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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05629

ING Investors Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ (Address of principal executive offices)	85258 (Zip code)
CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:                                     December 31

Date of reporting period:                                  January 1, 2012 to December 31, 2012

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2012

Classes ADV, I, S and S2

ING Investors Trust

■	ING BlackRock Health Sciences Opportunities Portfolio
■	ING Bond Portfolio (formerly, ING American Funds Bond Portfolio)
■	ING Clarion Global Real Estate Portfolio
■	ING FMRSM Diversified Mid Cap Portfolio
■	ING Global Resources Portfolio
■	ING Invesco Van Kampen Growth and Income Portfolio
■	ING JPMorgan Emerging Markets Equity Portfolio
■	ING Liquid Assets Portfolio
■	ING Marsico Growth Portfolio
■	ING MFS Total Return Portfolio
■	ING MFS Utilities Portfolio
■	ING Morgan Stanley Global Franchise Portfolio
■	ING PIMCO Total Return Bond Portfolio
■	ING Pioneer Mid Cap Value Portfolio
■	ING T. Rowe Price Capital Appreciation Portfolio
■	ING T. Rowe Price Equity Income Portfolio
■	ING T. Rowe Price International Stock Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	2
Market Perspective	3
Portfolio Managers’ Reports	5
Shareholder Expense Examples	38
Report of Independent Registered Public Accounting Firm	41
Statements of Assets and Liabilities	42
Statements of Operations	52
Statements of Changes in Net Assets	57
Financial Highlights	66
Notes to Financial Statements	75
Summary Portfolios of Investments	101
Tax Information	178
Shareholder Meeting Information	180
Trustee and Officer Information	181
Advisory Contract Approval Discussion	185

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Looking Forward

Dear Shareholder,

Normally I end my letters by exhorting clients to keep their portfolios focused on long-term goals and well diversified in terms of assets and geography, and to discuss thoroughly any proposed investment changes with their financial advisors before taking action. This month, the reminders are up front to emphasize their importance as we conclude an eventful year and take a look forward.

A central theme over the past few years has been the impact government and central bank policymaking has had on economic and market outcomes. Private-sector forces, which tend to restore equilibrium in normal times, have not done enough to allow policymakers to scale back their involvement. An important reason for this is that the framework within which private-sector decisions are made requires substantial overhaul; economic and monetary ties in the euro zone need to be strengthened, the U.S. must make some difficult fiscal decisions and the success of a number of economies depends on the introduction of structural reforms.

Since the world economy is still sluggish, supportive public policies will remain critical in 2013 and beyond. However, what might we anticipate over the long term? For insight into this question, I turned to a recent report published by the National Intelligence Council — a U.S. government agency that serves as a bridge between the U.S. intelligence and policy communities — entitled “Global Trends 2030: Alternative Worlds.” The report identifies four “megatrends” that the Council considers likely to emerge over the next 20 years or so. Among these are two that potentially carry implications for future investment themes. Individual empowerment will accelerate owing to growth of the global middle class, says the Council, potentially leading to a virtuous cycle of global economic expansion and creating dynamic markets for new products and technologies. Meanwhile, emerging nations will wield greater regional influence, and the health of the global economy increasingly will be linked to how well the developing world fares. This suggests that a portfolio of securities that provide exposure to developed and emerging market economies — such as ING Funds seeks to provide — may offer attractive potential for some time to come.

It’s important to remember that these are projections and subject to change, but they point to the value of keeping one’s portfolio well diversified to meet the challenges and take advantage of the opportunities that lie ahead.

All of us at ING Funds extend our best wishes for a happy and prosperous new year. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 4, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

2

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2012

In the early part of our fiscal year, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, enjoyed the best first quarter rally since 1998. But in the two months from early April the MSCI World IndexSM slumped 11% as, for the third consecutive year, the basis of earlier optimism was undermined by events. The recovery from there was dramatic and the MSCI World IndexSM ended up 15.71% for the whole year, despite slow, patchy improvement in economic data, and investors’ frustration at the futile efforts of global leaders to resolve key problems. It came because central banks, by their actions, made risky assets much more attractive. (The MSCI World IndexSM returned 15.83% for the one year ended December 31, 2012, measured in U.S. dollars.)

Much of the early upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. But the improvement faded fast: the three-month average of 245,000 new jobs reported in March slumped to only 94,000 in September, before rebounding less than one third of the way to 139,000 by December. The unemployment rate was still uncomfortably high at 7.7%.

By December, other economic data, from average hourly earnings growth to consumer confidence to retail sales were mostly inconclusive. Final third quarter gross domestic product (“GDP”) growth was revised up to 3.1%, but it didn’t feel like it and the next few quarters were expected to show growth at about half of this level.

The housing market however, seemed clearly to be on the mend. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 4.3% year-over-year gain, while new home sales in November were the highest since April 2010.

Also in the relative doldrums was China, responsible for much of global GDP growth in recent years. GDP increased by 7.4% in the third quarter of 2012 over the same quarter in 2011, the lowest rise in three years.

And yet despite the shortage of good news, the MSCI World IndexSM ended December 16% above the low point in early June. How could this be? One reason was a growing sense that the euro zone’s enduring sovereign debt crisis might at last be approaching the end-game. Another was a third round of quantitative easing launched by the Federal Reserve.

In the euro zone, amid ongoing protests against fiscal austerity, a €100 billion recapitalization bailout for Spain’s shaky banks was tortuously agreed upon in June. Attention returned to Greece in July where the continuation of the country’s bailout rested on the outcome of an examination by creditors of its parlous fiscal state. With prospects for the euro looking increasingly tenuous, European Central Bank (“ECB”) President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was “ready to do whatever it takes to preserve the euro.” Under certain conditions, the ECB would buy without limitation the 1–3 year bonds of a country in difficulties.

In September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing: an additional $40 billion of agency mortgage-backed securities would be purchased monthly. Then in December, “Operation Twist” was replaced by $45 billion in monthly Treasury purchases. Exceptionally low policy interest rates would remain at least until the unemployment rate fell to 6.5%.

So the year ended with central bankers sounding increasingly determined to underpin the euro and the prices of risky assets. This was enough to drive those prices higher despite dark political clouds. In Europe, inter-governmental squabbling dangerously held back agreement on Greece’s next bailout tranche until November 27. In the U.S., the newly-elected Congress looked rather like the old one, and an ominous year-end cocktail of deflationary tax increases and spending cuts was forestalled by an eleventh-hour agreement on tax increases alone which postponed an even bigger conflict on spending and the debt ceiling until March.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) of investment grade bonds rose 4.22% in 2012. The Barclays Capital U.S. Treasury Index, a sub-index of the BCAB, returned only 1.99% as risk appetite recovered. By contrast the Barclays Capital U.S. Corporate Investment Grade Bond Index, also a sub-index of the BCAB, rose 9.82%, while the Barclays Capital High-Yield Bond — 2% Issuer Constrained Composite Index (not part of the BCAB index) gained 15.78%.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 16.00% in the fiscal year. By sector, financials led the way with a return of 28.82%, followed by consumer discretionary with a return of 23.92%. No sector incurred a loss, but defensive utilities’ slim 1.29% gain reflected improved risk appetite. Operating earnings per share for S&P 500® companies set a new record in the second quarter of 2012, and barely slipped in the third.

In currency markets, the dollar fell 1.76% against the euro, which rebounded after Draghi’s July pronouncements, and 4.38% against the pound, which moved in sympathy with the euro, reflecting close trade ties. But the dollar gained 12.79% over the yen in 2012, as Japan’s parliamentary opposition won a landslide in December elections and promised unlimited monetary easing.

In international markets, the MSCI Japan® Index soared 21.57%, due mainly to the monetary stimulus referred to above. This was despite the effect on Japan’s export focused economy of the euro zone crisis, the slowdown in China and a return to recession. The MSCI Europe ex UK® Index rose 18.78% due to central bank initiatives, in the face of economic news that was unremittingly bad, also including a return to recession and record unemployment at 11.7%. The MSCI UK® Index added 10.19%, boosted by financials but held back by large, lagging energy and materials. The U.K. GDP grew 1% in the third quarter, but this was largely due to one-time statistical anomalies.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays Capital U.S. Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate U.S. Government and Corporate investment grade debt securities.
Barclays Capital U.S. Treasury Index
An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

iMoneyNet First Tier Retail Index	An unmanaged index that includes the most broadly based money market funds.
MSCI All Country World IndexSM (ex U.S.)	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
MSCI EAFE® Index
An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Emerging Markets IndexSM
An unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000 Value® Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 3000® Health Care Index	A health care component of the Russell 3000® Index and a daily priced, un-hedged, market cap free-float adjusted index that is rebalanced/reconstituted annually.
Russell MidCap® Value Index	An unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P 500® Utilities Index	Measures the performance of the utilities sector.
S&P 1500 Supercomposite Healthcare Sector Index
An unmanaged capitalization-weighted index tracking the performance of healthcare stocks reported within the S&P 500®, S&P Midcap 400 and S&P SmallCap 600 Index (which includes large, medium and small companies).

S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
S&P Developed Property Index
An unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

S&P MidCap 400 Index	An unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
S&P North American Natural Resources Sector Index
An unmanaged index and a market-capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors.

4

ING BLACKROCK HEALTH SCIENCES
OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2012 (as a percentage of net assets)
Health Care	95.0%
Consumer Staples	0.9%
Industrials	0.7%
Materials	0.5%
Consumer Discretionary	0.5%
Assets in Excess of Other Liabilities*	2.4%
Net Assets	100.0%

* Includes short-term investments. Portfolio holdings are subject to change daily.

ING BlackRock Health Sciences Opportunities Portfolio (the “Portfolio”) seeks long-term capital growth. The Portfolio is managed by Erin Xie and Thomas Callan, CFA and Managing Director, Portfolio Managers of BlackRock Advisors, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 18.73% compared to the Russell 3000® Health Care Index and the S&P 1500 Supercomposite Healthcare Sector Index, which returned 19.32% and 18.35%, respectively, for the same period.

Portfolio Specifics: The Portfolio outperformed the Russell 3000® Healthcare Index prior to the deduction of fees and expenses, but underperformed net of fees. The key drivers for this outperformance (in order of magnitude) were the overweight allocation to biotechnology, underweight allocation and stock selection to pharmaceuticals and stock selection in medical devices & supplies.

The sizeable overweight allocation to biotechnology was the largest contributor to relative performance during 2012. Several holdings generated sizable gains for the Portfolio, namely Pharmacyclics, Medivation, Ariad Pharmaceuticals, Infinity Pharmaceuticals, Alexion Pharmaceuticals and Amylin Pharmaceuticals, all of which were bolstered by either clinical announcements, strong financial results or the combination thereof. In pharmaceuticals, the underweight allocation relative to the large benchmark weight proved beneficial to relative performance since pharmaceuticals was the worst performing sub-sector in the Russell 3000® Healthcare Index. Furthermore, underweight positions in several underperforming, large benchmark holdings, Johnson & Johnson, Bristol-Myers and Merck, combined with overweight allocations to several strong performers, Sanofi, Bayer and Eli Lilly, led to gains in relative performance during 2012. Lastly, the medical devices & supplies sub-sector had effective stock selection in the healthcare equipment industry (Sirona Dental Systems and St. Jude Medical), healthcare supplies industry (Align Technology) and life sciences tools industry (Mettler-Toledo and Agilent Technologies). The healthcare facilities industry, part of the healthcare providers & services sub-sector, was additive to relative performance through positions in Brookdale Senior Living and Capital Senior Living.

The largest detractor for the time period was the healthcare providers & services sub-sector, specifically the underweight allocation to both Express Scripts and Medco Health Solutions, both in healthcare services, since Express Scripts completed its acquisition of Medco in early 2012. Another notable detractor was the overweight allocation to the managed care industry which came under pressure after the Supreme Court upheld the “Healthcare Reform” law at the end of June.

Top Ten Holdings as of December 31, 2012* (as a percentage of net assets)
Pfizer, Inc.	5.5%
Eli Lilly & Co.	4.1%
Johnson & Johnson	3.8%
Roche Holding AG — Genusschein	3.7%
Sanofi-Aventis SA	3.6%
Celgene Corp.	3.0%
Novartis AG	2.7%
Express Scripts Holding Co.	2.5%
Alexion Pharmaceuticals, Inc.	2.4%
Biogen Idec, Inc.	2.3%

* Excludes short-term investments. Portfolio holdings are subject to change daily.

Current Strategy and Outlook: The Obama re-election solidifies the implementation of “Healthcare Reform” which we believe should lead to an increase in healthcare utilization as the uninsured population becomes part of the healthcare ecosystem starting in 2014. This combined with what we believe are attractive healthcare valuations, even after the strong performance of 2012, creates opportunities in the healthcare sector for 2013 and beyond. In the short-term, we are watching the latest policy events closely and continue to avoid companies that are reliant on government reimbursement and, therefore, would be at risk in a budget cutting scenario. Conversely, we continue to focus on innovation and invest in those companies meeting an unmet medical need or an enhancement to current product or procedure demonstrated by our two largest allocations in biotechnology and pharmaceuticals. As always, our primary focus is to identify and own companies that we believe have a strong outlook, even in a weak macro environment, due to new product cycles, strong execution, and/ or margin opportunities, as well as companies with overly depressed valuations with favorable risk/reward characteristics.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

5

ING BLACKROCK HEALTH SCIENCES
OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class I April 28, 2006		Since Inception of Class S May 3, 2004

Class ADV	18.25%	2.13%	3.10%		—		—
Class I	18.94%	2.91%	—		4.76%		—
Class S	18.73%	2.65%	—		—		5.24%
Russell 3000 Health Care Index	19.32%	5.55%	5.96	%(1)	6.54	%(2)	5.81	%(3)
S&P 1500 Supercomposite Healthcare Sector Index	18.35%	5.10%	5.58	%(1)	6.30	%(2)	5.51	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING BlackRock Health Sciences Opportunities Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the indices is shown from January 1, 2007.

(2)	Since inception performance of the indices is shown from May 1, 2006.

(3)	Since inception performance of the indices is shown from May 1, 2004.

6

PORTFOLIO MANAGERS’ REPORT

ING BOND PORTFOLIO

Investment Type Allocation as of December 31, 2012 (as a percentage of net assets)
Corporate Bonds/Notes	31.2%
U.S. Government Agency Obligations	30.6%
U.S. Treasury Obligations	17.8%
Collateralized Mortgage Obligations	16.0%
Affiliated Mutual Funds	12.7%
Asset-Backed Securities	3.7%
Preferred Stock	0.3%
Purchased Options	0.1%
Liabilities in Excess of Other Assets*	(12.4)%
Net Assets	100.0%

* Includes short-term investments and purchased options. Portfolio holdings are subject to change daily.

ING Bond Portfolio (the ’’Portfolio’’) seeks to provide maximum total return through income and capital appreciation. The Portfolio is managed by Christine Hurtsellers, Matthew Toms and Michael Mata, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance: For the one-year period ended December 31, 2012, the Portfolio provided a total return of 6.50%, compared to its benchmark the Barclays Capital U.S. Aggregate Bond Index, which returned 4.21% for the same period.

Portfolio Specifics: Fortunately, the world did not come to an end in December as the Mayans had predicted. In fact, fixed income investors continued to endorse risk assets and finished the year strongly, with most spread sectors rallying and driving up U.S. interest rates as the year ended. The Portfolio ended the year by both delivering strong positive absolute returns as well as outperforming the benchmark over the period.

For the period from January 1, 2012 through July 20, 2012, the Portfolio was in a “master-feeder” fund structure and invested all of its assets in a “master fund” managed by Capital Research and Management Company. For the period of time that the Portfolio was in a “master-feeder” fund structure, it outperformed the Barclays Capital U.S. Aggregate Index.

For the period from the close of business on July 20, 2012 through December 31, 2012, the Portfolio outperformed the benchmark. This outperformance has been largely due to overweighting spread sector assets such as non-agency mortgages and commercial mortgage-backed securities and high yield corporate bonds. Also, our security selection within investment grade credit and agency mortgage-backed securities helped relative performance.

Positioning duration modestly short to U.S. interest rates the second half of 2012 had a positive impact on relative returns as interest rates moved higher and the U.S. yield curve steepened. Having some modest, non-U.S. dollar currency exposure in the Portfolio was a modest drag on relative returns for 2012.

Top Ten Holdings as of December 31, 2012 (as a percentage of net assets)
Fannie Mae, 3.000%, 11/25/42	7.6%
Freddie Mac, 3.500%, 07/15/41	6.4%
United States Treasury Note, 0.250%, 12/15/15	5.3%
ING Emerging Markets Local Currency Debt Fund Class P	5.2%
ING Emerging Markets Hard Currency Sovereign Debt Fund Class P	4.7%
United States Treasury Note, 0.250%, 11/30/14	4.4%
Fannie Mae, 5.000%, 12/01/36	3.5%
United States Treasury Bond, 2.750%, 08/15/42	2.8%
ING Emerging Markets Corporate Debt Fund Class P	2.8%
Freddie Mac, 6.500%, 03/15/42	2.2%

Portfolio holdings are subject to change daily.

Derivative Usage: Treasury futures and swaps were used to manage duration. These holdings, along with cash bonds led our duration and curve management to achieve a net modest contribution over the period. Currency forwards were used for currency management along with cash bonds. Together they added slightly to outperformance. Credit default swaps were used for both sector management and issue selection, which when combined with cash bonds were the largest contributors to excess returns for the year.

Current Strategy and Outlook: The New Year’s celebrations are behind us, a fresh start is on the books for 2013, and it seems that a majority of the headwinds from 2012 have dissipated. However, we believe global imbalances are here to stay with minimal European growth being a drag on the global economy for the foreseeable future. In contrast, private sector growth in the United States appears to be sustainable against the backstop of highly accommodative monetary policy (substantial bond buying by the U.S. Federal Reserve). In addition, the stimulus cycle across emerging markets that featured broad rate cuts in 2012 is now paying dividends to investors. Despite the presence of political uncertainty and volatility likely induced at times by these global imbalances, our forecast is for sustained positive macro momentum and modest global growth in 2013.

In our view, spread sectors for 2013 will largely be a different game than in 2012 given our base-case scenario of moderate economic growth, abundant financial liquidity and good credit quality. Yields in the highest quality segments such as U.S. Treasuries, agencies, agency mortgage-backed securities (“MBS”) and asset-backed securities will be far less attractive relative to credit sensitive sectors such as investment grade corporates, non-agency MBS, high yield corporates and emerging market sovereigns and corporates. We believe the fixed income landscape has richened with valuations further stretched by capital flows from investors hungry for sources of sustainable yield and income. Therefore, we are still constructive on these spread-sensitive areas: investment grade and high yield credit, non-agency MBS and emerging market debt. We believe these look to be areas better positioned to perform coming into 2013.

*	On March 8, 2012, the Portfolio’s Board of Trustees approved changing the Portfolio’s “master-feeder” fund structure in which the Portfolio invests all of its assets in a “master fund” managed by Capital Research and Management CompanySM to that of a “traditional” fund structure in which the Portfolio will invest directly in securities under the day-to-day management of a sub-adviser. The Board approved a proposal appointing ING Investment Management Co. LLC as the Portfolio’s sub-adviser (“Proposal”) with subsequent revisions to the Portfolio’s name, investment objective, fee structure, and principal investment strategies. The Proposal to appoint ING IM as the Portfolio’s sub-adviser required shareholder approval. Effective at the close of business on July 20, 2012, ING IM began managing the Portfolio under a new investment program pursuant to a new sub-advisory agreement.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

7

ING BOND PORTFOLIO

PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception November 12, 2007

ING Bond Portfolio	6.50%	3.87%	3.75%
Barclays Capital U.S. Aggregate Bond Index	4.21%	5.95%	6.17	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Bond Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from November 1, 2007.

Prior to July 20, 2012, the Portfolio was managed under a “master-feeder” fund structure in which the Portfolio invested all of its assets in a “master fund” managed by Capital Research and Management CompanySM. Effective at the close of business on July 20, 2012, ING IM began managing the Portfolio under a new investment program pursuant to a new sub-advisory agreement and the Portfolio became managed under a “traditional” fund structure in which the Portfolio will invest directly in securities under the day-to-day management of ING IM. Performance prior to July 20, 2012 was attributable to its master-feeder fund structure.

8

PORTFOLIO MANAGERS’ REPORT

ING CLARION GLOBAL REAL ESTATE PORTFOLIO

Geographic Diversification as of December 31, 2012 (as a percentage of net assets)
United States	43.3%
Japan	15.5%
Hong Kong	10.5%
Australia	9.8%
United Kingdom	5.4%
Singapore	5.2%
France	4.7%
Canada	1.6%
Germany	0.8%
Countries between 0.1%-0.8%ˆ	2.5%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%

* Includes short-term investments. ˆ Includes 5 countries, which each represents 0.1%–0.8% of net assets. Portfolio holdings are subject to change daily.

ING Clarion Global Real Estate Portfolio (the “Portfolio”) seeks high total return consisting of capital appreciation and current income. The Portfolio is managed by T. Ritson Ferguson, Chief Executive Officer, CFA, Steven D. Burton, Managing Director, CFA, and Joseph P. Smith, CFA, Managing Director, Portfolio Managers of CBRE Clarion Securities LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 25.65% compared to the S&P Developed Property Index, which returned 28.94% for the same period.

Portfolio Specifics: Global real estate shares generated a positive total return over the past twelve months. Markets have benefited from stability in the equity markets, a sense of diminished “tail risk” in global macro-economic conditions, improving property fundamentals, and accommodative capital markets, which have led to an increasingly active transactions market for property companies. During the period, Asia-Pacific property stocks posted the best performance, up 43.2%, while Europe and the Americas delivered total returns of 30.7% and 18.5%, respectively.

Global economic growth prospects are about where they were a year ago, which is sluggish and below the long-term average, but still moderately positive. Projected global GDP growth for 2013 and 2014 is about the same as projected twelve months ago, at 2.3% and 2.8%, respectively. Projected growth in the important U.S. market is also about the same as believed a year ago, which is in the 2% range for each year. Central banks globally maintained extremely accommodative monetary policy during the year with policy rates at or near zero for many of the major global economic players, including the U.S., U.K. and euro zone. This has helped to sustain liquidity in global financial markets which to some extent flowed into real asset markets including property. The U.S. Federal Reserve Bank has been particularly aggressive, tying monetary policy late in the year to specific unemployment and inflation targets which bolstered the announcement of a third round of quantitative easing just months prior. In September, the European Central Bank announced a commitment to buy unlimited quantities of sovereign debt, up to three years in maturity, of member countries in exchange for accepting conditions related to implementing economic reforms. The unprecedented nature of central banks using significant balance sheet capacity to nurse economic growth has been perceived by investors to reduce the “tail risk” of economic recession or dislocation within the capital markets. This has supported stable to rising equity markets.

During the period, the Portfolio trailed the benchmark return primarily as the result of sub-par stock selection. While stock selection added value in Europe, both in the U.K. as well as on the Continent, this benefit was more than offset by the relative underperformance of portfolio holdings in the U.S., Hong Kong and Japan. Asset allocation decisions also hurt relative performance during the period as the benefit of an underweight to the underperforming European region was offset by allocation decisions in the Asia-Pacific region, particularly in Singapore and Hong Kong. Our modest cash position was another drag on relative performance in a strongly positive market.

Top Ten Holdings as of December 31, 2012 (as a percentage of net assets)
Mitsubishi Estate Co., Ltd.	4.7%
Simon Property Group, Inc.	4.5%
Mitsui Fudosan Co., Ltd.	3.8%
Westfield Group	2.8%
Boston Properties, Inc.	2.6%
Unibail	2.4%
AvalonBay Communities, Inc.	2.4%
Cheung Kong Holdings Ltd.	2.4%
Host Hotels & Resorts, Inc.	2.2%
Macerich Co.	2.2%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We believe that with an improving economic outlook that the markets will embrace property companies with more exposure to growth. The Portfolio’s positioning is focused on companies, geographies and property sectors which stand to benefit the most from improving economic conditions. Geographically, we remain underweight the euro zone, which we believe could be economically challenged during the coming year, and we are more favorably inclined to the Americas and Asia-Pacific regions given, in our opinion, their superior economic growth outlook and associated growth in real estate cash flows. By property type, in the U.S. we are overweight the mall, apartment, hotel and industrial sectors and remain underweight the suburban office, healthcare, storage and net lease sectors. In Europe, we have a bias toward the dominant Western European retail companies ex the U.K., and a preference for office companies in London that focus on the supply-constrained West End submarket. In the Asia-Pacific region, we generally favor the office, retail and industrial sectors. We remain overweight the Australian real estate investment trusts (“REITs”) as well as Japanese property companies with significant exposure to the Tokyo office market. We remain cautious on the residential sector in Hong Kong and Singapore as a result of increasingly effective governmental cooling measures. We believe the rationale for a global listed property strategy remains very much intact including diversification via low long-term correlation to broad equities and bonds, attractive current yield, reasonable valuations and the continued, gradual spread of the REIT structure globally. Real estate fundamentals will, as always, reflect improving economic conditions on a lagged basis as a result of the underlying lease structures. We continue to believe that total return looking forward could be anchored by a dividend yield in the 3–4% range plus growth in cash flow per share, which we project to be in the mid-to-upper single-digit range in 2013 as economic growth continues.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

9

ING CLARION GLOBAL REAL ESTATE PORTFOLIO

PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Class ADV April 28, 2006		Since Inception of Classes I and S January 3, 2006		Since Inception of Class S2 May 3, 2006
Class ADV	25.17%	1.21%	2.96%		—		—
Class I	26.08%	1.86%	—		4.98%		—
Class S	25.65%	1.58%	—		4.71%		—
Class S2	25.52%	1.44%	—		—		3.24%
S&P Developed Property Index	28.94%	1.31%	3.18	%(1)	4.80	%(2)	3.18	%(1)

Based on a $10,000 initial investment the graph and table above illustrate the total return of ING Clarion Global Real Estate Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales changes and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost.

Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from May 1, 2006.

(2)	Since Inception performance for the index is shown from January 1, 2006.

10

PORTFOLIO MANAGERS’ REPORT

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO

Sector Diversification as of December 31, 2012 (as a percentage of net assets)
Consumer Discretionary	28.4%
Information Technology	18.8%
Financials	14.0%
Industrials	12.6%
Energy	9.9%
Consumer Staples	6.0%
Materials	5.7%
Health Care	4.6%
Utilities	0.1%
Liabilities in Excess of Other Assets*	(0.1)%
Net Assets	100.0%

* Includes short-term investments. Portfolio holdings are subject to change daily.

ING FMRSM Diversified Mid Cap Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Tom Allen, Vice President and Portfolio Manager, of Fidelity Management & Research Company — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 14.63% compared to the S&P MidCap 400 Index, which returned 17.88% for the same period.

Portfolio Specifics: The Portfolio underperformed the S&P Mid Cap 400 Index in 2012. Both stock selection and sector allocation detracted from relative return. The Portfolio’s cash position was an additional drag on relative performance in an up-market.

The largest individual detractor from relative performance was our decision to underweight Regeneron Pharmaceuticals, a high-growth biotech company and index component that saw its shares soar during the period. After the company reported negative earnings in 2011, the stock price soared during the review period because earnings per share (“EPS”) estimates went from roughly a loss of $2 for calendar year 2012 to a $4 gain for 2013. The Portfolio missed out on much of this gain because we did not hold any shares until the second half of the year. Elsewhere within the healthcare sector, the Portfolio’s overweighted position in healthcare information technology provider Allscripts Healthcare Solutions detracted as the stock fell sharply in April after the company announced a negative earnings surprise, in spite of positive industry fundamentals driven by the adaptation of government-subsidized electronic health records. The holding was sold out of the Portfolio during the third quarter.

Within the materials sector, out-of-benchmark holdings Newmont Mining, Kinross Gold, and IAMGOLD detracted. Gold miners appeared to be an interesting investment that we believed could benefit from the material money creation associated with the Federal Reserve’s quantitative easing programs. However, rapidly rising costs and execution disappointments prevented these companies’ earnings from growing commensurate with the rise in the price of the underlying gold commodity.

On the positive side, an out-of-benchmark position in Discover Financial Services added to relative results. At the time of purchase, the stock traded at a single-digit price-to-earnings (“P/E”) multiple and had rapid EPS growth due to loss reversals associated with improving credit conditions. Another strong contributor was an out-of-index stake in Gemalto, a France-based SIM card and security payments software firm. Its shares benefited from growth in end markets, which resulted in strong EPS improvement and P/E multiple expansion. Elsewhere, longtime fund holding Advance Auto Parts, which was gradually trimmed over the review period and ultimately sold-out of the portfolio, added to relative performance, driven by good execution during the first half of the year. Continued consumer trade-down behavior resulted in the aging of the U.S. auto fleet, which resulted in above-trend demand for retail auto parts. Out-of-benchmark holdings LyondellBasell Industries and Marathon Petroleum, a chemical and refiner company, respectively, were noteworthy contributors. This was due in large part to these companies’ advantaged cost position within an environment of cheap U.S. energy.

Top Ten Holdings as of December 31, 2012 (as a percentage of net assets)
Fiserv, Inc.	2.1%
Wyndham Worldwide Corp.	1.6%
Synopsys, Inc.	1.6%
HSN, Inc.	1.5%
Fluor Corp.	1.5%
Time Warner, Inc.	1.5%
Archer-Daniels-Midland Co.	1.5%
Kroger Co.	1.5%
Equifax, Inc.	1.5%
Marathon Petroleum Corp.	1.3%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We spend the majority of our time focusing on individual companies and only around 5% thinking about macro factors. This is due to our belief that there are fewer variables involved in trying to get stock decisions right and that the best opportunity for alpha generation is by focusing on company-level analysis. Having said that, our macro view does affect our investment decisions. It appears we are in a new normal, where growth continues, but at a suboptimal pace due to the excesses of the past and our country’s debt situation. However, as long as the central bank is committed to creating money at a rate of approximately $1 trillion per year on a $16 trillion economy, we believe asset inflation will result, which seems bullish for the nominal returns of stocks. In this new normal, we continue to seek stocks and industries that can raise prices, increase return on invested capital and offer the consumer value. We are always seeking stocks in any industry that are cheap and getting better, or that exhibit attributes of secular growth before they attain lofty valuation multiples.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

11

PORTFOLIO MANAGERS’ REPORT

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class ADV January 17, 2006		Since Inception of Class I August 15, 2005

Class ADV	14.24%	1.74%	—	4.01%		—
Class I	14.93%	2.36%	—	—		6.00%
Class S	14.63%	2.11%	10.66%	—		—
Class S2	14.41%	1.95%	10.49%	—		—
S&P MidCap 400 Index	17.88%	5.15%	10.53%	5.47	%(1)	6.33	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING FMRSM Diversified Mid Cap Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from February 1, 2006.

(2)	Since inception performance of the index is shown from August 1, 2005.

12

PORTFOLIO MANAGERS’ REPORT

ING GLOBAL RESOURCES PORTFOLIO

Geographic Diversification as of December 31, 2012 (as a percentage of net assets)
United States	76.3%
Canada	14.6%
United Kingdom	2.3%
Netherlands	1.3%
Norway	1.3%
France	1.2%
Assets in Excess of Other Liabilities*	3.0%
Net Assets	100.0%

* Includes short-term investments. Portfolio holdings are subject to change daily.

ING Global Resources Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Joseph Bassett, CFA, John Bailey and James Swain, CFA, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of (2.85)% compared to the S&P North American Natural Resources Sector Index, which returned 2.20% for the same period.

Portfolio Specifics: The majority of underperformance came from security selection within energy and materials. The strongest detractors were the Portfolio’s positions in the integrated oil and gas, gold, and coal and consumable fuels industries. Portfolio positions in oil and gas equipment and services also hurt returns. Our position in Cliffs Natural Resources Inc. and Key Energy Services Inc. were among the leading individual detractors from relative performance. Cliffs Natural Resources underperformed due to a decline in iron ore and metals prices associated with weaker global demand, particularly in China. We continue to own Cliffs Natural Resources as we anticipate a rebound in iron ore prices from depressed levels as well as better execution by the company. Key Energy underperformed due to its exposure to North American onshore oil services, where there has been mobilization of capacity from natural gas to oil. We sold our position in Key Energy.

Not owning Marathon Petroleum Corp. also detracted from performance. Marathon repositioned itself as an international exploration and production company with an improving growth and margin outlook after divesting refining, marketing and logistics assets. Early acquisitions in the Eagle Ford shale have proved opportune, and the company is now enjoying more predictable production growth. The Portfolio’s position in Arch Coal Inc., a coal consumable fuels company, also detracted from returns. The company underperformed significantly as the coal sector lagged due to depressed natural gas prices, which cap the pricing for coal. Worries about slowing growth in China worsened the stock’s underperformance.

Top Ten Holdings as of December 31, 2012 (as a percentage of net assets)
ExxonMobil Corp.	9.2%
Chevron Corp.	8.2%
Schlumberger Ltd.	6.6%
Anadarko Petroleum Corp.	3.6%
Suncor Energy, Inc.	3.6%
EOG Resources, Inc.	3.2%
Halliburton Co.	3.2%
Teck Cominco Ltd. — Class B	3.0%
Freeport-McMoRan Copper & Gold, Inc.	2.7%
GoldCorp, Inc.	2.6%

Portfolio holdings are subject to change daily.

On the positive side, an underweight position in Occidental Petroleum Corp. contributed to returns. The company underperformed during the fourth quarter of 2012 as a result of operating cost inflation and fears of deteriorating returns; production growth failed to reach the upper end of management guidance as many anticipated. Not owning Canadian Natural Resources Ltd. also contributed to results as depressed regional oil and natural gas prices in Western Canada led to concerns over revenue growth. Project delays in long-term oil development also were looming. Another favorable position was an overweight in EOG Resources Inc., an oil and gas exploration company. EOG explores for, develops and markets crude oil and natural gas. The company performed well due to improved recovery of oil in the Eagle Ford shale formation, which fortified the perception of longer-term growth opportunities there. The Eagle Ford shale formation is expected to shift output away from lower margin international assets in regions such as the North Sea. The formation contains some of the most productive onshore wells in the United States.

Current Strategy and Outlook: We believe global oil prices have sustained heights that leave little room for further meaningful appreciation, while natural gas, awaiting an elusive supply correction in North America, has faced relatively mild weather conditions. During the fourth quarter, expectations for 2013 oil and natural gas prices declined. We continue to believe that natural gas prices — in North America and the rest of the world — will experience a gradual recovery in the coming quarters. For certain segments within materials, metals and mining we see attractive valuations and price stability with prices being close to marginal costs.

*	Effective April 30, 2012, James Swain was added as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

13

ING GLOBAL RESOURCES PORTFOLIO

PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 18, 2006		Since Inception of Class I July 2, 2003
Class ADV	(3.16)%	(3.06)%	—	2.06%		—
Class I	(2.58)%	(2.47)%	—	—		11.87%
Class S	(2.85)%	(2.72)%	12.14%	—		—
Class S2	(2.99)%	(2.87)%	11.98%	—		—
S&P North American Natural Resources Sector Index	2.20%	(1.51)%	12.78%	3.73	%(1)	12.30	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the ING Global Resources Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from January 1, 2007.

(2)	Since inception performance of the index is shown from July 1, 2003.

On April 30, 2007, the Portfolio changed its principal investment strategies. ING Investment Management Co. LLC has managed the Portfolio since January 3, 2006. Prior to this date, a different firm served as portfolio manager.

14

ING INVESCO VAN KAMPEN GROWTH
AND INCOME PORTFOLIO

PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2012 (as a percentage of net assets)
Financials	25.3%
Health Care	14.6%
Consumer Staples	12.1%
Consumer Discretionary	11.5%
Energy	11.1%
Information Technology	8.8%
Industrials	6.8%
Telecommunication Services	2.8%
Utilities	2.5%
Materials	1.4%
Assets in Excess of Other Liabilities*	3.1%
Net Assets	100.0%

* Includes short-term investments. Portfolio holdings are subject to change daily.

ING Invesco Van Kampen Growth and Income Portfolio (the “Portfolio”) seeks long-term growth of capital and income. The Portfolio is managed by the Van Kampen Equity Income team. Current members jointly and primarily responsible for the day-to-day management of the Portfolio are Thomas B. Bastian, CFA and Mary Jayne Maly, CFA, Managing Directors, and James O. Roeder, CFA, Mark Laskin and Sergio Marcheli, Portfolio Managers, of Invesco Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 14.56%, compared to the Russell 1000® Value Index, which returned 17.51%, for the same period.

Portfolio Specifics: The fiscal year began with the broad equity markets rallying, having one of the largest gains since 2009. During the second quarter of the year, major domestic and global equity markets declined as they were dominated by the macroeconomic, risk-on, risk-off environment. Changing the course from the second quarter, the major domestic and global equity markets posted positive performance for the third and fourth quarters. Once again, volatility continued to be dominated by the macroeconomic, risk-on, risk-off environment. The close of the year was marked with corporations refusing to spend or invest in an unpredictable fiscal and regulatory environment based on the uncertainty of the presidential election and the so-called “fiscal cliff” — a variety of tax increases and spending cuts scheduled to take effect in January 2013, unless an agreement is reached between the White House and Congress.

Results were strong among the sectors of the Russell 1000® Value Index, with most sectors such as consumer discretionary, financials, industrials, consumer staples, telecommunication services, healthcare and materials posting double-digit positive returns.

Strong stock selection within the industrials sector was the largest relative contributor to performance versus the Russell 1000® Value Index. Strong stock selection and an overweight within the consumer discretionary sector provided a boost to relative performance. A material underweight to utilities also acted as a contributor, as utilities was the worst performing sector within the benchmark. Strong stock selection in the materials sector and the information technology sector also contributed to performance.

Top Ten Holdings as of December 31, 2012* (as a percentage of net assets)
JPMorgan Chase & Co.	5.4%
General Electric Co.	3.4%
Citigroup, Inc.	2.8%
Marsh & McLennan Cos., Inc.	2.4%
Viacom — Class B	2.3%
Microsoft Corp.	2.3%
Time Warner Cable, Inc.	2.2%
eBay, Inc.	2.1%
Comcast Corp. — Class A	2.1%
Anadarko Petroleum Corp.	2.1%

* Excludes short-term investments. Portfolio holdings are subject to change daily.

On the negative side, a relatively high cash position within the Portfolio was a large detractor from performance during a market returning double digit returns. Stock selection in the consumer staples sector was the largest detractor from Portfolio performance. An underweight to financials and stock selection also detracted from performance. Stock selection and an underweight in telecommunications as well as stock selection in the energy sector also negatively affected the Portfolio’s relative performance.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a slight negative impact on the Portfolio’s performance relative to the Russell 1000 Value® Index for the reporting period.

Current Strategy and Outlook: Equity markets experienced continued volatility during the reporting period. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

15

ING INVESCO VAN KAMPEN GROWTH
AND INCOME PORTFOLIO

PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class ADV February 22, 2004		Since Inception of Class I April 28, 2006

Class ADV	14.17%	0.80%	—	4.54%		—
Class I	14.89%	1.41%	—	—		2.93%
Class S	14.56%	1.16%	7.31%	—		—
Class S2	14.41%	1.00%	7.14%	—		—
Russell 1000® Value Index	17.51%	0.59%	7.38%	4.76	%(1)	2.21	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Invesco Van Kampen Growth and Income Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from March 1, 2004.

(2)	Since inception performance of the index is shown from May 1, 2006.

16

ING JPMORGAN EMERGING
MARKETS EQUITY PORTFOLIO

PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of December 31, 2012 (as a percentage of net assets)
Brazil	14.8%
China	14.5%
South Africa	12.4%
India	11.4%
South Korea	10.5%
Taiwan	7.1%
Hong Kong	5.9%
Indonesia	3.8%
Mexico	3.6%
Countries between 0.7%–3.1%ˆ	15.6%
Assets in Excess of Other Liabilities*	0.4%
Net Assets	100.0%

* Includes short-term investments. ˆ Includes 7 countries, which each represents 0.7%–3.1% of net assets. Portfolio holdings are subject to change daily.

ING JPMorgan Emerging Markets Equity Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Austin Forey, Managing Director, and Richard Titherington, Managing Director; each a Portfolio Manager of J.P. Morgan Investment Management Inc. — the Sub- Adviser.*

Performance: For the year ended December 31, 2012, the Portfolio’s Class S Shares provided a total return of 19.11% compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned 18.22% for the same period.

Portfolio Specifics: For the year ended December 31, 2012, strong stock selection in Russia and Taiwan relative to the MSCI EM IndexSM contributed to Portfolio returns. This was offset by the underperformance of investments in India and China during the year.

2012 was a strong year for emerging market equities. Following nearly two years of downward revisions in expectations, sentiment around emerging market equities appears to have bottomed at the end of September. Market conviction that worst-case scenarios were averted in Europe and an improvement in macro data in China led to a strong relative rally in emerging markets in the final quarter and helped end the year on a positive note.

The Portfolio was buoyed during the period by strong stock selection in the information technology, industrials and financials sectors. This was partially offset by adverse selection in consumer staples, energy and consumer discretionary sectors.

At the individual stock level, an overweight in Taiwan Semiconductor Manufacturing Co., the world’s largest contract chip maker, was a strong performer. Taiwan Semiconductor benefited from strong revenue growth, aided by strong global smartphone demand. Additionally, Grupo Financiero Banorte in Mexico aided performance. Banorte is a leading bank focused on the domestic market. The company is benefitting from strong loan growth and improving margins in an economy where credit penetration is low.

Alternatively, OGX, an independent producer of oil and gas in offshore Brazil, hindered performance. While the company has extensive reserves, it has been struggling with delays and lower-than-expected production. Additionally, a holding in Infosys Technologies detracted from returns. Infosys, a leading information technology services company, released fiscal fourth-quarter 2012 results in April that were below expectations, and revenue guidance for fiscal year 2013 was also weaker than anticipated.

Top Ten Holdings as of December 31, 2012 (as a percentage of net assets)
Samsung Electronics Co., Ltd.	5.5%
HDFC Bank Ltd. ADR	3.8%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3.7%
China Mobile Ltd.	3.1%
Cia de Bebidas das Americas ADR	2.9%
CNOOC Ltd.	2.6%
Hyundai Motor Co.	2.3%
AIA Group Ltd.	2.3%
Wal-Mart de Mexico SA de CV	2.2%
Hyundai Mobis	2.2%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Supportive comments from China’s policymakers, who were quiet in the months prior to the leadership transition, are now bolstering market confidence further entering 2013. We believe valuations in emerging markets remain relatively attractive, and the muddle-through scenario in developed economies may bode well for risk-taking and emerging markets this year.

We are overweight in China as we find relative valuations particularly attractive and see the potential for continued improvement in market sentiment. Recent macro data suggests a recovery in growth, with industrial production and retail sales exceeding expectations in November. Statements from the policy-setting conference gave additional support to this view, with ‘prudent’ monetary policy, pro-active fiscal policy and progress on economic reforms signaled for 2013.

The Turkish market, where we have been overweight, was a strong performer in 2012, as the Turkish economy has been a primary beneficiary of the coordinated quantitative easing underway globally. Turkish banks presented compelling value in 2012, and the Portfolio benefited from their strong performance. However, bank valuations are beginning to look somewhat stretched and may warrant re-evaluation during 2013.

*	Effective March 2012, Greg Mattiko was removed as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

17

ING JPMORGAN EMERGING
MARKETS EQUITY PORTFOLIO

PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class ADV March 23, 2006		Since Inception of Class I December 2, 2005
Class ADV	18.71%	(0.78)%	—	7.60%		—
Class I	19.33%	(0.18)%	—	—		9.69%
Class S	19.11%	(0.43)%	15.66%	—		—
Class S2	18.92%	(0.58)%	15.48%	—		—
MSCI EM IndexSM	18.22%	(0.92)%	16.52%	6.92	%(1)	9.19	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the ING JPMorgan Emerging Markets Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from April 1, 2006.

(2)	Since inception performance for the index is shown from December 1, 2005.

Since April 29, 2005, J.P. Morgan Investment Management Inc. has served as a portfolio manager for the ING JPMorgan Emerging Markets Equity Portfolio. Prior to this date, a different firm served as portfolio manager.

18

PORTFOLIO MANAGERS’ REPORT

ING LIQUID ASSETS PORTFOLIO

Investment Type Allocation as of December 31, 2012 (as a percentage of net assets)
Asset Backed Commercial Paper	27.6%
Other Note	26.3%
Treasury Debt	14.1%
Government Agency Repurchase Agreement	10.2%
Financial Company Commercial Paper	7.4%
Certificate of Deposit	5.3%
Other Instrument	4.6%
Government Agency Debt	2.7%
Corporate Bonds/Notes	1.0%
Other Commercial Paper	0.7%
Securities Lending Collateral	0.4%
Liabilities in Excess of Other Assets	(0.3)%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING Liquid Assets Portfolio (the “Portfolio”) seeks a high level of current income consistent with the preservation of capital and liquidity. The Portfolio is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. LLC — the Sub-Adviser.

Performance*: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 0.01% compared to the iMoneyNet First Tier Retail Index, which returned 0.02% for the same period.

Portfolio Specifics: The first quarter of 2012 was highlighted by a modestly improving U.S. economy, including job creation, and a market perceived reduction in risk from the European sovereign credit crisis due to new measures implemented by the various central banks and the European Central Bank (“ECB”). The most important action by the ECB was the introduction of the three-year Long Term Refinancing Operations during the fourth quarter of 2011, followed by a second round of funding in February 2012. This reduced the short-term funding needs for the European banks that were struggling to maintain adequate low-cost, short-term funding, a large portion of which is normally supplied by U.S. money market funds. The Federal Reserve Board (the “Fed”), in an attempt to increase transparency, announced a summary of predictions of the next anticipated move in the federal funds rate. The initial disclosure was for the next anticipated move to come late in 2014. Short-term money market rates remained anchored in their historical low range due to the expectations for rates to remain at current levels for the foreseeable future.
The major themes during the second and third quarters were modest economic growth in the United States, a poor but improving U.S. job market and slowing growth in the euro zone. Also, market risk remained elevated due to Greece, Spain, Italy and other countries experiencing very difficult economic conditions and funding issues. While various central banks and the ECB addressed the euro zone problems, they continued to struggle to find a permanent solution. The Fed continued to view the U.S. economic recovery as slow and at risk without additional policy accommodation. Elevated unemployment remained a concern, while household spending and signs of improvement in the housing sector were the bright spots of the economy. At its September 13 meeting, the Fed extended the outlook for the federal funds rate to be kept in the 0% to 0.25% range until the middle of 2015, from 2014 previously.

Top Ten Holdings as of December 31, 2012 (as a percentage of net assets)
Goldman Sachs Repurchase Agreement dated 12/31/12, 0.200%, due 01/02/13, $90,001,000 to be received upon repurchase (Collateralized by $91,794,000, FNSM, 0.420%, Market Value plus accrued interest $91,800,732 due 06/05/15)	7.1%
Treasury Bill, 0.030%, 01/17/13	5.0%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.144%, 01/02/13	4.6%
Treasury Bill, 0.050%, 01/10/13	3.9%
Treasury Bill, 0.060%, 01/03/13	3.4%
Deutsche Bank Repurchase Agreement dated 12/31/12, 0.200%, due 01/02/13, $39,840,443 to be received upon repurchase (Collateralized by $36,350,689, FNNT & FMNT, 2.000–5.250%, Market Value plus accrued interest $40,637,383 due 08/18/15–4/18/16)	3.1%
Barton Capital LLC, 0.187%, 01/03/13	3.0%
Wells Fargo Bank NA, 0.380%, 03/22/13	2.9%
Old Line Funding, LLC, 0.321%, 04/22/13	2.7%
Concord Minutemen Capital Co., 0.652%, 04/02/13	2.6%

Portfolio holdings are subject to change daily.

The fourth quarter saw the unemployment rate hold steady at an elevated 7.8% and inflation remained below the Fed’s longer-run objective. The housing market continued to improve. At its final meeting of the year the Fed announced it would continue with quantitative easing by extending the purchase of securities beyond year-end. The political debates over the fiscal cliff issues and the raising of the debt ceiling became the hot topic once we got past the presidential election in November. These issues, along with the need to reduce the U.S. debt, will be the primary drivers of the markets in the near term. The rates for short-term money market securities traded in a narrow range at historically low levels throughout 2012, due to the Fed keeping the federal funds rate anchored between 0% and 0.25%.

The Portfolio followed the strategy of taking on a limited amount of interest rate risk while maintaining reduced longer-term credit exposure. The Portfolio ended the reporting period with a 45-day weighted average maturity (“WAM”), which was slightly shorter than the peer average of 47 days for the iMoneyNet First Tier Retail category, but did have a higher WAM for the majority of the period.

The Portfolio maintained limited exposure to the European banks during the period. In particular, we invested in those issuers that we had the highest confidence of being able to weather the deteriorating credit conditions in the euro zone and a possible default by one or more countries such as Greece, Spain, Italy and other weak members of the European Union. We invested in short-term U.S. government securities from time to time and maintained a higher repurchase agreement exposure on a daily basis at a slight yield concession to the higher yielding bank debt in order to reduce credit risk further.

Current Strategy and Outlook: Our strategy for the Portfolio will continue to focus on maintaining an extended WAM posture with limited credit risk. We will look to extend our WAM during any backup in rates to levels that offer enough yield pickup relative to the increased risk, as these backups would be expected to be temporary in nature in light of the Fed’s position. Exposure to European banks is expected to remain low or be reduced further until we see resolution to the European sovereign debt crisis and funding issues.

Preservation of capital and liquidity remain our top objectives. We plan on maintaining reasonable daily and short-term liquidity to give the Portfolio flexibility to take advantage of any periods of temporary increases in yields. That being said, liquidity will not be as high as it was in the past, given the drag in yields from the low rates on repurchase agreements and other lower risk short-term liquidity securities, including U.S. government securities.

Principal Risk Factors: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

*	Please see Note 6 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a yield of not less than zero.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

19

ING MARSICO GROWTH PORTFOLIO

PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2012 (as a percentage of net assets)
Consumer Discretionary	32.8%
Information Technology	16.6%
Industrials	12.6%
Health Care	11.8%
Financials	10.4%
Energy	6.1%
Materials	5.6%
Consumer Staples	0.8%
Assets in Excess of Other Liabilities*	3.3%
Net Assets	100.0%

* Includes short-term investments. Portfolio holdings are subject to change daily.

ING Marsico Growth Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Thomas F. Marsico, Chief Investment Officer and Coralie Witter, CFA, Portfolio Managers of Marsico Capital Management, LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 12.52% compared to the S&P 500® Index, which returned 16.00% for the same period.

Portfolio Specifics: The Portfolio’s underperformance versus its benchmark index was primarily attributable to stock selection in the consumer discretionary, energy, and healthcare sectors. The Portfolio’s consumer discretionary positions posted a collective return that significantly lagged the benchmark index sector return. McDonald’s Corp.’s stock price declined due, in part, to slowing sales in Europe. Media holdings Time Warner, Inc. and British Sky Broadcasting Group PLC underperformed the benchmark index return prior to being sold from the Portfolio. Leather goods company Coach, Inc. and footwear company Deckers Outdoor Corp. posted negative returns and were sold. Several energy and healthcare positions also detracted from performance. Energy services positions Halliburton and Occidental Petroleum posted negative returns and were sold from the Portfolio. Express Scripts Holding Co., a pharmacy benefit management service provider, and pharmaceutical companies Bristol-Myers Squibb Co. and Allergan, Inc. each registered losses. Allergan was sold from the Portfolio during the period.

From a sector allocation standpoint, the Portfolio was hampered by having an underweight allocation to the financials sector as it was the strongest-performing sector of the benchmark index. Portfolio allocations in several other sectors aided performance. The Portfolio benefitted from having a significant portion of its net assets invested in the consumer discretionary sector, which was among the top-performing sectors of the S&P 500® Index. The Portfolio also was helped by having underweight allocations to the utilities and consumer staples sectors, as these were some of the weakest-performing sectors of the benchmark index.

Top Ten Holdings as of December 31, 2012* (as a percentage of net assets)
Wells Fargo & Co.	3.7%
Biogen Idec, Inc.	3.2%
Visa, Inc.	3.2%
Qualcomm, Inc.	3.2%
Starwood Hotels & Resorts Worldwide, Inc.	3.1%
Gilead Sciences, Inc.	3.0%
CBS Corp. — Class B	3.0%
Apple, Inc.	2.9%
Schlumberger Ltd.	2.9%
LyondellBasell Industries N.V. Cl A	2.9%

* Excludes short-term investments. Portfolio holdings are subject to change daily.

Stock selection in the materials and information technology sectors were positive contributors to performance. Agricultural materials company Monsanto Co. and specialty chemical company LyondellBasell Industries N.V. Cl A rose and had a meaningful positive effect on performance. Apple, Inc. and financial transaction processor Visa, Inc. were leading Portfolio technology holdings. Other individual holdings experiencing price gains that exceeded the benchmark index included discount retailer TJX Cos., online travel reservations company priceline.com, Inc., and home improvement retailer Home Depot, Inc.

Current Strategy and Outlook: We find the equity valuation backdrop to be very compelling on both an absolute and relative basis. Given the policy uncertainty before us, as of period-end the Portfolio emphasized companies with dependable revenue streams that we believe are capable of producing solid top-line revenue growth in an uncertain macroeconomic environment. These companies span a variety of industries, but we believe they share several common factors such as an established global footprint, high quality assets, solid top-line unit growth and an ability to gain market share.

As of period-end, the Portfolio’s largest sector allocations included consumer discretionary, information technology, and industrials. The Portfolio had no exposure to the utilities sector.

*	Effective July 20, 2012, A. Douglas Rao was removed as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

20

PORTFOLIO MANAGERS’ REPORT

ING MARSICO GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class ADV August 1, 2003	Since Inception of Class I May 1, 2003

Class ADV	12.13%	0.06%	—	4.03%	—
Class I	12.89%	0.68%	—	—	7.03%
Class S	12.52%	0.42%	7.12%	—	—
Class S2	12.33%	0.26%	6.96%	—	—
S&P 500® Index	16.00%	1.66%	7.10%	6.10%	6.83%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Marsico Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

21

ING MFS TOTAL RETURN PORTFOLIO

PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2012 (as a percentage of net assets)
Common Stock	60.5%
U.S. Treasury Obligations	12.5%
U.S. Government Agency Obligations	12.2%
Corporate Bonds/Notes	10.3%
Collateralized Mortgage Obligations	1.7%
Asset-Backed Securities	0.7%
Foreign Government Bonds	0.5%
Preferred Stock	0.3%
Municipal Bonds	0.2%
Assets in Excess of Other Liabilities*	1.1%
Net Assets	100.0%

* Includes short-term investments. Portfolio holdings are subject to change daily.

ING MFS Total Return Portfolio (the “Portfolio”) seeks above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. A secondary objective is the reasonable opportunity for growth of capital and income. The Portfolio is managed by Brooks Taylor, Steven R. Gorham, William P. Douglas, Richard O. Hawkins, CFA, Nevin P. Chitkara, and Joshua P. Marston, Portfolio Managers, of Massachusetts Financial Services Company — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 11.17% compared to the S&P 500® Index, the Barclays Capital U.S. Aggregate Bond Index, and the Composite Index (60% S&P 500® Index/40% Barclays Capital U.S. Aggregate Bond Index), which returned 16.00%, 4.21% and 11.31%, respectively, for the same period.

Portfolio Specifics: Just prior to the beginning of the reporting period, markets were roiled by several global concerns. These included the aftermath of the U.S. sovereign debt-ceiling debacle, the path of euro zone integration and the scope of its bailout facilities, and the likelihood of a Chinese hard landing. Amidst this turmoil, global equity markets had declined sharply and credit spreads widened. At the same time, global consumer and producer sentiment indicators had fallen precipitously, while highly-rated sovereign bond yields hit multi-decade lows. During the first half of the period, however, additional liquidity from the U.S. Federal Reserve (the “Fed”), in the form of “Operation Twist”, and the European Central Bank (“ECB”), in the form of 3-year Long Term Refinancing Operations, coupled with healthier global macroeconomic conditions led by moderate but sustained U.S. growth, ushered in improved market dynamics. During the latter part the period, market trends were more mixed. Worsening conditions were driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the euro zone’s capacity and determination to address its ongoing crisis. However, broad market sentiment remained relatively resilient, as equity markets generally maintained gains and credit spreads did not indicate deterioration. A new round of monetary easing by the Fed and the ECB rate cut and new bond purchase facility in the second half of the period soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften.

Within the equity portion of the Portfolio, stock selection in the retailing sector was a primary detractor from performance relative to the S&P 500® Index. Within the sector, holdings of discount department store Kohls, and not holding shares of strong-performing home improvement retailer Home Depot, held back relative results.

Stocks in other sectors that held back relative performance included voice and data communications services company Vodafone Group (not a benchmark constituent), oil and gas exploration and production company Occidental Petroleum, oil and gas exploration and production company Apache, and payment service provider Western Union, as all four stocks lagged the S&P 500® Index. In addition, not holding strong-performing computer and personal electronics maker Apple, financial services firm Citigroup, biotech firm Gilead Sciences, and online auctioneer Ebay weakened relative results.

In the fixed income portion of the Portfolio, positioning within the mortgage-backed securities sector negatively affected performance relative to the Barclays Capital U.S. Aggregate Bond Index.

Within the equity portion of the portfolio, an overweight allocation to the financial services sector contributed to performance relative to the S&P 500® Index. Within the sector, holdings of global financial services firm JPMorgan Chase, investment banking firm Goldman Sachs Group, and global financial services provider Bank of New York Mellon benefited relative results as all three stocks turned in strong performance for the period. Stock selection in the industrial goods & services and leisure sectors also benefited relative performance. Within the leisure sector, holdings of media conglomerate Walt Disney and cable and internet provider Comcast positively impacted relative results. An underweight position in fast-food giant McDonald’s, which underperformed the broad market, also aided relative performance. There were no stocks within the industrial goods & services sector that were among the Portfolio’s top relative contributors.

Top Ten Holdings as of December 31, 2012 (as a percentage of net assets)
United States Treasury Note/Bond, 2.125%, 05/31/15	3.1%
JPMorgan Chase & Co.	2.2%
United States Treasury Note/Bond, 4.500%, 08/15/39	2.0%
Philip Morris International, Inc.	2.0%
Pfizer, Inc.	1.7%
ExxonMobil Corp.	1.7%
Johnson & Johnson	1.6%
Lockheed Martin Corp.	1.5%
United States Treasury Note, 0.875%, 12/31/16	1.4%
Goldman Sachs Group, Inc.	1.3%

Portfolio holdings are subject to change daily.

Elsewhere, holdings of protective and decorative coatings manufacturer PPG Industries, alcoholic beverage producer Diageo (not a benchmark constituent), and life sciences supply company Thermo Fisher Scientific strengthened relative returns as all three stocks outperformed the S&P 500® Index over the reporting period. An underweight allocation to weak-performing semiconductor company Intel was another factor that positively affected relative performance.

Within the fixed income portion of the Portfolio, greater exposure to the banking and finance sectors and to BBB-rated corporate debt aided performance relative to the Barclays Capital U.S. Aggregate Bond Index. The Portfolio’s return from yield, which was greater than that of the index, was another positive factor for relative results.

Current Strategy and Outlook: From an equity positioning standpoint, over the trailing 12 month period ending December 31, 2012, we increased our exposure to financial services (major banks), leisure (cable TV) and consumer staples (food & beverage). Additionally, we decreased our weighting to technology (network & telecomm), utilities (electric power) and energy (energy — integrated). As of December 31, 2012, our largest overweight positions were in financial services, consumer staples and industrial goods & services while our largest underweight positions were in technology retailing and utilities & communications. Overall, our low volatility approach crafted with a bottom-up strategy of focusing on companies with what we believe are sustainable, durable franchises, significant free cash flows, solid balance sheets and strong management teams trading at inexpensive valuations aims to provide investors with what we believe is an attractive alternative to riskier assets.

In our opinion, the fixed income component of the Portfolio continued to emphasize a conservative, high quality approach. As of December 31, 2012, we were slightly overweight corporate debt and commercial mortgage-backed securities, believing that these areas represent the best relative value in the bond market. Additionally, we were modestly underweight agencies and government debt, believing that these areas are fully valued. Finally, we are underweight developed international debt given the sovereign risk that still exists in many European countries.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

22

PORTFOLIO MANAGERS’ REPORT

ING MFS TOTAL RETURN PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class ADV August 1, 2003	Since Inception of Class I May 1, 2003

Class ADV	10.76%	2.22%	—	4.45%	—
Class I	11.41%	2.83%	—	—	6.04%
Class S	11.17%	2.58%	5.85%	—	—
Class S2	10.96%	2.43%	5.67%	—	—
S&P 500® Index	16.00%	1.66%	7.10%	6.10%	6.83%
Barclays Capital U.S. Aggregate Bond Index	4.21%	5.95%	5.18%	5.46%	5.12%
Composite Index	11.31%	3.81%	6.62%	6.14%	6.44%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MFS Total Return Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolios distributions or the redemption of Portfolios shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolios holdings are subject to change daily.

23

ING MFS UTILITIES PORTFOLIO

PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2012 (as a percentage of net assets)
Utilities	56.7%
Telecommunication Services	15.1%
Energy	13.7%
Consumer Discretionary	12.3%
Financials	0.8%
Assets in Excess of Other Liabilities	1.4%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING MFS Utilities Portfolio (the “Portfolio”) seeks total return. The Portfolio is managed by a team of investment professionals led by Maura A. Shaughnessy, and Robert D. Persons, Portfolio Managers, of Massachusetts Financial Services Company — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio’s Class I shares provided a total return of 13.53% compared to the S&P 500® Utilities Index, which returned 1.29% for the same period.

Portfolio Specifics: In the aftermath of additional liquidity measures by the Federal Reserve Bank (the “Fed”), in the form of “Operation Twist”, the European Central Bank (“ECB”), in the form of Long Term Refinancing Operations, and a commensurate improvement in macroeconomic conditions, the beginning of the period was characterized by a risk-on sentiment. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly. During the middle of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the euro zone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by the Fed and the ECB rate cut and new bond purchase facility in the second half of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the period, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, as we moved toward year end, the fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline.

The Portfolio’s exposure to the cable TV industry, which is not represented in the benchmark, was a primary contributor to performance relative to the S&P Utilities Index. Off-benchmark holdings of cable services providers Virgin Media, Comcast and Time Warner Cable, and German television and telecommunications services provider Kabel Deutschland Holding aided relative returns, as all four stocks significantly outperformed the benchmark over the reporting period.

Stock selection and, to a lesser extent, an underweight position in the electric power industry was another positive for relative results. An underweight position in utility services company Exelon Corporation, and not holding shares of poor-performing electric company Southern Company, benefited relative returns.

The Portfolio’s exposure to the natural gas pipeline industry, which is not represented in the benchmark, also supported relative results. Off-benchmark holdings of strong-performing natural gas pipeline operators Williams Cos, Kinder Morgan, and El Paso boosted relative performance.

Elsewhere, an off-benchmark holding of wireless communications towers operator SBA Communications was among the Portfolio’s top relative contributors for the reporting period.

A combination of stock selection and an underweight position in the natural gas distribution industry detracted from relative performance. The Portfolio’s underweight position in energy services holding company Sempra Energy held back relative results as the stock outpaced the benchmark during the reporting period.

Top Ten Holdings as of December 31, 2012 (as a percentage of net assets)
Comcast Corp. — Special Class A	3.7%
CMS Energy Corp.	3.4%
Kinder Morgan, Inc./Delaware	3.3%
Virgin Media, Inc.	3.3%
Energias de Portugal S.A.	2.7%
Edison International	2.7%
NRG Energy, Inc.	2.3%
Calpine Corp.	2.3%
Time Warner Cable, Inc.	2.2%
Williams Cos., Inc.	2.2%

Portfolio holdings are subject to change daily.

Stocks in other industries that dampened relative results included off-benchmark holdings of mobile communications services providers Cellcom Israel (Israel), NII Holdings, Tim Participacoes (Brazil), Brazilian electric company Companhia Paranaense de Energia-Copel, energy infrastructure company Williams Partners, and Israeli telecommunications provider Bezeq Israel Telecommunication. NII Holdings was no longer a holding of the Portfolio at period end. The Portfolio’s underweight position in strong-performing electric company NextEra Energy, electric and natural gas utility company DTE Energy, and public utility company American Electric Power also weighed on relative performance.

Current Strategy and Outlook: From a positioning standpoint, over the trailing 12 months ended December 31, 2012, we increased our weighting in the cable TV, natural gas distribution and electric power industries while reducing our exposure in the wireless communications, natural gas pipeline and energy — independent industries. As of December 31, 2012, our largest relative overweight positions included cable TV, natural gas pipeline and telephone services while our largest relative underweight position was in electric power.

From an investment strategy standpoint, we continued to maintain positions in a diversified group of industries within the utilities sector. This includes traditional electric power as well as telecommunications, natural gas and cable TV companies on a global basis. We believe that our flexible, bottom-up approach in seeking companies that have what we believe to be strong growth prospects, ability to generate free cash flow, and attractive valuations is the best way to serve our shareholders over the long-term.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

24

PORTFOLIO MANAGERS’ REPORT

ING MFS UTILITIES PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Class ADV July 18, 2006		Since Inception of Class I April 29, 2005		Since Inception of Class S May 2, 2005		Since Inception of Class S2 December 29, 2006

Class ADV	12.82%	2.18%	8.78%		—		—		—
Class I	13.53%	2.79%	—		10.93%		—		—
Class S	13.29%	2.54%	—		—		10.56%		—
Class S2	13.11%	2.30%	—		—		—		6.14%
S&P 500® Utilities Index	1.29%	0.36%	4.68	%(1)	6.15	%(2)	6.15	%(2)	3.30	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MFS Utilities Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from August 1, 2006.

(2)	Since inception performance for the index is shown from May 1, 2005.

(3)	Since inception performance for the index is shown from January 1, 2007.

25

ING MORGAN STANLEY GLOBAL
FRANCHISE PORTFOLIO
PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of December 31, 2012 (as a percentage of net assets)
United Kingdom	35.4%
United States	28.8%
Switzerland	9.7%
France	6.6%
Ireland	4.5%
Germany	4.0%
Sweden	3.7%
Netherlands	1.9%
Italy	1.3%
Finland	1.2%
Assets in Excess of Other Liabilities*	2.9%
Net Assets	100.0%

* Includes short-term investments. Portfolio holdings are subject to change daily.

ING Morgan Stanley Global Franchise Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by William D. Lock, Peter J. Wright, John S. Goodacre, Christian Derold, Bruno Paulson and Vladimir Demine, Portfolio Managers, of Morgan Stanley Investment Management Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2012, the Portfolio’s Class S shares, provided a total return of 15.79% compared to the MSCI World IndexSM, which returned 15.83% for the same period.

Portfolio Specifics: For the most part, 2012 marked a reversal in fortunes, with cyclicals outperforming defensives (or more economically sensitive sectors outperforming less economically sensitive sectors) for the year. Nearly all cyclical sectors fared better than their defensive counterparts in 2012. Financials was the best performing sector, benefiting from the “risk on” trading environment occurring over much of the year and investor euphoria from yet another round of monetary intervention from the central banks of the U.S., Europe and Japan in the third quarter of 2012. Consumer discretionary, industrials and information technology (“IT”) all outperformed, while materials, which also turned in solid performance, was the laggard among the cyclical sectors. In terms of defensive sectors, both healthcare and consumer staples solidly performed for the year, as their fortunes are less sensitive to macroeconomics. However, the energy sector suffered as the 15% fall in the oil price over the course of the year suggested that the macro picture was not exactly glowing with promise. Utilities was the worst performing sector for the year.

The Portfolio posted strong absolute performance over the full year, in line with the MSCI World IndexSM, benefiting from strong stock selection in IT and industrials, as well as its lack of exposure to energy, one of the worst performing sectors of the year. However, these benefits were not enough to offset the effect of the overweight allocation to, coupled with weak stock selection in, consumer staples and the underweight allocation to financials, the best performing sector for the year.

Top contributors to performance were Reckitt Benckiser, Nestle and Accenture. The main detractors were Herbalife, Scotts Miracle-Gro and Swedish Match.

Top Ten Holdings as of December 31, 2012 (as a percentage of net assets)
Nestle S.A.	9.7%
British American Tobacco PLC	9.5%
Unilever PLC	7.2%
Reckitt Benckiser PLC	6.7%
Imperial Tobacco Group PLC	6.0%
Sanofi-Aventis SA	5.0%
Accenture PLC	4.5%
Philip Morris International, Inc.	4.5%
Procter & Gamble Co.	4.2%
Microsoft Corp.	4.2%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: The future’s economic prognosis looks uncertain. We believe quantitative easing (“QE”) is itself creating some big problems for the market, particularly if it inflates valuations. The other concern with QE is an increase in regulatory intrusions, fines and taxes as governments step in. We believe this marks just the beginning of a sea of change against free markets that will create new challenges and uncertainty for equity investors in individual companies.

In the meantime, whatever the successes or catastrophic risks in QE, there remains the unavoidable need for debt to be reduced in the balance sheets of most of the developed world. Equity investors are likely to find periods of cyclical reprieve are not only snuffed out by this longer-term need to delever, but could also be amplified on the downside. In this current environment, we believe only the strongest companies can prosper; those with pricing power, strong profit structures and solid balance sheets. These are the high quality companies we focus on, but they are in short supply and structurally, these companies should command an additional premium for their resilience to an earnings cycle that appears to be topping out for lower quality companies.

*	Effective December 31, 2012, Walter B. Riddell was removed as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

26

ING MORGAN STANLEY GLOBAL
FRANCHISE PORTFOLIO

PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006

Class ADV	15.38%	5.34%	—	4.16%
Class S	15.79%	5.78%	10.81%	—
Class S2	15.53%	5.61%	10.63%	—
MSCI World IndexSM	15.83%	(1.18)%	7.51%	0.45	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Morgan Stanley Global Franchise Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from January 1, 2007.

27

ING PIMCO TOTAL RETURN BOND PORTFOLIO

PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2012 (as a percentage of net assets)
U.S. Government Agency Obligations	40.3%
U.S. Treasury Obligations	30.4%
Corporate Bonds/Notes	18.0%
Foreign Government Bonds	11.0%
Collateralized Mortgage Obligations	6.1%
Municipal Bonds	4.2%
Asset-Backed Securities	3.6%
Preferred Stock	1.3%
Common Stock	0.0%
Liabilities in Excess of Other Assets*	(14.9)%
Net Assets	100.0%

* Includes short-term investments. Portfolio holdings are subject to change daily.

ING PIMCO Total Return Bond Portfolio (the “Portfolio”) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio is managed by William H. Gross, CFA, Managing Director, Chief Investment Officer and Portfolio Manager, of Pacific Investment Management Company LLC — the Sub-Adviser.

Performance: For year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 8.77% compared to the Barclays Capital U.S. Aggregate Bond Index, which returned 4.21% for the same period.

Portfolio Specifics: 2012 was a year defined globally by a dynamic, polarized political process and increased monetary policy measures. At the start of 2012, risk sectors generated positive returns as U.S. economic data released during the first quarter was mostly positive, and reflected an improved short-term outlook for the economy. However, in the second quarter markets began to question European policymakers’ ability and willingness to prevent a disorderly breakup of the euro zone. In addition, U.S. economic data released during the second quarter was below consensus, sparking concerns over a potential global economic slowdown.

Risk appetite returned to financial markets during the third quarter as investors responded to additional unconventional monetary policies. The European Central Bank (“ECB”) President, Mario Draghi, unveiled the ECB’s Outright Monetary Transactions. In addition, the Federal Open Market Committee (“Committee”) voted in favor of a third round of quantitative easing, where the Federal Reserve (“Fed”) would purchase an additional $40 billion of agency mortgage-backed securities (“MBS”) per month.

In the fourth quarter, Americans voted President Barack Obama to a second term in office in a largely status quo election. Market participants quickly turned their attention to the uncertainty surrounding the impending fiscal cliff, where hopes of a grand bargain abated and gave way to a short-term deal, thus opening the door to further fiscal negotiations. While politicians struggled to agree on fiscal policy, the Fed unveiled new monetary policy measures to stimulate the economy. The Committee announced that they would initiate purchases of $45 billion in Treasuries, in addition to the existing purchases of $40 billion in MBS, each month.

Top Ten Holdings as of December 31, 2012 (as a percentage of net assets)
United States Treasury Note, 0.375%, 11/15/15	7.6%
Fannie Mae, 3.500%, 01/25/26	3.9%
Fannie Mae, 3.500%, 06/25/42	3.1%
Freddie Mac, 0.750%, 01/12/18	3.0%
United States Treasury Note, 1.500%, 08/31/18	2.8%
Fannie Mae, 4.500%, 01/25/39	2.7%
Fannie Mae, 4.000%, 08/25/40	2.3%
United States Treasury Inflation Indexed Bonds, 2.375%, 01/15/27	2.3%
United States Treasury Inflation Indexed Bonds, 1.750%, 01/15/28	2.2%
Italy Buoni Poliennali Del Tesoro, 3.750%, 12/15/13	1.9%

Portfolio holdings are subject to change daily.

The following strategies were positive for the Portfolio’s returns: an underweight to the long-end of the yield curve, primarily during the first quarter of the year and partially implemented through interest rate swaps, as long-end rates rose slightly over the year; an overweight in MBS during the year, as MBS outperformed like-duration Treasuries on the Fed’s decision to formally announce another program of mortgage purchases; exposure to non-Agency MBS, which benefited from increased risk appetite and positive supply technicals; within investment-grade credit securities, an overweight to financial issuers, which outperformed the broader credit market; exposure to high yield corporate bonds, as investors moved out on the risk spectrum in search of higher yields; exposure to emerging markets securities, partially through sovereign credit default swaps, as they outperformed like-duration Treasuries; and, a modest exposure to Build America bonds, as the sector outperformed like-duration Treasuries in 2012.

An overall underweight to investment grade corporate securities, which outperformed like-duration Treasuries over the year, was negative for returns.

Current Strategy and Outlook: We believe the global economy could grow at a real rate of 1.5 to 2.0 percent in 2013, representing a slowdown from the 2.2 percent pace of growth seen over the past 12 months. We anticipate real growth will be moderated by efforts to resolve debt overhangs through fiscal restraint as evidenced by the slowing in corporate profits, capital expenditures, and global trade. Simultaneously, we believe inflation will decrease in the near term. We expect households will continue to delever their balance sheets while the corporate sector remains reluctant to engage its own. Nominal growth could, however, be bolstered by the continued resolve of central banks. With regard to portfolio strategy we will continue to reduce risk while preferring high quality income over price appreciation, as risk premiums still appear richly priced relative to our outlook. We remain focused on sectors that we believe will benefit from central bank actions that have increased liquidity and suppressed volatility. We will seek to have a concentration in the 5-10 year portion of the yield curve, which we believe offers the best potential for price appreciation given the suppression of yields on shorter maturities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

28

PORTFOLIO MANAGERS’ REPORT

ING PIMCO TOTAL RETURN BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Classes ADV and I April 28, 2006

Class ADV	8.42%	7.19%	—	7.37%
Class I	8.95%	7.88%	—	8.05%
Class S	8.77%	7.64%	6.34%	—
Class S2	8.63%	7.48%	6.18%	—
Barclays Capital U.S. Aggregate Bond Index	4.21%	5.95%	5.18%	6.29	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING PIMCO Total Return Bond Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from May 1, 2006.

29

ING PIONEER MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2012 (as a percentage of net assets)
Financials	29.0%
Consumer Discretionary	13.2%
Health Care	11.4%
Energy	9.0%
Industrials	9.0%
Utilities	8.6%
Information Technology	6.6%
Consumer Staples	4.9%
Materials	4.7%
Telecommunication Services	1.3%
Assets in Excess of Other Liabilities*	2.3%
Net Assets	100.0%

* Includes short-term investments. Portfolio holdings are subject to change daily.

ING Pioneer Mid Cap Value Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by J. Rodman Wright, Senior Vice President and Lead Portfolio Manager and Timothy Horan, Portfolio Manager and Vice President, of Pioneer Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio’s S Class shares provided a total return of 11.03% compared to the Russell Midcap® Value Index, which returned 18.51% for the same period.

Portfolio Specifics: In light of the many potential obstacles to market performance during the year, (Europe’s on-and-off debt crisis, a deceleration in the global economy, the buildup to the U.S. presidential election and the “fiscal cliff”) stocks turned in very strong performance by year’s end. The S&P 500® Index finished up 16.00%.

All ten sectors in the Portfolio’s benchmark, the Russell Midcap® Value Index, performed positively for the year. The Portfolio’s underperformance to its benchmark in 2012 was driven by stock selection across most sectors, but most especially in industrials and information technology. Selection within the consumer staples sector led to a positive contribution.

Spirit AeroSystems (industrials) and Rovi Corporation (information technology) were the leading underperformers during 2012. Spirit AeroSystems is the world’s largest supplier of commercial airplane components. The company surprised investors with unforeseen supplier/production, sourcing and component issues which significantly impaired cash flows. We have exited the position. Rovi provides digital home entertainment solutions. The company’s intellectual property and dominant market position has enabled it to collect royalties through licensing, a modestly growing source of high-margin revenue. Management changes and an issue with a small subsidiary led to the company losing 40% of its market share. We have exited the position. Verifone Systems (information technology) and KBR (industrials) also hurt performance in 2012. Verifone, a manufacturer of point-of-sale systems, came under attack by short-sellers. We have since sold the stock. KBR, an engineering and construction company specializing in the hydrocarbon chemical space, had trouble with backlog growth and the stock depreciated in value. We re-allocated the funds to more promising investments.

Top Ten Holdings as of December 31, 2012* (as a percentage of net assets)
Capital One Financial Corp.	2.3%
Aflac, Inc.	2.3%
Cigna Corp.	2.0%
Ensco PLC	1.9%
CIT Group, Inc.	1.9%
Macy’s, Inc.	1.9%
Eastman Chemical Co.	1.9%
Analog Devices, Inc.	1.9%
Marathon Oil Corp.	1.8%
Rent-A-Center, Inc.	1.8%

* Excludes short-term investments. Portfolio holdings are subject to change daily.

On the positive side, HanesBrands (consumer discretionary), Allstate Corporation (financials) and Warnaco (consumer discretionary) were the leading contributors to performance for the year. HanesBrands, makers of undergarments and active ware, was the Portfolio’s top performer. The company experienced margin headwinds in 2011 on rising cotton costs, which it partially offset by raising prices. In 2012 cotton costs fell to a more historic level, while the company has been able to hold prices. We bought Allstate for its low valuation and its strategy to repair its underperforming homeowner’s business. Not long after we purchased it, their strategy began to pay off. Warnaco is a fashion brand company that owns the rights to Calvin Klein jeans and fragrances. We bought it for its expansion strategy, brands and low valuation. It was acquired by PVH Corporation for a premium.

Current Strategy and Outlook: We are more encouraged as we enter 2013 and remain optimistic about the prospects for U.S. equities. Although macro issues such as the U.S. fiscal debate, the sovereign debt crisis in Europe, and slowing growth in China still may linger in the near term, our sense is that the market may begin to normalize as we look out a little further. It’s been reassuring to see signs of improving business and consumer confidence in the U.S, and while troubles may not be over, the stronger business confidence sentiment that’s beginning to prevail is encouraging. We are finding more differentiated securities where we are excited by the outlook and the valuation and our assumption is that the U.S. economy will continue to grow. Our commitment remains to a fundamental, stock-by-stock picking approach, and we are optimistic about the holdings and positioning within the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

30

PORTFOLIO MANAGERS’ REPORT

ING PIONEER MID CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Classes ADV and S2 December 29, 2006		Since Inception of Class I May 2, 2005		Since Inception of Class S April 29, 2005

Class ADV	10.56%	0.41%	1.14%		—		—
Class I	11.33%	1.05%	—		4.24%		—
Class S	11.03%	0.81%	—		—		4.06%
Class S2	9.79%	0.40%	1.19%		—		—
Russell Midcap® Value Index	18.51%	3.79%	2.90	%(1)	6.65	%(2)	6.65	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Pioneer Mid Cap Value Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from January 1, 2007.

(2)	Since inception performance for the index is shown from May 1, 2005.

31

ING T. ROWE PRICE CAPITAL
APPRECIATION PORTFOLIO

PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2012 (as a percentage of net assets)
Consumer Discretionary	15.6%
Financials	12.5%
Information Technology	11.0%
Health Care	9.9%
Industrials	9.2%
Consumer Staples	8.2%
Energy	6.0%
U.S. Government Agency Obligations	5.3%
Telecommunication Services	3.7%
Utilities	2.0%
Materials	1.4%
Collateralized Mortgage Obligations	0.4%
Asset-Backed Securities	0.2%
Assets in Excess of Other Liabilities*	14.6%
Net Assets	100.0%

* Includes short-term investments. Portfolio holdings are subject to change daily.

ING T. Rowe Price Capital Appreciation Portfolio (the “Portfolio”) seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk. The Portfolio is managed by David R. Giroux, CFA and Vice President of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 14.48%. By comparison, the S&P 500® Index, the Barclays Capital U.S. Government/Credit Bond Index, and the composite index (60% S&P 500 Index/40% Barclays Capital U.S. Government/Credit Bond Index) returned 16.00%, 4.82% and 11.58% for the same period.

Portfolio Specifics: The Portfolio recorded positive absolute returns in 2012, but lagged the all-equity S&P 500® Index. The Portfolio’s stock allocation was the best-performing asset class, significantly outperforming its benchmark, the S&P 500 Index® Index. The Portfolio’s bond allocation also posted a positive return and outperformed its relevant index, the Barclays Capital U.S. Government/Credit Bond Index . Our cash allocation slightly increased.

Our allocation to equities increased slightly during the fourth quarter. We were able to add to select names following the post-election sell-off. In addition to consumer staples companies, we also purchased select companies within the financials, industrials and business services, and utilities sectors. We continue to favor covered calls, as they provide downside protection, but the majority of our covered calls are written within sectors that tend to be less volatile.

Likewise, our allocation to fixed income slightly decreased as we took opportunities to trade out of longer-duration securities and into shorter-duration, high-quality investment-grade securities. Our largest weight remained in leveraged loans, as we believe prices will be pushed higher. However, the inadequate supply of higher-quality leveraged loans versus sizable investor demand has caused prices to rise, creating fewer compelling opportunities for our portfolio.

On the sector level, the consumer discretionary sector was a major contributor, driven by our positions in TRW, Delphi Automotive, and Walt Disney. In healthcare, Thermo Fisher Scientific continued to report strong organic revenue, particularly among its pharmaceutical and biotechnology customers. The industrials and business services sector also boosted absolute performance, as shares of Ingersoll-Rand and Cooper Industries rose. No sectors detracted from absolute performance.

Top Ten Holdings as of December 31, 2012* (as a percentage of net assets)
Thermo Fisher Scientific, Inc.	3.5%
Danaher Corp.	3.3%
United Technologies Corp.	3.1%
Pfizer, Inc.	2.2%
Dunkin Brands, Inc. — TL, 4.000%, 11/23/17	2.1%
Invesco Ltd.	2.1%
Procter & Gamble Co.	2.0%
Apple, Inc.	1.8%
Fiserv, Inc.	1.8%
TE Connectivity Ltd.	1.6%

* Excludes short-term investments. Portfolio holdings are subject to change daily.

As of December 31, 2012, derivatives held in the Portfolio were equity options. Net derivatives exposure comprised less than 3% of the Portfolio. These positions decrease portfolio equity exposure. During the 12 month period ending December 31, 2012, the covered call strategy represented, on average, 7.63% of the overall portfolio and generated a return of approximately 15.63%. The covered call strategy’s estimated contribution to the Portfolio’s total return was 1.31%.

Current Strategy and Outlook: While the U.S. economy has demonstrated some resiliency in the past few months, we believe it is possible that both profits and economic growth could slow in the coming year. Obstacles include the European debt crisis and the possibility of a slowdown in China. Nonetheless, we believe that U.S. corporations are well positioned to weather a difficult environment and that many of the problems revealed by the financial crisis are now much less severe. Recent strength in the equity market has led us to favor other asset classes, as valuations are now less attractive. We continue to focus on sectors with steady cash flows and high recovery rates, such as cable television, energy, and utilities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

32

ING T. ROWE PRICE CAPITAL
APPRECIATION PORTFOLIO

PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 16, 2003		Since Inception of Class I May 2, 2003

Class ADV	14.10%	4.98%	—	7.70%		—
Class I	14.78%	5.61%	—	—		9.64%
Class S	14.48%	5.34%	9.34%	—		—
Class S2	14.34%	5.19%	9.18%	—		—
S&P 500® Index	16.00%	1.66%	7.10%	4.94	%(1)	6.83	%(2)
Barclays Capital U.S. Government/Credit Bond Index	4.82%	6.06%	5.25%	5.31	%(1)	5.14	%(2)
Composite Index	11.58%	3.87%	6.66%	5.39	%(1)	6.45	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Capital Appreciation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the indices is shown from January 1, 2004.
(2)	Since inception performance of the indices is shown from May 1, 2003.

33

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO

PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2012 (as a percentage of net assets)
Financials	20.2%
Industrials	14.1%
Energy	14.0%
Consumer Discretionary	12.1%
Information Technology	8.1%
Health Care	7.3%
Consumer Staples	5.6%
Utilities	5.6%
Materials	4.9%
Telecommunication Services	3.8%
Assets in Excess of Other Liabilities*	4.3%
Net Assets	100.0%

* Includes short-term investments. Portfolio holdings are subject to change daily.

ING T. Rowe Price Equity Income Portfolio (the “Portfolio”) seeks substantial dividend income as well as long-term growth of capital. The Portfolio is managed by Brian C. Rogers, CFA, Chairman, Chief Investment Officer, and Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 17.22% compared to the S&P 500® Index, which returned 16.00% for the same period.

Portfolio Specifics: Overall, both sector allocation and stock selection contributed to relative returns.

Stock selection drove the contribution of the industrials and business services sector. Shares of Cooper Industries rose after diversified power products manufacturer Eaton announced it would acquire the electrical products company at a premium. The Portfolio’s position was eliminated once the deal closed in the fourth quarter. Shares of diversified building products company USG rose as the housing market improved.

Stock selection drove the contribution of the consumer discretionary sector. Shares of Whirlpool, the world’s largest appliance manufacturer, rose during the second half of the year as the company reported improving North American margins driven by price increases.

The Portfolio’s overweight position and stock selection in financials also contributed. Insurer Allstate continued to report strong quarterly earnings driven by an improved insurance pricing environment. Bank of America benefited from improving credit in virtually every area. It significantly reduced its long-term debt over the last year, reducing its interest expense.

Top Ten Holdings as of December 31, 2012* (as a percentage of net assets)
General Electric Co.	2.7%
JPMorgan Chase & Co.	2.6%
Chevron Corp.	2.4%
ExxonMobil Corp.	2.2%
Wells Fargo & Co.	1.9%
AT&T, Inc.	1.8%
Royal Dutch Shell PLC — Class A ADR	1.7%
US Bancorp.	1.6%
American Express Co.	1.5%
International Paper Co.	1.5%

* Excludes short-term investments. Portfolio holdings are subject to change daily.

At the other end of the spectrum, the utilities sector was the largest detractor from relative performance due to our overweight position as well as stock selection. Exelon and Entergy suffered as low natural gas prices more than offset improvements in the supply and demand balance for power, resulting in lower power prices and lower earnings power for coal and nuclear power producers. During the fourth quarter, Exelon announced it may lower its dividend unless power prices increase soon.

Current Strategy and Outlook: We are reasonably optimistic that the policymakers in Washington will come up with a compromise on government spending. We believe the U.S. economy may grow in the range of 2% to 3% in 2013. We are encouraged by positive trends in the housing industry and unemployment rate. The main impediments to global growth remain the same as last year: an economic slowdown in China and sovereign debt problems in Europe. In addition, continuing turmoil in the Middle East carries the potential to escalate into more widespread violence.

We continue to seek opportunities to invest in high-quality companies selling at attractive valuations with good dividend yields. We are currently finding value in select energy and information technology stocks. We maintain our focus on investing in what we believe are quality companies that are well managed, with strong competitive and financial positions and attractive value characteristics. In most cases, we also prefer firms with histories of providing attractive dividend yields.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

34

PORTFOLIO MANAGERS’ REPORT

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class ADV January 15, 2004		Since Inception of Class I May 2, 2003

Class ADV	16.77%	1.08%	—	4.60%		—
Class I	17.44%	1.68%	—	—		7.31%
Class S	17.22%	1.42%	7.01%	—		—
Class S2	17.01%	1.28%	6.86%	—		—
S&P 500® Index	16.00%	1.66%	7.10%	4.94	%(1)	6.83	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Equity Income Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from January 1, 2004.

(2)	Since inception performance of the index is shown from May 1, 2003.

35

ING T. ROWE PRICE INTERNATIONAL
STOCK PORTFOLIO

PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of December 31, 2012 (as a percentage of net assets)
United Kingdom	17.3%
Japan	10.8%
Switzerland	10.2%
China	7.9%
France	5.4%
United States	5.2%
Brazil	5.1%
Germany	4.4%
Canada	4.3%
Australia	3.6%
Countries between 0.2%–3.5%ˆ	24.6%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%

* Includes short-term investments. ˆ Includes 18 countries, which each represents 0.2%–3.5% of net assets. Portfolio holdings are subject to change daily.

ING T. Rowe Price International Stock Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Robert W. Smith, Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio’s Class I shares provided a total return of 19.02% compared to the MSCI All Country World IndexSM (ex-U.S.) (“MSCI ACWI ex-U.S.”), which returned 16.83% for the same period.

Portfolio Specifics: The Portfolio outperformed the MSCI ACWI ex-U.S.for the 12-month period ended December 31, 2012. Stock selection, especially in the industrials and business services and healthcare sectors, and favorable sector allocations drove the outperformance versus the index.

In the industrials and business services sector, the Portfolio benefited from an investment in Intertek. The London-based global provider of safety and quality solutions is one of only three major players in the global testing, inspection, and certification business, and poses significant barriers to entry for would-be competitors. Intertek’s stock was a significant contributor to performance versus the index for the year and was hitting all-time highs at the end of 2012.

The Portfolio’s healthcare stocks outpaced those in the index for the year helped by CSL, an Australia-based manufacturer and distributor of biopharmaceutical products. CLS’s areas of expertise include plasma products, vaccines, pharmaceuticals, and research and development. The stock has been a significant outperformer over the past 12 months as the company has continued to use its position to take market share at the expense of its primary competitors. The company’s defensive growth characteristics along with strong cash flow generation have made the shares sought after in the current market environment.

An underweight allocation to the financials sector weighed on performance relative to the index. Stock selection was also detrimental. Itau Unibanco Holding, headquartered in Brazil, is one of the largest financial institutions in Latin America. The stock was the largest detractor in the sector over the past 12 months, significantly underperforming the broad financials group. The bank has struggled throughout the year with issues, including higher non-performing loan provisions and accelerating costs. However, the most recent quarterly earnings report highlighted improvements in these areas. We continue to maintain our position in the stock.

The Portfolio underperformed the index in the telecommunication services sector due to stock selection. NII Holdings was a notable detractor. The company provides wireless communication services in Latin America. Pressure on the stock has continued unabated due to a significant increase in competition in Brazil and increased costs associated with the company’s 3G upgrade. NII Holdings again reported disappointing earnings results in early November due to currency volatility, increased financial expenses, and a significant decline in adding new customers.

Top Ten Holdings as of December 31, 2012 (as a percentage of net assets)
Samsung Electronics Co., Ltd.	1.8%
Credit Suisse Group	1.7%
Baidu.com ADR	1.6%
WPP PLC	1.6%
Cie Financiere Richemont SA	1.6%
Standard Chartered PLC	1.5%
AXA S.A.	1.5%
Anheuser-Busch InBev Worldwide, Inc.	1.4%
Rolls-Royce Holdings PLC	1.3%
Jupiter Telecommunications Co.	1.3%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Equity markets rallied as many of the world’s central banks provided infusions of liquidity and committed to keep interest rates low for an extended period. While low rates have been good for equities, we believe they also reflect a troubled global economic picture. Near term, we believe markets will likely vacillate between the comfort of this liquidity and worries over below-trend global growth. In recent months, investor concerns about the sovereign debt crisis in Europe have eased. Our longer-term outlook for international stocks remains bullish, in part because corporations continue to strengthen their balance sheets. Although valuations are not as attractive as they were a year ago, we believe they remain reasonable from a historical perspective. In our opinion, this market environment favors companies with stable growth prospects and investors with a long-term investment horizon.

In developed markets, we favor durable businesses that can generate steady cash flow, such as consumer and industrial companies. Across emerging markets, increasing domestic consumption is a key driver of our strategy, although inflation and rising interest rates have curbed spending to some extent. As long-term investors, our focus is on owning what we believe are high-quality companies with seasoned management teams that display strong underlying fundamentals and generate solid revenue, income, and cash flow growth.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

36

ING T. ROWE PRICE INTERNATIONAL
STOCK PORTFOLIO

PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Class ADV January 20, 2006		Since Inception of Class I April 29, 2005		Since Inception of Class S May 2, 2005

Class ADV	18.31%	(4.16)%	2.19%		—		—
Class I	19.02%	(3.57)%	—		6.08%		—
Class S	18.76%	(3.82)%	—		—		5.82%
MSCI ACWI ex-U.S.	16.83%	(2.89)%	2.58%		5.64%		5.64%
MSCI EAFE® Index	17.32%	(3.69)%	1.34	%(1)	4.05	%(2)	4.05	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price International Stock Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from February 1, 2006.

(2)	Since inception performance of the index is shown from May 1, 2005.

37

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in each class of a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*
ING BlackRock Health Sciences Opportunities Portfolio
Class ADV	$1,000.00	$1,064.30	1.36%	$7.06	$1,000.00	$1,018.30	1.36%	$6.90
Class I	1,000.00	1,066.80	0.76	3.95	1,000.00	1,021.32	0.76	3.86
Class S	1,000.00	1,066.50	1.01	5.25	1,000.00	1,020.06	1.01	5.13
ING Bond Portfolio
	1,000.00	1,035.00	0.69	3.53	1,000.00	1,021.67	0.69	3.51
ING Clarion Global Real Estate Portfolio
Class ADV	1,000.00	1,108.00	1.49	7.90	1,000.00	1,017.65	1.49	7.56
Class I	1,000.00	1,111.50	0.89	4.72	1,000.00	1,020.66	0.89	4.52
Class S	1,000.00	1,110.30	1.14	6.05	1,000.00	1,019.41	1.14	5.79
Class S2	1,000.00	1,109.80	1.29	6.84	1,000.00	1,018.65	1.29	6.55
ING FMRSM Diversified Mid Cap Portfolio
Class ADV	1,000.00	1,071.50	1.24	6.46	1,000.00	1,018.90	1.24	6.29
Class I	1,000.00	1,074.90	0.64	3.34	1,000.00	1,021.92	0.64	3.25

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

38

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*
ING FMRSM Diversified Mid Cap Portfolio (continued)
Class S	$1,000.00	$1,073.20	0.89%	$4.64	$1,000.00	$1,020.66	0.89%	$4.52
Class S2	1,000.00	1,072.20	1.04	5.42	1,000.00	1,019.91	1.04	5.28
ING Global Resources Portfolio
Class ADV	1,000.00	1,073.40	1.25	6.51	1,000.00	1,018.85	1.25	6.34
Class I	1,000.00	1,077.00	0.65	3.39	1,000.00	1,021.87	0.65	3.30
Class S	1,000.00	1,075.60	0.90	4.70	1,000.00	1,020.61	0.90	4.57
Class S2	1,000.00	1,074.80	1.05	5.48	1,000.00	1,019.86	1.05	5.33
ING Invesco Van Kampen Growth and Income Portfolio
Class ADV	1,000.00	1,064.00	1.25	6.49	1,000.00	1,018.85	1.25	6.34
Class I	1,000.00	1,067.20	0.65	3.38	1,000.00	1,021.87	0.65	3.30
Class S	1,000.00	1,065.90	0.90	4.67	1,000.00	1,020.61	0.90	4.57
Class S2	1,000.00	1,065.00	1.05	5.45	1,000.00	1,019.86	1.05	5.33
ING JPMorgan Emerging Markets Equity Portfolio
Class ADV	1,000.00	1,129.50	1.86	9.96	1,000.00	1,015.79	1.86	9.42
Class I	1,000.00	1,132.30	1.26	6.75	1,000.00	1,018.80	1.26	6.39
Class S	1,000.00	1,131.30	1.51	8.09	1,000.00	1,017.55	1.51	7.66
Class S2	1,000.00	1,130.20	1.66	8.89	1,000.00	1,016.79	1.66	8.42
ING Liquid Assets Portfolio
Class I	1,000.00	1,000.50	0.28	1.41	1,000.00	1,023.73	0.28	1.42
Class S	1,000.00	1,000.10	0.38	1.91	1,000.00	1,023.23	0.38	1.93
Class S2	1,000.00	1,000.10	0.38	1.91	1,000.00	1,023.23	0.38	1.93
ING Marsico Growth Portfolio
Class ADV	1,000.00	1,034.30	1.42	7.26	1,000.00	1,018.00	1.42	7.20
Class I	1,000.00	1,038.30	0.82	4.20	1,000.00	1,021.01	0.82	4.17
Class S	1,000.00	1,036.40	1.07	5.48	1,000.00	1,019.76	1.07	5.43
Class S2	1,000.00	1,035.20	1.22	6.24	1,000.00	1,019.00	1.22	6.19
ING MFS Total Return Portfolio
Class ADV	1,000.00	1,053.40	1.31	6.76	1,000.00	1,018.55	1.31	6.65
Class I	1,000.00	1,056.60	0.71	3.67	1,000.00	1,021.57	0.71	3.61
Class S	1,000.00	1,055.60	0.96	4.96	1,000.00	1,020.31	0.96	4.88
Class S2	1,000.00	1,054.50	1.11	5.73	1,000.00	1,019.56	1.11	5.63
ING MFS Utilities Portfolio
Class ADV	1,000.00	1,078.00	1.39	7.26	1,000.00	1,018.15	1.39	7.05
Class I	1,000.00	1,081.60	0.79	4.13	1,000.00	1,021.17	0.79	4.01
Class S	1,000.00	1,080.70	1.04	5.44	1,000.00	1,019.91	1.04	5.28
Class S2	1,000.00	1,080.00	1.19	6.22	1,000.00	1,019.15	1.19	6.04
ING Morgan Stanley Global Franchise Portfolio
Class ADV	1,000.00	1,067.50	1.56	8.11	1,000.00	1,017.29	1.56	7.91
Class S	1,000.00	1,068.50	1.21	6.29	1,000.00	1,019.05	1.21	6.14
Class S2	1,000.00	1,067.60	1.36	7.07	1,000.00	1,018.30	1.36	6.90

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

39

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*
ING PIMCO Total Return Bond Portfolio
Class ADV	$1,000.00	$1,034.40	1.13%	$5.78	$1,000.00	$1,019.46	1.13%	$5.74
Class I	1,000.00	1,036.80	0.57	2.92	1,000.00	1,022.27	0.57	2.90
Class S	1,000.00	1,036.80	0.82	4.20	1,000.00	1,021.01	0.82	4.17
Class S2	1,000.00	1,035.20	0.97	4.96	1,000.00	1,020.26	0.97	4.93
ING Pioneer Mid Cap Value Portfolio
Class ADV	1,000.00	1,056.40	1.25	6.46	1,000.00	1,018.85	1.25	6.34
Class I	1,000.00	1,059.70	0.65	3.37	1,000.00	1,021.87	0.65	3.30
Class S	1,000.00	1,058.80	0.90	4.66	1,000.00	1,020.61	0.90	4.57
Class S2	1,000.00	1,048.30	1.05	5.41	1,000.00	1,019.86	1.05	5.33
ING T. Rowe Price Capital Appreciation Portfolio
Class ADV	1,000.00	1,070.00	1.25	6.50	1,000.00	1,018.85	1.25	6.34
Class I	1,000.00	1,072.70	0.65	3.39	1,000.00	1,021.87	0.65	3.30
Class S	1,000.00	1,071.30	0.90	4.69	1,000.00	1,020.61	0.90	4.57
Class S2	1,000.00	1,071.10	1.05	5.47	1,000.00	1,019.86	1.05	5.33
ING T. Rowe Price Equity Income Portfolio
Class ADV	1,000.00	1,081.90	1.25	6.54	1,000.00	1,018.85	1.25	6.34
Class I	1,000.00	1,084.30	0.65	3.41	1,000.00	1,021.87	0.65	3.30
Class S	1,000.00	1,083.10	0.90	4.71	1,000.00	1,020.61	0.90	4.57
Class S2	1,000.00	1,082.50	1.05	5.50	1,000.00	1,019.86	1.05	5.33
ING T. Rowe Price International Stock Portfolio
Class ADV	1,000.00	1,122.20	1.36	7.25	1,000.00	1,018.30	1.36	6.90
Class I	1,000.00	1,125.50	0.76	4.06	1,000.00	1,021.32	0.76	3.86
Class S	1,000.00	1,124.90	1.01	5.39	1,000.00	1,020.06	1.01	5.13

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments or summary portfolios of investments, as indicated, of ING BlackRock Health Sciences Opportunities Portfolio, ING Bond Portfolio (formerly, ING American Funds Bond Portfolio), ING Clarion Global Real Estate Portfolio, ING FMRSM Diversified Mid Cap Portfolio, ING Global Resources Portfolio, ING Invesco Van Kampen Growth and Income Portfolio, ING JPMorgan Emerging Markets Equity Portfolio, ING Liquid Assets Portfolio, ING Marsico Growth Portfolio, ING MFS Total Return Portfolio, ING MFS Utilities Portfolio, ING Morgan Stanley Global Franchise Portfolio, ING PIMCO Total Return Bond Portfolio, ING Pioneer Mid Cap Value Portfolio, ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio, and ING T. Rowe Price International Stock Portfolio, each a series of ING Investors Trust, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of ING Investors Trust as of December 31, 2012, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

41

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING BlackRock Health Sciences Opportunities Portfolio	ING Bond Portfolio	ING Clarion Global Real Estate Portfolio	ING FMRSM Diversified Mid Cap Portfolio
ASSETS:
Investments in securities at fair value+*	$231,006,091	$461,307,645	$294,868,038	$1,063,017,507
Investments in affiliates**	—	58,362,275	—	—
Short-term investments at fair value***	4,577,776	19,253,886	9,793,056	13,915,976
Short-term investments in affiliates****	9,950,540	—	—	—
Total Investments at fair value	$245,534,407	$538,923,806	$304,661,094	$1,076,933,483
Short-term investments at amortized cost	—	4,499,462	—	—
Cash	—	1,059,068	—	5,774,910
Cash collateral for futures	—	678,113	—	—
Foreign currencies at value*****	5,675	—	25,703	274,500
Receivables:
Investment securities sold	43,362	2,292,580	1,299,769	4,332,927
Investment securities sold on a delayed-delivery or when-issued basis	—	70,261,809	—	—
Fund shares sold	49,084	1,351,184	369,829	34,441
Dividends	165,228	578	1,121,381	369,730
Interest	—	2,478,908	—	922
Foreign tax reclaims	42,669	—	5,940	17,261
Unrealized appreciation on forward foreign currency contracts	33,824	167,671	179	—
Unrealized appreciation on OTC swap agreements	—	30,928	—	—
Prepaid expenses	—	3,929	2,459	—
Reimbursement due from manager	—	102,690	12,461	—
Total assets	245,874,249	621,850,726	307,498,815	1,087,738,174

LIABILITIES:
Payable for investment securities purchased	3,629,815	7,706,957	622,094	9,789,351
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	141,631,850	—	—
Payable for fund shares redeemed	196,197	—	2,715,802	936,584
Payable upon receipt of securities loaned	4,577,776	8,887,961	6,888,313	13,915,976
Unrealized depreciation on forward foreign currency contracts	569,912	680,626	—	—
Upfront payments received on OTC swap agreements	—	82,543	—	—
Payable for unified fees	151,103	—	—	576,589
Payable for investment management fees	—	189,308	197,844	—
Payable for administrative fees	—	39,439	24,845	—
Payable for distribution and shareholder service fees	48,796	141,979	44,925	229,292
Payable for trustee fees	—	2,343	1,587	—
Other accrued expenses and liabilities	—	146,492	109,413	—
Total liabilities	9,173,599	159,509,498	10,604,823	25,447,792
NET ASSETS	$236,700,650	$462,341,228	$296,893,992	$1,062,290,382

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$195,970,006	$410,029,201	$423,343,065	$976,893,638
Undistributed net investment income	741,512	5,242,537	17,339,328	2,044,214
Accumulated net realized gain (loss)	23,817,952	40,684,969	(253,237,295)	(3,590,537)
Net unrealized appreciation	16,171,180	6,384,521	109,448,894	86,943,067
NET ASSETS	$236,700,650	$462,341,228	$296,893,992	$1,062,290,382

+ Including securities loaned at value	$4,435,610	$8,692,768	$6,544,780	$13,338,448
* Cost of investments in securities	$214,299,021	$457,004,236	$185,415,599	$976,075,902
** Cost of investments in affiliates	$—	$56,200,000	$—	$—
*** Cost of short-term investments	$4,577,776	$19,254,190	$9,793,056	$13,915,976
**** Cost of short-term investments in affiliates	$9,950,540	$—	$—	$—
***** Cost of foreign currencies	$5,659	$—	$25,703	$274,300

See Accompanying Notes to Financial Statements

42

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012 (CONTINUED)

	ING BlackRock Health Sciences Opportunities Portfolio	ING Bond Portfolio	ING Clarion Global Real Estate Portfolio	ING FMRSM Diversified Mid Cap Portfolio

Portfolio level*
Net assets	n/a	$462,341,228	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	44,140,588	n/a	n/a
Net asset value and redemption price per share	n/a	$10.47	n/a	n/a

Class ADV
Net assets	$97,411	n/a	$15,270,392	$56,104,743
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	7,569	n/a	1,393,357	3,702,687
Net asset value and redemption price per share	$12.87	n/a	$10.96	$15.15

Class I
Net assets	$6,995,297	n/a	$106,134,348	$92,185,402
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	520,709	n/a	9,502,386	5,958,812
Net asset value and redemption price per share	$13.43	n/a	$11.17	$15.47

Class S
Net assets	$229,607,942	n/a	$173,554,417	$848,801,890
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	17,238,035	n/a	15,614,494	55,200,015
Net asset value and redemption price per share	$13.32	n/a	$11.11	$15.38

Class S2
Net assets	n/a	n/a	$1,934,835	$65,198,347
Shares authorized	n/a	n/a	unlimited	unlimited
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	173,256	4,262,903
Net asset value and redemption price per share	n/a	n/a	$11.17	$15.29

* Portfolio does not have a share class designation.

See Accompanying Notes to Financial Statements

43

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING Global Resources Portfolio	ING Invesco Van Kampen Growth and Income Portfolio	ING JPMorgan Emerging Markets Equity Portfolio	ING Liquid Assets Portfolio
ASSETS:
Investments in securities at fair value+*	$732,098,525	$516,076,773	$889,444,245	$—
Short-term investments at fair value**	34,223,812	20,386,360	66,277,531	—
Repurchase agreements	—	—	—	129,840,000
Total Investments at fair value	$766,322,337	$536,463,133	$955,721,776	$129,840,000
Short-term investments at amortized cost	—	—	—	1,141,050,691
Cash	706	62,568	12,903,315	20,410
Foreign currencies at value***	193,244	—	757,821	—
Receivables:
Investment securities sold	4,235,846	429	160	2,999,073
Fund shares sold	7,051,481	91,351	64,649	2,452,861
Dividends	507,811	872,254	517,208	1,006
Interest	4	—	—	1,456,886
Unrealized appreciation on forward foreign currency contracts	—	10,079	—	—
Prepaid expenses	—	—	—	8,293
Total assets	778,311,429	537,499,814	969,964,929	1,277,829,220

LIABILITIES:
Payable for investment securities purchased	5,465,626	2,535,504	1,051,909	—
Payable for fund shares redeemed	57,413	1,313,845	8,142,179	6,167,912
Payable upon receipt of securities loaned	17,356,812	—	66,277,531	4,493,600
Unrealized depreciation on forward foreign currency contracts	—	290,584	—	—
Payable for unified fees	405,571	291,017	930,689	61,148
Payable for distribution and shareholder service fees	185,892	118,556	163,563	283,609
Payable for trustee fees and expenses	—	—	—	1,849
Other accrued expenses and liabilities	—	—	154,582	—
Total liabilities	23,471,314	4,549,506	76,720,453	11,008,118
NET ASSETS	$754,840,115	$532,950,308	$893,244,476	$1,266,821,102

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$902,917,136	$450,996,145	$661,369,990	$1,266,653,432
Undistributed net investment income	6,511,757	8,129,079	7,105,179	284
Accumulated net realized gain (loss)	(178,863,058)	(18,536,867)	7,791,950	167,386
Net unrealized appreciation	24,274,280	92,361,951	216,977,357	—
NET ASSETS	$754,840,115	$532,950,308	$893,244,476	$1,266,821,102

+ Including securities loaned at value	$16,718,259	$—	$63,524,051	$4,371,379
* Cost of investments in securities	$707,823,203	$423,434,283	$672,493,032	$—
** Cost of short-term investments	$34,223,812	$20,386,360	$66,277,531	$—
*** Cost of foreign currencies	$194,260	$—	$731,983	$—

See Accompanying Notes to Financial Statements

44

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012 (CONTINUED)

	ING Global Resources Portfolio	ING Invesco Van Kampen Growth and Income Portfolio	ING JPMorgan Emerging Markets Equity Portfolio	ING Liquid Assets Portfolio
Class ADV
Net assets	$105,126,125	$9,405,497	$37,375,440	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	5,779,476	401,741	1,851,307	n/a
Net asset value and redemption price per share	$18.19	$23.41	$20.19	n/a

Class I
Net assets	$31,147,543	$16,952,282	$177,486,437	$98,939,512
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,651,691	721,407	8,478,132	98,918,949
Net asset value and redemption price per share	$18.86	$23.50	$20.93	$1.00

Class S
Net assets	$596,714,833	$460,994,758	$650,689,719	$897,738,146
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	31,869,570	19,542,834	31,253,787	897,498,103
Net asset value and redemption price per share	$18.72	$23.59	$20.82	$1.00

Class S2
Net assets	$21,851,614	$45,597,771	$27,692,880	$270,143,444
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,174,940	1,944,401	1,342,919	270,125,703
Net asset value and redemption price per share	$18.60	$23.45	$20.62	$1.00

See Accompanying Notes to Financial Statements

45

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING Marsico Growth Portfolio	ING MFS Total Return Portfolio	ING MFS Utilities Portfolio	ING Morgan Stanley Global Franchise Portfolio
ASSETS:
Investments in securities at fair value+*	$482,843,182	$842,076,743	$583,586,784	$437,181,500
Short-term investments at fair value**	19,542,013	4,233,560	—	5,811,695
Total Investments at fair value	$502,385,195	$846,310,303	$583,586,784	$442,993,195
Cash	—	18,644,064	9,469,129	11,290,921
Foreign currencies at value***	—	—	—	1,734
Receivables:
Investment securities sold	399,084	4,305,793	2,994,038	976,982
Fund shares sold	432,083	658,575	12,093	179,328
Dividends	187,543	656,926	2,021,371	502,275
Interest	—	2,154,882	156,600	—
Foreign tax reclaims	36,125	150,331	366,597	612,300
Unrealized appreciation on forward foreign currency contracts	—	—	210,299	—
Prepaid expenses	—	—	5,079	—
Total assets	503,440,030	872,880,874	598,821,990	456,556,735

LIABILITIES:
Payable for investment securities purchased	530,826	16,306,947	3,876,178	257,701
Payable for fund shares redeemed	5,533	62,790	625,120	17,023
Payable upon receipt of securities loaned	2,835,163	4,233,560	—	5,811,695
Unrealized depreciation on forward foreign currency contracts	—	—	1,407,868	—
Payable for unified fees	353,764	508,251	—	367,622
Payable for investment management fees	—	—	299,417	—
Payable for administrative fees	—	—	49,902	—
Payable for distribution and shareholder service fees	105,314	164,244	132,586	111,473
Payable to custodian due to foreign currency overdraft****	—	—	218,374	—
Payable for trustee fees	—	—	2,941	—
Other accrued expenses and liabilities	—	—	181,537	—
Total liabilities	3,830,600	21,275,792	6,793,923	6,565,514
NET ASSETS	$499,609,430	$851,605,082	$592,028,067	$449,991,221

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$496,507,932	$859,661,487	$572,321,950	$332,606,433
Undistributed net investment income	4,244,400	18,829,089	1,187,917	9,917,622
Accumulated net realized gain (loss)	(54,814,937)	(160,139,461)	(44,454,205)	23,758,868
Net unrealized appreciation	53,672,035	133,253,967	62,972,405	83,708,298
NET ASSETS	$499,609,430	$851,605,082	$592,028,067	$449,991,221

+ Including securities loaned at value	$2,771,837	$4,104,435	$—	$5,692,196
* Cost of investments in securities	$429,171,396	$708,823,570	$519,413,420	$353,464,234
** Cost of short-term investments	$19,542,013	$4,233,560	$—	$5,811,695
*** Cost of foreign currencies	$—	$—	$—	$1,734
**** Cost of foreign currency overdraft	$—	$—	$218,376	$—

See Accompanying Notes to Financial Statements

46

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012 (CONTINUED)

	ING Marsico Growth Portfolio	ING MFS Total Return Portfolio	ING MFS Utilities Portfolio	ING Morgan Stanley Global Franchise Portfolio
Class ADV
Net assets	$5,072,333	$7,345,074	$29,965,261	$26,168,802
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	271,735	459,656	2,017,555	1,638,054
Net asset value and redemption price per share	$18.67	$15.98	$14.85	$15.98

Class I
Net assets	$26,180,181	$107,118,737	$4,493,176	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	1,375,962	6,649,056	298,472	n/a
Net asset value and redemption price per share	$19.03	$16.11	$15.05	n/a

Class S
Net assets	$451,754,796	$705,517,198	$557,017,064	$364,277,372
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	23,996,676	43,776,988	37,135,745	22,161,305
Net asset value and redemption price per share	$18.83	$16.12	$15.00	$16.44

Class S2
Net assets	$16,602,120	$31,624,073	$552,566	$59,545,047
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	888,291	1,980,504	36,716	3,643,375
Net asset value and redemption price per share	$18.69	$15.97	$15.05	$16.34

See Accompanying Notes to Financial Statements

47

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING PIMCO Total Return Bond Portfolio	ING Pioneer Mid Cap Value Portfolio	ING T. Rowe Price Capital Appreciation Portfolio	ING T. Rowe Price Equity Income Portfolio
ASSETS:
Investments in securities at fair value+*	$4,260,979,658	$543,281,568	$3,688,852,869	$1,399,222,431
Short-term investments at fair value**	41,120,590	24,991,259	37,035,842	18,504,950
Short-term investments in affiliates***	—	—	618,022,599	58,480,714
Total Investments at fair value	$4,302,100,248	$568,272,827	$4,343,911,310	$1,476,208,095
Short-term investments at amortized cost	3,577,872	—	—	—
Cash	1,000,946	8	11,948,105	5,613,810
Foreign currencies at value****	1,435,691	—	—	—
Foreign cash collateral for futures*****	2,805	—	—	—
Receivable for derivatives collateral (Note 2)	8,000	—	—	—
Receivables:
Investment securities sold	49,265,367	79,311,244	27,997,972	—
Investment securities sold on a delayed-delivery or when-issued basis	172,835,168	—	—	—
Fund shares sold	52,606,614	1,101,053	594,401	437,808
Dividends	35,946	714,201	3,059,283	1,697,902
Interest	22,447,990	—	5,805,900	54
Foreign tax reclaims	—	—	36,467	—
Unrealized appreciation on unfunded corporate loans	—	—	4,811	—
Unrealized appreciation on forward foreign currency contracts	2,601,380	—	—	—
Upfront payments paid on OTC swap agreements	6,395,200	—	—	—
Unrealized appreciation on OTC swap agreements	10,011,168	—	—	—
Variation margin receivable on centrally cleared swaps	2,978,605	—	—	—
Total assets	4,627,303,000	649,399,333	4,393,358,249	1,483,957,669

LIABILITIES:
Payable for investment securities purchased	49,391,914	10,837,475	21,956,474	511,054
Payable for investment securities purchased on a delayed-delivery or when-issued basis	800,167,105	—	—	—
Payable for fund shares redeemed	456,055	75,090,557	3,508,795	2,813,638
Payable upon receipt of securities loaned	38,248,609	6,764,637	37,035,842	18,504,950
Unrealized depreciation on unfunded corporate loans	—	—	42,652	—
Unrealized depreciation on forward foreign currency contracts	9,694,858	—	—	—
Upfront payments received on OTC swap agreements	5,070,757	—	—	—
Unrealized depreciation on OTC swap agreements	1,498,520	—	—	—
Payable for derivatives collateral (Note 2)	11,429,000	—	—	—
Payable for unified fees	1,732,559	340,363	2,331,867	797,112
Payable for distribution and shareholder service fees	724,853	97,618	841,363	259,086
Payable for trustee fees and expenses	188,493	—	—	—
Payable for cash collateral for futures	111,851	—	—	—
Other accrued expenses and liabilities	—	—	—	31,100
Written options, at fair valueˆ	289,518	—	10,569,391	—
Total liabilities	919,004,092	93,130,650	76,286,384	22,916,940
NET ASSETS	$3,708,298,908	$556,268,683	$4,317,071,865	$1,461,040,729
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$3,371,723,477	$658,364,264	$3,584,008,749	$1,286,181,732
Undistributed net investment income	109,656,053	1,074,176	17,182,020	4,791,290
Accumulated net realized gain (loss)	30,916,145	(145,169,292)	309,158,229	(22,444,215)
Net unrealized appreciation	196,003,233	41,999,535	406,722,867	192,511,922
NET ASSETS	$3,708,298,908	$556,268,683	$4,317,071,865	$1,461,040,729

+ Including securities loaned at value	$37,205,648	$6,615,423	$36,049,806	$17,955,217
* Cost of investments in securities	$4,069,648,475	$501,282,033	$3,282,324,246	$1,206,712,416
** Cost of short-term investments	$41,074,539	$24,991,259	$37,035,842	$18,504,950
*** Cost of short-term investments in affiliates	$—	$—	$618,022,599	$58,480,714
**** Cost of foreign currencies	$1,422,824	$—	$—	$—
***** Cost of foreign cash collateral for futures	$2,805	$—	$—	$—
ˆ Premiums received on written options	$2,448,532	$—	$10,794,966	$—

See Accompanying Notes to Financial Statements

48

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012 (CONTINUED)

	ING PIMCO Total Return Bond Portfolio	ING Pioneer Mid Cap Value Portfolio	ING T. Rowe Price Capital Appreciation Portfolio	ING T. Rowe Price Equity Income Portfolio

Class ADV
Net assets	$176,099,354	$3,542,239	$199,893,390	$45,958,447
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	14,958,910	318,446	8,147,037	3,530,288
Net asset value and redemption price per share	$11.77	$11.12	$24.54	$13.02

Class I
Net assets	$469,997,978	$97,992,670	$652,220,532	$361,913,345
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	38,511,137	8,665,972	26,047,790	27,556,649
Net asset value and redemption price per share	$12.20	$11.31	$25.04	$13.13

Class S
Net assets	$2,997,307,052	$454,733,763	$3,379,234,474	$950,612,369
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	245,554,786	40,218,203	134,829,289	72,270,815
Net asset value and redemption price per share	$12.21	$11.31	$25.06	$13.15

Class S2
Net assets	$64,894,524	$11	$85,723,469	$102,556,568
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	5,345,537	1	3,434,902	7,854,552
Net asset value and redemption price per share	$12.14	$11.36	$24.96	$13.06

See Accompanying Notes to Financial Statements

49

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

ING T. Rowe Price International Stock Portfolio
ASSETS:
Investments in securities at fair value+*	$225,389,104
Short-term investments at fair value**	3,010,429
Short-term investments in affiliates***	1,000
Total Investments at fair value	$228,400,533
Cash	32,739
Foreign currencies at value****	353,106
Receivables:
Investment securities sold	5,779,436
Fund shares sold	9,509
Dividends	184,283
Interest	8
Foreign tax reclaims	169,180
Unrealized appreciation on forward foreign currency contracts	1,090
Prepaid expenses	1,966
Total assets	234,931,850

LIABILITIES:
Payable for investment securities purchased	1,452,519
Payable for fund shares redeemed	1,375,470
Payable upon receipt of securities loaned	3,010,429
Unrealized depreciation on forward foreign currency contracts	1,450
Payable for investment management fees	106,732
Payable for administrative fees	19,764
Payable for distribution and shareholder service fees	40,075
Payable for trustee fees	1,157
Payable for borrowings against line of credit	610,000
Other accrued expenses and liabilities	237,732
Total liabilities	6,855,328
NET ASSETS	$228,076,522

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$344,217,809
Undistributed net investment income	2,585,589
Accumulated net realized loss	(133,443,123)
Net unrealized appreciation	14,716,247
NET ASSETS	$228,076,522

+ Including securities loaned at value	$2,885,290
* Cost of investments in securities	$210,676,515
** Cost of short-term investments	$3,010,429
*** Cost of short-term investments in affiliates	$1,000
**** Cost of foreign currencies	$347,295

See Accompanying Notes to Financial Statements

50

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012 (CONTINUED)

ING T. Rowe Price International Stock Portfolio
Class ADV
Net assets	$7,624,580
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	647,793
Net asset value and redemption price per share	$11.77

Class I
Net assets	$48,991,944
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	4,174,161
Net asset value and redemption price per share	$11.74

Class S
Net assets	$171,459,998
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	14,660,026
Net asset value and redemption price per share	$11.70

See Accompanying Notes to Financial Statements

51

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING BlackRock Health Sciences Opportunities Portfolio	ING Bond Portfolio	ING Clarion Global Real Estate Portfolio	ING FMRSM Diversified Mid Cap Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,288,567	$2,465,577	$9,147,885	$17,513,683
Interest, net of foreign taxes withheld*	162	4,855,203	—	3,527
Dividends from affiliated funds	11,754	771,516	—	—
Securities lending income, net	83,482	12,135	183,140	314,515
Total investment income	3,383,965	8,104,431	9,331,025	17,831,725

EXPENSES:
Investment management fees	—	999,114	2,521,742	—
Unified fees	1,690,915	—	—	7,130,815
Distribution and shareholder service fees:
Portfolio level**	—	2,811,396	—	—
Class ADV	583	—	94,577	422,129
Class S	548,730	—	418,066	2,276,388
Class S2	—	—	9,442	328,286
Transfer agent fees	—	1,180	1,380	—
Administrative service fees	—	208,145	317,317	—
Shareholder reporting expense	—	54,559	125,480	—
Professional fees	—	52,423	28,398	—
Custody and accounting expense	—	99,548	153,233	—
Miscellaneous expense	—	27,934	24,571	—
Trustee fees and expenses	11,202	14,057	9,520	55,641
Interest expense	203	21	4,756	3,633
Total expenses	2,251,633	4,268,377	3,708,482	10,216,892
Net waived and reimbursed fees	(117)	(1,059,073)	(388,261)	(150,083)
Net expenses	2,251,516	3,209,304	3,320,221	10,066,809
Net investment income	1,132,449	4,895,127	6,010,804	7,764,916

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	25,203,890	48,914,685	40,439,207	125,577,285
Capital gain distributions from affiliated underlying funds	—	139,391	—	—
Foreign currency related transactions	211,663	(869,058)	(39,433)	(105,262)
Futures	—	(558,851)	—	—
Swaps	—	(110,929)	—	—
Written options	76,006	—	—	—
Net realized gain	25,491,559	47,515,238	40,399,774	125,472,023
Net change in unrealized appreciation (depreciation) on:
Investments	12,318,017	(25,024,013)	33,022,386	18,634,906
Affiliated funds	—	2,162,274	—	—
Foreign currency related transactions	(1,130,530)	(512,955)	(8,432)	1,805
Futures	—	401,168	—	—
Swaps	—	30,928	—	—
Net change in unrealized appreciation (depreciation)	11,187,487	(22,942,598)	33,013,954	18,636,711
Net realized and unrealized gain	36,679,046	24,572,640	73,413,728	144,108,734
Increase in net assets resulting from operations	$37,811,495	$29,467,767	$79,424,532	$151,873,650

* Foreign taxes withheld	$84,299	$—	$489,302	$292,718
** Portfolio does not have a share class designation.

See Accompanying Notes to Financial Statements

52

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING Global Resources Portfolio	ING Invesco Van Kampen Growth and Income Portfolio	ING JPMorgan Emerging Markets Equity Portfolio	ING Liquid Assets Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$14,060,146	$13,533,632	$18,756,927	$18,698
Interest	34	—	13,433	4,681,699
Securities lending income, net	223,257	63,394	346,716	22,637
Total investment income	14,283,437	13,597,026	19,117,076	4,723,034

EXPENSES:
Unified fees	5,319,850	3,576,980	11,071,154	3,422,416
Distribution and shareholder service fees:
Class ADV	878,693	70,850	261,134	—
Class S	1,640,002	1,225,249	1,574,807	2,293,252
Class S2	115,889	230,686	133,265	1,189,785
Trustee fees and expenses	43,400	28,330	46,079	65,733
Interest expense	947	—	16,255	—
Total expenses	7,998,781	5,132,095	13,102,694	6,971,186
Net waived and reimbursed fees	(198,918)	(60,307)	(78,880)	(2,350,115)
Brokerage commission recapture	—	(40,725)	—	—
Net expenses	7,799,863	5,031,063	13,023,814	4,621,071
Net investment income	6,483,574	8,565,963	6,093,262	101,963

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,247,473	31,349,749	18,726,141	167,593
Foreign currency related transactions	40,481	401,568	(609,711)	—
Net realized gain	2,287,954	31,751,317	18,116,430	167,593
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	(34,602,875)	36,722,469	125,494,310	—
Foreign currency related transactions	(2,478)	(999,629)	100,000	—
Net change in unrealized appreciation (depreciation)	(34,605,353)	35,722,840	125,594,310	—
Net realized and unrealized gain (loss)	(32,317,399)	67,474,157	143,710,740	167,593
Increase (decrease) in net assets resulting from operations	$(25,833,825)	$76,040,120	$149,804,002	$269,556

* Foreign taxes withheld	$541,090	$86,264	$1,631,613	$—
# Foreign taxes accrued on Indian investments	$—	$—	$154,582	$—

See Accompanying Notes to Financial Statements

53

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING Marsico Growth Portfolio	ING MFS Total Return Portfolio	ING MFS Utilities Portfolio	ING Morgan Stanley Global Franchise Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$10,705,574	$14,109,323	$20,814,337	$15,172,634
Interest, net of foreign taxes withheld*	—	12,267,408	826,296	—
Securities lending income, net	81,531	44,874	—	220,093
Total investment income	10,787,105	26,421,605	21,640,633	15,392,727

EXPENSES:
Investment management fees	—	—	3,530,065	—
Unified fees	5,164,375	6,153,055	—	4,269,247
Distribution and shareholder service fees:
Class ADV	37,858	46,918	190,031	133,581
Class S	1,232,915	1,824,547	1,394,244	919,087
Class S2	85,901	158,385	1,628	305,685
Transfer agent fees	—	—	640	—
Administrative service fees	—	—	588,337	—
Shareholder reporting expense	—	—	124,028	—
Professional fees	—	—	42,077	—
Custody and accounting expense	—	—	305,451	—
Miscellaneous expense	—	—	35,234	—
Trustee fees and expenses	32,993	45,225	17,650	22,405
Interest expense	1,014	82	1,321	—
Total expenses	6,555,056	8,228,212	6,230,706	5,650,005
Net waived and reimbursed fees	(24,752)	(41,060)	(38,331)	(87,853)
Brokerage commission recapture	—	(10,289)	(24,449)	—
Net expenses	6,530,304	8,176,863	6,167,926	5,562,152
Net investment income	4,256,801	18,244,742	15,472,707	9,830,575

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	114,809,039	32,733,393	60,247,711	24,775,342
Foreign currency related transactions	(3,656)	4,234	1,078,101	92,461
Net realized gain	114,805,383	32,737,627	61,325,812	24,867,803
Net change in unrealized appreciation (depreciation) on:
Investments	(40,269,024)	42,050,561	(49,469)	28,675,505
Foreign currency related transactions	(584)	8,173	(3,257,611)	4,513
Short sales	—	—	(9,413)	—
Net change in unrealized appreciation (depreciation)	(40,269,608)	42,058,734	(3,316,493)	28,680,018
Net realized and unrealized gain	74,535,775	74,796,361	58,009,319	53,547,821
Increase in net assets resulting from operations	$78,792,576	$93,041,103	$73,482,026	$63,378,396

* Foreign taxes withheld	$122,362	$66,162	$1,266,653	$531,621

See Accompanying Notes to Financial Statements

54

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING PIMCO Total Return Bond Portfolio	ING Pioneer Mid Cap Value Portfolio	ING T. Rowe Price Capital Appreciation Portfolio	ING T. Rowe Price Equity Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,141,047	$11,673,903	$55,877,543	$42,686,755
Interest	101,555,411	—	48,567,668	641
Dividends from affiliated funds	—	—	696,809	53,212
Securities lending income, net	151,725	106,313	217,620	486,311
Other	135,390	—	—	—
Total investment income	104,983,573	11,780,216	105,359,640	43,226,919

EXPENSES:
Unified fees	19,188,050	4,179,943	26,665,304	9,410,711
Distribution and shareholder service fees:
Class ADV	1,090,249	30,236	1,213,944	310,377
Class S	7,189,926	1,192,635	8,446,636	2,402,310
Class S2	326,647	516	414,904	478,456
Trustee fees and expenses	423,953	33,524	208,710	73,846
Interest expense	6,992	—	657	—
Total expenses	28,225,817	5,436,854	36,950,155	12,675,700
Net waived and reimbursed fees	(341,528)	(6,150)	(325,771)	(157,766)
Brokerage commission recapture	—	(86,628)	(34,295)	(10,368)
Net expenses	27,884,289	5,344,076	36,590,089	12,507,566
Net investment income	77,099,284	6,436,140	68,769,551	30,719,353

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	100,818,402	21,897,806	307,869,379	82,412,236
Foreign currency related transactions	3,057,067	—	371,775	2,030
Futures	11,565,385	—	—	—
Swaps	21,088,335	—	—	—
Written options	16,788,868	—	13,172,568	—
Net realized gain	153,318,057	21,897,806	321,413,722	82,414,266
Net change in unrealized appreciation (depreciation) on:
Investments	87,247,723	40,669,985	170,164,110	119,110,956
Foreign currency related transactions	(15,441,160)	—	9,481	5,246
Futures	(5,994,535)	—	—	—
Swaps	(3,325,619)	—	—	—
Written options	(8,010,275)	—	(4,742,979)	—
Sales commitments	1,270,187	—	—	—
Unfunded commitments	—	—	(37,842)	—
Net change in unrealized appreciation (depreciation)	55,746,321	40,669,985	165,392,770	119,116,202
Net realized and unrealized gain	209,064,378	62,567,791	486,806,492	201,530,468
Increase in net assets resulting from operations	$286,163,662	$69,003,931	$555,576,043	$232,249,821

* Foreign taxes withheld	$—	$60,133	$69,655	$323,702

See Accompanying Notes to Financial Statements

55

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

ING T. Rowe Price International Stock Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,864,983
Interest	99
Dividends from affiliated funds	6,298
Securities lending income, net	113,869
Total investment income	4,985,249

EXPENSES:
Investment management fees	1,249,292
Distribution and shareholder service fees:
Class ADV	44,923
Class S	428,119
Transfer agent fees	719
Administrative service fees	231,347
Shareholder reporting expense	101,462
Professional fees	29,768
Custody and accounting expense	126,393
Trustee fees	6,941
Miscellaneous expense	19,668
Interest expense	262
Total expenses	2,238,894
Net waived and reimbursed fees	(8,984)
Net expenses	2,229,910
Net investment income	2,755,339
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheldˆ)	(9,734,960)
Foreign currency related transactions	(162,809)
Net realized loss	(9,897,769)
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	45,470,902
Foreign currency related transactions	45,576
Net change in unrealized appreciation (depreciation)	45,516,478
Net realized and unrealized gain	35,618,709
Increase in net assets resulting from operations	$38,374,048

* Foreign taxes withheld	$330,071
ˆ Foreign taxes on sale of Indian investments	$417
# Foreign taxes accrued on Indian investments	$78,332

See Accompanying Notes to Financial Statements

56

STATEMENTS OF CHANGES IN NET ASSETS

	ING BlackRock Health Sciences Opportunities Portfolio		ING Bond Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$1,132,449	$44,543	$4,895,127	$12,345,845
Net realized gain	25,491,559	26,299,941	47,515,238	13,220,968
Net change in unrealized appreciation (depreciation)	11,187,487	(19,424,238)	(22,942,598)	1,399,284
Increase in net assets resulting from operations	37,811,495	6,920,246	29,467,767	26,966,097

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Portfolio level*	—	—	(12,344,191)	(13,303,676)
Class ADV	(792)	(100)	—	—
Class I	(61,447)	(45,950)	—	—
Class S	(1,598,046)	(1,090,103)	—	—
Net realized gains:
Portfolio level*	—	—	(12,099,491)	(1,625,799)
Class ADV	(1,424)	—	—	—
Class I	(97,583)	—	—	—
Class S	(3,352,330)	—	—	—
Total distributions	(5,111,622)	(1,136,153)	(24,443,682)	(14,929,475)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	30,547,810	62,818,911	41,544,180	52,520,978
Reinvestment of distributions	5,111,622	1,136,146	24,443,682	14,929,475
	35,659,432	63,955,057	65,987,862	67,450,453
Cost of shares redeemed	(37,543,881)	(59,430,884)	(88,618,324)	(119,016,400)
Net increase (decrease) in net assets resulting from capital share transactions	(1,884,449)	4,524,173	(22,630,462)	(51,565,947)
Net increase (decrease) in net assets	30,815,424	10,308,266	(17,606,377)	(39,529,325)

NET ASSETS:
Beginning of year or period	205,885,226	195,576,960	479,947,605	519,476,930
End of year or period	$236,700,650	$205,885,226	$462,341,228	$479,947,605
Undistributed net investment income at end of year or period	$741,512	$1,057,685	$5,242,537	$12,341,156

* Portfolio does not have a share class designation.

See Accompanying Notes to Financial Statements

57

STATEMENTS OF CHANGES IN NET ASSETS

	ING Clarion Global Real Estate Portfolio		ING FMRSM Diversified Mid Cap Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$6,010,804	$7,499,997	$7,764,916	$301,586
Net realized gain	40,399,774	20,058,701	125,472,023	179,392,129
Net change in unrealized appreciation (depreciation)	33,013,954	(46,776,635)	18,636,711	(319,268,303)
Increase (decrease) in net assets resulting from operations	79,424,532	(19,217,937)	151,873,650	(139,574,588)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(47,578)	(329,550)	(161,838)	(91,000)
Class I	(751,402)	(8,007,773)	(803,565)	(171,393)
Class S	(895,792)	(6,022,964)	(5,181,483)	(2,105,717)
Class S2	(6,578)	(67,565)	(313,950)	(140,382)
Total distributions	(1,701,350)	(14,427,852)	(6,460,836)	(2,508,492)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	37,330,472	69,943,030	72,698,775	99,861,773
Reinvestment of distributions	1,701,350	14,427,852	6,460,836	2,508,492
	39,031,822	84,370,882	79,159,611	102,370,265
Cost of shares redeemed	(196,248,329)	(92,067,517)	(255,399,845)	(267,631,081)
Net decrease in net assets resulting from capital share transactions	(157,216,507)	(7,696,635)	(176,240,234)	(165,260,816)
Net decrease in net assets	(79,493,325)	(41,342,424)	(30,827,420)	(307,343,896)

NET ASSETS:
Beginning of year or period	376,387,317	417,729,741	1,093,117,802	1,400,461,698
End of year or period	$296,893,992	$376,387,317	$1,062,290,382	$1,093,117,802
Undistributed (distributions in excess of) net investment income at end of year or period	$17,339,328	$1,829,424	$2,044,214	$(15,120)

See Accompanying Notes to Financial Statements

58

STATEMENTS OF CHANGES IN NET ASSETS

	ING Global Resources Portfolio		ING Invesco Van Kampen Growth and Income Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$6,483,574	$6,259,867	$8,565,963	$8,417,432
Net realized gain	2,287,954	48,917,772	31,751,317	16,736,278
Net change in unrealized appreciation (depreciation)	(34,605,353)	(155,280,754)	35,722,840	(36,727,852)
Increase (decrease) in net assets resulting from operations	(25,833,825)	(100,103,115)	76,040,120	(11,574,142)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(710,167)	(864,812)	(138,551)	(123,925)
Class I	(361,508)	(334,756)	(225,886)	(132,295)
Class S	(5,030,775)	(4,594,682)	(8,879,081)	(6,322,546)
Class S2	(139,351)	(116,397)	(756,657)	(525,195)
Total distributions	(6,241,801)	(5,910,647)	(10,000,175)	(7,103,961)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	55,420,849	209,266,379	44,899,722	46,372,446
Reinvestment of distributions	6,241,801	5,910,647	10,000,175	7,103,961
	61,662,650	215,177,026	54,899,897	53,476,407
Cost of shares redeemed	(178,562,803)	(211,107,601)	(125,134,215)	(137,173,291)
Net increase (decrease) in net assets resulting from capital share transactions	(116,900,153)	4,069,425	(70,234,318)	(83,696,884)
Net decrease in net assets	(148,975,779)	(101,944,337)	(4,194,373)	(102,374,987)

NET ASSETS:
Beginning of year or period	903,815,894	1,005,760,231	537,144,681	639,519,668
End of year or period	$754,840,115	$903,815,894	$532,950,308	$537,144,681
Undistributed net investment income at end of year or period	$6,511,757	$6,229,502	$8,129,079	$9,270,803

See Accompanying Notes to Financial Statements

59

STATEMENTS OF CHANGES IN NET ASSETS

	ING JPMorgan Emerging Markets Equity Portfolio		ING Liquid Assets Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$6,093,262	$7,230,890	$101,963	$14,567
Net realized gain	18,116,430	24,757,784	167,593	211,304
Net change in unrealized appreciation (depreciation)	125,594,310	(244,696,015)	—	—
Increase (decrease) in net assets resulting from operations	149,804,002	(212,707,341)	269,556	225,871

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(308,395)	—	—
Class I	—	(3,537,382)	(101,962)	(14,524)
Class S	—	(5,792,022)	—	—
Class S2	—	(215,061)	—	—
Net realized gains:
Class ADV	(897,494)	(1,107,987)	—	—
Class I	(4,015,118)	(10,446,424)	(7,421)	(36,431)
Class S	(15,590,660)	(22,499,651)	(64,213)	(316,972)
Class S2	(666,913)	(1,022,795)	(16,711)	(61,016)
Total distributions	(21,170,185)	(44,929,717)	(190,307)	(428,943)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	124,569,161	215,332,170	414,563,144	843,033,395
Reinvestment of distributions	21,170,185	44,929,717	190,307	428,943
	145,739,346	260,261,887	414,753,451	843,462,338
Cost of shares redeemed	(235,334,742)	(235,916,985)	(560,522,353)	(903,556,216)
Net increase (decrease) in net assets resulting from capital share transactions	(89,595,396)	24,344,902	(145,768,902)	(60,093,878)
Net increase (decrease) in net assets	39,038,421	(233,292,156)	(145,689,653)	(60,296,950)

NET ASSETS:
Beginning of year or period	854,206,055	1,087,498,211	1,412,510,755	1,472,807,705
End of year or period	$893,244,476	$854,206,055	$1,266,821,102	$1,412,510,755
Undistributed (distributions in excess of) net investment income at end of year or period	$7,105,179	$(14,836)	$284	$43

See Accompanying Notes to Financial Statements

60

STATEMENTS OF CHANGES IN NET ASSETS

	ING Marsico Growth Portfolio		ING MFS Total Return Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$4,256,801	$2,733,738	$18,244,742	$20,868,864
Net realized gain	114,805,383	104,602,766	32,737,627	28,869,985
Net change in unrealized appreciation (depreciation)	(40,269,608)	(117,920,534)	42,058,734	(33,243,725)
Increase (decrease) in net assets resulting from operations	78,792,576	(10,584,030)	93,041,103	16,495,124

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(2,852)	(141,329)	(117,700)
Class I	(794,401)	(820,810)	(2,933,055)	(3,082,194)
Class S	(1,904,030)	(1,246,682)	(17,504,220)	(18,921,757)
Class S2	(41,792)	(16,963)	(708,975)	(779,681)
Total distributions	(2,740,223)	(2,087,307)	(21,287,579)	(22,901,332)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	50,474,063	72,436,200	23,157,672	27,028,774
Reinvestment of distributions	2,740,223	2,087,307	21,287,579	22,901,332
	53,214,286	74,523,507	44,445,251	49,930,106
Cost of shares redeemed	(264,489,676)	(251,989,477)	(139,720,738)	(177,452,687)
Net decrease in net assets resulting from capital share transactions	(211,275,390)	(177,465,970)	(95,275,487)	(127,522,581)
Net decrease in net assets	(135,223,037)	(190,137,307)	(23,521,963)	(133,928,789)

NET ASSETS:
Beginning of year or period	634,832,467	824,969,774	875,127,045	1,009,055,834
End of year or period	$499,609,430	$634,832,467	$851,605,082	$875,127,045
Undistributed net investment income at end of year or period	$4,244,400	$2,720,706	$18,829,089	$21,270,585

See Accompanying Notes to Financial Statements

61

STATEMENTS OF CHANGES IN NET ASSETS

	ING MFS Utilities Portfolio		ING Morgan Stanley Global Franchise Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$15,472,707	$17,720,947	$9,830,575	$7,365,579
Net realized gain	61,325,812	36,573,102	24,867,803	30,242,907
Net change in unrealized appreciation (depreciation)	(3,316,493)	(20,699,430)	28,680,018	(3,235,509)
Increase in net assets resulting from operations	73,482,026	33,594,619	63,378,396	34,372,977

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(794,030)	(598,574)	(310,655)	(159,907)
Class I	(160,346)	(171,783)	—	—
Class S	(17,181,917)	(19,223,523)	(6,112,854)	(7,890,976)
Class S2	(14,547)	(4,863)	(914,443)	(1,362,655)
Net realized gains:
Class ADV	—	—	(865,536)	—
Class S	—	—	(17,385,482)	—
Class S2	—	—	(2,904,766)	—
Total distributions	(18,150,840)	(19,998,743)	(28,493,736)	(9,413,538)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	36,345,258	94,452,700	40,407,126	73,166,369
Reinvestment of distributions	18,150,840	19,998,743	28,493,736	9,413,538
	54,496,098	114,451,443	68,900,862	82,579,907
Cost of shares redeemed	(100,300,689)	(72,110,458)	(61,806,828)	(96,600,349)
Net increase (decrease) in net assets resulting from capital share transactions	(45,804,591)	42,340,985	7,094,034	(14,020,442)
Net increase in net assets	9,526,595	55,936,861	41,978,694	10,938,997

NET ASSETS:
Beginning of year or period	582,501,472	526,564,611	408,012,527	397,073,530
End of year or period	$592,028,067	$582,501,472	$449,991,221	$408,012,527
Undistributed net investment income at end of year or period	$1,187,917	$2,489,625	$9,917,622	$7,332,537

See Accompanying Notes to Financial Statements

62

STATEMENTS OF CHANGES IN NET ASSETS

	ING PIMCO Total Return Bond Portfolio		ING Pioneer Mid Cap Value Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$77,099,284	$92,955,474	$6,436,140	$9,864,258
Net realized gain (loss)	153,318,057	(32,498,800)	21,897,806	41,349,309
Net change in unrealized appreciation (depreciation)	55,746,321	50,202,445	40,669,985	(120,936,077)
Increase (decrease) in net assets resulting from operations	286,163,662	110,659,119	69,003,931	(69,722,510)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(4,953,133)	(4,315,820)	(18,303)	(40,398)
Class I	(11,858,436)	(14,945,667)	(2,012,918)	(2,949,789)
Class S	(97,365,853)	(120,677,898)	(4,130,875)	(6,661,105)
Class S2	(2,077,817)	(2,787,312)	(176)	(657)
Net realized gains:
Class ADV	—	(4,008,354)	—	—
Class I	—	(13,509,577)	—	—
Class S	—	(116,502,842)	—	—
Class S2	—	(2,795,755)	—	—
Total distributions	(116,255,239)	(279,543,225)	(6,162,272)	(9,651,949)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	757,794,823	986,592,754	32,104,990	113,126,543
Reinvestment of distributions	116,255,239	279,543,225	6,162,272	9,651,949
	874,050,062	1,266,135,979	38,267,262	122,778,492
Cost of shares redeemed	(713,982,505)	(1,248,246,328)	(191,710,271)	(280,762,907)
Net increase (decrease) in net assets resulting from capital share transactions	160,067,557	17,889,651	(153,443,009)	(157,984,415)
Net increase (decrease) in net assets	329,975,980	(150,994,455)	(90,601,350)	(237,358,874)

NET ASSETS:
Beginning of year or period	3,378,322,928	3,529,317,383	646,870,033	884,228,907
End of year or period	$3,708,298,908	$3,378,322,928	$556,268,683	$646,870,033
Undistributed net investment income at end of year or period	$109,656,053	$113,768,676	$1,074,176	$799,192

See Accompanying Notes to Financial Statements

63

STATEMENTS OF CHANGES IN NET ASSETS

	ING T. Rowe Price Capital Appreciation Portfolio		ING T. Rowe Price Equity Income Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$68,769,551	$66,996,615	$30,719,353	$28,404,158
Net realized gain	321,413,722	312,366,385	82,414,266	38,770,163
Net change in unrealized appreciation (depreciation)	165,392,770	(265,511,038)	119,116,202	(77,331,315)
Increase (decrease) in net assets resulting from operations	555,576,043	113,851,962	232,249,821	(10,156,994)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(2,560,549)	(2,127,147)	(756,283)	(632,722)
Class I	(11,301,433)	(9,393,491)	(7,918,295)	(8,283,032)
Class S	(52,319,924)	(60,881,934)	(18,354,905)	(18,843,238)
Class S2	(1,208,836)	(1,345,421)	(1,866,372)	(1,566,631)
Net realized gains:
Class ADV	(4,560,261)	—	—	—
Class I	(14,042,040)	—	—	—
Class S	(95,613,190)	—	—	—
Class S2	(2,348,285)	—	—	—
Total distributions	(183,954,518)	(73,747,993)	(28,895,855)	(29,325,623)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	455,607,859	402,404,516	118,208,322	170,077,939
Proceeds from shares issued in merger (Note 13)	—	—	—	43,172,801
Reinvestment of distributions	183,954,518	73,747,993	28,895,855	29,325,623
	639,562,377	476,152,509	147,104,177	242,576,363
Cost of shares redeemed	(554,625,247)	(660,439,672)	(287,732,492)	(316,543,421)
Net increase (decrease) in net assets resulting from capital share transactions	84,937,130	(184,287,163)	(140,628,315)	(73,967,058)
Net increase (decrease) in net assets	456,558,655	(144,183,194)	62,725,651	(113,449,675)

NET ASSETS:
Beginning of year or period	3,860,513,210	4,004,696,404	1,398,315,078	1,511,764,753
End of year or period	$4,317,071,865	$3,860,513,210	$1,461,040,729	$1,398,315,078
Undistributed net investment income at end of year or period	$17,182,020	$10,435,655	$4,791,290	$3,323,569

See Accompanying Notes to Financial Statements

64

STATEMENTS OF CHANGES IN NET ASSETS

	ING T. Rowe Price International Stock Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$2,755,339	$2,971,407
Net realized gain (loss)	(9,897,769)	36,972,479
Net change in unrealized appreciation (depreciation)	45,516,478	(70,344,416)
Increase (decrease) in net assets resulting from operations	38,374,048	(30,400,530)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(957)	(171,306)
Class I	(288,488)	(2,029,044)
Class S	(465,814)	(6,608,852)
Class S2	—	(6,321)
Total distributions	(755,259)	(8,815,523)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	25,468,740	20,757,408
Reinvestment of distributions	755,259	8,815,523
	26,223,999	29,572,931
Cost of shares redeemed	(48,927,620)	(178,951,602)
Net decrease in net assets resulting from capital share transactions	(22,703,621)	(149,378,671)
Net increase (decrease) in net assets	14,915,168	(188,594,724)

NET ASSETS:
Beginning of year or period	213,161,354	401,756,078
End of year or period	$228,076,522	$213,161,354
Undistributed net investment income at end of year or period	$2,585,589	$748,735

See Accompanying Notes to Financial Statements

65

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING BlackRock Health Sciences Opportunities Portfolio
Class ADV
12-31-12	11.16	0.02	•	2.00	2.02	0.11	0.20	—	0.31	—	12.87	18.25	1.51	1.36		1.36		0.13		97	127
12-31-11	10.76	(0.01)		0.49	0.48	0.08	—	—	0.08	—	11.16	4.39	1.50	1.35		1.34		(0.01)		50	176
12-31-10	10.13	0.03		0.60	0.63	—	—	—	—	—	10.76	6.22	1.50	1.35	†	1.34	†	0.32	†	1	60
12-31-09	8.47	(0.03)		1.69	1.66	—	—	—	—	—	10.13	19.60	1.51	1.35		1.34		(0.38)		1	56
12-31-08	12.64	(0.07)		(3.48)	(3.55)	—	0.62	—	0.62	—	8.47	(29.14)	1.50	1.35	†	1.34	†	(0.62	)†	1	56
Class I
12-31-12	11.58	0.09	•	2.08	2.17	0.12	0.20	—	0.32	—	13.43	18.94	0.76	0.76		0.76		0.73		6,995	127
12-31-11	11.09	0.03	•	0.54	0.57	0.08	—	—	0.08	—	11.58	5.12	0.75	0.75		0.74		0.26		4,352	176
12-31-10	10.34	0.08	•	0.67	0.75	—	—	—	—	—	11.09	7.25	0.75	0.75	†	0.74	†	0.74	†	4,640	60
12-31-09	8.59	0.01		1.74	1.75	—	—	—	—	—	10.34	20.37	0.76	0.75		0.74		0.17		7,890	56
12-31-08	12.75	0.01		(3.50)	(3.49)	0.05	0.62	—	0.67	—	8.59	(28.49)	0.75	0.75	†	0.74	†	0.11	†	5,626	56
Class S
12-31-12	11.48	0.07		2.06	2.13	0.09	0.20	—	0.29	—	13.32	18.73	1.01	1.01		1.01		0.50		229,608	127
12-31-11	11.01	(0.00	)*	0.53	0.53	0.06	—	—	0.06	—	11.48	4.76	1.00	1.00		0.99		0.02		201,483	176
12-31-10	10.29	0.06		0.66	0.72	—	—	—	—	—	11.01	7.00	1.00	1.00	†	0.99	†	0.57	†	190,935	60
12-31-09	8.57	(0.01)		1.73	1.72	—	—	—	—	—	10.29	20.07	1.01	1.00		0.99		(0.07)		202,164	56
12-31-08	12.72	(0.01)		(3.50)	(3.51)	0.02	0.62	—	0.64	—	8.57	(28.68)	1.00	1.00	†	0.99	†	(0.08	)†	181,234	56
ING Bond Portfolio
12-31-12	10.37	0.11	•	0.55	0.66	0.28	0.28	—	0.56	—	10.47	6.50	0.91	0.69		0.69		1.04		462,341	429
12-31-11(a)	10.12	0.26	•	0.32	0.58	0.29	0.04	—	0.33	—	10.37	5.72	0.63	0.63		0.63		2.53		479,948	14
12-31-10(b)	9.78	0.25		0.34	0.59	0.25	—	—	0.25	—	10.12	6.05	0.63	0.63		0.63		2.48		519,477	26
12-31-09(c)	9.02	0.29	•	0.79	1.08	0.32	0.00 *	—	0.32	—	9.78	12.15	0.63	0.63		0.63		3.11		501,980	12
12-31-08(d)	9.99	1.06	•	(2.03)	(0.97)	0.00 *	—	—	0.00 *	—	9.02	(9.71)	0.68	0.68		0.68		11.45		263,131	19
ING Clarion Global Real Estate Portfolio
Class ADV
12-31-12	8.79	0.14		2.07	2.21	0.04	—	—	0.04	—	10.96	25.17	1.75	1.49		1.49		1.52		15,270	43
12-31-11	9.64	0.14	•	(0.64)	(0.50)	0.35	—	—	0.35	—	8.79	(5.62)	1.72	1.49		1.49		1.46		10,225	34
12-31-10	9.22	0.13	•	1.15	1.28	0.86	—	—	0.86	—	9.64	15.61	1.73	1.49	†	1.49	†	1.39	†	5,304	56
12-31-09	7.07	0.18		2.10	2.28	0.13	—	—	0.13	—	9.22	32.88	1.76	1.49	†	1.49	†	2.36	†	1	76
12-31-08	12.08	0.19		(5.20)	(5.01)	—	—	—	—	—	7.07	(41.47)	1.72	1.50	†	1.50	†	1.79	†	1	53
Class I
12-31-12	8.93	0.20	•	2.12	2.32	0.08	—	—	0.08	—	11.17	26.08	1.00	0.89		0.89		1.97		106,134	43
12-31-11	9.75	0.19		(0.65)	(0.46)	0.36	—	—	0.36	—	8.93	(5.15)	0.97	0.89		0.89		1.97		210,292	34
12-31-10	9.26	0.17	•	1.18	1.35	0.86	—	—	0.86	—	9.75	16.33	0.98	0.89	†	0.89	†	1.92	†	222,983	56
12-31-09	7.12	0.23	•	2.11	2.34	0.20	—	—	0.20	—	9.26	33.75	1.01	0.89	†	0.89	†	3.20	†	190,880	76
12-31-08	12.08	0.26	•	(5.22)	(4.96)	—	—	—	—	—	7.12	(41.06)	0.97	0.90	†	0.90	†	2.73	†	272,111	53
Class S
12-31-12	8.89	0.19	•	2.08	2.27	0.05	—	—	0.05	—	11.11	25.65	1.25	1.14		1.14		1.86		173,554	43
12-31-11	9.70	0.16	•	(0.64)	(0.48)	0.33	—	—	0.33	—	8.89	(5.30)	1.22	1.14		1.14		1.70		154,055	34
12-31-10	9.22	0.15	•	1.17	1.32	0.84	—	—	0.84	—	9.70	16.00	1.23	1.14	†	1.14	†	1.66	†	187,177	56
12-31-09	7.09	0.21		2.10	2.31	0.18	—	—	0.18	—	9.22	33.42	1.26	1.14	†	1.14	†	2.79	†	184,853	76
12-31-08	12.07	0.23	•	(5.21)	(4.98)	—	—	—	—	—	7.09	(41.26)	1.22	1.15	†	1.15	†	2.33	†	144,199	53
Class S2
12-31-12	8.93	0.17	•	2.11	2.28	0.04	—	—	0.04	—	11.17	25.52	1.50	1.29		1.29		1.71		1,935	43
12-31-11	9.74	0.15	•	(0.64)	(0.49)	0.32	—	—	0.32	—	8.93	(5.43)	1.47	1.29		1.29		1.55		1,815	34
12-31-10	9.26	0.14	•	1.17	1.31	0.83	—	—	0.83	—	9.74	15.77	1.48	1.29	†	1.29	†	1.51	†	2,265	56
12-31-09	7.11	0.18		2.14	2.32	0.17	—	—	0.17	—	9.26	33.26	1.51	1.29	†	1.29	†	2.62	†	2,298	76
12-31-08	12.12	0.21	•	(5.22)	(5.01)	—	—	—	—	—	7.11	(41.34)	1.47	1.30	†	1.30	†	2.02	†	1,695	53

See Accompanying Notes to Financial Statements

66

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING FMRSM Diversified Mid Cap Portfolio
Class ADV
12-31-12	13.30	0.05		1.84	1.89	0.04	—	—	0.04	—	15.15	14.24	1.39	1.24		1.24		0.36		56,105	186
12-31-11	15.02	(0.04)		(1.65)	(1.69)	0.03	—	—	0.03	—	13.30	(11.28)	1.39	1.24		1.24		(0.30)		53,845	88
12-31-10	11.75	(0.01)		3.29	3.28	0.01	—	—	0.01	—	15.02	27.89	1.39	1.24	†	1.24	†	(0.11	)†	38,961	34
12-31-09	8.49	0.00	*	3.28	3.28	0.02	—	—	0.02	—	11.75	38.65	1.40	1.24		1.24		0.05		11,364	59
12-31-08	15.09	0.01		(5.64)	(5.63)	0.02	0.95	—	0.97	—	8.49	(39.35)	1.39	1.24	†	1.24	†	0.11	†	6,321	146
Class I
12-31-12	13.58	0.15	•	1.88	2.03	0.14	—	—	0.14	—	15.47	14.93	0.64	0.64		0.64		1.03		92,185	186
12-31-11	15.24	0.05		(1.68)	(1.63)	0.03	—	—	0.03	—	13.58	(10.72)	0.64	0.64		0.64		0.28		75,502	88
12-31-10	11.89	0.06		3.34	3.40	0.05	—	—	0.05	—	15.24	28.62	0.64	0.64	†	0.64	†	0.48	†	93,325	34
12-31-09	8.57	0.07	•	3.32	3.39	0.07	—	—	0.07	—	11.89	39.61	0.65	0.64		0.64		0.68		74,080	59
12-31-08	15.33	0.11		(5.77)	(5.66)	0.15	0.95	—	1.10	—	8.57	(39.02)	0.64	0.64	†	0.64	†	0.70	†	158,268	146
Class S
12-31-12	13.50	0.10	•	1.87	1.97	0.09	—	—	0.09	—	15.38	14.63	0.89	0.89		0.89		0.69		848,802	186
12-31-11	15.19	0.01		(1.67)	(1.66)	0.03	—	—	0.03	—	13.50	(10.95)	0.89	0.89		0.89		0.03		901,291	88
12-31-10	11.85	0.03		3.33	3.36	0.02	—	—	0.02	—	15.19	28.36	0.89	0.89	†	0.89	†	0.23	†	1,196,633	34
12-31-09	8.55	0.04		3.31	3.35	0.05	—	—	0.05	—	11.85	39.18	0.90	0.89		0.89		0.40		984,825	59
12-31-08	15.24	0.06		(5.71)	(5.65)	0.09	0.95	—	1.04	—	8.55	(39.14)	0.89	0.89	†	0.89	†	0.46	†	688,119	146
Class S2
12-31-12	13.43	0.09		1.84	1.93	0.07	—	—	0.07	—	15.29	14.41	1.14	1.04		1.04		0.56		65,198	186
12-31-11	15.13	(0.02)		(1.65)	(1.67)	0.03	—	—	0.03	—	13.43	(11.06)	1.14	1.04		1.04		(0.12)		62,480	88
12-31-10	11.81	0.01		3.32	3.33	0.01	—	—	0.01	—	15.13	28.17	1.14	1.04	†	1.04	†	0.08	†	71,542	34
12-31-09	8.52	0.02		3.31	3.33	0.04	—	—	0.04	—	11.81	39.05	1.15	1.04		1.04		0.25		49,665	59
12-31-08	15.16	0.04		(5.68)	(5.64)	0.05	0.95	—	1.00	—	8.52	(39.26)	1.14	1.04	†	1.04	†	0.30	†	34,326	146
ING Global Resources Portfolio
Class ADV
12-31-12	18.91	0.10		(0.71)	(0.61)	0.11	—	—	0.11	—	18.19	(3.16)	1.40	1.25		1.25		0.47		105,126	50
12-31-11	21.04	0.07	•	(2.04)	(1.97)	0.16	—	—	0.16	—	18.91	(9.47)	1.40	1.25		1.25		0.37		121,833	73
12-31-10	17.55	0.06	•	3.61	3.67	0.18	—	—	0.18	—	21.04	21.26	1.40	1.25	†	1.25	†	0.33	†	20,655	45
12-31-09	12.82	0.09	•	4.65	4.74	0.01	—	—	0.01	—	17.55	36.96	1.41	1.26	†	1.26	†	0.64	†	4,007	77
12-31-08	25.93	0.09	•	(8.99)	(8.90)	0.38	3.83	—	4.21	—	12.82	(41.22)	1.39	1.24	†	1.24	†	0.46	†	1,983	85
Class I
12-31-12	19.59	0.20	•	(0.72)	(0.52)	0.21	—	—	0.21	—	18.86	(2.58)	0.65	0.65		0.65		1.07		31,148	50
12-31-11	21.67	0.19	•	(2.10)	(1.91)	0.17	—	—	0.17	—	19.59	(8.92)	0.65	0.65		0.65		0.88		37,839	73
12-31-10	18.00	0.16	•	3.73	3.89	0.22	—	—	0.22	—	21.67	21.96	0.65	0.65	†	0.65	†	0.90	†	46,813	45
12-31-09	13.14	0.19	•	4.76	4.95	0.09	—	—	0.09	—	18.00	37.87	0.66	0.66	†	0.66	†	1.25	†	29,788	77
12-31-08	26.36	0.21	•	(9.18)	(8.97)	0.42	3.83	—	4.25	—	13.14	(40.86)	0.64	0.64	†	0.64	†	0.97	†	23,664	85
Class S
12-31-12	19.43	0.16	•	(0.72)	(0.56)	0.15	—	—	0.15	—	18.72	(2.85)	0.90	0.90		0.90		0.83		596,715	50
12-31-11	21.50	0.13	•	(2.08)	(1.95)	0.12	—	—	0.12	—	19.43	(9.15)	0.90	0.90		0.90		0.63		719,213	73
12-31-10	17.86	0.12	•	3.69	3.81	0.17	—	—	0.17	—	21.50	21.64	0.90	0.90	†	0.90	†	0.65	†	907,755	45
12-31-09	13.03	0.15		4.73	4.88	0.05	—	—	0.05	—	17.86	37.51	0.91	0.91	†	0.91	†	1.00	†	902,260	77
12-31-08	26.19	0.16	•	(9.11)	(8.95)	0.38	3.83	—	4.21	—	13.03	(41.00)	0.89	0.89	†	0.89	†	0.74	†	691,845	85
Class S2
12-31-12	19.30	0.14		(0.73)	(0.59)	0.11	—	—	0.11	—	18.60	(2.99)	1.15	1.05		1.05		0.68		21,852	50
12-31-11	21.35	0.12		(2.08)	(1.96)	0.09	—	—	0.09	—	19.30	(9.24)	1.15	1.05		1.05		0.48		24,930	73
12-31-10	17.74	0.09	•	3.67	3.76	0.15	—	—	0.15	—	21.35	21.46	1.15	1.05	†	1.05	†	0.51	†	30,537	45
12-31-09	12.93	0.12	•	4.70	4.82	0.01	—	—	0.01	—	17.74	37.26	1.16	1.06	†	1.06	†	0.85	†	28,494	77
12-31-08	26.01	0.12		(9.04)	(8.92)	0.33	3.83	—	4.16	—	12.93	(41.09)	1.14	1.04	†	1.04	†	0.58	†	22,534	85

See Accompanying Notes to Financial Statements

67

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Invesco Van Kampen Growth and Income Portfolio
Class ADV
12-31-12	20.82	0.27	•	2.66	2.93	0.34	—	—	0.34	—	23.41	14.17	1.40	1.25		1.24		1.19		9,405	25
12-31-11	21.62	0.24	•	(0.78)	(0.54)	0.26	—	—	0.26	—	20.82	(2.55)	1.40	1.25		1.24		1.12		9,099	19
12-31-10	19.33	0.16	•	2.18	2.34	0.05	—	—	0.05	—	21.62	12.14	1.40	1.25	†	1.24	†	0.80	†	7,565	27
12-31-09	15.80	0.17	•	3.55	3.72	0.19	—	—	0.19	—	19.33	23.57	1.41	1.26	†	1.26	†	1.03	†	2,692	52
12-31-08	26.40	0.32	•	(8.51)	(8.19)	0.41	2.00	—	2.41	—	15.80	(32.49)	1.40	1.25		1.25		1.48		1,886	43
Class I
12-31-12	20.90	0.41	•	2.66	3.07	0.47	—	—	0.47	—	23.50	14.89	0.65	0.65		0.64		1.80		16,952	25
12-31-11	21.63	0.36	•	(0.77)	(0.41)	0.32	—	—	0.32	—	20.90	(1.96)	0.65	0.65		0.64		1.66		8,679	19
12-31-10	19.23	0.28	•	2.17	2.45	0.05	—	—	0.05	—	21.63	12.78	0.65	0.65	†	0.64	†	1.40	†	20,244	27
12-31-09	15.69	0.27		3.54	3.81	0.27	—	—	0.27	—	19.23	24.30	0.66	0.66	†	0.66	†	1.67	†	16,614	52
12-31-08	26.82	0.45	•	(8.59)	(8.14)	0.99	2.00	—	2.99	—	15.69	(32.08)	0.65	0.65		0.65		2.11		12,953	43
Class S
12-31-12	20.98	0.35	•	2.67	3.02	0.41	—	—	0.41	—	23.59	14.56	0.90	0.90		0.89		1.55		460,995	25
12-31-11	21.70	0.31	•	(0.77)	(0.46)	0.26	—	—	0.26	—	20.98	(2.16)	0.90	0.90		0.89		1.43		474,352	19
12-31-10	19.34	0.23	•	2.18	2.41	0.05	—	—	0.05	—	21.70	12.50	0.90	0.90	†	0.89	†	1.16	†	559,031	27
12-31-09	15.78	0.23	•	3.56	3.79	0.23	—	—	0.23	—	19.34	24.02	0.91	0.91	†	0.91	†	1.43	†	570,662	52
12-31-08	26.84	0.45		(8.66)	(8.21)	0.85	2.00	—	2.85	—	15.78	(32.26)	0.90	0.90		0.90		1.86		499,353	43
Class S2
12-31-12	20.85	0.32	•	2.66	2.98	0.38	—	—	0.38	—	23.45	14.41	1.15	1.05		1.04		1.40		45,598	25
12-31-11	21.58	0.28	•	(0.78)	(0.50)	0.23	—	—	0.23	—	20.85	(2.36)	1.15	1.05		1.04		1.28		45,015	19
12-31-10	19.26	0.20	•	2.17	2.37	0.05	—	—	0.05	—	21.58	12.34	1.15	1.05	†	1.04	†	1.01	†	52,679	27
12-31-09	15.72	0.21	•	3.53	3.74	0.20	—	—	0.20	—	19.26	23.83	1.16	1.06	†	1.06	†	1.28	†	51,397	52
12-31-08	26.69	0.41		(8.60)	(8.19)	0.78	2.00	—	2.78	—	15.72	(32.36)	1.15	1.05		1.05		1.71		44,674	43
ING JPMorgan Emerging Markets Equity Portfolio
Class ADV
12-31-12	17.48	0.06		3.14	3.20	—	0.49	—	0.49	—	20.19	18.71	2.01	1.86		1.86		0.32		37,375	15
12-31-11	22.36	0.06	•	(4.06)	(4.00)	0.19	0.69	—	0.88	—	17.48	(18.53)	2.01	1.86		1.86		0.30		29,692	19
12-31-10	20.00	(0.05)		3.75	3.70	0.12	1.22	—	1.34	—	22.36	19.87	2.01	1.86		1.86		(0.29)		26,579	13
12-31-09	11.80	0.01		8.32	8.33	0.13	—	—	0.13	—	20.00	70.91	2.01	1.86		1.86		0.15		4,140	34
12-31-08	26.43	0.25	•	(13.17)	(12.92)	0.48	1.23	—	1.71	—	11.80	(51.46)	2.00	1.85		1.85		1.27		2,318	14
Class I
12-31-12	18.01	0.17	•	3.24	3.41	—	0.49	—	0.49	—	20.93	19.33	1.26	1.26		1.26		0.84		177,486	15
12-31-11	22.92	0.20	•	(4.19)	(3.99)	0.23	0.69	—	0.92	—	18.01	(18.05)	1.26	1.26		1.26		0.95		227,942	19
12-31-10	20.38	0.09		3.83	3.92	0.16	1.22	—	1.38	—	22.92	20.63	1.26	1.26		1.26		0.46		261,290	13
12-31-09	12.03	0.13	•	8.48	8.61	0.26	—	—	0.26	—	20.38	72.16	1.26	1.26		1.26		0.86		202,720	34
12-31-08	26.85	0.36	•	(13.40)	(13.04)	0.55	1.23	—	1.78	—	12.03	(51.21)	1.25	1.25		1.25		1.86		203,797	14
Class S
12-31-12	17.95	0.13		3.23	3.36	—	0.49	—	0.49	—	20.82	19.11	1.51	1.51		1.51		0.67		650,690	15
12-31-11	22.85	0.14		(4.17)	(4.03)	0.18	0.69	—	0.87	—	17.95	(18.27)	1.51	1.51		1.51		0.63		570,995	19
12-31-10	20.33	0.06		3.79	3.85	0.11	1.22	—	1.33	—	22.85	20.29	1.51	1.51		1.51		0.22		764,106	13
12-31-09	12.00	0.08	•	8.46	8.54	0.21	—	—	0.21	—	20.33	71.70	1.51	1.51		1.51		0.52		786,256	34
12-31-08	26.79	0.32	•	(13.38)	(13.06)	0.50	1.23	—	1.73	—	12.00	(51.32)	1.50	1.50		1.50		1.61		464,609	14
Class S2
12-31-12	17.81	0.10		3.20	3.30	—	0.49	—	0.49	—	20.62	18.92	1.76	1.66		1.66		0.51		27,693	15
12-31-11	22.68	0.12		(4.15)	(4.03)	0.15	0.69	—	0.84	—	17.81	(18.40)	1.76	1.66		1.66		0.48		25,577	19
12-31-10	20.19	0.02		3.78	3.80	0.09	1.22	—	1.31	—	22.68	20.15	1.76	1.66		1.66		0.06		35,523	13
12-31-09	11.92	0.06		8.39	8.45	0.18	—	—	0.18	—	20.19	71.27	1.76	1.66		1.66		0.37		33,343	34
12-31-08	26.59	0.30	•	(13.29)	(12.99)	0.45	1.23	—	1.68	—	11.92	(51.37)	1.75	1.65		1.65		1.48		20,682	14

See Accompanying Notes to Financial Statements

68

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations						Less distributions										Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)		($)		($)		($)		($)	($)		($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Liquid Assets Portfolio
Class I
12-31-12	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	—	1.00	0.11	0.28	0.28		0.28		0.10		98,940	—
12-31-11	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	—	1.00	0.04	0.27	0.25		0.25		0.01		111,088	—
12-31-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	—	1.00	0.06	0.27	0.27		0.27		0.06		129,360	—
12-31-09	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	—	1.00	0.52	0.29	0.29		0.29		0.31		153,190	—
12-31-08	1.00	0.03		0.00	*	0.03		0.03		—		—	0.03		—	1.00	2.70	0.28	0.28		0.28		2.64		204,155	—
Class S
12-31-12	1.00	0.00	*	0.00	*	0.00		—		0.00	*	—	0.00	*	—	1.00	0.01	0.53	0.38		0.38		0.00	**	897,738	—
12-31-11	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	—	1.00	0.03	0.52	0.26		0.26		0.00	*	1,072,086	—
12-31-10	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.00	0.52	0.33		0.33		0.00	*	1,157,898	—
12-31-09	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	—	1.00	0.31	0.54	0.51		0.51		0.10		1,610,786	—
12-31-08	1.00	0.02		0.00	*	0.02		0.02		—		—	0.02		—	1.00	2.44	0.53	0.53		0.53		2.28		2,461,486	—
Class S2
12-31-12	1.00	0.00	*	0.00	*	0.00		—		0.00	*	—	0.00	*	—	1.00	0.01	0.78	0.38		0.38		0.00	**	270,143	—
12-31-11	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	—	1.00	0.03	0.77	0.26		0.26		0.00	*	229,337	—
12-31-10	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.00	0.77	0.34		0.34		0.00	*	185,550	—
12-31-09	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—	0.00	*	—	1.00	0.27	0.79	0.55		0.55		0.05		134,392	—
12-31-08	1.00	0.02		0.00	*	0.02		0.02		—		—	0.02		—	1.00	2.29	0.78	0.68		0.68		2.06		171,930	—
ING Marsico Growth Portfolio
Class ADV
12-31-12	16.65	0.06		1.96		2.02		—		—		—	—		—	18.67	12.13	1.57	1.42		1.42		0.36		5,072	74
12-31-11	17.00	(0.01	)•	(0.33)		(0.34)		0.01		—		—	0.01		—	16.65	(2.02)	1.57	1.42		1.42		(0.07)		4,073	65
12-31-10	14.29	(0.01	)•	2.77		2.76		0.05		—		—	0.05		—	17.00	19.35	1.56	1.41	†	1.41	†	(0.10	)†	8,140	79
12-31-09	11.11	0.02	•	3.16		3.18		0.00	*	—		—	0.00	*	—	14.29	28.63	1.56	1.41	†	1.41	†	0.19	†	4,313	74
12-31-08	18.68	0.04	•	(7.61)		(7.57)		—		—		—	—		—	11.11	(40.52)	1.53	1.38	†	1.38	†	0.24	†	3,818	76
Class I
12-31-12	16.97	0.12	•	2.06		2.18		0.12		—		—	0.12		—	19.03	12.89	0.82	0.82		0.82		0.63		26,180	74
12-31-11	17.29	0.11		(0.35)		(0.24)		0.08		—		—	0.08		—	16.97	(1.41)	0.82	0.82		0.82		0.56		147,444	65
12-31-10	14.51	0.08		2.82		2.90		0.12		—		—	0.12		—	17.29	20.13	0.81	0.81	†	0.81	†	0.47	†	188,224	79
12-31-09	11.36	0.10	•	3.20		3.30		0.15		—		—	0.15		—	14.51	29.30	0.81	0.81	†	0.81	†	0.80	†	182,448	74
12-31-08	19.14	0.15	•	(7.80)		(7.65)		0.13		—		—	0.13		—	11.36	(40.16)	0.78	0.78	†	0.78	†	0.95	†	249,020	76
Class S
12-31-12	16.80	0.13	•	1.97		2.10		0.07		—		—	0.07		—	18.83	12.52	1.07	1.07		1.07		0.69		451,755	74
12-31-11	17.12	0.05	•	(0.33)		(0.28)		0.04		—		—	0.04		—	16.80	(1.66)	1.07	1.07		1.07		0.32		466,896	65
12-31-10	14.37	0.04		2.79		2.83		0.08		—		—	0.08		—	17.12	19.83	1.06	1.06	†	1.06	†	0.22	†	609,780	79
12-31-09	11.24	0.07		3.17		3.24		0.11		—		—	0.11		—	14.37	29.00	1.06	1.06	†	1.06	†	0.54	†	546,201	74
12-31-08	18.93	0.11		(7.72)		(7.61)		0.08		—		—	0.08		—	11.24	(40.31)	1.03	1.03	†	1.03	†	0.65	†	455,225	76
Class S2
12-31-12	16.68	0.10	•	1.96		2.06		0.05		—		—	0.05		—	18.69	12.33	1.32	1.22		1.22		0.55		16,602	74
12-31-11	17.00	0.04		(0.34)		(0.30)		0.02		—		—	0.02		—	16.68	(1.79)	1.32	1.22		1.22		0.17		16,419	65
12-31-10	14.28	0.02		2.76		2.78		0.06		—		—	0.06		—	17.00	19.58	1.31	1.21	†	1.21	†	0.07	†	18,825	79
12-31-09	11.16	0.05		3.16		3.21		0.09		—		—	0.09		—	14.28	28.88	1.31	1.21	†	1.21	†	0.39	†	17,478	74
12-31-08	18.79	0.08	•	(7.66)		(7.58)		0.05		—		—	0.05		—	11.16	(40.42)	1.28	1.18	†	1.18	†	0.49	†	14,280	76
ING MFS Total Return Portfolio
Class ADV
12-31-12	14.76	0.27	•	1.30		1.57		0.35		—		—	0.35		—	15.98	10.76	1.46	1.31		1.31		1.71		7,345	22
12-31-11	14.92	0.27	•	(0.08)		0.19		0.35		—		—	0.35		—	14.76	1.25	1.45	1.30		1.30		1.84		5,177	19
12-31-10	13.69	0.25	•	1.04		1.29		0.06		—		—	0.06		—	14.92	9.49	1.45	1.30		1.29		1.78		4,361	30
12-31-09	11.90	0.29		1.79		2.08		0.29		—		—	0.29		—	13.69	17.48	1.45	1.30		1.29		2.39		2,184	44
12-31-08	17.99	0.37	•	(4.17)		(3.80)		0.68		1.61		—	2.29		—	11.90	(22.63)	1.41	1.26		1.25		2.40		1,960	59

See Accompanying Notes to Financial Statements

69

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING MFS Total Return Portfolio (continued)
Class I
12-31-12	14.86	0.36	•	1.31	1.67	0.42	—	—	0.42	—	16.11	11.41	0.71	0.71	0.71	2.31	107,119	22
12-31-11	14.98	0.36	•	(0.07)	0.29	0.41	—	—	0.41	—	14.86	1.86	0.70	0.70	0.70	2.42	108,731	19
12-31-10	13.66	0.34	•	1.04	1.38	0.06	—	—	0.06	—	14.98	10.17	0.70	0.70	0.69	2.39	122,406	30
12-31-09	11.87	0.37	•	1.78	2.15	0.36	—	—	0.36	—	13.66	18.14	0.70	0.70	0.69	3.00	127,025	44
12-31-08	18.26	0.48	•	(4.23)	(3.75)	1.03	1.61	—	2.64	—	11.87	(22.17)	0.66	0.66	0.65	3.06	121,270	59
Class S
12-31-12	14.86	0.32	•	1.32	1.64	0.38	—	—	0.38	—	16.12	11.17	0.96	0.96	0.96	2.06	705,517	22
12-31-11	14.98	0.33	•	(0.09)	0.24	0.36	—	—	0.36	—	14.86	1.58	0.95	0.95	0.95	2.17	729,715	19
12-31-10	13.70	0.30	•	1.04	1.34	0.06	—	—	0.06	—	14.98	9.85	0.95	0.95	0.94	2.14	847,131	30
12-31-09	11.90	0.34	•	1.79	2.13	0.33	—	—	0.33	—	13.70	17.91	0.95	0.95	0.94	2.74	904,853	44
12-31-08	18.23	0.44	•	(4.22)	(3.78)	0.94	1.61	—	2.55	—	11.90	(22.35)	0.91	0.91	0.90	2.82	836,604	59
Class S2
12-31-12	14.73	0.30	•	1.30	1.60	0.36	—	—	0.36	—	15.97	10.96	1.21	1.11	1.11	1.91	31,624	22
12-31-11	14.85	0.30	•	(0.08)	0.22	0.34	—	—	0.34	—	14.73	1.47	1.20	1.10	1.10	2.03	31,504	19
12-31-10	13.60	0.28	•	1.03	1.31	0.06	—	—	0.06	—	14.85	9.70	1.20	1.10	1.09	1.99	35,158	30
12-31-09	11.82	0.32	•	1.77	2.09	0.31	—	—	0.31	—	13.60	17.69	1.20	1.10	1.09	2.60	35,301	44
12-31-08	18.08	0.41	•	(4.18)	(3.77)	0.88	1.61	—	2.49	—	11.82	(22.44)	1.16	1.06	1.05	2.67	33,529	59
ING MFS Utilities Portfolio
Class ADV
12-31-12	13.55	0.34	•	1.38	1.72	0.42	—	—	0.42	—	14.85	12.82	1.54	1.39	1.39	2.35	29,965	49
12-31-11	13.22	0.37	•	0.43	0.80	0.47	—	—	0.47	—	13.55	6.04	1.53	1.38	1.37	2.70	18,817	52
12-31-10	11.97	0.35	•	1.24	1.59	0.34	—	—	0.34	—	13.22	13.29	1.52	1.37	1.36	2.79	5,970	56
12-31-09	9.49	0.48	•	2.57	3.05	0.55	—	0.02	0.57	—	11.97	32.35	1.55	1.40	1.38	4.61	658	71
12-31-08	17.74	0.30		(6.42)	(6.12)	0.38	1.75	—	2.13	—	9.49	(37.91)	1.53	1.38	1.36	2.13	618	67
Class I
12-31-12	13.71	0.42	•	1.42	1.84	0.50	—	—	0.50	—	15.05	13.53	0.79	0.79	0.79	2.91	4,493	49
12-31-11	13.35	0.49	•	0.39	0.88	0.52	—	—	0.52	—	13.71	6.62	0.78	0.78	0.77	3.48	4,636	52
12-31-10	12.03	0.41	•	1.28	1.69	0.37	—	—	0.37	—	13.35	14.08	0.77	0.77	0.76	3.35	4,844	56
12-31-09	9.53	0.53	•	2.60	3.13	0.61	—	0.02	0.63	—	12.03	33.11	0.80	0.80	0.78	5.11	5,180	71
12-31-08	17.92	0.40	•	(6.52)	(6.12)	0.52	1.75	—	2.27	—	9.53	(37.56)	0.78	0.78	0.76	2.73	4,858	67
Class S
12-31-12	13.66	0.38	•	1.42	1.80	0.46	—	—	0.46	—	15.00	13.29	1.04	1.04	1.04	2.64	557,017	49
12-31-11	13.30	0.43		0.42	0.85	0.49	—	—	0.49	—	13.66	6.39	1.03	1.03	1.02	3.20	558,900	52
12-31-10	12.00	0.38	•	1.26	1.64	0.34	—	—	0.34	—	13.30	13.68	1.02	1.02	1.01	3.10	515,667	56
12-31-09	9.51	0.50	•	2.59	3.09	0.58	—	0.02	0.60	—	12.00	32.80	1.05	1.05	1.03	4.75	493,128	71
12-31-08	17.84	0.36	•	(6.48)	(6.12)	0.46	1.75	—	2.21	—	9.51	(37.70)	1.03	1.03	1.01	2.55	404,884	67
Class S2
12-31-12	13.73	0.38	•	1.40	1.78	0.46	—	—	0.46	—	15.05	13.11	1.29	1.19	1.19	2.60	553	49
12-31-11	13.37	0.40	•	0.44	0.84	0.48	—	—	0.48	—	13.73	6.27	1.28	1.18	1.17	2.84	148	52
12-31-10	12.15	0.41	•	1.17	1.58	0.36	—	—	0.36	—	13.37	13.02	1.27	1.17	1.16	3.08	83	56
12-31-09	9.67	0.51	•	2.60	3.11	0.61	—	0.02	0.63	—	12.15	32.42	1.30	1.20	1.18	4.83	1	71
12-31-08	17.83	0.35		(6.50)	(6.15)	0.26	1.75	—	2.01	—	9.67	(37.71)	1.28	1.18	1.16	2.42	1	67
ING Morgan Stanley Global Franchise Portfolio
Class ADV
12-31-12	14.84	0.27	•	1.94	2.21	0.28	0.79	—	1.07	—	15.98	15.38	1.71	1.56	1.56	1.69	26,169	28
12-31-11	13.99	0.17	•	1.07	1.24	0.39	—	—	0.39	—	14.84	8.75	1.72	1.57	1.57	1.17	9,740	35
12-31-10	12.42	0.03	•	1.63	1.66	0.09	—	—	0.09	—	13.99	13.40	1.73	1.58	1.58	0.22	2,567	47
12-31-09	10.78	0.15		2.65	2.80	0.79	0.37	—	1.16	—	12.42	28.15	1.74	1.59	1.59	1.29	1	21
12-31-08	16.80	0.30		(4.98)	(4.68)	0.22	1.12	—	1.34	—	10.78	(28.87)	1.72	1.57	1.57	2.13	1	28

See Accompanying Notes to Financial Statements

70

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Morgan Stanley Global Franchise Portfolio (continued)
Class S
12-31-12	15.18	0.36	•	1.97	2.33	0.28	0.79	—	1.07	—	16.44	15.79	1.21	1.21		1.21		2.24		364,277	28
12-31-11	14.24	0.28	•	1.02	1.30	0.36	—	—	0.36	—	15.18	9.05	1.22	1.22		1.22		1.83		339,475	35
12-31-10	12.56	0.23		1.51	1.74	0.06	—	—	0.06	—	14.24	13.89	1.23	1.23		1.23		1.79		331,750	47
12-31-09	10.89	0.17	•	2.72	2.89	0.85	0.37	—	1.22	—	12.56	28.90	1.24	1.24		1.24		1.57		277,784	21
12-31-08	16.97	0.35		(5.03)	(4.68)	0.28	1.12	—	1.40	—	10.89	(28.57)	1.22	1.22		1.22		2.43		219,215	28
Class S2
12-31-12	15.10	0.34	•	1.94	2.28	0.25	0.79	—	1.04	—	16.34	15.53	1.46	1.36		1.36		2.10		59,545	28
12-31-11	14.16	0.26	•	1.01	1.27	0.33	—	—	0.33	—	15.10	8.92	1.47	1.37		1.37		1.72		58,797	35
12-31-10	12.48	0.22	•	1.50	1.72	0.04	—	—	0.04	—	14.16	13.82	1.48	1.38		1.38		1.67		62,756	47
12-31-09	10.83	0.16	•	2.69	2.85	0.83	0.37	—	1.20	—	12.48	28.58	1.49	1.39		1.39		1.46		60,930	21
12-31-08	16.87	0.34		(5.01)	(4.67)	0.25	1.12	—	1.37	—	10.83	(28.66)	1.47	1.37		1.37		2.28		53,297	28
ING PIMCO Total Return Bond Portfolio
Class ADV
12-31-12	11.23	0.22	•	0.72	0.94	0.40	—	—	0.40	—	11.77	8.42	1.32	1.13		1.13		1.91		176,099	694
12-31-11	11.90	0.27	•	0.09	0.36	0.53	0.50	—	1.03	—	11.23	3.04	1.32	1.13		1.13		2.34		118,286	717
12-31-10	12.01	0.27	•	0.58	0.85	0.63	0.33	—	0.96	—	11.90	7.28	1.31	1.11		1.11		2.27		68,384	553
12-31-09	11.30	0.42	•	1.09	1.51	0.42	0.38	—	0.80	—	12.01	13.84	1.31	1.16		1.16		3.63		1	585
12-31-08	11.29	0.52	•	(0.11)	0.41	0.30	0.10	—	0.40	—	11.30	3.70	1.31	1.16		1.16		4.63		1	537
Class I
12-31-12	11.61	0.29	•	0.74	1.03	0.44	—	—	0.44	—	12.20	8.95	0.57	0.57		0.57		2.45		469,998	694
12-31-11	12.21	0.34	•	0.11	0.45	0.55	0.50	—	1.05	—	11.61	3.68	0.57	0.57		0.57		2.86		310,820	717
12-31-10	12.21	0.34	•	0.62	0.96	0.63	0.33	—	0.96	—	12.21	8.09	0.56	0.55		0.55		2.72		323,398	553
12-31-09	11.47	0.52	•	1.09	1.61	0.49	0.38	—	0.87	—	12.21	14.63	0.56	0.56		0.56		4.41		266,881	585
12-31-08	11.45	0.59	•	(0.09)	0.50	0.38	0.10	—	0.48	—	11.47	4.42	0.56	0.56		0.56		5.13		778,611	537
Class S
12-31-12	11.61	0.27	•	0.74	1.01	0.41	—	—	0.41	—	12.21	8.77	0.82	0.82		0.82		2.24		2,997,307	694
12-31-11	12.20	0.31	•	0.11	0.42	0.51	0.50	—	1.01	—	11.61	3.47	0.82	0.82		0.82		2.63		2,883,352	717
12-31-10	12.22	0.31	•	0.61	0.92	0.61	0.33	—	0.94	—	12.20	7.69	0.81	0.80		0.80		2.46		3,064,266	553
12-31-09	11.48	0.47	•	1.12	1.59	0.47	0.38	—	0.85	—	12.22	14.44	0.81	0.81		0.81		3.96		3,044,602	585
12-31-08	11.47	0.57	•	(0.09)	0.48	0.37	0.10	—	0.47	—	11.48	4.21	0.81	0.81		0.81		5.00		2,150,994	537
Class S2
12-31-12	11.54	0.25	•	0.74	0.99	0.39	—	—	0.39	—	12.14	8.63	1.07	0.97		0.97		2.09		64,895	694
12-31-11	12.14	0.30	•	0.10	0.40	0.50	0.50	—	1.00	—	11.54	3.23	1.07	0.97		0.97		2.48		65,865	717
12-31-10	12.16	0.29	•	0.61	0.90	0.59	0.33	—	0.92	—	12.14	7.56	1.06	0.95		0.95		2.31		73,270	553
12-31-09	11.42	0.45	•	1.12	1.57	0.45	0.38	—	0.83	—	12.16	14.30	1.06	0.96		0.96		3.82		73,871	585
12-31-08	11.41	0.55	•	(0.10)	0.45	0.34	0.10	—	0.44	—	11.42	4.02	1.06	0.96		0.96		4.80		61,402	537
ING Pioneer Mid Cap Value Portfolio
Class ADV
12-31-12	10.11	0.06	•	1.01	1.07	0.06	—	—	0.06	—	11.12	10.56	1.40	1.25		1.23		0.57		3,542	94
12-31-11	10.79	0.08	•	(0.65)	(0.57)	0.11	—	—	0.11	—	10.11	(5.30)	1.40	1.25		1.22		0.78		3,778	88
12-31-10	9.26	0.07	•	1.54	1.61	0.08	—	—	0.08	—	10.79	17.44	1.39	1.24	†	1.23	†	0.68	†	3,275	93
12-31-09	7.51	0.08	•	1.78	1.86	0.11	—	—	0.11	—	9.26	24.78	1.40	1.25	†	1.23	†	1.00	†	462	95
12-31-08	12.22	0.15	•	(4.09)	(3.94)	0.11	0.66	—	0.77	—	7.51	(33.48)	1.39	1.24	†	1.22	†	1.88	†	44	91
Class I
12-31-12	10.28	0.13	•	1.03	1.16	0.13	—	—	0.13	—	11.31	11.33	0.65	0.65		0.63		1.18		97,993	94
12-31-11	10.98	0.15	•	(0.68)	(0.53)	0.17	—	—	0.17	—	10.28	(4.81)	0.65	0.65		0.62		1.36		160,877	88
12-31-10	9.39	0.11		1.60	1.71	0.12	—	—	0.12	—	10.98	18.20	0.64	0.64	†	0.63	†	1.15	†	285,618	93
12-31-09	7.59	0.12	•	1.81	1.93	0.13	—	—	0.13	—	9.39	25.39	0.65	0.65	†	0.63	†	1.51	†	237,581	95
12-31-08	12.37	0.15	•	(4.05)	(3.90)	0.22	0.66	—	0.88	—	7.59	(32.90)	0.64	0.64	†	0.62	†	1.47	†	311,831	91

See Accompanying Notes to Financial Statements

71

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Pioneer Mid Cap Value Portfolio (continued)
Class S
12-31-12	10.28	0.10	•	1.03	1.13	0.10	—	—	0.10	—	11.31	11.03	0.90	0.90		0.88		0.92		454,734	94
12-31-11	10.97	0.12	•	(0.67)	(0.55)	0.14	—	—	0.14	—	10.28	(5.00)	0.90	0.90		0.87		1.10		482,168	88
12-31-10	9.38	0.09		1.59	1.68	0.09	—	—	0.09	—	10.97	17.94	0.89	0.89	†	0.88	†	0.88	†	595,335	93
12-31-09	7.58	0.10		1.81	1.91	0.11	—	—	0.11	—	9.38	25.15	0.90	0.90	†	0.88	†	1.23	†	582,243	95
12-31-08	12.32	0.12	•	(4.04)	(3.92)	0.16	0.66	—	0.82	—	7.58	(33.12)	0.89	0.89	†	0.87	†	1.22	†	506,336	91
Class S2
12-31-12	10.36	0.08	•	0.93	1.01	0.01	—	—	0.01	—	11.36	9.79	1.15	1.05		1.03		0.74		0	94
12-31-11	11.08	0.12	•	(0.69)	(0.57)	0.15	—	—	0.15	—	10.36	(5.18)	1.15	1.05		1.02		1.17		46	88
12-31-10	9.48	0.08		1.57	1.65	0.05	—	—	0.05	—	11.08	17.42	1.14	1.04	†	1.03	†	0.77	†	1	93
12-31-09	7.65	0.10		1.83	1.93	0.10	—	—	0.10	—	9.48	25.24	1.15	1.05	†	1.03	†	1.17	†	1	95
12-31-08	12.26	0.11	•	(4.05)	(3.94)	0.01	0.66	—	0.67	—	7.65	(33.38)	1.14	1.04	†	1.02	†	1.03	†	1	91
ING T. Rowe Price Capital Appreciation Portfolio
Class ADV
12-31-12	22.46	0.31	•	2.80	3.11	0.33	0.70	—	1.03	—	24.54	14.10	1.40	1.25		1.25		1.30		199,893	76
12-31-11	22.26	0.31	•	0.27	0.58	0.38	—	—	0.38	—	22.46	2.59	1.40	1.25		1.25		1.33		131,571	85
12-31-10	19.88	0.27	•	2.43	2.70	0.32	—	—	0.32	—	22.26	13.63	1.40	1.25		1.25		1.33		88,819	71
12-31-09	15.19	0.36	•	4.61	4.97	0.28	—	—	0.28	—	19.88	32.74	1.41	1.26		1.26		2.08		37,968	96
12-31-08	24.12	0.36	•	(6.54)	(6.18)	0.61	2.14	—	2.75	—	15.19	(27.77)	1.40	1.25		1.24		1.70		34,503	98
Class I
12-31-12	22.87	0.46	•	2.86	3.32	0.45	0.70	—	1.15	—	25.04	14.78	0.65	0.65		0.65		1.89		652,221	76
12-31-11	22.65	0.45	•	0.27	0.72	0.50	—	—	0.50	—	22.87	3.16	0.65	0.65		0.65		1.91		436,806	85
12-31-10	20.18	0.40	•	2.48	2.88	0.41	—	—	0.41	—	22.65	14.31	0.65	0.65		0.65		1.90		454,380	71
12-31-09	15.40	0.47	•	4.70	5.17	0.39	—	—	0.39	—	20.18	33.57	0.66	0.66		0.66		2.65		306,468	96
12-31-08	24.74	0.49	•	(6.69)	(6.20)	1.00	2.14	—	3.14	—	15.40	(27.33)	0.65	0.65		0.64		2.36		167,666	98
Class S
12-31-12	22.89	0.40	•	2.86	3.26	0.39	0.70	—	1.09	—	25.06	14.48	0.90	0.90		0.90		1.64		3,379,234	76
12-31-11	22.67	0.39	•	0.27	0.66	0.44	—	—	0.44	—	22.89	2.89	0.90	0.90		0.90		1.66		3,214,571	85
12-31-10	20.20	0.34	•	2.48	2.82	0.35	—	—	0.35	—	22.67	14.03	0.90	0.90		0.90		1.63		3,376,297	71
12-31-09	15.42	0.42		4.70	5.12	0.34	—	—	0.34	—	20.20	33.24	0.91	0.91		0.91		2.43		3,140,972	96
12-31-08	24.69	0.44	•	(6.67)	(6.23)	0.90	2.14	—	3.04	—	15.42	(27.51)	0.90	0.90		0.89		2.10		2,376,765	98
Class S2
12-31-12	22.80	0.36	•	2.86	3.22	0.36	0.70	—	1.06	—	24.96	14.34	1.15	1.05		1.05		1.49		85,723	76
12-31-11	22.58	0.35	•	0.27	0.62	0.40	—	—	0.40	—	22.80	2.73	1.15	1.05		1.05		1.51		77,565	85
12-31-10	20.12	0.31	•	2.47	2.78	0.32	—	—	0.32	—	22.58	13.86	1.15	1.05		1.05		1.47		85,201	71
12-31-09	15.36	0.40	•	4.67	5.07	0.31	—	—	0.31	—	20.12	33.05	1.16	1.06		1.06		2.30		84,840	96
12-31-08	24.54	0.41	•	(6.64)	(6.23)	0.81	2.14	—	2.95	—	15.36	(27.64)	1.15	1.05		1.04		1.93		70,744	98
ING T. Rowe Price Equity Income Portfolio
Class ADV
12-31-12	11.34	0.20		1.70	1.90	0.22	—	—	0.22	—	13.02	16.77	1.40	1.25		1.25		1.71		45,958	14
12-31-11	11.68	0.18	•	(0.32)	(0.14)	0.20	—	—	0.20	—	11.34	(1.18)	1.40	1.25		1.25		1.52		36,348	22
12-31-10	10.34	0.15	•	1.35	1.50	0.16	—	—	0.16	—	11.68	14.51	1.40	1.25		1.25		1.42		28,478	16
12-31-09	8.41	0.14		1.93	2.07	0.14	—	—	0.14	—	10.34	24.59	1.41	1.26		1.26		1.67		17,601	14
12-31-08	15.00	0.26	•	(5.40)	(5.14)	0.38	1.07	—	1.45	—	8.41	(35.91)	1.40	1.25		1.24		2.10		12,589	33
Class I
12-31-12	11.43	0.29	•	1.70	1.99	0.29	—	—	0.29	—	13.13	17.44	0.65	0.65		0.65		2.30		361,913	14
12-31-11	11.77	0.25	•	(0.32)	(0.07)	0.27	—	—	0.27	—	11.43	(0.63)	0.65	0.65		0.65		2.07		353,764	22
12-31-10	10.40	0.20		1.38	1.58	0.21	—	—	0.21	—	11.77	15.23	0.65	0.65		0.65		2.01		452,121	16
12-31-09	8.45	0.20	•	1.93	2.13	0.18	—	—	0.18	—	10.40	25.28	0.66	0.66		0.66		2.22		337,251	14
12-31-08	15.26	0.33	•	(5.48)	(5.15)	0.59	1.07	—	1.66	—	8.45	(35.50)	0.65	0.65		0.64		2.80		154,488	33

See Accompanying Notes to Financial Statements

72

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING T. Rowe Price Equity Income Portfolio (continued)
Class S
12-31-12	11.44	0.26	•	1.71	1.97	0.26	—	—	0.26	—	13.15	17.22	0.90	0.90		0.90		2.05		950,612	14
12-31-11	11.78	0.22		(0.32)	(0.10)	0.24	—	—	0.24	—	11.44	(0.89)	0.90	0.90		0.90		1.84		925,797	22
12-31-10	10.41	0.19	•	1.36	1.55	0.18	—	—	0.18	—	11.78	14.94	0.90	0.90		0.90		1.77		957,065	16
12-31-09	8.46	0.18		1.93	2.11	0.16	—	—	0.16	—	10.41	24.99	0.91	0.91		0.91		2.07		891,492	14
12-31-08	15.22	0.30	•	(5.48)	(5.18)	0.51	1.07	—	1.58	—	8.46	(35.69)	0.90	0.90		0.89		2.48		726,076	33
Class S2
12-31-12	11.37	0.24	•	1.69	1.93	0.24	—	—	0.24	—	13.06	17.01	1.15	1.05		1.05		1.91		102,557	14
12-31-11	11.70	0.19		(0.30)	(0.11)	0.22	—	—	0.22	—	11.37	(0.93)	1.15	1.05		1.05		1.71		82,406	22
12-31-10	10.35	0.16		1.36	1.52	0.17	—	—	0.17	—	11.70	14.72	1.15	1.05		1.05		1.62		74,101	16
12-31-09	8.42	0.16		1.92	2.08	0.15	—	—	0.15	—	10.35	24.74	1.16	1.06		1.06		1.91		54,916	14
12-31-08	15.12	0.28		(5.43)	(5.15)	0.48	1.07	—	1.55	—	8.42	(35.76)	1.15	1.05		1.04		2.33		41,553	33
ING T. Rowe Price International Stock Portfolio
Class ADV
12-31-12	9.95	0.08	•	1.74	1.82	0.00 *	—	—	0.00 *	—	11.77	18.31	1.51	1.36		1.36		0.74		7,625	40
12-31-11	11.75	0.09		(1.52)	(1.43)	0.37	—	—	0.37	—	9.95	(12.63)	1.56	1.41		1.41		0.85		4,128	135
12-31-10	10.48	0.07		1.31	1.38	0.11	—	—	0.11	—	11.75	13.37	1.50	1.33	†	1.33	†	0.60	†	5,475	132
12-31-09	7.69	0.05	•	2.79	2.84	0.05	—	—	0.05	—	10.48	37.02	1.50	1.29	†	1.29	†	0.58	†	4,737	110
12-31-08	16.99	0.11	•	(8.01)	(7.90)	—	1.40	—	1.40	—	7.69	(49.65)	1.49	1.28	†	1.28	†	0.85	†	4,326	122
Class I
12-31-12	9.92	0.15	•	1.73	1.88	0.06	—	—	0.06	—	11.74	19.02	0.76	0.76		0.76		1.38		48,992	40
12-31-11	11.70	0.15	•	(1.50)	(1.35)	0.43	—	—	0.43	—	9.92	(12.06)	0.81	0.81		0.81		1.31		51,178	135
12-31-10	10.46	0.11		1.31	1.42	0.18	—	—	0.18	—	11.70	13.92	0.75	0.73	†	0.73	†	1.03	†	191,825	132
12-31-09	7.70	0.11	•	2.79	2.90	0.14	—	—	0.14	—	10.46	38.03	0.75	0.69	†	0.69	†	1.31	†	162,601	110
12-31-08	17.11	0.20	•	(8.05)	(7.85)	0.16	1.40	—	1.56	—	7.70	(49.34)	0.74	0.68	†	0.68	†	1.62	†	210,871	122
Class S
12-31-12	9.88	0.12	•	1.73	1.85	0.03	—	—	0.03	—	11.70	18.76	1.01	1.01		1.01		1.15		171,460	40
12-31-11	11.66	0.14		(1.52)	(1.38)	0.40	—	—	0.40	—	9.88	(12.34)	1.06	1.06		1.06		1.15		157,855	135
12-31-10	10.41	0.09	•	1.31	1.40	0.15	—	—	0.15	—	11.66	13.78	1.00	0.98	†	0.98	†	0.90	†	203,858	132
12-31-09	7.66	0.08	•	2.78	2.86	0.11	—	—	0.11	—	10.41	37.60	1.00	0.94	†	0.94	†	0.94	†	220,701	110
12-31-08	17.05	0.16	•	(8.02)	(7.86)	0.13	1.40	—	1.53	—	7.66	(49.51)	0.99	0.93	†	0.93	†	1.25	†	193,839	122

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(a)	Prior to July 20, 2012, the Portfolio operated under a “master-feeder” fund structure in which the Portfolio invested all of its assets in a “master fund” managed by Capital Research and Management CompanySM. For the year ended December 31, 2011, expenses including gross expenses of the master fund, expenses including expenses net of voluntary waivers, if any, of the master fund, expenses including expenses net of all reductions of the master fund and the portfolio turnover rate of the master fund were 1.01%, 1.01%, 1.01% and 163%, respectively.

(b)	Prior to July 20, 2012, the Portfolio operated under a “master-feeder” fund structure in which the Portfolio invested all of its assets in a “master fund” managed by Capital Research and Management CompanySM. For the year ended December 31, 2010, expenses including gross expenses of the master fund, expenses including expenses net of voluntary waivers, if any, of the master fund, expenses including expenses net of all reductions of the master fund and the portfolio turnover rate of the master fund were 1.01%, 1.01%, 1.01% and 187%, respectively.

See Accompanying Notes to Financial Statements

73

FINANCIAL HIGHLIGHTS (CONTINUED)

(c)	Prior to July 20, 2012, the Portfolio operated under a “master-feeder” fund structure in which the Portfolio invested all of its assets in a “master fund” managed by Capital Research and Management CompanySM. For the year ended December 31, 2009, expenses including gross expenses of the master fund, expenses including expenses net of voluntary waivers, if any, of the master fund, expenses including expenses net of all reductions of the master fund and the portfolio turnover rate of the master fund were 1.02%, 1.02%, 1.02% and 125%, respectively.

(d)	Prior to July 20, 2012, the Portfolio operated under a “master-feeder” fund structure in which the Portfolio invested all of its assets in a “master fund” managed by Capital Research and Management CompanySM. For the year ended December 31, 2008, expenses including gross expenses of the master fund, expenses including expenses net of voluntary waivers, if any, of the master fund, expenses including expenses net of all reductions of the master fund and the portfolio turnover rate of the master fund were 1.08%, 1.04%, 1.04% and 63%, respectively.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

74

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012

NOTE 1 — ORGANIZATION

ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of forty-four active separate investment series. There are seventeen series included in this report (each a “Portfolio” and collectively, the “Portfolios”) and they are: ING BlackRock Health Sciences Opportunities Portfolio (“BlackRock Health Sciences Opportunities”), ING Bond Portfolio (“Bond”), ING Clarion Global Real Estate Portfolio (“Clarion Global Real Estate”), ING FMRSM Diversified Mid Cap Portfolio (“FMRSM Diversified Mid Cap”), ING Global Resources Portfolio (“Global Resources”), ING Invesco Van Kampen Growth and Income Portfolio (“Invesco Van Kampen Growth and Income”), ING JPMorgan Emerging Markets Equity Portfolio (“JPMorgan Emerging Markets Equity”), ING Liquid Assets Portfolio (“Liquid Assets”), ING Marsico Growth Portfolio (“Marsico Growth”), ING MFS Total Return Portfolio (“MFS Total Return”), ING MFS Utilities Portfolio (“MFS Utilities”), ING Morgan Stanley Global Franchise Portfolio (“Morgan Stanley Global Franchise”), ING PIMCO Total Return Bond Portfolio (“PIMCO Total Return Bond”), ING Pioneer Mid Cap Value Portfolio (“Pioneer Mid Cap Value”), ING T. Rowe Price Capital Appreciation Portfolio (“T. Rowe Price Capital Appreciation”), ING T. Rowe Price Equity Income Portfolio (“T. Rowe Price Equity Income”), and ING T. Rowe Price International Stock Portfolio (“T. Rowe Price International Stock”).

All of the Portfolios are diversified except for Global Resources and Morgan Stanley Global Franchise, which are non-diversified Portfolios. The Trust is authorized to offer four classes of shares (Adviser (“Class ADV”), Institutional (“Class I”), Service (“Class S”) and Service 2 (“Class S2”)); however, not all Portfolios currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a Portfolio or a class are charged directly to that Portfolio or class. Other operating expenses shared by several Portfolios are generally allocated among those Portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Prior to July 20, 2012, Bond was a “master-feeder” fund structure in which the Portfolio invested all of its assets in a “master fund” managed by Capital Research and Management CompanySM. Effective July 20, 2012, the Portfolio changed its structure to that of a “traditional” fund structure in which it will invest directly in securities under the day-to-day management of a sub-adviser.

Directed Services LLC (“DSL”) serves as the investment adviser to all of the Portfolios except Bond and Clarion Global Real Estate. ING Investments, LLC (“ING Investments”) serves as the investment adviser (collectively with DSL, the “Investment Advisers”) to Bond and Clarion Global Real Estate. ING Investment Management Co. LLC (“ING IM”) serves as the sub-adviser to Bond, Global Resources and Liquid Assets. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for certain Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued or evaluated using matrix pricing methods determined by an independent pricing service which takes into consideration such

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments in open-end mutual funds are valued at net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less, as well as all securities in Liquid Assets, are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security.

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that a Portfolio’s NAV is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time a Portfolio calculates its NAV. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the New York Stock Exchange.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the “Pricing Committee” as established by the Portfolio’s Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair values nor can it be assured a Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2012, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

those of comparable U.S. companies and U.S. government securities.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared daily and paid monthly by Liquid Assets. For all other Portfolios, net investment income and net capital gain distributions, if any, will be declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

E.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio enters into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2012, the maximum amount of loss the below Portfolios would incur if the counterparties to their derivative transactions failed to perform and they were to be unwound is disclosed below by derivative type:

	Forward foreign currency contracts	Purchased options	Swaps
BlackRock Health Sciences Opportunities	$33,824	$—	$—
Bond	167,671	609,857	30,928
Clarion Global Real Estate	179	—	—
Invesco Van Kampen Growth and Income	10,079	—	—
MFS Utilities	210,299	—	—
PIMCO Total Return Bond	2,601,380	—	16,406,368

To reduce the amount of potential loss to PIMCO Total Return Bond, various counterparties have posted $11,429,000 in cash collateral at December 31, 2012.

Certain Portfolios have entered into derivative contracts that contain credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

As of December 31, 2012, the following Portfolios had derivatives in a net liability position with credit related contingent features as disclosed below by derivative type:

	Forward foreign currency contracts	Swaps	Written options
BlackRock Health Sciences Opportunities	$569,912	$—	$—
Bond	680,626	82,543	—
Invesco Van Kampen Growth and Income	290,584	—	—
MFS Utilities	1,407,868	—	—
PIMCO Total Return Bond	9,694,858	6,569,277	289,518
T. Rowe Price Capital Appreciation	—	—	10,569,391

If a contingent feature would have been triggered as of December 31, 2012, the Portfolios could have been required to pay these amounts in cash to their counterparties. As of December 31, 2012, PIMCO had posted $228,000 principal amount in U.S. Treasury Bonds and Notes as collateral. These securities have been segregated on the Summary Portfolio of Investments.

H.  Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Summary Portfolio of Investments.

During the year ended December 31, 2012, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
BlackRock Health Sciences and Opportunities*	$4,751,575	$24,772,799
Bond*	25,098,789	37,693,460
Invesco Van Kampen Growth and Income*	1,123,452	19,579,186
MFS Utilities*	8,524,333	91,449,970
PIMCO Total Return Bond**	166,192,097	595,000,123
T. Rowe Price Capital Appreciation*	16,628,588	17,057,160
T. Rowe Price International Stock*	138,823	107,051

*	For the year ended December 31, 2012, the Portfolios used forward foreign currency contracts primarily to protect their non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency contract at December 31, 2012.

**	For the year ended December 31, 2012, the Portfolios used forward foreign currency contracts to protect their non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency contract at December 31, 2012.

Clarion Global Real Estate had an outstanding contract amount of $37,931 on forward foreign currency contracts to buy at December 31, 2012.

I.  Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

At December 31, 2012, PIMCO Total Return Bond had pledged $2,599,000 principal value in U.S. Treasury Obligations. These securities have been segregated on the Summary Portfolio of Investments.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. PIMCO Total Return Bond purchased or sold futures contracts on various bonds and notes as part of its duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2012, the Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Buy	Sell
Bond	$37,007,681	$37,934,344
PIMCO Total Return Bond	799,637,272	7,239,407

J.  Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2012, PIMCO Total Return Bond had purchased and written options on exchange-traded futures contracts on various bonds and notes as part of its duration strategy and to generate income. There were no open purchased or written options on exchange-traded futures contracts at December 31, 2012.

During the year ended December 31, 2012, PIMCO Total Return Bond had purchased and written interest rate swaptions to gain additional exposure to interest rates and to generate income. Please refer to the table following the Summary Portfolio of Investments for open written interest rate swaptions. There were no open purchased interest rate swaptions at December 31, 2012.

During the year ended December 31, 2012, Bond had purchased interest rate swaptions to gain additional exposure to interest rates. Please refer to the Summary Portfolio of Investments for open interest rate swaptions at December 31, 2012.

During the year ended December 31, 2012, PIMCO Total Return Bond had written inflation floors to generate income. There were no open written inflation floors at December 31, 2012.

During the year ended December 31, 2012, BlackRock Health Sciences Opportunities and T. Rowe Price Capital Appreciation had written exchange-traded equity options to generate income. Please refer to the table following the Summary Portfolio of Investments for T. Rowe Price Capital Appreciation for open written exchange-traded equity options at December 31, 2012. There were no open written exchange-traded equity options for BlackRock Health Sciences Opportunities at December 31, 2012.

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Please refer to Note 9 for the volume of both purchased and written option activity during the year ended December 31, 2012.

K.  Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The fair value of OTC swap contracts is recorded on the Statements of Assets and Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments made and/or received on OTC swaps by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations until termination. These upfront payments represent the amounts paid or received when initially entering into the contract to offset the differences between the swap agreements and the prevailing market conditions at time of contract. Upon termination, these upfront payments are recorded as a realized gain or loss on the Statement of Operations. A Portfolio also records periodic payments made or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

In assessing the status of payment or performance risk for a seller of protection, unrealized losses imply widening credit spreads when selling protection. A decrease in fair value and a resulting unrealized loss position suggests a deterioration of the referenced entity’s credit soundness. As the notional amount represents the total obligation that would be due upon a credit event, fair values that approach this loss, offset by any upfront payments received, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Unrealized losses, fair values, and upfront payments for all credit default swap agreements in which a Portfolio is a seller of protection have been disclosed in the Summary Portfolio of Investments.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2012, for which a Portfolio is seller of protection are disclosed in a table following each Portfolio’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2012, PIMCO Total Return Bond had purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events.

For the year ended December 31, 2012, PIMCO Total Return Bond had sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market. The Portfolio also sold credit protection on CDX indices during the year ended December 31, 2012.

For the year ended December 31, 2012, PIMCO Total Return Bond had average notional amounts of $441,540,757 and $576,735,991 on credit default swaps to buy protection and credit default swaps to sell protection, respectively. Please refer to the tables following the Summary Portfolio of Investments for open credit default swaps to buy and sell protection at December 31, 2012.

Bond had an outstanding notional amount of $23,268,000 on credit default swaps to buy protection at December 31, 2012.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2012, PIMCO Total Return Bond had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps was $427,974,482.

For the year ended December 31, 2012, PIMCO Total Return Bond had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps was $117,600,000.

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

PIMCO Total Return Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following the Summary Portfolio of Investments for open interest rate swaps at December 31, 2012.

PIMCO Total Return Bond has pledged $16,516,000 principal amount in U.S. Treasury Obligations and $8,000 in cash collateral as initial margin for open centrally cleared credit default swaps and interest rate swaps at December 31, 2012. The U.S. Treasury Obligations have been segregated on the Summary Portfolio of Investments.

Structured Products. Certain Portfolios invest in structured products which are specially-designed derivative investments whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be ’structured’ by the purchaser and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the changes in the market value of these structured products as an unrealized gain or loss in the accompanying Portfolio’s Statement of Operations. A Portfolio records a realized gain or loss when a structured product is sold or matures.

Risks associated with structured products include credit risk (if the counterparty fails to meet its obligation) and risk associated with the underlying asset or reference. Since a Portfolio enters into the transaction with the borrower at par value, a Portfolio could receive more or less than it originally invested when a note matures. The prices of the notes may also be very volatile and may have limited liquidity in the market which can make it difficult for a Portfolio to value or sell at an advantageous price. There were no structured products outstanding at December 31, 2012.

L.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

M.  Securities Lending. Certain Portfolios may temporarily loan up to 33-1/3% (except for JPMorgan Emerging Markets Equity which has the option to temporarily loan up to 30%) of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Each Portfolio bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each Portfolio indemnification from loss with the respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

N.  Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined under procedures approved by the Board.

O.  Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such securities is identified in each Portfolio’s Summary Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.

P.  Mortgage Dollar Roll Transactions. In connection with a Portfolio’s ability to purchase or sell securities on a when-issued basis, certain Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. In return, the Portfolio is compensated with fee income or receives an advantageous repurchase price (“drop in price”). The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. Fees received from fee based mortgage dollar rolls are recorded as income.

Q.  Sales Commitments. Sales commitments involve commitments to sell fixed income securities where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, except for delayed delivery transactions, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into. There were no outstanding sales commitments at December 31, 2012.

R.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2012, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
BlackRock Health Sciences Opportunities	$275,971,496	$278,364,266
Bond	454,295,412	653,090,758
Clarion Global Real Estate	131,666,817	276,631,321
FMRSM Diversified Mid Cap	1,990,575,758	2,122,888,518
Global Resources	402,177,821	522,410,382
Invesco Van Kampen Growth and Income	128,742,182	189,407,267
JPMorgan Emerging Markets Equity	135,164,732	242,359,448
Marsico Growth	447,969,615	663,437,170
MFS Total Return	99,880,665	182,125,629
MFS Utilities	283,031,382	322,611,922
Morgan Stanley Global Franchise	119,344,277	130,548,931
PIMCO Total Return Bond	567,714,059	797,902,755
Pioneer Mid Cap Value	594,494,273	751,898,523
T. Rowe Price Capital Appreciation	2,484,982,517	2,819,663,002
T. Rowe Price Equity Income	192,734,255	339,243,277
T. Rowe Price International Stock	89,131,711	111,385,061

U.S. government securities not included above were as follows:

	Purchases	Sales
Bond	$1,662,716,888	$1,449,574,202
MFS Total Return	87,709,511	97,700,106
PIMCO Total Return Bond	29,246,168,521	28,924,946,601
T. Rowe Price Capital Appreciation	203,976,517	4,466,931

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Bond and Clarion Global Real Estate have entered into an investment management agreement (“Investment Management Agreement”) with ING Investments, an Arizona limited liability company, which is an indirect, wholly-owned subsidiary of ING U.S., Inc. The Investment Management Agreement compensates ING Investments with a fee, computed daily and payable

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NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

monthly, based on the average daily net assets of each Portfolio at the following annual rates:

Portfolio	Fee
Bond
If the Portfolio has not invested all or substantially all of its assets in another investment company: 0.48% on the first $600 million; 0.44% on the next $400 million; 0.40% on the next $1 billion; 0.38% on the next $1 billion; and, 0.36% on assets over $3 billion If the Series invests all or substantially all of its assets in another investment company: 0.00% on all assets

Clarion Global Real Estate	0.80% of the first $250 million; 0.775% of the next $250 million; and, 0.70% of the amount in excess of $500 million

MFS Utilities and T. Rowe Price International Stock have entered into an investment management agreement (“Investment Management Agreement”) with Directed Services LLC (“DSL”). The Investment Management Agreements compensate DSL with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
MFS Utilities	0.60% of the first $1 billion; 0.55% of the next $500 million; 0.50% of the next $1 billion; 0.47% of the next $1 billion; 0.45% of the next $1 billion; 0.44% of the next $1 billion; 0.43% thereafter
T. Rowe Price International Stock	0.54% of the first $4 billion; 0.53% thereafter

Except for the above Portfolios, DSL an indirect, wholly-owned subsidiary of ING U.S., Inc. provides the Portfolios with advisory and administrative services under a Management Agreement (the “Unified Agreement”).

Under the Unified Agreement, the Investment Adviser has overall responsibility for engaging managers and for monitoring and evaluating the management of the assets of each Portfolio. Portfolio managers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, the Investment Adviser also is responsible for providing or procuring, at the Investment Adviser’s expense, the services reasonably necessary for the ordinary operation of each Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, and auditing. As compensation for its services under the Unified Agreement, the Trust pays the Investment Adviser a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee
BlackRock Health Sciences Opportunities	0.75% of the first $500 million; 0.70% of the amount in excess of $500 million
FMRSM Diversified Mid Cap	0.65% of the first $800 million; 0.60% of the next $700 million; and 0.58% of the amount in excess of $1.5 billion
JPMorgan Emerging Markets Equity	1.25%
Liquid Assets(1)	0.35% of the first $200 million; 0.30% of the next $300 million; 0.25% of the amount in excess of $500 million
Marsico Growth	0.85% of the first $250 million; 0.80% of the next $400 million; 0.75% of the next $450 million; 0.70% of the amount in excess of $1.1 billion
MFS Total Return	0.75% of the first $250 million; 0.70% of the next $400 million; 0.65% of the next $450 million; 0.60% of the amount in excess of $1.1 billion
Morgan Stanley Global Franchise	1.00% of the first $250 million; 0.90% of the next $250 million; and 0.75% of the amount in excess of $500 million
PIMCO Total Return Bond	0.75% of the first $100 million; 0.65% of the next $100 million; 0.55% of the amount in excess of $200 million
Pioneer Mid Cap Value	0.64%
Global Resources, T. Rowe Price Capital Appreciation, T. Rowe Price Equity Income and Invesco Van Kampen Growth and Income(2)	0.75% first $750 million; 0.70% of the next $1.25 billion; 0.65% of the next $1.5 billion; and 0.60% of the amount in excess of $3.5 billion

(1)	The assets of Liquid Assets are aggregated with those of ING Limited Maturity Bond Portfolio, which is not included in this report, to determine the Unified Fee.

(2)	The assets of these Portfolios are aggregated with those of ING Clarion Real Estate Portfolio, which is not included in this report, to determine the Unified Fee.

Each Investment Advisor has contractually agreed to waive a portion of the advisory fee for each of Clarion Global Real Estate(1), Pioneer Mid Cap Value and T. Rowe Price Equity Income(2). Prior to May 1, 2011, DSL also waived a portion of the advisory fee for PIMCO Total Return Bond. The waiver is calculated as follows, except for T. Rowe Price Equity Income:

(1)	ING Investments has contractually agreed to waive a portion of the advisory fee for the Portfolio. The waiver for Clarion Global Real Estate is limited to an annual 50% of the savings based on the Portfolio’s assets as of May 1, 2009.

(2)	DSL has contractually agreed to waive a portion of the advisory fee for the Portfolio. The waiver for T. Rowe Price Equity Income is based on the total aggregated savings in excess of $500,000 as a result of the sub-advisory fee schedule effective June 1, 2010 with respect to T. Rowe Price Equity Income and ING T. Rowe Price Growth Equity Portfolio, which is not in this book, and effective May 1, 2011 with respect to T. Rowe Price Equity Income, pro rata based on each Portfolio’s contribution to the amount saved.

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NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Waiver = 50% X (former sub-advisory fee minus new sub-advisory fee)

For the year ended December 31, 2012, ING Investments or DSL waived $43,903, $0 and $0 for Clarion Global Real Estate, Pioneer Mid Cap Value and T. Rowe Price Equity Income, respectively.

There is no guarantee that these waivers will continue. The waivers will only renew if ING Investments or DSL elects to renew them.

IFS an indirect, wholly-owned subsidiary of ING U.S., Inc., acts as administrator and provides certain administrative and shareholder services necessary for Bond, Clarion Global Real Estate, MFS Utilities and T. Rowe Price International Stock Portfolios’ operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Portfolio, except Bond, a fee at an annual rate of 0.10% of the Portfolio’s average daily net assets. For Bond, the Administrator is entitled to receive a fee at an annual rate of 0.10% of the Portfolio’s average daily net assets if the Portfolio has not invested all or substantially all of its assets in another investment company or 0.00% if the Portfolio invests all or substantially all of its assets in another investment company.

The Trust and the Investment Advisers have entered into Portfolio Management Agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by the respective Investment Adviser based on the average daily net assets of the respective Portfolios. The sub-adviser of each of the Portfolios are as follows (*denotes a related party adviser):

Portfolio	Sub-Adviser
Bond	ING Investment Management Co. LLC*
BlackRock Health Sciences Opportunities	BlackRock Advisors, LLC
Clarion Global Real Estate	CBRE Clarion Securities LLC
FMRSM Diversified Mid Cap	Fidelity Management & Research Company
Global Resources	ING Investment Management Co. LLC*
Invesco Van Kampen Growth & Income	Invesco Advisers, Inc.
JPMorgan Emerging Markets Equity	J.P. Morgan Investment Management Inc.
Liquid Assets	ING Investment Management Co. LLC*
Marsico Growth	Marsico Capital Management, LLC
MFS Total Return	Massachusetts Financial Services Company
MFS Utilities	Massachusetts Financial Services Company
Morgan Stanley Global Franchise	Morgan Stanley Investment Management, Inc.
PIMCO Total Return Bond	Pacific Investment Management Company LLC
Pioneer Mid Cap Value	Pioneer Investment Management, Inc.
T. Rowe Price Capital Appreciation	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income	T. Rowe Price Associates, Inc.
T. Rowe Price International Stock	T. Rowe Price Associates, Inc.

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, each sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the sub-adviser. Any amount credited to a Portfolio is recognized as brokerage commission recapture in the Statements of Operations.

NOTE 5 — EXPENSE LIMITATION AGREEMENTS

Each Investment Adviser has entered into written expense limitation agreements with certain of the Portfolios, whereby each Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class S	Class S2
Clarion Global Real Estate	1.50%	0.90%	1.15%	1.30%
MFS Utilities	1.45%	0.85%	1.10%	1.25%
Pioneer Mid Cap Value	1.25%	0.65%	0.90%	1.05%
T. Rowe Price International Stock	1.40%	0.80%	1.05%	N/A

Effective July 20, 2012, for Bond, ING Investments agrees to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to 0.99%. Additionally, effective July 20, 2012, pursuant to a side agreement, IID has agreed to waive a portion of its

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NOTE 5 — EXPENSE LIMITATION AGREEMENTS (continued)

distribution fee for Bond so that the maximum operating expense ratio shall be 0.75%. This side agreement is not eligible for recoupment.

The Investment Advisers may at a later date recoup (unless otherwise stated above) from a Portfolio management fees waived and other expenses assumed by the Investment Advisers during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Advisers of such waived and reimbursed fees are recognized in the accompanying Statement of Operations for each Portfolio in the period during which such waiver, reimbursement or recoupment occurs.

The expense limitation agreements are contractual and shall renew automatically unless ING Investments or DSL provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

As of December 31, 2012, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Advisers, and the related expiration dates are as follows:

	December 31,
	2013	2014	2015	Total
Bond	$—	$—	$559,516	$559,516
Clarion Global Real Estate	312,868	279,024	323,553	915,445

NOTE 6 — DISTRIBUTION AND SERVICE FEES

Bond has entered into a Rule 12b-1 distribution plan (the “Distribution Plan”) with IID. The Distribution Plan provides that Bond shall pay a 12b-1 distribution fee for distribution services, including payments to IID, at an annual rate not to exceed 0.35% of the average daily net assets.

The Trust has entered into a Shareholder Service Plan (the “Plan”) for Bond Portfolio and for the Class S and Class S2 shares of each of the other Portfolios. The agreement compensates IID for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2. Each Portfolio has entered into a Rule 12b-1 Distribution Plan (the “Class S2 Plan”) with IID on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a 12b-1 distribution fee for distribution services, including payments to IID at an annual rate of 0.25% of the average daily net assets. IID has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 of the Portfolios, so that the actual fee paid by Class S2 shares of a Portfolio is an annual rate of 0.15%.

Each Portfolio that offers Class ADV has a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay a service fee of 0.25% and a distribution fee of 0.50% of each Portfolio’s average daily net assets attributable to Class ADV shares. IID has contractually agreed to waive a portion of its fee equal to 0.15% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class ADV shares so that the actual fee paid by Class ADV shares of a Portfolio is an annual rate of 0.35%. The Distributor has also agreed to waive an additional 0.04% of the distribution fee attributable to Class ADV for PIMCO Total Return Bond.

IID and DSL have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and advisory fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Liquid Assets in maintaining a yield of not less than zero. There is no guarantee that Liquid Assets will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by DSL and/or IID, as applicable, within three years. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of Liquid Assets on that day. Distribution and Servicing fees waived are not subject to recoupment. For the year ended December 31, 2012, IID and/or DSL waived $68, $1,393,523 and $718,570 for Classes I, S and S2 of Liquid Assets, respectively, of Distribution, Servicing and Advisory fees. This expense waiver or reimbursement may be discontinued at any time. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any.

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustee fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by the Investment Advisers until distribution in accordance with the Plan.

88

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

At December 31, 2012, the following indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING Life Insurance and Annuity Company	BlackRock Health Sciences Opportunities	10.44%
	Clarion Global Real Estate	29.77
	FMRSM Diversified Mid Cap	24.37
	Global Resources	20.44
	Invesco Van Kampen Growth and Income	9.84
	JPMorgan Emerging Markets Equity	10.50
	Marsico Growth	6.48
	MFS Total Return	15.35
	MFS Utilities	11.48
	Pioneer Mid Cap Value	14.68
	T. Rowe Price Capital Appreciation	23.62
	T. Rowe Price Equity Income	24.13
	T. Rowe Price International Stock	9.08
ING National Trust	Clarion Global Real Estate	5.84
	FMRSM Diversified Mid Cap	11.51
	Liquid Assets	19.88
	Morgan Stanley Global Franchise	5.89
	PIMCO Total Return Bond	5.56
	T. Rowe Price Capital Appreciation	9.42
	T. Rowe Price Equity Income	10.08
	T. Rowe Price International Stock	5.99
ING USA Annuity and Life Insurance Company	BlackRock Health Sciences Opportunities	84.12
	Bond	96.70
	Clarion Global Real Estate	45.07
	FMRSM Diversified Mid Cap	59.99
	Global Resources	67.20
	Invesco Van Kampen Growth and Income	81.06
	JPMorgan Emerging Markets Equity	66.90
	Liquid Assets	67.43
	Marsico Growth	87.67
	MFS Total Return	80.31
	MFS Utilities	77.95
	Morgan Stanley Global Franchise	92.69
	PIMCO Total Return Bond	80.57
	Pioneer Mid Cap Value	70.42
	T. Rowe Price Capital Appreciation	59.25
	T. Rowe Price Equity Income	46.15
	T. Rowe Price International Stock	63.73
ReliaStar Life Insurance Company	T. Rowe Price International Stock	14.00
Security Life of Denver Insurance Company	Liquid Assets	6.96

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because certain Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, those Portfolios are deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during year ended December 31, 2012 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
BlackRock Health Sciences Opportunities	1	$6,350,000	1.17%
Clarion Global Real Estate	8	16,703,125	1.30
FMRSM Diversified Mid Cap	16	7,164,688	1.16
Global Resources	17	1,604,706	1.27
JPMorgan Emerging Markets Equity	29	15,781,034	1.30
Marsico Growth	9	3,435,556	1.20
MFS Total Return	2	1,315,000	1.14
MFS Utilities	23	1,752,174	1.20
PIMCO Total Return Bond	29	7,353,966	1.20
T. Rowe Price Capital Appreciation	4	5,097,500	1.18
T. Rowe Price International Stock(1)	5	1,280,000	1.17

(1)	At December 31, 2012, T. Rowe Price International Stock had an outstanding balance of $610,000.

89

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in written options on exchange-traded equities for BlackRock Health Sciences Opportunities during the year ended December 31, 2012 were as follows:

	USD Notional	Cost
Balance at 12/31/11	—	$—
Options Written	572	79,124
Options Terminated in Closing Purchase Transactions	(249)	(23,692)
Options Exercised	(95)	(26,787)
Options Expired	(228)	(28,645)
Balance at 12/31/12	—	$—

Transactions in purchased interest rate swaptions for Bond during the year ended December 31, 2012 were as follows:

	USD Notional	Cost
Balance at 12/31/11	—	$—
Options Purchased	34,593,000	867,365
Options Terminated in Closing Sell Transactions	—	—
Options Exercised	—	—
Options Expired	(24,121,000)	(85,630)
Balance at 12/31/12	10,472,000	$781,735

Transactions in purchased options on exchange-traded futures contracts for PIMCO Total Return Bond during the year ended December 31, 2012 were as follows:

	Number of Contracts	Cost
Balance at 12/31/11	11,889	$94,042
Options Purchased	—	—
Options Terminated in Closing Sell Transactions	—	—
Options Exercised	—	—
Options Expired	(11,889)	(94,042)
Balance at 12/31/12	—	$—

Transactions in purchased interest rate swaptions for PIMCO Total Return Bond during the year ended December 31, 2012 were as follows:

	USD Notional	Cost
Balance at 12/31/11	50,300,000	$198,496
Options Purchased	—	—
Options Terminated in Closing Sell Transactions	(50,300,000)	(198,496)
Options Exercised	—	—
Options Expired	—	—
Balance at 12/31/12	—	$—

Transactions in written interest rate swaptions for PIMCO Total Return Bond during the year ended December 31, 2012 were as follows:

	USD Notional	EUR Notional	Premiums Received
Balance at 12/31/11	1,544,700,000	—	$12,522,297
Options Written	1,845,300,000	12,600,000	6,489,529
Options Terminated in Closing Purchase Transactions	(819,900,000)	(6,300,000)	(2,501,571)
Options Exercised	—	—	—
Options Expired	(1,902,100,000)	—	(14,061,723)
Balance at 12/31/12	668,000,000	6,300,000	$2,448,532

Transactions in written inflation floors for PIMCO Total Return Bond during the year ended December 31, 2012 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/11	32,900,000	$320,570
Options Written	—	—
Options Terminated in Closing Purchase Transactions	(32,900,000)	(320,570)
Options Exercised	—	—
Options Expired	—	—
Balance at 12/31/12	—	$—

Transactions in written options on exchange-traded futures contracts for PIMCO Total Return Bond during the year ended December 31, 2012 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/11	479	$381,500
Options Written	4,176	866,122
Options Terminated in Closing Purchase Transactions	—	—
Options Exercised	—	—
Options Expired	(4,655)	(1,247,622)
Balance at 12/31/12	—	$—

Transactions in written options on exchange-traded equities for T. Rowe Price Capital Appreciation during the year ended December 31, 2012 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/11	83,166	$11,259,506
Options Written	161,068	24,016,586
Options Terminated in Closing Purchase Transactions	(41,203)	(5,886,745)
Options Exercised	(91,529)	(13,824,639)
Options Expired	(38,873)	(4,769,742)
Balance at 12/31/12	72,629	$10,794,966

90

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 10 — CAPITAL SHARES TRANSACTIONS

Transactions in capital shares and dollars were as follows:

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
BlackRock Health Sciences Opportunities
Class ADV
12/31/2012	4,443	—	183	(1,573)	3,053	54,098	—	2,217	(18,895)	37,420
12/31/2011	8,090	—	8	(3,665)	4,433	85,577	—	93	(38,864)	46,806
Class I
12/31/2012	406,956	—	12,621	(274,722)	144,855	5,112,106	—	159,030	(3,451,903)	1,819,233
12/31/2011	438,829	—	3,739	(485,024)	(42,456)	5,296,176	—	45,950	(5,577,065)	(234,939)
Class S
12/31/2012	2,012,360	—	395,713	(2,714,302)	(306,229)	25,381,606	—	4,950,375	(34,073,083)	(3,741,102)
12/31/2011	4,860,533	—	89,280	(4,751,208)	198,605	57,437,158	—	1,090,103	(53,813,975)	4,713,286
Bond
12/31/2012	3,944,739	—	2,394,092	(8,468,325)	(2,129,494)	41,544,180	—	24,443,682	(88,618,324)	(22,630,462)
12/31/2011	5,112,096	—	1,475,244	(11,641,810)	(5,054,470)	52,520,978	—	14,929,475	(119,016,400)	(51,565,947)
Clarion Global Real Estate
Class ADV
12/31/2012	435,956	—	4,748	(211,201)	229,503	4,369,527	—	47,578	(2,118,411)	2,298,694
12/31/2011	625,880	—	33,355	(45,782)	613,453	6,016,513	—	329,550	(437,202)	5,908,861
Class I
12/31/2012	2,300,517	—	73,739	(16,408,415)	(14,034,159)	23,349,753	—	751,402	(165,736,872)	(141,635,717)
12/31/2011	5,838,546	—	799,178	(5,978,530)	659,194	56,652,604	—	8,007,773	(59,642,681)	5,017,696
Class S
12/31/2012	952,611	—	88,255	(2,751,230)	(1,710,364)	9,596,547	—	895,792	(28,068,098)	(17,575,759)
12/31/2011	742,992	—	603,503	(3,312,929)	(1,966,434)	7,269,039	—	6,022,964	(31,639,566)	(18,347,563)
Class S2
12/31/2012	1,501	—	644	(32,131)	(29,986)	14,645	—	6,578	(324,948)	(303,725)
12/31/2011	488	—	6,736	(36,471)	(29,247)	4,874	—	67,565	(348,068)	(275,629)
FMRSM Diversified Mid Cap
Class ADV
12/31/2012	526,735	—	10,811	(883,075)	(345,529)	7,654,377	—	161,838	(12,882,826)	(5,066,611)
12/31/2011	2,034,498	—	6,083	(585,947)	1,454,634	30,194,716	—	91,000	(8,624,372)	21,661,344
Class I
12/31/2012	2,331,842	—	52,555	(1,986,015)	398,382	35,020,925	—	803,565	(30,110,497)	5,713,993
12/31/2011	454,274	—	11,253	(1,027,307)	(561,780)	6,778,313	—	171,393	(15,268,939)	(8,319,233)
Class S
12/31/2012	1,770,860	—	340,887	(13,698,407)	(11,586,660)	26,030,826	—	5,181,483	(202,408,503)	(171,196,194)
12/31/2011	3,678,718	—	138,991	(15,818,620)	(12,000,911)	55,076,311	—	2,105,717	(234,811,106)	(177,629,078)
Class S2
12/31/2012	270,921	—	20,778	(682,698)	(390,999)	3,992,647	—	313,950	(9,998,019)	(5,691,422)
12/31/2011	525,329	—	9,309	(608,513)	(73,875)	7,812,433	—	140,382	(8,926,664)	(973,849)
Global Resources
Class ADV
12/31/2012	1,751,332	—	41,997	(2,456,072)	(662,743)	33,656,507	—	710,167	(45,462,196)	(11,095,522)
12/31/2011	7,200,561	—	40,336	(1,780,532)	5,460,365	156,264,245	—	864,812	(35,828,591)	121,300,466
Class I
12/31/2012	150,151	—	20,681	(450,755)	(279,923)	2,856,259	—	361,508	(8,727,555)	(5,509,788)
12/31/2011	400,214	—	15,120	(644,326)	(228,992)	8,839,963	—	334,756	(13,959,029)	(4,784,310)
Class S
12/31/2012	978,364	—	289,458	(6,410,219)	(5,142,397)	18,341,338	—	5,030,775	(121,429,094)	(98,056,981)
12/31/2011	1,999,835	—	208,944	(7,425,700)	(5,216,921)	43,871,535	—	4,594,683	(157,972,226)	(109,506,008)
Class S2
12/31/2012	30,819	—	8,064	(155,942)	(117,059)	566,745	—	139,351	(2,943,958)	(2,237,862)
12/31/2011	14,587	—	5,327	(158,225)	(138,311)	290,636	—	116,396	(3,347,755)	(2,940,723)
Invesco Van Kampen Growth and Income
Class ADV
12/31/2012	56,451	—	6,355	(98,028)	(35,222)	1,253,705	—	138,551	(2,187,801)	(795,545)
12/31/2011	197,863	—	5,651	(116,521)	86,993	4,326,567	—	123,925	(2,435,075)	2,015,417
Class I
12/31/2012	468,113	—	10,352	(172,217)	306,248	10,566,565	—	225,886	(3,933,713)	6,858,738
12/31/2011	146,685	—	6,027	(673,551)	(520,839)	3,252,997	—	132,295	(15,429,849)	(12,044,557)

91

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 10 — CAPITAL SHARES TRANSACTIONS (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Invesco Van Kampen Growth and Income (continued)
Class S
12/31/2012	1,468,554	—	404,883	(4,942,279)	(3,068,842)	32,406,574	—	8,879,081	(112,752,149)	(71,466,494)
12/31/2011	1,685,936	—	286,607	(5,119,493)	(3,146,950)	37,325,740	—	6,322,545	(111,260,097)	(67,611,812)
Class S2
12/31/2012	29,539	—	34,677	(278,409)	(214,193)	672,878	—	756,657	(6,260,552)	(4,831,017)
12/31/2011	67,303	—	23,938	(374,117)	(282,876)	1,467,142	—	525,196	(8,048,270)	(6,055,932)
JPMorgan Emerging Markets Equity
Class ADV
12/31/2012	359,914	—	50,821	(257,708)	153,027	6,933,406	—	897,494	(4,853,471)	2,977,429
12/31/2011	637,775	—	67,254	(195,185)	509,844	13,287,031	—	1,416,382	(3,872,734)	10,830,679
Class I
12/31/2012	2,308,350	—	219,886	(6,708,729)	(4,180,493)	45,113,311	—	4,015,118	(129,822,579)	(80,694,150)
12/31/2011	7,266,567	—	646,501	(6,656,823)	1,256,245	160,279,091	—	13,983,805	(127,424,072)	46,838,824
Class S
12/31/2012	3,622,398	—	857,572	(5,031,851)	(551,881)	71,671,616	—	15,590,660	(97,290,068)	(10,027,792)
12/31/2011	1,963,944	—	1,310,406	(4,912,997)	(1,638,647)	41,452,341	—	28,291,674	(100,470,528)	(30,726,513)
Class S2
12/31/2012	44,114	—	37,009	(174,084)	(92,961)	850,828	—	666,913	(3,368,624)	(1,850,883)
12/31/2011	15,732	—	57,736	(204,147)	(130,679)	313,707	—	1,237,856	(4,149,651)	(2,598,088)
Liquid Assets
Class I
12/31/2012	35,209,851	—	109,384	(47,473,784)	(12,154,549)	35,209,852	—	109,384	(47,473,784)	(12,154,548)
12/31/2011	74,401,448	—	50,956	(92,707,697)	(18,255,293)	74,403,103	—	50,956	(92,707,696)	(18,253,637)
Class S
12/31/2012	261,388,077	—	64,213	(435,857,710)	(174,405,420)	261,388,076	—	64,213	(435,857,710)	(174,405,421)
12/31/2011	630,877,514	—	316,972	(716,867,574)	(85,673,088)	630,892,151	—	316,971	(716,867,574)	(85,658,452)
Class S2
12/31/2012	117,965,216	—	16,711	(77,190,859)	40,791,068	117,965,216	—	16,710	(77,190,859)	40,791,067
12/31/2011	137,735,556	—	61,016	(93,980,946)	43,815,626	137,738,141	—	61,016	(93,980,946)	43,818,211
Marsico Growth
Class ADV
12/31/2012	121,450	—	—	(94,374)	27,076	2,270,439	—	—	(1,772,617)	497,822
12/31/2011	244,050	—	159	(478,336)	(234,127)	4,244,721	—	2,852	(8,162,340)	(3,914,767)
Class I
12/31/2012	847,056	—	43,386	(8,203,866)	(7,313,424)	15,954,892	—	794,401	(156,794,170)	(140,044,877)
12/31/2011	1,410,604	—	45,075	(3,651,640)	(2,195,961)	24,566,565	—	820,810	(64,025,308)	(38,637,933)
Class S
12/31/2012	1,676,492	—	104,905	(5,577,407)	(3,796,010)	31,938,633	—	1,904,030	(103,797,570)	(69,954,907)
12/31/2011	2,520,744	—	69,068	(10,413,717)	(7,823,905)	43,144,672	—	1,246,682	(177,205,004)	(132,813,650)
Class S2
12/31/2012	16,859	—	2,318	(115,237)	(96,060)	310,099	—	41,792	(2,125,319)	(1,773,428)
12/31/2011	27,335	—	946	(151,110)	(122,829)	480,242	—	16,963	(2,596,825)	(2,099,620)
MFS Total Return
Class ADV
12/31/2012	144,767	—	9,292	(45,036)	109,023	2,262,102	—	141,329	(700,948)	1,702,483
12/31/2011	156,720	—	7,805	(106,094)	58,431	2,355,396	—	117,700	(1,574,916)	898,180
Class I
12/31/2012	192,725	—	191,703	(1,050,560)	(666,132)	3,023,740	—	2,933,055	(16,471,270)	(10,514,475)
12/31/2011	336,893	—	203,579	(1,395,058)	(854,586)	5,056,857	—	3,082,194	(21,003,844)	(12,864,793)
Class S
12/31/2012	1,094,635	—	1,142,573	(7,549,954)	(5,312,746)	17,042,448	—	17,504,220	(118,551,575)	(84,004,907)
12/31/2011	1,228,723	—	1,248,961	(9,935,731)	(7,458,047)	18,497,350	—	18,921,757	(149,627,447)	(112,208,340)
Class S2
12/31/2012	52,415	—	46,674	(257,405)	(158,316)	829,382	—	708,975	(3,996,945)	(2,458,588)
12/31/2011	73,938	—	51,875	(354,419)	(228,606)	1,119,171	—	779,681	(5,246,480)	(3,347,628)
MFS Utilities
Class ADV
12/31/2012	762,560	—	55,134	(189,114)	628,580	10,789,821	—	794,030	(2,712,883)	8,870,968
12/31/2011	950,684	—	44,306	(57,649)	937,341	13,190,361	—	598,574	(798,489)	12,990,446

92

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 10 — CAPITAL SHARES TRANSACTIONS (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
MFS Utilities (continued)
Class I
12/31/2012	73,680	—	10,968	(124,304)	(39,656)	1,036,202	—	160,346	(1,815,622)	(619,074)
12/31/2011	43,380	—	12,545	(80,779)	(24,854)	598,705	—	171,783	(1,127,522)	(357,034)
Class S
12/31/2012	1,712,668	—	1,180,170	(6,657,691)	(3,764,853)	24,080,890	—	17,181,916	(95,689,827)	(54,427,021)
12/31/2011	5,813,618	—	1,408,271	(5,087,392)	2,134,497	80,527,103	—	19,223,523	(70,104,973)	29,645,653
Class S2
12/31/2012	30,614	—	990	(5,665)	25,939	438,345	—	14,548	(82,357)	370,536
12/31/2011	9,678	—	355	(5,498)	4,535	136,531	—	4,863	(79,474)	61,920
Morgan Stanley Global Franchise
Class ADV
12/31/2012	959,709	—	77,945	(55,991)	981,663	15,265,911	—	1,176,192	(869,720)	15,572,383
12/31/2011	550,144	—	10,431	(87,645)	472,930	8,226,948	—	159,908	(1,317,411)	7,069,445
Class S
12/31/2012	1,549,591	—	1,516,022	(3,263,434)	(197,821)	24,841,853	—	23,498,335	(52,564,980)	(4,224,792)
12/31/2011	4,293,841	—	503,894	(5,739,298)	(941,563)	64,488,447	—	7,890,975	(85,476,273)	(13,096,851)
Class S2
12/31/2012	18,489	—	247,679	(517,444)	(251,276)	299,362	—	3,819,209	(8,372,128)	(4,253,557)
12/31/2011	29,848	—	87,406	(655,658)	(538,404)	450,974	—	1,362,655	(9,805,721)	(7,992,092)
PIMCO Total Return Bond
Class ADV
12/31/2012	4,616,302	—	429,960	(619,263)	4,426,999	53,673,791	—	4,953,133	(7,171,942)	51,454,982
12/31/2011	4,395,381	—	741,244	(353,217)	4,783,408	51,295,169	—	8,324,174	(4,002,196)	55,617,147
Class I
12/31/2012	27,362,128	—	994,835	(16,626,267)	11,730,696	329,727,276	—	11,858,435	(199,203,049)	142,382,662
12/31/2011	29,435,006	—	2,457,275	(31,599,746)	292,535	350,049,214	—	28,455,244	(373,971,507)	4,532,951
Class S
12/31/2012	30,620,743	—	8,161,430	(41,646,737)	(2,864,564)	370,146,333	—	97,365,854	(497,000,144)	(29,487,957)
12/31/2011	48,237,167	—	20,464,257	(71,364,620)	(2,663,196)	578,376,383	—	237,180,739	(853,750,333)	(38,193,211)
Class S2
12/31/2012	354,285	—	175,048	(889,678)	(360,345)	4,247,423	—	2,077,817	(10,607,370)	(4,282,130)
12/31/2011	568,442	—	483,802	(1,381,069)	(328,825)	6,871,988	—	5,583,068	(16,522,292)	(4,067,236)
Pioneer Mid Cap Value
Class ADV
12/31/2012	124,452	—	1,680	(181,381)	(55,249)	1,348,922	—	18,303	(1,952,509)	(585,284)
12/31/2011	155,045	—	3,952	(88,740)	70,257	1,682,562	—	40,398	(942,043)	780,917
Class I
12/31/2012	2,366,663	—	180,187	(9,525,701)	(6,978,851)	26,193,620	—	2,012,918	(107,054,467)	(78,847,929)
12/31/2011	8,877,877	—	283,004	(19,527,201)	(10,366,320)	101,374,988	—	2,949,789	(182,573,430)	(78,248,653)
Class S
12/31/2012	397,704	—	370,164	(7,436,363)	(6,668,495)	4,391,120	—	4,130,875	(82,474,603)	(73,952,608)
12/31/2011	922,052	—	642,678	(8,933,823)	(7,369,093)	10,003,949	—	6,661,105	(97,232,309)	(80,567,255)
Class S2
12/31/2012	15,840	—	16	(20,333)	(4,477)	171,328	—	176	(228,692)	(57,188)
12/31/2011	5,674	—	63	(1,340)	4,397	65,044	—	657	(15,125)	50,576
T. Rowe Price Capital Appreciation
Class ADV
12/31/2012	2,542,253	—	302,270	(556,720)	2,287,803	61,296,203	—	7,120,810	(13,436,424)	54,980,589
12/31/2011	2,489,829	—	94,233	(714,306)	1,869,756	56,722,799	—	2,127,147	(16,068,388)	42,781,558
Class I
12/31/2012	8,185,457	—	1,047,761	(2,286,616)	6,946,602	200,527,293	—	25,343,473	(56,169,271)	169,701,495
12/31/2011	4,438,343	—	409,160	(5,808,771)	(961,268)	102,413,226	—	9,393,491	(134,618,507)	(22,811,790)
Class S
12/31/2012	7,616,297	—	6,147,047	(19,372,567)	(5,609,223)	187,258,453	—	147,933,114	(475,653,985)	(140,462,418)
12/31/2011	10,218,971	—	2,647,095	(21,382,062)	(8,515,996)	239,158,161	—	60,881,934	(495,736,440)	(195,696,345)
Class S2
12/31/2012	266,670	—	148,605	(382,383)	32,892	6,525,910	—	3,557,121	(9,365,567)	717,464
12/31/2011	178,475	—	58,682	(609,196)	(372,039)	4,110,330	—	1,345,421	(14,016,337)	(8,560,586)

93

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 10 — CAPITAL SHARES TRANSACTIONS (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
period ended	#	#	#	#	#	($)	($)	($)	($)	($)
T. Rowe Price Equity Income
Class ADV
12/31/2012	1,038,174	—	58,873	(772,746)	324,301	12,875,025	—	756,283	(9,631,750)	3,999,558
12/31/2011	1,187,048	125,775	55,651	(600,851)	767,623	14,032,503	1,505,928	632,722	(7,029,427)	9,141,726
Class I
12/31/2012	3,632,985	—	609,870	(7,643,062)	(3,400,207)	45,294,708	—	7,918,295	(96,095,540)	(42,882,537)
12/31/2011	5,298,264	972,418	723,275	(14,464,199)	(7,470,242)	60,414,602	11,733,294	8,283,032	(169,778,323)	(89,347,395)
Class S
12/31/2012	3,782,841	—	1,412,845	(13,818,759)	(8,623,073)	46,326,592	—	18,354,905	(173,889,033)	(109,207,536)
12/31/2011	7,225,336	2,301,874	1,642,438	(11,518,620)	(348,972)	82,581,934	27,804,643	18,843,238	(133,684,514)	(4,454,699)
Class S2
12/31/2012	1,107,505	—	144,775	(647,700)	604,580	13,711,997	—	1,866,372	(8,116,169)	7,462,200
12/31/2011	1,122,679	177,412	137,521	(518,833)	918,779	13,048,900	2,128,936	1,566,631	(6,051,157)	10,693,310
T. Rowe Price International Stock
Class ADV
12/31/2012	306,158	—	93	(73,422)	232,829	3,333,741	—	957	(814,958)	2,519,740
12/31/2011	333,001	—	14,806	(398,816)	(51,009)	3,726,840	—	171,306	(4,437,435)	(539,289)
Class I
12/31/2012	329,535	—	28,145	(1,344,422)	(986,742)	3,597,142	—	288,488	(15,096,969)	(11,211,339)
12/31/2011	767,351	—	176,439	(12,171,811)	(11,228,021)	8,110,838	—	2,029,044	(142,229,311)	(132,089,429)
Class S
12/31/2012	1,681,489	—	45,579	(3,047,758)	(1,320,690)	18,537,857	—	465,814	(33,015,693)	(14,012,022)
12/31/2011	765,626	—	576,186	(2,847,483)	(1,505,671)	8,374,115	—	6,608,852	(31,130,192)	(16,147,225)

NOTE 11 — SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

At December 31, 2012, the following Portfolios had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Cash Collateral Received
BlackRock Health Sciences Opportunities	$4,435,610	$4,577,776
Bond	8,692,768	8,887,961
Clarion Global Real Estate	6,544,780	6,888,313
FMRSM Diversified Mid Cap	13,338,448	13,915,976
Global Resources	16,718,259	17,356,812
JPMorgan Emerging Markets Equity	63,524,051	66,277,531
Liquid Assets	4,371,379	4,493,600
Marsico Growth	2,771,837	2,835,163

94

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

Portfolio	Value of Securities Loaned	Cash Collateral Received
MFS Total Return	$4,104,435	$4,233,560
Morgan Stanley Global Franchise	5,692,196	5,811,695
PIMCO Total Return Bond	37,205,648	38,248,609
Pioneer Mid Cap Value	6,615,423	6,764,637
T. Rowe Price Capital Appreciation	36,049,806	37,035,842
T. Rowe Price Equity Income	17,955,217	18,504,950
T. Rowe Price International Stock	2,885,290	3,010,429

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and its corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

Non-Diversified. Certain Portfolios are classified as non-diversified investment companies under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Portfolio. The investment of a large percentage of a Portfolio’s assets in the securities of a small number of issuers may cause a Portfolio’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as nondiversified, a Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Concentration. Certain Portfolios concentrate (for purposes of the 1940 Act) their assets in securities related to a particular industry, which means that at least 25% of their assets will be invested in that particular industry at all times. As a result, a Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Foreign Investments and/or Developing and Emerging Markets. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

NOTE 13 — REORGANIZATIONS

On January 22, 2011, T. Rowe Price Equity Income (“Acquiring Portfolio”) acquired all of the net assets of ING BlackRock Large Cap Value Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders on January 11, 2011. The purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management and portfolio holdings of the Acquiring and Acquired Portfolios. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2011, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2011, are as follows:

Net investment income	$28,391,381
Net realized and unrealized loss on investments	$(37,636,753)
Net decrease in net assets resulting from operations	$(9,245,372)

95

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 13 — REORGANIZATIONS (continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since January 22, 2011. Net assets and unrealized depreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
T. Rowe Price Equity Income	ING BlackRock Large Cap Value Portfolio	$43,173	$1,563,267	$33,620	$5,113	0.8628

The net assets of T. Rowe Price Equity Income after the acquisition were $1,606,440,161.

NOTE 14 — UNFUNDED LOAN COMMITMENTS

Certain Portfolios may enter in credit agreements, all or a portion of which may be unfunded. The Portfolios are obligated to fund these loan commitments at the borrower’s discretion. Funded portions of the credit agreements are presented in the Portfolio of Investments. At December 31, 2012, T. Rowe Price Capital Appreciation had the following unfunded loan commitments:

Loan	Unfunded Commitments	Unfunded Appreciation at 12/31/12*	Unfunded Depreciation at 12/31/12*
B&G Foods Inc.	$250,000	$2,481	$—
Dunkin Brands Inc.	9,525,000	—	13,655
Intelsat Jackson	2,000,000	—	3,033
Stations Casinos LLC	3,300,000	2,330	—
Telesat Canada Inc.	1,775,000	—	18,082
Terra General Finance Co.	1,575,000	—	7,882
	$18,425,000	$4,811	$42,652

*	Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Portfolio’s Statement of Assets and Liabilities and Statement of Operations.

NOTE 15 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2012:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
BlackRock Health Sciences Opportunities	$—	$211,663	$(211,663)
Bond	—	350,445	(350,445)
Clarion Global Real Estate(1)	—	11,200,450	(11,200,450)
FMRSM Diversified Mid Cap	—	755,254	(755,254)
Global Resources	—	40,482	(40,482)
Invesco Van Kampen Growth and Income	—	292,488	(292,488)
JPMorgan Emerging Markets Equity	—	1,026,753	(1,026,753)
Liquid Assets	—	240	(240)
Marsico Growth	—	7,116	(7,116)
MFS Total Return	—	601,341	(601,341)

96

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
MFS Utilities	$(202,482)	$1,376,425	$(1,173,943)
Morgan Stanley Global Franchise	—	92,462	(92,462)
PIMCO Total Return Bond(2)	—	35,043,332	(35,043,332)
Pioneer Mid Cap Value	—	1,116	(1,116)
T. Rowe Price Capital Appreciation	—	5,367,556	(5,367,556)
T. Rowe Price Equity Income	—	(355,777)	355,777
T. Rowe Price International Stock Portfolio	—	(163,226)	163,226

(1)	$11,200,450 relates to the tax treatment of foreign currency transactions and PFICs.

(2)	$35,043,332 relates to the tax treatment of swaps, foreign currency transactions and paydowns.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
BlackRock Health Sciences Opportunities	$1,660,285	$3,451,337	$1,136,153	$—
Bond	12,347,397	12,096,285	13,303,676	1,625,799
Clarion Global Real Estate	1,701,350	—	14,427,852	—
FMRSM Diversified Mid Cap	6,460,836	—	2,508,492	—
Global Resources	6,241,801	—	5,910,647	—
Invesco Van Kampen Growth and Income	10,000,175	—	7,103,961	—
JPMorgan Emerging Markets Equity	—	21,170,185	9,852,860	35,076,857
Liquid Assets	190,067	240	428,943	—
Marsico Growth	2,740,223	—	2,087,307	—
MFS Total Return	21,287,579	—	22,901,332	—
MFS Utilities	18,150,840	—	19,998,743	—
Morgan Stanley Global Franchise	7,337,952	21,155,784	9,413,538	—
PIMCO Total Return Bond	116,255,239	—	233,251,624	46,291,601
Pioneer Mid Cap Value	6,162,272	—	9,651,949	—
T. Rowe Price Capital Appreciation	67,390,742	116,563,776	73,747,993	—
T. Rowe Price Equity Income	28,895,855	—	29,325,623	—
T. Rowe Price International Stock	755,259	—	8,815,523	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2012 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
BlackRock Health Sciences Opportunities	$16,201,299	$8,528,323	$16,005,369	$—	—	—
Bond	7,075,761	38,995,133	6,246,638	—	—	—
Clarion Global Real Estate	17,342,933	—	72,296,057	(67,751,392)	Short-term	2016
				(138,763,608)	Short-term	2017
				(9,567,152)	Short-term	2018
				$(216,082,152)
FMRSM Diversified Mid Cap	2,073,705	4,333,666	79,008,548	—	—	—
Global Resources	6,525,337	—	12,214,138	(164,060,330)	Short-term	2017
				(2,742,001)	Short-term	None
				$(166,802,331)

97

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
Invesco Van Kampen Growth and Income	$7,861,396	$—	$91,535,561	$(17,430,401)	Short-term	2017
JPMorgan Emerging Markets Equity	7,119,805	17,424,485	207,344,823	—	—	—
Liquid Assets	192,245	1,680	—	—	—	—
Marsico Growth	4,261,062	—	53,190,130	(2,769,045)	Short-term	2016
				(51,567,144)	Short-term	2017
				$(54,336,189)
MFS Total Return	18,849,391	—	110,707,125	(4,287,662)	Short-term	2016
				(133,304,957)	Short-term	2017
				$(137,592,619)
MFS Utilities	—	—	61,372,349	(29,624,090)	Short-term	2017
				(12,034,981)	Short-term	2018
				$(41,659,071)
Morgan Stanley Global Franchise	10,175,243	26,710,959	80,504,457	—	—	—
PIMCO Total Return Bond	106,790,055	32,654,042	197,171,759	—	—	—
Pioneer Mid Cap Value	1,090,013	—	36,884,189	(1,463,003)	Short-term	2016
				(138,590,943)	Short-term	2017
				$(140,053,946)
T. Rowe Price Capital Appreciation	141,422,465	189,313,986	402,378,924	—	—	—
T. Rowe Price Equity Income	4,832,973	1,163,986	179,314,791	(7,237,843)	Short-term	2015
				(2,390,465)	Short-term	2016
				(620,380)	Short-term	2017
				(162,382)	Short-term	2018
				$(10,411,070)*
T. Rowe Price International Stock	2,585,213	—	12,800,615	(40,316,112)	Short-term	2016
				(82,466,488)	Short-term	2017
				(608,466)	Short-term	None
				(8,129,586)	Long-term	None
				$(131,520,652)

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Portfolios’ major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of December 31, 2012, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 16 — LITIGATION

In November 2010, as part of the Tribune Co. (“Tribune”) Chapter 11 bankruptcy proceedings in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court), ING Funds Services, LLC, ING Series Fund, Inc. and other ING entities were named as defendants in a class action complaint filed as an adversary proceeding (the ”Complaint“). The Complaint alleges, among other things, that: (i) certain parties engaged in misconduct in connection with a leverage buyout transaction (the ”LBO“) by which Tribune converted to a privately held company in 2007, (ii) the LBO damaged Tribune, and (iii) the LBO ultimately forced Tribune to file for bankruptcy. The Complaint seeks to recover payments made to beneficial owners in 2007 in connection with the LBO. As of February 25, 2013, the T. Rowe Price Equity Income Portfolio, (the ”Subject Portfolio“), has not been served with an amended complaint. However, we anticipate that the Subject Portfolio will be named as a defendant. The value of the shares sold by the Subject Portfolio in connection with the LBO was $18,125,400.

98

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 16 — LITIGATION (continued)

On December 19, 2011, similar cases that were filed with various United States district courts relating to the Tribune LBO, including a complaint filed in the United States District Court of Pennsylvania which names the Subject Portfolio as a defendant, were consolidated into one action (the “MDL Action”) and transferred to the Southern District of New York (”NY District Court“). In addition, the Tribune Complaint was also moved from the Bankruptcy Court to the jurisdiction of the New York District Court and will be dealt with in conjunction with the MDL Action for pre-trial purposes. On November 6, 2012, the defendants in the consolidated action submitted a threshold motion to dismiss that, if granted, will dispose of the case against the ING Entities in the MDL Action. This motion to dismiss does not include the Tribune Complaint. The plaintiffs filed a motion in opposition to defendants’ motion to dismiss on December 21, 2012 and the defendants filed a reply to the motion in opposition on February 4, 2013. Oral arguments regarding the motion to dismiss are scheduled to be heard on March 1, 2013. The Subject Portfolio believes the claims raised in these actions are without merit and intends to vigorously defend against these actions.

NOTE 17 — RESTRUCTURING PLAN

The Investment Advisers, ING IM, the Administrator and the Distributor are indirect, wholly-owned subsidiaries of ING U.S., Inc. (”ING U.S.“). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of December 31, 2012 ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (”ING Groep“), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the ”Restructuring Plan“) to the European Commission to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S. by the end of 2013. In November 2012, ING Groep announced that the European Commission agreed to an amendment to the Restructuring Plan which will extend the time for the completion of the divestiture. Under the terms of the amendment, at least 25% of ING U.S. has to be divested by the end of 2013, more than 50% has to be divested by the end of 2014, with the remaining interest divested by the end of 2016. It is anticipated that an initial public offering of a portion of the ING U.S. common stock will be conducted in 2013 as part of the Restructuring Plan. ING Groep has announced that the base case for divesting ING U.S. is an initial public offering of ING U.S. common stock, in which ING Groep anticipates selling a portion of its ownership interest in ING U.S. and thereafter divesting its remaining ownership interest over time. While the base case is an initial public offering, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The investment advisory agreement for the Portfolios provides that it will terminate automatically in the event of its assignment, which would occur upon a transfer of a controlling block of the shares of the Investment Adviser. The Restructuring Plan may result in a need to obtain further Board and shareholder approval of new advisory agreements.

The Restructuring Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Investment Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. Completion of the Restructuring Plan is expected to result in the Investment Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Currently, the Investment Adviser does not anticipate that the Restructuring Plan will have an adverse impact on its operations or the operations of the Portfolios.

During the time that ING Groep retains a controlling interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep and its subsidiaries, including ING U.S. and the Investment Adviser, by U.S., European and other authorities, may negatively affect ING U.S. and the Investment Adviser. For example, restrictions on activities of entities controlled by ING Groep, including ING U.S. and the Investment Adviser, could be imposed under U.S., European or other laws or regulations, as a result of activities engaged in by ING Groep and its subsidiaries over which ING U.S. and the Investment Adviser have no control.

99

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 18 — SUBSEQUENT EVENTS

It is anticipated that one or more of the transactions contemplated by the Restructuring Plan may be deemed to be a change of control, resulting in the automatic terminations of the existing investment advisory and sub-advisory agreements (if applicable) for the Portfolios. At a meeting held on January 10, 2013, the Board approved new advisory and sub-advisory agreements (if applicable) for the Portfolios that will take effect upon shareholder approval or the close of the IPO, whichever is later. Information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable) will be disclosed in the Portfolios’ semi-annual shareholder report to be dated June 30, 2013. A proxy statement, including disclosures regarding the Board’s considerations, is expected to be sent to shareholders of the Portfolios included in this report, as well as shareholders of other ING Funds, seeking approval of the new investment advisory and sub-advisory agreements (if applicable).

At a meeting of the Board on January 10, 2013, the Board nominated 13 individuals (collectively, the ”Nominees“) for election as Trustees of the Trust. The Nominees include Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler, Roger B. Vincent, and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Albert E. DePrince Jr., Russell H. Jones, Martin J. Gavin, and Joseph E. Obermeyer, each of whom is not currently a member of the Board, but who serve as a director or trustee to other investment companies in the ING Fund Complex. These nominations are, in part, the result of an effort on the part of the Board, another board in the ING Fund Complex, and the Investment Advisers to the Portfolios to consolidate the membership of the boards so that the same members serve on each board in the ING Fund Complex. A proxy statement is being sent to shareholders of the Portfolios included in this report, as well as shareholders of other ING Funds, seeking approval of the same Nominees. If these proposals were all approved by shareholders, the result would be that all ING Funds would be governed by a board made up of the same individuals.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

100

ING BLACKROCK HEALTH SCIENCES OPPORTUNITIES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.6%
		Consumer Discretionary: 0.5%
84,600		Other Securities	$1,168,326	0.5

		Consumer Staples: 0.9%
138,200		Other Securities	2,186,677	0.9

		Health Care: 95.0%
88,800	@	AbbVie, Inc.	3,033,408	1.3
70,300	@	Acorda Therapeutics, Inc.	1,747,658	0.7
53,814		Aetna, Inc.	2,491,588	1.1
69,700		Agilent Technologies, Inc.	2,853,518	1.2
60,474	@	Alexion Pharmaceuticals, Inc.	5,673,066	2.4
52,118		Allergan, Inc.	4,780,784	2.0
46,800		AmerisourceBergen Corp.	2,020,824	0.9
53,419		Amgen, Inc.	4,611,128	2.0
66,000		Baxter International, Inc.	4,399,560	1.9
30,900		Becton Dickinson & Co.	2,416,071	1.0
37,800	@	Biogen Idec, Inc.	5,544,126	2.3
62,700		Bristol-Myers Squibb Co.	2,043,393	0.9
78,500	@	Brookdale Senior Living, Inc.	1,987,620	0.8
76,647		Cardinal Health, Inc.	3,156,324	1.3
76,500	@	Catamaran Corp.	3,603,915	1.5
90,812	@	Celgene Corp.	7,148,721	3.0
41,700		Cigna Corp.	2,229,282	0.9
39,300		Cooper Cos., Inc.	3,634,464	1.5
68,310		Covidien PLC	3,944,219	1.7
31,655		CSL Ltd.	1,787,163	0.8
46,600	@	Cubist Pharmaceuticals, Inc.	1,959,996	0.8
56,200		Densply International, Inc.	2,226,082	0.9
196,300		Eli Lilly & Co.	9,681,516	4.1
109,766	@	Express Scripts Holding Co.	5,927,364	2.5
72,780	@	Gilead Sciences, Inc.	5,345,691	2.3
59,500	@, L	Infinity Pharmaceuticals, Inc.	2,082,500	0.9
127,500		Johnson & Johnson	8,937,750	3.8
44,091	@	Life Technologies Corp.	2,163,986	0.9
26,731		McKesson Corp.	2,591,838	1.1
42,352	@	Medivation, Inc.	2,166,728	0.9
70,788		Medtronic, Inc.	2,903,724	1.2
85,300		Merck & Co., Inc.	3,492,182	1.5
9,338	@	Mettler Toledo International, Inc.	1,805,036	0.8
101,100		Novartis AG	6,386,819	2.7
22,500		Perrigo Co.	2,340,675	1.0
515,730		Pfizer, Inc.	12,934,508	5.5
44,300		Resmed, Inc.	1,841,551	0.8

COMMON STOCK: (continued)
		Health Care: (continued)
42,700		Roche Holding AG — Genusschein	$8,633,137	3.7
88,800		Sanofi-Aventis SA	8,420,940	3.6
117,000	@, L	Seattle Genetics, Inc.	2,714,400	1.1
55,300	@	Sirona Dental Systems, Inc.	3,564,638	1.5
53,200		Stryker Corp.	2,916,424	1.2
45,400		Thermo Fisher Scientific, Inc.	2,895,612	1.2
88,775		UnitedHealth Group, Inc.	4,815,156	2.0
45,500		Universal Health Services, Inc.	2,199,925	0.9
46,900	@	Valeant Pharmaceuticals International	2,803,213	1.2
81,767	@	VCA Antech, Inc.	1,721,195	0.7
44,920	@	Vertex Pharmaceuticals, Inc.	1,883,945	0.8
30,932	@	Waters Corp.	2,694,796	1.1
40,100	@	Watson Pharmaceuticals, Inc.	3,448,600	1.5
3,223,137		Other Securities(a)	32,271,567	13.6
			224,878,326	95.0

		Industrials: 0.7%
59,729		Other Securities	1,581,644	0.7

		Materials: 0.5%
15,900		Other Securities	1,169,922	0.5

		Total Common Stock
		(Cost $214,299,021)	230,984,895	97.6

WARRANTS: 0.0%
		Health Care: 0.0%
133,228		Other Securities	21,196	0.0

		Total Warrants
		(Cost $—)	21,196	0.0

		Total Long-Term Investments
		(Cost $214,299,021)	231,006,091	97.6

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 6.1%
	Securities Lending Collateralcc(1): 1.9%
1,087,242	Cantor Fitzgerald, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,087,260, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–7.500%, Market Value plus accrued interest $1,108,987, due 07/15/13–08/01/46)	1,087,242	0.4

See Accompanying Notes to Financial Statements

101

ING BLACKROCK HEALTH SCIENCES OPPORTUNITIES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,087,242	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,087,254, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,108,987, due 10/01/16–12/20/42)	$1,087,242	0.4
228,808	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $228,810, collateralized by various U.S. Government Securities, 0.750%–1.625%, Market Value plus accrued interest $233,385, due 10/31/17–08/15/22)	228,808	0.1
1,087,242	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%–0.19%, due 01/02/13 (Repurchase Amount $1,087,253, collateralized by various U.S. Government Agency Obligations, 0.500%–6.000%, Market Value plus accrued interest $1,108,987, due 08/09/13–06/20/42)	1,087,242	0.5
1,087,242	Royal Bank of Canada, Repurchase Agreement dated 12/26/12, 0.18%, due 01/02/13 (Repurchase Amount $1,087,280, collateralized by various U.S. Government Agency Obligations, 2.000%–4.500%, Market Value plus accrued interest $1,108,987, due 10/01/32–01/01/43)	1,087,242	0.5
		4,577,776	1.9

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Affiliated Investment Companies: 4.2%
9,950,540	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $9,950,540)	$9,950,540	4.2

	Total Short-Term Investments
	(Cost $14,528,316)	14,528,316	6.1

	Total Investments in Securities (Cost $228,827,337)	$245,534,407	103.7
	Liabilities in Excess of Other Assets	(8,833,757)	(3.7)
	Net Assets	$236,700,650	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $229,529,072.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$20,773,501
Gross Unrealized Depreciation	(4,768,166)
Net Unrealized Appreciation	$16,005,335

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$1,168,326	$—	$—	$1,168,326
Consumer Staples	2,186,677	—	—	2,186,677

See Accompanying Notes to Financial Statements

102

ING BLACKROCK HEALTH SCIENCES OPPORTUNITIES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Health Care	$197,098,453	$27,779,873	$—	$224,878,326
Industrials	—	1,581,644	—	1,581,644
Materials	1,169,922	—	—	1,169,922
Total Common Stock	201,623,378	29,361,517	—	230,984,895
Warrants	—	21,196	—	21,196
Short-Term Investments	9,950,540	4,577,776	—	14,528,316
Total Investments, at fair value	$211,573,918	$33,960,489	$—	$245,534,407
Other Financial Instruments+
Forward Foreign Currency Contracts	—	33,824	—	33,824
Total Assets	$211,573,918	$33,994,313	$—	$245,568,231
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(569,912)	$—	$(569,912)
Total Liabilities	$—	$(569,912)	$—	$(569,912)

ˆ	See Note 2, ″Significant Accounting Policies″ in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING BlackRock Health Sciences Opportunities Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Danish Krone	161,173	Buy	01/16/13	$28,583	$28,520	$(63)
Citigroup, Inc.	British Pound	235,000	Buy	01/16/13	372,940	381,731	8,791
Deutsche Bank AG	EU Euro	1,438,417	Buy	01/16/13	1,898,049	1,898,867	818
Royal Bank of Scotland Group PLC	Swiss Franc	494,785	Buy	01/16/13	531,089	541,104	10,015
UBS Warburg LLC	British Pound	426,000	Buy	01/16/13	680,398	691,990	11,592
							$31,153

Citigroup, Inc.	Swiss Franc	305,518	Sell	01/16/13	$326,516	$334,120	$(7,604)
Citigroup, Inc.	Swiss Franc	101,277	Sell	01/16/13	107,460	110,758	(3,298)
Citigroup, Inc.	Swiss Franc	1,055,058	Sell	01/16/13	1,122,832	1,153,827	(30,995)
Citigroup, Inc.	Swiss Franc	336,657	Sell	01/16/13	360,886	368,173	(7,287)
Citigroup, Inc.	Swiss Franc	8,680,978	Sell	01/16/13	9,302,815	9,493,647	(190,832)
Citigroup, Inc.	Canadian Dollar	170,000	Sell	01/16/13	173,222	170,858	2,364
Deutsche Bank AG	Australian Dollar	28,817	Sell	01/16/13	30,138	29,894	244
Deutsche Bank AG	EU Euro	9,283,000	Sell	01/16/13	12,022,924	12,254,570	(231,646)
Merrill Lynch & Co., Inc.	Australian Dollar	967,000	Sell	01/16/13	983,025	1,003,152	(20,127)
Royal Bank of Scotland Group PLC	Swiss Franc	546,968	Sell	01/16/13	589,391	598,173	(8,782)
Royal Bank of Scotland Group PLC	EU Euro	66,000	Sell	01/16/13	85,441	87,127	(1,686)
Royal Bank of Scotland Group PLC	Swiss Franc	399,078	Sell	01/16/13	427,284	436,437	(9,153)
Royal Bank of Scotland Group PLC	Danish Krone	62,000	Sell	01/16/13	10,808	10,971	(163)
UBS Warburg LLC	Australian Dollar	195,000	Sell	01/16/13	198,932	202,290	(3,358)
UBS Warburg LLC	British Pound	661,000	Sell	01/16/13	1,060,586	1,073,721	(13,135)
UBS Warburg LLC	Swiss Franc	548,730	Sell	01/16/13	589,307	600,100	(10,793)
UBS Warburg LLC	Swiss Franc	1,691,497	Sell	01/16/13	1,818,858	1,849,848	(30,990)
							$(567,241)

See Accompanying Notes to Financial Statements

103

ING BLACKROCK HEALTH SCIENCES OPPORTUNITIES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$33,824
Total Asset Derivatives		$33,824
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$569,912
Total Liability Derivatives		$569,912

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Written Options
Equity contracts	$—	$76,006
Foreign exchange contracts	167,252	—
Total	$167,252	$76,006

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(1,135,908)
Total	$(1,135,908)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

104

ING BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 31.2%
		Consumer Discretionary: 3.1%
2,051,000	#	ADT Corp., 2.250%, 07/15/17	$2,036,192	0.4
600,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	636,000	0.1
413,000	#, L	CC Holdings GS V LLC, 2.381%, 12/15/17	415,347	0.1
1,792,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 2.400%, 03/15/17	1,836,821	0.4
642,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	649,929	0.1
1,000,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	1,182,526	0.3
750,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	840,000	0.2
6,390,000		Other Securities	6,688,021	1.5
			14,284,836	3.1

		Consumer Staples: 1.5%
750,000	#	JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20	798,750	0.2
1,239,000	#	Kraft Foods Group, Inc., 5.000%, 06/04/42	1,394,605	0.3
4,365,000		Other Securities	4,738,406	1.0
			6,931,761	1.5

		Energy: 4.8%
1,774,000		BP Capital Markets PLC, 2.248%–3.245%, 11/01/16–05/06/22	1,855,549	0.4
1,755,000		Energy Transfer Partners L.P., 4.650%–6.050%, 06/01/21–06/01/41	1,955,359	0.4
1,723,000		Phillips 66, 2.950%–4.300%, 05/01/17–04/01/22	1,888,455	0.4
679,000	#	Schlumberger Investment SA, 1.950%, 09/14/16	697,382	0.2
2,204,000		Transocean, Inc., 2.500%–6.375%, 10/15/17–10/15/22	2,395,690	0.5
12,514,000		Other Securities(a)	13,531,290	2.9
			22,323,725	4.8

		Financials: 11.8%
1,451,000		American International Group, Inc., 5.850%–8.175%, 01/16/18–05/15/58	1,794,277	0.4
1,562,000		Bank of America Corp., 3.875%, 03/22/17	1,695,148	0.4
601,000		Bank of America Corp., 5.700%, 01/24/22	723,311	0.1
649,000	#	Charles Schwab Corp./The, 3.225%, 09/01/22	659,241	0.1
2,452,000		Citigroup, Inc., 4.450%–5.875%, 01/10/17–01/30/42	2,757,922	0.6

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
736,000	#	Cooperatieve Centrale Raiffeisen–Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	$1,001,517	0.2
549,000	#	Discover Financial Services, 3.850%, 11/21/22	567,010	0.1
810,000	#	ERAC USA Finance LLC, 3.300%, 10/15/22	820,835	0.2
1,840,000		Ford Motor Credit Co. LLC, 3.000%, 06/12/17	1,891,796	0.4
1,631,000		General Electric Capital Corp., 4.650%, 10/17/21	1,862,530	0.4
2,727,000		General Electric Capital Corp., 3.150%–7.125%, 10/17/16–12/15/49	2,974,146	0.7
1,509,000		Goldman Sachs Group, Inc., 3.300%–5.950%, 05/03/15–01/24/22	1,730,516	0.4
505,000	#	HBOS PLC, 6.750%, 05/21/18	546,031	0.1
506,000		HSBC Finance Corp., 6.676%, 01/15/21	600,725	0.1
1,384,000		HSBC USA, Inc., 1.625%–2.375%, 02/13/15–01/16/18	1,411,321	0.3
3,304,000		JPMorgan Chase & Co., 2.000%–5.400%, 08/15/17–01/06/42	3,608,913	0.8
1,566,000		Morgan Stanley, 4.750%–5.500%, 03/22/17–07/28/21	1,728,280	0.4
463,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	472,882	0.1
815,000	#	Sberbank of Russia Via SB Capital SA, 5.125%, 10/29/22	834,356	0.2
493,000	#	Simon Property Group L.P., 1.500%, 02/01/18	490,623	0.1
487,000		Wells Fargo & Co., 2.100%, 05/08/17	503,851	0.1
24,447,000		Other Securities(a)	25,656,790	5.6
			54,332,021	11.8

		Health Care: 2.4%
766,000	#	AbbVie, Inc., 2.900%, 11/06/22	780,811	0.2
2,012,000	#	Aristotle Holding, Inc., 2.650%, 02/15/17	2,092,637	0.4
750,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	823,125	0.2
1,538,000		WellPoint, Inc., 3.700%–4.625%, 08/15/21–05/15/42	1,606,424	0.3
5,716,000		Other Securities	5,991,813	1.3
			11,294,810	2.4

See Accompanying Notes to Financial Statements

105

ING BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Industrials: 1.1%
429,000	#	Turlock Corp., 2.750%, 11/02/22	$428,079	0.1
4,407,000		Other Securities	4,765,388	1.0
			5,193,467	1.1

		Information Technology: 1.8%
1,635,000		eBay, Inc., 4.000%, 07/15/42	1,593,997	0.3
2,550,000		Hewlett–Packard Co., 2.600%, 09/15/17	2,485,949	0.5
4,281,000		Other Securities	4,443,528	1.0
			8,523,474	1.8

		Materials: 2.2%
1,500,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	1,531,946	0.3
300,000	#	Ashland, Inc., 4.750%, 08/15/22	313,500	0.1
750,000	#	Sealed Air Corp., 8.375%, 09/15/21	860,625	0.2
815,000	#	Xstrata Finance Canada Ltd., 4.000%, 10/25/22	824,541	0.2
659,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	708,370	0.1
815,000	#	Xstrata Finance Canada Ltd., 5.300%, 10/25/42	818,834	0.2
4,911,000		Other Securities	5,013,497	1.1
			10,071,313	2.2

		Telecommunication Services: 1.3%
1,317,000		AT&T, Inc., 5.350%, 09/01/40	1,535,124	0.3
2,261,000		Verizon Communications, Inc., 1.950%, 03/28/14	2,302,584	0.5
2,159,000		Other Securities	2,341,570	0.5
			6,179,278	1.3

		Utilities: 1.2%
5,030,000		Other Securities	5,395,390	1.2

		Total Corporate Bonds/Notes
		(Cost $142,011,815)	144,530,075	31.2

COLLATERALIZED MORTGAGE OBLIGATIONS: 16.0%
345,000	#	Banc of America Re-Remic Trust, 2.959%, 12/10/30	359,361	0.1
1,121,757	#	Banc of America Large Loan, Inc., 1.609%, 06/15/18	1,103,420	0.3
1,000,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.317%, 06/10/49	1,082,885	0.2
1,300,000	#	BB-UBS Trust, 2.892%, 06/05/30	1,330,941	0.3

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
460,000	#	Bear Stearns Commercial Mortgage Securities, 5.573%, 04/12/38	$468,048	0.1
1,800,000	#	Citigroup Commercial Mortgage Trust, 5.360%, 04/15/40	1,828,803	0.4
2,715,430		Citimortgage Alternative Loan Trust, 6.000%, 02/25/37–06/25/37	2,303,149	0.5
3,170,000	ˆ	Commercial Mortgage Pass Through Certificates, 1.951%, 12/10/45	391,622	0.1
4,578,947	ˆ	Commercial Mortgage Pass Through Certificates, 1.973%, 08/15/45	577,519	0.1
14,680,013	ˆ	Commercial Mortgage Pass Through Certificates, 2.260%, 05/15/45	2,051,344	0.5
10,860,000	#, ˆ	Commercial Mortgage Pass Through Certificates, 0.600%, 10/15/45	570,606	0.1
4,847,998		Countrywide Alternative Loan Trust, 0.330%, 06/25/36	3,205,087	0.7
220,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.575%, 04/12/49	228,661	0.1
1,340,000	#	Credit Suisse First Boston Mortgage Securities Corp., 7.269%, 12/15/35	1,383,711	0.3
600,000		Credit Suisse First Boston Mortgage Securities Corp., 5.343%–7.475%, 08/15/36–12/15/39	613,703	0.1
855,194	ˆ	First Horizon Alternative Mortgage Securities, 6.490%, 12/25/36	203,339	0.0
3,848,998		First Horizon Alternative Mortgage Securities, 0.510%–6.250%, 05/25/36–02/25/37	3,085,196	0.7
718,739	#	Fosse Master Issuer PLC, 1.725%, 10/18/54	729,130	0.1
2,000,000	#	GE Capital Commercial Mortgage Corp., 5.496%, 11/10/38	1,943,459	0.4
2,000,000	#	Greenwich Capital Commercial Funding Corp., 5.567%, 01/05/36	2,030,208	0.5
2,000,000	#	Greenwich Capital Commercial Funding Corp., 5.807%, 01/05/36	1,940,799	0.4
3,540,000	ˆ	GS Mortgage Securities Corp. II, 2.411%, 11/10/45	541,674	0.1
12,932,841	ˆ	GS Mortgage Securities Corp. II, 2.623%, 05/10/45	1,953,657	0.4

See Accompanying Notes to Financial Statements

106

ING BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
630,000	#	GS Mortgage Securities Corp. II, 2.954%, 11/05/34	$648,459	0.2
1,070,000	#	GS Mortgage Securities Corp. II, 3.007%, 12/10/30	1,095,252	0.2
1,990,870		GSR Mortgage Loan Trust, 5.500%–6.000%, 05/25/36–01/25/37	1,809,369	0.4
386,489		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	327,437	0.1
11,000,000	ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 1.958%, 12/15/47	1,356,213	0.3
2,000,000		JP Morgan Chase Commercial Mortgage Securities Corp., 5.662%, 06/12/41	2,014,083	0.4
4,700,000	#, ˆ	JP Morgan Chase Commercial Mortgage Securities Corp., 0.361%, 12/15/47	137,952	0.0
1,774,042		JP Morgan Mortgage Trust, 6.000%, 01/25/36	1,765,939	0.4
1,755,538		JP Morgan Mortgage Trust, 6.500%, 08/25/36	1,578,634	0.4
191,205		JP Morgan Chase Commercial Mortgage Securities Corp., 4.903%, 10/15/42	191,074	0.0
2,500,000	#	Lanark Master Issuer PLC, 1.711%, 12/22/54	2,562,800	0.5
1,000,000	#	LB-UBS Commercial Mortgage Trust, 5.169%, 07/15/37	983,621	0.2
1,500,000	#	LB-UBS Commercial Mortgage Trust, 5.373%, 10/15/36	1,407,640	0.3
1,270,000	#	LB-UBS Commercial Mortgage Trust, 5.526%, 10/15/36	965,653	0.2
840,000	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	794,111	0.2
2,610,000		LB-UBS Commercial Mortgage Trust, 5.347%–5.885%, 06/15/38–11/15/40	2,850,102	0.6
1,820,000		Merrill Lynch Mortgage Investors, Inc., 6.750%, 11/15/26	1,899,699	0.4
530,000	#	Morgan Stanley Capital I Trust 2007–TOP25, 5.614%, 11/12/49	264,312	0.1
510,000		Morgan Stanley Capital I Trust 2008–TOP29, 6.275%, 01/11/43	610,891	0.1
1,230,000		Morgan Stanley Capital I, Inc., 5.575%, 04/12/49	1,304,730	0.3
510,000		Morgan Stanley Capital I, 5.073%, 08/13/42	535,087	0.1

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,840,000	#	Morgan Stanley Dean Witter Capital I, 6.082%, 03/12/35	$1,836,744	0.4
2,129,365		Morgan Stanley Mortgage Loan Trust 2005–7, 5.500%, 11/25/35	1,822,691	0.4
370,000	#	RBSCF Trust, 5.305%, 01/16/49	380,434	0.1
2,500,000	#	Silverstone Master Issuer PLC, 1.869%, 01/21/55	2,554,825	0.5
830,000	#	Springleaf Mortgage Loan Trust, 4.440%, 12/25/59	834,150	0.2
1,973,133		Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.500%–6.000%, 10/25/35–11/25/35	1,717,894	0.4
3,200,363	#, ˆ	Wells Fargo Mortgage Backed Securities Trust, 2.255%, 08/15/45	423,526	0.1
2,029,278		Wells Fargo Mortgage Backed Securities Trust, 5.573%–6.000%, 04/25/36–07/25/37	2,045,954	0.4
7,586,533		Other Securities	7,259,906	1.6

		Total Collateralized Mortgage Obligations
		(Cost $72,587,382)	73,905,504	16.0

ASSET-BACKED SECURITIES: 3.7%
		Automobile Asset-Backed Securities: 0.1%
250,000	#	Motor PLC, 1.286%, 02/25/20	250,958	0.1

		Credit Card Asset-Backed Securities: 0.5%
1,000,000	#	Cards II Trust, 0.659%, 09/15/17	1,005,113	0.2
1,300,000	#	Gracechurch Card Funding PLC, 0.909%, 02/15/17	1,312,547	0.3
			2,317,660	0.5

		Home Equity Asset-Backed Securities: 0.3%
3,148,615		Other Securities	1,468,163	0.3

		Other Asset-Backed Securities: 2.8%
983,353	#	Aimco CDO, 0.569%, 10/20/19	957,782	0.2
543,339	#	ARES CLO Ltd., 6.562%, 02/26/16	543,250	0.1
141,833	#	ARES X CLO Ltd., 0.548%, 09/18/17	141,183	0.0
412,374	#	Black Diamond CLO Ltd., 0.579%, 06/20/17	406,506	0.1
1,220,908	#	Black Diamond CLO Ltd., 0.659%, 06/20/17	1,182,773	0.2
800,000	#	Castle Garden Funding, 6.560%, 10/27/20	847,607	0.2

See Accompanying Notes to Financial Statements

107

ING BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
1,750,000	#	Emporia Preferred Funding, 0.825%, 10/18/18	$1,622,029	0.4
1,550,000	#	Gulf Stream — Sextant CLO Ltd., 0.652%, 08/21/20	1,491,226	0.3
1,734,359	#	Lightpoint CLO Ltd., 0.568%, 09/15/17	1,705,112	0.4
1,500,000	#	Olympic CLO Ltd., 1.810%, 05/15/16	1,494,230	0.3
436,795	#	Stanfield Modena CLO Ltd., 1.560%, 09/22/16	436,910	0.1
1,500,000	#	Whitney CLO Ltd., 0.761%, 03/01/17	1,485,084	0.3
830,000		Other Securities	829,343	0.2
			13,143,035	2.8

		Total Asset-Backed Securities
		(Cost $16,950,489)	17,179,816	3.7

U.S. TREASURY OBLIGATIONS: 17.8%
		U.S. Treasury Bonds: 4.2%
6,715,000	L	1.625%, due 11/15/22	6,634,212	1.4
13,354,000		2.750%, due 08/15/42	12,849,058	2.8
			19,483,270	4.2

		U.S. Treasury Notes: 13.6%
20,269,000		0.250%, due 11/30/14	20,272,973	4.4
24,671,000		0.250%, due 12/15/15	24,599,701	5.3
934,000		0.625%, due 11/30/17	930,643	0.2
3,622,800		0.750%, due 12/31/17	3,627,894	0.8
7,692,000		1.000%, due 11/30/19	7,611,472	1.6
5,807,000		1.125%, due 12/31/19	5,786,130	1.3
			62,828,813	13.6

		Total U.S. Treasury Obligations
		(Cost $82,635,239)	82,312,083	17.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 30.6%
		Federal Home Loan Mortgage Corporation: 11.0%##
28,006,000	W	3.500%, due 07/15/41	29,789,195	6.4
5,431,528		3.500%, due 08/01/42	5,793,926	1.2
14,011,471	ˆ	5.500%, due 12/15/18	1,218,006	0.3
8,634,638		6.500%, due 03/15/42	9,984,444	2.2
6,721,814	ˆ	23.800%, due 01/15/36	4,121,108	0.9
			50,906,679	11.0

		Federal National Mortgage Association: 17.7%##
6,700,000	W	2.500%, due 01/15/28	7,007,781	1.5
33,500,000	W	3.000%, due 11/25/42	34,960,391	7.6
6,402,239		3.500%, due 08/01/42	6,847,159	1.5
1,946,153		3.500%, due 08/01/42	2,081,400	0.4
4,682,131		4.000%, due 08/01/42	5,082,728	1.1
1,691,453		4.000%, due 08/01/42	1,836,172	0.4
2,052,148		4.000%, due 08/01/42	2,227,727	0.5
2,373,252		5.000%, due 02/01/35	2,586,025	0.6
14,907,181		5.000%, due 12/01/36	16,187,773	3.5
12,553,077	ˆ	5.000%, due 04/25/42	3,012,661	0.6
			81,829,817	17.7

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: 1.9%
2,482,746		4.000%, due 10/20/42	$2,705,735	0.6
2,000,000		4.500%, due 05/20/39	2,293,278	0.5
8,326,950	ˆ	4.500%, due 05/20/40	1,297,366	0.3
12,347,452	ˆ	5.000%, due 03/20/40	2,275,455	0.5
			8,571,834	1.9

		Total U.S. Government Agency Obligations
		(Cost $140,587,576)	141,308,330	30.6

Shares			Value	Percentage of Net Assets

PREFERRED STOCK: 0.3%
		Financials: 0.3%
58,000		Other Securities(a)	1,461,980	0.3

		Total Preferred Stock
		(Cost $1,450,000)	1,461,980	0.3

INVESTMENT COMPANIES: 12.7%
		Affiliated Mutual Funds: 12.7%
1,224,971		ING Emerging Markets Corporate Debt Fund Class P	12,813,197	2.8
2,075,512		ING Emerging Markets Hard Currency Sovereign Debt Fund Class P	21,606,078	4.7
2,300,000		ING Emerging Markets Local Currency Debt Fund Class P	23,943,000	5.2

		Total Investment Companies
		(Cost $56,200,000)	58,362,275	12.7

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: 0.1%
		Interest Rate Swaptions: 0.1%
5,236,000	@	Call Swaption, Receive a floating rate based on 3-month-USD-LIBOR and pay a fixed rate equal to 2.828%, Exp. 10/25/13 Counterparty: Deutsche Bank AG	281,504	0.0
5,236,000	@	Put Swaption, Receive a fixed rate equal to 2.828% and pay a floating based on 3-month-USD-LIBOR, Exp. 10/25/13 Counterparty: Deutsche Bank AG	328,353	0.1
			609,857	0.1

		Total Purchased Options
		(Cost $781,735)	609,857	0.1

		Total Long-Term Investments
		(Cost $513,204,236)	519,669,920	112.4

See Accompanying Notes to Financial Statements

108

ING BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 5.1%
		Commercial Paper: 2.0%
4,600,000	#	Devon Energy Corp, 0.380%, 02/12/13	$4,597,925	1.0
4,500,000		Kinder Morgan Energy Partners LP, 0.430%, 01/10/13	4,499,462	1.0
			9,097,387	2.0

		Securities Lending Collateralcc(1): 1.9%
2,110,903		Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $2,110,938, collateralized by various U.S. Government Agency Obligations, 3.500%–5.500%, Market Value plus accrued interest $2,153,121, due 08/01/27–01/01/43)	2,110,903	0.4
2,110,903		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $2,110,926, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $2,153,121, due 10/01/16–12/20/42)	2,110,903	0.4
444,349		JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $444,353, collateralized by various U.S. Government Securities, 0.750%–1.625%, Market Value plus accrued interest $453,237, due 10/31/17–08/15/22)	444,349	0.1
2,110,903		Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%–0.19%, due 01/02/13 (Repurchase Amount $2,110,925, collateralized by various U.S. Government Agency Obligations, 0.500%–6.000%, Market Value plus accrued interest $2,153,121, due 08/09/13–06/20/42)	2,110,903	0.5

SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateralcc(1): (continued)
2,110,903		Nomura Securities, Repurchase Agreement dated 12/31/12, 0.35%, due 01/02/13 (Repurchase Amount $2,110,943, collateralized by various U.S. Government Agency Obligations, 0.000%–6.101%, Market Value plus accrued interest $2,153,121, due 03/10/14–12/20/42)	$2,110,903	0.5
			8,887,961	1.9

Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.2%
5,768,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $5,768,000)	5,768,000	1.2

		Total Short-Term Investments
		(Cost $23,753,652)	23,753,348	5.1

		Total Investments in Securities (Cost $536,957,888)	$543,423,268	117.5
		Liabilities in Excess of Other Assets	(81,082,040)	(17.5)
		Net Assets	$462,341,228	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

W	Settlement is on a when-issued or delayed-delivery basis.

L	Loaned security, a portion or all of the security is on loan at December 31, 2012.

See Accompanying Notes to Financial Statements

109

ING BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $537,145,447.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$7,917,551
Gross Unrealized Depreciation	(1,639,730)
Net Unrealized Appreciation	$6,277,821

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Preferred Stock	$—	$1,461,980	$—	$1,461,980
Purchased Options	—	609,857	—	609,857
Corporate Bonds/Notes	—	144,530,075	—	144,530,075
Collateralized Mortgage Obligations	—	71,327,643	2,577,861	73,905,504
Short-Term Investments	5,768,000	17,985,348	—	23,753,348
U.S. Treasury Obligations	—	82,312,083	—	82,312,083
U.S. Government Agency Obligations	—	141,308,330	—	141,308,330
Asset-Backed Securities	—	17,179,816	—	17,179,816
Investment Companies	58,362,275	—	—	58,362,275
Total Investments, at fair value	$64,130,275	$476,715,132	$2,577,861	$543,423,268
Other Financial Instruments+
Futures	405,550	—	—	405,550
Forward Foreign Currency Contracts	—	167,671	—	167,671
Total Assets	$64,535,825	$476,882,803	$2,577,861	$543,996,489
Liabilities Table
Other Financial Instruments+
Swaps	$—	$(51,615)	$—	$(51,615)
Futures	(4,382)	—	—	(4,382)
Forward Foreign Currency Contracts	—	(680,626)	—	(680,626)
Total Liabilities	$(4,382)	$(732,241)	$—	$(736,623)

ˆ	See Note 2, ″Significant Accounting Policies″ in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Indonesian Rupiah	8,853,660,000	Buy	01/11/13	$909,000	$917,753	$8,753
Barclays Bank PLC	Colombian Peso	2,116,396,000	Buy	03/08/13	1,192,000	1,190,862	(1,138)
Barclays Bank PLC	Mexican Peso	12,143,344	Buy	03/08/13	928,000	933,919	5,919
Barclays Bank PLC	Thai Baht	20,757,932	Buy	03/08/13	676,000	676,112	112
Barclays Bank PLC	Turkish Lira	1,662,688	Buy	03/08/13	925,000	924,116	(884)
Barclays Bank PLC	Mexican Peso	101,972	Buy	03/08/13	7,781	7,842	61
Barclays Bank PLC	EU Euro	3,798,633	Buy	03/08/13	4,914,995	5,016,813	101,818
Citigroup, Inc.	Indian Rupee	125,656,400	Buy	03/08/13	2,292,582	2,293,419	837
Citigroup, Inc.	EU Euro	123,383	Buy	03/08/13	159,179	162,950	3,771
Deutsche Bank AG	Russian Ruble	22,754,875	Buy	01/11/13	737,000	743,686	6,686
Deutsche Bank AG	Chinese Yuan	6,152,169	Buy	08/09/13	977,000	974,310	(2,690)
HSBC	Hungarian Forint	366,259,642	Buy	01/11/13	1,681,000	1,657,561	(23,439)
HSBC	Brazilian Real	4,692,154	Buy	01/11/13	2,273,000	2,289,079	16,079
HSBC	Brazilian Real	8,644,369	Buy	01/11/13	4,218,000	4,217,178	(822)
HSBC	South Korean Won	1,253,278,800	Buy	03/08/13	1,164,000	1,166,165	2,165

See Accompanying Notes to Financial Statements

110

ING BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
HSBC	Malaysian Ringgit	5,662,902	Buy	03/08/13	$1,847,000	$1,843,553	$(3,447)
HSBC	Polish Zloty	2,768,235	Buy	03/08/13	895,000	888,559	(6,441)
HSBC	South African Rand	8,285,575	Buy	03/08/13	966,000	968,773	2,773
							$110,113

Barclays Bank PLC	Russian Ruble	36,282,709	Sell	01/11/13	$1,193,000	$1,185,810	$7,190
Barclays Bank PLC	Brazilian Real	11,594,402	Sell	01/11/13	5,533,000	5,656,359	(123,359)
Barclays Bank PLC	Colombian Peso	1,371,800,000	Sell	03/08/13	760,000	771,890	(11,890)
Barclays Bank PLC	Indian Rupee	79,913,340	Sell	03/08/13	1,443,000	1,440,819	2,181
Barclays Bank PLC	EU Euro	210,789	Sell	03/08/13	279,000	278,386	614
Barclays Bank PLC	Hungarian Forint	323,644,620	Sell	01/11/13	1,435,795	1,464,701	(28,906)
Barclays Bank PLC	South African Rand	21,723,568	Sell	03/08/13	2,410,917	2,539,981	(129,064)
Credit Suisse Group AG	Turkish Lira	4,102,551	Sell	03/08/13	2,247,816	2,280,185	(32,369)
Citigroup, Inc.	EU Euro	3,752,139	Sell	03/08/13	4,871,600	4,955,407	(83,807)
Credit Suisse Group AG	Peruvian Nuevo Sol	3,802,894	Sell	03/08/13	1,478,000	1,484,825	(6,825)
Deutsche Bank AG	Russian Ruble	9,950,090	Sell	01/11/13	310,867	325,193	(14,326)
Deutsche Bank AG	Czech Koruna	17,742,067	Sell	03/08/13	931,000	933,955	(2,955)
Deutsche Bank AG	Mexican Peso	6,480,595	Sell	03/08/13	506,000	498,409	7,591
Deutsche Bank AG	EU Euro	71	Sell	03/08/13	91	93	(2)
Deutsche Bank AG	Colombian Peso	1,767,783,500	Sell	03/08/13	958,252	994,703	(36,451)
Deutsche Bank AG	Polish Zloty	7,516,634	Sell	03/08/13	2,273,702	2,412,719	(139,017)
HSBC	Indonesian Rupiah	21,851,682,000	Sell	01/11/13	2,256,706	2,265,102	(8,396)
HSBC	Brazilian Real	4,709,291	Sell	01/11/13	2,298,561	2,297,440	1,121
HSBC	Malaysian Ringgit	7,141,954	Sell	03/08/13	2,314,383	2,325,058	(10,675)
HSBC	Thai Baht	52,147,440	Sell	03/08/13	1,684,784	1,698,507	(13,723)
							$(623,068)

ING Bond Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	159	03/28/13	$35,054,533	$9,542
U.S. Treasury 5-Year Note	26	03/28/13	3,234,765	(4,382)
			$38,289,298	$5,160
Short Contracts
U.S. Treasury 10-Year Note	(149)	03/19/13	$(19,784,406)	$88,096
U.S. Treasury Long Bond	(108)	03/19/13	(15,930,000)	266,355
U.S. Treasury Ultra Long Bond	(24)	03/19/13	(3,902,250)	41,557
			$(39,616,656)	$396,008

ING Bond Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2012:

Credit Default Swaps on Credit Indices — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CDX.NA.IG.19 Index	Buy	(1.000)	12/20/17	USD 23,268,000	$(51,615)	$(82,543)	$30,928
						$(51,615)	$(82,543)	$30,928

(1)	If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

See Accompanying Notes to Financial Statements

111

ING BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$609,857
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	167,671
Credit contracts	Unrealized appreciation on OTC swap agreements	30,928
Interest rate contracts	Net Assets — Unrealized appreciation**	405,550
Total Asset Derivatives		$1,214,006
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$680,626
Credit contracts	Upfront payments received on OTC swap agreements	82,543
Interest rate contracts	Net Assets — Unrealized depreciation**	4,382
Total Liability Derivatives		$767,551

*	Includes purchased options.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$(110,929)	$(110,929)
Foreign exchange contracts	—	(802,743)	—	—	(802,743)
Interest rate contracts	(85,630)	—	(558,851)	—	(644,481)
Total	$(85,630)	$(802,743)	$(558,851)	$(110,929)	$(1,558,153)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Total
Credit contracts	$—	$—	$—	$30,928	$30,928
Foreign exchange contracts	—	(512,955)	—	—	(512,955)
Interest rate contracts	(171,878)	—	401,168	—	229,290
Total	$(171,878)	$(512,955)	$401,168	$30,928	$(252,737)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

112

ING CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.3%
		Australia: 9.8%
1,029,600		Centro Retail Australia	$2,437,416	0.8
3,746,971		Dexus Property Group	3,979,695	1.4
591,320		Goodman Group	2,694,390	0.9
761,802		Westfield Group	8,413,267	2.8
1,807,652		Westfield Retail Trust	5,703,091	1.9
2,509,475		Other Securities	5,865,451	2.0
			29,093,310	9.8

		Brazil: 0.1%
19,000		Other Securities	299,267	0.1

		Canada: 1.6%
138,800		Other Securities(a)	4,823,299	1.6

		China: 0.8%
739,000		Other Securities	2,246,878	0.8

		France: 4.7%
68,063		Klepierre	2,720,443	0.9
29,673		Unibail	7,195,833	2.4
47,362		Other Securities	3,983,342	1.4
			13,899,618	4.7

		Germany: 0.8%
77,798		Other Securities	2,335,171	0.8

		Hong Kong: 10.5%
459,959		Cheung Kong Holdings Ltd.	7,156,689	2.4
510,000		Kerry Properties Ltd.	2,679,291	0.9
932,600		Link Real Estate Investment Trust	4,670,560	1.6
1,687,657		Sino Land Co.	3,090,344	1.0
313,200		Sun Hung Kai Properties Ltd.	4,749,753	1.6
369,392	L	Wharf Holdings Ltd.	2,943,952	1.0
1,309,307		Other Securities(a)	6,004,027	2.0
			31,294,616	10.5

		Japan: 15.5%
36,817		Daito Trust Construction Co., Ltd.	3,479,578	1.2
380		Japan Real Estate Investment Corp.	3,743,810	1.3
578,719		Mitsubishi Estate Co., Ltd.	13,854,939	4.7
459,582		Mitsui Fudosan Co., Ltd.	11,242,792	3.8
86,800		Sumitomo Realty & Development Co., Ltd.	2,891,643	1.0
489,000		Tokyo Tatemono Co., Ltd.	2,518,861	0.8
64,483		Other Securities	8,167,811	2.7
			45,899,434	15.5

		Netherlands: 0.2%
14,537		Other Securities	584,305	0.2

COMMON STOCK: (continued)
		Singapore: 5.2%
2,708,000	L	CapitaCommercial Trust	$3,757,949	1.3
1,207,380		CapitaLand Ltd.	3,716,451	1.2
1,614,179		CapitaMall Trust	2,836,554	0.9
1,391,500		Global Logistic Properties Ltd.	3,218,142	1.1
783,500		Other Securities	2,026,918	0.7
			15,556,014	5.2

		Sweden: 0.8%
167,453		Other Securities	2,288,858	0.8

		Switzerland: 0.6%
18,562		Other Securities	1,756,877	0.6

		United Kingdom: 5.4%
66,710		Derwent Valley Holdings PLC	2,308,827	0.8
340,290		Great Portland Estates PLC	2,735,973	0.9
486,667		Hammerson PLC	3,902,469	1.3
377,355		Land Securities Group PLC	5,034,325	1.7
548,697		Other Securities	2,126,657	0.7
			16,108,251	5.4

		United States: 43.3%
38,200		American Tower Corp.	2,951,714	1.0
52,825		AvalonBay Communities, Inc.	7,162,542	2.4
73,100		Boston Properties, Inc.	7,734,711	2.6
59,800		BRE Properties, Inc.	3,039,634	1.0
188,400		DDR Corp.	2,950,344	1.0
107,200		Douglas Emmett, Inc.	2,497,760	0.8
93,300		Equity Residential	5,287,311	1.8
26,200		Federal Realty Investment Trust	2,725,324	0.9
302,382		General Growth Properties, Inc.	6,002,283	2.0
114,700		HCP, Inc.	5,182,146	1.7
81,000		Health Care Real Estate Investment Trust, Inc.	4,964,490	1.7
410,721		Host Hotels & Resorts, Inc.	6,435,998	2.2
76,400		Kilroy Realty Corp.	3,619,068	1.2
222,200		Kimco Realty Corp.	4,292,904	1.4
96,800		Liberty Property Trust	3,462,536	1.2
110,065		Macerich Co.	6,416,789	2.2
62,000		Post Properties, Inc.	3,096,900	1.0
175,527		ProLogis, Inc.	6,404,980	2.2
36,394		Public Storage, Inc.	5,275,674	1.8
83,751		Simon Property Group, Inc.	13,240,196	4.5
67,900		SL Green Realty Corp.	5,204,535	1.8
50,700		Taubman Centers, Inc.	3,991,104	1.3

See Accompanying Notes to Financial Statements

113

ING CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	United States: (continued)
199,475	UDR, Inc.	$4,743,516	1.6
73,870	Ventas, Inc.	4,780,866	1.6
173,231	Other Securities	7,218,815	2.4
		128,682,140	43.3

	Total Common Stock
	(Cost $185,415,599)	294,868,038	99.3

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.3%
	Securities Lending Collateralcc(1): 2.3%
1,636,001	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,636,028, collateralized by various U.S. Government Agency Obligations, 3.500%–5.500%, Market Value plus accrued interest $1,668,721, due 08/01/27–01/01/43)	1,636,001	0.5
1,636,001	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,636,019, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,668,721, due 10/01/16–12/20/42)	1,636,001	0.5
1,636,001	Daiwa Capital Markets, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,636,028, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,668,721, due 06/14/13–12/01/42)	1,636,001	0.6
344,309	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $344,312, collateralized by various U.S. Government Securities, 0.750%–1.625%, Market Value plus accrued interest $351,196, due 10/31/17–08/15/22)	344,309	0.1

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,636,001	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%–0.19%, due 01/02/13 (Repurchase Amount $1,636,018, collateralized by various U.S. Government Agency Obligations, 0.500%–6.000%, Market Value plus accrued interest $1,668,721, due 08/09/13–06/20/42)	$1,636,001	0.6
		6,888,313	2.3

	Mutual Funds: 1.0%
2,904,743	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $2,904,743)	2,904,743	1.0

	Total Short-Term Investments
	(Cost $9,793,056)	9,793,056	3.3

	Total Investments in Securities (Cost $195,208,655)	$304,661,094	102.6
	Liabilities in Excess of Other Assets	(7,767,102)	(2.6)
	Net Assets	$296,893,992	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $232,363,798.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$94,294,165
Gross Unrealized Depreciation	(21,996,869)
Net Unrealized Appreciation	$72,297,296

See Accompanying Notes to Financial Statements

114

ING CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

REIT Diversification	Percentage of Net Assets
Retail REITs	28.6%
Diversified Real Estate Activities	17.3
Office REITs	12.6
Specialized REITs	10.4
Residential REITs	9.4
Diversified REITs	8.2
Real Estate Operating Companies	4.8
Real Estate Development	4.7%
Industrial REITs	3.3
Short-Term Investments	3.3
Liabilities in Excess of Other Assets	(2.6)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$29,093,310	$—	$29,093,310
Brazil	299,267	—	—	299,267
Canada	4,823,299	—	—	4,823,299
China	—	2,246,878	—	2,246,878
France	889,980	13,009,638	—	13,899,618
Germany	—	2,335,171	—	2,335,171
Hong Kong	—	31,294,616	—	31,294,616
Japan	—	45,899,434	—	45,899,434
Netherlands	—	584,305	—	584,305
Singapore	—	15,556,014	—	15,556,014
Sweden	—	2,288,858	—	2,288,858
Switzerland	—	1,756,877	—	1,756,877
United Kingdom	608,431	15,499,820	—	16,108,251
United States	128,682,140	—	—	128,682,140
Total Common Stock	135,303,117	159,564,921	—	294,868,038
Short-Term Investments	2,904,743	6,888,313	—	9,793,056
Total Investments, at fair value	$138,207,860	$166,453,234	$—	$304,661,094
Other Financial Instruments+
Forward Foreign Currency Contracts	—	179	—	179
Total Assets	$138,207,860	$166,453,413	$—	$304,661,273

ˆ	See Note 2, ″Significant Accounting Policies″ in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING Clarion Global Real Estate Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman & Co.	Swedish Krona	247,829	Buy	01/02/13	$37,931	$38,110	$179
							$179

See Accompanying Notes to Financial Statements

115

ING CLARION GLOBAL REAL ESTATE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$179
Total Asset Derivatives		$179

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$43,737
Total	$43,737

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$179
Total	$179

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

116

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.8%
		Consumer Discretionary: 28.4%
290,427		Cheesecake Factory	$9,502,771	0.9
219,790	@	Discovery Communications, Inc. — Class A	13,952,269	1.3
152,769		Expedia, Inc.	9,387,655	0.9
315,642		Foot Locker, Inc.	10,138,421	1.0
295,151	@	Grand Canyon Education, Inc.	6,927,194	0.7
137,161		Group 1 Automotive, Inc.	8,502,610	0.8
410,631		H&R Block, Inc.	7,625,418	0.7
295,675		HSN, Inc.	16,285,779	1.5
166,255	@	Jarden Corp.	8,595,384	0.8
256,961	@	Jubilant Foodworks Ltd.	6,099,143	0.6
472,680	@	LKQ Corp.	9,973,548	0.9
160,642		Polaris Industries, Inc.	13,518,024	1.3
64,691		PVH Corp.	7,181,348	0.7
296,554		Sonic Automotive, Inc.	6,195,013	0.6
332,667		Time Warner, Inc.	15,911,463	1.5
311,329		TJX Cos., Inc.	13,215,916	1.2
61,157		Whirlpool Corp.	6,222,725	0.6
323,375		Wyndham Worldwide Corp.	17,206,784	1.6
7,003,287		Other Securities(a)	114,868,297	10.8
			301,309,762	28.4

		Consumer Staples: 6.0%
568,174		Archer-Daniels-Midland Co.	15,562,286	1.5
597,221		Kroger Co.	15,539,690	1.5
5,562,000	L	Want Want China Holdings Ltd.	7,794,620	0.7
689,196		Other Securities(a)	24,811,111	2.3
			63,707,707	6.0

		Energy: 9.9%
116,676	@	Dresser-Rand Group, Inc.	6,550,191	0.6
122,000	@	Ensco PLC	7,232,160	0.7
302,730	@	Helix Energy Solutions Group, Inc.	6,248,347	0.6
224,111		Marathon Petroleum Corp.	14,118,993	1.3
1,068,252	@	McDermott International, Inc.	11,772,137	1.1
207,016		Valero Energy Corp.	7,063,386	0.7
1,711,878		Other Securities(a)	52,326,202	4.9
			105,311,416	9.9

		Financials: 13.7%
47,757	@	Affiliated Managers Group, Inc.	6,215,574	0.6
100,428	@	Altisource Portfolio Solutions SA	8,702,588	0.8
1,061,562		Huntington Bancshares, Inc.	6,783,381	0.6

COMMON STOCK: (continued)
		Financials: (continued)
344,105		Lincoln National Corp.	$8,912,320	0.9
789,232		Old Republic International Corp.	8,405,321	0.8
242,449	@	Walter Investment Management Corp.	10,430,156	1.0
6,991,707		Other Securities(a)	95,671,127	9.0
			145,120,467	13.7

		Health Care: 4.6%
105,157		Thermo Fisher Scientific, Inc.	6,706,914	0.6
1,509,386		Other Securities(a)	42,667,140	4.0
			49,374,054	4.6

		Industrials: 12.6%
169,607		Carlisle Cos., Inc.	9,966,108	1.0
285,286		Equifax, Inc.	15,439,678	1.5
275,972		Fluor Corp.	16,210,595	1.5
364,483	@	Foster Wheeler AG	8,864,227	0.8
203,250		Ingersoll-Rand PLC	9,747,870	0.9
650,797		Southwest Airlines Co.	6,664,161	0.6
2,221,194		Other Securities	67,121,965	6.3
			134,014,604	12.6

		Information Technology: 18.8%
65,305	@	Alliance Data Systems Corp.	9,453,552	0.9
1,151,965	@	Brocade Communications Systems, Inc.	6,139,974	0.6
210,959		Fidelity National Information Services, Inc.	7,343,483	0.7
282,131	@	Fiserv, Inc.	22,296,813	2.1
225,363	@	FleetCor Technologies, Inc.	12,090,725	1.1
562,721	@	Mentor Graphics Corp.	9,577,511	0.9
517,430	@	Synopsys, Inc.	16,474,971	1.6
49,923		Visa, Inc.	7,567,328	0.7
7,195,118		Other Securities(a)	108,776,281	10.2
			199,720,638	18.8

		Materials: 5.7%
164,887		International Paper Co.	6,569,098	0.6
196,836		LyondellBasell Industries N.V. Cl A	11,237,367	1.0
1,863,638		Other Securities(a)	43,223,625	4.1
			61,030,090	5.7

		Utilities: 0.1%
216,186		Other Securities	669,486	0.1

		Total Common Stock
		(Cost $973,975,854)	1,060,258,224	99.8

See Accompanying Notes to Financial Statements

117

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets

PREFERRED STOCK: 0.3%
		Financials: 0.3%
1,100	#, @, P	Ally Financial, Inc.	$1,080,441	0.1
61,456		Other Securities	1,637,802	0.2

		Total Preferred Stock
		(Cost $2,077,970)	2,718,243	0.3

WARRANTS: 0.0%
		Energy: 0.0%
110,085		Other Securities(a)	21,954	0.0

		Total Warrants
		(Cost $—)	21,954	0.0

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 0.0%
		Consumer Staples: 0.0%
INR 993,140		Other Securities	19,086	0.0

		Total Corporate Bonds/Notes
		(Cost $22,078)	19,086	0.0

		Total Long-Term Investments
		(Cost $976,075,902)	1,063,017,507	100.1

SHORT-TERM INVESTMENTS: 1.3%
		Securities Lending Collateralcc(1): 1.3%
3,305,097		Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $3,305,151, collateralized by various U.S. Government Agency Obligations, 3.500%–5.500%, Market Value plus accrued interest $3,371,199, due 08/01/27–01/01/43)	3,305,097	0.3
3,305,097		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $3,305,133, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $3,371,199, due 10/01/16–12/20/42)	3,305,097	0.3

SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateralcc(1): (continued)
3,305,097		Daiwa Capital Markets, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $3,305,151, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $3,371,199, due 06/14/13–12/01/42)	$3,305,097	0.3
695,588		JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $695,595, collateralized by various U.S. Government Securities, 0.750%–1.625%, Market Value plus accrued interest $709,501, due 10/31/17–08/15/22)	695,588	0.1
3,305,097		Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%–0.19%, due 01/02/13 (Repurchase Amount $3,305,131, collateralized by various U.S. Government Agency Obligations, 0.500%–6.000%, Market Value plus accrued interest $3,371,200, due 08/09/13–06/20/42)	3,305,097	0.3
			13,915,976	1.3

		Total Short-Term Investments
		(Cost $13,915,976)	13,915,976	1.3

		Total Investments in Securities (Cost $989,991,878)	$1,076,933,483	101.4
		Liabilities in Excess of Other Assets	(14,643,101)	(1.4)
		Net Assets	$1,062,290,382	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

P	Preferred Stock may be called prior to convertible date.

cc	Securities purchased with cash collateral for securities loaned.

See Accompanying Notes to Financial Statements

118

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

L	Loaned security, a portion or all of the security is on loan at December 31, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

INR	Indian Rupee

Cost for federal income tax purposes is $997,916,081.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$102,573,873
Gross Unrealized Depreciation	(23,556,471)
Net Unrealized Appreciation	$79,017,402

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$278,878,513	$22,431,249	$—	$301,309,762
Consumer Staples	54,697,129	9,010,578	—	63,707,707
Energy	102,481,113	2,830,303	—	105,311,416
Financials	122,421,045	22,699,422	—	145,120,467
Health Care	45,398,015	3,976,039	—	49,374,054
Industrials	126,381,885	7,632,719	—	134,014,604
Information Technology	179,830,578	19,890,060	—	199,720,638
Materials	59,508,618	1,521,472	—	61,030,090
Utilities	497,871	171,615	—	669,486
Total Common Stock	970,094,767	90,163,457	—	1,060,258,224
Preferred Stock	—	2,718,243	—	2,718,243
Warrants	—	21,954	—	21,954
Corporate Bonds/Notes	—	19,086	—	19,086
Short-Term Investments	—	13,915,976	—	13,915,976
Total Investments, at fair value	$970,094,767	$106,838,716	$—	$1,076,933,483

ˆ	See Note 2, ″Significant Accounting Policies″ in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

119

ING GLOBAL RESOURCES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.0%
		Canada: 14.6%
441,900		Barrick Gold Corp.	$15,470,919	2.1
722,263		Eldorado Gold Corp.	9,302,747	1.2
524,194		GoldCorp, Inc.	19,237,920	2.6
381,000	@	Harry Winston Diamond Corp.	5,354,760	0.7
822,000		Suncor Energy, Inc.	27,109,560	3.6
616,896		Teck Cominco Ltd. — Class B	22,424,170	3.0
1,877,138		Other Securities(a)	10,882,327	1.4
			109,782,403	14.6

		France: 1.2%
78,283		Technip S.A.	9,052,380	1.2

		Netherlands: 1.3%
142,642		Royal Dutch Shell PLC — Class A ADR	9,835,166	1.3

		Norway: 1.3%
389,400		Statoil ASA ADR	9,750,576	1.3

		United Kingdom: 2.3%
246,627		Antofagasta PLC	5,404,846	0.7
120,454	@	Ensco PLC	7,140,513	0.9
49,187		Randgold Resources Ltd. ADR	4,881,810	0.7
			17,427,169	2.3

		United States: 76.3%
370,800		Anadarko Petroleum Corp.	27,554,148	3.6
889,147	L	Arch Coal, Inc.	6,508,556	0.9
309,900	@	Cameron International Corp.	17,496,954	2.3
574,479		Chevron Corp.	62,124,159	8.2
297,600	L	Cliffs Natural Resources, Inc.	11,475,456	1.5
63,600	@	Concho Resources, Inc.	5,123,616	0.7
221,700		ConocoPhillips	12,856,383	1.7
91,122	@	Continental Resources, Inc.	6,696,556	0.9
133,500		Devon Energy Corp.	6,947,340	0.9
80,600		Domtar Corp.	6,731,712	0.9
234,200	@	Energy XXI Bermuda Ltd.	7,538,898	1.0
201,400		EOG Resources, Inc.	24,327,106	3.2
95,600		EQT Corp.	5,638,488	0.7
798,058		ExxonMobil Corp.	69,071,920	9.2
303,000	@	Forum Energy Technologies, Inc.	7,499,250	1.0
594,900		Freeport-McMoRan Copper & Gold, Inc.	20,345,580	2.7

COMMON STOCK: (continued)
		United States: (continued)
689,628		Halliburton Co.	$23,923,195	3.2
281,600		Hess Corp.	14,913,536	2.0
100,900		HollyFrontier Corp.	4,696,895	0.6
314,700		International Paper Co.	12,537,648	1.7
429,200		Marathon Oil Corp.	13,159,272	1.7
143,500		Mosaic Co.	8,126,405	1.1
133,812		National Oilwell Varco, Inc.	9,146,050	1.2
352,500	@	Newfield Exploration Co.	9,439,950	1.3
234,600		Newmont Mining Corp.	10,894,824	1.4
267,700	@	Oasis Petroleum, Inc.	8,512,860	1.1
125,400		Occidental Petroleum Corp.	9,606,894	1.3
122,100		Packaging Corp. of America	4,697,187	0.6
119,500		Phillips 66	6,345,450	0.8
53,900		Pioneer Natural Resources Co.	5,745,201	0.8
229,400		Range Resources Corp.	14,413,202	1.9
289,400	@	Rowan Companies PLC	9,049,538	1.2
99,400		Royal Gold, Inc.	8,082,214	1.1
718,125		Schlumberger Ltd.	49,758,881	6.6
160,200	@	Southwestern Energy Co.	5,352,282	0.7
346,600	@	Superior Energy Services	7,181,552	1.0
208,700	@	Unit Corp.	9,401,935	1.2
134,500		Valero Energy Corp.	4,589,140	0.6
1,693,800		Other Securities(a)	28,740,598	3.8
			576,250,831	76.3

		Total Common Stock
		(Cost $707,823,203)	732,098,525	97.0

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.5%
	Securities Lending Collateralcc(1): 2.3%
4,122,309	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $4,122,377, collateralized by various U.S. Government Agency Obligations, 3.500%–5.500%, Market Value plus accrued interest $4,204,755, due 08/01/27–01/01/43)	4,122,309	0.6

See Accompanying Notes to Financial Statements

120

ING GLOBAL RESOURCES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
4,122,309	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $4,122,354, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $4,204,756, due 10/01/16–12/20/42)	$4,122,309	0.6
4,122,309	Daiwa Capital Markets, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $4,122,377, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $4,204,755, due 06/14/13–12/01/42)	4,122,309	0.5
867,576	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $867,585, collateralized by various U.S. Government Securities, 0.750%–1.625%, Market Value plus accrued interest $884,929, due 10/31/17–08/15/22)	867,576	0.1
4,122,309	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%–0.19%, due 01/02/13 (Repurchase Amount $4,122,351, collateralized by various U.S. Government Agency Obligations, 0.500%–6.000%, Market Value plus accrued interest $4,204,756, due 08/09/13–06/20/42)	4,122,309	0.5
		17,356,812	2.3

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 2.2%
16,867,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $16,867,000)	$16,867,000	2.2

	Total Short-Term Investments
	(Cost $34,223,812)	34,223,812	4.5
	Total Investments in Securities (Cost $742,047,015)	$766,322,337	101.5
	Liabilities in Excess of Other Assets	(11,482,222)	(1.5)
	Net Assets	$754,840,115	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

ADR	American Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $754,107,742.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$68,019,280
Gross Unrealized Depreciation	(55,804,685)
Net Unrealized Appreciation	$12,214,595

Industry Diversification	Percentage of Net Assets
Integrated Oil & Gas	26.9%
Oil & Gas Exploration & Production	21.6
Oil & Gas Equipment & Services	17.0
Gold	9.5
Diversified Metals & Mining	7.4
Oil & Gas Drilling	3.3
Paper Products	2.6
Oil & Gas Refining & Marketing	2.3
Steel	1.5
Coal & Consumable Fuels	1.3
Precious Metals & Minerals	1.1
Fertilizers & Agricultural Chemicals	1.1
Oil & Gas Storage & Transportation	0.8
Paper Packaging	0.6
Short-Term Investments	4.5
Liabilities in Excess of Other Assets	(1.5)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

121

ING GLOBAL RESOURCES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Canada	$109,782,403	$—	$—	$109,782,403
France	—	9,052,380	—	9,052,380
Netherlands	9,835,166	—	—	9,835,166
Norway	9,750,576	—	—	9,750,576
United Kingdom	7,140,513	10,286,656	—	17,427,169
United States	576,250,831	—	—	576,250,831
Total Common Stock	712,759,489	19,339,036	—	732,098,525
Short-Term Investments	16,867,000	17,356,812	—	34,223,812
Total Investments, at fair value	$729,626,489	$36,695,848	$—	$766,322,337

ˆ	See Note 2, ″Significant Accounting Policies″ in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

122

ING INVESCO VAN KAMPEN GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.9%
		Consumer Discretionary: 11.5%
115,633		ADT Corp.	$5,375,778	1.0
139,041		Carnival Corp.	5,112,538	1.0
300,180		Comcast Corp. — Class A	11,220,728	2.1
94,895		Home Depot, Inc.	5,869,256	1.1
120,449		Time Warner, Inc.	5,761,076	1.1
122,007		Time Warner Cable, Inc.	11,857,860	2.2
234,418		Viacom — Class B	12,363,205	2.3
88,399		Other Securities	3,799,389	0.7
			61,359,830	11.5

		Consumer Staples: 12.1%
239,472		Archer-Daniels-Midland Co.	6,559,138	1.2
757,429		Avon Products, Inc.	10,876,681	2.0
122,146		PepsiCo, Inc.	8,358,451	1.6
152,687		Procter & Gamble Co.	10,365,920	2.0
204,279		Sysco Corp.	6,467,473	1.2
141,096		Unilever NV ADR	5,403,977	1.0
461,671		Other Securities	16,592,878	3.1
			64,624,518	12.1

		Energy: 11.1%
150,360		Anadarko Petroleum Corp.	11,173,252	2.1
138,286		Baker Hughes, Inc.	5,647,600	1.1
98,873		Chevron Corp.	10,692,126	2.0
88,273		ExxonMobil Corp.	7,640,028	1.4
146,856		Halliburton Co.	5,094,435	0.9
165,371		Williams Cos., Inc.	5,414,246	1.0
248,616		Other Securities	13,632,410	2.6
			59,294,097	11.1

		Financials: 25.3%
89,450		Aon PLC	4,973,420	0.9
193,813		BB&T Corp.	5,641,896	1.1
436,721		Charles Schwab Corp.	6,271,313	1.2
378,377		Citigroup, Inc.	14,968,594	2.8
658,913		JPMorgan Chase & Co.	28,972,405	5.4
365,380		Marsh & McLennan Cos., Inc.	12,594,649	2.4
429,985		Morgan Stanley	8,221,313	1.5
105,796		Northern Trust Corp.	5,306,727	1.0
183,255		PNC Financial Services Group, Inc.	10,685,599	2.0
118,770		State Street Corp.	5,583,378	1.0
211,455		Wells Fargo & Co.	7,227,532	1.4
756,787		Other Securities	24,372,581	4.6
			134,819,407	25.3

COMMON STOCK: (continued)
		Health Care: 14.6%
89,934		Amgen, Inc.	$7,763,103	1.5
204,243		Bristol-Myers Squibb Co.	6,656,279	1.2
99,963		Cigna Corp.	5,344,022	1.0
139,880		Eli Lilly & Co.	6,898,882	1.3
252,981		Medtronic, Inc.	10,377,281	1.9
267,991		Merck & Co., Inc.	10,971,552	2.1
9,748		Novartis AG ADR	617,048	0.1
76,008		Novartis AG	4,801,675	0.9
424,773		Pfizer, Inc.	10,653,307	2.0
123,679		UnitedHealth Group, Inc.	6,708,349	1.3
91,433		WellPoint, Inc.	5,570,098	1.0
47,872		Other Securities	1,495,521	0.3
			77,857,117	14.6

		Industrials: 6.8%
850,974		General Electric Co.	17,861,944	3.4
132,375		Ingersoll-Rand PLC	6,348,705	1.2
290,547		Tyco International Ltd.	8,498,500	1.6
77,975		Other Securities	3,189,178	0.6
			35,898,327	6.8

		Information Technology: 8.8%
142,387	@	Adobe Systems, Inc.	5,365,142	1.0
195,240		Amdocs Ltd.	6,636,208	1.2
724,014		Applied Materials, Inc.	8,282,720	1.6
223,433	@	eBay, Inc.	11,399,552	2.1
452,336		Microsoft Corp.	12,090,941	2.3
150,532		Other Securities	3,105,475	0.6
			46,880,038	8.8

		Materials: 1.4%
52,729		PPG Industries, Inc.	7,136,870	1.4

		Telecommunication Services: 2.8%
400,514		Vodafone Group PLC ADR	10,088,948	1.9
111,800		Other Securities	4,837,586	0.9
			14,926,534	2.8

		Utilities: 2.5%
104,691		Pinnacle West Capital Corp.	5,337,147	1.0
182,926		Other Securities	7,942,888	1.5
			13,280,035	2.5

		Total Common Stock
		(Cost $423,434,283)	516,076,773	96.9

See Accompanying Notes to Financial Statements

123

ING INVESCO VAN KAMPEN GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.8%
	Mutual Funds: 3.8%
20,386,360	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $20,386,360)	$20,386,360	3.8
	Total Short-Term Investments
	(Cost $20,386,360)	20,386,360	3.8

	Total Investments in Securities (Cost $443,820,643)	$536,463,133	100.7
	Liabilities in Excess of Other Assets	(3,512,825)	(0.7)
	Net Assets	$532,950,308	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $444,927,109.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$104,207,600
Gross Unrealized Depreciation	(12,671,576)
Net Unrealized Appreciation	$91,536,024

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$61,359,830	$—	$–	$61,359,830
Consumer Staples	64,624,518	—	—	64,624,518
Energy	59,294,097	—	—	59,294,097
Financials	134,819,407	—	—	134,819,407
Health Care	73,055,442	4,801,675	—	77,857,117
Industrials	35,898,327	—	—	35,898,327
Information Technology	46,880,038	—	—	46,880,038
Materials	7,136,870	—	—	7,136,870
Telecommunication Services	14,926,534	—	—	14,926,534
Utilities	13,280,035	—	—	13,280,035
Total Common Stock	511,275,098	4,801,675	—	516,076,773
Short-Term Investments	20,386,360	—	—	20,386,360
Total Investments, at fair value	$531,661,458	$4,801,675	$—	$536,463,133
Other Financial Instruments+
Forward Foreign Currency Contracts	—	10,079	—	10,079
Total Assets	$531,661,458	$4,811,754	$—	$536,473,212
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(290,584)	$—	$(290,584)
Total Liabilities	$—	$(290,584)	$—	$(290,584)

ˆSee Note 2, ″Significant Accounting Policies″ in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

124

ING INVESCO VAN KAMPEN GROWTH AND INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING Invesco Van Kampen Growth and Income Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
State Street	British Pound	394,261	Buy	01/15/13	$630,357	$640,436	$10,079
							$10,079
The Bank of New York Mellon Corp.	Swiss Franc	2,742,146	Sell	01/15/13	$2,948,100	$2,998,788	$(50,688)
The Bank of New York Mellon Corp.	EU Euro	4,576,894	Sell	01/15/13	5,920,830	6,041,945	(121,115)
State Street	British Pound	5,195,440	Sell	01/15/13	8,320,664	8,439,445	(118,781)
							$(290,584)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$10,079
Total Asset Derivatives		$10,079
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$290,584
Total Liability Derivatives		$290,584

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$452,881
Total	$452,881

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(999,595)
Total	$(999,595)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

125

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.6%
		Brazil: 14.8%
625,135		Cia de Bebidas das Americas ADR	$26,249,419	2.9
1,461,000		CCR SA	13,878,608	1.6
578,828		Cielo SA	16,111,066	1.8
911,100		Itau Unibanco Holding S.A.	14,857,938	1.7
906,887		Petroleo Brasileiro SA ADR	17,502,919	2.0
540,600		Ultrapar Participacoes SA	12,221,917	1.4
944,381		Vale SA ADR	19,170,934	2.1
595,300		Weg S.A.	7,850,110	0.9
631,000		Other Securities	3,893,993	0.4
			131,736,904	14.8

		Chile: 1.4%
446,616		Banco Santander Chile ADR	12,724,090	1.4

		China: 14.5%
2,328,500	L	Anhui Conch Cement Co., Ltd.	8,697,788	1.0
7,524,037		China Merchants Bank Co., Ltd.	16,916,650	1.9
2,357,000		China Mobile Ltd.	27,736,473	3.1
10,635,000		CNOOC Ltd.	23,429,044	2.6
1,972,500		Ping An Insurance Group Co. of China Ltd.	16,824,851	1.9
2,010,000	L	Tsingtao Brewery Co., Ltd.	11,980,181	1.3
8,382,744		Other Securities	23,775,157	2.7
			129,360,144	14.5

		Hong Kong: 5.9%
5,115,200		AIA Group Ltd.	20,288,598	2.3
2,311,000		Hang Lung Properties Ltd.	9,300,431	1.0
238,400		Jardine Matheson Holdings Ltd.	14,780,800	1.6
4,752,000		Li & Fung Ltd.	8,574,919	1.0
			52,944,748	5.9

		Hungary: 0.7%
345,723		Other Securities	6,512,370	0.7

		India: 11.4%
425,106		ACC Ltd.	11,213,265	1.3
828,090		HDFC Bank Ltd. ADR	33,719,825	3.8
600,700		Housing Development Finance Corp.	9,176,778	1.0
415,484	L	Infosys Ltd. ADR	17,574,973	2.0
3,977,408		Other Securities	29,692,810	3.3
			101,377,651	11.4

		Indonesia: 3.8%
22,775,000		Astra International Tbk PT	18,041,170	2.0
15,856,000		Bank Rakyat Indonesia	11,499,629	1.3

COMMON STOCK: (continued)
		Indonesia: (continued)
2,098,500		Other Securities	$4,549,584	0.5
			34,090,383	3.8

		Italy: 1.9%
397,007		Tenaris S.A. ADR	16,642,534	1.9

		Malaysia: 1.7%
1,759,600		Public Bank BHD	9,388,711	1.0
287,700		Other Securities	5,854,824	0.7
			15,243,535	1.7

		Mexico: 3.6%
1,869,764		Grupo Financiero Banorte	12,073,772	1.4
6,023,240		Wal-Mart de Mexico SA de CV	19,654,523	2.2
1		Other Securities	114	0.0
			31,728,409	3.6

		Russia: 3.1%
244,900	L	Magnit OJSC GDR	9,956,598	1.1
4,876,006		Sberbank	14,904,424	1.7
204,900		Other Securities	2,520,270	0.3
			27,381,292	3.1

		South Africa: 12.4%
2,461,052	L	African Bank Investments Ltd.	9,391,643	1.0
486,200		Bidvest Group Ltd.	12,438,794	1.4
2,921,970		FirstRand Ltd.	10,752,144	1.2
285,600	L	Kumba Iron Ore Ltd.	19,324,581	2.2
416,532		Massmart Holdings Ltd.	9,443,878	1.0
794,599	L	MTN Group Ltd.	16,725,294	1.9
547,600		Shoprite Holdings Ltd.	13,284,296	1.5
250,400	L	Tiger Brands Ltd.	9,655,772	1.1
1,424,161		Other Securities	10,065,463	1.1
			111,081,865	12.4

		South Korea: 10.5%
71,392	@	Hyundai Mobis	19,369,294	2.2
102,297		Hyundai Motor Co.	21,087,933	2.3
34,011		Samsung Electronics Co., Ltd.	48,867,000	5.5
17,088		Other Securities	4,548,082	0.5
			93,872,309	10.5

		Taiwan: 7.1%
3,774,200		Delta Electronics, Inc.	13,909,551	1.6
1,546,000		President Chain Store Corp.	8,294,840	0.9
2,483,223		Taiwan Semiconductor Manufacturing Co., Ltd.	8,305,910	0.9
1,911,762		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	32,805,836	3.7
			63,316,137	7.1

See Accompanying Notes to Financial Statements

126

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Thailand: 1.0%
1,552,600	Siam Commercial Bank PCL	$9,265,323	1.0

	Turkey: 3.1%
1,615,845	KOC Holding A/S	8,442,710	0.9
3,682,427	Turkiye Garanti Bankasi A/S	19,220,169	2.2
		27,662,879	3.1

	United Kingdom: 2.7%
203,600	SABMiller PLC	9,449,351	1.0
581,700	Standard Chartered PLC	15,054,321	1.7
		24,503,672	2.7

	Total Common Stock
	(Cost $672,493,032)	889,444,245	99.6

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 7.4%
	Securities Lending Collateralcc(1): 7.4%
15,741,166	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $15,741,425, collateralized by various U.S. Government Agency Obligations, 3.500%–5.500%, Market Value plus accrued interest $16,055,989, due 08/01/27–01/01/43)	15,741,166	1.7
15,741,166	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $15,741,339, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $16,055,991, due 10/01/16–12/20/42)	15,741,166	1.7
15,741,166	Daiwa Capital Markets, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $15,741,425, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.00%– 6.500%, Market Value plus accrued interest $16,055,989, due 06/14/13–12/01/42)	15,741,166	1.8

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
3,312,867	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $3,312,900, collateralized by various U.S. Government Securities, 0.750%–1.625%, Market Value plus accrued interest $3,379,130, due 10/31/17–08/15/22)	$3,312,867	0.4
15,741,166	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%–0.19%, due 01/02/13 (Repurchase Amount $15,741,328, collateralized by various U.S. Government Agency Obligations, 0.500%–6.000%, Market Value plus accrued interest $16,055,992, due 08/09/13–06/20/42)	15,741,166	1.8
		66,277,531	7.4

	Total Short-Term Investments
	(Cost $66,277,531)	66,277,531	7.4

	Total Investments in Securities (Cost $738,770,563)	$955,721,776	107.0
	Liabilities in Excess of Other Assets	(62,477,300)	(7.0)
	Net Assets	$893,244,476	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $748,403,097.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$234,235,468
Gross Unrealized Depreciation	(26,916,789)
Net Unrealized Appreciation	$207,318,679

See Accompanying Notes to Financial Statements

127

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Sector Diversification	Percentage of Net Assets
Financials	30.0%
Consumer Staples	16.4
Information Technology	15.9
Consumer Discretionary	8.7
Materials	8.1
Energy	7.9
Industrials	6.8
Telecommunication Services	5.8
Short-Term Investments	7.4
Liabilities in Excess of Other Assets	(7.0)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Brazil	$131,736,904	$—	$—	$131,736,904
Chile	12,724,090	—	—	12,724,090
China	6,309,776	123,050,368	—	129,360,144
Hong Kong	14,780,800	38,163,948	—	52,944,748
Hungary	—	6,512,370	—	6,512,370
India	51,294,798	50,082,853	—	101,377,651
Indonesia	—	34,090,383	—	34,090,383
Italy	16,642,534	—	—	16,642,534
Malaysia	—	15,243,535	—	15,243,535
Mexico	31,728,409	—	—	31,728,409
Russia	2,520,270	24,861,022	—	27,381,292
South Africa	—	111,081,865	—	111,081,865
South Korea	—	93,872,309	—	93,872,309
Taiwan	32,805,836	30,510,301	—	63,316,137
Thailand	—	9,265,323	—	9,265,323
Turkey	—	27,662,879	—	27,662,879
United Kingdom	—	24,503,672	—	24,503,672
Total Common Stock	300,543,417	588,900,828	—	889,444,245
Short-Term Investments	—	66,277,531	—	66,277,531
Total Investments, at fair value	$300,543,417	$655,178,359	$—	$955,721,776

(1)	For the year ended December 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. At December 31, 2012, securities valued at $14,171,840 were transferred from Level 1 to Level 2 within the fair value hierarchy.

ˆ	See Note 2, ″Significant Accounting Policies″ in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

128

ING LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Principal Amount†			Value	Percentage of Net Assets

ASSET BACKED COMMERCIAL PAPER: 27.6%
37,500,000		Barton Capital LLC, 0.187%, due 01/03/13	$37,499,611	3.0
2,750,000	#	Concord Minutemen Capital Co., 0.451%, due 02/04/13	2,748,831	0.2
32,500,000		Concord Minutemen Capital Co., 0.652%, due 04/02/13	32,446,601	2.6
17,250,000		Concord Minutemen Capital Co., 0.692%, due 01/02/13	17,249,669	1.4
3,000,000		Crown Point Capital Co., 0.652%, due 04/02/13	2,995,071	0.2
25,000,000		Crown Point Capital Co., 0.652%, due 04/03/13	24,958,472	2.0
24,750,000		Crown Point Capital Co., 0.692%, due 01/02/13	24,749,525	1.9
17,250,000	#	Jupiter Securitization Company LLC, 0.230%, due 03/06/13	17,242,947	1.4
24,250,000		Jupiter Securitization Company LLC, 0.270%, due 04/15/13	24,231,085	1.9
12,250,000	#	Jupiter Securitization Company LLC, 0.331%, due 03/05/13	12,242,926	1.0
19,000,000		Old Line Funding LLC, 0.300%, due 05/16/13	18,978,625	1.5
35,000,000		Old Line Funding, LLC, 0.321%, due 04/22/13	34,965,467	2.7
14,250,000		Thunder Bay Funding LLC, 0.321%, due 02/28/13	14,242,653	1.1
7,250,000		Thunder Bay Funding LLC, 0.321%, due 04/01/13	7,244,200	0.6
13,000,000		Thunder Bay Funding LLC, 0.331%, due 01/03/13	12,999,762	1.0
16,500,000		Thunder Bay Funding LLC, 0.351%, due 01/18/13	16,497,273	1.3
17,000,000		Variable Funding Capital, 0.170%, due 01/02/13	16,999,920	1.3
10,000,000		Variable Funding Capital, 0.170%, due 01/28/13	9,998,725	0.8
21,750,000		Variable Funding Capital, 0.180%, due 01/14/13	21,748,586	1.7

		Total Asset Backed Commercial Paper
		(Cost $350,039,949)	350,039,949	27.6

CERTIFICATE OF DEPOSIT: 5.3%
4,800,000		Deutsche Bank AG/New York NY, 0.975%, due 01/18/13	4,801,574	0.4
14,500,000		Rabobank Nederland NY, 0.410%, due 03/27/13	14,500,663	1.1

CERTIFICATE OF DEPOSIT: (continued)
850,000		Rabobank Nederland NY, 0.425%, due 01/18/13	$850,090	0.1
9,500,000		Royal Bank of Canada NY, 0.688%, due 01/02/13	9,513,020	0.7
2,800,000		Svenska Handelsbanken/New York NY, 0.758%, due 03/18/13	2,802,951	0.2
1,000,000		Svenska Handelsbanken/New York NY, 0.775%, due 01/18/13	1,000,271	0.1
25,000,000		Toronto Dominion Bank NY, 0.290%, due 01/02/13	25,000,000	2.0
1,400,000		Toronto Dominion Bank NY, 0.314%, due 01/26/13	1,400,092	0.1
6,500,000		Westpac Banking Corp./NY, 0.353%, due 02/01/13	6,497,220	0.5
1,400,000		Westpac Banking Corp./NY, 0.534%, due 01/04/13	1,400,046	0.1

		Total Certificate of Deposit
		(Cost $67,765,927)	67,765,927	5.3

CORPORATE BONDS/NOTES: 1.0%
12,336,000		PepsiCo, Inc., 4.650%, due 02/15/13	12,401,725	1.0

		Total Corporate Bonds/Notes
		(Cost $12,401,725)	12,401,725	1.0

FINANCIAL COMPANY COMMERCIAL PAPER: 7.4%
1,147,000	#	ANZ National Int’l Ltd., 0.200%, due 01/30/13	1,146,815	0.1
11,750,000		ASB Finance Ltd. London, 0.562%, due 02/28/13	11,739,399	0.9
600,000	#	Australia & New Zealand Banking Group Ltd., 0.372%, due 08/16/13	600,134	0.0
9,000,000		Commonwealth Bank of Australia, 0.280%, due 05/15/13	8,990,620	0.7
7,000,000		HSBC Bank PLC, 0.452%, due 08/05/13	6,981,100	0.6
28,000,000		JPMorgan Chase & Co., 0.365%, due 01/04/13	28,000,000	2.2
2,350,000		Svenska Handelsbanken, Inc., 0.230%, due 02/01/13	2,349,535	0.2
22,250,000		Toronto Dominion Holdings USA, 0.160%, due 01/07/13	22,249,407	1.8
11,650,000	#	Westpac Securities NZ Ltd., 0.501%, due 01/02/13	11,649,838	0.9

		Total Financial Company Commercial Paper
		(Cost $93,706,848)	93,706,848	7.4

See Accompanying Notes to Financial Statements

129

ING LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

GOVERNMENT AGENCY DEBT: 2.7%
25,000,000		Federal Agricultural Mortgage Corp., 0.141%, due 03/10/13	$24,979,158	2.0
9,300,000		Federal Home Loan Bank Discount Notes, 0.079%, due 02/01/13	9,299,368	0.7

		Total Government Agency Debt
		(Cost $34,278,526)	34,278,526	2.7

GOVERNMENT AGENCY REPURCHASE AGREEMENT: 10.2%
39,840,000		Deutsche Bank Repurchase Agreement dated 12/31/12, 0.200%, due 01/02/13, $39,840,443 to be received upon repurchase (Collateralized by $36,350,689, FNNT & FMNT, 2.000–5.250%, Market Value plus accrued interest $40,637,383 due 08/18/15–4/18/16)	39,840,000	3.1
90,000,000		Goldman Sachs Repurchase Agreement dated 12/31/12, 0.200%, due 01/02/13, $90,001,000 to be received upon repurchase (Collateralized by $91,794,000, FNSM, 0.420%, Market Value plus accrued interest $91,800,732 due 06/05/15)	90,000,000	7.1

		Total Government Agency Repurchase Agreement
		(Cost $129,840,000)	129,840,000	10.2

OTHER COMMERCIAL PAPER: 0.7%
8,500,000		Cargill Global Fund PLC, 0.170%, due 01/07/13	8,499,759	0.7

		Total Other Commercial Paper
		(Cost $8,499,759)	8,499,759	0.7

OTHER INSTRUMENT: 4.6%
58,750,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.144%, due 01/02/13	58,750,000	4.6

		Total Other Instrument
		(Cost $58,750,000)	58,750,000	4.6

OTHER NOTE: 26.3%
13,000,000	#	American Honda Finance, 0.331%, due 03/05/13	$13,000,000	1.0
11,250,000	#	American Honda Finance, 0.580%, due 01/17/13	11,250,000	0.9
2,250,000	#	American Honda Finance, 0.913%, due 02/05/13	2,258,173	0.2
6,400,000	#	ANZ New Zealand Int’l Ltd., 1.309%, due 03/20/13	6,456,294	0.5
500,000		ANZ New Zealand Int’l Ltd., 6.200%, due 07/19/13	513,894	0.0
11,513,000	#	ANZ New Zealand Int’l Ltd., 6.200%, due 07/19/13	11,868,725	0.9
4,500,000		Australia & New Zealand Banking Group Ltd., 1.514%, due 06/18/13	4,513,437	0.4
5,750,000	#, L	Australia & New Zealand Banking Group Ltd., 2.400%, due 01/11/13	5,752,935	0.4
4,300,000		Bank of New York Mellon Corp., 5.125%, due 08/27/13	4,435,165	0.3
7,650,000		Bottling Group, LLC, 5.000%, due 11/15/13	7,959,078	0.6
6,250,000		Caterpillar Financial Services Corp., 0.472%, due 02/22/13	6,252,484	0.5
300,000		Caterpillar Financial Services Corp., 0.478%, due 03/19/13	300,286	0.0
5,000,000	#	Commonwealth Bank of Australia, 0.859%, due 03/19/13	5,006,747	0.4
4,250,000	#	Fosse Master Issuer PLC, 0.389%, due 01/20/13	4,250,000	0.3
1,900,000		General Electric Capital Corp., 0.336%, due 01/22/13	1,899,145	0.1
1,000,000		General Electric Capital Corp., 4.800%, due 05/01/13	1,013,695	0.1
250,000		General Electric Co., 5.000%, due 02/01/13	250,924	0.0
5,000,000	#	HSBC Bank PLC, 0.725%, due 01/18/13	5,000,997	0.4
7,050,000	#	HSBC Bank PLC, 1.625%, due 08/12/13	7,102,602	0.6
7,050,000		JPMorgan Chase & Co., 0.962%, due 02/26/13	7,057,592	0.6

See Accompanying Notes to Financial Statements

130

ING LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

OTHER NOTE: (continued)
11,000,000		JPMorgan Chase & Co., 4.750%, due 05/01/13	$11,159,195	0.9
2,750,000		JPMorgan Chase Bank NA, 0.331%, due 01/21/13	2,745,557	0.2
781,000		JPMorgan Chase Bank, 0.200%, due 01/04/13	780,987	0.1
8,676,924	#	Motor PLC, 0.683%, due 09/25/13	8,676,923	0.7
2,000,000		Pepsico, Inc., 0.875%, due 10/25/13	2,008,143	0.2
12,000,000	#	Rabobank Nederland, 0.459%, due 01/22/13	12,001,067	0.9
2,250,000		Rabobank Nederland, 3.375%, due 02/19/13	2,258,556	0.2
24,000,000	#	Royal Bank of Canada, 0.408%, due 01/02/13	24,000,000	1.9
13,700,000		Royal Bank of Canada, 0.461%, due 03/08/13	13,706,519	1.1
24,000,000		Svenska Handelsbanken AB, 0.386%, due 01/04/13	24,000,000	1.9
2,250,000		Toronto Dominion Bank, 0.763%, due 02/01/13	2,258,568	0.2
7,750,000		Toyota Motor Credit Corp., 0.395%, due 01/25/13	7,750,000	0.6
1,000,000		Toyota Motor Credit Corp., 0.540%, due 01/14/13	1,000,134	0.1
15,500,000		Toyota Motor Credit Corp., 0.547%, due 01/11/13	15,500,000	1.2
12,250,000		Toyota Motor Credit Corp., 0.551%, due 01/22/13	12,267,041	1.0
4,500,000		Toyota Motor Credit Corp., 0.567%, due 01/23/13	4,504,786	0.4
3,000,000		Toyota Motor Credit Corp., 0.797%, due 01/11/13	3,010,303	0.2
4,000,000		US Bancorp, 1.375%, due 09/13/13	4,025,562	0.3
1,750,000		US Bancorp, 2.000%, due 06/14/13	1,763,130	0.1
8,441,000		Wells Fargo & Co., 4.375%, due 01/31/13	8,468,882	0.7
36,250,000		Wells Fargo Bank NA, 0.380%, due 03/22/13	36,250,000	2.9
26,500,000		Westpac Banking Corp, 0.533%, due 01/28/13	26,500,000	2.1
2,100,000		Westpac Banking Corp, 0.533%, due 01/28/13	2,100,253	0.2

		Total Other Note
		(Cost $332,877,779)	332,877,779	26.3

SECURITIES LENDING COLLATERALCC(1): 0.4%
1,067,247		Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,067,265, collateralized by various U.S. Government Agency Obligations, 3.500%–5.500%, Market Value plus accrued interest $1,088,592, due 08/01/27–01/01/43)	$1,067,247	0.1
1,067,247		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,067,259, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,088,592, due 10/01/16–12/20/42)	1,067,247	0.1
1,067,247		Daiwa Capital Markets, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,067,265, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,088,592, due 06/14/13–12/01/42)	1,067,247	0.1
224,612		JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $224,614, collateralized by various U.S. Government Securities, 0.750%–1.625%, Market Value plus accrued interest $229,105, due 10/31/17–08/15/22)	224,612	0.0
1,067,247		Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%–0.19%, due 01/02/13 (Repurchase Amount $1,067,258, collateralized by various U.S. Government Agency Obligations, 0.500%–6.000%, Market Value plus accrued interest $1,088,592, due 08/09/13–06/20/42)	1,067,247	0.1

		Total Securities Lending Collateral
		(Cost $4,493,600)	4,493,600	0.4

See Accompanying Notes to Financial Statements

131

ING LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

TREASURY DEBT: 14.1%
63,000,000	Treasury Bill, 0.030%, due 01/17/13	$62,999,147	5.0
50,000,000	Treasury Bill, 0.050%, due 01/10/13	49,999,375	3.9
42,750,000	Treasury Bill, 0.060%, due 01/03/13	42,749,858	3.4
22,500,000	Treasury Bill, 0.111%, due 06/20/13	22,488,198	1.8

	Total Treasury Debt
	(Cost $178,236,578)	178,236,578	14.1

	Total Investments in Securities (Cost $1,270,890,691)	$1,270,890,691	100.3
	Liabilities in Excess of Other Assets	(4,069,589)	(0.3)
	Net Assets	$1,266,821,102	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is the same as for financial statement purposes.

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Certificate of Deposit	$—	$67,765,927	$—	$67,765,927
Corporate Bonds/Notes	—	12,401,725	—	12,401,725
Securities Lending Collateral	—	4,493,600	—	4,493,600
Treasury Debt	—	178,236,578	—	178,236,578
Financial Company Commercial Paper	—	93,706,848	—	93,706,848
Other Note	—	332,877,779	—	332,877,779
Government Agency Repurchase Agreement	—	129,840,000	—	129,840,000
Other Commercial Paper	—	8,499,759	—	8,499,759
Other Instrument	58,750,000	—	—	58,750,000
Government Agency Debt	—	34,278,526	—	34,278,526
Asset Backed Commercial Paper	—	350,039,949	—	350,039,949
Total Investments, at fair value	$58,750,000	$1,212,140,691	$—	$1,270,890,691

ˆ	See Note 2, ″Significant Accounting Policies″ in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

132

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

ING MARSICO GROWTH PORTFOLIO

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.9%
		Consumer Discretionary: 32.8%
26,977	@	Autozone, Inc.	$9,561,458	1.9
394,808		CBS Corp. — Class B	15,022,444	3.0
17,465	@	Chipotle Mexican Grill, Inc.	5,195,139	1.0
128,313		Comcast Corp. — Class A	4,796,340	1.0
89,717	@	Dollar General Corp.	3,955,622	0.8
107,845		GNC Holdings, Inc.	3,589,082	0.7
130,281		Home Depot, Inc.	8,057,880	1.6
102,997	@	Liberty Global, Inc.	6,487,781	1.3
108,352		Limited Brands, Inc.	5,099,045	1.0
283,914		Lowe’s Cos., Inc.	10,084,625	2.0
111,817	@, L	Lululemon Athletica, Inc.	8,523,810	1.7
59,945		McDonald’s Corp.	5,287,748	1.1
188,652		Nike, Inc.	9,734,443	1.9
15,975	@	Priceline.com, Inc.	9,923,670	2.0
139,398		Starbucks Corp.	7,474,521	1.5
268,644		Starwood Hotels & Resorts Worldwide, Inc.	15,409,420	3.1
302,813		TJX Cos., Inc.	12,854,412	2.6
119,610		Wynn Resorts Ltd.	13,454,929	2.7
69,014		Yum! Brands, Inc.	4,582,530	0.9
59,401		Other Securities	4,746,461	1.0
			163,841,360	32.8

		Consumer Staples: 0.8%
63,961		Estee Lauder Cos, Inc.	3,828,705	0.8

		Energy: 6.1%
152,648		Kinder Morgan, Inc./Delaware	5,393,054	1.1
155,328		National Oilwell Varco, Inc.	10,616,669	2.1
209,079		Schlumberger Ltd.	14,487,084	2.9
			30,496,807	6.1

		Financials: 9.6%
131,231		American Tower Corp.	10,140,219	2.0
288,549		Citigroup, Inc.	11,414,998	2.3
158,721		US Bancorp.	5,069,549	1.0
546,181		Wells Fargo & Co.	18,668,467	3.7
78,770		Other Securities	2,780,581	0.6
			48,073,814	9.6

		Health Care: 11.8%
108,414	@	Biogen Idec, Inc.	15,901,081	3.2
230,116		Bristol-Myers Squibb Co.	7,499,480	1.5

COMMON STOCK: (continued)
		Health Care: (continued)
181,536	@	Express Scripts Holding Co.	$9,802,944	2.0
207,259	@	Gilead Sciences, Inc.	15,223,174	3.0
15,362	@	Intuitive Surgical, Inc.	7,533,064	1.5
29,021		Perrigo Co.	3,019,055	0.6
			58,978,798	11.8

		Industrials: 12.6%
61,966		Cummins, Inc.	6,714,016	1.3
99,528		Danaher Corp.	5,563,615	1.1
7,599,000		Hutchison Port Holdings Trust	6,003,210	1.2
172,243		Pentair Ltd.	8,465,743	1.7
70,573		Precision Castparts Corp.	13,367,938	2.7
51,414		Union Pacific Corp.	6,463,768	1.3
64,773		WW Grainger, Inc.	13,108,112	2.6
169,956		Other Securities	3,311,542	0.7
			62,997,944	12.6

		Information Technology: 16.6%
48,279	@	Accenture PLC	3,210,554	0.6
27,426		Apple, Inc.	14,618,881	2.9
197,250	@	eBay, Inc.	10,063,695	2.0
39,154	@	Equinix, Inc.	8,073,555	1.6
7,390	@	Google, Inc. — Class A	5,242,244	1.1
253,314		Qualcomm, Inc.	15,710,534	3.2
103,673		Visa, Inc.	15,714,753	3.2
81,559	@	VMware, Inc.	7,677,964	1.5
22,592		Other Securities	2,594,014	0.5
			82,906,194	16.6

		Materials: 5.6%
250,497		LyondellBasell Industries N.V. Cl A	14,300,874	2.9
143,262		Monsanto Co.	13,559,748	2.7
			27,860,622	5.6

		Total Common Stock
		(Cost $426,654,747)	478,984,244	95.9

PREFERRED STOCK: 0.8%
		Financials: 0.8%
131,480	P	Wells Fargo & Co.	3,858,938	0.8

		Total Preferred Stock
		(Cost $2,516,649)	3,858,938	0.8

		Total Long-Term Investments
		(Cost $429,171,396)	482,843,182	96.7

See Accompanying Notes to Financial Statements

133

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

ING MARSICO GROWTH PORTFOLIO

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.9%
	Securities Lending Collateralcc(1): 0.6%
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,000,011, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,020,000, due 10/01/16–12/20/42)	$1,000,000	0.2
30,408	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%, due 01/02/13 (Repurchase Amount $30,408, collateralized by various U.S. Government Agency Obligations, 0.500%–6.000%, Market Value plus accrued interest $31,016, due 08/09/13–04/18/36)	30,408	0.0
1,000,000	Mizuho Securities USA Inc., Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,000,016, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–11.250%, Market Value plus accrued interest $1,020,000, due 02/01/13–08/15/41)	1,000,000	0.2
804,755	Morgan Stanley, Repurchase Agreement dated 12/31/12, 0.25%, due 01/02/13 (Repurchase Amount $804,766, collateralized by various U.S. Government Agency Obligations, 3.500%–5.500%, Market Value plus accrued interest $820,850, due 10/01/26–11/01/42)	804,755	0.2
		2,835,163	0.6

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 3.3%
16,706,850	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $16,706,850)	$16,706,850	3.3

	Total Short-Term Investments
	(Cost $19,542,013)	19,542,013	3.9

	Total Investments in Securities (Cost $448,713,409)	$502,385,195	100.6
	Liabilities in Excess of Other Assets	(2,775,765)	(0.6)
	Net Assets	$499,609,430	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

P	Preferred Stock may be called prior to convertible date.

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $449,192,157.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$61,441,260
Gross Unrealized Depreciation	(8,248,222)
Net Unrealized Appreciation	$53,193,038

See Accompanying Notes to Financial Statements

134

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

ING MARSICO GROWTH PORTFOLIO

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$163,841,360	$—	$—	$163,841,360
Consumer Staples	3,828,705	—	—	3,828,705
Energy	30,496,807	—	—	30,496,807
Financials	48,073,814	—	—	48,073,814
Health Care	58,978,798	—	—	58,978,798
Industrials	60,962,191	2,035,753	—	62,997,944
Information Technology	82,906,194	—	—	82,906,194
Materials	27,860,622	—	—	27,860,622
Total Common Stock	476,948,491	2,035,753	—	478,984,244
Preferred Stock	3,858,938	—	—	3,858,938
Short-Term Investments	16,706,850	2,835,163	—	19,542,013
Total Investments, at fair value	$497,514,279	$4,870,916	$—	$502,385,195

ˆ	See Note 2, ″Significant Accounting Policies″ in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

135

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

ING MFS TOTAL RETURN PORTFOLIO

Shares			Value	Percentage of Net Assets

COMMON STOCK: 60.5%
		Consumer Discretionary: 6.8%
195,390		Comcast Corp. — Special Class A	$7,024,271	0.8
181,420		Johnson Controls, Inc.	5,569,594	0.7
103,120		Omnicom Group, Inc.	5,151,875	0.6
112,970		Target Corp.	6,684,435	0.8
108,550		Viacom — Class B	5,724,927	0.7
172,020		Walt Disney Co.	8,564,876	1.0
533,390		Other Securities(a)	19,103,793	2.2
			57,823,771	6.8

		Consumer Staples: 8.5%
146,538		CVS Caremark Corp.	7,085,112	0.8
264,449		Diageo PLC	7,702,544	0.9
144,990		General Mills, Inc.	5,859,046	0.7
69,346		Groupe Danone	4,567,994	0.5
111,425		Nestle S.A.	7,269,754	0.9
202,780		Philip Morris International, Inc.	16,960,519	2.0
447,997		Other Securities	22,972,446	2.7
			72,417,415	8.5

		Energy: 6.2%
64,470		Apache Corp.	5,060,895	0.6
90,427		Chevron Corp.	9,778,776	1.1
164,954		ExxonMobil Corp.	14,276,768	1.7
84,930		Occidental Petroleum Corp.	6,506,487	0.7
291,682		Other Securities	17,771,106	2.1
			53,394,032	6.2

		Financials: 12.9%
98,900		ACE Ltd.	7,892,220	0.9
81,890	@	Aon PLC	4,553,084	0.5
288,350		Bank of America Corp.	3,344,860	0.4
335,686		Bank of New York Mellon Corp.	8,627,130	1.0
25,978		Blackrock, Inc.	5,369,912	0.6
83,360		Goldman Sachs Group, Inc.	10,633,402	1.3
431,620		JPMorgan Chase & Co.	18,978,331	2.2
198,000		Metlife, Inc.	6,522,120	0.8
124,100		Prudential Financial, Inc.	6,618,253	0.8
115,040		State Street Corp.	5,408,030	0.6
84,950		Travelers Cos., Inc.	6,101,109	0.7
283,460		Wells Fargo & Co.	9,688,663	1.2
341,945		Other Securities	15,941,984	1.9
			109,679,098	12.9

		Health Care: 7.4%
108,730		Abbott Laboratories	7,121,815	0.8
193,690		Johnson & Johnson	13,577,669	1.6
584,458		Pfizer, Inc.	14,658,207	1.7
90,710		Thermo Fisher Scientific, Inc.	5,785,484	0.7
430,214		Other Securities	21,722,866	2.6
			62,866,041	7.4

COMMON STOCK: (continued)
		Industrials: 9.5%
92,340		3M Co.	$8,573,769	1.0
175,230		Danaher Corp.	9,795,357	1.2
143,200		Honeywell International, Inc.	9,088,904	1.1
142,090		Lockheed Martin Corp.	13,113,486	1.5
80,650		United Parcel Service, Inc. — Class B	5,946,325	0.7
128,380		United Technologies Corp.	10,528,444	1.2
426,377		Other Securities	23,998,966	2.8
			81,045,251	9.5

		Information Technology: 4.1%
105,140	@	Accenture PLC	6,991,810	0.8
33,910		International Business Machines Corp.	6,495,460	0.8
220,218		Oracle Corp.	7,337,664	0.8
493,555		Other Securities	14,605,348	1.7
			35,430,282	4.1

		Materials: 1.9%
57,570		Air Products & Chemicals, Inc.	4,837,031	0.6
58,550		PPG Industries, Inc.	7,924,743	0.9
76,930		Other Securities	3,358,228	0.4
			16,120,002	1.9

		Telecommunication Services: 2.1%
277,456		AT&T, Inc.	9,353,042	1.1
2,798,351		Vodafone Group PLC	7,044,227	0.8
31,768		Other Securities	1,242,764	0.2
			17,640,033	2.1

		Utilities: 1.1%
285,910		Other Securities	9,266,946	1.1

		Total Common Stock
		(Cost $405,599,222)	515,682,871	60.5

PREFERRED STOCK: 0.3%
		Consumer Discretionary: 0.2%
30,650		Other Securities(a)	1,352,584	0.2

		Industrials: 0.0%
6,520	@	United Technologies Corp.	363,229	0.0

		Utilities: 0.1%
9,130		Other Securities	481,699	0.1

		Total Preferred Stock
		(Cost $2,316,538)	2,197,512	0.3

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 10.3%
		Consumer Discretionary: 1.1%
874,000		Target Corp., 4.000%, 07/01/42	898,868	0.1

See Accompanying Notes to Financial Statements

136

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

ING MFS TOTAL RETURN PORTFOLIO

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Discretionary: (continued)
722,000	#	Volkswagen International Finance NV, 2.375%, 03/22/17	$744,153	0.1
7,137,000		Other Securities	7,954,467	0.9
			9,597,488	1.1

		Consumer Staples: 0.6%
866,000	#	BAT International Finance PLC, 3.250%, 06/07/22	903,473	0.1
350,000	#	Kraft Foods Group, Inc., 3.500%, 06/06/22	373,910	0.0
2,945,000		Other Securities	3,904,723	0.5
			5,182,106	0.6

		Energy: 1.5%
850,000	#	CNOOC Finance 2012 Ltd., 3.875%, 05/02/22	904,056	0.1
597,920	#	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.832%, 09/30/16	660,104	0.1
9,489,000		Other Securities	11,261,467	1.3
			12,825,627	1.5

		Financials: 4.5%
870,000	#	ABN Amro Bank NV, 2.083%, 01/30/14	880,554	0.1
456,000	#	Achmea Hypotheekbank NV, 3.200%, 11/03/14	478,235	0.1
521,000	#	Banco Bradesco S.A./Cayman Islands, 6.750%, 09/29/19	592,637	0.1
1,627,000		Bank of America Corp., 5.490%–7.625%, 05/15/14–06/01/19	1,896,106	0.2
558,000	#	BNP Paribas, 7.195%, 06/29/49	574,740	0.1
754,000	#	BPCE S.A., 12.500%, 08/29/49	875,863	0.1
610,000	#	Commonwealth Bank of Australia, 5.000%, 10/15/19	709,338	0.1
965,000	#	ERAC USA Finance, LLC, 7.000%, 10/15/37	1,226,352	0.1
1,113,000		Goldman Sachs Group, Inc., 5.625%, 01/15/17	1,221,911	0.1
196,000	#	Hyundai Capital America, 2.125%, 10/02/17	197,554	0.0
1,400,000	#	Irish Life & Permanent Group Holdings PLC, 3.600%, 01/14/13	1,400,805	0.2
1,278,000		JPMorgan Chase & Co., 3.250%–6.300%, 04/23/19–09/23/22	1,525,106	0.2
480,000	#	Metropolitan Life Global Funding I, 5.125%, 04/10/13	486,045	0.0
470,000	#	Metropolitan Life Global Funding I, 5.125%, 06/10/14	499,832	0.1
560,000	#	Nordea Bank AB, 4.875%, 01/14/21	650,145	0.1

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
400,000	#	Santander US Debt SA Unipersonal, 3.781%, 10/07/15	$402,506	0.0
820,000	#	Svenska Handelsbanken AB, 4.875%, 06/10/14	866,847	0.1
200,000	#	Swedbank AB, 2.125%, 09/29/17	204,504	0.0
1,530,000	#	Temasek Financial I Ltd., 2.375%, 01/23/23	1,512,685	0.2
840,000	#	WEA Finance, LLC, 4.625%, 05/10/21	941,283	0.1
314,000	#	WEA Finance, LLC, 6.750%, 09/02/19	389,230	0.1
430,000	#	ZFS Finance USA Trust V, 6.500%, 05/09/37	460,638	0.0
18,572,000		Other Securities	20,714,099	2.4
			38,707,015	4.5

		Health Care: 0.9%
1,560,000	#	AbbVie, Inc., 1.200%, 11/06/15	1,571,386	0.2
1,100,000	#	Aristotle Holding, Inc., 2.650%, 02/15/17	1,144,086	0.1
1,114,000	#	Roche Holdings, Inc., 6.000%, 03/01/19	1,387,509	0.2
3,374,000		Other Securities	3,786,782	0.4
			7,889,763	0.9

		Industrials: 0.4%
873,000	#	Atlas Copco AB, 5.600%, 05/22/17	1,022,111	0.1
772,000	#	BAE Systems Holdings, Inc., 5.200%, 08/15/15	845,869	0.1
360,000		United Technologies Corp., 3.100%, 06/01/22	381,579	0.1
969,000		Other Securities	989,803	0.1
			3,239,362	0.4

		Information Technology: 0.0%
243,000		Other Securities	246,014	0.0

		Materials: 0.1%
248,000	#	Corp. Nacional del Cobre de Chile — CODELCO, 3.750%, 11/04/20	269,152	0.0
450,000		Other Securities	521,898	0.1
			791,050	0.1

		Telecommunication Services: 0.6%
1,183,000		AT&T, Inc., 5.550%, 08/15/41	1,421,069	0.2
320,000	#	Crown Castle Towers, LLC, 4.883%, 08/15/20	361,333	0.0
605,000	#	Crown Castle Towers, LLC, 6.113%, 01/15/20	729,182	0.1
1,883,000		Other Securities	2,229,773	0.3
			4,741,357	0.6

		Utilities: 0.6%
4,159,798		Other Securities	4,788,267	0.6

		Total Corporate Bonds/Notes
		(Cost $79,027,815)	88,008,049	10.3

See Accompanying Notes to Financial Statements

137

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

ING MFS TOTAL RETURN PORTFOLIO

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.7%
27,589	#	BlackRock Capital Finance LP, 7.750%, 09/25/26	$9,521	0.0
225,442	#	GG1C Funding Corp., 5.129%, 01/15/14	228,459	0.0
4,810,215		JPMorgan Chase Commercial Mortgage Securities Corp., 4.780%–5.812%, 09/12/37–06/15/49	5,185,408	0.6
3,503,321	#, ˆ	Morgan Stanley Capital I, 0.979%, 11/15/30	77,834	0.0
950,869	#	Spirit Master Funding, LLC, 5.050%, 07/20/23	874,324	0.1
7,201,886		Other Securities	8,339,512	1.0

		Total Collateralized Mortgage Obligations
		(Cost $13,315,320)	14,715,058	1.7

MUNICIPAL BONDS: 0.2%
		New Jersey: 0.2%
900,000		Other Securities	1,318,653	0.2

		Total Municipal Bonds
		(Cost $935,441)	1,318,653	0.2

FOREIGN GOVERNMENT BONDS: 0.5%
1,800,000	#	Russian Foreign Bond — Eurobond, 3.625%, 04/29/15	1,906,200	0.2
611,000	#	Societe Financement de l’Economie Francaise, 3.375%, 05/05/14	635,656	0.1
1,258,000		Other Securities	1,457,478	0.2

		Total Foreign Government Bonds
		(Cost $3,643,905)	3,999,334	0.5

U.S. TREASURY OBLIGATIONS: 12.5%
		U.S. Treasury Bonds: 3.7%
4,607,000		3.125%, due 05/15/19	5,213,830	0.6
13,257,500		4.500%, due 08/15/39	17,510,254	2.0
6,256,000		3.750%–9.875%, due 02/15/13–05/15/37	8,352,914	1.0
383,000		Other Securities	548,054	0.1
			31,625,052	3.7

		U.S. Treasury Notes: 8.8%
11,538,000		0.875%, due 12/31/16	11,694,847	1.4
6,642,000		1.875%, due 04/30/14	6,788,596	0.8
5,601,000		3.500%, due 05/15/20	6,499,350	0.7
5,315,900		0.500%–2.750%, due 08/15/14–02/15/19	5,545,450	0.7
25,641,000		2.125%, due 05/31/15	26,756,794	3.1
17,513,000		1.375%–3.500%, due 01/15/13–02/29/16	17,788,713	2.1
			75,073,750	8.8

		Total U.S. Treasury Obligations
		(Cost $100,712,738)	106,698,802	12.5

U.S. GOVERNMENT AGENCY OBLIGATIONS: 12.2%
		Federal Home Loan Mortgage Corporation: 3.4%##
26,519,199	W	2.303%–6.500%, due 04/01/16–12/15/42	$28,822,121	3.4

		Federal National Mortgage Association: 6.4%##
4,357,000	W	3.500%, due 06/25/42	4,646,502	0.6
45,038,243	W	2.578%–7.500%, due 04/01/13–11/25/42	49,459,153	5.8
175,392		3.154%–5.500%, due 02/25/18–05/01/35	193,282	0.0
			54,298,937	6.4

		Government National Mortgage Association: 2.3%
18,024,731		3.000%–6.000%, due 09/15/32–01/15/43	19,773,517	2.3

		Other U.S. Agency Obligations: 0.1%
425,000		Other Securities	621,894	0.1

		Total U.S. Government Agency Obligations
		(Cost $96,858,004)	103,516,469	12.2

ASSET-BACKED SECURITIES: 0.7%
		Home Equity Asset-Backed Securities: 0.2%
966,093	#	Bayview Financial Revolving Mortgage Loan Trust, 1.810%, 12/28/40	610,699	0.1
1,728,424		Other Securities	1,196,610	0.1
			1,807,309	0.2

		Other Asset-Backed Securities: 0.5%
402,026	#	Capital Trust Re CDO Ltd., 5.160%, 06/25/35	405,885	0.1
3,318,868		Other Securities	3,726,801	0.4
			4,132,686	0.5

		Total Asset-Backed Securities
		(Cost $6,414,587)	5,939,995	0.7

		Total Long-Term Investments
		(Cost $708,823,570)	842,076,743	98.9

SHORT-TERM INVESTMENTS: 0.5%
		Securities Lending Collateralcc(1): 0.5%
1,005,487		Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,005,504, collateralized by various U.S. Government Agency Obligations, 3.500%–5.500%, Market Value plus accrued interest $1,025,597, due 08/01/27–01/01/43)	1,005,487	0.1

See Accompanying Notes to Financial Statements

138

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

ING MFS TOTAL RETURN PORTFOLIO

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,005,487	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,005,498, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,025,597, due 10/01/16–12/20/42)	$1,005,487	0.1
211,612	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $211,614, collateralized by various U.S. Government Securities, 0.750%–1.625%, Market Value plus accrued interest $215,845, due 10/31/17–08/15/22)	211,612	0.1
1,005,487	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%–0.19%, due 01/02/13 (Repurchase Amount $1,005,497, collateralized by various U.S. Government Agency Obligations, 0.500%–6.000%, Market Value plus accrued interest $1,025,597, due 08/09/13–06/20/42)	1,005,487	0.1
1,005,487	Royal Bank of Canada, Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $1,005,497, collateralized by various U.S. Government Agency Obligations, 2.000%–4.500%, Market Value plus accrued interest $1,025,597, due 10/01/32–01/01/43)	1,005,487	0.1
		4,233,560	0.5

	Total Short-Term Investments
	(Cost $4,233,560)	4,233,560	0.5

	Total Investments in Securities (Cost $713,057,130)	$846,310,303	99.4
	Assets in Excess of Other Liabilities	5,294,779	0.6
	Net Assets	$851,605,082	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

W	Settlement is on a when-issued or delayed-delivery basis.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $735,603,972.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$142,202,829
Gross Unrealized Depreciation	(31,496,498)
Net Unrealized Appreciation	$110,706,331

See Accompanying Notes to Financial Statements

139

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

ING MFS TOTAL RETURN PORTFOLIO

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$57,823,771	$—	$—	$57,823,771
Consumer Staples	55,891,764	16,525,651	—	72,417,415
Energy	53,394,032	—	—	53,394,032
Financials	109,679,098	—	—	109,679,098
Health Care	59,764,922	3,101,119	—	62,866,041
Industrials	81,045,251	—	—	81,045,251
Information Technology	35,430,282	—	—	35,430,282
Materials	16,120,002	—	—	16,120,002
Telecommunication Services	10,595,806	7,044,227	—	17,640,033
Utilities	9,266,946	—	—	9,266,946
Total Common Stock	489,011,874	26,670,997	—	515,682,871
Preferred Stock	1,352,584	844,928	—	2,197,512
Corporate Bonds/Notes	—	88,008,049	—	88,008,049
Collateralized Mortgage Obligations	—	14,715,058	—	14,715,058
Municipal Bonds	—	1,318,653	—	1,318,653
Short-Term Investments	—	4,233,560	—	4,233,560
U.S. Treasury Obligations	—	106,698,802	—	106,698,802
Asset-Backed Securities	—	5,534,110	405,885	5,939,995
U.S. Government Agency Obligations	—	103,516,469	—	103,516,469
Foreign Government Bonds	—	3,999,334	—	3,999,334
Total Investments, at fair value	$490,364,458	$355,539,960	$405,885	$846,310,303

ˆ	See Note 2, ″Significant Accounting Policies″ in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

140

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

ING MFS UTILITIES PORTFOLIO

Shares			Value	Percentage of Net Assets

COMMON STOCK: 91.2%
		Consumer Discretionary: 11.6%
611,880		Comcast Corp. — Special Class A	$21,997,086	3.7
60,493		Kabel Deutschland Holding AG	4,553,067	0.8
135,876		Time Warner Cable, Inc.	13,205,788	2.2
526,550		Virgin Media, Inc.	19,350,713	3.3
3,346,340		Other Securities	9,629,634	1.6
			68,736,288	11.6

		Energy: 13.1%
145,920		EQT Corp.	8,606,362	1.5
555,291		Kinder Morgan, Inc./Delaware	19,618,431	3.3
184,440		QEP Resources, Inc.	5,582,999	0.9
368,280		Spectra Energy Corp.	10,083,506	1.7
392,661		Williams Cos., Inc.	12,855,721	2.2
150,950		Williams Partners L.P.	7,345,227	1.2
378,050		Other Securities	13,501,297	2.3
			77,593,543	13.1

		Financials: 0.8%
61,940		American Tower Corp.	4,786,104	0.8

		Telecommunication Services: 14.3%
3,960,170		Bezeq Israeli Telecommunication Corp., Ltd.	4,587,098	0.8
341,195		Mobile Telesystems OJSC ADR	6,363,287	1.1
59,030	@	SBA Communications Corp.	4,192,311	0.7
959,736		TDC A/S	6,799,847	1.1
9,454,540		Telecom Italia S.p.A. RNC	7,524,820	1.3
196,130		Telefonica Brasil SA ADR	4,718,888	0.8
196,610	#, @	Telefonica Deutschland Holding AG	1,498,451	0.2
329,229		Tim Participacoes SA ADR	6,525,319	1.1
148,090		Verizon Communications, Inc.	6,407,854	1.1
2,214,034		Vodafone Group PLC	5,573,338	0.9
229,750		Ziggo NV	7,508,725	1.3
7,518,610		Other Securities	22,983,874	3.9
			84,683,812	14.3

		Utilities: 51.4%
954,140		AES Corp.	10,209,298	1.7
202,220		American Electric Power Co., Inc.	8,630,750	1.5
759,100	@	Calpine Corp.	13,762,483	2.3
303,570		CenterPoint Energy, Inc.	5,843,722	1.0
115,180		Cia Paranaense de Energia ADR	1,768,013	0.3
185,100		Cia Paranaense de Energia	2,865,773	0.5
814,120		CMS Energy Corp.	19,848,246	3.4

COMMON STOCK: (continued)
		Utilities: (continued)
137,910		Duke Energy Corp.	$8,798,658	1.5
352,490		Edison International	15,929,023	2.7
764,800		EDP — Energias do Brasil S.A.	4,665,373	0.8
1,862,429	@	EDP Renovaveis S.A.	9,877,329	1.7
385,436		Enagas	8,257,643	1.4
5,346,998		Energias de Portugal S.A.	16,264,508	2.7
220,310		Exelon Corp.	6,552,019	1.1
219,500		FirstEnergy Corp.	9,166,320	1.6
320,492		Gaz de France	6,600,912	1.1
887,077		Iberdrola S.A.	4,954,090	0.8
85,310		ITC Holdings Corp.	6,561,192	1.1
118,760		NextEra Energy, Inc.	8,217,004	1.4
312,080		NiSource, Inc.	7,767,671	1.3
149,810		Northeast Utilities	5,854,575	1.0
598,649		NRG Energy, Inc.	13,762,941	2.3
177,680		OGE Energy Corp.	10,005,161	1.7
117,390		Oneok, Inc.	5,018,422	0.8
264,910		PPL Corp.	7,584,373	1.3
371,810		Public Service Enterprise Group, Inc.	11,377,386	1.9
135,004		Red Electrica de Espana	6,668,681	1.1
231,113		Scottish & Southern Energy PLC	5,376,666	0.9
102,890		Sempra Energy	7,299,017	1.2
20,676,884		Other Securities	54,774,202	9.3
			304,261,451	51.4

		Total Common Stock
		(Cost $479,759,731)	540,061,198	91.2

PREFERRED STOCK: 4.7%
		Utilities: 4.7%
484,250		Cia Energetica de Minas Gerais	5,345,079	0.9
81,520		NextEra Energy, Inc.	4,080,891	0.7
107,060		NextEra Energy, Inc. — Convertible	5,674,180	1.0
235,830		PPL Corp.	12,556,463	2.1

		Total Preferred Stock
		(Cost $28,660,448)	27,656,613	4.7

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 2.7%
		Consumer Discretionary: 0.7%
2,156,000		Other Securities	4,448,098	0.7

		Energy: 0.6%
3,235,000		Other Securities	3,663,637	0.6

		Telecommunication Services: 0.8%
1,891,000		SBA Communications Corp., 4.000%, 10/01/14	4,480,488	0.8

See Accompanying Notes to Financial Statements

141

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

ING MFS UTILITIES PORTFOLIO

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Utilities: 0.6%
910,000	#	Viridian Group FundCo II, 11.125%, 04/01/17	$950,950	0.2
2,005,000		Other Securities	2,325,800	0.4
			3,276,750	0.6

		Total Corporate Bonds/Notes
		(Cost $10,993,241)	15,868,973	2.7

		Total Investments in Securities (Cost $519,413,420)	$583,586,784	98.6
		Assets in Excess of Other Liabilities	8,441,283	1.4
		Net Assets	$592,028,067	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $522,208,554.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$89,741,117
Gross Unrealized Depreciation	(28,362,887)
Net Unrealized Appreciation	$61,378,230

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$64,183,221	$4,553,067	$—	$68,736,288
Energy	77,593,543	—	—	77,593,543
Financials	4,786,104	—	—	4,786,104
Telecommunication Services	50,843,311	33,840,501	—	84,683,812
Utilities	231,623,211	72,638,240	—	304,261,451
Total Common Stock	429,029,390	111,031,808	—	540,061,198
Preferred Stock	9,425,970	18,230,643	—	27,656,613
Corporate Bonds/Notes	—	15,868,973	—	15,868,973
Total Investments, at fair value	$438,455,360	$145,131,424	$—	$583,586,784
Other Financial Instruments+
Forward Foreign Currency Contracts	—	210,299	—	210,299
Total Assets	$438,455,360	$145,341,723	$—	$583,797,083
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(1,407,868)	$—	$(1,407,868)
Total Liabilities	$—	$(1,407,868)	$—	$(1,407,868)

ˆ	See Note 2, ″Significant Accounting Policies″ in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

142

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

ING MFS UTILITIES PORTFOLIO

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING MFS Utilities Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	British Pound	251,499	Buy	01/11/13	$405,030	$408,540	$3,510
Barclays Bank PLC	British Pound	128,735	Buy	01/11/13	206,625	209,119	2,494
Barclays Bank PLC	British Pound	218,043	Buy	01/11/13	351,117	354,193	3,076
Barclays Bank PLC	British Pound	37,813	Buy	01/11/13	60,644	61,423	779
Barclays Bank PLC	British Pound	201,448	Buy	01/11/13	322,834	327,235	4,401
Credit Suisse Group AG	EU Euro	433,759	Buy	01/11/13	570,805	572,584	1,779
Credit Suisse Group AG	EU Euro	284,345	Buy	01/11/13	367,954	375,350	7,396
Credit Suisse Group AG	EU Euro	451,545	Buy	01/11/13	584,370	596,062	11,692
Credit Suisse Group AG	EU Euro	40,060	Buy	01/11/13	51,406	52,881	1,475
Credit Suisse Group AG	British Pound	485,708	Buy	01/11/13	774,184	788,991	14,807
Credit Suisse Group AG	British Pound	231,976	Buy	01/11/13	370,655	376,825	6,170
Credit Suisse Group AG	EU Euro	230,433	Buy	01/11/13	298,165	304,184	6,019
Credit Suisse Group AG	British Pound	257,063	Buy	01/11/13	409,627	417,577	7,950
Credit Suisse Group AG	EU Euro	143,300	Buy	01/11/13	188,227	189,164	937
Credit Suisse Group AG	EU Euro	281,045	Buy	01/11/13	364,341	370,993	6,652
Deutsche Bank AG	EU Euro	557,495	Buy	01/11/13	734,970	735,922	952
Deutsche Bank AG	EU Euro	50,920	Buy	01/11/13	65,860	67,217	1,357
Deutsche Bank AG	British Pound	249,536	Buy	01/11/13	401,029	405,350	4,321
Deutsche Bank AG	EU Euro	137,373	Buy	01/11/13	178,096	181,340	3,244
Deutsche Bank AG	British Pound	223,833	Buy	01/11/13	358,327	363,597	5,270
Deutsche Bank AG	British Pound	457,911	Buy	01/11/13	733,378	743,838	10,460
Deutsche Bank AG	EU Euro	105,177	Buy	01/11/13	136,461	138,839	2,378
Deutsche Bank AG	EU Euro	122,872	Buy	01/11/13	159,579	162,197	2,618
Deutsche Bank AG	EU Euro	484,047	Buy	01/11/13	627,305	638,967	11,662
Goldman Sachs & Co.	British Pound	204,827	Buy	01/11/13	330,354	332,725	2,371
JPMorgan Chase & Co.	British Pound	69,162	Buy	01/11/13	112,345	112,348	3
JPMorgan Chase & Co.	EU Euro	382,143	Buy	01/11/13	489,568	504,449	14,881
JPMorgan Chase & Co.	British Pound	164,822	Buy	01/11/13	264,207	267,739	3,532
Merrill Lynch & Co., Inc.	EU Euro	134,180	Buy	01/11/13	172,288	177,123	4,835
Merrill Lynch & Co., Inc.	EU Euro	138,977	Buy	01/11/13	181,706	183,457	1,751
Merrill Lynch & Co., Inc.	EU Euro	132,671	Buy	01/11/13	173,461	175,133	1,672
UBS Warburg LLC	British Pound	100,944	Buy	01/11/13	163,093	163,975	882
UBS Warburg LLC	EU Euro	238,927	Buy	01/11/13	315,923	315,395	(528)
UBS Warburg LLC	EU Euro	942,071	Buy	01/11/13	1,247,760	1,243,582	(4,178)
UBS Warburg LLC	British Pound	230,319	Buy	01/11/13	374,619	374,133	(486)
UBS Warburg LLC	EU Euro	1,803,781	Buy	01/11/13	2,348,013	2,381,083	33,070
UBS Warburg LLC	British Pound	95,201	Buy	01/11/13	152,542	154,645	2,103
UBS Warburg LLC	EU Euro	164,462	Buy	01/11/13	212,850	217,098	4,248
UBS Warburg LLC	EU Euro	179,609	Buy	01/11/13	231,270	237,093	5,823
UBS Warburg LLC	EU Euro	412,243	Buy	01/11/13	532,235	544,182	11,947
							$203,325

Barclays Bank PLC	British Pound	99,794	Sell	01/11/13	$160,469	$162,107	$(1,638)
Barclays Bank PLC	British Pound	114,237	Sell	01/11/13	183,259	185,567	(2,308)
Barclays Bank PLC	British Pound	6,361	Sell	01/11/13	10,271	10,333	(62)
Barclays Bank PLC	British Pound	9,225,754	Sell	01/11/13	14,749,259	14,986,459	(237,200)
Credit Suisse Group AG	EU Euro	287,427	Sell	01/11/13	380,363	379,418	945
Credit Suisse Group AG	EU Euro	66,515	Sell	01/11/13	88,022	87,803	219
Credit Suisse Group AG	EU Euro	51,509	Sell	01/11/13	66,098	67,995	(1,897)
Credit Suisse Group AG	British Pound	231,085	Sell	01/11/13	367,502	375,379	(7,877)
Credit Suisse Group AG	EU Euro	102,161	Sell	01/11/13	131,886	134,857	(2,971)
Credit Suisse Group AG	EU Euro	45,353	Sell	01/11/13	58,683	59,868	(1,185)
Credit Suisse Group AG	EU Euro	153,645	Sell	01/11/13	201,814	202,819	(1,005)
Deutsche Bank AG	EU Euro	38,773	Sell	01/11/13	51,116	51,182	(66)
Deutsche Bank AG	EU Euro	82,262	Sell	01/11/13	108,944	108,589	355
Deutsche Bank AG	EU Euro	5,672	Sell	01/11/13	7,438	7,488	(50)
Deutsche Bank AG	British Pound	9,225,754	Sell	01/11/13	14,746,538	14,986,459	(239,921)
Deutsche Bank AG	EU Euro	5,889,146	Sell	01/11/13	7,588,353	7,773,971	(185,618)
JPMorgan Chase & Co.	EU Euro	16,864	Sell	01/11/13	22,261	22,261	0
JPMorgan Chase & Co.	EU Euro	5,889,146	Sell	01/11/13	7,589,437	7,773,972	(184,535)
JPMorgan Chase & Co.	EU Euro	8,449,507	Sell	01/11/13	10,889,015	11,153,778	(264,763)
Merrill Lynch & Co., Inc.	EU Euro	52,123	Sell	01/11/13	67,469	68,805	(1,336)
UBS Warburg LLC	EU Euro	39,813	Sell	01/11/13	52,629	52,556	73
UBS Warburg LLC	EU Euro	42,749	Sell	01/11/13	56,620	56,430	190

See Accompanying Notes to Financial Statements

143

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

ING MFS UTILITIES PORTFOLIO

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
UBS Warburg LLC	EU Euro	27,260	Sell	01/11/13	$35,655	$35,985	$(330)
UBS Warburg LLC	EU Euro	517,337	Sell	01/11/13	671,193	682,911	(11,718)
UBS Warburg LLC	EU Euro	21,323,145	Sell	03/18/13	27,905,771	28,163,967	(258,196)
							$(1,400,894)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$210,299
Total Asset Derivatives		$210,299
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,407,868
Total Liability Derivatives		$1,407,868

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$888,476
Total	$888,476

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(3,280,795)
Total	$(3,280,795)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

144

ING MORGAN STANLEY GLOBAL
FRANCHISE PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.1%
		Finland: 1.2%
74,917		Kone OYJ	$5,540,871	1.2

		France: 6.6%
171,770		Legrand S.A.	7,289,284	1.6
236,734		Sanofi-Aventis SA	22,449,580	5.0
			29,738,864	6.6

		Germany: 4.0%
223,424		SAP AG	17,966,216	4.0

		Ireland: 4.5%
305,965	@	Accenture PLC	20,346,673	4.5

		Italy: 1.3%
763,606		Davide Campari-Milano S.p.A.	5,868,230	1.3

		Netherlands: 1.9%
759,606	@	DE Master Blenders 1753 NV	8,726,937	1.9

		Sweden: 3.7%
489,864		Swedish Match AB	16,444,696	3.7

		Switzerland: 9.7%
664,860		Nestle S.A.	43,377,774	9.7

		United Kingdom: 35.4%
269,892		Admiral Group PLC	5,141,076	1.1
842,615		British American Tobacco PLC	42,834,518	9.5
551,575		Diageo PLC	16,065,597	3.6
368,681		Experian Group Ltd.	5,942,034	1.3
696,164		Imperial Tobacco Group PLC	26,991,504	6.0
476,402		Reckitt Benckiser PLC	30,241,952	6.7
829,711		Unilever PLC	32,251,784	7.2
			159,468,465	35.4

		United States: 28.8%
383,252		Dr Pepper Snapple Group, Inc.	16,932,073	3.8
218,151	L	Herbalife Ltd.	7,185,894	1.6
160,723		Kraft Foods Group, Inc.	7,308,075	1.6
145,340		Mead Johnson Nutrition Co.	9,576,452	2.1
699,344		Microsoft Corp.	18,693,465	4.2
336,327		Mondelez International, Inc.	8,566,249	1.9
156,502		Moody’s Corp.	7,875,181	1.7
70,426		Nike, Inc.	3,633,982	0.8
240,333		Philip Morris International, Inc.	20,101,452	4.5
281,508		Procter & Gamble Co.	19,111,578	4.2

COMMON STOCK: (continued)
		United States: (continued)
70,711		Visa, Inc.	$10,718,373	2.4
			129,702,774	28.8

		Total Common Stock
		(Cost $353,464,234)	437,181,500	97.1

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.3%
		Securities Lending Collateralcc(1): 1.3%
1,380,303		Cantor Fitzgerald, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,380,326, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–7.500%, Market Value plus accrued interest $1,407,909, due 07/15/13–08/01/46)	1,380,303	0.3
1,380,303		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,380,318, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,407,909, due 10/01/16–12/20/42)	1,380,303	0.3
290,483		JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $290,486, collateralized by various U.S. Government Securities, 0.750%–1.625%, Market Value plus accrued interest $296,293, due 10/31/17–08/15/22)	290,483	0.1
1,380,303		Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%–0.19%, due 01/02/13 (Repurchase Amount $1,380,317, collateralized by various U.S. Government Agency Obligations, 0.500%–6.000%, Market Value plus accrued interest $1,407,909, due 08/09/13–06/20/42)	1,380,303	0.3

See Accompanying Notes to Financial Statements

145

ING MORGAN STANLEY GLOBAL
FRANCHISE PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,380,303	Royal Bank of Canada, Repurchase Agreement dated 12/26/12, 0.18%, due 01/02/13 (Repurchase Amount $1,380,351, collateralized by various U.S. Government Agency Obligations, 2.000%–4.500%, Market Value plus accrued interest $1,407,909, due 10/01/32–01/01/43)	$1,380,303	0.3
		5,811,695	1.3

	Total Short-Term Investments
	(Cost $5,811,695)	5,811,695	1.3

	Total Investments in Securities (Cost $359,275,929)	$442,993,195	98.4
	Assets in Excess of Other Liabilities	6,998,026	1.6
	Net Assets	$449,991,221	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $362,480,219.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$86,685,972
Gross Unrealized Depreciation	(6,172,996)
Net Unrealized Appreciation	$80,512,976

Sector Diversification	Percentage of Net Assets
Consumer Staples	69.3%
Information Technology	15.1
Health Care	5.0
Industrials	4.1
Financials	2.8
Consumer Discretionary	0.8
Short-Term Investments	1.3
Assets in Excess of Other Liabilities	1.6
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Finland	$—	$5,540,871	$—	$5,540,871
France	—	29,738,864	—	29,738,864
Germany	—	17,966,216	—	17,966,216
Ireland	20,346,673	—	—	20,346,673
Italy	—	5,868,230	—	5,868,230
Netherlands	—	8,726,937	—	8,726,937
Sweden	—	16,444,696	—	16,444,696
Switzerland	—	43,377,774	—	43,377,774
United Kingdom	—	159,468,465	—	159,468,465
United States	129,702,774	—	—	129,702,774
Total Common Stock	150,049,447	287,132,053	—	437,181,500
Short-Term Investments	—	5,811,695	—	5,811,695
Total Investments, at fair value	$150,049,447	$292,943,748	$—	$442,993,195

ˆ	See Note 2, ″Significant Accounting Policies″ in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

146

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 18.0%
		Consumer Staples: 1.3%
1,849,000	#	Kraft Foods, Inc., 6.125%, 08/23/18	$2,267,142	0.1
5,500,000	#	President and Fellows of Harvard College, 6.000%, 01/15/19	6,852,461	0.2
21,500,000	#	President and Fellows of Harvard College, 6.500%, 01/15/39	31,622,458	0.8
7,951,000		Other Securities	9,163,532	0.2
			49,905,593	1.3

		Energy: 1.9%
200,000	#	Gazprom Via Gaz Capital SA, 5.092%, 11/29/15	214,776	0.0
400,000		Morgan Stanley Bank AG for OAO Gazprom, 9.625%, 03/01/13	405,980	0.0
1,000,000	#	OAO Novatek Via Novatek Finance Ltd., 5.326%, 02/03/16	1,076,250	0.0
1,067,000	#, L	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, 06/30/21	1,203,042	0.1
21,100,000		Petrobras International Finance Co., 7.875%, 03/15/19	26,442,267	0.7
14,900,000		Petroleos Mexicanos, 8.000%, 05/03/19	19,556,250	0.5
1,700,000	#	TransCapitalInvest Ltd. for OJSC AK Transneft, 8.700%, 08/07/18	2,208,300	0.1
17,248,917		Other Securities	18,682,791	0.5
			69,789,656	1.9

		Financials: 13.7%
CAD 4,000,000		American International Group, Inc., 4.900%, 06/02/14	4,113,332	0.1
EUR 1,211,000		American International Group, Inc., 6.797%, 11/15/17	1,948,121	0.0
11,400,000		American International Group, Inc., 5.450%–8.250%, 05/18/17–08/15/18	13,524,871	0.4
37,100,000		Ally Financial, Inc., 3.510%–8.300%, 12/31/13–09/15/20	40,226,885	1.1
3,900,000		American Express Co., 7.000%, 03/19/18	4,931,171	0.1
8,600,000		American Express Credit Corp., 5.875%–7.300%, 05/02/13–08/20/13	8,903,403	0.3
4,800,000	#	ANZ New Zealand Int’l Ltd., 6.200%, 07/19/13	4,927,262	0.1

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
5,000,000	#	Australia & New Zealand Banking Group Ltd., 2.125%, 01/10/14	$5,071,630	0.1
7,000,000	#	Banco Santander Brazil SA/Cayman Islands, 2.408%, 03/18/14	6,977,096	0.2
23,500,000		Bank of America Corp., 6.500%, 08/01/16	27,151,806	0.7
13,600,000		Bank of America NA, 0.588%, 06/15/16	12,995,412	0.4
1,200,000	#	Bank of China Hong Kong Ltd., 5.550%, 02/11/20	1,354,711	0.0
2,300,000	#	Bank of Montreal, 2.850%, 06/09/15	2,430,525	0.1
2,500,000	#	Bank of Nova Scotia, 1.650%, 10/29/15	2,574,315	0.1
200,000	#	Bank of Nova Scotia, 1.950%, 01/30/17	208,492	0.0
1,400,000	#	BBVA, 4.500%, 03/10/16	1,494,500	0.0
2,700,000	#	BBVA Bancomer SA/Texas, 6.500%, 03/10/21	3,010,500	0.1
8,900,000		BNP Paribas, 1.205%, 01/10/14	8,929,308	0.3
8,190,000	#, L	BNP Paribas, 5.186%, 06/29/49	7,944,300	0.2
1,000,000	#	BPCE S.A., 2.375%, 10/04/13	1,010,690	0.0
900,000	#	CIT Group, Inc., 5.250%, 04/01/14	936,000	0.0
18,300,000		Citigroup, Inc., 5.500%, 04/11/13	18,489,808	0.5
4,700,000	#	Commonwealth Bank of Australia, 6.024%, 03/29/49	4,801,398	0.1
2,137,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	2,907,938	0.1
1,800,000	#	DAI-ICHI Mutual Life, 7.250%, 12/29/49	2,053,228	0.1
25,900,000	#	Dexia Credit Local, 0.711%, 03/05/13	25,861,409	0.7
1,900,000		Export-Import Bank of Korea, 5.125%, 06/29/20	2,190,858	0.0
19,200,000		Export-Import Bank of Korea, 5.875%, 01/14/15	21,066,777	0.6
8,800,000		Ford Motor Credit Co., LLC, 5.875%–8.700%, 10/01/14–08/02/21	10,057,710	0.3

See Accompanying Notes to Financial Statements

147

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
2,300,000	#	International Lease Finance Corp., 6.750%, 09/01/16	$2,593,250	0.1
4,800,000	#	Intesa Sanpaolo SpA, 2.712%, 02/24/14	4,795,973	0.1
20,900,000		Merrill Lynch & Co., Inc., 6.500%–6.875%, 04/25/18–11/15/18	25,432,428	0.7
10,300,000		Morgan Stanley, 1.293%–6.250%, 04/29/13–12/28/17	10,814,778	0.3
7,800,000	#	National Australia Bank Ltd., 1.025%, 04/11/14	7,850,872	0.2
4,000,000	#	National Australia Bank Ltd., 5.350%, 06/12/13	4,090,512	0.1
1,200,000	#	Pacific LifeCorp, 6.000%, 02/10/20	1,340,384	0.0
2,000,000	#	Pricoa Global Funding I, 0.510%, 09/27/13	2,001,448	0.1
12,000,000	#	RCI Banque SA, 2.175%, 04/11/14	11,999,184	0.3
1,500,000	#	Resona Bank Ltd., 5.850%, 09/29/49	1,615,351	0.0
3,900,000	#, L	Royal Bank of Scotland PLC, 6.990%, 10/29/49	3,724,500	0.1
800,000	#	Sberbank of Russia Via SB Capital SA, 6.125%, 02/07/22	916,000	0.0
19,400,000		SLM Corp., 8.000%, 03/25/20	22,261,500	0.6
5,300,000		SLM Corp., 5.000%–5.375%, 01/15/13–10/01/13	5,362,238	0.2
1,300,000	#	Societe Generale, 1.355%, 04/11/14	1,302,522	0.0
300,000	#, L	Societe Generale, 5.922%, 04/29/49	277,422	0.0
30,200,000	#	SSIF Nevada L.P., 1.005%, 04/14/14	30,378,754	0.8
3,100,000	#	State Bank of India/London, 4.500%, 07/27/15	3,253,636	0.1
2,200,000	#	Sumitomo Mitsui Banking Corp., 1.950%, 01/14/14	2,222,618	0.1
600,000	#	Sydney Air, 5.125%, 02/22/21	667,814	0.0
2,700,000	#	Temasek Financial I Ltd., 4.300%, 10/25/19	3,111,064	0.1
26,000,000		Wells Fargo & Co., 7.980%, 03/29/49	29,965,000	0.8
3,000,000	#	Westpac Banking Corp., 0.814%, 07/16/14	3,014,202	0.1

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
10,100,000	#	Westpac Banking Corp., 3.585%, 08/14/14	$10,592,809	0.3
DKK 143,289,803		Other Securities(a)	69,768,169	1.9
			507,445,884	13.7

		Health Care: 0.5%
12,700,000		Amgen, Inc., 6.150%, 06/01/18	15,441,663	0.4
2,800,000		Other Securities	2,814,234	0.1
			18,255,897	0.5

		Industrials: 0.1%
2,803,694		Other Securities(b)	3,143,019	0.1

		Materials: 0.2%
1,100,000	#	Braskem Finance Ltd., 5.750%, 04/15/21	1,163,250	0.0
4,200,000	#	Corp. Nacional del Cobre de Chile — CODELCO, 7.500%, 01/15/19	5,428,324	0.1
1,500,000		Other Securities	1,883,328	0.1
			8,474,902	0.2

		Telecommunication Services: 0.2%
200,000	#, L	Qtel International Finance Ltd., 3.375%, 10/14/16	210,225	0.0
300,000	#	Qtel International Finance Ltd., 4.750%, 02/16/21	339,750	0.0
4,800,000		Other Securities	5,486,015	0.2
			6,035,990	0.2

		Utilities: 0.1%
3,700,000	#, L	EDF SA, 5.500%, 01/26/14	3,886,843	0.1
600,000	#	ENN Energy Holdings Ltd., 6.000%, 05/13/21	692,137	0.0
			4,578,980	0.1

		Total Corporate Bonds/Notes (Cost $605,722,238)	667,629,921	18.0

COLLATERALIZED MORTGAGE OBLIGATIONS: 6.1%
2,380,254	#	Banc of America Large Loan, Inc., 2.509%, 11/15/15	2,381,962	0.1
8,011,156	#	BCAP, LLC Trust, 5.250%, 08/26/37	7,959,083	0.2
12,380,670		Citigroup Mortgage Loan Trust, Inc., 2.530%–5.500%, 09/25/35–10/25/35	12,600,687	0.3
3,056,339	ˆ	Countrywide Alternative Loan Trust, 4.790%, 05/25/35	433,898	0.0

See Accompanying Notes to Financial Statements

148

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,455,581	#	Countrywide Home Loan Mortgage Pass-through Trust, 0.550%, 06/25/35	$2,109,616	0.1
11,100,000		Credit Suisse Mortgage Capital Certificates, 5.676%–5.695%, 03/15/39–09/15/40	12,929,532	0.4
37,476,720	ˆ	First Horizon Alternative Mortgage Securities, 4.490%, 01/25/36	4,939,949	0.1
EUR 29,901,564		German Residential Asset Note Distributor PLC, 0.445%, 01/20/21	38,817,566	1.0
17,976,761		Homebanc Mortgage Trust, 0.450%, 07/25/35	15,718,098	0.4
24,470,000		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.378%–5.949%, 08/12/48–03/12/51	28,340,659	0.8
3,900,000		Morgan Stanley Capital I, 5.882%, 06/11/49	4,614,576	0.1
1,400,000	#	Morgan Stanley Reremic Trust, 5.789%, 08/12/45	1,643,387	0.1
49,145	#	Nomura Asset Acceptance Corp., 7.000%, 02/19/30	49,297	0.0
3,968,599	#	RBSSP Resecuritization Trust, 0.460%, 02/26/37	3,344,850	0.1
2,600,000		SLM Student Loan Trust, 0.815%, 10/25/17	2,600,033	0.1
19,354,633		SLM Student Loan Trust, 1.815%, 04/25/23	20,192,796	0.5
1,000,000	#	SLM Student Loan Trust, 2.859%, 12/16/19	1,026,422	0.0
68,350,554		Other Securities	62,478,215	1.7

		Consumer Discretionary: 0.1%
3,140,203	#	BCAP, LLC Trust, 5.250%, 02/26/36	3,147,059	0.1

		Federal Home Loan Mortgage Corporation: 0.0%
1,650,156		Freddie Mac, 1.535%, 07/25/44	1,692,373	0.0

		Total Collateralized Mortgage Obligations (Cost $210,919,589)	227,020,058	6.1

MUNICIPAL BONDS: 4.2%
		Alaska: 0.1%
6,000,000		Other Securities	$5,176,740	0.1

		California: 1.5%
4,500,000		Bay Area Toll Authority, 7.043%, 04/01/50	6,481,710	0.2
7,700,000		Los Angeles Department of Airports, 6.582%, 05/15/39	9,982,511	0.3
5,900,000		State of California, 5.650%–7.600%, 04/01/34–11/01/40	7,998,385	0.2
10,700,000		University of California, 6.270%–6.548%, 05/15/31–05/15/48	12,588,651	0.3
17,300,000		Other Securities	19,526,744	0.5
			56,578,001	1.5

		Illinois: 0.3%
8,070,000		Other Securities	9,562,385	0.3

		Nebraska: 0.1%
1,500,000		Other Securities	1,795,545	0.1

		Nevada: 0.1%
2,300,000		Other Securities	3,262,711	0.1

		New Jersey: 0.5%
15,245,000		Other Securities	17,066,875	0.5

		New York: 0.7%
12,800,000		New York City Municipal Water Finance Authority, 5.000%–6.282%, 06/15/42–06/15/44	15,970,393	0.4
7,870,000		Other Securities	9,323,921	0.3
			25,294,314	0.7

		North Carolina: 0.1%
3,000,000		Other Securities	3,391,680	0.1

		Pennsylvania: 0.2%
6,700,000		Other Securities	7,856,827	0.2

		Texas: 0.6%
15,100,000		City Public Service Board of San Antonio TX, 5.000%, 02/01/23	19,175,490	0.5
3,400,000		Other Securities	3,987,078	0.1
			23,162,568	0.6

		Washington: 0.0%
1,560,000		Other Securities	1,330,586	0.0

		Total Municipal Bonds (Cost $133,636,538)	154,478,232	4.2

See Accompanying Notes to Financial Statements

149

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: 3.6%
		Home Equity Asset-Backed Securities: 0.6%
11,314,154		ACE Securities Corp., 1.110%–2.010%, 10/25/32–12/25/34	$10,130,476	0.3
12,730,000		Bear Stearns Asset Backed Securities Trust, 0.410%–0.640%, 11/25/35–04/25/37	7,714,066	0.2
5,394,965		Other Securities	4,870,537	0.1
			22,715,079	0.6

		Other Asset-Backed Securities: 3.0%
17,935,354	#	ACA CLO 2006-1 Ltd., 0.565%, 07/25/18	17,458,346	0.5
3,373,576		Bear Stearns Asset Backed Securities Trust, 0.290%–3.025%, 10/25/36	2,545,810	0.1
13,282,370	#	Halcyon Structured Asset Management Long/Short CLO Ltd., 0.537%, 08/07/21	13,075,683	0.3
15,343,244	#	Pacifica CDO Ltd., 0.574%, 01/26/20	15,139,159	0.4
39,227,268		Small Business Administration, 5.160%–5.902%, 02/10/18–03/01/28	44,453,436	1.2
21,340,236		Other Securities	18,654,267	0.5
			111,326,701	3.0

		Total Asset-Backed Securities (Cost $127,224,623)	134,041,780	3.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 40.3%
		Federal Home Loan Mortgage Corporation: 7.2%##
112,600,000		0.750%, due 01/12/18	111,975,070	3.0
21,600,000		1.000%, due 06/29/17	21,892,356	0.6
124,381,681		0.559%–8.250%, due 02/01/14–10/25/44	130,865,725	3.6
			264,733,151	7.2

		Federal National Mortgage Association: 33.1%##
22,800,000		0.875%, due 12/20/17	22,872,253	0.6
20,800,000		1.375%, due 11/15/16	21,448,170	0.6
900,000	ˆ	2.310%, due 08/01/22	919,408	0.0
9,800,000	ˆ	2.640%, due 06/01/22	10,054,827	0.3
2,100,000	ˆ	2.870%, due 09/01/27	2,069,457	0.1
55,000,000	W	3.000%, due 09/25/26	58,067,971	1.6
61,000,000	W	3.000%, due 09/25/42	63,935,625	1.7
135,000,000	W	3.500%, due 01/25/26	143,247,650	3.9
109,000,000	W	3.500%, due 06/25/42	116,242,538	3.1
80,000,000	W	4.000%, due 08/25/40	85,775,000	2.3
92,000,000	W	4.500%, due 01/25/39	99,406,718	2.7
27,769,618		4.500%, due 09/01/40	30,087,862	0.8
20,999,000		4.500%, due 12/01/40	22,762,961	0.6
28,395,826		4.500%, due 11/01/41	30,834,378	0.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal National Mortgage Association: (continued)
480,277,112	W	0.410%–6.500%, due 12/01/13–10/01/44	$517,129,379	13.9
3,073,664	W	4.500%–6.000%, due 05/01/36–02/15/40	3,314,728	0.1
			1,228,168,925	33.1

		Government National Mortgage Association: 0.0%
634,636		Other Securities	658,463	0.0

		Total U.S. Government Agency Obligations (Cost $1,475,681,602)	1,493,560,539	40.3

FOREIGN GOVERNMENT BONDS: 11.0%
EUR 1,100,000	#	Banco Nacional de Desenvolvimento Economico e Social, 4.125%, 09/15/17	1,568,110	0.0
BRL 68,313,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/17	34,069,170	0.9
BRL 447,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	237,681	0.0
EUR 29,100,000		Italy Buoni Poliennali Del Tesoro, 3.500%, 11/01/17	38,813,930	1.0
EUR 51,200,000		Italy Buoni Poliennali Del Tesoro, 3.750%, 12/15/13	69,022,344	1.9
EUR 56,281,114		Italy Buoni Poliennali Del Tesoro, 2.100%–6.000%, 11/01/13–09/15/21	77,411,451	2.1
EUR 20,000,000	Z	Italy Certificati di Credito del Tesoro Zero Coupon, 1.190%—2.000%, 09/30/13–09/30/14	25,781,297	0.7
1,100,000	#	Korea Housing Finance Corp., 4.125%, 12/15/15	1,191,790	0.0
MXN 208,500,000		Mexican Bonos, 6.000%–10.000%, 06/18/15–12/05/24	21,114,278	0.6
CAD 17,600,000		Province of Ontario Canada, 3.150%, 06/02/22	18,318,721	0.5
2,900,000		Province of Ontario Canada, 1.650%–4.400%, 07/16/18–04/14/20	3,197,603	0.1
CAD 41,400,000		Province of Ontario Canada, 2.850%–6.500%, 03/08/17–06/02/39	48,745,798	1.3

See Accompanying Notes to Financial Statements

150

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
CAD 18,300,000		Province of Quebec Canada, 3.500%, 12/01/22	$19,378,830	0.5
3,400,000		Province of Quebec Canada, 2.750%–3.500%, 07/29/20–08/25/21	3,620,722	0.1
CAD 10,000,000		Province of Quebec Canada, 3.000%–4.500%, 12/01/16–09/01/23	11,233,763	0.3
EUR 18,500,000		Spain Government Bond, 3.000%–4.400%, 10/31/14–10/31/16	24,551,799	0.7
1,200,000	#, L	Vnesheconombank Via VEB Finance Ltd., 5.450%, 11/22/17	1,338,000	0.1
800,000	#	Vnesheconombank Via VEB Finance PLC, 5.375%, 02/13/17	878,000	0.0
EUR 6,900,000		Other Securities	8,814,859	0.2

		Total Foreign Government Bonds (Cost $390,218,899)	409,288,146	11.0

U.S. TREASURY OBLIGATIONS: 30.4%
		Treasury Inflation Indexed Protected Securities: 8.5%
62,716,288	S	1.750%, due 01/15/28	81,227,377	2.2
22,726,470		2.000%, due 01/15/26	29,812,515	0.8
13,989,738		2.375%, due 01/15/25	18,889,420	0.5
61,481,344	S	2.375%, due 01/15/27	84,801,033	2.3
13,359,760	S	2.500%, due 01/15/29	19,050,190	0.5
67,536,453		0.125%–3.875%, due 04/15/17–02/15/42	78,346,385	2.2
			312,126,920	8.5

		U.S. Treasury Bonds: 0.9%
24,600,000	L	1.625%, due 11/15/22	24,304,037	0.6
6,000,000		3.625%, due 02/15/20	7,004,064	0.2
2,000,000	S	3.125%, due 11/15/41	2,085,938	0.1
500,000		3.625%, due 8/15/2019	581,836	0.0
			33,975,875	0.9

		U.S. Treasury Notes: 21.0%
19,700,000		1.125%, due 05/31/19	19,812,349	0.5
281,000,000		0.375%, due 11/15/15	281,285,496	7.6
25,000,000		0.500%, due 11/15/13	25,073,250	0.7
64,100,000		0.750%, due 10/31/17	64,295,313	1.7
38,600,000		0.750%, due 12/31/17	38,654,272	1.0
25,700,000		0.875%, due 07/31/19	25,366,697	0.7
47,000,000		1.000%, due 06/30/19	46,831,082	1.3
35,100,000		1.000%, due 08/31/19	34,872,411	0.9
36,600,000		1.000%, due 09/30/19	36,322,645	1.0
55,300,000		1.000%, due 11/30/19	54,721,064	1.5
99,800,000	S	1.500%, due 08/31/18	103,293,000	2.8
27,400,000		1.625%, due 08/15/22	27,194,500	0.7

U.S. TREASURY OBLIGATIONS: (continued)
		U.S. Treasury Notes: (continued)
20,400,000		1.125%–3.375%, due 03/31/18–12/31/19	$21,396,670	0.6
			779,118,749	21.0

		Total U.S. Treasury Obligations (Cost $1,093,445,186)	1,125,221,544	30.4

Shares			Value	Percentage of Net Assets

COMMON STOCK: –%
		Consumer Discretionary: –%
192,000		Other Securities	–	–

		Total Common Stock (Cost $0)	–	–

PREFERRED STOCK: 1.3%
		Financials: 1.3%
2,000	#, @, P	Ally Financial, Inc.	1,964,438	0.0
39,000		Wells Fargo & Co.	47,775,000	1.3

		Total Preferred Stock (Cost $32,799,800)	49,739,438	1.3

		Total Long-Term Investments (Cost $4,069,648,475)	4,260,979,658	114.9

SHORT-TERM INVESTMENTS: 1.2%
		U.S. Treasury Bills: 0.0%
400,000		United States Treasury Bill, 0.140%, 12/12/13 (Cost $399,435)	399,465	0.0

		Securities Lending Collateralcc(1): 1.0%
9,084,095		Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $9,084,244, collateralized by various U.S. Government Agency Obligations, 3.500%–5.500%, Market Value plus accrued interest $9,265,777, due 08/01/27–01/01/43)	9,084,095	0.3

See Accompanying Notes to Financial Statements

151

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateralcc(1): (continued)
9,084,095		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $9,084,195, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $9,265,778, due 10/01/16–12/20/42)	$9,084,095	0.2
1,912,229		JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $1,912,248, collateralized by various U.S. Government Securities, 0.750%–1.625%, Market Value plus accrued interest $1,950,477, due 10/31/17–08/15/22)	1,912,229	0.1
9,084,095		Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%–0.19%, due 01/02/13 (Repurchase Amount $9,084,188, collateralized by various U.S. Government Agency Obligations, 0.500%–6.000%, Market Value plus accrued interest $9,265,779, due 08/09/13–06/20/42)	9,084,095	0.2
9,084,095		Nomura Securities, Repurchase Agreement dated 12/31/12, 0.35%, due 01/02/13 (Repurchase Amount $9,084,269, collateralized by various U.S. Government Agency Obligations, 0.000%–6.101%, Market Value plus accrued interest $9,265,777, due 03/10/14–12/20/42)	9,084,095	0.2
			38,248,609	1.0

SHORT-TERM INVESTMENTS: (continued)
		Foreign Government Bonds: 0.2%
JPY 310,000,000	Z	Japan Treasury Discount Bill, 0.080%, 02/12/13	$3,577,872	0.1
EUR 1,900,000	Z	Spain Letras del Tesoro, 1.960%, 09/20/13	2,472,516	0.1
			6,050,388	0.2

		Total Short-Term Investments (Cost $44,652,411)	44,698,462	1.2

		Total Investments in Securities (Cost $4,114,300,886)	$4,305,678,120	116.1
		Liabilities in Excess of Other Assets	(597,379,212)	(16.1)
		Net Assets	$3,708,298,908	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@	Non-income producing security

P	Preferred Stock may be called prior to convertible date.

cc	Securities purchased with cash collateral for securities loaned.

W	Settlement is on a when-issued or delayed-delivery basis.

S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

L	Loaned security, a portion or all of the security is on loan at December 31, 2012.

ˆ	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

(b)	The grouping contains securities in default.

BRL	Brazilian Real

CAD	Canadian Dollar

See Accompanying Notes to Financial Statements

152

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

DKK	Danish Krone

EUR	EU Euro

GBP	British Pound

JPY	Japanese Yen

MXN	Mexican Peso

Cost for federal income tax purposes is $4,115,221,952.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$204,751,235
Gross Unrealized Depreciation	(14,295,067)
Net Unrealized Appreciation	$190,456,168

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$—	$—	$—
Total Common Stock	—	—	—	—
Preferred Stock	47,775,000	1,964,438	—	49,739,438
Corporate Bonds/Notes	—	667,629,921	—	667,629,921
Collateralized Mortgage Obligations	—	226,558,855	461,203	227,020,058
Municipal Bonds	—	154,478,232	—	154,478,232
Short-Term Investments	—	44,698,462	—	44,698,462
U.S. Treasury Obligations	—	1,125,221,544	—	1,125,221,544
U.S. Government Agency Obligations	—	1,493,560,539	—	1,493,560,539
Asset-Backed Securities	—	134,041,780	—	134,041,780
Foreign Government Bonds	—	409,288,146	—	409,288,146
Total Investments, at fair value	$47,775,000	$4,257,441,917	$461,203	$4,305,678,120
Other Financial Instruments+
Futures	1,007,266	—	—	1,007,266
Swaps	11,592,288	12,345,325	—	23,937,613
Forward Foreign Currency Contracts	—	2,601,380	—	2,601,380
Total Assets	$60,374,554	$4,272,388,622	$461,203	$4,333,224,379
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(289,518)	$—	$(289,518)
Futures	(245,257)	—	—	(245,257)
Swaps	(27,045,104)	(2,508,234)	—	(29,553,338)
Forward Foreign Currency Contracts	—	(9,694,858)	—	(9,694,858)
Total Liabilities	$(27,290,361)	$(12,492,610)	$—	$(39,782,971)

ˆ	See Note 2, ″Significant Accounting Policies″ in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING PIMCO Total Return Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	EU Euro	8,297,000	Buy	03/18/13	$10,938,441	$10,958,816	$20,375
Barclays Bank PLC	Singapore Dollar	11,705	Buy	01/25/13	9,611	9,582	(29)
Barclays Bank PLC	Brazilian Real	615,990	Buy	02/04/13	300,000	299,518	(482)
Deutsche Bank AG	Chinese Yuan	137,557,951	Buy	02/01/13	21,707,109	22,028,012	320,903
Deutsche Bank AG	British Pound	3,355,000	Buy	03/12/13	5,400,040	5,448,917	48,877
Deutsche Bank AG	EU Euro	960,000	Buy	03/18/13	1,255,730	1,267,984	12,254
Deutsche Bank AG	Mexican Peso	40,000,000	Buy	04/03/13	3,054,951	3,068,591	13,640
Deutsche Bank AG	Mexican Peso	5,193,680	Buy	04/03/13	400,000	398,432	(1,568)
Deutsche Bank AG	Mexican Peso	32,761,414	Buy	04/03/13	2,498,011	2,513,284	15,273
HSBC	Brazilian Real	2,055,300	Buy	02/04/13	1,000,000	999,365	(635)
HSBC	Mexican Peso	2,596,400	Buy	04/03/13	200,000	199,182	(818)

See Accompanying Notes to Financial Statements

153

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
HSBC	Mexican Peso	11,586,510	Buy	04/03/13	$900,000	$888,856	$(11,144)
HSBC	Brazilian Real	616,680	Buy	02/04/13	300,000	299,853	(147)
HSBC	Mexican Peso	6,274,484	Buy	04/03/13	485,164	481,345	(3,819)
HSBC	Mexican Peso	56,154,719	Buy	04/03/13	4,258,985	4,307,896	48,911
HSBC	Mexican Peso	9,751,688	Buy	04/03/13	737,117	748,099	10,982
HSBC	Mexican Peso	13,765,855	Buy	04/03/13	1,032,814	1,056,045	23,231
HSBC	Mexican Peso	3,078,959	Buy	04/03/13	232,392	236,202	3,810
HSBC	Mexican Peso	520,066	Buy	04/03/13	39,389	39,897	508
HSBC	Mexican Peso	18,454,853	Buy	04/03/13	1,397,745	1,415,759	18,014
HSBC	Mexican Peso	3,869,000	Buy	04/03/13	296,225	296,809	584
JPMorgan Chase & Co.	Danish Krone	568,000	Buy	02/14/13	100,733	100,561	(172)
JPMorgan Chase & Co.	Mexican Peso	9,245,376	Buy	04/03/13	706,563	709,257	2,694
Morgan Stanley	Mexican Peso	11,587,500	Buy	04/03/13	900,000	888,932	(11,068)
Morgan Stanley	Brazilian Real	615,840	Buy	02/04/13	300,000	299,445	(555)
Morgan Stanley	Brazilian Real	616,140	Buy	02/04/13	300,000	299,591	(409)
Morgan Stanley	Mexican Peso	31,898,053	Buy	04/03/13	2,446,489	2,447,052	563
Morgan Stanley	Mexican Peso	15,263,644	Buy	04/03/13	1,159,015	1,170,947	11,932
Royal Bank of Scotland Group PLC	EU Euro	3,453,000	Buy	03/18/13	4,517,059	4,560,780	43,721
UBS Warburg LLC	Brazilian Real	2,055,500	Buy	02/04/13	1,000,000	999,463	(537)
UBS Warburg LLC	Mexican Peso	7,790,400	Buy	04/03/13	600,000	597,639	(2,361)
UBS Warburg LLC	Brazilian Real	821,080	Buy	02/04/13	400,000	399,241	(759)
UBS Warburg LLC	Brazilian Real	205,610	Buy	02/04/13	100,000	99,976	(24)
UBS Warburg LLC	Mexican Peso	120,000,000	Buy	04/03/13	9,156,810	9,205,772	48,962
UBS Warburg LLC	Mexican Peso	19,839,143	Buy	04/03/13	1,525,384	1,521,955	(3,429)
							$607,278

Barclays Bank PLC	EU Euro	830,000	Sell	03/18/13	$1,094,654	$1,096,278	$(1,624)
Barclays Bank PLC	EU Euro	228,000	Sell	03/18/13	302,441	301,146	1,295
Barclays Bank PLC	Canadian Dollar	2,276,000	Sell	03/21/13	2,303,061	2,284,385	18,676
Barclays Bank PLC	Chinese Yuan	18,253,190	Sell	02/01/13	2,892,282	2,922,997	(30,715)
Barclays Bank PLC	Chinese Yuan	17,715,112	Sell	02/01/13	2,809,693	2,836,832	(27,139)
BNP Paribas Bank	EU Euro	393,300	Sell	06/21/13	517,720	519,955	(2,235)
BNP Paribas Bank	EU Euro	100,000	Sell	04/01/14	126,339	132,498	(6,159)
BNP Paribas Bank	EU Euro	100,000	Sell	06/02/14	126,453	132,498	(6,045)
BNP Paribas Bank	EU Euro	100,000	Sell	07/01/14	126,500	132,498	(5,998)
Citigroup, Inc.	Danish Krone	44,855,000	Sell	02/14/13	7,698,843	7,941,300	(242,457)
Citigroup, Inc.	Canadian Dollar	99,518,000	Sell	03/21/13	100,723,153	99,884,621	838,532
Citigroup, Inc.	Japanese Yen	140,000,000	Sell	02/12/13	1,753,953	1,616,507	137,446
Citigroup, Inc.	EU Euro	700,000	Sell	04/01/14	887,145	927,484	(40,339)
Credit Suisse Group AG	Chinese Yuan	26,439,000	Sell	02/01/13	4,200,000	4,233,842	(33,842)
Credit Suisse Group AG	EU Euro	3,293,150	Sell	11/01/13	4,255,474	4,360,374	(104,900)
Credit Suisse Group AG	EU Euro	1,100,000	Sell	06/02/14	1,394,800	1,457,475	(62,675)
Deutsche Bank AG	Japanese Yen	1,191,728,000	Sell	01/17/13	14,530,752	13,757,376	773,376
Deutsche Bank AG	EU Euro	51,100,000	Sell	08/01/13	64,359,428	67,586,972	(3,227,544)
HSBC	Japanese Yen	50,813,000	Sell	01/17/13	593,426	586,588	6,838
HSBC	Brazilian Real	43,028,344	Sell	02/04/13	20,843,026	20,922,023	(78,997)
JPMorgan Chase & Co.	British Pound	10,064,000	Sell	03/12/13	16,117,969	16,345,127	(227,158)
Morgan Stanley	EU Euro	137,000	Sell	03/18/13	180,465	180,951	(486)
Royal Bank of Canada	Danish Krone	44,854,000	Sell	02/14/13	7,701,051	7,941,123	(240,072)
Royal Bank of Scotland Group PLC	Japanese Yen	50,474,000	Sell	01/17/13	595,023	582,675	12,348
Royal Bank of Scotland Group PLC	EU Euro	167,000	Sell	03/18/13	220,306	220,576	(270)
Royal Bank of Scotland Group PLC	EU Euro	77,271,000	Sell	03/18/13	99,777,183	102,060,828	(2,283,645)
UBS Warburg LLC	EU Euro	409,000	Sell	03/18/13	541,487	540,214	1,273
UBS Warburg LLC	British Pound	200,000	Sell	03/12/13	321,272	324,824	(3,552)
UBS Warburg LLC	EU Euro	85,000	Sell	03/18/13	110,622	112,270	(1,648)
UBS Warburg LLC	Japanese Yen	170,000,000	Sell	02/12/13	2,129,264	1,962,902	166,362
UBS Warburg LLC	Mexican Peso	396,530,752	Sell	04/03/13	30,142,281	30,419,764	(277,483)
UBS Warburg LLC	EU Euro	5,500,000	Sell	02/28/13	6,923,983	7,263,264	(339,281)
UBS AG	Chinese Yuan	41,044,250	Sell	02/01/13	6,500,000	6,572,672	(72,672)
UBS AG	Chinese Yuan	34,106,400	Sell	02/01/13	5,400,000	5,461,670	(61,670)
UBS Warburg LLC	EU Euro	2,200,000	Sell	09/04/13	2,777,214	2,910,976	(133,762)

See Accompanying Notes to Financial Statements

154

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
UBS AG	EU Euro	15,837,993	Sell	09/20/13	$20,802,808	$20,960,316	$(157,508)
Westpac Bank	EU Euro	77,701,000	Sell	03/18/13	100,641,754	102,628,780	(1,987,026)
							$(7,700,756)

ING PIMCO Total Return Bond Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
3-Month Euro Euribor	48	12/15/14	$15,775,343	$40,048
3-Month Euro Euribor	14	03/16/15	4,598,601	714
3-Month Euro Euribor	13	06/15/15	4,267,126	214
3-Month Euro Euribor	3	09/14/15	983,979	1,124
90-Day Eurodollar	1,815	06/15/15	450,619,125	837,276
90-Day Eurodollar	507	09/14/15	125,767,687	111,526
90-Day Eurodollar	1,141	12/14/15	282,725,538	12,631
90-Day Eurodollar	319	03/14/16	78,944,525	3,431
90-Day Eurodollar	21	06/13/16	5,189,625	227
90-Day Eurodollar	14	09/19/16	3,454,500	75
U.S. Treasury 10-Year Note	757	03/19/13	100,515,406	(190,436)
			$1,072,841,455	$816,830
Short Contracts
Euro-Bund	(47)	03/07/13	(9,035,216)	(54,821)
			$(9,035,216)	$(54,821)

ING PIMCO Total Return Bond Portfolio Centrally Cleared Credit Default Swaps Outstanding on December 31, 2012

Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.19 Index	Buy	(5.000)	12/20/17	USD 1,000,000	$(3,763)	$(56)
CDX.NA.IG.17 Index	Buy	(1.000)	12/20/16	USD 173,800,000	(1,750,590)	(3,285,937)
					$(1,754,353)	$(3,285,993)

ING PIMCO Total Return Bond Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2012:

Credit Default Swaps on Credit Indices — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	CDX.NA.IG.18 Index	Buy	(1.000)	06/20/17	USD 146,300,000	$(983,879)	$(387,597)	$(596,282)
Barclays Bank PLC	iTraxx Europe Senior Financials Series 17 Version 1	Buy	(1.000)	06/20/17	EUR 8,900,000	258,239	494,772	(236,533)
Citigroup, Inc.	iTraxx Europe Senior Financials Series 17 Version 2	Buy	(1.000)	06/20/17	EUR 1,200,000	34,819	66,711	(31,892)
Goldman Sachs & Co.	iTraxx Europe Series 18 Version 1	Buy	(1.000)	12/20/17	EUR 90,200,000	982,083	1,610,329	(628,246)
Morgan Stanley	iTraxx Europe Series 18 Version 1	Buy	(1.000)	12/20/17	EUR 700,000	7,621	11,264	(3,643)
						$298,883	$1,795,479	$(1,496,596)

See Accompanying Notes to Financial Statements

155

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Credit Default Swaps on Credit Indices — Sell Protection(4)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	CDX.EM.12 Index	Sell	5.000	12/20/14	USD 1,400,000	$85,868	$54,624	$31,244
Barclays Bank PLC	CDX.EM.13 Index	Sell	5.000	06/20/15	USD 200,000	15,109	11,698	3,411
Credit Suisse Group AG	CDX.EM.13 Index	Sell	5.000	06/20/15	USD 1,800,000	135,986	114,915	21,071
Deutsche Bank AG	CDX.EM.13 Index	Sell	5.000	06/20/15	USD 19,100,000	1,442,958	1,129,400	313,558
Goldman Sachs & Co.	CDX.EM.13 Index	Sell	5.000	06/20/15	USD 100,000	7,555	5,958	1,597
Goldman Sachs & Co.	CDX.EM.13 Index	Sell	5.000	06/20/15	USD 100,000	7,555	5,826	1,729
HSBC	CDX.EM.13 Index	Sell	0.500	06/20/15	USD 30,300,000	2,289,091	1,265,103	1,023,988
HSBC	CDX.EM.13 Index	Sell	5.000	06/20/15	USD 12,800,000	967,009	748,226	218,783
Morgan Stanley	CDX.EM.13 Index	Sell	5.000	06/20/15	USD 3,100,000	234,197	181,633	52,564
Deutsche Bank AG	CDX.NA.IG.10 Index (30–100% Tranche)	Sell	0.530	06/20/13	USD 2,989,946	7,477	—	7,477
Goldman Sachs & Co.	CDX.NA.IG.10 Index (30–100% Tranche)	Sell	0.463	06/20/13	USD 3,761,546	8,203	—	8,203
Goldman Sachs & Co.	CDX.NA.IG.9 Index (30–100% Tranche)	Sell	0.548	12/20/17	USD 2,218,347	36,279	—	36,279
Morgan Stanley	CMBX.AAA.4 Index	Sell	0.350	02/17/51	USD 16,500,000	(716,513)	(1,134,021)	417,508
Deutsche Bank AG	CMBX.NA.AAA.3 Index	Sell	0.080	12/13/49	USD 3,700,000	(159,223)	(213,198)	53,975
						$4,361,551	$2,170,164	$2,191,387

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(4)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/12 (%)(5)	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	Ally Financial Inc.	Sell	5.000	12/20/16	2.095	USD 4,000,000	$436,918	$(123,189)	$560,107
Barclays Bank PLC	Berkshire Hathaway Inc.	Sell	1.000	06/20/17	1.084	USD 100,000	(365)	(2,289)	1,924
Credit Suisse Group AG	Berkshire Hathaway Inc.	Sell	1.000	06/20/17	1.084	USD 100,000	(365)	(2,208)	1,843
Deutsche Bank AG	Berkshire Hathaway Inc.	Sell	0.850	03/20/13	0.349	USD 2,200,000	2,416	—	2,416
Goldman Sachs & Co.	Berkshire Hathaway Inc.	Sell	1.000	03/20/15	0.671	USD 1,500,000	10,920	(11,489)	22,409
UBS Warburg LLC	Berkshire Hathaway Inc.	Sell	1.000	03/20/15	0.671	USD 1,500,000	10,920	(11,787)	22,707
Morgan Stanley	Commonwealth of Australia	Sell	1.000	09/20/17	0.405	USD 4,000,000	111,282	47,414	63,868
UBS Warburg LLC	Federal Republic of Germany	Sell	0.250	06/20/16	0.267	USD 35,800,000	(21,476)	(236,579)	215,103
Barclays Bank PLC	Federative Republic of Brazil	Sell	1.000	06/20/15	0.604	USD 500,000	4,881	(3,393)	8,274
Citigroup, Inc.	Federative Republic of Brazil	Sell	1.000	09/20/15	0.648	USD 1,000,000	9,545	(8,438)	17,983
Citigroup, Inc.	Federative Republic of Brazil	Sell	1.000	03/20/16	0.715	USD 21,100,000	192,435	(88,984)	281,419
Citigroup, Inc.	Federative Republic of Brazil	Sell	1.000	06/20/16	0.771	USD 9,100,000	71,827	(17,621)	89,448
Credit Suisse Group AG	Federative Republic of Brazil	Sell	1.000	06/20/15	0.604	USD 2,000,000	19,522	(24,910)	44,432
Goldman Sachs & Co.	Federative Republic of Brazil	Sell	1.000	06/20/15	0.604	USD 500,000	4,881	(3,169)	8,050
Goldman Sachs & Co.	Federative Republic of Brazil	Sell	1.000	09/20/16	0.819	USD 1,400,000	9,346	(6,172)	15,518
HSBC	Federative Republic of Brazil	Sell	1.000	06/20/15	0.604	USD 5,700,000	55,638	(29,727)	85,365
HSBC	Federative Republic of Brazil	Sell	1.000	06/20/15	0.604	USD 3,000,000	29,283	(39,364)	68,647
HSBC	Federative Republic of Brazil	Sell	1.000	09/20/15	0.648	USD 1,800,000	17,181	(9,704)	26,885
UBS Warburg LLC	Federative Republic of Brazil	Sell	1.000	09/20/15	0.648	USD 500,000	4,773	(2,561)	7,334
BNP Paribas Bank	General Electric Capital Corp.	Sell	4.700	12/20/13	0.220	USD 1,800,000	78,849	—	78,849
Citigroup, Inc.	General Electric Capital Corp.	Sell	4.000	12/20/13	0.220	USD 7,600,000	280,896	—	280,896
Citigroup, Inc.	General Electric Capital Corp.	Sell	4.200	12/20/13	0.220	USD 6,200,000	241,278	—	241,278
Citigroup, Inc.	General Electric Capital Corp.	Sell	4.325	12/20/13	0.220	USD 4,500,000	180,621	—	180,621
Citigroup, Inc.	General Electric Capital Corp.	Sell	4.850	12/20/13	0.220	USD 3,600,000	162,979	—	162,979
Citigroup, Inc.	General Electric Capital Corp.	Sell	3.850	03/20/14	0.254	USD 7,000,000	308,313	—	308,313
Deutsche Bank AG	General Electric Capital Corp.	Sell	4.230	12/20/13	0.220	USD 4,200,000	164,678	—	164,678
Deutsche Bank AG	General Electric Capital Corp.	Sell	4.750	12/20/13	0.220	USD 3,900,000	172,747	—	172,747
UBS Warburg LLC	Goldman Sachs & Co.	Sell	1.000	06/20/13	0.311	USD 1,900,000	6,198	(15,260)	21,458
Citigroup, Inc.	Government of France O.A.T.	Sell	0.250	06/20/16	0.540	USD 16,700,000	(167,171)	(285,740)	118,569
Morgan Stanley	Japanese Government 20-Year Issue	Sell	1.000	03/20/17	0.616	USD 5,600,000	89,716	(35,850)	125,566
Morgan Stanley	Japanese Government 20-Year Issue	Sell	1.000	03/20/17	0.616	USD 7,500,000	120,156	(42,021)	162,177
Citigroup, Inc.	Metlife Inc.	Sell	1.000	12/20/14	0.730	USD 14,400,000	76,596	(221,461)	298,057
Credit Suisse Group AG	Metlife Inc.	Sell	1.000	12/20/14	0.730	USD 8,100,000	43,085	(83,211)	126,296
Deutsche Bank AG	Metlife Inc.	Sell	1.000	03/20/15	0.788	USD 13,500,000	63,141	(352,220)	415,361
Deutsche Bank AG	Metlife Inc.	Sell	1.000	03/20/16	1.125	USD 2,300,000	(9,129)	(29,691)	20,562
JPMorgan Chase & Co.	Metlife Inc.	Sell	1.000	12/20/17	1.556	USD 6,500,000	(170,934)	(267,072)	96,138
Barclays Bank PLC	Morgan Stanley	Sell	1.000	09/20/14	0.869	USD 5,600,000	12,569	(131,689)	144,258
Credit Suisse Group AG	Morgan Stanley	Sell	1.000	06/20/13	0.393	USD 2,300,000	6,606	(31,307)	37,913

See Accompanying Notes to Financial Statements

156

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/12 (%)(5)	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse Group AG	Morgan Stanley	Sell	1.000	09/20/14	0.869	USD 6,500,000	$14,589	$(147,749)	$162,338
Goldman Sachs & Co.	NRG Energy, Inc.	Sell	5.000	12/20/19	4.117	USD 1,600,000	81,790	21,028	60,762
UBS Warburg LLC	NRG Energy, Inc.	Sell	5.000	03/20/17	2.833	USD 2,700,000	232,613	(192,689)	425,302
Barclays Bank PLC	People’s Republic of China	Sell	1.000	03/20/16	0.327	USD 1,000,000	21,623	7,490	14,133
Citigroup, Inc.	People’s Republic of China	Sell	1.000	06/20/15	0.253	USD 1,300,000	24,032	10,181	13,851
Deutsche Bank AG	People’s Republic of China	Sell	1.000	06/20/16	0.376	USD 4,400,000	95,063	32,660	62,403
Goldman Sachs & Co.	People’s Republic of China	Sell	1.000	09/20/16	0.417	USD 200,000	4,317	776	3,541
Goldman Sachs & Co.	People’s Republic of China	Sell	1.000	09/20/17	0.584	USD 300,000	5,814	(1,877)	7,691
Morgan Stanley	People’s Republic of China	Sell	1.000	09/20/16	0.417	USD 1,500,000	32,380	6,459	25,921
Royal Bank of Scotland Group PLC	People’s Republic of China	Sell	1.000	06/20/15	0.253	USD 4,000,000	73,945	32,262	41,683
Royal Bank of Scotland Group PLC	People’s Republic of China	Sell	1.000	06/20/16	0.376	USD 4,300,000	92,902	31,202	61,700
Royal Bank of Scotland Group PLC	People’s Republic of China	Sell	1.000	09/20/16	0.417	USD 600,000	12,952	3,019	9,933
UBS Warburg LLC	Republic of France	Sell	0.250	09/20/16	0.603	USD 100,000	(1,302)	(3,845)	2,543
Deutsche Bank AG	Republic of Indonesia	Sell	1.000	09/20/15	0.620	USD 600,000	6,180	(7,467)	13,647
Morgan Stanley	Republic of Indonesia	Sell	1.000	09/20/16	0.867	USD 2,100,000	10,233	(22,555)	32,788
UBS Warburg LLC	Republic of Indonesia	Sell	1.000	09/20/16	0.867	USD 900,000	4,385	(10,288)	14,673
Citigroup, Inc.	Reynolds American Inc.	Sell	1.280	06/20/17	0.844	USD 2,600,000	49,680	—	49,680
Goldman Sachs & Co.	Russian Federation	Sell	1.000	06/20/17	1.165	USD 300,000	(2,156)	(18,370)	16,214
HSBC	The Export-Import Bank of China	Sell	1.000	06/20/17	0.746	USD 2,400,000	26,835	(81,680)	108,515
Deutsche Bank AG	United Kingdom Gilt	Sell	1.000	06/20/16	0.253	USD 23,100,000	598,132	318,812	279,320
Goldman Sachs & Co.	United Kingdom Gilt	Sell	1.000	06/20/15	0.202	USD 1,300,000	25,695	5,645	20,050
Morgan Stanley	United Kingdom Gilt	Sell	1.000	06/20/16	0.253	USD 1,400,000	36,250	16,729	19,521
Barclays Bank PLC	United Mexican States	Sell	1.000	03/20/15	0.451	USD 2,000,000	24,372	(19,453)	43,825
Citigroup, Inc.	United Mexican States	Sell	1.000	03/20/15	0.451	USD 2,000,000	24,372	(19,852)	44,224
Citigroup, Inc.	United Mexican States	Sell	1.000	09/20/15	0.551	USD 1,000,000	12,194	(8,166)	20,360
Citigroup, Inc.	United Mexican States	Sell	1.000	06/20/16	0.669	USD 9,100,000	103,789	—	103,789
Deutsche Bank AG	United Mexican States	Sell	1.000	03/20/15	0.451	USD 1,000,000	12,186	(9,926)	22,112
Deutsche Bank AG	United Mexican States	Sell	1.000	03/20/16	0.619	USD 6,500,000	79,306	(30,245)	109,551
Deutsche Bank AG	United Mexican States	Sell	1.000	06/20/16	0.669	USD 9,400,000	107,210	15,241	91,969
UBS Warburg LLC	United States Treasury Note	Sell	0.250	09/20/15	0.197	EUR 13,700,000	26,056	(104,888)	130,944
Credit Suisse Group AG	Wells Fargo & Co.	Sell	1.000	09/20/13	0.138	USD 17,500,000	109,815	(18,633)	128,448
							$4,576,008	$(2,265,871)	$6,841,879

(1)	If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(4)	If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes to Financial Statements

157

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

ING PIMCO Total Return Bond Portfolio Centrally Cleared Interest Rate Swap Agreements Outstanding on December 31, 2012:

	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 1.500% and pay a floating rate based on 3-month USD-LIBOR	03/18/16	USD 883,400,000	$6,711,935	$1,497
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 4.250%	06/15/41	USD 80,700,000	(25,290,751)	712,571
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 2.500%	12/19/42	USD 76,500,000	4,745,563	813,624
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.750%	06/20/42	USD 21,600,000	134,790	2,010,154
			$(13,698,463)	$3,537,846

ING PIMCO Total Return Bond Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2012:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 5.600% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Barclays Bank PLC	09/06/16	MXN 11,100,000	$11,981	$4,178	$7,803
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Barclays Bank PLC	09/13/17	MXN 122,400,000	87,598	(49,942)	137,540
Receive a fixed rate equal to 5.000% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Barclays Bank PLC	09/13/17	MXN 1,700,000	1,654	(942)	2,596
Receive a fixed rate equal to 8.860% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Citigroup, Inc.	09/12/16	MXN 23,500,000	232,912	—	232,912
Receive a fixed rate equal to 5.600% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: HSBC	09/06/16	MXN 30,300,000	32,703	10,050	22,653
Receive a fixed rate equal to 5.000% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: HSBC	09/13/17	MXN 5,300,000	(5,157)	(3,233)	(1,924)
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: HSBC	09/13/17	MXN 100,600,000	71,997	(25,494)	97,491
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: HSBC	09/02/22	MXN 80,200,000	(150,767)	(159,418)	8,651
Receive a fixed rate equal to 5.600% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Morgan Stanley	09/06/16	MXN 18,000,000	19,436	7,610	11,826
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Morgan Stanley	09/13/17	MXN 48,000,000	34,352	(20,141)	54,493
Receive a fixed rate equal to 6.350% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Morgan Stanley	06/02/21	MXN 104,100,000	371,210	123,985	247,225
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Morgan Stanley	09/02/22	MXN 63,700,000	(119,797)	(120,215)	418
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: UBS Warburg LLC	09/13/17	MXN 10,000,000	7,157	(1,575)	8,732

See Accompanying Notes to Financial Statements

158

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 1.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Goldman Sachs & Co.	10/15/17	USD 125,600,000	$3,369	$(52,574)	$55,943
Receive a fixed rate equal to 1.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Morgan Stanley	10/15/17	USD 74,600,000	2,001	(87,618)	89,619
			$600,649	$(375,329)	$975,978

ING PIMCO Total Return Bond Portfolio Written Swaptions Open on December 31, 2012:

Written Interest Rate Swaptions

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put OTC Swaption	Citigroup, Inc.	EUR-EURIBOR-Reuters	Pay	1.100%	01/21/13	EUR 4,900,000	$31,132	$(46)
Put OTC Swaption	Credit Suisse Group AG	EUR-EURIBOR-Reuters	Pay	1.100%	01/23/13	EUR 1,400,000	9,174	(13)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	1.200%	02/19/13	USD 207,900,000	415,800	(65,782)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	1.200%	03/18/13	USD 11,800,000	43,365	(10,139)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	1.200%	07/11/13	USD 39,900,000	281,604	(2,454)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	2.000%	03/18/13	USD 18,800,000	176,570	(355)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	1.200%	02/19/13	USD 137,500,000	388,438	(43,506)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	1.200%	03/18/13	USD 89,700,000	486,357	(77,075)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	1.400%	03/18/13	USD 5,500,000	106,700	(1,652)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	1.200%	03/18/13	USD 17,800,000	90,335	(15,295)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	1.750%	05/30/13	USD 37,100,000	275,237	(19,657)
Call OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Receive	0.700%	02/19/13	USD 92,100,000	69,075	(24,834)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Receive	1.500%	05/30/13	USD 9,900,000	74,745	(28,710)
Total Written Swaptions							$2,448,532	$(289,518)

See Accompanying Notes to Financial Statements

159

ING PIMCO TOTAL RETURN BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$2,601,380
Credit contracts	Upfront payments paid on OTC swap agreements	6,249,377
Interest rate contracts	Upfront payments paid on OTC swap agreements	145,823
Credit contracts	Unrealized appreciation on OTC swap agreements	9,033,266
Interest rate contracts	Unrealized appreciation on OTC swap agreements	977,902
Interest rate contracts	Net Assets — Unrealized appreciation*	3,537,846
Interest rate contracts	Net Assets — Unrealized appreciation**	1,007,266
Total Asset Derivatives		$23,552,860

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$9,694,858
Credit contracts	Upfront payments received on OTC swap agreements	4,549,605
Interest rate contracts	Upfront payments received on OTC swap agreements	521,152
Credit contracts	Unrealized depreciation on OTC swap agreements	1,496,596
Interest rate contracts	Unrealized depreciation on OTC swap agreements	1,924
Credit contracts	Net Assets — Unrealized depreciation*	3,285,993
Interest rate contracts	Net Assets — Unrealized depreciation**	245,257
Interest rate contracts	Written options, at fair value	289,518
Total Liability Derivatives		$20,084,903

*	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments.

**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$545,006	$—	$545,006
Foreign exchange contracts	—	5,553,414	—	—	—	5,553,414
Interest rate contracts	(308,240)	—	11,565,385	20,543,329	16,788,868	48,589,342
Total	$(308,240)	$5,553,414	$11,565,385	$21,088,335	$16,788,868	$54,687,762

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$10,916,903	$—	$10,916,903
Foreign exchange contracts	—	(15,609,299)	—	—	—	(15,609,299)
Interest rate contracts	(53,957)	—	(5,994,535)	(14,242,522)	(8,010,275)	(28,301,289)
Total	$(53,957)	$(15,609,299)	$(5,994,535)	$(3,325,619)	$(8,010,275)	$(32,993,685)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

160

ING PIONEER MID CAP VALUE
PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.7%
		Consumer Discretionary: 13.2%
153,550	@	Hanesbrands, Inc.	$5,500,161	1.0
183,300	@	Jarden Corp.	9,476,610	1.7
267,000		Macy’s, Inc.	10,418,340	1.9
118,600	@	Penn National Gaming, Inc.	5,824,446	1.0
291,010		Rent-A-Center, Inc.	9,999,104	1.8
132,100		Ross Stores, Inc.	7,153,215	1.3
312,740	@	Sally Beauty Holdings, Inc.	7,371,282	1.3
136,405		Wyndham Worldwide Corp.	7,258,110	1.3
874,000		Other Securities	10,500,014	1.9
			73,501,282	13.2

		Consumer Staples: 4.9%
166,605		Campbell Soup Co.	5,812,848	1.1
137,085		CVS Caremark Corp.	6,628,060	1.2
152,400	@, L	Green Mountain Coffee Roasters, Inc.	6,303,264	1.1
129,574		Ingredion, Inc.	8,348,453	1.5
			27,092,625	4.9

		Energy: 9.0%
181,125	@	Ensco PLC	10,737,090	1.9
331,000		Marathon Oil Corp.	10,148,460	1.8
99,950		National Oilwell Varco, Inc.	6,831,582	1.2
79,250		Noble Energy, Inc.	8,062,895	1.5
279,575		Valero Energy Corp.	9,539,099	1.7
147,370		Other Securities	4,923,632	0.9
			50,242,758	9.0

		Financials: 29.0%
235,555		Aflac, Inc.	12,512,682	2.3
226,795		Allstate Corp.	9,110,355	1.6
126,500		American Campus Communities, Inc.	5,835,445	1.0
149,920		Ameriprise Financial, Inc.	9,389,490	1.7
363,840		BioMed Realty Trust, Inc.	7,033,027	1.3
62,779		Boston Properties, Inc.	6,642,646	1.2
223,000		Capital One Financial Corp.	12,918,390	2.3
271,215	@	CIT Group, Inc.	10,479,748	1.9
180,830		Discover Financial Services	6,970,996	1.3
511,120		Duke Realty Corp.	7,089,234	1.3
258,725		First Republic Bank	8,481,005	1.5
186,450		HCP, Inc.	8,423,811	1.5
91,900		Home Properties, Inc.	5,634,389	1.0
263,600		Invesco Ltd.	6,877,324	1.2
422,690		Kimco Realty Corp.	8,166,371	1.5
254,350		Pebblebrook Hotel Trust	5,875,485	1.1
126,735		PNC Financial Services Group, Inc.	7,389,918	1.3
348,397		UnumProvident Corp.	7,253,626	1.3

COMMON STOCK: (continued)
		Financials: (continued)
204,400	@	Willis Group Holdings PLC	$6,853,532	1.2
690,200		Other Securities	8,321,134	1.5
			161,258,608	29.0

		Health Care: 11.4%
251,470	@	CareFusion Corp.	7,187,013	1.3
202,855		Cigna Corp.	10,844,628	2.0
89,200	@	DaVita, Inc.	9,859,276	1.8
218,000	@	Hospira, Inc.	6,810,320	1.2
105,785		Humana, Inc.	7,260,024	1.3
162,545	@	Jazz Pharmaceuticals PLC	8,647,394	1.6
85,490	@	Watson Pharmaceuticals, Inc.	7,352,140	1.3
141,370		Other Securities	5,278,756	0.9
			63,239,551	11.4

		Industrials: 9.0%
164,800		Eaton Corp. PLC	8,932,160	1.6
130,230		Fluor Corp.	7,649,710	1.4
105,700		Joy Global, Inc.	6,741,546	1.2
223,200		Robert Half International, Inc.	7,102,224	1.3
662,440		Southwest Airlines Co.	6,783,386	1.2
119,035		SPX Corp.	8,350,305	1.5
121,500		Other Securities	4,494,285	0.8
			50,053,616	9.0

		Information Technology: 6.6%
244,535		Analog Devices, Inc.	10,285,142	1.9
352,800	@	Nuance Communications, Inc.	7,874,496	1.4
200,580	@	Sandisk Corp.	8,737,265	1.6
266,100		Xilinx, Inc.	9,552,990	1.7
			36,449,893	6.6

		Materials: 4.7%
190,200	@	Crown Holdings, Inc.	7,001,262	1.3
152,200		Eastman Chemical Co.	10,357,210	1.9
99,910		Mosaic Co.	5,657,903	1.0
96,200		Other Securities	2,920,632	0.5
			25,937,007	4.7

		Telecommunication Services: 1.3%
189,260		CenturyTel, Inc.	7,403,851	1.3

		Utilities: 8.6%
155,240		AGL Resources, Inc.	6,204,943	1.1
234,160		Ameren Corp.	7,193,395	1.3
189,110		American Electric Power Co., Inc.	8,071,215	1.4
140,470		Northeast Utilities	5,489,568	1.0
131,440		Pinnacle West Capital Corp.	6,700,811	1.2
328,150		PPL Corp.	9,394,934	1.7
246,100		Other Securities	5,047,511	0.9
			48,102,377	8.6

		Total Common Stock
		(Cost $501,282,033)	543,281,568	97.7

See Accompanying Notes to Financial Statements

161

ING PIONEER MID CAP VALUE
PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.5%
	Securities Lending Collateralcc(1): 1.2%
1,606,629	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,606,655, collateralized by various U.S. Government Agency Obligations, 3.500%–5.500%, Market Value plus accrued interest $1,638,762, due 08/01/27–01/01/43)	$1,606,629	0.3
1,606,629	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,606,647, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,638,762, due 10/01/16–12/20/42)	1,606,629	0.3
338,121	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $338,124, collateralized by various U.S. Government Securities, 0.750%–1.625%, Market Value plus accrued interest $344,884, due 10/31/17–08/15/22)	338,121	0.0
1,606,629	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%–0.19%, due 01/02/13 (Repurchase Amount $1,606,646, collateralized by various U.S. Government Agency Obligations, 0.500%–6.000%, Market Value plus accrued interest $1,638,762, due 08/09/13–06/20/42)	1,606,629	0.3

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,606,629	Royal Bank of Canada, Repurchase Agreement dated 12/26/12, 0.18%, due 01/02/13 (Repurchase Amount $1,606,684, collateralized by various U.S. Government Agency Obligations, 2.000%–4.500%, Market Value plus accrued interest $1,638,762, due 10/01/32–01/01/43)	$1,606,629	0.3
		6,764,637	1.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.3%
18,226,622	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $18,226,622)	18,226,622	3.3

	Total Short-Term Investments
	(Cost $24,991,259)	24,991,259	4.5

	Total Investments in Securities (Cost $526,273,292)	$568,272,827	102.2

	Liabilities in Excess of Other Assets	(12,004,144)	(2.2)

	Net Assets	$556,268,683	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $531,388,638.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$48,054,615
Gross Unrealized Depreciation	(11,170,426)
Net Unrealized Appreciation	$36,884,189

See Accompanying Notes to Financial Statements

162

ING PIONEER MID CAP VALUE
PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$543,281,568	$—	$—	$543,281,568
Short-Term Investments	18,226,622	6,764,637	—	24,991,259
Total Investments, at fair value	$561,508,190	$6,764,637	$—	$568,272,827

ˆ	See Note 2, ″Significant Accounting Policies″ in the Notes to Financial Statements for additional information.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

163

ING T. ROWE PRICE
CAPITAL APPRECIATION PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 58.5%
		Consumer Discretionary: 9.4%
127,700	@	Autozone, Inc.	$45,260,711	1.0
1,192,200	@	Delphi Automotive PLC	45,601,650	1.1
636,080	@	Dollar General Corp.	28,044,767	0.6
891,900	@	General Motors Co.	25,713,477	0.6
713,427	L	Hasbro, Inc.	25,612,029	0.6
672,300		Johnson Controls, Inc.	20,639,610	0.5
1,720,200		Lowe’s Cos., Inc.	61,101,504	1.4
603,500		Omnicom Group, Inc.	30,150,860	0.7
1,133,100	@	TRW Automotive Holdings Corp.	60,745,491	1.4
708,500		Walt Disney Co.	35,276,215	0.8
582,064		Other Securities	29,009,994	0.7
			407,156,308	9.4

		Consumer Staples: 7.5%
724,200		Altria Group, Inc.	22,754,364	0.5
1,024,484		General Mills, Inc.	41,399,398	1.0
812,144		Kellogg Co.	45,358,242	1.1
765,034		PepsiCo, Inc.	52,351,277	1.2
581,897		Philip Morris International, Inc.	48,669,865	1.1
1,256,873		Procter & Gamble Co.	85,329,108	2.0
1,439,900		Other Securities	27,001,381	0.6
			322,863,635	7.5

		Energy: 3.9%
331,300		Apache Corp.	26,007,050	0.6
313,200		ExxonMobil Corp.	27,107,460	0.6
191,200		Range Resources Corp.	12,013,096	0.3
1,709,800		Williams Cos., Inc.	55,978,852	1.3
954,411		Other Securities	45,774,805	1.1
			166,881,263	3.9

		Financials: 8.6%
3,453,469		Invesco Ltd.	90,101,006	2.1
858,310		JPMorgan Chase & Co.	37,739,891	0.9
570,900		Northern Trust Corp.	28,636,344	0.7
1,473,900		State Street Corp.	69,288,039	1.6
3,557,300		TD Ameritrade Holding Corp.	59,798,213	1.4
1,510,600		US Bancorp.	48,248,564	1.1
991,300		XL Group PLC	24,841,978	0.6
321,700		Other Securities	10,786,601	0.2
			369,440,636	8.6

		Health Care: 9.5%
889,300		Agilent Technologies, Inc.	36,407,942	0.9
760,600		AmerisourceBergen Corp.	32,842,708	0.8
3,746,937		Pfizer, Inc.	93,973,180	2.2
367,900		Quest Diagnostics	21,437,533	0.5

COMMON STOCK: (continued)
		Health Care: (continued)
2,398,368		Thermo Fisher Scientific, Inc.	$152,967,911	3.5
723,124		UnitedHealth Group, Inc.	39,222,246	0.9
550,602		Other Securities	31,930,881	0.7
			408,782,401	9.5

		Industrials: 7.6%
2,543,991		Danaher Corp.	142,209,097	3.3
528,200		Honeywell International, Inc.	33,524,854	0.8
1,655,475		United Technologies Corp.	135,765,505	3.1
654,912		Other Securities	15,532,857	0.4
			327,032,313	7.6

		Information Technology: 9.8%
144,900		Apple, Inc.	77,236,047	1.8
1,233,500		Cisco Systems, Inc.	24,238,275	0.5
966,357	@	Fiserv, Inc.	76,371,194	1.8
79,300	@	Google, Inc. — Class A	56,253,041	1.3
1,015,000		Oracle Corp.	33,819,800	0.8
1,905,260		TE Connectivity Ltd.	70,723,251	1.6
1,522,923		Texas Instruments, Inc.	47,119,238	1.1
783,000		Other Securities	39,075,608	0.9
			424,836,454	9.8

		Materials: 1.1%
837,300		Potash Corp. of Saskatchewan	34,069,737	0.8
403,990		Other Securities	14,870,872	0.3
			48,940,609	1.1

		Telecommunication Services: 0.1%
155,200		Other Securities	5,231,792	0.1

		Utilities: 1.0%
533,707		Pacific Gas & Electric Co.	21,444,347	0.5
720,700		Other Securities	21,439,573	0.5
			42,883,920	1.0

		Total Common Stock
		(Cost $2,159,167,847)	2,524,049,331	58.5

PREFERRED STOCK: 1.7%
		Consumer Discretionary: 0.4%
354,700	@	General Motors Co.	15,652,911	0.4

		Consumer Staples: 0.1%
42	#, @	HJ Heinz Finance Co.	4,404,750	0.1

		Financials: 0.7%
374,000	@	Affiliated Managers Group, Inc.	19,786,919	0.5
371,000	@, P	US Bancorp	10,440,940	0.2
			30,227,859	0.7

See Accompanying Notes to Financial Statements

164

ING T. ROWE PRICE
CAPITAL APPRECIATION PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets

PREFERRED STOCK: (continued)
		Utilities: 0.5%
522,450		Other Securities	$23,602,438	0.5

		Total Preferred Stock
		(Cost $71,471,024)	73,887,958	1.7

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 19.3%
		Consumer Discretionary: 5.8%
5,422,482		Dollar General Corp., 2.959%–4.125%, 07/06/17–07/15/17	5,527,532	0.1
89,803,176		Dunkin Brands, Inc. — TL, 4.000%, 11/23/17	90,570,005	2.1
2,950,000	#	Schaeffler Finance BV, 7.750%, 02/15/17	3,289,250	0.1
3,250,000	#, L	Schaeffler Finance BV, 8.500%, 02/15/19	3,688,750	0.1
EUR 2,000,000	#	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 7.500%, 03/15/19	2,897,307	0.1
1,300,000	#	Unitymedia Hessen GmbH & Co. KG/ Unitymedia NRW GmbH, 7.500%, 03/15/19	1,436,500	0.0
EUR 4,010,000	#	UPC Germany GmbH, 8.125%, 12/01/17	5,753,524	0.1
3,195,000		Walt Disney Co., 0.450%, 12/01/15	3,181,281	0.1
135,239,151		Other Securities(a)	135,214,402	3.1
			251,558,551	5.8

		Consumer Staples: 0.6%
3,340,000	#	Heineken NV, 0.800%, 10/01/15	3,348,243	0.1
21,656,313		Other Securities	21,910,611	0.5
			25,258,854	0.6

		Energy: 2.1%
18,800,000		EQT Corp., 4.875%, 11/15/21	20,198,551	0.5
3,645,000		EQT Corp., 8.125%, 06/01/19	4,514,445	0.1
16,425,000		Range Resources Corp., 5.000%–8.000%, 05/15/19–08/15/22	17,502,188	0.4
46,688,745		Other Securities(a)	48,741,246	1.1
			90,956,430	2.1

		Financials: 3.2%
2,640,000	#	American Honda Finance Corp., 0.393%, 08/02/13	2,640,235	0.1
2,000,000	#	American Honda Finance Corp., 0.430%, 04/08/14	2,000,268	0.0

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
4,120,000	#	American Honda Finance Corp., 1.000%, 08/11/15	$4,145,565	0.1
1,125,000	#	CIT Group, Inc., 5.250%, 04/01/14	1,170,000	0.0
32,660,000		Ford Motor Credit Co., LLC, 2.500%–8.000%, 06/01/14–05/15/18	34,916,986	0.8
14,435,000	#	International Lease Finance Corp., 6.500%, 09/01/14	15,481,537	0.4
1,450,000	#	International Lease Finance Corp., 6.750%, 09/01/16	1,634,875	0.0
7,935,000	#	International Lease Finance Corp., 7.125%, 09/01/18	9,244,275	0.2
5,870,000	#	Legg Mason, Inc., 6.000%, 05/21/19	6,331,957	0.2
4,170,000	#	UPCB Finance III Ltd., 6.625%, 07/01/20	4,487,963	0.1
54,880,183		Other Securities	56,793,941	1.3
			138,847,602	3.2

		Health Care: 0.4%
1,750,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	1,887,812	0.1
1,000,000	#	Fresenius Medical Care US Finance II, Inc., 5.875%, 01/31/22	1,090,000	0.0
4,220,000	#	Takeda Pharmaceutical Co. Ltd., 1.031%, 03/17/15	4,239,020	0.1
10,961,563		Other Securities	11,083,803	0.2
			18,300,635	0.4

		Industrials: 1.6%
2,250,000	#	Continental Airlines, Inc., 6.750%, 09/15/15	2,373,750	0.1
7,875,000		United Technologies Corp., 0.811%, 06/01/15	7,957,341	0.2
49,079,904		Other Securities(a)	56,529,803	1.3
			66,860,894	1.6

		Information Technology: 1.2%
12,010,000	#	CC Holdings GS V, LLC/Crown Castle GS III Corp., 7.750%, 05/01/17	12,759,724	0.3
33,972,143		Other Securities	36,874,141	0.9
			49,633,865	1.2

		Materials: 0.3%
13,335,000		Other Securities	14,117,725	0.3

See Accompanying Notes to Financial Statements

165

ING T. ROWE PRICE
CAPITAL APPRECIATION PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Telecommunication Services: 3.6%
22,005,018		Crown Castle Operating Co., 4.000%, 01/31/19	$22,159,054	0.5
45,000,000		Intelsat Jackson Holdings SA, 4.500%, 04/02/18	45,417,870	1.0
CHF 575,000	#	Matterhorn Mobile SA, 5.405%, 05/15/19	639,657	0.0
CHF 1,520,000	#	Matterhorn Mobile SA, 6.750%, 05/15/19	1,778,167	0.1
15,870,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	19,639,125	0.5
7,985,000	#	UPCB Finance V Ltd., 7.250%, 11/15/21	8,823,425	0.2
7,125,000	#	UPCB Finance VI Ltd., 6.875%, 01/15/22	7,748,437	0.2
45,426,175		Other Securities	48,859,652	1.1
			155,065,387	3.6

		Utilities: 0.5%
7,875,000	#	Calpine Construction Finance Co. L.P., 8.000%, 06/01/16	8,406,562	0.2
2,834,000	#	Calpine Corp., 7.500%, 02/15/21	3,145,740	0.1
9,215,000		Other Securities	10,316,900	0.2
			21,869,202	0.5

		Total Corporate Bonds/Notes
		(Cost $794,829,210)	832,469,145	19.3

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.4%
19,520,000		Ally Master Owner Trust, 0.909%, 06/15/17	19,652,170	0.4

		Total Collateralized Mortgage Obligations
		(Cost $19,520,000)	19,652,170	0.4

ASSET-BACKED SECURITIES: 0.2%
		Automobile Asset-Backed Securities: 0.2%
9,640,000		Other Securities	9,660,087	0.2

		Total Asset-Backed Securities
		(Cost $9,639,607)	9,660,087	0.2

U.S. GOVERNMENT AGENCY OBLIGATIONS: 5.3%
		Federal Home Loan Mortgage Corporation: 1.6%##
70,115,951		0.589%–0.709%, due 05/15/39–08/15/42	70,761,082	1.6

		Federal National Mortgage Association: 3.1%##
130,408,730		0.590%–0.760%, due 04/25/39–10/25/42	131,520,380	3.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: 0.6%
26,635,035		0.561%–0.609%, due 07/16/41–04/16/42	$26,852,716	0.6

		Total U.S. Government Agency Obligations
		(Cost $227,696,559)	229,134,178	5.3

		Total Long-Term Investments
		(Cost $3,282,324,246)	3,688,852,869	85.4

SHORT-TERM INVESTMENTS: 15.2%
		Securities Lending Collateralcc(1): 0.9%
6,820,295		Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $6,820,407, collateralized by various U.S. Government Agency Obligations, 3.500%–5.500%, Market Value plus accrued interest $6,956,701, due 08/01/27–01/01/43)	6,820,295	0.2
8,796,166		Cantor Fitzgerald, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $8,796,311, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–7.500%, Market Value plus accrued interest $8,972,090, due 07/15/13–08/01/46)	8,796,166	0.2
8,796,166		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $8,796,262, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $8,972,090, due 10/01/16–12/20/42)	8,796,166	0.2

See Accompanying Notes to Financial Statements

166

ING T. ROWE PRICE
CAPITAL APPRECIATION PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
3,827,049	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%, due 01/02/13 (Repurchase Amount $3,827,080, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.375%–6.000%, Market Value plus accrued interest $3,903,591, due 06/30/13–04/18/36)	$3,827,049	0.1
8,796,166	Nomura Securities, Repurchase Agreement dated 12/31/12, 0.35%, due 01/02/13 (Repurchase Amount $8,796,335, collateralized by various U.S. Government Agency Obligations, 0.000%–6.101%, Market Value plus accrued interest $8,972,089, due 03/10/14–12/20/42)	8,796,166	0.2
		37,035,842	0.9

Shares		Value	Percentage of Net Assets
	Affiliated Investment Companies: 14.3%
618,022,599	T. Rowe Price Reserve Investment Fund
	(Cost $618,022,599)	618,022,599	14.3

	Total Short-Term Investments
	(Cost $655,058,441)	655,058,441	15.2

	Total Investments in Securities
	(Cost $3,937,382,687)	$4,343,911,310	100.6

	Liabilities in Excess of Other Assets	(26,839,445)	(0.6)

	Net Assets	$4,317,071,865	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@	Non-income producing security

P	Preferred Stock may be called prior to convertible date.

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

CHF	Swiss Franc

EUR	EU Euro

Cost for federal income tax purposes is $3,941,726,630.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$426,634,197
Gross Unrealized Depreciation	(24,449,517)
Net Unrealized Appreciation	$402,184,680

See Accompanying Notes to Financial Statements

167

ING T. ROWE PRICE
CAPITAL APPRECIATION PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$2,524,049,331	$—	$—	$2,524,049,331
Preferred Stock	26,093,851	47,794,107	—	73,887,958
Corporate Bonds/Notes	—	832,469,145	—	832,469,145
Collateralized Mortgage Obligations	—	19,652,170	—	19,652,170
Short-Term Investments	618,022,599	37,035,842	—	655,058,441
U.S. Government Agency Obligations	—	229,134,178	—	229,134,178
Asset-Backed Securities	—	9,660,087	—	9,660,087
Total Investments, at fair value	$3,168,165,781	$1,175,745,529	$—	$4,343,911,310
Liabilities Table
Other Financial Instruments+
Written Options	$(10,569,391)	$—	$—	$(10,569,391)
Total Liabilities	$(10,569,391)	$—	$—	$(10,569,391)

ˆ	See Note 2, ″Significant Accounting Policies″ in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING T. Rowe Price Capital Appreciation Portfolio Written Options Open on December 31, 2012:

Exchange-Traded Options
Description/Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premiums Received	Value
Accenture PLC	65.00	01/19/13	559	$231,432	$(117,390)
Accenture PLC	70.00	05/18/13	417	157,205	(75,060)
Accenture PLC	72.50	05/18/13	417	108,418	(45,870)
Accenture PLC	75.00	05/18/13	417	72,556	(31,275)
Altria Group, Inc.	35.00	01/18/14	819	81,251	(52,416)
AT&T, Inc.	32.00	01/19/13	9	693	(1,395)
AT&T, Inc.	34.00	01/19/13	1	131	(25)
AT&T, Inc.	35.00	01/19/13	1,541	139,675	(7,705)
Cisco Systems, Inc.	17.50	01/19/13	8,641	778,377	(1,840,746)
Cisco Systems, Inc.	22.00	01/19/13	3,694	310,658	(3,694)
EOG Resources, Inc.	110.00	01/19/13	158	146,463	(176,644)
EOG Resources, Inc.	115.00	01/19/13	158	115,653	(91,640)
Express Scripts, Inc.	60.00	01/19/13	49	14,651	(539)
Ingersoll-Rand PLC	40.00	01/19/13	821	265,523	(656,800)
International Business Machines Corp.	200.00	01/19/13	566	448,272	(26,036)
JPMorgan Chase & Co.	45.00	01/18/14	2,070	540,258	(819,720)
JPMorgan Chase & Co.	50.00	01/19/13	6,482	1,242,486	(19,446)
Microsoft Corp.	30.00	01/19/13	3,576	532,814	(10,728)
NRG Energy, Inc.	25.00	03/16/13	1,066	84,608	(53,300)
NRG Energy, Inc.	25.00	01/18/14	1,066	186,539	(199,875)
NRG Energy, Inc.	27.00	01/18/14	1,066	122,462	(130,585)
Oracle Corp.	32.00	01/18/14	2,308	609,352	(969,360)
Oracle Corp.	35.00	01/18/14	2,309	359,883	(634,975)
Oracle Corp.	37.00	01/18/14	2,309	244,687	(447,946)
PepsiCo, Inc.	70.00	01/19/13	473	117,865	(10,406)
PepsiCo, Inc.	72.50	01/19/13	2,490	327,079	(4,980)
Pfizer, Inc.	22.50	01/19/13	2,030	182,818	(529,830)
Procter & Gamble Co.	65.00	01/19/13	6,461	843,278	(1,776,775)
Procter & Gamble Co.	67.50	01/19/13	1,267	157,039	(133,035)

See Accompanying Notes to Financial Statements

168

ING T. ROWE PRICE
CAPITAL APPRECIATION PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Exchange-Traded Options
Description/Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premiums Received	Value
Procter & Gamble Co.	70.00	01/19/13	548	$98,731	$(9,864)
Procter & Gamble Co.	75.00	01/18/14	1,535	215,983	(145,825)
Texas Instruments, Inc.	35.00	01/18/14	7,213	849,474	(966,542)
Texas Instruments, Inc.	40.00	01/19/13	1,803	153,306	(3,606)
US Bancorp.	34.00	06/22/13	1,341	112,092	(134,771)
US Bancorp.	35.00	01/18/14	1,341	159,691	(193,104)
Walt Disney Co.	45.00	01/19/13	5	1,258	(2,060)
Walt Disney Co.	46.00	01/19/13	9	1,981	(3,105)
Walt Disney Co.	47.00	01/19/13	178	31,998	(52,510)
Walt Disney Co.	50.00	01/19/13	2,561	467,629	(186,953)
Walt Disney Co.	55.00	01/19/13	2,855	280,697	(2,855)
				$10,794,966	$(10,569,391)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$10,569,391
Total Liability Derivatives		$10,569,391

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$13,172,568
Total	$13,172,568

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$(4,742,979)
Total	$(4,742,979)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

169

ING T. ROWE PRICE
EQUITY INCOME PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares		Value	Percentage of Net Assets

COMMON STOCK: 95.0%
	Consumer Discretionary: 11.4%
288,300	Kohl’s Corp.	$12,391,134	0.9
409,100	Mattel, Inc.	14,981,242	1.0
239,500	McGraw-Hill Cos., Inc.	13,093,465	0.9
400,366	Time Warner, Inc.	19,149,506	1.3
267,400	Walt Disney Co.	13,313,846	0.9
3,985,494	Other Securities(a)	93,490,068	6.4
		166,419,261	11.4

	Consumer Staples: 5.6%
431,800	Archer-Daniels-Midland Co.	11,827,002	0.8
358,400	Campbell Soup Co.	12,504,576	0.9
195,300	Clorox Co.	14,299,866	1.0
180,300	PepsiCo, Inc.	12,337,929	0.8
1,050,600	Other Securities	30,987,823	2.1
		81,957,196	5.6

	Energy: 14.0%
192,800	Anadarko Petroleum Corp.	14,326,968	1.0
324,190	Chevron Corp.	35,057,907	2.4
366,324	ExxonMobil Corp.	31,705,342	2.2
241,300	Hess Corp.	12,779,248	0.9
278,600	Murphy Oil Corp.	16,590,630	1.1
351,500	Royal Dutch Shell PLC — Class A ADR	24,235,925	1.7
197,600	Schlumberger Ltd.	13,691,704	0.9
1,315,374	Other Securities(a)	56,159,709	3.8
		204,547,433	14.0

	Financials: 20.2%
396,100	Allstate Corp.	15,911,337	1.1
388,900	American Express Co.	22,353,972	1.5
1,582,819	Bank of America Corp.	18,360,700	1.3
868,744	JPMorgan Chase & Co.	38,198,674	2.6
465,000	Marsh & McLennan Cos., Inc.	16,028,550	1.1
271,900	Northern Trust Corp.	13,638,504	0.9
246,100	PNC Financial Services Group, Inc.	14,350,091	1.0
459,600	SunTrust Bank	13,029,660	0.9
739,600	US Bancorp.	23,622,824	1.6
804,700	Wells Fargo & Co.	27,504,646	1.9
3,632,628	Other Securities(a)	91,865,168	6.3
		294,864,126	20.2

	Health Care: 7.3%
282,600	Johnson & Johnson	19,810,260	1.4
400,300	Merck & Co., Inc.	16,388,282	1.1
742,276	Pfizer, Inc.	18,616,282	1.3
302,100	Thermo Fisher Scientific, Inc.	19,267,938	1.3
713,500	Other Securities	32,073,538	2.2
		106,156,300	7.3

COMMON STOCK: (continued)
	Industrials: 14.1%
215,500	3M Co.	$20,009,175	1.4
163,300	Boeing Co.	12,306,288	0.8
315,100	Emerson Electric Co.	16,687,696	1.1
1,890,100	General Electric Co.	39,673,199	2.7
251,700	Honeywell International, Inc.	15,975,399	1.1
304,700	Illinois Tool Works, Inc.	18,528,807	1.3
241,300	Norfolk Southern Corp.	14,921,992	1.0
189,300	United Parcel Service, Inc. — Class B	13,957,089	1.0
1,705,281	Other Securities(a)	54,386,435	3.7
		206,446,080	14.1

	Information Technology: 8.1%
632,300	Cisco Systems, Inc.	12,424,695	0.8
312,400	Computer Sciences Corp.	12,511,620	0.9
280,400	Harris Corp.	13,728,384	0.9
664,700	Microsoft Corp.	17,767,431	1.2
4,480,100	Other Securities(a)	62,150,113	4.3
		118,582,243	8.1

	Materials: 4.9%
524,993	International Paper Co.	20,915,721	1.5
344,900	Nucor Corp.	14,892,782	1.0
836,300	Other Securities(a)	35,278,124	2.4
		71,086,627	4.9

	Telecommunication Services: 3.8%
777,303	AT&T, Inc.	26,202,884	1.8
309,650	Verizon Communications, Inc.	13,398,556	0.9
2,509,240	Other Securities	16,614,359	1.1
		56,215,799	3.8

	Utilities: 5.6%
294,872	Duke Energy Corp.	18,812,834	1.3
226,800	Entergy Corp.	14,458,500	1.0
417,300	Exelon Corp.	12,410,502	0.8
604,800	NiSource, Inc.	15,053,472	1.0
976,600	Other Securities	21,203,829	1.5
		81,939,137	5.6

	Total Common Stock
	(Cost $1,194,112,247)	1,388,214,202	95.0

PREFERRED STOCK: 0.7%
	Consumer Discretionary: 0.7%
249,450	Other Securities	11,008,229	0.7

	Total Preferred Stock
	(Cost $12,600,169)	11,008,229	0.7

	Total Long-Term Investments
	(Cost $1,206,712,416)	1,399,222,431	95.7

See Accompanying Notes to Financial Statements

170

ING T. ROWE PRICE
EQUITY INCOME PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 5.3%
	Securities Lending Collateralcc(1): 1.3%
4,395,018	Cantor Fitzgerald, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $4,395,090, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–7.500%, Market Value plus accrued interest $4,482,919, due 07/15/13–08/01/46)	$4,395,018	0.3
4,395,018	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $4,395,066, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $4,482,919, due 10/01/16–12/20/42)	4,395,018	0.3
924,878	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $924,887, collateralized by various U.S. Government Securities, 0.750%–1.625%, Market Value plus accrued interest $943,377, due 10/31/17–08/15/22)	924,878	0.1
4,395,018	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%–0.19%, due 01/02/13 (Repurchase Amount $4,395,063, collateralized by various U.S. Government Agency Obligations, 0.500%–6.000%, Market Value plus accrued interest $4,482,919, due 08/09/13–06/20/42)	4,395,018	0.3

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
4,395,018	Royal Bank of Canada, Repurchase Agreement dated 12/26/12, 0.18%, due 01/02/13 (Repurchase Amount $4,395,170, collateralized by various U.S. Government Agency Obligations, 2.000%–4.500%, Market Value plus accrued interest $4,482,918, due 10/01/32–01/01/43)	$4,395,018	0.3
		18,504,950	1.3

Shares		Value	Percentage of Net Assets
	Affiliated Investment Companies: 4.0%
58,480,714	T. Rowe Price Reserve Investment Fund
	(Cost $58,480,714)	58,480,714	4.0

	Total Short-Term Investments
	(Cost $76,985,664)	76,985,664	5.3

	Total Investments in Securities
	(Cost $1,283,698,080)	$1,476,208,095	101.0

	Liabilities in Excess of Other Assets	(15,167,366)	(1.0)

	Net Assets	$1,461,040,729	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

ADR	American Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $1,296,895,211.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$272,592,738
Gross Unrealized Depreciation	(93,279,854)
Net Unrealized Appreciation	$179,312,884

See Accompanying Notes to Financial Statements

171

ING T. ROWE PRICE
EQUITY INCOME PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$161,372,947	$5,046,314	$—	$166,419,261
Consumer Staples	81,957,196	—	—	81,957,196
Energy	204,547,433	—	—	204,547,433
Financials	294,864,126	—	—	294,864,126
Health Care	106,156,300	—	—	106,156,300
Industrials	206,446,080	—	—	206,446,080
Information Technology	118,582,243	—	—	118,582,243
Materials	71,086,627	—	—	71,086,627
Telecommunication Services	46,889,887	9,325,912	—	56,215,799
Utilities	81,939,137	—	—	81,939,137
Total Common Stock	1,373,841,976	14,372,226	—	1,388,214,202
Preferred Stock	11,008,229	—	—	11,008,229
Short-Term Investments	58,480,714	18,504,950	—	76,985,664
Total Investments, at fair value	$1,443,330,919	$32,877,176	$—	$1,476,208,095

ˆ	See Note 2, ″Significant Accounting Policies″ in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

172

ING T. ROWE PRICE
INTERNATIONAL STOCK PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.8%
		Australia: 3.6%
269,467		Amcor Ltd.	$2,277,475	1.0
246,124		Other Securities	6,003,440	2.6
			8,280,915	3.6

		Belgium: 1.4%
35,685		Anheuser-Busch InBev Worldwide, Inc.	3,107,631	1.4

		Brazil: 5.1%
171,400		Itau Unibanco Holding S.A.	2,795,138	1.2
1,026,200		Other Securities	8,853,265	3.9
			11,648,403	5.1

		Canada: 4.3%
167,100		Eldorado Gold Corp.	2,150,277	0.9
59,600		Potash Corp. of Saskatchewan	2,425,124	1.1
48,700		Tim Hortons, Inc.	2,390,692	1.1
54,500		Other Securities	2,835,558	1.2
			9,801,651	4.3

		China: 7.9%
36,500	@	Baidu.com ADR	3,660,585	1.6
6,267,430		Other Securities(a)	14,309,685	6.3
			17,970,270	7.9

		Denmark: 1.9%
22,877		Carlsberg A/S	2,253,760	1.0
12,716		Novo-Nordisk A/S	2,070,631	0.9
			4,324,391	1.9

		France: 5.4%
185,561		AXA S.A.	3,331,911	1.5
66,269		Eutelsat Communications	2,204,133	1.0
19,712		Pernod-Ricard S.A.	2,287,018	1.0
31,774		Schneider Electric S.A.	2,327,164	1.0
47,005		Other Securities	2,131,952	0.9
			12,282,178	5.4

		Germany: 4.4%
20,913		Brenntag AG	2,755,205	1.2
22,854		Fresenius AG	2,629,787	1.2
58,253		Other Securities	4,674,801	2.0
			10,059,793	4.4

		Hong Kong: 3.5%
729,200		AIA Group Ltd.	2,892,252	1.3
529,000		Hang Lung Properties Ltd.	2,128,917	0.9
430,500		Kerry Properties Ltd.	2,261,637	1.0
10,800		Other Securities	673,886	0.3
			7,956,692	3.5

		India: 2.5%
146,673		Housing Development Finance Corp.	2,240,695	1.0
392,649		Other Securities	3,446,787	1.5
			5,687,482	2.5

COMMON STOCK: (continued)
		Indonesia: 1.2%
1,821,000		Other Securities	$2,707,940	1.2

		Ireland: 0.8%
28,400		Other Securities	1,888,600	0.8

		Japan: 10.8%
82,700		Bridgestone Corp.	2,152,810	0.9
69,000		Honda Motor Co., Ltd.	2,555,390	1.1
397		Inpex Holdings, Inc.	2,123,299	0.9
2,368		Jupiter Telecommunications Co.	2,949,238	1.3
159,300		Mitsui & Co., Ltd.	2,387,726	1.1
95,000		Mitsui Fudosan Co., Ltd.	2,323,993	1.0
51,100		Nippon Telegraph & Telephone Corp.	2,151,462	0.9
122,600		Sony Financial Holdings, Inc.	2,204,134	1.0
142,600		Other Securities	5,833,162	2.6
			24,681,214	10.8

		Malaysia: 1.1%
1,828,900		Other Securities	2,467,432	1.1

		Mexico: 0.5%
38,039		Other Securities	1,166,721	0.5

		Netherlands: 1.6%
64,189		Royal Dutch Shell PLC — Class B	2,290,039	1.0
21,239		Other Securities	1,362,142	0.6
			3,652,181	1.6

		Norway: 0.9%
84,421		Subsea 7 SA	2,028,832	0.9

		Oman: 0.2%
83,000		Other Securities	478,910	0.2

		Russia: 1.1%
192,108		Other Securities(a)	2,564,713	1.1

		South Africa: 0.3%
70,339		Other Securities	592,094	0.3

		South Korea: 3.1%
8,631	@	Hyundai Mobis	2,341,668	1.0
2,767		Samsung Electronics Co., Ltd.	3,975,625	1.8
594		Other Securities	673,367	0.3
			6,990,660	3.1

		Sweden: 1.8%
172,500		Other Securities	4,057,124	1.8

See Accompanying Notes to Financial Statements

173

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INTERNATIONAL STOCK PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Switzerland: 10.2%
110,846		ABB Ltd.	$2,298,673	1.0
45,609		Cie Financiere Richemont SA	3,580,104	1.6
162,505		Credit Suisse Group	3,966,157	1.7
18,557		Kuehne & Nagel International AG	2,237,217	1.0
42,678		Nestle S.A.	2,784,461	1.2
20,015		Sonova Holding AG — Reg	2,218,904	1.0
64,885		Other Securities	6,277,710	2.7
			23,363,226	10.2

		Taiwan: 1.0%
696,000		Taiwan Semiconductor Manufacturing Co., Ltd.	2,327,988	1.0

		Turkey: 0.9%
259,639		Other Securities	2,085,129	0.9

		United Arab Emirates: 0.8%
161,406		Other Securities	1,902,871	0.8

		United Kingdom: 17.3%
71,103		BHP Billiton PLC	2,508,063	1.1
165,191		British Sky Broadcasting PLC	2,083,466	0.9
234,874		Capita Group PLC	2,902,330	1.3
207,044		Compass Group PLC	2,457,782	1.1
176,945		Experian Group Ltd.	2,851,824	1.3
94,006		GlaxoSmithKline PLC	2,046,737	0.9
208,904	@	Rolls-Royce Holdings PLC	2,996,406	1.3
131,221		Standard Chartered PLC	3,395,983	1.5
250,476		WPP PLC	3,659,268	1.6
998,042		Other Securities	14,441,143	6.3
			39,343,002	17.3

		United States: 5.2%
66,100		Carnival Corp.	2,430,497	1.1
47,400		Las Vegas Sands Corp.	2,187,984	0.9
43,800	@	Liberty Global, Inc.	2,758,962	1.2
185,665		Other Securities(a)	4,574,221	2.0
			11,951,664	5.2

		Total Common Stock
		(Cost $210,548,288)	225,369,707	98.8

PREFERRED STOCK: 0.0%
		United States: 0.0%
3,895		Other Securities	19,397	0.0

		Total Preferred Stock
		(Cost $128,227)	19,397	0.0

		Total Long-Term Investments
		(Cost $210,676,515)	225,389,104	98.8

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.3%
		Securities Lending Collateralcc(1): 1.3%
1,000,000		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,000,011, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,020,000, due 10/01/16–12/20/42)	$1,000,000	0.5
10,429		Credit Suisse Securities, Repurchase Agreement dated 12/31/12, 0.21%, due 01/02/13 (Repurchase Amount $10,429, collateralized by various U.S. Government Securities, 0.250%–4.500%, Market Value plus accrued interest $10,638, due 07/31/13–04/30/19)	10,429	0.0
1,000,000		Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.14%–0.19%, due 01/02/13 (Repurchase Amount $1,000,010, collateralized by various U.S. Government Agency Obligations, 0.500%–6.000%, Market Value plus accrued interest $1,020,000, due 08/09/13–06/20/42)	1,000,000	0.4
1,000,000		Royal Bank of Canada, Repurchase Agreement dated 12/26/12, 0.18%, due 01/02/13 (Repurchase Amount $1,000,035, collateralized by various U.S. Government Agency Obligations, 2.000%–4.500%, Market Value plus accrued interest $1,020,000, due 10/01/32–01/01/43)	1,000,000	0.4
			3,010,429	1.3

See Accompanying Notes to Financial Statements

174

ING T. ROWE PRICE
INTERNATIONAL STOCK PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Affiliated Investment Companies: 0.0%
1,000	T. Rowe Price Reserve Investment Fund
	(Cost $1,000)	$1,000	0.0

	Total Short-Term Investments
	(Cost $3,011,429)	3,011,429	1.3

	Total Investments in Securities
	(Cost $213,687,944)	$228,400,533	100.1
	Liabilities in Excess of Other Assets	(324,011)	(0.1)
	Net Assets	$228,076,522	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

ADR	American Depositary Receipt

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $215,610,415.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$28,071,123
Gross Unrealized Depreciation	(15,281,005)
Net Unrealized Appreciation	$12,790,118

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	21.2%
Financials	19.6
Industrials	14.3
Consumer Staples	10.0
Information Technology	9.0
Health Care	7.0
Energy	6.6
Materials	6.5
Telecommunication Services	4.2
Utilities	0.4
Short-Term Investments	1.3
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$8,280,915	$—	$8,280,915
Belgium	—	3,107,631	—	3,107,631
Brazil	11,648,403	—	—	11,648,403
Canada	9,801,651	—	—	9,801,651
China	6,510,711	11,459,559	–	17,970,270
Denmark	—	4,324,391	—	4,324,391
France	1,278,387	11,003,791	—	12,282,178
Germany	—	10,059,793	—	10,059,793
Hong Kong	—	7,956,692	—	7,956,692
India	—	5,687,482	—	5,687,482
Indonesia	1,906,682	801,258	—	2,707,940
Ireland	1,888,600	—	—	1,888,600
Japan	2,949,238	21,731,976	—	24,681,214
Malaysia	1,360,301	1,107,131	—	2,467,432
Mexico	—	1,166,721	—	1,166,721
Netherlands	—–	3,652,181	—	3,652,181
Norway	—	2,028,832	—	2,028,832
Oman	478,910	—	—	478,910
Russia	1,935,135	629,578	—	2,564,713
South Africa	—	592,094	—	592,094
South Korea	—	6,990,660	—	6,990,660
Sweden	1,441,241	2,615,883	—	4,057,124
Switzerland	2,218,904	21,144,322	—	23,363,226
Taiwan	—	2,327,988	—	2,327,988
Turkey	—	2,085,129	—	2,085,129
United Arab Emirates	—	1,902,871	—	1,902,871
United Kingdom	—	39,343,002	—	39,343,002
United States	11,866,182	—	85,482	11,951,664
Total Common Stock	55,284,345	169,999,880	85,482	225,369,707

See Accompanying Notes to Financial Statements

175

ING T. ROWE PRICE
INTERNATIONAL STOCK PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Preferred Stock	$—	$19,397	$—	$19,397
Short-Term Investments	1,000	3,010,429	—	3,011,429
Total Investments, at fair value	$55,285,345	$173,029,706	$85,482	$228,400,533
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$1,090	$—	$1,090
Total Assets	$55,285,345	$173,030,796	$85,482	$228,401,623
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(1,450)	$—	$(1,450)
Total Liabilities	$—	$(1,450)	$—	$(1,450)

(1)	For the year ended December 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. At December 31, 2012, securities valued at $2,614,530 were transferred from Level 2 to Level 1 within the fair value hierarchy.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING T. Rowe Price International Stock Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Bank of New York Mellon Corp.	Japanese Yen	11,900,846	Buy	01/07/13	$138,823	$137,373	$(1,450)
							$(1,450)
The Bank of New York Mellon Corp.	Japanese Yen	9,179,615	Sell	01/07/13	$107,051	$105,961	$1,090
							$1,090

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,090
Total Asset Derivatives		$1,090
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,450
Total Liability Derivatives		$1,450

See Accompanying Notes to Financial Statements

176

ING T. ROWE PRICE
INTERNATIONAL STOCK PORTFOLIO

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(17,080)
Total	$(17,080)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(360)
Total	$(360)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

177

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2012 were as follows:

Portfolio Name	Type	Per Share Amount
ING BlackRock Health Sciences Opportunities Portfolio
Class ADV	NII	$0.1098
Class I	NII	$0.1243
Class S	NII	$0.0941
All Classes	LTCG	$0.1974
ING Bond Portfolio
	NII	$0.2826
	LTCG	$0.2768
ING Clarion Global Real Estate Portfolio
Class ADV	NII	$0.0392
Class I	NII	$0.0815
Class S	NII	$0.0547
Class S2	NII	$0.0358
ING FMRSM Diversified Mid Cap Portfolio
Class ADV	NII	$0.0438
Class I	NII	$0.1355
Class S	NII	$0.0942
Class S2	NII	$0.0739
ING Global Resources Portfolio
Class ADV	NII	$0.1133
Class I	NII	$0.2074
Class S	NII	$0.1458
Class S2	NII	$0.1138
ING Invesco Van Kampen Growth and Income Portfolio
Class ADV	NII	$0.3362
Class I	NII	$0.4746
Class S	NII	$0.4137
Class S2	NII	$0.3766
ING JPMorgan Emerging Markets Equity Portfolio
All Classes	LTCG	$0.4897
ING Liquid Assets Portfolio
Class I	NII	$0.0010
Class S	NII	$—
Class S2	NII	$—
All Classes	STCG	$0.0001
ING Marsico Growth Portfolio
Class ADV	NII	$—
Class I	NII	$0.1223
Class S	NII	$0.0709
Class S2	NII	$0.0451
ING MFS Total Return Portfolio
Class ADV	NII	$0.3508
Class I	NII	$0.4239
Class S	NII	$0.3807
Class S2	NII	$0.3559
ING MFS Utilities Portfolio
Class ADV	NII	$0.4201
Class I	NII	$0.4966
Class S	NII	$0.4587
Class S2	NII	$0.4626
ING Morgan Stanley Global Franchise Portfolio
Class ADV	NII	$0.2848
Class S	NII	$0.2790
Class S2	NII	$0.2498
All Classes	LTCG	$0.7935
ING PIMCO Total Return Bond Portfolio
Class ADV	NII	$0.3965
Class I	NII	$0.4390
Class S	NII	$0.4082
Class S2	NII	$0.3871
ING Pioneer Mid Cap Value Portfolio
Class ADV	NII	$0.0560
Class I	NII	$0.1325
Class S	NII	$0.1026
Class S2	NII	$0.0138
ING T. Rowe Price Capital Appreciation Portfolio
Class ADV	NII	$0.3324
Class I	NII	$0.4538
Class S	NII	$0.3904
Class S2	NII	$0.3558
All Classes	LTCG	$0.6993
ING T. Rowe Price Equity Income Portfolio
Class ADV	NII	$0.2186
Class I	NII	$0.2896
Class S	NII	$0.2559
Class S2	NII	$0.2406
ING T. Rowe Price International Stock Portfolio
Class ADV	NII	$0.0017
Class I	NII	$0.0583
Class S	NII	$0.0289

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2012, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING BlackRock Health Sciences Opportunities Portfolio	99.98%
ING Bond Portfolio	0.31%
ING Clarion Global Real Estate Portfolio	1.12%
ING FMRSM Diversified Mid Cap Portfolio	100.00%
ING Global Resources Portfolio	100.00%
ING Invesco Van Kampen Growth and Income Portfolio	100.00%
ING Marsico Growth Portfolio	100.00%
ING MFS Total Return Portfolio	59.05%
ING MFS Utilities Portfolio	67.04%
ING Morgan Stanley Global Franchise Portfolio	51.72%
ING PIMCO Total Return Bond Portfolio	2.96%
ING Pioneer Mid Cap Value Portfolio	100.00%
ING T. Rowe Price Capital Appreciation Portfolio	36.45%
ING T. Rowe Price Equity Income Portfolio	100.00%
ING T. Rowe Price International Stock Portfolio	2.41%

178

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2012. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
ING Clarion Global Real Estate Portfolio	$179,519	$0.0067	30.79%
ING JPMorgan Emerging Markets Equity Portfolio	$1,099,325	$0.0254	93.64%
ING Morgan Stanley Global Franchise Portfolio	$446,868	$0.0163	60.42%
ING T. Rowe Price International Stock Portfolio	$233,632	$0.0119	97.35%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

179

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING American Funds Bond Portfolio was held July 17, 2012, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposal:

1	To approve a new sub-advisory agreement for the portfolio between ING Investments, LLC, the portfolio’s investment adviser, and ING Investment Management Co., LLC, the portfolio’s proposed investment sub-adviser.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING American Funds Bond Portfolio*	1**	38,074,157.00	2,271,086.00	3,344,045.00		43,689,288.000

*	Effective July 20, 2012, ING American Funds Bond Portfolio was renamed ING Bond Portfolio.

**	Proposal Passed

180

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	147	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	147	None.

Patricia W. Chadwick(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	147	Wisconsin Energy Corporation (June 2006–Present) and The Royce Fund, (35 funds) (December 2009–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	November 2007–Present	Retired.	147	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 1997–Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992– December 2008).	147	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001–June 2009).	147	Assured Guaranty Ltd. (April 2004–Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	January 2006–Present	Consultant (May 2001– Present).	147	Stillwater Mining Company (May 2002–Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Chairperson/Trustee	January 1994–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 –August 2011).	147	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006– Present).

181

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustees who are “Interested Persons”:

Robert W. Crispin(4) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007–Present	Retired.	147	Intact Financial Corporation (December 2004–Present) and PFM Group (November 2010–Present).

Shaun P. Mathews(4) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	November 2007–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).	182	ING Capital Corporation, LLC (December 2005–Present).

(1)	Subject to the Board’s retirement policy, Trustees serve until their successors are duly elected and qualified. The Board’s retirement policy states that each duly elected or appointed Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, as amended (“Independent Trustees”), shall retire from service as a Trustee at the close of business on December 31 of the calendar year in which the Trustee reaches the age of 73. A majority vote of the Board may extend the retirement date of a Trustee if such retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	Except for Mr. Mathews and for the purposes of this table “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Short Duration High Income Fund; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of January 31, 2013.

(3)	In 2010 and 2011, Patricia Chadwick received approximately $295,000 and $415,000, respectively, from a consulting firm that was engaged by a law firm representing JPMorgan Chase Bank, N.A. The compensation was for her services as an expert in a class action regarding JPMorgan Chase Bank, N.A.’s securities lending activities. JPMorgan Chase Bank, N.A. is an affiliate of JP Morgan Investment Management, Inc., a sub-adviser to ING JPMorgan Emerging Markets Equity Portfolio and ING JPMorgan Small Cap Core Equity Portfolio. ING JPMorgan Emerging Markets Equity Portfolio and ING JPMorgan Small Cap Core Equity Portfolio are series of the ING Investors Trust registrant.

(4)	Messrs. Crispin and Matthews are deemed “Interested Persons” of the Trust because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

182

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	March 2003–Present
Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012–Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011–Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, ING Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	March 2003–Present September 2009–Present	Executive Vice President, ING Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012–Present
Senior Vice President, ING Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	November 2003–Present	Senior Vice President, ING Investments, LLC (October 2003–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2012–Present
Senior Vice President — Fund Compliance, ING Funds Services, LLC (June 2012–Present). Formerly, Vice President — Platform Product Management & Project Management, ING Investments, LLC (April 2007–June 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	November 1999–Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995–Present) and ING Investments, LLC (August 1997–Present). Formerly, Treasurer, ING Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	February 2003–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010 –Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010).

183

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Vice President	September 2012–Present	Vice President, ING Funds Services, LLC (July 2007–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	September 2012–Present	Vice President, ING Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, ING Funds Services, LLC (March 2003–March 2012).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006–Present
Vice President — Platform Product Management & Project Management, ING Investments, LLC (July 2012–Present); Vice President, ING Investment Management — ING Funds (March 2010–Present) and Vice President, ING Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	May 2008–Present	Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008–Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005–March 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Assistant Secretary	August 2003–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003–April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	June 2010–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005–April 2008).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

184

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 29, 2012, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC or Directed Services LLC, as applicable (together, the “Adviser”) and the Portfolios and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 24 and November 27, 2012 to consider the renewal of the Advisory and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 29, 2012 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for each of the ING Funds under its jurisdiction, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2013. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Portfolios’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional or revised information from Management and address certain unique characteristics related to new or existing ING Funds.

The Board has established (among other committees) two Investment Review Committees (each, an “IRC”), which meet independently and, at times, jointly, and a

185

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the Contract Review Process, and each Portfolio is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark, Lipper, Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts. The Independent Trustees review and update the 15(c) Methodology Guide annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Portfolios’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and selected peer group of investment companies (“Selected Peer Group”) to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2013. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2013, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Trustees prior to the November 29, 2012 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolio’s) advisory contracts and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) for open-end Portfolios, information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

The Board also noted that ING Groep, N.V. the ultimate parent company of the Adviser and the sub-adviser for certain Portfolios (“ING Sub-Adviser”), has announced plans for the separation of its U.S.-based insurance, retirement services and investment management

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operations, which include the Adviser and ING Sub-Adviser, into an independent, standalone company by the end of 2016. The Board further noted that this separation may result in the Adviser and ING Sub-Adviser’s loss of access to the services and resources of their current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control, the investment advisory and sub-advisory agreements for the Portfolios would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Portfolio. The Board also recognized that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Portfolios, the Adviser, and ING Sub-Adviser, including their ability prior to, during and after the separation to perform the same level of service to the Portfolios as the Adviser and ING Sub-Adviser, currently provide. In this regard, the Board noted that the Adviser and ING Sub-Adviser, do not currently anticipate that the separation would have a material adverse impact on the Portfolios or their operations and administration.

For each Portfolio, with the exception of ING Clarion Real Estate Portfolio, ING Global Resources Portfolio, ING JP Morgan Emerging Markets Equity Portfolio, ING MFS Utilities Portfolio and ING T. Rowe Price International Stock Portfolio, Class S shares were used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. With respect to ING Clarion Real Estate Portfolio, ING MFS Utilities Portfolio, and ING T. Rowe Price International Stock Portfolio, Class I shares used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. With respect to ING Global Resources Portfolio and ING JP Morgan Emerging Markets Equity Portfolio, Class A shares used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. Lastly, ING Bond Portfolio has only one class of shares, which was compared to the analogous class of shares for each fund in its Selected Peer Group. The specific class of shares generally was selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolios’ Selected Peer Groups were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Groups.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program and performance of the Sub-Advisers under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Advisers provide to the applicable Portfolios and the Sub-Advisers’ compliance with applicable laws and regulations. The Board noted that to assist in the selection and monitoring of the Sub-Advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MRSG”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Advisers and the Portfolios that it manages. The Board recognized that the MRSG also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that the MRSG prepares periodic due diligence reports regarding the Sub-Advisers based on on-site visits and information and analysis which, team members use to attempt to gain and maintain an in-depth understanding of the Sub-Advisers’ investment processes and to try to identify issues that may be relevant to each Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that the MRSG provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that the Adviser and Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the ING Fund complex.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Portfolio in the ING Fund complex. The Board noted that, for new non-ING-affiliated sub-advisers, the MRSG is responsible for: identifying qualified candidates; analyzing their investment process, personnel and resources; conducting due diligence on

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the candidates; and selecting the firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of approving any new sub-adviser for a Portfolio.

The Board also considered that in the course of monitoring performance of the Sub-Advisers, the MRSG has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to the Portfolio’s Morningstar category median, Lipper category median, and/or primary benchmark.. The Board also recognized that the MRSG provides the IRCs with regular updates on the Portfolios and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by the MSRG is the preparation of the Fund Dispersion Report. This report seeks to monitor any dispersion between Portfolios managed by the Sub-Advisers and their similarly managed retail counterparts and again assists the Board in carrying out its general oversight duties. The Board also noted that the Adviser regularly monitors performance, personnel, compliance and a myriad of other issues that may arise on a day-to-day basis with regards to the Sub-Advisers and noted that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board noted that the Portfolios also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of the MRSG.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Fund complex) by the Adviser and Sub-Advisers, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and each Sub-Adviser.

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Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent, and quality of the overall services provided by the Adviser and each Sub-Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, and/or primary benchmark. The FACT sheet performance data was as of June 30, 2012. In addition, the Board also considered at its November 29, 2012 meeting certain additional data regarding performance and Portfolio asset levels as of September 30 and October 31, 2012. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. The Board also considered that some of the Portfolios that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Portfolios’ investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. For non-ING-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-ING-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual advisory fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fees payable to the Sub-Adviser are reasonable for the services that

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each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-ING-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also noted that the Adviser (and not a Portfolio) pays the sub-advisory fees earned by a non-ING-affiliated Sub-Adviser. In addition, the Board noted that certain of the Portfolios’ Sub-Advisers traditionally have not accounted for their profits on an account-by-account basis and those that do likely employ different methodologies in connection with these calculations.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fee rates of the Adviser and Sub-Adviser primarily on the factors described for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain funds in the ING Fund complex. These remedial actions have included, among others: reductions in effective fee rates through expense limitation or fee waiver arrangements or through contractual fee rate revisions, such as the addition of the fee schedule breakpoints at higher asset levels; changes in sub-adviser or portfolio managers; and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 29, 2012 meeting in relation to renewing each Portfolio’s current Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING BlackRock Health Sciences Opportunities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING BlackRock Health Sciences Opportunities Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter, the fourth quintile for the year-to-date, one-year, and three-year periods, and the fifth (lowest) quintile for the five-year period.

In analyzing this performance data, the Board took into account: (1) that in May 2011 the Portfolio’s sub-adviser, investment strategy, name and benchmark changed; and (2) that Management will continue to monitor and the Board or its IRC would periodically review the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under

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an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that in May 2011 the Portfolio’s sub-adviser, investment strategy, name and benchmark changed; it is reasonable to allow the sub-adviser to continue to manage the Portfolio to assess whether performance improves; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Bond Portfolio (formerly ING American Funds Bond Portfolio), the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for the year-to-date and three-year periods, but underperformed for the most recent calendar quarter and one-year periods; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for all periods presented.

In analyzing this performance data, the Board took into account: (1) Management’s discussion that in July 2012 the Portfolio’s sub-adviser and investment strategy were changed to address the Board’s concerns regarding performance; (2) in conjunction with the change in strategy and sub-adviser, the Portfolio was transitioned from a “master-feeder” structure to a “stand-alone” fund structure; and (3) that Management will continue to monitor and the Board or its IRC would periodically review the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) there was a change to the Portfolio’s investment strategy, Sub-Adviser and structure in July 2012, and it is reasonable to permit the new Sub-Adviser time to further assess performance; (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Clarion Global Real Estate Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Clarion Global Real Estate Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the five-year period, the second quintile for the one-year and three-year periods, the third

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quintile for the most recent calendar quarter, and the fourth quintile for the year-to-date period.

In analyzing this performance data, the Board took into consideration: (1) Management’s representations regarding the effect that stock selection and sector allocation had on the Portfolio’s performance; (2) Management’s discussion of the strength of the Portfolio’s performance during certain reporting periods; and (3) Management’s confidence in the Sub-Adviser’s capability in executing the Portfolio’s investment mandate.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING FMRSM Diversified Mid Cap Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING FMRSM Diversified Mid Cap Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the five-year and ten-year periods, during which it outperformed; (2) the Portfolio underperformed its benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, the second quintile for the five-year period, the third quintile for the year-to-date period, and the fourth quintile for the most recent calendar quarter, one-year, and three-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the negative effect that sector weightings and stock selection had on the Portfolio’s performance; (2) Management’s confidence in the Sub-Adviser’s ability to execute the Portfolio’s investment strategy; and (3) Management would continue to monitor, and the Board or its IRC would periodically review the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) Management would continue to monitor, and the Board or its IRC would periodically review the Portfolio’s performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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ING Global Resources Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Global Resources Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exceptions of the three-year and five-year periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year and five-year periods, the third quintile for the one-year and ten-year periods, the fourth quintile for the most recent calendar quarter, and the fifth (lowest) quintile for the year-to-date period.

In analyzing this performance data, the Board took into account Management’s representations regarding the strength of the Portfolio’s performance during certain reporting periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Invesco Van Kampen Growth and Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Invesco Van Kampen Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the five-year and ten-year periods, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, five-year, and ten-year periods, and the third quintile for the year-to-date, one-year, and three-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING JPMorgan Emerging Markets Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING JPMorgan Emerging Markets Equity Portfolio, the Board considered that, based on performance data for the

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periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the five-year period, the second quintile for the year-to-date, one-year, and three-year periods, and the third quintile for the most recent calendar quarter and ten-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Liquid Assets Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Liquid Assets Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Lipper category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which its performance equaled that of its Lipper category median; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which its performance equaled that of its primary benchmark and the year-to-date period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Lipper category for the most recent calendar quarter, one-year and three-year periods and the second quintile for the year-to-date, five-year and ten-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits of the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Marsico Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Marsico Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for the three-year, five-year, and

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ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and one-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the five-year and ten-year periods, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year and ten-year periods, the third quintile for the year-to-date, one-year, and five-year periods, and the fourth quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MFS Total Return Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MFS Total Return Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and one-year periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and five-year periods, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter and one-year periods, and the fourth quintile for the year-to-date, three-year, five-year, and ten-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the effect that the Portfolio’s investment strategies, including certain asset allocations, and its low volatility had on its performance during certain periods; (2) Management’s representations regarding favorable performance during certain periods; (3) Management’s analysis of the negative effect that sector weightings had on the Portfolio’s performance; and (4) Management’s discussions of the appeal of the Portfolio’s conservative approach to certain investors.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these

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conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MFS Utilities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MFS Utilities Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exceptions of the most recent calendar quarter and one-year periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter, one-year, and five-year periods, but outperformed for the year-to-date and three-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the five-year period, the second quintile for the year-to-date and three-year periods, the fourth quintile for the one-year period, and the fifth (lowest) quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Morgan Stanley Global Franchise Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Morgan Stanley Global Franchise Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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ING PIMCO Total Return Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING PIMCO Total Return Bond Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the one-year and three-year periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, five-year, and ten-year periods, the third quintile for the three-year period, and the fifth (lowest) quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the effect that sector weightings had on the Portfolio’s performance; (2) Management’s discussion of the affect that market conditions during the third quarter of 2011 had on the Fund’s performance data; and (3) Management’s representations regarding favorable performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Pioneer Mid Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Pioneer Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the year-to-date, one-year, and five-year periods, and the fifth (lowest) quintile for the most recent calendar quarter and three-year periods.

In analyzing this performance data, the Board took into account that: (1) Management’s discussion of the effect that stock selection had on the Portfolio’s performance; (2) Management will continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance; and (3) Management’s assurances that it would take steps to address the Board’s concerns regarding performance if the Portfolio’s performance does not improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management

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would continue to monitor, and the Board and its Investment Review Committee would periodically review, the Portfolio’s performance, such performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING T. Rowe Price Capital Appreciation Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Capital Appreciation Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter, five-year, and ten-year periods, but underperformed for the year-to-date, one-year, and three-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, one-year, three-year, five-year, and ten-year periods, and the third quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fees, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is equal to the median and below the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING T. Rowe Price Equity Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Equity Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which its performance equaled that of its primary benchmark; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013.

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During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING T.Rowe Price International Stock Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price International Stock Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for the year-to-date and one-year periods, but underperformed for the most recent calendar quarter, three-year, and five-year periods; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, the third quintile for the one-year and five-year periods, and the fourth quintile for the most recent calendar quarter and three-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the negative effect that sector weightings and stock selection had on the Portfolio’s performance; (2) that the Portfolio’s Sub-Adviser was changed in January 2011, and therefore more time is needed to assess the impact on the Portfolio’s performance; (3) Management’s observations regarding improved performance since the sub-adviser change and its confidence in the Sub-Adviser’s ability to execute the Portfolio’s investment strategy; and (4) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Portfolio’s Sub-Adviser was changed in January 2011, it is reasonable to permit the Portfolio to establish a longer performance record for the purposes of evaluating investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Advisers
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Distributor
ING Investments Distributor LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UFIIT1AISS2 (1212-022213)

Annual Report

December 31, 2012

Classes ADV, I, S and S2

ING Investors Trust

■	ING BlackRock Large Cap Growth Portfolio

■	ING Clarion Real Estate Portfolio

■	ING Franklin Income Portfolio

■	ING Franklin Mutual Shares Portfolio

■	ING JPMorgan Small Cap Core Equity Portfolio

■	ING Large Cap Growth Portfolio

■	ING Large Cap Value Portfolio

■	ING Limited Maturity Bond Portfolio

■	ING PIMCO High Yield Portfolio

■	ING Pioneer Fund Portfolio

■	ING Templeton Global Growth Portfolio

■	ING U.S. Stock Index Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Looking Forward

Dear Shareholder,

Normally I end my letters by exhorting clients to keep their portfolios focused on long-term goals and well diversified in terms of assets and geography, and to discuss thoroughly any proposed investment changes with their financial advisors before taking action. This month, the reminders are up front to emphasize their importance as we conclude an eventful year and take a look forward.

A central theme over the past few years has been the impact government and central bank policymaking has had on economic and market outcomes. Private-sector forces, which tend to restore equilibrium in normal times, have not done enough to allow policymakers to scale back their involvement. An important reason for this is that the framework within which private-sector decisions are made requires substantial overhaul; economic and monetary ties in the euro zone need to be strengthened, the U.S. must make some difficult fiscal decisions and the success of a number of economies depends on the introduction of structural reforms.

Since the world economy is still sluggish, supportive public policies will remain critical in 2013 and beyond. However, what might we anticipate over the long term? For insight into this question, I turned to a recent report published by the National Intelligence Council — a U.S. government agency that serves as a bridge between the U.S. intelligence and policy communities — entitled “Global Trends 2030: Alternative Worlds.” The report identifies four “megatrends” that the Council considers likely to emerge over the next 20 years or so. Among these are two that potentially carry implications for future investment themes. Individual empowerment will accelerate owing to growth of the global middle class, says the Council, potentially leading to a virtuous cycle of global economic expansion and creating dynamic markets for new products and technologies. Meanwhile, emerging nations will wield greater regional influence, and the health of the global economy increasingly will be linked to how well the developing world fares. This suggests that a portfolio of securities that provide exposure to developed and emerging market economies — such as ING Funds seeks to provide — may offer attractive potential for some time to come.

It’s important to remember that these are projections and subject to change, but they point to the value of keeping one’s portfolio well diversified to meet the challenges and take advantage of the opportunities that lie ahead.

All of us at ING Funds extend our best wishes for a happy and prosperous new year. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

January 4, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intenton behalf of any ING Fund. Reference to specific company securities should not be construed as recommendationsor investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2012

In the early part of our fiscal year, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, enjoyed the best first quarter rally since 1998. But in the two months from early April the MSCI World IndexSM slumped 11% as, for the third consecutive year, the basis of earlier optimism was undermined by events. The recovery from there was dramatic and the MSCI World IndexSM ended up 15.71% for the whole year, despite slow, patchy improvement in economic data, and investors’ frustration at the futile efforts of global leaders to resolve key problems. It came because central banks, by their actions, made risky assets much more attractive. (The MSCI World IndexSM returned 15.83% for the one year ended December 31, 2012, measured in U.S. dollars.)

Much of the early upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. But the improvement faded fast: the three-month average of 245,000 new jobs reported in March slumped to only 94,000 in September, before rebounding less than one third of the way to 139,000 by December. The unemployment rate was still uncomfortably high at 7.7%.

By December, other economic data, from average hourly earnings growth to consumer confidence to retail sales were mostly inconclusive. Final third quarter gross domestic product (“GDP”) growth was revised up to 3.1%, but it didn’t feel like it and the next few quarters were expected to show growth at about half of this level.

The housing market however, seemed clearly to be on the mend. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 4.3% year-over-year gain, while new home sales in November were the highest since April 2010.

Also in the relative doldrums was China, responsible for much of global GDP growth in recent years. GDP increased by 7.4% in the third quarter of 2012 over the same quarter in 2011, the lowest rise in three years.

And yet despite the shortage of good news, the MSCI World IndexSM ended December 16% above the low point in early June. How could this be? One reason was a growing sense that the euro zone’s enduring sovereign debt crisis might at last be approaching the end-game. Another was a third round of quantitative easing launched by the Federal Reserve.

In the euro zone, amid ongoing protests against fiscal austerity, a €100 billion recapitalization bailout for Spain’s shaky banks was tortuously agreed upon in June. Attention returned to Greece in July where the continuation of the country’s bailout rested on the outcome of an examination by creditors of its parlous fiscal state. With prospects for the euro looking increasingly tenuous, European Central Bank (“ECB”) President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was “ready to do whatever it takes to preserve the euro.” Under certain conditions, the ECB would buy without limitation the 1-3 year bonds of a country in difficulties.

In September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing: an additional $40 billion of agency mortgage-backed securities would be purchased monthly. Then in December, “Operation Twist” was replaced by $45 billion in monthly Treasury purchases. Exceptionally low policy interest rates would remain at least until the unemployment rate fell to 6.5%.

So the year ended with central bankers sounding increasingly determined to underpin the euro and the prices of risky assets. This was enough to drive those prices higher despite dark political clouds. In Europe, inter-governmental squabbling dangerously held back agreement on Greece’s next bailout tranche until November 27. In the U.S., the newly-elected Congress looked rather like the old one, and an ominous year-end cocktail of deflationary tax increases and spending cuts was forestalled by an eleventh-hour agreement on tax increases alone which postponed an even bigger conflict on spending and the debt ceiling until March.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) of investment grade bonds rose 4.22% in 2012. The Barclays Capital U.S. Treasury Index, a sub-index of the BCAB, returned only 1.99% as risk appetite recovered. By contrast the Barclays Capital U.S. Corporate Investment Grade Bond Index, also a sub-index of the BCAB, rose 9.82%, while the Barclays Capital High-Yield Bond — 2% Issuer Constrained Composite Index (not part of the BCAB index) gained 15.78%.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 16.00% in the fiscal year. By sector, financials led the way with a return of 28.82%, followed by consumer discretionary with a return of 23.92%. No sector incurred a loss, but defensive utilities’ slim 1.29% gain reflected improved risk appetite. Operating earnings per share for S&P 500® companies set a new record in the second quarter of 2012, and barely slipped in the third.

In currency markets, the dollar fell 1.76% against the euro, which rebounded after Draghi’s July pronouncements, and 4.38% against the pound, which moved in sympathy with the euro, reflecting close trade ties. But the dollar gained 12.79% over the yen in 2012, as Japan’s parliamentary opposition won a landslide in December elections and promised unlimited monetary easing.

In international markets, the MSCI Japan® Index soared 21.57%, due mainly to the monetary stimulus referred to above. This was despite the effect on Japan’s export focused economy of the euro zone crisis, the slowdown in China and a return to recession. The MSCI Europe ex UK® Index rose 18.78% due to central bank initiatives, in the face of economic news that was unremittingly bad, also including a return to recession and record unemployment at 11.7%. The MSCI UK® Index added 10.19%, boosted by financials but held back by large, lagging energy and materials. The U.K. GDP grew 1% in the third quarter, but this was largely due to one-time statistical anomalies.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Bank of America/Merrill Lynch U.S. High Yield, BB-B Rated, 2% Constrained Index	Tracks the performance of BB-B rated U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg) does not exceed 2%.
Bank of America/Merrill Lynch U.S. High Yield BB-B Rated Index	Is an unmanaged index of bonds rated BB and B by Moody’s or S&P.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays Capital U.S. 1-3 Year Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI U.S. REIT® Index	A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000 Growth® Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.
Russell 1000 Value® Index	An unmanaged index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

3

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2012

(as a percentage of net assets)

Information Technology	32.3%
Consumer Discretionary	15.8%
Industrials	12.6%
Consumer Staples	10.7%
Health Care	10.6%
Materials	5.2%
Energy	4.9%
Financials	3.4%
Telecommunication Services	1.6%
Assets in Excess of Other Liabilities*	2.9%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING BlackRock Large Cap Growth Portfolio (the ‘‘Portfolio’’) seeks long-term growth of capital. The Portfolio is managed by Peter Stournaras, CFA, Managing Director and Christopher Leavy, CFA, Managing Director, Portfolio Managers of BlackRock Investment Management, LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 14.47% compared to the Russell 1000® Growth Index, which returned 15.26% for the same period.

Portfolio Specifics: Prior to the deduction of fees and expenses, the Portfolio outperformed relative to the benchmark for the one-year period. Both allocation decisions and stock selection contributed positively. At the sector level, strong performance in materials overshadowed negative results in healthcare and consumer staples.

Stock selection drove outperformance in the materials sector, where the chemicals industry was a standout. An overweight in specialty chemical holding PPG Industries benefited the Portfolio significantly as the company outperformed on improved pricing/raw material costs and favorable capital allocation and restructuring decisions. An overweight in fertilizer holding CF Industries helped as well. The company’s profit margins (and, hence, its share price) soared thanks to lower input costs (i.e., natural gas) and rising demand and output prices for its nitrogen-based crop nutrients. Also contributing to returns in materials was an overweight in containerboard manufacturers, which surged as recent industry consolidation has improved competitive conditions and increased pricing power, allowing for a successful $50/ton price hike.

Conversely, stock selection in the healthcare sector detracted from performance, with weakness most notable in the providers & services industry. A dampened growth and margin outlook weighed on shares of distributors Cardinal Health and AmerisourceBergen. Managed care companies lagged as well, with rising medical cost trends and pressure from the healthcare overhaul threatening to keep a lid on earnings in the near term. In addition, overexposure to pharmacy benefit manager Express Scripts hurt, as the company’s shares plunged on notable caution about the outlook for 2013.

Positioning within the food & staples retailing industry accounted for the majority of the disappointment in consumer staples. The Portfolio was overexposed to grocer Kroger whose shares sank amid rising competitive pressures, while it was underweight in retailing giant Wal-Mart, which outperformed for much of the year. The Portfolio eventually moved to an overweight in Wal-Mart, which hindered returns late in the reporting period as the company’s shares pulled back on a revenue miss and weaker-than-expected profit outlook for the all-important fourth quarter.

Current Strategy & Outlook: Although 2012 was a year in which major catastrophes were avoided, it remained a year of “risk-on/risk-off” trading as investors continuously reacted to developments in Europe (and, to a lesser extent, China) and political trends in the United States. An early-year rally bled into mid-year fear-induced risk aversion that ultimately morphed into mixed performance. Near term, markets are likely to remain volatile until more clarity emerges on the United States’ budget problems. However, with several of 2012’s risks abated as we enter 2013, we envisage a largely positive trend for the stock market and risk assets in general.

Equities continue to offer compelling value, in our view, especially relative to bonds. In the existing environment of slow (but sustained) economic growth, we believe the best investment opportunities lie with companies possessing the following characteristics: strong and consistent free cash flows, an ability to maintain or improve their margins, and/or the ability to innovate and grow their businesses. We do not believe any one group or sector has a monopoly on these attributes. Accordingly, we are looking across the market to identify stock-specific investments to emphasize the view within the strategies.

At year-end, the Portfolio’s largest sector overweights were information technology and materials; consumer staples, financials and healthcare were the largest underweights.

*	Effective June 15, 2012, Christopher Leavy replaced Robert C. Doll and Daniel Hanson as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Portfolios. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings as of December 31, 2012*

(as a percentage of net assets)

Apple, Inc.	7.5%
Google, Inc. — Class A	4.8%
Microsoft Corp.	3.9%
Coca-Cola Co.	3.1%
Abbott Laboratories	3.0%
Oracle Corp.	2.9%
Philip Morris International, Inc.	2.9%
3M Co.	2.9%
Mastercard, Inc.	2.8%
Wal-Mart Stores, Inc.	2.8%

*	Excludes short-term investments.

Portfolio holdings are subject to change daily.

4

PORTFOLIO MANAGERS’ REPORT	ING BLACKROCK LARGE CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class ADV March 17, 2004		Since Inception of Class I April 28, 2006
Class ADV	14.03%	(0.08)%	—	3.89%		—
Class I	14.78%	0.52%	—	—		1.95%
Class S	14.47%	0.27%	6.08%	—		—
Class S2+	14.21%	0.10%	5.44%	—		—
Russell 1000® Growth Index	15.26%	3.12%	7.52%	5.36	%(1)	4.96	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING BlackRock Large Cap Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

+	On October 3, 2005, all outstanding shares of Class S2 were fully redeemed. On May 26, 2006, Class S2 recommenced operations. The returns for Class S2 include the performance of Class S, adjusted to reflect the higher expense of Class S2, for the period of October 4, 2005 to May 25, 2006.
(1)	Since inception performance of the index is shown from April 1, 2004.
(2)	Since inception performance of the index is shown from May 1, 2006.

5

ING CLARION REAL ESTATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification

as of December 31, 2012

(as a percentage of net assets)

Financials	99.1%
Assets in Excess of Other Liabilities*	0.9%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Clarion Real Estate Portfolio (the ‘‘Portfolio’’) seeks total return including capital appreciation and current income. The Portfolio is managed by T. Ritson Feguson, Chief Executive Officer, and Joseph P. Smith, CFA, Managing Director, of CBRE Clarion Securities LLC (“CBRE”) — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 15.54% compared to the MSCI U.S. REIT® Index, which returned 16.47% for the same period.

Portfolio Specifics: Property stocks performed well in 2012 generating strong double-digit returns in almost every sector. Returns were good in absolute terms and in relative terms as real estate stocks generally outperformed the broader equity markets in 2012. Returns in the retail sector were among the strongest as both the mall and shopping center sectors delivered total returns well in excess of 20%. The industrial and healthcare sectors also performed well during the year. The office and hotel sectors lagged again in 2012, while the apartment sector underperformed after posting solid performance the prior year. Property companies performed well due to a high and growing dividend, strong earnings growth, and rising property values due to gradually improving economic conditions, evidence of continued improving real estate fundamentals, and accommodative capital markets.

Stock selection tempered relative performance during the year. Asset allocation was slightly negative due to overweights to the underperforming apartment and hotel sectors combined with an underweight to the outperforming healthcare and net lease sectors, which offset the value added from an overweight to the outperforming mall sector. Our modest cash position was another drag on relative performance during a strong positive market. Stock picking detracted from relative performance in 2012, largely due to the underperformance of portfolio holdings in the apartment, healthcare and hotel sectors, which overshadowed good stock selection on the office sector.

Current Strategy and Outlook: We believe that with an improving economic outlook the markets may embrace property companies with more exposure to growth. The Portfolio’s positioning is focused on companies and sectors which we believe stand to benefit the most from improving economic conditions. We are overweight property companies and geographies that provide a combination of yield and growth at, in our opinion, reasonable valuations. We remain positive on the mall and apartment sectors in addition to select value positions within the industrial, office and shopping centers sectors. We remain cautious on suburban office, net lease and storage. We continue to focus on companies that we believe are attractively valued and possess investment characteristics that reflect quality of management, balance sheet, property type and strategy. We remain skeptical of property companies with high risk profiles, including high leverage, high cost of capital, unproven management or vague business plans. We continue to believe that property stocks offer investors an attractive investment option, anchored by current yield via the dividend and underpinned by increasing real estate cash flows derived from improving fundamentals.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Portfolios. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2012

(as a percentage of net assets)

Simon Property Group, Inc.	11.3%
Boston Properties, Inc.	5.2%
HCP, Inc.	4.8%
ProLogis, Inc.	4.6%
Equity Residential	4.5%
Public Storage, Inc.	4.4%
Host Hotels & Resorts, Inc.	4.3%
Health Care Real Estate Investment Trust, Inc.	4.2%
AvalonBay Communities, Inc.	4.1%
Ventas, Inc.	4.0%

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	ING CLARION REAL ESTATE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class ADV April 17, 2006		Since Inception of Class I May 19, 2003
Class ADV	15.17%	5.86%	—	5.03%		—
Class I	15.85%	6.51%	—	—		12.64%
Class S	15.54%	6.23%	13.00%	—		—
Class S2	15.38%	6.07%	12.83%	—		—
MSCI U.S. REIT® Index	16.47%	4.11%	11.58%*	3.04	%(1)	10.87	%(2)*

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Clarion Real Estate Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from May 1, 2006.
(2)	Since inception performance of the index is shown from June 1, 2003.
*	Prior to July 1, 2005, the MSCI U.S. REIT Index did not include the deduction of withholding taxes.

7

ING FRANKLIN INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2012

(as a percentage of net assets)

Common Stock	48.2%
Corporate Bonds/Notes	45.0%
Preferred Stock	4.3%
Collateralized Mortgage Obligations	0.3%
Structured Products	0.2%
Warrants	0.1%
Assets in Excess of Other Liabilities*	1.9%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Franklin Income Fund (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation. The Portfolio is managed by Edward D. Perks, Charles B. Johnson, Alex Peters and Matt Quinlan, Portfolio Managers of Franklin Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 12.85% compared to the S&P 500® Index and the Barclays Capital U.S. Aggregate Bond Index, which returned 16.00% and 4.21%, respectively, for the same period.

Portfolio Specifics: During the fiscal year, the Portfolio’s asset allocation shifted meaningfully with a decrease in fixed income holdings and an increase in equity holdings. Both asset classes contributed significantly to the Portfolio’s total return for the year. The fixed income allocation declined, driven largely by reduced holdings of corporate bonds throughout the period. The equity allocation rose with an emphasis on dividend-paying large cap companies and convertible securities.

Fixed income markets benefited from persistently low long-term interest rates and a decline in credit spreads driven by stable corporate fundamentals and accommodative capital markets. These factors led to record-high corporate bond issuance, much of which was used to refinance existing debt at lower interest rates and extend debt maturities. Our corporate bond exposure remained well diversified with our largest sector weightings in communications, technology, energy and consumer non-cyclical companies.

Equity markets generated solid total returns as unprecedented global central bank actions reduced systemic risks to the global economy, resulting in a period of stable, albeit modest, economic growth. In this environment, many companies continued to benefit from robust profit margins and free cash flow generation. Shareholder-oriented activities including dividend payments and share buybacks increased, partly due to this healthy fundamental backdrop and also due to balance sheet positioning, particularly reduction in debt funding costs and extension of upcoming maturities. At period-end, we held a diversified equity portfolio with leading sector concentrations in utilities, financials, energy, materials and healthcare.

Significant fixed income contributors included technology and communications companies First Data Corp., Sprint Nextel Corp., Freescale Semiconductor, Inc. and CC Media Holdings, Inc., as well as Chrysler Group in consumer cyclicals and Cemex Sab De CV in capital goods. In general, leading detractors, including Petroplus Finance, Ltd., Dynegy Holdings, Inc. and ATP Oil & Gas Corp., needed corporate restructuring as a result of business and balance sheet pressures.

Equity holdings that benefited performance included financials Bank of America Corp., Wells Fargo & Co. and JPMorgan Chase & Co., healthcare companies Roche Holding AG and Merck & Co. and LyondellBasell Industries NV in materials and General Electric Co. in industrials. Several detractors were negatively affected by weak natural gas prices, including utilities Exelon Corp. and Entergy Corp. and exploration and production company Chesapeake Energy

Corp. Stagnant gold prices combined with cost pressures related to mining operations and labor led to weak share prices for mining companies Barrick Gold Corp. and Newmont Mining Corp.

Current Strategy and Outlook: During this period of low absolute yields and a favorable credit environment, we remained focused on looking for fixed income opportunities in credit markets, emphasizing high yield corporate bonds. Given the current interest rate environment, we continued to limit our holdings of other fixed income asset classes including Treasuries, agencies and mortgage-backed securities as we believed better income and capital appreciation opportunities existed in other asset classes. Favorable equity market conditions encouraged us to look for what we considered to be numerous investment opportunities across a wide range of sectors and companies.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings as of December 31, 2012*

(as a percentage of net assets)

Merck & Co., Inc.	2.0%
JPMorgan Chase & Co., 7.900%, 04/29/49	1.7%
Wells Fargo & Co.	1.5%
Dow Chemical Co.	1.4%
Duke Energy Corp.	1.3%
Bank of America Corp.	1.3%
Johnson & Johnson	1.3%
Texas Competitive Electric Holdings Co., LLC — Term Loan, 4.713%, 10/10/17	1.2%
JPMorgan Chase & Co.	1.2%
General Electric Co.	1.2%

*	Excludes short-term investments.

Portfolio holdings are subject to change daily.

8

PORTFOLIO MANAGERS’ REPORT	ING FRANKLIN INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class I and S April 28, 2006		Since Inception of Class S2 May 3, 2006
Class ADV	12.33%	3.54%	3.31%		—		—
Class I	13.17%	4.30%	—		5.21%		—
Class S	12.85%	4.02%	—		4.94%		—
Class S2	12.73%	3.87%	—		—		4.82%
S&P 500® Index	16.00%	1.66%	2.29	%(1)	3.48	%(2)	3.48	%(2)
Barclays Capital U.S. Aggregate Bond Index	4.21%	5.95%	6.12	%(1)	6.29	%(2)	6.29	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Franklin Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the indices is shown from January 1, 2007.
(2)	Since inception performance of the indices is shown from May 1, 2006.

9

ING FRANKLIN MUTUAL SHARES PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2012

(as a percentage of net assets)

Consumer Staples	16.8%
Financials	16.8%
Energy	12.2%
Consumer Discretionary	10.8%
Health Care	9.9%
Information Technology	7.9%
Industrials	5.4%
Utilities	4.4%
Materials	4.1%
Telecommunication Services	2.0%
Assets in Excess of Other Liabilities*	9.7%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Franklin Mutual Shares Portfolio (the “Portfolio”) seeks capital appreciation, with income as a secondary goal. The Portfolio is managed by Peter A. Langerman, F. David Segal, CFA, and Deborah A. Turner, Portfolio Managers of Franklin Mutual Advisers, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 13.86% compared to the S&P 500® Index, which returned 16.00% for the same period.

Portfolio Specifics: Several holdings detracted from the Portfolio’s performance during the year. Key detractors included energy company Exelon, document technology firm Xerox and mobile telephony operator Vodafone Group.

Exelon detracted from performance as a challenging pricing environment, unseasonably warm weather and storm costs throughout the year negatively affected operations. Despite the short-term challenges, we saw potential in Exelon, whose assets include clean merchant power generation and regulated entities in the Midwest, eastern Pennsylvania and the District of Columbia.

Vodafone Group is a global mobile telecommunications company that provides a range of services, including voice and data communications. The company’s shares declined in 2012 due to economic weakness in its southern European markets, regulatory headwinds in the euro zone and India, and cannibalization of traditional voice services by data applications.

Although Xerox’s headline results were not much different than anticipated,

investors responded negatively to some changes in the company’s outlook disclosed during the year. Over the course of 2012, the company reported it had failed to meet its target profit margin and reduced its “steady state” margin rate.

Despite the Portfolio’s underperformance relative the benchmark, several holdings supported performance. Top contributors included Time Warner Cable (“TWC”), media conglomerate News Corp. and International Paper.

Despite a small disappointment in the company’s fiscal third-quarter results, the Portfolio’s investment in TWC was a strong contributor to full-year performance. During the year, TWC raised its quarterly dividend payment and share buyback authorization. The high operating leverage we see as inherent to the company’s business model and accretion from its share buyback program led us to assign an attractive valuation to TWC shares. In addition, the stock offered a healthy dividend yield.

Shares of diversified global media company News Corp. began a strong rally in June, spurred by investors’ approval of the company’s plan to split its publishing assets and its television and entertainment assets into two distinct companies. We viewed the split favorably, but the breakup did not alter our estimation of the company’s fair value.

Solid 2012 operating performance and realized price increases in its containerboard business led shares of International Paper to perform strongly. The company’s ongoing reduction of debt, particularly that related to its February acquisition of containerboard producer Temple-Inland, has improved what was an already solid balance sheet.

During the year, the Portfolio held currency forwards to somewhat hedge the currency risk of the Portfolio’s non-U.S. dollar investments. The hedges had a minor negative impact on the Portfolio’s performance during the period.

Current Strategy and Outlook: At period-end, equities remained the core of the Portfolio. Consistent with its investment strategy, the Portfolio maintained some exposure to distressed debt and reorganization securities and merger arbitrage strategies. As expected, 2012 presented a limited number of new distressed debt opportunities. Mergers and acquisitions (“M&A”) activity remained muted despite a strengthening economy, low borrowing costs and high corporate cash balances. The Portfolio’s exposure to M&A was quite low during the year, and we maintain our cautious outlook for activity levels in 2013.

Despite slowly improving housing and labor markets in the U.S., measures that helped the euro zone step away from an economic precipice and continuing growth in developing markets, in our view, political leaders in developed economies have yet to resolve the fundamental economic issues facing them. Furthermore, we believe the historically accommodative policies of central bankers cannot continue indefinitely without severe consequences. Against this backdrop, and without making specific predictions as to how macroeconomic issues may play out, we expect that the process itself will present us with many opportunities in deeply discounted equities and debt with the potential to generate attractive, longer term returns for our investors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings as of December 31, 2012

(as a percentage of net assets)

Merck & Co., Inc.	2.7%
White Mountains Insurance Group Ltd.	2.3%
British American Tobacco PLC	2.1%
CVS Caremark Corp.	2.1%
Microsoft Corp.	2.0%
Time Warner Cable, Inc.	1.9%
Royal Dutch Shell PLC	1.8%
American International Group, Inc.	1.8%
Marathon Oil Corp.	1.8%
Imperial Tobacco Group PLC	1.8%

Portfolio holdings are subject to change daily.

10

PORTFOLIO MANAGERS’ REPORT	ING FRANKLIN MUTUAL SHARES PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Class ADV, I and S April 30, 2007
Class ADV	13.29%	(0.62)%	(1.20)%
Class I	14.14%	0.03%	(0.54)%
Class S	13.86%	(0.21)%	(0.79)%
S&P 500® Index	16.00%	1.66%	1.53	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Franklin Mutual Shares Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from May 1, 2007.

11

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2012

(as a percentage of net assets)

Financials	22.8%
Consumer Discretionary	16.7%
Industrials	16.4%
Information Technology	11.4%
Health Care	9.0%
Materials	7.3%
Energy	6.1%
Utilities	2.9%
Consumer Staples	2.0%
Exchange-Traded Funds	1.0%
Telecommunication Services	0.2%
U.S. Treasury Notes	0.1%
Assets in Excess of Other Liabilities*	4.1%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING JPMorgan Small Cap Core Equity Portfolio (the ‘‘Portfolio’’) seeks capital growth over the long term. The Portfolio is managed using two investment styles — quantitative and fundamental analysis. The Portfolio is managed in two sleeves — the quantitative sleeve managed by Dennis S. Ruhl, CFA, Managing Director, and Phillip D. Hart, CFA, Executive Director, and the fundamental sleeve managed by Glenn Gawronski, CFA, Managing Director and Don San Jose, CFA, Managing Director, Portfolio Managers of J.P. Morgan Investment Management Inc.  — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 18.70% compared to the Russell 2000® Index, which returned 16.35% for the same period.

Portfolio Specifics: The quantitative sleeve outperformed the Russell 2000® Index for 2012, largely due to stock selection in the finance and retail sectors. At the stock level, Conn’s and Pharmacyclics were the top contributors for the period. On the negative side, the Portfolio’s performance was hurt by stock selection in the consumer cyclical and consumer staples sectors. At the stock level, Bridgepoint Education and GT Advanced Technologies were the top detractors for the period.

The Portfolio experienced performance mainly from its alpha model, which is biased towards quantitative analysis. Such quantitative analysis includes but is not limited to such factors as Quality, Deployment of Capital and Valuation.

For the year, the alpha model aided performance as did having the Portfolio positioned for a rising market in a year that the market appreciated by over 16%. From a factor perspective, both “Momentum” and “Valuation” made positive contributions, with price momentum, and especially forward price-earnings, among the most meaningful contributors.

The fundamental sleeve also outperformed the Russell 2000® Index for 2012. The past year provided a mixed environment for our investment style as smaller-cap stocks outperformed larger caps, creating a headwind for our style given our slight size bias; stocks with a lower price-earnings ratio, higher return on equity and lower growth rates all performed well, creating a tailwind. Stock selection in the consumer discretionary and healthcare sectors contributed to results, while stock selection in materials and processing and utilities detracted from relative performance.

Jarden Corp., a diversified consumer products company, was the top individual contributor to performance during the year, while Active Network, a company that specializes in online registrations, was the top detractor. Jarden has been rewarded by strong earnings and its shareholder-friendly approach to using capital, highlighted by a large share repurchase and a convertible debt offering, used to take advantage of record low interest rates to buy back more shares and potentially pay down expensive debt. Active Network struggled during the period as revenues did not met expectations, while the company continued to invest heavily in research and development, which has challenged our conviction in the company.

Futures are used in the Portfolio for the sole purpose of hedging cash flows through equitization. Futures are permitted for the efficient implementation of investment management decisions. Generally, the maximum allocation to futures is less than 5% of the total market value of the Portfolio, unless there are client-directed cash flows.

Current Strategy and Outlook: For the quantitative sleeve, outperformance for the year was driven mainly by the strong efficacy of the alpha model. As always, the modeling process remains fluid and evolutionary. In addition, we are committed to our disciplined and dispassionate investment process. We will continue to monitor risks at all levels, taking only risks for which we believe we will be compensated.

Within the fundamental sleeve, the team remains focused on finding companies with what we believe to be durable franchises, good management teams and stable earnings that trade at a discount to their intrinsic value. We continue to be underweight in healthcare and technology where we have been challenged to find attractive investment opportunities. The largest overweight continues to be in materials and processing, with a bias towards packaging companies that have stable earnings and less exposure to volatility in commodity prices. We are also overweight in the consumer discretionary, producer durables and financial services sectors.

Over the past months, the market has been held hostage by uncertainty; during the second half of 2012, focus was on the U.S. presidential election and, as that passed, the looming fiscal cliff took center stage. Together, the uncertainties masked a slowly improving economy and an underlying asset that is healthy. Closing the year, news broke of a fiscal cliff deal, which is expected to mute much of the negative economic impact of potentially “going over the cliff.” As a result, there is reason to be optimistic. We anticipate the reduced uncertainty in the marketplace, coupled with improving sentiment, to provide the stimulus needed to drive multiple expansions, likely the driver of performance in the near term. We believe that strong fundamentals and a return to an environment in which fundamentals matter will likely provide the market the fuel that it needs to sustain the move longer term.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings as of December 31, 2012*

(as a percentage of net assets)

Silgan Holdings, Inc.	1.5%
Waste Connections, Inc.	1.4%
ProAssurance Corp.	1.1%
Patterson-UTI Energy, Inc.	1.1%
PSS World Medical, Inc.	1.1%
Associated Banc-Corp.	1.1%
EastGroup Properties, Inc.	1.0%
iShares Russell 2000 Index Fund	1.0%
American Eagle Outfitters	1.0%
Anixter International, Inc.	1.0%

*	Excludes short-term investments.

Portfolio holdings are subject to change daily.

12

PORTFOLIO MANAGERS’ REPORT	ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class ADV August 12, 2004		Since Inception of Class I May 6, 2004
Class ADV	18.24%	5.40%	—	7.95%		—
Class I	18.98%	6.04%	—	—		7.90%
Class S	18.70%	5.77%	10.28%	—		—
Class S2	18.50%	5.61%	10.10%	—		—
Russell 2000® Index	16.35%	3.56%	9.72%	6.68	%(1)	6.33	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING JPMorgan Small Cap Core Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from August 1, 2004.
(2)	Since inception performance of the index is shown from May 1, 2004.

13

ING LARGE CAP GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification

as of December 31, 2012

(as a percentage of net assets)

Information Technology	31.6%
Consumer Discretionary	17.0%
Consumer Staples	13.0%
Industrials	12.4%
Health Care	10.9%
Financials	4.9%
Energy	4.7%
Materials	3.6%
Assets in Excess of Other Liabilities*	1.9%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Large Cap Growth Portfolio (the ‘‘Portfolio’’) seeks long-term capital growth. The Portfolio is managed by Christopher Corapi, Jeffrey Bianchi and Michael Pytosh, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2012, the Portfolio’s Class S shares, provided a total return of 17.81% compared to the Russell 1000® Growth Index, which returned 15.26% for the same period.

Portfolio Specifics: The Portfolio outperformed its benchmark during the reporting period. Security selection in the consumer discretionary, information technology, health care and industrials sectors contributed the most to results. The most significant detractors for the period included security selection among materials and financials companies. The Portfolio’s operating cash position was also a drag on results.

Top contributors included overweights to Seagate Technology, Inc., Michael Kors Holdings Ltd. and Comcast Corp. Shares of enterprise storage company Seagate Technology outperformed based on positive earnings revisions due to better supply-demand conditions and higher pricing, improved long-term profitability due to industry consolidation and $2 billion in dividends and share repurchases. Apparel company Michael Kors outperformed the market after the company’s same-store sales, licensing revenues and operating margins strongly exceeded expectations in 2012. In addition, the company raised fiscal year 2013 guidance over 100%. Furthermore, Michael Kors is rapidly gaining market share of the high-end women’s handbag market. Shares of Comcast, a communications and entertainment company, rose as it reported strong earnings throughout 2012, with nearly all of the revenue and margin metrics continuing to improve. The company experienced high margin broad-band subscriber growth and also increased their share repurchase program. In the third quarter, Comcast grew revenues by 15.4% and returned over $1.1 billion in capital to shareholders via dividends and share repurchases. The company’s core cable operations outperformed its peers and it continues to execute well.

The biggest detractors for during the reporting period included overweight positions in Wal-Mart Stores, Inc., Allegheny Technologies, Inc. and Cliffs Natural Resources, Inc. Within consumer staples, not owning shares of Wal-Mart Stores during the month of May was a source of relative underperformance. We sold the stock in late April, as news surfaced that the company may have violated the Foreign Corrupt Practices Act (“FCPA”). We viewed these allegations as a potential source for stock underperformance. In June, however, we again established a position in Wal-Mart Stores after the company reported better than expected share gains and operating leverage. While the FCPA investigation remained a headwind, we believed that it was unlikely to be material to Wal-Mart Store’s earnings and that investors would place a higher emphasis on the company’s strong underlying results given global macro uncertainty. Shares of Allegheny Technologies underperformed after disappointing earnings results for the third straight quarter. The earnings shortfall was driven by the impact of global economic weakness on customers’ inventory management and on overall demand for the company’s products. Shares of Cliffs Natural Resources, a producer of iron-ore, were adversely impacted by the collapse of iron ore prices in China during the August/September period. In addition, there were concerns that the company may be forced to scale back its dividend.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, growth. As we see modestly improving economic conditions, the Federal Reserve Board (the “Fed”) has assured the public that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. The Fed has stated a commitment to maintaining the federal funds rate near zero until the unemployment rate falls to 6.5% or inflation becomes a concern. We believe the strength of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record-high incremental margins. We believe U.S. corporations are also actively returning capital to shareholders via dividend increases and share repurchases.

*	Effective March 1, 2012, Michael Pytosh was added as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2012

(as a percentage of net assets)

Apple, Inc.	7.8%
Google, Inc. — Class A	3.7%
International Business Machines Corp.	3.5%
Oracle Corp.	3.4%
Home Depot, Inc.	2.4%
Visa, Inc.	2.3%
Abbott Laboratories	2.3%
Union Pacific Corp.	2.3%
Monsanto Co.	2.2%
Wal-Mart Stores, Inc.	2.2%

Portfolio holdings are subject to change daily.

14

PORTFOLIO MANAGERS’ REPORT	ING LARGE CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class I May 2, 2005		Since Inception of Class S May 3, 2004		Since Inception of Class S2 May 13, 2004
Class ADV	17.49%	6.85%	7.53%		—		—		—
Class I	18.10%	7.54%	—		9.02%		—		—
Class S	17.81%	7.27%	—		—		7.31%		—
Class S2	17.69%	7.11%	—		—		—		7.18%
Russell 1000® Growth Index	15.26%	3.12%	4.52	%(1)	6.24	%(2)	5.55	%(3)	5.55	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Large Cap Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from January 1, 2007.
(2)	Since inception performance of the index is shown from May 1, 2005.
(3)	Since inception performance of the index is shown from May 1, 2004.

Prior to June 11, 2010, the Portfolio was sub-advised by Wells Capital Management, Inc. Effective June 11, 2010, the Portfolio’s name and investment strategies changed.

15

ING LARGE CAP VALUE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification

as of December 31, 2012

(as a percentage of net assets)

Financials	25.4%
Energy	13.8%
Health Care	10.3%
Consumer Discretionary	9.6%
Industrials	9.6%
Consumer Staples	6.5%
Information Technology	6.2%
Utilities	5.9%
Telecommunication Services	3.6%
Materials	3.6%
Exchange-Traded Funds	2.4%
Assets in Excess of Other Liabilities*	3.1%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Large Cap Value Portfolio (the “Portfolio”) seeks long-term growth of capital and current income. The Portfolio is managed by Robert M. Kloss and Chris Corapi of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 14.35% compared to the Russell 1000® Value Index, which returned 17.51% for the same period.

Portfolio Specifics: The Fund underperformed its benchmark during the reporting period, due to weak stock selection, particularly in the financials and consumer staples sectors. In contrast, stock selection within information technology and materials contributed to performance.

Within the financial sector, not owning Bank of America Corp. was unfavorable to relative returns. In October, the company reported third earnings that exceeded consensus expectations. While the quarter was highlighted by strong commercial loan growth, capital ratio building, lower non-interest expense and margin expansion, the results also reflected weakness in consumer, banking, cards, trading, loans and brokerage. We do not own Bank of America as we believe overhangs linger and the revenue picture remains muted despite improvements in capital structure and mortgage related costs.

The Fund’s position in Arch Coal, Inc., a coal consumable fuels company, was also unfavorable for returns. During the period, the coal sector was pressured by depressed natural gas prices, an alternative fuel which caps the pricing for coal, as well as weak investor sentiment and worries about slowing growth in China. We exited this position in June.

Within the information technology, hard disk drive manufacturer Seagate Technology, Inc. was an outstanding performer. The company is benefiting from industry supply constraints arising from the Thailand floods, where Seagate is much less exposed than its competitors. In addition, the industry is in the process of consolidating from four major producers to only two. Thus, the company should gain share and enjoy stronger pricing.

Shares of Comcast Corp., a consumer discretionary stock, benefited the portfolio for the period. The company reported strong earnings throughout 2012, with nearly all of the revenue and margin metrics continuing to improve. The company experienced high margin broadband subscriber growth and also increased its share repurchase program. In the third quarter, Comcast grew revenues by 15.4% and returned over $1.1 billion in capital to shareholders via dividends and share repurchases. The company’s core cable operations continue to outperform its peers and it continues to execute well.

Current Strategy and Outlook: We continue to see attractive valuations in companies in a variety of sectors. In our view, investors will continue to demand dividends as they search for income, and for funds that offer potential to outperform in a downward market, such as the Portfolio seeks to do. The Portfolio is currently overweight in the consumer discretionary, industrials and telecommunication services sectors and underweight the financials, energy, and healthcare sectors.

*	Effective May 25, 2012, David Powers was removed as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2012*

(as a percentage of net assets)

ExxonMobil Corp.	6.8%
Pfizer, Inc.	3.9%
Wells Fargo & Co.	3.3%
General Electric Co.	3.1%
JPMorgan Chase & Co.	3.0%
Merck & Co., Inc.	2.9%
Cisco Systems, Inc.	2.5%
iShares Russell 1000 Value Index Fund	2.4%
Lowe’s Cos., Inc.	2.2%
Halliburton Co.	2.0%

*	Excludes short-term investments.

Portfolio holdings are subject to change daily.

16

PORTFOLIO MANAGERS’ REPORT	ING LARGE CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Class ADV, I and S May 11, 2007
Class ADV	14.00%	1.67%	0.11%
Class I	14.71%	2.22%	0.67%
Class S	14.35%	1.96%	0.41%
Russell 1000® Value Index	17.51%	0.59%	(0.37	)%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Large Cap Value Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service provides, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from May 1, 2007.

Prior to January 21, 2011, the Portfolio was sub-advised by Pioneer Investment Management, Inc. Effective January 21, 2011, the Portfolio’s name and investment strategies changed.

17

ING LIMITED MATURITY BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation

as of December 31, 2012

(as a percentage of net assets)

Corporate Bonds/Notes	37.9%
U.S. Treasury Obligations	36.8%
Collateralized Mortgage Obligations	6.0%
U.S. Government Agency Obligations	5.2%
Asset-Backed Securities	4.9%
Assets in Excess of Other Liabilities*	9.2%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Limited Maturity Bond Portfolio (the ’’Portfolio’’) seeks the highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. The Portfolio is managed by Christine Hurtsellers, Matthew Toms and Michael Mata, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 1.50% compared to the Barclays Capital U.S. 1-3 Year Government/Credit Bond Index, which returned 1.26% for the same period.

Portfolio Specifics: Fortunately, the world did not come to an end in December as the Mayans had predicted. In fact, fixed income investors finished the year similar to the way they began it, embracing risk assets; most spread sectors rallied to end the year. This grab for yield also drove up U.S. interest rates modestly. The Portfolio finished the period by delivering a positive absolute return.

Positioning duration close to the benchmark for the majority of the year minimized the impact of our duration and yield curve views, though the overall effect was slightly negative. Sector allocation for the year was a significant net contributor to relative performance, while issue selection in total (derivatives and cash securities) was a detractor over the year.

The single greatest driver of results was the Portfolio’s overweighting of spread sectors. The Portfolio held strategic overweight positions of investment grade credit, commercial mortgage backed securities and asset-backed securities throughout the year and these sectors outperformed. U.S. Treasury assets were used to fund the spread sectors overweight holdings, and underweighting government holdings also helped relative performance in 2012. In contrast, security selection within U.S. Treasuries and investment grade corporate credit was a drag on performance.

Impact of Derivatives on Performance: Treasury futures were used in the management of duration and yield curve. As mentioned above, duration and yield curve positioning were kept close to that of the benchmark throughout the year, so the net impact of duration and curve positioning on relative returns of derivatives and cash securities was quite modest. In addition, credit default swaps were used to manage sector allocations and security selection.

Current Strategy and Outlook: The New Year’s celebrations are behind us, a fresh start is on the books for 2013, and it seems that a majority of the headwinds from 2012 have dissipated. However, global imbalances are here to stay with minimal European growth being a drag on the global economy for the foreseeable future. In contrast, private sector growth in the United States appears to be sustainable against the backstop of highly accommodative monetary policy (substantial bond buying by the U.S. Federal Reserve). In addition, the stimulus cycle across emerging markets that featured broad rate cuts in 2012 is now paying dividends to investors. Despite the presence of political uncertainty and volatility likely induced at times by these global imbalances, our forecast is for sustained positive macro momentum and modest global growth in 2013.

In our view, spread sectors for 2013 will largely be a different game than in 2012 given our base-case scenario of moderate economic growth, abundant financial liquidity and good credit quality. Yields in the highest quality segments such as U.S. Treasuries and agency debentures look to be far less attractive relative to credit sensitive sectors such as investment grade corporates, asset-backed securities and commercial mortgage- backed securities. We believe the fixed income landscape has richened with valuations further stretched by capital flows from investors hungry for sources of sustainable yield and income. Therefore, we are still constructive on these spread-sensitive areas: investment grade and high yield credit, non-agency mortgage-backed securities and emerging market debt. In our opinion, these look to be areas better positioned to perform coming into 2013.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2012*

(as a percentage of net assets)

United States Treasury Note, 0.250%, 11/30/14	33.8%
Fannie Mae, 0.750%, 12/19/14	5.0%
United States Treasury Note, 0.250%, 12/15/15	0.9%
Verizon Communications, Inc., 1.950%, 03/28/14	0.9%
United States Treasury Note, 1.000%, 11/30/19	0.8%
United States Treasury Note, 0.750%, 12/31/17	0.7%
Goldman Sachs Group, Inc., 0.805%, 01/12/15	0.7%
Citibank Credit Card Issuance Trust, 5.300%, 03/15/18	0.6%
International Business Machines Corp., 0.550%, 02/06/15	0.5%
Nissan Auto Receivables Owner Trust, 1.000%, 07/16/18	0.5%

*	Excludes short-term investments.

Portfolio holdings are subject to change daily.

18

PORTFOLIO MANAGERS’ REPORT	ING LIMITED MATURITY BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class ADV April 28, 2006		Since Inception of Class I April 29, 2005
Class ADV	1.19%	2.11%	—	2.76%		—
Class I	1.81%	2.80%	—	—		3.33%
Class S	1.50%	2.51%	2.80%	—		—
Barclays Capital U.S. 1-3 Year U.S. Government/Credit Bond Index	1.26%	2.88%	3.13%	3.70	%(1)	3.51	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Limited Maturity Bond Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service provides, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from May 1, 2006.
(2)	Since inception performance of the index is shown from May 1, 2005.

19

ING PIMCO HIGH YIELD PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation

as of December 31, 2012

(as a percentage of net assets)

Corporate Bonds/Notes	89.5%
U.S. Treasury Obligations	6.5%
Collateralized Mortgage Obligations	0.2%
Asset-Backed Securities	0.1%
Common Stock	0.0%
Municipal Bonds	0.0%
Assets in Excess of Other Liabilities*	3.7%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING PIMCO High Yield Portfolio (the ‘‘Portfolio’’) seeks maximum total return, consistent with the preservation of capital and prudent investment management. The Portfolio is managed by Andrew Jessop, Portfolio Manager, of Pacific Investment Management Company LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return 14.04% compared to the Bank of America/Merrill Lynch U.S. High Yield, BB-B Rated, 2% Constrained (‘‘Merrill Lynch U.S. High Yield Constrained’’) Index and the Bank of America/Merrill Lynch U.S. High Yield BB-B Rated Index, which returned 14.58% and 14.71% respectively, for the same period.

Portfolio Specifics: 2012 was a year defined globally by a dynamic, polarized political process and increased monetary policy measures. At the start of 2012, risk sectors generated positive returns as U.S. economic data released during the first quarter was mostly positive, and reflected an improved short-term outlook for the economy. However, in the second quarter markets began to question European policymakers’ ability and willingness to prevent a disorderly breakup of the euro zone. In addition, U.S. economic data released during the second quarter was below consensus, sparking concerns over a potential global economic slowdown.

Risk appetite returned to financial markets during the third quarter as investors responded to additional unconventional monetary policies. The European Central Bank (“ECB”) President, Mario Draghi, unveiled the ECB’s Outright Monetary Transactions. In addition, the Federal Open Market Committee (“Committee”) voted in favor of a third round of quantitative easing, where the Federal Reserve (“Fed”) would purchase an additional $40 billion of agency mortgage-backed securities (“MBS”) per month.

In the fourth quarter, Americans voted President Barack Obama to a second term in office in a largely status quo election. Market participants quickly turned their attention to the uncertainty surrounding the impending fiscal cliff, where hopes of a grand bargain abated and gave way to a short-term deal, thus opening the door to further fiscal negotiations. While politicians struggled to agree on fiscal policy, the Fed unveiled new monetary policy measures to stimulate the economy. The Committee announced that they would initiate purchases of $45 billion in Treasuries, in addition to the existing purchases of $40 billion in MBS, each month.

The following strategies were positive for the Portfolio’s returns: Out of index exposure to lower quality high yield credits, as lower quality yields outperformed over the year; Security selection in financials, as select core European banks outperformed on European central bank action; Security selection in wireless communications, as select wireless and mobile operators outperformed; Security selection in chemicals, as positive M&A activity resurfaced and the sector saw strong earnings at year-end; and, an allocation to non-agency mortgages, which gained amid increased demand for risk assets.

The following strategies were negative or neutral for returns: An underweight to financials as the broad sector rallied due to central bank action and an underweight to the building products sector, which outperformed as issuers benefited due to the improvement in housing.

Current Strategy and Outlook: We believe the global economy could grow at a real rate of 1.5 to 2.0 percent in 2013, representing a slowdown from the 2.2 percent pace of growth seen over the past 12 months. We anticipate real growth will be moderated by efforts to resolve debt overhangs through fiscal restraint as evidenced by the slowing in corporate profits, capital expenditures, and global trade. Simultaneously, we believe inflation will decrease in the near term. We expect households will continue to delever their balance sheets while the corporate sector remains reluctant to engage its own. Nominal growth could, however, be bolstered by the continued resolve of central banks. With regard to portfolio strategy we continue to maintain sufficient liquidity in the face of potential macroeconomic headwinds from a defensive perspective as well as to opportunistically deploy into attractive entry points. We anticipate overweighting sectors that are industrial, defensive in nature, non-cyclical, and asset-rich. We plan to seek select opportunities among lower rated tiers of high yield, where we have high conviction and where rating agencies lag improved credit situations.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2012*

(as a percentage of net assets)

United States Treasury Note, 0.500%, 11/15/13	3.0%
United States Treasury Note, 0.125%, 09/30/13	2.5%
Ford Motor Credit Co., LLC, 8.000%, 12/15/16	1.1%
United States Treasury Note, 0.250%, 10/31/13	1.0%
RBS Global, Inc. and Rexnord Corp., 8.500%, 05/01/18	0.6%
Sprint Nextel Corp., 6.000%, 11/15/22	0.6%
TransDigm, Inc., 7.750%, 12/15/18	0.6%
Sprint Capital Corp., 6.900%, 05/01/19	0.6%
SandRidge Energy, Inc., 7.500%, 03/15/21	0.6%
Ally Financial, Inc., 8.300%, 02/12/15	0.5%

*	Excludes short-term investments.

Portfolio holdings are subject to change daily.

20

PORTFOLIO MANAGERS’ REPORT	ING PIMCO HIGH YIELD PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Class ADV May 22, 2006		Since Inception of Class I April 29, 2005		Since Inception of Class S May 3, 2004		Since Inception of Class S2 December 29, 2006
Class ADV	13.64%	9.12%	8.15%		—		—		—
Class I	14.43%	9.79%	—		8.83%		—		—
Class S	14.04%	9.50%	—		—		8.43%		—
Class S2	13.97%	9.36%	—		—		—		8.24%
Merrill Lynch U.S. High Yield Constrained	14.58%	9.10%	8.44	%(1)	8.24	%(2)	8.01	%(3)	8.09	%(4)
Bank of America/Merrill Lynch U.S. High Yield BB-B Rated Index	14.71%	9.07%	8.46	%(1)	8.33	%(2)	8.09	%(3)	7.98	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING PIMCO High Yield Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the indices is shown from June 1, 2006.
(2)	Since inception performance of the indices is shown from May 1, 2005.
(3)	Since inception performance of the indices is shown from May 1, 2004.
(4)	Since inception performance of the indices is shown from January 1, 2007.

21

ING PIONEER FUND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification

as of December 31, 2012

(as a percentage of net assets)

Information Technology	17.7%
Health Care	15.1%
Financials	14.8%
Consumer Discretionary	12.2%
Consumer Staples	12.0%
Energy	11.3%
Industrials	11.0%
Materials	2.8%
Telecommunication Services	1.5%
Utilities	0.4%
Assets in Excess of Other Liabilities*	1.2%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Pioneer Fund Portfolio (the ‘‘Portfolio’’) seeks reasonable income and capital growth. The Portfolio is managed by John A. Carey, Executive Vice President and Portfolio Manager, and Walter Hunnewell, Jr., Vice President and Assistant Portfolio Manager, of Pioneer Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio’s Class I shares provided a total return of 10.50% compared to the S&P 500® Index, which returned 16.00% for the same period.

Portfolio Specifics: Our somewhat risk-averse approach to security selection worked against us in 2012 as it turned out to be a “risk-on” year even though economic and profit growth were only moderate. While we produced a double-digit return, we lagged the benchmark primarily because of our defensive approach to stock selection in the consumer discretionary and financials sectors; selection in industrials and information technology also detracted somewhat, while stock selection in consumer staples (notably Hershey) and energy (notably Marathon Petroleum and Cabot Oil & Gas) helped performance. Sector weightings were a modest drag on returns, as the benefit of a utilities underweight were offset by the impact of a financials underweight and our (small) cash position in a strong stock market.

Results in the consumer discretionary sector were hurt most by security selection in the media group; an overweight in auto parts industry and a position in luxury goods supplier Coach were also detractors, while our lack of exposure to internet retailers (the index group was up 44%) also hurt. In the media industry, publisher John Wiley declined (we believe the company’s longer-term strategy is sound and are retaining our position) and we had limited exposure to the advertising-sensitive names which led the index group.

Below-benchmark results in the financials sector reflected our below-index exposure to money-center banks and Wall Street firms (Bank of America, Citigroup, JPMorgan Chase, Goldman Sachs, and Morgan Stanley were all strong performers), while the less-risky regional banks we favored produced far lower, although still positive, returns.

Apple was notably weak in the fourth quarter, but still performed very well for the full year. Our substantially below-index weight (Apple is by far the largest stock in the index) was the largest single drag on benchmark-relative performance. Apple aside, our results in the sector were satisfactory. Results in the industrials sector were pulled down by our railroad names — Norfolk Southern was the second-largest individual detractor from results — somewhat offset by good results from our machinery positions.

Current Strategy and Outlook: While the worst-case year-end “fiscal cliff” risks were avoided, higher taxes and regulatory burdens remain an incremental drag on the economy. More importantly, the federal government (taxes, sequesters, the debt ceiling, etc.) remains the greatest threat to the economy. If these risks do not materialize, we believe the U.S. economy should continue to grow in 2013, although at a moderate rather than robust rate.

As always, we focus on bottom-up security selection, investing in companies we consider financially strong, well-managed, and well-positioned for the future. While near-term market movements are unpredictable, we are hopeful that the current valuations of our portfolio companies will, in the fullness of time, prove to be good entry points for long-term investment.

As is typically our strategy, all sector weights are currently within five percentage points of the corresponding S&P 500® sector weight. Relative to the S&P 500® Index, we remain most overweighted in healthcare and modestly overweighted in the consumer discretionary sector; we are most underweighted in utilities and telecommunication Services: the first two sectors have been delivering good results and feature generally attractive valuations; utilities and telecommunication services, on the other hand, look relatively expensive on most metrics other than dividend yield.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2012

(as a percentage of net assets)

Hershey Co.	2.2%
Apple, Inc.	2.1%
Colgate-Palmolive Co.	2.0%
Wells Fargo & Co.	2.0%
Microsoft Corp.	1.7%
Chubb Corp.	1.7%
Abbott Laboratories	1.6%
Chevron Corp.	1.6%
Johnson & Johnson	1.6%
PNC Financial Services Group, Inc.	1.5%

Portfolio holdings are subject to change daily.

22

PORTFOLIO MANAGERS’ REPORT	ING PIONEER FUND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Class ADV and S2 December 29, 2006		Since Inception of Class I April 29, 2005		Since Inception of Class S May 3, 2005
Class ADV	9.93%	(0.59)%	0.24%		—		—
Class I	10.50%	0.01%	—		4.09%		—
Class S	10.29%	(0.23)%	—		—		3.71%
S&P 500® Index	16.00%	1.66%	2.29	%(1)	4.96	%(2)	4.96	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Pioneer Fund Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from January 1, 2007.
(2)	Since inception performance for the index is shown from May 1, 2005.

23

ING TEMPLETON GLOBAL GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification

as of December 31, 2012

(as a percentage of net assets)

United States	36.5%
United Kingdom	13.0%
France	12.0%
Germany	6.0%
Switzerland	5.7%
Netherlands	4.1%
South Korea	3.8%
Italy	3.5%
Japan	3.4%
Singapore	3.1%
Countries between 0.2%-1.3%^	7.2%
Assets in Excess of Other Liabilities*	1.7%

Net Assets	100.0%

*	Includes short-term investments.

^	Includes 11 countries, which each represents 0.2%-1.3% of net assets.

Portfolio holdings are subject to change daily.

ING Templeton Global Growth Portfolio (the ‘‘Portfolio’’) seeks capital appreciation. Current income is only an incidental consideration. The Portfolio is managed by Norman J. Boersma, CFA and President, Tucker Scott, CFA and Executive Vice President, Lisa F. Myers, CFA and Executive Vice President, Matt R. Nagle, CFA and Vice President, and James Harper, DFA, of Templeton Global Advisors Limited — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 21.76% compared to the MSCI World IndexSM which returned 15.83% for the same period.

Portfolio Specifics: Nearly all major stock sectors delivered positive results in 2012. Although weak sentiment in early 2012 left many investors ill-prepared for the stock market rally, our value discipline positioned the Portfolio in stocks we viewed as undervalued and having the greatest potential for appreciation, and the Portfolio performed well. Stock selection was the primary contributor to relative performance, with some of the Portfolio’s highest conviction, long-term holdings delivering healthy returns. The Portfolio’s overweighted consumer discretionary sector holdings were major absolute and relative contributors to performance, led by U.S cable companies Comcast Corp. and Time Warner Cable Inc. and content producer News Corp. America’s leading cable companies have come to dominate the valuable broadband pipeline permitting bundled delivery of voice, data and video, and content producers have seen a surge in demand for their products as new devices and opportunities for media consumption proliferate.

Stock selection in the financials sector also supported relative performance, led by European lenders and reinsurers Swiss Re AG, Munich Reinsurance

Company (Germany) and BNP Paribas S.A. (France). Even after robust gains in 2012, European bank stock performance has still lagged that of U.S. banks since 2009 and remained near two-decade low valuations, suggesting to us further appreciation potential for a sector that has undergone intensive fundamental repair and recapitalization. The Portfolio’s industrials positions also aided relative performance as European airline holdings such as Deutsche Lufthansa AG (Germany) and International Consolidated Airlines Group SA (U.K./Spain) reported improved profits stemming from increased air traffic volume and ongoing restructuring initiatives. Long-standing overweighted positions in information technology and healthcare performed well. Our analysis identified what we regarded as tremendous cash-flow generating capabilities and the cleanest balance sheets of any global sector for certain technology companies, which prospered as customers targeting cost efficiencies prioritized productivity-enhancing investments over capacity-enhancing capital expenditures. In the healthcare sector, where biotechnology holdings such as U.S.-based Amgen Inc. led performance, we favored attractive opportunities we saw as compelling value in higher growth companies, often with emerging market exposure.

By sector, overweighted energy stocks were the only laggards as positions generally declined because of weaker oil prices and a North American gas glut; however, we believe some exploration and production and oil services firms with advanced technology, sound capital discipline and operational flexibility can gain market share as hydrocarbon extraction moves to increasingly challenging and remote locations. Geographically, all major regions helped the Fund, particularly stock selection in the U.S. as well as overweighting in the euro zone and Asia ex-Japan. In contrast, stock selection in the U.K., Spain and Sweden hurt relative performance.

Current Strategy and Outlook: We believe the balance between risk and reward in the global financial system changed dramatically over the past several years. Through increasingly powerful and creative means of market intervention, most governments took great steps to ensure ample liquidity, competitive currencies and economic and asset reflation. Such measures transferred massive liabilities to the public sector, in our view altering traditional safe-haven asset risk profiles and competitively devaluing the world’s reserve currencies. Some ratings agencies have based downgrades at least partially on the inability of elected officials to address these liabilities. In this environment of negative real interest rates and impaired government credibility, we believe equities are the best positioned asset class to provide yield, inflation protection and long-term appreciation potential. In contrast to the public sector, corporate fundamentals remain strong and investors can still acquire stakes in productive enterprises at reasonable valuations, in our view. Furthermore, we see lower volatility and falling stock correlations as helping mitigate the macro factors that have unduly influenced stocks in recent years, which we believe will benefit the Portfolio’s bottom-up stock selection approach.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2012

(as a percentage of net assets)

Samsung Electronics Co., Ltd.	2.5%
Pfizer, Inc.	2.3%
Amgen, Inc.	2.1%
Sanofi-Aventis SA	2.0%
Microsoft Corp.	1.9%
Roche Holding AG — Genusschein	1.9%
Deutsche Lufthansa AG	1.9%
Vodafone Group PLC	1.9%
Singapore Telecommunications Ltd.	1.7%
Cisco Systems, Inc.	1.7%

Portfolio holdings are subject to change daily.

24

PORTFOLIO MANAGERS’ REPORT	ING TEMPLETON GLOBAL GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class I April 28, 2006
Class ADV	21.16%	(0.74)%	—	(0.29)%		—
Class I	22.01%	(0.01)%	—	—		2.11%
Class S	21.76%	(0.26)%	7.44%	—		—
Class S2	21.53%	(0.41)%	7.28%	—		—
MSCI World IndexSM	15.83%	(1.18)%	7.51%	0.45	%(1)	1.76	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Templeton Global Growth Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from January 1, 2007.
(2)	Since inception performance of the index is shown from May 1, 2006.

25

ING U.S. STOCK INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification

as of December 31, 2012

(as a percentage of net assets)

Information Technology	18.7%
Financials	15.3%
Health Care	11.8%
Consumer Discretionary	11.4%
Energy	10.8%
Consumer Staples	10.5%
Industrials	9.9%
Materials	3.6%
Utilities	3.4%
Telecommunication Services	3.0%
Assets in Excess of Other Liabilities*	1.6%

Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

ING U.S. Stock Index Portfolio (the ‘‘Portfolio’’) seeks total return. The Portfolio is managed by Vincent Costa and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2012, the Portfolio’s Class I shares provided a total return of 15.79% compared to the S&P 500® Index, which returned 16.00% for the same period.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the S&P 500® Index. The Portfolio attempts to replicate the S&P 500® Index by investing all, or substantially all, of its assets in stocks that make up that S&P 500® Index. The Portfolio may not always hold all of the same securities as the S&P 500® Index.

All 10 sectors posted positive returns for the year with financials, consumer discretionary and telecommunication services posting the largest gains. Utilities and energy were positive for the year, but contributed the least to performance results.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve has assured the public that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. The Fed is committed to maintaining the federal funds rate target near zero until the unemployment rate falls to 6.5% or inflation becomes a concern. The strength of U.S. corporations remains intact as evidenced by significant amounts of free cash flow and record-high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

*	Effective April 30, 2012, May Tong and Steve Sedmak were removed as portfolio managers to the Portfolio and Vincent Costa and Steve Wetter were added as portfolio managers to the Portfolio.
**	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2012

(as a percentage of net assets)

Apple, Inc.	3.9%
ExxonMobil Corp.	3.1%
General Electric Co.	1.7%
Chevron Corp.	1.6%
International Business Machines Corp.	1.6%
Microsoft Corp.	1.6%
Johnson & Johnson	1.5%
AT&T, Inc.	1.5%
Google, Inc. — Class A	1.4%
Procter & Gamble Co.	1.4%

Portfolio holdings are subject to change daily.

26

PORTFOLIO MANAGERS’ REPORT	ING U.S. STOCK INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Class ADV May 28, 2009		Since Inception of Class I May 3, 2004		Since Inception of Class S April 30, 2007		Since Inception of Class S2 August 1, 2007
Class ADV	15.15%	—	14.96%		—		—		—
Class I	15.79%	1.43%	—		4.87%		—		—
Class S	15.48%	1.16%	—		—		1.03%		—
Class S2	15.29%	1.01%	—		—		—		1.08%
S&P 500® Index	16.00%	1.66%	15.45	%(1)	5.12	%(2)	1.53	%(3)	1.87%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING U.S. Stock Index Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from June 1, 2009.
(2)	Since inception performance of the index is shown from May 1, 2004.
(3)	Since inception performance of the index is shown from May 1, 2007.

27

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in each class of a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 01, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*	Beginning Account Value July 01, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*
ING BlackRock Large Cap Growth Portfolio
Class ADV	$1,000.00	$1,030.20	1.41%	$7.20	$1,000.00	$1,018.05	1.41%	$7.15
Class I	1,000.00	1,033.80	0.81	4.14	1,000.00	1,021.06	0.81	4.12
Class S	1,000.00	1,032.50	1.04	5.31	1,000.00	1,019.91	1.04	5.28
Class S2	1,000.00	1,030.90	1.21	6.18	1,000.00	1,019.05	1.21	6.14
ING Clarion Real Estate Portfolio
Class ADV	$1,000.00	$1,013.80	1.21%	$6.13	$1,000.00	$1,019.05	1.21%	$6.14
Class I	1,000.00	1,016.90	0.61	3.09	1,000.00	1,022.07	0.61	3.10
Class S	1,000.00	1,015.70	0.86	4.36	1,000.00	1,020.81	0.86	4.37
Class S2	1,000.00	1,014.90	1.01	5.12	1,000.00	1,020.06	1.01	5.13
ING Franklin Income Portfolio
Class ADV	$1,000.00	$1,061.10	1.38%	$7.15	$1,000.00	$1,018.20	1.38%	$7.00
Class I	1,000.00	1,065.20	0.78	4.05	1,000.00	1,021.22	0.78	3.96
Class S	1,000.00	1,062.80	1.03	5.34	1,000.00	1,019.96	1.03	5.23
Class S2	1,000.00	1,062.60	1.18	6.12	1,000.00	1,019.20	1.18	5.99

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

28

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 01, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*	Beginning Account Value July 01, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*
ING Franklin Mutual Shares Portfolio
Class ADV	$1,000.00	$1,074.80	1.39%	$7.25	$1,000.00	$1,018.15	1.39%	$7.05
Class I	1,000.00	1,078.50	0.79	4.13	1,000.00	1,021.17	0.79	4.01
Class S	1,000.00	1,077.10	1.04	5.43	1,000.00	1,019.91	1.04	5.28
ING JPMorgan Small Cap Core Equity Portfolio
Class ADV	$1,000.00	$1,085.40	1.48%	$7.76	$1,000.00	$1,017.70	1.48%	$7.51
Class I	1,000.00	1,088.60	0.88	4.62	1,000.00	1,020.71	0.88	4.47
Class S	1,000.00	1,087.60	1.13	5.93	1,000.00	1,019.46	1.13	5.74
Class S2	1,000.00	1,086.70	1.28	6.71	1,000.00	1,018.70	1.28	6.50
ING Large Cap Growth Portfolio
Class ADV	$1,000.00	$1,055.80	1.08%	$5.58	$1,000.00	$1,019.71	1.08%	$5.48
Class I	1,000.00	1,058.60	0.60	3.10	1,000.00	1,022.12	0.60	3.05
Class S	1,000.00	1,057.10	0.85	4.40	1,000.00	1,020.86	0.85	4.32
Class S2	1,000.00	1,056.40	1.00	5.17	1,000.00	1,020.11	1.00	5.08
ING Large Cap Value Portfolio
Class ADV	$1,000.00	$1,075.60	1.29%	$6.73	$1,000.00	$1,018.65	1.29%	$6.55
Class I	1,000.00	1,079.10	0.69	3.61	1,000.00	1,021.67	0.69	3.51
Class S	1,000.00	1,077.70	0.94	4.91	1,000.00	1,020.41	0.94	4.77
ING Limited Maturity Bond Portfolio
Class ADV	$1,000.00	$1,006.80	0.88%	$4.44	$1,000.00	$1,020.71	0.88%	$4.47
Class I	1,000.00	1,010.10	0.28	1.41	1,000.00	1,023.73	0.28	1.42
Class S	1,000.00	1,008.00	0.53	2.68	1,000.00	1,022.47	0.53	2.69
ING PIMCO High Yield Portfolio
Class ADV	$1,000.00	$1,069.10	1.10%	$5.72	$1,000.00	$1,019.61	1.10%	$5.58
Class I	1,000.00	1,073.30	0.50	2.61	1,000.00	1,022.62	0.50	2.54
Class S	1,000.00	1,071.00	0.75	3.90	1,000.00	1,021.37	0.75	3.81
Class S2	1,000.00	1,071.20	0.90	4.69	1,000.00	1,020.61	0.90	4.57
ING Pioneer Fund Portfolio
Class ADV	$1,000.00	$1,051.10	1.33%	$6.86	$1,000.00	$1,018.45	1.33%	$6.75
Class I	1,000.00	1,053.80	0.73	3.77	1,000.00	1,021.47	0.73	3.71
Class S	1,000.00	1,052.80	0.98	5.06	1,000.00	1,020.21	0.98	4.98
ING Templeton Global Growth Portfolio
Class ADV	$1,000.00	$1,153.40	1.51%	$8.17	$1,000.00	$1,017.55	1.51%	$7.66
Class I	1,000.00	1,155.90	0.91	4.93	1,000.00	1,020.56	0.91	4.62
Class S	1,000.00	1,154.80	1.16	6.28	1,000.00	1,019.30	1.16	5.89
Class S2	1,000.00	1,154.40	1.31	7.09	1,000.00	1,018.55	1.31	6.65
ING U.S. Stock Index Portfolio
Class ADV	$1,000.00	$1,055.60	0.80%	$4.13	$1,000.00	$1,021.11	0.80%	$4.06
Class I	1,000.00	1,058.30	0.27	1.40	1,000.00	1,023.78	0.27	1.37
Class S	1,000.00	1,056.90	0.51	2.64	1,000.00	1,022.57	0.51	2.59
Class S2	1,000.00	1,056.60	0.67	3.46	1,000.00	1,021.77	0.67	3.40

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments or summary portfolios of investments, as indicated, of ING BlackRock Large Cap Growth Portfolio, ING Clarion Real Estate Portfolio, ING Franklin Income Portfolio, ING Franklin Mutual Shares Portfolio, ING JPMorgan Small Cap Core Equity Portfolio, ING Large Cap Growth Portfolio, ING Large Cap Value Portfolio, ING Limited Maturity Bond Portfolio, ING PIMCO High Yield Portfolio, ING Pioneer Fund Portfolio, ING Templeton Global Growth Portfolio, and ING U.S. Stock Index Portfolio, each a series of ING Investors Trust, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of ING Investors Trust as of December 31, 2012, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2013

30

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING BlackRock Large Cap Growth Portfolio	ING Clarion Real Estate Portfolio	ING Franklin Income Portfolio	ING Franklin Mutual Shares Portfolio
ASSETS:
Investments in securities at fair value+*	$326,765,500	$658,440,284	$811,236,529	$409,267,266
Short-term investments at fair value**	11,045,800	5,193,259	55,236,110	13,996,305

Total Investments at fair value	$337,811,300	$663,633,543	$866,472,639	$423,263,571

Short-term investments at amortized cost	—	—	—	25,499,343
Cash	—	—	9,985,269	3,797,704
Foreign currencies at value***	14,899	—	117,667	3,101,859
Receivables:
Investment securities sold	1,613,557	—	2,287,266	3,601,596
Fund shares sold	1,015,552	130,979	589,329	133,159
Dividends	177,025	2,277,135	972,644	580,563
Interest	—	—	7,332,408	341,050
Foreign tax reclaims	—	—	266,200	242,155
Unrealized appreciation on forward foreign currency contracts	—	—	—	368,486
Prepaid expenses	—	5,759	7,030	—
Reimbursement due from manager	—	118,584	—	—

Total assets	340,632,333	666,166,000	888,030,452	460,929,486

LIABILITIES:
Payable for investment securities purchased	3,317,905	—	6,624,623	3,586,662
Payable for fund shares redeemed	686,365	963,189	672,465	511,934
Payable upon receipt of securities loaned	—	—	53,281,790	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	3,313,723
Payable for unified fees	227,273	—	—	298,532
Payable for investment management fees	—	397,771	438,688	—
Payable for administrative fees	—	55,614	69,584	—
Payable for distribution and shareholder service fees	38,893	132,502	125,653	42,426
Payable for trustee fees	—	3,221	4,058	—
Other accrued expenses and liabilities	—	52,351	119,258	—

Total liabilities	4,270,436	1,604,648	61,336,119	7,753,277

NET ASSETS	$336,361,897	$664,561,352	$826,694,333	$453,176,209

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$345,618,133	$814,601,372	$849,223,885	$488,767,103
Undistributed net investment income	4,385,499	9,116,513	45,350,493	8,993,437
Accumulated net realized loss	(42,931,117)	(288,557,505)	(77,594,577)	(77,491,199)
Net unrealized appreciation	29,289,382	129,400,972	9,714,532	32,906,868

NET ASSETS	$336,361,897	$664,561,352	$826,694,333	$453,176,209

+ Including securities loaned at value	$—	$—	$51,727,066	$—
* Cost of investments in securities	$297,477,425	$529,039,312	$801,548,317	$373,464,978
** Cost of short-term investments	$11,045,800	$5,193,259	$55,224,290	$13,992,383
*** Cost of foreign currencies	$13,592	$—	$116,794	$3,046,425

See Accompanying Notes to Financial Statements

31

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012 (CONTINUED)

	ING BlackRock Large Cap Growth Portfolio	ING Clarion Real Estate Portfolio	ING Franklin Income Portfolio	ING Franklin Mutual Shares Portfolio
Class ADV
Net assets	$10,386,454	$48,742,420	$28,290,963	$6,922,196
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	977,288	1,861,955	2,803,378	816,881
Net asset value and redemption price per share	$10.63	$26.18	$10.09	$8.47
Class I
Net assets	$162,294,505	$114,961,326	$274,701,156	$261,909,342
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	14,810,209	4,223,542	26,473,532	30,284,640
Net asset value and redemption price per share	$10.96	$27.22	$10.38	$8.65
Class S
Net assets	$156,893,232	$474,298,877	$513,444,691	$184,344,671
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	14,394,137	17,474,099	49,782,069	21,363,096
Net asset value and redemption price per share	$10.90	$27.14	$10.31	$8.63
Class S2
Net assets	$6,787,706	$26,558,729	$10,257,523	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	631,183	983,898	997,067	n/a
Net asset value and redemption price per share	$10.75	$26.99	$10.29	n/a

See Accompanying Notes to Financial Statements

32

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING JPMorgan Small Cap Core Equity Portfolio	ING Large Cap Growth Portfolio	ING Large Cap Value Portfolio	ING Limited Maturity Bond Portfolio
ASSETS:
Investments in securities at fair value+*	$446,808,199	$3,555,573,044	$345,940,983	$362,103,256
Short-term investments at fair value**	39,978,194	77,499,000	13,486,458	35,445,055

Total Investments at fair value	$486,786,393	$3,633,072,044	$359,427,441	$397,548,311

Cash	22,345	881	970	924
Cash collateral for futures	254,040	—	—	550,111
Foreign currencies at value***	—	—	945,859	—
Receivables:
Investment securities sold	686,261	—	—	146
Fund shares sold	551,063	3,333,680	28,138	847,061
Dividends	338,329	2,434,583	644,568	1,170
Interest	104	—	—	1,182,682
Prepaid expenses	—	29,402	2,978	—
Reimbursement due from manager	—	241,621	34,183	—

Total assets	488,638,535	3,639,112,211	361,084,137	400,130,405

LIABILITIES:
Payable for investment securities purchased	856,591	9,257,110	1,100,706	—
Payable for fund shares redeemed	838,694	1,382,858	321,068	432,058
Payable upon receipt of securities loaned	20,797,663	—	2,520,458	717,928
Payable for unified fees	338,441	—	—	99,010
Payable for investment management fees	—	1,681,057	195,007	—
Payable for administrative fees	—	305,643	30,001	—
Payable for distribution and shareholder service fees	93,241	960,319	18,259	45,990
Payable for trustee fees	—	11,423	1,732	—
Other accrued expenses and liabilities	—	252,744	53,045	—

Total liabilities	22,924,630	13,851,154	4,240,276	1,294,986

NET ASSETS	$465,713,905	$3,625,261,057	$356,843,861	$398,835,419

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$375,306,388	$3,286,527,552	$368,785,675	$401,103,034
Undistributed net investment income	4,725,957	20,796,151	7,930,259	2,655,594
Accumulated net realized gain (loss)	10,635,101	43,541,769	(48,832,805)	(7,099,121)
Net unrealized appreciation	75,046,459	274,395,585	28,960,732	2,175,912

NET ASSETS	$465,713,905	$3,625,261,057	$356,843,861	$398,835,419

+ Including securities loaned at value	$20,213,202	$—	$2,447,200	$702,965
* Cost of investments in securities	$371,991,948	$3,281,177,459	$316,979,774	$360,028,612
** Cost of short-term investments	$39,978,194	$77,499,000	$13,486,458	$35,444,179
*** Cost of foreign currencies	$—	$—	$946,336	$—

See Accompanying Notes to Financial Statements

33

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012 (CONTINUED)

	ING JPMorgan Small Cap Core Equity Portfolio	ING Large Cap Growth Portfolio	ING Large Cap Value Portfolio	ING Limited Maturity Bond Portfolio
Class ADV
Net assets	$36,779,812	$2,134,353,251	$3,628,627	$35,265,045
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,462,301	150,673,400	397,446	3,555,159
Net asset value and redemption price per share	$14.94	$14.17	$9.13	$9.92
Class I
Net assets	$90,637,993	$969,312,771	$273,167,035	$229,471,179
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	5,874,248	65,515,370	29,594,798	22,569,896
Net asset value and redemption price per share	$15.43	$14.80	$9.23	$10.17
Class S
Net assets	$298,434,268	$486,211,645	$80,048,199	$134,099,195
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	19,498,365	33,284,888	8,757,032	13,129,589
Net asset value and redemption price per share	$15.31	$14.61	$9.14	$10.21
Class S2
Net assets	$39,861,832	$35,383,390	n/a	n/a
Shares authorized	unlimited	unlimited	n/a	n/a
Par value	$0.001	$0.001	n/a	n/a
Shares outstanding	2,624,830	2,433,955	n/a	n/a
Net asset value and redemption price per share	$15.19	$14.54	n/a	n/a

See Accompanying Notes to Financial Statements

34

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING PIMCO High Yield Portfolio	ING Pioneer Fund Portfolio	ING Templeton Global Growth Portfolio	ING U.S. Stock Index Portfolio
ASSETS:
Investments in securities at fair value+*	$967,459,738	$77,157,734	$516,998,006	$4,321,082,819
Short-term investments at fair value**	67,432,282	593,264	3,682,035	72,356,072

Total Investments at fair value	$1,034,892,020	$77,750,998	$520,680,041	$4,393,438,891

Short-term investments at amortized cost	3,528,862	—	—	—
Cash	2,371,166	—	11,015,914	106,441
Cash collateral for futures	—	—	—	4,823,985
Foreign currencies at value***	81,530	—	373,761	—
Receivable for derivatives collateral (Note 2)	1,000	—	—	—
Receivables:
Investment securities sold	—	112,646	30,559	6,626,109
Fund shares sold	160,184	197,727	65,964	83,932,808
Dividends	—	62,315	658,958	4,699,235
Interest	15,634,521	—	34	—
Foreign tax reclaims	—	—	259,596	3,267
Unrealized appreciation on forward foreign currency contracts	84,013	—	—	—
Upfront payments paid on OTC swap agreements	2,081	—	—	—
Unrealized appreciation on OTC swap agreements	1,454,542	—	—	—
Variation margin receivable on centrally cleared swaps	94,640	—	—	—
Receivable due from manager	—	—	—	12,416

Total assets	1,058,304,559	78,123,686	533,084,827	4,493,643,152

LIABILITIES:
Payable for investment securities purchased	7,836,650	—	295,012	71,965,627
Payable for fund shares redeemed	1,637,646	25,345	2,572,889	6,986,941
Payable upon receipt of securities loaned	40,711,053	—	3,682,035	20,232,072
Unrealized depreciation on forward foreign currency contracts	1,043,661	—	—	—
Upfront payments received on OTC swap agreements	810,593	—	—	—
Payable for derivatives collateral (Note 2)	730,000	—	—	—
Payable for unified fees	402,852	47,889	400,584	948,878
Payable for distribution and shareholder service fees	207,654	10,741	55,272	64,527

Total liabilities	53,380,109	83,975	7,005,792	100,198,045

NET ASSETS	$1,004,924,450	$78,039,711	$526,079,035	$4,393,445,107

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$988,119,703	$73,829,863	$543,951,210	$3,459,775,368
Undistributed net investment income	5,501,349	173,456	9,824,696	14,992,196
Accumulated net realized gain (loss)	(61,575,352)	(8,073,731)	(22,005,843)	34,913,664
Net unrealized appreciation (depreciation)	72,878,750	12,110,123	(5,691,028)	883,763,879

NET ASSETS	$1,004,924,450	$78,039,711	$526,079,035	$4,393,445,107

+ Including securities loaned at value	$39,746,540	$—	$3,563,021	$19,573,214
* Cost of investments in securities	$896,756,053	$65,047,599	$522,697,199	$3,437,733,650
** Cost of short-term investments	$67,427,776	$593,264	$3,682,035	$72,356,072
*** Cost of foreign currencies	$81,329	$—	$374,144	$—

See Accompanying Notes to Financial Statements

35

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012 (CONTINUED)

	ING PIMCO High Yield Portfolio	ING Pioneer Fund Portfolio	ING Templeton Global Growth Portfolio	ING U.S. Stock Index Portfolio
Class ADV
Net assets	$92,640,191	$1,267,670	$4,887	$67,286,831
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	8,711,952	111,433	400	5,969,079
Net asset value and redemption price per share	$10.63	$11.38	$12.23	$11.27
Class I
Net assets	$147,590,553	$29,086,273	$265,784,852	$4,207,240,621
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	13,875,005	2,546,777	21,327,203	365,948,862
Net asset value and redemption price per share	$10.64	$11.42	$12.46	$11.50
Class S
Net assets	$759,066,095	$47,685,768	$255,663,040	$25,865,496
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	71,393,900	4,168,730	20,436,729	2,260,619
Net asset value and redemption price per share	$10.63	$11.44	$12.51	$11.44
Class S2
Net assets	$5,627,611	n/a	$4,626,256	$93,052,159
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	528,506	n/a	372,256	8,184,766
Net asset value and redemption price per share	$10.65	n/a	$12.43	$11.37

See Accompanying Notes to Financial Statements

36

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING BlackRock Large Cap Growth Portfolio	ING Clarion Real Estate Portfolio	ING Franklin Income Portfolio	ING Franklin Mutual Shares Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$7,236,624	$14,602,875	$15,256,097	$9,933,778
Interest, net of foreign taxes withheld*	—	—	37,820,945	2,160,138
Securities lending income, net	470,682	4,376	513,249	—

Total investment income	7,707,306	14,607,251	53,590,291	12,093,916

EXPENSES:
Investment management fees	—	4,609,764	5,119,075	—
Unified fees	2,795,605	—	—	3,551,445
Distribution and shareholder service fees:
Class ADV	70,479	294,122	173,361	50,852
Class S	402,644	1,197,869	1,264,720	470,031
Class S2	34,098	127,629	47,616	—
Transfer agent fees	—	1,643	1,009	—
Administrative service fees	—	644,242	811,500	—
Shareholder reporting expense	—	38,827	124,790	—
Professional fees	—	55,183	60,866	—
Custody and accounting expense	—	64,124	105,745	—
Miscellaneous expense	—	25,999	48,291	—
Trustee fees and expenses	17,642	19,328	24,345	23,181
Interest expense	671	—	150	176

Total expenses	3,321,139	7,078,730	7,781,468	4,095,685
Net waived and reimbursed fees	(44,850)	(1,600,073)	(44,193)	(10,170)
Brokerage commission recapture	—	—	(3,213)	—

Net expenses	3,276,289	5,478,657	7,734,062	4,085,515

Net investment income	4,431,017	9,128,594	45,856,229	8,008,401

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	25,447,485	75,969,724	(15,071,991)	22,187,673
Foreign currency related transactions	270	—	(18,066)	3,932,915
Written options	—	—	—	100,840

Net realized gain (loss)	25,447,755	75,969,724	(15,090,057)	26,221,428

Net change in unrealized appreciation (depreciation) on:
Investments	16,492,278	2,824,687	66,895,490	30,852,872
Foreign currency related transactions	391	—	36,251	(5,685,720)
Written options	—	—	—	7,950

Net change in unrealized appreciation (depreciation)	16,492,669	2,824,687	66,931,741	25,175,102

Net realized and unrealized gain	41,940,424	78,794,411	51,841,684	51,396,530

Increase in net assets resulting from operations	$46,371,441	$87,923,005	$97,697,913	$59,404,931

* Foreign taxes withheld	$4,936	$—	$348,541	$163,205

See Accompanying Notes to Financial Statements

37

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING JPMorgan Small Cap Core Equity Portfolio	ING Large Cap Growth Portfolio	ING Large Cap Value Portfolio	ING Limited Maturity Bond Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$8,928,030	$40,384,835	$10,445,688	$15,895
Interest	872	35	—	4,034,234
Securities lending income, net	756,531	4,992	92,783	25,380

Total investment income	9,685,433	40,389,862	10,538,471	4,075,509

EXPENSES:
Investment management fees	—	12,565,251	2,251,356	—
Unified fees	3,884,063	—	—	919,164
Distribution and shareholder service fees:
Class ADV	185,977	7,593,807	22,603	217,690
Class S	746,963	1,137,204	197,010	361,771
Class S2	190,965	125,712	—	—
Transfer agent fees	—	3,275	584	—
Administrative service fees	—	2,284,561	346,357	—
Shareholder reporting expense	—	185,509	54,745	—
Professional fees	—	105,255	35,850	—
Custody and accounting expense	—	181,408	37,816	—
Miscellaneous expense	—	52,881	23,103	—
Trustee fees and expenses	21,823	68,538	10,391	14,935
Interest expense	154	3,181	1,906	321

Total expenses	5,029,945	24,306,582	2,981,721	1,513,881
Net waived and reimbursed fees	(75,389)	(4,502,360)	(384,109)	(43,538)

Net expenses	4,954,556	19,804,222	2,597,612	1,470,343

Net investment income	4,730,877	20,585,640	7,940,859	2,605,166

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	34,635,480	76,801,238	16,108,596	1,364,957
Foreign currency related transactions	—	—	(377)	—
Futures	452,237	—	—	(653,124)
Swaps	—	—	—	(1,135,397)

Net realized gain (loss)	35,087,717	76,801,238	16,108,219	(423,564)

Net change in unrealized appreciation (depreciation) on:
Investments	33,746,014	213,082,300	22,841,167	1,364,706
Foreign currency related transactions	—	—	23,024	—
Futures	173,627	—	—	186,732
Swaps	—	—	—	1,190,312

Net change in unrealized appreciation (depreciation)	33,919,641	213,082,300	22,864,191	2,741,750

Net realized and unrealized gain	69,007,358	289,883,538	38,972,410	2,318,186

Increase in net assets resulting from operations	$73,738,235	$310,469,178	$46,913,269	$4,923,352

* Foreign taxes withheld	$908	$—	$57,999	$—

See Accompanying Notes to Financial Statements

38

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING PIMCO High Yield Portfolio	ING Pioneer Fund Portfolio	ING Templeton Global Growth Portfolio	ING U.S. Stock Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$1,850,557	$14,179,198	$98,433,162
Interest	62,893,036	—	1,511	503
Securities lending income, net	554,167	—	579,714	414,759

Total investment income	63,447,203	1,850,557	14,760,423	98,848,424

EXPENSES:
Unified fees	4,493,523	593,001	4,641,155	11,089,748
Distribution and shareholder service fees:
Class ADV	519,517	8,801	35	348,741
Class S	1,772,789	125,479	613,979	66,215
Class S2	17,712	—	21,388	340,377
Trustee fees and expenses	47,624	4,203	26,124	212,022
Interest expense	78	214	269	775

Total expenses	6,851,243	731,698	5,302,950	12,057,878
Net waived and reimbursed fees	(107,447)	(1,760)	(4,284)	(173,020)
Brokerage commission recapture	—	(8,275)	(12,720)	—

Net expenses	6,743,796	721,663	5,285,946	11,884,858

Net investment income	56,703,407	1,128,894	9,474,477	86,963,566

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	12,443,726	3,579,354	7,211,889	90,490,662
Foreign currency related transactions	1,491,308	(4,593)	(85,092)	—
Futures	—	—	—	11,213,003
Swaps	3,638,936	—	—	—

Net realized gain	17,573,970	3,574,761	7,126,797	101,703,665

Net change in unrealized appreciation (depreciation) on:
Investments	48,973,164	3,307,576	86,062,037	433,503,535
Foreign currency related transactions	(2,948,159)	(19)	21,641	—
Futures	—	—	—	3,268
Swaps	1,941,198	—	—	—

Net change in unrealized appreciation (depreciation)	47,966,203	3,307,557	86,083,678	433,506,803

Net realized and unrealized gain	65,540,173	6,882,318	93,210,475	535,210,468

Increase in net assets resulting from operations	$122,243,580	$8,011,212	$102,684,952	$622,174,034

* Foreign taxes withheld	$—	$5,956	$977,701	$63,290

See Accompanying Notes to Financial Statements

39

STATEMENTS OF CHANGES IN NET ASSETS

	ING BlackRock Large Cap Growth Portfolio		ING Clarion Real Estate Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$4,431,017	$2,086,973	$9,128,594	$6,668,059
Net realized gain	25,447,755	18,053,914	75,969,724	75,639,201
Net change in unrealized appreciation (depreciation)	16,492,669	(29,471,950)	2,824,687	(32,304,005)

Increase (decrease) in net assets resulting from operations	46,371,441	(9,331,063)	87,923,005	50,003,255

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(26,878)	(18,107)	(374,638)	(310,080)
Class I	(1,253,584)	(1,027,508)	(1,331,150)	(1,026,754)
Class S	(780,489)	(697,298)	(4,640,457)	(5,893,092)
Class S2	(27,587)	(19,422)	(226,042)	(254,789)

Total distributions	(2,088,538)	(1,762,335)	(6,572,287)	(7,484,715)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	35,271,546	82,538,013	120,755,246	84,102,287
Reinvestment of distributions	2,088,538	1,762,335	6,572,287	7,484,715

	37,360,084	84,300,348	127,327,533	91,587,002
Cost of shares redeemed	(69,808,011)	(78,676,992)	(113,179,684)	(111,746,176)

Net increase (decrease) in net assets resulting from capital share transactions	(32,447,927)	5,623,356	14,147,849	(20,159,174)

Net increase (decrease) in net assets	11,834,976	(5,470,042)	95,498,567	22,359,366

NET ASSETS:
Beginning of year or period	324,526,921	329,996,963	569,062,785	546,703,419

End of year or period	$336,361,897	$324,526,921	$664,561,352	$569,062,785

Undistributed net investment income at end of year or period	$4,385,499	$2,083,055	$9,116,513	$6,655,259

See Accompanying Notes to Financial Statements

40

STATEMENTS OF CHANGES IN NET ASSETS

	ING Franklin Income Portfolio		ING Franklin Mutual Shares Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$45,856,229	$47,438,791	$8,008,401	$9,897,266
Net realized gain (loss)	(15,090,057)	17,967,031	26,221,428	(3,851,727)
Net change in unrealized appreciation (depreciation)	66,931,741	(47,513,739)	25,175,102	(9,503,470)

Increase (decrease) in net assets resulting from operations	97,697,913	17,892,083	59,404,931	(3,457,931)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1,376,679)	(814,083)	(88,067)	(212,846)
Class I	(16,180,457)	(17,128,305)	(4,637,651)	(10,359,262)
Class S	(29,794,272)	(28,020,031)	(2,867,898)	(6,803,272)
Class S2	(551,619)	(498,580)	—	—

Total distributions	(47,903,027)	(46,460,999)	(7,593,616)	(17,375,380)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	71,912,174	85,255,510	18,237,872	20,551,743
Reinvestment of distributions	47,903,027	46,460,999	7,593,616	17,375,380

	119,815,201	131,716,509	25,831,488	37,927,123
Cost of shares redeemed	(122,655,146)	(129,371,787)	(73,004,862)	(74,788,460)

Net increase (decrease) in net assets resulting from capital share transactions	(2,839,945)	2,344,722	(47,173,374)	(36,861,337)

Net increase (decrease) in net assets	46,954,941	(26,224,194)	4,637,941	(57,694,648)

NET ASSETS:
Beginning of year or period	779,739,392	805,963,586	448,538,268	506,232,916

End of year or period	$826,694,333	$779,739,392	$453,176,209	$448,538,268

Undistributed net investment income at end of year or period	$45,350,493	$47,462,437	$8,993,437	$4,645,736

See Accompanying Notes to Financial Statements

41

STATEMENTS OF CHANGES IN NET ASSETS

	ING JPMorgan Small Cap Core Equity Portfolio		ING Large Cap Growth Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$4,730,877	$826,999	$20,585,640	$6,849,380
Net realized gain	35,087,717	21,946,150	76,801,238	12,019,483
Net change in unrealized appreciation (depreciation)	33,919,641	(25,880,483)	213,082,300	4,589,847

Increase (decrease) in net assets resulting from operations	73,738,235	(3,107,334)	310,469,178	23,458,710

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(27,942)	(46,477)	(698,297)	(110,134)
Class I	(315,120)	(455,502)	(4,330,205)	(1,751,998)
Class S	(487,538)	(942,486)	(1,860,869)	(583,507)
Class S2	(5,092)	(72,639)	(117,685)	(18,160)
Net realized gains:
Class ADV	—	—	(1,459,890)	(2,649,275)
Class I	—	—	(7,242,332)	(37,144,055)
Class S	—	—	(4,268,045)	(18,378,358)
Class S2	—	—	(239,016)	(458,233)

Total distributions	(835,692)	(1,517,104)	(20,216,339)	(61,093,720)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	110,457,872	94,716,165	732,720,837	322,721,861
Proceeds from shares issued in merger (Note 11)	—	—	1,933,926,036	399,056,292
Reinvestment of distributions	835,692	1,517,104	20,216,338	61,093,720

	111,293,564	96,233,269	2,686,863,211	782,871,873
Cost of shares redeemed	(117,049,677)	(118,051,199)	(403,398,225)	(133,624,134)

Net increase (decrease) in net assets resulting from capital share transactions	(5,756,113)	(21,817,930)	2,283,464,986	649,247,739

Net increase (decrease) in net assets	67,146,430	(26,442,368)	2,573,717,825	611,612,729

NET ASSETS:
Beginning of year or period	398,567,475	425,009,843	1,051,543,232	439,930,503

End of year or period	$465,713,905	$398,567,475	$3,625,261,057	$1,051,543,232

Undistributed net investment income at end of year or period	$4,725,957	$830,574	$20,796,151	$6,831,127

See Accompanying Notes to Financial Statements

42

STATEMENTS OF CHANGES IN NET ASSETS

	ING Large Cap Value Portfolio		ING Limited Maturity Bond Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$7,940,859	$8,382,176	$2,605,166	$3,486,250
Net realized gain (loss)	16,108,219	17,937,647	(423,564)	2,219,533
Net change in unrealized appreciation (depreciation)	22,864,191	(13,205,043)	2,741,750	(2,864,902)

Increase in net assets resulting from operations	46,913,269	13,114,780	4,923,352	2,840,881

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(68,457)	(23,622)	(234,444)	(591,846)
Class I	(6,740,004)	(2,318,590)	(1,866,934)	(1,584,478)
Class S	(1,724,959)	(642,498)	(1,129,049)	(5,276,625)

Total distributions	(8,533,420)	(2,984,710)	(3,230,427)	(7,452,949)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	61,604,260	49,740,919	332,293,072	42,890,770
Proceeds from shares issued in merger (Note 11)	—	158,094,522	—	—
Reinvestment of distributions	8,533,420	2,984,710	3,230,427	7,452,949

	70,137,680	210,820,151	335,523,499	50,343,719
Cost of shares redeemed	(69,242,057)	(46,368,239)	(151,102,072)	(81,655,040)

Net increase (decrease) in net assets resulting from capital share transactions	895,623	164,451,912	184,421,427	(31,311,321)

Net increase (decrease) in net assets	39,275,472	174,581,982	186,114,352	(35,923,389)

NET ASSETS:
Beginning of year or period	317,568,389	142,986,407	212,721,067	248,644,456

End of year or period	$356,843,861	$317,568,389	$398,835,419	$212,721,067

Undistributed net investment income at end of year or period	$7,930,259	$8,331,860	$2,655,594	$3,223,756

See Accompanying Notes to Financial Statements

43

STATEMENTS OF CHANGES IN NET ASSETS

	ING PIMCO High Yield Portfolio		ING Pioneer Fund Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$56,703,407	$62,389,723	$1,128,894	$1,193,220
Net realized gain (loss)	17,573,970	19,457,510	3,574,761	(30,187)
Net change in unrealized appreciation (depreciation)	47,966,203	(40,993,096)	3,307,557	(5,192,501)

Increase (decrease) in net assets resulting from operations	122,243,580	40,854,137	8,011,212	(4,029,468)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(4,102,950)	(2,725,268)	(12,689)	(11,460)
Class I	(9,248,366)	(15,951,085)	(454,275)	(511,243)
Class S	(44,882,177)	(45,650,363)	(622,987)	(736,030)
Class S2	(215,871)	(89,720)	—	—

Total distributions	(58,449,364)	(64,416,436)	(1,089,951)	(1,258,733)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	324,255,312	316,175,138	5,078,794	10,069,094
Reinvestment of distributions	58,434,968	64,396,792	1,089,951	1,258,733

	382,690,280	380,571,930	6,168,745	11,327,827
Cost of shares redeemed	(364,336,235)	(359,669,188)	(16,640,289)	(21,656,165)

Net increase (decrease) in net assets resulting from capital share transactions	18,354,045	20,902,742	(10,471,544)	(10,328,338)

Net increase (decrease) in net assets	82,148,261	(2,659,557)	(3,550,283)	(15,616,539)

NET ASSETS:
Beginning of year or period	922,776,189	925,435,746	81,589,994	97,206,533

End of year or period	$1,004,924,450	$922,776,189	$78,039,711	$81,589,994

Undistributed net investment income at end of year or period	$5,501,349	$4,790,172	$173,456	$145,791

See Accompanying Notes to Financial Statements

44

STATEMENTS OF CHANGES IN NET ASSETS

	ING Templeton Global Growth Portfolio		ING U.S. Stock Index Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$9,474,477	$11,053,430	$86,963,566	$67,173,673
Net realized gain	7,126,797	54,339,613	101,703,665	117,741,962
Net change in unrealized appreciation (depreciation)	86,083,678	(94,635,683)	433,506,803	(104,932,003)

Increase (decrease) in net assets resulting from operations	102,684,952	(29,242,640)	622,174,034	79,983,632

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(108)	(9)	(988,103)	(411,800)
Class I	(5,805,540)	(4,981,843)	(76,565,442)	(71,786,121)
Class S	(4,548,081)	(4,355,652)	(416,024)	(475,991)
Class S2	(74,977)	(61,803)	(1,404,125)	(860,277)
Net realized gains:
Class ADV	—	—	(1,293,640)	(816,066)
Class I	—	—	(114,151,987)	(160,899,768)
Class S	—	—	(670,195)	(1,219,394)
Class S2	—	—	(1,790,286)	(1,846,928)

Total distributions	(10,428,706)	(9,399,307)	(197,279,802)	(238,316,345)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	29,753,387	55,550,357	727,587,290	1,349,311,907
Reinvestment of distributions	10,428,689	9,399,298	197,279,803	238,316,345

	40,182,076	64,949,655	924,867,093	1,587,628,252
Cost of shares redeemed	(106,896,386)	(121,553,382)	(922,453,327)	(1,176,150,392)

Net increase (decrease) in net assets resulting from capital share transactions	(66,714,310)	(56,603,727)	2,413,766	411,477,860

Net increase (decrease) in net assets	25,541,936	(95,245,674)	427,307,998	253,145,147

NET ASSETS:
Beginning of year or period	500,537,099	595,782,773	3,966,137,109	3,712,991,962

End of year or period	$526,079,035	$500,537,099	$4,393,445,107	$3,966,137,109

Undistributed net investment income at end of year or period	$9,824,696	$10,422,131	$14,992,196	$8,201,788

See Accompanying Notes to Financial Statements

45

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING BlackRock Large Cap Growth Portfolio
Class ADV
12-31-12	9.35	0.07		1.24	1.31	0.03		—	—	0.03		—	10.63	14.03	1.56	1.41		1.41		0.82		10,386	120
12-31-11	9.55	0.00	*	(0.18)	(0.18)	0.02		—	—	0.02		—	9.35	(1.87)	1.56	1.41		1.41		0.17		7,643	156
12-31-10	8.45	0.00	*	1.10	1.10	0.00	*	—	—	0.00	*	—	9.55	13.04	1.56	1.41	†	1.41	†	0.13	†	5,695	200
12-31-09	6.52	(0.00	)*	1.93	1.93	—		—	—	—		—	8.45	29.60	1.56	1.36	†	1.36	†	(0.05	)†	3,849	231
12-31-08	12.15	(0.01)		(4.44)	(4.45)	—		1.18	—	1.18		—	6.52	(39.24)	1.56	1.26	†	1.26	†	(0.13	)†	2,962	156
Class I
12-31-12	9.62	0.15	•	1.27	1.42	0.08		—	—	0.08		—	10.96	14.78	0.81	0.81		0.81		1.40		162,295	120
12-31-11	9.80	0.07		(0.19)	(0.12)	0.06		—	—	0.06		—	9.62	(1.30)	0.81	0.81		0.81		0.71		160,524	156
12-31-10	8.67	0.06		1.11	1.17	0.04		—	—	0.04		—	9.80	13.60	0.81	0.81	†	0.81	†	0.68	†	172,451	200
12-31-09	6.68	0.04		1.99	2.03	0.04		—	—	0.04		—	8.67	30.58	0.81	0.76	†	0.76	†	0.55	†	167,466	231
12-31-08	12.38	0.05		(4.55)	(4.50)	0.02		1.18	—	1.20		—	6.68	(38.94)	0.81	0.66	†	0.66	†	0.48	†	137,725	156
Class S
12-31-12	9.57	0.12	•	1.26	1.38	0.05		—	—	0.05		—	10.90	14.47	1.06	1.04		1.04		1.16		156,893	120
12-31-11	9.76	0.04		(0.19)	(0.15)	0.04		—	—	0.04		—	9.57	(1.58)	1.06	1.04		1.04		0.48		150,372	156
12-31-10	8.63	0.04		1.11	1.15	0.02		—	—	0.02		—	9.76	13.42	1.06	1.04	†	1.04	†	0.44	†	146,392	200
12-31-09	6.65	0.02		1.98	2.00	0.02		—	—	0.02		—	8.63	30.20	1.06	1.01	†	1.01	†	0.31	†	143,730	231
12-31-08	12.33	0.02		(4.52)	(4.50)	—		1.18	—	1.18		—	6.65	(39.06)	1.06	0.91	†	0.91	†	0.25	†	104,114	156
Class S2
12-31-12	9.45	0.11		1.23	1.34	0.04		—	—	0.04		—	10.75	14.21	1.31	1.21		1.21		1.01		6,788	120
12-31-11	9.64	0.03		(0.19)	(0.16)	0.03		—	—	0.03		—	9.45	(1.68)	1.31	1.21		1.21		0.35		5,987	156
12-31-10	8.53	0.02		1.10	1.12	0.01		—	—	0.01		—	9.64	13.21	1.31	1.21	†	1.21	†	0.32	†	5,459	200
12-31-09	6.56	0.01		1.96	1.97	—		—	—	—		—	8.53	30.03	1.31	1.16	†	1.16	†	0.16	†	3,957	231
12-31-08	12.21	0.01		(4.48)	(4.47)	—		1.18	—	1.18		—	6.56	(39.21)	1.31	1.06	†	1.06	†	0.06	†	3,174	156

ING Clarion Real Estate Portfolio
Class ADV
12-31-12	22.94	0.28	•	3.20	3.48	0.24		—	—	0.24		—	26.18	15.17	1.60	1.21		1.21		1.11		48,742	35
12-31-11	21.32	0.34		1.61	1.95	0.33		—	—	0.33		—	22.94	9.09	1.47	1.19		1.19		1.53		26,977	33
12-31-10	17.34	0.27	•	4.40	4.67	0.69		—	—	0.69		—	21.32	27.57	1.40	1.21	†	1.21	†	1.37	†	11,045	49
12-31-09	13.77	0.37	•	4.07	4.44	0.52		0.35	—	0.87		—	17.34	35.38	1.41	1.23	†	1.23	†	2.79	†	1,391	91
12-31-08	28.02	0.47	•	(9.82)	(9.35)	0.32		4.58	—	4.90		—	13.77	(38.73)	1.40	1.24	†	1.24	†	2.08	†	931	53

See Accompanying Notes to Financial Statements

46

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Clarion Real Estate Portfolio (Continued)
Class I
12-31-12	23.77	0.45	•	3.32	3.77	0.32	—	—	0.32	—	27.22	15.85	0.85	0.61		0.61		1.70		114,961	35
12-31-11	21.97	0.47		1.68	2.15	0.35	—	—	0.35	—	23.77	9.76	0.72	0.59		0.59		2.02		69,269	33
12-31-10	17.78	0.35	•	4.56	4.91	0.72	—	—	0.72	—	21.97	28.28	0.65	0.61	†	0.61	†	1.75	†	56,759	49
12-31-09	14.13	0.46	•	4.17	4.63	0.63	0.35	—	0.98	—	17.78	36.29	0.66	0.63	†	0.63	†	3.59	†	44,956	91
12-31-08	28.55	0.58	•	(10.01)	(9.43)	0.41	4.58	—	4.99	—	14.13	(38.36)	0.65	0.64	†	0.64	†	2.58	†	370,871	53
Class S
12-31-12	23.71	0.36	•	3.33	3.69	0.26	—	—	0.26	—	27.14	15.54	1.10	0.86		0.86		1.39		474,299	35
12-31-11	21.92	0.40		1.69	2.09	0.30	—	—	0.30	—	23.71	9.50	0.97	0.84		0.84		1.74		449,964	33
12-31-10	17.75	0.29	•	4.57	4.86	0.69	—	—	0.69	—	21.92	27.98	0.90	0.86	†	0.86	†	1.48	†	457,721	49
12-31-09	14.08	0.46		4.13	4.59	0.57	0.35	—	0.92	—	17.75	35.89	0.91	0.88	†	0.88	†	3.14	†	395,965	91
12-31-08	28.41	0.52	•	(9.97)	(9.45)	0.30	4.58	—	4.88	—	14.08	(38.51)	0.90	0.89	†	0.89	†	2.17	†	324,906	53
Class S2
12-31-12	23.59	0.33	•	3.30	3.63	0.23	—	—	0.23	—	26.99	15.38	1.35	1.01		1.01		1.25		26,559	35
12-31-11	21.82	0.37		1.67	2.04	0.27	—	—	0.27	—	23.59	9.31	1.22	0.99		0.99		1.61		22,854	33
12-31-10	17.68	0.26	•	4.54	4.80	0.66	—	—	0.66	—	21.82	27.75	1.15	1.01	†	1.01	†	1.33	†	21,179	49
12-31-09	14.01	0.40	•	4.16	4.56	0.54	0.35	—	0.89	—	17.68	35.70	1.16	1.03	†	1.03	†	3.00	†	18,835	91
12-31-08	28.28	0.48	•	(9.92)	(9.44)	0.25	4.58	—	4.83	—	14.01	(38.60)	1.15	1.04	†	1.04	†	2.03	†	15,855	53

ING Franklin Income Portfolio
Class ADV
12-31-12	9.55	0.52	•	0.62	1.14	0.60	—	—	0.60	—	10.09	12.33	1.53	1.38		1.38		5.22		28,291	25
12-31-11	9.91	0.53		(0.31)	0.22	0.58	—	—	0.58	—	9.55	2.06	1.52	1.37		1.37		5.42		17,231	25
12-31-10	9.33	0.48	•	0.64	1.12	0.54	—	—	0.54	—	9.91	12.51	1.53	1.36	†	1.36	†	5.12	†	7,830	48
12-31-09	7.58	0.46	•	1.81	2.27	0.52	—	—	0.52	—	9.33	31.13	1.55	1.34		1.34		5.64		1	48
12-31-08	11.12	0.63		(3.85)	(3.22)	0.24	0.08	—	0.32	—	7.58	(29.64)	1.53	1.34		1.34		6.48		1	38
Class I
12-31-12	9.77	0.59	•	0.66	1.25	0.64	—	—	0.64	—	10.38	13.17	0.78	0.78		0.78		5.83		274,701	25
12-31-11	10.08	0.60		(0.32)	0.28	0.59	—	—	0.59	—	9.77	2.63	0.77	0.77		0.77		5.97		266,035	25
12-31-10	9.42	0.55	•	0.65	1.20	0.54	—	—	0.54	—	10.08	13.25	0.78	0.76	†	0.76	†	5.70	†	308,236	48
12-31-09	7.67	0.53	•	1.82	2.35	0.60	—	—	0.60	—	9.42	32.03	0.80	0.74		0.74		6.32		306,057	48
12-31-08	11.23	0.69	•	(3.85)	(3.16)	0.32	0.08	—	0.40	—	7.67	(28.92)	0.78	0.74		0.74		7.17		252,264	38

See Accompanying Notes to Financial Statements

47

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Franklin Income Portfolio (Continued)
Class S
12-31-12	9.71	0.56	•	0.65	1.21	0.61	—	—	0.61	—	10.31	12.85	1.03	1.03		1.03		5.58		513,445	25
12-31-11	10.03	0.57		(0.32)	0.25	0.57	—	—	0.57	—	9.71	2.31	1.02	1.02		1.02		5.73		487,480	25
12-31-10	9.38	0.52	•	0.65	1.17	0.52	—	—	0.52	—	10.03	12.97	1.03	1.01	†	1.01	†	5.45	†	480,911	48
12-31-09	7.65	0.50	•	1.81	2.31	0.58	—	—	0.58	—	9.38	31.51	1.05	0.99		0.99		6.06		465,967	48
12-31-08	11.19	0.66	•	(3.82)	(3.16)	0.30	0.08	—	0.38	—	7.65	(28.98)	1.03	0.99		0.99		6.81		310,156	38
Class S2
12-31-12	9.69	0.52		0.68	1.20	0.60	—	—	0.60	—	10.29	12.73	1.28	1.18		1.18		5.42		10,258	25
12-31-11	10.01	0.54		(0.30)	0.24	0.56	—	—	0.56	—	9.69	2.20	1.27	1.17		1.17		5.58		8,994	25
12-31-10	9.36	0.49		0.66	1.15	0.50	—	—	0.50	—	10.01	12.80	1.28	1.16	†	1.16	†	5.30	†	8,986	48
12-31-09	7.63	0.45		1.84	2.29	0.56	—	—	0.56	—	9.36	31.27	1.30	1.14		1.14		5.90		7,860	48
12-31-08	11.17	0.72		(3.89)	(3.17)	0.29	0.08	—	0.37	—	7.63	(29.11)	1.28	1.14		1.14		6.57		5,878	38

ING Franklin Mutual Shares Portfolio
Class ADV
12-31-12	7.58	0.11		0.89	1.00	0.11	—	—	0.11	—	8.47	13.29	1.54	1.39		1.39		1.28		6,922	26
12-31-11	7.95	0.12	•	(0.20)	(0.08)	0.29	—	—	0.29	—	7.58	(1.20)	1.53	1.38		1.38		1.55		6,443	32
12-31-10	7.20	0.18	•	0.62	0.80	0.05	—	—	0.05	—	7.95	11.15	1.53	1.38		1.38		2.46		3,717	34
12-31-09	5.73	0.06		1.42	1.48	0.01	—	—	0.01	—	7.20	25.82	1.54	1.39		1.39		1.07		1	57
12-31-08	9.63	0.10		(3.77)	(3.67)	0.22	0.01	—	0.23	—	5.73	(38.07)	1.53	1.38		1.38		1.25		1	43
Class I
12-31-12	7.72	0.15	•	0.93	1.08	0.15	—	—	0.15	—	8.65	14.14	0.79	0.79		0.79		1.87		261,909	26
12-31-11	8.06	0.17	•	(0.21)	(0.04)	0.30	—	—	0.30	—	7.72	(0.68)	0.78	0.78		0.78		2.16		256,398	32
12-31-10	7.25	0.23	•	0.63	0.86	0.05	—	—	0.05	—	8.06	11.91	0.78	0.78		0.78		3.08		292,796	34
12-31-09	5.73	0.12		1.41	1.53	0.01	—	—	0.01	—	7.25	26.70	0.79	0.79		0.79		1.88		290,087	57
12-31-08	9.67	0.15	•	(3.79)	(3.64)	0.29	0.01	—	0.30	—	5.73	(37.61)	0.78	0.78		0.78		1.88		229,057	43
Class S
12-31-12	7.70	0.13	•	0.93	1.06	0.13	—	—	0.13	—	8.63	13.86	1.04	1.04		1.04		1.62		184,345	26
12-31-11	8.04	0.15	•	(0.21)	(0.06)	0.28	—	—	0.28	—	7.70	(0.93)	1.03	1.03		1.03		1.91		185,698	32
12-31-10	7.24	0.21	•	0.62	0.83	0.03	—	—	0.03	—	8.04	11.54	1.03	1.03		1.03		2.84		209,719	34
12-31-09	5.73	0.10		1.42	1.52	0.01	—	—	0.01	—	7.24	26.52	1.04	1.04		1.04		1.63		196,104	57
12-31-08	9.66	0.13		(3.78)	(3.65)	0.27	0.01	—	0.28	—	5.73	(37.77)	1.03	1.03		1.03		1.64		153,125	43

See Accompanying Notes to Financial Statements

48

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING JPMorgan Small Cap Core Equity Portfolio
Class ADV
12-31-12	12.65	0.13	•	2.18	2.31	0.02		—	—	0.02		—	14.94	18.24	1.63	1.48		1.48		0.91		36,780	39
12-31-11	12.90	0.00	*	(0.20)	(0.20)	0.05		—	—	0.05		—	12.65	(1.60)	1.63	1.48		1.48		0.01		15,311	42
12-31-10	10.24	0.03	•	2.65	2.68	0.02		—	—	0.02		—	12.90	26.27	1.63	1.48	†	1.48	†	0.29	†	7,587	42
12-31-09	8.29	(0.00	)*	2.17	2.17	0.01		0.21	—	0.22		—	10.24	26.74	1.64	1.48	†	1.48	†	0.07	†	2,523	46
12-31-08	13.09	0.02		(3.72)	(3.70)	0.00	*	1.10	—	1.10		—	8.29	(30.14)	1.63	1.46	†	1.46	†	0.15	†	1,619	62
Class I
12-31-12	13.02	0.19	•	2.28	2.47	0.06		—	—	0.06		—	15.43	18.98	0.88	0.88		0.88		1.33		90,638	39
12-31-11	13.23	0.08		(0.22)	(0.14)	0.07		—	—	0.07		—	13.02	(1.07)	0.88	0.88		0.88		0.51		74,782	42
12-31-10	10.46	0.08		2.74	2.82	0.05		—	—	0.05		—	13.23	27.07	0.88	0.88	†	0.88	†	0.68	†	87,387	42
12-31-09	8.46	0.05	•	2.23	2.28	0.07		0.21	—	0.28		—	10.46	27.59	0.89	0.88	†	0.88	†	0.59	†	75,550	46
12-31-08	13.36	0.06		(3.77)	(3.71)	0.09		1.10	—	1.19		—	8.46	(29.74)	0.88	0.86	†	0.86	†	0.77	†	113,694	62
Class S
12-31-12	12.92	0.15	•	2.26	2.41	0.02		—	—	0.02		—	15.31	18.70	1.13	1.13		1.13		1.02		298,434	39
12-31-11	13.14	0.04		(0.21)	(0.17)	0.05		—	—	0.05		—	12.92	(1.34)	1.13	1.13		1.13		0.27		273,159	42
12-31-10	10.40	0.04		2.73	2.77	0.03		—	—	0.03		—	13.14	26.72	1.13	1.13	†	1.13	†	0.50	†	291,400	42
12-31-09	8.40	0.04		2.21	2.25	0.04		0.21	—	0.25		—	10.40	27.34	1.14	1.13	†	1.13	†	0.41	†	173,314	46
12-31-08	13.27	0.07		(3.79)	(3.72)	0.05		1.10	—	1.15		—	8.40	(29.95)	1.13	1.11	†	1.11	†	0.49	†	138,139	62
Class S2
12-31-12	12.82	0.13	•	2.24	2.37	0.00	*	—	—	0.00	*	—	15.19	18.50	1.38	1.28		1.28		0.90		39,862	39
12-31-11	13.03	0.02		(0.20)	(0.18)	0.03		—	—	0.03		—	12.82	(1.43)	1.38	1.28		1.28		0.12		35,316	42
12-31-10	10.31	0.04		2.69	2.73	0.01		—	—	0.01		—	13.03	26.53	1.38	1.28	†	1.28	†	0.28	†	38,636	42
12-31-09	8.33	0.03		2.18	2.21	0.02		0.21	—	0.23		—	10.31	27.06	1.39	1.28	†	1.28	†	0.25	†	34,234	46
12-31-08	13.16	0.05		(3.75)	(3.70)	0.03		1.10	—	1.13		—	8.33	(30.03)	1.38	1.26	†	1.26	†	0.34	†	30,011	62

ING Large Cap Growth Portfolio
Class ADV
12-31-12	12.23	0.11	•	2.02	2.13	0.06		0.13	—	0.19		—	14.17	17.49	1.42	1.08		1.08		0.80		2,134,353	79
12-31-11	12.86	0.05	•	0.24	0.29	0.04		—	0.88	0.92		—	12.23	1.88	1.44	1.20		1.20		0.37		70,714	77
12-31-10	11.34	0.04	•	1.53	1.57	0.05		—	—	0.05		—	12.86	13.91	1.37	1.20	†	1.20	†	0.32	†	8,618	134
12-31-09	8.01	0.02		3.31	3.33	—		—	—	—		—	11.34	41.57	1.36	1.20	†	1.20	†	0.17	†	1	19
12-31-08	12.65	0.03		(3.32)	(3.29)	—		1.35	—	1.35		—	8.01	(27.86)	1.35	1.20	†	1.19	†	0.33	†	1	46

See Accompanying Notes to Financial Statements

49

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Large Cap Growth Portfolio (Continued)
Class I
12-31-12	12.72	0.16	•	2.13	2.29	0.08		0.13	—	0.21	—	14.80	18.10	0.67	0.60		0.60		1.09		969,313	79
12-31-11	13.27	0.12	•	0.25	0.37	0.04		—	0.88	0.92	—	12.72	2.48	0.69	0.60		0.60		0.92		629,091	77
12-31-10	11.63	0.09		1.60	1.69	0.05		—	—	0.05	—	13.27	14.59	0.62	0.60	†	0.60	†	0.69	†	299,170	134
12-31-09	8.19	0.07	•	3.42	3.49	0.05		—	—	0.05	—	11.63	42.73	0.61	0.60	†	0.60	†	0.68	†	282,862	19
12-31-08	12.88	0.10		(3.38)	(3.28)	0.06		1.35	—	1.41	—	8.19	(27.34)	0.60	0.60	†	0.59	†	0.89	†	120,012	46
Class S
12-31-12	12.57	0.09		2.14	2.23	0.06		0.13	—	0.19	—	14.61	17.81	0.92	0.85		0.85		0.80		486,212	79
12-31-11	13.14	0.09	•	0.25	0.34	0.03		—	0.88	0.91	—	12.57	2.24	0.94	0.85		0.85		0.68		338,683	77
12-31-10	11.54	0.04		1.60	1.64	0.04		—	—	0.04	—	13.14	14.25	0.87	0.85	†	0.85	†	0.45	†	131,155	134
12-31-09	8.14	0.04	•	3.40	3.44	0.04		—	—	0.04	—	11.54	42.45	0.86	0.85	†	0.85	†	0.41	†	95,580	19
12-31-08	12.80	0.07	•	(3.36)	(3.29)	0.02		1.35	—	1.37	—	8.14	(27.55)	0.85	0.85	†	0.84	†	0.67	†	9,156	46
Class S2
12-31-12	12.53	0.10	•	2.10	2.20	0.06		0.13	—	0.19	—	14.54	17.69	1.17	1.00		1.00		0.71		35,383	79
12-31-11	13.13	0.07	•	0.24	0.31	0.03		—	0.88	0.91	—	12.53	2.06	1.19	1.00		1.00		0.58		13,055	77
12-31-10	11.51	0.04	•	1.58	1.62	—		—	—	—	—	13.13	14.11	1.12	1.00	†	1.00	†	0.30	†	988	134
12-31-09	8.10	0.03	•	3.38	3.41	0.00	*	—	—	—	—	11.51	42.11	1.11	1.00	†	1.00	†	0.37	†	879	19
12-31-08	12.74	0.06		(3.35)	(3.29)	0.00	*	1.35	—	1.35	—	8.10	(27.63)	1.10	1.00	†	0.99	†	0.49	†	802	46

ING Large Cap Value Portfolio
Class ADV
12-31-12	8.19	0.15	•	0.98	1.13	0.19		—	—	0.19	—	9.13	14.00	1.55	1.29		1.29		1.74		3,629	96
12-31-11	8.05	0.19	•	0.03	0.22	0.08		—	—	0.08	—	8.19	2.76	1.55	1.29		1.29		2.41		2,424	92
12-31-10	6.92	0.12		1.17	1.29	0.16		—	—	0.16	—	8.05	18.96	1.54	1.29	†	1.29	†	1.61	†	1	19
12-31-09	6.18	0.14		0.60	0.74	—		—	—	—	—	6.92	11.97	1.58	1.29	†	1.28	†	2.37	†	1	34
12-31-08	9.18	0.20		(3.00)	(2.80)	0.19		—	0.01	0.20	—	6.18	(30.38)	1.56	1.29	†	1.29	†	2.44	†	1	23
Class I
12-31-12	8.26	0.21	•	0.99	1.20	0.23		—	—	0.23	—	9.23	14.71	0.80	0.69		0.69		2.35		273,167	96
12-31-11	8.06	0.24	•	0.04	0.28	0.08		—	—	0.08	—	8.26	3.51	0.80	0.69		0.69		2.94		248,161	92
12-31-10	6.94	0.18		1.14	1.32	0.20		—	—	0.20	—	8.06	19.37	0.79	0.69	†	0.69	†	2.32	†	142,983	19
12-31-09	6.16	0.19		0.59	0.78	—		—	—	—	—	6.94	12.66	0.83	0.69	†	0.68	†	2.98	†	129,369	34
12-31-08	9.18	0.24		(3.02)	(2.78)	0.23		—	0.01	0.24	—	6.16	(30.12)	0.81	0.69	†	0.69	†	3.06	†	116,455	23

See Accompanying Notes to Financial Statements

50

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Large Cap Value Portfolio (Continued)
Class S
12-31-12	8.19	0.19	•	0.97	1.16	0.21	—		—	0.21	—	9.14	14.35	1.05	0.94		0.94		2.12		80,048	96
12-31-11	8.01	0.22	•	0.04	0.26	0.08	—		—	0.08	—	8.19	3.28	1.05	0.94		0.94		2.74		66,983	92
12-31-10	6.90	0.15	•	1.15	1.30	0.19	—		—	0.19	—	8.01	19.22	1.04	0.94	†	0.94	†	2.07	†	3	19
12-31-09	6.14	0.15	•	0.61	0.76	—	—		—	—	—	6.90	12.38	1.08	0.94	†	0.93	†	2.45	†	3	34
12-31-08	9.18	0.22		(3.02)	(2.80)	0.23	—		0.01	0.24	—	6.14	(30.34)	1.06	0.94	†	0.94	†	2.70	†	1	23

ING Limited Maturity Bond Portfolio
Class ADV
12-31-12	9.88	0.03	•	0.09	0.12	0.08	—		—	0.08	—	9.92	1.19	1.03	0.88		0.88		0.35		35,265	644
12-31-11	10.15	0.11	•	(0.03)	0.08	0.35	—		—	0.35	—	9.88	0.79	1.03	0.88		0.88		1.07		24,671	370
12-31-10	10.27	0.14	•	0.16	0.30	0.42	—		—	0.42	—	10.15	2.97	1.02	0.87	†	0.87	†	1.36	†	9,294	434
12-31-09	10.19	0.31		0.34	0.65	0.48	0.09		—	0.57	—	10.27	6.48	1.02	0.87	†	0.87	†	2.92	†	1	460
12-31-08	11.01	0.41		(0.47)	(0.06)	0.68	0.08		—	0.76	—	10.19	(0.73)	1.02	0.87	†	0.87	†	3.83	†	1	310
Class I
12-31-12	10.10	0.09	•	0.09	0.18	0.11	—		—	0.11	—	10.17	1.81	0.28	0.28		0.28		0.90		229,471	644
12-31-11	10.32	0.18	•	(0.04)	0.14	0.36	—		—	0.36	—	10.10	1.35	0.28	0.28		0.28		1.73		32,131	370
12-31-10	10.38	0.29	•	0.07	0.36	0.42	—		—	0.42	—	10.32	3.52	0.27	0.27	†	0.27	†	2.77	†	60,020	434
12-31-09	10.28	0.37	•	0.38	0.75	0.56	0.09		—	0.65	—	10.38	7.41	0.27	0.27	†	0.27	†	3.52	†	113,672	460
12-31-08	11.09	0.49	•	(0.46)	0.03	0.76	0.08		—	0.84	—	10.28	0.06	0.27	0.27	†	0.27	†	4.45	†	213,975	310
Class S
12-31-12	10.14	0.07	•	0.08	0.15	0.08	—		—	0.08	—	10.21	1.50	0.53	0.53		0.53		0.71		134,099	644
12-31-11	10.35	0.15	•	(0.03)	0.12	0.33	—		—	0.33	—	10.14	1.16	0.53	0.53		0.53		1.45		155,919	370
12-31-10	10.42	0.24	•	0.08	0.32	0.39	—		—	0.39	—	10.35	3.13	0.52	0.52	†	0.52	†	2.32	†	179,330	434
12-31-09	10.31	0.34	•	0.38	0.72	0.52	0.09		—	0.61	—	10.42	7.16	0.52	0.52	†	0.52	†	3.30	†	196,325	460
12-31-08	11.12	0.45	•	(0.45)	0.00 *	0.73	0.08		—	0.81	—	10.31	(0.23)	0.52	0.52	†	0.52	†	4.13	†	205,438	310

ING PIMCO High Yield Portfolio
Class ADV
12-31-12	9.93	0.59		0.73	1.32	0.62	—		—	0.62	—	10.63	13.64	1.25	1.10		1.10		5.81		92,640	32
12-31-11	10.22	0.71	•	(0.31)	0.40	0.69	—		—	0.69	—	9.93	4.05	1.25	1.10		1.10		7.05		50,704	30
12-31-10	9.64	0.63	•	0.66	1.29	0.71	—		—	0.71	—	10.22	13.87	1.24	1.09		1.09		6.34		26,663	28
12-31-09	7.01	0.62		2.67	3.29	0.66	—		—	0.66	—	9.64	48.93	1.25	1.10		1.10		8.54		1,464	70
12-31-08	9.88	0.64	•	(2.80)	(2.16)	0.65	0.00	*	0.06	0.71	—	7.01	(22.84)	1.24	1.09		1.09		7.24		211	416

See Accompanying Notes to Financial Statements

51

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING PIMCO High Yield Portfolio (Continued)
Class I
12-31-12	9.93	0.66	•	0.73	1.39	0.68	—		—	0.68	—	10.64	14.43	0.50	0.50		0.50		6.43		147,591	32
12-31-11	10.22	0.76	•	(0.29)	0.47	0.76	—		—	0.76	—	9.93	4.69	0.50	0.50		0.50		7.61		245,411	30
12-31-10	9.65	0.69		0.66	1.35	0.78	—		—	0.78	—	10.22	14.53	0.49	0.49		0.49		6.97		267,671	28
12-31-09	7.02	0.75	•	2.59	3.34	0.71	—		—	0.71	—	9.65	49.77	0.50	0.50		0.50		9.84		57,950	70
12-31-08	9.88	0.66		(2.76)	(2.10)	0.70	0.00	*	0.06	0.76	—	7.02	(22.37)	0.49	0.49		0.49		8.50		405,134	416
Class S
12-31-12	9.93	0.64	•	0.71	1.35	0.65	—		—	0.65	—	10.63	14.04	0.75	0.75		0.75		6.17		759,066	32
12-31-11	10.22	0.75	•	(0.31)	0.44	0.73	—		—	0.73	—	9.93	4.41	0.75	0.75		0.75		7.39		624,367	30
12-31-10	9.65	0.68		0.65	1.33	0.76	—		—	0.76	—	10.22	14.25	0.74	0.74		0.74		6.80		631,092	28
12-31-09	7.02	0.76		2.56	3.32	0.69	—		—	0.69	—	9.65	49.37	0.75	0.75		0.75		9.18		470,270	70
12-31-08	9.89	0.67	•	(2.80)	(2.13)	0.68	0.00	*	0.06	0.74	—	7.02	(22.53)	0.74	0.74		0.74		7.58		358,998	416
Class S2
12-31-12	9.94	0.60		0.75	1.35	0.64	—		—	0.64	—	10.65	13.97	1.00	0.90		0.90		5.98		5,628	32
12-31-11	10.22	0.72	•	(0.29)	0.43	0.71	—		—	0.71	—	9.94	4.32	1.00	0.90		0.90		7.29		2,294	30
12-31-10	9.66	0.65		0.62	1.27	0.71	—		—	0.71	—	10.22	13.65	0.99	0.89		0.89		6.50		10	28
12-31-09	7.02	0.74		2.59	3.33	0.69	—		—	0.69	—	9.66	49.57	1.00	0.90		0.90		9.01		1	70
12-31-08	9.90	0.66	•	(2.80)	(2.14)	0.68	0.00	*	0.06	0.74	—	7.02	(22.60)	0.99	0.89		0.89		7.48		1	416

ING Pioneer Fund Portfolio
Class ADV
12-31-12	10.46	0.10		0.94	1.04	0.12	—		—	0.12	—	11.38	9.93	1.48	1.33		1.32		0.95		1,268	43
12-31-11	11.12	0.10	•	(0.64)	(0.54)	0.12	—		—	0.12	—	10.46	(4.88)	1.48	1.33		1.33		0.92		1,003	12
12-31-10	9.74	0.08	•	1.42	1.50	0.12	—		—	0.12	—	11.12	15.41	1.48	1.33	†	1.33	†	0.74	†	611	19
12-31-09	7.93	0.11	•	1.77	1.88	0.07	—		—	0.07	—	9.74	23.74	1.48	1.31	†	1.30	†	1.32	†	1	19
12-31-08	13.02	0.13		(4.56)	(4.43)	0.20	0.45		0.01	0.66	—	7.93	(34.98)	1.48	1.29	†	1.28	†	1.12	†	1	13
Class I
12-31-12	10.50	0.17	•	0.93	1.10	0.18	—		—	0.18	—	11.42	10.50	0.73	0.73		0.72		1.54		29,086	43
12-31-11	11.16	0.18		(0.66)	(0.48)	0.18	—		—	0.18	—	10.50	(4.29)	0.73	0.73		0.73		1.49		29,839	12
12-31-10	9.73	0.13		1.43	1.56	0.13	—		—	0.13	—	11.16	16.13	0.73	0.73	†	0.73	†	1.37	†	34,623	19
12-31-09	7.92	0.15		1.79	1.94	0.13	—		—	0.13	—	9.73	24.45	0.73	0.71	†	0.70	†	1.79	†	28,964	19
12-31-08	13.16	0.22		(4.62)	(4.40)	0.38	0.45		0.01	0.84	—	7.92	(34.53)	0.73	0.69	†	0.68	†	1.75	†	23,411	13

See Accompanying Notes to Financial Statements

52

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Pioneer Fund Portfolio (Continued)
Class S
12-31-12	10.51	0.14	•	0.94	1.08	0.15	—	—	0.15	—	11.44	10.29	0.98	0.98		0.97		1.29		47,686	43
12-31-11	11.17	0.15		(0.66)	(0.51)	0.15	—	—	0.15	—	10.51	(4.56)	0.98	0.98		0.98		1.23		50,748	12
12-31-10	9.74	0.11		1.43	1.54	0.11	—	—	0.11	—	11.17	15.85	0.98	0.98	†	0.98	†	1.12	†	61,972	19
12-31-09	7.93	0.13	•	1.79	1.92	0.11	—	—	0.11	—	9.74	24.15	0.98	0.96	†	0.95	†	1.54	†	55,060	19
12-31-08	13.12	0.20		(4.62)	(4.42)	0.31	0.45	0.01	0.77	—	7.93	(34.72)	0.98	0.94	†	0.93	†	1.50	†	49,041	13

ING Templeton Global Growth Portfolio
Class ADV
12-31-12	10.32	0.17	•	1.97	2.14	0.23	—	—	0.23	—	12.23	21.16	1.66	1.51		1.51		1.53		5	14
12-31-11	11.12	0.17		(0.84)	(0.67)	0.13	—	—	0.13	—	10.32	(6.25)	1.65	1.50		1.49		1.57		1	22
12-31-10	10.52	0.12		0.61	0.73	0.13	—	—	0.13	—	11.12	7.14	1.65	1.50		1.49		1.16		1	7
12-31-09	8.11	0.11		2.44	2.55	0.14	—	—	0.14	—	10.52	31.87	1.66	1.51		1.51		1.22		1	10
12-31-08	14.20	0.18		(5.72)	(5.54)	0.05	0.50	—	0.55	—	8.11	(40.06)	1.64	1.49		1.49		1.60		1	12
Class I
12-31-12	10.45	0.22	•	2.04	2.26	0.25	—	—	0.25	—	12.46	22.01	0.91	0.91		0.91		1.97		265,785	14
12-31-11	11.25	0.26		(0.86)	(0.60)	0.20	—	—	0.20	—	10.45	(5.49)	0.90	0.90		0.89		2.19		257,173	22
12-31-10	10.61	0.18		0.65	0.83	0.19	—	—	0.19	—	11.25	8.04	0.90	0.90		0.89		1.68		292,127	7
12-31-09	8.21	0.17		2.47	2.64	0.24	—	—	0.24	—	10.61	32.73	0.91	0.91		0.91		1.93		289,255	10
12-31-08	14.38	0.24		(5.75)	(5.51)	0.16	0.50	—	0.66	—	8.21	(39.57)	0.89	0.89		0.89		2.19		229,007	12
Class S
12-31-12	10.48	0.20	•	2.04	2.24	0.21	—	—	0.21	—	12.51	21.76	1.16	1.16		1.16		1.72		255,663	14
12-31-11	11.28	0.22	•	(0.84)	(0.62)	0.18	—	—	0.18	—	10.48	(5.71)	1.15	1.15		1.14		1.96		239,463	22
12-31-10	10.64	0.15	•	0.65	0.80	0.16	—	—	0.16	—	11.28	7.75	1.15	1.15		1.14		1.43		298,922	7
12-31-09	8.23	0.15		2.46	2.61	0.20	—	—	0.20	—	10.64	32.30	1.16	1.16		1.16		1.64		311,920	10
12-31-08	14.39	0.26		(5.80)	(5.54)	0.12	0.50	—	0.62	—	8.23	(39.68)	1.14	1.14		1.14		2.07		244,440	12
Class S2
12-31-12	10.42	0.18	•	2.03	2.21	0.20	—	—	0.20	—	12.43	21.53	1.41	1.31		1.31		1.57		4,626	14
12-31-11	11.21	0.20	•	(0.83)	(0.63)	0.16	—	—	0.16	—	10.42	(5.78)	1.40	1.30		1.29		1.82		3,900	22
12-31-10	10.58	0.14		0.64	0.78	0.15	—	—	0.15	—	11.21	7.56	1.40	1.30		1.29		1.28		4,733	7
12-31-09	8.18	0.13		2.45	2.58	0.18	—	—	0.18	—	10.58	32.08	1.41	1.31		1.31		1.50		4,692	10
12-31-08	14.29	0.27		(5.79)	(5.52)	0.09	0.50	—	0.59	—	8.18	(39.77)	1.39	1.29		1.29		1.93		3,738	12

See Accompanying Notes to Financial Statements

53

FINANCIAL HIGHLIGHTS  (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING U.S. Stock Index Portfolio
Class ADV
12-31-12	10.23	0.18	•	1.34	1.52	0.17	0.31	—	0.48	—	11.27	15.15	1.02	0.80		0.80		1.59		67,287	7
12-31-11	10.76	0.14	•	0.02	0.16	0.18	0.51	—	0.69	—	10.23	1.30	1.01	0.79		0.79		1.37		27,415	21
12-31-10	9.56	0.13	•	1.21	1.34	0.14	—	—	0.14	—	10.76	14.06	1.01	0.79	†	0.79	†	1.29	†	10,554	24
05-28-09(5) - 12-31-09	7.75	0.12	•	1.74	1.86	0.05	—	—	0.05	—	9.56	23.99	1.01	0.79	†	0.79	†	2.20	†	155	12
Class I
12-31-12	10.41	0.23	•	1.39	1.62	0.22	0.31	—	0.53	—	11.50	15.79	0.27	0.27		0.27		2.05		4,207,241	7
12-31-11	10.92	0.19		0.02	0.21	0.21	0.51	—	0.72	—	10.41	1.81	0.26	0.26		0.26		1.84		3,855,696	21
12-31-10	9.66	0.18	•	1.24	1.42	0.16	—	—	0.16	—	10.92	14.74	0.26	0.26	†	0.26	†	1.79	†	3,645,772	24
12-31-09	7.70	0.18	•	1.84	2.02	0.06	—	—	0.06	—	9.66	26.22	0.26	0.26	†	0.26	†	1.99	†	3,475,342	12
12-31-08	12.94	0.23	•	(4.97)	(4.74)	0.39	0.11	—	0.50	—	7.70	(37.12)	0.26	0.26	†	0.26	†	2.14	†	333,552	3
Class S
12-31-12	10.36	0.20	•	1.38	1.58	0.19	0.31	—	0.50	—	11.44	15.48	0.52	0.51		0.51		1.80		25,865	7
12-31-11	10.87	0.16		0.03	0.19	0.19	0.51	—	0.70	—	10.36	1.58	0.51	0.50		0.50		1.61		27,133	21
12-31-10	9.62	0.15	•	1.23	1.38	0.13	—	—	0.13	—	10.87	14.42	0.51	0.50	†	0.50	†	1.54	†	24,781	24
12-31-09	7.67	0.15	•	1.84	1.99	0.04	—	—	0.04	—	9.62	25.97	0.51	0.51	†	0.51	†	1.82	†	26,732	12
12-31-08	12.91	0.21	•	(4.96)	(4.75)	0.38	0.11	—	0.49	—	7.67	(37.35)	0.51	0.51	†	0.51	†	2.03	†	14,414	3
Class S2
12-31-12	10.31	0.19	•	1.36	1.55	0.18	0.31	—	0.49	—	11.37	15.29	0.77	0.67		0.67		1.69		93,052	7
12-31-11	10.83	0.16	•	0.01	0.17	0.18	0.51	—	0.69	—	10.31	1.43	0.76	0.66		0.66		1.47		55,893	21
12-31-10	9.59	0.14	•	1.23	1.37	0.13	—	—	0.13	—	10.83	14.26	0.76	0.66	†	0.66	†	1.40	†	31,885	24
12-31-09	7.65	0.14	•	1.83	1.97	0.03	—	—	0.03	—	9.59	25.79	0.76	0.66	†	0.66	†	1.69	†	25,311	12
12-31-08	12.89	0.19	•	(4.95)	(4.76)	0.37	0.11	—	0.48	—	7.65	(37.42)	0.76	0.66	†	0.66	†	1.96	†	12,788	3

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

54

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012

NOTE 1 — ORGANIZATION

ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of forty-four active separate investment series. There are twelve series included in this report (each a “Portfolio” and collectively, the “Portfolios”) and they are: ING BlackRock Large Cap Growth Portfolio (“BlackRock Large Cap Growth”), ING Clarion Real Estate Portfolio (“Clarion Real Estate”), ING Franklin Income Portfolio (“Franklin Income”), ING Franklin Mutual Shares Portfolio (“Franklin Mutual Shares”), ING JPMorgan Small Cap Core Equity Portfolio (“JPMorgan Small Cap Core Equity”), ING Large Cap Growth Portfolio (“Large Cap Growth”), ING Large Cap Value Portfolio (“Large Cap Value”), ING Limited Maturity Bond Portfolio (“Limited Maturity Bond”), ING PIMCO High Yield Portfolio (“PIMCO High Yield”), ING Pioneer Fund Portfolio (“Pioneer Fund”), ING Templeton Global Growth Portfolio (“Templeton Global Growth”), and ING U.S. Stock Index Portfolio (“U.S. Stock Index”).

All of the Portfolios are diversified except for Clarion Real Estate, which is a non-diversified Portfolio. The Trust is authorized to offer four classes of shares (Adviser (“ADV”), Institutional (“I”), Service (“S”), and Service 2 (“S2”)); however, not all Portfolios currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a Portfolio or a class are charged directly to that Portfolio or class. Other operating expenses shared by several Portfolios are generally allocated among those Portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC serves as the investment adviser (“DSL” or the “Investment Adviser”) to the Portfolios. ING Investment Management Co. LLC (“ING IM”) serves as the sub-adviser to Large Cap Growth, Large Cap Value, Limited Maturity Bond, and U.S. Stock Index. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for certain Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments in open-end mutual funds are valued at net asset value. Investments in securities, of sufficient credit quality, maturing in 60 days or less are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security.

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing

55

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the Act, as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that a Portfolio’s NAV is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time a Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by a Portfolio’s custodian bank or other broker-dealers or banks approved by the Trust, on each date that the NYSE is open for business.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the fund’s Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be

56

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair values nor can it be assured a Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2012, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend

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date. Dividends from net investment income, if any, are declared daily and paid monthly by PIMCO High Yield. Limited Maturity Bond may declare a dividend monthly or quarterly. For all other Portfolios, net investment income and net capital gain distributions, if any, will be declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

E. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses

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by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2012, the maximum amount of loss that Franklin Mutual Shares and PIMCO High Yield would incur if the counterparties to its derivative transactions failed to perform would be $368,486 and $1,540,636, respectively, which represents the gross payments to be received by the Portfolios on open swaps and forward foreign currency transactions were they to be unwound as of December 31, 2012. As of December 31, 2012, PIMCO High Yield received $730,000 in cash collateral from various counterparties to mitigate counterparty credit risk.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

As of December 31, 2012, Franklin Mutual Shares and PIMCO High Yield had a net liability position of $3,313,723 and $1,854,254, respectively, on open swaps and forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2012, the Portfolios could have been required to pay this amount in cash to its counterparties. There was no collateral posted as of December 31, 2012 by any Portfolio.

H. Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency

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exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Summary Portfolio of Investments.

During the year ended December 31, 2012, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Franklin Mutual Shares*	$8,142,198	$66,885,272
PIMCO High Yield*	11,304,308	56,177,949

*	For the year ended December 31, 2012, the Portfolios used forward foreign currency contracts primarily to protect their non- U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables following each respective Summary Portfolio of Investments for open forward foreign currency contract at December 31, 2012.

I. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

As of December 31, 2012, JPMorgan Small Cap Core Equity had pledged $475,000 principal value in U.S. Treasury Notes to the broker for open futures contracts which have been segregated on the Summary Portfolio of Investments.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2012, JPMorgan Small Cap Core Equity and U.S. Stock Index have purchased futures contracts on various equity indexes to increase exposure to equity risk. In addition, Limited Maturity Bond has purchased and sold futures contracts on various bonds and notes to increase exposure to interest rate risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against counterparty default.

During the year ended December 31, 2012, the Portfolios had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Summary

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolio of Investments for open futures contracts at December 31, 2012.

	Buy	Sell
JPMorgan Small Cap Core Equity	$6,887,432	$—
Limited Maturity Bond	42,451,360	18,533,464
U.S. Stock Index	56,135,899	—

J. Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract. During the year ended December 31, 2012, Franklin Mutual Shares entered into written options on equity securities to generate income. Please refer to Note 9 for the volume of written options for Franklin Mutual Shares. There were no open written options at December 31, 2012.

K. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The fair value of an OTC swap contract is recorded on each Portfolio’s Statements of Assets and Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of Assets and Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received on OTC swaps by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statements of Assets and Liabilities.

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Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed following the Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2012, for which a Portfolio is seller of protection are disclosed following the Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2012, Limited Maturity has sold credit protection through credit default swaps to manage sector allocation and security selection.

For the year ended December 31, 2012, PIMCO High Yield has purchased credit protection on CDX swaps to hedge their exposure to both the high yield and investment grade markets. PIMCO High Yield has also sold protection through credit default swaps to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market.

For the year ended December 31, 2012, Limited Maturity Bond and PIMCO High Yield had average notional amounts of $4,000,000 and $48,974,058 on credit default swaps to sell protection, respectively. Please refer to the tables following the Summary Portfolio of Investments for open credit default swaps at December 31, 2012 for PIMCO High Yield. Limited Maturity Bond did not have any open credit default swaps at December 31, 2012.

PIMCO High Yield has pledged $1,000 in cash and $1,619,000 par value in U.S. Treasury Bills as initial margin for the centrally cleared credit default swaps outstanding December 31, 2012. The U.S. Treasury Bills have been segregated on the Summary Portfolio of Investments.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2012, PIMCO High Yield has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps was $31,845,597.

For the year ended December 31, 2012, Limited Maturity Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $3,693,200.

Limited Maturity Bond and PIMCO High Yield have entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Limited Maturity Bond and PIMCO High Yield did not have open interest rate swaps at December 31, 2012.

Structured Products. Franklin Income invests in structured products which are specially-designed derivative investments whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be ‘structured’ by the purchaser (a Portfolio) and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the net change in the market value of the structured product on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. A Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the structured product. Please refer to the Summary Portfolio of investments for structured products held by Franklin Income at December 31, 2012.

L. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to

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NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

M. Securities Lending. The Portfolios may loan up to 33 1⁄3% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Each Portfolio bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each Portfolio indemnification from loss with the respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

N. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined under procedures approved by the Board.

O. Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.

P. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2012, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
BlackRock Large Cap Growth	$412,115,523	$451,099,188
Clarion Real Estate	246,587,477	223,896,591
Franklin Income	202,203,354	191,477,830
Franklin Mutual Shares	108,820,757	160,908,140
JPMorgan Small Cap Core Equity	167,037,459	171,671,911
Large Cap Growth	2,171,188,300	1,800,632,045
Large Cap Value	322,938,674	329,163,646
Limited Maturity Bond	170,350,146	109,332,267
PIMCO High Yield	276,024,407	260,432,428
Pioneer Fund	34,761,296	45,779,764
Templeton Global Growth	69,603,312	136,294,362
U.S. Stock Index	278,754,098	343,352,969

U.S. government securities not included above were as follows:

	Purchases	Sales
JPMorgan Small Cap Core Equity	$305,119	$300,000
Limited Maturity Bond	2,077,806,867	1,988,132,495
PIMCO High Yield	10,003,516	—

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Clarion Real Estate, Franklin Income, Large Cap Growth, and Large Cap Value have entered into an investment management agreement (“Investment Management Agreement”) with DSL.

The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
Clarion Real Estate	0.75% of the first $200 million; 0.70% of the next $550 million; and 0.65% of the amount in excess of $750 million

Franklin Income	0.65% of the first $500 million; and 0.60% of the amount in excess of $500 million

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NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Portfolio	Fee
Large Cap Growth	0.55% on all assets

Large Cap Value	0.65% of the first $500 million; and 0.60% of the amount in excess of $500 million

With the exception of the Portfolios in the table above, DSL, an indirect, wholly-owned subsidiary of ING Groep, provides the Portfolios with advisory and administrative services under a management agreement (the “Unified Agreement”). Under the Unified Agreement, DSL has overall responsibility for engaging sub-advisers and for monitoring and evaluating the management of the assets of each Portfolio. Sub-advisers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, DSL also is responsible for providing or procuring at DSL’s expense, the services reasonably necessary for the ordinary operation of the Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend reimbursing and auditing. As compensation for its services under the Unified Agreement, the Trust pays the Investment Adviser a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee
BlackRock Large Cap Growth	0.80% of the first $500 million; 0.75% of the next $250 million; 0.70% of the next $500 million; 0.65% of the next $750 million; and 0.60% of the amount in excess of $2 billion

Franklin Mutual Shares	0.78% of the first $4 billion; 0.75% of the next $1 billion; 0.73% of the next $1 billion; 0.73% of the next $1 billion; 0.71% of the next $1 billion; and 0.69% of the amount in excess of $8 billion

JPMorgan Small Cap Core Equity	0.900% of the first $200 million; 0.850% of the next $300 million; 0.800% of the next $250 million; and 0.750% of the amount in excess of $750 million

Portfolio	Fee
Limited Maturity Bond(1)	0.350% of the first $200 million; 0.300% of the next $300 million; and 0.250% of the amount in excess of $500 million

PIMCO High Yield	0.490% on all assets

Pioneer Fund	0.725% of the first $500 million; 0.675% of the next $500 million; and 0.625% of the amount in excess of $1 billion

Templeton Global Growth	0.96% of the first $250 million; 0.86% of the next $250 million; and 0.76% of the amount in excess of $500 million

U.S. Stock Index	0.26% on all assets

(1)	The assets of Limited Maturity Bond are aggregated with those of ING Liquid Assets Portfolio, which is not included in this report, to determine the Unified Fee.

DSL has contractually agreed to waive a portion of the advisory fee for Clarion Real Estate and Large Cap Value. The waiver is calculated as follows:

Waiver = 50% x (former sub-advisory fee minus new sub-advisory fee)

For the year ended December 31, 2012, DSL waived $246,465 for Clarion Real Estate.

For the period ended December 31, 2012, DSL waived $12,864 for Large Cap Value.

There is no guarantee that these waivers will continue. The agreements will only renew if DSL elects to renew them.

ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Clarion Real Estate, Franklin Income, Large Cap Growth, and for Large Cap Value operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from these Portfolios a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets.

The Trust and the Investment Adviser have entered into portfolio management agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by the Investment Adviser based on the average daily net

65

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

assets of the respective Portfolios. The sub-advisers of each of the Portfolios are as follows (*denotes a Related Party adviser):

Portfolio	Sub-Adviser
BlackRock Large Cap Growth	BlackRock Investment Management, LLC
Clarion Real Estate	CBRE Clarion Securities LLC
Franklin Income	Franklin Advisers, Inc.
Franklin Mutual Shares	Franklin Mutual Advisers LLC
JPMorgan Small Cap Core Equity	J.P. Morgan Investment Management Inc.
Large Cap Growth	ING Investment Management Co. LLC*
Large Cap Value	ING Investment Management Co. LLC*
Limited Maturity Bond	ING Investment Management Co. LLC*
PIMCO High Yield	Pacific Investment Management Company LLC
Pioneer Fund	Pioneer Investment Management, Inc.
Templeton Global Growth	Templeton Global Advisors Limited
U.S. Stock Index	ING Investment Management Co. LLC*

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, a sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the portfolio manager or sub-adviser. Any amount credited to a Portfolio is reflected as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a Shareholder Service Plan (the “Plan”) for each Portfolio that offers Class S and Class S2 shares. The Plan compensates IID for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2, respectively. Each Portfolio has entered into a Rule 12b-1 Distribution Plan (the “Class S2 Plan”) with IID on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a 12b-1 distribution fee, for distribution services including payments to IID at an annual rate of 0.25% of the average daily net assets. IID has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. Pursuant to a side agreement, IID agreed to waive 0.01% of the shareholder service fee for Class S shares of U.S. Stock Index. There is no guarantee that these waivers will continue.

Each Class ADV share of the respective Portfolios has a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay IID a service fee of 0.25% and a distribution fee of 0.50% of each Portfolio’s average daily net assets attributable to Class ADV shares. IID has contractually agreed to waive 0.15% of the Portfolios’ average daily net assets attributable to Class ADV shares so that the actual fee paid by a Portfolio is a rate of 0.35%. Pursuant to a side agreement IID agreed to waive 0.22% of the distribution fee for U.S. Stock Index Class ADV shares. Effective July 21, 2012, pursuant to side agreements, IID has agreed to waive an additional 0.09% and an additional 0.04% of the distribution fee for Large Cap Growth Class ADV shares. There is no guarantee that these waivers will continue.

Pursuant to an agreement, IID will limit Class S expenses, so that the operating expense limit for BlackRock Large Cap Growth does not exceed 1.04%. The Distributor may, at a later date, recoup from BlackRock Large Cap Growth shareholder service fees waived during the previous 36 months, but only if, after such recoupment, BlackRock Large Cap Growth’s expense ratio does not exceed 1.04%. As of December 31, 2012, $31,400 of such fees are subject to possible recoupment expiring June 30, 2014.

NOTE 6 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement with certain of the Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage

66

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 6 — EXPENSE LIMITATION AGREEMENT (continued)

commissions, extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class S	Class S2
Clarion Real Estate	1.25%	0.65%	0.90%	1.05%
Franklin Income	1.39%	0.79%	1.04%	1.19%
Large Cap Growth	1.20%	0.60%	0.85%	1.00%
Large Cap Value	1.29%	0.69%	0.94%	N/A

The Investment Adviser may, at a later date, recoup from a Portfolio management fees waived and other expenses assumed by each Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees by, and any recoupment to each Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

The expense limitation agreement is contractual and shall renew automatically unless DSL provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the management agreement.

As of December 31, 2012, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2013	2014	2015	Total
Clarion Real Estate	$—	$525,571	$1,269,258	$1,794,829
Franklin Income	100,338	—	—	100,338
Large Cap Growth	77,258	804,854	1,721,766	2,603,878
Large Cap Value	131,774	305,080	366,725	803,579

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by DSL until distribution in accordance with the Plan.

At December 31, 2012, the following affiliated investment companies or indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Portfolios:

Affiliated Investment Company/Subsidiary	Portfolios	Percentage
ING Franklin Templeton Founding Strategy Portfolio	Franklin Income	31.63%
	Franklin Mutual Shares	57.79
	Templeton Global Growth	50.31

ING Life Insurance and Annuity Company	BlackRock Large Cap Growth	45.77
	Clarion Real Estate	32.12
	JPMorgan Small Cap Core Equity	18.37
	Large Cap Growth	20.14
	Large Cap Value	62.77
	PIMCO High Yield	20.27
	Pioneer	36.02
	U.S. Stock Index	11.62

ING National Trust	Clarion Real Estate	8.12
	JPMorgan Small Cap Core Equity	8.60
	Large Cap Growth	5.91
	Limited Maturity Bond	8.94
	PIMCO High Yield	7.52

ING Retirement Growth Portfolio	U.S. Stock Index	32.31

ING Retirement Moderate Growth Portfolio	U.S. Stock Index	20.76

ING Retirement Moderate Portfolio	U.S. Stock Index	10.00

ING Solution 2015 Portfolio	Limited Maturity Bond	9.25

ING Solution 2025 Portfolio	Limited Maturity Bond	13.87

ING Strategic Allocation Growth Portfolio	Large Cap Value	5.96

ING USA Annuity and Life Insurance Company	BlackRock Large Cap Growth	43.52
	Clarion Real Estate	46.01
	Franklin Income	59.90
	Franklin Mutual Shares	39.05
	JPMorgan Small Cap Core Equity	55.37
	Large Cap Growth	59.18
	Large Cap Value	21.85
	Limited Maturity Bond	16.58
	PIMCO High Yield	59.19
	Pioneer	58.34
	Templeton Global Growth	47.66

ReliaStar Life Insurance Company	JPMorgan Small Cap Core Equity	10.32
	Limited Maturity Bond	8.34

Security Life of Denver Insurance Company	JPMorgan Small Cap Core Equity	5.74
	Limited Maturity Bond	5.71

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control.

67

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

Therefore, because certain Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they are deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2012, as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
BlackRock Large Cap Growth	13	$1,511,923	1.25%
Franklin Income	1	2,435,000	1.23
Franklin Mutual Shares	8	689,375	1.17
JPMorgan Small Cap Core Equity	4	1,143,750	1.23
Large Cap Growth	13	5,697,308	1.17
Large Cap Value	9	5,533,889	1.28
Limited Maturity Bond	3	3,350,000	1.17
PIMCO High Yield	2	1,107,500	1.29
Pioneer Fund	9	718,333	1.21
Templeton Global Growth	8	1,017,500	1.21
U.S. Stock Index	7	3,190,000	1.27

NOTE 9 — WRITTEN OPTIONS

Transactions in written options on equities for Franklin Mutual Shares during the year ended December 31, 2012 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/11	10	$20,250
Options Written	555	99,297
Options Terminated in Closing Purchase Transactions	(410)	(94,273)
Options Expired	(155)	(25,274)

Balance at 12/31/2012	—	$—

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
BlackRock Large Cap Growth
Class ADV
12/31/2012	342,580	—	2,633	(185,579)	159,634	3,603,164	—	26,878	(1,938,969)	1,691,073
12/31/2011	516,088	—	1,738	(296,608)	221,218	5,039,678	—	18,107	(2,815,726)	2,242,059
Class I
12/31/2012	620,494	—	119,389	(2,610,323)	(1,870,440)	6,775,370	—	1,253,584	(28,034,734)	(20,005,780)
12/31/2011	1,617,823	—	96,029	(2,626,083)	(912,231)	16,997,541	—	1,027,509	(26,293,633)	(8,268,583)
Class S
12/31/2012	2,177,902	—	74,617	(3,569,082)	(1,316,563)	23,276,578	—	780,489	(38,181,431)	(14,124,364)
12/31/2011	5,475,605	—	65,474	(4,836,869)	704,210	56,742,409	—	697,298	(46,478,214)	10,961,493
Class S2
12/31/2012	152,465	—	2,673	(157,593)	(2,455)	1,616,434	—	27,587	(1,652,877)	(8,856)
12/31/2011	377,839	—	1,846	(312,344)	67,341	3,758,385	—	19,421	(3,089,419)	688,387

68

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
Clarion Real Estate
Class ADV
12/31/2012	849,643	—	14,223	(177,740)	686,126	21,517,223	—	374,638	(4,478,830)	17,413,031
12/31/2011	740,100	—	13,229	(95,493)	657,836	16,594,600	—	310,080	(2,070,110)	14,834,570
Class I
12/31/2012	2,227,658	—	48,742	(966,931)	1,309,469	59,403,843	—	1,331,150	(25,453,035)	35,281,958
12/31/2011	1,510,582	—	42,410	(1,221,956)	331,036	35,962,917	—	1,026,754	(28,871,336)	8,118,335
Class S
12/31/2012	1,347,282	—	170,167	(3,020,939)	(1,503,490)	35,104,896	—	4,640,457	(78,732,954)	(38,987,601)
12/31/2011	1,249,846	—	243,718	(3,393,265)	(1,899,701)	28,855,738	—	5,893,092	(77,835,840)	(43,087,010)
Class S2
12/31/2012	180,623	—	8,332	(173,695)	15,260	4,729,284	—	226,042	(4,514,865)	440,461
12/31/2011	117,795	—	10,581	(130,227)	(1,851)	2,689,032	—	254,789	(2,968,890)	(25,069)
Franklin Income
Class ADV
12/31/2012	988,172	—	144,306	(134,093)	998,385	9,781,629	—	1,376,679	(1,325,697)	9,832,611
12/31/2011	996,407	—	82,816	(64,636)	1,014,587	9,941,995	—	814,083	(588,084)	10,167,994
Class I
12/31/2012	2,995,557	—	1,652,754	(5,406,528)	(758,217)	30,342,953	—	16,180,457	(54,930,499)	(8,407,089)
12/31/2011	1,755,845	—	1,706,006	(6,802,254)	(3,340,403)	17,654,059	—	17,128,305	(67,165,020)	(32,382,656)
Class S
12/31/2012	3,015,046	—	3,058,960	(6,471,620)	(397,614)	30,419,659	—	29,794,272	(65,155,928)	(4,941,997)
12/31/2011	5,498,603	—	2,804,808	(6,072,741)	2,230,670	56,118,747	—	28,020,031	(59,899,155)	24,239,623
Class S2
12/31/2012	136,111	—	56,751	(123,640)	69,222	1,367,933	—	551,619	(1,243,022)	676,530
12/31/2011	153,867	—	49,958	(173,467)	30,358	1,540,709	—	498,580	(1,719,528)	319,761
Franklin Mutual Shares
Class ADV
12/31/2012	136,423	—	11,162	(180,809)	(33,224)	1,102,457	—	88,067	(1,449,030)	(258,506)
12/31/2011	424,500	—	26,773	(68,928)	382,345	3,391,801	—	212,845	(514,898)	3,089,748
Class I
12/31/2012	1,526,091	—	577,541	(5,019,629)	(2,915,997)	12,593,832	—	4,637,651	(41,456,485)	(24,225,002)
12/31/2011	1,505,914	—	1,282,087	(5,922,557)	(3,134,556)	12,041,442	—	10,359,263	(46,561,431)	(24,160,726)
Class S
12/31/2012	553,763	—	357,593	(3,652,616)	(2,741,260)	4,541,583	—	2,867,898	(30,099,347)	(22,689,866)
12/31/2011	639,005	—	843,032	(3,464,446)	(1,982,409)	5,118,500	—	6,803,272	(27,712,131)	(15,790,359)
JPMorgan Small Cap Core Equity
Class ADV
12/31/2012	1,488,950	—	2,026	(239,460)	1,251,516	21,146,508	—	27,942	(3,370,700)	17,803,750
12/31/2011	756,191	—	3,363	(136,677)	622,877	9,783,403	—	46,477	(1,776,169)	8,053,711
Class I
12/31/2012	1,014,293	—	22,176	(905,400)	131,069	14,900,318	—	315,120	(13,189,124)	2,026,314
12/31/2011	217,193	—	32,100	(1,109,536)	(860,243)	2,919,697	—	455,502	(14,790,714)	(11,415,515)

69

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
JPMorgan Small Cap Core Equity (continued)
Class S
12/31/2012	4,959,657	—	34,553	(6,639,654)	(1,645,444)	70,831,576	—	487,538	(95,038,798)	(23,719,684)
12/31/2011	5,952,577	—	66,890	(7,056,055)	(1,036,588)	77,994,962	—	942,486	(94,721,327)	(15,783,879)
Class S2
12/31/2012	250,546	—	364	(381,288)	(130,378)	3,579,470	—	5,092	(5,451,055)	(1,866,493)
12/31/2011	297,349	—	5,192	(511,585)	(209,044)	4,018,103	—	72,639	(6,762,989)	(2,672,247)
Large Cap Growth
Class ADV
12/31/2012	10,212,190	143,923,122	161,128	(9,405,741)	144,890,699	140,804,184	1,933,926,036	2,158,187	(138,783,687)	1,938,104,720
12/31/2011	4,427,209	647,388	215,579	(177,592)	5,112,584	55,988,136	8,443,323	2,759,409	(2,231,915)	64,958,953
Class I
12/31/2012	26,489,064	—	833,996	(11,282,176)	16,040,884	385,859,326	—	11,572,537	(160,269,534)	237,162,329
12/31/2011	8,138,237	21,014,358	2,931,127	(5,161,244)	26,922,478	97,116,145	282,828,352	38,896,053	(68,560,573)	350,279,977
Class S
12/31/2012	12,602,051	—	446,823	(6,710,799)	6,338,075	178,256,926	—	6,128,913	(95,785,992)	88,599,847
12/31/2011	12,160,059	8,085,101	1,444,163	(4,722,525)	16,966,798	156,023,594	107,781,944	18,961,865	(61,269,928)	221,497,475
Class S2
12/31/2012	1,964,899	—	26,118	(598,721)	1,392,296	27,800,401	—	356,701	(8,559,012)	19,598,090
12/31/2011	1,047,442	201	36,366	(117,562)	966,447	13,593,986	2,673	476,393	(1,561,718)	12,511,334
Large Cap Value
Class ADV
12/31/2012	157,679	—	8,045	(64,315)	101,409	1,394,212	—	68,457	(565,392)	897,277
12/31/2011	165,802	213,674	2,877	(86,417)	295,936	1,359,360	1,749,211	23,623	(692,863)	2,439,331
Class I
12/31/2012	2,582,005	—	785,903	(3,811,941)	(444,033)	22,997,331	—	6,740,004	(33,858,286)	(4,120,951)
12/31/2011	4,130,915	11,562,091	280,701	(3,663,999)	12,309,708	27,410,385	94,944,537	2,318,590	(29,703,468)	94,970,044
Class S
12/31/2012	4,316,764	—	202,741	(3,943,964)	575,541	37,212,717	—	1,724,959	(34,818,379)	4,119,297
12/31/2011	2,637,769	7,527,075	78,354	(2,062,060)	8,181,138	20,971,174	61,400,774	642,497	(15,971,908)	67,042,537
Limited Maturity Bond
Class ADV
12/31/2012	1,420,996	—	23,729	(385,438)	1,059,287	14,094,856	—	234,444	(3,820,803)	10,508,497
12/31/2011	1,719,678	—	59,662	(199,301)	1,580,039	17,262,412	—	591,846	(1,990,737)	15,863,521
Class I
12/31/2012	30,779,277	—	185,028	(11,574,475)	19,389,830	312,488,817	—	1,866,934	(117,588,748)	196,767,003
12/31/2011	1,044,882	—	156,724	(3,835,869)	(2,634,263)	10,723,023	—	1,584,477	(39,357,413)	(27,049,913)
Class S
12/31/2012	560,167	—	111,236	(2,912,554)	(2,241,151)	5,709,399	—	1,129,049	(29,692,521)	(22,854,073)
12/31/2011	1,448,673	—	519,353	(3,915,682)	(1,947,656)	14,905,335	—	5,276,626	(40,306,890)	(20,124,929)
PIMCO High Yield
Class ADV
12/31/2012	3,756,646	—	396,474	(548,829)	3,604,291	38,887,330	—	4,102,950	(5,649,385)	37,340,895
12/31/2011	2,981,334	—	270,514	(753,583)	2,498,265	30,406,943	—	2,725,269	(7,614,520)	25,517,692

70

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

Year or period ended	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
	#	#	#	#	#	($)	($)	($)	($)	($)
PIMCO High Yield (continued)
Class I
12/31/2012	12,334,087	—	896,536	(24,076,508)	(10,845,885)	127,824,999	—	9,233,970	(246,206,679)	(109,147,710)
12/31/2011	15,237,469	—	1,575,510	(18,285,846)	(1,472,867)	150,920,138	—	15,931,440	(185,990,386)	(19,138,808)
Class S
12/31/2012	14,976,670	—	4,344,328	(10,832,385)	8,488,613	154,033,329	—	44,882,176	(111,845,696)	87,069,809
12/31/2011	13,125,172	—	4,513,030	(16,503,109)	1,135,093	132,308,070	—	45,650,363	(165,790,155)	12,168,278
Class S2
12/31/2012	338,273	—	20,793	(61,288)	297,778	3,509,654	—	215,872	(634,475)	3,091,051
12/31/2011	247,930	—	8,998	(27,192)	229,736	2,539,987	—	89,720	(274,127)	2,355,580
Pioneer Fund
Class ADV
12/31/2012	37,590	—	1,131	(23,185)	15,536	421,470	—	12,689	(258,568)	175,591
12/31/2011	64,705	—	1,079	(24,859)	40,925	730,644	—	11,460	(262,132)	479,972
Class I
12/31/2012	251,175	—	40,209	(587,716)	(296,332)	2,776,286	—	454,275	(6,505,400)	(3,274,839)
12/31/2011	343,432	—	48,343	(650,841)	(259,066)	3,806,375	—	511,243	(7,166,950)	(2,849,332)
Class S
12/31/2012	168,409	—	55,167	(883,347)	(659,771)	1,881,038	—	622,987	(9,876,321)	(7,372,296)
12/31/2011	499,289	—	69,316	(1,286,961)	(718,356)	5,532,075	—	736,030	(14,227,083)	(7,958,978)
Templeton Global Growth
Class ADV
12/31/2012	391	—	9	(70)	330	4,457	—	92	(834)	3,715
12/31/2011	—	—	—	—	—	—	—	—	—	—
Class I
12/31/2012	2,104,734	—	545,633	(5,929,165)	(3,278,798)	23,158,195	—	5,805,539	(68,077,134)	(39,113,400)
12/31/2011	3,138,882	—	426,528	(4,936,352)	(1,370,942)	33,046,975	—	4,981,843	(55,078,156)	(17,049,338)
Class S
12/31/2012	529,716	—	425,055	(3,358,233)	(2,403,462)	6,258,030	—	4,548,081	(38,389,233)	(27,583,122)
12/31/2011	1,932,215	—	371,326	(5,962,729)	(3,659,188)	22,316,321	—	4,355,652	(65,682,999)	(39,011,026)
Class S2
12/31/2012	28,333	—	7,053	(37,479)	(2,093)	332,705	—	74,977	(429,185)	(21,503)
12/31/2011	16,829	—	5,301	(69,901)	(47,771)	187,061	—	61,803	(792,227)	(543,363)
U.S. Stock Index
Class ADV
12/31/2012	3,546,530	—	208,709	(464,762)	3,290,477	39,535,948	—	2,281,742	(5,172,766)	36,644,924
12/31/2011	1,817,171	—	116,256	(235,222)	1,698,205	19,091,039	—	1,227,866	(2,501,520)	17,817,385
Class I
12/31/2012	55,674,477	—	17,113,487	(77,171,374)	(4,383,410)	631,086,126	—	190,717,430	(882,901,012)	(61,097,456)
12/31/2011	123,359,760	—	21,619,177	(108,582,103)	36,396,834	1,289,626,199	—	232,685,889	(1,158,019,953)	364,292,135
Class S
12/31/2012	1,172,181	—	98,104	(1,628,048)	(357,763)	13,233,404	—	1,086,220	(18,772,315)	(4,452,691)
12/31/2011	705,379	—	158,073	(524,696)	338,756	7,708,131	—	1,695,385	(5,706,127)	3,697,389
Class S2
12/31/2012	3,868,447	—	289,721	(1,394,398)	2,763,770	43,731,812	—	3,194,411	(15,607,234)	31,318,989
12/31/2011	3,140,684	—	254,375	(918,279)	2,476,780	32,886,538	—	2,707,205	(9,922,792)	25,670,951

71

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 11 — REORGANIZATIONS

On January 22, 2011, Large Cap Growth (“Acquiring Portfolio”) acquired all of the net assets of ING Legg Mason ClearBridge Aggressive Growth Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders on January 11, 2011. The purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and portfolio holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2011, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the period ended December 31, 2011, are as follows:

Net investment income	$6,695,528
Net realized and unrealized gain on investments	$22,530,036
Net increase in net assets resulting from operations	$29,225,564

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since January 22, 2011. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total net assets of Acquired Portfolio (000s)	Total net assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
Large Cap Growth	ING Legg Mason ClearBridge Aggressive Growth Portfolio	$399,056	$451,129	$—	$9,148	2.7771

The net assets of Large Cap Growth after the acquisition were $850,184,801.

On January 22, 2011, Large Cap Value (“Acquiring Portfolio”) acquired all of the net assets of ING Lord Abbett Growth and Income Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders on January 11, 2011. The purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and portfolio holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2011, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the period ended December 31, 2011, are as follows:

Net investment income	$8,432,148
Net realized and unrealized gain on investments	$8,385,117
Net increase in net assets resulting from operations	$16,817,265

72

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 11 — REORGANIZATIONS (continued)

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since January 22, 2011. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total net assets of Acquired Portfolio (000s)	Total net assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
Large Cap Value	ING Lord Abbett Growth and Income Portfolio	$158,095	$145,109	$40,529	$4,076	1.1202

The net assets of Large Cap Value after the acquisition were $303,203,745.

On July 21, 2012, Large Cap Growth (“Acquiring Portfolio”) acquired all of the net assets of ING American Funds Growth Portfolio, an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders on June 28, 2012. The purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and Portfolio holdings of the Acquiring and Acquired Portfolios. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2012, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the period ended December 31, 2012, are as follows:

Net investment income	$20,361,128
Net realized and unrealized loss on investments	$439,147,450
Net increase in net assets resulting from operations	$459,508,578

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since July 21, 2012. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total net assets of Acquired Portfolio (000s)	Total net assets of Acquiring Portfolio (000s)	Capital Loss Carryforwards (000s)	Unrealized Appreciation (000s)	Conversion Ratio
Large Cap Growth	ING American Funds Growth Portfolio	$1,933,926	$1,423,907	$31,296	$7,185	3.6408

The net assets of Large Cap Growth after the acquisition were $3,357,833,012 .

NOTE 12 — SECURITIES LENDING

Under an agreement with BNY the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios’ indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

73

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 12 — SECURITIES LENDING (continued)

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

At December 31, 2012, the following Portfolios had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Cash Collateral Received
Franklin Income	$51,727,066	$53,281,790
JPMorgan Small Cap Core Equity	20,213,202	20,797,663
Large Cap Value	2,447,200	2,520,458
Limited Maturity Bond	702,965	717,928
PIMCO High Yield	39,746,540	40,711,053
Templeton Global Growth	3,563,021	3,682,035
U.S. Stock Index	19,573,214	20,232,072

NOTE 13 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and its corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

Non-Diversified. Clarion Real Estate is classified as a non-diversified investment company under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Portfolio. The investment of a large percentage of the Portfolio’s assets in the securities of a small number of issuers may cause the Portfolio’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as nondiversified, the Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Concentration. Certain Portfolios concentrate (for purposes of the 1940 Act) their assets in securities related to a particular industry, which means that at least 25% of their assets will be invested in that particular industry at all times. As a result, a Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Foreign Investments and/or Developing and Emerging Markets. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Investment by Funds-of-Funds (U.S. Stock Index). As an underlying fund (“Underlying Fund”) of a fund-of-fund, shares of the Portfolio may be purchased by other investment companies. In some cases an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will

74

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 13 — CONCENTRATION OF INVESTMENT RISKS (continued)

attempt to minimize any adverse effects on the Underlying Funds and the fund-of-fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies. It will not purchase securities of other investment companies except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2012:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
BlackRock Large Cap Growth	$—	$(40,035)	$40,035
Clarion Real Estate	—	(95,053)	95,053
Franklin Income	—	(65,146)	65,146
Franklin Mutual Shares	—	3,932,916	(3,932,916)
JPMorgan Small Cap Core Equity	—	198	(198)
Large Cap Growth	(8)	152,723	(152,715)
Large Cap Value	(53,516)	190,960	(137,444)
Limited Maturity Bond	—	57,099	(57,099)
PIMCO High Yield	—	2,457,134	(2,457,134)
Pioneer Fund	—	(11,278)	11,278
Templeton Global Growth	—	356,794	(356,794)
U.S. Stock Index	—	(799,464)	799,464

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
BlackRock Large Cap Growth	$2,088,538	$—	$1,762,335	$—
Clarion Real Estate	6,572,287	—	7,484,715	—
Franklin Income	47,903,027	—	46,460,999	—
Franklin Mutual Shares	7,593,616	—	17,375,380	—
JPMorgan Small Cap Core Equity	835,692	—	1,517,104	—
Large Cap Growth	8,372,757	11,843,582	28,377,206	32,716,514
Large Cap Value	8,533,420	—	2,984,710	—
Limited Maturity Bond	3,230,427	—	7,452,949	—
PIMCO High Yield	58,449,364	—	64,416,436	—
Pioneer Fund	1,089,951	—	1,258,733	—
Templeton Global Growth	10,428,706	—	9,399,307	—
U.S. Stock Index	81,808,995	115,470,807	110,987,612	127,328,733

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2012 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
BlackRock Large Cap Growth	$4,391,798	$—	$29,136,840	$(33,614,934)	Short-term	2016
				(9,163,641)	Short-term	2017

				$(42,778,575)

75

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Clarion Real Estate	$9,130,370	$—	$108,950,657	$(268,107,190)	Short-term	2017
Franklin Income	45,361,430	—	9,482,734	(20,607,036)	Short-term	2016
				(41,925,368)	Short-term	2017
				(14,832,996)	Long-term	None

				$(77,365,400)

Franklin Mutual Shares	6,053,689	—	35,266,700	(24,811,850)	Short-term	2016
				(52,094,547)	Short-term	2017

				$(76,906,397)

JPMorgan Small Cap Core Equity	4,731,979	14,698,138	70,983,422	—	—	—
Large Cap Growth	20,595,454	46,464,842	271,737,690	—	—	—
Large Cap Value	7,938,622	—	27,863,036	(24,772,629)	Short-term	2016
				(22,962,480)	Short-term	2017

				$(47,735,109)

Limited Maturity Bond	2,662,648	—	2,062,923	(6,703,581)	Short-term	2017
				(282,551)	Long-term	None

				$(6,986,132)

PIMCO High Yield	7,660,932	—	70,311,741	(61,156,450)	Short-term	2017
Pioneer Fund	175,144	—	11,812,922	(301,387)	Short-term	2016
				(7,475,143)	Short-term	2017

				$(7,776,530)

Templeton Global Growth	9,833,053	—	(5,809,840)	(21,886,979)	Short-term	2017
U.S. Stock Index	22,390,378	94,315,640	816,984,812	—	—	—

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of December 31, 2012, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 15 — RESTRUCTURING PLAN

The Investment Adviser, ING IM, the Administrator and the Distributor are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of December 31, 2012 ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S. by the end of 2013. In November 2012, ING Groep announced that the European Commission agreed to an amendment to the Restructuring Plan which will extend the time for the completion of the divestiture. Under the terms of the amendment, at least 25% of ING U.S. has to be divested by the end of 2013, more than 50% has to be divested by the end of 2014, with the remaining interest divested by the end of 2016. It is anticipated that an initial public offering of a portion of the ING U.S. common stock will be conducted in 2013 as part of the Restructuring Plan. ING Groep has announced that the base case for divesting ING U.S. is an initial public offering of ING U.S. common stock, in which ING Groep anticipates selling a portion of its ownership interest in ING U.S. and thereafter divesting its remaining ownership interest over time. While the base case is an initial public offering, all options remain open and it is

76

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 15 — RESTRUCTURING PLAN (continued)

possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The investment advisory agreement for the Portfolios provides that it will terminate automatically in the event of its assignment, which would occur upon a transfer of a controlling block of the shares of the Investment Adviser. The Restructuring Plan may result in a need to obtain further Board and shareholder approval of new advisory agreements.

The Restructuring Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Investment Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. Completion of the Restructuring Plan is expected to result in the Investment Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Currently, the Investment Adviser does not anticipate that the Restructuring Plan will have an adverse impact on its operations or the operations of the Portfolios.

During the time that ING Groep retains a controlling interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep and its subsidiaries, including ING U.S. and the Investment Adviser, by U.S., European and other authorities, may negatively affect ING U.S. and the Investment Adviser. For example, restrictions on activities of entities controlled by ING Groep, including ING U.S. and the Investment Adviser, could be imposed under U.S., European or other laws or regulations, as a result of activities engaged in by ING Groep and its subsidiaries over which ING U.S. and the Investment Adviser have no control.

NOTE 16 — SUBSEQUENT EVENTS

It is anticipated that one or more of the transactions contemplated by the Restructuring Plan may be deemed to be a change of control, resulting in the automatic terminations of the existing investment advisory and sub-advisory agreements (if applicable) for the Portfolios. At a meeting held on January 10, 2013, the Board approved new advisory and sub-advisory agreements (if applicable) for the Portfolios that will take effect upon shareholder approval or the close of the IPO, whichever is later. Information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable) will be disclosed in the Portfolios’ semi-annual shareholder report to be dated June 30, 2013. A proxy statement, including disclosures regarding the Board’s considerations, is expected to be sent to shareholders of the Portfolios included in this report, as well as shareholders of other ING Funds, seeking approval of the new investment advisory and sub-advisory agreements (if applicable).

At a meeting of the Board on January 10, 2013, the Board nominated 13 individuals (collectively, the “Nominees”) for election as Trustees of the Trust. The Nominees include Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler, Roger B. Vincent, and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Albert E. DePrince Jr., Russell H. Jones, Martin J. Gavin, and Joseph E. Obermeyer, each of whom is not currently a member of the Board, but who serve as a director or trustee to other investment companies in the ING Fund Complex. These nominations are, in part, the result of an effort on the part of the Board, another board in the ING Fund Complex, and the Investment Adviser to the Portfolios to consolidate the membership of the boards so that the same members serve on each board in the ING Fund Complex. A proxy statement is being sent to shareholders of the Portfolios included in this report, as well as shareholders of other ING Funds, seeking approval of the same Nominees. If these proposals were all approved by shareholders, the result would be that all ING Funds would be governed by a board made up of the same individuals.

Subsequent to December 31, 2012, the following Portfolio paid dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
PIMCO High Yield
Class ADV	$0.0499	February 1, 2013	Daily
Class I	$0.0554	February 1, 2013	Daily
Class S	$0.0531	February 1, 2013	Daily
Class S2	$0.0518	February 1, 2013	Daily

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

77

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares		Value	Percentage of Net Assets

COMMON STOCK: 97.1%
	Consumer Discretionary: 15.8%
243,000	Comcast Corp. - Class A	$9,083,340	2.7
77,650	McGraw-Hill Cos., Inc.	4,245,125	1.3
299,700	News Corp. - Class A	7,654,338	2.3
101,200	Nike, Inc.	5,221,920	1.5
64,950	Petsmart, Inc.	4,438,683	1.3
85,400	Time Warner Cable, Inc.	8,300,026	2.5
113,490	TJX Cos., Inc.	4,817,651	1.4
167,900	Walt Disney Co.	8,359,741	2.5
27,400	Other Securities	1,111,344	0.3
		53,232,168	15.8
	Consumer Staples: 10.7%
288,275	Coca-Cola Co.	10,449,969	3.1
130,975	CVS Caremark Corp.	6,332,641	1.9
117,600	Philip Morris International, Inc.	9,836,064	2.9
135,800	Wal-Mart Stores, Inc.	9,265,634	2.8
		35,884,308	10.7
	Energy: 4.9%
33,775	Chevron Corp.	3,652,428	1.1
42,850	ExxonMobil Corp.	3,708,668	1.1
214,900	Suncor Energy, Inc.	7,087,402	2.1
36,800	Other Securities	1,979,472	0.6
		16,427,970	4.9
	Financials: 3.4%
88,650	Discover Financial Services	3,417,457	1.0
63,400	Travelers Cos., Inc.	4,553,388	1.4
104,800	US Bancorp.	3,347,312	1.0
		11,318,157	3.4
	Health Care: 10.6%
156,675	Abbott Laboratories	10,262,213	3.0
112,800	Agilent Technologies, Inc.	4,618,032	1.4
58,800	Eli Lilly & Co.	2,900,016	0.9
65,725	McKesson Corp.	6,372,696	1.9
114,375	Patterson Cos., Inc.	3,915,056	1.2
77,525	UnitedHealth Group, Inc.	4,204,956	1.2

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Health Care: (continued)
176,000	@	Warner Chilcott PLC	$2,119,040	0.6
44,000		Other Securities	1,199,000	0.4
			35,591,009	10.6
		Industrials: 12.6%
103,900		3M Co.	9,647,115	2.9
57,550		Boeing Co.	4,336,968	1.3
42,975	@	Copa Holdings S.A.	4,273,864	1.3
179,700		Covanta Holding Corp.	3,310,074	1.0
28,350		Cummins, Inc.	3,071,722	0.9
289,225	@	Delta Airlines, Inc.	3,433,101	1.0
91,200		Ingersoll-Rand PLC	4,373,952	1.3
119,600		KBR, Inc.	3,578,432	1.0
27,100		Parker Hannifin Corp.	2,305,126	0.7
175,099	@	United Continental Holdings, Inc.	4,093,815	1.2
			42,424,169	12.6
		Information Technology: 32.3%
32,475	@	Alliance Data Systems Corp.	4,701,081	1.4
47,555		Apple, Inc.	25,348,242	7.5
44,875		DST Systems, Inc.	2,719,425	0.8
238,200	@	EMC Corp.	6,026,460	1.8
22,755	@	Google, Inc. - Class A	16,141,714	4.8
44,725		International Business Machines Corp.	8,567,074	2.5
109,700		KLA-Tencor Corp.	5,239,272	1.6
18,950		Mastercard, Inc.	9,309,756	2.8
493,700		Microsoft Corp.	13,196,601	3.9
296,600		Oracle Corp.	9,882,712	2.9
91,000	@	Teradata Corp.	5,631,990	1.7
48,150		Other Securities	2,045,893	0.6
			108,810,220	32.3
		Materials: 5.2%
120,000		International Paper Co.	4,780,800	1.4
152,586		Packaging Corp. of America	5,869,983	1.7
37,600		PPG Industries, Inc.	5,089,160	1.5
9,100		Other Securities	1,848,756	0.6
			17,588,699	5.2

See Accompanying Notes to Financial Statements

78

ING BLACKROCK LARGE CAP GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Telecommunication Services: 1.6%
126,850	Verizon Communications, Inc.	$5,488,800	1.6
	Total Common Stock (Cost $297,477,425)	326,765,500	97.1

SHORT-TERM INVESTMENTS: 3.3%
	Mutual Funds: 3.3%
11,045,800	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $11,045,800)	11,045,800	3.3
	Total Short-Term Investments (Cost $11,045,800)	11,045,800	3.3

	Total Investments in Securities (Cost $308,523,225)	$337,811,300	100.4
	Liabilities in Excess of Other Assets	(1,449,403)	(0.4)

	Net Assets	$336,361,897	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

Cost for federal income tax purposes is $308,675,767.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$34,033,997
Gross Unrealized Depreciation	(4,898,464)

Net Unrealized Appreciation	$29,135,533

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$326,765,500	$—	$—	$326,765,500
Short-Term Investments	11,045,800	—	—	11,045,800

Total Investments, at fair value	$337,811,300	$—	$—	$337,811,300

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

79

ING CLARION REAL ESTATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares		Value	Percentage of Net Assets

COMMON STOCK: 99.1%
	Financials: 99.1%
263,400	American Campus Communities, Inc.	$12,150,642	1.8
87,100	American Tower Corp.	6,730,217	1.0
201,792	AvalonBay Communities, Inc.	27,360,977	4.1
324,796	Boston Properties, Inc.	34,366,665	5.2
280,520	BRE Properties, Inc.	14,258,832	2.2
234,300	CBL & Associates Properties, Inc.	4,969,503	0.8
127,800	Colonial Properties Trust	2,731,086	0.4
283,800	CubeSmart	4,134,966	0.6
727,200	DDR Corp.	11,387,952	1.7
80,557	Digital Realty Trust, Inc.	5,469,015	0.8
512,200	Douglas Emmett, Inc.	11,934,260	1.8
779,300	Duke Realty Corp.	10,808,891	1.6
524,971	Equity Residential	29,750,107	4.5
55,100	Essex Property Trust, Inc.	8,080,415	1.2
107,288	Federal Realty Investment Trust	11,160,098	1.7
1,001,153	General Growth Properties, Inc.	19,872,887	3.0
707,652	HCP, Inc.	31,971,717	4.8
460,300	Health Care Real Estate Investment Trust, Inc.	28,211,787	4.2
330,645	Healthcare Realty Trust, Inc.	7,938,786	1.2
221,747	Highwoods Properties, Inc.	7,417,437	1.1
1,822,068	Host Hotels & Resorts, Inc.	28,551,806	4.3
282,600	Kilroy Realty Corp.	13,386,762	2.0
1,076,878	Kimco Realty Corp.	20,805,283	3.1
393,100	LaSalle Hotel Properties	9,980,809	1.5
373,445	Liberty Property Trust	13,358,128	2.0
359,323	Macerich Co.	20,948,531	3.2
124,400	Pebblebrook Hotel Trust	2,873,640	0.4
277,200	Post Properties, Inc.	13,846,140	2.1
833,284	ProLogis, Inc.	30,406,533	4.6

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Financials: (continued)
201,264	Public Storage, Inc.	$29,175,229	4.4
182,000	Regency Centers Corp.	8,575,840	1.3
475,011	Simon Property Group, Inc.	75,094,489	11.3
215,654	SL Green Realty Corp.	16,529,879	2.5
301,998	Tanger Factory Outlet Centers, Inc.	10,328,332	1.6
176,774	Taubman Centers, Inc.	13,915,649	2.1
774,603	UDR, Inc.	18,420,059	2.8
413,095	Ventas, Inc.	26,735,508	4.0
184,833	Vornado Realty Trust	14,801,427	2.2
	Total Common Stock (Cost $529,039,312)	658,440,284	99.1

SHORT-TERM INVESTMENTS: 0.8%
	Mutual Funds: 0.8%
5,193,259	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $5,193,259)	5,193,259	0.8
	Total Short-Term Investments (Cost $5,193,259)	5,193,259	0.8

	Total Investments in Securities (Cost $534,232,571)	$663,633,543	99.9
	Assets in Excess of Other Liabilities	927,809	0.1

	Net Assets	$664,561,352	100.0

Cost for federal income tax purposes is $554,682,886.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$130,404,128
Gross Unrealized Depreciation	(21,453,471)

Net Unrealized Appreciation	$108,950,657

See Accompanying Notes to Financial Statements

80

ING CLARION REAL ESTATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

REIT Diversification	Percentage of Net Assets
Retail REITs	29.8%
Specialized REITs	26.4%
Residential REITs	19.1%
Office REITs	13.4%
Diversified REITs	5.8%
Industrial REITs	4.6%
Short-Term Investments	0.8%
Assets in Excess of Other Liabilities	0.1%

Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$658,440,284	$—	$—	$658,440,284
Short-Term Investments	5,193,259	—	—	5,193,259

Total Investments, at fair value	$663,633,543	$—	$—	$663,633,543

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

81

ING FRANKLIN INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 48.2%
		Consumer Discretionary: 1.0%
415,734		Other Securities	$7,926,652	1.0

		Consumer Staples: 1.3%
275,100		Other Securities(a)	10,352,200	1.3

		Energy: 8.5%
150,000		BP PLC ADR	6,246,000	0.8
365,000	L	Canadian Oil Sands Ltd.	7,401,277	0.9
100,000		Chesapeake Energy Corp.	1,662,000	0.2
64,200		Chevron Corp.	6,942,588	0.8
160,000		ConocoPhillips	9,278,400	1.1
106,235		ExxonMobil Corp.	9,194,639	1.1
155,200		Halliburton Co.	5,383,888	0.7
118,500		Royal Dutch Shell PLC - Class A ADR	8,170,575	1.0
585,400		Other Securities(a)	15,766,864	1.9
			70,046,231	8.5
		Financials: 6.4%
697,300		Bank of America Corp.	8,088,680	1.0
500,000		HSBC Holdings PLC	5,298,412	0.7
226,000		JPMorgan Chase & Co.	9,937,220	1.2
365,500		Wells Fargo & Co.	12,492,790	1.5
1,264,332		Other Securities	16,844,949	2.0
			52,662,051	6.4
		Health Care: 6.2%
150,000		Johnson & Johnson	10,515,000	1.3
410,200		Merck & Co., Inc.	16,793,588	2.0
378,100		Pfizer, Inc.	9,482,748	1.1
46,700		Roche Holding AG - Genusschein	9,441,861	1.1
115,000		Sanofi-Aventis SA ADR	5,448,700	0.7
			51,681,897	6.2
		Industrials: 2.1%
469,500		General Electric Co.	9,854,805	1.2
196,600		Other Securities	7,500,542	0.9
			17,355,347	2.1
		Information Technology: 1.8%
381,400		Intel Corp.	7,868,282	0.9
297,800		Other Securities	7,391,889	0.9
			15,260,171	1.8

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Materials: 5.8%
202,300		BHP Billiton PLC	$7,135,862	0.9
367,700		Dow Chemical Co.	11,884,064	1.4
129,100		EI Du Pont de Nemours & Co.	5,805,627	0.7
130,000		LyondellBasell Industries N.V. Cl A	7,421,700	0.9
358,500		Other Securities(a)	15,721,965	1.9
			47,969,218	5.8
		Telecommunication Services: 3.0%
275,000		AT&T, Inc.	9,270,250	1.1
2,750,000		Vodafone Group PLC	6,922,514	0.8
1,107,866		Other Securities(a)	8,621,853	1.1
			24,814,617	3.0
		Utilities: 12.1%
150,000		American Electric Power Co., Inc.	6,402,000	0.8
111,700		Dominion Resources, Inc.	5,786,060	0.7
171,165		Duke Energy Corp.	10,920,327	1.3
269,903	@,L	Dynegy, Inc.	5,163,244	0.6
85,000		Entergy Corp.	5,418,750	0.7
255,000		Exelon Corp.	7,583,700	0.9
117,430		NextEra Energy, Inc.	8,124,982	1.0
200,000		Pacific Gas & Electric Co.	8,036,000	1.0
100,000		Pinnacle West Capital Corp.	5,098,000	0.6
185,200		PPL Corp.	5,302,276	0.6
175,000		Public Service Enterprise Group, Inc.	5,355,000	0.7
105,000		Sempra Energy	7,448,700	0.9
125,000		Southern Co.	5,351,250	0.6
200,000		Xcel Energy, Inc.	5,342,000	0.6
315,000		Other Securities	9,009,530	1.1
			100,341,819	12.1
		Total Common Stock (Cost $391,905,134)	400,229,468	48.4

PREFERRED STOCK: 4.3%
		Consumer Discretionary: 0.2%
30,000		Other Securities(a)	1,323,900	0.2

See Accompanying Notes to Financial Statements

82

ING FRANKLIN INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets

PREFERRED STOCK: (continued)
		Energy: 0.7%
3,500	#,@	Chesapeake Energy Corp.	$3,117,188	0.4
25,000	@	SandRidge Energy, Inc.	2,571,875	0.3
			5,689,063	0.7
		Financials: 3.3%
1,839	#,@,P	Ally Financial, Inc.	1,806,300	0.2
9,300	@	Bank of America Corp.	10,555,500	1.3
8,000	@	Wells Fargo & Co.	9,800,000	1.2
712,110		Other Securities(a)	5,192,938	0.6
			27,354,738	3.3
		Materials: 0.1%
33,000		Other Securities	1,233,210	0.1
		Total Preferred Stock (Cost $47,526,533)	35,600,911	4.3

WARRANTS: 0.1%
		Consumer Discretionary: 0.1%
22,236		Other Securities	355,665	0.1

		Utilities: 0.0%
21,595		Other Securities	27,210	0.0
		Total Warrants (Cost $1,798,381)	382,875	0.1

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 45.0%
		Consumer Discretionary: 9.7%
$1,800,000	#	Academy Ltd. / Academy Finance Corp., 9.250%, 08/01/19	$2,007,000	0.2
1,500,000	#	Algeco Scotsman Global Finance Plc, 8.500%, 10/15/18	1,560,000	0.2
6,700,000		Cablevision Systems Corp., 7.750%-8.625%, 09/15/17-04/15/20	7,578,125	0.9

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Discretionary: (continued)
$4,443,750		Chrysler Group, LLC - Term Loan B, 6.000%, 05/24/17	$4,547,414	0.5
4,300,000	L	Chrysler Group, LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	4,751,500	0.6
6,182,944		Clear Channel Communications, Inc., 3.862%, 11/13/15	5,139,573	0.6
5,300,000		Clear Channel Communications, Inc., 9.000%, 03/01/21	4,756,750	0.6
1,853,000	#	Clear Channel Communications, Inc., 9.000%, 12/15/19	1,704,760	0.2
2,700,000	#	CSC Holdings, LLC, 6.750%, 11/15/21	3,007,125	0.4
5,000,000		Cumulus Media, Inc., 7.500%, 03/01/19	5,162,500	0.6
2,000,000	#	Innovation Ventures, LLC / Innovation Ventures Finance Corp., 9.500%, 08/15/19	1,890,000	0.2
3,000,000	#	Landry’s, Inc., 9.375%, 05/01/20	3,180,000	0.4
400,000	#	MGM Resorts International, 6.750%, 10/01/20	409,500	0.1
EUR 2,750,000	#	UPC Germany GmbH, 8.125%, 12/01/17	3,945,683	0.5
EUR 1,500,000	#	UPC Germany GmbH, 9.625%, 12/01/19	2,226,439	0.2
2,000,000	#	UR Financing Escrow Corp., 7.625%, 04/15/22	2,245,000	0.3

See Accompanying Notes to Financial Statements

83

ING FRANKLIN INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Discretionary: (continued)
EUR 1,500,000	#	Volkswagen International Finance NV, 5.500%, 11/09/15	$2,169,258	0.3
23,079,728		Other Securities(a)	24,139,080	2.9
			80,419,707	9.7
		Consumer Staples: 1.6%
800,000	#	JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20	852,000	0.1
900,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC / Reynolds Group Issuer Lu, 5.750%, 10/15/20	931,500	0.1
4,200,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC / Reynolds Group Issuer Lu, 7.875%-9.875%, 08/15/19-02/15/21	4,547,000	0.6
1,000,000	#	US Foodservice, 8.500%, 06/30/19	1,025,000	0.1
5,300,000		Other Securities(a)	5,564,250	0.7
			12,919,750	1.6
		Energy: 6.0%
2,000,000		Chesapeake Energy Corp. - Term Loan B, 5.750%, 12/02/17	2,006,388	0.3
6,000,000	L	Chesapeake Energy Corp., 7.250%, 12/15/18	6,570,000	0.8
7,800,000		Chesapeake Energy Corp., 6.775%-6.875%, 08/15/18-11/15/20	8,268,000	1.0

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
$919,000	#	Expro Finance Luxembourg SCA, 8.500%, 12/15/16	$964,950	0.1
2,000,000	#	Halcon Resources Corp., 9.750%, 07/15/20	2,170,000	0.3
1,000,000	#	Midstates Petroleum Co., Inc. / Midstates Petroleum Co., LLC, 10.750%, 10/01/20	1,067,500	0.1
2,600,000	#	Samson Investment Co., 9.750%, 02/15/20	2,762,500	0.3
3,200,000		SandRidge Energy, Inc., 9.875%, 05/15/16	3,464,000	0.4
4,000,000	#	SandRidge Energy, Inc., 8.000%, 06/01/18	4,260,000	0.5
16,600,000		Other Securities(a)	18,134,693	2.2
			49,668,031	6.0
		Financials: 3.9%
1,500,000		Bank of America Corp., 8.125%, 12/29/49	1,662,765	0.2
GBP 1,000,000	#	Boparan Holdings Ltd., 9.875%, 04/30/18	1,843,760	0.2
12,500,000		JPMorgan Chase & Co., 7.900%, 04/29/49	14,213,400	1.7
1,000,000	#	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 7.375%, 10/01/17	1,032,500	0.1
2,000,000	#	Liberty Mutual Group, Inc., 10.750%, 06/15/58	3,000,000	0.4

See Accompanying Notes to Financial Statements

84

ING FRANKLIN INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
$2,300,000	#	Nuveen Investments, Inc., 9.500%, 10/15/20	$2,300,000	0.3
2,500,000	#	UPCB Finance III Ltd., 6.625%, 07/01/20	2,690,625	0.3
5,000,000		Other Securities	5,546,312	0.7
			32,289,362	3.9
		Health Care: 3.3%
9,600,000		HCA, Inc., 6.500%-7.500%, 02/15/16-02/15/22	10,791,000	1.3
5,000,000		Tenet Healthcare Corp., 9.250%, 02/01/15	5,637,500	0.7
5,205,000		Tenet Healthcare Corp., 8.000%-10.000%, 05/01/18-08/01/20	5,797,878	0.7
4,500,000		Other Securities	4,733,000	0.6
			26,959,378	3.3
		Industrials: 3.1%
1,600,000	#,L	Abengoa Finance SAU, 8.875%, 11/01/17	1,512,000	0.2
1,100,000	#	CEVA Group PLC, 8.375%, 12/01/17	1,094,500	0.1
3,600,000	#	CEVA Group PLC, 11.500%, 04/01/18	3,042,000	0.4
1,000,000	#	CEVA Group PLC, 12.750%, 03/31/20	740,000	0.1
1,000,000	#,&	Jaguar Holding Co. I, 9.375%, 10/15/17	1,055,000	0.1
1,500,000	#	Laureate Education, Inc., 9.250%, 09/01/19	1,575,000	0.2
15,797,500		Other Securities(a)	16,679,344	2.0
			25,697,844	3.1
		Information Technology: 7.1%
3,276,964		First Data Corp. - Term Loan B-3, 4.211%, 03/24/18	3,281,827	0.4
8,500,000		First Data Corp., 11.250%, 03/31/16	8,372,500	1.0

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Information Technology: (continued)
$6,400,000		First Data Corp., 12.625%, 01/15/21	$6,768,000	0.8
4,179,000	#	First Data Corp., 8.250%, 01/15/21	4,199,895	0.5
3,187,000	#,&	First Data Corp., 8.750%, 01/15/22	3,274,642	0.4
5,742,365	&,L	First Data Corp., 5.211%-10.550%, 09/24/15-03/24/17	5,786,676	0.7
5,980,000		Freescale Semiconductor, Inc., 10.750%, 08/01/20	6,443,450	0.8
3,000,000	#	Freescale Semiconductor, Inc., 9.250%, 04/15/18	3,292,500	0.4
4,426,000	#	Freescale Semiconductor, Inc., 10.125%, 03/15/18	4,912,860	0.6
3,333,000	L	Freescale Semiconductor, Inc., 8.050%-10.125%, 12/15/16-02/01/20	3,343,823	0.4
8,829,807		Other Securities	9,262,623	1.1
			58,938,796	7.1
		Materials: 3.6%
4,000,000	#,L	Cemex SAB de CV, 9.000%, 01/11/18	4,350,000	0.5
2,205,000		Cemex SAB de CV, 3.250%-3.750%, 03/15/16-03/15/18	2,512,956	0.3
1,500,000	#,L	FMG Resources August 2006 Pty Ltd., 6.875%, 02/01/18	1,554,375	0.2
600,000	#,L	FMG Resources August 2006 Pty Ltd., 7.000%, 11/01/15	633,000	0.1
2,000,000	#,L	FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19	2,140,000	0.2

See Accompanying Notes to Financial Statements

85

ING FRANKLIN INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Materials: (continued)
EUR 3,220,000	#,L	Ineos Group Holdings PLC, 7.875%, 02/15/16	$4,224,763	0.5
1,800,000	#	Inmet Mining Corp., 8.750%, 06/01/20	1,975,500	0.3
EUR2,500,000	#	Kerling PLC, 10.625%, 02/01/17	3,176,148	0.4
EUR 1,800,000	#	Kinove German Bondco GmbH, 10.000%, 06/15/18	2,637,276	0.3
2,500,000	#,L	Molycorp, Inc., 10.000%, 06/01/20	2,337,500	0.3
4,000,000		Other Securities	4,255,000	0.5
			29,796,518	3.6
		Telecommunication Services: 2.3%
3,500,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	4,331,250	0.5
5,500,000		Sprint Nextel Corp., 7.000%-11.500%, 03/01/17-11/15/21	7,053,125	0.9
6,900,000		Other Securities(a)	7,418,250	0.9
			18,802,625	2.3
		Utilities: 4.4%
904,000	#	Calpine Corp., 7.500%, 02/15/21	1,003,440	0.1
708,000	#	Calpine Corp., 7.875%, 07/31/20	798,270	0.1
872,000	#	Calpine Corp., 7.875%, 01/15/23	989,720	0.1
1,500,000	#	Intergen NV, 9.000%, 06/30/17	1,350,000	0.1

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)
$14,830,999		Texas Competitive Electric Holdings Co., LLC - Term Loan, 4.713%, 10/10/17	$9,987,091	1.2
2,000,000	#,L	Texas Competitive Electric Holdings Co., LLC / TCEH Finance, Inc., 11.500%, 10/01/20	1,575,000	0.2
7,590,025		Texas Competitive Electric Holdings Co., LLC, 4.810%, 10/10/17	5,111,070	0.6
15,420,086	&	Texas Competitive Electric Holdings Co., LLC, 10.250%-10.500%, 11/01/15-11/01/16	4,547,042	0.6
21,592,614		Other Securities	11,421,214	1.4
			36,782,847	4.4
		Total Corporate Bonds/Notes (Cost $357,788,282)	372,274,858	45.0

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.3%
2,746,447	#	Banc of America Large Loan, Inc., 2.509%, 11/15/15	2,748,417	0.3
		Total Collateralized Mortgage Obligations (Cost $2,529,987)	2,748,417	0.3

STRUCTURED PRODUCTS: 0.2%
		Banks: 0.2%
50,000	#,@,Z	Freeport-McMoRan Copper & Gold, Inc. - ELN, 10,000%, 11/05/13	1,819,265	0.2
		Total Structured Products (Cost $1,971,000)	1,819,265	0.2
		Total Long-Term Investments (Cost $801,548,317)	811,236,529	98.1

See Accompanying Notes to Financial Statements

86

ING FRANKLIN INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 6.7%
	Securities Lending Collateralcc(1): 6.4%
$12,654,639	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $12,654,847, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $12,907,732, due 08/01/27-01/01/43)	$12,654,639	1.6
12,654,639	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $12,654,778, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $12,907,733, due 10/01/16-12/20/42)	12,654,639	1.5
2,663,234	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $2,663,260, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $2,716,503, due 10/31/17-08/15/22)	2,663,234	0.3

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
$12,654,639	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $12,654,769, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $12,907,734, due 08/09/13-06/20/42)	$12,654,639	1.5
12,654,639	Royal Bank of Canada, Repurchase Agreement dated 12/26/12, 0.18%, due 01/02/13 (Repurchase Amount $12,655,076, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $12,907,732, due 10/01/32-01/01/43)	12,654,639	1.5
		53,281,790	6.4

See Accompanying Notes to Financial Statements

87

ING FRANKLIN INCOME PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Structured Products: 0.3%
$150,000	@	Corning, Inc. - ELN, 9.000%, 10/18/13 (Cost $1,942,500)	$1,954,320	0.3
		Total Short-Term Investments (Cost $55,224,290)	55,236,110	6.7

		Total Investments in Securities (Cost $856,772,607)	$866,472,639	104.8
		Liabilities in Excess of Other Assets	(39,778,306)	(4.8)

		Net Assets	$826,694,333	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
&	Payment-in-kind
ADR	American Depositary Receipt
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.
EUR	EU Euro
GBP	British Pound

Cost for federal income tax purposes is $857,001,784.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$91,590,937
Gross Unrealized Depreciation	(82,120,082)

Net Unrealized Appreciation	$9,470,855

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$7,926,652	$—	$—	$7,926,652
Consumer Staples	5,983,185	4,369,015	—	10,352,200
Energy	70,046,231	—	—	70,046,231
Financials	39,542,323	13,119,728	—	52,662,051
Health Care	42,240,036	9,441,861	—	51,681,897
Industrials	17,355,347	—	—	17,355,347
Information Technology	15,260,171	—	—	15,260,171
Materials	40,833,356	7,135,862	—	47,969,218
Telecommunication Services	12,475,827	12,338,790	—	24,814,617
Utilities	100,341,819	—	—	100,341,819

Total Common Stock	352,004,947	46,405,256	—	398,410,203

Preferred Stock	14,340,910	21,260,001	—	35,600,911
Warrants	382,875	—	—	382,875
Corporate Bonds/Notes	—	372,274,858	—	372,274,858
Collateralized Mortgage Obligations	—	2,748,417	—	2,748,417
Structured Products	—	1,819,265	—	1,819,265
Short-Term Investments	—	55,236,110	—	55,236,110

Total Investments, at fair value	$366,728,732	$499,743,907	$—	$866,472,639

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

88

ING FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 85.6%
		Consumer Discretionary: 9.5%
351,622		British Sky Broadcasting PLC	$4,434,821	1.0
136,539		CBS Corp. - Class B	5,195,309	1.1
154,440	@	General Motors Co.	4,452,505	1.0
292,214		News Corp. - Class B	7,667,695	1.7
592,520		Reed Elsevier PLC	6,255,650	1.4
88,769		Time Warner Cable, Inc.	8,627,459	1.9
587,592		Other Securities	6,402,400	1.4
			43,035,839	9.5
		Consumer Staples: 16.8%
138,520		Altria Group, Inc.	4,352,298	1.0
190,047		British American Tobacco PLC	9,661,081	2.1
196,264		CVS Caremark Corp.	9,489,364	2.1
77,537		Dr Pepper Snapple Group, Inc.	3,425,585	0.8
103,868		General Mills, Inc.	4,197,306	0.9
207,702		Imperial Tobacco Group PLC	8,052,972	1.8
225,168		Kroger Co.	5,858,871	1.3
39,524		Lorillard, Inc.	4,611,265	1.0
190,146		Mondelez International, Inc.	4,843,019	1.1
44,277		Pernod-Ricard S.A.	5,137,088	1.1
106,990		Walgreen Co.	3,959,700	0.9
382,357		Other Securities	12,479,513	2.7
			76,068,062	16.8
		Energy: 12.2%
67,659		Apache Corp.	5,311,231	1.2
107,401		Baker Hughes, Inc.	4,386,257	1.0
554,065		BP PLC	3,852,385	0.8
143,970		Consol Energy, Inc.	4,621,437	1.0
263,513		Marathon Oil Corp.	8,079,309	1.8
188,030		Nexen, Inc.	5,065,528	1.1
98,130	@	Plains Exploration & Production Co.	4,606,222	1.0
238,620		Royal Dutch Shell PLC	8,213,396	1.8
92,015	@	Transocean Ltd.	4,108,470	0.9
149,467		Other Securities	7,140,738	1.6
			55,384,973	12.2

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: 16.2%
80,286		ACE Ltd.	$6,406,823	1.4
229,712	@	American International Group, Inc.	8,108,834	1.8
12,350	@	Alleghany Corp.	4,142,437	0.9
49,872	#,@,X	Bond Street Holdings, LLC	947,923	0.2
119,902		Citigroup, Inc.	4,743,323	1.1
130,979		Metlife, Inc.	4,314,448	1.0
223,190		Morgan Stanley	4,267,393	0.9
117,880		PNC Financial Services Group, Inc.	6,873,583	1.5
20,198	@	White Mountains Insurance Group Ltd.	10,401,970	2.3
1,027,183		Other Securities	23,134,212	5.1
			73,340,946	16.2
		Health Care: 9.9%
113,767		Cigna Corp.	6,081,984	1.3
162,398		Medtronic, Inc.	6,661,566	1.5
303,892		Merck & Co., Inc.	12,441,338	2.7
200,290		Pfizer, Inc.	5,023,273	1.1
784,772		Other Securities	14,767,367	3.3
			44,975,528	9.9
		Industrials: 4.8%
681		AP Moller - Maersk A/S - Class B	5,156,978	1.1
491,295		Other Securities	16,637,227	3.7
			21,794,205	4.8
		Information Technology: 7.9%
285,306		Cisco Systems, Inc.	5,606,263	1.2
5,529	@	Google, Inc. - Class A	3,922,107	0.9
339,421		Microsoft Corp.	9,072,723	2.0
199,102	@	Symantec Corp.	3,745,109	0.8
112,902		TE Connectivity Ltd.	4,190,922	0.9
659,362		Xerox Corp.	4,496,849	1.0
295,240		Other Securities	4,939,490	1.1
			35,973,463	7.9
		Materials: 4.1%
173,671		International Paper Co.	6,919,053	1.5
107,357		MeadWestvaco Corp.	3,421,468	0.8

See Accompanying Notes to Financial Statements

89

ING FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Materials: (continued)
175,665		Other Securities	$8,267,033	1.8
			18,607,554	4.1
		Telecommunication Services: 1.8%
3,145,044		Vodafone Group PLC	7,916,949	1.8

		Utilities: 2.4%
161,533		NRG Energy, Inc.	3,713,644	0.8
245,066		Other Securities	7,199,274	1.6
			10,912,918	2.4
		Total Common Stock (Cost $350,037,739)	388,010,437	85.6

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 4.7%
		Consumer Discretionary: 1.3%
2,575,000	#	Clear Channel Communications, Inc., 9.000%, 12/15/19	$2,369,000	0.5
4,243,940	&	Clear Channel Communications, Inc., 3.859%-11.000%, 01/29/16-08/01/16	3,441,142	0.8
302,722		Other Securities	314,074	0.0
			6,124,216	1.3
		Financials: 0.6%
467,000	#	Realogy Corp., 7.875%, 02/15/19	511,365	0.1
216,000	#	Realogy Corp., 9.000%, 01/15/20	249,480	0.1
3,058,806		Other Securities(a)	1,866,329	0.4
			2,627,174	0.6
		Industrials: 0.6%
2,499,000	#,±	American Airlines, Inc., 7.500%, 03/15/16	2,705,168	0.6
102,531		Other Securities	108,683	0.0
			2,813,851	0.6

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Telecommunication Services: 0.2%
EUR 167,000	#	Wind Acquisition Finance S.A., 7.375%, 02/15/18	$219,882	0.1
EUR 100,000	#	Wind Acquisition Finance S.A., 7.375%, 02/15/18	134,471	0.0
EUR 237,000	#	Wind Acquisition Finance S.A., 11.750%, 07/15/17	329,253	0.1
100,000	#	Wind Acquisition Finance S.A., 11.750%, 07/15/17	105,250	0.0
			788,856	0.2
		Utilities: 2.0%
1,200,000	#	Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc., 11.750%, 03/01/22	1,338,000	0.3
3,208,000	#	Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc., 11.500%, 10/01/20	2,526,300	0.6
6,400,233		Texas Competitive Electric Holdings Co., LLC, 4.708%, 10/10/17	4,309,872	0.9
826,000		Texas Competitive Electric Holdings Co., LLC, 10.250%, 11/01/15	245,735	0.1
624,000		Other Securities	482,825	0.1
			8,902,732	2.0
		Total Corporate Bonds/Notes (Cost $23,427,239)	21,256,829	4.7
		Total Long-Term Investments (Cost $373,464,978)	409,267,266	90.3

SHORT-TERM INVESTMENTS: 8.7%
		U.S. Treasury Bills: 8.7%
3,000,000		United States Treasury Bill, 0.070%, 04/11/13	2,999,403	0.7
2,000,000		United States Treasury Bill, 0.090%, 05/02/13	1,999,416	0.4
2,000,000		United States Treasury Bill, 0.100%, 05/30/13	1,999,138	0.4

See Accompanying Notes to Financial Statements

90

ING FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	U.S. Treasury Bills: (continued)
4,000,000	United States Treasury Bill, 0.020%, 02/21/13	$3,999,860	0.9
4,000,000	United States Treasury Bill, 0.030%, 01/17/13	3,999,947	0.9
2,000,000	United States Treasury Bill, 0.030%, 01/24/13	1,999,957	0.4
3,000,000	United States Treasury Bill, 0.040%, 03/21/13	2,999,724	0.7
3,000,000	United States Treasury Bill, 0.050%, 01/31/13	2,999,869	0.7
6,500,000	United States Treasury Bill, 0.060%, 01/03/13	6,499,970	1.4
4,000,000	United States Treasury Bill, 0.060%, 02/07/13	3,999,756	0.9
3,000,000	United States Treasury Bill, 0.090%, 05/16/13	2,998,941	0.7
1,000,000	United States Treasury Bill, 0.090%, 05/09/13	999,683	0.2
2,000,000	United States Treasury Bill, 02/28/13	1,999,984	0.4
		39,495,648	8.7
	Total Short-Term Investments (Cost $39,491,726)	39,495,648	8.7

	Total Investments in Securities (Cost $412,956,704)	$448,762,914	99.0
	Assets in Excess of Other Liabilities	4,413,295	1.0

	Net Assets	$453,176,209	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
&	Payment-in-kind
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(a)	The grouping contains securities in default.
EUR	EU Euro

Cost for federal income tax purposes is $413,541,506.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$64,279,860
Gross Unrealized Depreciation	(29,058,452)

Net Unrealized Appreciation	$35,221,408

See Accompanying Notes to Financial Statements

91

ING FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$32,194,735	$10,841,104	$—	$43,035,839
Consumer Staples	53,216,921	22,851,141	—	76,068,062
Energy	43,319,192	12,065,781	—	55,384,973
Financials	64,653,289	6,017,735	2,669,922	73,340,946
Health Care	44,975,528	—	—	44,975,528
Industrials	16,637,227	5,156,978	—	21,794,205
Information Technology	34,866,182	1,107,281	—	35,973,463
Materials	11,964,734	6,642,820	—	18,607,554
Telecommunication Services	—	7,916,949	—	7,916,949
Utilities	8,571,626	2,341,292	—	10,912,918

Total Common Stock	$310,399,434	$74,941,081	$2,669,922	$388,010,437

Corporate Bonds/Notes	—	21,256,829	—	21,256,829
Short-Term Investments	—	39,495,648	—	39,495,648

Total Investments, at fair value	$310,399,434	$135,693,558	$2,669,922	$448,762,914

Other Financial Instruments+
Forward Foreign Currency Contracts	—	368,486	—	368,486

Total Assets	$310,399,434	$136,062,044	$2,669,922	$449,131,400

Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(3,313,723)	$—	$(3,313,723)

Total Liabilities	$—	$(3,313,723)	$—	$(3,313,723)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING Franklin Mutual Shares Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Bank of America	EU Euro	311,066	Buy	01/17/13	$396,460	$410,645	$14,185
Bank of America	EU Euro	309,446	Buy	01/17/13	395,042	408,506	13,464
Bank of America	EU Euro	134,092	Buy	01/17/13	173,974	177,018	3,044
Bank of America	EU Euro	357,122	Buy	01/17/13	465,707	471,444	5,737
Bank of America	EU Euro	61,120	Buy	01/17/13	78,909	80,686	1,777
Bank of America	EU Euro	107,175	Buy	01/17/13	139,236	141,483	2,247
Bank of America	EU Euro	71,300	Buy	01/17/13	92,039	94,125	2,086
Bank of America	EU Euro	100,562	Buy	01/17/13	129,533	132,754	3,221
Bank of America	EU Euro	160,262	Buy	01/17/13	208,650	211,565	2,915
Bank of America	EU Euro	85,001	Buy	01/17/13	110,172	112,211	2,039
Bank of America	EU Euro	183,314	Buy	01/17/13	239,660	241,996	2,336

See Accompanying Notes to Financial Statements

92

ING FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Bank of America	Japanese Yen	4,979,800	Buy	04/22/13	$60,518	$57,532	$(2,986)
Bank of America	Japanese Yen	620,000	Buy	04/22/13	7,558	7,163	(395)
Bank of America	EU Euro	148,594	Buy	01/17/13	187,136	196,161	9,025
Bank of America	Japanese Yen	1,814,750	Buy	04/22/13	22,065	20,966	(1,099)
Bank of America	British Pound	102,000	Buy	02/19/13	161,775	165,671	3,896
Barclays Bank PLC	EU Euro	158,291	Buy	01/17/13	204,737	208,963	4,226
Barclays Bank PLC	EU Euro	188,008	Buy	01/17/13	244,130	248,193	4,063
Barclays Bank PLC	EU Euro	129,952	Buy	01/17/13	167,516	171,552	4,036
Barclays Bank PLC	EU Euro	111,534	Buy	01/17/13	144,208	147,239	3,031
Credit Suisse Group AG	EU Euro	100,714	Buy	01/17/13	132,614	132,955	341
Credit Suisse Group AG	British Pound	101,407	Buy	02/19/13	163,851	164,707	856
Credit Suisse Group AG	EU Euro	325,000	Buy	01/17/13	415,707	429,039	13,332
Credit Suisse Group AG	EU Euro	201,360	Buy	01/17/13	256,130	265,819	9,689
Credit Suisse Group AG	EU Euro	238,421	Buy	01/17/13	304,670	314,745	10,075
Credit Suisse Group AG	EU Euro	261,318	Buy	01/17/13	339,275	344,972	5,697
Credit Suisse Group AG	EU Euro	59,738	Buy	01/17/13	76,986	78,861	1,875
Credit Suisse Group AG	EU Euro	189,584	Buy	01/17/13	246,260	250,274	4,014
Credit Suisse Group AG	British Pound	172,067	Buy	02/19/13	277,563	279,475	1,912
Credit Suisse Group AG	EU Euro	126,273	Buy	01/17/13	162,588	166,696	4,108
Credit Suisse Group AG	EU Euro	155,664	Buy	01/17/13	200,136	205,495	5,359
Credit Suisse Group AG	EU Euro	111,534	Buy	01/17/13	144,210	147,238	3,028
Credit Suisse Group AG	EU Euro	108,221	Buy	01/17/13	140,798	142,865	2,067
Credit Suisse Group AG	EU Euro	146,133	Buy	01/17/13	191,197	192,913	1,716
Credit Suisse Group AG	Swiss Franc	1,900	Buy	02/11/13	2,032	2,079	47
Credit Suisse Group AG	Japanese Yen	1,659,200	Buy	04/22/13	20,136	19,169	(967)
Credit Suisse Group AG	Swiss Franc	1,332	Buy	02/11/13	1,432	1,458	26
Credit Suisse Group AG	EU Euro	38,919	Buy	01/17/13	47,038	51,378	4,340
Deutsche Bank AG	EU Euro	295,443	Buy	01/17/13	390,630	390,020	(610)
Deutsche Bank AG	EU Euro	46,046	Buy	01/17/13	60,671	60,786	115
Deutsche Bank AG	EU Euro	100,050	Buy	01/17/13	132,431	132,078	(353)
Deutsche Bank AG	British Pound	131,300	Buy	02/19/13	212,220	213,260	1,040
Deutsche Bank AG	British Pound	237,861	Buy	02/19/13	383,104	386,340	3,236
Deutsche Bank AG	EU Euro	169,000	Buy	01/17/13	219,257	223,100	3,843
Deutsche Bank AG	EU Euro	66,000	Buy	01/17/13	85,668	87,128	1,460
Deutsche Bank AG	EU Euro	248,016	Buy	01/17/13	321,565	327,411	5,846
Deutsche Bank AG	British Pound	165,933	Buy	02/19/13	267,725	269,513	1,788
Deutsche Bank AG	EU Euro	95,183	Buy	01/17/13	123,163	125,653	2,490
Deutsche Bank AG	EU Euro	92,101	Buy	01/17/13	118,799	121,584	2,785
Deutsche Bank AG	EU Euro	100,958	Buy	01/17/13	130,024	133,277	3,253
Deutsche Bank AG	EU Euro	111,534	Buy	01/17/13	144,207	147,239	3,032
Deutsche Bank AG	Japanese Yen	1,100,000	Buy	04/22/13	12,864	12,708	(156)
Deutsche Bank AG	EU Euro	90,000	Buy	01/17/13	113,337	118,811	5,474
Deutsche Bank AG	EU Euro	99,610	Buy	01/17/13	124,957	131,497	6,540
Deutsche Bank AG	British Pound	20,500	Buy	02/19/13	33,081	33,297	216
Deutsche Bank AG	Japanese Yen	2,436,950	Buy	04/22/13	30,739	28,155	(2,584)
Deutsche Bank AG	British Pound	470,000	Buy	02/19/13	752,174	763,386	11,212
Deutsche Bank AG	EU Euro	177,000	Buy	01/17/13	213,864	233,661	19,797
Deutsche Bank AG	EU Euro	299,470	Buy	01/17/13	364,290	395,336	31,046
HSBC	EU Euro	129,300	Buy	01/17/13	167,797	170,691	2,894
HSBC	EU Euro	72,155	Buy	01/17/13	93,071	95,253	2,182
HSBC	EU Euro	97,017	Buy	01/17/13	124,920	128,074	3,154
HSBC	EU Euro	148,000	Buy	01/17/13	191,447	195,378	3,931
HSBC	EU Euro	152,920	Buy	01/17/13	185,158	201,872	16,714
HSBC	Japanese Yen	1,866,600	Buy	04/22/13	23,453	21,565	(1,888)
Merrill Lynch & Co., Inc.	EU Euro	75,452	Buy	01/17/13	91,655	99,605	7,950
State Street	EU Euro	14,600	Buy	01/17/13	18,994	19,274	280

See Accompanying Notes to Financial Statements

93

ING FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
State Street	EU Euro	50,000	Buy	01/17/13	$63,876	$66,007	$2,131
State Street	EU Euro	9,744	Buy	01/17/13	12,565	12,863	298
State Street	British Pound	99,200	Buy	02/19/13	160,175	161,123	948
State Street	British Pound	62,210	Buy	02/19/13	100,988	101,043	55
Wells Fargo	Swiss Franc	1,800	Buy	02/11/13	1,889	1,970	81
Wells Fargo	British Pound	264,014	Buy	02/19/13	416,928	428,818	11,890

							$294,453

Bank of America	EU Euro	200,841	Sell	01/17/13	259,905	265,135	(5,230)
Bank of America	British Pound	72,440	Sell	02/19/13	116,479	117,659	(1,180)
Bank of America	Swiss Franc	2,800	Sell	02/11/13	3,017	3,064	(47)
Bank of America	British Pound	84,098	Sell	02/19/13	134,857	136,594	(1,737)
Bank of America	British Pound	183,575	Sell	02/19/13	294,055	298,167	(4,112)
Bank of America	Swiss Franc	2,600	Sell	02/11/13	2,749	2,845	(96)
Bank of America	EU Euro	62,698	Sell	01/17/13	81,330	82,769	(1,439)
Bank of America	EU Euro	42,310	Sell	01/17/13	54,645	55,854	(1,209)
Bank of America	EU Euro	27,146	Sell	01/17/13	34,612	35,836	(1,224)
Bank of America	EU Euro	512,000	Sell	01/17/13	634,073	675,902	(41,829)
Bank of America	Swiss Franc	1,010	Sell	02/11/13	1,062	1,105	(43)
Bank of America	EU Euro	37,666	Sell	01/17/13	46,387	49,724	(3,337)
Bank of America	EU Euro	327,279	Sell	01/17/13	403,391	432,048	(28,657)
Bank of America	EU Euro	49,487	Sell	01/17/13	61,309	65,329	(4,020)
Bank of America	Swiss Franc	26,384	Sell	02/11/13	27,113	28,868	(1,755)
Bank of America	British Pound	647,820	Sell	02/19/13	1,014,546	1,052,206	(37,660)
Barclays Bank PLC	British Pound	45,894	Sell	02/19/13	73,643	74,543	(900)
Barclays Bank PLC	EU Euro	65,387	Sell	01/17/13	85,846	86,319	(473)
Barclays Bank PLC	Swiss Franc	990	Sell	02/11/13	1,042	1,083	(41)
Barclays Bank PLC	EU Euro	49,487	Sell	01/17/13	61,344	65,329	(3,985)
Barclays Bank PLC	EU Euro	50,000	Sell	01/17/13	61,870	66,006	(4,136)
Barclays Bank PLC	Swiss Franc	26,216	Sell	02/11/13	26,931	28,685	(1,754)
Barclays Bank PLC	British Pound	339,277	Sell	02/19/13	531,918	551,062	(19,144)
Barclays Bank PLC	British Pound	163,109	Sell	02/19/13	254,704	264,925	(10,221)
Credit Suisse Group AG	EU Euro	94,048	Sell	01/17/13	121,879	124,155	(2,276)
Credit Suisse Group AG	Swiss Franc	377	Sell	02/11/13	407	413	(6)
Credit Suisse Group AG	British Pound	3,103	Sell	02/19/13	4,970	5,040	(70)
Credit Suisse Group AG	British Pound	42,049	Sell	02/19/13	67,428	68,297	(869)
Credit Suisse Group AG	Swiss Franc	2,600	Sell	02/11/13	2,814	2,845	(31)
Credit Suisse Group AG	British Pound	92,871	Sell	02/19/13	149,462	150,843	(1,381)
Credit Suisse Group AG	Swiss Franc	1,187	Sell	02/11/13	1,264	1,299	(35)
Credit Suisse Group AG	EU Euro	42,310	Sell	01/17/13	54,643	55,854	(1,211)
Credit Suisse Group AG	EU Euro	15,825	Sell	01/17/13	19,647	20,890	(1,243)
Credit Suisse Group AG	EU Euro	19,663	Sell	01/17/13	24,194	25,957	(1,763)
Credit Suisse Group AG	EU Euro	49,954	Sell	01/17/13	61,475	65,945	(4,470)
Deutsche Bank AG	British Pound	337,051	Sell	02/19/13	542,383	547,447	(5,064)
Deutsche Bank AG	British Pound	49,173	Sell	02/19/13	78,716	79,868	(1,152)
Deutsche Bank AG	Swiss Franc	1,005	Sell	02/11/13	1,066	1,099	(33)
Deutsche Bank AG	Japanese Yen	3,010,000	Sell	04/22/13	34,988	34,775	213
Deutsche Bank AG	EU Euro	43,591	Sell	01/17/13	57,289	57,545	(256)
Deutsche Bank AG	EU Euro	67,865	Sell	01/17/13	86,607	89,590	(2,983)
Deutsche Bank AG	EU Euro	96,582	Sell	01/17/13	122,142	127,500	(5,358)
Deutsche Bank AG	EU Euro	80,000	Sell	01/17/13	99,791	105,610	(5,819)
HSBC	Swiss Franc	1,699	Sell	02/11/13	1,837	1,859	(22)
HSBC	EU Euro	13,450	Sell	01/17/13	17,232	17,755	(523)
HSBC	EU Euro	90,486	Sell	01/17/13	115,852	119,453	(3,601)
HSBC	Japanese Yen	3,785,050	Sell	04/22/13	46,676	43,729	2,947

See Accompanying Notes to Financial Statements

94

ING FRANKLIN MUTUAL SHARES PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
HSBC	EU Euro	326,671	Sell	01/17/13	$402,390	$431,245	$(28,855)
HSBC	EU Euro	12,984	Sell	01/17/13	16,093	17,140	(1,047)
HSBC	EU Euro	34,881	Sell	01/17/13	43,215	46,047	(2,832)
HSBC	Japanese Yen	55,220,250	Sell	04/22/13	697,798	637,963	59,835
HSBC	EU Euro	18,452,059	Sell	01/17/13	22,628,406	24,358,940	(1,730,534)
HSBC	British Pound	21,899,676	Sell	02/19/13	34,327,742	35,569,996	(1,242,254)
HSBC	British Pound	225,015	Sell	02/19/13	353,310	365,475	(12,165)
HSBC	British Pound	169,638	Sell	02/19/13	266,170	275,530	(9,360)
Merrill Lynch & Co., Inc.	EU Euro	163,640	Sell	01/17/13	201,619	216,024	(14,405)
Merrill Lynch & Co., Inc.	EU Euro	141,817	Sell	01/17/13	175,383	187,216	(11,833)
Merrill Lynch & Co., Inc.	EU Euro	25,968	Sell	01/17/13	32,167	34,281	(2,114)
Merrill Lynch & Co., Inc.	EU Euro	259,327	Sell	01/17/13	320,681	342,343	(21,662)
Merrill Lynch & Co., Inc.	British Pound	163,109	Sell	02/19/13	254,763	264,925	(10,162)
Standard Chartered Bank	EU Euro	40,546	Sell	01/17/13	50,458	53,525	(3,067)

							$(3,239,690)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$368,486

Total Asset Derivatives		$368,486

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$3,313,723

Total Liability Derivatives		$3,313,723

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Foreign currency related transactions*	Written options	Total
Equity contracts	$—	$100,840	$100,840
Foreign exchange contracts	3,862,845	—	3,862,845

Total	$3,862,845	$100,840	$3,963,685

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Foreign currency related transactions*	Written options	Total
Equity contracts	$—	$7,950	$7,950
Foreign exchange contracts	(5,886,870)	—	(5,886,870)

Total	$(5,886,870)	$7,950	$(5,878,920)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

95

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 94.8%
		Consumer Discretionary: 16.7%
126,920		Allison Transmission Holdings, Inc.	$2,591,707	0.5
228,430		American Eagle Outfitters	4,685,099	1.0
108,370		Brinker International, Inc.	3,358,386	0.7
123,150		Cinemark Holdings, Inc.	3,199,437	0.7
51,385		Cracker Barrel Old Country Store	3,302,000	0.7
58,630	@,L	Deckers Outdoor Corp.	2,361,030	0.5
141,329	@	Iconix Brand Group, Inc.	3,154,463	0.7
69,721	@	Jarden Corp.	3,604,576	0.8
39,636		Morningstar, Inc.	2,490,330	0.5
71,370	@	Papa John’s International, Inc.	3,921,068	0.8
92,790	@	Penn National Gaming, Inc.	4,556,917	1.0
62,920		Pool Corp.	2,662,774	0.6
2,001,481		Other Securities(a)	38,058,234	8.2
			77,946,021	16.7
		Consumer Staples: 2.0%
51,820		J&J Snack Foods Corp.	3,313,371	0.7
340,000		Other Securities(a)	5,757,222	1.3
			9,070,593	2.0
		Energy: 6.1%
72,560		Cimarex Energy Co.	4,188,889	0.9
278,980		Patterson-UTI Energy, Inc.	5,197,397	1.1
63,270		Tidewater, Inc.	2,826,904	0.6
1,008,731		Other Securities(a)	16,358,115	3.5
			28,571,305	6.1
		Financials: 22.8%
385,230		Associated Banc-Corp.	5,054,218	1.1
89,491		EastGroup Properties, Inc.	4,815,511	1.0
71,966		First Republic Bank	2,359,045	0.5
60,320		Greenhill & Co., Inc.	3,136,037	0.7
246,324		HFF, Inc.	3,670,228	0.8
287,000		Janus Capital Group, Inc.	2,445,240	0.5
65,090		Mid-America Apartment Communities, Inc.	4,214,577	0.9

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
131,120		National Retail Properties, Inc.	$4,090,944	0.9
95,000		Omega Healthcare Investors, Inc.	2,265,750	0.5
126,820		ProAssurance Corp.	5,350,536	1.1
194,221		RLJ Lodging Trust	3,762,061	0.8
272,432		Umpqua Holdings Corp.	3,211,973	0.7
4,056,672		Other Securities(a)	61,931,333	13.3
			106,307,453	22.8
		Health Care: 9.0%
27,350	@	Idexx Laboratories, Inc.	2,538,080	0.6
24,180	@	MWI Veterinary Supply, Inc.	2,659,800	0.6
179,780	@	PSS World Medical, Inc.	5,192,047	1.1
2,132,410		Other Securities(a)	31,349,349	6.7
			41,739,276	9.0
		Industrials: 16.4%
75,600		Deluxe Corp.	2,437,344	0.5
189,021		Herman Miller, Inc.	4,048,830	0.9
121,090		KAR Auction Services, Inc.	2,450,862	0.5
163,910		Knight Transportation, Inc.	2,398,003	0.5
91,461	@	RBC Bearings, Inc.	4,579,452	1.0
59,190		Regal-Beloit Corp.	4,171,119	0.9
167,509	@,L	Rexnord Corp.	3,567,942	0.8
75,600		Toro Co.	3,249,288	0.7
25,920		TransDigm Group, Inc.	3,534,451	0.8
199,365		Waste Connections, Inc.	6,736,544	1.4
2,060,456		Other Securities(a)	39,016,949	8.4
			76,190,784	16.4
		Information Technology: 11.4%
72,930		Anixter International, Inc.	4,666,061	1.0
69,060	@	Micros Systems, Inc.	2,930,906	0.6
3,189,414		Other Securities(a)	45,466,548	9.8
			53,063,515	11.4
		Materials: 7.3%
29,340		Airgas, Inc.	2,678,449	0.6
81,350		Aptargroup, Inc.	3,882,022	0.8

See Accompanying Notes to Financial Statements

96

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Materials: (continued)
112,270	@	Crown Holdings, Inc.	$4,132,659	0.9
165,490		Silgan Holdings, Inc.	6,882,729	1.5
740,370		Other Securities(a)	16,514,794	3.5
			34,090,653	7.3
		Telecommunication Services: 0.2%
163,200		Other Securities	1,101,748	0.2

		Utilities: 2.9%
69,620		Northwest Natural Gas Co.	3,077,204	0.7
109,280		NorthWestern Corp.	3,795,294	0.8
201,828		Other Securities	6,662,975	1.4
			13,535,473	2.9
		Total Common Stock (Cost $366,785,694)	441,616,821	94.8

EXCHANGE-TRADED FUNDS: 1.0%
55,950		iShares Russell 2000 Index Fund	4,716,025	1.0
		Total Exchange-Traded Funds (Cost $4,731,048)	4,716,025	1.0

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: 0.1%
		U.S. Treasury Notes: 0.1%
$475,000	S	0.250%, due 11/30/13	$475,353	0.1
		Total U.S. Treasury Obligations (Cost $475,206)	475,353	0.1
		Total Long-Term Investments (Cost $371,991,948)	446,808,199	95.9

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 8.6%
	Securities Lending Collateralcc(1): 4.5%
$4,939,519	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $4,939,600, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $5,038,309, due 08/01/27-01/01/43)	$4,939,519	1.0
4,939,519	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $4,939,573, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $5,038,310, due 10/01/16-12/20/42)	4,939,519	1.1
1,039,587	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $1,039,597, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $1,060,381, due 10/31/17-08/15/22)	1,039,587	0.2

See Accompanying Notes to Financial Statements

97

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
$4,939,519	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $4,939,570, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $5,038,310, due 08/09/13-06/20/42)	$4,939,519	1.1
4,939,519	Nomura Securities, Repurchase Agreement dated 12/31/12, 0.35%, due 01/02/13 (Repurchase Amount $4,939,614, collateralized by various U.S. Government Agency Obligations, 0.000%-6.101%, Market Value plus accrued interest $5,038,309, due 03/10/14-12/20/42)	4,939,519	1.1
		20,797,663	4.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 4.1%
19,180,531	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $19,180,531)	$19,180,531	4.1
	Total Short-Term Investments (Cost $39,978,194)	39,978,194	8.6

	Total Investments in Securities (Cost $411,970,142)	$486,786,393	104.5
	Liabilities in Excess of Other Assets	(21,072,488)	(4.5)

	Net Assets	$465,713,905	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $415,802,971.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$93,372,375
Gross Unrealized Depreciation	(22,388,953)

Net Unrealized Appreciation	$70,983,422

See Accompanying Notes to Financial Statements

98

ING JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$441,616,821	$—	$—	$441,616,821
Exchange-Traded Funds	4,716,025	—	—	4,716,025
Short-Term Investments	19,180,531	20,797,663	—	39,978,194
U.S. Treasury Obligations	—	475,353	—	475,353

Total Investments, at fair value	$465,513,377	$21,273,016	$—	$486,786,393

Other Financial Instruments+
Futures	230,208	—	—	230,208

Total Assets	$465,743,585	$21,273,016	$—	$487,016,601

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING JPMorgan Small Cap Core Equity Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	116	03/15/13	$9,820,560	$230,208

			$9,820,560	$230,208

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets - Unrealized appreciation*	$230,208

Total Asset Derivatives		$230,208

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$452,237

Total	$452,237

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$173,627

Total	$173,627

See Accompanying Notes to Financial Statements

99

ING LARGE CAP GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.1%
		Consumer Discretionary: 17.0%
2,108,700		Comcast Corp. – Class A	$78,823,206	2.2
1,230,740	@	Delphi Automotive PLC	47,075,805	1.3
844,860	@	Discovery Communications, Inc. - Class A	53,631,713	1.5
875,410		Harley-Davidson, Inc.	42,755,024	1.2
1,422,190		Home Depot, Inc.	87,962,452	2.4
1,091,921		Macy’s, Inc.	42,606,757	1.2
830,286	@	Michael Kors Holdings Ltd.	42,369,495	1.2
608,980		Petsmart, Inc.	41,617,693	1.1
1,319,000		Starbucks Corp.	70,724,780	1.9
876,869		Wyndham Worldwide Corp.	46,658,200	1.3
1,831,070		Other Securities	62,414,550	1.7
			616,639,675	17.0
		Consumer Staples: 13.0%
1,810,030		Coca-Cola Enterprises, Inc.	57,432,252	1.6
724,260		Costco Wholesale Corp.	71,535,160	2.0
797,370		Estee Lauder Cos, Inc.	47,730,568	1.3
527,810		JM Smucker Co.	45,518,335	1.3
2,049,560		Mondelez International, Inc.	52,202,293	1.4
921,030		Philip Morris International, Inc.	77,034,949	2.1
1,163,500		Wal-Mart Stores, Inc.	79,385,605	2.2
445,630		Whole Foods Market, Inc.	40,699,388	1.1
			471,538,550	13.0
		Energy: 4.7%
800,090	@	Cameron International Corp.	45,173,082	1.3
598,910		EOG Resources, Inc.	72,342,339	2.0
1,507,770		Halliburton Co.	52,304,541	1.4
			169,819,962	4.7
		Financials: 4.9%
699,360		Ameriprise Financial, Inc.	43,800,917	1.2
288,690		Blackrock, Inc.	59,675,110	1.7

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
555,830		T. Rowe Price Group, Inc.	$36,201,208	1.0
511,200		Travelers Cos., Inc.	36,714,384	1.0
			176,391,619	4.9
		Health Care: 10.9%
1,281,450		Abbott Laboratories	83,934,975	2.3
764,760	@	Covidien PLC	44,157,242	1.2
1,258,550	@	Express Scripts Holding Co.	67,961,700	1.9
932,710	@	Gilead Sciences, Inc.	68,507,550	1.9
367,610		McKesson Corp.	35,643,465	1.0
498,630	@	Watson Pharmaceuticals, Inc.	42,882,180	1.2
444,041		Other Securities	53,821,780	1.4
			396,908,892	10.9
		Industrials: 12.4%
1,315,465		Ametek, Inc.	49,422,020	1.4
1,214,700		Danaher Corp.	67,901,730	1.9
703,730		Equifax, Inc.	38,085,867	1.1
371,580		Flowserve Corp.	54,547,944	1.5
742,970		Pall Corp.	44,771,372	1.2
560,270		Roper Industries, Inc.	62,458,900	1.7
666,840		Union Pacific Corp.	83,835,125	2.3
1,240,840		Other Securities	47,876,018	1.3
			448,898,976	12.4
		Information Technology: 31.6%
1,077,760		Analog Devices, Inc.	45,330,586	1.3
529,790		Apple, Inc.	282,393,964	7.8
1,276,310		Broadcom Corp.	42,386,255	1.2
2,629,420	@	EMC Corp.	66,524,326	1.8
430,930	@	F5 Networks, Inc.	41,864,849	1.2
190,625	@	Google, Inc. - Class A	135,223,656	3.7
666,390		International Business Machines Corp.	127,647,005	3.5
590,000		Intuit, Inc.	35,105,000	1.0
2,406,370	@	Juniper Networks, Inc.	47,333,298	1.3
1,701,290	@	NetApp, Inc.	57,078,279	1.6
3,732,447		Oracle Corp.	124,365,134	3.4

See Accompanying Notes to Financial Statements

100

ING LARGE CAP GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Information Technology: (continued)
899,230	Qualcomm, Inc.	$55,770,245	1.5
558,940	Visa, Inc.	84,724,125	2.3
		1,145,746,722	31.6
	Materials: 3.6%
736,890	Eastman Chemical Co.	50,145,364	1.4
839,760	Monsanto Co.	79,483,284	2.2
		129,628,648	3.6
	Total Common Stock (Cost $3,281,177,459)	3,555,573,044	98.1

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.1%
	Mutual Funds: 2.1%
77,499,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $77,499,000)	$77,499,000	2.1
	Total Short-Term Investments (Cost $77,499,000)	77,499,000	2.1

	Total Investments in Securities (Cost $3,358,676,459)	$3,633,072,044	100.2
	Liabilities in Excess of Other Assets	(7,810,987)	(0.2)

	Net Assets	$3,625,261,057	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

Cost for federal income tax purposes is $3,361,334,354.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$308,310,115
Gross Unrealized Depreciation	(36,572,425)

Net Unrealized Appreciation	$271,737,690

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$3,555,573,044	$—	$—	$3,555,573,044
Short-Term Investments	77,499,000	—	—	77,499,000

Total Investments, at fair value	$3,633,072,044	$—	$—	$3,633,072,044

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

101

ING LARGE CAP VALUE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 94.5%
		Consumer Discretionary: 9.6%
177,708		Comcast Corp. - Class A	$6,642,725	1.9
112,206	@	Delphi Automotive PLC	4,291,880	1.2
219,012		Lowe’s Cos., Inc.	7,779,306	2.2
108,731		Macy’s, Inc.	4,242,684	1.2
91,200	@	Penn National Gaming, Inc.	4,478,832	1.2
59,300		Six Flags Entertainment Corp.	3,629,160	1.0
103,877		Other Securities	3,336,529	0.9
			34,401,116	9.6
		Consumer Staples: 6.5%
154,165		Coca-Cola Enterprises, Inc.	4,891,655	1.4
50,596		JM Smucker Co.	4,363,399	1.2
126,595		Kraft Foods Group, Inc.	5,756,275	1.6
43,678		Philip Morris International, Inc.	3,653,228	1.0
66,601		Wal-Mart Stores, Inc.	4,544,186	1.3
			23,208,743	6.5
		Energy: 13.8%
34,694		EOG Resources, Inc.	4,190,688	1.2
281,174		ExxonMobil Corp.	24,335,610	6.8
203,006		Halliburton Co.	7,042,278	2.0
50,596		Royal Dutch Shell PLC - Class A ADR	3,488,594	1.0
142,704		Statoil ASA ADR	3,573,308	1.0
161,186		Other Securities	6,605,009	1.8
			49,235,487	13.8
		Financials: 25.4%
70,008		Ameriprise Financial, Inc.	4,384,601	1.2
129,796		BB&T Corp.	3,778,362	1.1
138,883		Citigroup, Inc.	5,494,211	1.5
77,030		EPR Properties	3,551,853	1.0
310,603		Fifth Third Bancorp.	4,718,060	1.3
242,865		JPMorgan Chase & Co.	10,678,774	3.0
167,486		Lincoln National Corp.	4,337,887	1.2
74,242		PNC Financial Services Group, Inc.	4,329,051	1.2
70,525		Prudential Financial, Inc.	3,761,098	1.1
526,800		Regions Financial Corp.	3,750,816	1.1

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
162,426		SunTrust Bank	$4,604,777	1.3
70,629		Travelers Cos., Inc.	5,072,575	1.4
204,143		US Bancorp.	6,520,327	1.8
144,562		Weingarten Realty Investors	3,869,925	1.1
344,988		Wells Fargo & Co.	11,791,690	3.3
194,643	@	XL Group PLC	4,877,754	1.4
299,243		Other Securities(a)	4,956,461	1.4
			90,478,222	25.4
		Health Care: 10.3%
57,721		Abbott Laboratories	3,780,725	1.1
72,487		Eli Lilly & Co.	3,575,059	1.0
126,493		Medtronic, Inc.	5,188,743	1.4
251,952		Merck & Co., Inc.	10,314,915	2.9
550,371		Pfizer, Inc.	13,803,305	3.9
			36,662,747	10.3
		Industrials: 9.6%
99,851		Ametek, Inc.	3,751,402	1.0
58,030		Boeing Co.	4,373,141	1.2
70,216		General Dynamics Corp.	4,863,862	1.4
520,839		General Electric Co.	10,932,411	3.1
32,100		Roper Industries, Inc.	3,578,508	1.0
30,254		Union Pacific Corp.	3,803,533	1.1
48,935		Other Securities	2,874,442	0.8
			34,177,299	9.6
		Information Technology: 6.2%
93,142		Automatic Data Processing, Inc.	5,310,025	1.5
463,117		Cisco Systems, Inc.	9,100,249	2.5
137,437		Microchip Technology, Inc.	4,479,072	1.3
119,361		Other Securities	3,190,520	0.9
			22,079,866	6.2
		Materials: 3.6%
105,117		International Paper Co.	4,187,862	1.2
107,079		Nucor Corp.	4,623,671	1.3
105,736		Packaging Corp. of America	4,067,664	1.1
			12,879,197	3.6
		Telecommunication Services: 3.6%
153,387		CenturyTel, Inc.	6,000,499	1.7
161,392		Verizon Communications, Inc.	6,983,432	1.9
			12,983,931	3.6

See Accompanying Notes to Financial Statements

102

ING LARGE CAP VALUE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Utilities: 5.9%
248,853	CenterPoint Energy, Inc.	$4,790,420	1.3
81,206	DTE Energy Co.	4,876,420	1.4
58,547	Entergy Corp.	3,732,371	1.0
211,061	Great Plains Energy, Inc.	4,286,649	1.2
190,875	NV Energy, Inc.	3,462,473	1.0
		21,148,333	5.9
	Total Common Stock (Cost $308,412,265)	337,254,941	94.5

EXCHANGE-TRADED FUNDS: 2.4%
119,281	iShares Russell 1000 Value Index Fund	8,686,042	2.4
	Total Exchange-Traded Funds (Cost $8,567,509)	8,686,042	2.4
	Total Long-Term Investments (Cost $316,979,774)	345,940,983	96.9

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.8%
	Securities Lending Collateralcc(1): 0.7%
$493,425	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $493,430, collateralized by various U.S. Government Securities, 0.000%-3.375%, Market Value plus accrued interest $503,294, due 07/31/13-11/15/39)	$493,425	0.1

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
$1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,000,011, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 10/01/16-12/20/42)	$1,000,000	0.3
27,033	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%, due 01/02/13 (Repurchase Amount $27,033, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $27,574, due 08/09/13-04/18/36)	27,033	0.0
1,000,000	Nomura Securities, Repurchase Agreement dated 12/31/12, 0.35%, due 01/02/13 (Repurchase Amount $1,000,019, collateralized by various U.S. Government Agency Obligations, 0.000%-6.101%, Market Value plus accrued interest $1,020,000, due 03/10/14-12/20/42)	1,000,000	0.3
		2,520,458	0.7

See Accompanying Notes to Financial Statements

103

ING LARGE CAP VALUE PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 3.1%
10,966,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $10,966,000)	$10,966,000	3.1
	Total Short-Term Investments (Cost $13,486,458)	13,486,458	3.8

	Total Investments in Securities (Cost $330,466,232)	$359,427,441	100.7
	Liabilities in Excess of Other Assets	(2,583,580)	(0.7)

	Net Assets	$356,843,861	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $331,563,928.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$31,829,311
Gross Unrealized Depreciation	(3,965,798)

Net Unrealized Appreciation	$27,863,513

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$337,254,941	$—	$—	$337,254,941
Exchange-Traded Funds	8,686,042	—	—	8,686,042
Short-Term Investments	10,966,000	2,520,458	—	13,486,458

Total Investments, at fair value	$356,906,983	$2,520,458	$—	$359,427,441

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

104

ING LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 37.9%
		Consumer Discretionary: 1.7%
$1,463,000		COX Communications, Inc., 4.625%-5.500%, 06/01/13-10/01/15	$1,529,267	0.4
1,581,000		Walt Disney Co., 1.100%, 12/01/17	1,585,602	0.4
3,366,000		Other Securities(a)	3,497,693	0.9
			6,612,562	1.7
		Consumer Staples: 3.5%
1,270,000		Coca-Cola Co., 0.750%, 03/13/15	1,280,369	0.3
750,000		Coca-Cola Co., 1.800%, 09/01/16	775,105	0.2
833,000	#	Kraft Foods Group, Inc., 1.625%, 06/04/15	848,305	0.2
350,000		PepsiCo, Inc./NC, 0.800%, 08/25/14	351,970	0.1
1,322,000		PepsiCo, Inc., 0.700%, 08/13/15	1,324,439	0.3
1,008,000		PepsiCo, Inc., 0.875%-1.250%, 10/25/13-08/13/17	1,012,729	0.3
1,215,000		Procter & Gamble Co., 0.700%-1.450%, 08/15/14-08/15/16	1,226,994	0.3
355,000	#	SABMiller Holdings, Inc., 1.850%, 01/15/15	362,148	0.1
6,538,000		Other Securities	6,718,762	1.7
			13,900,821	3.5
		Energy: 2.3%
1,221,000		BP Capital Markets PLC, 0.700%-0.910%, 03/11/14-11/06/15	1,224,194	0.3
1,385,000		Shell International Finance BV, 3.100%, 06/28/15	1,467,993	0.3
6,537,000		Other Securities	6,709,173	1.7
			9,401,360	2.3
		Financials: 16.9%
498,000	#	ABN Amro Bank NV, 3.000%, 01/31/14	507,672	0.1
600,000	#	American Honda Finance Corp., 1.850%, 09/19/14	610,518	0.2
750,000	#	Australia & New Zealand Banking Group Ltd., 2.125%, 01/10/14	760,745	0.2

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
$660,000		Bank of America Corp., 1.500%, 10/09/15	$663,769	0.2
1,200,000		Bank of America Corp., 3.750%, 07/12/16	1,283,435	0.3
1,250,000		Bank of Montreal, 0.800%, 11/06/15	1,248,981	0.3
1,515,000		Bank of New York Mellon Corp., 1.200%, 02/20/15	1,531,948	0.4
1,250,000		Bank of Nova Scotia, 0.750%, 10/09/15	1,243,900	0.3
1,250,000		Barclays Bank PLC, 2.375%, 01/13/14	1,271,424	0.3
1,896,000		BB&T Corp., 1.600%-5.200%, 04/28/14-08/15/17	1,996,822	0.5
1,380,000		Berkshire Hathaway Finance Corp., 2.450%, 12/15/15	1,451,673	0.4
667,000	#	BNP Paribas Home Loan Covered Bonds SA, 2.200%, 11/02/15	687,692	0.2
1,440,000		Caterpillar Financial Services Corp., 1.375%, 05/20/14	1,457,990	0.4
1,374,000		Caterpillar Financial Services Corp., 0.700%-1.100%, 05/29/15-11/06/15	1,379,413	0.3
1,360,000		Citigroup, Inc., 2.650%-6.000%, 12/13/13-03/02/15	1,407,788	0.4
1,645,000		Credit Suisse/New York NY, 3.500%, 03/23/15	1,735,551	0.4
1,400,000		Fifth Third Bancorp., 3.625%, 01/25/16	1,496,536	0.4
1,350,000		General Electric Capital Corp., 1.000%, 12/11/15	1,356,295	0.3
1,400,000		General Electric Capital Corp., 4.875%, 03/04/15	1,516,781	0.4
1,400,000		General Electric Capital Corp., 3.750%-4.750%, 09/15/14-11/14/14	1,482,147	0.4
2,540,000		Goldman Sachs Group, Inc., 0.805%, 01/12/15	2,505,962	0.7

See Accompanying Notes to Financial Statements

105

ING LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
$500,000		Goldman Sachs Group, Inc., 1.312%, 02/07/14	$501,597	0.1
600,000	#	Hyundai Capital America, 1.625%, 10/02/15	603,961	0.2
550,000	#	International Lease Finance Corp., 6.500%, 09/01/14	589,875	0.1
1,750,000		JPMorgan Chase & Co., 3.150%, 07/05/16	1,855,087	0.4
1,800,000		JPMorgan Chase & Co., 3.700%, 01/20/15	1,896,014	0.5
1,370,000		Merrill Lynch & Co., Inc., 5.000%, 02/03/14	1,426,065	0.4
900,000	#	MetLife Institutional Funding II, 1.625%, 04/02/15	917,391	0.2
1,401,000		Morgan Stanley, 2.875%-6.000%, 01/24/14-04/28/15	1,445,260	0.4
314,000	#	New York Life Global Funding, 1.300%, 01/12/15	318,252	0.1
165,000	#	Nordea Bank AB, 3.700%, 11/13/14	173,287	0.0
960,000	#	Principal Life Global Funding II, 0.930%, 07/09/14	960,051	0.2
1,500,000		Prudential Financial, Inc., 3.875%, 01/14/15	1,587,746	0.4
1,220,000		Royal Bank of Canada, 1.150%, 03/13/15	1,233,908	0.3
1,211,000		Santander Holdings USA, Inc./PA, 3.000%, 09/24/15	1,233,917	0.3
1,150,000		State Street Corp., 2.875%, 03/07/16	1,220,651	0.3
1,209,000		US Bancorp, 1.125%, 10/30/13	1,217,078	0.3
373,000		US Bancorp, 2.200%, 11/15/16	388,872	0.1
21,610,000		Other Securities	22,094,484	5.5
			67,260,538	16.9

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Health Care: 4.0%
$1,000,000	#	AbbVie, Inc., 1.200%, 11/06/15	$1,007,299	0.3
1,250,000		Covidien International Finance SA, 1.350%, 05/29/15	1,267,664	0.3
1,250,000		Genentech, Inc., 4.750%, 07/15/15	1,379,260	0.3
1,379,000		McKesson Corp., 0.950%, 12/04/15	1,381,814	0.4
1,250,000		St. Jude Medical, Inc., 2.500%, 01/15/16	1,296,401	0.3
9,435,000		Other Securities	9,744,405	2.4
			16,076,843	4.0
		Industrials: 0.9%
3,408,000		Other Securities	3,544,200	0.9

		Information Technology: 3.2%
2,210,000		International Business Machines Corp., 0.550%, 02/06/15	2,211,423	0.5
230,000		International Business Machines Corp., 1.950%, 07/22/16	239,172	0.1
2,141,000		Oracle Corp., 1.200%-3.750%, 07/08/14-10/15/17	2,202,108	0.6
7,962,000		Other Securities	8,121,960	2.0
			12,774,663	3.2
		Materials: 1.6%
1,250,000		EI du Pont de Nemours & Co., 1.750%, 03/25/14	1,271,326	0.3
321,000	#	Xstrata Canada Financial Corp., 2.850%, 11/10/14	329,623	0.1
1,100,000	#	Xstrata Finance Canada Ltd., 1.800%, 10/23/15	1,106,638	0.3
3,488,000		Other Securities	3,638,083	0.9
			6,345,670	1.6
		Telecommunication Services: 1.6%
1,750,000		AT&T, Inc., 0.800%, 12/01/15	1,751,055	0.4
3,310,000		Verizon Communications, Inc., 1.950%, 03/28/14	3,370,878	0.9
1,120,000		Other Securities	1,175,739	0.3
			6,297,672	1.6

See Accompanying Notes to Financial Statements

106

ING LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Utilities: 2.2%
$1,271,000		NextEra Energy Capital Holdings, Inc., 1.200%, 06/01/15	$1,280,801	0.3
1,465,000		Georgia Power Co., 0.625%, 11/15/15	1,462,757	0.4
541,000		Georgia Power Co., 0.750%, 08/10/15	542,826	0.1
1,076,000		Progress Energy, Inc., 5.625%, 01/15/16	1,217,787	0.3
4,207,000		Other Securities	4,338,693	1.1
			8,842,864	2.2
		Total Corporate Bonds/Notes (Cost $149,445,488)	151,057,193	37.9

COLLATERALIZED MORTGAGE OBLIGATIONS: 6.0%
1,024,680	#	BAMLL-DB Trust, 2.343%, 04/13/29	1,041,820	0.3
1,490,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 4.621%, 07/10/43	1,493,180	0.4
140,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 4.668%, 07/10/43	152,465	0.0
1,250,000		Bear Stearns Commercial Mortgage Securities, 5.540%, 09/11/41	1,439,089	0.4
150,000	#	CSMC Series 2009-RR3, 5.342%, 12/15/43	173,142	0.0
677,642	#	JP Morgan Chase Commercial Mortgage Securities Corp., 4.158%, 01/12/39	698,253	0.2
907,304	#	JP Morgan Chase Commercial Mortgage Securities Corp., 5.491%, 12/12/44	907,006	0.2
106,249		JP Morgan Chase Commerical Mortgage Securities Corp., 5.247%, 01/12/43	106,904	0.0
2,233,629		JP Morgan Chase Commercial Mortgage Securities Corp., 5.298%-5.797%, 05/15/47-02/15/51	2,299,026	0.6

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$1,210,000		LB-UBS Commercial Mortgage Trust, 5.347%, 11/15/38	$1,394,129	0.3
1,516,269		LB-UBS Commercial Mortgage Trust, 5.150%-5.300%, 04/15/30-11/15/38	1,583,489	0.4
900,000		Morgan Stanley Capital I Trust 2006-TOP21, 5.185%, 10/12/52	912,448	0.2
130,000	L	Morgan Stanley Capital I Trust 2007-TOP25, 5.514%, 11/12/49	151,209	0.1
120,000		Morgan Stanley Capital I Trust 2007-TOP27, 5.651%, 06/11/42	142,530	0.0
1,287,820		Morgan Stanley Capital I, 5.185%, 11/14/42	1,287,409	0.3
2,312,322		Morgan Stanley Capital I, 4.989%-5.649%, 08/13/42-04/12/49	2,410,894	0.6
250,000	#	Motel 6 Trust, 1.500%, 10/05/25	250,135	0.1
910,000	#	Motel 6 Trust, 1.948%, 10/05/25	923,679	0.2
1,858,659		NCUA Guaranteed Notes, 1.600%, 10/29/20	1,892,179	0.5
455,396	#	NorthStar 2012-1 Mortgage Trust, 1.410%, 08/25/29	455,253	0.1
4,342,819		Other Securities	4,412,505	1.1
		Total Collateralized Mortgage Obligations (Cost $24,057,595)	24,126,744	6.0

U.S. TREASURY OBLIGATIONS: 36.8%
		U.S. Treasury Bonds: 0.2%
940,000		Other Securities	904,457	0.2

		U.S. Treasury Notes: 36.6%
134,914,000		0.250%, due 11/30/14	134,940,443	33.8
3,620,000		0.250%, due 12/15/15	3,609,538	0.9

See Accompanying Notes to Financial Statements

107

ING LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: (continued)
		U.S. Treasury Notes: (continued)
$2,814,300		0.750%, due 12/31/17	$2,818,257	0.7
3,070,000		1.000%, due 11/30/19	3,037,860	0.8
1,285,000		0.625%-1.125%, due 11/30/17-12/31/19	1,280,382	0.4
			145,686,480	36.6
		Total U.S. Treasury Obligations (Cost $146,493,119)	146,590,937	36.8

ASSET-BACKED SECURITIES: 4.9%
		Automobile Asset-Backed Securities: 1.1%
1,860,000		CarMax Auto Owner Trust, 1.250%, 06/15/17	1,892,795	0.5
2,162,000		Nissan Auto Receivables Owner Trust, 1.000%, 07/16/18	2,186,531	0.5
325,000		Other Securities	326,521	0.1
			4,405,847	1.1
		Credit Card Asset-Backed Securities: 0.9%
2,046,000		Citibank Credit Card Issuance Trust, 5.300%, 03/15/18	2,349,177	0.6
1,393,000		Dryrock Issuance Trust, 0.640%, 08/15/18	1,393,757	0.3
			3,742,934	0.9
		Other Asset-Backed Securities: 2.9%
491,677	#	Aimco CDO, 0.569%, 10/20/19	478,891	0.1
121,574	#	ARES CLO Funds, 0.548%, 09/18/17	121,017	0.0
182,786	#	Atrium CDO Corp., 0.642%, 10/27/16	181,030	0.1
279,118	#	Black Diamond CLO Ltd., 0.579%, 06/20/17	275,146	0.1
500,000	#	Black Diamond CLO Ltd., 0.659%, 06/20/17	484,383	0.1
1,963,000		CNH Equipment Trust, 0.650%, 04/16/18	1,962,867	0.5
500,000	#	Dryden Leveraged Loan CDO 2002-II, 2.608%, 09/17/16	500,041	0.1

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
$1,150,000	#	Emporia Preferred Funding, 0.825%, 10/18/18	$1,065,905	0.3
134,987	#	First CLO Ltd., 0.620%, 12/14/16	134,830	0.1
500,000	#	First CLO Ltd., 1.310%, 12/14/16	494,872	0.1
35,896	#	Granite Ventures Ltd., 0.600%, 12/15/17	35,883	0.0
500,000	#	Grayston CLO Ltd., 1.610%, 08/15/16	498,919	0.1
6,901	#	Gulf Stream Compass CLO Ltd., 0.700%, 07/15/16	6,900	0.0
950,000	#	Gulf Stream Compass CLO Ltd., 0.730%, 05/15/17	936,996	0.2
400,000	#	Gulf Stream Compass CLO Ltd., 1.590%, 07/15/16	393,277	0.1
395,000	#	Hewett’s Island CDO Ltd., 1.508%, 12/15/16	379,599	0.1
42,738	#	Katonah Ltd., 0.629%, 09/20/16	42,641	0.0
37,920	#	Landmark CDO Ltd., 1.190%, 01/15/16	37,913	0.0
977,745	#	Lightpoint CLO Ltd., 0.568%, 09/15/17	961,257	0.3
13,698	#	Olympic CLO Ltd., 1.210%, 05/15/16	13,691	0.0
500,000	#	Olympic CLO Ltd., 1.810%, 05/15/16	498,077	0.1
395,452	#	Stanfield Modena CLO Ltd., 1.560%, 09/22/16	395,556	0.1
500,000	#	Whitney CLO Ltd., 0.761%, 03/01/17	495,028	0.1
250,449	#	Wind River CLO Ltd., 0.639%, 12/19/16	247,439	0.1
750,000		Other Securities	732,284	0.2
			11,374,442	2.9
		Total Asset-Backed Securities (Cost $19,313,456)	19,523,223	4.9

U.S. GOVERNMENT AGENCY OBLIGATIONS: 5.2%
		Federal Home Loan Mortgage Corporation: 0.0%##
925		Other Securities	948	0.0

See Accompanying Notes to Financial Statements

108

ING LIMITED MATURITY BOND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Federal National Mortgage Association: 5.2%##
$19,800,000	0.750%, due 12/19/14	$19,985,407	5.0
705,504	2.275%-7.500%, due 02/01/13-10/01/32	797,355	0.2
3,839	Other Securities	4,050	0.0
		20,786,812	5.2
	Government National Mortgage Association: 0.0%
15,726	Other Securities	17,399	0.0
	Total U.S. Government Agency Obligations (Cost $20,718,954)	20,805,159	5.2
	Total Long-Term Investments (Cost $360,028,612)	362,103,256	90.8

SHORT-TERM INVESTMENTS: 8.9%
	U.S. Treasury Bills: 4.1%
16,372,000	United States Treasury Bill, 0.140%, 12/12/13 (Cost $16,349,251)	16,350,127	4.1

	Securities Lending Collateralcc(1): 0.2%
7,700	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.14%, due 01/02/13 (Repurchase Amount $7,700, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $7,854, due 08/09/13-04/18/36)	7,700	0.0

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
$710,228	Morgan Stanley, Repurchase Agreement dated 12/31/12, 0.25%, due 01/02/13 (Repurchase Amount $710,238, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $724,433, due 10/01/26-11/01/42)	$710,228	0.2
		717,928	0.2
Shares		Value	Percentage of Net Assets
	Mutual Funds: 4.6%
18,377,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $18,377,000)	18,377,000	4.6
	Total Short-Term Investments (Cost $35,444,179)	35,445,055	8.9

	Total Investments in Securities (Cost $395,472,791)	$397,548,311	99.7
	Assets in Excess of Other Liabilities	1,287,108	0.3

	Net Assets	$398,835,419	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

See Accompanying Notes to Financial Statements

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cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $395,484,369.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$2,459,205
Gross Unrealized Depreciation	(395,263)

Net Unrealized Appreciation	$2,063,942

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$151,057,193	$—	$151,057,193
Collateralized Mortgage Obligations	—	24,126,744	—	24,126,744
Short-Term Investments	18,377,000	17,068,055	—	35,445,055
U.S. Treasury Obligations	—	146,590,937	—	146,590,937
U.S. Government Agency Obligations	—	20,805,159	—	20,805,159
Asset-Backed Securities	—	19,523,223	—	19,523,223

Total Investments, at fair value	$18,377,000	$379,171,311	$—	$397,548,311

Other Financial Instruments+
Futures	100,392	—	—	100,392

Total Assets	$18,477,392	$379,171,311	$—	$397,648,703

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

ING Limited Maturity Bond Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	249	03/28/13	$54,896,721	$7,880

			$54,896,721	$7,880

Short Contracts
U.S. Treasury 10-Year Note	(100)	03/19/13	$(13,278,125)	59,313
U.S. Treasury 5-Year Note	(163)	03/28/13	(20,279,492)	29,655
U.S. Treasury Ultra Long Bond	(1)	03/19/13	(162,593)	3,544

			$(33,720,210)	$92,512

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets-Unrealized appreciation*	$100,392

Total Asset Derivatives		$100,392

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

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The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Swaps	Total
Credit contracts	$—	$210,209	$210,209
Interest rate contracts	(653,124)	(1,345,606)	(1,998,730)

Total	$(653,124)	$(1,135,397)	$(1,788,521)

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures	Swaps	Total
Interest rate contracts	$186,732	$1,190,312	$1,377,044

Total	$186,732	$1,190,312	$1,377,044

See Accompanying Notes to Financial Statements

111

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 89.5%
		Consumer Discretionary: 19.2%
$2,250,000	#	Algeco Scotsman Global Finance Plc, 8.500%, 10/15/18	$2,340,000	0.2
750,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	795,000	0.1
10,900,000	L	CCO Holdings, LLC / CCO Holdings Capital Corp., 5.125%-8.125%, 10/30/17-02/15/23	11,576,875	1.2
1,250,000	#	Cequel Communications Holdings I, LLC / Cequel Capital Corp., 6.375%, 09/15/20	1,307,812	0.1
350,000	#	Ceridian Corp., 8.875%, 07/15/19	381,500	0.0
250,000	#	Chester Downs & Marina, LLC, 9.250%, 02/01/20	246,875	0.0
750,000	#	Cinemark USA, Inc., 5.125%, 12/15/22	763,125	0.1
3,500,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	3,543,750	0.4
1,000,000	#	Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	1,032,500	0.1
2,250,000	#	Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	2,345,625	0.2
EUR 2,500,000		Conti-Gummi Finance BV, 7.125%, 10/15/18	3,534,603	0.4
$1,500,000	#	Continental Rubber Of America Corp., 4.500%, 09/15/19	1,542,591	0.2
2,000,000		CSC Holdings, LLC, 7.625%, 07/15/18	2,320,000	0.2
3,000,000		CSC Holdings, LLC, 7.875%, 02/15/18	3,487,500	0.3
3,000,000		CSC Holdings, LLC, 8.625%, 02/15/19	3,600,000	0.4

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Discretionary: (continued)
$1,300,000	#	CSC Holdings, LLC, 6.750%, 11/15/21	$1,447,875	0.2
4,000,000		DISH DBS Corp., 7.125%, 02/01/16	4,500,000	0.4
1,750,000	#	DISH DBS Corp., 5.000%, 03/15/23	1,758,750	0.2
6,900,000		DISH DBS Corp., 5.875%-7.875%, 10/01/14-07/15/22	7,842,250	0.8
CAD 1,000,000	#	Great Canadian Gaming Corp., 6.625%, 07/25/22	1,046,798	0.1
$1,000,000	#	Griffey Intermediate, Inc. / Griffey Finance Sub, LLC, 7.000%, 10/15/20	1,027,500	0.1
750,000	#	Hyva Global BV, 8.625%, 03/24/16	720,000	0.1
500,000	#	inVentiv Health, Inc., 10.000%, 08/15/18	436,250	0.0
1,000,000	#,L	Jaguar Holding Co. II / Jaguar Merger Sub, Inc., 9.500%, 12/01/19	1,140,000	0.1
250,000	#	Jaguar Land Rover PLC, 7.750%, 05/15/18	273,750	0.0
1,000,000	#	Jaguar Land Rover PLC, 8.125%, 05/15/21	1,105,000	0.1
500,000	#	Lamar Media Corp., 5.000%, 05/01/23	516,250	0.1
1,250,000	#	McClatchy Co., 9.000%, 12/15/22	1,282,813	0.1
1,750,000	#	MGM Resorts International, 6.750%, 10/01/20	1,791,562	0.2
1,000,000	#	MGM Resorts International, 8.625%, 02/01/19	1,120,000	0.1

See Accompanying Notes to Financial Statements

112

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Discretionary: (continued)
$3,500,000		MGM Mirage, 7.500%-7.625%, 06/01/16-01/15/17	$3,765,000	0.4
8,500,000		MGM Resorts International, 6.625%-11.125%, 05/15/14-12/15/21	9,255,625	0.9
1,500,000	#	Nara Cable Funding Ltd., 8.875%, 12/01/18	1,533,750	0.2
3,000,000		Nielsen Finance, LLC / Nielsen Finance Co., 7.750%, 10/15/18	3,367,500	0.3
2,000,000	#	Nielsen Finance, LLC / Nielsen Finance Co., 4.500%, 10/01/20	2,000,000	0.2
2,500,000	#	Petco Animal Supplies, Inc., 9.250%, 12/01/18	2,787,500	0.3
1,000,000	#,&,L	Petco Holdings, Inc., 8.500%, 10/15/17	1,032,500	0.1
1,000,000	#	Pittsburgh Glass Works, LLC, 8.500%, 04/15/16	925,000	0.1
1,500,000	#	QVC, Inc., 7.375%, 10/15/20	1,669,419	0.2
1,500,000	#	QVC, Inc., 7.500%, 10/01/19	1,655,279	0.1
1,000,000	#	Schaeffler Finance BV, 7.750%, 02/15/17	1,115,000	0.1
3,000,000	#	Schaeffler Finance BV, 8.500%, 02/15/19	3,405,000	0.4
EUR 1,500,000	L	Schaeffler Finance BV, 7.750%-8.750%, 02/15/17-02/15/19	2,237,988	0.2

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Discretionary: (continued)
$1,000,000	#	Scientific Games International, Inc., 6.250%, 09/01/20	$1,033,750	0.1
675,000	#	Seneca Gaming Corp., 8.250%, 12/01/18	715,500	0.1
1,000,000	#	Sinclair Television Group, Inc., 6.125%, 10/01/22	1,066,250	0.1
1,250,000	#,L	Studio City Finance Ltd., 8.500%, 12/01/20	1,313,281	0.1
2,000,000	#	Tempur-Pedic International, Inc., 6.875%, 12/15/20	2,067,500	0.2
3,530,000	#	TRW Automotive, Inc., 7.250%, 03/15/17	4,081,563	0.4
EUR 350,000		Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 7.500%, 03/15/19	507,029	0.1
EUR 2,500,000	#	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 5.500%, 09/15/22	3,398,891	0.3
$1,500,000	#	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 5.500%, 01/15/23	1,556,250	0.1
750,000	#	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 7.500%, 03/15/19	828,750	0.1
1,500,000	#	Univision Communications, Inc., 6.750%, 09/15/22	1,556,250	0.1
2,000,000	#	Univision Communications, Inc., 6.875%, 05/15/19	2,090,000	0.2
4,500,000	#	Univision Communications, Inc., 7.875%, 11/01/20	4,893,750	0.5

See Accompanying Notes to Financial Statements

113

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Discretionary: (continued)
$500,000	#	UR Financing Escrow Corp., 5.750%, 07/15/18	$541,250	0.1
1,250,000	#	UR Financing Escrow Corp., 7.375%, 05/15/20	1,378,125	0.1
2,500,000	#	UR Financing Escrow Corp., 7.625%, 04/15/22	2,806,250	0.3
1,000,000	#	Wolverine Healthcare Analytics, 10.625%, 06/01/20	1,070,000	0.1
350,000	#	Wolverine World Wide, Inc., 6.125%, 10/15/20	369,250	0.0
58,032,987		Other Securities(a)	61,833,976	6.2
			192,683,730	19.2
		Consumer Staples: 5.4%
600,000	#	Albea Beauty Holdings SA, 8.375%, 11/01/19	636,000	0.1
1,406,000	#	Bumble Bee Acquisition Corp., 9.000%, 12/15/17	1,518,480	0.1
500,000	#	Catalent Pharma Solutions, Inc., 7.875%, 10/15/18	506,250	0.0
5,000,000		Hertz Corp., 6.750%-7.375%, 04/15/19-01/15/21	5,503,125	0.5
1,000,000	#	Live Nation Entertainment, Inc., 7.000%, 09/01/20	1,048,750	0.1
1,050,000	#,L	Live Nation Entertainment, Inc., 8.125%, 05/15/18	1,136,625	0.1
750,000	#	Post Holdings, Inc., 7.375%, 02/15/22	825,469	0.1

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer Staples: (continued)
EUR 1,000,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC / Reynolds Group Issuer Lu, 8.000%, 12/15/16	$1,344,773	0.1
$ 3,750,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC / Reynolds Group Issuer Lu, 9.875%, 08/15/19	4,031,250	0.4
3,500,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC / Reynolds Group Issuer Lu, 5.750%, 10/15/20	3,622,500	0.4
8,500,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC / Reynolds Group Issuer Lu, 6.875%-9.000%, 05/15/18-02/15/21	9,023,750	0.9
2,250,000	#	ServiceMaster Co., 7.000%, 08/15/20	2,266,875	0.2
750,000	#	Simmons Foods, Inc., 10.500%, 11/01/17	684,375	0.1
1,500,000	#	Spectrum Brands Escrow Corp., 6.375%, 11/15/20	1,578,750	0.2
18,914,000		Other Securities(a)	20,679,533	2.1
			54,406,505	5.4
		Energy: 9.7%
1,000,000	#	Antero Resources Finance Corp., 6.000%, 12/01/20	1,017,500	0.1
300,000	#	Atlas Pipeline Escrow, LLC, 6.625%, 10/01/20	312,000	0.0
200,000	#	Atlas Pipeline Partners L.P. / Atlas Pipeline Finance Corp., 6.625%, 10/01/20	208,000	0.0
4,750,000		Consol Energy, Inc., 8.000%-8.250%, 04/01/17-04/01/20	5,165,625	0.5

See Accompanying Notes to Financial Statements

114

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
$750,000	#	Drill Rigs Holdings, Inc., 6.500%, 10/01/17	$750,000	0.1
4,500,000		EP Energy, LLC / EP Energy Finance, Inc., 9.375%, 05/01/20	5,096,250	0.5
919,000	#	Expro Finance Luxembourg SCA, 8.500%, 12/15/16	964,950	0.1
500,000	#	Hiland Partners L.P. / Hiland Partners Finance Corp., 7.250%, 10/01/20	537,500	0.1
750,000	#	Inergy Midstream L.P. / Finance Corp., 6.000%, 12/15/20	776,250	0.1
4,000,000		Kinder Morgan Finance Co., LLC, 5.700%, 01/05/16	4,391,552	0.4
1,500,000	#	NGPL PipeCo, LLC, 7.119%, 12/15/17	1,642,500	0.2
1,000,000	#	NGPL PipeCo, LLC, 9.625%, 06/01/19	1,155,000	0.1
2,000,000	#,L	OGX Petroleo e Gas Participacoes SA, 8.500%, 06/01/18	1,810,000	0.2
5,750,000		Plains Exploration & Production Co., 6.500%-7.625%, 04/01/20-02/01/22	6,431,875	0.6
2,000,000	#	Rockies Express Pipeline, LLC, 5.625%, 04/15/20	1,975,000	0.2
5,000,000		SandRidge Energy, Inc., 7.500%, 03/15/21	5,375,000	0.6
2,000,000		SandRidge Energy, Inc., 8.125%, 10/15/22	2,200,000	0.2
4,000,000		Sonat, Inc., 7.000%, 02/01/18	4,398,256	0.4
1,500,000	#,L	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.250%, 05/01/23	1,560,000	0.1
750,000	#	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.375%, 08/01/22	821,250	0.1
500,000	#	Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 5.875%, 10/01/20	521,250	0.0

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
$52,431,000		Other Securities(a),(b)	$50,834,965	5.1
			97,944,723	9.7
		Financials: 12.2%
GBP 1,000,000		American International Group, Inc., 8.625%, 05/22/38	1,987,358	0.2
$3,000,000		American International Group, Inc., 8.175%, 05/15/58	3,922,500	0.4
5,000,000		Ally Financial, Inc., 8.300%, 02/12/15	5,581,250	0.5
14,500,000	Z	Ally Financial, Inc., 1.560%-8.000%, 12/31/13-11/01/31	15,838,540	1.6
1,000,000	#,&	Alphabet Holding Co., Inc., 7.750%, 11/01/17	1,032,500	0.1
1,000,000	#	Ashtead Capital, Inc., 6.500%, 07/15/22	1,090,000	0.1
1,250,000	#	Brickman Group Holdings, Inc., 9.125%, 11/01/18	1,315,625	0.1
1,000,000	#	CIT Group, Inc., 5.500%, 02/15/19	1,095,000	0.1
9,500,000		CIT Group, Inc., 4.250%-5.250%, 05/15/17-08/15/22	10,085,879	1.0
750,000	#	CNH Capital, LLC, 3.875%, 11/01/15	777,187	0.1
9,000,000		Ford Motor Credit Co., LLC, 8.000%, 12/15/16	10,886,697	1.1
7,600,000		Ford Motor Credit Co., LLC, 6.625%-12.000%, 06/01/14-08/15/17	8,711,792	0.8

See Accompanying Notes to Financial Statements

115

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
$1,375,000	#	Fresenius US Finance II, Inc., 9.000%, 07/15/15	$1,591,563	0.2
500,000	#	Hub International Ltd., 8.125%, 10/15/18	515,000	0.1
3,000,000		International Lease Finance Corp., 8.625%, 09/15/15	3,382,500	0.3
3,000,000		International Lease Finance Corp., 8.750%, 03/15/17	3,480,000	0.4
1,250,000	#	International Lease Finance Corp., 6.750%, 09/01/16	1,409,375	0.1
2,250,000	#	International Lease Finance Corp., 7.125%, 09/01/18	2,621,250	0.3
2,750,000		International Lease Finance Corp., 5.875%-8.250%, 05/01/13-12/15/20	3,015,000	0.3
EUR 1,250,000		LBG Capital No.1 PLC, 6.439%, 05/23/20	1,642,935	0.1
GBP 1,000,000		LBG Capital No.1 PLC, 7.869%, 08/25/20	1,735,733	0.2
$3,350,000	#	LBG Capital No.1 PLC, 7.875%, 11/01/20	3,637,417	0.4
500,000	#	LBG Capital No.1 PLC, 8.000%, 12/29/49	521,250	0.0
499,200	#,±	Lehman Brothers Holdings, Inc., 8.160%, 05/30/09	62,422	0.0
250,000	#	Milestone Aviation Group, LLC, 8.625%, 12/15/17	251,875	0.0
750,000	#	QBE Capital Funding III Ltd., 7.250%, 05/24/41	777,467	0.1

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
$500,000	#	Rivers Pittsburgh Borrower L.P./Rivers Pittsburgh Finance Corp., 9.500%, 06/15/19	$545,000	0.1
1,750,000	#	Royal Bank of Scotland PLC, 6.990%, 10/29/49	1,671,250	0.2
1,000,000	#	Serta Simmons Holdings, LLC, 8.125%, 10/01/20	1,005,000	0.1
375,000	#,L	Societe Generale, 5.922%, 04/29/49	346,778	0.0
27,320,000		Other Securities(a)	31,874,390	3.2
			122,410,533	12.2
		Health Care: 9.5%
4,000,000	#	Biomet, Inc., 6.500%, 08/01/20	4,265,000	0.4
5,000,000	#	Biomet, Inc., 6.500%, 10/01/20	4,993,750	0.5
3,000,000	#	ConvaTec Healthcare SA, 10.500%, 12/15/18	3,322,500	0.3
4,775,000		DaVita, Inc., 5.750%-6.625%, 11/01/18-08/15/22	5,139,688	0.5
3,500,000		DJO Finance, LLC / DJO Finance Corp., 7.750%, 04/15/18	3,386,250	0.3
1,000,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	1,078,750	0.1
1,000,000	#	Fresenius Medical Care US Finance II, Inc., 5.875%, 01/31/22	1,090,000	0.1
3,750,000		HCA, Inc., 6.500%, 02/15/20	4,228,125	0.4

See Accompanying Notes to Financial Statements

116

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Health Care: (continued)
$3,500,000		HCA, Inc., 7.500%, 02/15/22	$4,025,000	0.4
3,500,000		HCA, Inc., 8.500%, 04/15/19	3,920,000	0.4
3,500,000		HCA Holdings, Inc., 6.250%-7.750%, 02/15/21-05/15/21	3,690,000	0.4
9,150,000		HCA, Inc., 4.750%-8.000%, 10/01/18-05/01/23	9,893,125	1.0
1,000,000	#	Hologic, Inc., 6.250%, 08/01/20	1,082,500	0.1
1,000,000	#	Multiplan, Inc., 9.875%, 09/01/18	1,120,000	0.1
875,000	#,L	Mylan, Inc., 7.625%, 07/15/17	983,630	0.1
3,000,000	#	Mylan, Inc., 7.875%, 07/15/20	3,546,195	0.4
2,000,000	#	STHI Holding Corp., 8.000%, 03/15/18	2,175,000	0.2
500,000	#	Valeant Pharmaceuticals International, 6.500%, 07/15/16	528,125	0.1
1,000,000	#	Valeant Pharmaceuticals International, 6.750%, 10/01/17	1,085,000	0.1
2,150,000	#	Valeant Pharmaceuticals International, 6.875%, 12/01/18	2,327,375	0.2
4,000,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	4,370,000	0.4
500,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	548,750	0.1
3,500,000		Vanguard Health Holding Co. II, LLC/Vanguard Holding Co. II, Inc., 8.000%, 02/01/18	3,640,000	0.4
750,000	#	VPI Escrow Corp., 6.375%, 10/15/20	808,125	0.1
5,000,000		Warner Chilcott Co., LLC / Warner Chilcott Finance, LLC, 7.750%, 09/15/18	5,350,000	0.5
17,365,193		Other Securities	18,778,619	1.9
			95,375,507	9.5

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Industrials: 8.8%
$2,500,000	#	Aguila 3 SA, 7.875%, 01/31/18	$2,662,500	0.3
500,000	#	Amsted Industries, Inc., 8.125%, 03/15/18	537,500	0.0
2,000,000	#	Aviation Capital Group, 7.125%, 10/15/20	2,109,448	0.2
750,000	#	Belden, Inc., 5.500%, 09/01/22	774,375	0.1
1,400,000	#	Bombardier, Inc., 7.500%, 03/15/18	1,566,250	0.2
1,600,000	#	C8 Capital SPV Ltd., 6.640%, 12/31/49	1,216,000	0.1
750,000	#	Calcipar SA, 6.875%, 05/01/18	768,750	0.1
1,500,000	#	CMA CGM SA, 8.500%, 04/15/17	1,211,250	0.1
750,000	#	ERA Group, Inc., 7.750%, 12/15/22	740,625	0.1
1,000,000	#	General Cable Corp., 5.750%, 10/01/22	1,040,000	0.1
2,000,000	#	HD Supply, Inc., 8.125%, 04/15/19	2,285,000	0.3
1,000,000	#	HD Supply, Inc., 11.000%, 04/15/20	1,185,000	0.1
1,000,000	#	HD Supply, Inc., 11.500%, 07/15/20	1,128,750	0.1
500,000	#	HDTFS, Inc., 5.875%, 10/15/20	525,000	0.0
500,000	#	HDTFS, Inc., 6.250%, 10/15/22	535,000	0.1
2,500,000	#	Masonite International Corp., 8.250%, 04/15/21	2,687,500	0.3
6,000,000		RBS Global, Inc. and Rexnord Corp., 8.500%, 05/01/18	6,532,500	0.6
1,000,000	#	Silver II Borrower / Silver II US Holdings, LLC, 7.750%, 12/15/20	1,040,000	0.1
5,500,000		TransDigm, Inc., 7.750%, 12/15/18	6,111,875	0.6
1,000,000	#,L	TransDigm, Inc., 5.500%, 10/15/20	1,045,000	0.1
1,500,000	#,&	TransUnion Holding Co., Inc., 8.125%, 06/15/18	1,556,250	0.1
1,250,000	#	USG Corp., 8.375%, 10/15/18	1,393,750	0.1
1,500,000	#	VWR Funding, Inc., 7.250%, 09/15/17	1,582,500	0.2

See Accompanying Notes to Financial Statements

117

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Industrials: (continued)
$43,510,291		Other Securities(a)	$47,880,981	4.8
			88,115,804	8.8
		Information Technology: 4.0%
750,000	#	Alliance Data Systems Corp., 6.375%, 04/01/20	802,500	0.1
1,250,000	#	Audatex North America, Inc., 6.750%, 06/15/18	1,343,750	0.1
2,500,000	#,L	Avaya, Inc., 7.000%, 04/01/19	2,350,000	0.2
2,500,000	#	CommScope, Inc., 8.250%, 01/15/19	2,750,000	0.3
78,200		First Data Corp., 2.960%, 09/24/14	78,316	0.0
4,000,000	#	First Data Corp., 6.750%, 11/01/20	4,060,000	0.4
2,000,000	#	First Data Corp., 8.250%, 01/15/21	2,010,000	0.2
1,500,000	#	IMS Health, Inc., 6.000%, 11/01/20	1,575,000	0.1
1,500,000	#	NCR Corp., 4.625%, 02/15/21	1,507,500	0.1
500,000	#	NCR Corp., 5.000%, 07/15/22	510,625	0.1
1,500,000	#	Sensata Technologies BV, 6.500%, 05/15/19	1,605,000	0.2
1,500,000	#	Sophia L.P. / Sophia Finance, Inc., 9.750%, 01/15/19	1,623,750	0.2
1,000,000	#	SunGard Data Systems, Inc., 6.625%, 11/01/19	1,027,500	0.1
4,500,000		SunGard Data Systems, Inc., 7.375%-7.625%, 11/15/18-11/15/20	4,885,625	0.5
EUR 1,000,000		UPC Holding BV, 8.000%, 11/01/16	1,368,796	0.2

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Information Technology: (continued)
EUR 3,500,000	L	UPC Holding BV, 8.375%, 08/15/20	$5,201,953	0.5
EUR 2,500,000	#	UPC Holding BV, 6.375%, 09/15/22	3,382,392	0.3
$4,100,000		Other Securities(a)	4,382,594	0.4
			40,465,301	4.0
		Materials: 9.3%
3,750,000		Aleris International, Inc., 7.625%, 02/15/18	3,834,375	0.4
885,602	#,&	ARD Finance SA, 11.125%, 06/01/18	943,166	0.1
1,000,000	#	Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc., 7.375%, 10/15/17	1,091,250	0.1
250,000	#	Ardagh Packaging Finance Plc, 7.375%, 10/15/17	273,125	0.0
375,000	#	Building Materials Corp. of America, 7.500%, 03/15/20	414,375	0.0
2,000,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	2,215,000	0.2
1,000,000	#	Building Materials Corp. of America, 7.000%, 02/15/20	1,095,000	0.1
1,250,000	#	Cemex SAB de CV, 9.000%, 01/11/18	1,359,375	0.1
1,000,000	#	FMG Resources August 2006 Pty Ltd., 6.000%, 04/01/17	1,025,000	0.1

See Accompanying Notes to Financial Statements

118

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Materials: (continued)
$1,750,000	#,L	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	$1,795,938	0.2
2,000,000	#,L	FMG Resources August 2006 Pty Ltd., 7.000%, 11/01/15	2,110,000	0.2
2,000,000	#,L	FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19	2,140,000	0.2
4,000,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 02/01/18	4,130,000	0.4
2,000,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 9.000%, 11/15/20	1,835,000	0.2
4,000,000		Huntsman International, LLC, 8.625%, 03/15/21	4,590,000	0.5
1,000,000	#	Huntsman International, LLC, 4.875%, 11/15/20	1,016,250	0.1
2,000,000	#	Ineos Finance PLC, 7.500%, 05/01/20	2,105,000	0.2
1,000,000	#	Ineos Finance PLC, 9.000%, 05/15/15	1,067,500	0.1
2,500,000	#	Ineos Group Holdings PLC, 8.500%, 02/15/16	2,500,000	0.2
1,000,000	#	Inmet Mining Corp., 7.500%, 06/01/21	1,042,500	0.1
1,500,000	#	Inmet Mining Corp., 8.750%, 06/01/20	1,646,250	0.2
1,800,000	#	Kinove German Bondco GmbH, 9.625%, 06/15/18	1,975,500	0.2
3,500,000		Novelis, Inc./GA, 8.375%, 12/15/17	3,876,250	0.4
3,000,000		Novelis, Inc./GA, 8.750%, 12/15/20	3,360,000	0.3
750,000	#	Old AII, Inc., 7.875%, 11/01/20	752,812	0.1
1,100,000	#	OXEA Finance, 9.500%, 07/15/17	1,210,000	0.1
1,750,000	#	Perstorp Holding AB, 8.750%, 05/15/17	1,811,250	0.2
1,500,000	#	Rain CII Carbon, LLC and CII Carbon Corp., 8.000%, 12/01/18	1,533,750	0.1
750,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.250%, 01/15/21	770,625	0.1

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Materials: (continued)
$500,000	#	Roofing Supply Group, LLC / Roofing Supply Finance, Inc., 10.000%, 06/01/20	$562,500	0.1
750,000	#,L	Sappi Papier Holding GmbH, 7.750%, 07/15/17	820,313	0.1
500,000	#	Sealed Air Corp., 6.500%, 12/01/20	542,500	0.1
1,750,000	#	Sealed Air Corp., 8.125%, 09/15/19	1,977,500	0.2
2,000,000	#	Sealed Air Corp., 8.375%, 09/15/21	2,295,000	0.2
750,000	#	Steel Dynamics, Inc., 6.125%, 08/15/19	798,750	0.1
1,000,000	#,&	Taminco Acquisition Corp., 9.125%, 12/15/17	992,500	0.1
1,000,000	#	Taminco Global Chemical Corp., 9.750%, 03/31/20	1,100,000	0.1
500,000	#	Tronox Finance, LLC, 6.375%, 08/15/20	506,875	0.0
750,000	#	Vertellus Specialties, Inc., 9.375%, 10/01/15	635,625	0.1
25,607,375		Other Securities(a)	29,698,291	3.0
			93,449,145	9.3
		Telecommunication Services: 7.5%
1,750,000	#	Crown Castle International Corp., 5.250%, 01/15/23	1,879,063	0.2
2,550,000		Crown Castle International Corp., 7.125%-9.000%, 01/15/15-11/01/19	2,828,056	0.3
1,000,000	#	Digicel Group Ltd., 8.250%, 09/30/20	1,105,000	0.1
4,750,000	#	Digicel Ltd., 8.250%, 09/01/17	5,130,000	0.5
4,575,000	L	Frontier Communications Corp., 7.000%-9.000%, 04/15/15-08/15/31	5,000,375	0.5

See Accompanying Notes to Financial Statements

119

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Telecommunication Services: (continued)
$2,000,000	#	Intelsat Jackson Holdings SA, 7.250%, 10/15/20	$2,180,000	0.2
8,000,000		Intelsat Jackson Holdings SA, 7.250%-8.500%, 04/01/19-04/01/21	8,798,750	0.9
500,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	575,000	0.1
500,000	#	SBA Communications Corp., 5.625%, 10/01/19	526,875	0.0
500,000	#	SBA Telecommunications, Inc., 5.750%, 07/15/20	533,125	0.1
5,500,000		Sprint Capital Corp., 6.900%, 05/01/19	6,022,500	0.6
3,500,000		Sprint Nextel Corp., 6.000%, 12/01/16	3,823,750	0.4
6,000,000		Sprint Nextel Corp., 6.000%, 11/15/22	6,195,000	0.6
4,000,000		Sprint Nextel Corp., 8.750%, 03/15/32	4,910,000	0.5
1,000,000	#	UPCB Finance V Ltd., 7.250%, 11/15/21	1,105,000	0.1
1,000,000	#	UPCB Finance VI Ltd., 6.875%, 01/15/22	1,087,500	0.1
1,000,000	#	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.748%, 02/02/21	1,157,500	0.1
1,000,000	#	VimpelCom Holdings BV, 7.504%, 03/01/22	1,148,750	0.1
3,000,000	#	Wind Acquisition Finance S.A., 7.250%, 02/15/18	3,052,500	0.3
2,000,000	#	Wind Acquisition Finance S.A., 11.750%, 07/15/17	2,105,000	0.2
4,500,000		Windstream Corp., 7.750%-7.875%, 11/01/17-10/01/21	4,927,500	0.5
10,618,570		Other Securities	11,249,732	1.1
			75,340,976	7.5
		Utilities: 3.9%
3,154,000	#	Calpine Corp., 7.500%, 02/15/21	3,500,940	0.3
1,780,000	#	Calpine Corp., 7.875%, 07/31/20	2,006,950	0.2
886,000	#	Calpine Corp., 7.875%, 01/15/23	1,005,610	0.1

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)
$2,000,000	#	Energy Future Intermediate Holding Co., LLC / EFIH Finance, Inc., 6.875%, 08/15/17	$2,140,000	0.2
3,125,000	#	Intergen NV, 9.000%, 06/30/17	2,812,500	0.3
500,000	#	Ipalco Enterprises, Inc., 7.250%, 04/01/16	561,250	0.1
4,000,000		NRG Energy, Inc., 8.250%, 09/01/20	4,500,000	0.5
2,250,000	#	NRG Energy, Inc., 6.625%, 03/15/23	2,418,750	0.2
2,500,000		NRG Energy, Inc., 7.625%-7.875%, 01/15/18-05/15/21	2,787,500	0.3
2,084,000	#	NSG Holdings, LLC, 7.750%, 12/15/25	2,156,940	0.2
2,360,692	#	Tenaska Alabama Partners LP, 7.000%, 06/30/21	2,493,481	0.2
11,304,011		Other Securities(b)	12,680,399	1.3
			39,064,320	3.9
		Total Corporate Bonds/Notes (Cost $825,717,233)	899,256,544	89.5

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.2%
3,170,937		Other Securities	2,002,335	0.2
		Total Collateralized Mortgage Obligations (Cost $2,272,674)	2,002,335	0.2

MUNICIPAL BONDS: 0.0%
		Puerto Rico: 0.0%
1,600,000	Z	Other Securities	127,728	0.0
		Total Municipal Bonds (Cost $298,461)	127,728	0.0

U.S. TREASURY OBLIGATIONS: 6.5%
		U.S. Treasury Notes: 6.5%
24,600,000		0.125%, due 09/30/13	24,597,122	2.5
30,000,000		0.500%, due 11/15/13	30,087,900	3.0

See Accompanying Notes to Financial Statements

120

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: (continued)
		U.S. Treasury Notes: (continued)
$10,000,000		0.250%, due 10/31/13	$10,007,810	1.0
		Total U.S. Treasury Obligations (Cost $64,668,505)	64,692,832	6.5

ASSET-BACKED SECURITIES: 0.1%
		Home Equity Asset-Backed Securities: 0.0%
260,353		Other Securities	109,336	0.0

		Other Asset-Backed Securities: 0.1%
1,320,805		Other Securities	1,069,948	0.1
		Total Asset-Backed Securities (Cost $1,053,620)	1,179,284	0.1

Shares			Value	Percentage of Net Assets

COMMON STOCK: 0.0%
		Consumer Discretionary: 0.0%
113,330		Other Securities	201,015	0.0
		Total Common Stock (Cost $2,745,560)	201,015	0.0
		Total Long-Term Investments (Cost $896,756,053)	967,459,738	96.3

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 7.0%
		Commercial Paper: 0.3%
$3,000,000		Straight-A Funding, LLC, 0.160%, 01/08/13 (Cost $2,999,894)	2,999,894	0.3

		U.S. Treasury Bills: 2.6%
27,000	S	United States Treasury Bill, 0.090%, 05/02/13	26,992	0.0
170,000	S	United States Treasury Bill, 0.100%, 05/30/13	169,927	0.0
529,000	S	United States Treasury Bill, 0.060%, 02/07/13	528,968	0.0
93,000	S	United States Treasury Bill, 0.090%, 05/09/13	92,971	0.0
1,149,000	S	United States Treasury Bill, 0.130%, 10/17/13	1,147,806	0.1

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		U.S. Treasury Bills: (continued)
$516,000	S	United States Treasury Bill, 0.130%, 08/22/13	$515,576	0.0
10,000,000		United States Treasury Bill, 0.140%, 11/14/13	9,987,730	1.0
14,800,000		United States Treasury Bill, 0.140%, 12/12/13	14,780,227	1.5
			27,250,197	2.6
		Securities Lending Collateralcc(1): 4.1%
9,669,129		Cantor Fitzgerald, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $9,669,288, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $9,862,513, due 07/15/13-08/01/46)	9,669,129	0.9
9,669,129		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $9,669,235, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $9,862,512, due 10/01/16-12/20/42)	9,669,129	1.0

See Accompanying Notes to Financial Statements

121

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
$2,034,537	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $2,034,557, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $2,075,231, due 10/31/17-08/15/22)	$2,034,537	0.2
9,669,129	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $9,669,228, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $9,862,513, due 08/09/13-06/20/42)	9,669,129	1.0

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
$9,669,129	Royal Bank of Canada, Repurchase Agreement dated 12/26/12, 0.18%, due 01/02/13 (Repurchase Amount $9,669,463, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $9,862,512, due 10/01/32-01/01/43)	$9,669,129	1.0
		40,711,053	4.1
	Total Short-Term Investments (Cost $70,956,638)	70,961,144	7.0

	Total Investments in Securities (Cost $967,712,691)	$1,038,420,882	103.3
	Liabilities in Excess of Other Assets	(33,496,432)	(3.3)

	Net Assets	$1,004,924,450	100.0

“ Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
&	Payment-in-kind
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
±	Defaulted security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.
(b)	The grouping contains securities in default.
CAD	Canadian Dollar
EUR	EU Euro
GBP	British Pound

See Accompanying Notes to Financial Statements

122

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Cost for federal income tax purposes is $968,131,593.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$78,551,224
Gross Unrealized Depreciation	(8,261,935)

Net Unrealized Appreciation	$70,289,289

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$178,226	$—	$22,789	$201,015

Total Common Stock	$178,226	$—	$22,789	$201,015

Corporate Bonds/Notes	—	899,207,684	48,860	899,256,544
Collateralized Mortgage Obligations	—	2,002,335	—	2,002,335
Municipal Bonds	—	127,728	—	127,728
Short-Term Investments	—	70,961,144	—	70,961,144
U.S. Treasury Obligations	—	64,692,832	—	64,692,832
Asset-Backed Securities	—	1,179,284	—	1,179,284

Total Investments, at fair value	$178,226	$1,038,171,007	$71,649	$1,038,420,882

Other Financial Instruments+
Swaps	839,388	646,030	—	1,485,418
Forward Foreign Currency Contracts	—	84,013	—	84,013

Total Assets	$1,017,614	$1,038,901,050	$71,649	$1,039,990,313

Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	—	(1,043,661)	—	(1,043,661)

Total Liabilities	$—	$(1,043,661)	$—	$(1,043,661)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING PIMCO High Yield Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
HSBC	Brazilian Real	100,000	Buy	02/04/13	$48,440	$48,624	$184
JPMorgan Chase & Co.	Chinese Yuan	23,649,355	Buy	02/01/13	3,711,741	3,787,119	75,378

							$75,562

Citigroup, Inc.	Canadian Dollar	1,003,000	Sell	03/21/13	1,015,146	1,006,695	8,451
Goldman Sachs & Co.	Chinese Yuan	23,649,355	Sell	02/01/13	3,720,207	3,787,119	(66,912)
JPMorgan Chase & Co.	British Pound	4,873,000	Sell	03/12/13	7,804,339	7,914,329	(109,990)
Royal Bank of Scotland Group PLC	British Pound	915,000	Sell	03/12/13	1,474,358	1,486,069	(11,711)
Royal Bank of Scotland Group PLC	EU Euro	28,932,000	Sell	03/18/13	37,358,821	38,213,869	(855,048)

							$(1,035,210)

See Accompanying Notes to Financial Statements

123

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

ING PIMCO High Yield Portfolio Centrally Cleared Credit Default Swaps Outstanding on December 31, 2012

Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection (1)

Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date		Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.16 Index	Sell	5.000	06/20/16	USD	17,520,000	$782,943	$1,834,143
CDX.NA.HY.19 Index	Sell	5.000	12/20/17	USD	15,000,000	56,445	(180,930)

						$839,388	$1,653,213

ING PIMCO High Yield Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2012:

Credit Default Swaps on Credit Indices - Sell Protection (1)

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date		Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	CDX.NA.HY.16 Index	Sell	5.000	06/20/16	USD	1,440,000	$62,193	$2,081	$60,112
Credit Suisse Group AG	CDX.NA.HY.18 Index	Sell	5.000	06/20/17	USD	4,950,000	71,565	(235,125)	306,690

							$133,758	$(233,044)	$366,802

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/12 (%)(4)		Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse Group AG	AES Corp.	Sell	5.000	03/20/14	0.608	USD	2,000,000	$107,224	$(188,750)	$295,974
Citigroup, Inc.	Aramark Services	Sell	5.000	03/20/14	0.612	USD	100,000	5,353	(2,718)	8,071
Citigroup, Inc.	Community Health Systems	Sell	5.000	09/20/14	1.166	USD	100,000	6,580	(9,000)	15,580
Credit Suisse Group AG	El Paso Corp.	Sell	5.000	12/20/14	0.911	USD	2,500,000	200,709	(75,000)	275,709
Goldman Sachs & Co.	El Paso Corp.	Sell	5.000	09/20/14	0.832	USD	2,000,000	143,315	(190,000)	333,315
Goldman Sachs & Co.	NRG Energy Inc.	Sell	4.200	09/20/13	0.297	USD	225,000	6,387	—	6,387
Barclays Bank PLC	SLM Corp.	Sell	5.000	12/20/13	0.620	USD	1,000,000	42,704	(110,000)	152,704

								$512,272	$(575,468)	$1,087,740

(1)	If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.
(2)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.
(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes to Financial Statements

124

ING PIMCO HIGH YIELD PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$84,013
Credit contracts	Upfront payments paid on OTC swap agreements	2,081
Credit contracts	Unrealized appreciation on OTC swap agreements	1,454,542
Credit contracts	Net Assets-Unrealized appreciation*	1,834,143

Total Asset Derivatives		$3,374,779

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,043,661
Credit contracts	Upfront payments received on swap agreements	810,593
Credit contracts	Net Assets-Unrealized depreciation*	180,930

Total Liability Derivatives		$2,035,184

*	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Foreign currency related transactions*	Swaps	Total
Credit contracts	$—	$3,638,936	$3,638,936
Foreign exchange contracts	1,750,516	—	1,750,516
Interest rate contracts	—	(724,682)	(724,682)

Total	$1,750,516	$2,914,254	$4,664,770

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Foreign currency related transactions*	Swaps	Total
Credit contracts	$—	$1,194,377	$1,194,377
Foreign exchange contracts	(3,023,118)	—	(3,023,118)
Interest rate contracts	—	746,821	746,821

Total	$(3,023,118)	$1,941,198	$(1,081,920)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

125

ING PIONEER FUND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.8%
		Consumer Discretionary: 12.2%
11,209		Coach, Inc.	$622,212	0.8
62,412		Ford Motor Co.	808,235	1.0
23,107		John Wiley & Sons, Inc.	899,556	1.1
7,053		McDonald’s Corp.	622,145	0.8
15,902		Target Corp.	940,921	1.2
14,486		TJX Cos., Inc.	614,931	0.8
18,161		Walt Disney Co.	904,236	1.2
98,837		Other Securities	4,116,799	5.3
			9,529,035	12.2
		Consumer Staples: 12.0%
15,161		Colgate-Palmolive Co.	1,584,931	2.0
12,513		CVS Caremark Corp.	605,003	0.8
23,486		Hershey Co.	1,696,159	2.2
18,585		HJ Heinz Co.	1,071,983	1.4
27,627		Walgreen Co.	1,022,475	1.3
77,754		Other Securities	3,356,468	4.3
			9,337,019	12.0
		Energy: 11.3%
8,363		Apache Corp.	656,495	0.9
12,685		Cabot Oil & Gas Corp.	630,952	0.8
11,446		Chevron Corp.	1,237,770	1.6
15,291		ConocoPhillips	886,725	1.1
13,450		ExxonMobil Corp.	1,164,098	1.5
20,356	@	Southwestern Energy Co.	680,094	0.9
66,559		Other Securities	3,521,490	4.5
			8,777,624	11.3
		Financials: 14.8%
17,281		Chubb Corp.	1,301,605	1.7
23,221		Citigroup, Inc.	918,623	1.2
20,379		Discover Financial Services	785,610	1.0
16,817		JPMorgan Chase & Co.	739,444	0.9
20,487		PNC Financial Services Group, Inc.	1,194,597	1.5
11,465		T. Rowe Price Group, Inc.	746,715	1.0
27,891		US Bancorp.	890,839	1.1
44,963		Wells Fargo & Co.	1,536,835	2.0
89,539		Other Securities	3,458,880	4.4
			11,573,148	14.8
		Health Care: 15.1%
19,561		Abbott Laboratories	1,281,246	1.6
8,884		Amgen, Inc.	766,867	1.0

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Health Care: (continued)
8,344	Becton Dickinson & Co.	$652,417	0.8
11,260	Covidien PLC	650,152	0.8
11,530	CR Bard, Inc.	1,126,942	1.5
17,635	Johnson & Johnson	1,236,214	1.6
46,122	Pfizer, Inc.	1,156,740	1.5
121,037	Other Securities	4,896,875	6.3
		11,767,453	15.1
	Industrials: 11.0%
11,654	3M Co.	1,082,074	1.4
6,054	Cummins, Inc.	655,951	0.8
43,443	General Electric Co.	911,869	1.2
14,845	Ingersoll-Rand PLC	711,966	0.9
11,526	Norfolk Southern Corp.	712,768	0.9
15,764	Paccar, Inc.	712,690	0.9
4,975	Union Pacific Corp.	625,457	0.8
14,281	United Technologies Corp.	1,171,185	1.5
37,525	Other Securities	2,022,582	2.6
		8,606,542	11.0
	Information Technology: 17.7%
21,377	Analog Devices, Inc.	899,117	1.1
3,077	Apple, Inc.	1,640,133	2.1
13,688	Automatic Data Processing, Inc.	780,353	1.0
4,737	International Business Machines Corp.	907,372	1.2
49,761	Microsoft Corp.	1,330,112	1.7
28,450	Oracle Corp.	947,954	1.2
180,278	Other Securities	7,333,679	9.4
		13,838,720	17.7
	Materials: 2.8%
7,387	Airgas, Inc.	674,359	0.9
9,300	Ecolab, Inc.	668,670	0.8
20,516	Other Securities	876,128	1.1
		2,219,157	2.8
	Telecommunication Services: 1.5%
20,889	Verizon Communications, Inc.	903,867	1.1
8,340	Other Securities	281,142	0.4
		1,185,009	1.5

See Accompanying Notes to Financial Statements

126

ING PIONEER FUND PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Utilities: 0.4%
7,592	Other Securities	$324,027	0.4

	Total Common Stock (Cost $65,047,599)	77,157,734	98.8

SHORT-TERM INVESTMENTS: 0.8%
	Mutual Funds: 0.8%
593,264	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $593,264)	593,264	0.8
	Total Short-Term Investments (Cost $593,264)	593,264	0.8

	Total Investments in Securities (Cost $65,640,863)	$77,750,998	99.6
	Assets in Excess of Other Liabilities	288,713	0.4

	Net Assets	$78,039,711	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

Cost for federal income tax purposes is $65,938,064.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$12,979,603
Gross Unrealized Depreciation	(1,166,669)

Net Unrealized Appreciation	$11,812,934

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$9,262,370	$266,665	$—	$9,529,035
Consumer Staples	9,337,019	—	—	9,337,019
Energy	8,777,624	—	—	8,777,624
Financials	11,573,148	—	—	11,573,148
Health Care	11,346,640	420,813	—	11,767,453
Industrials	8,606,542	—	—	8,606,542
Information Technology	13,838,720	—	—	13,838,720
Materials	2,219,157	—	—	2,219,157
Telecommunication Services	1,185,009	—	—	1,185,009
Utilities	324,027	—	—	324,027

Total Common Stock	76,470,256	687,478	—	77,157,734

Short-Term Investments	593,264	—	—	593,264

Total Investments, at fair value	$77,063,520	$687,478	$—	$77,750,998

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

127

ING TEMPLETON GLOBAL GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.3%
		Austria: 0.3%
229,810		Other Securities	$1,745,007	0.3

		Brazil: 0.6%
166,460		Other Securities	3,323,808	0.6

		Canada: 1.3%
587,000		Talisman Energy, Inc.	6,638,936	1.3

		China: 0.9%
750,229		Other Securities(a)	4,520,933	0.9

		France: 12.0%
167,500		Alstom	6,747,594	1.3
365,002		AXA S.A.	6,553,933	1.3
151,860		BNP Paribas	8,645,443	1.6
82,275		Cie Generale des Etablissements Michelin	7,883,546	1.5
699,560	@	Credit Agricole S.A.	5,697,299	1.1
110,730		Sanofi-Aventis SA	10,500,570	2.0
165,330		Total S.A.	8,602,648	1.6
225,049		Vivendi	5,089,723	1.0
290,480		Other Securities	3,222,549	0.6
			62,943,305	12.0
		Germany: 6.0%
527,700		Deutsche Lufthansa AG	9,975,843	1.9
33,920		Muenchener Rueckversicherungs AG	6,123,534	1.2
69,520		Siemens AG	7,602,094	1.4
75,790		Other Securities	8,023,404	1.5
			31,724,875	6.0
		India: 0.6%
76,440		Other Securities	3,333,548	0.6

		Ireland: 0.2%
81,500		Other Securities	832,115	0.2

		Italy: 3.5%
259,567		ENI S.p.A.	6,358,782	1.2
2,995,557		Intesa Sanpaolo S.p.A.	5,180,281	1.0
1,398,491	@	UniCredit SpA	6,886,844	1.3
			18,425,907	3.5

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Japan: 3.4%
136,700		Toyota Motor Corp.	$6,383,363	1.2
2,036,000		Other Securities	11,715,276	2.2
			18,098,639	3.4
		Netherlands: 4.1%
74,703		Akzo Nobel NV	4,945,122	1.0
152,379		Randstad Holdings NV	5,655,901	1.0
159,697		Royal Dutch Shell PLC - Class B	5,697,430	1.1
225,713		Other Securities	5,486,769	1.0
			21,785,222	4.1
		Portugal: 0.7%
239,210		Other Securities	3,713,186	0.7

		Singapore: 3.1%
3,224,000		Singapore Telecommunications Ltd.	8,772,600	1.7
884,960		Other Securities	7,400,368	1.4
			16,172,968	3.1
		South Korea: 3.8%
152,240	@	KB Financial Group, Inc.	5,437,843	1.0
9,237		Samsung Electronics Co., Ltd.	13,271,720	2.5
4,315		Other Securities	1,413,553	0.3
			20,123,116	3.8
		Spain: 0.6%
233,371		Other Securities	3,159,640	0.6

		Sweden: 0.8%
414,521		Other Securities	4,187,180	0.8

		Switzerland: 5.7%
285,770		Credit Suisse Group	6,974,608	1.3
50,040		Roche Holding AG - Genusschein	10,117,147	1.9
80,590		Swiss Re Ltd.	5,842,680	1.1
354,570		UBS AG - Reg	5,548,624	1.1
28,350		Other Securities	1,501,367	0.3
			29,984,426	5.7
		Taiwan: 0.5%
155,778		Other Securities	2,673,151	0.5

		Turkey: 0.7%
221,600		Other Securities	3,576,624	0.7

See Accompanying Notes to Financial Statements

128

ING TEMPLETON GLOBAL GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United Kingdom: 13.0%
1,104,186		Aviva PLC	$6,832,676	1.3
872,670		BP PLC	6,067,629	1.1
374,121		CRH PLC	7,728,995	1.5
338,530		GlaxoSmithKline PLC	7,370,615	1.4
557,910		HSBC Holdings PLC	5,913,449	1.1
2,711,470	@	International Consolidated Airlines Group SA	8,222,270	1.6
1,458,820		Kingfisher PLC	6,816,478	1.3
1,036,920		Tesco PLC	5,711,982	1.1
3,918,007		Vodafone Group PLC	9,862,712	1.9
677,790		Other Securities	3,716,176	0.7
			68,242,982	13.0
		United States: 36.5%
125,240		Amgen, Inc.	10,810,717	2.1
161,640		Baker Hughes, Inc.	6,601,378	1.3
56,130		Chevron Corp.	6,069,898	1.1
443,070		Cisco Systems, Inc.	8,706,325	1.7
201,720		Citigroup, Inc.	7,980,043	1.5
223,570		Comcast Corp. - Class A	8,357,047	1.6
112,345		CVS Caremark Corp.	5,431,881	1.0
57,410		FedEx Corp.	5,265,645	1.0
187,350		Halliburton Co.	6,499,172	1.2
120,000		JPMorgan Chase & Co.	5,276,400	1.0
144,030		Medtronic, Inc.	5,908,111	1.1
178,530		Merck & Co., Inc.	7,309,018	1.4
381,910		Microsoft Corp.	10,208,454	1.9
284,070		Morgan Stanley	5,431,418	1.0
477,370		Pfizer, Inc.	11,972,440	2.3
1,267,317	@	Sprint Nextel Corp.	7,185,687	1.4
127,003		Time Warner, Inc.	6,074,553	1.2
52,372		Time Warner Cable, Inc.	5,090,035	1.0
76,450		United Parcel Service, Inc. - Class B	5,636,659	1.1
2,473,054		Other Securities(a)	55,977,557	10.6
			191,792,438	36.5
		Total Common Stock (Cost $522,697,199)	516,998,006	98.3

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.7%
	Securities Lending Collateralcc(1): 0.7%
$1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,000,016, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $1,020,000, due 07/15/13-08/01/46)	$1,000,000	0.2
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,000,011, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 10/01/16-12/20/42)	1,000,000	0.2
39,491	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%, due 01/02/13 (Repurchase Amount $39,491, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $40,281, due 08/09/13-04/18/36)	39,491	0.0

See Accompanying Notes to Financial Statements

129

ING TEMPLETON GLOBAL GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
$1,000,000	Mizuho Securities USA Inc., Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,000,016, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-11.250%, Market Value plus accrued interest $1,020,000, due 02/01/13-08/15/41)	$1,000,000	0.2
642,544	Morgan Stanley, Repurchase Agreement dated 12/31/12, 0.25%, due 01/02/13 (Repurchase Amount $642,553, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $655,395, due 10/01/26-11/01/42)	642,544	0.1
		3,682,035	0.7
	Total Short-Term Investments (Cost $3,682,035)	3,682,035	0.7

	Total Investments in Securities (Cost $526,379,234)	$520,680,041	99.0
	Assets in Excess of Other Liabilities	5,398,994	1.0

	Net Assets	$526,079,035	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $526,498,098.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$73,090,611
Gross Unrealized Depreciation	(78,908,668)

Net Unrealized Depreciation	$(5,818,057)

Sector Diversification	Percentage of Net Assets
Financials	20.9%
Health Care	14.0%
Information Technology	13.0%
Energy	12.4%
Industrials	12.2%
Consumer Discretionary	11.6%
Telecommunication Services	8.9%
Materials	3.2%
Consumer Staples	2.1%
Short-Term Investments	0.7%
Assets in Excess of Other Liabilities	1.0%

Net Assets	100.0%

See Accompanying Notes to Financial Statements

130

ING TEMPLETON GLOBAL GROWTH PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Austria	$—	$1,745,007	$—	$1,745,007
Brazil	3,323,808	—	—	3,323,808
Canada	6,638,936	—	—	6,638,936
China	1,421,250	3,099,683	—	4,520,933
France	—	62,943,305	—	62,943,305
Germany	—	31,724,875	—	31,724,875
India	3,333,548	—	—	3,333,548
Ireland	832,115	—	—	832,115
Italy	—	18,425,907	—	18,425,907
Japan	—	18,098,639	—	18,098,639
Netherlands	—	21,785,222	—	21,785,222
Portugal	3,713,186	—	—	3,713,186
Singapore	3,545,786	12,627,182	—	16,172,968
South Korea	—	20,123,116	—	20,123,116
Spain	—	3,159,640	—	3,159,640
Sweden	—	4,187,180	—	4,187,180
Switzerland	—	29,984,426	—	29,984,426
Taiwan	2,673,151	—	—	2,673,151
Turkey	3,576,624	—	—	3,576,624
United Kingdom	—	68,242,982	—	68,242,982
United States	191,792,438	—	—	191,792,438

Total Common Stock	220,850,842	296,147,164	—	516,998,006

Short-Term Investments	—	3,682,035	—	3,682,035

Total Investments, at fair value	$220,850,842	$299,829,199	$—	$520,680,041

(1)	For the year ended December 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. At December 31, 2012, securities valued at $3,786,607 were transferred from Level 1 to Level 2 within the fair value hierarchy.
^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

131

ING U.S. STOCK INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.4%
		Consumer Discretionary: 11.4%
122,906	@	Amazon.com, Inc.	$30,866,613	0.7
901,274		Comcast Corp. - Class A	33,689,622	0.8
507,126		Home Depot, Inc.	31,365,743	0.7
340,523		McDonald’s Corp.	30,037,534	0.7
601,057		Walt Disney Co.	29,926,628	0.7
8,787,603		Other Securities(a)	344,664,220	7.8
			500,550,360	11.4
		Consumer Staples: 10.5%
686,863		Altria Group, Inc.	21,581,236	0.5
1,308,274		Coca-Cola Co.	47,424,933	1.1
422,846		CVS Caremark Corp.	20,444,604	0.5
524,652		PepsiCo, Inc.	35,901,936	0.8
566,608		Philip Morris International, Inc.	47,391,093	1.1
927,379		Procter & Gamble Co.	62,959,760	1.4
567,309		Wal-Mart Stores, Inc.	38,707,493	0.9
4,126,166		Other Securities(a)	184,264,403	4.2
			458,675,458	10.5
		Energy: 10.8%
663,824		Chevron Corp.	71,785,927	1.6
411,722		ConocoPhillips	23,875,759	0.5
1,546,409		ExxonMobil Corp.	133,841,699	3.1
274,793		Occidental Petroleum Corp.	21,051,892	0.5
450,277		Schlumberger Ltd.	31,199,693	0.7
4,338,668		Other Securities(a)	193,060,158	4.4
			474,815,128	10.8
		Financials: 15.3%
330,214		American Express Co.	18,980,701	0.4
3,655,639		Bank of America Corp.	42,405,412	1.0
618,672	@	Berkshire Hathaway, Inc.	55,494,878	1.2
994,634		Citigroup, Inc.	39,347,721	0.9
149,829		Goldman Sachs Group, Inc.	19,112,187	0.4
1,289,335		JPMorgan Chase & Co.	56,692,060	1.3
637,772		US Bancorp.	20,370,438	0.5
1,660,517		Wells Fargo & Co.	56,756,471	1.3

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Financials: (continued)
10,304,521		Other Securities	$364,461,892	8.3
			673,621,760	15.3
		Health Care: 11.8%
536,121		Abbott Laboratories	35,115,926	0.8
260,267		Amgen, Inc.	22,466,248	0.5
559,870		Bristol-Myers Squibb Co.	18,246,163	0.4
256,975	@	Gilead Sciences, Inc.	18,874,814	0.4
939,939		Johnson & Johnson	65,889,724	1.5
1,031,112		Merck & Co., Inc.	42,213,725	1.0
2,497,190		Pfizer, Inc.	62,629,525	1.4
346,464		UnitedHealth Group, Inc.	18,792,207	0.4
4,377,472		Other Securities	234,900,821	5.4
			519,129,153	11.8
		Industrials: 9.9%
215,910		3M Co.	20,047,244	0.5
221,798		Caterpillar, Inc.	19,868,665	0.4
3,556,675		General Electric Co.	74,654,608	1.7
159,547		Union Pacific Corp.	20,058,249	0.5
285,999		United Technologies Corp.	23,454,778	0.5
5,095,865		Other Securities(a)	275,851,677	6.3
			433,935,221	9.9
		Information Technology: 18.7%
319,058		Apple, Inc.	170,067,486	3.9
1,800,757		Cisco Systems, Inc.	35,384,875	0.8
394,997	@	eBay, Inc.	20,152,747	0.4
90,275	@	Google, Inc. - Class A	64,038,377	1.4
360,249		International Business Machines Corp.	69,005,696	1.6
1,687,728		Intel Corp.	34,817,829	0.8
2,569,177		Microsoft Corp.	68,674,101	1.6
1,274,907		Oracle Corp.	42,479,901	1.0
577,962		Qualcomm, Inc.	35,845,203	0.8
176,818		Visa, Inc.	26,802,072	0.6
9,238,313		Other Securities(a)	255,967,366	5.8
			823,235,653	18.7
		Materials: 3.6%
3,234,522		Other Securities(a)	156,487,605	3.6

See Accompanying Notes to Financial Statements

132

ING U.S. STOCK INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets

COMMON STOCK: (continued)
	Telecommunication Services: 3.0%
1,926,506	AT&T, Inc.	$64,942,517	1.5
967,975	Verizon Communications, Inc.	41,884,278	0.9
1,973,699	Other Securities(a)	25,384,253	0.6
		132,211,048	3.0
	Utilities: 3.4%
3,843,288	Other Securities	148,421,433	3.4

	Total Common Stock (Cost $3,437,733,650)	4,321,082,819	98.4

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.6%
	Securities Lending Collateralcc(1): 0.4%
$4,805,208	Cantor Fitzgerald, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $4,805,287, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $4,901,313, due 07/15/13-08/01/46)	$4,805,208	0.1
4,805,208	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $4,805,261, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $4,901,313, due 10/01/16-12/20/42)	4,805,208	0.1

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
$1,011,240	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $1,011,250, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $1,031,467, due 10/31/17-08/15/22)	$1,011,240	0.0
4,805,208	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $4,805,257, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $4,901,313, due 08/09/13-06/20/42)	4,805,208	0.1
4,805,208	Royal Bank of Canada, Repurchase Agreement dated 12/26/12, 0.18%, due 01/02/13 (Repurchase Amount $4,805,374, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $4,901,312, due 10/01/32-01/01/43)	4,805,208	0.1
		20,232,072	0.4

See Accompanying Notes to Financial Statements

133

ING U.S. STOCK INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 1.2%
52,124,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $52,124,000)	$52,124,000	1.2
	Total Short-Term Investments (Cost $72,356,072)	72,356,072	1.6

	Total Investments in Securities (Cost $3,510,089,722)	$4,393,438,891	100.0
	Assets in Excess of Other Liabilities	6,216	—

	Net Assets	$4,393,445,107	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012. The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $3,576,454,079.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$991,066,478
Gross Unrealized Depreciation	(174,081,666)

Net Unrealized Appreciation	$816,984,812

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$4,321,082,819	$—	$—	$4,321,082,819
Short-Term Investments	52,124,000	20,232,072	—	72,356,072

Total Investments, at fair value	$4,373,206,819	$20,232,072	$—	$4,393,438,891

Other Financial Instruments+
Futures	414,710	—	—	414,710

Total Assets	$4,373,621,529	$20,232,072	$—	$4,393,853,601

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING U.S. Stock Index Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	1,143	03/15/13	$81,158,715	$414,710

			$81,158,715	$414,710

See Accompanying Notes to Financial Statements

134

ING U.S. STOCK INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets-Unrealized appreciation*	$414,710

Total Asset Derivatives		$414,710

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$11,213,003

Total	$11,213,003

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$3,268

Total	$3,268

See Accompanying Notes to Financial Statements

135

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2012 were as follows:

Portfolio Name	Type	Per Share Amount

ING BlackRock Large Cap Growth Portfolio
Class ADV	NII	$0.0309
Class I	NII	$0.0781
Class S	NII	$0.0522
Class S2	NII	$0.0414

ING Clarion Real Estate Portfolio
Class ADV	NII	$0.2420
Class I	NII	$0.3192
Class S	NII	$0.2561
Class S2	NII	$0.2299

ING Franklin Income Portfolio
Class ADV	NII	$0.6029
Class I	NII	$0.6379
Class S	NII	$0.6122
Class S2	NII	$0.5986

ING Franklin Mutual Shares Portfolio
Class ADV	NII	$0.1095
Class I	NII	$0.1499
Class S	NII	$0.1276

ING JPMorgan Small Cap Core Equity Portfolio
Class ADV	NII	$0.0160
Class I	NII	$0.0565
Class S	NII	$0.0237
Class S2	NII	$0.0019

ING Large Cap Growth Portfolio
Class ADV	NII	$0.0569
Class I	NII	$0.0779
Class S	NII	$0.0568
Class S2	NII	$0.0641
All Classes	STCG	$0.0131
All Classes	LTCG	$0.1172

Portfolio Name	Type	Per Share Amount

ING Large Cap Value Portfolio
Class ADV	NII	$0.1922
Class I	NII	$0.2273
Class S	NII	$0.2094

ING Limited Maturity Bond Portfolio
Class ADV	NII	$0.0777
Class I	NII	$0.1116
Class S	NII	$0.0813

ING PIMCO High Yield Portfolio
Class ADV	NII	$0.6190
Class I	NII	$0.6810
Class S	NII	$0.6549
Class S2	NII	$0.6407

ING Pioneer Fund Portfolio
Class ADV	NII	$0.1168
Class I	NII	$0.1799
Class S	NII	$0.1495

ING Templeton Global Growth Portfolio
Class ADV	NII	$0.2340
Class I	NII	$0.2476
Class S	NII	$0.2142
Class S2	NII	$0.1998

ING U.S. Stock Index Portfolio
Class ADV	NII	$0.1740
Class I	NII	$0.2160
Class S	NII	$0.1874
Class S2	NII	$0.1801
All Classes	STCG	$0.0065
All Classes	LTCG	$0.3082

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

136

TAX INFORMATION (UNAUDITED) (CONTINUED)

Of the ordinary distributions made during the year ended December 31, 2012, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING BlackRock Large Cap Growth Portfolio	100.00%

ING Clarion Real Estate Portfolio	0.78%

ING Franklin Income Portfolio	24.02%

ING Franklin Mutual Shares Portfolio	81.67%

ING JPMorgan Small Cap Core Equity Portfolio	100.00%

ING Large Cap Growth Portfolio	100.00%

ING Large Cap Value Portfolio	100.00%

ING PIMCO High Yield Portfolio	0.02%

ING Pioneer Fund Portfolio	100.00%

ING Templeton Global Growth Portfolio	35.45%

ING U.S. Stock Index Portfolio	99.59%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolio below designates the following amounts as foreign taxes paid for the year ended December 31, 2012. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
ING Templeton Global Growth Portfolio	$564,027	$0.0133	69.93%

*	None of the Portfolio’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

137

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Trustee	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	147	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	January 2005 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	147	None.

Patricia W. Chadwick(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	147	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund, (35 funds) (December 2009 - Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	November 2007 - Present	Retired.	147	First Marblehead Corporation (September 2003- Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 1997 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	147	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	147	Assured Guaranty Ltd. (April 2004 - Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	147	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Chairperson/Trustee	January 1994 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	147	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

138

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Trustees who are “Interested Persons”:

Robert W. Crispin(4) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007 - Present	Retired.	147	Intact Financial Corporation (December 2004 - Present) and PFM Group (November 2010 - Present).

Shaun P. Mathews(4) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	182	ING Capital Corporation, LLC (December 2005 - Present).

(1)	Subject to the Board’s retirement policy, Trustees serve until their successors are duly elected and qualified. The Board’s retirement policy states that each duly elected or appointed Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, as amended (“Independent Trustees”), shall retire from service as a Trustee at the close of business on December 31 of the calendar year in which the Trustee reaches the age of 73. A majority vote of the Board may extend the retirement date of a Trustee if such retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.
(2)	Except for Mr. Mathews and for the purposes of this table “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Short Duration High Income Fund; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of January 31, 2013.
(3)	In 2010 and 2011, Patricia Chadwick received approximately $295,000 and $415,000, respectively, from a consulting firm that was engaged by a law firm representing JPMorgan Chase Bank, N.A. The compensation was for her services as an expert in a class action regarding JPMorgan Chase Bank, N.A.’s securities lending activities. JPMorgan Chase Bank, N.A. is an affiliate of JP Morgan Investment Management, Inc., a sub-adviser to ING JPMorgan Emerging Markets Equity Portfolio and ING JPMorgan Small Cap Core Equity Portfolio. ING JPMorgan Emerging Markets Equity Portfolio and ING JPMorgan Small Cap Core Equity Portfolio are series of the ING Investors Trust registrant.
(4)	Messrs. Crispin and Matthews are deemed “Interested Persons” of the Trust because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

139

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	March 2003 - Present	Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012 - Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	March 2003 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012 - Present	Senior Vice President, ING Investments, LLC (February 2012- Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006 - Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2012 - Present	Senior Vice President - Fund Compliance, ING Funds Services, LLC (June 2012 - Present). Formerly, Vice President - Platform Product Management & Project Management, ING Investments, LLC (April 2007 - June 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	November 1999 – Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present). Formerly, Treasurer, ING Funds (November 1999 - February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 -Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	February 2003 - Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Vice President	September 2012 - Present	Vice President, ING Funds Services, LLC (July 2007 - Present).

140

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	September 2012 - Present	Vice President, ING Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, ING Funds Services, LLC (March 2003 - March 2012).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006 - Present	Vice President - Platform Product Management & Project Management, ING Investments, LLC (July 2012 - Present); Vice President, ING Investment Management - ING Funds (March 2010 - Present) and Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 - March 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010- Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

141

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 29, 2012, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC or Directed Services LLC, as applicable (together, the “Adviser”) and the Portfolios and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 24 and November 27, 2012 to consider the renewal of the Advisory and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 29, 2012 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for each of the ING Funds under its jurisdiction, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2013. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Portfolios’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional or revised information from

142

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Management and address certain unique characteristics related to new or existing ING Funds.

The Board has established (among other committees) two Investment Review Committees (each, an “IRC”), which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the Contract Review Process, and each Portfolio is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio’s relevant benchmark, Lipper, Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts. The Independent Trustees review and update the 15(c) Methodology Guide annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Portfolios’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and selected peer group of investment companies (“Selected Peer Group”) to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the

Board’s IRCs review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2013. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2013, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Trustees prior to the November 29, 2012 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolio’s) advisory contracts and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s);

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(9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) for open-end Portfolios, information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

The Board also noted that ING Groep, N.V. the ultimate parent company of the Adviser and the sub-adviser for certain Portfolios (“ING Sub-Adviser”), has announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the Adviser and ING Sub-Adviser, into an independent, standalone company by the end of 2016. The Board further noted that this separation may result in the Adviser and ING Sub-Adviser’s loss of access to the services and resources of their current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control, the investment advisory and sub-advisory agreements for the Portfolios would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Portfolio. The Board also recognized that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Portfolios, the Adviser, and ING Sub-Adviser, including their ability prior to, during and after the separation to perform the same level of service to the Portfolios as the Adviser and ING Sub-Adviser, currently provide. In this regard, the Board noted that the Adviser and ING Sub-Adviser, do not currently anticipate that the separation would have a material adverse impact on the Portfolios or their operations and administration.

For each Portfolio, with the exception of ING Franklin Income Portfolio, ING Franklin Mutual Shares Portfolio, ING Large Cap Value Portfolio, ING Pioneer Fund Portfolio, and ING U.S. Stock Index Portfolio, Class S shares were used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. With respect to ING Franklin Income Portfolio, ING Franklin Mutual Shares Portfolio, ING Pioneer Fund Portfolio, and ING U.S. Stock Index Portfolio for purposes of certain comparisons between the Portfolio and its Selected Peer Group. Lastly, Class A shares were used for ING Large Cap Value Portfolio for purposes of certain comparisons between the Portfolio and its Selected Peer Group. The specific class of shares generally was selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolios’ Selected Peer Groups were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Groups.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program and performance of the Sub-Advisers under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Advisers provide to the applicable Portfolios and the Sub-Advisers’ compliance with applicable laws and regulations. The Board noted that to assist in the selection and monitoring of the Sub-Advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MRSG”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Advisers and the Portfolios that it manages. The Board recognized that the MRSG also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that the MRSG prepares periodic due diligence reports regarding the Sub-Advisers based on on-site visits and information and analysis which, team members use to attempt to gain and maintain an in-depth understanding of the Sub-Advisers’ investment processes and to try to identify issues that may be relevant to each Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that the MRSG provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that the Adviser and Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the ING Fund complex.

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The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Portfolio in the ING Fund complex. The Board noted that, for new non-ING-affiliated sub-advisers, the MRSG is responsible for: identifying qualified candidates; analyzing their investment process, personnel and resources; conducting due diligence on the candidates; and selecting the firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of approving any new sub-adviser for a Portfolio.

The Board also considered that in the course of monitoring performance of the Sub-Advisers, the MRSG has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to the Portfolio’s Morningstar category median, Lipper category median, and/or primary benchmark. The Board also recognized that the MRSG provides the IRCs with regular updates on the Portfolios and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by the MSRG is the preparation of the Fund Dispersion Report. This report seeks to monitor any dispersion between Portfolios managed by the Sub-Advisers and their similarly managed retail counterparts and again assists the Board in carrying out its general oversight duties. The Board also noted that the Adviser regularly monitors performance, personnel, compliance and a myriad of other issues that may arise on a day-to-day basis with regards to the Sub-Advisers and noted that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board noted that the Portfolios also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of the MRSG.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective

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resources and reputations of the Adviser and Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Fund complex) by the Adviser and Sub-Advisers, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and each Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent, and quality of the overall services provided by the Adviser and each Sub-Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, and/or primary benchmark. The FACT sheet performance data was as of June 30, 2012. In addition, the Board also considered at its November 29, 2012 meeting certain additional data regarding performance and Portfolio asset levels as of September 30 and October 31, 2012. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. The Board also considered that some of the Portfolios that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Portfolios’ investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. For non-ING-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-ING-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the

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administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual advisory fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fees payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-ING-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also noted that the Adviser (and not a Portfolio) pays the sub-advisory fees earned by a non-ING-affiliated Sub-Adviser. In addition, the Board noted that certain of the Portfolios’ Sub-Advisers traditionally have not accounted for their profits on an account-by-account basis and those that do likely employ different methodologies in connection with these calculations.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fee rates of the Adviser and Sub-Adviser primarily on the factors described for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain funds in the ING Fund Complex. These remedial actions have included, among others: reductions in effective fee rates through expense limitation or fee waiver arrangements or through contractual fee rate revisions, such as the addition of the fee schedule breakpoints at higher asset levels; changes in sub-adviser or portfolio managers; and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 29, 2012 meeting in relation to renewing each Portfolio’s current Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING BlackRock Large Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING BlackRock

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Large Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, the third quintile for the three-year period, and the fourth quintile for the one-year, five-year, and ten-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s representations that the portfolio management team for the Portfolio was modified in June 2012; (2) Management’s analysis regarding improved performance during more recent periods; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is below the median and above the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and above the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that that the Portfolio’s portfolio management team was modified in June 2012, it is reasonable to permit the current team to establish a longer performance record for the purposes of evaluating investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Clarion Real Estate Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Clarion Real Estate Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter and year-to-date period, but outperformed for the one-year, three-year and ten-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and ten-year periods, the second quintile for the one-year and five-year periods, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the strength of the Portfolio’s performance during certain reporting periods; and (2) Management’s confidence in the Sub-Adviser’s capability in executing the Portfolio’s investment mandate.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and above the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is

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reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Franklin Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Franklin Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter and five-year periods, but underperformed for the year-to-date, one-year, and three-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and three-year periods, the second quintile for the one-year period, and the fourth quintile for the five-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits of the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and equal to the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Franklin Mutual Shares Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Franklin Mutual Shares Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, the third quintile for the five-year period, and the fourth quintile for the year-to-date, one-year, and three-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the negative effect that sector weightings and stock selection had on the Portfolio’s performance; (2) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance; (3) Management’s representations regarding favorable performance during certain periods; and (4) Management’s expectation that the Portfolio’s longer-term performance will improve.

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In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and equal to the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations with respect to the competitiveness of the Portfolio’s management fee.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance, it is reasonable to allow the Sub-Adviser to continue to manage the Portfolio to assess whether performance improves; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING JPMorgan Small Cap Core Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING JPMorgan Small Cap Core Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, one-year, and five-year periods, the second quintile for the most recent calendar quarter, three-year, and ten-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which results in lesser fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is above the median and below the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and below the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Large Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Large Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, one-year, three-year, and five-year periods, and the second quintile for the most recent calendar quarter.

150

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Large Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Large Cap Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year and three-year periods, the second quintile for the five-year period, the third quintile for the most recent calendar quarter, and the fourth quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee rate.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Limited Maturity Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Limited Maturity Bond Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and three-year periods, during which it outperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category

151

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

for the ten-year period, the fourth quintile for the five-year period, and the fifth (lowest) quintile for the most recent calendar quarter, year-to-date, one-year, and three-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that sector allocation had on the Portfolio’s performance; (2) Management’s confidence in the Sub-Adviser’s ability to execute the Portfolio’s investment strategy; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING PIMCO High Yield Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING PIMCO High Yield Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exceptions of the most recent calendar quarter and one-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the second quintile for the most recent calendar quarter and one-year periods, and the third quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Pioneer Fund Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Pioneer Fund Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio underperformed its Morningstar

152

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the most recent calendar quarter, three-year, and five-year periods, and the fifth (lowest) quintile for the year-to-date and one-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the negative effect that sector weightings and stock selection had on the Portfolio’s performance; (2) Management’s representations that it was analyzing options for addressing the Board’s concerns regarding the Portfolio’s performance and Management’s undertaking to present to the Board a plan for addressing performance issues; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management would continue to monitor, and the Board or its IRC would periodically review its performance, its investment performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio

for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Templeton Global Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Templeton Global Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the year-to-date period, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter and year-to-date periods, and the fourth quintile for the one-year, three-year, five-year, and ten-year periods.

In analyzing this performance data, the Board took into account (1) Management’s analysis regarding the effect that stock selection had on the Portfolio’s performance; and (2) that Management will continue to monitor, and the Board or its IRCs would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolios and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its IRCs would periodically review, the Portfolio’s performance,

153

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING U.S. Stock Index Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING U.S. Stock Index Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, year-to-date, one-year, and three-year periods, and the second quintile for the five-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board

took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and; (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

154

Investment Adviser

Directed Services LLC

1475 Dunwoody Drive

West Chester, Pennsylvania 19380

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UFIIT2AISS2	(1212-022213)

Annual Report

December 31, 2012

Classes ADV, I and S

ING Investors Trust

■  ING BlackRock Inflation Protected Bond Portfolio
■  ING Goldman Sachs Commodity Strategy Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	8
Report of Independent Registered Public Accounting Firm	9
Statements of Assets and Liabilities	10
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15
Summary Portfolios of Investments	31
Tax Information	41
Trustee and Officer Information	42
Advisory Contract Approval Discussion	46

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (″SEC’s″) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Looking Forward

Dear Shareholder,

Normally I end my letters by exhorting clients to keep their portfolios focused on long-term goals and well diversified in terms of assets and geography, and to discuss thoroughly any proposed investment changes with their financial advisors before taking action. This month, the reminders are up front to emphasize their importance as we conclude an eventful year and take a look forward.

A central theme over the past few years has been the impact government and central bank policymaking has had on economic and market outcomes. Private-sector forces, which tend to restore equilibrium in normal times, have not done enough to allow policymakers to scale back their involvement. An important reason for this is that the framework within which private-sector decisions are made requires substantial overhaul; economic and monetary ties in the euro zone need to be strengthened, the U.S. must make some difficult fiscal decisions and the success of a number of economies depends on the introduction of structural reforms.

Since the world economy is still sluggish, supportive public policies will remain critical in 2013 and beyond. However, what might we anticipate over the long term? For insight into this question, I turned to a recent report published by the National Intelligence Council — a U.S. government agency that serves as a bridge between the U.S. intelligence and policy communities — entitled “Global Trends 2030: Alternative Worlds.” The report identifies four “megatrends” that the Council considers likely to emerge over the next 20 years or so. Among these are two that potentially carry implications for future investment themes. Individual empowerment will accelerate owing to growth of the global middle class, says the Council, potentially leading to a virtuous cycle of global economic expansion and creating dynamic markets for new products and technologies. Meanwhile, emerging nations will wield greater regional influence, and the health of the global economy increasingly will be linked to how well the developing world fares. This suggests that a portfolio of securities that provide exposure to developed and emerging market economies — such as ING Funds seeks to provide — may offer attractive potential for some time to come.

It’s important to remember that these are projections and subject to change, but they point to the value of keeping one’s portfolio well diversified to meet the challenges and take advantage of the opportunities that lie ahead.

All of us at ING Funds extend our best wishes for a happy and prosperous new year. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 4, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2012

In the early part of our fiscal year, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, enjoyed the best first quarter rally since 1998. But in the two months from early April the MSCI World IndexSM slumped 11% as, for the third consecutive year, the basis of earlier optimism was undermined by events. The recovery from there was dramatic and the MSCI World IndexSM ended up 15.71% for the whole year, despite slow, patchy improvement in economic data, and investors’ frustration at the futile efforts of global leaders to resolve key problems. It came because central banks, by their actions, made risky assets much more attractive. (The MSCI World IndexSM returned 15.83% for the one year ended December 31, 2012, measured in U.S. dollars.)

Much of the early upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. But the improvement faded fast: the three-month average of 245,000 new jobs reported in March slumped to only 94,000 in September, before rebounding less than one third of the way to 139,000 by December. The unemployment rate was still uncomfortably high at 7.7%.

By December, other economic data, from average hourly earnings growth to consumer confidence to retail sales were mostly inconclusive. Final third quarter gross domestic product (“GDP”) growth was revised up to 3.1%, but it didn’t feel like it and the next few quarters were expected to show growth at about half of this level.

The housing market however, seemed clearly to be on the mend. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 4.3% year-over-year gain, while new home sales in November were the highest since April 2010.

Also in the relative doldrums was China, responsible for much of global GDP growth in recent years. GDP increased by 7.4% in the third quarter of 2012 over the same quarter in 2011, the lowest rise in three years.

And yet despite the shortage of good news, the MSCI World IndexSM ended December 16% above the low point in early June. How could this be? One reason was a growing sense that the euro zone’s enduring sovereign debt crisis might at last be approaching the end-game. Another was a third round of quantitative easing launched by the Federal Reserve.

In the euro zone, amid ongoing protests against fiscal austerity, a €100 billion recapitalization bailout for Spain’s shaky banks was tortuously agreed upon in June. Attention returned to Greece in July where the continuation of the country’s bailout rested on the outcome of an examination by creditors of its parlous fiscal state. With prospects for the euro looking increasingly tenuous, European Central Bank (“ECB”) President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was “ready to do whatever it takes to preserve the euro.” Under certain conditions, the ECB would buy without limitation the 1–3 year bonds of a country in difficulties.

In September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing: an additional $40 billion of agency mortgage-backed securities would be purchased monthly. Then in December, “Operation Twist” was replaced by $45 billion in monthly Treasury purchases. Exceptionally low policy interest rates would remain at least until the unemployment rate fell to 6.5%.

So the year ended with central bankers sounding increasingly determined to underpin the euro and the prices of risky assets. This was enough to drive those prices higher despite dark political clouds. In Europe, inter-governmental squabbling dangerously held back agreement on Greece’s next bailout tranche until November 27. In the U.S., the newly-elected Congress looked rather like the old one, and an ominous year-end cocktail of deflationary tax increases and spending cuts was forestalled by an eleventh-hour agreement on tax increases alone which postponed an even bigger conflict on spending and the debt ceiling until March.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) of investment grade bonds rose 4.22% in 2012. The Barclays Capital U.S. Treasury Index, a sub-index of the BCAB, returned only 1.99% as risk appetite recovered. By contrast the Barclays Capital U.S. Corporate Investment Grade Bond Index, also a sub-index of the BCAB, rose 9.82%, while the Barclays Capital High-Yield Bond — 2% Issuer Constrained Composite Index (not part of the BCAB index) gained 15.78%.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 16.00% in the fiscal year. By sector, financials led the way with a return of 28.82%, followed by consumer discretionary with a return of 23.92%. No sector incurred a loss, but defensive utilities’ slim 1.29% gain reflected improved risk appetite. Operating earnings per share for S&P 500® companies set a new record in the second quarter of 2012, and barely slipped in the third.

In currency markets, the dollar fell 1.76% against the euro, which rebounded after Draghi’s July pronouncements, and 4.38% against the pound, which moved in sympathy with the euro, reflecting close trade ties. But the dollar gained 12.79% over the yen in 2012, as Japan’s parliamentary opposition won a landslide in December elections and promised unlimited monetary easing.

In international markets, the MSCI Japan® Index soared 21.57%, due mainly to the monetary stimulus referred to above. This was despite the effect on Japan’s export focused economy of the euro zone crisis, the slowdown in China and a return to recession. The MSCI Europe ex UK® Index rose 18.78% due to central bank initiatives, in the face of economic news that was unremittingly bad, also including a return to recession and record unemployment at 11.7%. The MSCI UK® Index added 10.19%, boosted by financials but held back by large, lagging energy and materials. The U.K. GDP grew 1% in the third quarter, but this was largely due to one-time statistical anomalies.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays Capital U.S. Treasury Index
An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

Barclays Capital U.S. Treasury Inflation Protected Securities Index	An unmanaged market index comprised of all U.S. Treasury Inflation Linked Securities.
Dow Jones (“DJ”) — UBS Commodity Index Total Return
A total return index composed of futures contracts on physical commodities traded U.S. exchanges, with the exception of aluminum, nickel and zinc and reflects the return on fully collateralized positions in the underlying commodity futures.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

3

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2012 (as a percentage of net assets)
U.S. Treasury Obligations	52.8%
Foreign Government Bonds	19.0%
U.S. Government Agency Obligations	14.0%
Purchased Options	0.2%
Corporate Bonds/Notes	0.2%
Collateralized Mortgage Obligations	0.0%
Assets in Excess of Other Liabilities*	13.8%
Net Assets	100.0%
* Includes short-term investments and purchased options.
Portfolio holdings are subject to change daily.

ING BlackRock Inflation Protected Bond Portfolio (the “Portfolio”) seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Portfolio is managed by Brian Weinstein, and Martin Hegarty, Managing Director, Portfolio Managers of BlackRock Financial Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio’s Class I shares provided a total return of 6.56% compared to the Barclays Capital U.S. Treasury Inflation Protected Securities (“TIPS”) Index, which returned 6.98% for the same period.

Portfolio Review: For the year, the Portfolio maintained a real yield flattening bias between the 10-year and 30-year points of the yield curve. In early 2012, we initiated a breakeven steepener strategy consisting of a short 10-year breakeven position (short 10-year U.S TIPS and long 10-year nominal U.S. Treasuries) coupled with a long 30-year breakeven position (long 30-year TIPS and short 30-year nominal U.S. Treasuries). Due to our expectations of slower than anticipated global growth, weakening energy prices and ongoing tensions in peripheral Europe, we expected a disinflationary scenario which would pressure 10-year inflation expectations relative to longer-term inflation expectations. However, aggressive monetary accommodation, particularly the Federal Reserve’s commitment to hold rates low through 2015, caused intermediate real yields to significantly outperform long-end real yields, which benefited less from the Federal Reserve’s shorter-horizon rate guidance. For the first three quarters, the 10s/30s breakeven curve flattened, with real yields falling in response to robust monetary accommodation. In the fourth quarter, market participants questioned the ability of monetary accommodation to drive growth without fiscal policy assistance and inflation breakevens tightened particularly after the U.S. elections. The status quo result raised expectations for gridlock and policy error as the fiscal cliff approached. Eventually, breakevens recovered in sympathy with other risk assets as rhetoric from both parties indicated willingness to compromise. U.S. 30-year breakevens outperformed their 10-year counterparts in this period, supported in part by strong housing and labor data. By year end, the active short duration of the Portfolio was increased through selling intermediate real yields with particularly poor carry profiles.

Top Ten Holdings as of December 31, 2012* (as a percentage of net assets)
Bundesobligation, 0.500%, 10/13/17	7.5%
French Treasury Note BTAN, 1.000%, 07/25/17	7.5%
Ginnie Mae, 3.000%, 12/20/42	6.9%
United States Treasury Inflation Indexed Bonds, 2.375%, 01/15/25	6.7%
Fannie Mae, 3.000%, 12/01/42	6.1%
United States Treasury Inflation Indexed Bonds, 3.875%, 04/15/29	5.4%
United States Treasury Inflation Indexed Bonds, 0.125%, 04/15/16	5.2%
United States Treasury Inflation Indexed Bonds, 0.750%, 02/15/42	4.5%
United States Treasury Inflation Indexed Bonds, 3.625%, 04/15/28	4.3%
United States Treasury Inflation Indexed Bonds, 1.750%, 01/15/28	3.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

We use futures to seek to efficiently manage the Portfolio’s duration and yield curve exposures, and allows us to implement various inflation breakeven strategies. For example, the breakeven steepener strategy mentioned previously relies on the use of futures to efficiently short Treasury securities. We have used interest rate swaps, in conjunction with bond futures, primarily as a way to express our views on 2-year and 30-year swap spreads (relative to Treasuries). We also engaged in options and forwards to express our views on currencies. Between the two, we used them this year to express the team’s belief that both the yen and euro would weaken against the U.S. dollar.

Current Strategy and Outlook: We are currently underweight U.K. and German nominal rates and U.S. real rates and have real curve flattening and breakeven steepening positions in the U.S., which would offset some of the outright duration underweight. With 3-month forward 10-year breakevens surpassing 2.5%, we believe intermediate real rates and inflation expectations in the U.S. do not adequately reflect fiscal policy risk. If the debt ceiling and sequestration issues are not resolved in a timely, constructive fashion, we believe energy price, headline inflation, and inflation expectations in the front end and intermediate parts of the curve will be pressured.

Longer-term, forward U.S. Treasury rates are suggesting year-end rates will be higher than current spot rates. We believe that the level of rates is biased higher and as a result, U.S. TIPS and global linkers will continue to outperform nominal bonds as central bank accommodation leads to higher realized inflation amid slowly declining economic slack. However, we believe U.S. TIPS indices may experience a lower annualized return than in previous years due to lower inflation accrual, particularly in the first quarter, and a reduced contribution to return from duration. In our opinion, global inflation-linked indices are likely to perform modestly better given relatively higher real yields and a more attractive near-term carry profile.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Classes ADV, I and S April 30, 2007
Class ADV	5.95%	5.88%	6.31%
Class I	6.56%	6.55%	6.99%
Class S	6.26%	6.22%	6.68%
Barclays Capital U.S. TIPS Index	6.98%	7.04%	7.65	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING BlackRock Inflation Protected Bond Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from May 1, 2007.

5

ING GOLDMAN SACHS COMMODITY STRATEGY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2012 (as a percentage of net assets)
U.S. Treasury Obligations	53.3%
U.S. Government Agency Obligations	17.8%
Collateralized Mortgage Obligations	3.5%
Municipal Bonds	0.7%
Assets in Excess of Other Liabilities*	24.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Goldman Sachs Commodity Strategy Portfolio (the “Portfolio”) seeks long-term total return consisting of capital appreciation and income. The Portfolio is managed by Michael Johnson, Samuel Finkelstein, Stephen Lucas and John Calvaruso, Portfolio Managers, of Goldman Sachs Asset Management, L.P. — the Sub-Adviser.*

Performance: For the year ended December 31, 2012, the Portfolio’s Class I shares provided a total return of (2.34)% compared to the Dow Jones — UBS Commodity Index Total Return (“Index”), which returned (1.06)% for the same period.

Portfolio Specifics: The Portfolio targets 100% exposure to the Index and maintains the weightings of the commodities in this benchmark while taking risk versus the benchmark through roll-timing strategies in the underlying commodity futures markets. The Portfolio implements these commodity roll-timing strategies by deviating from the Index’s roll convention, which typically calls for rolling forward exposure at the front of the futures curve on a bi-monthly basis. The roll occurs during business days five through nine.

In 2012, our enhanced roll-timing strategies detracted from the Portfolio’s performance via exposure to commodity index-linked swaps. We employ a semi-active approach, whereby we do not take active views on individual commodities, but rather create exposure to commodities through the purchase of the Index’s total return swaps and total return swaps on enhanced roll versions of the index that deviate from the standard index roll. To the extent the firm believes fundamental or technical developments will impact the futures roll timing decision, it will incorporate those views into the Portfolio by electing to roll positions earlier, later, forward, or in different weights versus the Index roll.

Top Ten Holdings as of December 31, 2012* (as a percentage of net assets)
United States Treasury Note, 0.125%, 07/31/14	8.8%
United States Treasury Inflation Indexed Bonds, 2.000%, 07/15/14	7.1%
United States Treasury Note, 0.250%, 04/30/14	7.0%
United States Treasury Note, 0.250%, 09/30/14	6.1%
Fannie Mae, 2.375%, 04/11/16	5.6%
United States Treasury Note/Bond, 0.250%, 06/30/14	5.1%
Fannie Mae, 0.221%, 05/17/13	5.0%
United States Treasury Inflation Indexed Bonds, 2.000%, 01/15/14	4.0%
United States Treasury Inflation Indexed Bonds, 1.875%, 07/15/15	3.3%
United States Treasury Inflation Indexed Bonds, 1.250%, 04/15/14	2.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

For most of 2012, we employed a forward roll-timing strategy that rolled commodity exposures underlying the Index a few months out on the futures curve instead of rolling at the very front of the futures curve. In September, we moved our WTI crude oil and natural gas positioning to six-months forward with the remaining commodities that make up the Index in the same contract month as the benchmark. The main contributor to performance was our deferred natural gas position, where we were positioned forward on the U.S natural gas futures curve relative to the benchmark contract. The Portfolio’s deferred position in WTI crude oil also contributed to returns in 2012. Nearby WTI crude futures contracts underperformed longer-dated contracts, which benefited our deferred position relative to the benchmark, as inventory levels continued to build at the NYMEX WTI futures contract delivery point, Cushing, Oklahoma. Increased production flowing to the Midwest from Canada, North Dakota, and Texas has more than offset floes out of the midcontinent to the Gulf Coast, creating a supply glut in the U.S. midcontinent.

These contributors, however, were offset by the Portfolio’s deferred positioning in agriculture, which underperformed the benchmark as nearby grains prices rallied during the summer of 2012 on the back of surprisingly hot/dry weather in the U.S. growing region.

Current Strategy and Outlook: The Portfolio continued to target 100% notional exposure to the commodities market via the Index through swaps within its wholly-owned subsidiary. As of December 31, 2012, the Portfolio held exposure to commodities through customized swaps on the Index (WTI crude oil and natural gas six months deferred with the remaining commodities in the same contract month as the benchmark). The cash portion of the Portfolio was allocated across various fixed income sectors, with an emphasis on the higher quality, lower volatility segments of the market, such as U.S. government and government-sponsored bonds.

We believe the macro economic environment will pick up in 2013, with stronger than expected economic data driving the most industrially-geared commodities. We believe commodity markets could be driven by a healthier mix of macro and bottom-up fundamentals. In our opinion, bottom-up fundamentals in a number of commodity markets remain attractive. We believe the emerging and growth markets could continue to drive demand growth for industrial commodities.

*	Effective September 24, 2012, John Calvaruso was named as a co-portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Portfolios. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

PORTFOLIO MANAGERS’ REPORT	ING GOLDMAN SACHS COMMODITY STRATEGY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV, I, S, and S2 April 28, 2008
Class ADV	(2.90)%	(7.91)%
Class I	(2.34)%	(7.35)%
Class S	(2.53)%	(7.59)%
DJ UBS Commodity Index Total ReturnSM(1)	(1.06)%	(8.06	)%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Goldman Sachs Commodity Strategy Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from May 1, 2008.

7

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*
ING BlackRock Inflation Protected Bond Portfolio
Class ADV	$1,000.00	$1,023.10	1.13%	$5.75	$1,000.00	$1,019.46	1.13%	$5.74
Class I	1,000.00	1,025.40	0.53	2.70	1,000.00	1,022.47	0.53	2.69
Class S	1,000.00	1,024.50	0.78	3.97	1,000.00	1,021.22	0.78	3.96
ING Goldman Sachs Commodity Strategy Portfolio
Class ADV	1,000.00	1,025.20	1.52	7.74	1,000.00	1,017.50	1.52	7.71
Class I	1,000.00	1,026.40	0.92	4.69	1,000.00	1,020.51	0.92	4.67
Class S	1,000.00	1,026.60	1.17	5.96	1,000.00	1,019.25	1.17	5.94

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Investors Trust

We have audited the accompanying statement (or consolidated statement) of assets and liabilities, including the portfolio of investments or consolidated summary portfolio of investments, as indicated, of ING BlackRock Inflation Protected Bond Portfolio and ING Goldman Sachs Commodity Strategy Portfolio and subsidiary, each a series of ING Investors Trust, as of December 31, 2012, and the related statement (or consolidated statement) of operations for the year then ended, the statements (or consolidated statements) of changes in net assets for each of the years in the two-year period then ended, and the financial highlights (or consolidated financial highlights) for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements (or consolidated statements) and financial highlights (or consolidated financial highlights) referred to above present fairly, in all material respects, the financial position of ING BlackRock Inflation Protected Bond Portfolio and ING Goldman Sachs Commodity Strategy Portfolio and subsidiary, as of December 31, 2012, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

9

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING BlackRock Inflation Protected Bond Portfolio	ING Goldman Sachs Commodity Strategy Portfolio(1)
ASSETS:
Investments in securities at fair value*	$1,032,432,344	$71,252,358
Short-term investments at fair value**	81,804,006	7,338,906
Short-term investments in affiliates***	82,995,964	—
Total Investments at fair value	$1,197,232,314	$78,591,264
Short-term investments at amortized cost	—	1,800,016
Cash	—	5,540,001
Cash collateral for futures	8,186,978	—
Foreign currencies at value****	13,544	—
Receivable for derivatives collateral (Note 3)	—	9,310,000
Receivables:
Investment securities sold	8,494,941	—
Fund shares sold	1,094,583	432,275
Dividends	10,635	2,215
Interest	4,582,016	219,828
Unrealized appreciation on forward foreign currency contracts	3,634,843	—
Unrealized appreciation on OTC swap agreements	1,159,244	—
Prepaid expenses	9,594	958
Total assets	1,224,418,692	95,896,557

LIABILITIES:
Payable for investment securities purchased	8,494,940	734,079
Payable for fund shares redeemed	3,336,010	241,076
Payable for foreign cash collateral for futures*****	5,636,269	—
Unrealized depreciation on forward foreign currency contracts	2,059,778	—
Unrealized depreciation on OTC swap agreements	1,859,775	—
Payable for derivatives collateral (Note 3)	1,000,000	—
Payable for investment management fees	400,212	56,648
Payable for administrative fees	102,346	9,363
Payable for distribution and shareholder service fees	176,716	6,035
Payable for trustee fees	5,543	1,066
Other accrued expenses and liabilities	112,452	125,017
Written options, at fair valueˆ	2,215,360	—
Total liabilities	25,399,401	1,173,284
NET ASSETS	$1,199,019,291	$94,723,273

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,132,678,782	$224,322,243
Distributions in excess of net investment income	(1,579,906)	(1,527)
Accumulated net realized gain (loss)	58,726,747	(129,776,891)
Net unrealized appreciation	9,193,668	179,448
NET ASSETS	$1,199,019,291	$94,723,273
____________________
* Cost of investments in securities	$1,024,369,837	$71,098,019
** Cost of short-term investments	$81,804,006	$7,338,906
*** Cost of short-term investments in affiliates	$82,995,964	$—
**** Cost of foreign currencies	$13,544	$—
***** Cost of payable for foreign cash collateral for futures	$5,638,504	$—
ˆ Premiums received on written options	$2,466,762	$—
        (1)  The Statement of Assets and Liabilities for the ING Goldman Sachs Commodity Strategy Portfolio is consolidated and includes the balances of the Subsidiary. Accordingly, all interfund balances            have been eliminated.

See Accompanying Notes to Financial Statements

10

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012 (CONTINUED)

	ING BlackRock Inflation Protected Bond Portfolio	ING Goldman Sachs Commodity Strategy Portfolio(1)
Class ADV
Net assets	$102,747,197	$10,080,060
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	9,570,989	1,768,407
Net asset value and redemption price per share	$10.74	$5.70

Class I
Net assets	$508,369,031	$79,742,671
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	46,349,536	13,645,877
Net asset value and redemption price per share	$10.97	$5.84

Class S
Net assets	$587,903,063	$4,900,542
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	53,759,620	845,931
Net asset value and redemption price per share	$10.94	$5.79

____________________
(1)  The Statement of Assets and Liabilities for the ING Goldman Sachs Commodity Strategy Portfolio is consolidated and includes the balances of the Subsidiary. Accordingly, all interfund balances have been eliminated.

See Accompanying Notes to Financial Statements

11

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING BlackRock Inflation Protected Bond Portfolio	ING Goldman Sachs Commodity Strategy Portfolio(1)
INVESTMENT INCOME:
Dividends	$—	$27,265
Interest, net of foreign taxes withheld*	14,463,960	320,543
Dividends from affiliated funds	144,336	—
Total investment income	14,608,296	347,808

EXPENSES:
Investment management fees	4,425,582	883,262
Distribution and shareholder service fees:
Class ADV	635,419	75,538
Class S	1,394,846	10,352
Transfer agent fees	1,652	678
Administrative service fees	1,108,537	126,178
Shareholder reporting expense	32,981	8,813
Registration fees	—	628
Professional fees	107,753	55,823
Custody and accounting expense	135,965	26,421
Trustee fees	33,257	6,395
Miscellaneous expense	56,175	8,030
Interest expense	26	133
Total expenses	7,932,193	1,202,251
Net waived and reimbursed fees	(127,085)	(152,276)
Net expenses	7,805,108	1,049,975
Net investment income (loss)	6,803,188	(702,167)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	46,278,084	83,657
Foreign currency related transactions	6,553,751	—
Futures	(6,284,548)	(130,508)
Swaps	11,116,224	(2,177,273)
Written options	3,346,970	—
Net realized gain (loss)	61,010,481	(2,224,124)
Net change in unrealized appreciation (depreciation) on:
Investments	(9,535,925)	61,802
Foreign currency related transactions	(100,919)	—
Futures	2,255,595	84,324
Swaps	3,212,517	—
Written options	2,730,512	—
Net change in unrealized appreciation (depreciation)	(1,438,220)	146,126
Net realized and unrealized gain (loss)	59,572,261	(2,077,998)
Increase (decrease) in net assets resulting from operations	$66,375,449	$(2,780,165)
____________________
* Foreign taxes withheld	$4,595	$—
(1)  The Statement of Operations for the ING Goldman Sachs Commodity Strategy Portfolio is consolidated and includes the balances of the Subsidiary. Accordingly, all interfund balances have been eliminated.

See Accompanying Notes to Financial Statements

12

STATEMENTS OF CHANGES IN NET ASSETS

	ING BlackRock Inflation Protected Bond Portfolio		ING Goldman Sachs Commodity Strategy Portfolio(1)
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income (loss)	$6,803,188	$17,863,921	$(702,167)	$(985,883)
Net realized gain (loss)	61,010,481	60,482,233	(2,224,124)	(11,697,461)
Net change in unrealized appreciation (depreciation)	(1,438,220)	12,725,236	146,126	229,278
Increase (decrease) in net assets resulting from operations	66,375,449	91,071,390	(2,780,165)	(12,454,066)

FROM DISTRIBUTIONS TO SHAREHOLDERS:	—	—	—	—
Net investment income:
Class ADV	(280,469)	(751,870)	—	(1,100,525)
Class I	(2,572,795)	(10,951,976)	—	(21,075,314)
Class S	(2,506,888)	(7,994,318)	—	(72,552)
Net realized gains:
Class ADV	(4,535,306)	(1,571,642)	—	—
Class I	(23,857,342)	(17,621,044)	—	—
Class S	(29,688,376)	(14,081,032)	—	—
Total distributions	(63,441,176)	(52,971,882)	—	(22,248,391)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	332,559,266	400,236,138	35,201,955	121,559,635
Reinvestment of distributions	63,441,176	52,971,882	—	22,248,391
	396,000,442	453,208,020	35,201,955	143,808,026
Cost of shares redeemed	(209,716,403)	(192,542,917)	(48,492,197)	(125,615,035)
Net increase (decrease) in net assets resulting from capital share transactions	186,284,039	260,665,103	(13,290,242)	18,192,991
Net increase (decrease) in net assets	189,218,312	298,764,611	(16,070,407)	(16,509,466)

NET ASSETS:
Beginning of year or period	1,009,800,979	711,036,368	110,793,680	127,303,146
End of year or period	$1,199,019,291	$1,009,800,979	$94,723,273	$110,793,680
Undistributed (distributions in excess of) net investment income/Accumulated net investment loss at end of year or period	$(1,579,906)	$417,805	$(1,527)	$(1,285)

____________________
(1)  The Statements of Changes in Net Assets for the ING Goldman Sachs Commodity Strategy Portfolio is consolidated and includes the balances of the Subsidiary. Accordingly, all interfund balances have been eliminated.

See Accompanying Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets						Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/or recoupments if any (2)(3)(4)		Expenses net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)	($000’s)	(%)
ING BlackRock Inflation Protected Bond Portfolio
Class ADV
12-31-12	10.73	0.02		0.61	0.63	0.04	0.58	—	0.62	—	10.74	5.95	1.28	1.13		1.13		0.19	102,747	475
12-31-11	10.26	0.14	•	1.01	1.15	0.23	0.45	—	0.68	—	10.73	11.50	1.29	1.13		1.13		1.36	63,860	465
12-31-10	10.07	0.04	•	0.47	0.51	0.11	0.21	—	0.32	—	10.26	5.07	1.31	1.11	†	1.11	†	0.36 †	21,390	413
12-31-09	9.33	0.12		0.78	0.90	0.15	0.01	—	0.16	—	10.07	9.58	1.33	1.18		1.18		1.21	1	305
12-31-08	10.27	0.34		(0.52)	(0.18)	0.36	0.40	—	0.76	—	9.33	(2.16)	1.33	1.18		1.18		3.44	1	281
Class I
12-31-12	10.91	0.09		0.61	0.70	0.06	0.58	—	0.64	—	10.97	6.56	0.53	0.53		0.53		0.83	508,369	475
12-31-11	10.41	0.26		0.97	1.23	0.28	0.45	—	0.73	—	10.91	12.10	0.54	0.53		0.53		2.45	423,197	465
12-31-10	10.15	0.13		0.46	0.59	0.12	0.21	—	0.33	—	10.41	5.89	0.56	0.51	†	0.51	†	1.23 †	424,890	413
12-31-09	9.37	0.17	•	0.80	0.97	0.18	0.01	—	0.19	—	10.15	10.33	0.58	0.58		0.58		1.74	392,010	305
12-31-08	10.30	0.45	•	(0.58)	(0.13)	0.40	0.40	—	0.80	—	9.37	(1.60)	0.58	0.58		0.58		4.41	139,357	281
Class S
12-31-12	10.90	0.06		0.61	0.67	0.05	0.58	—	0.63	—	10.94	6.26	0.78	0.78		0.78		0.50	587,903	475
12-31-11	10.40	0.20	•	1.01	1.21	0.26	0.45	—	0.71	—	10.90	11.91	0.79	0.78		0.78		1.86	522,743	465
12-31-10	10.16	0.10		0.46	0.56	0.11	0.21	—	0.32	—	10.40	5.59	0.81	0.76	†	0.76	†	0.96 †	264,757	413
12-31-09	9.42	0.26	•	0.66	0.92	0.17	0.01	—	0.18	—	10.16	9.73	0.83	0.83		0.83		2.60	166,825	305
12-31-08	10.33	0.36		(0.52)	(0.16)	0.35	0.40	—	0.75	—	9.42	(1.86)	0.83	0.83		0.83		3.56	1	281
ING Goldman Sachs Commodity Strategy Portfolio(5)
Class ADV
12-31-12	5.87	(0.07)		(0.10)	(0.17)	—	—	—	—	—	5.70	(2.90)	1.80	1.52		1.52		(1.18)	10,080	75
12-31-11	7.63	(0.09	)•	(0.65)	(0.74)	1.02	—	—	1.02	—	5.87	(11.53)	1.79	1.54		1.54		(1.33)	8,908	66
12-31-10	6.74	(0.07	)•	1.08	1.01	0.12	—	—	0.12	—	7.63	15.37	1.86	1.57		1.57		(1.07)	3,555	213
12-31-09	5.58	0.00	*	1.26	1.26	0.10	—	—	0.10	—	6.74	23.03	1.66	1.49		1.49		0.01	2	265
04-28-08(6)–12-31-08	10.00	0.08	•	(4.50)	(4.42)	—	—	—	—	—	5.58	(44.20)	1.64	1.49	†	1.49	†	1.43 †	2	243
Class I
12-31-12	5.98	(0.04)		(0.10)	(0.14)	—	—	—	—	—	5.84	(2.34)	1.05	0.92		0.92		(0.60)	79,743	75
12-31-11	7.72	(0.05	)•	(0.66)	(0.71)	1.03	—	—	1.03	—	5.98	(11.07)	1.04	0.94		0.94		(0.73)	101,333	66
12-31-10	6.78	(0.03	)•	1.09	1.06	0.12	—	—	0.12	—	7.72	16.03	1.11	0.97		0.97		(0.40)	123,603	213
12-31-09	5.60	0.06	•	1.26	1.32	0.14	—	—	0.14	—	6.78	24.03	0.91	0.89		0.89		1.06	69,794	265
04-28-08(6)–12-31-08	10.00	0.11	•	(4.51)	(4.40)	—	—	—	—	—	5.60	(44.00)	0.89	0.89	†	0.89	†	2.05 †	243,888	243
Class S
12-31-12	5.94	(0.04)		(0.11)	(0.15)	—	—	—	—	—	5.79	(2.53)	1.30	1.17		1.17		(0.80)	4,901	75
12-31-11	7.69	(0.07	)•	(0.65)	(0.72)	1.03	—	—	1.03	—	5.94	(11.26)	1.29	1.19		1.19		(0.99)	552	66
12-31-10	6.76	(0.05	)•	1.08	1.03	0.10	—	—	0.10	—	7.69	15.70	1.36	1.22		1.22		(0.72)	143	213
12-31-09	5.59	0.02		1.27	1.29	0.12	—	—	0.12	—	6.76	23.60	1.16	1.14		1.14		0.36	2	265
04-28-08(6)–12-31-08	10.00	0.11	•	(4.52)	(4.41)	—	—	—	—	—	5.59	(44.10)	1.14	1.14	†	1.14	†	1.83 †	2	243

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(5)	The financial highlights are consolidated and include the balances of the Subsidiary. All interfund transfers have been eliminated.
(6)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012

NOTE 1 — ORGANIZATION

ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or “Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of forty-four active separate investment series. There are two series included in this report (each a “Portfolio” and collectively, the “Portfolios”) and they are: ING BlackRock Inflation Protected Bond Portfolio (“BlackRock Inflation Protected Bond”), and ING Goldman Sachs Commodity Strategy Portfolio (“Goldman Sachs Commodity Strategy”). The Goldman Sachs Commodity Strategy Portfolio is consolidated and includes the results of its subsidiary (“Subsidiary”).

BlackRock Inflation Protected Bond and Goldman Sachs Commodity Strategy are non-diversified Portfolios. The Portfolios are authorized to offer three classes of shares Adviser (“ADV”), Institutional (“I”), and Service (“S”). Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Portfolio and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC serves as the investment adviser (“DSL” or the “Investment Adviser”) to the Portfolios. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

NOTE 2 — INVESTMENT IN THE SUBSIDIARY

The Subsidiary, a Cayman Islands exempted company, was incorporated on April 12, 2010 and is a wholly-owned subsidiary of Goldman Sachs Commodity Strategy. The Subsidiary acts as an investment vehicle for Goldman Sachs Commodity Strategy in order to effect certain investments on behalf of Goldman Sachs Commodity Strategy. Goldman Sachs Commodity Strategy is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of July 26, 2010, and it is intended that Goldman Sachs Commodity Strategy will remain the sole shareholder and will continue to control the Subsidiary. All interfund balances and transactions have been eliminated in consolidation. As of December 31, 2012, the Goldman Sachs Commodity Strategy held $14,104,574 in the Subsidiary, representing 14.88% of Goldman Sachs Commodity Strategy’s net assets. The Subsidiary has separate agreements with the Investment Adviser, sub-adviser, and Administrator. The Subsidiary also pays other expenses, including transfer agency and custody fees.

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

For Goldman Sachs Commodity Strategy and the Subsidiary, the financial statements have been consolidated and include both accounts. Accordingly, all interfund balances have been eliminated.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments in open-end mutual funds are valued at net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that a Portfolio’s NAV is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time a Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by a Portfolio’s custodian bank or other broker-dealers or banks approved by the Trust, on each date that the NYSE is open for business.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES (continued)

adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the fund’s Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2012, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES (continued)

amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Distributions to Shareholders. Net investment income dividends and net capital gains distributions, if any, for Goldman Sachs Commodity Strategy will be declared and paid annually. BlackRock Inflation Protected Bond distributes net investment income monthly and distributes net capital gains annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

E.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of each Portfolio’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES (continued)

changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At December 31, 2012, the maximum amount of loss that BlackRock Inflation Protected Bond would incur if the counterparties to its derivative transactions failed to perform would be $7,053,244 which represents the gross payments to be received by the Portfolio on open swap transactions, purchased options and forward foreign currency contracts were they to be unwound as of December 31, 2012. Certain counterparties had posted $1,000,000 in cash collateral and U.S. Treasury Inflation Index Protected Securities with a par value of $290,000 at December 31, 2012 to reduce the potential loss to BlackRock Inflation Protected Bond.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

At December 31, 2012, BlackRock Inflation Protected Bond had a net liability position of $6,080,257 on open

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES (continued)

swaps, forward foreign currency contracts and written interest rate swaptions with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2012, the Portfolio could have been required to pay this amount in cash to its counterparties. At December 31, 2012, Goldman Sachs Commodity Strategy had posted $9,310,000 in cash collateral, for open OTC derivative transactions.

H. Forward Foreign Currency Contracts. A Portfolio may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the Summary Portfolio of Investments for BlackRock Inflation Protected Bond. Goldman Sachs had no open forward currency contracts at December 31, 2012.

For the year ended December 31, 2012, BlackRock Inflation Protected Bond has entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolio uses forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return.

During the year ended December 31, 2012, BlackRock Inflation Protected Bond had average contract amounts on forward foreign currency contracts to buy and sell of $43,356,570 and $251,128,642, respectively.

I.  Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolios assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolios each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following the Portfolios of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolios of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

At December 31, 2012, BlackRock Inflation Protected Bond had pledged U.S. Treasury Inflation Indexed Protected Securities with a par value of $635,000 with the broker as collateral for open futures contracts. At December 31, 2012, Goldman Sachs Commodity Strategy had pledged U.S. Treasury Bonds with a par value of $200,000 with the broker as collateral for open futures contracts. The securities have been footnoted as segregated in the respective Portfolio of Investments for each Portfolio.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES (continued)

counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2012, BlackRock Inflation Protected Bond and Goldman Sachs Commodity Strategy have both purchased and sold futures contracts on various bonds and notes as part of their respective duration strategy.

During the year ended December 31, 2012, the Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Buy	Sell
BlackRock Inflation Protected Bond	$193,786,313	$450,023,412
Goldman Sachs Commodity Strategy	12,696,607	21,771,647

J.  Options Contracts. The Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2012, BlackRock Inflation Protected Bond had purchased options on exchange-traded futures contracts to manage its duration strategy. Please refer to the Portfolio of Investments for open purchased options on exchange-traded futures at December 31, 2012.

During the year ended December 31, 2012, BlackRock Inflation Protected Bond had purchased options on foreign currencies to manage is foreign exchange exposure. Please refer to the Portfolio of Investments for open purchased options currencies at December 31, 2012.

During the year ended December 31, 2012, BlackRock Inflation Protected Bond had purchased interest rate swaptions to manage its duration strategy. Please refer to the Portfolio of Investments for open purchased interest rate swaptions at December 31, 2012.

During the year ended December 31, 2012, BlackRock Inflation Protected Bond had written options on exchange-traded futures contracts to generate income. Please refer to the table following the Portfolio of Investments for open written options on exchange-traded futures at December 31, 2012.

During the year ended December 31, 2012, BlackRock Inflation Protected Bond had written interest rate swaptions to generate income. Please refer to the table following the Summary Portfolio of Investments for open written options on currencies at December 31, 2012.

During the year ended December 31, 2012, BlackRock Inflation Protected Bond has written inflation caps to generate income. Please refer to the table following the Portfolio of Investments for open interest rate swaptions at December 31, 2012.

Please refer to Note 10 for the volume of both purchased and written option activity during the year ended December 31, 2012.

K.  Swap Agreements. The Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements for

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES (continued)

BlackRock Inflation Protected Bond are reported following the Portfolio of Investments. All outstanding swap agreements for Goldman Sachs Commodity Strategy are reported following the Consolidated Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio’s Statements of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2012, BlackRock Inflation Protected Bond had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $62,842,296.

For the year ended December 31, 2012, BlackRock Inflation Protected Bond had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $80,740,000.

BlackRock Inflation Protected Bond enters into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables following the Portfolio of Investments for open interest rate swaps at December 31, 2012.

Total Return Swap Contracts. A total return swap involves the agreement between counterparties to exchange periodic payments based on an asset (such as a basket of securities) or non-asset (such as an index) reference. The periodic payments or cash flows, are usually based on the non-asset reference versus the total return or the asset-based reference. The asset-based reference generally includes unrealized appreciation or depreciation and to the extent that the total return falls short of or exceeds the non-asset reference, a Portfolio will make or receive a payment to the counterparty. Risks of total return swaps include credit, liquidity and market risks.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument, or instruments. Total return swaps are less standard in structure than other types of swaps and can isolate and, or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

For the year ended December 31, 2012, BlackRock Inflation Protected Bond had entered into total return swaps to increase exposure to the interest rate risk of various indices. These total return swaps require the fund to pay, or receive payments, to, or from, the counterparty based on the movement of interest rate spreads of the related indices. BlackRock Inflation Protected Bond enters into total return swaps as part of its duration and inflation strategy. For the year ended December 31, 2012, BlackRock Inflation Protected Bond had an average notional amount of

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 3 — SIGNIFICANT ACCOUNTING POLICIES (continued)

$455,020,200 on total return swaps. Please refer to the table following the Portfolio of Investments for open total return swaps at December 31, 2012.

For the year ended December 31, 2012, Goldman Sachs Commodity Strategy had entered into total return swaps on various commodity-linked indices to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. To the extent the return of the commodity index exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment or make a payment to the counterparty, respectively. For the year ended December 31, 2012, Goldman Sachs Commodity Strategy had an average notional amount of $107,318,649 on total return swaps.

L.  Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

M.  Securities Lending. The Portfolios may temporarily loan up to 33-1/3% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolio indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements (See Note 12). Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

N.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 4 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2012, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$849,149,267	$798,886,607
Goldman Sachs Commodity Strategy	2,766,698	7,913,002

U.S. government securities not included above were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$4,216,475,671	$4,219,061,617
Goldman Sachs Commodity Strategy	82,281,302	44,308,609

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

BlackRock Inflation Protected Bond and Goldman Sachs Commodity Strategy, have entered into an investment management agreement (“Investment Management Agreement”) with DSL.

The Investment Management Agreement compensates DSL with a fee, computed daily and payable monthly, each based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
BlackRock Inflation Protected Bond	0.45% of the first $200 million; 0.40% of the next $800 million; 0.30% of the amount in excess of $1 billion
Goldman Sachs Commodity Strategy	0.70% of the first $1 billion; 0.65% of the amount in excess of $1 billion

IFS acts as administrator and provides certain administrative and shareholder services necessary for the Portfolios’ operations, and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from these Portfolios a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets.

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

The Subsidiary of Goldman Sachs Commodity Strategy has entered into separate contracts with the Investment Adviser and Administrator for the management and administration of the Subsidiary’s portfolio. Under these agreements, the Cayman Subsidiary will pay, as a percentage of its total assets: (a) a management fee computed at an annual rate of 0.70% on the first $1 billion in assets and 0.65% on assets over $1 billion; and (b) an administrative services fee computed at an annual rate of 0.10%. The Investment Adviser has agreed to waive the fees received from the Subsidiary in an amount equal to the management fee paid by the Subsidiary to the Investment Adviser. For the year ended December 31, 2012, the Investment Adviser waived $137,168 of such fees. This waiver may not be terminated by the Investment Adviser and will remain in effect for as long as the investment management agreement with the Subsidiary remains in place. Fees waived are not eligible for recoupment.

The Trust and DSL have entered into portfolio management agreements with each sub-adviser. These sub-advisers provide investment advice for the various Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. The sub-advisers of each of the Portfolios are as follows:

Portfolio	Sub-Adviser
BlackRock Inflation Protected Bond	BlackRock Financial Management, Inc.
Goldman Sachs Commodity Strategy and Subsidiary	Goldman Sachs Asset Management, L.P.

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, a sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the portfolio manager or sub-adviser. Any amount credited to a Portfolio is reflected as brokerage commission recapture in the Statements of Operations. For the year ended December 31, 2012, the Portfolios did not receive brokerage commission recapture.

NOTE 6 — DISTRIBUTION AND SERVICE FEE

The Trust has entered into a Shareholder Service Plan (the “Plan”) for the Class S shares of the respective Portfolios. The Agreement compensates IID for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S shares. Under the Plan, each Portfolio makes payments to IID at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S.

Each Class ADV shares of the respective Portfolios have a Rule 12b-1 Service and Distribution Plan. Class ADV shares pay IID a service fee of 0.25% and a distribution fee of 0.50% of each Portfolio’s average daily net assets attributable to Class ADV shares. IID has contractually agreed to waive a portion of the distribution fee equal to 0.15% of each Portfolio’s average daily net assets attributable to Class ADV shares so that the actual fee paid by a Portfolio is a rate of 0.35%. There is no guarantee this waiver will continue.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into written expense limitation agreements with each of the Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses and certain acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class S
BlackRock Inflation Protected Bond	1.23%	0.63%	0.88%
Goldman Sachs Commodity Strategy(1)	1.55%	0.95%	1.20%

(1)	The expense levels listed above include the administrative fee payable to the Administrator for services rendered for the Subsidiary and exclude other investment-related costs with respect to the Subsidiary.

The Investment Adviser may, at a later date, recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees by, and any recoupment to the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

The expense limitation agreements are contractual and shall renew automatically unless the Investment Adviser provides written notice of the termination of the expense limitation agreement within 90 days of the

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

end of the then current term or upon termination of the investment management agreement.

As of December 31, 2012, the Portfolios did not have any amounts waived or reimbursed that are subject to recoupment by the Investment Adviser.

NOTE 8 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2012, the following affiliated investment companies or indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Portfolios:

Affiliated Investment Company/Subsidiary	Portfolios	Percentage
ING Life Insurance and Annuity Company	Goldman Sachs Commodity Strategy	7.49%
ING National Trust	BlackRock Inflation Protected Bond	8.69
	Goldman Sachs Commodity Strategy	8.20
ING Retirement Conservative Portfolio	BlackRock Inflation Protected Bond	12.90
ING Retirement Moderate Portfolio	BlackRock Inflation Protected Bond	19.43
ING Solution 2015 Portfolio	Goldman Sachs Commodity Strategy	15.09
ING Solution 2025 Portfolio	Goldman Sachs Commodity Strategy	25.16
ING Solution 2035 Portfolio	Goldman Sachs Commodity Strategy	21.64
ING Solution 2045 Portfolio	Goldman Sachs Commodity Strategy	14.11
ING USA Annuity and Life Insurance Company	BlackRock Inflation Protected Bond	47.48

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they are deemed to be affiliates of each other.

NOTE 9 — LINE OF CREDIT

Each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with the Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the Portfolio. Each Portfolio pays a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolio utilized the line of credit during the year ended December 31, 2012 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
BlackRock Inflation Protected Bond	1	$810,000	1.17%
Goldman Sachs Commodity Strategy	2	2,085,000	1.17

NOTE 10 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for BlackRock Inflation Protected Bond during the year ended December 31, 2012 were as follows:

	AUD Notional	EUR Notional	USD Notional	Cost
Balance at 12/31/11	—	—	—	$—
Options Purchased	11,545,000	17,640,000	33,155,000	492,348
Options Terminated in Closing Sell Transactions	—	—	(11,385,000)	(74,003)
Options Expired	—	(17,640,000)	(11,385,000)	(245,580)
Balance at 12/31/2012	11,545,000	—	10,385,000	$172,765

Transactions in purchased interest rate swaptions for BlackRock Inflation Protected Bond during the year ended December 31, 2012 were as follows:

	USD Notional	Cost
Balance at 12/31/11	41,600,000	$1,895,560
Options Purchased	269,600,000	3,120,917
Options Terminated in Closing Sell Transactions	(178,200,000)	(3,241,601)
Options Expired	(23,900,000)	(443,953)
Balance at 12/31/2012	109,100,000	$1,330,923

Transactions in purchased interest rate swaptions for BlackRock Inflation Protected Bond during the year ended December 31, 2012 were as follows:

	EUR Notional	Cost
Balance at 12/31/11	—	$—
Options Purchased	10,100,000	1,275,173
Options Terminated in Closing Sell Transactions	—	—

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 10 — PURCHASED AND WRITTEN OPTIONS (continued)

	EUR Notional	Cost
Options Expired	—	$—
Balance at 12/31/2012	10,100,000	$1,275,173

Transactions in purchased options on exchange-traded futures contracts for BlackRock Inflation Protected Bond during the year ended December 31, 2012 were as follows:

	Number of Contracts	Cost
Balance at 12/31/11	—	$—
Options Purchased	6,751	4,091,515
Options Terminated in Closing Sell Transactions	(3,229)	(2,213,003)
Options Expired	(3,363)	(1,786,267)
Balance at 12/31/2012	159	$92,245

Transactions in written foreign currency options for BlackRock Inflation Protected Bond during the year ended December 31, 2012 were as follows:

	EUR Notional	USD Notional	Cost
Balance at 12/31/11	—	—	$—
Options Purchased	8,820,000	28,775,000	373,415
Options Terminated in Closing Sell Transactions	—	(11,385,000)	(49,793)
Options Expired	(8,820,000)	(11,385,000)	(283,362)
Balance at 12/31/2012	—	6,005,000	$40,260

Transactions in written inflation caps for BlackRock Inflation Protected Bond during the year ended December 31, 2012 were as follows:

	EUR Notional	Premiums Received
Balance at 12/31/11	—	$—
Options Written	3,140,000	217,411
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	—	$—
Balance at 12/31/2012	3,140,000	$217,411

Transactions in written interest rate swaptions for BlackRock Inflation Protected Bond during the year ended December 31, 2012 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/11	91,100,000	$2,478,960
Options Written	404,500,000	4,987,206
Options Terminated in Closing Purchase Transactions	(311,000,000)	(4,564,084)
Options Expired	(38,300,000)	(1,200,524)
Balance at 12/31/2012	146,300,000	$1,701,558

Transactions in written interest rate swaptions for BlackRock Inflation Protected Bond during the year ended December 31, 2012 were as follows:

	EUR Notional	Premiums Received
Balance at 12/31/11	—	$—
Options Written	10,100,000	475,559
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	—	—
Balance at 12/31/2012	10,100,000	$475,559

Transactions in written options on exchange-traded futures contracts for BlackRock Inflation Protected Bond during the year ended December 31, 2012 were as follows:

	Number of Contracts	Premiums Received
Balance at 12/31/11	126	$71,548
Options Written	4,415	1,458,864
Options Terminated in Closing Purchase Transactions	(2,037)	(406,213)
Options Expired	(2,345)	(1,092,225)
Balance at 12/31/2012	159	$31,974

NOTE 11 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
BlackRock Inflation Protected Bond
Class ADV
12/31/12	3,608,930	—	450,601	(438,936)	3,620,595	39,124,335	—	4,815,775	(4,761,295)	39,178,815
12/31/11	3,944,884	—	223,754	(303,612)	3,865,026	41,709,910	—	2,323,512	(3,222,367)	40,811,055
Class I
12/31/12	12,609,172	—	2,422,271	(7,459,151)	7,572,292	139,222,758	—	26,430,137	(82,887,171)	82,765,724
12/31/11	7,689,578	—	2,706,659	(12,424,274)	(2,028,037)	82,542,059	—	28,573,020	(132,914,160)	(21,799,081)

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
BlackRock Inflation Protected Bond (continued)
Class S
12/31/12	13,964,150	—	2,958,238	(11,125,032)	5,797,356	154,212,173	—	32,195,264	(122,067,937)	64,339,500
12/31/11	25,713,937	—	2,093,694	(5,290,969)	22,516,662	275,984,169	—	22,075,350	(56,406,390)	241,653,129
Goldman Sachs Commodity Strategy
Class ADV
12/31/12	597,157	—	—	(346,844)	250,313	3,503,599	—	—	(1,987,236)	1,516,363
12/31/11	976,890	—	161,131	(85,903)	1,052,118	7,206,219	—	1,100,524	(602,925)	7,703,818
Class I
12/31/12	4,270,543	—	—	(7,566,738)	(3,296,195)	25,773,376	—	—	(45,166,621)	(19,393,245)
12/31/11	15,801,130	—	3,036,788	(17,907,928)	929,990	113,628,992	—	21,075,315	(124,772,897)	9,931,410
Class S
12/31/12	986,275	—	—	(233,369)	752,906	5,924,980	—	—	(1,338,340)	4,586,640
12/31/11	96,122	—	10,515	(32,181)	74,456	724,424	—	72,552	(236,211)	560,765
Class S2
12/31/12	—	—	—	—	—	—	—	—	—	—
12/31/11	—	—	—	(300)	(300)	—	—	—	(3,002)	(3,002)

NOTE 12 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolio on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2012, the Portfolios did not have any outstanding securities on loan.

NOTE 13 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by a Portfolio and their corresponding risks, see each Portfolio’s most recent Prospectus and/or the Statement of Additional Information.

Non-Diversified. Each Portfolio is classified as a non-diversified investment company under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Portfolio. The investment of a large percentage of a Portfolio’s assets in the securities of a small number of issuers may cause the Portfolios’ share price to fluctuate more than that of a diversified

27

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 13 — CONCENTRATION OF INVESTMENT RISKS (continued)

investment company. Conversely, even though classified as nondiversified, a Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios’ investments.

Investment by Funds-of-Funds. As an underlying fund (“Underlying Fund”) of a fund-of-fund, shares of each of the Portfolios may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the fund-of-fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2012:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
BlackRock Inflation Protected Bond	$—	$(3,440,747)	$3,440,747
Goldman Sachs Commodity Strategy	(2,811,503)	701,925	2,109,578

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011
	Ordinary Income	Ordinary Income	Long-term Capital Gains
BlackRock Inflation Protected Bond	$63,441,176	$51,865,051	$1,106,831
Goldman Sachs Commodity Strategy	—	22,248,391	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2012 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
BlackRock Inflation Protected Bond	$60,819,744	$2,006,439	$3,519,166	$—	—	—
Goldman Sachs Commodity Strategy*	—	—	(10,589,398)	(100,587,370)	Short-term	2016
				(18,420,675)	Short-term	2017
				$(119,008,045)

*	It is unlikely the Portfolio will realize the full benefit of the capital loss carryforwards prior to expiration.

28

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of December 31, 2012, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Subsidiary is a wholly-owned subsidiary of Goldman Sachs Commodity Strategy (the “Portfolio”). The Subsidiary is classified as a controlled foreign corporation under Subchapter F of the Internal Revenue Code. Therefore, the Portfolio is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Portfolio in the current period nor carried forward to offset taxable income in future periods.

NOTE 15 — RESTRUCTURING PLAN

The Investment Adviser, Administrator and Distributor are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of December 31, 2012 ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S. by the end of 2013. In November 2012, ING Groep announced that the European Commission agreed to an amendment to the Restructuring Plan which will extend the time for the completion of the divestiture. Under the terms of the amendment, at least 25% of ING U.S. has to be divested by the end of 2013, more than 50% has to be divested by the end of 2014, with the remaining interest divested by the end of 2016. It is anticipated that an initial public offering of a portion of the ING U.S. common stock will be conducted in 2013 as part of the Restructuring Plan. ING Groep has announced that the base case for divesting ING U.S. is an initial public offering of ING U.S. common stock, in which ING Groep anticipates selling a portion of its ownership interest in ING U.S. and thereafter divesting its remaining ownership interest over time. While the base case is an initial public offering, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The investment advisory agreement for the Portfolios provides that it will terminate automatically in the event of its assignment, which would occur upon a transfer of a controlling block of the shares of the Investment Adviser. The Restructuring Plan may result in a need to obtain further Board and shareholder approval of new advisory agreements.

The Restructuring Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Investment Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. Completion of the Restructuring Plan is expected to result in the Investment Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Currently, the Investment Adviser does not anticipate that the Restructuring Plan will have an adverse impact on its operations or the operations of the Portfolios.

During the time that ING Groep retains a controlling interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep and its subsidiaries, including ING U.S. and the Investment Adviser, by U.S., European and other authorities, may negatively affect ING U.S. and the Investment Adviser. For example, restrictions on activities of entities controlled by ING Groep, including ING U.S. and the Investment Adviser, could be imposed under U.S., European or other laws or regulations, as a result of activities engaged in by ING Groep and its subsidiaries over which ING U.S. and the Investment Adviser have no control.

29

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 16 — SUBSEQUENT EVENTS

It is anticipated that one or more of the transactions contemplated by the Restructuring Plan may be deemed to be a change of control, resulting in the automatic terminations of the existing investment advisory and sub-advisory agreements (if applicable) for the Portfolios. At a meeting held on January 10, 2013, the Board approved new advisory and sub-advisory agreements (if applicable) for the Portfolios that will take effect upon shareholder approval or the close of the IPO, whichever is later. Information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable) will be disclosed in the Portfolios’ semi-annual shareholder report to be dated June 30, 2013. A proxy statement, including disclosures regarding the Board’s considerations, is expected to be sent to shareholders of the Portfolios included in this report, as well as shareholders of other ING Funds, seeking approval of the new investment advisory and sub-advisory agreements (if applicable).

At a meeting of the Board on January 10, 2013, the Board nominated 13 individuals (collectively, the “Nominees”) for election as Trustees of the Trust. The Nominees include Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler, Roger B. Vincent, and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Albert E. DePrince Jr., Russell H. Jones, Martin J. Gavin, and Joseph E. Obermeyer, each of whom is not currently a member of the Board, but who serve as a director or trustee to other investment companies in the ING Fund Complex. These nominations are, in part, the result of an effort on the part of the Board, another board in the ING Fund Complex, and the Investment Advisers to the Portfolios to consolidate the membership of the boards so that the same members serve on each board in the ING Fund Complex. A proxy statement is being sent to shareholders of the Portfolios included in this report, as well as shareholders of other ING Funds, seeking approval of the same Nominees. If these proposals were all approved by shareholders, the result would be that all ING Funds would be governed by a board made up of the same individuals.

On or about November 29, 2012, the Board of Trustees approved the substitution of Goldman Sachs Commodity Strategy’s current investment adviser, DSL, with its affiliate ING Investments, LLC (“ING Investments” or “Investment Adviser” and collectively with DSL, the “Investment Advisers”) with no change to the Portfolio’s advisory fee or expense structure, effective January 1, 2013. In addition, the Board similarly approved substituting DSL, the current investment adviser of the Portfolio’s wholly-owned Cayman Islands subsidiary (“Cayman Subsidiary”), with ING Investments with no change to the Cayman Subsidiary’s advisory fee or fee structure also effective January 1, 2013.

Effective January 2, 2013, ING Investments, LLC is registered with the Commodity Futures Trading Commission as a commodity pool operator and a member of the National Futures Association.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

30

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 0.2%
		Financials: 0.2%
590,000		Bear Stearns Cos., Inc., 3.790%, 03/10/14	$601,706	0.1
445,000		International Bank for Reconstruction & Development, 2.788%, 12/10/13	446,909	0.0
800,000		SLM Corp., 4.111%, 01/31/14	805,680	0.1

		Total Corporate Bonds/Notes
		(Cost $1,801,128)	1,854,295	0.2

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.0%
167,126		GMAC Commercial Mortgage Securities, Inc., 4.547%, 12/10/41	167,071	0.0

		Total Collateralized Mortgage Obligations
		(Cost $160,265)	167,071	0.0

FOREIGN GOVERNMENT BONDS: 19.0%
EUR 67,480,000		Bundesobligation, 0.500%, 10/13/17	89,945,781	7.5
EUR 17,773,046		Deutsche Bundesrepublik Inflation Linked Bond, 1.500%, 04/15/16	25,524,308	2.2
EUR 66,855,000		French Treasury Note BTAN, 1.000%, 07/25/17	89,792,548	7.5
EUR 605,900		Hellenic Republic Government Bond, 10/15/42	5,521	0.0
EUR 1,929,200		Italy Buoni Poliennali Del Tesoro, 2.150%, 09/15/14	2,609,934	0.2
EUR 14,392,329		Italy Buoni Poliennali Del Tesoro, 2.100%, 09/15/16	19,311,861	1.6

		Total Foreign Government Bonds
		(Cost $225,146,447)	227,189,953	19.0

U.S. GOVERNMENT AGENCY OBLIGATIONS: 14.0%
		Federal National Mortgage Association: 7.1%##
11,617,573		3.000%, due 11/01/42	12,189,017	1.0
69,549,711		3.000%, due 12/01/42	72,970,720	6.1
			85,159,737	7.1

		Government National Mortgage Association: 6.9%
78,095,000		3.000%, due 12/20/42	83,173,402	6.9

		Total U.S. Government Agency Obligations
		(Cost $168,212,244)	168,333,139	14.0

U.S. TREASURY OBLIGATIONS: 52.8%
		Treasury Inflation Indexed Protected Securities: 52.8%
59,674,405		0.125%, due 04/15/16	62,853,917	5.2
15,186,624		0.125%, due 04/15/17	16,267,487	1.4
2,352,871		0.125%, due 01/15/22	2,555,623	0.2
11,693,471		0.125%, due 07/15/22	12,688,328	1.1
17,405,715		0.500%, due 04/15/15	$18,169,931	1.5
1,019,033		0.625%, due 07/15/21	1,158,354	0.1
49,080,989		0.750%, due 02/15/42	53,831,882	4.5
925,260		1.125%, due 01/15/21	1,087,036	0.1
11,427,420		1.250%, due 04/15/14	11,788,103	1.0
482,605		1.250%, due 07/15/20	572,641	0.0
1,053,645		1.375%, due 01/15/20	1,249,392	0.1
17,226,535		1.625%, due 01/15/15	18,307,224	1.5
33,443,902		1.750%, due 01/15/28	43,315,071	3.6
4,206,563		1.875%, due 07/15/13	4,276,236	0.4
24,371,009		1.875%, due 07/15/15	26,579,632	2.2
23,241,338		2.000%, due 01/15/14	23,996,681	2.0
24,426,205		2.000%, due 07/15/14	25,784,913	2.2
7,336,571		2.000%, due 01/15/16	8,137,864	0.7
10,413,385		2.000%, due 01/15/26	13,660,247	1.1
12,018,397		2.125%, due 01/15/19	14,599,540	1.2
1,446,188		2.125%, due 02/15/40	2,120,135	0.2
3,423,119		2.125%, due 02/15/41	5,054,985	0.4
59,280,288		2.375%, due 01/15/25	80,042,260	6.7
20,740,777		2.375%, due 01/15/27	28,607,692	2.4
28,560,798		2.500%, due 07/15/16	32,831,523	2.7
2,542,664		2.500%, due 01/15/29	3,625,681	0.3
2,456,513		3.375%, due 04/15/32	4,051,137	0.3
32,150,446		3.625%, due 04/15/28	51,028,803	4.3
38,720,303	S	3.875%, due 04/15/29	64,200,082	5.4

		Total U.S. Treasury Obligations
		(Cost $626,178,647)	632,442,400	52.8

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: 0.2%
		Options On Currencies: 0.0%
11,545,000	@	AUD Put vs. JPY Call Currency Option, Strike @ 87.000, Exp. 01/10/13 Counterparty: Deutsche Bank AG	2,535	0.0
10,385,000	@	JPY Put vs. USD Call Currency Option, Strike @ 100.000, Exp. 03/28/13 Counterparty: Citigroup, Inc.	4,205	0.0
			6,740	0.0

		Options on Exchange Traded Futures: 0.0%
159	@	U.S. Treasury Long Bond, Strike @ 147.000, Exp. 01/25/13	186,329	0.0

		OTC Interest Rate Swaptions: 0.2%
15,000,000	@	Receive a fixed rate equal to 1.175% and pay a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 12/16/13 Counterparty: Citigroup, Inc.	151,115	0.0

See Accompanying Notes to Financial Statements

31

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

# of Contracts			Value	Percentage of Net Assets

PURCHASED OPTIONS: (continued)
		OTC Interest Rate Swaptions: (continued)
13,300,000	@	Receive a fixed rate equal to 1.250% and pay a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 10/18/13 Counterparty: Deutsche Bank AG	$174,098	0.0
27,100,000	@	Receive a fixed rate equal to 2.400% and pay a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 02/15/13 Counterparty: Citigroup, Inc.	48,883	0.0
16,400,000	@	Receive a fixed rate equal to 2.430% and pay a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 01/07/13 Counterparty: Citigroup, Inc.	40	0.0
15,000,000	@	Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.175%, Exp. 12/16/13 Counterparty: Citigroup, Inc.	168,732	0.0
13,300,000	@	Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.250%, Exp. 10/18/13 Counterparty: Deutsche Bank AG	99,720	0.0
9,000,000	@	Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.900%, Strike @ 0.03900, Exp. 09/09/13 Counterparty: Citigroup, Inc.	6,631	0.0
10,100,000	@	Receive a floating rate based on the 6-month EUR-EURIBOR and pay a fixed rate equal to 2.500%, Strike @ 0.025, Exp. 06/08/22 Counterparty: Deutsche Bank AG	1,603,198	0.2
			2,252,417	0.2

		Total Purchased Options
		(Cost $2,871,106)	2,445,486	0.2

		Total Long-Term Investments
		(Cost $1,024,369,837)	1,032,432,344	86.2

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 13.7%
	Mutual Funds: 6.8%
81,804,006	Dreyfus Treasury & Agency Cash Management Fund — Institutional Shares
	(Cost $81,804,006)	$81,804,006	6.8

	Affiliated Investment Companies: 6.9%
82,995,964	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $82,995,964)	82,995,964	6.9
	Total Short-Term Investments
	(Cost $164,799,970)	164,799,970	13.7

	Total Investments in Securities (Cost $1,189,169,807)	$1,197,232,314	99.9
	Assets in Excess of Other Liabilities	1,786,977	0.1
	Net Assets	$1,199,019,291	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
@	Non-income producing security
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
EUR	EU Euro

Cost for federal income tax purposes is $1,190,352,106.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$9,000,583
Gross Unrealized Depreciation	(2,120,375)
Net Unrealized Appreciation	$6,880,208

See Accompanying Notes to Financial Statements

32

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Purchased Options	$186,329	$2,259,157	$—	$2,445,486
Corporate Bonds/Notes	—	1,854,295	—	1,854,295
Collateralized Mortgage Obligations	—	167,071	—	167,071
U.S. Treasury Obligations	—	632,442,400	—	632,442,400
U.S. Government Agency Obligations	—	168,333,139	—	168,333,139
Short-Term Investments	164,799,970	—	—	164,799,970
Foreign Government Bonds	—	227,189,953	—	227,189,953
Total Investments, at fair value	$164,986,299	$1,032,246,015	$—	$1,197,232,314
Other Financial Instruments+
Swaps	—	1,159,244	—	1,159,244
Futures	1,278,335	—	—	1,278,335
Forward Foreign Currency Contracts	—	3,634,843	—	3,634,843
Total Assets	$166,264,634	$1,037,040,102	$—	$1,203,304,736
Liabilities Table
Other Financial Instruments+
Swaps	$—	$(1,859,775)	$—	$(1,859,775)
Written Options	(54,656)	(2,160,704)	—	(2,215,360)
Futures	(1,282,009)	—	—	(1,282,009)
Forward Foreign Currency Contracts	—	(2,059,778)	—	(2,059,778)
Total Liabilities	$(1,336,665)	$(6,080,257)	$—	$(7,416,922)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING BlackRock Inflation Protected Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.	Norwegian Krone	17,035,501	Buy	02/20/13	$3,005,818	$3,059,674	$53,856
UBS Warburg LLC	EU Euro	113,674,000	Buy	01/23/13	147,274,670	150,071,292	2,796,622
							$2,850,478

BNP Paribas Bank	EU Euro	4,160,000	Sell	02/06/13	$5,394,800	$5,492,658	$(97,858)
BNP Paribas Bank	EU Euro	14,359,000	Sell	01/23/13	18,635,024	18,956,610	(321,586)
Goldman Sachs & Co.	EU Euro	136,180,000	Sell	01/23/13	179,858,509	179,783,491	75,018
Goldman Sachs & Co.	EU Euro	3,687,000	Sell	01/23/13	4,707,245	4,867,541	(160,296)
JPMorgan Chase & Co.	EU Euro	1,365,000	Sell	01/23/13	1,810,942	1,802,060	8,882
JPMorgan Chase & Co.	EU Euro	5,864,000	Sell	01/23/13	7,520,480	7,741,595	(221,115)
JPMorgan Chase & Co.	EU Euro	4,974,000	Sell	01/23/13	6,453,690	6,566,625	(112,935)
UBS Warburg LLC	Japanese Yen	395,161,010	Sell	01/16/13	4,685,000	4,561,217	123,783
UBS Warburg LLC	EU Euro	3,040,000	Sell	01/23/13	3,933,724	4,012,672	(78,948)
UBS Warburg LLC	EU Euro	1,849,000	Sell	01/23/13	2,364,255	2,441,031	(76,776)
UBS Warburg LLC	Japanese Yen	869,999,500	Sell	02/20/13	10,622,705	10,046,023	576,682
UBS Warburg LLC	EU Euro	112,682,000	Sell	01/23/13	147,771,400	148,761,664	(990,264)
							$(1,275,413)

See Accompanying Notes to Financial Statements

33

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

ING BlackRock Inflation Protected Bond Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	1,262	03/19/13	$167,569,938	$(233,719)
U.S. Treasury 2-Year Note	365	03/28/13	80,471,097	24,053
			$248,041,035	$(209,666)
Short Contracts
Euro-Bobl 5-Year	(1,047)	03/07/13	(176,646,700)	(645,561)
Euro-Bund	(104)	03/07/13	(19,992,819)	(165,241)
Long Gilt	(43)	03/26/13	(8,306,763)	27,361
U.S. Treasury 5-Year Note	(1,233)	03/28/13	(153,402,536)	(237,488)
U.S. Treasury Long Bond	(437)	03/19/13	(64,457,500)	981,314
U.S. Treasury Ultra Long Bond	(82)	03/19/13	(13,332,687)	245,607
			$(436,139,005)	$205,992

ING BlackRock Inflation Protected Bond Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2012:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.625% Counterparty: Citigroup, Inc.	11/19/22	USD 7,600,000	$123,901	$—	$123,901
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.436% Counterparty: Deutsche Bank AG	08/30/14	USD 65,000,000	(85,255)	—	(85,255)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.376% Counterparty: Deutsche Bank AG	11/15/14	USD 42,400,000	(3,714)	—	(3,714)
Receive a floating rate based on CPURNSA Index and pay a fixed rate equal to 1.840% Counterparty: Deutsche Bank AG	10/25/15	USD 9,700,000	265,579	—	265,579
Receive a fixed rate equal to 0.800% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Deutsche Bank AG	12/17/17	USD 13,200,000	(20,395)	—	(20,395)
Receive a fixed rate equal to 2.465% and pay a floating rate based on CPURNSA Index Counterparty: Deutsche Bank AG	10/25/20	USD 5,100,000	(118,179)	—	(118,179)
Receive a fixed rate equal to 2.665% and pay a floating rate based on CPURNSA Index Counterparty: Deutsche Bank AG	06/23/21	USD 8,205,000	67,721	—	67,721
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.485% Counterparty: Deutsche Bank AG	07/09/42	USD 3,100,000	197,070	—	197,070
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.464% Counterparty: Deutsche Bank AG	08/07/42	USD 1,800,000	123,313	—	123,313
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.506% Counterparty: Deutsche Bank AG	08/10/42	USD 1,600,000	95,098	—	95,098
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.716% Counterparty: Deutsche Bank AG	08/21/42	USD 3,100,000	43,437	—	43,437
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.576% Counterparty: Deutsche Bank AG	11/29/42	USD 5,400,000	243,125	—	243,125
			$931,701	$—	$931,701

See Accompanying Notes to Financial Statements

34

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

ING BlackRock Inflation Protected Bond Portfolio Total Return Swap Agreements Outstanding on December 31, 2012:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive the positive price return of the Barclays Capital U.S. Treasury Inflation Protected Securities (Series-L). Pay a floating rate based on the 1-month USD-LIBOR-BBA plus 31bps and, if negative, the absolute value of the total return of the index. Counterparty: Barclays Bank PLC	01/24/13	USD 429,739,000	$(1,632,232)	$—	$(1,632,232)
			$(1,632,232)	$—	$(1,632,232)

ING BlackRock Inflation Protected Bond Portfolio Written Inflation Caps Outstanding on December 31, 2012:

Inflation Caps

Description	Counterparty	Strike Index	Exercise Index	Termination Date	Notional Amount	Premiums Received	Fair Value
Cap — HICPx Index	Deutsche Bank AG	2.500%	Maximum of [1-(Index Final/Index Initial)] or $0	04/26/22	EUR 3,140,000	$217,411	$(195,223)
						$217,411	$(195,223)

ING BlackRock Inflation Protected Bond Portfolio Written Options Open on December 31, 2012:

Exchange-Traded Options

Description/Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premiums Received	Value
U.S. Treasury Long Bond	144.00	01/25/13	159	$31,974	$(54,656)
				$31,974	$(54,656)

ING BlackRock Inflation Protected Bond Portfolio Written OTC Options on December 31, 2012:

Notional Amount	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options On Currencies
6,005,000	Goldman Sachs & Co.	JPY Put vs. USD Call Currency Option	87.000 USD	03/19/13	$40,260	$(93,236)
			Total Written OTC Options		$40,260	$(93,236)

ING BlackRock Inflation Protected Bond Portfolio Written Swaptions Open on December 31, 2012:

Written Interest Rate Swaptions

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Fair Value
Put OTC Swaption	Deutsche Bank AG	6-month EUR-EURIBOR	Pay	4.500%	06/08/22	EUR 10,100,000	$475,559	$(464,513)
Put OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Pay	2.400%	10/03/14	USD 31,000,000	522,350	(491,672)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	2.250%	06/27/14	USD 14,100,000	148,402	(77,501)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	2.250%	08/18/14	USD 25,500,000	382,500	(171,596)
Call OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Receive	2.100%	02/15/13	USD 27,100,000	121,273	(2,927)
Call OTC Swaption	Citigroup, Inc.	3-month USD-LIBOR-BBA	Receive	2.150%	09/09/13	USD 9,000,000	202,680	(268,276)
Call OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Receive	1.250%	06/27/14	USD 14,100,000	148,403	(144,575)
Call OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Receive	1.250%	08/18/14	USD 25,500,000	175,950	(251,185)
Total Written Swaptions							$2,177,117	$(1,872,245)

See Accompanying Notes to Financial Statements

35

ING BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$6,740
Interest rate contracts	Investments in securities at value*	2,438,746
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	3,634,843
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,159,244
Interest rate contracts	Net Assets — Unrealized appreciation**	1,278,335
Total Asset Derivatives		$8,517,908
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,059,778
Interest rate contracts	Unrealized depreciation on OTC swap agreements	1,859,775
Interest rate contracts	Net Assets — Unrealized depreciation**	1,282,009
Foreign exchange contracts	Written options, at fair value	93,236
Interest rate contracts	Written options, at fair value	2,122,124
Total Liability Derivatives		$7,416,922

*	Includes purchased options.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Interest rate contracts	$64,732	$—	$(6,284,548)	$11,116,224	$3,013,814	$7,910,222
Foreign exchange contracts	(319,582)	7,449,052	—	—	333,156	7,462,626
Total	$(254,850)	$7,449,052	$(6,284,548)	$11,116,224	$3,346,970	$15,372,848

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Interest rate contracts	$(1,588,196)	$—	$2,255,595	$3,212,517	$2,783,488	$6,663,404
Foreign exchange contracts	(166,025)	(113,532)	—	—	(52,976)	(332,533)
Total	$(1,754,221)	$(113,532)	$2,255,595	$3,212,517	$2,730,512	$6,330,871

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.
**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

36

ING GOLDMAN SACHS COMMODITY STRATEGY PORTFOLIO	CONSOLIDATED SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Principal Amount†			Value	Percentage of Net Assets

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.5%
1,300,000		NCUA Guaranteed Notes, 0.232%, 06/12/13	$1,299,935	1.4
130,377		NCUA Guaranteed Notes, 0.558%, 12/07/20	130,768	0.1
237,156		NCUA Guaranteed Notes, 0.578%, 11/06/17	237,676	0.3
293,074		NCUA Guaranteed Notes, 0.588%, 03/06/20	293,092	0.3
268,556		NCUA Guaranteed Notes, 0.588%, 04/06/20	269,028	0.3
224,298		NCUA Guaranteed Notes, 0.588%, 05/07/20	224,683	0.2
290,565		NCUA Guaranteed Notes, 0.607%, 03/11/20	292,018	0.3
547,204		NCUA Guaranteed Notes, 0.608%, 02/06/20	548,402	0.6

		Total Collateralized Mortgage Obligations
		(Cost $3,291,219)	3,295,602	3.5

MUNICIPAL BONDS: 0.7%
		Wisconsin: 0.7%
600,000		State of Wisconsin, 4.800%, 05/01/13	608,880	0.7

		Total Municipal Bonds
		(Cost $607,709)	608,880	0.7

U.S. TREASURY OBLIGATIONS: 53.3%
		Treasury Inflation Indexed Protected Securities: 21.4%
1,532,146		0.625%, due 04/15/13	1,530,710	1.6
2,295,321		1.250%, due 04/15/14	2,367,768	2.5
1,090,287		1.625%, due 01/15/15	1,158,685	1.2
1,637,285		1.875%, due 07/15/13	1,664,403	1.7
2,854,152		1.875%, due 07/15/15	3,112,810	3.3
3,630,481		2.000%, due 01/15/14	3,748,472	4.0
6,381,284		2.000%, due 07/15/14	6,736,243	7.1
			20,319,091	21.4

		U.S. Treasury Bonds: 0.5%
300,000		2.750%, due 11/15/42	288,141	0.3
200,000		3.000%, due 05/15/42	203,031	0.2
			491,172	0.5

		U.S. Treasury Notes: 31.4%
300,000		0.125%, due 09/30/13	299,965	0.3
2,300,000	S	0.125%, due 12/31/13	2,298,921	2.4
8,300,000		0.125%, due 07/31/14	8,287,035	8.8
6,600,000		0.250%, due 04/30/14	6,603,867	7.0
1,000,000		0.250%, due 05/31/14	1,000,625	1.1
4,800,000		0.250%, due 06/30/14	4,802,626	5.1
5,800,000		0.250%, due 09/30/14	5,802,042	6.1
300,000		0.750%, due 12/31/17	300,422	0.3
200,000		1.125%, due 12/31/19	199,281	0.2
100,000		1.500%, due 03/31/19	103,086	0.1
			29,697,870	31.4

		Total U.S. Treasury Obligations
		(Cost $50,476,965)	50,508,133	53.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 17.8%
		Federal Home Loan Mortgage Corporation: 1.8%##
1,200,000		0.500%, due 01/24/14	$1,200,284	1.3
10,808		5.000%, due 09/01/17	11,630	0.0
11,178		5.000%, due 09/01/17	12,028	0.0
33,008		5.000%, due 10/01/17	35,303	0.0
36,567		5.000%, due 10/01/17	39,347	0.0
6,664		5.000%, due 10/01/17	7,129	0.0
5,325		5.000%, due 10/01/17	5,687	0.0
84,744		5.000%, due 11/01/17	90,697	0.1
5,712		5.000%, due 11/01/17	6,118	0.0
7,267		5.000%, due 02/01/18	7,788	0.0
5,517		5.000%, due 07/01/18	6,021	0.0
5,325		5.000%, due 11/01/18	5,801	0.0
48,798		5.500%, due 01/01/20	52,977	0.1
241,059		5.000%, due 11/01/16– 07/01/18	259,090	0.3
			1,739,900	1.8

		Federal National Mortgage Association: 16.0%##
4,700,000		0.221%, due 05/17/13	4,700,522	5.0
300,000		0.375%, due 03/16/15	300,564	0.3
5,000,000		2.375%, due 04/11/16	5,318,270	5.6
1,512,851		4.000%, due 10/01/40	1,623,851	1.7
1,053,431		4.000%, due 12/01/40	1,130,723	1.2
1,335,400		4.000%, due 01/01/41	1,433,380	1.5
500,000		4.125%, due 04/15/14	525,226	0.6
13,562		5.000%, due 03/01/18	14,565	0.0
49,048		5.000%, due 04/01/18	52,742	0.1
			15,099,843	16.0

		Total U.S. Government Agency Obligations
		(Cost $16,722,126)	16,839,743	17.8

		Total Long-Term Investments
		(Cost $71,098,019)	71,252,358	75.3

SHORT-TERM INVESTMENTS: 9.6%
		U.S. Government Agency Obligations: 1.9%
1,800,000		Federal Home Loan Banks, 0.210%, 01/04/13
		(Cost $1,800,016)	1,800,016	1.9

See Accompanying Notes to Financial Statements

37

ING GOLDMAN SACHS COMMODITY STRATEGY PORTFOLIO	CONSOLIDATED SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 7.7%
7,338,906	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $7,338,906)	$7,338,906	7.7

	Total Short-Term Investments
	(Cost $9,138,922)	9,138,922	9.6
	Total Investments in Securities (Cost $80,236,941)	$80,391,280	84.9
	Assets in Excess of Other Liabilities	14,331,993	15.1
	Net Assets	$94,723,273	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

Cost for federal income tax purposes is $90,967,381.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$178,380
Gross Unrealized Depreciation	(10,754,481)
Net Unrealized Depreciation	$(10,576,101)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$—	$3,295,602	$—	$3,295,602
Municipal Bonds	—	608,880	—	608,880
Short-Term Investments	7,338,906	1,800,016	—	9,138,922
U.S. Government Agency Obligations	—	16,839,743	—	16,839,743
U.S. Treasury Obligations	—	50,508,133	—	50,508,133
Total Investments, at fair value	$7,338,906	$73,052,374	$—	$80,391,280
Other Financial Instruments+
Futures	30,411	—	—	30,411
Swaps	—	—	—	—
Total Assets	$7,369,317	$73,052,374	$—	$80,421,691
Liabilities Table
Other Financial Instruments+
Futures	$(5,302)	$—	$—	$(5,302)
Total Liabilities	$(5,302)	$—	$—	$(5,302)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

38

ING GOLDMAN SACHS COMMODITY STRATEGY PORTFOLIO	CONSOLIDATED SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

ING Goldman Sachs Commodity Strategy Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
U.S. Treasury 10-Year Note	(18)	03/19/13	$(2,390,063)	$1,553
U.S. Treasury 2-Year Note	(61)	03/28/13	(13,448,594)	(5,302)
U.S. Treasury Long Bond	(6)	03/19/13	(885,000)	1,957
U.S. Treasury Ultra Long Bond	(7)	03/19/13	(1,138,156)	26,901
			$(17,861,813)	$25,109

ING Goldman Sachs Commodity Strategy Portfolio Total Return Swap Agreements Outstanding on December 31, 2012:(1)

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive the price return on the Merrill Lynch Commodity Index, if positive. Pay 25 basis points and, if negative, the absolute value of the price return for the Merrill Lynch Commodity Index. Counterparty: Merrill Lynch & Co., Inc	06/13/13	USD 73,239,939	$—	$—	$—
Receive the price return on the Dow Jones-UBS Commodity Index Excess ReturnSM, if positive. Pay 27 basis points and, if negative, the absolute value of the price return for the Dow Jones-UBS Commodity Index Excess ReturnSM. Counterparty: UBS Warburg LLC	06/12/13	USD 20,112,392	—	—	—
Receive the price return on the Dow Jones-UBS Commodity Index Excess ReturnSM, if positive. Pay 27 basis points and, if negative, the absolute value of the price return for the Dow Jones-UBS Commodity Index Excess ReturnSM. Counterparty: UBS Warburg LLC	06/12/13	USD 1,886,009	—	—	—
			$—	$—	$—

(1)	Each respective total return swap resets monthly based on the change in the price return of the referenced commodity index. At December 31, 2012, each total return swap reset with a positive price return and the Portfolio recorded a realized loss on December 31, 2012 in the amount of $(734,079). The fair value of each total return swap is recorded at $0 as the price return of the respective commodity index had zero change as both the closing and opening price of the index was unchanged.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$30,411
Total Asset Derivatives		$30,411

Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$5,302
Total Liability Derivatives		$5,302

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

39

ING GOLDMAN SACHS COMMODITY STRATEGY PORTFOLIO	CONSOLIDATED SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the period ended December 31, 2012 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Commodity contracts	$—	$(2,177,273)	$(2,177,273)
Interest rate contracts	(130,508)	—	(130,508)
Total	$(130,508)	$(2,177,273)	$(2,307,781)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Commodity contracts	$—	$—	$—
Interest rate contracts	84,324	—	84,324
Total	$84,324	$—	$84,324

See Accompanying Notes to Financial Statements

40

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2012 were as follows:

Portfolio Name	Type	Per Share Amount
ING BlackRock Inflation Protected Bond Portfolio
Class ADV	NII	$0.0378
Class I	NII	$0.0630
Class S	NII	$0.0514
All Classes	STCG	$0.5842

NII — Net investment income

STCG — Short-term capital gain

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

41

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	147	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	147	None.

Patricia W. Chadwick(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	147	Wisconsin Energy Corporation (June 2006–Present) and The Royce Fund, (35 funds) (December 2009–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	November 2007–Present	Retired.	147	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 1997–Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992–December 2008).	147	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001–June 2009).	147	Assured Guaranty Ltd. (April 2004–Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	January 2006–Present	Consultant (May 2001–Present).	147	Stillwater Mining Company (May 2002–Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Chairperson/Trustee	January 1994–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	147	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

42

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Trustees who are “Interested Persons”:

Robert W. Crispin(4) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007–Present	Retired.	147	Intact Financial Corporation (December 2004–Present) and PFM Group (November 2010–Present).

Shaun P. Mathews(4) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	November 2007–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).	182	ING Capital Corporation, LLC (December 2005–Present).

(1)	Subject to the Board’s retirement policy, Trustees serve until their successors are duly elected and qualified. The Board’s retirement policy states that each duly elected or appointed Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, as amended (“Independent Trustees”), shall retire from service as a Trustee at the close of business on December 31 of the calendar year in which the Trustee reaches the age of 73. A majority vote of the Board may extend the retirement date of a Trustee if such retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	Except for Mr. Mathews and for the purposes of this table “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Short Duration High Income Fund; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of January 31, 2013.

(3)	In 2010 and 2011, Patricia Chadwick received approximately $295,000 and $415,000, respectively, from a consulting firm that was engaged by a law firm representing JPMorgan Chase Bank, N.A. The compensation was for her services as an expert in a class action regarding JPMorgan Chase Bank, N.A.’s securities lending activities. JPMorgan Chase Bank, N.A. is an affiliate of JP Morgan Investment Management, Inc., a sub-adviser to ING JPMorgan Emerging Markets Equity Portfolio and ING JPMorgan Small Cap Core Equity Portfolio. ING JPMorgan Emerging Markets Equity Portfolio and ING JPMorgan Small Cap Core Equity Portfolio are series of the ING Investors Trust registrant.

(4)	Messrs. Crispin and Matthews are deemed “Interested Persons” of the Trust because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

43

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	March 2003–Present
Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012–Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011–Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, ING Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	March 2003–Present September 2009–Present	Executive Vice President, ING Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012–Present
Senior Vice President, ING Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	November 2003–Present	Senior Vice President, ING Investments, LLC (October 2003–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2012–Present
Senior Vice President — Fund Compliance, ING Funds Services, LLC (June 2012–Present). Formerly, Vice President — Platform Product Management & Project Management, ING Investments, LLC (April 2007–June 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	November 1999–Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995–Present) and ING Investments, LLC (August 1997–Present). Formerly, Treasurer, ING Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	February 2003–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010 –Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010).

44

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Vice President	September 2012–Present	Vice President, ING Funds Services, LLC (July 2007–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	September 2012–Present	Vice President, ING Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, ING Funds Services, LLC (March 2003–March 2012).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006–Present
Vice President — Platform Product Management & Project Management, ING Investments, LLC (July 2012–Present); Vice President, ING Investment Management — ING Funds (March 2010–Present) and Vice President, ING Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	May 2008–Present	Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008–Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005–March 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Assistant Secretary	August 2003–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003–April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	June 2010–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005–April 2008).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

45

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 29, 2012, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC or Directed Services LLC, as applicable (together, the “Adviser”) and the Portfolios and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 24 and November 27, 2012 to consider the renewal of the Advisory and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 29, 2012 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for each of the ING Funds under its jurisdiction, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2013. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Portfolios’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed y through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional or revised information from Management and address certain unique characteristics related new or existing ING Funds.

The Board has established (among other committees) two Investment Review Committees (each, an “IRC”), which meet independently and, at times, jointly, and a

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the Contract Review Process, and each Portfolio is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark, Lipper, Inc. (“Lipper”) and/or Morningstar, Inc. (“Morningstar”) category median.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts. The Independent Trustees review and update the 15(c) Methodology Guide annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Portfolios’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and selected peer group of investment companies (“Selected Peer Groups”) to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2013. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2013, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Trustees prior to the November 29, 2012 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolio’s) advisory contracts and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) for open-end Portfolios, information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

The Board also noted that ING Groep, N.V. the ultimate parent company of the Adviser, had announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the Adviser, into an

47

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

independent, standalone company by the end of 2016. The Board further noted that this separation may result in the Adviser’s loss of access to the services and resources of their current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control, the investment advisory and sub-advisory agreements for the Portfolios would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Portfolio. The Board also recognized that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Portfolios and the Adviser, including its ability prior to, during and after the separation to perform the same level of service to the Portfolios as the Adviser currently provides. In this regard, the Board noted that the Adviser did not currently anticipate that the separation would have a material adverse impact on the Portfolios or their operations and administration.

For each Portfolio, Class I shares were used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. Class I shares generally were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolios’ Selected Peer Groups were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Groups.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program and performance of the Sub-Advisers under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Advisers provide to the applicable Portfolios and the Sub-Advisers’ compliance with applicable laws and regulations. The Board noted that to assist in the selection and monitoring of the Sub-Advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MRSG”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Advisers and the Portfolios that it manages. The Board recognized that the MRSG also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that the MRSG prepares periodic due diligence reports regarding the Sub-Advisers based on on-site visits and information and analysis which, team members use to attempt to gain and maintain an in-depth understanding of the Sub-Advisers’ investment processes and to try to identify issues that may be relevant to each Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that the MRSG provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that the Adviser and Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the ING Fund complex.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Portfolio in the ING Fund complex. The Board noted that, for new non-ING-affiliated sub-advisers, the MSRG is responsible for: identifying qualified candidates; analyzing their investment process, personnel and resources; conducting due diligence on the candidates; and selecting the firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of approving any new sub-adviser for a Portfolio.

The Board also considered that in the course of monitoring performance of the Sub-Advisers, the MRSG has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to the Portfolio’s Morningstar category median, Lipper category median, and/or primary benchmark.. The Board also recognized that the MRSG provides the IRCs with regular updates on the Portfolios and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by the MSRG is the preparation of the Fund Dispersion Report. This report seeks to monitor any dispersion between Portfolios managed by the Sub-Advisers and their similarly managed retail counterparts and again

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

assists the Board in carrying out its general oversight duties. The Board also noted that the Adviser regularly monitors performance, personnel, compliance and a myriad of other issues that may arise on a day-to-day basis with regards to the Sub-Advisers and noted that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board noted that the Portfolios also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of the MRSG.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Fund complex) by the Adviser and Sub-Advisers, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and each Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of each Portfolio’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and each Sub-Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

median, Lipper category median, and/or primary benchmark. The FACT sheet performance data was as of June 30, 2012. In addition, the Board also considered at its November 29, 2012 meeting certain additional data regarding performance and Portfolio asset levels as of September 30 and October 31, 2012. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Portfolios’ investment performance.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. For non-ING-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-ING-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual advisory fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fees payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-ING-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also noted that the Adviser (and not a Portfolio) pays the sub-advisory fees earned by a non-ING-affiliated Sub-Adviser. In addition, the Board noted that certain of the Portfolios’ Sub-Advisers traditionally have not accounted for their profits on an account-by-account basis, and those that do likely

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

employ different methodologies in connection with those calculations.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fee rates of the Adviser and Sub-Adviser primarily on the factors described for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain funds in the ING Fund Complex. These remedial actions have included, among others: reductions in effective fee rates through expense limitation or fee waiver arrangements or through contractual fee rate revisions, such as the addition of fee schedule breakpoints at higher asset levels; changes in sub-advisers or portfolio managers; and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 29, 2012 meeting in relation to renewing each Portfolio’s current Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING BlackRock Inflation Protected Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING BlackRock Inflation Protected Bond Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period, and the third quintile for the most recent calendar quarter, one-year, three-year, and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale of benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Goldman Sachs Commodity Strategy Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Goldman

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Sachs Commodity Strategy Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter and three-year period, but underperformed for the year-to-date and one-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, the third quintile for the year-to-date and three-year periods, and the fifth (lowest) quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under the Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of a 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and expense ratio; and (2) that Management, at the Board’s request, would propose an advisory fee rate breakpoint for the Portfolio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

BOARD APPROVAL OF NEW ADVISORY CONTRACT FOR ING GOLDMAN SACHS COMMODITY STRATEGY PORTFOLIO

At a meeting of the Board held on November 29, 2012 the Board, including a majority of the Independent Trustees, determined to: (1) terminate Directed Services LLC (“DSL”) as investment adviser to the ING Goldman Sachs Commodity Strategy Portfolio; (2) appoint ING Investments, LLC (“ING Investments”) as adviser to the Portfolio; and (3) approve a new advisory contract with ING Investments under which it would serve as Adviser to the Portfolio. The Advisory Contract became effective on or about January 1, 2013.

In determining whether to approve the Advisory Contract with ING Investments, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Advisory Contract should be approved for the Portfolio. The materials provided to the Board to inform its consideration of whether to approve the Advisory Contract with ING Investments included: (1) memoranda and related materials provided to the Board in advance of its November 29, 2012 meeting discussing Management’s rationale for recommending that ING Investments serve as Adviser to the Portfolio in light of changes to certain rules adopted by the Commodity Futures Trading Commission (“CFTC”) regarding commodity pool operators (“CPO”); (2) ING Investments’ responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (3) supporting documentation, including copies of the form of the Advisory Contract with ING Investments; and (4) other information relevant to the Board’s evaluation.

In reaching its decision to engage ING Investments as Adviser to the Portfolio, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) ING Investments’ strength and reputation in the industry; (2) the nature, extent, and quality of the services to be provided by ING Investments under the proposed Advisory Contract; (3) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING Investments, including its planned registration with the CFTC as a CPO; (4) that the portfolio management team for the Portfolio would not change; (5) the fairness of the compensation under the Advisory Contract in light of the services to be provided by ING Investments and the projected profitability of ING Investments as the Portfolio’s Adviser; (6) the costs for the services to be provided by ING Investments, including that the management fee rate would not change upon the appointment of ING

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Investments; (7) ING Investments’ operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws; (8) the appropriateness of the selection of ING Investments in light of the Portfolio’s investment objective and investor base; and (9) ING Investments’ Code of Ethics, which had been approved by the Board previously, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) ING Investments should be appointed to serve as Adviser to the Portfolio under the Advisory Contract with ING Investments; (2) the advisory fee rate payable by the Adviser to ING Investments is reasonable in the context of all factors considered by the Board; and (3) ING Investments maintains an appropriate compliance program, with this conclusion based upon, among other things, reports from the Trust’s CCO regarding whether ING Investments’ compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Advisory Contract for the Portfolio. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UFIIT3AISS2 (1212-022213)

Annual Report

December 31, 2012

Classes ADV, I and S

ING Investors Trust

■	ING DFA Global Allocation Portfolio

■	ING DFA World Equity Portfolio

■	ING Franklin Templeton Founding Strategy Portfolio

■	ING Oppenheimer Active Allocation Portfolio

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Looking forward

Dear Shareholder,

Normally I end my letters by exhorting clients to keep their portfolios focused on long-term goals and well diversified in terms of assets and geography, and to discuss thoroughly any proposed investment changes with their financial advisors before taking action. This month, the reminders are up front to emphasize their importance as we conclude an eventful year and take a look forward.

A central theme over the past few years has been the impact government and central bank policymaking has had on economic and market outcomes. Private-sector forces, which tend to restore equilibrium in normal times, have not done enough to allow policymakers to scale back their involvement. An important reason for this is that the framework within which private-sector decisions are made requires substantial overhaul; economic and monetary ties in the euro zone need to be strengthened, the U.S. must make some difficult fiscal decisions and the success of a number of economies depends on the introduction of structural reforms.

Since the world economy is still sluggish, supportive public policies will remain critical in 2013 and beyond. However, what might we anticipate over the long term? For insight into this question, I turned to a recent report published by the National Intelligence Council — a U.S. government agency that serves as a bridge between the U.S. intelligence and policy communities — entitled “Global Trends 2030: Alternative Worlds.” The report identifies four “megatrends” that the Council considers likely to emerge over the next 20 years or so. Among these are two that potentially carry implications for future investment themes. Individual empowerment will accelerate owing to growth of the global middle class, says the Council, potentially leading to a virtuous cycle of global economic expansion and creating dynamic markets for new products and technologies. Meanwhile, emerging nations will wield greater regional influence, and the health of the global economy increasingly will be linked to how well the developing world fares. This suggests that a portfolio of securities that provide exposure to developed and emerging market economies — such as ING Funds seeks to provide — may offer attractive potential for some time to come.

It’s important to remember that these are projections and subject to change, but they point to the value of keeping one’s portfolio well diversified to meet the challenges and take advantage of the opportunities that lie ahead.

All of us at ING Funds extend our best wishes for a happy and prosperous new year. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

January 4, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2012

In the early part of our fiscal year, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, enjoyed the best first quarter rally since 1998. But in the two months from early April the MSCI World IndexSM slumped 11% as, for the third consecutive year, the basis of earlier optimism was undermined by events. The recovery from there was dramatic and the MSCI World IndexSM ended up 15.71% for the whole year, despite slow, patchy improvement in economic data, and investors’ frustration at the futile efforts of global leaders to resolve key problems. It came because central banks, by their actions, made risky assets much more attractive. (The MSCI World IndexSM returned 15.83% for the one year ended December 31, 2012, measured in U.S. dollars.)

Much of the early upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. But the improvement faded fast: the three-month average of 245,000 new jobs reported in March slumped to only 94,000 in September, before rebounding less than one third of the way to 139,000 by December. The unemployment rate was still uncomfortably high at 7.7%.

By December, other economic data, from average hourly earnings growth to consumer confidence to retail sales were mostly inconclusive. Final third quarter gross domestic product (“GDP”) growth was revised up to 3.1%, but it didn’t feel like it and the next few quarters were expected to show growth at about half of this level.

The housing market however, seemed clearly to be on the mend. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 4.3% year-over-year gain, while new home sales in November were the highest since April 2010.

Also in the relative doldrums was China, responsible for much of global GDP growth in recent years. GDP increased by 7.4% in the third quarter of 2012 over the same quarter in 2011, the lowest rise in three years.

And yet despite the shortage of good news, the MSCI World IndexSM ended December 16% above the low point in early June. How could this be? One reason was a growing sense that the euro zone’s enduring sovereign debt crisis might at last be approaching the end-game. Another was a third round of quantitative easing launched by the Federal Reserve.

In the euro zone, amid ongoing protests against fiscal austerity, a €100 billion recapitalization bailout for Spain’s shaky banks was tortuously agreed upon in June. Attention returned to Greece in July where the continuation of the country’s bailout rested on the outcome of an examination by creditors of its parlous fiscal state. With prospects for the euro looking increasingly tenuous, European Central Bank (“ECB”) President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was “ready to do whatever it takes to preserve the euro.” Under certain conditions, the ECB would buy without limitation the 1-3 year bonds of a country in difficulties.

In September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing: an additional $40 billion of agency mortgage-backed securities would be purchased monthly. Then in December, “Operation Twist” was replaced by $45 billion in monthly Treasury purchases. Exceptionally low policy interest rates would remain at least until the unemployment rate fell to 6.5%.

So the year ended with central bankers sounding increasingly determined to underpin the euro and the prices of risky assets. This was enough to drive those prices higher despite dark political clouds. In Europe, inter-governmental squabbling dangerously held back agreement on Greece’s next bailout tranche until November 27. In the U.S., the newly-elected Congress looked rather like the old one, and an ominous year-end cocktail of deflationary tax increases and spending cuts was forestalled by an eleventh-hour agreement on tax increases alone which postponed an even bigger conflict on spending and the debt ceiling until March.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) of investment grade bonds rose 4.22% in 2012. The Barclays Capital U.S. Treasury Index, a sub-index of the BCAB, returned only 1.99% as risk appetite recovered. By contrast the Barclays Capital U.S. Corporate Investment Grade Bond Index, also a sub-index of the BCAB, rose 9.82%, while the Barclays Capital High-Yield Bond – 2% Issuer Constrained Composite Index (not part of the BCAB index) gained 15.78%.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 16.00% in the fiscal year. By sector, financials led the way with a return of 28.82%, followed by consumer discretionary with a return of 23.92%. No sector incurred a loss, but defensive utilities’ slim 1.29% gain reflected improved risk appetite. Operating earnings per share for S&P 500® companies set a new record in the second quarter of 2012, and barely slipped in the third.

In currency markets, the dollar fell 1.76% against the euro, which rebounded after Draghi’s July pronouncements, and 4.38% against the pound, which moved in sympathy with the euro, reflecting close trade ties. But the dollar gained 12.79% over the yen in 2012, as Japan’s parliamentary opposition won a landslide in December elections and promised unlimited monetary easing.

In international markets, the MSCI Japan® Index soared 21.57%, due mainly to the monetary stimulus referred to above. This was despite the effect on Japan’s export focused economy of the euro zone crisis, the slowdown in China and a return to recession. The MSCI Europe ex UK® Index rose 18.78% due to central bank initiatives, in the face of economic news that was unremittingly bad, also including a return to recession and record unemployment at 11.7%. The MSCI UK® Index added 10.19%, boosted by financials but held back by large, lagging energy and materials. The U.K. GDP grew 1% in the third quarter, but this was largely due to one-time statistical anomalies.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.
Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index	A comprehensive measure of the total return performance of the government bond markets of approximately 22 countries with maturities ranging from one to five years. It is hedged to the U.S. dollar. This index is unmanaged and reflects reinvested dividends and/or distributions, but does not reflect sales charges, commissions, expenses or taxes.
MSCI All Country World IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

3

ING DFA GLOBAL ALLOCATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING DFA Global Allocation Portfolio (the “Portfolio”) seeks high level of total return, consisting of capital appreciation and income. The Portfolio seeks to achieve its investment objective by investing in a combination of mutual funds advised by Dimensional Fund Advisors LP (“DFA”) — the sub-adviser. The Portfolio is managed by Joseph H. Chi, Jed S. Fodgall, David A. Plecha, and Joseph F. Kolerich, Portfolio Managers of DFA.*

Performance: For the year ended December 31, 2012, the Portfolio’s Class S shares, provided a total return of 12.06% compared to the MSCI All Country World IndexSM, the Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index (“CWG 1-5 Year Index”), and a composite index consisting of 60% MSCI All Country World® Index and

40% CWG 1-5 Year Index (“Composite Index”) which returned 16.13%, 2.10%, and 10.55% respectively, for the same period.

Portfolio Specifics: The Portfolio invests in a combination of underlying funds advised by DFA (the “Underlying Funds”). The Portfolio’s investment strategy employs a disciplined approach, emphasizing broad diversification and consistent exposure in each Underlying Fund to equity or fixed income securities with desired asset class characteristics. As of December 31, 2012, the Portfolio, through its investment in Underlying Funds, held approximately 280 fixed income securities and approximately 11,700 equity securities across 44 countries.

As a result of the Underlying Funds’ diversified investment approach, performance was determined principally by broad structural trends in global equity and fixed income markets rather than the behavior of a limited group of securities in a particular industry, country, or asset class. For the one-year period ending December 31, 2012, the Portfolio outperformed the Composite Index. In addition, both the equity and fixed income segments outperformed their respective benchmarks.

The Portfolio, through its equity Underlying Funds, had a higher allocation to deep value companies than the Composite Index, which positively impacted returns for the period as deep value companies were strong relative performers. Also contributing to the outperformance was the Portfolio’s lower allocation to large company securities and higher allocation to small company securities, as compared to the Composite Index, during a period when small company securities outperformed large company securities.

Performance within the fixed income Underlying Funds was mixed. The DFA Selectively Hedged Global Fixed Portfolio and DFA VA Global Bond Portfolio outperformed the benchmark whereas the shorter duration DFA VA Short Term Fixed Portfolio underperformed. The Portfolio benefited from global credit exposure during a period where credit spreads generally tightened. Further contributing to the performance was the Portfolios’ unhedged exposure to Norwegian Krone and New Zealand Dollar denominated securities during a period where these currencies outperformed the U.S. Dollar. The Portfolio’s lack of exposure to Japanese Yen denominated bonds, representing almost 30% of the benchmark, also contributed to relative performance. Portfolio duration increased from 2.0 to 2.6 years while the benchmark remained stable at 2.7 years.

Current Strategy and Outlook: We will continue to pursue a disciplined approach to identify securities for purchase or sale for the Underlying Funds. DFA does not seek to predict the future course of business conditions, market trends, or interest rates. The Portfolio invests in a blend of DFA’s mutual funds based on the overall desired asset allocation mix of the strategy. As a result of the Underlying Funds’ diversified investment approach, performance is determined principally by broad structural trends in global equity and fixed income markets rather than the behavior of a limited group of securities in a particular industry, country, or asset class.

*	Effective April 30, 2012, Stephen A Clark was removed as portfolio manager to the Portfolio and Joseph H. Chi, Jed S. Fodgall, David A. Plecha and Joseph F. Kolerich were added as portfolio managers to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Target Allocations

as of December 31, 2012

(as a percent of net assets)

U.S. Equity	15-40%
International Developed	15-40%
Emerging Markets	3-12%
Global Real Estate	0-6%
Global Fixed Income	20-60%
Total	100%

Portfolio holdings are subject to change daily.

4

PORTFOLIO MANAGERS’ REPORT	ING DFA GLOBAL ALLOCATION PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV, I and S April 30, 2010
Class ADV	11.55%	4.58%
Class I	12.23%	5.15%
Class S	12.06%	4.94%
MSCI All Country World® IndexSM	16.13%	6.18	%(1)
CWG 1-5 Year Index	2.10%	2.09	%(1)
Composite Index	10.55%	4.93	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING DFA Global Allocation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the indices is shown from May 1, 2010.

5

ING DFA WORLD EQUITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING DFA World Equity Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio seeks to achieve its investment objective by investing in a combination of mutual funds advised by Dimensional Fund Advisors LP (“DFA”) — the sub-adviser. The Portfolio is managed by Joseph H. Chi, Jed S. Fodgall, David A. Plecha and Joseph F. Kolerich, Portfolio Managers of DFA.*

Performance: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 17.89% compared to the MSCI All Country World IndexSM, which returned 16.13% for the same period.

Portfolio Specifics: The Portfolio invests in a combination of underlying funds advised by DFA (the “Underlying Funds”). The Portfolio’s investment strategy employs a disciplined approach, emphasizing broad diversification and consistent exposure in each Underlying Fund to equity securities with desired asset class characteristics. As of December 31, 2012, the Portfolio, through its Underlying Funds, held approximately 11,700 equity securities across 44 countries.

As a result of the Underlying Funds’ diversified investment approach, performance was determined principally by broad structural trends in global equity markets rather than the behavior of a limited group of securities in a particular industry, country, or asset class. DFA designs and engineers portfolios that provide exposure to relevant risk factors within the desired asset classes. For the period ended December 31, 2012, the Portfolio outperformed its benchmark, the MSCI All Country World® Index. The Portfolio, through its Underlying Funds, had a higher allocation to deep value companies than the benchmark index, which had a positive impact on returns for the period as deep value companies outperformed during the period. Also contributing to the outperformance was the Portfolio’s lower allocation to large company securities and higher allocation to small company securities, as compared to the Index, during a period when small company securities outperformed large company securities.

Current Strategy and Outlook: We will continue to pursue a disciplined approach to identify securities for purchase or sale in the Underlying Funds. We do not seek to predict the future course of business conditions, market trends, or interest rates. The Portfolio invests in a blend of DFA’s mutual funds based on the overall desired asset allocation mix of the strategy. As a result of the Underlying Funds’ diversified investment approach, performance is determined principally by broad structural trends in global equity markets rather than the behavior of a limited group of securities in a particular industry, country, or asset class.

*	Effective April 30, 2012, Stephen A Clark was removed as portfolio manager to the Portfolio and Joseph H. Chi, Jed S. Fodgall, David A. Plecha and Joseph F. Kolerich were added as portfolio managers to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Target Allocations

as of December 31, 2012

(as a percent of net assets)

U.S. Equity	35-55%
International Developed	35-55%
Emerging Markets	5-20%
Global Real Estate	0-10%
Total	100%

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	ING DFA WORLD EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Classes ADV, I and S August 20, 2007
Class ADV	17.59%	(1.91)%	(1.00)%
Class I	18.23%	(1.25)%	(0.33)%
Class S	17.89%	(1.50)%	(0.57)%
MSCI All Country World® IndexSM	16.13%	(1.16)%	(0.45	)%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING DFA World Equity Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from September 1, 2007.

Effective April 30, 2010, the Portfolio was converted from a mutual fund, which invests directly in securities, to a fund-of-funds, which invest in other mutual funds. In addition, on April 30, 2010, the Portfolio’s sub-adviser changed.

7

ING FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING Franklin Templeton Founding Strategy Portfolio (the “Portfolio”) seeks capital appreciation. Income is a secondary consideration. The Portfolio seeks to achieve its investment objective by investing in a combination of ING mutual funds sub-advised by Franklin Advisers, Inc., Franklin Mutual Advisers, LLC or its affiliate Templeton Global Advisors Limited (“Underlying Funds”) on a fixed percentage basis. The Portfolio is managed by Directed Services LLC (the “Investment Adviser”).

Portfolio Specifics: The Investment Adviser uses the S&P 500® Index and the MSCI World IndexSM as benchmarks to which it compares the performance of the Portfolio. For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 16.05% compared to the S&P 500® Index and the MSCI World IndexSM, which returned 16.00% and 15.83%, respectively, for the same period.

Target Allocations

as of December 31, 2012

(as a percent of net assets)

ING Franklin Income Portfolio — Class I	33 1⁄3%
ING Franklin Mutual Shares Portfolio — Class I	33 1⁄3%
ING Templeton Global Growth Portfolio — Class I	33 1⁄3%

100.0%

Portfolio holdings are subject to change daily.

Average Annual Total Returns for the Underlying Funds and their Respective Benchmarks for the Period Ended December 31, 2012
1 Year
ING Franklin Income Portfolio, Class I	13.17%
S&P 500® Index	16.00%
Barclays Capital U.S. Aggregate Bond Index	4.21%
ING Franklin Mutual Shares Portfolio, Class I	14.01%
S&P 500® Index	16.00%
ING Templeton Global Growth Portfolio, Class I	22.01%
MSCI World IndexSM	15.83%

8

PORTFOLIO MANAGERS’ REPORT	ING FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Classes ADV, I and S April 30, 2007
Class ADV	15.80%	0.83%	0.16%
Class I	16.29%	1.44%	0.78%
Class S	16.05%	1.21%	0.53%
S&P 500® Index	16.00%	1.66%	1.53	%(1)
MSCI World IndexSM	15.83%	(1.18)%	(0.72	)%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Franklin Templeton Founding Strategy Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the indices is shown from May 1, 2007.

9

ING OPPENHEIMER ACTIVE ALLOCATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING Oppenheimer Active Allocation Portfolio (the “Portfolio”) seeks long-term growth of capital with a secondary objective of current income. The Portfolio seeks to achieve its investment objective by investing in a combination of mutual funds advised by OppenheimerFunds, Inc. (“OppenheimerFunds”) — the sub-adviser. The Portfolio is managed by Alan C. Gilston, Krishna Memani and Caleb Wong, Portfolio Managers of OppenheimerFunds.*

Performance: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 12.68% compared to the S&P 500® Index, the Barclays Capital U.S. Aggregate Bond Index and a composite index consisting of 75% of the S&P 500® Index and 25% of the Barclays Capital U.S. Aggregate Bond Index (“Composite Index”), which returned 16.00%, 4.21% and 13.07%, respectively, for the same period.

Portfolio Specifics: The tactical (actively managed) component of the Portfolio produced positive performance in 2012 as declining market volatility and a rebound in the equity markets enabled the component to generate valued-added tilts. For the year, the component favored emerging market, high dividend and small-cap growth stocks within the equity allocation. These three sectors performed positively on an absolute basis for the Portfolio. On the fixed income side, the component underweighted short-term U.S. government notes and redeployed the allocation towards event-linked bonds, which are short-term bonds that default if a catastrophic insurance-related event were to occur. These bonds generally pay a substantially higher yield than short-term U.S. bonds and therefore benefited performance this period.

On a stand-alone basis, the static allocation of the Portfolio produced a positive return. Oppenheimer International Growth Fund and Oppenheimer International Value Fund produced the strongest positive total returns within the Portfolio. International equities generally performed better than U.S. stocks this period as investors looked to overseas opportunities amid anxiety over the U.S. fiscal cliff and the November elections, in addition to increased optimism surrounding the ECB’s actions. The static allocation had a smaller allocation to Oppenheimer Developing Markets Fund, which also produced positive returns and outperformed its benchmark, the MSCI Emerging Markets Index. The Portfolio also received positive contributions to return from its domestic equity holdings Oppenheimer Value Fund and Oppenheimer Capital Appreciation Fund, which performed positively, but underperformed their respective benchmarks, the Russell 1000® Value Index and the Russell 1000® Growth Index. The Portfolio had a smaller allocation to Oppenheimer Main Street Small- & Mid-Cap Fund, which performed positively while underperforming its benchmark, the Russell 2500® Index.

Fixed-income investments also benefited Portfolio performance. The Portfolio’s largest fixed-income holding, Oppenheimer Core Bond Fund performed well and outperformed its benchmarks, the Barclays Capital Credit Index. Its performance was driven primarily by mortgage-backed obligations, including residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities. Smaller allocations to Oppenheimer International Bond Fund and Oppenheimer Limited-Term Government Bond Fund also boosted performance. Both underlying funds also outperformed their respective benchmarks, the Citigroup Non-U.S. Dollar World Government Bond Index and the Barclays Capital US 1-3 Year Government Bond Index. Oppenheimer International Bond Fund’s performance benefited largely from an emphasis on emerging-markets bonds over their developed-markets counterparts. Oppenheimer Limited-Term Government Fund, like Oppenheimer Core Bond Fund, benefited from is exposure to mortgage-backed obligations.

Current Strategy and Outlook: Entering 2013, the possibility of extreme outcomes appears lower than it did last year, though areas of disquiet clearly remain. Additionally, in our opinion, global growth looks set to improve — for the most part. The U.S. is poised for continued economic expansion, even as a looming debate on the size and scope of the federal government threatens to sap confidence. Growth in China, the world’s second largest economy, appears to be reaccelerating, though we don’t expect breakout expansion. Unfortunately, Europe’s economic troubles persist, but we expect policymakers there to continue to take the necessary steps to preserve the common currency and stave off financial calamity. Our view of the financial markets is decidedly similar to our outlook heading into last year, given that interest rates remain low, companies are still sitting on record levels of cash and we believe valuations in many asset classes are reasonably attractive. Even in a year of solid market gains, investors continue to pile into low-yielding government securities and cash, seeking these assets’ perceived safety while accepting the likelihood of a gradual loss of purchasing power. We maintain our belief, however, that investors may be better served by owning select global equities and having exposure to the higher yielding components of the fixed income markets.

*	On November 29, 2012, the Board of Trustees of the Portfolio approved a proposal to reorganize the Portfolio with and into ING T. Rowe Price Capital Appreciation Portfolio, which is not included in this report. The proposed reorganization is subject to approval by shareholders of the Portfolio at a shareholder meeting scheduled to be held on or about February 27, 2013. The Portfolio will notify its shareholders if shareholder approval of the proposed reorganization is not obtained. If shareholder approval of the proposed reorganization is obtained, it is expected that the reorganization will take place on or about March 23, 2013.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Target Allocations

as of December 31, 2012

(as a percent of net assets)

Fixed Income	25.40%
Global Equity	25.62%
Domestic Equity	43.63%
Commodities	2.12%
Real Estate	1.16%
Cash	1.39%
Gold and Precious Metals	0.68%
Total	100%

Portfolio holdings are subject to change daily.

10

PORTFOLIO MANAGERS’ REPORT	ING OPPENHEIMER ACTIVE ALLOCATION PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Class S October 2, 2008
Class S	12.68%	4.64%
S&P 500® Index	16.00%	7.23	%(1)
Barclays Capital U.S. Aggregate Bond Index	4.21%	6.87	%(1)
Composite Index	13.07%	7.52	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the ING Oppenheimer Active Allocation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The Portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for indices is shown from October 1, 2008.

11

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 01, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2012**	Beginning Account Value July 01, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2012**
ING DFA Global Allocation Portfolio
Class ADV	$1,000.00	$1,072.70	1.05%	$5.47	$1,000.00	$1,019.86	1.05%	$5.33
Class I	1,000.00	1,075.50	0.45	2.35	1,000.00	1,022.87	0.45	2.29
Class S	1,000.00	1,075.00	0.70	3.65	1,000.00	1,021.62	0.70	3.56
ING DFA World Equity Portfolio
Class ADV	$1,000.00	$1,113.80	0.86%	$4.57	$1,000.00	$1,020.81	0.86%	$4.37
Class I	1,000.00	1,118.30	0.26	1.38	1,000.00	1,023.83	0.26	1.32
Class S	1,000.00	1,116.30	0.51	2.71	1,000.00	1,022.57	0.51	2.59
ING Franklin Templeton Founding Strategy Portfolio
Class ADV	$1,000.00	$1,096.00	0.69%	$3.64	$1,000.00	$1,021.67	0.69%	$3.51
Class I	1,000.00	1,099.20	0.09	0.47	1,000.00	1,024.68	0.09	0.46
Class S	1,000.00	1,097.90	0.34	1.79	1,000.00	1,023.43	0.34	1.73
ING Oppenheimer Active Allocation Portfolio
Class S	$1,000.00	$1,077.30	0.78%	$4.07	$1,000.00	$1,021.22	0.78%	$3.96

*	Expense ratios do not include expenses of the underlying funds

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING DFA Global Allocation Portfolio, ING DFA World Equity Portfolio, ING Franklin Templeton Founding Strategy Portfolio, and ING Oppenheimer Active Allocation Portfolio, each a series of ING Investors Trust, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING DFA Global Allocation Portfolio, ING DFA World Equity Portfolio, ING Franklin Templeton Founding Strategy Portfolio, and ING Oppenheimer Active Allocation Portfolio as of December 31, 2012, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2013

13

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING DFA Global Allocation Portfolio	ING DFA World Equity Portfolio	ING Franklin Templeton Founding Strategy Portfolio	ING Oppenheimer Active Allocation Portfolio
ASSETS:
Investments in unaffiliated underlying funds*	$11,887,763	$168,371,858	$—	$49,880,268
Investments in affiliated underlying funds**	—	—	789,177,543	—
Short-term investments at fair value***	40,242	195,155	—	1,154,274

Total Investments at fair value	$11,928,005	$168,567,013	$789,177,543	$51,034,542

Receivables:
Investment in affiliated underlying funds sold	—	—	1,535,373	27,519
Fund shares sold	—	80	—	63,569
Dividends	4	58	—	—
Foreign tax reclaims	—	406	—	—
Prepaid expenses	105	1,425	6,774	443
Reimbursement due from manager	—	1,433	—	—

Total assets	11,928,114	168,570,415	790,719,690	51,126,073

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	—	—	726
Payable for fund shares redeemed	5,562	1,028,786	1,535,373	32,365
Payable for investment management fees	2,771	35,102	—	28,865
Payable for administrative fees	1,008	14,041	33,277	4,311
Payable for distribution and shareholder service fees	5,732	35,371	167,547	10,777
Payable to custodian due to bank overdraft	—	—	—	77,819
Payable for trustee fees	497	2,607	7,444	1,457
Other accrued expenses and liabilities	31,359	81,671	82,320	97,598

Total liabilities	46,929	1,197,578	1,825,961	253,918

NET ASSETS	$11,881,185	$167,372,837	$788,893,729	$50,872,155

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$11,376,741	$187,402,260	$820,999,997	$41,347,766
Undistributed (distributions in excess of) net investment income	(72)	3,533,795	23,178,095	100,507
Accumulated net realized loss	(301,036)	(37,547,562)	(177,816,272)	(1,448,697)
Net unrealized appreciation	805,552	13,984,344	122,531,909	10,872,579

NET ASSETS	$11,881,185	$167,372,837	$788,893,729	$50,872,155

* Cost of investments in unaffiliated underlying funds	$11,082,210	$154,387,489	$—	$39,007,689
** Cost of investments in affiliated underlying funds	$—	$—	$666,645,634	$—
*** Cost of short-term investments	$40,242	$195,155	$—	$1,154,274

Class ADV
Net assets	$11,232,454	$2,420,852	$5,201,849	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	1,044,053	279,267	585,988	n/a
Net asset value and redemption price per share	$10.76	$8.67	$8.88	n/a
Class I
Net assets	$645,525	$2,073,033	$1,838,222	n/a
Shares authorized	unlimited	unlimited	unlimited	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	60,664	234,239	203,020	n/a
Net asset value and redemption price per share	$10.64	$8.85	$9.05	n/a
Class S
Net assets	$3,206	$162,878,952	$781,853,658	$50,872,155
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	18,441,279	86,743,439	4,541,822
Net asset value and redemption price per share	$10.65	$8.83	$9.01	$11.20

See Accompanying Notes to Financial Statements

14

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING DFA Global Allocation Portfolio	ING DFA World Equity Portfolio	ING Franklin Templeton Founding Strategy Portfolio	ING Oppenheimer Active Allocation Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$—	$—	$25,834,670	$—
Dividends from unaffiliated underlying funds	262,663	4,370,452	—	1,032,595

Total investment income	262,663	4,370,452	25,834,670	1,032,595

EXPENSES:
Investment management fees	27,982	414,277	—	130,229
Distribution and shareholder service fees:
Class ADV	81,010	15,783	36,247	—
Class S	7	405,247	1,939,041	130,229
Transfer agent fees	233	207	932	198
Administrative service fees	11,192	165,708	391,178	52,091
Shareholder reporting expense	2,214	6,604	53,896	8,235
Professional fees	2,811	32,792	117,120	10,803
Custody and accounting expense	1,117	5,428	56,927	11,895
Trustee fees	313	6,293	24,907	3,660
Miscellaneous expense	6,189	9,069	31,324	5,571
Merger expense	—	—	—	40,000
Interest expense	27	457	—	1,740

Total expenses	133,095	1,061,865	2,651,572	394,651
Net recouped/waived and reimbursed fees	(17,749)	(211,492)	(7,250)	12,504

Net expenses	115,346	850,373	2,644,322	407,155

Net investment income	147,317	3,520,079	23,190,348	625,440

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Capital gain distributions from affiliated underlying funds	53,786	602,954	—	63,143
Sale of unaffiliated underlying funds	37,863	1,074,251	—	534,661
Foreign currency related transactions	—	1,418	—	—
Sale of affiliated underlying funds	—	—	(17,466,057)	—

Net realized gain (loss)	91,649	1,678,623	(17,466,057)	597,804

Net change in unrealized appreciation (depreciation) on:
Unaffiliated underlying funds	991,139	22,034,007	—	4,967,052
Affiliated underlying funds	—	—	111,273,936	—
Foreign currency related transactions	—	(1,387)	—	—
Net change in unrealized appreciation (depreciation)	991,139	22,032,620	111,273,936	4,967,052

Net realized and unrealized gain	1,082,788	23,711,243	93,807,879	5,564,856

Increase in net assets resulting from operations	$1,230,105	$27,231,322	$116,998,227	$6,190,296

See Accompanying Notes to Financial Statements

15

STATEMENTS OF CHANGES IN NET ASSETS

	ING DFA Global Allocation Portfolio		ING DFA World Equity Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$147,317	$84,167	$3,520,079	$3,493,806
Net realized gain (loss)	91,649	(312,311)	1,678,623	4,700,602
Net change in unrealized appreciation (depreciation)	991,139	(1,400,228)	22,032,620	(25,643,465)

Increase (decrease) in net assets resulting from operations	1,230,105	(1,628,372)	27,231,322	(17,449,057)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(144,123)	(83,534)	(42,285)	(47,132)
Class I	(11,888)	(7,956)	(35,135)	(27,872)
Class S	(53)	(65)	(3,417,768)	(4,540,471)
Net realized gains:
Class ADV	—	(132,218)	—	—
Class I	—	(2,778)	—	—
Class S	—	(27)	—	—

Total distributions	(156,064)	(226,578)	(3,495,188)	(4,615,475)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,530,507	2,397,977	8,502,470	22,144,448
Reinvestment of distributions	49,546	52,190	3,495,188	4,615,475

	1,580,053	2,450,167	11,997,658	26,759,923
Cost of shares redeemed	(1,050,948)	(18,867,581)	(30,037,316)	(69,093,355)

Net increase (decrease) in net assets resulting from capital share transactions	529,105	(16,417,414)	(18,039,658)	(42,333,432)

Net increase (decrease) in net assets	1,603,146	(18,272,364)	5,696,476	(64,397,964)

NET ASSETS:
Beginning of year or period	10,278,039	28,550,403	161,676,361	226,074,325

End of year or period	$11,881,185	$10,278,039	$167,372,837	$161,676,361

Undistributed (distributions in excess of) net investment income at end of year or period	$(72)	$(58)	$3,533,795	$3,492,912

See Accompanying Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	ING Franklin Templeton Founding Strategy Portfolio		ING Oppenheimer Active Allocation Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$23,190,348	$28,811,896	$625,440	$819,403
Net realized gain (loss)	(17,466,057)	(29,677,446)	597,804	(702,706)
Net change in unrealized appreciation (depreciation)	111,273,936	(10,015,815)	4,967,052	(2,656,606)

Increase (decrease) in net assets resulting from operations	116,998,227	(10,881,365)	6,190,296	(2,539,909)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(174,794)	(96,283)	—	—
Class I	(65,542)	(70,624)	—	—
Class S	(28,582,639)	(19,214,557)	(1,342,771)	(15,396)
Net realized gains:
Class S	—	—	(52,469)	(25,293)

Total distributions	(28,822,975)	(19,381,464)	(1,395,240)	(40,689)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	10,339,965	15,742,205	4,007,510	17,553,262
Reinvestment of distributions	28,822,975	19,381,464	1,395,240	40,689

	39,162,940	35,123,669	5,402,750	17,593,951
Cost of shares redeemed	(103,948,691)	(116,846,554)	(11,571,242)	(23,990,155)

Net decrease in net assets resulting from capital share transactions	(64,785,751)	(81,722,885)	(6,168,492)	(6,396,204)

Net increase (decrease) in net assets	23,389,501	(111,985,714)	(1,373,436)	(8,976,802)

NET ASSETS:
Beginning of year or period	765,504,228	877,489,942	52,245,591	61,222,393

End of year or period	$788,893,729	$765,504,228	$50,872,155	$52,245,591

Undistributed net investment income at end of year or period	$23,178,095	$28,810,722	$100,507	$817,838

See Accompanying Notes to Financial Statements

17

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions									Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(3)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING DFA Global Allocation Portfolio
Class ADV
12-31-12	9.77	0.13		1.00	1.13	0.14		—	—	0.14		—	10.76	11.55	1.21	1.05		1.05		1.27		11,232	10
12-31-11	10.47	0.03	•	(0.56)	(0.53)	0.08		0.09	—	0.17		—	9.77	(5.06)	1.27	1.05		1.05		0.26		9,945	16
04-30-10(5)- 12-31-10	10.00	0.14	•	0.50	0.64	0.16		0.01	—	0.17		—	10.47	6.40	1.65	1.05	†	1.05	†	2.17	†	28,056	9
Class I
12-31-12	9.66	0.27	•	0.91	1.18	0.20		—	—	0.20		—	10.64	12.23	0.46	0.45		0.45		2.64		646	10
12-31-11	10.47	0.30	•	(0.78)	(0.48)	0.24		0.09	—	0.33		—	9.66	(4.58)	0.52	0.45		0.45		2.90		330	16
04-30-10(5) - 12-31-10	10.00	0.92	•	(0.24)	0.68	0.20		0.01	—	0.21		—	10.47	6.77	0.90	0.45	†	0.45	†	13.44	†	491	9
Class S
12-31-12	9.66	0.17		1.00	1.17	0.18		—	—	0.18		—	10.65	12.06	0.71	0.70		0.70		1.62		3	10
12-31-11	10.47	0.17		(0.67)	(0.50)	0.22		0.09	—	0.31		—	9.66	(4.73)	0.77	0.70		0.70		1.58		3	16
04-30-10(5) - 12-31-10	10.00	0.16		0.50	0.66	0.18		0.01	—	0.19		—	10.47	6.64	1.15	0.70	†	0.70	†	2.45	†	3	9

ING DFA World Equity Portfolio
Class ADV
12-31-12	7.53	0.16	•	1.14	1.30	0.16		—	—	0.16		—	8.67	17.59	1.14	0.86		0.86		1.96		2,421	5
12-31-11	8.52	0.15	•	(0.94)	(0.79)	0.20		—	—	0.20		—	7.53	(9.52)	1.16	0.82		0.82		1.80		1,797	10
12-31-10	7.01	0.27		1.40	1.67	0.16		—	—	0.16		—	8.52	24.21	1.21	0.88	†	0.88	†	3.45	†	769	132
12-31-09	5.78	0.11		1.09	1.20	0.00	*	—	—	0.00	*	0.03	7.01	21.28 ††	1.27	0.99		0.99		1.88		1	128
12-31-08	10.41	0.14	•	(4.65)	(4.51)	0.12		—	—	0.12		—	5.78	(43.34)	1.40	0.99		0.99		1.69		1	88
Class I
12-31-12	7.68	0.23	•	1.14	1.37	0.20		—	—	0.20		—	8.85	18.23	0.39	0.26		0.26		2.80		2,073	5
12-31-11	8.64	0.21	•	(0.96)	(0.75)	0.21		—	—	0.21		—	7.68	(8.96)	0.41	0.18		0.18		2.48		1,237	10
12-31-10	7.05	0.30		1.45	1.75	0.16		—	—	0.16		—	8.64	25.22	0.46	0.13	†	0.13	†	3.78	†	813	132
12-31-09	5.78	0.15	•	1.09	1.24	0.00	*	—	—	0.00	*	0.03	7.05	21.98 ††	0.52	0.39		0.39		2.39		333	128
12-31-08	10.41	0.17	•	(4.64)	(4.47)	0.16		—	—	0.16		—	5.78	(42.88)	0.65	0.39		0.39		2.30		93	88
Class S
12-31-12	7.66	0.18	•	1.17	1.35	0.18		—	—	0.18		—	8.83	17.89	0.64	0.51		0.51		2.12		162,879	5
12-31-11	8.62	0.15	•	(0.92)	(0.77)	0.19		—	—	0.19		—	7.66	(9.17)	0.66	0.43		0.43		1.73		158,642	10
12-31-10	7.04	0.18		1.54	1.72	0.14		—	—	0.14		—	8.62	24.84	0.71	0.38	†	0.38	†	2.66	†	224,492	132
12-31-09	5.78	0.14		1.09	1.23	0.00	*	—	—	0.00	*	0.03	7.04	21.80 ††	0.77	0.64		0.64		2.29		155,803	128
12-31-08	10.41	0.17	•	(4.66)	(4.49)	0.14		—	—	0.14		—	5.78	(43.05)	0.90	0.64		0.64		2.09		132,036	88

See Accompanying Notes to Financial Statements

18

FINANCIAL HIGHLIGHTS  (CONTINUED)

		Income (loss) from investment operations				Less distributions										Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)		($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Franklin Templeton Founding Strategy Portfolio
Class ADV
12-31-12	7.96	0.23	•	1.00	1.23	0.31		—		—	0.31		—	8.88	15.80	0.84	0.69	0.69	2.67	5,202	11
12-31-11	8.30	0.27	•	(0.41)	(0.14)	0.20		—		—	0.20		—	7.96	(1.81)	0.84	0.69	0.69	3.30	4,289	11
12-31-10	7.74	0.18	•	0.60	0.78	0.22		—		—	0.22		—	8.30	10.40	0.83	0.68	0.68	2.26	2,652	10
12-31-09	6.19	0.17	•	1.63	1.80	0.15		0.10		—	0.25		—	7.74	29.82	0.84	0.69	0.69	2.61	1	14
12-31-08	9.68	0.16		(3.65)	(3.49)	—		0.00	*	—	0.00	*	—	6.19	(36.04)	0.84	0.69	0.69	2.01	1	12
Class I
12-31-12	8.11	0.24	•	1.05	1.29	0.35		—		—	0.35		—	9.05	16.29	0.09	0.09	0.09	2.79	1,838	11
12-31-11	8.41	0.46	•	(0.54)	(0.08)	0.22		—		—	0.22		—	8.11	(1.15)	0.09	0.09	0.09	5.44	1,564	11
12-31-10	7.80	0.15	•	0.68	0.83	0.22		—		—	0.22		—	8.41	10.97	0.08	0.08	0.08	1.96	1,838	10
12-31-09	6.26	0.20	•	1.66	1.86	0.22		0.10		—	0.32		—	7.80	30.63	0.09	0.09	0.09	3.02	4,335	14
12-31-08	9.73	0.49	•	(3.95)	(3.46)	0.01		0.00	*	—	0.01		—	6.26	(35.55)	0.09	0.09	0.09	6.49	644	12
Class S
12-31-12	8.07	0.25	•	1.01	1.26	0.32		—		—	0.32		—	9.01	16.05	0.34	0.34	0.34	2.97	781,854	11
12-31-11	8.37	0.29	•	(0.40)	(0.11)	0.19		—		—	0.19		—	8.07	(1.40)	0.34	0.34	0.34	3.44	759,652	11
12-31-10	7.76	0.19		0.62	0.81	0.20		—		—	0.20		—	8.37	10.77	0.33	0.33	0.33	2.29	873,001	10
12-31-09	6.23	0.19		1.64	1.83	0.20		0.10		—	0.30		—	7.76	30.30	0.34	0.34	0.34	2.88	864,254	14
12-31-08	9.70	0.23	•	(3.69)	(3.46)	0.01		0.00	*	—	0.01		—	6.23	(35.69)	0.34	0.34	0.34	2.86	694,251	12
ING Oppenheimer Active Allocation Portfolio
Class S
12-31-12	10.22	0.13	•	1.15	1.28	0.29		0.01		—	0.30		—	11.20	12.68	0.76	0.78	0.78	1.20	50,872	76
12-31-11	10.71	0.16		(0.65)	(0.49)	0.00	*	0.00	*	—	0.00	*	—	10.22	(4.51)	0.72	0.70	0.70	1.39	52,246	200
12-31-10	9.71	0.19	•	1.17	1.36	0.12		0.24		—	0.36		—	10.71	14.13	0.76	0.70	0.70	1.93	61,222	116
12-31-09	7.65	0.06		2.08	2.14	0.06		0.02		—	0.08		—	9.71	27.94	1.99	0.70	0.70	0.96	26,270	115
10-02-08(5) - 12-31-08	10.00	0.13		(2.42)	(2.29)	0.06		—		—	0.06		—	7.65	(22.84)	5.48	0.70	0.70	4.74	7,291	23

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

19

FINANCIAL HIGHLIGHTS  (CONTINUED)

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
††	Excluding a payment by affiliate in 2009, ING DFA World Equity Portfolio total return would have been 20.80%, 21.50% and 21.31% for Class ADV, Class I and Class S, respectively.

See Accompanying Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012

NOTE 1 — ORGANIZATION

ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust currently consists of forty-four active separate investment series. The four series included in this report are: ING DFA Global Allocation Portfolio (“DFA Global Allocation”), ING DFA World Equity Portfolio (“DFA World Equity”), ING Franklin Templeton Founding Strategy Portfolio (“Franklin Templeton Founding Strategy”) and ING Oppenheimer Active Allocation Portfolio (“Oppenheimer Active Allocation”) (each, a “Portfolio” and collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

Each Portfolio, except Oppenheimer Active Allocation, offers the following three classes of shares: Adviser (“Class ADV”), Institutional (“Class I”) and Service (“Class S”). Oppenheimer Active Allocation only offers Class S. The separate classes of shares differ principally in distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC (“DSL”) serves as the investment adviser to DFA Global Allocation, DFA World Equity and Franklin Templeton Founding Strategy, and ING Investments, LLC (“ING Investments” or “Investment Adviser”) serves as the investment adviser to Oppenheimer Active Allocation (collectively with DSL, the “Investment Advisers”). ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

DFA Global Allocation and DFA World Equity seek to achieve their investment objectives by investing in unaffiliated underlying funds advised by Dimensional Fund Advisors LP that, in turn, invest directly in a wide range of portfolio securities (i.e., stocks and bonds).

Franklin Templeton Founding Strategy seeks to achieve its investment objective by investing in affiliated underlying funds sub-advised by Franklin Advisers, Inc., Franklin Mutual Advisers, LLC or its affiliate Templeton Global Advisors Limited that, in turn, invest directly in a wide range of portfolio securities (i.e., stocks and bonds).

Oppenheimer Active Allocation seeks to achieve its investment objective by investing in unaffiliated underlying funds advised by OppenheimerFunds, Inc. that, in turn, invest directly in a wide range of portfolio securities (i.e., stocks and bonds).

The affiliated and unaffiliated underlying funds in which the Portfolios invest are collectively referred to as the “Underlying Funds.”

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of its financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. All investments in Underlying Funds and securities are recorded at their estimated fair value, as described below. The valuations of the Portfolios’ investments in Underlying Funds are based on the net asset values of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable.

Investments in securities held in the Portfolios of sufficient credit quality maturing in 60 days or less are valued at amortized cost which generally approximates fair value. Securities prices may be obtained from automated pricing services. Investments in equity securities held by the Portfolios traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”).

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined in the 1940 Act, and as determined in good faith by or under the supervision of the Portfolio’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolio (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following each Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the fund’s Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2012, there have been no significant changes to the fair valuation methodologies.

Each Portfolio classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

B. Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the underlying funds are recognized on ex-dividend date and are recorded on the Statements of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C. Distributions to Shareholders. Each Portfolio records distributions to its shareholders on the ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. Each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D. Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

DFA Global Allocation, DFA World Equity and Franklin Templeton Founding Strategy have entered into an investment management agreement (“Investment Management Agreement”) with DSL. The Investment Management Agreement compensates DSL with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio. DFA Global Allocation and DFA World Equity pay DSL a fee of 0.25% of their respective average daily net assets. Franklin Templeton Founding Strategy does not pay DSL an advisory fee.

Oppenheimer Active Allocation has entered into an Investment Management Agreement with ING Investments. The Investment Management Agreement compensates ING Investments with a fee, computed daily and payable monthly, based on the average daily net assets of Oppenheimer Active Allocation. Oppenheimer Active Allocation pays ING Investments a fee of 0.25% of its average daily net assets.

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

IFS acts as administrator and provides certain administrative and shareholder services necessary for the Portfolios’ operations and is responsible for the supervision of other service providers. The Administrator receives compensation in the amount equal to 0.10%, 0.10%, 0.05% and 0.10% of the average daily net assets of DFA Global Allocation, DFA World Equity, Franklin Templeton Founding Strategy and Oppenheimer Active Allocation, respectively.

NOTE 4 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2012, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales
DFA Global Allocation	$1,652,906	$1,174,786
DFA World Equity	7,587,662	24,110,954
Franklin Templeton Founding Strategy	86,958,660	157,354,895
Oppenheimer Active Allocation	39,469,270	46,052,415

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a Shareholder Service Plan (the “Agreement”) for the Class S shares of the Portfolios. The Agreement compensates IID for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S. Under the Agreement, the Portfolios make payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S.

Class ADV has a Rule 12b-1 Shareholder Service and Distribution Plan. Class ADV shares pay a shareholder service fee of 0.25% and a distribution fee of 0.50% of each Portfolio’s (except Oppenheimer Active Allocation) average daily net assets attributable to Class ADV shares. For DFA Global Allocation, DFA World Equity and Franklin Templeton Founding Strategy, IID has contractually agreed to waive a portion of the distribution fee equal to 0.15% of each Portfolio’s average daily net assets attributable to the distribution fee paid by Class ADV shares, so that the actual fee paid by Class ADV shares is an annual rate of 0.35%. There is no guarantee that the waiver will continue.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2012, the following indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING National Trust	DFA Global Allocation	24.85%

ING USA Annuity and Life Insurance Company	DFA Global Allocation	69.66
	DFA World Equity	95.95
	Franklin Templeton Founding Strategy	97.46
	Oppenheimer Active Allocation	96.66

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Portfolios. Therefore, because certain Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other.

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by DSL and ING Investments until distribution in accordance with the Plan.

NOTE 7 — LINE OF CREDIT

DFA Global Allocation and DFA World Equity, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 7 — LINE OF CREDIT (continued)

The Portfolios utilized the line of credit during the year ended December 31, 2012 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
DFA World Equity	1	$1,440,000	1.17%

NOTE 8 — OTHER ACCRUED EXPENSES & LIABILITIES

At December 31, 2012, the following Portfolios had the below payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Portfolio	Accrued Expenses	Amount
DFA Global Allocation	Postage	$24,813
	Shareholder Reporting	2,432
Oppenheimer Active Allocation	Postage	19,902
	Professional	18,927
	Miscellaneous	33,738

NOTE 9 —  EXPENSE LIMITATION AGREEMENTS

DSL and ING Investments have agreed to limit expenses, excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I	Class S
DFA Global Allocation	1.05%	0.45%	0.70%
DFA World Equity(2)	1.05%	0.45%	0.70%
Franklin Templeton Founding Strategy(3)	0.74%	0.14%	0.39%
Oppenheimer Active Allocation	N/A	N/A	0.70%

(1)	The operating expense limits apply only at each Portfolio level and do not include fees payable by the underlying investment companies in which each Portfolio invests.
(2)	For DFA World Equity, pursuant to a side letter, the total expense limits including the underlying investment companies are 1.21%, 0.61% and 0.86% for Class ADV, Class I, and Class S shares respectively. Amounts waived pursuant to this side letter are not eligible for recoupment.
(3)	For Franklin Templeton Founding Strategy, the total expense limits including the underlying investment companies are 1.50%, 0.90% and 1.15% for Class ADV, Class I and Class S shares, respectively.

Except as otherwise noted above, the Investment Advisers may at a later date recoup from each Portfolio management fees waived and other expenses assumed by the Investment Advisers during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Advisers of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for the Portfolios. Outstanding reimbursement balances due to the Portfolios, if any, under its respective expense limitation agreements are reflected in Reimbursement Due from Investment Advisers on the accompanying Statements of Assets and Liabilities.

The expense limitation agreements are contractual and shall renew automatically for one-year terms unless DSL or ING Investments provide written termination of the expense limitation agreements within 90 days of the end of the then current term.

As of December 31, 2012, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Advisers and the related expiration dates are as follows:

	December 31,
	2013	2014	2015	Total
DFA Global Allocation	$75,026	$19,240	$1,547	$95,813
Oppenheimer Active Allocation	21,105	12,050	—	33,155

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NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
DFA Global Allocation
Class ADV
12/31/2012	102,860	—	3,506	(80,663)	25,703	1,066,351	—	37,658	(851,758)	252,251
12/31/2011	134,677	—	4,229	(1,801,088)	(1,662,182)	1,410,768	—	41,455	(17,733,065)	(16,280,842)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions		Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#		#	#	($)	($)	($)	($)	($)
Class I
12/31/2012	44,497	—	1,120		(19,119)	26,498	464,156	—	11,888	(199,190)	276,854
12/31/2011	95,995	—	1,114		(109,867)	(12,758)	987,209	—	10,735	(1,134,458)	(136,514)
Class S
12/31/2012	—	—	—	*	—	—	—	—	—	—	—
12/31/2011	—	—	—	*	(6)	(6)	—	—	—	(58)	(58)
DFA World Equity
Class ADV
12/31/2012	79,539	—	5,492		(44,378)	40,653	644,781	—	42,286	(362,117)	324,950
12/31/2011	198,779	—	5,493		(55,924)	148,348	1,716,254	—	47,132	(446,155)	1,317,231
Class I
12/31/2012	96,592	—	4,482		(28,037)	73,037	807,551	—	35,135	(233,761)	608,925
12/31/2011	94,142	—	3,196		(30,294)	67,044	800,714	—	27,872	(251,230)	577,356
Class S
12/31/2012	849,238	—	435,940		(3,566,654)	(2,281,476)	7,050,138	—	3,417,767	(29,441,438)	(18,973,533)
12/31/2011	2,310,047	—	521,294		(8,160,731)	(5,329,390)	19,627,480	—	4,540,471	(68,395,970)	(44,228,019)
Franklin Templeton Founding Strategy
Class ADV
12/31/2012	127,548	—	21,633		(101,642)	47,539	1,081,145	—	174,794	(863,497)	392,442
12/31/2011	268,011	—	11,354		(60,331)	219,034	2,253,371	—	96,283	(488,380)	1,861,274
Class I
12/31/2012	119,927	—	7,974		(117,801)	10,100	1,030,810	—	65,542	(1,016,066)	80,286
12/31/2011	179,207	—	8,202		(213,045)	(25,636)	1,572,269	—	70,624	(1,751,605)	(108,712)
Class S
12/31/2012	975,987	—	3,489,944		(11,876,828)	(7,410,897)	8,228,010	—	28,582,639	(102,069,128)	(65,258,479)
12/31/2011	1,391,691	—	2,239,459		(13,743,197)	(10,112,047)	11,916,565	—	19,214,557	(114,606,569)	(83,475,447)
Oppenheimer Active Allocation
Class S
12/31/2012	368,974	—	130,850		(1,069,794)	(569,970)	4,007,510	—	1,395,240	(11,571,242)	(6,168,492)
12/31/2011	1,620,928	—	3,676		(2,230,467)	(605,863)	17,553,262	—	40,689	(23,990,155)	(6,396,204)

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2012:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
DFA Global Allocation	$(2,629)	$8,733	$(6,104)
DFA World Equity	—	15,992	(15,992)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011
	Ordinary Income	Ordinary Income	Long-term Capital Gains
DFA Global Allocation	$156,064	$125,812	$100,766
DFA World Equity	3,495,188	4,615,475	—
Franklin Templeton Founding Strategy	28,822,975	19,381,464	—
Oppenheimer Active Allocation	1,395,240	26,771	13,918

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2012 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
DFA Global Allocation	$—	$—	$776,928	$(3,123)	Short-term	None
				(269,289)	Long-term	None

				$(272,412)

DFA World Equity	3,535,379	—	13,328,315	(36,891,533)	Short-term	2016
Franklin Templeton Founding Strategy	23,186,054	—	13,385,043	(18,260,768)	Short-term	2017
				(22,486,704)	Short-term	2018
				(27,921,934)	Long-term	None

				$(68,669,406)

Oppenheimer Active Allocation	130,811	238,828	9,155,031	—	—	—

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of December 31, 2012, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Portfolios and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

The Portfolios are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser or Sub-Adviser. There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Foreign Investments and/or Developing and Emerging Markets. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards

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NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS (continued)

or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

NOTE 13 — RESTRUCTURING PLAN

The Investment Advisers, the Administrator and the Distributor are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of December 31, 2012 ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S. by the end of 2013. In November 2012, ING Groep announced that the European Commission agreed to an amendment to the Restructuring Plan which will extend the time for the completion of the divestiture. Under the terms of the amendment, at least 25% of ING U.S. has to be divested by the end of 2013, more than 50% has to be divested by the end of 2014, with the remaining interest divested by the end of 2016. It is anticipated that an initial public offering of a portion of the ING U.S. common stock will be conducted in 2013 as part of the Restructuring Plan. ING Groep has announced that the base case for divesting ING U.S. is an initial public offering of ING U.S. common stock, in which ING Groep anticipates selling a portion of its ownership interest in ING U.S. and thereafter divesting its remaining ownership interest over time. While the base case is an initial public offering, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The investment advisory agreement for the Portfolios provides that it will terminate automatically in the event of its assignment, which would occur upon a transfer of a controlling block of the shares of the Investment Adviser. The Restructuring Plan may result in a need to obtain further Board and shareholder approval of new advisory agreements.

The Restructuring Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Investment Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. Completion of the Restructuring Plan is expected to result in the Investment Advisers’ loss of access to the resources of ING Groep, which could adversely affect its business. Currently, the Investment Advisers do not anticipate that the Restructuring Plan will have an adverse impact on their operations or the operations of the Portfolios.

During the time that ING Groep retains a controlling interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep and its subsidiaries, including ING U.S. and the Investment Advisers, by U.S., European and other authorities, may negatively affect ING U.S. and the Investment Advisers. For example, restrictions on activities of entities controlled by ING Groep, including ING U.S. and the Investment Advisers, could be imposed under U.S., European or other laws or regulations, as a result of activities engaged in by ING Groep and its subsidiaries over which ING U.S. and the Investment Adviser have no control.

NOTE 14 — SUBSEQUENT EVENTS

It is anticipated that one or more of the transactions contemplated by the Restructuring Plan may be deemed to be a change of control, resulting in the automatic terminations of the existing investment advisory and sub-advisory agreements for the Portfolios. At a meeting held on January 10, 2013, the Board approved new advisory and sub-advisory agreements (if applicable) for the Portfolios that will take effect upon shareholder approval or the close of the IPO, whichever is later. Information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable) will be disclosed in the Portfolios’ semi-annual shareholder report to

28

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 14 — SUBSEQUENT EVENTS (continued)

be dated June 30, 2013. A proxy statement, including disclosures regarding the Board’s considerations, is expected to be sent to shareholders of the Portfolios included in this report, as well as shareholders of other ING Funds, seeking approval of the new investment advisory and sub-advisory agreements (if applicable).

At a meeting of the Board on January 10, 2013, the Board nominated 13 individuals (collectively, the “Nominees”) for election as Trustees of the Trust. The Nominees include Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler, Roger B. Vincent and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Albert E. DePrince Jr., Russell H. Jones, Martin J. Gavin, and Joseph E. Obermeyer, each of whom is not currently a member of the Board, but who serve as a director or trustee to other investment companies in the ING Fund complex. These nominations are, in part, the result of an effort on the part of the Board, another board in the ING Fund complex, and the Investment Advisers to the Portfolios to consolidate the membership of the boards so that the same members serve on each board in the ING Fund complex. A proxy statement is expected to be sent to shareholders of the

Portfolios included in this report, as well as shareholders of other ING Funds, seeking approval of the same Nominees. If these proposals were all approved by shareholders, the result would be that all ING Funds would be governed by a board made up of the same individuals.

On November 29, 2012, the Board of Trustees of Oppenheimer Active Allocation approved a proposal to reorganize the Portfolio with and into ING T. Rowe Price Capital Appreciation Portfolio, which is not included in this report. The proposed reorganization is subject to approval by shareholders of the Portfolio at a shareholder meeting scheduled to be held on or about February 27, 2013. The Portfolio will notify its shareholders if shareholder approval of the proposed reorganization is not obtained. If shareholder approval of the proposed reorganization is obtained, it is expected that the reorganization will take place on or about March 23, 2013.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

29

ING DFA GLOBAL ALLOCATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

MUTUAL FUNDS: 100.1%
31,735		DFA Emerging Markets Core Equity Portfolio	$647,393	5.5
41,304		DFA International Real Estate Securities Portfolio	213,541	1.8
65,044		DFA International Vector Equity Portfolio	641,329	5.4
85,104		DFA Large Cap International Portfolio	1,637,397	13.8
173,806		DFA Selectively Hedged Global Fixed Income Portfolio	1,779,778	15.0
75,401		DFA U.S. Core Equity 1 Portfolio	931,204	7.8
101,865		DFA U.S. Large Company Portfolio	1,142,921	9.6
15,902		DFA U.S. Small Cap Portfolio	360,501	3.0
163,113	@	VA Global Bond Portfolio	1,776,302	15.0
34,997	@	VA International Small Portfolio	356,969	3.0
44,797	@	VA International Value Portfolio	498,145	4.2
116,098	@	VA Short-Term Fixed Portfolio	1,184,201	10.0
20,883	@	VA U.S. Large Value Portfolio	358,151	3.0
27,539	@	VA U.S. Targeted Value Portfolio	359,931	3.0
		Total Mutual Funds (Cost $11,082,210)	11,887,763	100.1

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.3%
	Mutual Funds: 0.3%
40,242	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $40,242)	$40,242	0.3
	Total Short-Term Investments (Cost $40,242)	40,242	0.3

	Total Investments in Securities (Cost $11,122,452)	$11,928,005	100.4
	Liabilities in Excess of Other Assets	(46,820)	(0.4)

	Net Assets	$11,881,185	100.0

@	Non-income producing security

Cost for federal income tax purposes is $11,151,076.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$829,247
Gross Unrealized Depreciation	(52,318)

Net Unrealized Appreciation	$776,929

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2012
Asset Table
Investments, at fair value
Mutual Funds	$11,887,763	$—	$—	$11,887,763
Short-Term Investments	40,242	—	—	40,242

Total Investments, at fair value	$11,928,005	$—	$—	$11,928,005

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended December 31, 2012.

See Accompanying Notes to Financial Statements

30

ING DFA WORLD EQUITY PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

MUTUAL FUNDS: 100.6%
753,851		DFA Emerging Markets Core Equity Portfolio	$15,378,550	9.2
983,162		DFA International Real Estate Securities Portfolio	5,082,946	3.0
1,538,695		DFA International Vector Equity Portfolio	15,171,536	9.1
2,016,912		DFA Large Cap International Portfolio	38,805,386	23.2
1,752,248		DFA U.S. Core Equity 1 Portfolio	21,640,258	12.9
2,363,382		DFA U.S. Large Company Portfolio	26,517,145	15.9
371,390		DFA U.S. Small Cap Portfolio	8,419,417	5.0
842,631	@	VA International Small Portfolio	8,594,838	5.1
1,080,261	@	VA International Value Portfolio	12,012,505	7.2
486,529	@	VA U.S. Large Value Portfolio	8,343,966	5.0
643,100	@	VA U.S. Targeted Value Portfolio	8,405,311	5.0
		Total Mutual Funds (Cost $154,387,489)	168,371,858	100.6

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.1%
	Mutual Funds: 0.1%
195,155	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $195,155)	$195,155	0.1
	Total Short-Term Investments (Cost $195,155)	195,155	0.1

	Total Investments in Securities (Cost $154,582,644)	$168,567,013	100.7
	Liabilities in Excess of Other Assets	(1,194,176)	(0.7)

	Net Assets	$167,372,837	100.0

@	Non-income producing security
Cost for federal income tax purposes is $155,238,673.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$14,360,288
Gross Unrealized Depreciation	(1,031,948)

Net Unrealized Appreciation	$13,328,340

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2012
Asset Table
Investments, at fair value
Mutual Funds	$168,371,858	$—	$—	$168,371,858
Short-Term Investments	195,155	—	—	195,155

Total Investments, at fair value	$168,567,013	$—	$—	$168,567,013

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended December 31, 2012.

See Accompanying Notes to Financial Statements

31

ING FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares		Value	Percentage of Net Assets

Affiliated Investment Companies: 100.0%
25,271,658	ING Franklin Income Portfolio - Class I	$262,319,807	33.2
30,284,640	ING Franklin Mutual Shares Portfolio - Class I	261,962,136	33.2
21,259,679	ING Templeton Global Growth Portfolio - Class I	264,895,600	33.6
	Total Investments in Affiliated Investment Companies (Cost $666,645,634)	$789,177,543	100.0

	Liabilities in Excess of Other Assets	(283,814)	—

	Net Assets	$788,893,729	100.0

Cost for federal income tax purposes is $775,792,500.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$13,385,043
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$13,385,043

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Affiliated Investment Companies	$789,177,543	$—	$—	$789,177,543

Total Investments, at fair value	$789,177,543	$—	$—	$789,177,543

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended December 31, 2012.

See Accompanying Notes to Financial Statements

32

ING OPPENHEIMER ACTIVE ALLOCATION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

MUTUAL FUNDS: 98.0%
174,486	@	Oppenheimer Capital Appreciation Fund/VA	$7,862,321	15.4
337,600	@	Oppenheimer Commodity Strategy Total Return Fund	1,114,081	2.2
671,801	@	Oppenheimer Core Bond Fund/VA	5,549,073	10.9
63,035		Oppenheimer Developing Markets Fund	2,198,665	4.3
10,274	@	Oppenheimer Discovery Fund	649,003	1.3
9,168	@	Oppenheimer Gold & Special Minerals Fund	287,611	0.6
465,828		Oppenheimer International Bond Fund	3,065,149	6.0
211,660		Oppenheimer International Growth Fund	6,500,084	12.8
22,274		Oppenheimer International Small Company Fund	500,040	1.0
310,808		Oppenheimer Limited-Term Government Fund	2,899,839	5.7
130,413	@	Oppenheimer Main Street Small Cap Fund/VA	2,626,521	5.2
44,744	@	Oppenheimer Master Event-Linked Bond Fund	552,185	1.1
68,284	@	Oppenheimer Master Inflation Protected Securities Fund	835,849	1.6
180,206		Oppenheimer Quest International Value Fund	2,758,950	5.4

Shares		Value	Percentage of Net Assets

MUTUAL FUNDS: (continued)
30,664	Oppenheimer Real Estate Fund	$705,573	1.4
55,827	Oppenheimer Rising Dividend Fund	993,170	1.9
51,319	Oppenheimer U.S. Government Trust	492,662	1.0
439,346	Oppenheimer Value Fund	10,289,492	20.2
	Total Mutual Funds (Cost $39,007,689)	49,880,268	98.0

SHORT-TERM INVESTMENTS: 2.3%
	Mutual Fund: 2.3%
1,154,274	Oppenheimer Institutional Money Market Fund (Cost $1,154,274)	1,154,274	2.3
	Total Short-Term Investments (Cost $1,154,274)	1,154,274	2.3

	Total Investments in Securities (Cost $40,161,963)	$51,034,542	100.3
	Liabilities in Excess of Other Assets	(162,387)	(0.3)

	Net Assets	$50,872,155	100.0

@	Non-income producing security
Cost for federal income tax purposes is $41,879,511.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$10,929,265
Gross Unrealized Depreciation	(1,774,234)

Net Unrealized Appreciation	$9,155,031

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2012
Asset Table
Investments, at fair value
Mutual Funds	$49,880,268	$—	$—	$49,880,268
Short-Term Investments	1,154,274	—	—	1,154,274

Total Investments, at fair value	$51,034,542	$—	$—	$51,034,542

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the year ended December 31, 2012.

See Accompanying Notes to Financial Statements

33

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2012 were as follows:

Portfolio Name	Type	Per Share Amount

ING DFA Global Allocation Portfolio
Class ADV	NII	$0.1383
Class I	NII	$0.2005
Class S	NII	$0.1750

ING DFA World Equity Portfolio
Class ADV	NII	$0.1642
Class I	NII	$0.2041
Class S	NII	$0.1782

ING Franklin Templeton Founding Strategy Portfolio
Class ADV	NII	$0.3069
Class I	NII	$0.3465
Class S	NII	$0.3231

ING Oppenheimer Active Allocation Portfolio
Class S	NII	$0.2895
Class S	STCG	$0.0111

NII - Net investment income

STCG - Short-term capital gain

Of the ordinary distributions made during the year ended December 31, 2012, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING DFA Global Allocation Portfolio	31.86%
ING DFA World Equity Portfolio	32.10%
ING Franklin Templeton Founding Strategy Portfolio	39.77%
ING Oppenheimer Active Allocation Portfolio	30.53%

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2012:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
ING Franklin Templeton Founding Strategy Portfolio	$283,774	$0.0032	16.26%

*	None of the Portfolio’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

34

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”).The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Trustee	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	147	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	January 2005 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	147	None.

Patricia W. Chadwick(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	147	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund, (35 funds) (December 2009 - Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	November 2007 - Present	Retired.	147	First Marblehead Corporation (September 2003 - Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 1997 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	147	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	147	Assured Guaranty Ltd. (April 2004 - Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	147	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Chairperson/Trustee	January 1994 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	147	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

35

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustees who are “Interested Persons”:

Robert W. Crispin(4) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007 - Present	Retired.	147	Intact Financial Corporation (December 2004 - Present) and PFM Group (November 2010 - Present).

Shaun P. Mathews(4) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	182	ING Capital Corporation, LLC (December 2005 - Present).

(1)	Subject to the Board’s retirement policy, Trustees serve until their successors are duly elected and qualified. The Board’s retirement policy states that each duly elected or appointed Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, as amended (“Independent Trustees”), shall retire from service as a Trustee at the close of business on December 31 of the calendar year in which the Trustee reaches the age of 73. A majority vote of the Board may extend the retirement date of a Trustee if such retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.
(2)	Except for Mr. Mathews and for the purposes of this table “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Short Duration High Income Fund; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of January 31, 2013.
(3)	In 2010 and 2011, Patricia Chadwick received approximately $295,000 and $415,000, respectively, from a consulting firm that was engaged by a law firm representing JPMorgan Chase Bank, N.A. The compensation was for her services as an expert in a class action regarding JPMorgan Chase Bank, N.A.’s securities lending activities. JPMorgan Chase Bank, N.A. is an affiliate of JP Morgan Investment Management, Inc., a sub-adviser to ING JPMorgan Emerging Markets Equity Portfolio and ING JPMorgan Small Cap Core Equity Portfolio. ING JPMorgan Emerging Markets Equity Portfolio and ING JPMorgan Small Cap Core Equity Portfolio are series of the ING Investors Trust registrant.
(4)	Messrs. Crispin and Matthews are deemed “Interested Persons” of the Trust because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

36

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	March 2003 - Present	Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012 - Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	March 2003 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012 - Present	Senior Vice President, ING Investments, LLC (February 2012- Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006 - Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2012 - Present	Senior Vice President - Fund Compliance, ING Funds Services, LLC (June 2012 - Present). Formerly, Vice President - Platform Product Management & Project Management, ING Investments, LLC (April 2007 - June 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	November 1999 - Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present). Formerly, Treasurer, ING Funds (November 1999 - February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

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TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	February 2003 - Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Vice President	September 2012 - Present	Vice President, ING Funds Services, LLC (July 2007 - Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	September 2012 - Present	Vice President, ING Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, ING Funds Services, LLC (March 2003 - March 2012).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006 - Present	Vice President - Platform Product Management & Project Management, ING Investments, LLC (July 2012 - Present); Vice President, ING Investment Management - ING Funds (March 2010 - Present) and Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 - March 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010- Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 29, 2012, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC or Directed Services LLC, as applicable (together, the “Adviser”) and the Portfolios and the sub-advisory contracts (“Sub-Advisory Contracts”) with the sub-adviser to each Portfolio (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

The Independent Trustees also held separate meetings on October 24 and November 27, 2012 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 29, 2012 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for each of the ING Funds under its jurisdiction, the Trustees considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2013. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Portfolios’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional or revised information from Management and address certain unique characteristics related to new or existing ING FUnds.

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The Board has established (among other committees) two Investment Review Committees (each, an “IRC”), which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the Contract Review Process, and each Portfolio is assigned to an IRC which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark, Lipper, Inc. (“Lipper”) and/or Morningstar, Inc. (“Morningstar”) category median.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts. The Independent Trustees review and update the 15(c) Methodology Guide annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Portfolios’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and selected peer group of investment companies (“Selected Peer Groups”)to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2013. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2013, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Trustees prior to the November 29, 2012 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolio’s) advisory contracts and sub-advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Trust’s Chief Investment Risk Officer; (10) for open-end Portfolios, information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

The Board also noted that ING Groep, N.V. the ultimate parent company of the Adviser and ING affiliated Sub-Advisers, had announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the Adviser, into an independent, standalone company by the end of 2016. The Board further noted that this separation may result in the Adviser’s loss of access to the services and resources of their current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control, the investment advisory and sub-advisory agreements for the Portfolios would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Portfolio. The Board also recognized that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Portfolios and the Adviser, including its ability prior to, during and after the separation to perform the same level of service to the Portfolios as the Adviser currently provides. In this regard, the Board noted that the Adviser did not currently anticipate that the separation would have a material adverse impact on the Portfolios or their operations and administration.

The ING Franklin Templeton Founding Strategy Portfolio is not sub-advised and invests in a combination of ING mutual funds (“Underlying Funds”) that are sub-advised by Franklin Advisors, Inc., Franklin Mutual Advisers, LLC or Templeton Global Advisors Limited (collectively, the “Franklin Templeton Advisers”) that, in turn, invest directly in a wide range of portfolio securities (such as stocks and bonds). The Board and/or K&L Gates received the following items with respect to the Franklin Templeton Advisers: (1) responses from the Franklin Templeton Advisers to a series of questions posed by K&L Gates on behalf of the Trustees; (2) copies of the Form ADV for each Franklin Templeton Adviser; (3) financial statements for each Franklin Templeton Adviser; and (4) other information relevant to the Board’s evaluations.

Class I shares of the ING Franklin Templeton Founding Strategy Portfolio, ING DFA World Equity Portfolio and ING DFA Global Allocation Portfolio, and Class S shares with respect to ING Oppenheimer Active Allocation

Portfolio, were used for purposes of certain comparisons between a Portfolio and its Selected Peer Group. These share classes generally were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. It should be noted that the performance of the ING Franklin Templeton Founding Strategy Portfolio primarily reflects the performance of the Underlying Funds in which it invests. Mutual funds chosen for inclusion in a Portfolio’s Selected Peer Group were selected based upon criteria designed to represent the Portfolio’s share class being compared to the funds in the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program and performance of the Sub-Advisers under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Advisers provide to the applicable Portfolios and the Sub-Advisers’ compliance with applicable laws and regulations. The Board noted that to assist in the selection and monitoring of the Sub-Advisers, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MRSG”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Advisers and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Advisers and the Portfolios that they manage. The Board recognized that the MRSG also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that the MRSG prepares periodic due diligence reports regarding the Sub-Advisers based on on-site visits and information and analysis which, team members use to attempt to gain and maintain an in-depth understanding of each Sub-Adviser’s investment process and to try to identify issues that may be relevant to each Sub-Adviser’s services to a Portfolio and/or its performance. The Board also noted that the MRSG provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that the Adviser and Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the

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IRCs to assist them with their assessment of the investment performance of the Portfolios on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the ING Fund complex.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a Portfolio in the ING Fund complex. The Board noted that, for new non-ING-affiliated sub-advisers, the MSRG is responsible for: identifying qualified candidates; analyzing their investment process, personnel and resources; conducting due diligence on the candidates; and selecting the firm to propose as a new sub-adviser, as well as preparing written materials and reports to the Committees and the Board as part of the process of approving any new sub-adviser for a Portfolio.

The Board also considered that in the course of monitoring performance of the Sub-Advisers, the MRSG has developed, based on guidance from the IRCs, a methodology for comparing performance of each Portfolio to the Portfolio’s Morningstar category median, Lipper category median, and/or primary benchmark. The Board also recognized that the MRSG provides the IRCs with regular updates on the Portfolios and alerts the IRCs to potential issues as they arise. The Board noted that another service provided by the MSRG is the preparation of the Fund Dispersion Report. This report seeks to monitor any dispersion between Portfolios managed by non-ING-affiliated Sub-Advisers and their similarly managed retail counterparts and again assists the Board in carrying out its general oversight duties. The Board also noted that the Adviser regularly monitors performance, personnel, compliance and a myriad of other issues that may arise on a day-to-day basis with regards to the Sub-Advisers and noted that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board noted that the Portfolios also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of the MRSG.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios’ performance.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service

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provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Fund complex) by the Adviser and Sub-Advisers, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and each Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of each Portfolio’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and each Sub-Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, and/or primary benchmark. The FACT sheet performance data was as of June 30, 2012. In addition, the Board also considered at its November 29, 2012 meeting certain additional data regarding performance and Portfolio asset levels as of September 30 and October 31, 2012. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board considered whether economies of scale likely will be realized by the Adviser and Sub-Advisers as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. The Board also considered that some of the Portfolios that do not have advisory fee breakpoints do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Portfolios’ investment performance based on its investments in Underlying Funds.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Advisers to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. For non-ING-affiliated Sub-Advisers, the Board did not view this information as being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Adviser and non-ING-affiliated Sub-Advisers with respect to sub-advisory fee rates. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual advisory fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Advisers and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser and the fees payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Adviser because the Board did not view this data as imperative to its deliberations, given the arm’s-length nature of the relationship between the Adviser and these non-ING-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee rates. In this regard, the Board also noted that the Adviser (and not a Portfolio) pays the sub-advisory fees earned by a non-ING-affiliated Sub-Adviser. In addition, the Board noted that certain of the Portfolios’ Sub-Advisers traditionally have not accounted for their profits on an account-by-account basis and those that do likely employ different methodologies in connection with those calculations.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fee rates of the Adviser and Sub-Advisers primarily on the factors described for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Portfolios. These remedial actions have included, among others: reductions in effective fee rates through expense limitation or fee waiver arrangements or through contractual fee rate revisions, such as the addition of fee schedule breakpoints at higher asset levels; changes in Sub-Advisers portfolio managers; and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 29, 2012 meeting in relation to renewing each Portfolio’s current Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING DFA Global Allocation Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING DFA Global Allocation Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter and one-year periods, and equaled its performance for the year-to-date period; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date period, and the fourth quintile for the most recent calendar quarter and one-year periods.

In analyzing this performance data, the Board took into account: (1) that the Portfolio commenced operations in April 2010, and therefore had a limited operating history for the purpose of analyzing its performance; (2) Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance; and (3) Management’s confidence in the Sub-Adviser’s capability in executing the Portfolio’s investment mandate.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and below the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Portfolio commenced operations in April 2010, and therefore had a limited operating history for the purpose of analyzing its performance, it is reasonable to permit the Portfolio time to establish longer performance record for the purpose of evaluating investment performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING DFA World Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING DFA World Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for the year-to-date and three-year periods, but underperformed for the most recent calendar quarter and one-year periods; (2) the Portfolio outperformed its primary benchmark for the year-to-date and three-year periods, but underperformed for the most recent calendar quarter and one-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the third quintile for the most recent calendar quarter and year-to-date periods, and the fourth quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

45

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Franklin Templeton Founding Strategy Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Franklin Templeton Founding Strategy Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date and five-year periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, the third quintile for the year-to-date, one-year, and three-year periods, and the fourth quintile for the five-year period.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Oppenheimer Active Allocation Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Oppenheimer Active Allocation Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the three-year period, and the fifth (lowest) quintile for the most recent calendar quarter, year-to-date, and one-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the negative effect that asset allocation, sector weightings and stock selection had on the Portfolio’s performance; (2) that Management, at the Board’s request, would present to the Board a plan to address the Portfolio’s investment performance; and (3) that Management would continue to monitor, and the Board or its IRC would periodically review, the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

46

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance, such performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

47

Investment Advisers

Directed Services LLC

1475 Dunwoody Drive

West Chester, Pennsylvania 19380

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UIITF0F1AIS	(1212-022013)

Annual Report

December 31, 2012

ING Investors Trust

■	ING American Funds Asset Allocation Portfolio
■	ING American Funds Global Growth and Income Portfolio
■	ING American Funds International Growth and Income Portfolio
■	ING American Funds International Portfolio
■	ING American Funds World Allocation Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Examples	10
Report of Independent Registered Public Accounting Firm	11
Statements of Assets and Liabilities	12
Statements of Operations	14
Statements of Changes in Net Assets	16
Financial Highlights	19
Notes to Financial Statements	21
Portfolios of Investments	30
Tax Information	35
Trustee and Officer Information	36
Shareholder Meeting Information	40
Advisory Contract Approval Discussion	41

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

[THIS PAGE INTENTIONALLY LEFT BLANK]

PRESIDENT’S LETTER

Looking Forward

Dear Shareholder,

Normally I end my letters by exhorting clients to keep their portfolios focused on long-term goals and well diversified in terms of assets and geography, and to discuss thoroughly any proposed investment changes with their financial advisors before taking action. This month, the reminders are up front to emphasize their importance as we conclude an eventful year and take a look forward.

A central theme over the past few years has been the impact government and central bank policymaking has had on economic and market outcomes. Private-sector forces, which tend to restore equilibrium in normal times, have not done enough to allow policymakers to scale back their involvement. An important reason for this is that the framework within which private-sector decisions are made requires substantial overhaul; economic and monetary ties in the euro zone need to be strengthened, the U.S. must make some difficult fiscal decisions and the success of a number of economies depends on the introduction of structural reforms.

Since the world economy is still sluggish, supportive public policies will remain critical in 2013 and beyond. However, what might we anticipate over the long term? For insight into this question, I turned to a recent report published by the National Intelligence Council — a U.S. government agency that serves as a bridge between the U.S. intelligence and policy communities — entitled “Global Trends 2030: Alternative Worlds.” The report identifies four “megatrends” that the Council considers likely to emerge over the next 20 years or so. Among these are two that potentially carry implications for future investment themes. Individual empowerment will accelerate owing to growth of the global middle class, says the Council, potentially leading to a virtuous cycle of global economic expansion and creating dynamic markets for new products and technologies. Meanwhile, emerging nations will wield greater regional influence, and the health of the global economy increasingly will be linked to how well the developing world fares. This suggests that a portfolio of securities that provide exposure to developed and emerging market economies — such as ING Funds seeks to provide — may offer attractive potential for some time to come.

It’s important to remember that these are projections and subject to change, but they point to the value of keeping one’s portfolio well diversified to meet the challenges and take advantage of the opportunities that lie ahead.

All of us at ING Funds extend our best wishes for a happy and prosperous new year. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 4, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2012

In the early part of our fiscal year, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, enjoyed the best first quarter rally since 1998. But in the two months from early April the MSCI World IndexSM slumped 11% as, for the third consecutive year, the basis of earlier optimism was undermined by events. The recovery from there was dramatic and the MSCI World IndexSM ended up 15.71% for the whole year, despite slow, patchy improvement in economic data, and investors’ frustration at the futile efforts of global leaders to resolve key problems. It came because central banks, by their actions, made risky assets much more attractive. (The MSCI World IndexSM returned 15.83% for the one year ended December 31, 2012, measured in U.S. dollars.)

Much of the early upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. But the improvement faded fast: the three-month average of 245,000 new jobs reported in March slumped to only 94,000 in September, before rebounding less than one third of the way to 139,000 by December. The unemployment rate was still uncomfortably high at 7.7%.

By December, other economic data, from average hourly earnings growth to consumer confidence to retail sales were mostly inconclusive. Final third quarter gross domestic product (“GDP”) growth was revised up to 3.1%, but it didn’t feel like it and the next few quarters were expected to show growth at about half of this level.

The housing market however, seemed clearly to be on the mend. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 4.3% year-over-year gain, while new home sales in November were the highest since April 2010.

Also in the relative doldrums was China, responsible for much of global GDP growth in recent years. GDP increased by 7.4% in the third quarter of 2012 over the same quarter in 2011, the lowest rise in three years.

And yet despite the shortage of good news, the MSCI World IndexSM ended December 16% above the low point in early June. How could this be? One reason was a growing sense that the euro zone’s enduring sovereign debt crisis might at last be approaching the end-game. Another was a third round of quantitative easing launched by the Federal Reserve.

In the euro zone, amid ongoing protests against fiscal austerity, a €100 billion recapitalization bailout for Spain’s shaky banks was tortuously agreed upon in June. Attention returned to Greece in July where the continuation of the country’s bailout rested on the outcome of an examination by creditors of its parlous fiscal state. With prospects for the euro looking increasingly tenuous, European Central Bank (“ECB”) President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was “ready to do whatever it takes to preserve the euro.” Under certain conditions, the ECB would buy without limitation the 1-3 year bonds of a country in difficulties.

In September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing: an additional $40 billion of agency mortgage-backed securities would be purchased monthly. Then in December, “Operation Twist” was replaced by $45 billion in monthly Treasury purchases. Exceptionally low policy interest rates would remain at least until the unemployment rate fell to 6.5%.

So the year ended with central bankers sounding increasingly determined to underpin the euro and the prices of risky assets. This was enough to drive those prices higher despite dark political clouds. In Europe, inter-governmental squabbling dangerously held back agreement on Greece’s next bailout tranche until November 27. In the U.S., the newly-elected Congress looked rather like the old one, and an ominous year-end cocktail of deflationary tax increases and spending cuts was forestalled by an eleventh-hour agreement on tax increases alone which postponed an even bigger conflict on spending and the debt ceiling until March.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) of investment grade bonds rose 4.22% in 2012. The Barclays Capital U.S. Treasury Index, a sub-index of the BCAB, returned only 1.99% as risk appetite recovered. By contrast the Barclays Capital U.S. Corporate Investment Grade Bond Index, also a sub-index of the BCAB, rose 9.82%, while the Barclays Capital High-Yield Bond — 2% Issuer Constrained Composite Index (not part of the BCAB index) gained 15.78%.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 16.00% in the fiscal year. By sector, financials led the way with a return of 28.82%, followed by consumer discretionary with a return of 23.92%. No sector incurred a loss, but defensive utilities’ slim 1.29% gain reflected improved risk appetite. Operating earnings per share for S&P 500® companies set a new record in the second quarter of 2012, and barely slipped in the third.

In currency markets, the dollar fell 1.76% against the euro, which rebounded after Draghi’s July pronouncements, and 4.38% against the pound, which moved in sympathy with the euro, reflecting close trade ties. But the dollar gained 12.79% over the yen in 2012, as Japan’s parliamentary opposition won a landslide in December elections and promised unlimited monetary easing.

In international markets, the MSCI Japan® Index soared 21.57%, due mainly to the monetary stimulus referred to above. This was despite the effect on Japan’s export focused economy of the euro zone crisis, the slowdown in China and a return to recession. The MSCI Europe ex UK® Index rose 18.78% due to central bank initiatives, in the face of economic news that was unremittingly bad, also including a return to recession and record unemployment at 11.7%. The MSCI UK® Index added 10.19%, boosted by financials but held back by large, lagging energy and materials. The U.K. GDP grew 1% in the third quarter, but this was largely due to one-time statistical anomalies.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays Capital U.S. Treasury Index
An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

Citigroup Broad Investment-Grade (BIG) Bond Index	Represents a market capitalization-weighted index that includes U.S. Treasury, government-sponsored, mortgage and investment grade fixed-rate corporates with a maturity of one year or longer.
MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets.
MSCI All Country World IndexSM (ex U.S.)	A free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets, excluding the United States.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

3

ING AMERICAN FUNDS ASSET ALLOCATION PORTFOLIO

PORTFOLIO MANAGERS’ REPORT

ING American Funds Asset Allocation Portfolio (the “Portfolio”) seeks high total return (including income and capital gains) consistent with preservation of capital over the long term by investing all of its assets in the Class 1 Shares of the American Asset Allocation Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the American Asset Allocation Fund commentary of the Annual Report of the American Funds Insurance Series® on page 56.

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception April 28, 2008
ING American Funds Asset Allocation Portfolio	15.56%	3.40%
S&P 500® Index	16.00%	2.91	%(1)
Citigroup Broad Investment-Grade (BIG) Bond Index	4.23%	6.03	%(1)
Barclays Capital U.S. Aggregate Bond Index	4.21%	5.94	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds Asset Allocation Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from May 1, 2008.

4

ING AMERICAN FUNDS GLOBAL GROWTH
AND INCOME PORTFOLIO

PORTFOLIO MANAGERS’ REPORT

ING American Funds Global Growth and Income Portfolio (the “Portfolio”) seeks to provide you with long-term growth of capital while providing current income by investing all of its assets in the Class 1 Shares of the American Global Growth and Income Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the American Global Growth and Income Fund commentary of the Annual Report of the American Funds Insurance Series® on page 54.

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception December 15, 2010
ING American Funds Global Growth and Income Portfolio	16.80%	5.71%
MSCI All Country World IndexSM	16.13%	7.15	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds Global Growth and Income Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from December 1, 2010.

5

ING AMERICAN FUNDS INTERNATIONAL
GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGERS’ REPORT

ING American Funds International Growth and Income Portfolio (the “Portfolio”) seeks to provide you with long-term growth of capital while providing current income by investing all of its assets in the Class 1 Shares of the American International Growth and Income Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the American International Growth and Income Fund commentary of the Annual Report of the American Funds Insurance Series® on page 55.

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception December 15, 2010
ING American Funds International Growth and Income Portfolio	15.65%	2.64%
MSCI All Country World IndexSM (ex U.S.)	16.83%	4.09	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds International Growth and Income Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from December 1, 2010.

6

PORTFOLIO MANAGERS’ REPORT

ING AMERICAN FUNDS INTERNATIONAL PORTFOLIO

ING American Funds International Portfolio (the “Portfolio”) seeks to provide you with long-term growth of capital by investing all of its assets in the Class 2 Shares of the American International Fund, a series of American Funds Insurance Series®, a registered open-end investment company. Please refer to the American International Fund commentary of the Annual Report of the American Funds Insurance Series® on page 53.

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception September 2, 2003
ING American Funds International Portfolio	17.27%	(2.59)%	7.96%
MSCI All Country World IndexSM (ex U.S.)	16.83%	(2.89)%	8.63	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds International Portfolio against the index indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the indices is shown from September 1, 2003.

7

ING AMERICAN FUNDS WORLD ALLOCATION PORTFOLIO

PORTFOLIO MANAGERS’ REPORT

Target Allocations as of December 31, 2012
U.S. Large Cap	30%
Non-U.S./International	20%
Emerging Markets Equity	20%
Core Fixed Income	25%
High Yield Bonds	5%
Total	100%

As these are target allocations, the actual allocations
of each Portfolio’s assets may deviate from the
percentages shown. Although the Portfolios expect
to be fully invested at all times, they may maintain
liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.

ING American Funds World Allocation Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio invests in a combination of American Funds Insurance Series® Funds (“Underlying Funds”) according to target allocations determined by Directed Services LLC. The Portfolio is managed by Directed Services LLC, under the guidance of the Asset Allocation Committee.(1)

Performance: For the year ended December 31, 2012, the Portfolio’s shares provided a total return of 13.05% compared to the MSCI All Country World IndexSM (“MSCI ACWISM”), the Barclays Capital U.S. Aggregate Bond Index and a Composite Index consisting of 70% the MSCI ACWI and 30% the Barclays Capital U.S. Aggregate Bond Index, which returned 16.13%, 4.21% and 12.66%, respectively, for the same period.

Portfolio Specifics: The Portfolio’s target investment allocations to the broad equity and fixed Income asset classed remained unchanged at 70% and 30%, respectively, during the year ended December 31, 2012. However, the underlying allocations within the equity and fixed income assets classes were modified at the end of the June. Specifically, the target allocations to international equity, emerging markets equity, and high yield bonds increased, while the allocations to core fixed income and U.S. large cap equity decreased. Additionally, the allocation to global small cap equities was eliminated. Concurrent with the aforementioned allocation changes, the Portfolio added the American Funds Insurance Series Blue Chip Income and Growth Fund and American Funds Insurance Series International Growth and Income Fund and removed the American Funds Insurance Series Global Small Capitalization Fund.

The Portfolio benefited from the strong performance of four of its underlying funds — the American Funds Insurance Series® New World Fund, American Funds Insurance Series® International Fund, American Funds Insurance Series® Bond Fund and American Funds Insurance Series® Growth Fund outperformed their asset class benchmarks. In aggregate, these funds represented approximately 65% of the Portfolio’s assets as of December 31, 2012.

The American Funds Insurance Series® High-Income Bond Fund, which invests primarily in higher yielding and generally lower quality debt securities (also referred to as “high yield bonds”), was one of the Portfolio’s underlying funds that underperformed its asset class benchmark. However, the Portfolio’s exposure to high yield bonds helped its performance relative to the Composite Index referred to above. The American Funds Insurance Series® Global Small Capitalization Fund, American Funds Insurance Series® Blue Chip Growth and Income Fund, and American Funds Insurance Series® International Growth and Income Fund also trailed their respective asset class benchmarks during the period in 2012 when the Portfolio held them.

Current Strategy and Outlook: We remain cautiously optimistic about 2013. Global financial markets are currently indicating low levels of stress and turbulence, and we anticipate that monetary and fiscal policies will be more expansionary outside the United States than within going forward. With many central banks expected to keep stimulating their economies, we could see further equity gains in the year ahead.

(1)
The members of the Asset Allocation Committee are: Halvard Kvaale, CIMA, Paul Zemsky, Chief Investment Officer and CFA, and Heather Hackett, Vice President and CFA. Effective August 30, 2012, Halvard Kvaale was added as a committee member. Effective August 31, 2012, William Evans was removed as a committee member.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

PORTFOLIO MANAGERS’ REPORT

ING AMERICAN FUNDS WORLD ALLOCATION PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception September 29, 2008
ING American Funds World Allocation Portfolio	13.05%	6.28%
MSCI ACWISM	16.13%	5.73	%(1)
Barclays Capital U.S. Aggregate Bond Index	4.21%	6.87	%(1)
Composite Index	12.66%	6.59	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Funds World Allocation Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from October 1, 2008.

9

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Portfolio Return				Hypothetical (5% return before expenses)
Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012**	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012**
ING American Funds Asset Allocation Portfolio
$1,000.00	$1,074.10	1.04%	$5.42	$1,000.00	$1,019.91	1.04%	$5.28
ING American Funds Global Growth and Income Portfolio
$1,000.00	$1,109.00	1.47%	$7.79	$1,000.00	$1,017.75	1.47%	$7.46
ING American Funds International Growth and Income Portfolio
$1,000.00	$1,091.90	1.59%	$8.36	$1,000.00	$1,017.14	1.59%	$8.06
ING American Funds International Portfolio
$1,000.00	$1,126.20	1.32%	$7.05	$1,000.00	$1,018.50	1.32%	$6.70
ING American Funds World Allocation Portfolio*
$1,000.00	$1,072.00	0.71%	$3.70	$1,000.00	$1,021.57	0.71%	$3.61

*	Expense ratio does not include expense of underlying funds.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios, including the expenses of the master fund, multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING American Funds Asset Allocation Portfolio, ING American Funds Global Growth and Income Portfolio, ING American Funds International Growth and Income Portfolio, ING American Funds International Portfolio, and ING American Funds World Allocation Portfolio, each a series of ING Investors Trust, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the transfer agent of the master fund and underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING American Funds Asset Allocation Portfolio, ING American Funds Global Growth and Income Portfolio, ING American Funds International Growth and Income Portfolio, ING American Funds International Portfolio, and ING American Funds World Allocation Portfolio as of December 31, 2012, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 20, 2013

11

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING American Funds Asset Allocation Portfolio	ING American Funds Global Growth and Income Portfolio	ING American Funds International Growth and Income Portfolio
ASSETS:
Investments in master fund at fair value*(1)	$404,121,567	$14,881,236	$11,122,540
Cash	661	53,879	43,872
Receivables:
Investment in master fund sold	590,303	—	6,260
Fund shares sold	—	95,122	—
Prepaid expenses	3,341	102	72
Reimbursement due from manager	—	638	1,587
Total assets	404,715,872	15,030,977	11,174,331

LIABILITIES:
Payable for investments in master fund purchased	—	95,107	—
Payable for fund shares redeemed	590,303	15	6,260
Payable for administrative fees	—	610	440
Payable for distribution and shareholder service fees	238,345	8,539	6,167
Payable for trustee fees	1,916	53	37
Other accrued expenses and liabilities	29,533	8,705	13,280
Total liabilities	860,097	113,029	26,184
NET ASSETS	$403,855,775	$14,917,948	$11,148,147

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$295,226,452	$13,946,221	$10,838,695
Undistributed net investment income	5,632,896	274,917	190,999
Accumulated net realized loss	(4,452,555)	(251,151)	(238,527)
Net unrealized appreciation	107,448,982	947,961	356,980
NET ASSETS	$403,855,775	$14,917,948	$11,148,147

*Cost of investments in master fund at value	$296,672,585	$13,933,275	$10,765,560

Net assets	$403,855,775	$14,917,948	$11,148,147
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	36,921,060	1,354,465	1,079,724
Net asset value and redemption price per share	$10.94	$11.01	$10.32

____________________
(1) The master funds for the ING American Funds Asset Allocation, ING American Funds Global Growth and Income, ING American Funds International Growth and Income, and ING American Funds International are the Class 1 shares of American Funds Asset Allocation, American Funds Global Growth and Income, and American Funds International Growth and Income and Class 2 shares of American Funds International, respectively. These financial statements should be read in conjunction with the master American Funds’ financial statements.

See Accompanying Notes to Financial Statements

12

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING American Funds International Portfolio	ING American Funds World Allocation Portfolio
ASSETS:
Investments in master fund at fair value*(1)	$1,044,743,792	$—
Investments in underlying funds at fair value**	—	188,120,580
Cash	43,088	78
Receivables:
Investment in master fund sold	7,066,402	—
Investment in underlying funds sold	—	214,557
Fund shares sold	—	11
Prepaid expenses	9,729	1,603
Reimbursement due from manager	—	89,216
Total assets	1,051,863,011	188,426,045

LIABILITIES:
Payable for fund shares redeemed	7,066,402	214,568
Payable for investment management fees	—	15,821
Payable for administrative fees	—	15,821
Payable for distribution and shareholder service fees	440,882	94,920
Payable for trustee fees	5,185	940
Other accrued expenses and liabilities	125,448	35,924
Total liabilities	7,637,917	377,994
NET ASSETS	$1,044,225,094	$188,048,051

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,205,287,316	$175,231,052
Undistributed net investment income	9,449,493	2,966,530
Accumulated net realized gain (loss)	(68,136,181)	1,321,010
Net unrealized appreciation (depreciation)	(102,375,534)	8,529,459
NET ASSETS	$1,044,225,094	$188,048,051

* Cost of investments in master fund at value	$1,147,119,326	$—
** Cost of investments in underlying funds at value	$—	$179,591,121

Net assets	$1,044,225,094	$188,048,051
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	64,347,215	17,262,601
Net asset value and redemption price per share	$16.23	$10.89

____________________
(1) The master funds for the ING American Funds Asset Allocation, ING American Funds Global Growth and Income, ING American Funds International Growth and Income, and ING American Funds International are the Class 1 shares of American Funds Asset Allocation, American Funds Global Growth and Income, and American Funds International Growth and Income and Class 2 shares of American Funds International, respectively. These financial statements should be read in conjunction with the master American Funds’ financial statements.

See Accompanying Notes to Financial Statements

13

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING American Funds Asset Allocation Portfolio	ING American Funds Global Growth and Income Portfolio	ING American Funds International Growth and Income Portfolio
INVESTMENT INCOME:
Dividends from master fund(1)	$8,441,718	$365,383	$254,687
Total investment income	8,441,718	365,383	254,687
EXPENSES:
Distribution and shareholder service fees	2,681,283	74,401	50,791
Transfer agent fees	431	150	115
Administrative service fees	—	10,629	7,256
Shareholder reporting expense	28,656	2,882	5,856
Professional fees	44,483	11,704	11,617
Custody and accounting expense	26,490	416	528
Trustee fees	11,491	319	218
Miscellaneous expense	12,925	2,398	3,869
Total expenses	2,805,759	102,899	80,250
Net waived and reimbursed fees	—	(12,490)	(18,569)
Net expenses	2,805,759	90,409	61,681
Net investment income	5,635,959	274,974	193,006

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	3,366,431	(63,601)	(98,149)
Net realized gain (loss)	3,366,431	(63,601)	(98,149)
Net change in unrealized appreciation (depreciation) on:
Master fund	45,576,978	1,403,791	880,919
Net change in unrealized appreciation (depreciation)	45,576,978	1,403,791	880,919
Net realized and unrealized gain	48,943,409	1,340,190	782,770
Increase in net assets resulting from operations	$54,579,368	$1,615,164	$975,776

____________________
(1)  The master funds for the ING American Funds Asset Allocation, ING American Funds Global Growth and Income, ING American Funds International Growth and Income, and ING American Funds International are the Class 1 shares of American Funds Asset Allocation, American Funds Global Growth and Income, and American Funds International Growth and Income and Class 2 shares of American Funds International, respectively. These financial statements should be read in conjunction with the master American Funds’ financial statements.

See Accompanying Notes to Financial Statements

14

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING American Funds International Portfolio	ING American Funds World Allocation Portfolio
INVESTMENT INCOME:
Dividends from master fund(1)	$14,968,556	$—
Dividends from underlying funds, net of foreign taxes withheld*	—	4,281,870
Total investment income	14,968,556	4,281,870
EXPENSES:
Investment management fees	—	187,974
Distribution and shareholder service fees	5,185,093	1,127,856
Transfer agent fees	965	257
Administrative service fees	—	187,973
Shareholder reporting expense	64,868	24,543
Professional fees	117,420	31,656
Custody and accounting expense	73,120	6,730
Trustee fees	31,111	5,639
Miscellaneous expense	26,716	11,446
Total expenses	5,499,293	1,584,074
Net waived and reimbursed fees	—	(247,557)
Net expenses	5,499,293	1,336,517
Net investment income	9,469,263	2,945,353

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(42,716,505)	1,610,005
Capital gain distributions from affiliated underlying funds	—	9,338
Net realized gain (loss)	(42,716,505)	1,619,343
Net change in unrealized appreciation (depreciation) on:
Master fund	198,549,969	—
Underlying funds	—	18,300,898
Net change in unrealized appreciation (depreciation)	198,549,969	18,300,898
Net realized and unrealized gain	155,833,464	19,920,241
Increase in net assets resulting from operations	$165,302,727	$22,865,594
* Foreign taxes withheld	$—	$103

____________________
(1) The master funds for the ING American Funds Asset Allocation, ING American Funds Global Growth and Income, ING American Funds International Growth and Income, and ING American Funds International are the Class 1 shares of American Funds Asset Allocation, American Funds Global Growth and Income, and American Funds International Growth and Income and Class 2 shares of American Funds International, respectively. These financial statements should be read in conjunction with the master American Funds’ financial statements.

See Accompanying Notes to Financial Statements

15

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Funds Asset Allocation Portfolio		ING American Funds Global Growth and Income Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$5,635,959	$5,001,985	$274,974	$156,339
Net realized gain (loss)	3,366,431	777,627	(63,601)	(177,496)
Net change in unrealized appreciation (depreciation)	45,576,978	(2,772,399)	1,403,791	(455,873)
Increase (decrease) in net assets resulting from operations	54,579,368	3,007,213	1,615,164	(477,030)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(5,001,975)	(5,053,489)	(157,681)	—
Net realized gains	(972,907)	(33,077)	(10,094)	—
Total distributions	(5,974,882)	(5,086,566)	(167,775)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	31,190,660	18,383,850	10,279,020	9,430,577
Reinvestment of distributions	5,974,882	5,086,566	167,775	—
	37,165,542	23,470,416	10,446,795	9,430,577
Cost of shares redeemed	(33,158,872)	(31,581,232)	(4,051,610)	(1,881,225)
Net increase (decrease) in net assets resulting from capital share transactions	4,006,670	(8,110,816)	6,395,185	7,549,352
Net increase (decrease) in net assets	52,611,156	(10,190,169)	7,842,574	7,072,322

NET ASSETS:
Beginning of year or period	351,244,619	361,434,788	7,075,374	3,052
End of year or period	$403,855,775	$351,244,619	$14,917,948	$7,075,374
Undistributed net investment income at end of year or period	$5,632,896	$4,998,912	$274,917	$157,664

See Accompanying Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Funds International Growth and Income Portfolio		ING American Funds International Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$193,006	$118,910	$9,469,263	$13,955,479
Net realized (loss)	(98,149)	(115,593)	(42,716,505)	(14,886,323)
Net change in unrealized appreciation (depreciation)	880,919	(523,953)	198,549,969	(177,213,867)
Increase (decrease) in net assets resulting from operations	975,776	(520,636)	165,302,727	(178,144,711)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(126,290)	—	(13,951,410)	(19,919,516)
Net realized gains	(20,697)	—	—	(6,550,353)
Total distributions	(146,987)	—	(13,951,410)	(26,469,869)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,854,860	6,373,528	30,204,816	11,724,787
Reinvestment of distributions	146,987	—	13,951,410	26,469,869
	7,001,847	6,373,528	44,156,226	38,194,656
Cost of shares redeemed	(1,200,692)	(1,337,712)	(163,946,987)	(225,778,191)
Net increase (decrease) in net assets resulting from capital share transactions	5,801,155	5,035,816	(119,790,761)	(187,583,535)
Net increase (decrease) in net assets	6,629,944	4,515,180	31,560,556	(392,198,115)

NET ASSETS:
Beginning of year or period	4,518,203	3,023	1,012,664,538	1,404,862,653
End of year or period	$11,148,147	$4,518,203	$1,044,225,094	$1,012,664,538
Undistributed net investment income at end of year or period	$190,999	$125,319	$9,449,493	$13,931,640

See Accompanying Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Funds World Allocation Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$2,945,353	$2,655,449
Net realized gain	1,619,343	14,143,103
Net change in unrealized appreciation (depreciation)	18,300,898	(30,987,591)
Increase (decrease) in net assets resulting from operations	22,865,594	(14,189,039)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(2,654,575)	(2,007,528)
Net realized gains	(14,442,186)	(5,611,953)
Total distributions	(17,096,761)	(7,619,481)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	14,328,824	14,694,531
Proceeds from shares issued in merger (Note 12)	—	80,131,553
Reinvestment of distributions	17,096,761	7,619,481
	31,425,585	102,445,565
Cost of shares redeemed	(35,703,053)	(76,161,080)
Net increase (decrease) in net assets resulting from capital share transactions	(4,277,468)	26,284,485
Net increase in net assets	1,491,365	4,475,965

NET ASSETS:
Beginning of year or period	186,556,686	182,080,721
End of year or period	$188,048,051	$186,556,686
Undistributed net investment income at end of year or period	$2,966,530	$2,678,178

See Accompanying Notes to Financial Statements

18

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets			Supplemental data		Ratios and supplemental data including the master fund

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses excluding expenses of the master fund(2)(3)		Net investment income (loss) excluding expenses of the master fund(2)(3)	Net assets, end of year or period	Portfolio turnover rate(4)	Expenses including gross expenses of the master fund(2)(3)	Expenses including expenses net of voluntary waivers, if any, of the master fund(2)(3)	Expenses including expenses net of all reductions of the master fund(2)(3)	Portfolio turnover rate of the master fund
Year or period ended	($)	($)		($)	($)	($)	($)		($)	($)	($)	(%)	(%)		(%)	($000’s)	(%)	(%)	(%)	(%)	(%)

ING American Funds Asset Allocation Portfolio
12-31-12	9.62	0.15		1.34	1.49	0.14	0.03		—	0.17	10.94	15.56	0.73		1.47	403,856	9	1.04	1.04	1.04	61
12-31-11	9.67	0.14		(0.05)	0.09	0.14	0.00	*	—	0.14	9.62	0.87	0.73		1.38	351,245	7	1.04	1.04	1.04	43
12-31-10	8.78	0.13		0.90	1.03	0.14	—		—	0.14	9.67	11.96	0.73		1.53	361,435	7	1.04	1.04	1.04	46
12-31-09	7.26	0.17	•	1.50	1.67	0.12	0.03		—	0.15	8.78	23.37	0.74		2.18	314,087	4	1.06	1.06	1.06	41
04-28-08(5)– 12-31-08	10.00	0.44	•	(3.18)	(2.74)	—	—		—	—	7.26	(27.40)	0.78		8.32	150,323	9	1.10	1.07	1.07	36

ING American Funds Global Growth and Income Portfolio
12-31-12	9.59	0.27	•	1.32	1.59	0.16	0.01		—	0.17	11.01	16.80	0.85	†	2.59	14,918	38	1.47	1.47	1.47	30
12-31-11	10.14	0.35	•	(0.90)	(0.55)	—	—		—	—	9.59	(5.42)	0.86	††	3.60	7,075	43	1.47	1.47	1.47	25
12-15-10(5)– 12-31-10	10.00	(0.00	)*	0.14	0.14	—	—		—	—	10.14	1.40	0.97	†††	(0.97)	3	—	1.58	1.58	1.58	30

ING American Funds International Growth and Income Portfolio
12-31-12	9.12	0.26	•	1.15	1.41	0.18	0.03		—	0.21	10.32	15.65	0.85	†	2.66	11,148	17	1.59	1.59	1.59	31
12-31-11	10.04	0.38	•	(1.30)	(0.92)	—	—		—	—	9.12	(9.16)	0.85	††	3.97	4,518	46	1.58	1.58	1.58	48
12-15-10(5)– 12-31-10	10.00	(0.00	)*	0.04	0.04	—	—		—	—	10.04	0.40	0.97	†††	(0.97)	3	—	1.71	1.71	1.71	31

ING American Funds International Portfolio
12-31-12	14.04	0.14	•	2.26	2.40	0.21	—		—	0.21	16.23	17.27	0.53		0.91	1,044,225	4	1.32	1.32	1.32	29
12-31-11	16.74	0.18	•	(2.53)	(2.35)	0.26	0.09		—	0.35	14.04	(14.38)	0.53		1.12	1,012,665	2	1.31	1.31	1.31	24
12-31-10	15.87	0.24		0.79	1.03	0.14	0.02		—	0.16	16.74	6.66	0.53		1.49	1,404,863	6	1.31	1.31	1.31	25
12-31-09	13.99	0.15		5.04	5.19	0.59	2.72		—	3.31	15.87	42.36	0.53		1.08	1,438,513	8	1.32	1.32	1.32	46
12-31-08	26.26	0.29	•	(10.94)	(10.65)	0.38	1.24		—	1.62	13.99	(42.46)	0.54		1.44	990,692	23	1.31	1.26	1.26	52

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Portfolio turnover rate is calculated based on the Portfolio’s purchases or sales of the master fund.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	The gross expense ratios, excluding expenses of the master fund, for ING American Funds Global Growth and Income Portfolio and ING American Funds International Growth and Income Portfolio were .97% and 1.11%, respectively.

††	The gross expense ratios, excluding expenses of the master fund, for ING American Funds Global Growth and Income Portfolio and ING American Funds International Growth and Income Portfolio were 1.59% and 1.90%, respectively.

†††	The gross expense ratios, excluding expenses of the master fund, for ING American Funds Global Growth and Income Portfolio and ING American Funds International Growth and Income Portfolio were 2.25% and 2.26%, respectively.

See Accompanying Notes to Financial Statements

19

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments, if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($100’s)	(%)
ING American Funds World Allocation Portfolio
12-31-12	10.63	0.17 •	1.14	1.31	0.16	0.89	—	1.05	10.89	13.05	0.84	0.71	0.71	1.57	188,048	55
12-31-11	11.65	0.12	(0.77)	(0.65)	0.10	0.27	—	0.37	10.63	(5.87)	0.84	0.74	0.74	1.15	186,557	39
12-31-10	10.75	0.17	1.14	1.31	0.10	0.31	—	0.41	11.65	12.67	0.83	0.79	0.79	1.56	182,081	14
12-31-09	8.02	0.20	2.58	2.78	0.05	—	—	0.05	10.75	34.73	0.91	0.79	0.79	2.13	103,212	28
09-29-08(5)-12-31-08	10.00	0.43	(2.41)	(1.98)	—	—	—	—	8.02	(19.80)	4.56	0.79	0.79	22.00	13,124	7

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include expenses of the underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012

NOTE 1 — ORGANIZATION

ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust currently consists of forty-four active separate investment series. The five series included in this report are: ING American Funds Asset Allocation Portfolio (“ING American Funds Asset Allocation”), ING American Funds Global Growth and Income Portfolio (“ING American Funds Global Growth and Income”), ING American Funds International Growth and Income Portfolio (“ING American Funds International Growth and Income”), ING American Funds International Portfolio (“ING American Funds International”), and ING American Funds World Allocation Portfolio (“ING American Funds World Allocation”) (each, a “Portfolio” and collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

Each Portfolio (except ING American Funds World Allocation) operates as a “feeder fund” and seeks to achieve its investment objective by investing all its investable assets in a separate mutual fund (“Master Fund”). Each Master Fund is a series of American Funds Insurance Series® (“American Funds”), a registered open-end management investment company that has the same investment objective and substantially similar policies as each corresponding Portfolio. As of December 31, 2012 ING American Funds Asset Allocation, ING American Funds Global Growth and Income, ING American Funds International Growth and Income, and ING American Funds International held 3.2%, 0.7%, 2.6%, and 11.4% of the American Funds Asset Allocation Fund, American Funds Global Growth and Income Fund, American Funds International Growth and Income Fund, and American Funds International Fund, respectively. Each Master Fund directly acquires securities and a Portfolio investing in the Master Fund acquires an indirect interest in those securities.

ING Investments, LLC (“ING Investments”) serves as the investment adviser to ING American Funds Asset Allocation, ING American Funds Global Growth and Income, ING American Funds International Growth and Income and ING American Funds International. Directed Services LLC (“DSL”) serves as the investment adviser to ING American Funds World Allocation (collectively, the “Investment Advisers”). ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. Each Portfolio’s investments in Master Funds or underlying funds (“Underlying Funds”) are recorded at their estimated fair value, as described below. The valuation of each Portfolio’s (except World Allocation) investment in its corresponding Master Fund is based on the net asset value of that Master Fund each business day. Valuation of the investments by the Master Funds is discussed in the Master Funds’ notes to financial statements, which accompany this report. The valuation of the World Allocation’s investments in its Underlying Funds is based on the net asset value of the Underlying Funds each business day.

Fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the fund’s Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2012, there have been no significant changes to the fair valuation methodologies.

The Portfolios classify each of their investments in the Master Funds or Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Master Funds or Underlying Funds.

B.  Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Dividend income received from the master fund or underlying funds is recognized on the ex-dividend date and is recorded as dividends in the Statement of Operations. Capital gain distributions received from the master fund or underlying funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and related excise tax provisions and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal Income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT, ADMINISTRATIVE FEES AND MASTER FUNDS EXPENSES

ING Investments provides ING American Funds Asset Allocation, ING American Funds Global Growth and Income, ING American Funds International Growth and Income and ING American Funds International with advisory services, respectively, under a management agreement. Under the terms of the management agreement, during periods when ING American Funds Asset Allocation, ING American Funds Global Growth and Income, ING American Funds International Growth and Income and ING American Funds International invest all or substantially all of their assets in another investment company, each respective Portfolio pays no management fee. During periods when ING American Funds Asset Allocation, ING American Funds Global Growth and Income, ING American Funds International Growth and Income and ING American Funds International have not invested all or substantially all of their assets in another investment company, each respective Portfolio pays ING Investments a monthly management fee based on the following annual rates of the average daily net assets:

Portfolio	Fee
ING American Funds Asset Allocation
0.50% of the first $600 million; 0.42% on the next $600 million; 0.36% on the next $800 million; 0.32% on the next $1 billion; 0.28% on the next $2 billion; 0.26% on the next $3 billion; and 0.25% of the amount in excess of $8 billion

ING American Funds Global Growth and Income	0.69% of the first $600 million; 0.59% on the next $600 million; 0.53% on the next $800 million; 0.50% on the next $1 billion; and 0.48% of the amount in excess of $3 billion.
ING American Funds International Growth and Income	0.69% of the first $500 million; 0.59% on the next $500 million; and 0.53% of the amount in excess of $1 billion.
ING American Funds International
0.69% of the first $500 million of net assets, plus 0.59% on net assets greater than $500 million but not exceeding $1.0 billion, plus 0.53% on net assets greater than $1.0 billion but not exceeding $1.5 billion, plus 0.50% on net assets greater than $1.5 billion but not exceeding $2.5 billion, plus 0.48% on net assets greater than $2.5 billion but not exceeding $4.0 billion, plus 0.47% on net assets greater than $4.0 billion but not exceeding $6.5 billion, plus 0.46% on net assets greater than $6.5 billion but not exceeding $10.5 billion, plus 0.45% on net assets in excess of $10.5 billion

Because each of ING American Funds Asset Allocation, ING American Funds Global Growth and Income, ING American Funds International Growth and Income and ING American Funds International invests all of their assets in a Master Fund, each respective Portfolio and its shareholders will bear the fees and expenses of each respective Portfolio and the Master Fund in which it invests, with the result that the respective Portfolio’s expenses may be higher than those of other mutual funds which invest directly in securities. Shareholders also bear the proportionate share of any sales charges incurred by each Portfolio related to the purchase of shares of the mutual fund investments.

ING American Funds World Allocation has entered into an investment management agreement (“Investment Management Agreement”) with DSL. The Investment Management Agreement compensates DSL in the amount equal to 0.10% of the Portfolio’s average daily net assets.

IFS acts as administrator and provides certain administrative and shareholder services necessary for the Portfolios’ operations and is responsible for the supervision of other service providers. During periods when ING American Funds Asset Allocation and ING American Funds International invest all or substantially all of their assets in another investment company, each respective Portfolio pays no administration fee. During periods when ING American Funds Asset Allocation and ING American Funds International invest directly in investment securities, each respective Portfolio pays the Administrator a monthly administration fee of 0.10% of its average daily net assets.

For the year ended December 31, 2012, ING American Funds Asset Allocation, ING American Funds Global Growth and Income, ING American Funds International Growth and Income and ING American Funds International invested substantially all of their assets in their respective Master Funds.

For ING American Funds Global Growth and Income, ING American Funds International Growth and Income, and ING American Funds World Allocation, the Administrator receives compensation in the amount equal to 0.10% of the Portfolio’s average daily net assets. IFS has contractually agreed to waive 0.05% of the administrative fee for ING American Funds Global Growth and Income and ING American Funds International Growth and Income. Amounts waived shall not be eligible for recoupment. There is no guarantee that the waiver will continue.

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 4 — INVESTMENTS IN MASTER FUNDS AND UNDERLYING FUNDS

For the year ended December 31, 2012, the cost of purchases and the proceeds from the sales of the Master Funds or Underlying Funds, were as follows:

	Purchases	Sales
ING American Funds Asset Allocation	$37,339,648	$33,644,804
ING American Funds Global Growth and Income	10,560,224	4,070,499
ING American Funds International Growth and Income	7,060,425	1,212,009
ING American Funds International	43,806,031	168,100,137
ING American Funds World Allocation	104,447,145	122,961,821

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each of the Portfolios has entered into a Rule 12b-1 distribution plan (the “Distribution Plan”) with IID. The Distribution Plan provides that each Portfolio shall pay a 12b-1 distribution fee, for distribution services including payments to IID, at an annual rate not to exceed 0.35% of the average daily net assets of ING American Funds World Allocation, 0.45% of the average daily net assets of ING American Funds Asset Allocation, ING American Funds Global Growth and Income and ING American Funds International Growth and Income, and 0.50% of ING American Funds International. In addition, each Master Fund pays 0.25% of average assets annually to ING North America Insurance Company pursuant to a plan of distribution which fees are indirectly borne by Asset Allocation and International.

The Trust has entered into a shareholder service plan (“Shareholder Service Plan”) on behalf of ING American Funds Asset Allocation, ING American Funds Global Growth and Income, ING American Funds International Growth and Income and ING American Funds World Allocation. The Agreement compensates IID for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners. Under the Shareholder Service Plan, ING American Funds Asset Allocation, ING American Funds Global Growth and Income, ING American Funds International Growth and Income and ING American Funds World Allocation make payments to the Distributor at an annual rate of 0.25% of each respective Portfolio’s average daily net assets.

In addition, Class 2 of each Master Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the “Master Fund Plan”). Under the Master Fund Plan, Class 2 of each Master Fund is authorized to pay a 12b-1 (service) fee as compensation for providing support services that benefit variable product owners. Amounts paid under the Master Fund Plan are used by insurance company contract issuers (including ING affiliated insurance companies) to cover the expenses of certain contract owner services. Shareholders of ING American Funds International, which invests in Class 2 shares of its corresponding Master Fund, pay only their proportionate share of the Master Fund 12b-1 Plan expenses.

NOTE 6 — EXPENSE LIMITATION AGREEMENT

For ING American Funds Global Growth and Income and ING American Funds International Growth and Income, ING Investments has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses and Master Fund fees and expenses to 0.85%. The operating expense limit applies only at the Portfolio level and does not limit fees payable by the Master Funds in which each Portfolio invests.

ING Investments may at a later date recoup from each Portfolio management fees waived and other expenses assumed by ING Investments during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by ING Investments of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Portfolio. Outstanding reimbursement lances due to each Portfolio, if any, under its respective expense limitation agreement are reflected in Reimbursement Due from ING Investments on the accompanying Statement of Assets and Liabilities. The expense limitation agreement for each Portfolio is contractual and shall renew automatically for one-year terms unless ING Investments provides written termination of the expense limitation agreement within 90 days of the end of the then current term.

As of December 31, 2012, the cumulative amounts of reimbursed fees that are subject to possible recoupment by ING Investments, and the related expiration dates are as follows:

	December 31,
	2013	2014	2015	Total
ING American Funds Global Growth and Income	$1	$29,896	$7,176	$37,073
ING American Funds International Growth and Income	1	29,959	14,941	44,901

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 6 — EXPENSE LIMITATION AGREEMENT (continued)

For ING American Funds World Allocation, DSL has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to 0.79%. The operating expense limit applies only at the Portfolio level and does not limit fees payable by the underlying investment companies in which ING American Funds World Allocation invests.

DSL may at a later date recoup from ING American Funds World Allocation’s management fees waived and other expenses assumed by DSL during the previous 36 months, but only if, after such recoupment, that ING American Funds World Allocation’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by DSL of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Portfolio. Outstanding reimbursement balances due to ING American Funds World Allocation, if any, under its respective expense limitation agreements are reflected in Reimbursement Due from DSL on the accompanying Statement of Assets and Liabilities.

The expense limitation agreement is contractual and shall renew automatically for one-year terms unless DSL provides written termination of the expense limitation agreement within 90 days of the end of the then current term.

Pursuant to a side agreement, DSL has agreed to limit expenses, including fees payable by the underlying investment companies in which ING American Funds World Allocation invests, to 1.21%. There is no guarantee that this expense limit will continue. Fees waived pursuant to this side agreement are not eligible for recoupment.

As of December 31, 2012, the cumulative amounts of reimbursed fees that are subject to possible recoupment by DSL, and the related expiration dates are as follows:

	December 31,
	2013	2014	2015	Total
ING American Funds World Allocation	$53,450	$217,127	$247,557	$518,134

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by DSL and ING Investments until distribution in accordance with the Plan.

At December 31, 2012, the following indirect, wholly-owned subsidiary of ING U.S., Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING USA Annuity and Life Insurance Company	ING American Funds Asset Allocation	97.40%
	ING American Funds Global Growth and Income	99.27
	ING American Funds International Growth and Income	99.15
	ING American Funds International	96.85
	ING American Funds World Allocation	98.96

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they are deemed to be affiliates of each other.

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2012, the following Portfolios had the below payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Portfolio	Accrued Expenses	Amount
ING American Funds Global Growth and Income	Postage	$7,247
ING American Funds International Growth and Income	Postage	9,804
ING American Funds International Growth and Income	Shareholder Reporting	2,709

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
ING American Funds Asset Allocation
12/31/12	2,999,690	—	585,773	(3,192,083)	393,380	31,190,660	—	5,974,882	(33,158,872)	4,006,670
12/31/11	1,878,355	—	511,213	(3,240,823)	(851,255)	18,383,850	—	5,086,566	(31,581,232)	(8,110,816)
ING American Funds Global Growth and Income
12/31/12	988,819	—	17,015	(389,456)	616,378	10,279,020	—	167,775	(4,051,610)	6,395,185
12/31/11	937,616	—	—	(199,831)	737,785	9,430,577	—	—	(1,881,225)	7,549,352
ING American Funds International Growth and Income
12/31/12	690,907	—	15,538	(122,407)	584,038	6,854,860	—	146,987	(1,200,692)	5,801,155
12/31/11	638,601	—	—	(143,216)	495,385	6,373,528	—	—	(1,337,712)	5,035,816
ING American Funds International
12/31/12	2,052,913	—	979,734	(10,836,495)	(7,803,848)	30,204,816	—	13,951,410	(163,946,987)	(119,790,761)
12/31/11	801,511	—	1,598,422	(14,160,408)	(11,760,475)	11,724,787	—	26,469,869	(225,778,191)	(187,583,535)
ING American Funds World Allocation
12/31/12	1,331,845	—	1,686,071	(3,301,240)	(283,324)	14,328,824	—	17,096,761	(35,703,053)	(4,277,468)
12/31/11	1,261,666	6,851,668	656,286	(6,852,015)	1,917,605	14,694,531	80,131,553	7,619,481	(76,161,080)	26,284,485

NOTE 10 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

The value of your investment in ING American Funds Asset Allocation, ING American Funds Global Growth and Income, ING American Funds International Growth and Income and ING American Funds International changes with the values of the corresponding Master Fund and its investments. ING American Funds World Allocation is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation (ING American Funds World Allocation). Assets will be allocated among Underlying Funds and markets based on judgments made by the Investment Adviser. There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Foreign Securities (All Portfolios). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which a Master Fund and/or certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of a Master Fund and/or certain Underlying Funds. Foreign investments may also subject a Master Fund and/or certain Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of a Master Fund and/or certain Underlying Funds investments.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of December 31, 2012:

	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
ING American Funds Global Growth and Income	$(40)	$40
ING American Funds International Growth and Income	(1,036)	1,036
ING American Funds World Allocation	(2,426)	2,426

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
ING American Funds Asset Allocation	$5,001,975	$972,907	$5,053,489	$33,077
ING American Funds Global Growth and Income	167,775	—	—	—
ING American Funds International Growth and Income	128,275	18,712	—	—
ING American Funds International	13,951,410	—	19,924,537	6,545,332
ING American Funds World Allocation	2,654,575	14,442,186	2,019,971	5,599,510

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2012 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Long-term	Expiration
ING American Funds Asset Allocation	$5,635,051	$3,051,884	$99,944,543	$—	—
ING American Funds Global Growth and Income	274,937	50,524	646,286	—	—
ING American Funds International Growth and Income	191,013	—	118,453	—	—
ING American Funds International	9,468,605	—	(134,006,096)	(36,505,619)	None
ING American Funds World Allocation	3,091,260	1,770,582	7,956,658	—	—

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of December 31, 2012, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — REORGANIZATIONS

On January 22, 2011, ING American Funds World Allocation (“Acquiring Portfolio”) acquired all of the net assets of ING Morgan Stanley Global Tactical Asset Allocation Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders on January 11, 2011. The purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and portfolio holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

27

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 12 — REORGANIZATIONS (continued)

Assuming the acquisition had been completed on January 1, 2011, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the period ended December 31, 2011, are as follows:

Net investment income	$2,655,509
Net realized and unrealized loss on investments	($14,768,673)
Net decrease in net assets resulting from operations	($12,113,164)

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since January 22, 2011. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Unrealized Appreciation (000s)	Portfolio Conversion Ratio
ING American Funds World Allocation	ING Morgan Stanley Global Tactical Asset Allocation Portfolio	$80,132	$183,670	$—	$—	0.7932

The net assets of ING American Funds World Allocation after the acquisition were $263,801,557.

NOTE 13 — RESTRUCTURING PLAN

The Investment Advisers, Administrator, and IID are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of December 31, 2012 ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S. by the end of 2013. In November 2012, ING Groep announced that the European Commission agreed to an amendment to the Restructuring Plan which will extend the time for the completion of the divestiture. Under the terms of the amendment, at least 25% of ING U.S. has to be divested by the end of 2013, more than 50% has to be divested by the end of 2014, with the remaining interest divested by the end of 2016. It is anticipated that an initial public offering of a portion of the ING U.S. common stock will be conducted in 2013 as part of the Restructuring Plan. ING Groep has announced that the base case for divesting ING U.S. is an initial public offering of ING U.S. common stock, in which ING Groep anticipates selling a portion of its ownership interest in ING U.S. and thereafter divesting its remaining ownership interest over time. While the base case is an initial public offering, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The investment advisory agreement for the Portfolios provides that it will terminate automatically in the event of its assignment, which would occur upon a transfer of a controlling block of the shares of the Investment Advisers. The Restructuring Plan may result in a need to obtain further Board and shareholder approval of new advisory agreements.

The Restructuring Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Investment Advisers and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. Completion of the Restructuring Plan is expected to result in the Investment Advisers’ loss of access to the resources of ING Groep, which could adversely affect their businesses. Currently, the Investment Advisers do not anticipate that the Restructuring Plan will have an adverse impact on their operations or the operations of the Portfolios.

28

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 13 — RESTRUCTURING PLAN (continued)

During the time that ING Groep retains a controlling interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep and its subsidiaries, including ING U.S. and the Investment Advisers, by U.S., European and other authorities, may negatively affect ING U.S. and the Investment Advisers. For example, restrictions on activities of entities controlled by ING Groep, including ING U.S. and the Investment Advisers, could be imposed under U.S., European or other laws or regulations, as a result of activities engaged in by ING Groep and its subsidiaries over which ING U.S. and the Investment Advisers have no control.

NOTE 14 — SUBSEQUENT EVENTS

It is anticipated that one or more of the transactions contemplated by the Restructuring Plan may be deemed to be a change of control, resulting in the automatic terminations of the existing investment advisory and sub-advisory agreements for the Portfolios. At a meeting held on January 10, 2013, the Board approved new advisory and sub-advisory agreements (if applicable) for the Portfolios that will take effect upon shareholder approval or the close of the IPO, whichever is later. Information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable) will be disclosed in the Portfolios’ semi-annual shareholder report to be dated June 30, 2013. A proxy statement, including disclosures regarding the Board’s considerations, is expected to be sent to shareholders of the Portfolios included in this report, as well as shareholders of other ING Funds, seeking approval of the new investment advisory and sub-advisory agreements (if applicable).

At a meeting of the Board on January 10, 2013, the Board nominated 13 individuals (collectively, the “Nominees”) for election as Trustees of the Trust. The Nominees include Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler, Roger B. Vincent and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Albert E. DePrince Jr., Russell H. Jones, Martin J. Gavin, and Joseph E. Obermeyer, each of whom is not currently a member of the Board, but who serve as a director or trustee to other investment companies in the ING Fund complex. These nominations are, in part, the result of an effort on the part of the Board, another board in the ING Fund complex, and the Investment Advisers to the Portfolios to consolidate the membership of the boards so that the same members serve on each board in the ING Fund complex. A proxy statement is expected to be sent to shareholders of the Portfolios included in this report, as well as shareholders of other ING Funds, seeking approval of the same Nominees. If these proposals were all approved by shareholders, the result would be that all ING Funds would be governed by a board made up of the same individuals.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

29

ING AMERICAN FUNDS ASSET
ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares		Value	Percentage of Net Assets
MASTER FUND: 100.1%
21,927,378	American Funds Asset Allocation Fund — Class 1 Shares	$404,121,567	100.1

	Total Investments in Master Fund
	(Cost $296,672,585)	$404,121,567	100.1
	Liabilities in Excess of Other Assets	(265,792)	(0.1)
	Net Assets	$403,855,775	100.0

Cost for federal income tax purposes is $304,177,024.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$99,944,543
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$99,944,543

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2012
Asset Table
Investments, at fair value
Master Fund	$404,121,567	$—	$—	$404,121,567
Total Investments, at fair value	$404,121,567	$—	$—	$404,121,567

ˆ See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

30

ING AMERICAN FUNDS GLOBAL GROWTH
AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares		Value	Percentage of Net Assets
MASTER FUND: 99.8%
1,409,208	American Funds Global Growth and Income Fund — Class 1 Shares	$14,881,236	99.8

	Total Investments in Master Fund
	(Cost $13,933,275)	$14,881,236	99.8
	Assets in Excess of Other Liabilities	36,712	0.2
	Net Assets	$14,917,948	100.0

Cost for federal income tax purposes is $14,234,950.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$646,286
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$646,286

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2012
Asset Table
Investments, at fair value
Master Fund	$14,881,236	$—	$—	$14,881,236
Total Investments, at fair value	$14,881,236	$—	$—	$14,881,236

ˆ See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

31

ING AMERICAN FUNDS INTERNATIONAL
GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares		Value	Percentage of Net Assets
MASTER FUND: 99.8%
727,439	American Funds International Growth and Income Fund — Class 1 Shares	$11,122,540	99.8

	Total Investments in Master Fund
	(Cost $10,765,560)	$11,122,540	99.8
	Assets in Excess of Other Liabilities	25,607	0.2
	Net Assets	$11,148,147	100.0

Cost for federal income tax purposes is $11,004,087.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$118,453
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$118,453

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2012
Asset Table
Investments, at fair value
Master Fund	$11,122,540	$—	$—	$11,122,540
Total Investments, at fair value	$11,122,540	$—	$—	$11,122,540

ˆ   See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

32

ING AMERICAN FUNDS
INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares		Value	Percentage of Net Assets
MASTER FUND: 100.0%
59,293,064	American Funds International Fund — Class 2 Shares	$1,044,743,792	100.0

	Total Investments in Master Fund
	(Cost $1,147,119,326)	$1,044,743,792	100.0
	Liabilities in Excess of Other Assets	(518,698)	—
	Net Assets	$1,044,225,094	100.0

Cost for federal income tax purposes is $1,178,749,888.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(134,006,096)
Net Unrealized Depreciation	$(134,006,096)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2012
Asset Table
Investments, at fair value
Master Fund	$1,044,743,792	$—	$—	$1,044,743,792
Total Investments, at fair value	$1,044,743,792	$—	$—	$1,044,743,792

ˆ   See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

33

ING AMERICAN FUNDS
WORLD ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares		Value	Percentage of Net Assets
UNDERLYING FUNDS: 100.0%
3,655,641	American FIS Blue Chip I&G Fund — Class 1 Shares	$36,739,188	19.5
4,098,902	American Funds Bond Fund — Class 1 Shares	46,276,607	24.6
306,942	American Funds Growth Fund — Class 1 Shares	18,692,780	9.9
850,222	American Funds High-Income Bond Fund — Class 1 Shares	9,488,479	5.1
1,089,220	American Funds International Fund — Class 1 Shares	19,257,417	10.3
1,234,772	American Funds International Growth and Income Fund — Class 1 Shares	18,879,670	10.0
1,691,515	American Funds New World Fund — Class 1 Shares	38,786,439	20.6

	Total Investments in Underlying Funds
	(Cost $179,591,121)	$188,120,580	100.0
	Liabilities in Excess of Other Assets	(72,529)	—
	Net Assets	$188,048,051	100.0

Cost for federal income tax purposes is $180,163,922.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$8,552,944
Gross Unrealized Depreciation	(596,286)
Net Unrealized Appreciation	$7,956,658

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2012
Asset Table
Investments, at fair value
Underlying Funds	$188,120,580	$—	$—	$188,120,580
Total Investments, at fair value	$188,120,580	$—	$—	$188,120,580

ˆ   See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

34

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2012 were as follows:

Portfolio Name	Type	Per Share Amount
ING American Funds Asset Allocation Portfolio	NII	$0.1383
	LTCG	$0.0269
ING American Funds Global Growth and Income Portfolio	NII	$0.1609
	STCG	$0.0103
ING American Funds International Growth and Income Portfolio	NII	$0.1794
	STCG	$0.0028
	LTCG	$0.0266
ING American Funds International Portfolio	NII	$0.2056
ING American Funds World Allocation Portfolio	NII	$0.1630
	LTCG	$0.8868

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

35

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Trustee	November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	147	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	January 2005–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	147	None.

Patricia W. Chadwick(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	147	Wisconsin Energy Corporation (June 2006–Present) and The Royce Fund, (35 funds) (December 2009–Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	November 2007–Present	Retired.	147	First Marblehead Corporation (September 2003–Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 1997–Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992–December 2008).	147	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001–June 2009).	147	Assured Guaranty Ltd. (April 2004–Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	January 2006–Present	Consultant (May 2001–Present).	147	Stillwater Mining Company (May 2002–Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Chairperson/Trustee	January 1994–Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989–August 2011).	147	UGI Corporation (February 2006–Present) and UGI Utilities, Inc. (February 2006–Present).

36

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustees who are “Interested Persons”:

Robert W. Crispin(4) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007–Present	Retired.	147	Intact Financial Corporation (December 2004–Present) and PFM Group (November 2010–Present).

Shaun P. Mathews(4) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	November 2007–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).	182	ING Capital Corporation, LLC (December 2005–Present).

(1)	Subject to the Board’s retirement policy, Trustees serve until their successors are duly elected and qualified. The Board’s retirement policy states that each duly elected or appointed Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, as amended (“Independent Trustees”), shall retire from service as a Trustee at the close of business on December 31 of the calendar year in which the Trustee reaches the age of 73. A majority vote of the Board may extend the retirement date of a Trustee if such retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)	Except for Mr. Mathews and for the purposes of this table “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Short Duration High Income Fund; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of January 31, 2013.

(3)	In 2010 and 2011, Patricia Chadwick received approximately $295,000 and $415,000, respectively, from a consulting firm that was engaged by a law firm representing JPMorgan Chase Bank, N.A. The compensation was for her services as an expert in a class action regarding JPMorgan Chase Bank, N.A.’s securities lending activities. JPMorgan Chase Bank, N.A. is an affiliate of JP Morgan Investment Management, Inc., a sub-adviser to ING JPMorgan Emerging Markets Equity Portfolio and ING JPMorgan Small Cap Core Equity Portfolio. ING JPMorgan Emerging Markets Equity Portfolio and ING JPMorgan Small Cap Core Equity Portfolio are series of the ING Investors Trust registrant.

(4)	Messrs. Crispin and Matthews are deemed “Interested Persons” of the Trust because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

37

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	November 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	March 2003–Present
Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012–Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011–Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, ING Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	March 2003–Present September 2009–Present	Executive Vice President, ING Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012–Present
Senior Vice President, ING Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	November 2003–Present	Senior Vice President, ING Investments, LLC (October 2003–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	May 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2012–Present
Senior Vice President — Fund Compliance, ING Funds Services, LLC (June 2012–Present). Formerly, Vice President — Platform Product Management & Project Management, ING Investments, LLC (April 2007–June 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	November 1999–Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995–Present) and ING Investments, LLC (August 1997–Present). Formerly, Treasurer, ING Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	February 2003–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010 –Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010).

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TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Vice President	September 2012–Present	Vice President, ING Funds Services, LLC (July 2007–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	September 2012–Present	Vice President, ING Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, ING Funds Services, LLC (March 2003–March 2012).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006–Present
Vice President — Platform Product Management & Project Management, ING Investments, LLC (July 2012–Present); Vice President, ING Investment Management — ING Funds (March 2010–Present) and Vice President, ING Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	May 2008–Present	Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008–Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005–March 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Assistant Secretary	August 2003–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003–April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	August 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	June 2010–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005–April 2008).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

39

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING American Funds Growth Portfolio was held June 28, 2012, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposal:

1	To approve an agreement and plan of reorganization by and between the portfolio and ING Large Cap Growth Portfolio (“Large Cap Growth Portfolio”), providing for the reorganization of the portfolio with and into Large Cap Growth Portfolio.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING American Funds Growth Portfolio	1*	34,491,152.051	1,577,780.056	3,218,419.874		39,287,351.981

*     Proposal Passed

40

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 29, 2012, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC or Directed Services LLC, as applicable (together, the “Adviser”) and the Portfolios.

The Independent Trustees also held separate meetings on October 24 and November 27, 2012 to consider the renewal of the Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 29, 2012 meeting, the Board voted to renew the Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts that were subject to renewal for each of the ING Funds under its jurisdiction, the Trustees considered each Portfolio’s advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contracts for the one-year period ending November 30, 2013. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory arrangement.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Portfolios’ existing Advisory Contracts. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional or revised information from Management and address certain unique characteristics related to new or existing ING Funds.

The Board has established (among other committees) two Investment Review Committees (each, an “IRC”), which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the Contract Review Process, and each Portfolio is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser. The Investment Review Committees may apply a heightened level of scrutiny in cases where

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

performance has lagged an ING Fund’s relevant benchmark, Lipper, Inc. (“Lipper”) and/or Morningstar, Inc. (“Morningstar”) category median.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory contracts. The Independent Trustees review and update the 15(c) Methodology Guide annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Portfolios’ Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and selected peer group of investment companies (“Selected Peer Groups”) to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory Contracts that would be effective through November 30, 2013. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts for the Portfolios for the year ending November 30, 2013, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser provided throughout the year at meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Trustees prior to the November 29, 2012 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and investment adviser to the master funds and underlying funds in which the Portfolios invest to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory Contracts; (6) copies of the Form ADV for the Adviser; (7) financial statements for the Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolio’s) advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) for open-end Portfolios, information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

The ING American Funds World Allocation Portfolio invests in a combination of mutual funds (“Underlying Funds”) that are advised by Capital Research and Management Company (“CRMC”) that, in turn, invest directly in a wide range of portfolio securities (such as stocks and bonds). Each of the ING American Funds Asset Allocation Portfolio and ING American Funds International Portfolio (collectively, the “American Funds Master-Feeder Portfolios”) operates as a master-feeder fund and fully invests in a corresponding master fund advised by CRMC (the “Master Fund”). The Board and/or K&L Gates received responses to a series of questions posed by K&L Gates on behalf of the Trustees that related to CRMC.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board also noted that ING Groep, N.V. the ultimate parent company of the Adviser, had announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the Adviser, into an independent, standalone company by the end of 2016. The Board further noted that this separation may result in the Adviser’s loss of access to the services and resources of their current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control, the investment advisory agreements for the Portfolios would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Portfolio. The Board also recognized that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Portfolios and the Adviser, including its ability prior to, during and after the separation to perform the same level of service to the Portfolios as the Adviser currently provides. In this regard, the Board noted that the Adviser did not currently anticipate that the separation would have a material adverse impact on the Portfolios or their operations and administration.

The American Funds Master-Feeder Portfolios have only one class of shares, which was compared to the analogous class of shares for each fund in the Selected Peer Group. It should be noted that the performance of each of the American Funds Master-Feeder Portfolios primarily reflects the performance of the Master Fund in which it invests. With respect to the ING American Funds World Allocation Portfolio, Service Class (Class S) shares of the Portfolio were used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. Class S shares generally were selected so that the ING American Funds World Allocation Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. It should be noted that the ING American Funds World Allocation Portfolio operates as a fund-of-funds and the performance of the Portfolio primarily reflects the performance of the Underlying Funds in which it invests. Mutual funds chosen for inclusion in a Portfolio’s Selected Peer Group were selected based upon criteria designed to represent the Portfolio’s class being compared to the funds in the Selected Peer Group.

The Board noted that the Portfolios also benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Portfolios. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Fund complex) by the Adviser, and whether

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of each Portfolio’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, and/or primary benchmark. The FACT sheet performance data was as of June 30, 2012. In addition, the Board also considered at its November 29, 2012 meeting certain additional data regarding performance and Portfolio asset levels as of September 30 and October 31, 2012. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board considered whether economies of scale likely will be realized by the Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules and those applicable to the underlying Master Fund in which certain Portfolios invest that will result in a lower advisory fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Portfolios’ investment performance based on its investments in Underlying Funds.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and its affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory fee rates of the Adviser primarily on the factors described for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding ING Funds. These remedial actions have included, among others: reductions in effective fee rates through expense limitation or fee waiver arrangements or through contractual fee rate revisions, such as the addition of fee schedule breakpoints at higher asset levels; changes in portfolio managers; and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 29, 2012 meeting in relation to renewing each Portfolio’s current Advisory Contract. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING American Funds Asset Allocation Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING American Funds Asset Allocation Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period, the second quintile for the one-year and three-year periods, and the third quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract where: (a) no advisory fee is charged when the Portfolio is fully invested in the American Funds Master Asset Allocation Fund (the “Master Asset Allocation Fund”); and (b) the Advisory Contract provides that the Portfolio’s management fee would be payable if the Portfolio withdraws its assets from the Master Asset Allocation Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING American Funds International Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING American Funds International Portfolio, the Board considered that,

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

based on performance data for the periods ended June 30, 2012: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter, one-year, and three-year periods, but outperformed for the year-to-date and five-year periods; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the most recent calendar quarter, year-to-date, and one-year periods, and the fourth quintile for the three-year period.

In analyzing this performance data, the Board took into account: (1) Management’s analysis of the negative effect that security selection and sector allocation had on the Portfolio’s performance; (2) Management’s expectation that the Portfolio’s longer-term performance will improve; (3) Management’s representations regarding favorable performance during certain periods; and (4) Management’s confidence in the ability of the adviser to American Funds International Fund (the “Master International Fund”), the underlying fund in which the Portfolio invests, to execute the Master International Fund’s investment strategy.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract where: (a) no advisory or administration fees are charged when the Portfolio is fully invested in the Master International Fund, (b) there is an economies of scale benefit to the Portfolio and its shareholders from breakpoint discounts applicable to the advisory fees at the Master International Fund level, which result in a lower fee rate at higher asset levels, and (c) the Advisory Contract provides that the Portfolio’s management fee (consisting of an advisory fee and a 0.10% administration fee) would be payable if the Portfolio withdraws its assets from the Master International Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING American Funds World Allocation Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING American Funds World Allocation Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for the year-to-date and three-year periods, but underperformed for the most recent calendar quarter and one-year periods; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter and one-year period, but underperformed for the year-to-date and three-year periods; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, the third quintile for the one-year and three-year periods, and the fourth quintile for the most recent calendar quarter.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (consisting of an advisory fee and a 0.10% administration fee) for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by

46

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING American Funds Global Growth and Income Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING American Funds Global Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and one-year periods, and the third quintile for the year-to-date period.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract where: (a) no advisory fee is charged when the Portfolio is fully invested in the American Funds Global Growth and Income Fund (the “Master Global Growth and Income Fund”), and (b) the Advisory Contract provides that the Portfolio’s management fee would be payable if the Portfolio withdraws its assets from the Master Global Growth and Income Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING American Funds International Growth and Income Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING American Funds International Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract where: (a) no advisory or administration fees are charged when the Portfolio is fully invested in the American Funds Master International Growth and Income Fund (the “Master International Growth and Income Fund”); and (b) the Advisory Contract provides that the Portfolio’s management fee (consisting of an advisory fee and a 0.10% administration fee) would be payable if the Portfolio withdraws its assets from the Master International Growth and Income Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s expense ratio and its expectation that the expense ratio will decrease as the Portfolio achieves scale.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is

47

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

BOARD APPROVAL OF NEW SUB-ADVISORY CONTRACT FOR ING AMERICAN FUNDS WORLD ALLOCATION PORTFOLIO

At a meeting of the Board held on November 29, 2012 the Board, including a majority of the Independent Trustees, determined to: (1) appoint ING Investment Management Co. LLC (“ING IM”) as sub-adviser to ING American Funds World Allocation Portfolio; and (2) approve a sub-advisory contract with ING IM (the “Sub-Advisory Contract”) under which it would serve as sub-adviser (“Sub-Adviser”) to the Portfolio. The Sub-Advisory Contract is expected to become effective on or about May 1, 2013, subject to shareholder approval.

In determining whether to approve the Sub-Advisory Contract with ING IM, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Sub-Advisory Contract should be approved for the Portfolio. The materials provided to the Board to inform its consideration of whether to approve the Sub-Advisory Contract with ING IM included (1) memoranda and related materials provided to the Board in advance of its November 29, 2012 meeting discussing Management’s rationale for recommending that ING IM serve as Sub-Adviser to the Portfolio to align the Portfolio’s advisory arrangements with the standard Adviser/Sub-Adviser management structure that is in place with other funds in the ING Fund Complex; (2) ING IM’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (3) supporting documentation, including copies of the forms of the Sub-Advisory Contracts with ING IM; and (4) other information relevant to the Board’s evaluation.

In reaching its decision to engage ING IM as Sub-Adviser to the Portfolio, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view with respect to the reputation of ING IM as a manager to similar funds and consultant to the Portfolio; (2) ING IM’s strength and reputation in the industry; (3) the nature, extent, and quality of the services to be provided by ING IM under the proposed Sub-Advisory Contract; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM and its fit among the stable of managers in the ING Funds line-up; (5) the portfolio management team for the Portfolio would not change; (6) the fairness of the compensation under the Sub-Advisory Contract in light of the services to be provided by ING IM and the projected profitability of ING IM as the Portfolio’s Sub-Adviser; (7) the costs for the services to be provided by ING IM, including that the management fee rate would not change upon the appointment of ING IM; (8) the sub-advisory fee rate payable by the Adviser to ING IM; (9) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws; (10) the appropriateness of the selection of ING IM in light of the Portfolio’s investment objective and investor base; and (11) ING IM’s Code of Ethics, which had been approved by the Board previously, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) ING IM should be appointed to serve as Sub-Adviser to the Portfolio under the Sub-Advisory Contract with ING IM; (2) the sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board; and (3) ING IM maintains an appropriate compliance program, with this conclusion based upon, among other things, reports from the Trust’s CCO whether ING IM’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Sub-Advisory Contract for the Portfolio. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

48

American Funds

®

The right choice for the long term

®

Special feature

Finding opportunities

► See inside

Annual report for the year ended December 31, 2012

American Funds Insurance Series

®

American Funds Insurance Series is the underlying investment vehicle for several variable annuities and insurance products. The investment adviser for American Funds Insurance Series is Capital Research and Management Company.SM For more than 80 years, Capital Research has invested with a long-term focus based on thorough research and attention to risk. All the variable funds in American Funds Insurance Series may not be available in your product.

Please note that this report applies to the funds listed under “Investment portfolios” on the next page. American Funds Insurance Series Protected Asset Allocation FundSM has a separate annual report.

The summary investment portfolios (with the exception of Mortgage Fund and Cash Management Fund, which show a complete listing of portfolio holdings) are designed to streamline this report and help investors better focus on the funds’ principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, investment results are for Class 2 shares of the funds in American Funds Insurance Series. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The mountain charts illustrate the growth of a $10,000 investment in each of the investment portfolios in American Funds Insurance Series (with the exception of Cash Management Fund) over the past 10 years (or the lifetime of the fund if less than 10 years).

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The series’ investment adviser waived a portion of its management fees for all existing funds from September 1, 2004, through December 31, 2008, and for U.S. Government/AAA-Rated Securities Fund from July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waivers, without which they would have been lower. See the Financial Highlights table in this report for details.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

50

Fellow investors:

Casting aside concerns about slowing economic growth in China, the U.S. fiscal cliff and the omnipresent European debt crisis, investors lifted stocks in most major markets around the world in 2012. The newfound confidence also helped the funds in American Funds Insurance Series, with every stock and bond fund recording gains for the year, many of them double-digit returns.

The year began amid a global stock rally that ended in April. Many markets had significant declines in May, though most recovered nicely in the second half. The U.S. had a slightly weak fourth quarter because of a selloff after the presidential election and concerns that negotiations might fail to avert the looming fiscal cliff.

The U.S. stock market, as measured by Standard & Poor’s 500 Composite Index, gained 16.0% in 2012. While a strong return, a number of markets in the MSCI ACWI (All Country World Index) did better. Belgium had the best developed-market return for the year, gaining 39.6%, while Denmark was up 31.3% and Singapore rose 31.0%. The countries at the heart of the European crisis — Portugal, Ireland, Italy, Greece and Spain — were again among the weakest developed markets.

However, in a sign that European austerity programs are beginning to work, those five countries ended the year ahead, with Italy gaining 12.5% and Ireland up 5.7%, followed by Greece (+4.5%), Portugal (+3.5%) and Spain (+3.0%). Overall, the MSCI ACWI gained 16.1%. Developing countries did even better, with the MSCI Emerging Markets Index gaining 18.2%, led by Turkey (+64.2%), Egypt (+47.1%) and the Philippines (+46.4%). Returns for all MSCI indexes are calculated in U.S. dollars and reflect dividends net of withholding taxes. All market indexes referenced in this report are unmanaged and, therefore, have no expenses.

The resurgent investor confidence in 2012 spread to bond markets, where higher yielding securities were in demand. The J.P. Morgan Emerging Markets Bond Index Global gained 18.5% and the Barclays U.S. Corporate High Yield 2% Issuer Capped Index rose 15.8%. The Barclays U.S. Aggregate Index, which measures investment-grade bonds, rose 4.2% mainly as a result of corporate bonds. The Barclays Global Aggregate Index gained 4.3%. The yield on the 10-year U.S. Treasury set a new historic low during the year. As of December 31, it was 1.78%, compared with 1.89% at January 1, 2012.

In this report

Special feature

Finding opportunities:

The benefit of global research

Letter to investors

Fund reviews

Investment portfolios

International FundSM

Global Growth and Income FundSM

International Growth and Income FundSM

Asset Allocation FundSM

Financial statements

American Funds Insurance Series

51

The U.S. dollar weakened against all major currencies except the Japanese yen, which lost 11.0% partly because of concerns about Japan’s massive national debt (the world’s largest relative to national gross domestic product) and recently due to renewed monetary easing after elections. Only the Argentine peso (–12.4%) fared worse than the yen. The Polish zloty was the year’s strongest currency versus the U.S. dollar with a gain of 11.0%, followed by the Hungarian forint (+9.8%) and Colombian peso (+9.7%). Several developed-country currencies gained against the U.S. dollar, notably the Norwegian krone (+7.2%), Singapore dollar (+6.2%) and New Zealand dollar (+5.8%).

As we noted earlier, 2012 was a good year for most of the funds in American Funds Insurance Series. All the equity funds had double-digit gains, as did High-Income Bond Fund, which often has results more in line with an equity fund. The only negative result came from our money market fund, Cash Management Fund, which continues to be hampered by unusually low interest rates.

Looking ahead

We always encourage investors to remain focused on their long-term financial goals and not to get too distracted by negative headlines. That approach was rewarded in 2012 as three of the main issues that led to disappointing results in 2011 — the European debt crisis, U.S. budget difficulties and slowing growth in China — continued to dominate the news in 2012 and into 2013.

We have recently seen signs of improvement regarding these issues — data from China indicates its economy is picking up, austerity measures in Europe appear to be working, and in the U.S. we didn’t go over the fiscal cliff. The structural financial problems in Europe and the U.S. are not solved, so concerns are likely to reappear from time to time, but we seem to have avoided worst-case scenarios. In other positive news, U.S. companies have healthy cash reserves and consumer spending is increasing, as evidenced by the improving housing market and five-year high for new car sales.

Of course, these promising signs don’t mean we should become complacent — no one knows what will happen tomorrow, next week or next month. That’s why it’s important to keep a long-term perspective and not be distracted by events that will inevitably challenge markets.

For our part, we maintain a long-term horizon that is unique in the industry. We have a large group of talented and very experienced investment professionals who deeply investigate each security before we invest. We are confident that we have all the ingredients to continue to identify companies that can withstand macro pressures and prosper over the long term. For a closer look at our investment process, we invite you to read this report’s feature article, “Finding opportunities: The benefit of global research.”

Thank you again for your support. We look forward to reporting to you in six months.

Cordially,

Donald D. O’Neal
Vice Chairman of the Board

Alan N. Berro
President

February 8, 2013

Protected Asset Allocation FundSM

On September 28, 2012, American Funds Insurance Series introduced a new fund, Protected Asset Allocation Fund.

Protected Asset Allocation Fund invests primarily in shares of American Funds Insurance Series Asset Allocation Fund. However, the fund seeks to provide lower volatility than the underlying fund through the use of a risk management strategy that adjusts its effective exposure to stocks during periods of market volatility.

Because of its unique structure, Protected Asset Allocation Fund does not appear in this report. The fund has its own annual report and prospectuses, which are available to view and download at americanfunds.com/afis.

American Funds Insurance Series

52

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Country diversification	(percent of net assets)
Europe
Germany	11.2%

United Kingdom	10.1

Switzerland	7.9

France	7.5

Russia	2.9

Belgium	2.0

Sweden	1.5

Other	4.7

47.8

Asia/Pacific Basin
Japan	9.9

China	7.4

Hong Kong	7.2

South Korea	7.2

India	5.8

Indonesia	1.7

Thailand	1.2

Other	2.0

42.4

Other regions
South Africa	1.7

Israel	1.7

3.4

The Americas
Brazil	1.6

Other	1.6

3.2

Short-term securities & other assets less liabilities	3.2

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 3	Class 4
1 year	18.21%	17.91%	17.97%	17.65%
5 years	–1.82	–2.07	–2.00	–2.31
10 years	9.93	9.66	9.74	9.39
Lifetime (since May 1, 1990)	8.37	8.09	8.18	7.83

Expense ratios	.54	.79	.72	1.04	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

MSCI ACWI ex USA results reflect dividends net of withholding taxes. The index is unmanaged and, therefore, has no expenses.

1 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afi s. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund increased 17.91% for the 12 months ended December 31, 2012. The MSCI ACWI (All Country World Index) ex USA gained 16.83%.

          Despite the challenging year in which Europe faced possible long-term stagnation, China recorded slower gross domestic product (GDP) growth, the U.S. had stubbornly high unemployment rates and Japan fell deeper into recession, global stock markets still managed strong gains.

          Companies based in Germany, such as Bayer, BMW and Daimler, continued their strong results. As well, some European industrial companies, including Assa Abloy and Bureau Veritas, contributed to the fund. Mindray, a China-based medical equipment manufacturer, also buoyed results. The fund’s cash holdings and lower concentration of financial stocks were detractors.

          The macroeconomic outlook is somewhat brighter than a year ago given the signs of recovery and less political uncertainty now that elections in the U.S., China and France are decided. It is possible, however, that some of this positive sentiment may be reflected in the recent strong equity returns. No matter the macroeconomic backdrop, the fund’s portfolio counselors will continue to seek well-managed companies at attractive valuations.

American Funds Insurance Series

53

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afi s. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth and Income Fund gained 17.56% for the 12 months ended December 31, 2012, while the MSCI ACWI (All Country World Index) rose 16.13%.

          Most major markets shrugged off concerns about the European debt crisis and slowing growth in China to record strong returns in 2012.

          Several of the fund’s largest holdings were among the main contributors to the result for the year, including some companies in the consumer discretionary sector that have benefited from increasing consumer confidence and an improving real estate market.

          Most of the fund’s industry sectors had double-digit gains for the year. The weakest areas continued to be materials, where companies have been hurt by slowing global demand, and energy, though the fund’s relatively low exposure to the latter sector was a plus. The fund’s cash holdings were a drag in the rising markets.

          Outside the U.S., holdings in Japan, Taiwan and the United Kingdom had the most positive impact on the fund’s results, while Canada, the Netherlands and South Africa were generally weak.

          The fund’s portfolio counselors are monitoring global macroeconomic issues that could create headwinds in 2013, but they believe valuations of many companies remain reasonable and see plenty of opportunities for long-term investors.

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Country diversification	(percent of net assets)
The Americas
United States	47.0%

Canada	5.1

Mexico	.8

52.9

Asia/Pacific Basin
Taiwan	4.4

China	3.3

Japan	3.3

Australia	2.8

Hong Kong	2.0

Singapore	1.3

India	1.3

Indonesia	.6

Other	1.5

20.5

Europe
France	6.3

United Kingdom	5.8

Germany	3.1

Switzerland	2.1

Netherlands	1.3

Belgium	.6

Other	.9

20.1

Other regions
South Africa	2.9

Bonds, short-term securities & other assets less liabilities	3.6

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 4
1 year	17.93%	17.56%	17.27%
5 years	0.79	0.55	0.27
Lifetime (since May 1, 2006)	4.00	3.74	3.47

Expense ratios	.63	.88	1.12	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from May 1, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

MSCI ACWI results reflect dividends net of withholding taxes. The index is unmanaged and, therefore, has no expenses.

1 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

American Funds Insurance Series

54

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afi s. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund gained 16.50% for the 12 months ended December 31, 2012, slightly trailing the 16.83% return of the MSCI ACWI (All Country World Index) ex USA.

          Most major markets had strong returns in 2012 despite ongoing concerns about the debt crisis in Europe, slowing growth in China and the U.S. fiscal cliff.

          Several of the fund’s largest holdings continued to make solid contributions to results, including tobacco, oil and gas, and utility companies that have provided good yields and predictable returns.

          The fund’s low exposure to financial companies relative to its benchmark index has been a benefit in recent years, but held back results this year when European banks rallied after the European Central Bank reaffirmed its support for the euro.

          The portfolio counselors are encouraged by economic development in Southeast Asia and believe fund holdings in the region can benefit. They are also excited about the prospects for some of the portfolio’s technology companies involved in touch displays and mobile devices.

          Optimism that the European situation will be resolved without a breakup of the European Union has helped some European and cyclical holdings in recent months. However, much remains to be done to restore competitiveness in southern European countries and the fund remains quite defensively positioned.

Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Country diversification	(percent of net assets)
Europe
United Kingdom	19.7%

France	6.5

Sweden	6.2

Switzerland	4.3

Germany	3.5

Russia	3.5

Netherlands	2.6

Belgium	1.3

Other	3.4

51.0

Asia/Pacific Basin
Japan	6.0

China	5.7

Hong Kong	5.5

Taiwan	3.7

Australia	3.6

Indonesia	2.2

Singapore	1.9

Thailand	1.4

India	1.0

Other	1.1

32.1

The Americas
United States	4.7

Canada	1.8

Mexico	1.0

Other	.5

8.0

Other regions
Other	.1

Short-term securities & other assets less liabilities	8.8

Total	100.0%

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012
	Class 1	Class 2	Class 4
1 year	16.84%	16.50%	16.28%
Lifetime (since November 18, 2008)	14.69	14.40	14.13

Expense ratios	.73	.99	1.24	[1]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from November 18, 2008, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

MSCI ACWI ex USA results reflect dividends net of withholding taxes. The index is unmanaged and, therefore, has no expenses.

1 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

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Where the fund’s assets were invested as of December 31, 2012	(percent of net assets)

Average annual total returns based on a $1,000 investment for periods ended December 31, 2012

	Class 1	Class 2	Class 3	Class 4
1 year	16.44%	16.19%	16.28%	15.89%
5 years	3.21	2.96	3.04	2.71
10 years	7.63	7.36	7.44	7.10
Lifetime (since August 1, 1989)	8.16	7.87	7.96	7.62

Expense ratios	.31	.56	.49	.81	[2]

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are for the year ended December 31, 2012. See the Financial Highlights table in this report for details.

The indexes are unmanaged and, therefore, have no expenses.

1 The 60/40 S&P/Barclays Index blends the S&P 500 with the Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.

2 The expense ratio for Class 4 shares is estimated based on current fiscal-year expenses.

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afi s. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund gained 16.19% for the 12 months ended December 31, 2012. Its benchmark indexes, the S&P 500 for stocks and the Barclays U.S. Aggregate Index for bonds, rose 15.99% and 4.21%, respectively. The 60/40 S&P/ Barclays Index1 gained 11.30%.

          After a strong start to the year, U.S. stocks faltered in April and May before a midyear rally that continued until October when investors lost patience with the fiscal cliff negotiations.

          Holdings in eight of the fund’s 10 industry sectors recorded double-digit gains for the year. Better U.S. housing data, stronger auto sales and rising consumer confidence lifted stocks in the consumer discretionary sector, which had the fund’s best returns. Media, specialty retail and auto companies were the sector’s major contributors. The financials sector also provided strong results, while the fund’s second-smallest sector, utilities, was the weakest.

          The fund’s holdings outside the U.S. were generally positive; the Netherlands, South Korea, France and South Africa had the most impact.

          During 2012, the portfolio counselors continued to emphasize investments in stocks, which accounted for 71.6% of net assets at December 31, down from 74.8% a year earlier.

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Finding opportunities

The benefit of global research

One of the defining characteristics of American Funds is our focus on research. We call it the backbone of our investment management system. Research plays a critical role in investment decisions for the funds in American Funds Insurance Series, giving the series’ portfolio counselors and investment analysts a complete view of the potential opportunities and pitfalls of securities under consideration.

American Funds Insurance Series

The research process starts with investment analysts, who have specialized knowledge of the companies and industries they follow. Many have been following the same companies for decades. Says series vice chairman and Growth-Income Fund portfolio counselor Don O’Neal, “The investment analysts are the core of our research, where all the ideas get generated. What’s great about our system is that on one side we have this vast store of expert knowledge — the investment analysts — and on the other side is a reservoir of experience and perspective — the portfolio counselors. Mix them together and we have pretty good investment judgment.”

Global view

“Research has been one of our core strengths since the inception of the company in the 1930s,” adds Don. “I think what’s unique about the way we do research is our global integration. For example, every week we bring together people to talk about what’s going on in technology. There are a range of people on the call, mostly investment analysts, from Asia, from the U.S. and from Europe.

“Research trips are another example of our global approach. In August, a group of investment analysts and portfolio counselors from around the world visited Silicon Valley; we saw five or six technology companies a day. This annual get-together is a great opportunity to not only meet companies but also exchange ideas with colleagues on company-specific topics that come up in the meetings, as well as items that might affect the big picture.”

Some research visits are more geographically oriented than industry-focused. For example, a group of analysts might decide to go to Seattle to see some of the major companies in that area, or visit the Midwest where they’ll see companies in different industries.

Diverse perspectives

All American Funds are managed using our unique investment process in which fund assets are divided among several investment professionals who manage each respective slice independently. With varied backgrounds and responsibilities, the funds’ portfolio counselors bring a diversity of perspectives that can provide additional context as each considers how to invest his or her portion of the portfolio.

New World Fund and Global Balanced Fund fixed-income portfolio counselor Rob Neithart explains how research factors into

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this aspect of the investment process: “Part of our responsibilities as portfolio counselors is to make decisions that determine how fund portfolios are structured across different asset classes.

“So we need to have analysis that guides us in that discussion. There’s a lot of sharing of information about our individual investment strategies, why we’re doing what we’re doing, where we think we’ll be changing our positions, what we think looks attractively priced and what looks expensive.”

These meetings are attended by economists of the Capital Strategy Research group, who provide a view of world markets and global economic trends to help the portfolio counselors as they consider longer term portfolio adjustments.

Credit analysis

A key aspect of the research process is the collaborative sharing of information across different groups and offices. Rob attends frequent conference calls in which American Funds fixed-income credit analysts discuss their research. These analysts, located in our offices around the world, focus on a range of topics including corporate credits, duration, yield curve, sector relative value, sovereign governments and foreign exchange.

Rob describes how energy analyst Damien McCann’s research contributes to the investment process: “Damien’s coverage encompasses every major market, including a large chunk of emerging markets. Not only does he cover the major energy producers, he also focuses on the pipeline companies and the energy transport infrastructure.

“When energy comes up in a meeting, he’ll update us on his views about individual companies and the environment in which they are operating. He will give us a general framework providing context to the business fundamentals of energy producers. Then we’ll consider relative value and if there are yield curve issues that we can identify that might be helpful to drive our positioning.”

Developing themes

Portfolio counselor David Riley’s approach to investing for International Growth and Income Fund is security-specific, but always within the context of his own macro framework. “The way I put together my portion of the portfolio relates strongly to my macroeconomic and world view,” he explains. “For example, I was very negative about — and skeptical of — European austerity policies and moved early to significantly reduce exposure to stocks of companies domiciled in countries on rapidly deteriorating sovereign ratings trajectories.

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“My other overlay on the equity side would be thematic in that I’m interested in companies with good or improving competitive positions, and companies with defensive moats around them, such as proprietary technology. I’m also interested in branded growth companies, such as beverage companies, with some pricing power. I look for analyst ideas that stand out because they fit into a particular framework. The framework will change over time because the world’s not static.”

David, who is based in Washington, D.C., spends about half his time traveling. When we caught up with him, he’d just returned from a week-long trip to visit companies in Australia and was about to head off to Germany, with more company visits on the agenda. Typically, he’ll visit a company with the investment analyst who covers it and a couple of portfolio counselors from other funds.

“In Australia we visited eight companies a day — some whose securities I already own, some I don’t — meeting with the management and discussing our impressions later,” adds David. “Individual analysts have direct responsibilities for the companies they cover and they’re paid to make recommendations. It’s my job to add another filter on top of that.”

Paper trail

After these company visits, the analysts write comprehensive research notes that are distributed to investment professionals across the organization. Summaries of the many investment conference calls that take place each week are also made available to the portfolio counselors.

For David, these notes are a valuable resource. “I read all internal publications. Once a week or so, I’ll take a giant stack of papers home and read it from beginning to end. Then I follow up directly with the analysts. As a manager investing in both bonds and equities, it would be impossible for me to be on every internal call. If I did that, I wouldn’t have time to do anything else, including sleep! I join some calls when I can and I read all the summaries of the calls that I’m not able to join.”

On-the-ground research

London-based Global Balanced Fund fixed-income portfolio counselor Mark Brett is also an enthusiastic advocate for research that helps provide a global macroeconomic view. He relies heavily on the economists and other analysts of Capital Strategy Research and recently accompanied the group on a research trip to China.

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“I’m really picky about research trips,” says Mark. “I want to go on those that help me with the big picture.

“The China trip was one of the best I’ve been on. We split up into five groups, with one group looking at industrial companies, one at financial companies, one focused on regulatory change, one looking at housing and one researching energy resources. We all got together at the end to discuss what we’d learned and then we wrote our reports.

“I was in the industrial group, which was looking at competitiveness and labor costs. I wanted to know if the renminbi (the Chinese currency) is still cheap. The feedback I got from several companies confirmed what we were trying to calculate from a top-down basis — that thanks to higher wages, which have run way ahead of productivity, the currency is no longer particularly cheap. That has big implications for things like the American trade balance and foreign direct investment in the U.S. That’s the sort of research I really like — a compelling blend of specific microeconomic issues and the big macroeconomic drivers.”

Putting it all together

American Funds has always placed great emphasis on research. We were one of the first U.S. investment companies to open a research office outside the United States — in Geneva in 1962. We’ve since added offices in most major overseas financial centers, including London, Hong Kong, Tokyo and Beijing.

While the scope and reach of American Funds’ research effort has expanded over the years, what hasn’t changed is our long-term focus. Says Don, “In the recent past, a lot of other firms have trended toward trading or research with a short-term horizon. We’ve stayed true to our long-term focus. If all you care about is the short term, you might miss big trends in companies that are in transition or have new leadership. We are trying to capture large moves in stocks over time, not blips. We are investors, not traders, so we have a whole different mindset.” ■

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International Fund

Summary investment portfolio December 31, 2012

Largest individual equity securities	Percent of net assets
Samsung Electronics	4.85%
Novartis	3.94
Bayer	2.90
BP	2.45
SOFTBANK	2.10
AIA Group	1.81
MTN Group	1.72
Teva Pharmaceutical Industries	1.71
Nestlé	1.51
Anheuser-Busch InBev	1.48

Common stocks — 95.96%

	Shares	Value (000)	Percent of net assets
Consumer discretionary — 15.95%
British Sky Broadcasting Group PLC[1]	9,594,500	$119,854	1.31%
Hyundai Motor Co.[1]	476,500	98,076	1.07
Sands China Ltd.[1]	21,522,000	96,405	1.06
Tata Motors Ltd.[1]	16,327,235	93,521	1.02
Bayerische Motoren Werke AG1	932,300	89,913.99
Li & Fung Ltd.[1]	46,726,000	83,943.92
Rakuten, Inc.[1]	10,419,000	81,255.89
Daimler AG1	1,268,000	69,290.76
Nissan Motor Co., Ltd.[1]	6,995,000	66,393.73
Volkswagen AG, nonvoting preferred[1]	257,800	58,651.64
Belle International Holdings Ltd.[1]	25,700,000	56,756.62
Other securities		541,964	5.94
		1,456,021	15.95

Financials — 13.70%
AIA Group Ltd.[1]	3,789,600	164,697	1.81
Sberbank of Russia (ADR)[1]	8,194,000	101,854	1.34
Sberbank of Russia (GDR)[1,2]	1,604,711	19,947
Prudential PLC[1]	6,570,265	91,677	1.00
Housing Development Finance Corp. Ltd.[1]	6,004,000	91,583	1.00
BNP Paribas SA1	1,315,001	74,123.81
Bank of China Ltd., Class H1	152,733,000	69,142.76
Credit Suisse Group AG1	2,656,920	66,666.73
Banco Bradesco SA, preferred nominative	3,382,636	58,104.64
Other securities		512,405	5.61
		1,250,198	13.70

Health care — 13.45%
Novartis AG1	5,675,613	359,332	3.94
Bayer AG1	2,786,423	264,606	2.90
Teva Pharmaceutical Industries Ltd. (ADR)	4,182,000	156,156	1.71
JSC Pharmstandard (GDR)[1,3]	3,805,800	64,278.76
JSC Pharmstandard (GDR)[1,2,3]	307,300	5,190
Fresenius SE & Co. KGaA[1]	216,178	67,399.74
Merck KGaA[1]	477,931	63,057.69
Other securities		247,869	2.71
		1,227,887	13.45

Industrials — 11.50%
SMC Corp.[1]	693,900	125,883	1.38
Legrand SA1	200,000	77,006.84
Deutsche Lufthansa AG1	4,074,500	76,586.84
Jardine Matheson Holdings Ltd.[1]	1,206,800	75,052.82
Bureau Veritas SA1	641,348	71,307.78
ASSA ABLOY AB, Class B1	1,865,000	70,227.77
Other securities		553,442	6.07
		1,049,503	11.50

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International Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Information technology — 10.58%
Samsung Electronics Co. Ltd.[1]	309,350	$442,749	4.85%
Murata Manufacturing Co., Ltd.[1]	1,761,000	103,862	1.14
Baidu, Inc., Class A (ADR)[3]	898,000	90,060.98
NetEase, Inc. (ADR)[3]	2,014,735	85,727.94
Other securities		243,496	2.67
		965,894	10.58

Consumer staples — 7.89%
Nestlé SA1	2,117,900	138,032	1.51
Anheuser-Busch InBev NV1	1,548,097	135,286	1.48
Pernod Ricard SA1	754,960	88,773.98
Charoen Pokphand Foods PCL[1]	68,475,000	75,913.83
L’Oréal SA, non-registered shares[1]	396,700	55,415.61
Other securities		226,353	2.48
		719,772	7.89

Telecommunication services — 6.54%
SOFTBANK CORP.[1]	5,237,000	191,631	2.10
MTN Group Ltd.[1]	7,474,900	157,111	1.72
Other securities		247,856	2.72
		596,598	6.54

Materials — 5.80%
Nitto Denko Corp.[1]	2,075,800	102,130	1.12
Linde AG1	502,615	87,651.96
Syngenta AG1	170,200	68,656.75
Other securities		271,098	2.97
		529,535	5.80

Energy — 5.18%
BP PLC[1]	32,288,802	223,721	2.45
Royal Dutch Shell PLC, Class B1	1,730,000	61,229.67
Other securities		188,083	2.06
		473,033	5.18

Utilities — 2.67%
Power Grid Corp. of India Ltd.[1]	61,651,640	129,528	1.42
Other securities		114,338	1.25
		243,866	2.67

Miscellaneous — 2.70%
Other common stocks in initial period of acquisition		246,744	2.70
Total common stocks (cost: $6,854,965,000)		8,759,051	95.96

Convertible securities — 0.04%

Financials — 0.04%
Other securities		3,762.04
Total convertible securities (cost: $2,568,000)		3,762.04

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International Fund

Bonds, notes & other debt instruments — 0.82%

	Principal amount (000)	Value (000)	Percent of net assets
U.S. Treasury bonds & notes — 0.76%
U.S. Treasury 4.75% 2014	$65,000	$69,018.76%

Financials — 0.06%
Other securities		5,520.06
Total bonds, notes & other debt instruments (cost: $73,181,000)		74,538.82

Short-term securities — 3.02%

Fannie Mae 0.14% due 1/3–1/7/2013	73,500	73,499.80
Nestlé Finance International Ltd. 0.17% due 1/15/2013	40,000	39,998.44
Other securities		162,388	1.78
Total short-term securities (cost: $275,876,000)		275,885	3.02
Total investment securities (cost: $7,206,590,000)		9,113,236	99.84
Other assets less liabilities		14,147.16
Net assets		$9,127,383	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $6,802,000, an aggregate cost of $32,657,000, and which represented .07% of the net assets of the fund) were acquired from 2/11/1998 to 4/18/2002 through private placement transactions exempt from registration under the Securities Act of 1933 which may subject them to legal or contractual restrictions on resale.

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

			Contract amount			Unrealized appreciation (depreciation) at 12/31/2012 (000)
	Settlement date	Counterparty	Receive (000)	Deliver (000)
Sales:
Australian dollars	1/14/2013	UBS AG	$11,609	A$	11,000	$199
Euros	1/11/2013	UBS AG	$193,359		€149,000	(3,333)
						$(3,134)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $8,044,798,000, which represented 88.14% of the net assets of the fund. This amount includes $8,033,356,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]

Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $111,495,000, which represented 1.22% of the net assets of the fund.

[3]	Security did not produce income during the last 12 months.

Key to abbreviations and symbols
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
A$ = Australian dollars
€ = Euros

See Notes to Financial Statements

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Global Growth and Income Fund

Summary investment portfolio December 31, 2012

Largest individual equity securities	Percent of net assets
Home Depot	3.80%
Merck	3.44
Taiwan Semiconductor Manufacturing	3.32
Virgin Media	2.88
AXA	1.95
Newmont Mining	1.84
Yamana Gold	1.71
Agricultural Bank of China	1.70
MTN Group	1.70
Google	1.42

Common stocks — 95.68%

	Shares	Value (000)	Percent of net assets
Consumer discretionary — 18.64%
Home Depot, Inc.	1,240,000	$76,694	3.80%
Virgin Media Inc.	1,582,500	58,157	2.88
Comcast Corp., Class A	745,000	27,848	1.38
Amazon.com, Inc.[1]	94,000	23,607	1.17
Honda Motor Co., Ltd.[2]	608,000	22,410	1.11
D.R. Horton, Inc.	1,000,000	19,780.98
Toll Corp.[1]	600,000	19,398.96
News Corp., Class A	720,000	18,389.91
Bayerische Motoren Werke AG2	170,000	16,395.81
HUGO BOSS AG2	150,000	15,905.79
McGraw-Hill Companies, Inc.	280,500	15,335.76
Other securities		62,022	3.09
		375,940	18.64

Financials — 18.37%
AXA SA2	2,171,935	39,286	1.95
Agricultural Bank of China, Class H2	68,383,000	34,388	1.70
Marsh & McLennan Companies, Inc.	800,000	27,576	1.37
CME Group Inc., Class A	432,500	21,932	1.09
Industrial and Commercial Bank of China Ltd., Class H2	29,986,165	21,625	1.07
Macquarie International Infrastructure Fund Ltd.[2]	36,200,164	18,606.92
JPMorgan Chase & Co.	408,200	17,949.89
Grupo Financiero Santander México, SAB de CV, Class B (ADR)[1]	1,025,000	16,584.82
Prudential PLC[2]	1,000,000	13,953.69
Rayonier Inc.[1]	260,000	13,476.67
Wells Fargo & Co.	335,000	11,450.57
Other securities		133,728	6.63
		370,553	18.37

Information technology — 9.26%
Taiwan Semiconductor Manufacturing Co. Ltd.[2]	17,975,000	60,161	3.32
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	400,000	6,864
Google Inc., Class A1	40,450	28,694	1.42
STMicroelectronics NV2	2,000,000	14,582.72
Other securities		76,551	3.80
		186,852	9.26

Materials — 9.07%
Newmont Mining Corp.	800,000	37,152	1.84
Yamana Gold Inc.	2,000,000	34,402	1.71
Barrick Gold Corp.	650,000	22,756	1.13
Nucor Corp.	370,000	15,977.79
Dow Chemical Co.	445,000	14,382.71
Impala Platinum Holdings Ltd.[2]	685,648	13,844.69
BASF SE2	143,300	13,469.67
Other securities		31,011	1.53
		182,993	9.07

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Global Growth and Income Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Industrials — 8.58%
Meggitt PLC[2]	3,480,500	$21,697	1.08%
United Continental Holdings, Inc.[1]	900,000	21,042	1.04
Lockheed Martin Corp.	200,000	18,458.92
Schneider Electric SA2	184,242	13,741.68
Other securities		98,067	4.86
		173,005	8.58

Health care — 8.43%
Merck & Co., Inc.	1,694,544	69,375	3.44
Novartis AG2	303,000	19,183.95
Sonic Healthcare Ltd.[2]	1,294,329	18,074.90
Takeda Pharmaceutical Co. Ltd.[2]	300,000	13,407.66
Other securities		49,884	2.48
		169,923	8.43

Consumer staples — 8.22%
Unilever NV, depository receipts[2]	705,000	26,602	1.32
Mondelez International, Inc.	550,000	14,009.69
Other securities		125,176	6.21
		165,787	8.22

Energy — 5.93%
Royal Dutch Shell PLC, Class B (ADR)	225,000	15,950	1.29
Royal Dutch Shell PLC, Class A (ADR)	145,000	9,998
Kinder Morgan, Inc.	550,000	19,432.96
Coal India Ltd.[2]	2,300,000	14,889.74
Other securities		59,388	2.94
		119,657	5.93

Telecommunication services — 5.59%
MTN Group Ltd.[2]	1,630,000	34,260	1.70
TalkTalk Telecom Group PLC[2]	5,691,100	22,043	1.09
AT&T Inc.	525,000	17,698.88
Other securities		38,757	1.92
		112,758	5.59

Utilities — 3.59%
Power Assets Holdings Ltd.[2]	2,250,000	19,283.95
Exelon Corp.	500,000	14,870.74
National Grid PLC[2]	1,236,680	14,165.70
Other securities		24,148	1.20
		72,466	3.59
Total common stocks (cost: $1,564,395,000)		1,929,934	95.68

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Global Growth and Income Fund

Convertible securities — 0.75%

	Value (000)	Percent of net assets
Other — 0.75%
Other securities	$15,185.75%
Total convertible securities (cost: $11,667,000)	15,185.75

Bonds, notes & other debt instruments — 1.33%

Other — 1.33%
Other securities	26,788	1.33
Total bonds, notes & other debt instruments (cost: $21,689,000)	26,788	1.33

Short-term securities — 2.13%

	Principal amount (000)

Variable Funding Capital Company LLC 0.15% due 1/25/2013[3]	$10,600	10,599.53
Other securities		32,299	1.60
Total short-term securities (cost: $42,898,000)		42,898	2.13
Total investment securities (cost: $1,640,649,000)		2,014,805	99.89
Other assets less liabilities		2,170.11
Net assets		$2,016,975	100.00%

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $929,000, an aggregate cost of $2,789,000, and which represented .05% of the net assets of the fund) were acquired on 12/17/2009 through private placement transactions exempt from registration under the Securities Act of 1933 which may subject them to legal or contractual restrictions on resale.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is included in “Other securities” under the respective industry sector in the summary investment portfolio. Further details on such holdings and related transactions during the year ended December 31, 2012, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliate at 12/31/2012 (000)
Rickmers Maritime	27,420,000	—	—	27,420,000	$658	$7,761

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $830,971,000, which represented 41.20% of the net assets of the fund. This amount includes $830,042,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[3]

Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $26,943,000, which represented 1.34% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

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67

International Growth and Income Fund

Summary investment portfolio December 31, 2012

Largest individual equity securities	Percent of net assets
Philip Morris International	4.27%
British American Tobacco	4.01
BP	2.58
National Grid	2.02
SSE	1.89
GDF SUEZ	1.72
Jardine Matheson Holdings	1.68
Ziggo	1.55
Singapore Telecommunications	1.41
SOFTBANK	1.37

Common stocks — 86.67%

	Shares	Value (000)	Percent of net assets
Consumer staples — 16.03%
Philip Morris International Inc.	218,340	$18,262	4.27%
British American Tobacco PLC[1]	338,600	17,157	4.01
Anheuser-Busch InBev NV1	64,500	5,637	1.32
Pernod Ricard SA1	34,400	4,045.94
Imperial Tobacco Group PLC[1]	87,600	3,383.79
Danone SA1	48,900	3,231.76
Nestlé SA1	49,550	3,229.75
Other securities		13,658	3.19
		68,602	16.03

Financials — 13.94%
Nordea Bank AB1	477,000	4,568	1.07
Link Real Estate Investment Trust[1]	845,000	4,226.99
Sberbank of Russia (ADR)[1]	218,500	2,716.97
Sberbank of Russia (GDR)[1,2]	116,832	1,452
Chongqing Rural Commercial Bank Co., Ltd., Class H1	7,195,000	4,005.94
BNP Paribas SA1	70,400	3,968.93
Prudential PLC[1]	249,750	3,485.81
Japan Real Estate Investment Corp.[1]	316	3,100.72
Axis Bank Ltd.[1]	122,200	3,056.71
Westfield Group[1]	189,500	2,091.49
Other securities		26,988	6.31
		59,655	13.94

Consumer discretionary — 11.54%
H & M Hennes & Mauritz AB, Class B1	122,400	4,253	1.00
NEXT PLC[1]	52,700	3,253.76
Isuzu Motors Ltd.[1]	525,000	3,127.73
WPP PLC[1]	210,100	3,054.71
Other securities		35,703	8.34
		49,390	11.54

Telecommunication services — 9.53%
Ziggo NV1	205,654	6,647	1.55
Singapore Telecommunications Ltd.[1]	2,222,000	6,043	1.41
SOFTBANK CORP.[1]	159,700	5,844	1.37
China Communications Services Corp. Ltd., Class H1	7,054,800	4,099.96
TeliaSonera AB1	587,000	3,998.93
OJSC Mobile TeleSystems (ADR)	199,200	3,715.87
Other securities		10,445	2.44
		40,791	9.53

American Funds Insurance Series

68

International Growth and Income Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Utilities — 9.21%
National Grid PLC[1]	756,265	$8,663	2.02%
SSE PLC[1]	350,350	8,097	1.89
GDF SUEZ[1]	357,099	7,358	1.72
PT Perusahaan Gas Negara (Persero) Tbk[1]	10,741,500	5,141	1.20
Power Assets Holdings Ltd.[1]	482,500	4,135.97
ENN Energy Holdings Ltd.[1]	810,000	3,541.83
Other securities		2,474.58
		39,409	9.21

Industrials — 7.00%
Jardine Matheson Holdings Ltd.[1]	115,700	7,196	1.68
VINCI SA1	94,300	4,488	1.05
AB Volvo, Class B1	249,800	3,445.81
ASSA ABLOY AB, Class B1	89,900	3,385.79
Other securities		11,392	2.67
		29,906	7.00

Health care — 6.18%
Novartis AG1	90,970	5,759	1.35
Fresenius SE & Co. KGaA[1]	37,000	4,258.99
Sonic Healthcare Ltd.[1]	294,475	4,112.96
Fresenius Medical Care AG & Co. KGaA[1]	43,100	2,978.70
Other securities		9,351	2.18
		26,458	6.18

Energy — 5.19%
BP PLC[1]	1,592,651	11,035	2.58
BG Group PLC[1]	234,000	3,924.92
Other securities		7,249	1.69
		22,208	5.19

Information technology — 4.88%
TPK Holding Co., Ltd.[1]	237,000	4,233.99
Quanta Computer Inc.[1]	1,633,020	3,860.90
Samsung Electronics Co. Ltd.[1]	2,570	3,678.86
Other securities		9,109	2.13
		20,880	4.88

Materials — 3.15%
Nitto Denko Corp.[1]	80,900	3,980.93
Other securities		9,493	2.22
		13,473	3.15

Miscellaneous — 0.02%
Other common stocks in initial period of acquisition		97.02
Total common stocks (cost: $331,110,000)		370,869	86.67

American Funds Insurance Series

69

International Growth and Income Fund

Bonds, notes & other debt instruments — 4.50%

	Principal amount (000)	Value (000)	Percent of net assets
Telecommunication services — 1.02%
MTS International Funding Ltd. 8.625% 2020[2]	$2,224	$2,816.66%
Other securities		1,549.36
		4,365	1.02

Financials — 0.68%
Westfield Group 4.625% 2021[2]	2,385	2,673.62
Other securities		236.06
		2,909.68

Other — 2.80%
Other securities		11,993	2.80
Total bonds, notes & other debt instruments (cost: $17,382,000)		19,267	4.50

Short-term securities — 10.37%

U.S. Treasury Bills 0.128%–0.138% due 3/21–6/6/2013	15,900	15,897	3.71
Variable Funding Capital Corp. 0.17% due 1/23/2013[2]	10,000	9,999	2.34
Freddie Mac 0.15% due 5/21/2013	7,500	7,497	1.75
Bank of Nova Scotia 0.02% due 1/2/2013	4,700	4,700	1.10
Federal Home Loan Bank 0.152% due 4/1/2013	3,900	3,900.91
Other securities		2,400.56
Total short-term securities (cost: $44,387,000)		44,393	10.37
Total investment securities (cost: $392,879,000)		434,529	101.54
Other assets less liabilities		(6,599)	(1.54)
Net assets		$427,930	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $331,454,000, which represented 77.46% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[2]

Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $16,290,000, which represented 3.81% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

70

Asset Allocation Fund

Summary investment portfolio December 31, 2012

Largest individual equity securities	Percent of net assets
Comcast	2.25%
Gilead Sciences	2.03
Kinder Morgan	2.03
Home Depot	1.96
Merck	1.94
Oracle	1.82
Chevron	1.58
ACE	1.49
Goldman Sachs Group	1.48
Boeing	1.45

Common stocks — 71.56%

	Shares	Value (000)	Percent of net assets
Consumer discretionary — 10.98%
Comcast Corp., Class A	7,500,000	$280,350	2.25%
Home Depot, Inc.	3,950,000	244,308	1.96
VF Corp.	700,000	105,679.85
General Motors Co.[1]	3,500,000	100,905.81
Amazon.com, Inc.[1]	400,000	100,456.80
DIRECTV[1]	1,850,000	92,796.74
SES SA, Class A (FDR)[2]	3,000,000	86,786.70
Other securities		357,687	2.87
		1,368,967	10.98

Financials — 10.58%
ACE Ltd.	2,320,000	185,136	1.49
Goldman Sachs Group, Inc.	1,450,000	184,962	1.48
American Express Co.	2,600,000	149,448	1.20
American Tower Corp.	1,700,000	131,359	1.05
JPMorgan Chase & Co.	2,500,000	109,925.88
Citigroup Inc.	2,750,000	108,790.87
Bank of America Corp.	8,000,000	92,800.75
Other securities		355,831	2.86
		1,318,251	10.58

Health care — 9.79%
Gilead Sciences, Inc.[1]	3,450,000	253,402	2.03
Merck & Co., Inc.	5,900,000	241,546	1.94
Baxter International Inc.	2,360,000	157,318	1.26
Johnson & Johnson	2,175,000	152,467	1.22
Cardinal Health, Inc.	3,340,000	137,541	1.11
Bristol-Myers Squibb Co.	3,600,000	117,324.94
UnitedHealth Group Inc.	1,500,000	81,360.65
Other securities		79,566.64
		1,220,524	9.79

Energy — 8.71%
Kinder Morgan, Inc.	7,140,000	252,256	2.03
Chevron Corp.	1,825,000	197,356	1.58
Noble Energy, Inc.	800,000	81,392.65
Other securities		554,349	4.45
		1,085,353	8.71

American Funds Insurance Series

71

Asset Allocation Fund

Common stocks

	Shares	Value (000)	Percent of net assets
Information technology — 8.24%
Oracle Corp.	6,800,000	$226,576	1.82%
Microsoft Corp.	6,200,000	165,726	1.33
ASML Holding NV (New York registered)	1,732,500	111,591.90
Texas Instruments Inc.	3,500,000	108,290.87
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	6,270,000	107,593.86
VeriSign, Inc.[1]	2,000,000	77,640.62
Other securities		228,959	1.84
		1,026,375	8.24

Industrials — 7.37%
Boeing Co.	2,400,000	180,864	1.45
Lockheed Martin Corp.	1,815,000	167,506	1.35
General Electric Co.	5,300,000	111,247.89
Canadian Pacific Railway Ltd.	900,000	91,294.73
Parker-Hannifin Corp.	1,000,000	85,060.68
Other securities		282,141	2.27
		918,112	7.37

Materials — 5.28%
FMC Corp.	2,500,000	146,300	1.17
Sealed Air Corp.	5,000,000	87,550.70
LyondellBasell Industries NV, Class A	1,500,000	85,635.69
Dow Chemical Co.	2,500,000	80,800.65
Other securities		257,682	2.07
		657,967	5.28

Consumer staples — 4.67%
Nestlé SA (ADR)	1,250,000	81,462	1.09
Nestlé SA2	830,000	54,095
Unilever NV (New York registered)	3,445,000	131,944	1.06
Wal-Mart Stores, Inc.	1,725,000	117,697.94
Other securities		197,119	1.58
		582,317	4.67

Utilities — 2.20%
Edison International	1,980,000	89,476.72
PG&E Corp.	1,910,000	76,744.62
Other securities		107,523.86
		273,743	2.20

Telecommunication services — 1.34%
SOFTBANK CORP.[2]	2,950,000	107,946.87
Other securities		58,992.47
		166,938	1.34

Miscellaneous — 2.40%
Other common stocks in initial period of acquisition		299,250	2.40
Total common stocks (cost: $6,823,836,000)		8,917,797	71.56

American Funds Insurance Series

72

Asset Allocation Fund

Rights & warrants — 0.01%

	Value (000)	Percent of net assets
Consumer discretionary — 0.01%
Other securities	$701.01%
Total rights & warrants (cost: $432,000)	701.01

Convertible securities — 0.02%

Consumer discretionary — 0.02%
Other securities	3,136.02
Total convertible securities (cost: $1,973,000)	3,136.02

Bonds, notes & other debt instruments — 20.88%

	Principal amount (000)
U.S. Treasury bonds & notes — 6.74%

U.S. Treasury — 6.17%
1.375% 2013	$89,458	89,877.72
0.75%–7.25% 2013–2041	593,567	678,534	5.45
		768,411	6.17

U.S. Treasury inflation-protected securities[3] — 0.57%
0.125%–1.875% 2013–2042	65,985	71,065.57
Total U.S. Treasury bonds & notes		839,476	6.74

Mortgage-backed obligations[4] — 5.75%
Fannie Mae 0%–7.50% 2021–2047[5]	512,891	549,567	4.41
Freddie Mac 1.73%–6.801% 2019–2041[5]	78,057	83,048.67
Other securities		83,718.67
		716,333	5.75

Health care — 1.30%
Cardinal Health, Inc. 5.80% 2016	4,500	5,218.04
Gilead Sciences, Inc. 3.05% 2016	4,300	4,608.04
Other securities		152,184	1.22
		162,010	1.30

Financials — 1.13%
JPMorgan Chase & Co. 3.25%–3.45% 2016–2022	6,500	6,811.06
Murray Street Investment Trust I 4.647% 2017	5,000	5,412.04
American Tower Corp. 4.625% 2015	3,595	3,823.03
Other securities		124,654	1.00
		140,700	1.13

American Funds Insurance Series

73

Asset Allocation Fund

Bonds, notes & other debt instruments

	Principal amount (000)	Value (000)	Percent of net assets
Consumer discretionary — 0.86%
Comcast Corp. 5.65%–6.95% 2035–2037	$6,875	$9,011.07%
Other securities		98,128.79
		107,139.86

Federal agency bonds & notes — 0.44%
Freddie Mac 0.75%–2.50% 2016–2018	37,000	38,291.31
Fannie Mae 6.25% 2029	9,575	13,738.11
Other securities		3,129.02
		55,158.44

Other — 4.66%
Other securities		581,165	4.66
Total bonds, notes & other debt instruments (cost: $2,484,265,000)		2,601,981	20.88

Short-term securities — 9.26%

Freddie Mac 0.10%–0.18% due 1/9–5/20/2013	301,200	301,168	2.42
Fannie Mae 0.12%–0.18% due 2/20–7/1/2013	171,500	171,474	1.37
Federal Home Loan Bank 0.085%–0.21% due 1/11–7/17/2013	146,650	146,618	1.18
U.S. Treasury Bills 0.115%–0.155% due 1/24–5/2/2013	144,200	144,180	1.16
Wal-Mart Stores, Inc. 0.10% due 1/22–1/24/2013[6]	58,700	58,696.47
Chariot Funding, LLC 0.16% due 1/3/2013[6]	13,900	13,900.11
Other securities		317,452	2.55
Total short-term securities (cost: $1,153,343,000)		1,153,488	9.26
Total investment securities (cost: $10,463,849,000)		12,677,103	101.73
Other assets less liabilities		(215,464)	(1.73)
Net assets		$12,461,639	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with a value of $2,383,000, a cost of $4,464,000, and which represented .02% of the net assets of the fund) was acquired from 6/22/2011 to 9/9/2011 through private placement transactions exempt from registration under the Securities Act of 1933 which may subject it to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]

Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $467,748,000, which represented 3.75% of the net assets of the fund. This amount includes $459,686,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Coupon rate may change periodically.
[6]

Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $591,080,000, which represented 4.74% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
FDR = Fiduciary Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

74

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American Funds Insurance Series

75

Financial statements

Statements of assets & liabilities at December 31, 2012

	Global Discovery Fund	Global Growth Fund		Global Small Capitalization Fund	Growth Fund		International Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$263,620	$5,229,632		$3,553,936	$21,919,184		$9,113,236
Affiliated issuers	—	—		69,347	350,297		—
Cash denominated in currencies other than U.S. dollars	—	—		117	—		954
Cash	81	419		119	1,071		193
Unrealized appreciation on open forward currency contracts	—	—		11	—		199
Receivables for:
Sales of investments	6	—		6,250	—		35,840
Sales of fund’s shares	54	541		656	2,916		7,841
Closed forward currency contracts	—	—		—	—		—
Dividends and interest	256	5,111		2,089	9,600		20,214
Other	—	—		—	—		—

	264,017	5,235,703		3,632,525	22,283,068		9,178,477

Liabilities:
Unrealized depreciation on open forward currency contracts	—	—		—	—		3,333
Payables for:
Purchases of investments	1,537	15,300		1,746	24,456		633
Repurchases of fund’s shares	216	28,054		6,363	33,061		37,195
Closed forward currency contracts	—	—		—	—		—
Investment advisory services	127	2,313		2,121	6,158		3,800
Distribution services	48	785		542	3,171		1,157
Administrative services	2	44		30	188		77
Trustees’ deferred compensation	1	27		17	347		158
Non-U.S. taxes	—	74		—	—		4,608
Other	1	44		50	57		133

	1,932	46,641		10,869	67,438		51,094

Net assets at December 31, 2012	$262,085	$5,189,062		$3,621,656	$22,215,630		$9,127,383

Investment securities, at cost:
Unaffiliated issuers	$218,093	$3,893,011		$2,835,274	$14,772,334		$7,206,590

Affiliated issuers	—	—		$108,808	$323,592		—

Cash denominated in currencies other than U.S. dollars, at cost	—	—		$117	—		$954

Net assets consist of:
Capital paid in on shares of beneficial interest	$230,774	$4,203,797		$3,410,177	$16,736,246		$8,558,081
Undistributed (distributions in excess of) net investment income	321	2,832		(28,275)	87,829		(23,909)
(Accumulated) undistributed net realized (loss) gain	(14,539)	(354,096)		(439,466)	(1,781,998)		(1,305,508)
Net unrealized appreciation	45,529	1,336,529		679,220	7,173,553		1,898,719

Net assets at December 31, 2012	$262,085	$5,189,062		$3,621,656	$22,215,630		$9,127,383

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized:
Class 1:
Net assets	$32,807	$1,465,623		$1,018,390	$7,115,681		$3,618,663
Shares outstanding	2,410	62,159		50,518	116,837		204,649
Net asset value per share	$13.61	$23.58		$20.16	$60.90		$17.68
Class 2:
Net assets	$229,278	$3,723,438		$2,603,265	$14,910,964		$5,465,025
Shares outstanding	16,919	158,849		131,050	246,669		310,094
Net asset value per share	$13.55	$23.44		$19.86	$60.45		$17.62
Class 3:
Net assets	—	—		—	$188,984		$43,694
Shares outstanding	—	—		—	3,100		2,468
Net asset value per share	—	—		—	$60.97		$17.70
Class 4:
Net assets	—	$1		$1	$1		$1
Shares outstanding	—	—	*	— *	—	*	— *
Net asset value per share	—	$23.58		$20.16	$60.90		$17.68

See end of Statements of Assets & Liabilities for footnote.

American Funds Insurance Series

76

(dollars and shares in thousands, except per-share amounts)

New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund	Growth- Income Fund		International Growth and Income Fund	Asset Allocation Fund		Global Balanced Fund	Bond Fund		Global Bond Fund

$2,507,768		$4,737,805		$2,007,044	$23,290,313		$434,529	$12,677,103		$156,803	$9,633,801		$2,711,705
—		—		7,761	—		—	—		—	—		—
—		—		81	—		1,030	—		—	—		46
227		1,515		387	4,042		68	4,744		126	1,711		306
—		—		—	—		—	—		22	741		541

5,826		—		—	146,858		1,499	85,294		420	307,826		54,184
3,479		2,929		1,268	3,102		2,365	6,296		272	7,134		3,666
—		—		—	—		—	—		—	351		—
6,307		8,095		3,934	28,357		1,033	32,782		607	55,490		27,851
121		—		—	—		—	—		—	—		—

2,523,728		4,750,344		2,020,475	23,472,672		440,524	12,806,219		158,250	10,007,054		2,798,299

105		—		—	—		—	—		105	731		5,865

27		5,403		—	85,402		12,251	329,680		6,866	1,036,514		167,110
3,506		3,257		2,033	25,897		56	10,519		29	4,980		1,085
—		—		—	—		—	—		—	8		41
1,531		1,633		1,012	5,365		231	3,050		83	2,793		1,165
288		716		387	2,863		47	1,112		25	1,071		353
21		40		17	199		3	105		1	76		22
9		19		7	398		1	106		—	38		6
198		—		26	—		—	—		—	—		—
63		1		18	17		5	8		2	8		36

5,748		11,069		3,500	120,141		12,594	344,580		7,111	1,046,219		175,683

$2,517,980		$4,739,275		$2,016,975	$23,352,531		$427,930	$12,461,639		$151,139	$8,960,835		$2,622,616

$1,981,642		$3,916,430		$1,624,770	$17,839,049		$392,879	$10,463,849		$145,692	$9,260,439		$2,587,241

—		—		$15,879	—		—	—		—	—		—

—		—		$81	—		$1,030	—		—	—		$46

$1,989,312		$4,403,613		$2,181,520	$19,598,534		$400,498	$10,214,179		$141,856	$8,459,909		$2,469,126
(8,688)		22,907		(1,578)	71,481		(2,255)	49,224		(252)	33,380		1,823
11,536		(508,621)		(537,099)	(1,768,760)		(11,961)	(15,022)		(1,497)	94,154		32,151
525,820		821,376		374,132	5,451,276		41,648	2,213,258		11,032	373,392		119,516

$2,517,980		$4,739,275		$2,016,975	$23,352,531		$427,930	$12,461,639		$151,139	$8,960,835		$2,622,616

$1,140,260		$1,357,382		$179,766	$9,781,724		$202,880	$7,198,631		$31,794	$3,916,925		$959,110
49,723		135,123		17,028	254,229		13,271	390,515		3,076	346,925		77,869
$22.93		$10.05		$10.56	$38.48		$15.29	$18.43		$10.34	$11.29		$12.32

$1,377,719		$3,381,892		$1,837,208	$13,402,565		$225,049	$5,225,281		$119,344	$5,043,909		$1,663,505
60,547		339,263		174,387	350,472		14,757	285,452		11,559	451,707		135,618
$22.75		$9.97		$10.54	$38.24		$15.25	$18.31		$10.33	$11.17		$12.27

—		—		—	$168,241		—	$37,726		—	—		—
—		—		—	4,368		—	2,045		—	—		—
—		—		—	$38.52		—	$18.45		—	—		—

$1		$1		$1	$1		$1	$1		$1	$1		$1
—	*	—	*	— *	—	*	— *	—	*	— *	—	*	—	*
$22.93		$10.05		$10.55	$38.47		$15.29	$18.43		$10.33	$11.29		$12.31

See Notes to Financial Statements

American Funds Insurance Series

77

Statements of assets & liabilities at December 31, 2012

(dollars and shares in thousands, except per-share amounts)

	High- Income Bond Fund		Mortgage Fund		U.S. Government/ AAA-Rated Securities Fund		Cash Management Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$2,031,879		$153,122		$4,500,910		$537,904
Affiliated issuers	—		—		—		—
Cash denominated in currencies other than U.S. dollars	—		—		—		—
Cash	3,779		122		125		98
Unrealized appreciation on open forward currency contracts	—		—		—		—
Receivables for:
Sales of investments	277		3,042		319,557		—
Sales of fund’s shares	432		469		2,108		109
Closed forward currency contracts	—		—		—		—
Dividends and interest	32,824		334		13,876		—
Other	—		—		—		—

	2,069,191		157,089		4,836,576		538,111

Liabilities:
Unrealized depreciation on open forward currency contracts	98		—		—		—
Payables for:
Purchases of investments	7,765		20,862		1,009,050		—
Repurchases of fund’s shares	10,105		74		1,701		1,740
Closed forward currency contracts	—		—		—		—
Investment advisory services	802		49		1,064		145
Distribution services	246		10		427		99
Administrative services	17		1		32		5
Trustees’ deferred compensation	40		—	*	38		16
Non-U.S. taxes	—		—		—		—
Other	401		—	*	1		—	*

	19,474		20,996		1,012,313		2,005

Net assets at December 31, 2012	$2,049,717		$136,093		$3,824,263		$536,106

Investment securities, at cost:
Unaffiliated issuers	$1,958,601		$151,887		$4,427,629		$537,880

Affiliated issuers	—		—		—		—

Cash denominated in currencies other than U.S. dollars, at cost	—		—		—		—

Net assets consist of:
Capital paid in on shares of beneficial interest	$2,096,722		$134,502		$3,647,472		$536,098
Undistributed (accumulated) net investment income (loss)	19,941		33		5,925		(16)
(Accumulated) undistributed net realized (loss) gain	(140,132)		323		97,585		—	*
Net unrealized appreciation	73,186		1,235		73,281		24

Net assets at December 31, 2012	$2,049,717		$136,093		$3,824,263		$536,106

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized:
Class 1:
Net assets	$893,745		$86,861		$1,809,277		$66,297
Shares outstanding	80,093		8,293		141,920		5,846
Net asset value per share	$11.16		$10.47		$12.75		$11.34
Class 2:
Net assets	$1,134,764		$49,231		$1,995,166		$459,398
Shares outstanding	102,905		4,707		157,964		41,120
Net asset value per share	$11.03		$10.46		$12.63		$11.17
Class 3:
Net assets	$21,207		—		$19,819		$10,410
Shares outstanding	1,897		—		1,553		925
Net asset value per share	$11.18		—		$12.76		$11.26
Class 4:
Net assets	$1		$1		$1		$1
Shares outstanding	—	*	—	*	—	*	—	*
Net asset value per share	$11.16		$10.47		$12.75		$11.34

*Amount less than one thousand.

American Funds Insurance Series

78

Statements of operations for the year ended December 31, 2012

(dollars in thousands)

	Global Discovery Fund		Global Growth Fund		Global Small Capitalization Fund	Growth Fund	International Fund

Investment income:
Income (net of non-U.S. taxes)[1,2]:
Dividends	$3,382		$98,222		$39,269	$341,806	$209,181
Interest	135		462		2,830	2,726	1,868

	3,517		98,684		42,099	344,532	211,049

Fees and expenses[3]:
Investment advisory services	1,449		26,852		24,722	78,245	44,296
Distribution services — Class 2	548		9,200		6,467	40,726	13,431
Distribution services — Class 3	—		—		—	349	79
Transfer agent services	—	[4]	—	[4]	— [4]	2	1
Administrative services	25		507		350	2,407	895
Reports to shareholders	14		288		193	1,413	471
Registration statement and prospectus	3		99		71	354	125
Trustees’ compensation	2		51		34	277	104
Auditing and legal	17		58		82	161	94
Custodian	27		572		732	783	2,407
State and local taxes	3		58		49	175	90
Other	1		8		10	39	17

Total fees and expenses	2,089		37,693		32,710	124,931	62,010

Net investment income	1,428		60,991		9,389	219,601	149,039

Net realized gain (loss) and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments[2]	9,266		337,708		(62,229)	1,768,337	(84,814)
Forward currency contracts	—		—		(180)	—	(5,310)
Currency transactions	77		(657)		(188)	280	(1,395)

	9,343		337,051		(62,597)	1,768,617	(91,519)

Net unrealized appreciation (depreciation) on:
Investments	35,396		638,596		637,342	1,983,863	1,432,830
Forward currency contracts	—		—		111	—	(3,097)
Currency translations	2		149		157	2	239

	35,398		638,745		637,610	1,983,865	1,429,972

Net realized gain (loss) and unrealized appreciation on investments, forward currency contracts and currency	44,741		975,796		575,013	3,752,482	1,338,453

Net increase in net assets resulting from operations	$46,169		$1,036,787		$584,402	$3,972,083	$1,487,492

See end of Statements of Operations for footnotes.

See Notes to Financial Statements

American Funds Insurance Series

79

Statements of operations for the year ended December 31, 2012

	New World Fund	Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth- Income Fund	International Growth and Income Fund

Investment income:
Income (net of non-U.S. taxes)[1,2]:
Dividends	$39,431	$133,145		$60,503		$485,004	$9,230
Interest	15,321	430		3,725		10,475	724

	54,752	133,575		64,228		495,479	9,954

Fees and expenses[3]:
Investment advisory services	17,217	19,284		12,003		64,310	1,885
Distribution services — Class 2	3,423	8,663		4,617		34,024	538
Distribution services — Class 3	—	—		—		313	—
Transfer agent services	— [4]	—	[4]	—	[4]	2	— [4]
Administrative services	234	468		202		2,386	27
Reports to shareholders	116	193		85		1,380	14
Registration statement and prospectus	48	65		22		356	8
Trustees’ compensation	22	45		20		273	2
Auditing and legal	53	31		30		160	7
Custodian	748	31		196		425	67
State and local taxes	33	34		24		135	3
Other	4	7		4		37	1

Total fees and expenses	21,898	28,821		17,203		103,801	2,552

Net investment income (loss)	32,854	104,754		47,025		391,678	7,402

Net realized gain (loss) and unrealized appreciation (depreciation) on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments[2]	71,708	184,484		43,379		1,607,701	(302)
Forward currency contracts	348	—		—		—	—
Currency transactions	(558)	(2)		(256)		450	(71)

	71,498	184,482		43,123		1,608,151	(373)

Net unrealized appreciation (depreciation) on:
Investments	284,636	312,797		237,042		1,855,167	35,069
Forward currency contracts	(141)	—		—		—	—
Currency translations	83	1		8		(559)	8

	284,578	312,798		237,050		1,854,608	35,077

Net realized gain (loss) and unrealized appreciation (depreciation) on investments, forward currency contracts and currency	356,076	497,280		280,173		3,462,759	34,704

Net increase (decrease) in net assets resulting from operations	$388,930	$602,034		$327,198		$3,854,437	$42,106

[1]	Additional information related to non-U.S. taxes is included in the Notes to Financial Statements.
[2]	Additional information related to affiliated transactions is included in the Notes to Financial Statements.
[3]	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
[4]	Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

80

(dollars in thousands)

Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund	High- Income Bond Fund		Mortgage Fund		U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund

$183,575	$2,509	$96	$19	$667		$—		$—	$—
107,259	1,038	236,543	69,890	152,482		601		42,135	637

290,834	3,547	236,639	69,909	153,149		601		42,135	637

35,034	860	33,340	12,893	9,155		471		12,614	1,764
13,238	251	12,675	4,203	2,792		93		5,042	1,183
69	—	—	—	38		—		38	20
1	— [4]	1	— [4]	—	[4]	—	[4]	— [4]	—	[4]
1,201	13	906	244	198		11		385	55
660	13	445	100	53		12		79	25
177	14	114	75	18		10		47	4
123	1	92	23	23		1		41	8
78	7	56	16	13		1		24	4
229	24	84	370	12		1		11	1
68	— [4]	70	21	17		—	[4]	23	4
18	3	18	10	7		—	[4]	6	1

50,896	1,186	47,801	17,955	12,326		600		18,310	3,069

239,938	2,361	188,838	51,954	140,823		1		23,825	(2,432)

655,917	(1,479)	228,482	27,313	1,278		2,018		115,324	—	[4]
—	107	4,208	(519)	510		—		—	—
1,067	(60)	(1,468)	(3,269)	17		—		—	—

656,984	(1,432)	231,222	23,525	1,805		2,018		115,324	—	[4]

895,524	13,846	63,378	77,320	111,678		581		(60,103)	17
—	(157)	(1,378)	(10,231)	(547)		—		—	—
16	4	276	1,443	38		—		—	—

895,540	13,693	62,276	68,532	111,169		581		(60,103)	17

1,552,524	12,261	293,498	92,057	112,974		2,599		55,221	17

$1,792,462	$14,622	$482,336	$144,011	$253,797		$2,600		$79,046	$(2,415)

American Funds Insurance Series

81

Statements of changes in net assets

	Global Discovery Fund		Global Growth Fund		Global Small Capitalization Fund

	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2012	Year ended December 31, 2011

Operations:
Net investment income	$1,428	$897	$60,991	$63,168	$9,389	$5,940
Net realized gain (loss) on investments, forward currency contracts and currency transactions	9,343	2,342	337,051	169,353	(62,597)	118,284
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	35,398	(21,570)	638,745	(691,852)	637,610	(872,616)

Net increase (decrease) in net assets resulting from operations	46,169	(18,331)	1,036,787	(459,331)	584,402	(748,392)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,392)	(1,073)	(48,274)	(72,598)	(49,282)	(51,361)
Distributions from net realized gain on investments	—	—	—	—	—	—

Total dividends and distributions paid to shareholders	(1,392)	(1,073)	(48,274)	(72,598)	(49,282)	(51,361)

Capital share transactions:
Class 1:
Proceeds from initial capitalization	—	—	—	—	—	—
Proceeds from shares sold	3,744	4,509	116,073	292,157	183,971	260,759
Proceeds from reinvestment of dividends and distributions	241	191	16,161	21,349	14,672	13,077
Cost of shares repurchased	(3,818)	(5,708)	(214,408)	(126,381)	(112,799)	(112,847)

Net increase (decrease) from Class 1 transactions	167	(1,008)	(82,174)	187,125	85,844	160,989

Class 2:
Proceeds from initial capitalization	—	—	—	—	—	—
Proceeds from shares sold	17,236	31,034	47,056	126,562	86,346	190,502
Proceeds from reinvestment of dividends and distributions	1,151	882	32,113	51,249	34,610	38,284
Cost of shares repurchased	(30,718)	(29,592)	(608,844)	(555,330)	(364,953)	(352,259)

Net (decrease) increase from Class 2 transactions	(12,331)	2,324	(529,675)	(377,519)	(243,997)	(123,473)

Class 3:
Proceeds from shares sold	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions	—	—	—	—	—	—
Cost of shares repurchased	—	—	—	—	—	—

Net decrease from Class 3 transactions	—	—	—	—	—	—

Class 4[2]:
Proceeds from initial capitalization	—	—	1	—	1	—
Proceeds from shares sold	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions	—	—	— [3]	—	— [3]	—
Cost of shares repurchased	—	—	—	—	—	—

Net increase from Class 4 transactions	—	—	1	—	1	—

Net (decrease) increase in net assets resulting from capital share transactions	(12,164)	1,316	(611,848)	(190,394)	(158,152)	37,516

Total increase (decrease) in net assets	32,613	(18,088)	376,665	(722,323)	376,968	(762,237)
Net assets:
Beginning of period	229,472	247,560	4,812,397	5,534,720	3,244,688	4,006,925

End of period	$262,085	$229,472	$5,189,062	$4,812,397	$3,621,656	$3,244,688

Undistributed (distributions in excess of) net investment income	$321	$204	$2,832	$(9,228)	$(28,275)	$(4,530)

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	—	—	—	—	—	—
Shares sold	291	360	5,365	13,872	9,682	13,074
Shares issued on reinvestment of dividends and distributions	18	17	689	1,111	791	656
Shares repurchased	(301)	(475)	(9,757)	(5,879)	(5,936)	(5,493)

Net increase (decrease) in shares outstanding	8	(98)	(3,703)	9,104	4,537	8,237

Class 2:
Shares issued from initial capitalization	—	—	—	—	—	—
Shares sold	1,358	2,518	2,233	6,147	4,691	9,954
Shares issued on reinvestment of dividends and distributions	86	78	1,371	2,670	1,918	1,881
Shares repurchased	(2,422)	(2,441)	(28,048)	(26,120)	(19,370)	(17,409)

Net (decrease) increase in shares outstanding	(978)	155	(24,444)	(17,303)	(12,761)	(5,574)

Class 3:
Shares sold	—	—	—	—	—	—
Shares issued on reinvestment of dividends and distributions	—	—	—	—	—	—
Shares repurchased	—	—	—	—	—	—

Net decrease in shares outstanding	—	—	—	—	—	—

Class 4[2]:
Shares issued from initial capitalization	—	—	— [3]	—	— [3]	—
Shares sold	—	—	—	—	—	—
Shares issued on reinvestment of dividends and distributions	—	—	— [3]	—	— [3]	—
Shares repurchased	—	—	—	—	—	—

Net increase in shares outstanding	—	—	— [3]	—	— [3]	—

See end of Statements of Changes in Net Assets for footnotes.

See Notes to Financial Statements

American Funds Insurance Series

82

(dollars and shares in thousands)

Growth Fund		International Fund		New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund

Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2012	Year ended December 31, 2011

$219,601	$170,225	$149,039	$182,485	$32,854	$34,813	$104,754	$82,473	$47,025	$57,228
1,768,617	1,310,098	(91,519)	68,099	71,498	59,342	184,482	47,848	43,123	64,461
1,983,865	(2,508,429)	1,429,972	(1,610,909)	284,578	(441,321)	312,798	(171,752)	237,050	(227,677)

3,972,083	(1,028,106)	1,487,492	(1,360,325)	388,930	(347,166)	602,034	(41,431)	327,198	(105,988)

(199,835)	(183,102)	(139,135)	(180,183)	(26,969)	(43,508)	(97,174)	(79,949)	(49,855)	(57,317)
—	—	—	—	—	—	—	—	—	—

(199,835)	(183,102)	(139,135)	(180,183)	(26,969)	(43,508)	(97,174)	(79,949)	(49,855)	(57,317)

—	—	—	—	—	—	—	—	—	—
277,348	1,455,614	266,734	733,782	243,140	282,080	612,734	457,400	27,152	24,368
75,334	69,488	60,357	74,656	13,526	17,417	29,511	19,601	4,745	4,976
(1,863,267)	(1,739,435)	(552,826)	(401,623)	(92,066)	(108,841)	(399,693)	(129,524)	(36,662)	(25,399)

(1,510,585)	(214,333)	(225,735)	406,815	164,600	190,656	242,552	347,477	(4,765)	3,945

—	—	—	—	—	—	—	—	—	—
177,807	377,625	225,412	261,585	54,652	77,973	53,607	87,090	28,455	75,640
122,858	112,195	78,128	104,617	13,443	26,091	67,663	60,348	45,110	52,341
(4,632,501)	(2,853,936)	(859,434)	(822,667)	(252,673)	(241,474)	(461,477)	(392,846)	(329,160)	(269,548)

(4,331,836)	(2,364,116)	(555,894)	(456,465)	(184,578)	(137,410)	(340,207)	(245,408)	(255,595)	(141,567)

1,746	3,187	374	600	—	—	—	—	—	—
1,643	1,419	650	910	—	—	—	—	—	—
(33,580)	(37,540)	(7,378)	(10,300)	—	—	—	—	—	—

(30,191)	(32,934)	(6,354)	(8,790)	—	—	—	—	—	—

1	—	1	—	1	—	1	—	1	—
—	—	—	—	—	—	—	—	—	—
— [3]	—	— [3]	—	— [3]	—	— [3]	—	— [3]	—
—	—	—	—	—	—	—	—	—	—

1	—	1	—	1	—	1	—	1	—

(5,872,611)	(2,611,383)	(787,982)	(58,440)	(19,977)	53,246	(97,654)	102,069	(260,359)	(137,622)

(2,100,363)	(3,822,591)	560,375	(1,598,948)	341,984	(337,428)	407,206	(19,311)	16,984	(300,927)

24,315,993	28,138,584	8,567,008	10,165,956	2,175,996	2,513,424	4,332,069	4,351,380	1,999,991	2,300,918

$22,215,630	$24,315,993	$9,127,383	$8,567,008	$2,517,980	$2,175,996	$4,739,275	$4,332,069	$2,016,975	$1,999,991

$87,829	$41,249	$(23,909)	$(28,097)	$(8,688)	$(12,009)	$22,907	$15,329	$(1,578)	$1,589

—	—	—	—	—	—	—	—	—	—
4,834	26,314	16,344	42,357	11,398	12,763	61,796	49,552	2,703	2,466
1,260	1,339	3,445	4,942	600	874	2,924	2,244	459	547
(31,869)	(31,294)	(32,947)	(22,899)	(4,285)	(4,907)	(39,869)	(14,425)	(3,653)	(2,639)

(25,775)	(3,641)	(13,158)	24,400	7,713	8,730	24,851	37,371	(491)	374

—	—	—	—	—	—	—	—	—	—
3,123	6,924	13,909	15,757	2,591	3,627	5,597	9,574	2,924	7,766
2,084	2,158	4,462	6,932	599	1,308	6,761	6,956	4,374	5,765
(81,722)	(51,994)	(51,810)	(47,098)	(11,890)	(10,997)	(47,179)	(42,812)	(33,092)	(27,720)

(76,515)	(42,912)	(33,439)	(24,409)	(8,700)	(6,062)	(34,821)	(26,282)	(25,794)	(14,189)

29	58	23	33	—	—	—	—	—	—
28	27	37	60	—	—	—	—	—	—
(577)	(689)	(446)	(602)	—	—	—	—	—	—

(520)	(604)	(386)	(509)	—	—	—	—	—	—

— [3]	—	— [3]	—	— [3]	—	— [3]	—	— [3]	—
—	—	—	—	—	—	—	—	—	—
— [3]	—	— [3]	—	— [3]	—	— [3]	—	— [3]	—
—	—	—	—	—	—	—	—	—	—

— [3]	—	— [3]	—	— [3]	—	— [3]	—	— [3]	—

American Funds Insurance Series

83

Statements of changes in net assets

	Growth-Income Fund		International Growth and Income Fund		Asset Allocation Fund

	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2012	Year ended December 31, 2011

Operations:
Net investment income (loss)	$391,678	$391,142	$7,402	$6,769	$239,938	$236,655
Net realized gain (loss) on investments, forward currency contracts and currency transactions	1,608,151	778,600	(373)	(11,416)	656,984	445,247
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	1,854,608	(1,540,187)	35,077	(16,749)	895,540	(525,185)

Net increase (decrease) in net assets resulting from operations	3,854,437	(370,445)	42,106	(21,396)	1,792,462	156,717

Dividends and distributions paid to shareholders:
Dividends from net investment income	(395,890)	(396,728)	(9,411)	(6,952)	(249,622)	(227,718)
Distributions from net realized gain on investments	—	—	—	(1,666)	—	—

Total dividends and distributions paid to shareholders	(395,890)	(396,728)	(9,411)	(8,618)	(249,622)	(227,718)

Capital share transactions:
Class 1:
Proceeds from initial capitalization	—	—	—	—	—	—
Proceeds from shares sold	994,378	2,301,709	166,454	11,112	690,030	990,218
Proceeds from reinvestment of dividends and distributions	179,283	177,601	4,726	1,362	149,689	126,587
Cost of shares repurchased	(2,343,170)	(2,024,087)	(7,358)	(5,348)	(419,110)	(372,456)

Net (decrease) increase from Class 1 transactions	(1,169,509)	455,223	163,822	7,126	420,609	744,349

Class 2:
Proceeds from initial capitalization	—	—	—	—	—	—
Proceeds from shares sold	138,677	225,436	21,059	47,484	106,642	161,946
Proceeds from reinvestment of dividends and distributions	213,820	216,185	4,685	7,256	99,191	100,376
Cost of shares repurchased	(2,162,539)	(3,443,264)	(27,910)	(10,317)	(823,760)	(776,979)

Net (decrease) increase from Class 2 transactions	(1,810,042)	(3,001,643)	(2,166)	44,423	(617,927)	(514,657)

Class 3:
Proceeds from shares sold	820	611	—	—	1,291	1,486
Proceeds from reinvestment of dividends and distributions	2,787	2,942	—	—	742	755
Cost of shares repurchased	(33,096)	(33,765)	—	—	(6,555)	(8,524)

Net decrease from Class 3 transactions	(29,489)	(30,212)	—	—	(4,522)	(6,283)

Class 4[2]:
Proceeds from initial capitalization	1	—	1	—	1	—
Proceeds from shares sold	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions	— [3]	—	— [3]	—	— [3]	—
Cost of shares repurchased	—	—	—	—	—	—

Net increase from Class 4 transactions	1	—	1	—	1	—

Net (decrease) increase in net assets resulting from capital share transactions	(3,009,039)	(2,576,632)	161,657	51,549	(201,839)	223,409

Total increase (decrease) in net assets	449,508	(3,343,805)	194,352	21,535	1,341,001	152,408
Net assets:
Beginning of period	22,903,023	26,246,828	233,578	212,043	11,120,638	10,968,230

End of period	$23,352,531	$22,903,023	$427,930	$233,578	$12,461,639	$11,120,638

Undistributed (distributions in excess of) net investment income	$71,481	$75,243	$(2,255)	$(431)	$49,224	$54,622

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	—	—	—	—	—	—
Shares sold	26,843	66,580	10,893	733	39,118	59,877
Shares issued on reinvestment of dividends and distributions	4,692	5,467	310	102	8,204	7,976
Shares repurchased	(62,718)	(58,504)	(503)	(372)	(23,646)	(22,565)

Net (decrease) increase in shares outstanding	(31,183)	13,543	10,700	463	23,676	45,288

Class 2:
Shares issued from initial capitalization	—	—	—	—	—	—
Shares sold	3,857	6,631	1,460	3,211	6,083	9,848
Shares issued on reinvestment of dividends and distributions	5,631	6,690	308	546	5,485	6,358
Shares repurchased	(59,217)	(99,771)	(1,901)	(691)	(46,863)	(47,378)

Net (decrease) increase in shares outstanding	(49,729)	(86,450)	(133)	3,066	(35,295)	(31,172)

Class 3:
Shares sold	22	18	—	—	73	89
Shares issued on reinvestment of dividends and distributions	73	90	—	—	41	48
Shares repurchased	(898)	(985)	—	—	(370)	(518)

Net decrease in shares outstanding	(803)	(877)	—	—	(256)	(381)

Class 4[2]:
Shares issued from initial capitalization	— [3]	—	— [3]	—	— [3]	—
Shares sold	—	—	—	—	—	—
Shares issued on reinvestment of dividends and distributions	— [3]	—	— [3]	—	— [3]	—
Shares repurchased	—	—	—	—	—	—

Net increase in shares outstanding	— [3]	—	— [3]	—	— [3]	—

See end of Statements of Changes in Net Assets for footnotes.

See Notes to Financial Statements

American Funds Insurance Series

84

(dollars and shares in thousands)

Global Balanced Fund		Bond Fund		Global Bond Fund		High-Income Bond Fund		Mortgage Fund

Year ended December 31, 2012	Period ended December 31, 2011[1]	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2012	Period ended December 31, 2011[1]

$2,361	$716	$188,838	$277,991	$51,954	$59,362	$140,823	$147,342	$1	$(8)
(1,432)	(431)	231,222	226,664	23,525	36,590	1,805	57,433	2,018	1,055
13,693	(2,661)	62,276	111,166	68,532	(7,482)	111,169	(165,107)	581	654

14,622	(2,376)	482,336	615,821	144,011	88,470	253,797	39,668	2,600	1,701

(2,397)	(566)	(231,875)	(294,438)	(55,524)	(63,204)	(143,258)	(148,337)	(703)	(70)
—	—	—	—	(21,416)	(11,339)	—	—	(1,250)	(687)

(2,397)	(566)	(231,875)	(294,438)	(76,940)	(74,543)	(143,258)	(148,337)	(1,953)	(757)

—	29,990	—	—	—	—	—	—	—	9,990
29	—	761,662	909,847	374,578	349,922	112,401	101,737	57,612	43,900
562	180	106,210	144,664	26,657	20,317	62,358	62,902	1,305	555
(1)	—	(1,419,488)	(1,637,395)	(78,701)	(74,136)	(115,003)	(100,355)	(27,398)	(453)

590	30,170	(551,616)	(582,884)	322,534	296,103	59,756	64,284	31,519	53,992

—	10	—	—	—	—	—	—	—	10
46,372	74,155	302,695	290,995	135,590	264,743	114,547	125,080	29,661	22,509
1,835	386	125,665	149,774	50,283	54,226	79,441	83,842	648	202
(9,674)	(1,989)	(504,544)	(683,249)	(210,485)	(193,151)	(185,788)	(224,964)	(2,938)	(1,102)

38,533	72,562	(76,184)	(242,480)	(24,612)	125,818	8,200	(16,042)	27,371	21,619

—	—	—	—	—	—	5,364	4,922	—	—
—	—	—	—	—	—	1,459	1,593	—	—
—	—	—	—	—	—	(7,355)	(8,071)	—	—

—	—	—	—	—	—	(532)	(1,556)	—	—

1	—	1	—	1	—	1	—	1	—
—	—	—	—	—	—	—	—	—	—
— [3]	—	— [3]	—	— [3]	—	— [3]	—	— [3]	—
—	—	—	—	—	—	—	—	—	—

1	—	1	—	1	—	1	—	1	—

39,124	102,732	(627,799)	(825,364)	297,923	421,921	67,425	46,686	58,891	75,611

51,349	99,790	(377,338)	(503,981)	364,994	435,848	177,964	(61,983)	59,538	76,555

99,790	—	9,338,173	9,842,154	2,257,622	1,821,774	1,871,753	1,933,736	76,555	—

$151,139	$99,790	$8,960,835	$9,338,173	$2,622,616	$2,257,622	$2,049,717	$1,871,753	$136,093	$76,555

$(252)	$(21)	$33,380	$41,435	$1,823	$14,995	$19,941	$22,413	$33	—[3]

—	2,999	—	—	—	—	—	—	—	999
3	—	67,100	83,574	30,370	28,575	9,936	8,888	5,467	4,279
54	20	9,439	13,182	2,182	1,696	5,619	5,926	125	53
— [3]	—	(125,727)	(147,575)	(6,414)	(6,021)	(10,154)	(8,824)	(2,586)	(44)

57	3,019	(49,188)	(50,819)	26,138	24,250	5,401	5,990	3,006	5,287

—	1	—	—	—	—	—	—	—	1
4,711	7,826	27,149	26,930	11,094	21,848	10,267	11,138	2,825	2,185
178	42	11,291	13,786	4,140	4,539	7,244	7,981	62	20
(984)	(215)	(45,084)	(63,002)	(17,264)	(15,857)	(16,687)	(20,022)	(279)	(107)

3,905	7,654	(6,644)	(22,286)	(2,030)	10,530	824	(903)	2,608	2,099

—	—	—	—	—	—	480	437	—	—
—	—	—	—	—	—	132	150	—	—
—	—	—	—	—	—	(655)	(708)	—	—

—	—	—	—	—	—	(43)	(121)	—	—

— [3]	—	— [3]	—	— [3]	—	— [3]	—	— [3]	—
—	—	—	—	—	—	—	—	—	—
— [3]	—	— [3]	—	— [3]	—	— [3]	—	— [3]	—
—	—	—	—	—	—	—	—	—	—

— [3]	—	— [3]	—	— [3]	—	— [3]	—	— [3]	—

American Funds Insurance Series

85

(dollars and shares in thousands)

Statements of changes in net assets

	U.S. Government/ AAA-Rated Securities Fund		Cash Management Fund

	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2012	Year ended December 31, 2011

Operations:
Net investment income (loss)	$23,825	$63,410	$(2,432)	$(2,667)
Net realized gain on investments, forward currency contracts and currency transactions	115,324	116,429	— [3]	—
Net unrealized (depreciation) appreciation on investments, forward currency contracts and currency translations	(60,103)	101,161	17	(6)

Net increase (decrease) in net assets resulting from operations	79,046	281,000	(2,415)	(2,673)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(43,222)	(70,900)	—	—
Distributions from net realized gain on investments	(110,100)	(89,203)	—	—

Total dividends and distributions paid to shareholders	(153,322)	(160,103)	—	—

Capital share transactions:
Class 1:
Proceeds from initial capitalization	—	—	—	—
Proceeds from shares sold	195,168	396,185	28,695	39,488
Proceeds from reinvestment of dividends and distributions	73,727	76,989	—	—
Cost of shares repurchased	(209,851)	(238,468)	(37,213)	(47,462)

Net increase (decrease) from Class 1 transactions	59,044	234,706	(8,518)	(7,974)

Class 2:
Proceeds from initial capitalization	—	—	—	—
Proceeds from shares sold	146,483	149,648	156,563	325,889
Proceeds from reinvestment of dividends and distributions	78,772	82,153	—	—
Cost of shares repurchased	(192,849)	(250,644)	(224,943)	(315,311)

Net increase (decrease) from Class 2 transactions	32,406	(18,843)	(68,380)	10,578

Class 3:
Proceeds from shares sold	1,630	4,249	7,742	11,928
Proceeds from reinvestment of dividends and distributions	823	961	—	—
Cost of shares repurchased	(6,050)	(8,204)	(9,181)	(13,416)

Net decrease from Class 3 transactions	(3,597)	(2,994)	(1,439)	(1,488)

Class 4[2]:
Proceeds from initial capitalization	1	—	1	—
Proceeds from shares sold	—	—	—	—
Proceeds from reinvestment of dividends and distributions	— [3]	—	—	—
Cost of shares repurchased	—	—	—	—

Net increase from Class 4 transactions	1	—	1	—

Net increase (decrease) in net assets resulting from capital share transactions	87,854	212,869	(78,336)	1,116

Total increase (decrease) in net assets	13,578	333,766	(80,751)	(1,557)
Net assets:
Beginning of period	3,810,685	3,476,919	616,857	618,414

End of period	$3,824,263	$3,810,685	$536,106	$616,857

Undistributed (distributions in excess of) net investment income	$5,925	$9,324	$(16)	$(14)

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	—	—	—	—
Shares sold	15,076	31,215	2,528	3,470
Shares issued on reinvestment of dividends and distributions	5,774	6,037	—	—
Shares repurchased	(16,180)	(18,490)	(3,278)	(4,170)

Net increase (decrease) in shares outstanding	4,670	18,762	(750)	(700)

Class 2:
Shares issued from initial capitalization	—	—	—	—
Shares sold	11,413	11,792	13,986	28,960
Shares issued on reinvestment of dividends and distributions	6,228	6,506	—	—
Shares repurchased	(15,060)	(19,741)	(20,084)	(28,025)

Net increase (decrease) in shares outstanding	2,581	(1,443)	(6,098)	935

Class 3:
Shares sold	125	330	686	1,053
Shares issued on reinvestment of dividends and distributions	65	75	—	—
Shares repurchased	(467)	(642)	(813)	(1,185)

Net decrease in shares outstanding	(277)	(237)	(127)	(132)

Class 4[2]:
Shares issued from initial capitalization	— [3]	—	— [3]	—
Shares sold	—	—	—	—
Shares issued on reinvestment of dividends and distributions	— [3]	—	—	—
Shares repurchased	—	—	—	—

Net increase in shares outstanding	— [3]	—	— [3]	—

[1]	For the period May 2, 2011, commencement of operations, through December 31, 2011.
[2]	For the period December 14, 2012, commencement of operations, through December 31, 2012.
[3]	Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

86

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 19 different funds (the “funds”). This report covers 18 funds in the series. The Protected Asset Allocation Fund is covered in a separate report. Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in 2013; however, the series reserves the right to delay the implementation.

The assets of each fund are segregated, with each fund accounted for separately. The funds’ investment objectives and the principal strategies the funds use to achieve these objectives are as follows:

Global Discovery Fund — Seeks long-term growth of capital by investing in securities of companies that can benefit from innovation, exploit new technologies or provide products and services that meet the demands of an evolving global economy.

Global Growth Fund — Seeks long-term growth of capital through investments in common stocks of companies located around the world.

Global Small Capitalization Fund — Seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.

Growth Fund — Seeks to invest in a wide range of companies that appear to offer superior opportunities for growth of capital.

International Fund — Seeks long-term growth of capital through investments in common stocks of companies located around the world.

New World Fund — Seeks long-term capital appreciation by investing in common stocks and bonds with significant exposure to countries that have developing economies and/or markets.

Blue Chip Income and Growth Fund — Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing through investments in quality common stocks.

Global Growth and Income Fund — Seeks long-term growth of capital while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

Growth-Income Fund — Seeks long-term growth of capital and income by investing in common stocks or other securities of companies located in the U.S. and around the world.

International Growth and Income Fund — Seeks to provide long-term growth of capital and current income by investing primarily in the stocks of larger, well-established companies outside the U.S., including countries that have developing economies and/or markets.

Asset Allocation Fund — Seeks high total return (including income and capital gains) consistent with the preservation of capital over the long term by investing primarily in common stocks and fixed-income securities.

Global Balanced Fund — Seeks long-term growth of capital, conservation of principal and current income by investing in equity and debt securities in the U.S. and around the world.

Bond Fund — Seeks a high level of current income as is consistent with preservation of capital by investing primarily in bonds.

Global Bond Fund — Seeks a high level of total return consistent with prudent investment management by investing primarily in a global portfolio of investment-grade bonds.

High-Income Bond Fund — Seeks a high level of current income and, secondarily, capital appreciation through a diversified portfolio consisting primarily of lower rated, higher risk corporate bonds.

Mortgage Fund — Seeks to provide current income and preservation of capital by investing primarily in mortgage-related securities.

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U.S. Government/AAA-Rated Securities Fund — Seeks to provide a high level of current income consistent with preservation of capital by investing primarily in securities guaranteed or sponsored by the U.S. government and the highest quality corporate bonds.

Cash Management Fund — Seeks to provide income on cash reserves while preserving capital and maintaining liquidity.

Each fund in the series offers two, three or four share classes (Classes 1, 2, 3 and 4). Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The funds follow the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the series’ investment adviser, values the funds’ investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of each fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income

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securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs

All

Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer

Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Municipal securities

Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may,

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as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of December 31, 2012 (dollars in thousands):

Global Discovery Fund
	Investment securities

	Level 1	Level 2	*	Level 3	Total

Assets:
Common stocks:
Consumer discretionary	$34,904	$17,641		—	$52,545
Health care	47,597	1,131		—	48,728
Information technology	38,281	7,275		—	45,556
Financials	11,025	17,545		—	28,570
Telecommunication services	5,773	6,099		—	11,872
Utilities	—	11,411		—	11,411
Industrials	4,419	4,173		—	8,592
Materials	2,348	1,142		—	3,490
Energy	1,524	—		—	1,524
Miscellaneous	5,396	7,444		—	12,840
Short-term securities	—	38,492		—	38,492

Total	$151,267	$112,353		—	$263,620

*Securities with a market value of $53,069,000, which represented 20.25% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

Global Growth Fund
	Investment securities

	Level 1	Level 2	*	Level 3	Total

Assets:
Common stocks:
Consumer discretionary	$621,946	$484,942		$1,337	$1,108,225
Financials	296,577	519,002		—	815,579
Health care	397,753	275,544		—	673,297
Information technology	375,755	230,994		—	606,749
Consumer staples	129,693	438,649		—	568,342
Industrials	174,277	183,835		—	358,112
Energy	159,217	151,908		—	311,125
Materials	139,394	97,360		—	236,754
Other	4,278	105,902		—	110,180
Miscellaneous	30,612	65,451		—	96,063
Short-term securities	—	345,206		—	345,206

Total	$2,329,502	$2,898,793		$1,337	$5,229,632

*Securities with a market value of $2,211,535,000, which represented 42.62% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

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Global Small Capitalization Fund
	Investment securities

	Level 1	Level 2	*	Level 3	Total

Assets:
Common stocks:
Consumer discretionary	$367,056	$454,723		$60	$821,839
Industrials	137,327	319,220		—	456,547
Health care	332,276	78,030		—	410,306
Information technology	224,212	161,678		1,111	387,001
Energy	176,070	128,260		5	304,335
Financials	148,227	63,582		1,083	212,892
Consumer staples	73,934	125,677		—	199,611
Materials	26,886	159,077		1,645	187,608
Utilities	—	128,242		—	128,242
Telecommunication services	17,354	6,124		—	23,478
Miscellaneous	103,934	68,061		—	171,995
Preferred securities	—	5,775		—	5,775
Rights & warrants	—	52		3	55
Convertible securities	—	1,486		9,683	11,169
Bonds, notes & other debt instruments	—	7,763		—	7,763
Short-term securities	—	294,667		—	294,667

Total	$1,607,276	$2,002,417		$13,590	$3,623,283

	Other investments†

	Level 1	Level 2		Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	—	$11		—	$11

*Securities with a market value of $1,147,134,000, which represented 31.67% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†Forward currency contracts are not included in the investment portfolio.

Growth Fund
	Investment securities

	Level 1	Level 2	*	Level 3	Total

Assets:
Common stocks:
Consumer discretionary	$3,925,239	$636,976		$—	$4,562,215
Financials	3,249,763	427,285		27,479	3,704,527
Information technology	2,540,538	482,942		—	3,023,480
Health care	2,635,913	238,196		18,316	2,892,425
Energy	2,265,103	54,152		40,199	2,359,454
Industrials	1,416,437	250,180		—	1,666,617
Materials	1,303,627	334,402		—	1,638,029
Consumer staples	673,277	178,943		—	852,220
Telecommunication services	347,830	—		—	347,830
Utilities	40,525	—		2,533	43,058
Miscellaneous	66,342	57,761		—	124,103
Rights & warrants	710	—		—	710
Short-term securities	—	1,054,813		—	1,054,813

Total	$18,465,304	$3,715,650		$88,527	$22,269,481

*Securities with a market value of $2,016,558,000, which represented 9.08% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

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International Fund
	Investment securities

	Level 1	Level 2 *	Level 3	Total

Assets:
Common stocks:
Consumer discretionary	$42,184	$1,407,035	$6,802	$1,456,021
Financials	93,966	1,156,232	—	1,250,198
Health care	208,509	1,019,378	—	1,227,887
Industrials	39,137	1,010,366	—	1,049,503
Information technology	175,787	790,107	—	965,894
Consumer staples	—	719,772	—	719,772
Telecommunication services	54,759	541,839	—	596,598
Materials	—	529,535	—	529,535
Energy	93,631	379,402	—	473,033
Utilities	—	243,866	—	243,866
Miscellaneous	6,280	240,464	—	246,744
Convertible securities	—	3,762	—	3,762
Bonds, notes & other debt instruments	—	74,538	—	74,538
Short-term securities	—	275,885	—	275,885

Total	$714,253	$8,392,181	$6,802	$9,113,236

	Other investments†

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	—	$199	—	$199
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(3,333)	—	(3,333)

Total	—	$(3,134)	—	$(3,134)

*Securities with a market value of $5,971,251,000, which represented 65.42% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†Forward currency contracts are not included in the investment portfolio.

New World Fund
	Investment securities

	Level 1	Level 2	*	Level 3	Total

Assets:
Common stocks:
Consumer staples	$49,576	$296,646		$—	$346,222
Consumer discretionary	48,873	291,508		—	340,381
Financials	83,527	188,920		37	272,484
Health care	61,288	175,188		—	236,476
Energy	101,941	107,976		—	209,917
Industrials	48,330	106,366		—	154,696
Information technology	58,729	93,806		—	152,535
Materials	16,339	94,136		—	110,475
Telecommunication services	42,076	68,188		—	110,264
Utilities	—	26,367		—	26,367
Miscellaneous	6,773	111,330		—	118,103
Rights & warrants	—	119		—	119
Bonds, notes & other debt instruments:
Bonds & notes of governments outside the U.S.	—	213,853		—	213,853
U.S. Treasury bonds & notes	—	1,752		—	1,752
Other	—	45,452		—	45,452
Short-term securities	—	168,672		—	168,672

Total	$517,452	$1,990,279		$37	$2,507,768

	Other investments†

	Level 1	Level 2		Level 3	Total

Liabilities:
Unrealized depreciation on open forward currency contracts	—	$(105)		—	$(105)

*Securities with a market value of $1,215,887,000, which represented 48.29% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†Forward currency contracts are not included in the investment portfolio.

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Blue Chip Income and Growth Fund
	Investment securities

	Level 1	Level 2		Level 3	Total

Assets:
Common stocks:
Energy	$655,624	$—		—	$655,624
Health care	642,690	—		—	642,690
Industrials	611,582	—		—	611,582
Information technology	606,086	—		—	606,086
Consumer staples	568,745	—		—	568,745
Telecommunication services	389,809	—		—	389,809
Consumer discretionary	273,099	—		—	273,099
Financials	179,103	—		—	179,103
Utilities	168,718	—		—	168,718
Materials	154,751	—		—	154,751
Miscellaneous	210,263	—		—	210,263
Convertible securities	70,608	—		—	70,608
Short-term securities	—	206,727		—	206,727

Total	$4,531,078	$206,727		—	$4,737,805

Global Growth and Income Fund
	Investment securities

	Level 1	Level 2	*	Level 3	Total

Assets:
Common stocks:
Consumer discretionary	$289,878	$86,062		$—	$375,940
Financials	184,800	185,184		569	370,553
Information technology	84,507	102,345		—	186,852
Materials	137,254	45,739		—	182,993
Industrials	86,415	86,590		—	173,005
Health care	105,768	64,155		—	169,923
Consumer staples	71,956	93,831		—	165,787
Energy	84,160	35,497		—	119,657
Telecommunication services	36,079	76,679		—	112,758
Utilities	18,506	53,960		—	72,466
Convertible securities	—	14,825		360	15,185
Bonds, notes & other debt instruments	—	26,788		—	26,788
Short-term securities	—	42,898		—	42,898

Total	$1,099,323	$914,553		$929	$2,014,805

*Securities with a market value of $633,131,000, which represented 31.39% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

Growth-Income Fund
	Investment securities

	Level 1	Level 2	*	Level 3	Total

Assets:
Common stocks:
Consumer discretionary	$3,119,603	$139,291		—	$3,258,894
Information technology	3,111,220	91,698		—	3,202,918
Health care	2,961,600	204,737		—	3,166,337
Industrials	2,321,295	86,516		—	2,407,811
Energy	1,869,901	284,760		—	2,154,661
Consumer staples	1,349,868	162,170		—	1,512,038
Financials	1,387,006	110,352		—	1,497,358
Materials	1,302,672	106,065		—	1,408,737
Telecommunication services	995,984	—		—	995,984
Utilities	215,567	—		—	215,567
Miscellaneous	841,549	100,534		—	942,083
Preferred securities	—	17,000		—	17,000
Rights & warrants	2,533	—		—	2,533
Convertible securities	20,525	57,838		—	78,363
Bonds, notes & other debt instruments	—	59,756		—	59,756
Short-term securities	—	2,370,273		—	2,370,273

Total	$19,499,323	$3,790,990		—	$23,290,313

*Securities with a market value of $979,695,000, which represented 4.20% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

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International Growth and Income Fund
	Investment securities

	Level 1	Level 2	*	Level 3	Total

Assets:
Common stocks:
Consumer staples	$18,262	$50,340		—	$68,602
Financials	6,168	53,487		—	59,655
Consumer discretionary	1,679	47,711		—	49,390
Telecommunication services	3,715	37,076		—	40,791
Utilities	—	39,409		—	39,409
Industrials	—	29,906		—	29,906
Health care	2,423	24,035		—	26,458
Energy	2,140	20,068		—	22,208
Information technology	5,028	15,852		—	20,880
Materials	—	13,473		—	13,473
Miscellaneous	—	97		—	97
Bonds, notes & other debt instruments	—	19,267		—	19,267
Short-term securities	—	44,393		—	44,393

Total	$39,415	$395,114		—	$434,529

*Securities with a market value of $211,822,000, which represented 49.50% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

Asset Allocation Fund
	Investment securities

	Level 1	Level 2	*	Level 3	Total

Assets:
Common stocks:
Consumer discretionary	$1,146,156	$222,811		$—	$1,368,967
Financials	1,318,251	—		—	1,318,251
Health care	1,220,524	—		—	1,220,524
Energy	1,010,519	74,834		—	1,085,353
Information technology	1,026,375	—		—	1,026,375
Industrials	918,093	—		19	918,112
Materials	655,584	—		2,383	657,967
Consumer staples	528,222	54,095		—	582,317
Utilities	273,743	—		—	273,743
Telecommunication services	58,992	107,946		—	166,938
Miscellaneous	299,250	—		—	299,250
Rights & warrants	440	261		—	701
Convertible securities	—	3,136		—	3,136
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	839,476		—	839,476
Mortgage-backed obligations	—	716,333		—	716,333
Corporate bonds & notes	—	409,849		—	409,849
Federal agency bonds & notes	—	55,158		—	55,158
Other	—	581,165		—	581,165
Short-term securities	—	1,153,488		—	1,153,488

Total	$8,456,149	$4,218,552		$2,402	$12,677,103

*Securities with a market value of $297,645,000, which represented 2.39% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

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Global Balanced Fund
	Investment securities

	Level 1	Level 2 *	Level 3	Total

Assets:
Common stocks:
Consumer staples	$6,395	$6,209	—	$12,604
Industrials	5,255	6,790	—	12,045
Consumer discretionary	6,165	5,613	—	11,778
Financials	3,508	8,199	—	11,707
Energy	7,569	1,892	—	9,461
Health care	5,116	3,359	—	8,475
Information technology	4,006	4,044	—	8,050
Materials	4,749	1,195	—	5,944
Telecommunication services	1,227	4,126	—	5,353
Utilities	—	1,906	—	1,906
Miscellaneous	1,187	4,183	—	5,370
Preferred securities	—	166	—	166
Convertible securities	—	1,304	—	1,304
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	23,414	—	23,414
Corporate bonds & notes	—	11,825	—	11,825
Mortgage-backed obligations	—	7,652	—	7,652
U.S. Treasury bonds & notes	—	5,503	—	5,503
Short-term securities	—	14,246	—	14,246

Total	$45,177	$111,626	—	$156,803

	Other investments†

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	—	$22	—	$22
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(105)	—	(105)

Total	—	$(83)	—	$(83)

*Securities with a market value of $34,243,000, which represented 22.66% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†Forward currency contracts are not included in the investment portfolio.

Bond Fund
	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$3,059,331	$—	$3,059,331
U.S. Treasury bonds & notes	—	2,188,145	—	2,188,145
Corporate bonds & notes	—	622,716	—	622,716
Federal agency bonds & notes	—	256,817	—	256,817
Other	—	2,270,436	—	2,270,436
Preferred securities	—	1,025	—	1,025
Common stocks	2	15	255	272
Short-term securities	—	1,235,059	—	1,235,059

Total	$2	$9,633,544	$255	$9,633,801

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	—	$741	—	$741
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(731)	—	(731)

Total	—	$10	—	$10

*Forward currency contracts are not included in the investment portfolio.

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Global Bond Fund
	Investment securities

	Level 1	Level 2	Level 3		Total

Assets:
Bonds, notes & other debt instruments:
Euros	—	$399,464	—		$399,464
Japanese yen	—	285,163	—		285,163
Swedish kronor	—	123,460	—		123,460
Polish zloty	—	110,209	—		110,209
Mexican pesos	—	109,834	—		109,834
South Korean won	—	71,963	—		71,963
British pounds	—	59,424	—		59,424
Norwegian kroner	—	49,477	—		49,477
Canadian dollars	—	43,777	—		43,777
Malaysian ringgits	—	32,964	—		32,964
Singapore dollars	—	22,963	—		22,963
Hungarian forints	—	20,858	—		20,858
Australian dollars	—	16,942	—		16,942
U.S. dollars	—	1,094,670	—		1,094,670
Other currencies	—	45,994	—		45,994
Common stocks	—	—	—	*	— *
Short-term securities	—	224,543	—		224,543

Total	—	$2,711,705	—	*	$2,711,705

	Other investments†

	Level 1	Level 2	Level 3		Total

Assets:
Unrealized appreciation on open forward currency contracts	—	$541	—		$541
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(5,865)	—		(5,865)

Total	—	$(5,324)	—		$(5,324)

*Amount less than one thousand.
†Forward currency contracts are not included in the investment portfolio.

High-Income Bond Fund
	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$1,864,279	$393	$1,864,672
Other	—	31,470	—	31,470
Convertible securities	—	2,877	—	2,877
Preferred securities	1,209	3,952	—	5,161
Common stocks	4,160	30	3,386	7,576
Rights & warrants	153	394	—	547
Short-term securities	—	119,576	—	119,576

Total	$5,522	$2,022,578	$3,779	$2,031,879

	Other investments*

	Level 1	Level 2	Level 3	Total

Liabilities:
Unrealized depreciation on open forward currency contracts	—	$(98)	—	$(98)

*Forward currency contracts are not included in the investment portfolio.

Mortgage Fund

At December 31, 2012, all of the fund’s investment securities were classified as Level 2.

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U.S. Government/AAA-Rated Securities Fund

At December 31, 2012, all of the fund’s investment securities were classified as Level 2.

Cash Management Fund

At December 31, 2012, all of the fund’s investment securities were classified as Level 2.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the funds may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the funds.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be heightened in the case of smaller capitalization stocks.

Investing in income-oriented stocks — Income provided by the funds may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the funds invest.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. In addition, the prices of these stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the funds having to reinvest the proceeds in lower yielding securities.

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Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the securities in which the funds invest. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in debt securities rated Ba1 and BB+ or below by Nationally Recognized Statistical Rating Organizations.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Currency — The prices of, and the income generated by, most debt securities held by the funds may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the funds’ securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related securities — Mortgage-related securities are subject to prepayment risk, as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the funds may have to reinvest the prepaid principal in lower yielding securities, thus reducing the funds’ income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the expected duration of the securities may be extended, reducing the cash flow for potential reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in money market securities — The value and liquidity of the securities held by the funds may be affected by changing interest rates, changes in the credit quality of the issuers, changes in credit ratings of the securities and general market conditions. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by the funds could cause the values of these securities to decline.

Concentration — The funds may be subject to additional risks because they invest in a more limited group of sectors and industries than the broad market.

Asset allocation — The funds’ percentage allocations to equity securities, debt securities and money market instruments could cause the funds to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Non-diversification — As non-diversified funds, certain of the funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding would adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

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5. Certain investment techniques

Some of the funds have entered into certain investment transactions and contracts as further described below.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments — Some of the funds have participated in transactions that involve unfunded commitments, which may obligate them to lend additional sums based upon the terms of the loan agreement. As of December 31, 2012, the maximum exposure of unfunded loan commitments for Asset Allocation Fund, Bond Fund, Global Bond Fund and High-Income Bond Fund was $3,017,000, $776,000, $90,000 and $5,471,000, respectively, which would represent 0.02%, 0.01%, less than 0.01% and 0.27%, respectively, of the net assets of each fund should such commitments become due. Unrealized appreciation of $27,000, $7,000, $1,000 and $13,000, respectively, is included in other payables in each fund’s statement of assets and liabilities and net unrealized appreciation on investments in each fund’s statement of operations.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the funds’ exposure to changes in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations. As of December 31, 2012, Global Small Capitalization Fund, International Fund, New World Fund, Global Balanced Fund, Bond Fund, Global Bond Fund and High-Income Bond Fund had open forward currency contracts to purchase or sell currencies.

Collateral — Upon entering into forward currency contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates. To reduce these risks, the funds have entered into a collateral program with certain counterparties. The program calls for the funds to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2012, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any interest or penalties.

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The funds are not subject to examination by U.S. federal tax authorities for tax years before 2009. Global Balanced Fund and Mortgage Fund are not subject to examination by U.S. federal tax authorities for tax years before 2011, the year the funds commenced operations.

The funds are not subject to examination by state tax authorities for tax years before 2008. Global Balanced Fund and Mortgage Fund are not subject to examination by state tax authorities for tax years before 2011, the year the funds commenced operations.

The following funds are not subject to examination by tax authorities outside the U.S. for the years indicated: Global Discovery Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund and New World Fund for tax years before 2005; Global Growth and Income Fund for tax years before 2007; Growth-Income Fund for tax years before 2010; and International Growth and Income Fund and Global Balanced Fund for tax years before 2011. All other funds are not subject to examination by tax authorities outside the U.S.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the funds on the sale of securities in certain countries are subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

As indicated in the tables below and on the following page, some of the funds had capital loss carryforwards available at December 31, 2012. These will be used to offset any capital gains realized by the funds in future years through the expiration dates. Funds with capital loss carryforwards will not make distributions from capital gains while capital loss carryforwards remain.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Additional tax basis disclosures are as follows (dollars in thousands):

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

As of December 31, 2012:
Undistributed ordinary income	$322	$16,258	$33,254	$89,940	$31,894	$7,751
Undistributed long-term capital gain	—	—	—	—	—	11,646
Post-October capital loss deferral*	(502)	(261)	—	(17,079)	—	—
Capital loss carryforward:
No expiration	—	—	(79,088)	—	(145,237)	—
Expiring 2017	(13,619)	(353,831)	(354,503)	(1,583,328)	(1,057,173)	—
Expiring 2018	—	—	—	(12,099)	(84,504)	—

	$(13,619)	$(353,831)	$(433,591)	$(1,595,427)	$(1,286,914)	—

Capital loss carryforwards utilized	$8,937	$333,938	—	$1,761,708	—	$59,199

Reclassification to (from) undistributed/distributions in excess of net investment income from (to) accumulated net realized loss/undistributed net realized gain	$81	$(657)	$16,148	$26,814	$(5,716)	$(2,564)

Gross unrealized appreciation on investment securities	$51,552	$1,449,615	$951,228	$7,424,190	$2,107,074	$598,211
Gross unrealized depreciation on investment securities	(6,442)	(126,398)	(339,404)	(421,892)	(278,110)	(88,719)

Net unrealized appreciation on investment securities	$45,110	$1,323,217	$611,824	$7,002,298	$1,828,964	$509,492

Cost of investment securities	$218,510	$3,906,415	$3,011,459	$15,267,183	$7,284,272	$1,998,276

See end of table for footnote.

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	Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Asset Allocation Fund	Global Balanced Fund

As of December 31, 2012:
Undistributed ordinary income	$22,927	$11,850	$74,334	$392	$50,395	$—
Late year ordinary loss deferral*	—	—	—	—	(24)	(172)
Post-October capital loss deferral*	—	(26,563)	—	—	—	—
Capital loss carryforward:
No expiration	—	—	—	(11,961)	—	(1,359)
Expiring 2016	(2,872)	—	—	—	—	—
Expiring 2017	(495,895)	(515,003)	(736,140)	—	—	—
Expiring 2018	—	(297)	(1,026,621)	—	(11,934)	—

	$(498,767)	$(515,300)	$(1,762,761)	$(11,961)	$(11,934)	$(1,359)

Capital loss carryforwards utilized	$63,012	$65,362	$1,606,344	—	$628,215	—

Reclassification (from) to undistributed/distributions in excess of net investment income (to) from accumulated net realized loss	$(2)	$(337)	$450	$185	$4,286	$(195)

Gross unrealized appreciation on investment securities	$899,374	$415,138	$6,024,962	$45,854	$2,348,226	$13,111
Gross unrealized depreciation on investment securities	(87,853)	(49,638)	(582,535)	(6,850)	(138,790)	(2,301)

Net unrealized appreciation on investment securities	$811,521	$365,500	$5,442,427	$39,004	$2,209,436	$10,810

Cost of investment securities	$3,926,284	$1,649,305	$17,847,886	$395,525	$10,467,667	$145,993

See end of table for footnote.

	Bond Fund	Global Bond Fund	High- Income Bond Fund	Mortgage Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund

As of December 31, 2012:
Undistributed ordinary income	$35,166	$14,952	$24,270	$306	$50,308	$—
Late year ordinary loss deferral*	—	(2,774)	—	—	—	—
Undistributed long-term capital gain	96,941	17,722	—	50	53,953	—
Post-October capital loss deferral*	—	—	(16,286)	—	—	—
Capital loss carryforward:
No expiration	—	—	—	—	—	—	†
Expiring 2016	—	—	(9,223)	—	—	—
Expiring 2017	—	—	(113,685)	—	—	—

	—	—	$(122,908)	—	—	$—	†

Capital loss carryforwards utilized	$96,778	—	$17,283	—	—	—

Reclassification to (from) undistributed/distributions in excess of net investment income from (to) undistributed net realized gain/accumulated net realized loss	$34,982	$(9,602)	$(37)	$735	$15,998	$—
Reclassification to accumulated net investment loss from capital paid in on shares of beneficial interest	—	—	—	—	—	2,430

Gross unrealized appreciation on investment securities	$393,046	$136,902	$130,069	$1,293	$73,948	$26
Gross unrealized depreciation on investment securities	(24,396)	(13,675)	(61,302)	(58)	(1,381)	(2)

Net unrealized appreciation on investment securities	$368,650	$123,227	$68,767	$1,235	$72,567	$24

Cost of investment securities	$9,265,151	$2,588,478	$1,963,112	$151,887	$4,428,343	$537,880

*These deferrals are considered incurred in the subsequent year.
† Amount less than one thousand.

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The tax character of distributions paid to shareholders was as follows (dollars in thousands):

Global Discovery Fund
	Year ended December 31, 2012					Year ended December 31, 2011

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$241		—	$241		$191	—	$191
Class 2	1,151		—	1,151		882	—	882

Total	$1,392		—	$1,392		$1,073	—	$1,073

Global Growth Fund
	Year ended December 31, 2012					Year ended December 31, 2011

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$16,161		—	$16,161		$21,349	—	$21,349
Class 2	32,113		—	32,113		51,249	—	51,249
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$48,274		—	$48,274		$72,598	—	$72,598

Global Small Capitalization Fund
	Year ended December 31, 2012					Year ended December 31, 2011

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$14,672		—	$14,672		$13,077	—	$13,077
Class 2	34,610		—	34,610		38,284	—	38,284
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$49,282		—	$49,282		$51,361	—	$51,361

Growth Fund
	Year ended December 31, 2012					Year ended December 31, 2011

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$75,334		—	$75,334		$69,488	—	$69,488
Class 2	122,858		—	122,858		112,195	—	112,195
Class 3	1,643		—	1,643		1,419	—	1,419
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$199,835		—	$199,835		$183,102	—	$183,102

See end of table for footnotes.

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International Fund
	Year ended December 31, 2012					Year ended December 31, 2011

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$60,357		—	$60,357		$74,656	—	$74,656
Class 2	78,128		—	78,128		104,617	—	104,617
Class 3	650		—	650		910	—	910
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$139,135		—	$139,135		$180,183	—	$180,183

New World Fund
	Year ended December 31, 2012					Year ended December 31, 2011

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$13,526		—	$13,526		$17,417	—	$17,417
Class 2	13,443		—	13,443		26,091	—	26,091
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$26,969		—	$26,969		$43,508	—	$43,508

Blue Chip Income and Growth Fund
	Year ended December 31, 2012					Year ended December 31, 2011

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$29,511		—	$29,511		$19,601	—	$19,601
Class 2	67,663		—	67,663		60,348	—	60,348
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$97,174		—	$97,174		$79,949	—	$79,949

Global Growth and Income Fund
	Year ended December 31, 2012					Year ended December 31, 2011

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$4,745		—	$4,745		$4,976	—	$4,976
Class 2	45,110		—	45,110		52,341	—	52,341
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$49,855		—	$49,855		$57,317	—	$57,317

Growth-Income Fund
	Year ended December 31, 2012					Year ended December 31, 2011

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$179,283		—	$179,283		$177,601	—	$177,601
Class 2	213,820		—	213,820		216,185	—	216,185
Class 3	2,787		—	2,787		2,942	—	2,942
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$395,890		—	$395,890		$396,728	—	$396,728

American Funds Insurance Series

103

International Growth and Income Fund
	Year ended December 31, 2012					Year ended December 31, 2011

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$4,726		—	$4,726		$1,158	$204	$1,362
Class 2	4,685		—	4,685		6,152	1,104	7,256
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$9,411		—	$9,411		$7,310	$1,308	$8,618

Asset Allocation Fund
	Year ended December 31, 2012					Year ended December 31, 2011

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$149,689		—	$149,689		$126,587	—	$126,587
Class 2	99,191		—	99,191		100,376	—	100,376
Class 3	742		—	742		755	—	755
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$249,622		—	$249,622		$227,718	—	$227,718

Global Balanced Fund
	Year ended December 31, 2012					Period ended December 31, 2011[3]

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$562		—	$562		$180	—	$180
Class 2	1,835		—	1,835		386	—	386
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$2,397		—	$2,397		$566	—	$566

Bond Fund
	Year ended December 31, 2012					Year ended December 31, 2011

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$106,210		—	$106,210		$144,664	—	$144,664
Class 2	125,665		—	125,665		149,774	—	149,774
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$231,875		—	$231,875		$294,438	—	$294,438

Global Bond Fund
	Year ended December 31, 2012					Year ended December 31, 2011

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$23,288		$3,369	$26,657		$17,957	$2,360	$20,317
Class 2	42,360		7,923	50,283		46,119	8,107	54,226
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$65,648		$11,292	$76,940		$64,076	$10,467	$74,543

American Funds Insurance Series

104

High-Income Bond Fund
	Year ended December 31, 2012					Year ended December 31, 2011

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$62,358		—	$62,358		$62,902	—	$62,902
Class 2	79,441		—	79,441		83,842	—	83,842
Class 3	1,459		—	1,459		1,593	—	1,593
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$143,258		—	$143,258		$148,337	—	$148,337

Mortgage Fund
	Year ended December 31, 2012					Period ended December 31, 2011[3]

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$1,305		—	$1,305		$555	—	$555
Class 2	648		—	648		202	—	202
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$1,953		—	$1,953		$757	—	$757

U.S. Government/AAA-Rated Securities Fund
	Year ended December 31, 2012					Year ended December 31, 2011

Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$45,898		$27,829	$73,727		$61,491	$15,498	$76,989
Class 2	47,011		31,761	78,772		64,659	17,494	82,153
Class 3	493		330	823		761	200	961
Class 4[1]	—	[2]	—	—	[2]	—	—	—

Total	$93,402		$59,920	$153,322		$126,911	$33,192	$160,103

[1]	For the period December 14, 2012, commencement of operations, through December 31, 2012.
[2]	Amount less than one thousand.
[3]	For the period May 2, 2011, commencement of operations, through December 31, 2011.

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7. Fees and transactions with related parties

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase.

The range of rates and asset levels and the current annualized rates of average net assets for each fund are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31, 2012

Fund	Beginning with	Ending with	Up to	In excess of

Global Discovery Fund	.580%	.440%	$.5	$1.0	.58%
Global Growth Fund	.690	.460	.6	5.0	.53
Global Small Capitalization Fund	.800	.635	.6	5.0	.71
Growth Fund	.500	.280	.6	34.0	.33
International Fund	.690	.430	.5	21.0	.50
New World Fund	.850	.620	.5	2.5	.74
Blue Chip Income and Growth Fund	.500	.370	.6	4.0	.41
Global Growth and Income Fund	.690	.480	.6	3.0	.60
Growth-Income Fund	.500	.219	.6	34.0	.27
International Growth and Income Fund	.690	.530	.5	1.0	.69
Asset Allocation Fund	.500	.250	.6	8.0	.29
Global Balanced Fund	.660	.510	.5	1.0	.66
Bond Fund	.480	.330	.6	8.0	.37
Global Bond Fund	.570	.500	1.0	1.0	.53
High-Income Bond Fund	.500	.420	.6	2.0	.46
Mortgage Fund	.420	.290	.6	3.0	.42
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.33
Cash Management Fund	.320	.270	1.0	2.0	.32

Distribution services — The series has plans of distribution for Class 2, 3 and 4 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on average daily net assets, of 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.25% for Class 4 shares to pay service fees to firms that have entered into agreements with the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing.

Administrative services — The board of trustees approved an administrative services agreement with CRMC effective January 1, 2012. Under this agreement, each share class pays an annual fee of 0.01% based on its respective average daily net assets to compensate CRMC for providing administrative services. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third-parties that provide services to fund shareholders.

Insurance administrative services — The series has an insurance administrative services plan for Class 4 shares. Under the plan, Class 4 shares pay 0.25% of each insurance company’s respective average daily net assets in the share class to compensate the insurance companies for services provided to its separate accounts and contractholders for which the Class 4 shares of the funds are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, record maintenance, shareholder communications and transactional services. The insurance companies are not related parties.

American Funds Insurance Series

106

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, includes current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

Fund	Current fees	Increase in value of deferred amounts		Total trustees’ compensation

Global Discovery Fund	$2	$—	*	$2
Global Growth Fund	47	4		51
Global Small Capitalization Fund	32	2		34
Growth Fund	234	43		277
International Fund	84	20		104
New World Fund	21	1		22
Blue Chip Income and Growth Fund	43	2		45
Global Growth and Income Fund	19	1		20
Growth-Income Fund	223	50		273
International Growth and Income Fund	2	—	*	2
Asset Allocation Fund	110	13		123
Global Balanced Fund	1	—	*	1
Bond Fund	87	5		92
Global Bond Fund	22	1		23
High-Income Bond Fund	18	5		23
Mortgage Fund	1	—	*	1
U.S. Government/AAA-Rated Securities Fund	36	5		41
Cash Management Fund	6	2		8

*Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the series.

8. Investment transactions and other disclosures

The following tables present additional information for the year ended December 31, 2012 (dollars in thousands):

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Purchases of investment securities*	$85,005	$1,034,418	$1,342,475	$4,566,857	$2,310,366	$762,535
Sales of investment securities*	89,863	1,610,757	1,146,762	8,782,186	2,643,207	694,350
Non-U.S. taxes paid on dividend income	121	6,329	1,846	7,999	19,402	3,278
Non-U.S. taxes paid on interest income	—	—	—	—	—	146
Non-U.S. taxes paid (refunded) on realized gains	—†	—	73	—	88	(130)
Non-U.S. taxes provided on unrealized gains	—	75	—	—	4,608	197
Dividends from affiliated issuers	—	—	846	7,774	—	—
Net realized (loss) gain from affiliated issuers	—	—	(11,005)	2,885	—	—

See end of table for footnotes.

American Funds Insurance Series

107

	Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund		Asset Allocation Fund	Global Balanced Fund

Purchases of investment securities*	$1,572,567	$572,924	$5,306,525	$220,035		$6,730,656	$134,903
Sales of investment securities*	1,575,507	784,723	8,146,760	77,473		7,481,233	91,279
Non-U.S. taxes paid on dividend income	660	3,352	6,522	688		4,770	174
Non-U.S. taxes paid on interest income	—	—	—	—		—	6
Non-U.S. taxes paid on realized gains	—	—	—	2		—	—
Non-U.S. taxes provided on unrealized gains	—	26	—	—	†	—	—
Dividends from affiliated issuers	—	658	3,543	—		—	—
Net realized loss from affiliated issuers	—	—	(9,133)	—		—	—

See end of table for footnotes.

	Bond Fund	Global Bond Fund	High- Income Bond Fund		Mortgage Fund	U.S. Government/ AAA-Rated Securities Fund

Purchases of investment securities*	$18,779,221	$3,573,851	$918,755		$468,104	$14,223,689
Sales of investment securities*	19,556,531	3,257,719	864,805		416,497	14,380,991
Non-U.S. taxes paid on interest income	10	274	—	†	—	—

*Excludes short-term securities and U.S. government obligations, if any.
†Amount less than one thousand.

9. Ownership concentration
At December 31, 2012, CRMC held aggregate ownership of 21% of the outstanding shares of Global Balanced Fund. The ownership represents the seed money invested in the fund when it began operations on May 2, 2011.

American Funds Insurance Series

108

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waiver		Ratio of expenses to average net assets after waiver[2]	Ratio of net income to average net assets[2]

Global Discovery Fund

Class 1
12/31/12	$11.35	$.10	$2.26	$2.36	$(.10)	$—	$(.10)	$13.61	20.81%	$33.62%				.62%	.79%
12/31/11	12.28	.07	(.92)	(.85)	(.08)	—	(.08)	11.35	(6.91)	27.60				.60	.58
12/31/10	11.20	.10	1.07	1.17	(.09)	—	(.09)	12.28	10.43	31.61				.61	.87
12/31/09	7.45	.05	3.78	3.83	(.08)	—	(.08)	11.20	51.49	31.61				.61	.59
12/31/08	14.09	.15	(6.37)	(6.22)	(.12)	(.30)	(.42)	7.45	(45.02)	18.60				.55	1.33
Class 2
12/31/12	11.30	.07	2.25	2.32	(.07)	—	(.07)	13.55	20.52	229.87				.87	.54
12/31/11	12.22	.04	(.91)	(.87)	(.05)	—	(.05)	11.30	(7.13)	202.85				.85	.33
12/31/10	11.15	.07	1.06	1.13	(.06)	—	(.06)	12.22	10.14	217.86				.86	.62
12/31/09	7.43	.03	3.74	3.77	(.05)	—	(.05)	11.15	50.91	192.86				.86	.36
12/31/08	14.02	.12	(6.32)	(6.20)	(.09)	(.30)	(.39)	7.43	(45.09)	131.85				.80	1.08

Global Growth Fund

Class 1
12/31/12	$19.40	$.30	$4.14	$4.44	$(.26)	$—	$(.26)	$23.58	22.89%	$1,466.56%				.56%	1.38%
12/31/11	21.61	.29	(2.16)	(1.87)	(.34)	—	(.34)	19.40	(8.66)	1,277.55				.55	1.37
12/31/10	19.61	.30	2.04	2.34	(.34)	—	(.34)	21.61	12.04	1,227.56				.56	1.54
12/31/09	13.96	.26	5.67	5.93	(.28)	—	(.28)	19.61	42.58	1,037.56				.56	1.59
12/31/08	25.15	.47	(9.50)	(9.03)	(.41)	(1.75)	(2.16)	13.96	(38.23)	675.55				.50	2.37
Class 2
12/31/12	19.29	.24	4.11	4.35	(.20)	—	(.20)	23.44	22.56	3,723.81				.81	1.13
12/31/11	21.48	.24	(2.15)	(1.91)	(.28)	—	(.28)	19.29	(8.89)	3,535.80				.80	1.13
12/31/10	19.50	.25	2.03	2.28	(.30)	—	(.30)	21.48	11.75	4,308.81				.81	1.30
12/31/09	13.88	.22	5.64	5.86	(.24)	—	(.24)	19.50	42.30	4,100.82				.82	1.36
12/31/08	25.00	.42	(9.43)	(9.01)	(.36)	(1.75)	(2.11)	13.88	(38.39)	3,198.80				.75	2.12
Class 4
12/31/12[3,4]	23.53	.01	.29	.30	(.25)	—	(.25)	23.58	1.27	—	[5]	.02	[6]	.02 [6]	.04 [6]

Global Small Capitalization Fund

Class 1
12/31/12	$17.28	$.09	$3.09	$3.18	$(.30)	$—	$(.30)	$20.16	18.51%	$1,019.75%				.75%	.46%
12/31/11	21.67	.07	(4.14)	(4.07)	(.32)	—	(.32)	17.28	(18.94)	795.74				.74	.36
12/31/10	18.00	.13	3.91	4.04	(.37)	—	(.37)	21.67	22.76	818.75				.75	.69
12/31/09	11.18	.09	6.80	6.89	(.07)	—	(.07)	18.00	61.63	604.76				.76	.61
12/31/08	27.20	.19	(13.33)	(13.14)	—	(2.88)	(2.88)	11.18	(53.39)	306.74				.67	1.01
Class 2
12/31/12	17.04	.04	3.03	3.07	(.25)	—	(.25)	19.86	18.18	2,603		1.00		1.00	.20
12/31/11	21.35	.02	(4.06)	(4.04)	(.27)	—	(.27)	17.04	(19.14)	2,450.99				.99	.10
12/31/10	17.74	.08	3.86	3.94	(.33)	—	(.33)	21.35	22.41	3,189		1.00		1.00	.45
12/31/09	11.03	.05	6.70	6.75	(.04)	—	(.04)	17.74	61.30	2,678		1.01		1.01	.36
12/31/08	26.95	.14	(13.18)	(13.04)	—	(2.88)	(2.88)	11.03	(53.52)	1,748.99				.92	.70
Class 4
12/31/12[3,4]	19.68	.01	.54	.55	(.07)	—	(.07)	20.16	2.80	—	[5]	.04	[6]	.04 [6]	.04 [6]

See end of table for footnotes.

American Funds Insurance Series

109

		Income (loss) from investment operations[1]			Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver		Ratio of expenses to average net assets after waiver[2]		Ratio of net income to average net assets[2]

Growth Fund

Class 1
12/31/12	$52.07	$.63	$8.83	$9.46	$(.63)	$—	$(.63)	$60.90	18.19%	$7,116.35%			.35%		1.10%
12/31/11	54.78	.45	(2.68)	(2.23)	(.48)	—	(.48)	52.07	(4.06)	7,426.34			.34		.81
12/31/10	46.45	.49	8.32	8.81	(.48)	—	(.48)	54.78	19.01	8,011.34			.34		1.02
12/31/09	33.51	.35	12.94	13.29	(.35)	—	(.35)	46.45	39.74	6,565.35			.35		.91
12/31/08	67.22	.63	(27.52)	(26.89)	(.56)	(6.26)	(6.82)	33.51	(43.83)	4,768.33			.30		1.23
Class 2
12/31/12	51.68	.47	8.77	9.24	(.47)	—	(.47)	60.45	17.89	14,911.60			.60		.83
12/31/11	54.35	.30	(2.63)	(2.33)	(.34)	—	(.34)	51.68	(4.27)	16,701.59			.59		.55
12/31/10	46.10	.36	8.24	8.60	(.35)	—	(.35)	54.35	18.68	19,896.59			.59		.76
12/31/09	33.27	.25	12.84	13.09	(.26)	—	(.26)	46.10	39.41	18,201.60			.60		.66
12/31/08	66.72	.50	(27.27)	(26.77)	(.42)	(6.26)	(6.68)	33.27	(43.97)	13,383.58			.55		.95
Class 3
12/31/12	52.13	.53	8.83	9.36	(.52)	—	(.52)	60.97	17.97	189.53			.53		.92
12/31/11	54.82	.34	(2.66)	(2.32)	(.37)	—	(.37)	52.13	(4.21)	189.52			.52		.62
12/31/10	46.49	.40	8.31	8.71	(.38)	—	(.38)	54.82	18.76	232.52			.52		.82
12/31/09	33.54	.28	12.95	13.23	(.28)	—	(.28)	46.49	39.51	230.53			.53		.72
12/31/08	67.21	.54	(27.50)	(26.96)	(.45)	(6.26)	(6.71)	33.54	(43.93)	198.51			.48		1.02
Class 4
12/31/12[3,4]	60.55	.03	.78	.81	(.46)	—	(.46)	60.90	1.33	— [5]	.02	[6]	.02	[6]	.05	[6]

International Fund

Class 1
12/31/12	$15.21	$.30	$2.47	$2.77	$(.30)	$—	$(.30)	$17.68	18.21%	$3,618.54%			.54%		1.81%
12/31/11	18.05	.35	(2.84)	(2.49)	(.35)	—	(.35)	15.21	(13.76)	3,314.53			.53		2.03
12/31/10	17.17	.28	.99	1.27	(.39)	—	(.39)	18.05	7.52	3,490.53			.53		1.69
12/31/09	12.22	.24	5.04	5.28	(.25)	(.08)	(.33)	17.17	43.50	2,851.54			.54		1.70
12/31/08	24.81	.43	(9.88)	(9.45)	(.40)	(2.74)	(3.14)	12.22	(42.01)	1,864.52			.48		2.42
Class 2
12/31/12	15.16	.26	2.45	2.71	(.25)	—	(.25)	17.62	17.91	5,465.79			.79		1.57
12/31/11	17.98	.31	(2.82)	(2.51)	(.31)	—	(.31)	15.16	(13.96)	5,210.78			.78		1.81
12/31/10	17.11	.24	.98	1.22	(.35)	—	(.35)	17.98	7.23	6,615.78			.78		1.46
12/31/09	12.19	.21	5.01	5.22	(.22)	(.08)	(.30)	17.11	43.07	6,411.79			.79		1.48
12/31/08	24.72	.41	(9.85)	(9.44)	(.35)	(2.74)	(3.09)	12.19	(42.12)	4,901.77			.72		2.16
Class 3
12/31/12	15.23	.27	2.47	2.74	(.27)	—	(.27)	17.70	17.97	44.72			.72		1.65
12/31/11	18.05	.33	(2.83)	(2.50)	(.32)	—	(.32)	15.23	(13.85)	43.71			.71		1.90
12/31/10	17.18	.26	.97	1.23	(.36)	—	(.36)	18.05	7.26	61.71			.71		1.54
12/31/09	12.23	.22	5.04	5.26	(.23)	(.08)	(.31)	17.18	43.25	68.72			.72		1.54
12/31/08	24.80	.43	(9.90)	(9.47)	(.36)	(2.74)	(3.10)	12.23	(42.10)	57.70			.65		2.25
Class 4
12/31/12[3,4]	17.79	.01	.16	.17	(.28)	—	(.28)	17.68	.98	— [5]	.02	[6]	.02	[6]	.05	[6]

American Funds Insurance Series

110

		Income (loss) from investment operations[1]			Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waiver		Ratio of expenses to average net assets after waiver[2]		Ratio of net income to average net assets[2]

New World Fund

Class 1
12/31/12	$19.65	$.33	$3.23	$3.56	$(.28)	$—	$(.28)	$22.93	18.13%	$1,140.79%				.79%		1.54%
12/31/11	23.28	.36	(3.55)	(3.19)	(.44)	—	(.44)	19.65	(13.75)	826.78				.78		1.62
12/31/10	20.04	.37	3.25	3.62	(.38)	—	(.38)	23.28	18.20	774.80				.80		1.76
12/31/09	13.57	.34	6.42	6.76	(.29)	—	(.29)	20.04	49.95	500.82				.82		2.02
12/31/08	25.88	.43	(10.68)	(10.25)	(.36)	(1.70)	(2.06)	13.57	(42.20)	253.81				.73		2.18
Class 2
12/31/12	19.50	.28	3.19	3.47	(.22)	—	(.22)	22.75	17.82	1,378		1.04		1.04		1.31
12/31/11	23.09	.30	(3.51)	(3.21)	(.38)	—	(.38)	19.50	(13.95)	1,350		1.03		1.03		1.37
12/31/10	19.89	.31	3.22	3.53	(.33)	—	(.33)	23.09	17.87	1,739		1.05		1.05		1.52
12/31/09	13.47	.29	6.38	6.67	(.25)	—	(.25)	19.89	49.65	1,492		1.07		1.07		1.78
12/31/08	25.69	.40	(10.62)	(10.22)	(.30)	(1.70)	(2.00)	13.47	(42.37)	1,044		1.06		.98		1.94
Class 4
12/31/12[3,4]	22.83	.01	.35	.36	(.26)	—	(.26)	22.93	1.58	—	[5]	.04	[6]	.04	[6]	.04	[6]

Blue Chip Income and Growth Fund

Class 1
12/31/12	$9.00	$.24	$1.04	$1.28	$(.23)	$—	$(.23)	$10.05	14.18%	$1,357.43%				.43%		2.41%
12/31/11	9.25	.19	(.25)	(.06)	(.19)	—	(.19)	9.00	(.63)	992.42				.42		2.08
12/31/10	8.37	.18	.87	1.05	(.17)	—	(.17)	9.25	12.61	674.44				.44		2.10
12/31/09	6.67	.16	1.71	1.87	(.17)	—	(.17)	8.37	28.18	408.44				.44		2.26
12/31/08	11.53	.22	(4.22)	(4.00)	(.21)	(.65)	(.86)	6.67	(36.30)	220.43				.39		2.48
Class 2
12/31/12	8.93	.21	1.03	1.24	(.20)	—	(.20)	9.97	13.88	3,382.68				.68		2.17
12/31/11	9.18	.17	(.26)	(.09)	(.16)	—	(.16)	8.93	(.90)	3,340.67				.67		1.83
12/31/10	8.31	.16	.86	1.02	(.15)	—	(.15)	9.18	12.33	3,677.69				.69		1.87
12/31/09	6.62	.14	1.70	1.84	(.15)	—	(.15)	8.31	27.97	3,344.69				.69		2.06
12/31/08	11.45	.19	(4.18)	(3.99)	(.19)	(.65)	(.84)	6.62	(36.50)	2,602.68				.64		2.10
Class 4
12/31/12[3,4]	10.20	.01	.03	.04	(.19)	—	(.19)	10.05	.38	—	[5]	.02	[6]	.02	[6]	.10	[6]

Global Growth and Income Fund

Class 1
12/31/12	$9.20	$.25	$1.39	$1.64	$(.28)	$—	$(.28)	$10.56	17.93%	$180.62%				.62%		2.56%
12/31/11	9.96	.28	(.75)	(.47)	(.29)	—	(.29)	9.20	(4.68)	161.61				.61		2.86
12/31/10	9.14	.23	.85	1.08	(.26)	—	(.26)	9.96	12.02	171.61				.61		2.54
12/31/09	6.68	.20	2.47	2.67	(.21)	—	(.21)	9.14	40.11	160.63				.63		2.63
12/31/08	11.78	.28	(5.09)	(4.81)	(.22)	(.07)	(.29)	6.68	(41.06)	95.62				.56		3.00
Class 2
12/31/12	9.19	.23	1.38	1.61	(.26)	—	(.26)	10.54	17.56	1,837.87				.87		2.31
12/31/11	9.94	.25	(.74)	(.49)	(.26)	—	(.26)	9.19	(4.85)	1,839.86				.86		2.60
12/31/10	9.12	.21	.85	1.06	(.24)	—	(.24)	9.94	11.78	2,130.86				.86		2.28
12/31/09	6.67	.18	2.46	2.64	(.19)	—	(.19)	9.12	39.72	1,951.88				.88		2.42
12/31/08	11.75	.26	(5.07)	(4.81)	(.20)	(.07)	(.27)	6.67	(41.17)	1,529.86				.81		2.73
Class 4
12/31/12[3,4]	10.64	.01	.13	.14	(.23)	—	(.23)	10.55	1.27	—	[5]	.03	[6]	.03	[6]	.08	[6]

See end of table for footnotes.

American Funds Insurance Series

111

		Income (loss) from investment operations[1]			Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver		Ratio of expenses to average net assets after waiver[2]		Ratio of net income to average net assets[2]

Growth-Income Fund

Class 1
12/31/12	$33.27	$.66	$5.25	$5.91	$(.70)	$—	$(.70)	$38.48	17.79%	$9,782.29%			.29%		1.79%
12/31/11	34.47	.61	(1.18)	(.57)	(.63)	—	(.63)	33.27	(1.60)	9,496.28			.28		1.77
12/31/10	31.37	.56	3.10	3.66	(.56)	—	(.56)	34.47	11.72	9,370.29			.29		1.76
12/31/09	24.25	.49	7.13	7.62	(.50)	—	(.50)	31.37	31.54	8,142.29			.29		1.83
12/31/08	42.52	.69	(15.91)	(15.22)	(.69)	(2.36)	(3.05)	24.25	(37.68)	5,034.28			.25		2.03
Class 2
12/31/12	33.07	.56	5.22	5.78	(.61)	—	(.61)	38.24	17.48	13,403.54			.54		1.53
12/31/11	34.25	.52	(1.16)	(.64)	(.54)	—	(.54)	33.07	(1.83)	13,235.53			.53		1.52
12/31/10	31.18	.48	3.07	3.55	(.48)	—	(.48)	34.25	11.43	16,668.54			.54		1.52
12/31/09	24.11	.42	7.09	7.51	(.44)	—	(.44)	31.18	31.24	16,220.54			.54		1.60
12/31/08	42.26	.60	(15.80)	(15.20)	(.59)	(2.36)	(2.95)	24.11	(37.85)	13,046.53			.50		1.75
Class 3
12/31/12	33.30	.59	5.26	5.85	(.63)	—	(.63)	38.52	17.59	168.47			.47		1.60
12/31/11	34.49	.55	(1.18)	(.63)	(.56)	—	(.56)	33.30	(1.77)	172.46			.46		1.59
12/31/10	31.39	.50	3.09	3.59	(.49)	—	(.49)	34.49	11.50	209.47			.47		1.59
12/31/09	24.27	.45	7.12	7.57	(.45)	—	(.45)	31.39	31.30	225.47			.47		1.68
12/31/08	42.51	.64	(15.90)	(15.26)	(.62)	(2.36)	(2.98)	24.27	(37.78)	205.46			.43		1.83
Class 4
12/31/12[3,4]	38.65	.01	.39	.40	(.58)	—	(.58)	38.47	1.02	— [5]	.01	[6]	.01	[6]	.03	[6]

International Growth and Income Fund

Class 1
12/31/12	$13.40	$.37	$1.89	$2.26	$(.37)	$—	$(.37)	$15.29	16.84%	$203.74%			.74%		2.50%
12/31/11	15.25	.47	(1.77)	(1.30)	(.44)	(.11)	(.55)	13.40	(8.51)	35.73			.73		3.17
12/31/10	14.92	.38	.68	1.06	(.33)	(.40)	(.73)	15.25	7.24	32.74			.74		2.61
12/31/09	10.92	.36	4.04	4.40	(.19)	(.21)	(.40)	14.92	40.38	28.74			.74		2.74
12/31/08[3,7]	10.00	.01	.92	.93	(.01)	—	(.01)	10.92	9.28	12.09			.08		.14
Class 2
12/31/12	13.37	.40	1.81	2.21	(.33)	—	(.33)	15.25	16.50	225.99			.99		2.77
12/31/11	15.21	.42	(1.75)	(1.33)	(.40)	(.11)	(.51)	13.37	(8.71)	199.98			.98		2.89
12/31/10	14.90	.35	.67	1.02	(.31)	(.40)	(.71)	15.21	6.92	180.99			.99		2.37
12/31/09	10.92	.26	4.10	4.36	(.17)	(.21)	(.38)	14.90	40.04	99.99			.99		1.89
12/31/08[3,7]	10.00	.01	.92	.93	(.01)	—	(.01)	10.92	9.27	4.11			.11		.05
Class 4
12/31/12[3,4]	15.56	.01	.09	.10	(.37)	—	(.37)	15.29	.62	— [5]	.04	[6]	.04	[6]	.07	[6]

Asset Allocation Fund

Class 1
12/31/12	$16.17	$.37	$2.28	$2.65	$(.39)	$—	$(.39)	$18.43	16.44%	$7,199.31%			.31%		2.11%
12/31/11	16.28	.37	(.12)	.25	(.36)	—	(.36)	16.17	1.56	5,932.31			.31		2.25
12/31/10	14.75	.35	1.52	1.87	(.34)	—	(.34)	16.28	12.75	5,235.31			.31		2.33
12/31/09	12.16	.35	2.59	2.94	(.35)	—	(.35)	14.75	24.27	4,151.32			.32		2.65
12/31/08	18.51	.47	(5.70)	(5.23)	(.45)	(.67)	(1.12)	12.16	(29.30)	2,243.32			.29		2.98
Class 2
12/31/12	16.06	.33	2.27	2.60	(.35)	—	(.35)	18.31	16.19	5,225.56			.56		1.86
12/31/11	16.17	.33	(.13)	.20	(.31)	—	(.31)	16.06	1.30	5,151.56			.56		1.99
12/31/10	14.65	.31	1.51	1.82	(.30)	—	(.30)	16.17	12.50	5,689.57			.57		2.08
12/31/09	12.08	.32	2.56	2.88	(.31)	—	(.31)	14.65	23.98	5,537.58			.58		2.45
12/31/08	18.39	.43	(5.66)	(5.23)	(.41)	(.67)	(1.08)	12.08	(29.51)	4,822.57			.54		2.70
Class 3
12/31/12	16.18	.34	2.29	2.63	(.36)	—	(.36)	18.45	16.28	38.49			.49		1.93
12/31/11	16.29	.34	(.13)	.21	(.32)	—	(.32)	16.18	1.36	38.49			.49		2.05
12/31/10	14.75	.32	1.53	1.85	(.31)	—	(.31)	16.29	12.62	44.50			.50		2.15
12/31/09	12.17	.33	2.57	2.90	(.32)	—	(.32)	14.75	23.95	44.51			.51		2.53
12/31/08	18.50	.44	(5.68)	(5.24)	(.42)	(.67)	(1.09)	12.17	(29.39)	41.50			.47		2.77
Class 4
12/31/12[3,4]	18.52	.01	.21	.22	(.31)	—	(.31)	18.43	1.17	— [5]	.01	[6]	.01	[6]	.08	[6]

American Funds Insurance Series

112

		Income (loss) from investment operations[1]			Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver		Ratio of expenses to average net assets after waiver[2]		Ratio of net income to average net assets[2]

Global Balanced Fund

Class 1
12/31/12	$9.35	$.20	$.98	$1.18	$(.19)	$—	$(.19)	$10.34	12.58%	$32.72%			.72%		2.00%
12/31/11[3,8]	10.00	.13	(.72)	(.59)	(.06)	—	(.06)	9.35	(5.89)	28.69		[9]	.69	[9]	1.99	[9]
Class 2
12/31/12	9.35	.17	.97	1.14	(.16)	—	(.16)	10.33	12.24	119.97			.97		1.76
12/31/11[3,8]	10.00	.09	(.69)	(.60)	(.05)	—	(.05)	9.35	(5.97)	72.94		[9]	.94	[9]	1.45	[9]
Class 4
12/31/12[3,4]	10.47	.01	.03	.04	(.18)	—	(.18)	10.33	.40	— [5]	.03	[6]	.03	[6]	.05	[6]

Bond Fund

Class 1
12/31/12	$10.99	$.25	$.36	$.61	$(.31)	$—	$(.31)	$11.29	5.58%	$3,917.39%			.39%		2.23%
12/31/11	10.67	.32	.36	.68	(.36)	—	(.36)	10.99	6.41	4,354.38			.38		2.89
12/31/10	10.33	.33	.36	.69	(.35)	—	(.35)	10.67	6.73	4,768.38			.38		3.03
12/31/09	9.45	.42	.80	1.22	(.34)	—	(.34)	10.33	12.83	3,775.39			.39		4.19
12/31/08	11.14	.61	(1.64)	(1.03)	(.63)	(.03)	(.66)	9.45	(9.16)	2,090.40			.36		5.84
Class 2
12/31/12	10.87	.22	.36	.58	(.28)	—	(.28)	11.17	5.37	5,044.64			.64		1.97
12/31/11	10.56	.29	.35	.64	(.33)	—	(.33)	10.87	6.10	4,984.63			.63		2.64
12/31/10	10.23	.30	.36	.66	(.33)	—	(.33)	10.56	6.44	5,074.63			.63		2.79
12/31/09	9.36	.40	.79	1.19	(.32)	—	(.32)	10.23	12.61	4,635.64			.64		4.00
12/31/08	11.03	.59	(1.63)	(1.04)	(.60)	(.03)	(.63)	9.36	(9.35)	3,432.65			.61		5.53
Class 4
12/31/12[3,4]	11.55	.01	(.02)	(.01)	(.25)	—	(.25)	11.29	(.04)	— [5]	.02	[6]	.02	[6]	.10	[6]

Global Bond Fund

Class 1
12/31/12	$11.96	$.28	$.48	$.76	$(.29)	$(.11)	$(.40)	$12.32	6.43%	$959.56%			.56%		2.29%
12/31/11	11.82	.36	.22	.58	(.37)	(.07)	(.44)	11.96	4.86	619.56			.56		2.97
12/31/10	11.57	.41	.21	.62	(.37)	—	(.37)	11.82	5.44	325.57			.57		3.42
12/31/09	10.68	.45	.62	1.07	(.18)	—	(.18)	11.57	10.04	162.59			.59		4.06
12/31/08	10.83	.48	(.09)	.39	(.54)	— [10]	(.54)	10.68	3.60	111.59			.53		4.36
Class 2
12/31/12	11.91	.25	.48	.73	(.26)	(.11)	(.37)	12.27	6.19	1,664.81			.81		2.06
12/31/11	11.78	.33	.21	.54	(.34)	(.07)	(.41)	11.91	4.54	1,639.81			.81		2.75
12/31/10	11.53	.38	.22	.60	(.35)	—	(.35)	11.78	5.23	1,497.83			.83		3.21
12/31/09	10.66	.42	.61	1.03	(.16)	—	(.16)	11.53	9.69	1,203.84			.84		3.79
12/31/08	10.81	.44	(.07)	.37	(.52)	— [10]	(.52)	10.66	3.48	802.84			.79		4.06
Class 4
12/31/12[3,4]	12.53	.01	(.04)	(.03)	(.19)	—	(.19)	12.31	(.28)	— [5]	.02	[6]	.02	[6]	.11	[6]

See end of table for footnotes.

American Funds Insurance Series

113

		Income (loss) from investment operations[1]				Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver		Ratio of expenses to average net assets after waiver[2]		Ratio of net income (loss) to average net assets[2]

High-Income Bond Fund

Class 1
12/31/12	$10.54	$.81		$.64	$1.45	$(.83)	$—	$(.83)	$11.16	13.90%	$894.48%			.48%		7.25%
12/31/11	11.20	.88		(.64)	.24	(.90)	—	(.90)	10.54	2.18	787.47			.47		7.70
12/31/10	10.49	.91		.68	1.59	(.88)	—	(.88)	11.20	15.38	769.48			.48		8.15
12/31/09	8.05	.75		2.41	3.16	(.72)	—	(.72)	10.49	39.45	635.48			.48		7.86
12/31/08	11.65	.87		(3.64)	(2.77)	(.83)	—	(.83)	8.05	(23.74)	340.48			.43		8.22
Class 2
12/31/12	10.42	.78		.63	1.41	(.80)	—	(.80)	11.03	13.70	1,135.73			.73		7.00
12/31/11	11.08	.84		(.63)	.21	(.87)	—	(.87)	10.42	1.92	1,064.72			.72		7.44
12/31/10	10.39	.87		.68	1.55	(.86)	—	(.86)	11.08	15.07	1,142.73			.73		7.91
12/31/09	7.99	.71		2.39	3.10	(.70)	—	(.70)	10.39	38.94	1,063.74			.74		7.62
12/31/08	11.55	.84		(3.60)	(2.76)	(.80)	—	(.80)	7.99	(23.84)	780.73			.68		7.92
Class 3
12/31/12	10.56	.80		.63	1.43	(.81)	—	(.81)	11.18	13.67	21.66			.66		7.07
12/31/11	11.22	.86		(.64)	.22	(.88)	—	(.88)	10.56	1.97	21.65			.65		7.51
12/31/10	10.51	.89		.68	1.57	(.86)	—	(.86)	11.22	15.14	23.66			.66		7.98
12/31/09	8.07	.73		2.42	3.15	(.71)	—	(.71)	10.51	39.14	24.67			.67		7.69
12/31/08	11.65	.86		(3.64)	(2.78)	(.80)	—	(.80)	8.07	(23.76)	18.66			.61		7.96
Class 4
12/31/12[3,4]	11.80	.04		— [10]	.04	(.68)	—	(.68)	11.16	.34	— [5]	.02	[6]	.02	[6]	.35 [6]

Mortgage Fund

Class 1
12/31/12	$10.37	$.01		$.25	$.26	$(.06)	$(.10)	$(.16)	$10.47	2.57%	$87.45%			.45%		.08%
12/31/11[3,8]	10.00	—	[10]	.48	.48	(.01)	(.10)	(.11)	10.37	4.78	55.42		[9]	.42	[9]	.04 [9]
Class 2
12/31/12	10.36	(.02)		.26	.24	(.04)	(.10)	(.14)	10.46	2.38	49.70			.70		(.16)
12/31/11[3,8]	10.00	(.02)		.48	.46	— [10]	(.10)	(.10)	10.36	4.60	22.67		[9]	.67	[9]	(.25)[9]
Class 4
12/31/12[3,4]	10.60	—	[10]	.01	.01	(.06)	(.08)	(.14)	10.47	.09	— [5]	.02	[6]	.02	[6]	.04 [6]

U.S. Government/AAA-Rated Securities Fund

Class 1
12/31/12	$13.00	$.10		$.18	$.28	$(.16)	$(.37)	$(.53)	$12.75	2.22%	$1,809.34%			.34%		.75%
12/31/11	12.59	.23		.74	.97	(.26)	(.30)	(.56)	13.00	7.85	1,785.34			.34		1.83
12/31/10	12.18	.26		.46	.72	(.25)	(.06)	(.31)	12.59	5.94	1,492.39			.36		2.07
12/31/09	12.29	.37		(.03)	.34	(.34)	(.11)	(.45)	12.18	2.79	999.41			.41		2.99
12/31/08	11.73	.50		.41	.91	(.35)	—	(.35)	12.29	7.84	496.43			.38		4.17
Class 2
12/31/12	12.89	.06		.18	.24	(.13)	(.37)	(.50)	12.63	1.91	1,995.59			.59		.50
12/31/11	12.49	.20		.73	.93	(.23)	(.30)	(.53)	12.89	7.58	2,002.59			.59		1.59
12/31/10	12.08	.23		.46	.69	(.22)	(.06)	(.28)	12.49	5.75	1,959.64			.62		1.83
12/31/09	12.20	.34		(.03)	.31	(.32)	(.11)	(.43)	12.08	2.50	1,561.66			.66		2.79
12/31/08	11.65	.47		.41	.88	(.33)	—	(.33)	12.20	7.63	1,219.68			.64		3.93
Class 3
12/31/12	13.01	.07		.19	.26	(.14)	(.37)	(.51)	12.76	2.02	20.52			.52		.58
12/31/11	12.61	.21		.73	.94	(.24)	(.30)	(.54)	13.01	7.56	24.52			.52		1.65
12/31/10	12.19	.24		.47	.71	(.23)	(.06)	(.29)	12.61	5.82	26.57			.55		1.92
12/31/09	12.30	.36		(.04)	.32	(.32)	(.11)	(.43)	12.19	2.58	27.59			.59		2.91
12/31/08	11.74	.48		.41	.89	(.33)	—	(.33)	12.30	7.66	33.61			.57		4.03
Class 4
12/31/12[3,4]	12.88	.01		(.01)	—	(.13)	—	(.13)	12.75	(.01)	— [5]	.02	[6]	.02	[6]	.05 [6]

American Funds Insurance Series

114

		(Loss) income from investment operations[1]				Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment (loss) income	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)		Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver		Ratio of expenses to average net assets after waiver[2]		Ratio of net (loss) income to average net assets[2]

Cash Management Fund

Class 1
12/31/12	$11.36	$(.03)	$.01		$(.02)	$—	$—		$—	$11.34	(.18)%	$66.34%			.34%		(.22)%
12/31/11	11.39	(.02)	(.01)		(.03)	—	—		—	11.36	(.26)	75.33			.33		(.21)
12/31/10	11.40	(.02)	.01		(.01)	—	—		—	11.39	(.09)	83.33			.33		(.14)
12/31/09	11.44	(.01)	—	[10]	(.01)	(.03)	—	[10]	(.03)	11.40	(.10)	105.33			.33		(.08)
12/31/08	11.40	.24	—	[10]	.24	(.20)	—		(.20)	11.44	2.15	158.32			.29		2.07
Class 2
12/31/12	11.22	(.05)	—	[10]	(.05)	—	—		—	11.17	(.45)	459.59			.59		(.47)
12/31/11	11.28	(.05)	(.01)		(.06)	—	—		—	11.22	(.53)	530.58			.58		(.47)
12/31/10	11.32	(.04)	—	[10]	(.04)	—	—		—	11.28	(.35)	522.58			.58		(.39)
12/31/09	11.38	(.04)	—	[10]	(.04)	(.02)	—	[10]	(.02)	11.32	(.33)	664.58			.58		(.33)
12/31/08	11.35	.20	.02		.22	(.19)	—		(.19)	11.38	1.90	1,023.57			.54		1.73
Class 3
12/31/12	11.30	(.05)	.01		(.04)	—	—		—	11.26	(.35)	11.52			.52		(.40)
12/31/11	11.34	(.04)	—	[10]	(.04)	—	—		—	11.30	(.35)	12.51			.51		(.40)
12/31/10	11.38	(.04)	—	[10]	(.04)	—	—		—	11.34	(.35)	13.51			.51		(.32)
12/31/09	11.44	(.03)	(.01)		(.04)	(.02)	—	[10]	(.02)	11.38	(.31)	17.51			.51		(.27)
12/31/08	11.40	.22	.01		.23	(.19)	—		(.19)	11.44	1.99	25.50			.47		1.91
Class 4
12/31/12[3,4]	11.34	— [10]	—	[10]	—[10]	—	—		—	11.34	.00	— [5]	.02	[6]	.02	[6]	(.01)[6]

	Year ended December 31

Portfolio turnover rate for all share classes	2012	2011		2010	2009	2008

Global Discovery Fund	40%	45%		61%	60%	46%
Global Growth Fund	22	28		28	43	38
Global Small Capitalization Fund	40	44		47	55	47
Growth Fund	21	19		28	37	26
International Fund	29	24		25	46	52
New World Fund	32	22		18	25	32
Blue Chip Income and Growth Fund	36	27		22	22	24
Global Growth and Income Fund	30	25		30	47	36
Growth-Income Fund	25	22		22	24	31
International Growth and Income Fund	31	48		31	21	—	[7]
Asset Allocation Fund	61	43		46	41	36
Global Balanced Fund	80	34	[8]	—	—	—
Bond Fund	253	163		187	125	63
Global Bond Fund	160	101		106	86	118
High-Income Bond Fund	48	51		54	47	29
Mortgage Fund	444	480	[8]	—	—	—
U.S. Government/AAA-Rated Securities Fund	447	234		208	100	108
Cash Management Fund	—	—		—	—	—

[1]	Based on average shares outstanding.
[2]	This column reflects the impact, if any, of certain waivers by CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services.
[3]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[4]	From December 14, 2012, commencement of operations.
[5]	Amount less than $1 million.
[6]	The fund’s assets consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.
[7]	From November 18, 2008, commencement of operations.
[8]	From May 2, 2011, commencement of operations.
[9]	Annualized.
[10]	Amount less than $.01.

See Notes to Financial Statements

American Funds Insurance Series

115

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Insurance Series

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios (investment portfolios for Mortgage Fund and Cash Management Fund), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Discovery Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Asset Allocation Fund, Global Balanced Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, Mortgage Fund, U.S. Government/AAA-Rated Securities Fund and Cash Management Fund (eighteen of the portfolios constituting the American Funds Insurance Series, hereafter referred to as the “Series”) at December 31, 2012, the results of each of their operations for the year then ended, and the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
February 8, 2013

American Funds Insurance Series

116

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2012, through December 31, 2012).

Actual expenses:

The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series

117

	Beginning account value 7/1/2012	Ending account value 12/31/2012	Expenses paid during period[1]	Annualized expense ratio

Global Discovery Fund
Class 1 — actual return	$1,000.00	$1,080.43	$3.24	.62%
Class 1 — assumed 5% return	1,000.00	1,022.02	3.15	.62

Class 2 — actual return	1,000.00	1,079.05	4.55	.87
Class 2 — assumed 5% return	1,000.00	1,020.76	4.42	.87

Global Growth Fund
Class 1 — actual return	$1,000.00	$1,126.56	$2.99	.56%
Class 1 — assumed 5% return	1,000.00	1,022.32	2.85	.56

Class 2 — actual return	1,000.00	1,125.12	4.33	.81
Class 2 — assumed 5% return	1,000.00	1,021.06	4.12	.81

Class 4 — actual return[2]	1,000.00	1,124.08	5.66	1.06	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,019.81	5.38	1.06	[3]

Global Small Capitalization Fund
Class 1 — actual return	$1,000.00	$1,113.98	$3.99	.75%
Class 1 — assumed 5% return	1,000.00	1,021.37	3.81	.75

Class 2 — actual return	1,000.00	1,112.26	5.31	1.00
Class 2 — assumed 5% return	1,000.00	1,020.11	5.08	1.00

Class 4 — actual return[2]	1,000.00	1,111.50	6.63	1.25	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,018.85	6.34	1.25	[3]

Growth Fund
Class 1 — actual return	$1,000.00	$1,091.08	$1.84	.35%
Class 1 — assumed 5% return	1,000.00	1,023.38	1.78	.35

Class 2 — actual return	1,000.00	1,089.67	3.15	.60
Class 2 — assumed 5% return	1,000.00	1,022.12	3.05	.60

Class 3 — actual return	1,000.00	1,090.27	2.78	.53
Class 3 — assumed 5% return	1,000.00	1,022.47	2.69	.53

Class 4 — actual return[2]	1,000.00	1,088.65	4.46	.85	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,020.86	4.32	.85	[3]

International Fund
Class 1 — actual return	$1,000.00	$1,130.46	$2.89	.54%
Class 1 — assumed 5% return	1,000.00	1,022.42	2.75	.54

Class 2 — actual return	1,000.00	1,129.30	4.23	.79
Class 2 — assumed 5% return	1,000.00	1,021.17	4.01	.79

Class 3 — actual return	1,000.00	1,130.00	3.85	.72
Class 3 — assumed 5% return	1,000.00	1,021.52	3.66	.72

Class 4 — actual return[2]	1,000.00	1,127.91	5.56	1.04	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,019.91	5.28	1.04	[3]

See end of table for footnotes.

American Funds Insurance Series

118

	Beginning account value 7/1/2012	Ending account value 12/31/2012	Expenses paid during period[1]	Annualized expense ratio

New World Fund
Class 1 — actual return	$1,000.00	$1,126.78	$4.22	.79%
Class 1 — assumed 5% return	1,000.00	1,021.17	4.01	.79

Class 2 — actual return	1,000.00	1,125.03	5.56	1.04
Class 2 — assumed 5% return	1,000.00	1,019.91	5.28	1.04

Class 4 — actual return[2]	1,000.00	1,124.28	6.89	1.29	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,018.65	6.55	1.29	[3]

Blue Chip Income and Growth Fund
Class 1 — actual return	$1,000.00	$1,051.12	$2.22	.43%
Class 1 — assumed 5% return	1,000.00	1,022.97	2.19	.43

Class 2 — actual return	1,000.00	1,049.29	3.50	.68
Class 2 — assumed 5% return	1,000.00	1,021.72	3.46	.68

Class 4 — actual return[2]	1,000.00	1,048.82	4.79	.93	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,020.46	4.72	.93	[3]

Global Growth and Income Fund
Class 1 — actual return	$1,000.00	$1,114.01	$3.35	.63%
Class 1 — assumed 5% return	1,000.00	1,021.97	3.20	.63

Class 2 — actual return	1,000.00	1,113.12	4.67	.88
Class 2 — assumed 5% return	1,000.00	1,020.71	4.47	.88

Class 4 — actual return[2]	1,000.00	1,110.52	5.94	1.12	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,019.51	5.69	1.12	[3]

Growth-Income Fund
Class 1 — actual return	$1,000.00	$1,084.83	$1.52	.29%
Class 1 — assumed 5% return	1,000.00	1,023.68	1.48	.29

Class 2 — actual return	1,000.00	1,083.11	2.83	.54
Class 2 — assumed 5% return	1,000.00	1,022.42	2.75	.54

Class 3 — actual return	1,000.00	1,083.61	2.46	.47
Class 3 — assumed 5% return	1,000.00	1,022.77	2.39	.47

Class 4 — actual return[2]	1,000.00	1,082.12	4.13	.79	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,021.17	4.01	.79	[3]

International Growth and Income Fund
Class 1 — actual return	$1,000.00	$1,097.88	$3.85	.73%
Class 1 — assumed 5% return	1,000.00	1,021.47	3.71	.73

Class 2 — actual return	1,000.00	1,096.17	5.22	.99
Class 2 — assumed 5% return	1,000.00	1,020.16	5.03	.99

Class 4 — actual return[2]	1,000.00	1,095.38	6.53	1.24	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,018.90	6.29	1.24	[3]

American Funds Insurance Series

119

	Beginning account value 7/1/2012	Ending account value 12/31/2012	Expenses paid during period[1]	Annualized expense ratio

Asset Allocation Fund
Class 1 — actual return	$1,000.00	$1,077.99	$1.62	.31%
Class 1 — assumed 5% return	1,000.00	1,023.58	1.58	.31

Class 2 — actual return	1,000.00	1,076.87	2.92	.56
Class 2 — assumed 5% return	1,000.00	1,022.32	2.85	.56

Class 3 — actual return	1,000.00	1,077.48	2.56	.49
Class 3 — assumed 5% return	1,000.00	1,022.67	2.49	.49

Class 4 — actual return[2]	1,000.00	1,075.59	4.23	.81	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,021.06	4.12	.81	[3]

Global Balanced Fund
Class 1 — actual return	$1,000.00	$1,075.74	$3.76	.72%
Class 1 — assumed 5% return	1,000.00	1,021.52	3.66	.72

Class 2 — actual return	1,000.00	1,074.68	5.06	.97
Class 2 — assumed 5% return	1,000.00	1,020.26	4.93	.97

Class 4 — actual return[2]	1,000.00	1,072.35	6.36	1.22	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,019.00	6.19	1.22	[3]

Bond Fund
Class 1 — actual return	$1,000.00	$1,023.39	$1.98	.39%
Class 1 — assumed 5% return	1,000.00	1,023.18	1.98	.39

Class 2 — actual return	1,000.00	1,022.40	3.25	.64
Class 2 — assumed 5% return	1,000.00	1,021.92	3.25	.64

Class 4 — actual return[2]	1,000.00	1,021.14	4.52	.89	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,020.66	4.52	.89	[3]

Global Bond Fund
Class 1 — actual return	$1,000.00	$1,033.38	$2.86	.56%
Class 1 — assumed 5% return	1,000.00	1,022.32	2.85	.56

Class 2 — actual return	1,000.00	1,032.20	4.14	.81
Class 2 — assumed 5% return	1,000.00	1,021.06	4.12	.81

Class 4 — actual return[2]	1,000.00	1,030.25	5.41	1.06	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,019.81	5.38	1.06	[3]

High-Income Bond Fund
Class 1 — actual return	$1,000.00	$1,072.36	$2.50	.48%
Class 1 — assumed 5% return	1,000.00	1,022.72	2.44	.48

Class 2 — actual return	1,000.00	1,071.11	3.80	.73
Class 2 — assumed 5% return	1,000.00	1,021.47	3.71	.73

Class 3 — actual return	1,000.00	1,070.60	3.44	.66
Class 3 — assumed 5% return	1,000.00	1,021.82	3.35	.66

Class 4 — actual return[2]	1,000.00	1,069.99	5.10	.98	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,020.21	4.98	.98	[3]

See end of table for footnotes.

American Funds Insurance Series

120

	Beginning account value 7/1/2012	Ending account value 12/31/2012	Expenses paid during period[1]	Annualized expense ratio

Mortgage Fund
Class 1 — actual return	$1,000.00	$1,007.44	$2.27	.45%
Class 1 — assumed 5% return	1,000.00	1,022.87	2.29	.45

Class 2 — actual return	1,000.00	1,006.49	3.53	.70
Class 2 — assumed 5% return	1,000.00	1,021.62	3.56	.70

Class 4 — actual return[2]	1,000.00	1,005.21	4.79	.95	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,020.36	4.82	.95	[3]

U.S. Government/AAA-Rated Securities Fund
Class 1 — actual return	$1,000.00	$1,006.83	$1.72	.34%
Class 1 — assumed 5% return	1,000.00	1,023.43	1.73	.34

Class 2 — actual return	1,000.00	1,004.75	2.97	.59
Class 2 — assumed 5% return	1,000.00	1,022.17	3.00	.59

Class 3 — actual return	1,000.00	1,005.18	2.62	.52
Class 3 — assumed 5% return	1,000.00	1,022.52	2.64	.52

Class 4 — actual return[2]	1,000.00	1,004.60	4.23	.84	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,020.91	4.27	.84	[3]

Cash Management Fund
Class 1 — actual return	$1,000.00	$999.12	$1.71	.34%
Class 1 — assumed 5% return	1,000.00	1,023.43	1.73	.34

Class 2 — actual return	1,000.00	997.32	2.96	.59
Class 2 — assumed 5% return	1,000.00	1,022.17	3.00	.59

Class 3 — actual return	1,000.00	998.22	2.61	.52
Class 3 — assumed 5% return	1,000.00	1,022.52	2.64	.52

Class 4 — actual return[2]	1,000.00	996.83	4.22	.84	[3]
Class 4 — assumed 5% return[2]	1,000.00	1,020.91	4.27	.84	[3]

[1]

The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

[2]	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on December 14, 2012.
The “assumed 5% return” line is based on 184 days.
[3]	Expense ratios are estimated based on current fiscal-year expenses.

American Funds Insurance Series

121

Approval of Investment Advisory and Service Agreement

The series’ board has approved the Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2013. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined that each fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to each fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s total returns with those of other relevant funds and market data such as relevant market measures for the 10-month and one-, three-, five- and 10-year periods ended October 31, 2012 (as applicable) and for the lifetime of the fund. This report, including each fund’s summary page and related disclosures, contains certain information about each fund’s investment results.

Global Discovery Fund seeks to provide long-term growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the Global Service and Information Index (a subset of the MSCI World Index), (ii) the Lipper Growth Funds Index and (iii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were superior to all three measures over the 10-month period and mixed over the one-, three- and five-year periods. The board and the committee further noted that over the 10-year period and over the lifetime of the fund since July 5, 2001, the fund’s investment results were significantly higher than the Global Service and Information Index and the Lipper Growth Funds Index.

Global Growth Fund seeks to provide long-term growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the MSCI All Country World Index and (ii) the Lipper Global Funds Average. They noted that the fund’s investment results were significantly higher than both measures over all time periods.

Global Small Capitalization Fund seeks to provide long-term growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the MSCI All Country World Small Cap Index and (ii) the Lipper Global Small/Mid-Cap Funds Average. They noted that the fund’s investment results were superior to both measures over the 10-month and one-year periods, mixed over the 10-year period and lower over the three- and five-year periods. The board and the committee further noted that over the lifetime of the fund since April 30, 1998, the fund’s investment results were higher than both measures.

American Funds Insurance Series

122

Growth Fund seeks to provide growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth Funds Average, (ii) the Lipper Capital Appreciation Funds Average and (iii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were superior to all three measures over the 10-month and 10-year periods, mixed over the one- and three-year periods, lower over the five-year period and higher than all three measures over the lifetime of the fund.

International Fund seeks to provide long-term growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the MSCI All Country World ex-USA Index and (ii) the Lipper International Funds Average. They noted that the fund’s investment results were higher than both measures over the 10-month, one-, five- and 10-year periods and lower over the three-year period. The board and the committee further noted that over the lifetime of the fund since May 1, 1990, the fund’s investment results were significantly higher than both measures.

New World Fund seeks to provide long-term capital appreciation. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Emerging Markets Funds Average and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were superior to both measures over the five-year period and mixed over the 10-month, one-, three- and 10-year periods. The board and the committee further noted that over the lifetime of the fund since June 17, 1999, the fund’s investment results were significantly higher than the MSCI index but lower than the Lipper average.

Blue Chip Income and Growth Fund seeks to provide income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average and (ii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were superior to both measures over the 10-year period, mixed over the 10-month, one- and three-year periods and lower over the five-year period and over the lifetime of the fund since July 5, 2001.

Global Growth and Income Fund seeks to provide long-term growth of capital and current income. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average and (ii) the MSCI All Country World Index. They noted that the fund’s investment results were superior to both measures over all time periods, including over the lifetime of the fund since May 1, 2006.

Growth-Income Fund seeks to provide long-term growth of capital and income. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average and (ii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were superior to both measures over the 10-month and 10-year periods and over the lifetime of the fund since February 8, 1984. The board and committee further noted that the fund’s investment results were mixed over the one- and three-year periods and lower than both measures over the five-year period.

International Growth and Income Fund seeks to provide long-term growth of capital and current income. The board and the committee reviewed the fund’s investment results measured against (i) the MSCI All Country World ex-USA Index and (ii) the Lipper International Funds Average. They noted that the fund’s investment results were superior to both measures over all time periods, including over the lifetime of the fund.

American Funds Insurance Series

123

Asset Allocation Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Balanced Funds Average, (ii) the Barclays U.S. Aggregate Index and (iii) Standard & Poor’s 500 Composite Index. They noted that the fund’s investment results were superior to all three measures over the 10-year period and superior to the Lipper Balanced Funds Average and the Barclays U.S. Aggregate Index over the 10-month, one- and three-year periods and over the lifetime of the fund since August 1, 1989, but lower than Standard & Poor’s 500 Composite Index over the same time periods. The board and the committee further noted that the fund’s investment results were mixed over the five-year period.

Global Balanced Fund seeks the accomplishment of three objectives: long-term growth of capital, conservation of principal and current income. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Flexible Portfolio Funds Average, (ii) the Barclays Global Aggregate Index, (iii) the MSCI All Country World Index and (iv) a custom index that blends the cumulative total returns of the MSCI All Country World Index and the Barclays Global Aggregate Index at 60% and 40%, respectively. They noted that the fund’s investment results were better than all measures other than the MSCI index over all time periods since its inception on May 2, 2011.

Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Intermediate Investment Grade Debt Funds Average and (ii) the Barclays U.S. Aggregate Index. They noted that the fund’s investment results were lower than both measures over the five-year period and mixed over the 10-month, one- and three-year periods and over the lifetime of the fund since January 2, 1996, but were higher than both measures over the 10-year period.

Global Bond Fund seeks to provide over the long term a high level of total return consistent with prudent investment management. The board and the committee reviewed the fund’s investment results measured against (i) the Barclays Global Aggregate Index and (ii) the Lipper Global Income Funds Average. They noted that the fund’s investment results were mixed over the 10-month, one- and three-year periods and higher than both measures over the five-year period and over the lifetime of the fund since October 4, 2006.

High-Income Bond Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper High Yield Funds Average and (ii) the Barclays U.S. Corporate High Yield 2% Issuer Cap Index. They noted that the fund’s investment results were lower than both measures over the 10-month, one-, three- and five-year periods, mixed over the 10-year period and higher than both measures over the lifetime of the fund since February 8, 1984.

Mortgage Fund seeks to provide current income and preserve capital. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper U.S. Mortgage Funds Average and (ii) the Barclays U.S. Mortgage-Backed Securities Index. They noted that the fund’s investment results were lower than both measures over the 10-month and one-year periods and mixed over the lifetime of the fund since May 2, 2011.

U.S. Government/AAA-Rated Securities Fund seeks to provide a high level of current income, as well as to preserve investment. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper General U.S. Government Funds Average and (ii) the Barclays U.S. Government/Mortgage-Backed Securities Index. They noted that the fund’s investment results were higher than both measures over the three-year period, lower over the 10-month and one-year periods and mixed over the five- and 10-year periods and over the lifetime of the fund since December 2, 1985.

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Cash Management Fund seeks to provide an opportunity to earn income on cash reserves while preserving the value of investment and maintaining liquidity. The board and the committee reviewed the fund’s investment results measured against the Lipper Money Market Funds Average. They noted that the fund’s investment results were higher than the index over the 10-year period, but lower than the index over the 10-month, one-, three- and five-year periods and over the lifetime of the fund. They also noted that these measurements were of limited assistance given the generally low level of short-term interest rates and widespread fee waivers and return supports prevailing in the money market industry during the past several years.

The board and the committee concluded that each fund’s results have been satisfactory and that CRMC’s record in managing the funds indicated that its continued management should benefit the funds and their shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. They observed that each fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the funds and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the funds and the other clients. The board and the committee concluded that each fund’s cost structure is fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the funds, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the series and the other American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that each fund’s advisory fee structure reflects a reasonable sharing of benefits between CRMC and the fund’s shareholders.

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Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee

William H. Baribault, 67	2009	Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	64	None

James G. Ellis, 66	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	65	Quiksilver, Inc.

Leonard R. Fuller, 66	1999	President and CEO, Fuller Consulting (financial management consulting firm)	65	None

W. Scott Hedrick, 67	2007	Founding General Partner, InterWest Partners (venture capital firm)	61	Hot Topic, Inc.; Office Depot, Inc.

R. Clark Hooper, 66 Chairman of the Board (Independent and Non-Executive)	2010	Private investor	67	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.

Merit E. Janow, 54	2007	Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body	64	The NASDAQ Stock Market LLC; Trimble Navigation Limited

Laurel B. Mitchell, Ph.D., 57	2010	Clinical Professor and Director, Accounting Program, University of Redlands	61	None

Frank M. Sanchez, 69	2010	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	61	None

Margaret Spellings, 55	2010	President and CEO, Margaret Spellings & Company (public policy and strategic consulting); President, U.S. Forum for Policy Innovation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former United States Secretary of Education, United States Department of Education	64	None

Steadman Upham, Ph.D., 63	2010	President and University Professor, The University of Tulsa	64	None

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“Interested” trustee5,6

Name, age and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee

Donald D. O’Neal, 52 Vice Chairman of the Board	1998	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	21	None

The series’ statement of additional information includes further details about the series’ trustees and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

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Other officers6

Name, age and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series

Alan N. Berro, 52 President	1998	Senior Vice President — Capital World Investors, Capital Research and Management Company

Michael J. Downer, 58 Executive Vice President	1991	Director, Senior Vice President and Secretary, Capital Research and Management Company; Director, American Funds Distributors, Inc.;[7] Chairman of the Board, Capital Bank and Trust Company[7]

Abner D. Goldstine, 83 Senior Vice President	1993	Senior Vice President — Fixed Income, Capital Research and Management Company

C. Ross Sappenfield, 47 Senior Vice President	2008	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company

John H. Smet, 56 Senior Vice President	1994	Senior Vice President — Fixed Income, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]

Carl M. Kawaja, 48 Vice President	2008

Senior Vice President — Capital World Investors, Capital Research and Management Company; Director, Capital International, Inc.;[7] Chairman of the Board, Capital International Asset Management (Canada), Inc.;[7] Director, The Capital Group Companies, Inc.[7]

Sung Lee, 46 Vice President	2008	Senior Vice President — Capital Research Global Investors, Capital Research Company[7]

Maria T. Manotok, 38 Vice President	2012	Vice President and Associate Counsel — Fund Business Management Group, Capital Research and Management Company; Vice President and Associate Counsel, Capital Group Companies Global[7]

S. Keiko McKibben, 43 Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company[7]

Renaud H. Samyn, 39 Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company[7]

Dylan J. Yolles, 44 Vice President	2012	Senior Vice President — Capital International Investors, Capital Research and Management Company

Steven I. Koszalka, 48 Secretary	2003	Vice President — Fund Business Management Group, Capital Research and Management Company

Gregory F. Niland, 41 Treasurer	2008	Vice President — Fund Business Management Group, Capital Research and Management Company

Courtney R. Taylor, 38 Assistant Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company

Karl C. Grauman, 45 Assistant Treasurer	2006	Vice President — Fund Business Management Group, Capital Research and Management Company

Dori Laskin, 61 Assistant Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]

Capital Research and Management Company manages the American Funds. Capital Research and Management Company also manages American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; American Funds Portfolio Series,SM which is composed of eight funds; and American Funds College Target Date Series,SM which is composed of seven funds.

[4]

This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.

[5]

“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).

[6]

All of the officers listed, with the exception of S. Keiko McKibben and Renaud H. Samyn, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

[7]	Company affiliated with Capital Research and Management Company.

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Offices of the series and	Custodian of assets	Independent registered public
of the investment adviser	State Street Bank and Trust Company	accounting firm
Capital Research and	One Lincoln Street	PricewaterhouseCoopers LLP
Management Company	Boston, MA 02111	350 South Grand Avenue
333 South Hope Street		Los Angeles, CA 90071-2889
Los Angeles, CA 90071-1406	Counsel
Bingham McCutchen LLP
6455 Irvine Center Drive	355 South Grand Avenue, Suite 4400
Irvine, CA 92618	Los Angeles, CA 90071-3106

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectus and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete December 31, 2012, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2013, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

129

The American Funds Insurance Series difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach	Proven system	Superior long-term track record

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. AFIS portfolio counselors average 25 years of investment experience, including 21 years at our company,[1] reflecting a career commitment to our long-term approach.

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Our AFIS equity funds have beaten their comparable Lipper indexes or averages in 88% of 10-year periods and 100% of 20-year periods. Our AFIS fixed-income funds have beaten comparable Lipper indexes or averages in 61% of 10-year periods and 76% of 20-year periods.[2] AFIS fund management fees have generally been among the lowest in the industry.[3]

[1]	As of October 2012.
[2]

Based on Class 2 share results for periods through 12/31/12. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index or average inception date. The comparable Lipper indexes and averages are: Growth Funds Index (Global Discovery Fund), Global Funds Index (Global Growth Fund), Global Small-Cap Funds Average (Global Small Capitalization Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Flexible Portfolio Funds Index (Asset Allocation Fund), Intermediate Investment Grade Debt Funds Average (Bond Fund), High Yield Funds Index (High-Income Bond Fund), General U.S. Government Funds Average (U.S. Government/AAA-Rated Securities Fund).

[3]	Based on management fees for the 20-year period ended 12/31/12 versus comparable Lipper categories, excluding funds of funds.

The Capital Group Companies
American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

Lit. No. INGEARX-998-0213P

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Advisers

ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Directed Services LLC
1475 Dunwoody Drive
West Chester, Pennsylvania 19380

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

    VPAR-UAMER     (1212-022013)

Annual Report

December 31, 2012

Classes ADV and I

ING Investors Trust

■	ING Retirement Conservative Portfolio

■	ING Retirement Growth Portfolio

■	ING Retirement Moderate Portfolio

■	ING Retirement Moderate Growth Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Looking Forward

Dear Shareholder,

Normally I end my letters by exhorting clients to keep their portfolios focused on long-term goals and well diversified in terms of assets and geography, and to discuss thoroughly any proposed investment changes with their financial advisors before taking action. This month, the reminders are up front to emphasize their importance as we conclude an eventful year and take a look forward.

A central theme over the past few years has been the impact government and central bank policymaking has had on economic and market outcomes. Private-sector forces, which tend to restore equilibrium in normal times, have not done enough to allow policymakers to scale back their involvement. An important reason for this is that the framework within which private-sector decisions are made requires substantial overhaul; economic and monetary ties in the euro zone need to be strengthened, the U.S. must make some difficult fiscal decisions and the success of a number of economies depends on the introduction of structural reforms.

Since the world economy is still sluggish, supportive public policies will remain critical in 2013 and beyond. However, what might we anticipate over the long term? For insight into this question, I turned to a recent report published by the National Intelligence Council — a U.S. government agency that serves as a bridge between the U.S. intelligence and policy communities — entitled “Global Trends 2030: Alternative Worlds.” The report identifies four “megatrends” that the Council considers likely to emerge over the next 20 years or so. Among these are two that potentially carry implications for future investment themes. Individual empowerment will accelerate owing to growth of the global middle class, says the Council, potentially leading to a virtuous cycle of global economic expansion and creating dynamic markets for new products and technologies. Meanwhile, emerging nations will wield greater regional influence, and the health of the global economy increasingly will be linked to how well the developing world fares. This suggests that a portfolio of securities that provide exposure to developed and emerging market economies — such as ING Funds seeks to provide — may offer attractive potential for some time to come.

It’s important to remember that these are projections and subject to change, but they point to the value of keeping one’s portfolio well diversified to meet the challenges and take advantage of the opportunities that lie ahead.

All of us at ING Funds extend our best wishes for a happy and prosperous new year. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

January 4, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2012

In the early part of our fiscal year, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, enjoyed the best first quarter rally since 1998. But in the two months from early April the MSCI World IndexSM slumped 11% as, for the third consecutive year, the basis of earlier optimism was undermined by events. The recovery from there was dramatic and the MSCI World IndexSM ended up 15.71% for the whole year, despite slow, patchy improvement in economic data, and investors’ frustration at the futile efforts of global leaders to resolve key problems. It came because central banks, by their actions, made risky assets much more attractive. (The MSCI World IndexSM returned 15.83% for the one year ended December 31, 2012, measured in U.S. dollars.)

Much of the early upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. But the improvement faded fast: the three-month average of 245,000 new jobs reported in March slumped to only 94,000 in September, before rebounding less than one third of the way to 139,000 by December. The unemployment rate was still uncomfortably high at 7.7%.

By December, other economic data, from average hourly earnings growth to consumer confidence to retail sales were mostly inconclusive. Final third quarter gross domestic product (“GDP”) growth was revised up to 3.1%, but it didn’t feel like it and the next few quarters were expected to show growth at about half of this level.

The housing market however, seemed clearly to be on the mend. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 4.3% year-over-year gain, while new home sales in November were the highest since April 2010.

Also in the relative doldrums was China, responsible for much of global GDP growth in recent years. GDP increased by 7.4% in the third quarter of 2012 over the same quarter in 2011, the lowest rise in three years.

And yet despite the shortage of good news, the MSCI World IndexSM ended December 16% above the low point in early June. How could this be? One reason was a growing sense that the euro zone’s enduring sovereign debt crisis might at last be approaching the end-game. Another was a third round of quantitative easing launched by the Federal Reserve.

In the euro zone, amid ongoing protests against fiscal austerity, a €100 billion recapitalization bailout for Spain’s shaky banks was tortuously agreed upon in June. Attention returned to Greece in July where the continuation of the country’s bailout rested on the outcome of an examination by creditors of its parlous fiscal state. With prospects for the euro looking increasingly tenuous, European Central Bank (“ECB”) President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was “ready to do whatever it takes to preserve the euro.” Under certain conditions, the ECB would buy without limitation the 1-3 year bonds of a country in difficulties.

In September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing: an additional $40 billion of agency mortgage-backed securities would be purchased monthly. Then in December, “Operation Twist” was replaced by $45 billion in monthly Treasury purchases. Exceptionally low policy interest rates would remain at least until the unemployment rate fell to 6.5%.

So the year ended with central bankers sounding increasingly determined to underpin the euro and the prices of risky assets. This was enough to drive those prices higher despite dark political clouds. In Europe, inter-governmental squabbling dangerously held back agreement on Greece’s next bailout tranche until November 27. In the U.S., the newly-elected Congress looked rather like the old one, and an ominous year-end cocktail of deflationary tax increases and spending cuts was forestalled by an eleventh-hour agreement on tax increases alone which postponed an even bigger conflict on spending and the debt ceiling until March.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) of investment grade bonds rose 4.22% in 2012. The Barclays Capital U.S. Treasury Index, a sub-index of the BCAB, returned only 1.99% as risk appetite recovered. By contrast the Barclays Capital U.S. Corporate Investment Grade Bond Index, also a sub-index of the BCAB, rose 9.82%, while the Barclays Capital High-Yield Bond — 2% Issuer Constrained Composite Index (not part of the BCAB index) gained 15.78%.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 16.00% in the fiscal year. By sector, financials led the way with a return of 28.82%, followed by consumer discretionary with a return of 23.92%. No sector incurred a loss, but defensive utilities’ slim 1.29% gain reflected improved risk appetite. Operating earnings per share for S&P 500® companies set a new record in the second quarter of 2012, and barely slipped in the third.

In currency markets, the dollar fell 1.76% against the euro, which rebounded after Draghi’s July pronouncements, and 4.38% against the pound, which moved in sympathy with the euro, reflecting close trade ties. But the dollar gained 12.79% over the yen in 2012, as Japan’s parliamentary opposition won a landslide in December elections and promised unlimited monetary easing.

In international markets, the MSCI Japan® Index soared 21.57%, due mainly to the monetary stimulus referred to above. This was despite the effect on Japan’s export focused economy of the euro zone crisis, the slowdown in China and a return to recession. The MSCI Europe ex UK® Index rose 18.78% due to central bank initiatives, in the face of economic news that was unremittingly bad, also including a return to recession and record unemployment at 11.7%. The MSCI UK® Index added 10.19%, boosted by financials but held back by large, lagging energy and materials. The U.K. GDP grew 1% in the third quarter, but this was largely due to one-time statistical anomalies.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.
MSCI EAFE® Index	An unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
S&P Target Risk Aggressive Growth Index	Seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed-income securities to enhance portfolio efficiency.
S&P Target Risk Conservative Index	Seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.
S&P Target Risk Moderate Index	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.
Russell 3000® Index	An unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

ING RETIREMENT PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

The ING Retirement Portfolios consist of ING Retirement Conservative Portfolio, ING Retirement Growth Portfolio, ING Retirement Moderate Portfolio and ING Retirement Moderate Growth Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Retirement Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of other ING Funds (“Underlying Funds”) according to target allocations determined by Directed Services LLC (“Investment Adviser”), under the guidance of an Asset Allocation
Committee(1)(2). ING Investment Management Co. LLC (“ING IM”) is the consultant (“Consultant”) to the Investment Adviser.

Portfolio Specifics: The Investment Adviser uses a proprietary asset allocation strategy to determine the percentage of each Portfolio’s net assets to invest in each of the Underlying Funds (the “Target Allocations”) which comprises each Portfolio’s strategic allocation benchmark (“Composite Benchmark”) which returned 8.61%, 10.85%, 12.29% and 13.53% for the ING Retirement Conservative Portfolio Composite Benchmark, ING Retirement Moderate Portfolio Composite Benchmark, ING Retirement Moderate Growth Portfolio Composite Benchmark and ING Retirement Growth Portfolio Composite Benchmark, respectively, for the one year ended December 31, 2012. The asset allocation process can be found in the Prospectus. Each Portfolio’s approximate target investment allocations as of December 31, 2012 (expressed as a percentage of its net assets) among the asset classes in which the Portfolios invest are set out on page 5. As these are target allocations, the actual allocations of the Portfolios’ assets may deviate from the percentages shown.

Assets are allocated among the Underlying Funds and markets based on judgments made by the Investment Adviser. The Asset Allocation Committee allocates each Portfolio’s assets among the Underlying Funds based on advice from the Consultant. The performance of the Portfolios reflects the performance of the Underlying Funds in which each Portfolio invests and the weightings of each Portfolio’s assets in each Underlying Fund. There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other asset classes. The Portfolios may be underweighted in assets or a market that is experiencing significant returns (or relative outperformance) or overweighted in assets or a market with significant declines (or relative underperformance).

All markets — domestic and international equity and fixed income — enjoyed positive results in 2012. International equity funds staged a comeback, posting the greatest absolute results for the period by the ING Hang Seng Index Portfolio, 28.70%; the ING EURO STOXX 50® Index Portfolio, 22.42%; the ING FTSE 100 Index® Portfolio, 15.74%; and the ING Japan TOPIX Portfolio, 8.19%. The ING Australia Index Portfolio closed out its first annual period with strong results, gaining 22.91%. Among domestic equity funds, mid cap and small cap surpassed large cap: ING RussellTM Mid Cap Index Portfolio, 17.04%; ING RussellTM Small Cap Index Portfolio, 16.04%; ING U.S. Stock Index Portfolio, 15.79%. ING BlackRock Inflation-Protected Bond Portfolio returned 6.56% and ING U.S. Bond Index Portfolio returned 3.85% during 2012.

Over the period, the Retirement Portfolios remained in a neutral equity/fixed income position; therefore, performance of the tactical asset allocation had no impact.

ING Retirement Conservative Portfolio and ING Retirement Moderate Portfolio outperformed the S&P Target Risk Conservative Index and S&P Target Risk Moderate Index, respectively, but underperformed their composite benchmarks for the year. The ING Retirement Moderate Growth Portfolio also outperformed the S&P Target Risk Growth Index but underperformed its composite benchmark.

The Portfolios had a higher proportion of equities than their respective S&P benchmarks which was additive to performance over the year. The Portfolios’ overweights to international equity were helpful, but their underweights to emerging markets (“EM”) hurt performance vs. the benchmarks. The Portfolios’ fixed income sleeves were composed of core bonds and Treasury inflation-protected securities (“TIPS”). The overweight in core bonds in the Portfolios was additive. The indices had a high allocation to short-term Treasuries, which had little return for the year.

ING Retirement Growth Portfolio underperformed the S&P Target Risk Aggressive Growth Index due to a higher allocation to bonds than the Index, and an underweight to equity. The portfolio underperformed its composite benchmark as well.

Current Strategy and Outlook: Despite the thirteenth-hour compromise on the fiscal cliff, risks remain for 2013, but we remain optimistic. Global financial markets are currently indicating low levels of stress and turbulence, and we anticipate that monetary and fiscal policies will be more expansionary outside the U.S. than within going forward. With many central banks expected to keep stimulating their economies, we could see further equity gains in 2013. We believe both European and Japanese valuations are more attractive than those in the U.S., but there are still questions about 2013-14 economic growth in both regions. Chinese economic developments continue to support a recovery in the equity market, and China could continue to be a catalyst for EM. Looking ahead we also believe that large-cap value has relatively attractive valuations. It has a concentration in financials that we believe stands to benefit from improvements in U.S. housing and a continuation of open-ended quantitative easing from the U.S. Federal Reserve.

Portfolio Positioning

•	The Portfolios are neutral large-cap, mid-cap and small-cap stocks.

•	In terms of global/international stocks, the Portfolios are neutral.

•	The Portfolios are neutral in bonds.

•	TIPS remain at a neutral weight.

(1)	The members of the Asset Allocation Committee are: Halvard Kvaale, CIMA, Paul Zemsky, CFA, and Heather Hackett, CFA. Effective August 30, 2012, Halvard Kvaale was added as a committee member. Effective August 31, 2012, William Evans was removed as a committee member.
(2)	The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated April 30, 2012, as supplemented September 6, 2012.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING RETIREMENT PORTFOLIOS

The total returns for the year ended December 31, 2012 for the Portfolios’ Class I shares and their respective benchmarks are as follows:

Average Annual Total Returns for the Period Ended December 31, 2012
1 Year
ING Retirement Conservative Portfolio, Class I	8.24%
S&P Target Risk Conservative Index	6.86%
ING Retirement Growth Portfolio, Class I	13.41%
S&P Target Risk Aggressive Growth Index	15.47%
Russell 3000® Index	16.42%
MSCI EAFE® Index	17.32%
Barclays Capital U.S. Aggregate Bond (“BCAB”) Index	4.21%
ING Retirement Moderate Portfolio, Class I	10.60%
S&P Target Risk Moderate Index	8.86%
Russell 3000® Index	16.42%
MSCI EAFE® Index	17.32%
BCAB Index	4.21%
ING Retirement Moderate Growth Portfolio, Class I	12.11%
S&P Target Risk Growth Index	11.72%
Russell 3000® Index	16.42%
MSCI EAFE® Index	17.32%
BCAB Index	4.21%

The following table illustrates the asset allocation of each Portfolio to the underlying asset class allocation targets:

Target Allocations

as of December 31, 2012

(as a percentage of net assets)(1)

Asset		Conservative	Moderate	Moderate Growth	Growth
Large Cap Stocks	%	20	24	30	32
Mid Cap Stocks	%	2	8	12	14
Small Cap Stocks	%	0	2	4	6
International Stocks	%	8	16	19	23
Bonds	%	47	37	35	25
Treasury Inflation Protected Securities	%	23	13	0	0

Total	%	100	100	100	100

(1)	Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets). As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Retirement Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

ING RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Classes ADV and I October 31, 2007
Class ADV	7.92%	3.01%	2.75%
Class I	8.24%	3.42%	3.17%
S&P Target Risk Conservative Index	6.86%	3.70%	3.55	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total index return of ING Retirement Conservative Portfolio against the Index indicated. The model and indices are unmanaged, have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*	ING Retirement Conservative Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Conservative Portfolio into ING Retirement Conservative Portfolio. The performance of ING LifeStyle Conservative Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Conservative Portfolio. The investment objectives and policies of ING LifeStyle Conservative Portfolio and ING Retirement Conservative Portfolio differ in certain respects.
(1)	Since inception performance of the index is shown from November 1, 2007.

PORTFOLIO MANAGERS’ REPORT	ING RETIREMENT GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Classes ADV and I April 28, 2006
Class ADV	12.98%	(0.21)%	1.29%
Class I	13.41%	0.28%	1.84%
S&P Target Risk Aggressive Growth Index	15.47%	1.98%	3.88	%(1)
Russell 3000® Index	16.42%	2.04%	3.58	%(1)
MSCI EAFE® Index	17.32%	(3.69)%	0.23	%(1)
BCAB Index	4.21%	5.95%	6.29	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Retirement Growth Portfolio against the indices indicated. The model and the indices are unmanaged, have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*	ING Retirement Growth Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Growth Portfolio into ING Retirement Growth Portfolio. The performance of ING LifeStyle Growth Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Growth Portfolio. The investment objectives and policies of ING LifeStyle Growth Portfolio and ING Retirement Growth Portfolio differ in certain respects.
(1)	Since inception performance of the indices is shown from May 1, 2006.

ING RETIREMENT MODERATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Classes ADV and I April 28, 2006
Class ADV	10.22%	1.85%	2.96%
Class I	10.60%	2.32%	3.47%
S&P Target Risk Moderate Index	8.86%	2.68%	4.03	%(1)
Russell 3000® Index	16.42%	2.04%	3.58	%(1)
MSCI EAFE® Index	17.32%	(3.69)%	0.23	%(1)
BCAB Index	4.21%	5.95%	6.29	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Retirement Moderate Portfolio against the indices indicated. The model and the indices are unmanaged, have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*	ING Retirement Moderate Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Moderate Portfolio into ING Retirement Moderate Portfolio. The performance of ING LifeStyle Moderate Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Moderate Portfolio. The investment objectives and policies of ING LifeStyle Moderate Portfolio and ING Retirement Moderate Portfolio differ in certain respects.
(1)	Since inception performance of the indices is shown from May 1, 2006.

PORTFOLIO MANAGERS’ REPORT	ING RETIREMENT MODERATE GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	Since Inception of Classes ADV and I April 28, 2006
Class ADV	11.60%	0.96%	2.31%
Class I	12.11%	1.42%	2.83%
S&P Target Risk Growth Index	11.72%	2.21%	3.86	%(1)
Russell 3000® Index	16.42%	2.04%	3.58	%(1)
MSCI EAFE® Index	17.32%	(3.69)%	0.23	%(1)
BCAB Index	4.21%	5.95%	6.29	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Retirement Moderate Growth Portfolio against the indices indicated. The model and the indices are unmanaged, have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in a model or index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total returns. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

*	ING Retirement Moderate Growth Portfolio commenced operations on October 24, 2009 after the reorganization of ING LifeStyle Moderate Growth Portfolio into ING Retirement Moderate Growth Portfolio. The performance of ING LifeStyle Moderate Growth Portfolio is considered to be the past performance of the Portfolio. All references to the Portfolio’s performance prior to October 24, 2009 include the performance of ING LifeStyle Moderate Growth Portfolio. The investment objectives and policies of ING LifeStyle Moderate Growth Portfolio and ING Retirement Moderate Growth Portfolio differ in certain respects.
(1)	Since inception performance of the indices is shown from May 1, 2006.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 01, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2012**	Beginning Account Value July 01, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*
ING Retirement Conservative Portfolio
Class ADV	$1,000.00	$1,035.20	0.48%	$2.46	$1,000.00	$1,022.72	0.48%	$2.44
Class I	1,000.00	1,036.90	0.23	1.18	1,000.00	1,023.98	0.23	1.17
ING Retirement Growth Portfolio
Class ADV	$1,000.00	$1,068.20	0.65%	$3.38	$1,000.00	$1,021.87	0.65%	$3.30
Class I	1,000.00	1,070.70	0.23	1.20	1,000.00	1,023.98	0.23	1.17
ING Retirement Moderate Portfolio
Class ADV	$1,000.00	$1,050.90	0.56%	$2.89	$1,000.00	$1,022.32	0.56%	$2.85
Class I	1,000.00	1,053.20	0.22	1.14	1,000.00	1,024.03	0.22	1.12
ING Retirement Moderate Growth Portfolio
Class ADV	$1,000.00	$1,059.90	0.61%	$3.16	$1,000.00	$1,022.07	0.61%	$3.10
Class I	1,000.00	1,061.70	0.22	1.14	1,000.00	1,024.03	0.22	1.12

*	Expense ratios do not include expenses of the underlying funds.

**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Investors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Retirement Conservative Portfolio, ING Retirement Growth Portfolio, ING Retirement Moderate Portfolio, and ING Retirement Moderate Growth Portfolio, each a series of ING Investors Trust, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Retirement Conservative Portfolio, ING Retirement Growth Portfolio, ING Retirement Moderate Portfolio, and ING Retirement Moderate Growth Portfolio as of December 31, 2012, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2013

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING Retirement Conservative Portfolio	ING Retirement Growth Portfolio	ING Retirement Moderate Portfolio	ING Retirement Moderate Growth Portfolio
ASSETS:
Investments in affiliated underlying funds*	$679,826,735	$4,421,739,117	$1,816,137,974	$3,025,158,986

Total Investments at fair value	$679,826,735	$4,421,739,117	$1,816,137,974	$3,025,158,986

Receivables:
Investment in affiliated underlying funds sold	3,639,224	46,866,011	15,353,136	27,145,382
Fund shares sold	778,225	121,343	103,496	322,912
Dividends	124	12,324	3,142	6,530
Prepaid expenses	5,584	37,884	15,678	26,106

Total assets	684,249,892	4,468,776,679	1,831,613,426	3,052,659,916

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	4,346,450	46,091,149	14,390,449	27,460,924
Payable for fund shares redeemed	70,999	896,206	1,066,183	7,370
Payable for investment management fees	80,321	521,784	215,542	357,609
Payable for administrative fees	57,372	372,701	153,957	255,434
Payable for distribution and shareholder service fees	144,578	1,567,134	519,086	987,560
Payable for trustee fees	3,214	22,122	9,193	15,276
Other accrued expenses and liabilities	32,678	322,235	136,657	212,809

Total liabilities	4,735,612	49,793,331	16,491,067	29,296,982

NET ASSETS	$679,514,280	$4,418,983,348	$1,815,122,359	$3,023,362,934

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$595,354,089	$4,842,619,658	$1,740,608,959	$3,061,440,976
Undistributed net investment income	20,940,319	84,857,207	49,052,842	64,454,349
Accumulated net realized gain (loss)	3,254,601	(981,451,411)	(102,702,864)	(378,336,603)
Net unrealized appreciation	59,965,271	472,957,894	128,163,422	275,804,212

NET ASSETS	$679,514,280	$4,418,983,348	$1,815,122,359	$3,023,362,934

* Cost of investments in affiliated underlying funds	$619,861,464	$3,948,781,223	$1,687,974,552	$2,749,354,774

Class ADV
Net assets	$679,513,305	$4,372,787,418	$1,793,064,662	$3,001,883,727
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	71,678,205	387,155,193	154,780,969	261,155,134
Net asset value and redemption price per share	$9.48	$11.29	$11.58	$11.49
Class I
Net assets	$975	$46,195,930	$22,057,697	$21,479,207
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	101	4,065,041	1,884,434	1,874,141
Net asset value and redemption price per share	$9.65	$11.36	$11.71	$11.46

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING Retirement Conservative Portfolio	ING Retirement Growth Portfolio	ING Retirement Moderate Portfolio	ING Retirement Moderate Growth Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$12,273,223	$93,246,052	$36,748,655	$64,877,423

Total investment income	12,273,223	93,246,052	36,748,655	64,877,423

EXPENSES:
Investment management fees	899,952	6,193,976	2,574,111	4,277,371
Distribution and shareholder service fees:
Class ADV	3,214,141	21,897,764	9,086,098	15,163,339
Transfer agent fees	921	4,729	2,141	3,272
Administrative service fees	642,820	4,424,246	1,838,641	3,055,249
Shareholder reporting expense	12,435	88,526	49,317	70,096
Professional fees	41,327	262,866	115,097	195,440
Custody and accounting expense	43,410	337,278	132,920	237,790
Trustee fees	19,285	132,729	55,160	91,659
Miscellaneous expense	30,167	144,918	82,122	115,960

Total expenses	4,904,458	33,487,032	13,935,607	23,210,176
Net waived and reimbursed fees	(1,851,519)	(5,152,088)	(3,655,482)	(4,642,920)

Net expenses	3,052,939	28,334,944	10,280,125	18,567,256

Net investment income	9,220,284	64,911,108	26,468,530	46,310,167

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Capital gain distributions from affiliated underlying funds	19,533,535	129,286,193	55,234,388	86,309,609
Sale of affiliated underlying funds	360,773	77,875,447	32,445,339	54,973,319

Net realized gain	19,894,308	207,161,640	87,679,727	141,282,928

Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	19,809,950	267,115,827	64,415,265	149,252,621

Net change in unrealized appreciation (depreciation)	19,809,950	267,115,827	64,415,265	149,252,621

Net realized and unrealized gain	39,704,258	474,277,467	152,094,992	290,535,549

Increase in net assets resulting from operations	$48,924,542	$539,188,575	$178,563,522	$336,845,716

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Retirement Conservative Portfolio		ING Retirement Growth Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$9,220,284	$10,355,664	$64,911,108	$65,689,730
Net realized gain	19,894,308	14,022,406	207,161,640	269,870,017
Net change in unrealized appreciation (depreciation)	19,809,950	3,682,142	267,115,827	(383,959,974)

Increase (decrease) in net assets resulting from operations	48,924,542	28,060,212	539,188,575	(48,400,227)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(19,529,589)	(8,954,444)	(103,263,910)	(37,550,451)
Class I	(32)	(18)	(1,236,382)	(557,145)
Net realized gains:
Class ADV	(8,292,192)	(4,816,362)	—	—
Class I	(13)	(9)	—	—

Total distributions	(27,821,826)	(13,770,833)	(104,500,292)	(38,107,596)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	119,765,721	223,990,474	30,723,438	30,320,789
Reinvestment of distributions	27,821,781	13,770,806	104,500,292	38,107,596

	147,587,502	237,761,280	135,223,730	68,428,385
Cost of shares redeemed	(110,969,034)	(144,779,428)	(461,541,875)	(495,265,622)

Net increase (decrease) in net assets resulting from capital share transactions	36,618,468	92,981,852	(326,318,145)	(426,837,237)

Net increase (decrease) in net assets	57,721,184	107,271,231	108,370,138	(513,345,060)

NET ASSETS:
Beginning of year or period	621,793,096	514,521,865	4,310,613,210	4,823,958,270

End of year or period	$679,514,280	$621,793,096	$4,418,983,348	$4,310,613,210

Undistributed net investment income at end of year or period	$20,940,319	$19,525,529	$84,857,207	$104,446,976

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Retirement Moderate Portfolio		ING Retirement Moderate Growth Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$26,468,530	$31,667,531	$46,310,167	$48,040,977
Net realized gain	87,679,727	108,838,353	141,282,928	181,864,812
Net change in unrealized appreciation (depreciation)	64,415,265	(97,749,137)	149,252,621	(223,811,387)

Increase in net assets resulting from operations	178,563,522	42,756,747	336,845,716	6,094,402

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(56,856,053)	(25,868,280)	(77,240,271)	(33,378,384)
Class I	(751,863)	(342,664)	(685,713)	(317,632)

Total distributions	(57,607,916)	(26,210,944)	(77,925,984)	(33,696,016)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	38,409,324	55,389,711	25,351,606	38,776,910
Reinvestment of distributions	57,607,916	26,210,944	77,925,984	33,696,016

	96,017,240	81,600,655	103,277,590	72,472,926
Cost of shares redeemed	(217,154,121)	(230,245,911)	(354,567,786)	(374,345,635)

Net decrease in net assets resulting from capital share transactions	(121,136,881)	(148,645,256)	(251,290,196)	(301,872,709)

Net increase (decrease) in net assets	(181,275)	(132,099,453)	7,629,536	(329,474,323)

NET ASSETS:
Beginning of year or period	1,815,303,634	1,947,403,087	3,015,733,398	3,345,207,721

End of year or period	$1,815,122,359	$1,815,303,634	$3,023,362,934	$3,015,733,398

Undistributed net investment income at end of year or period	$49,052,842	$57,588,880	$64,454,349	$77,881,643

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions										Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)		($)	($)		($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Retirement Conservative Portfolio(a)
Class ADV
12-31-12	9.18	0.13		0.58	0.71	0.29		0.12		—	0.41		—	9.48	7.92	0.76	0.48	0.48	1.43	679,513	21
12-31-11	8.96	0.17	•	0.29	0.46	0.16		0.08		—	0.24		—	9.18	5.18	0.76	0.41	0.41	1.90	621,792	47
12-31-10	8.34	0.13		0.52	0.65	0.02		0.01		—	0.03		—	8.96	7.86	0.77	0.42	0.42	1.55	514,521	44
12-31-09	7.97	0.21	•	1.20	1.41	0.22		0.82		—	1.04		—	8.34	17.89	0.78	0.43	0.43	2.60	417,649	143
12-31-08	9.92	0.29	•	(2.24)	(1.95)	—		0.00	*	—	0.00	*	—	7.97	(19.66)	1.23	0.76	0.76	3.11	1	68
Class I
12-31-12	9.33	0.16		0.59	0.75	0.31		0.12		—	0.43		—	9.65	8.24	0.26	0.23	0.23	1.69	1	21
12-31-11	9.08	0.20		0.30	0.50	0.17		0.08		—	0.25		—	9.33	5.63	0.26	0.16	0.16	2.21	1	47
12-31-10	8.42	0.16		0.53	0.69	0.02		0.01		—	0.03		—	9.08	8.23	0.27	0.17	0.17	1.88	1	44
12-31-09	8.01	0.24		1.23	1.47	0.24		0.82		—	1.06		—	8.42	18.52	0.20	0.17	0.17	2.91	1	143
12-31-08	9.93	0.39	•	(2.31)	(1.92)	0.00	*	0.00	*	—	0.00	*	—	8.01	(19.33)	0.48	0.16	0.16	4.25	1	68

ING Retirement Growth Portfolio(a)
Class ADV
12-31-12	10.24	0.16	•	1.15	1.31	0.26		—		—	0.26		—	11.29	12.98	0.76	0.65	0.65	1.46	4,372,787	13
12-31-11	10.45	0.16		(0.28)	(0.12)	0.09		—		—	0.09		—	10.24	(1.22)	0.77	0.59	0.59	1.41	4,268,746	30
12-31-10	9.40	0.08		1.01	1.09	0.04		—		—	0.04		—	10.45	11.61	0.77	0.59	0.59	0.76	4,777,758	27
12-31-09	7.95	0.11	•	1.87	1.98	0.36		0.17		—	0.53		—	9.40	25.90	0.74	0.56	0.56	1.23	4,683,690	120
12-31-08	13.47	0.44	•	(5.20)	(4.76)	0.10		0.66		—	0.76		—	7.95	(36.89)	0.92	0.76	0.76	5.20	13	83
Class I
12-31-12	10.31	0.21	•	1.15	1.36	0.31		—		—	0.31		—	11.36	13.41	0.26	0.23	0.23	1.92	46,196	13
12-31-11	10.51	0.21		(0.28)	(0.07)	0.13		—		—	0.13		—	10.31	(0.71)	0.27	0.17	0.17	1.83	41,867	30
12-31-10	9.42	0.12		1.01	1.13	0.04		—		—	0.04		—	10.51	12.11	0.27	0.17	0.17	1.18	46,200	27
12-31-09	7.97	0.16		1.88	2.04	0.42		0.17		—	0.59		—	9.42	26.61	0.19	0.16	0.16	1.82	45,488	120
12-31-08	13.57	0.22	•	(4.94)	(4.72)	0.22		0.66		—	0.88		—	7.97	(36.55)	0.17	0.16	0.16	2.02	24,913	83

ING Retirement Moderate Portfolio(a)
Class ADV
12-31-12	10.85	0.16	•	0.93	1.09	0.36		—		—	0.36		—	11.58	10.22	0.76	0.56	0.56	1.44	1,793,065	14
12-31-11	10.77	0.18	•	0.05	0.23	0.15		—		—	0.15		—	10.85	2.13	0.76	0.50	0.50	1.67	1,794,716	32
12-31-10	9.89	0.13		0.81	0.94	0.06		—		—	0.06		—	10.77	9.53	0.76	0.50	0.50	1.17	1,927,855	29
12-31-09	8.81	0.19	•	1.56	1.75	0.55		0.12		—	0.67		—	9.89	20.60	0.77	0.51	0.51	1.93	1,915,457	126
12-31-08	12.53	0.31	•	(3.50)	(3.19)	0.14		0.39		—	0.53		—	8.81	(26.31)	0.92	0.76	0.76	2.80	1	70

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Retirement Moderate Portfolio(a) (Continued)
Class I
12-31-12	10.97	0.21		0.93	1.14	0.40	—	—	0.40	—	11.71	10.60	0.26	0.22	0.22	1.80	22,058	14
12-31-11	10.87	0.22		0.07	0.29	0.19	—	—	0.19	—	10.97	2.64	0.26	0.16	0.16	2.05	20,588	32
12-31-10	9.97	0.15		0.81	0.96	0.06	—	—	0.06	—	10.87	9.73	0.26	0.16	0.16	1.55	19,549	29
12-31-09	8.84	0.22	•	1.60	1.82	0.57	0.12	—	0.69	—	9.97	21.35	0.19	0.17	0.17	2.43	16,030	126
12-31-08	12.60	0.39	•	(3.52)	(3.13)	0.24	0.39	—	0.63	—	8.84	(25.83)	0.17	0.16	0.16	3.65	10,898	70

ING Retirement Moderate Growth Portfolio(a)
Class ADV
12-31-12	10.57	0.17	•	1.04	1.21	0.29	—	—	0.29	—	11.49	11.60	0.76	0.61	0.61	1.51	3,001,884	13
12-31-11	10.67	0.16	•	(0.15)	0.01	0.11	—	—	0.11	—	10.57	0.08	0.76	0.55	0.55	1.49	2,994,517	31
12-31-10	9.66	0.10		0.96	1.06	0.05	—	—	0.05	—	10.67	11.00	0.76	0.55	0.55	0.98	3,322,658	28
12-31-09	8.27	0.14	•	1.80	1.94	0.37	0.18	—	0.55	—	9.66	24.24	0.75	0.54	0.54	1.53	3,221,966	128
12-31-08	12.89	0.22	•	(4.18)	(3.96)	0.13	0.53	—	0.66	—	8.27	(31.89)	0.92	0.76	0.76	1.99	1	74
Class I
12-31-12	10.54	0.21	•	1.04	1.25	0.33	—	—	0.33	—	11.46	12.11	0.26	0.22	0.22	1.90	21,479	13
12-31-11	10.64	0.21		(0.16)	0.05	0.15	—	—	0.15	—	10.54	0.46	0.26	0.16	0.16	1.90	21,216	31
12-31-10	9.61	0.14		0.94	1.08	0.05	—	—	0.05	—	10.64	11.35	0.26	0.16	0.16	1.40	22,550	28
12-31-09	8.30	0.18	•	1.80	1.98	0.49	0.18	—	0.67	—	9.61	24.88	0.18	0.16	0.16	2.03	19,415	128
12-31-08	12.98	0.29	•	(4.20)	(3.91)	0.24	0.53	—	0.77	—	8.30	(31.47)	0.17	0.16	0.16	2.65	16,019	74

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Expense ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(a)	References to each Portfolio’s financial highlights prior to October 24, 2009, reflect the financial highlights of each Portfolio’s predecessor: ING LifeStyle Convervative Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Portfolio and ING LifeStyle Moderate Growth Portfolio, respectively.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012

NOTE 1 — ORGANIZATION

ING Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust currently consists of forty-four active separate investment series. The four series included in this report are: ING Retirement Conservative Portfolio (“Conservative”), ING Retirement Growth Portfolio (“Growth”), ING Retirement Moderate Portfolio (“Moderate”) and ING Retirement Moderate Growth Portfolio (“Moderate Growth”), (each, a “Portfolio” and collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust. The Portfolios serve as an investment option in underlying variable insurance products offered by Directed Services LLC.

Each Portfolio is authorized to offer Class ADV and Class I shares. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a Portfolio or a class are charged directly to that Portfolio or class. Other operating expenses shared by several Portfolios are generally allocated among those Portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Directed Services LLC serves as the investment adviser (“DSL” or the “Investment Adviser”) to the Portfolios. ING Investment Management Co. LLC serves as the consultant (“IIM” or the “Consultant”) to the Investment Adviser. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

Each Portfolio seeks to achieve its investment objective by investing in other ING Funds (“Underlying Funds”)

and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. All investments in Underlying Funds are recorded at their estimated fair value, as described below. The valuations of the Portfolios’ investments in Underlying Funds are based on the NAVs of the Underlying Funds each business day. Fair value is defined as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the investment adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the fund’s Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee.

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2012, there have been no significant changes to the fair valuation methodologies.

The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

B. Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into an investment management agreement (“Investment Management Agreement”)

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

with DSL. The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio.

The Investment Management Agreement compensates the Investment Adviser at an annual rate of 0.14% of each Portfolio’s average daily net assets invested in Underlying Funds within the ING Funds complex. The Investment Management Agreement compensates the Investment Adviser at an annual rate of 0.24% of each Portfolio’s average daily net assets invested outside of the ING Funds complex and/or in direct investments.

The Investment Adviser has engaged IIM to act as a consultant. IIM will perform tactical asset allocation analysis for the Investment Adviser. DSL pays IIM a fee, computed daily and payable monthly, based on the average daily net assets aggregated among all Portfolios, at the following annual rates: 0.03% on the first $500 million in assets; and 0.025% on the next $500 million — $1 billion in assets; and 0.02% on the next $1 — $2 billion in assets; and 0.01% on assets over $2 billion.

The Investment Adviser retains sole authority over the allocation of each Portfolio’s assets and the selection of the particular Underlying Funds in which a Portfolio will invest. The Investment Adviser has accordingly established an Asset Allocation Committee to review IIM’s analysis and determine the asset allocation for each Portfolio.

IFS acts as administrator and provides certain administrative and shareholder services necessary for the Portfolios’ operations and is responsible for the supervision of other service providers. The Administrator is entitled to receive from the Portfolios a fee at an annual rate of 0.10% of each Portfolio’s average daily net assets. The Administrator waived the fee through June 1, 2012. The waiver was discontinued after June 1, 2012.

NOTE 4 — INVESTMENTS IN AFFILIATED UNDERLYING FUNDS

For the year ended December 31, 2012, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales
Conservative	$168,299,443	$135,378,905
Growth	571,280,894	898,224,422
Moderate	255,299,200	383,753,298
Moderate Growth	398,124,589	655,609,371

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a Shareholder Service and Distribution Plan (the “Agreement”) for the Class ADV shares of each Portfolio. The Agreement compensates IID for the provision of shareholder services and/or account maintenance services and the distribution of shares to direct or indirect beneficial owners of Class ADV shares. Under the Agreement, each Portfolio makes payments to the Distributor a service fee of 0.25% and a distribution (12b-1) fee of 0.25% of each Portfolio’s average daily net assets attributable to Class ADV. IID has contractually agreed to waive 0.2480%, 0.0751%, 0.1587% and 0.1106% of the distribution (12b-1) fee for the Class ADV shares of Conservative, Growth, Moderate and Moderate Growth, respectively. The actual distribution fee to be paid by Conservative, Growth, Moderate and Moderate Growth is at an annual rate of 0.002%, 0.1749%, 0.0913% and 0.1394%, respectively. There is no guarantee that this waiver will continue.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2012, the following indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING National Trust	Conservative	9.33%

ING USA Annuity and Life Insurance Company	Conservative	86.16
	Growth	95.41
	Moderate	92.12
	Moderate Growth	94.51

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Portfolios. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they are deemed to be affiliates of each other.

The Trust adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by DSL until distribution in accordance with the Plan.

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I
Conservative	1.02%	0.77%
Growth	1.13	0.88
Moderate	1.04	0.79
Moderate Growth	1.09	0.84

(1)	The operating limits set out above apply at the Portfolio level and include expenses of the Underlying Funds in which the Portfolios invest. The amount of the fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio. Outstanding reimbursement balances due to the Portfolios, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from Investment Adviser on the accompanying Statements of Assets and Liabilities.

As of December 31, 2012, the Portfolios did not have any amount of waived or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The Portfolios did not utilize the line of credit during the year ended December 31, 2012.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions		Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions		Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#		#	#	($)	($)	($)		($)	($)
Conservative
Class ADV
12/31/2012	12,703,434	—	3,024,107		(11,758,414)	3,969,127	119,765,721	—	27,821,781		(110,969,034)	36,618,468
12/31/2011	24,684,863	—	1,513,275		(15,910,328)	10,287,810	223,990,474	—	13,770,806		(144,779,428)	92,981,852
Class I
12/31/2012	—	—	—	*	—	—	—	—	—	*	—	—
12/31/2011	—	—	—	*	—	—	—	—	—	*	—	—
Growth
Class ADV
12/31/2012	2,283,847	—	9,825,301		(41,722,455)	(29,613,307)	24,762,898	—	103,263,910		(454,358,861)	(326,332,053)
12/31/2011	2,447,526	—	3,483,344		(46,397,721)	(40,466,851)	25,924,842	—	37,550,451		(486,821,764)	(423,346,471)
Class I
12/31/2012	546,710	—	117,193		(660,545)	3,358	5,960,540	—	1,236,382		(7,183,014)	13,908
12/31/2011	417,236	—	51,445		(801,199)	(332,518)	4,395,947	—	557,145		(8,443,858)	(3,490,766)

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Moderate
Class ADV
12/31/2012	2,982,200	—	5,159,354	(18,711,849)	(10,570,295)	33,792,350	—	56,856,053	(211,823,169)	(121,174,766)
12/31/2011	4,719,077	—	2,338,904	(20,790,699)	(13,732,718)	51,308,004	—	25,868,281	(226,734,306)	(149,558,021)
Class I
12/31/2012	405,183	—	67,674	(465,899)	6,958	4,616,974	—	751,863	(5,330,952)	37,885
12/31/2011	369,490	—	30,732	(320,399)	79,823	4,081,707	—	342,663	(3,511,605)	912,765
Moderate Growth
Class ADV
12/31/2012	2,057,694	—	7,145,261	(31,410,080)	(22,207,125)	22,990,278	—	77,240,271	(349,938,169)	(249,707,620)
12/31/2011	3,375,408	—	3,042,697	(34,597,616)	(28,179,511)	36,577,083	—	33,378,384	(370,690,823)	(300,735,356)
Class I
12/31/2012	213,392	—	63,728	(415,673)	(138,553)	2,361,328	—	685,713	(4,629,617)	(1,582,576)
12/31/2011	203,060	—	29,087	(339,161)	(107,014)	2,199,827	—	317,632	(3,654,812)	(1,137,353)

*	Share amount is less than 0.500 or $0.50.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2012(1):

	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
Conservative	$11,724,127	$(11,724,127)
Growth	19,999,415	(19,999,415)
Moderate	22,603,348	(22,603,348)
Moderate Growth	18,188,523	(18,188,523)

(1)	Amounts relate to the treatment of short-term capital gains as ordinary income for tax purposes.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Conservative	$21,569,128	$6,252,698	$13,451,642	$319,191
Growth	104,500,292	—	38,107,596	—
Moderate	57,607,916	—	26,210,944	—
Moderate Growth	77,925,984	—	33,696,016	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2012 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Conservative	$21,914,294	$6,895,603	$55,352,367	$—	—
Growth	84,923,382	—	445,735,685	(954,229,202)*	2016
Moderate	49,070,159	—	120,674,239	(95,213,681)	2017
Moderate Growth	64,487,250	—	260,829,213	(363,361,604)	2017

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of December 31, 2012, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Portfolios and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information. The Portfolios are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Assets will be allocated among Underlying Funds and markets based on judgements by the Adviser or Consultant. There is a risk that the Portfolios may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which an Underlying Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Underlying Funds’ investments.

NOTE 12 — RESTRUCTURING PLAN

The Investment Adviser, Consultant, Administrator and Distributor are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of December 31, 2012 ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S. by the end of 2013. In November 2012, ING Groep announced that the European Commission agreed to an amendment to the Restructuring Plan which will extend the time for the completion of the divestiture. Under the terms of the amendment, at least 25% of ING U.S. has to be divested by the end of 2013, more than 50% has to be divested by the end of 2014, with the remaining interest divested by the end of 2016. It is anticipated that an initial public offering of a portion of the ING U.S.

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 12 — RESTRUCTURING PLAN (continued)

common stock will be conducted in 2013 as part of the Restructuring Plan. ING Groep has announced that the base case for divesting ING U.S. is an initial public offering of ING U.S. common stock, in which ING Groep anticipates selling a portion of its ownership interest in ING U.S. and thereafter divesting its remaining ownership interest over time. While the base case is an initial public offering, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The investment advisory agreement for the Portfolios provides that it will terminate automatically in the event of its assignment, which would occur upon a transfer of a controlling block of the shares of the Investment Adviser. The Restructuring Plan may result in a need to obtain further Board and shareholder approval of new advisory agreements.

The Restructuring Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Investment Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. Completion of the Restructuring Plan is expected to result in the Investment Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Currently, the Investment Adviser does not anticipate that the Restructuring Plan will have an adverse impact on its operations or the operations of the Portfolios.

During the time that ING Groep retains a controlling interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep and its subsidiaries, including ING U.S. and the Investment Adviser, by U.S., European and other authorities, may negatively affect ING U.S. and the Investment Adviser. For example, restrictions on activities of entities controlled by ING Groep, including ING U.S. and the Investment Adviser, could be imposed under U.S., European or other laws or regulations, as a result of activities engaged in by ING Groep and its subsidiaries over which ING U.S. and the Investment Adviser have no control.

NOTE 13 — SUBSEQUENT EVENTS

It is anticipated that one or more of the transactions contemplated by the Restructuring Plan may be deemed to be a change of control, resulting in the automatic terminations of the existing investment advisory and sub-advisory agreements for the Portfolios. At a meeting held on January 10, 2013, the Board approved new advisory and sub-advisory agreements for the Portfolios that will take effect upon shareholder approval or the close of the IPO, whichever is later. Information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships will be disclosed in the Portfolios’ semi-annual shareholder report to be dated June 30, 2013. A proxy statement, including disclosures regarding the Board’s considerations, is expected to be sent to shareholders of the Portfolios included in this report, as well as shareholders of other ING Funds, seeking approval of the new investment advisory and sub-advisory agreements.

At a meeting of the Board on January 10, 2013, the Board nominated 13 individuals (collectively, the “Nominees”) for election as Trustees of the Trust. The Nominees include Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley,

Patrick W. Kenny, Sheryl K. Pressler, Roger B. Vincent and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Albert E. DePrince Jr., Russell H. Jones, Martin J. Gavin, and Joseph E. Obermeyer, each of whom is not currently a member of the Board, but who serve as a director or trustee to other investment companies in the ING Fund complex. These nominations are, in part, the result of an effort on the part of the Board, another board in the ING Fund complex, and the Investment Adviser to the Portfolios to consolidate the membership of the boards so that the same members serve on each board in the ING Fund complex. A proxy statement is expected to be sent to shareholders of the Portfolios included in this report, as well as shareholders of other ING Funds, seeking approval of the same Nominees. If these proposals were all approved by shareholders, the result would be that all ING Funds would be governed by a board made up of the same individuals.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

24

ING RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares		Value	Percentage of Net Assets

Affiliated Investment Companies: 100.0%
531,294	ING Australia Index Portfolio - Class I	$5,493,579	0.8
14,154,611	ING BlackRock Inflation Protected Bond Portfolio - Class I	155,417,624	22.9
1,933,465	ING Euro STOXX 50® Index Portfolio - Class I	19,218,645	2.8
1,248,455	ING FTSE 100 Index® Portfolio - Class I	15,368,482	2.2
194,287	ING Hang Seng Index Portfolio - Class I	2,764,710	0.4
1,277,162	ING Japan TOPIX Index Portfolio - Class I	12,030,866	1.8
1,108,194	ING RussellTM Mid Cap Index Portfolio - Class I	13,797,011	2.0
28,977,834	ING U.S. Bond Index Portfolio - Class I	317,886,837	46.8
11,986,868	ING U.S. Stock Index Portfolio - Class I	137,848,981	20.3
	Total Investments in Affiliated Investment Companies (Cost $619,861,464)	$679,826,735	100.0
	Liabilities in Excess of Other Assets	(312,455)	—

	Net Assets	$679,514,280	100.0

Cost for federal income tax purposes is $624,474,368.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$55,352,367
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$55,352,367

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Affiliated Investment Companies	$679,826,735	$—	$—	$679,826,735

Total Investments, at fair value	$679,826,735	$—	$—	$679,826,735

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

25

ING RETIREMENT GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets

Affiliated Investment Companies: 100.1%
9,853,283	ING Australia Index Portfolio - Class I	$101,882,951	2.3
35,857,354	ING Euro STOXX 50® Index Portfolio - Class I	356,422,097	8.1
23,153,248	ING FTSE 100 Index® Portfolio - Class I	285,016,486	6.4
3,603,286	ING Hang Seng Index Portfolio - Class I	51,274,763	1.2
23,685,472	ING Japan TOPIX Index Portfolio - Class I	223,117,149	5.0
50,039,457	ING RussellTM Mid Cap Index Portfolio - Class I	622,991,241	14.1
20,807,934	ING RussellTM Small Cap Index Portfolio - Class I	267,590,033	6.1
99,428,666	ING U.S. Bond Index Portfolio - Class I	1,090,732,468	24.7
123,714,081	ING U.S. Stock Index Portfolio - Class I	1,422,711,929	32.2
	Total Investments in Affiliated Investment Companies (Cost $3,948,781,223)	$4,421,739,117	100.1
	Liabilities in Excess of Other Assets	(2,755,769)	(0.1)

	Net Assets	$4,418,983,348	100.0

Cost for federal income tax purposes is $3,976,003,432.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$493,986,528
Gross Unrealized Depreciation	(48,250,843)

Net Unrealized Appreciation	$445,735,685

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Affiliated Investment Companies	$4,421,739,117	$—	$—	$4,421,739,117

Total Investments, at fair value	$4,421,739,117	$—	$—	$4,421,739,117

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

26

ING RETIREMENT MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets

Affiliated Investment Companies: 100.1%
2,828,512	ING Australia Index Portfolio - Class I	$29,246,812	1.6
21,296,114	ING BlackRock Inflation Protected Bond Portfolio - Class I	233,831,333	12.9
10,293,277	ING Euro STOXX 50® Index Portfolio - Class I	102,315,174	5.7
6,646,420	ING FTSE 100 Index® Portfolio - Class I	81,817,427	4.5
1,034,374	ING Hang Seng Index Portfolio - Class I	14,719,135	0.8
6,799,201	ING Japan TOPIX Index Portfolio - Class I	64,048,472	3.5
11,799,375	ING RussellTM Mid Cap Index Portfolio - Class I	146,902,214	8.1
2,862,136	ING RussellTM Small Cap Index Portfolio - Class I	36,807,072	2.0
60,723,560	ING U.S. Bond Index Portfolio - Class I	666,137,457	36.7
38,288,076	ING U.S. Stock Index Portfolio - Class I	440,312,878	24.3
	Total Investments in Affiliated Investment Companies (Cost $1,687,974,552)	$1,816,137,974	100.1
	Liabilities in Excess of Other Assets	(1,015,615)	(0.1)

	Net Assets	$1,815,122,359	100.0

Cost for federal income tax purposes is $1,695,463,735.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$134,137,217
Gross Unrealized Depreciation	(13,462,978)

Net Unrealized Appreciation	$120,674,239

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Affiliated Investment Companies	$1,816,137,974	$—	$—	$1,816,137,974

Total Investments, at fair value	$1,816,137,974	$—	$—	$1,816,137,974

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

27

ING RETIREMENT MODERATE GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets

Affiliated Investment Companies: 100.1%
5,578,684	ING Australia Index Portfolio - Class I	$57,683,589	1.9
20,301,498	ING Euro STOXX 50® Index Portfolio - Class I	201,796,890	6.7
13,108,771	ING FTSE 100 Index® Portfolio - Class I	161,368,974	5.3
2,040,105	ING Hang Seng Index Portfolio - Class I	29,030,696	1.0
13,410,060	ING Japan TOPIX Index Portfolio - Class I	126,322,768	4.2
29,396,269	ING RussellTM Mid Cap Index Portfolio - Class I	365,983,550	12.1
9,507,452	ING RussellTM Small Cap Index Portfolio - Class I	122,265,827	4.1
95,402,390	ING U.S. Bond Index Portfolio - Class I	1,046,564,218	34.6
79,490,650	ING U.S. Stock Index Portfolio - Class I	914,142,474	30.2
	Total Investments in Affiliated Investment Companies (Cost $2,749,354,774)	$3,025,158,986	100.1
	Liabilities in Excess of Other Assets	(1,796,052)	(0.1)

	Net Assets	$3,023,362,934	100.0

Cost for federal income tax purposes is $2,764,329,773.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$287,795,157
Gross Unrealized Depreciation	(26,965,944)

Net Unrealized Appreciation	$260,829,213

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Affiliated Investment Companies	$3,025,158,986	$—	$—	$3,025,158,986

Total Investments, at fair value	$3,025,158,986	$—	$—	$3,025,158,986

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

28

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2012 were as follows:

Portfolio Name	Type	Per Share Amount

ING Retirement Conservative Portfolio
Class ADV	NII	$0.2911
Class I	NII	$0.3116
All Classes	STCG	$0.0304
All Classes	LTCG	$0.0932

ING Retirement Growth Portfolio
Class ADV	NII	$0.2598
Class I	NII	$0.3089

ING Retirement Moderate Portfolio
Class ADV	NII	$0.3609
Class I	NII	$0.4015

ING Retirement Moderate Growth Portfolio
Class ADV	NII	$0.2881
Class I	NII	$0.3346

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2012, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Retirement Conservative Portfolio	14.28%

ING Retirement Growth Portfolio	51.11%

ING Retirement Moderate Portfolio	26.59%

ING Retirement Moderate Growth Portfolio	45.28%

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2012:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
ING Retirement Conservative Portfolio	$85,363	$0.0012	3.76%
ING Retirement Growth Portfolio	$1,582,775	$0.0040	16.43%
ING Retirement Moderate Portfolio	$454,306	$0.0029	9.05%
ING Retirement Moderate Growth Portfolio	$896,739	$0.0034	12.77%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

29

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Trustee	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	147	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Trustee	January 2005 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	147	None.

Patricia W. Chadwick(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	147	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund, (35 funds) (December 2009 - Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Trustee	November 2007 - Present	Retired.	147	First Marblehead Corporation (September 2003- Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 1997 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	147	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2005 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	147	Assured Guaranty Ltd. (April 2004 - Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	147	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Chairperson/Trustee	January 1994 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	147	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

30

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Board Positions held by Trustee
Trustees who are “Interested Persons”:

Robert W. Crispin(4) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007 - Present	Retired.	147	Intact Financial Corporation (December 2004 – Present) and PFM Group (November 2010 - Present).

Shaun P. Mathews(4) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	182	ING Capital Corporation, LLC (December 2005 - Present).

(1)	Subject to the Board’s retirement policy, Trustees serve until their successors are duly elected and qualified. The Board’s retirement policy states that each duly elected or appointed Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act, as amended (“Independent Trustees”), shall retire from service as a Trustee at the close of business on December 31 of the calendar year in which the Trustee reaches the age of 73. A majority vote of the Board may extend the retirement date of a Trustee if such retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.
(2)	Except for Mr. Mathews and for the purposes of this table “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Short Duration High Income Fund; ING Variable Insurance Trust; and ING Variable Products Trust. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of January 31, 2013.
(3)	In 2010 and 2011, Patricia Chadwick received approximately $295,000 and $415,000, respectively, from a consulting firm that was engaged by a law firm representing JPMorgan Chase Bank, N.A. The compensation was for her services as an expert in a class action regarding JPMorgan Chase Bank, N.A.’s securities lending activities. JPMorgan Chase Bank, N.A. is an affiliate of JP Morgan Investment Management, Inc., a sub-adviser to ING JPMorgan Emerging Markets Equity Portfolio and ING JPMorgan Small Cap Core Equity Portfolio. ING JPMorgan Emerging Markets Equity Portfolio and ING JPMorgan Small Cap Core Equity Portfolio are series of the ING Investors Trust registrant.
(4)	Messrs. Crispin and Matthews are deemed “Interested Persons” of the Trust because of their current or prior affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser(s) and the Distributor.

31

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	March 2003 - Present	Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012 - Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	March 2003 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012 - Present	Senior Vice President, ING Investments, LLC (February 2012- Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006 - Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	July 2012 - Present	Senior Vice President - Fund Compliance, ING Funds Services, LLC (June 2012 - Present). Formerly, Vice President - Platform Product Management & Project Management, ING Investments, LLC (April 2007 - June 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	November 1999 - Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present). Formerly, Treasurer, ING Funds (November 1999 - February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	February 2003 - Present	Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Vice President	September 2012 - Present	Vice President, ING Funds Services, LLC (July 2007 - Present).

32

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – during the Past 5 Years

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	September 2012 - Present	Vice President, ING Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, ING Funds Services, LLC (March 2003 - March 2012).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006 - Present	Vice President - Platform Product Management & Project Management, ING Investments, LLC (July 2012 - Present); Vice President, ING Investment Management - ING Funds (March 2010 - Present) and Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 - March 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010- Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

33

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Investors Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 29, 2012, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between Directed Services LLC (the “Adviser”) and the Portfolios.

The Independent Trustees also held separate meetings on October 24 and November 27, 2012 to consider the renewal of the Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 29, 2012 meeting, the Board voted to renew the Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts that were subject to renewal for each of the ING Funds under its jurisdiction, the Trustees considered each Portfolio’s advisory relationship separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contracts for the one-year period ending November 30, 2013. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Portfolios’ existing Advisory Contracts. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional or revised information from Management and address certain unique characteristics related to new or existing ING Funds.

The Board has established two (among other committees) Investment Review Committees, which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to

34

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Contract Review Process, and each Portfolio is assigned to an Investment Review Committee which provides oversight regarding, among other matters, the investment performance of the Adviser. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark, Lipper, Inc. (“Lipper”) and/or Morningstar, Inc. (“Morningstar”) category median.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts. The Independent Trustees review and update the 15(c) Methodology Guide annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory arrangements (including the Portfolios’ Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and selected peer group of investment companies (“Selected Peer Groups”) to be used by the Portfolios for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolios’ Advisory Contracts that would be effective through November 30, 2013. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts for the Portfolios for the year ending November 30, 2013, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information regarding the Adviser provided throughout the year at meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates and/or independent consultants that assist the Independent Trustees prior to the November 29, 2012 Board meeting included, among other information, the following items for each Portfolio: (1) FACT sheets that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its Selected Peer Group, as well as information regarding the Portfolio’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Portfolio; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which each Portfolio’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory Contracts; (6) copies of the Form ADV for the Adviser; (7) financial statements for the Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Portfolio’s) advisory contracts, including a written analysis for the Portfolio of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Portfolio performance by the Trust’s Chief Investment Risk Officer; (10) for open-end Portfolios, information regarding net asset flows into and out of the Portfolio; and (11) other information relevant to the Board’s evaluations.

The Board also noted that ING Groep, N.V. the ultimate parent company of the Adviser, had announced plans for the separation of its U.S.-based insurance, retirement services and investment management operations, which include the Adviser, into an independent, standalone company by the end of 2016. The Board further noted that this separation may result in the Adviser’s loss of access to the services and

35

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

resources of its current ultimate parent company, which could adversely affect its businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control, the investment advisory agreements for the Portfolios would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of a Portfolio. The Board also recognized that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Portfolios and the Adviser, including its ability prior to, during and after the separation to perform the same level of service to the Portfolios as the Adviser currently provides. In this regard, the Board noted that the Adviser did not currently anticipate that the separation would have a material adverse impact on the Portfolios or their operations and administration.

For each Portfolio, with the exception of ING Retirement Conservative Portfolio, Class I shares were used for purposes of certain comparisons between the Portfolio and its Selected Peer Group. Class S shares were used with respect to the ING Retirement Conservative Portfolio. Generally these share classes were selected so that a Portfolio’s share class with the longest performance history was compared to the analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Portfolios’ Selected Peer Groups were selected based upon criteria designed to represent the Portfolio share class being compared to the Selected Peer Groups. The Portfolios invest in a combination of mutual funds (“Underlying Funds”) that, in turn, invest directly in a wide range of portfolio securities (such as stocks and bonds). It should be noted that the performance of a Portfolio primarily reflects the performance of the Underlying Funds in which it invests.

The Board noted that the Portfolios benefit from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Portfolios and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the Investment Review Committees that focus on the investment risks of the Portfolios. The Board also noted that the IRMD provides the Investment Review Committees with analyses that are developed to assist the Investment Review Committees in identifying trends in Portfolio performance and other areas over consecutive periods. The Board noted that the services provided by the

IRMD are meant to provide an additional perspective for the benefit of the Investment Review Committees.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the resources and reputation of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Fund complex) by the Adviser, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

and compliance needs. In this regard, the Board considered the financial stability of the Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of each Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing advisory relationships, the Board placed emphasis on the investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio’s Morningstar category median, Lipper category median, and/or primary benchmark. The FACT sheet performance data was as of June 30, 2012. In addition, the Board also considered at its November 29, 2012 meeting certain additional data regarding performance and Portfolio asset levels as of September 30 and October 31, 2012. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board considered whether economies of scale likely will be realized by the Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. The Board also considered that the Portfolios do not have advisory fee breakpoints but do have fee waiver or expense reimbursement arrangements. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and each Portfolio’s investment performance based on its investments in Underlying Funds.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to a Portfolio, the Board considered any underlying rationale provided by the Adviser for these differences. The Board also noted that the fee rates charged to the Portfolios and other institutional clients of the Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Portfolios, as compared to non-registered investment company clients; market differences in fee rates that existed when a Portfolio first was organized; differences in the original sponsors of Portfolios that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered: (1) the fee structure of each Portfolio as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and its affiliates from their association with the Portfolios. For each Portfolio, the Board separately determined that the fees payable to the Adviser are reasonable for the services that the Adviser performs, which were considered in light of the nature, extent and quality of the services that it has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

37

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory fee rates of the Adviser primarily on the factors described for each Portfolio below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain Portfolios. These remedial actions have included, among others: reductions in effective fee rates through expense limitation or fee waiver arrangements or through contractual fee rate revisions, such as the addition of fee schedule breakpoints at higher asset levels; changes in portfolio managers; and strategy modifications.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 29, 2012 meeting in relation to renewing each Portfolio’s current Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Retirement Conservative Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Retirement Conservative Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter and one-year periods, but underperformed for the year-to-date and three-year periods; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter and one-year periods, and the third quintile for the year-to-date and three-year periods.

In analyzing this performance data, the Board took into account: (1) Management’s discussion that longer-term performance periods reflect the performance of the Portfolio under a different investment strategy and a different investment consulting team until October 2009; (2) Management’s representations regarding the strength of the Portfolio’s performance during more recent periods; and (3) Management’s confidence in the ability of the Portfolio’s portfolio management team in executing the Portfolio’s investment mandate.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing the fee data, the Board took into account: (1) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio; and (2) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by

38

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Retirement Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Retirement Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the most recent calendar quarter, the second quintile for the one-year period, the third quintile for the year-to-date and three-year periods, and the fourth quintile for the five-year period.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio; and (2) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Retirement Moderate Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Retirement Moderate Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the year-to-date and five-year periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, the third quintile for the year-to-date, one-year, and three-year periods, and the fifth (lowest) quintile for the five-year period.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio; and (2) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

39

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Retirement Moderate Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Retirement Moderate Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2012: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exceptions of the most recent calendar quarter and five-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exceptions of the most recent calendar quarter and five-year period, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and three-year periods, the third quintile for the one-year period, the fourth quintile for the most recent calendar quarter, and the fifth (lowest) quintile for the five-year period.

In considering the fees payable under the Advisory Contract for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee rate (inclusive of an administration fee) for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management’s representations regarding the competitiveness of the Portfolio’s management fee and expense ratio; and (2) that the Portfolio indirectly bears the fees payable by the Underlying Funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2013. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

BOARD APPROVAL OF NEW SUB-ADVISORY CONTRACTS

At a meeting of the Board held on November 29, 2012 the Board, including a majority of the Independent Trustees, determined to: (1) appoint ING Investment Management Co. LLC (“ING IM”) as Sub-Adviser to ING Retirement Conservative Portfolio, ING Retirement Growth Portfolio, ING Retirement Moderate Growth Portfolio, and ING Retirement Moderate Portfolio (collectively, the “Portfolios”); and (2) approve Sub-Advisory Contracts with ING IM under which it would serve as Sub-Adviser to each of the Portfolios. The Sub-Advisory Contracts are expected to become effective on or about May 1, 2013, subject to shareholder approval.

In determining whether to approve the Sub-Advisory Contracts with ING IM, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Sub-Advisory Contract should be approved for each of the Portfolios. The materials provided to the Board to inform its consideration of whether to approve the Sub-Advisory Contract with ING IM included memoranda and related materials provided to the Board in advance of its November 29, 2012 meeting discussing Management’s rationale for recommending that ING IM serve as Sub-Adviser to the Portfolios to align the Portfolios’ advisory arrangements with the standard Adviser/Sub-Adviser management structure that is in place with other funds in the ING Funds complex; (2) ING IM’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees; (5) supporting documentation, including copies of the forms of the Sub-Advisory Contracts with ING IM; and (6) other information relevant to the Board’s evaluation.

40

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In reaching its decision to engage ING IM as Sub-Adviser to the Portfolios, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following: (1) the Adviser’s view with respect to the reputation of ING IM as a manager to similar funds and consultant to the Portfolios; (2) ING IM’s strength and reputation in the industry; (3) the nature, extent, and quality of the services to be provided by ING IM under the proposed Sub-Advisory Contracts; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM and its fit among the stable of managers in the ING Funds line-up; (5) the portfolio management team for the Portfolios would not change; (6) the fairness of the compensation under the Sub-Advisory Contracts in light of the services to be provided by ING IM and the projected profitability of ING IM as the Portfolios’ Sub-Adviser; (7) the costs for the services to be provided by ING IM, including that the management fee rate would not change upon the appointment of ING IM; (8) the sub-advisory fee rate payable by the Adviser to ING IM; (9) ING IM’s operations and compliance program, including its policies and procedures intended to assure compliance with the

Federal securities laws; (10) the appropriateness of the selection of ING IM in light of each Portfolio’s investment objective and investor base; and (11) ING IM’s Code of Ethics, which had been approved by the Board previously, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) ING IM should be appointed to serve as Sub-Adviser to the Portfolios under the Sub-Advisory Contracts with ING IM; (2) the sub-advisory fee rate payable by the Adviser to ING IM is reasonable in the context of all factors considered by the Board; and (3) ING IM maintains an appropriate compliance program, with this conclusion based upon, among other things, reports from the Portfolios’ CCO whether ING IM’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Sub-Advisory Contracts for the Portfolios. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser

Directed Services LLC

1475 Dunwoody Drive

West Chester, Pennsylvania 19380

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-URETADVI	(1212-022013)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley, Peter Drotch and Colleen Baldwin are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley, Mr. Drotch and Ms. Baldwin are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $886,100 for year ended December 31, 2012 and $910,673 for year ended December 31, 2011.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $108,000 for the year ended December 31, 2012 and $110,400 for year ended December 31, 2011.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $188,445 in the year ended December 31, 2012 and $202,027 in the year ended December 31, 2011. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $15,410 in the year ended December 31, 2012 and $12,500 in the year ended December 31, 2011.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

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AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

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II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

3

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

5

Last Approved: November 17, 2011

6

    Appendix A

    Pre-Approved Audit Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	Ö	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	Ö	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	Ö	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	Ö	Not to exceed $13,000 per audit

[1]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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    Appendix B

    Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services — See Appendix C for tax services associated with Fund mergers)	Ö	Ö	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	Ö		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	Ö		Not to exceed $2,400 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	Ö		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	Ö	Ö	Not to exceed $5,000 per quarter
Training courses		Ö	Not to exceed $2,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	Ö		Not to exceed $9,450 per quarter

8

    Appendix C

    Pre-Approved Tax Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	Ö		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	Ö		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	Ö		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	Ö	Ö	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

9

    Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		Ö	Not to exceed $2,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	Ö	Ö	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	Ö		Not to exceed $120,000 during the Pre-Approval Period

10

    Appendix D

    Pre-Approved Other Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		Ö	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	Ö	Ö	Not to exceed $5,000 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	Ö		Not to exceed $35,000 during the Pre-Approval Period

11

Appendix E

Prohibited Non-Audit Services

Dated:        January 1, 2012 to December 31, 2012

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

12

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING EMERGING MARKETS LOCAL BOND FUND

ING EMERING MARKETS HIGH DIVIDEND EQUITY FUND

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $2,085,015 for year ended December 31, 2012 and $1,122,245 for year ended December 31, 2011.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

14

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Summary schedule is included as part of the report to shareholders filed under Item 1 of this Form, if applicable.

14

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

ING Investors Trust

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the summary portfolios of investments, of ING BlackRock Health Sciences Opportunities Portfolio, ING BlackRock Large Cap Growth Portfolio, ING Bond Portfolio (formerly, ING American Funds Bond Portfolio), ING Clarion Global Real Estate Portfolio, ING FMRSM Diversified Mid Cap Portfolio, ING Franklin Income Portfolio, ING Franklin Mutual Shares Portfolio, ING Global Resources Portfolio, ING Goldman Sachs Commodity Strategy Portfolio, ING Invesco Van Kampen Growth and Income Portfolio, ING JPMorgan Emerging Markets Equity Portfolio, ING JPMorgan Small Cap Core Equity Portfolio, ING Large Cap Growth Portfolio, ING Large Cap Value Portfolio, ING Limited Maturity Bond Portfolio, ING Marsico Growth Portfolio, ING MFS Total Return Portfolio, ING MFS Utilities Portfolio, ING Morgan Stanley Global Franchise Portfolio, ING PIMCO High Yield Portfolio, ING PIMCO Total Return Bond Portfolio, ING Pioneer Fund Portfolio, ING Pioneer Mid Cap Value Portfolio, ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio, ING T. Rowe Price International Stock Portfolio, ING Templeton Global Growth Portfolio, and ING U.S. Stock Index Portfolio, each a series of ING Investors Trust, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended and have issued our unqualified reports thereon dated February 25, 2013 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR. The portfolios of investments are the responsibility of management. Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

February 25, 2013

15

ING BLACKROCK HEALTH SCIENCES OPPORTUNITIES PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.6%
		Consumer Discretionary: 0.5%
84,600		Service Corp. International	1,168,326	0.5

		Consumer Staples: 0.9%
108,800		Brazil Pharma SA	765,187	0.3
29,400		CVS Caremark Corp.	1,421,490	0.6
			2,186,677	0.9

		Health Care: 95.0%
20,285	@	3SBio, Inc. ADR ADR	276,687	0.1
88,800	@	AbbVie, Inc.	3,033,408	1.3
61,100	@,L	Acadia Pharmaceuticals, Inc.	284,115	0.1
70,300	@	Acorda Therapeutics, Inc.	1,747,658	0.7
53,814		Aetna, Inc.	2,491,588	1.1
69,700		Agilent Technologies, Inc.	2,853,518	1.2
60,474	@	Alexion Pharmaceuticals, Inc.	5,673,066	2.4
21,237	@	Align Technology, Inc.	589,327	0.3
52,118		Allergan, Inc.	4,780,784	2.0
29,769	@	Alnylam Pharmaceuticals, Inc.	543,284	0.2
46,800		AmerisourceBergen Corp.	2,020,824	0.9
53,419		Amgen, Inc.	4,611,128	2.0
29,806	@	Ariad Pharmaceuticals, Inc.	571,679	0.2
66,000		Baxter International, Inc.	4,399,560	1.9
17,700		Bayer AG	1,687,913	0.7
30,900		Becton Dickinson & Co.	2,416,071	1.0
37,800	@	Biogen Idec, Inc.	5,544,126	2.3
24,800	@	BioMarin Pharmaceuticals, Inc.	1,221,400	0.5
62,700		Bristol-Myers Squibb Co.	2,043,393	0.9
78,500	@	Brookdale Senior Living, Inc.	1,987,620	0.8
63,348	@	Capital Senior Living Corp.	1,183,974	0.5
76,647		Cardinal Health, Inc.	3,156,324	1.3
76,500	@	Catamaran Corp.	3,603,915	1.5
90,812	@	Celgene Corp.	7,148,721	3.0
68,900	@	Celldex Therapeutics, Inc.	462,319	0.2
16,100	@	Cerner Corp.	1,250,004	0.5
22,872	@,L	ChemoCentryx, Inc.	250,220	0.1
41,700		Cigna Corp.	2,229,282	0.9
39,300		Cooper Cos., Inc.	3,634,464	1.5
68,310	@	Covidien PLC	3,944,219	1.7
31,655		CSL Ltd.	1,787,163	0.7
46,600	@	Cubist Pharmaceuticals, Inc.	1,959,996	0.8
56,200		Densply International, Inc.	2,226,082	0.9
61,905	@	Dyax Corp.	215,430	0.1
100,600	@	Elan Corp. PLC ADR	1,027,126	0.4
196,300		Eli Lilly & Co.	9,681,516	4.1

77,400	@,L	Exelixis, Inc.	353,718	0.2
109,766	@	Express Scripts Holding Co.	5,927,364	2.5
37,500	@	Forest Laboratories, Inc.	1,324,500	0.6
33,035	@	Genmab A/S	455,676	0.2
72,780	@	Gilead Sciences, Inc.	5,345,691	2.3
26,641	@	Given Imaging Ltd.	465,418	0.2
41,200	@	HCA Holdings, Inc.	1,243,004	0.5
42,300		Hill-Rom Holdings, Inc.	1,205,550	0.5
43,600	@	Hospira, Inc.	1,362,064	0.6
15,708		Humana, Inc.	1,078,040	0.5
59,300	@	Icon Plc ADR	1,646,168	0.7
30,200	@,L	Illumina, Inc.	1,678,818	0.7
59,500	@,L	Infinity Pharmaceuticals, Inc.	2,082,500	0.9
3,708	@	Intercept Pharmaceuticals, Inc.	126,962	0.1
62,640	@,L	Isis Pharmaceuticals, Inc.	655,214	0.3
127,500		Johnson & Johnson	8,937,750	3.8
44,091	@	Life Technologies Corp.	2,163,986	0.9
26,731		McKesson Corp.	2,591,838	1.1
1,546,390	@	Medipattern Corp.	104,938	0.0
42,352	@	Medivation, Inc.	2,166,728	0.9
70,788		Medtronic, Inc.	2,903,724	1.2
85,300		Merck & Co., Inc.	3,492,182	1.5
9,338	@	Mettler Toledo International, Inc.	1,805,035	0.8
43,800	@	Momenta Pharmaceuticals, Inc.	515,964	0.2
57,900	@	Mylan Laboratories	1,591,092	0.7
101,100		Novartis AG	6,386,819	2.7
22,500		Perrigo Co.	2,340,675	1.0
515,730		Pfizer, Inc.	12,934,508	5.5
117,926	@,L	Protalix BioTherapeutics, Inc.	612,036	0.3
2,453	@	Prothena Corp. PLC	17,981	0.0
18,800	@	Puma Biotechnology, Inc.	352,500	0.2
44,300		Resmed, Inc.	1,841,551	0.8
42,700		Roche Holding AG - Genusschein	8,633,137	3.6
88,800		Sanofi-Aventis SA	8,420,940	3.6
117,000	@,L	Seattle Genetics, Inc.	2,714,400	1.1
55,300	@	Sirona Dental Systems, Inc.	3,564,638	1.5
97,500		Stewart Enterprises, Inc.	744,900	0.3
53,200		Stryker Corp.	2,916,424	1.2
38,850	@	Team Health Holdings, Inc.	1,117,715	0.5
14,978		Teleflex, Inc.	1,068,081	0.5
37,600		Teva Pharmaceutical Industries Ltd. ADR	1,403,984	0.6
45,400		Thermo Fisher Scientific, Inc.	2,895,612	1.2
38,100	@	Thoratec Corp.	1,429,512	0.6
147,406	@	Ultragenyx Pharmaceutical, Inc.	408,226	0.2
88,775		UnitedHealth Group, Inc.	4,815,156	2.0
45,500		Universal Health Services, Inc.	2,199,925	0.9

See Accompanying Notes to Financial Statements

ING BLACKROCK HEALTH SCIENCES OPPORTUNITIES PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

46,900	@	Valeant Pharmaceuticals International	2,803,213	1.2
81,767	@	VCA Antech, Inc.	1,721,195	0.7
24,680	@,L	Verastem, Inc.	216,937	0.1
44,920	@	Vertex Pharmaceuticals, Inc.	1,883,945	0.8
30,932	@	Waters Corp.	2,694,796	1.1
40,100	@	Watson Pharmaceuticals, Inc.	3,448,600	1.5
25,100		WellPoint, Inc.	1,529,092	0.6
			224,878,326	95.0

		Industrials: 0.7%
59,729		Koninklijke Philips Electronics NV	1,581,644	0.7

		Materials: 0.5%
15,900		Sigma-Aldrich Corp.	1,169,922	0.5

	Total Common Stock (Cost $214,299,021)		230,984,895	97.6

WARRANTS: 0.0%
		Health Care: 0.0%
133,228	@	Novavax, Inc.	21,196	0.0

	Total Warrants (Cost $–)		21,196	0.0

	Total Long-Term Investments (Cost $214,299,021)		231,006,091	97.6

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.1%
		Securities Lending Collateralcc(1): 1.9%
1,087,242		Cantor Fitzgerald, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,087,260, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $1,108,987, due 07/15/13-08/01/46)	1,087,242	0.4
1,087,242		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,087,254, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,108,987, due 10/01/16-12/20/42)	1,087,242	0.4

228,808	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $228,810, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $233,385, due 10/31/17-08/15/22)	228,808	0.1
1,087,242	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $1,087,253, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $1,108,987, due 08/09/13-06/20/42)	1,087,242	0.5
1,087,242	Royal Bank of Canada, Repurchase Agreement dated 12/26/12, 0.18%, due 01/02/13 (Repurchase Amount $1,087,280, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $1,108,987, due 10/01/32-01/01/43)	1,087,242	0.5
		4,577,776	1.9

Shares		Value	Percentage of Net Assets
		Affiliated Investment Companies: 4.2%
9,950,540	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $9,950,540)	9,950,540	4.2

	Total Short-Term Investments (Cost $14,528,316)	14,528,316	6.1

	Total Investments in Securities (Cost $228,827,337)	$245,534,407	103.7
	Liabilities in Excess of
	Other Assets	(8,833,757)	(3.7)

	Net Assets	$236,700,650	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.

See Accompanying Notes to Financial Statements

ING BLACKROCK HEALTH SCIENCES OPPORTUNITIES PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $229,529,072.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$20,773,501
Gross Unrealized Depreciation	(4,768,166)

Net Unrealized Appreciation	$16,005,335

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$1,168,326	$–	$–	$1,168,326
Consumer Staples	2,186,677	–	–	2,186,677
Health Care	197,098,452	27,779,874	–	224,878,326
Industrials	–	1,581,644	–	1,581,644
Materials	1,169,922	–	–	1,169,922

Total Common Stock	201,623,377	29,361,518	–	230,984,895

Warrants	–	21,196	–	21,196
Short-Term Investments	9,950,540	4,577,776	–	14,528,316

Total Investments, at fair value	$211,573,917	$33,960,490	$–	$245,534,407

Other Financial Instruments+
Forward Foreign Currency Contracts	–	33,824	–	33,824

Total Assets	$211,573,917	$33,994,314	$–	$245,568,231

Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$–	$(569,912)	$–	$(569,912)

Total Liabilities	$–	$(569,912)	$–	$(569,912)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING BlackRock Health Sciences Opportunities Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Danish Krone	161,173	Buy	01/16/13	$28,583	$28,520	$(63)
Citigroup, Inc.	British Pound	235,000	Buy	01/16/13	372,940	381,731	8,791
Deutsche Bank AG	EU Euro	1,438,417	Buy	01/16/13	1,898,049	1,898,867	818
Royal Bank of Scotland Group PLC	Swiss Franc	494,785	Buy	01/16/13	531,089	541,104	10,015
UBS Warburg LLC	British Pound	426,000	Buy	01/16/13	680,398	691,990	11,592

							$31,153

Citigroup, Inc.	Swiss Franc	305,518	Sell	01/16/13	$326,516	$334,120	$(7,604)
Citigroup, Inc.	Swiss Franc	101,277	Sell	01/16/13	107,460	110,758	(3,298)

See Accompanying Notes to Financial Statements

ING BLACKROCK HEALTH SCIENCES OPPORTUNITIES PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Citigroup, Inc.	Swiss Franc	1,055,058	Sell	01/16/13	1,122,832	1,153,827	(30,995)
Citigroup, Inc.	Swiss Franc	336,657	Sell	01/16/13	360,886	368,173	(7,287)
Citigroup, Inc.	Swiss Franc	8,680,978	Sell	01/16/13	9,302,815	9,493,647	(190,832)
Citigroup, Inc.	Canadian Dollar	170,000	Sell	01/16/13	173,222	170,858	2,364
Deutsche Bank AG	Australian Dollar	28,817	Sell	01/16/13	30,138	29,894	244
Deutsche Bank AG	EU Euro	9,283,000	Sell	01/16/13	12,022,924	12,254,570	(231,646)
Merrill Lynch & Co., Inc.	Australian Dollar	967,000	Sell	01/16/13	983,025	1,003,152	(20,127)
Royal Bank of Scotland Group PLC	Swiss Franc	546,968	Sell	01/16/13	589,391	598,173	(8,782)
Royal Bank of Scotland Group PLC	EU Euro	66,000	Sell	01/16/13	85,441	87,127	(1,686)
Royal Bank of Scotland Group PLC	Swiss Franc	399,078	Sell	01/16/13	427,284	436,437	(9,153)
Royal Bank of Scotland Group PLC	Danish Krone	62,000	Sell	01/16/13	10,808	10,971	(163)
UBS Warburg LLC	Australian Dollar	195,000	Sell	01/16/13	198,932	202,290	(3,358)
UBS Warburg LLC	British Pound	661,000	Sell	01/16/13	1,060,586	1,073,721	(13,135)
UBS Warburg LLC	Swiss Franc	548,730	Sell	01/16/13	589,307	600,100	(10,793)
UBS Warburg LLC	Swiss Franc	1,691,497	Sell	01/16/13	1,818,858	1,849,848	(30,990)

							$(567,241)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Asset Derivatives

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$33,824

Total Asset Derivatives		$33,824

Liability Derivatives

Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$569,912

Total Liability Derivatives		$569,912

See Accompanying Notes to Financial Statements

ING BLACKROCK HEALTH SCIENCES OPPORTUNITIES PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Amount Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Written Options

Equity contracts	$-	$76,006
Foreign exchange contracts	167,252	-

Total	$167,252	$76,006

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*

Foreign exchange contracts	$(1,135,908)

Total	$(1,135,908)

* Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 31.3%
		Consumer Discretionary: 3.1%
2,051,000	#	ADT Corp., 2.250%, 07/15/17	2,036,192	0.4
600,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	636,000	0.1
504,000		CBS Corp., 3.375%, 03/01/22	524,491	0.1
413,000	#,L	CC Holdings GS V LLC, 2.381%, 12/15/17	415,347	0.1
435,000		Comcast Corp., 4.650%, 07/15/42	458,967	0.1
1,792,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 2.400%, 03/15/17	1,836,821	0.4
642,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	649,929	0.1
1,000,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	1,182,526	0.3
669,000		Macy’s Retail Holdings, Inc., 2.875%, 02/15/23	655,734	0.2
504,000		Macy’s Retail Holdings, Inc., 4.300%, 02/15/43	490,880	0.1
445,000		NBCUniversal Media, LLC, 2.875%, 01/15/23	447,320	0.1
445,000		NBCUniversal Media, LLC, 4.450%, 01/15/43	451,071	0.1
361,000		News America, Inc., 6.650%, 11/15/37	466,863	0.1
1,071,000		NVR, Inc., 3.950%, 09/15/22	1,110,791	0.2
1,084,000		Omnicom Group, Inc., 3.625%, 05/01/22	1,130,206	0.3
360,000		Time Warner, Inc., 6.500%, 11/15/36	450,666	0.1
512,000		WPP Finance 2010, 5.125%, 09/07/42	501,032	0.1
750,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	840,000	0.2
			14,284,836	3.1

		Consumer Staples: 1.5%
460,000		Altria Group, Inc., 2.850%, 08/09/22	455,600	0.1
750,000		Constellation Brands, Inc., 6.000%, 05/01/22	862,500	0.2
650,000		Energizer Holdings, Inc., 4.700%, 05/19/21	697,159	0.1
750,000	#	JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20	798,750	0.2
1,239,000	#	Kraft Foods Group, Inc., 5.000%, 06/04/42	1,394,605	0.3
250,000		Minerva Luxembourg SA, 12.250%, 02/10/22	300,625	0.1
1,252,000		Molson Coors Brewing Co., 5.000%, 05/01/42	1,404,425	0.3
410,000		Reynolds American, Inc., 4.750%, 11/01/42	414,036	0.1

593,000		Walgreen Co., 4.400%, 09/15/42	604,061	0.1
			6,931,761	1.5

		Energy: 4.8%
750,000	L	Alpha Natural Resources, Inc., 6.000%, 06/01/19	693,750	0.1
1,135,000		Anadarko Petroleum Corp., 6.375%, 09/15/17	1,356,709	0.3
468,000		BP Capital Markets PLC, 2.500%, 11/06/22	464,152	0.1
1,121,000		BP Capital Markets PLC, 2.248%, 11/01/16	1,166,998	0.2
653,000		BP Capital Markets PLC, 3.245%, 05/06/22	688,551	0.1
750,000		Continental Resources, Inc./OK, 5.000%, 09/15/22	811,875	0.2
1,101,000		Energy Transfer Partners L.P., 4.650%, 06/01/21	1,210,636	0.3
654,000		Energy Transfer Partners L.P., 6.050%, 06/01/41	744,722	0.2
698,000		Enterprise Products Operating, LLC, 4.450%, 02/15/43	707,429	0.2
400,000		FMC Technologies, Inc., 2.000%, 10/01/17	404,000	0.1
710,000		FMC Technologies, Inc., 3.450%, 10/01/22	725,300	0.2
461,000		Marathon Oil Corp., 2.800%, 11/01/22	464,283	0.1
927,000		Marathon Petroleum Corp., 6.500%, 03/01/41	1,175,574	0.3
464,000		Murphy Oil Corp., 2.500%, 12/01/17	467,227	0.1
664,000		Noble Holding International Ltd., 3.950%, 03/15/22	699,329	0.1
250,000		ONEOK Partners L.P., 2.000%, 10/01/17	252,271	0.1
560,000		ONEOK Partners L.P., 3.375%, 10/01/22	571,185	0.1
666,000		Phillips 66, 2.950%, 05/01/17	706,340	0.1
1,057,000		Phillips 66, 4.300%, 04/01/22	1,182,115	0.3
662,000		Plains All American Pipeline L.P. / PAA Finance Corp., 3.650%, 06/01/22	701,424	0.1
750,000		Plains Exploration & Production Co., 6.625%, 05/01/21	829,687	0.2
679,000	#	Schlumberger Investment SA, 1.950%, 09/14/16	697,383	0.1
637,000		Total Capital International SA, 2.700%, 01/25/23	649,557	0.1
1,000,000		Transocean, Inc., 2.500%, 10/15/17	1,011,292	0.2
420,000		Transocean, Inc., 3.800%, 10/15/22	430,857	0.1

See Accompanying Notes to Financial Statements

ING BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

784,000		Transocean, Inc., 6.375%, 12/15/21	953,541	0.2
1,228,000		Weatherford International Ltd., 5.950%, 04/15/42	1,333,953	0.3
1,000,000		Williams Partners L.P., 6.300%, 04/15/40	1,223,585	0.3
			22,323,725	4.8

		Financials: 11.8%
836,000		American International Group, Inc., 5.850%, 01/16/18	990,164	0.2
615,000		American International Group, Inc., 8.175%, 05/15/58	804,112	0.2
398,000		Allstate Corp., 5.200%, 01/15/42	472,820	0.1
689,000		American Express Credit Corp., 1.750%, 06/12/15	703,800	0.2
876,000		American Tower Corp., 4.500%, 01/15/18	961,024	0.2
867,000		AvalonBay Communities, Inc., 2.950%, 09/15/22	864,437	0.2
1,562,000		Bank of America Corp., 3.875%, 03/22/17	1,695,148	0.4
601,000		Bank of America Corp., 5.700%, 01/24/22	723,311	0.2
571,000		Bank of Nova Scotia, 1.375%, 12/18/17	572,256	0.1
795,000	L	Barclays Bank PLC, 7.625%, 11/21/22	795,994	0.2
985,000		BBVA US Senior SAU, 4.664%, 10/09/15	1,010,511	0.2
647,000		Berkshire Hathaway, Inc., 3.400%, 01/31/22	697,554	0.1
649,000	#	Charles Schwab Corp./The, 3.225%, 09/01/22	659,241	0.1
1,326,000		Citigroup, Inc., 4.450%, 01/10/17	1,469,870	0.3
867,000		Citigroup, Inc., 4.500%, 01/14/22	968,114	0.2
259,000		Citigroup, Inc., 5.875%, 01/30/42	319,938	0.1
620,000		Citigroup, Inc., 5.900%, 12/29/49	628,735	0.1
389,000		Citigroup, Inc., 5.950%, 12/29/49	394,349	0.1
513,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.950%, 11/09/22	525,800	0.1
736,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	1,001,517	0.2
857,000		Digital Realty Trust L.P., 3.625%, 10/01/22	842,439	0.2
549,000	#	Discover Financial Services, 3.850%, 11/21/22	567,010	0.1
464,000		Equity One, Inc., 3.750%, 11/15/22	458,800	0.1

810,000	#	ERAC USA Finance LLC, 3.300%, 10/15/22	820,835	0.2
393,000		ERP Operating L.P., 4.625%, 12/15/21	443,034	0.1
1,840,000		Ford Motor Credit Co. LLC, 3.000%, 06/12/17	1,891,796	0.4
336,000		General Electric Capital Corp., 3.150%, 09/07/22	343,603	0.1
1,091,000		General Electric Capital Corp., 3.350%, 10/17/16	1,171,777	0.3
1,631,000		General Electric Capital Corp., 4.650%, 10/17/21	1,862,530	0.4
400,000		General Electric Capital Corp., 6.250%, 12/15/49	437,480	0.1
900,000		General Electric Capital Corp., 7.125%, 12/15/49	1,021,286	0.2
417,000		Genworth Financial, Inc., 7.625%, 09/24/21	460,515	0.1
356,000		Goldman Sachs Group, Inc., 3.300%, 05/03/15	371,228	0.1
890,000		Goldman Sachs Group, Inc., 5.750%, 01/24/22	1,053,007	0.2
263,000		Goldman Sachs Group, Inc., 5.950%, 01/18/18	306,282	0.1
629,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	790,254	0.2
505,000	#	HBOS PLC, 6.750%, 05/21/18	546,031	0.1
614,000		Health Care REIT, Inc., 2.250%, 03/15/18	613,993	0.1
506,000		HSBC Finance Corp., 6.676%, 01/15/21	600,725	0.1
473,000		HSBC USA, Inc., 1.625%, 01/16/18	473,817	0.1
911,000		HSBC USA, Inc., 2.375%, 02/13/15	937,504	0.2
369,000		International Lease Finance Corp., 5.875%, 08/15/22	391,166	0.1
967,000		JPMorgan Chase & Co., 2.000%, 08/15/17	988,526	0.2
691,000		JPMorgan Chase & Co., 3.250%, 09/23/22	712,230	0.2
1,044,000		JPMorgan Chase & Co., 4.500%, 01/24/22	1,181,992	0.3
602,000		JPMorgan Chase & Co., 5.400%, 01/06/42	726,164	0.2
616,000		Merrill Lynch & Co., Inc., 6.050%, 05/16/16	678,482	0.1
686,000		MetLife, Inc., 3.048%, 12/15/22	700,426	0.2
662,000		MetLife, Inc., 4.125%, 08/13/42	662,765	0.1
1,146,000		Morgan Stanley, 4.750%, 03/22/17	1,251,058	0.3
420,000		Morgan Stanley, 5.500%, 07/28/21	477,221	0.1
1,380,000		Murray Street Investment Trust I, 4.647%, 03/09/17	1,493,640	0.3
527,000		Northern Trust Corp., 2.375%, 08/02/22	521,191	0.1

See Accompanying Notes to Financial Statements

ING BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

645,000		PNC Bank NA, 2.700%, 11/01/22	645,814	0.1
611,000		Post Apartment Homes L.P., 3.375%, 12/01/22	608,419	0.1
583,000		Principal Financial Group, Inc., 3.125%, 05/15/23	579,409	0.1
613,000		Prudential Financial, Inc., 5.625%, 06/15/43	638,317	0.1
463,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	472,882	0.1
250,000		Regions Bank/Birmingham AL, 6.450%, 06/26/37	264,760	0.1
772,000		Regions Bank/Birmingham AL, 7.500%, 05/15/18	933,155	0.2
801,000		Royal Bank of Scotland Group PLC, 6.125%, 12/15/22	847,718	0.2
815,000	#	Sberbank of Russia Via SB Capital SA, 5.125%, 10/29/22	834,356	0.2
401,000		Simon Property Group L.P., 4.125%, 12/01/21	445,714	0.1
493,000	#	Simon Property Group L.P., 1.500%, 02/01/18	490,623	0.1
268,000		Simon Property Group L.P., 4.750%, 03/15/42	287,389	0.1
363,000		SLM Corp., 4.625%, 09/25/17	371,889	0.1
868,000		SLM Corp., 6.000%, 01/25/17	943,950	0.2
917,000		The Bank of New York Mellon Corp., 1.969%, 06/20/17	946,385	0.2
550,000		UBS AG/Stamford CT, 7.625%, 08/17/22	607,958	0.1
788,000		US Bancorp, 2.950%, 07/15/22	796,778	0.2
447,000		Ventas Realty L.P. / Ventas Capital Corp., 2.000%, 02/15/18	447,659	0.1
487,000		Wells Fargo & Co., 2.100%, 05/08/17	503,851	0.1
606,000	L	Wells Fargo & Co., 1.500%, 01/16/18	607,493	0.1
			54,332,021	11.8

		Health Care: 2.4%
766,000	#	AbbVie, Inc., 2.900%, 11/06/22	780,811	0.2
274,000		Aetna, Inc., 1.500%, 11/15/17	274,769	0.1
371,000		Aetna, Inc., 2.750%, 11/15/22	368,293	0.1
875,000		Amgen, Inc., 3.625%, 05/15/22	941,121	0.2
2,012,000	#	Aristotle Holding, Inc., 2.650%, 02/15/17	2,092,637	0.4
228,000		AstraZeneca PLC, 1.950%, 09/18/19	231,236	0.0
265,000		AstraZeneca PLC, 4.000%, 09/18/42	268,315	0.1
1,360,000		Celgene Corp., 3.250%, 08/15/22	1,387,618	0.3

459,000		GlaxoSmithKline Capital PLC, 1.500%, 05/08/17	466,006	0.1
750,000		HCA, Inc., 7.500%, 02/15/22	862,500	0.2
668,000		Healthsouth Corp., 7.250%, 10/01/18	728,120	0.1
466,000		Humana, Inc., 3.150%, 12/01/22	463,835	0.1
750,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	823,125	0.2
874,000		WellPoint, Inc., 3.700%, 08/15/21	919,967	0.2
664,000		WellPoint, Inc., 4.625%, 05/15/42	686,457	0.1
			11,294,810	2.4

		Industrials: 1.1%
750,000		BE Aerospace, Inc., 6.875%, 10/01/20	838,125	0.2
400,000		Burlington Northern Santa Fe, LLC, 4.375%, 09/01/42	420,837	0.1
750,000		Case New Holland, Inc., 7.875%, 12/01/17	890,625	0.2
428,000		FedEx Corp., 3.875%, 08/01/42	418,904	0.1
1,004,000		General Electric Co., 4.125%, 10/09/42	1,033,833	0.2
1,075,000		Koninklijke Philips Electronics NV, 3.750%, 03/15/22	1,163,064	0.2
429,000	#	Turlock Corp., 2.750%, 11/02/22	428,079	0.1
			5,193,467	1.1

		Information Technology: 1.9%
1,635,000		eBay, Inc., 4.000%, 07/15/42	1,593,997	0.4
1,132,000		Telefonaktiebolaget LM Ericsson, 4.125%, 05/15/22	1,177,486	0.3
2,550,000		Hewlett-Packard Co., 2.600%, 09/15/17	2,485,949	0.5
556,000		Microsoft Corp., 3.500%, 11/15/42	538,129	0.1
808,000		Motorola Solutions, Inc., 3.750%, 05/15/22	826,260	0.2
461,000		Oracle Corp., 2.500%, 10/15/22	465,595	0.1
750,000		Seagate HDD Cayman, 7.750%, 12/15/18	827,813	0.2
574,000		Xerox Corp., 4.500%, 05/15/21	608,245	0.1
			8,523,474	1.9

		Materials: 2.2%
610,000		Agrium, Inc., 3.150%, 10/01/22	606,686	0.1
1,500,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	1,531,946	0.3
100,000		AngloGold Ashanti Holdings PLC, 5.125%, 08/01/22	101,432	0.0
300,000	#	Ashland, Inc., 4.750%, 08/15/22	313,500	0.1

See Accompanying Notes to Financial Statements

ING BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

867,000		Barrick Gold Corp., 3.850%, 04/01/22	918,529	0.2
1,149,000		Cabot Corp., 3.700%, 07/15/22	1,166,081	0.2
300,000		Rio Tinto Finance USA PLC, 1.625%, 08/21/17	303,976	0.1
510,000		Rio Tinto Finance USA PLC, 2.875%, 08/21/22	513,845	0.1
410,000		Rio Tinto Finance USA PLC, 4.125%, 08/21/42	417,543	0.1
115,000		RPM International, Inc., 3.450%, 11/15/22	112,775	0.0
750,000	#	Sealed Air Corp., 8.375%, 09/15/21	860,625	0.2
850,000		Teck Resources Ltd., 3.750%, 02/01/23	872,630	0.2
815,000	#	Xstrata Finance Canada Ltd., 4.000%, 10/25/22	824,541	0.2
659,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	708,370	0.2
815,000	#	Xstrata Finance Canada Ltd., 5.300%, 10/25/42	818,834	0.2
			10,071,313	2.2

		Telecommunication Services: 1.3%
1,317,000		AT&T, Inc., 5.350%, 09/01/40	1,535,124	0.3
659,000		CenturyLink, Inc., 5.800%, 03/15/22	697,195	0.1
750,000		Intelsat Jackson Holdings SA, 7.500%, 04/01/21	830,625	0.2
2,261,000		Verizon Communications, Inc., 1.950%, 03/28/14	2,302,584	0.5
750,000		Windstream Corp., 7.750%, 10/15/20	813,750	0.2
			6,179,278	1.3

		Utilities: 1.2%
309,000		American Electric Power Co., Inc., 1.650%, 12/15/17	310,332	0.1
244,000		CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/42	232,464	0.1
639,000		Commonwealth Edison Co., 3.400%, 09/01/21	690,508	0.2
910,000		Dominion Resources, Inc./VA, 2.750%, 09/15/22	918,886	0.2
1,000,000		Georgia Power Co., 4.300%, 03/15/42	1,049,936	0.2
141,000		Metropolitan Edison, 7.700%, 01/15/19	180,143	0.0
380,000		Nisource Finance Corp., 6.125%, 03/01/22	455,769	0.1
1,000,000		Oncor Electric Delivery Co., LLC, 5.300%, 06/01/42	1,144,379	0.2

407,000		TransAlta Corp., 4.500%, 11/15/22	412,973	0.1
			5,395,390	1.2

		Total Corporate Bonds/Notes (Cost $142,011,815)	144,530,075	31.3

COLLATERALIZED MORTGAGE OBLIGATIONS: 16.0%
996,536		Banc of America Funding Corp., 6.000%, 08/25/37	892,723	0.2
1,238,950		Banc of America Mortgage Securities, Inc., 5.500%, 09/25/35	1,240,923	0.3
345,000	#	Banc of America Re-Remic Trust, 2.959%, 12/10/30	359,361	0.1
1,121,757	#	Banc of America Large Loan, Inc., 1.609%, 06/15/18	1,103,420	0.2
1,000,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.317%, 06/10/49	1,082,885	0.2
1,300,000	#	BB-UBS Trust, 2.892%, 06/05/30	1,330,941	0.3
460,000	#	Bear Stearns Commercial Mortgage Securities, 5.573%, 04/12/38	468,048	0.1
1,800,000	#	Citigroup Commercial Mortgage Trust, 5.360%, 04/15/40	1,828,803	0.4
1,029,227		Citimortgage Alternative Loan Trust, 6.000%, 02/25/37	864,999	0.2
1,686,203		Citimortgage Alternative Loan Trust, 6.000%, 06/25/37	1,438,149	0.3
10,860,000	#,^	Commercial Mortgage Pass Through Certificates, 0.600%, 10/15/45	570,606	0.1
3,170,000	^	Commercial Mortgage Pass Through Certificates, 1.951%, 12/10/45	391,622	0.1
4,578,947	^	Commercial Mortgage Pass Through Certificates, 1.973%, 08/15/45	577,520	0.1
14,680,013	^	Commercial Mortgage Pass Through Certificates, 2.260%, 05/15/45	2,051,344	0.4
983,880		Countrywide Alternative Loan Trust, 5.500%, 12/25/35	870,576	0.2
4,847,998		Countrywide Alternative Loan Trust, 0.330%, 06/25/36	3,205,087	0.7
100,000		Credit Suisse First Boston Mortgage Securities Corp., 5.343%, 12/15/39	109,447	0.0

See Accompanying Notes to Financial Statements

ING BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

220,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.575%, 04/12/49	228,660	0.1
1,340,000	#	Credit Suisse First Boston Mortgage Securities Corp., 7.269%, 12/15/35	1,383,711	0.3
500,000		Credit Suisse First Boston Mortgage Securities Corp., 7.475%, 08/15/36	504,256	0.1
844,631		First Horizon Alternative Mortgage Securities, 0.510%, 12/25/36	517,246	0.1
1,154,129		First Horizon Alternative Mortgage Securities, 6.250%, 02/25/37	998,610	0.2
855,194	^	First Horizon Alternative Mortgage Securities, 6.490%, 12/25/36	203,339	0.0
1,850,238		First Horizon Alternative Mortgage Securities, 6.000%, 05/25/36	1,569,340	0.3
718,739	#	Fosse Master Issuer PLC, 1.725%, 10/18/54	729,130	0.2
2,000,000	#	GE Capital Commercial Mortgage Corp., 5.496%, 11/10/38	1,943,459	0.4
2,000,000	#	Greenwich Capital Commercial Funding Corp., 5.567%, 01/05/36	2,030,208	0.4
2,000,000	#	Greenwich Capital Commercial Funding Corp., 5.807%, 01/05/36	1,940,799	0.4
3,540,000	^	GS Mortgage Securities Corp. II, 2.411%, 11/10/45	541,674	0.1
12,932,841	^	GS Mortgage Securities Corp. II, 2.623%, 05/10/45	1,953,657	0.4
630,000	#	GS Mortgage Securities Corp. II, 2.954%, 11/05/34	648,459	0.2
1,070,000	#	GS Mortgage Securities Corp. II, 3.007%, 12/10/30	1,095,252	0.2
1,515,870		GSR Mortgage Loan Trust, 5.500%, 05/25/36	1,352,188	0.3
475,000		GSR Mortgage Loan Trust, 6.000%, 01/25/37	457,181	0.1
1,334,350		GSR Mortgage Loan Trust, 6.250%, 08/25/36	1,147,834	0.3
386,489		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	327,437	0.1
4,700,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.361%, 12/15/47	137,952	0.0

11,000,000	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.958%, 12/15/47	1,356,213	0.3
191,205		JP Morgan Chase Commercial Mortgage Securities Corp., 4.903%, 10/15/42	191,074	0.0
2,000,000		JP Morgan Chase Commercial Mortgage Securities Corp., 5.662%, 06/12/41	2,014,083	0.4
1,774,042		JP Morgan Mortgage Trust, 6.000%, 01/25/36	1,765,939	0.4
1,755,538		JP Morgan Mortgage Trust, 6.500%, 08/25/36	1,578,634	0.3
2,500,000	#	Lanark Master Issuer PLC, 1.711%, 12/22/54	2,562,800	0.6
1,000,000	#	LB-UBS Commercial Mortgage Trust, 5.169%, 07/15/37	983,620	0.2
1,150,000		LB-UBS Commercial Mortgage Trust, 5.347%, 11/15/38	1,324,999	0.3
460,000		LB-UBS Commercial Mortgage Trust, 5.350%, 11/15/40	394,583	0.1
1,500,000	#	LB-UBS Commercial Mortgage Trust, 5.373%, 10/15/36	1,407,640	0.3
1,270,000	#	LB-UBS Commercial Mortgage Trust, 5.526%, 10/15/36	965,653	0.2
1,000,000		LB-UBS Commercial Mortgage Trust, 5.885%, 06/15/38	1,130,520	0.2
840,000	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	794,111	0.2
1,820,000		Merrill Lynch Mortgage Investors, Inc., 6.750%, 11/15/26	1,899,699	0.4
530,000	#	Morgan Stanley Capital I Trust 2007-TOP25, 5.614%, 11/12/49	264,312	0.1
510,000		Morgan Stanley Capital I Trust 2008-TOP29, 6.275%, 01/11/43	610,891	0.1
1,230,000		Morgan Stanley Capital I, Inc., 5.575%, 04/12/49	1,304,730	0.3
510,000		Morgan Stanley Capital I, 5.073%, 08/13/42	535,087	0.1
1,840,000	#	Morgan Stanley Dean Witter Capital I, 6.082%, 03/12/35	1,836,744	0.4
2,129,365		Morgan Stanley Mortgage Loan Trust 2005-7, 5.500%, 11/25/35	1,822,691	0.4
509,180		RALI Trust, 6.000%, 09/25/35	482,861	0.1
370,000	#	RBSCF Trust, 5.305%, 01/16/49	380,434	0.1
2,500,000	#	Silverstone Master Issuer PLC, 1.869%, 01/21/55	2,554,825	0.6

See Accompanying Notes to Financial Statements

ING BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

830,000	#	Springleaf Mortgage Loan Trust, 4.440%, 12/25/59	834,150	0.2
1,223,637		Structured Asset Securities Corp., 5.500%, 10/25/35	1,266,340	0.3
770,000		Wachovia Bank Commercial Mortgage Trust, 5.342%, 12/15/43	886,534	0.2
530,000		Wachovia Bank Commercial Mortgage Trust, 5.413%, 12/15/43	472,117	0.1
1,024,750		Washington Mutual Alternative Mortgage Pass-Through Certificates, 5.500%, 10/25/35	916,782	0.2
948,383		Washington Mutual Alternative Mortgage Pass-Through Certificates, 6.000%, 11/25/35	801,112	0.2
3,200,363	#,^	Wells Fargo Mortgage Backed Securities Trust, 2.255%, 08/15/45	423,526	0.1
1,157,590		Wells Fargo Mortgage Backed Securities Trust, 5.573%, 04/25/36	1,147,286	0.3
871,688		Wells Fargo Mortgage Backed Securities Trust, 6.000%, 07/25/37	898,668	0.2

	Total Collateralized Mortgage Obligations (Cost $72,587,382)		73,905,504	16.0

ASSET-BACKED SECURITIES: 3.7%
		Automobile Asset-Backed Securities: 0.1%
250,000	#	Motor PLC, 1.286%, 02/25/20	250,958	0.1

		Credit Card Asset-Backed Securities: 0.5%
1,000,000	#	Cards II Trust, 0.659%, 09/15/17	1,005,113	0.2
1,300,000	#	Gracechurch Card Funding PLC, 0.909%, 02/15/17	1,312,547	0.3
			2,317,660	0.5

		Home Equity Asset-Backed Securities: 0.3%
1,659,084		GSAA Trust, 0.270%, 10/25/36	771,459	0.2
1,489,531		GSAA Trust, 0.300%, 12/25/36	696,704	0.1
			1,468,163	0.3

		Other Asset-Backed Securities: 2.8%
983,353	#	Aimco CDO, 0.569%, 10/20/19	957,782	0.2
543,339	#	ARES CLO Ltd., 6.562%, 02/26/16	543,250	0.1
141,833	#	ARES X CLO Ltd., 0.548%, 09/18/17	141,183	0.0

412,374	#	Black Diamond CLO Ltd., 0.579%, 06/20/17	406,506	0.1
1,220,908	#	Black Diamond CLO Ltd., 0.659%, 06/20/17	1,182,773	0.3
800,000	#	Castle Garden Funding, 6.560%, 10/27/20	847,607	0.2
830,000		CNH Equipment Trust, 0.870%, 11/15/19	829,343	0.2
1,750,000	#	Emporia Preferred Funding, 0.825%, 10/18/18	1,622,029	0.3
1,550,000	#	Gulf Stream - Sextant CLO Ltd., 0.652%, 08/21/20	1,491,226	0.3
1,734,359	#	Lightpoint CLO Ltd., 0.568%, 09/15/17	1,705,112	0.4
1,500,000	#	Olympic CLO Ltd., 1.810%, 05/15/16	1,494,230	0.3
436,795	#	Stanfield Modena CLO Ltd., 1.560%, 09/22/16	436,910	0.1
1,500,000	#	Whitney CLO Ltd., 0.761%, 03/01/17	1,485,084	0.3
			13,143,035	2.8

	Total Asset-Backed Securities (Cost $16,950,489)		17,179,816	3.7

U.S. TREASURY OBLIGATIONS: 17.8%
		U.S. Treasury Bonds: 4.2%
6,715,000	L	1.625%, due 11/15/22	6,634,212	1.4
13,354,000		2.750%, due 08/15/42	12,849,058	2.8
			19,483,270	4.2

		U.S. Treasury Notes: 13.6%
20,269,000		0.250%, due 11/30/14	20,272,973	4.4
24,671,000		0.250%, due 12/15/15	24,599,701	5.3
934,000		0.625%, due 11/30/17	930,643	0.2
3,622,800		0.750%, due 12/31/17	3,627,894	0.8
7,692,000		1.000%, due 11/30/19	7,611,472	1.6
5,807,000		1.125%, due 12/31/19	5,786,130	1.3
			62,828,813	13.6

	Total U.S. Treasury Obligations (Cost $82,635,239)		82,312,083	17.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 30.6%
		Federal Home Loan Mortgage Corporation: 11.0%##
28,006,000	W	3.500%, due 07/15/41	29,789,195	6.4
5,431,528		3.500%, due 08/01/42	5,793,926	1.2
14,011,471	^	5.500%, due 12/15/18	1,218,006	0.3
8,634,638		6.500%, due 03/15/42	9,984,444	2.2
6,721,814	^	23.800%, due 01/15/36	4,121,108	0.9
			50,906,679	11.0

		Federal National Mortgage Association: 17.7%##
6,700,000	W	2.500%, due 01/15/28	7,007,781	1.5
33,500,000	W	3.000%, due 11/25/42	34,960,391	7.6
6,402,239		3.500%, due 08/01/42	6,847,159	1.5
1,946,153		3.500%, due 08/01/42	2,081,400	0.4
4,682,131		4.000%, due 08/01/42	5,082,728	1.1
1,691,453		4.000%, due 08/01/42	1,836,172	0.4
2,052,148		4.000%, due 08/01/42	2,227,727	0.5
2,373,252		5.000%, due 02/01/35	2,586,025	0.6

See Accompanying Notes to Financial Statements

ING BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

14,907,181		5.000%, due 12/01/36	16,187,773	3.5
12,553,077	^	5.000%, due 04/25/42	3,012,661	0.6
			81,829,817	17.7

		Government National Mortgage Association: 1.9%
2,482,746		4.000%, due 10/20/42	2,705,735	0.6
2,000,000		4.500%, due 05/20/39	2,293,278	0.5
8,326,950	^	4.500%, due 05/20/40	1,297,366	0.3
12,347,452	^	5.000%, due 03/20/40	2,275,455	0.5
			8,571,834	1.9

	Total U.S. Government Agency Obligations (Cost $140,587,576)		141,308,330	30.6

Shares			Value	Percentage of Net Assets
PREFERRED STOCK: 0.3%
		Financials: 0.3%
21,000	@,L,P	Bank of New York Mellon Corp./The	527,730	0.1
37,000	@,P	Discover Financial Services	934,250	0.2

	Total Preferred Stock (Cost $1,450,000)		1,461,980	0.3

INVESTMENT COMPANIES: 12.6%
		Affiliated Mutual Funds: 12.6%
1,224,971		ING Emerging Markets Corporate Debt Fund Class P	12,813,197	2.7
2,075,512		ING Emerging Markets Hard Currency Sovereign Debt Fund Class P	21,606,078	4.7
2,300,000		ING Emerging Markets Local Currency Debt Fund Class P	23,943,000	5.2

	Total Investment Companies (Cost $56,200,000)		58,362,275	12.6

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.1%
		Interest Rate Swaptions: 0.1%
5,236,000	@	Call Swaption, Receive a floating rate based on 3-month-USD-LIBOR and pay a fixed rate equal to 2.828%, Exp. 10/25/13 Counterparty: Deutsche Bank AG	281,504	0.0

5,236,000	@	Put Swaption, Receive a fixed rate equal to 2.828% and pay a floating based on 3-month-USD-LIBOR, Exp. 10/25/13 Counterparty: Deutsche Bank AG	328,353	0.1
			609,857	0.1

	Total Purchased Options (Cost $781,735)		609,857	0.1

	Total Long-Term Investments (Cost $513,204,236)		519,669,920	112.4

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.1%
		Commercial Paper: 2.0%
4,600,000	#	Devon Energy Corp, 0.380%, 02/12/13	4,597,925	1.0
4,500,000		Kinder Morgan Energy Partners LP, 0.430%, 01/10/13	4,499,462	1.0
			9,097,387	2.0

		Securities Lending Collateralcc(1): 1.9%
2,110,903		Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $2,110,938, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $2,153,121, due 08/01/27-01/01/43)	2,110,903	0.4
2,110,903		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $2,110,926, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,153,121, due 10/01/16-12/20/42)	2,110,903	0.4

See Accompanying Notes to Financial Statements

ING BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

444,349	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $444,353, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $453,237, due 10/31/17-08/15/22)	444,349	0.1
2,110,903	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $2,110,925, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $2,153,121, due 08/09/13-06/20/42)	2,110,903	0 .5
2,110,903	Nomura Securities, Repurchase Agreement dated 12/31/12, 0.35%, due 01/02/13 (Repurchase Amount $2,110,943, collateralized by various U.S. Government Agency Obligations, 0.000%-6.101%, Market Value plus accrued interest $2,153,121, due 03/10/14-12/20/42)	2,110,903	0 .5
		8,887,961	1.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.2%
5,768,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $5,768,000)	5,768,000	1.2

	Total Short-Term Investments (Cost $23,753,652)	23,753,348	5 .1

	Total Investments in Securities (Cost $536,957,888)	$543,423,268	117.5
	Liabilities in Excess of Other Assets	(81,082,040)	(17.5)

	Net Assets	$462,341,228	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
@	Non-income producing security

P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
W	Settlement is on a when-issued or delayed-delivery basis.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $537,145,447.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$7,917,551
Gross Unrealized Depreciation	(1,639,730)

Net Unrealized Appreciation	$6,277,821

See Accompanying Notes to Financial Statements

ING BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Preferred Stock	$–	$1,461,980	$–	$1,461,980
Purchased Options	–	609,857	–	609,857
Corporate Bonds/Notes	–	144,530,075	–	144,530,075
Collateralized Mortgage Obligations	–	71,327,643	2,577,861	73,905,504
Short-Term Investments	5,768,000	17,985,348	–	23,753,348
U.S. Treasury Obligations	–	82,312,083	–	82,312,083
U.S. Government Agency Obligations	–	141,308,330	–	141,308,330
Asset-Backed Securities	–	17,179,816	–	17,179,816
Investment Companies	58,362,275	–	–	58,362,275

Total Investments, at fair value	$64,130,275	$476,715,132	$2,577,861	$543,423,268

Other Financial Instruments+
Futures	405,550	–	–	405,550
Forward Foreign Currency Contracts	–	167,671	–	167,671

Total Assets	$64,535,825	$476,882,803	$2,577,861	$543,996,489

Liabilities Table
Other Financial Instruments+
Swaps	$–	$(51,615)	$–	$(51,615)
Futures	(4,382)	–	–	(4,382)
Forward Foreign Currency Contracts	–	(680,626)	–	(680,626)

Total Liabilities	$(4,382)	$(732,241)	$–	$(736,623)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

Barclays Bank PLC	Indonesian Rupiah	8,853,660,000	Buy	01/11/13	$909,000	$917,753	$8,753
Barclays Bank PLC	Colombian Peso	2,116,396,000	Buy	03/08/13	1,192,000	1,190,862	(1,138)
Barclays Bank PLC	Mexican Peso	12,143,344	Buy	03/08/13	928,000	933,919	5,919
Barclays Bank PLC	Thai Baht	20,757,932	Buy	03/08/13	676,000	676,112	112
Barclays Bank PLC	Turkish Lira	1,662,688	Buy	03/08/13	925,000	924,116	(884)
Barclays Bank PLC	Mexican Peso	101,972	Buy	03/08/13	7,781	7,842	61
Barclays Bank PLC	EU Euro	3,798,633	Buy	03/08/13	4,914,995	5,016,813	101,818
Citigroup, Inc.	Indian Rupee	125,656,400	Buy	03/08/13	2,292,582	2,293,419	837
Citigroup, Inc.	EU Euro	123,383	Buy	03/08/13	159,179	162,950	3,771
Deutsche Bank AG	Russian Ruble	22,754,875	Buy	01/11/13	737,000	743,686	6,686
Deutsche Bank AG	Chinese Yuan	6,152,169	Buy	08/09/13	977,000	974,310	(2,690)
HSBC	Hungarian Forint	366,259,642	Buy	01/11/13	1,681,000	1,657,561	(23,439)
HSBC	Brazilian Real	4,692,154	Buy	01/11/13	2,273,000	2,289,079	16,079
HSBC	Brazilian Real	8,644,369	Buy	01/11/13	4,218,000	4,217,178	(822)
HSBC	South Korean Won	1,253,278,800	Buy	03/08/13	1,164,000	1,166,165	2,165
HSBC	Malaysian Ringgit	5,662,902	Buy	03/08/13	1,847,000	1,843,553	(3,447)
HSBC	Polish Zloty	2,768,235	Buy	03/08/13	895,000	888,559	(6,441)
HSBC	South African Rand	8,285,575	Buy	03/08/13	966,000	968,773	2,773

							$110,113

Barclays Bank PLC	Russian Ruble	36,282,709	Sell	01/11/13	$1,193,000	$1,185,810	$7,190
Barclays Bank PLC	Brazilian Real	11,594,402	Sell	01/11/13	5,533,000	5,656,359	(123,359)
Barclays Bank PLC	Colombian Peso	1,371,800,000	Sell	03/08/13	760,000	771,890	(11,890)
Barclays Bank PLC	Indian Rupee	79,913,340	Sell	03/08/13	1,443,000	1,440,819	2,181
Barclays Bank PLC	EU Euro	210,789	Sell	03/08/13	279,000	278,386	614
Barclays Bank PLC	Hungarian Forint	323,644,620	Sell	01/11/13	1,435,795	1,464,701	(28,906)
Barclays Bank PLC	South African Rand	21,723,568	Sell	03/08/13	2,410,917	2,539,981	(129,064)

See Accompanying Notes to Financial Statements

ING BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Credit Suisse Group AG	Turkish Lira	4,102,551	Sell	03/08/13	2,247,816	2,280,185	(32,369)
Citigroup, Inc.	EU Euro	3,752,139	Sell	03/08/13	4,871,600	4,955,407	(83,807)
Credit Suisse Group AG	Peruvian Nuevo Sol	3,802,894	Sell	03/08/13	1,478,000	1,484,825	(6,825)
Deutsche Bank AG	Russian Ruble	9,950,090	Sell	01/11/13	310,867	325,193	(14,326)
Deutsche Bank AG	Czech Koruna	17,742,067	Sell	03/08/13	931,000	933,955	(2,955)
Deutsche Bank AG	Mexican Peso	6,480,595	Sell	03/08/13	506,000	498,409	7,591
Deutsche Bank AG	EU Euro	71	Sell	03/08/13	91	93	(2)
Deutsche Bank AG	Colombian Peso	1,767,783,500	Sell	03/08/13	958,252	994,703	(36,451)
Deutsche Bank AG	Polish Zloty	7,516,634	Sell	03/08/13	2,273,702	2,412,719	(139,017)
HSBC	Indonesian Rupiah	21,851,682,000	Sell	01/11/13	2,256,706	2,265,102	(8,396)
HSBC	Brazilian Real	4,709,291	Sell	01/11/13	2,298,561	2,297,440	1,121
HSBC	Malaysian Ringgit	7,141,954	Sell	03/08/13	2,314,383	2,325,058	(10,675)
HSBC	Thai Baht	52,147,440	Sell	03/08/13	1,684,784	1,698,507	(13,723)

							$(623,068)

ING Bond Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)

Long Contracts
U.S. Treasury 2-Year Note	159	03/28/13	$35,054,533	$9,542
U.S. Treasury 5-Year Note	26	03/28/13	3,234,765	(4,382)

			$38,289,298	$5,160

Short Contracts
U.S. Treasury 10-Year Note	(149)	03/19/13	(19,784,406)	88,096
U.S. Treasury Long Bond	(108)	03/19/13	(15,930,000)	266,355
U.S. Treasury Ultra Long Bond	(24)	03/19/13	(3,902,250)	41,557

			$(39,616,656)	$396,008

ING Bond Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2012:

Credit Default Swaps on Credit Indices - Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Barclays Bank PLC	CDX.NA.IG.19 Index	Buy	(1.000)	12/20/17	USD 23,268,000	$(51,615)	$(82,543)	$30,928

						$(51,615)	$(82,543)	$30,928

(1)	If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

See Accompanying Notes to Financial Statements

ING BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Asset Derivatives

Interest rate contracts	Investments in securities at value*	$609,857
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	167,671
Credit contracts	Unrealized appreciation on OTC swap agreements	30,928
Interest rate contracts	Net Assets-Unrealized appreciation**	405,550

Total Asset Derivatives		$1,214,006

Liability Derivatives

Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$680,626
Credit contracts	Upfront payments received on OTC swap agreements	82,543
Interest rate contracts	Net Assets-Unrealized depreciation**	4,382

Total Liability Derivatives		$767,551

*	Includes purchased options.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Total

Credit contracts	$-	$-	$-	$(110,929)	$(110,929)
Foreign exchange contracts	-	(802,743)	-	-	(802,743)
Interest rate contracts	(85,830)	-	(558,851)	-	(644,681)

Total	$(85,830)	$(802,743)	$(558,851)	$(110,929)	$(1,558,353)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Total

Credit contracts	$-	$-	$-	$30,928	$30,928
Foreign exchange contracts	-	(512,955)	-	-	(512,955)
Interest rate contracts	(171,878)	-	401,168	-	229,290

Total	$(171,878)	$(512,955)	$401,168	$30,928	$(252,737)

* Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

** Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING CLARION GLOBAL REAL ESTATE PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

]Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Australia: 9.8%
1,029,600		Centro Retail Australia	2,437,416	0.8
3,746,971		Dexus Property Group	3,979,695	1.4
591,320		Goodman Group	2,694,390	0.9
475,140		GPT Group	1,828,909	0.6
561,625		Investa Office Fund	1,744,640	0.6
1,472,710		Mirvac Group	2,291,902	0.8
761,802		Westfield Group	8,413,267	2.8
1,807,652		Westfield Retail Trust	5,703,091	1.9
			29,093,310	9.8

		Brazil: 0.1%
19,000		Sonae Sierra Brasil SA	299,267	0.1

		Canada: 1.6%
26,200		Boardwalk Real Estate Investment Trust	1,699,695	0.6
19,300	L	Calloway Real Estate Investment Trust	561,712	0.2
34,900	L	Primaris Retail Real Estate	943,812	0.3
58,400	L	RioCan Real Estate Investment Trust	1,618,080	0.5
			4,823,299	1.6

		China: 0.8%
739,000		China Overseas Land & Investment Ltd.	2,246,878	0.8

		France: 4.7%
22,452		Fonciere Des Regions	1,889,414	0.7
12,340		ICADE	1,101,748	0.4
68,063		Klepierre	2,720,443	0.9
4,500		Mercialys	102,200	0.0
8,070		Societe Immobiliere de Location pour l’Industrie et le Commerce	889,980	0.3
29,673		Unibail	7,195,833	2.4
			13,899,618	4.7

		Germany: 0.8%
40,370		Deutsche Wohnen AG	749,474	0.3
37,428		GSW Immobilien AG	1,585,697	0.5
			2,335,171	0.8

		Hong Kong: 10.5%
459,959		Cheung Kong Holdings Ltd.	7,156,690	2.4
219,000		Hang Lung Group Ltd.	1,259,912	0.4
323,694	L	Hang Lung Properties Ltd.	1,302,680	0.4
232,613		Hongkong Land Holdings Ltd.	1,642,914	0.6
510,000		Kerry Properties Ltd.	2,679,291	0.9
932,600		Link Real Estate Investment Trust	4,670,560	1.6
1,687,657		Sino Land Co.	3,090,344	1.0
313,200		Sun Hung Kai Properties Ltd.	4,749,753	1.6
534,000		Swire Properties Ltd.	1,798,520	0.6

369,392	L	Wharf Holdings Ltd.	2,943,952	1.0
			31,294,616	10.5

		Japan: 15.5%
285		Advance Residence Investment Corp.	584,156	0.2
36,817		Daito Trust Construction Co., Ltd.	3,479,578	1.2
61,600		Daiwa House Industry Co., Ltd.	1,059,075	0.3
380		Japan Real Estate Investment Corp.	3,743,810	1.3
1,207		Japan Retail Fund Investment Corp.	2,218,786	0.7
160		Kenedix Realty Investment Corp.	557,770	0.2
578,719		Mitsubishi Estate Co., Ltd.	13,854,939	4.7
459,582		Mitsui Fudosan Co., Ltd.	11,242,792	3.8
128		Nippon Accommodations Fund, Inc.	889,545	0.3
173		Nippon Building Fund, Inc.	1,789,648	0.6
86,800		Sumitomo Realty & Development Co., Ltd.	2,891,643	1.0
489,000		Tokyo Tatemono Co., Ltd.	2,518,860	0.8
930		United Urban Investment Corp.	1,068,832	0.4
			45,899,434	15.5

		Netherlands: 0.2%
14,537		Eurocommercial Properties NV	584,305	0.2

		Singapore: 5.2%
166,000		Ascendas Real Estate Investment Trust	324,849	0.1
2,708,000	L	CapitaCommercial Trust	3,757,949	1.3
1,207,380		CapitaLand Ltd.	3,716,451	1.2
1,614,179		CapitaMall Trust	2,836,553	1.0
214,500		Frasers Centrepoint Trust	352,318	0.1
1,391,500		Global Logistic Properties Ltd.	3,218,142	1.1
403,000		Keppel Land Ltd.	1,349,752	0.4
			15,556,014	5.2

		Sweden: 0.8%
105,850		Castellum AB	1,508,673	0.5
61,603		Hufvudstaden AB	780,185	0.3
			2,288,858	0.8

		Switzerland: 0.6%
18,562		PSP Swiss Property AG	1,756,877	0.6

		United Kingdom: 5.4%
134,897		British Land Co. PLC	1,246,269	0.4
66,710		Derwent Valley Holdings PLC	2,308,827	0.8
340,290		Great Portland Estates PLC	2,735,973	0.9
486,667		Hammerson PLC	3,902,469	1.3
377,355		Land Securities Group PLC	5,034,325	1.7

See Accompanying Notes to Financial Statements

ING CLARION GLOBAL REAL ESTATE PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

346,800	Safestore Holdings Ltd.	608,431	0.2
67,000	Segro PLC	271,957	0.1
		16,108,251	5.4

	United States: 43.3%
38,200	American Tower Corp.	2,951,714	1.0
52,825	AvalonBay Communities, Inc.	7,162,542	2.4
73,100	Boston Properties, Inc.	7,734,711	2.6
59,800	BRE Properties, Inc.	3,039,634	1.0
188,400	DDR Corp.	2,950,344	1.0
107,200	Douglas Emmett, Inc.	2,497,760	0.8
93,300	Equity Residential	5,287,311	1.8
10,200	Essex Property Trust, Inc.	1,495,830	0.5
26,200	Federal Realty Investment Trust	2,725,324	0.9
302,382	General Growth Properties, Inc.	6,002,283	2.0
114,700	HCP, Inc.	5,182,146	1.7
81,000	Health Care Real Estate Investment Trust, Inc.	4,964,490	1.7
39,500	Highwoods Properties, Inc.	1,321,275	0.4
410,721	Host Hotels & Resorts, Inc.	6,435,998	2.2
76,400	Kilroy Realty Corp.	3,619,068	1.2
222,200	Kimco Realty Corp.	4,292,904	1.4
96,800	Liberty Property Trust	3,462,536	1.2
110,065	Macerich Co.	6,416,789	2.2
46,600	Pebblebrook Hotel Trust	1,076,460	0.4
62,000	Post Properties, Inc.	3,096,900	1.0
175,527	ProLogis, Inc.	6,404,980	2.2
36,394	Public Storage, Inc.	5,275,674	1.8
83,751	Simon Property Group, Inc.	13,240,196	4.5
67,900	SL Green Realty Corp.	5,204,535	1.8
61,800	Tanger Factory Outlet Centers, Inc.	2,113,560	0.7
50,700	Taubman Centers, Inc.	3,991,104	1.3
199,475	UDR, Inc.	4,743,516	1.6
73,870	Ventas, Inc.	4,780,866	1.6
15,131	Vornado Realty Trust	1,211,690	0.4
		128,682,140	43.3

	Total Common Stock (Cost $185,415,599)	294,868,038	99.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.3%
	Securities Lending Collateralcc(1): 2.3%
1,636,001	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,636,028, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $1,668,721, due 08/01/27-01/01/43)	1,636,001	0.5

1,636,001	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,636,019, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,668,721, due 10/01/16-12/20/42)	1,636,001	0.5
1,636,001	Daiwa Capital Markets, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,636,028, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,668,721, due 06/14/13-12/01/42)	1,636,001	0.6
344,309	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $344,312, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $351,196, due 10/31/17-08/15/22)	344,309	0.1
1,636,001	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $1,636,018, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $1,668,721, due 08/09/13-06/20/42)	1,636,001	0.6
		6,888,313	2.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
2,904,743	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $2,904,743)	2,904,743	1.0

	Total Short-Term Investments (Cost $9,793,056)	9,793,056	3.3

See Accompanying Notes to Financial Statements

ING CLARION GLOBAL REAL ESTATE PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Total Investments in Securities (Cost $195,208,655)	$304,661,094	102.6
Liabilities in Excess of Other Assets	(7,767,102)	(2 .6)

Net Assets	$296,893,992	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $232,363,798.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$94,294,165
Gross Unrealized Depreciation	(21,996,869)

Net Unrealized Appreciation	$72,297,296

REIT Diversification	Percentage of Net Assets
Retail REITs	28.7%
Diversified Real Estate Activities	17.3
Office REITs	12.6
Specialized REITs	10.4
Residential REITs	9 .4
Diversified REITs	8 .2
Real Estate Operating Companies	4 .8
Real Estate Development	4 .6
Industrial REITs	3 .3
Short-Term Investments	3 .3
Liabilities in Excess of Other Assets	(2.6)

Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Australia	$–	$29,093,310	$–	$29,093,310
Brazil	299,267	–	–	299,267
Canada	4,823,299	–	–	4,823,299
China	–	2,246,878	–	2,246,878
France	889,980	13,009,638	–	13,899,618
Germany	–	2,335,171	–	2,335,171
Hong Kong	–	31,294,616	–	31,294,616
Japan	–	45,899,434	–	45,899,434
Netherlands	–	584,305	–	584,305
Singapore	–	15,556,014	–	15,556,014
Sweden	–	2,288,858	–	2,288,858
Switzerland	–	1,756,877	–	1,756,877
United Kingdom	608,431	15,499,820	–	16,108,251
United States	128,682,140	–	–	128,682,140

Total Common Stock	135,303,117	159,564,921	–	294,868,038

See Accompanying Notes to Financial Statements

ING CLARION GLOBAL REAL ESTATE PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Short-Term Investments	2,904,743	6,888,313	–	9,793,056

Total Investments, at fair value	$138,207,860	$166,453,234	$–	$304,661,094

Other Financial Instruments+
Forward Foreign Currency Contracts	–	179	–	179

Total Assets	$138,207,860	$166,453,413	$–	$304,661,273

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING Clarion Global Real Estate Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

Brown Brothers Harriman & Co.	Swedish Krona	247,829	Buy	01/02/13	$37,931	$38,110	$179

							$179

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Asset Derivatives

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$179

Total Asset Derivatives		$179

See Accompanying Notes to Financial Statements

ING CLARION GLOBAL REAL ESTATE PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*

Foreign exchange contracts	$43,737

Total	$43,737

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*

Foreign exchange contracts	$179

Total	$179

* Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.8%
		Consumer Discretionary: 28.4%
34,500		Adidas AG	3,079,115	0.3
59,415	@	AFC Enterprises	1,552,514	0.1
277,264		American Eagle Outfitters	5,686,685	0.5
98,189	@,L	American Public Education, Inc.	3,545,605	0.3
109,100		Arnest One Corp.	1,787,157	0.2
7,400	@	Asbury Automotive Group, Inc.	237,022	0.0
46,218	@	Ascena Retail Group, Inc.	854,571	0.1
28,100	@	Bally Technologies, Inc.	1,256,351	0.1
66,228		Brunswick Corp.	1,926,573	0.2
69,707	@	Cabela’s, Inc.	2,910,267	0.3
290,427		Cheesecake Factory	9,502,771	0.9
138,410	@	Cheil Communications, Inc.	2,792,058	0.3
183,062		Cinemark Holdings, Inc.	4,755,951	0.4
149,257		Comcast Corp. - Class A	5,579,227	0.5
30,100		Cooper Tire & Rubber Co.	763,336	0.1
16,288		Core-Mark Holding Co., Inc.	771,237	0.1
146,277	@	Delphi Automotive PLC	5,595,095	0.5
219,790	@	Discovery Communications, Inc. -Class A	13,952,269	1.3
152,769		Expedia, Inc.	9,387,655	0.9
7,144	@	Fiesta Restaurant Group, Inc.	109,446	0.0
315,642		Foot Locker, Inc.	10,138,421	1.0
295,151	@	Grand Canyon Education, Inc.	6,927,194	0.6
137,161		Group 1 Automotive, Inc.	8,502,610	0.8
26,058		Guess ?, Inc.	639,463	0.1
410,631		H&R Block, Inc.	7,625,418	0.7
2,833,500	@	Haseko Corp.	2,253,142	0.2
295,675		HSN, Inc.	16,285,779	1.5
140,880		Interval Leisure Group, Inc.	2,731,663	0.3
166,255	@	Jarden Corp.	8,595,384	0.8
256,961	@	Jubilant Foodworks Ltd.	6,099,143	0.6
151,890	@	KT Skylife Co. Ltd.	4,777,173	0.4
12,956	@	Life Time Fitness, Inc.	637,565	0.1
51,912		Limited Brands, Inc.	2,442,979	0.2
138,900		Lithia Motors, Inc.	5,197,638	0.5
472,680	@	LKQ Corp.	9,973,548	0.9
21,724		Matthews International Corp.	697,340	0.1
72,333		McGraw-Hill Cos., Inc.	3,954,445	0.4
902,112	@	New Focus Auto Tech Holdings Ltd.	115,513	0.0
5,558	@	NVR, Inc.	5,113,360	0.5
35,400	@	Paddy Power PLC	2,920,407	0.3

9,544		Page Industries Ltd.	596,546	0.1
32,400	@	Panera Bread Co.	5,146,092	0.5
68,754	@	Papa John’s International, Inc.	3,777,345	0.4
27,500		Pearson PLC	536,020	0.0
159,811		Penske Auto Group, Inc.	4,808,713	0.5
18,639		Petsmart, Inc.	1,273,789	0.1
160,642		Polaris Industries, Inc.	13,518,024	1.3
64,691		PVH Corp.	7,181,348	0.7
110,435		Ross Stores, Inc.	5,980,055	0.6
37,200		Ryland Group, Inc.	1,357,800	0.1
31,248	@	Sally Beauty Holdings, Inc.	736,515	0.1
159,005		Service Corp. International	2,195,859	0.2
28,700		Signet Jewelers Ltd.	1,532,580	0.1
296,554		Sonic Automotive, Inc.	6,195,013	0.6
41,566		Stage Stores, Inc.	1,030,005	0.1
18,828		Standard Motor Products, Inc.	418,358	0.0
244,534		Texas Roadhouse, Inc.	4,108,171	0.4
332,667		Time Warner, Inc.	15,911,463	1.5
311,329		TJX Cos., Inc.	13,215,916	1.2
37,477	@	TRW Automotive Holdings Corp.	2,009,142	0.2
15,400		Tsutsumi Jewelry Co., Ltd.	395,381	0.0
30,300		Universal Technical Institute, Inc.	304,212	0.0
41,109	@	Vitamin Shoppe, Inc.	2,358,012	0.2
30,955		Weight Watchers International, Inc.	1,620,804	0.2
61,157		Whirlpool Corp.	6,222,725	0.6
323,375		Wyndham Worldwide Corp.	17,206,784	1.6
			301,309,762	28.4

		Consumer Staples: 6.0%
568,174		Archer-Daniels-Midland Co.	15,562,286	1.5
30,487		Britannia Industries Ltd.	277,521	0.0
73,589		ConAgra Foods, Inc.	2,170,875	0.2
111,499		Dr Pepper Snapple Group, Inc.	4,926,026	0.5
96,694	@	Elizabeth Arden, Inc.	4,352,197	0.4
87,292	@	Hain Celestial Group, Inc.	4,732,972	0.4
39,986		Ingredion, Inc.	2,576,298	0.2
93,636		Jyothy Laboratories Ltd.	280,495	0.0
597,221		Kroger Co.	15,539,690	1.5
18,682		Lancaster Colony Corp.	1,292,608	0.1
912	@	Orion Corp.	935,462	0.1
19,135	@	Post Holdings, Inc.	655,374	0.1
99,042	L	Safeway, Inc.	1,791,670	0.2
18,242		Spectrum Brands Holdings, Inc.	819,613	0.1
5,562,000	L	Want Want China Holdings Ltd.	7,794,620	0.7
			63,707,707	6.0

See Accompanying Notes to Financial Statements

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

		Energy: 9.9%
27,216		Apache Corp.	2,136,456	0.2
248,860	@	Denbury Resources, Inc.	4,031,532	0.4
78,600	L	Diamond Offshore Drilling	5,341,656	0.5
116,676	@	Dresser-Rand Group, Inc.	6,550,191	0.6
17,352	@	Dril-Quip, Inc.	1,267,563	0.1
122,000	@	Ensco PLC	7,232,160	0.7
302,730	@	Helix Energy Solutions Group, Inc.	6,248,347	0.6
50,000		Hess Corp.	2,648,000	0.2
32,147		HollyFrontier Corp.	1,496,443	0.1
8,300		Marathon Oil Corp.	254,478	0.0
224,111		Marathon Petroleum Corp.	14,118,993	1.3
1,068,252	@	McDermott International, Inc.	11,772,137	1.1
45,500		Murphy Oil Corp.	2,709,525	0.3
160,000	@	Noble Corp.	5,571,200	0.5
34,024		Occidental Petroleum Corp.	2,606,579	0.2
23,348	@	Oil States International, Inc.	1,670,316	0.2
116,691	@	Parker Drilling Co.	536,779	0.0
32,326		Peabody Energy Corp.	860,195	0.1
3,500	@	Petroquest Energy, Inc.	17,325	0.0
79,669		Phillips 66	4,230,424	0.4
62,663		QEP Resources, Inc.	1,896,809	0.2
29,400	@	Rosetta Resources, Inc.	1,333,584	0.1
108,931	@	Swift Energy Co.	1,676,448	0.2
66,406		Tesoro Corp.	2,925,184	0.3
232,749	@	Tetra Technologies, Inc.	1,766,565	0.2
85,700		TGS Nopec Geophysical Co. ASA	2,830,303	0.3
32,500	@,L	Ultra Petroleum Corp.	589,225	0.1
59,870	@	Unit Corp.	2,697,143	0.2
207,016		Valero Energy Corp.	7,063,386	0.7
3,500	@	Whiting Petroleum Corp.	151,795	0.0
72,626	@	WPX Energy, Inc.	1,080,675	0.1
			105,311,416	9.9

		Financials: 13.7%
124,250	L	Acom Co., Ltd.	3,578,828	0.3
47,757	@	Affiliated Managers Group, Inc.	6,215,574	0.6
10,832	@,L	Altisource Asset Management Corp.	888,224	0.1
100,428	@	Altisource Portfolio Solutions SA	8,702,588	0.8
36,108	@	Altisource Residential Corp.	571,951	0.1
94,565	@	Assured Guaranty Ltd.	1,345,660	0.1
143,850		BB&T Corp.	4,187,473	0.4
17,878		Blackrock, Inc.	3,695,561	0.4
5,530		BOK Financial Corp.	301,164	0.0
54,928		City National Corp.	2,720,035	0.3
123,913		Comerica, Inc.	3,759,520	0.4
63,547		Coresite Realty Corp.	1,757,710	0.2
13,910	@	Credit Acceptance Corp.	1,414,369	0.1
110,900		Credit Saison Co., Ltd.	2,773,905	0.3

20,660		CRISIL Ltd.	409,754	0.1
53,578		Cullen/Frost Bankers, Inc.	2,907,678	0.3
80,960		Discover Financial Services	3,121,008	0.3
25,999		Extra Space Storage, Inc.	946,104	0.1
329,435		First Commonwealth Financial Corp.	2,246,747	0.2
77,672		Glacier Bancorp., Inc.	1,142,555	0.1
229,801		HDFC Bank Ltd.	2,864,911	0.3
142,200		Hitachi Capital Corp.	2,933,128	0.3
1,061,562		Huntington Bancshares, Inc.	6,783,381	0.6
168,526		IndusInd Bank Ltd.	1,300,803	0.1
251,871		Kite Realty Group Trust	1,407,959	0.1
344,105		Lincoln National Corp.	8,912,319	0.8
154,400		Marusan Securities Co., Ltd.	835,030	0.1
5,551		Monex Beans Holdings, Inc.	1,399,166	0.1
789,232		Old Republic International Corp.	8,405,321	0.8
286,378		PrivateBancorp, Inc.	4,387,311	0.4
187,904		Protective Life Corp.	5,370,296	0.5
340,881		Regions Financial Corp.	2,427,073	0.2
58,180		Reinsurance Group of America, Inc.	3,113,794	0.3
175,644		SEI Investments Co.	4,099,531	0.4
2,077,000		Shinsei Bank Ltd.	4,157,193	0.4
207,762		SLM Corp.	3,558,963	0.3
164,568		SunTrust Bank	4,665,503	0.4
566,983		Synovus Financial Corp.	1,389,108	0.1
119,966	@	Texas Capital Bancshares, Inc.	5,376,876	0.5
7,523	@	Virtus Investment Partners	909,832	0.1
151,054		Waddell & Reed Financial, Inc.	5,259,700	0.5
242,449	@	Walter Investment Management Corp.	10,430,156	1.0
307,000		Wharf Holdings Ltd.	2,446,705	0.2
			145,120,467	13.7

		Health Care: 4.6%
42,865	@	3SBio, Inc. ADR ADR	584,679	0.1
17,128	@	Alexion Pharmaceuticals, Inc.	1,606,778	0.2
286,174	@	AMN Healthcare Services, Inc.	3,305,310	0.3
13,400	@	Biogen Idec, Inc.	1,965,378	0.2
74,006	@	Cambrex Corp.	842,188	0.1
19,855	@	Celgene Corp.	1,562,986	0.1
46,932	@	Community Health Systems, Inc.	1,442,690	0.1
11,930	@	DaVita, Inc.	1,318,623	0.1
19,671	@	Genomic Health, Inc.	536,231	0.0
145,659	@	Health Management Associates, Inc.	1,357,542	0.1
3,414		Humana, Inc.	234,303	0.0
32,100		Miraca Holdings, Inc.	1,294,297	0.1
40,077		Omnicare, Inc.	1,446,780	0.1
40,300	L	PDL BioPharma, Inc.	284,115	0.0
43,458	@	PharMerica Corp.	618,842	0.1

See Accompanying Notes to Financial Statements

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

12,350	@	Puma Biotechnology, Inc.	231,562	0.0
24,138	@	Regeneron Pharmaceuticals, Inc.	4,129,288	0.4
40,673		Resmed, Inc.	1,690,777	0.2
100,900		Ship Healthcare Holdings, Inc.	2,681,742	0.3
20,347		St. Jude Medical, Inc.	735,341	0.1
47,598	@	SurModics, Inc.	1,064,291	0.1
43,150	@	Team Health Holdings, Inc.	1,241,425	0.1
111,773	@	Tenet Healthcare Corp.	3,629,269	0.3
105,157		Thermo Fisher Scientific, Inc.	6,706,913	0.6
21,276	@	Thoratec Corp.	798,275	0.1
134,878		Trinity Biotech PLC ADR	1,944,941	0.2
80,804	@	United Therapeutics Corp.	4,316,550	0.4
22,730		Universal Health Services, Inc.	1,098,995	0.1
11,800	@	Valeant Pharmaceuticals International	703,943	0.1
			49,374,054	4.6

		Industrials: 12.6%
7,227		Actuant Corp.	201,706	0.0
24,786		Acuity Brands, Inc.	1,678,756	0.2
104,716	@	AGCO Corp.	5,143,650	0.5
44,355		Ametek, Inc.	1,666,417	0.2
65,199		Apogee Enterprises, Inc.	1,562,820	0.2
2,137	@	Beacon Roofing Supply, Inc.	71,119	0.0
38,780		Brink’s Co.	1,106,393	0.1
41,400		Brunel International	2,019,477	0.2
169,607		Carlisle Cos., Inc.	9,966,107	0.9
204,000		Chiyoda Corp.	2,922,334	0.3
13,993		Con-way, Inc.	389,285	0.0
42,995	@	Copa Holdings S.A.	4,275,853	0.4
112,935	@	Copart, Inc.	3,331,583	0.3
100,955		Corporate Executive Board Co.	4,791,324	0.5
154,982		Corrections Corp. of America	5,497,212	0.5
18,451		Edenred	570,662	0.0
6		en-japan, Inc.	5,344	0.0
285,286		Equifax, Inc.	15,439,678	1.5
44,849	@	Esterline Technologies Corp.	2,852,845	0.3
275,972		Fluor Corp.	16,210,595	1.5
364,483	@	Foster Wheeler AG	8,864,227	0.8
22,700	@	Generac Holdings, Inc.	778,837	0.1
80,572	@	Hertz Global Holdings, Inc.	1,310,907	0.1
203,250		Ingersoll-Rand PLC	9,747,870	0.9
27,400		Kitz Corp.	129,583	0.0
80,017		Lennox International, Inc.	4,202,493	0.4
445,787		MAX India Ltd.	1,985,319	0.2
110,700		Multiplus SA	2,580,026	0.2
97,089	@	Old Dominion Freight Line	3,328,211	0.3
123,005		Republic Services, Inc.	3,607,737	0.3
36,036		Roper Industries, Inc.	4,017,293	0.4

32,970		Snap-On, Inc.	2,604,300	0.2
650,797		Southwest Airlines Co.	6,664,161	0.6
7,168	@	Terex Corp.	201,493	0.0
5,674	@	TransDigm Group, Inc.	773,707	0.1
11,329		Unifirst Corp.	830,642	0.1
68,381		URS Corp.	2,684,638	0.3
50,600	@,X	Uzel Makina Sanayii AS	–	–
			134,014,604	12.6

		Information Technology: 18.8%
1,109,000		AAC Technologies Holdings, Inc.	3,932,314	0.4
30,300	@	Acme Packet, Inc.	670,236	0.1
65,305	@	Alliance Data Systems Corp.	9,453,552	0.9
37,448	@	Amdocs Ltd.	1,272,858	0.1
34,155	@	Arrow Electronics, Inc.	1,300,622	0.1
64,497	@	Autodesk, Inc.	2,279,969	0.2
42,880	@	Avnet, Inc.	1,312,557	0.1
41,774	@	Benchmark Electronics, Inc.	694,284	0.1
1,151,965	@	Brocade Communications Systems, Inc.	6,139,973	0.6
113,676	@	Computer Task Group, Inc.	2,072,314	0.2
479,376	@	Compuware Corp.	5,210,817	0.5
88,947	@	CoreLogic, Inc.	2,394,453	0.2
52,723	@	Cray, Inc.	840,932	0.1
28,669		Cypress Semiconductor Corp.	310,772	0.0
41,742	@	eBay, Inc.	2,129,677	0.2
111,634	@	Euronet Worldwide, Inc.	2,634,562	0.2
20,018		FEI Co.	1,110,198	0.1
210,959		Fidelity National Information Services, Inc.	7,343,483	0.7
282,131	@	Fiserv, Inc.	22,296,813	2.1
225,363	@	FleetCor Technologies, Inc.	12,090,725	1.1
26,860	@	Gartner, Inc.	1,236,097	0.1
56,909		Gemalto NV	5,136,909	0.5
241,708	@	Genpact Ltd.	3,746,474	0.4
88,415		Heartland Payment Systems, Inc.	2,608,243	0.2
71,279		Ingenico	4,055,033	0.4
14,495	@	Ingram Micro, Inc.	245,255	0.0
515,321	@	Integrated Device Technology, Inc.	3,761,843	0.4
22,894	@	Integrated Silicon Solution, Inc.	206,046	0.0
67,208	@	International Rectifier Corp.	1,191,598	0.1
9,958		Intuit, Inc.	592,501	0.1
21,690		Jabil Circuit, Inc.	418,400	0.0
28,193		Jack Henry & Associates, Inc.	1,106,857	0.1
12,484		KLA-Tencor Corp.	596,236	0.1
73,202	@	Lam Research Corp.	2,644,788	0.2
154,345	@	LSI Logic Corp.	1,092,763	0.1
37,500	@	Mail.ru Group Ltd. GDR	1,309,808	0.1
54,487		MAXIMUS, Inc.	3,444,668	0.3
25,783	@,L	Mellanox Technologies Ltd.	1,530,995	0.1

See Accompanying Notes to Financial Statements

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

284,900	@	MEMC Electronic Materials, Inc.	914,529	0.1
562,721	@	Mentor Graphics Corp.	9,577,511	0.9
23,400		Motorola Solutions, Inc.	1,302,912	0.1
180,681	@	NCR Corp.	4,603,752	0.4
367,500		NetDragon Websoft, Inc.	525,349	0.1
131,628	@	NeuStar, Inc.	5,519,162	0.5
217,769		Nvidia Corp.	2,676,381	0.3
124,273	@	PDF Solutions, Inc.	1,712,482	0.2
23,800	@	Plexus Corp.	614,040	0.1
95,676	@	RF Micro Devices, Inc.	428,628	0.0
37,616	@	Riverbed Technolgoy, Inc.	741,788	0.1
989		Samsung Electronics Co., Ltd.	1,420,995	0.1
168,800	@	Skyworks Solutions, Inc.	3,426,640	0.3
209,400	@	SS&C Technologies Holdings, Inc.	4,841,328	0.5
119,291	@	Symantec Corp.	2,243,864	0.2
517,430	@	Synopsys, Inc.	16,474,971	1.6
821,000		Taiwan Semiconductor Manufacturing Co., Ltd.	2,746,089	0.3
43,508	@	Tech Data Corp.	1,980,919	0.2
120,880	@	TeleTech Holdings, Inc.	2,151,664	0.2
39,300		Tencent Holdings Ltd.	1,288,911	0.1
246,929		Total System Services, Inc.	5,289,219	0.5
49,923		Visa, Inc.	7,567,328	0.7
118,208	@	Vishay Intertechnology, Inc.	1,256,551	0.1
			199,720,638	18.8

		Materials: 5.7%
74,037		Ashland, Inc.	5,953,315	0.6
35,400		Barrick Gold Corp.	1,239,354	0.1
43,700		Barrick Gold Corp.	1,529,742	0.2
7,171		Cabot Corp.	285,334	0.0
6,078		CF Industries Holdings, Inc.	1,234,806	0.1
37,325		Cytec Industries, Inc.	2,569,080	0.2
4,700	@	Detour Gold Corp.	116,624	0.0
14,300	@	Detour Gold Corp.	357,823	0.0
37,867		FMC Corp.	2,215,977	0.2
42,300		GoldCorp, Inc.	1,552,410	0.2
100,850		GoldCorp, Inc.	3,707,735	0.4
82,200		Iamgold Corp.	941,247	0.1
164,887		International Paper Co.	6,569,098	0.6
153,720	@	Landec Corp.	1,458,803	0.1
196,836	@	LyondellBasell Industries N.V. Cl A	11,237,367	1.1
379,800	@	New Gold, Inc.	4,203,879	0.4
33,800	@	Osisko Mining Corp.	269,793	0.0
151,900	@	Osisko Mining Corp.	1,221,675	0.1
380,191		Pidilite Industries Ltd.	1,521,472	0.1
20,300		PolyOne Corp.	414,526	0.0
33,494		PPG Industries, Inc.	4,533,413	0.4
41,800		Valspar Corp.	2,608,320	0.3
42,871	@	WR Grace & Co.	2,882,217	0.3
87,434	L	Yamana Gold, Inc.	1,504,739	0.1

52,400		Yamana Gold, Inc. (Canadian Denominated Security)	901,341	0.1
			61,030,090	5.7

		Utilities: 0.1%
4,466		ITC Holdings Corp.	343,480	0.1
207,000		Towngas China Co. Ltd.	171,615	0.0
4,720		UGI Corp.	154,391	0.0
			669,486	0.1

	Total Common Stock (Cost $973,975,854)		1,060,258,224	99.8

PREFERRED STOCK: 0.3%
		Financials: 0.3%
1,100	#,@,P	Ally Financial, Inc.	1,080,441	0.1
61,456	@,P	GMAC Capital Trust I	1,637,802	0.2

	Total Preferred Stock (Cost $2,077,970)		2,718,243	0.3

WARRANTS: 0.0%
		Energy: 0.0%
87,428	@,L	Magnum Hunter Resources Corp.	14,933	0.0
22,657	@	Voyager Oil & Gas, Inc.	7,021	0.0
	Total Warrants (Cost $–)		21,954	0.0

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.0%
		Consumer Staples: 0.0%
INR 993,140		Britannia Industries Ltd., 8.250%, 03/22/13	19,086	0.0

	Total Corporate Bonds/ Notes (Cost $22,078)		19,086	0.0

	Total Long-Term Investments (Cost $976,075,902)		1,063,017,507	100.1

SHORT-TERM INVESTMENTS: 1.3%
		Securities Lending Collateralcc(1): 1.3%
3,305,097		Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $3,305,151, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $3,371,199, due 08/01/27-01/01/43)	3,305,097	0.3

See Accompanying Notes to Financial Statements

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

3,305,097	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $3,305,133, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,371,199, due 10/01/16-12/20/42)	3,305,097	0.3
3,305,097	Daiwa Capital Markets, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $3,305,151, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,371,199, due 06/14/13-12/01/42)	3,305,097	0.3
695,588	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $695,595, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $709,501, due 10/31/17-08/15/22)	695,588	0.1
3,305,097	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $3,305,131, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $3,371,200, due 08/09/13-06/20/42)	3,305,097	0.3
		13,915,976	1.3

	Total Short-Term Investments (Cost $13,915,976)	13,915,976	1.3

Total Investments in Securities (Cost $989,991,878)	$1,076,933,483	101.4
Liabilities in Excess of Other Assets	(14,643,101)	(1.4)

Net Assets	$1,062,290,382	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

INR	Indian Rupee

Cost for federal income tax purposes is $997,916,081.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$102,573,873
Gross Unrealized Depreciation	(23,556,471)

Net Unrealized Appreciation	$79,017,402

See Accompanying Notes to Financial Statements

ING FMRSM DIVERSIFIED MID CAP PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$278,878,514	$22,431,248	$–	$301,309,762
Consumer Staples	54,697,130	9,010,577	–	63,707,707
Energy	102,481,113	2,830,303	–	105,311,416
Financials	122,421,044	22,699,423	–	145,120,467
Health Care	45,398,015	3,976,039	–	49,374,054
Industrials	126,381,885	7,632,719	–	134,014,604
Information Technology	179,830,579	19,890,059	–	199,720,638
Materials	59,508,618	1,521,472	–	61,030,090
Utilities	497,871	171,615	–	669,486

Total Common Stock	970,094,769	90,163,455	–	1,060,258,224

Preferred Stock	–	2,718,243	–	2,718,243
Warrants	–	21,954	–	21,954
Corporate Bonds/Notes	–	19,086	–	19,086
Short-Term Investments	–	13,915,976	–	13,915,976

Total Investments, at fair value	$970,094,769	$106,838,714	$–	$1,076,933,483

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING GLOBAL RESOURCES PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.0%
		Canada: 14.6%
441,900		Barrick Gold Corp.	15,470,919	2.1
341,500		Centerra Gold, Inc.	3,196,305	0.4
722,263		Eldorado Gold Corp.	9,302,748	1.2
524,194		GoldCorp, Inc.	19,237,920	2.6
381,000	@	Harry Winston Diamond Corp.	5,354,760	0.7
117,100		HudBay Minerals, Inc.	1,179,594	0.2
629,100	@	Lundin Mining Corp.	3,238,154	0.4
822,000		Suncor Energy, Inc.	27,109,560	3.6
616,896		Teck Cominco Ltd. - Class B	22,424,170	3.0
789,438	@,L	Thompson Creek Metals Co., Inc.	3,268,273	0.4
			109,782,403	14.6

		France: 1.2%
78,283		Technip S.A.	9,052,380	1.2

		Netherlands: 1.3%
142,642		Royal Dutch Shell PLC - Class A ADR	9,835,166	1.3

		Norway: 1.3%
389,400		Statoil ASA ADR	9,750,576	1.3

		United Kingdom: 2.3%
246,627		Antofagasta PLC	5,404,846	0.7
120,454	@	Ensco PLC	7,140,513	0.9
49,187		Randgold Resources Ltd. ADR	4,881,810	0.7
			17,427,169	2.3

		United States: 76.3%
370,800		Anadarko Petroleum Corp.	27,554,148	3.6
889,147	L	Arch Coal, Inc.	6,508,556	0.9
317,600	@,L	Basic Energy Services, Inc.	3,623,816	0.5
309,900	@	Cameron International Corp.	17,496,954	2.3
574,479		Chevron Corp.	62,124,159	8.2
297,600	L	Cliffs Natural Resources, Inc.	11,475,456	1.5
82,300	@	Cobalt International Energy, Inc.	2,021,288	0.3
63,600	@	Concho Resources, Inc.	5,123,616	0.7
221,700		ConocoPhillips	12,856,383	1.7
88,700		Consol Energy, Inc.	2,847,270	0.4
91,122	@	Continental Resources, Inc.	6,696,556	0.9
133,500		Devon Energy Corp.	6,947,340	0.9
80,600		Domtar Corp.	6,731,712	0.9
234,200	@	Energy XXI Bermuda Ltd.	7,538,898	1.0
201,400		EOG Resources, Inc.	24,327,106	3.2
95,600		EQT Corp.	5,638,488	0.7
798,058		ExxonMobil Corp.	69,071,920	9.1
303,000	@	Forum Energy Technologies, Inc.	7,499,250	1.0

594,900		Freeport-McMoRan Copper & Gold, Inc.	20,345,580	2.7
505,600	@	FX Energy, Inc.	2,078,016	0.3
689,628		Halliburton Co.	23,923,195	3.2
281,600		Hess Corp.	14,913,536	2.0
100,900		HollyFrontier Corp.	4,696,895	0.6
314,700		International Paper Co.	12,537,648	1.7
79,500		Kinder Morgan, Inc./Delaware	2,808,735	0.4
159,300	@	Laredo Petroleum Holdings, Inc.	2,892,888	0.4
429,200		Marathon Oil Corp.	13,159,272	1.7
143,500		Mosaic Co.	8,126,405	1.1
133,812		National Oilwell Varco, Inc.	9,146,050	1.2
352,500	@	Newfield Exploration Co.	9,439,950	1.3
234,600		Newmont Mining Corp.	10,894,824	1.4
267,700	@	Oasis Petroleum, Inc.	8,512,860	1.1
125,400		Occidental Petroleum Corp.	9,606,894	1.3
122,100		Packaging Corp. of America	4,697,187	0.6
119,500		Phillips 66	6,345,450	0.8
53,900		Pioneer Natural Resources Co.	5,745,201	0.8
229,400		Range Resources Corp.	14,413,202	1.9
289,400	@	Rowan Companies PLC	9,049,538	1.2
99,400		Royal Gold, Inc.	8,082,214	1.1
718,125		Schlumberger Ltd.	49,758,881	6.6
77,700		SM Energy Co.	4,056,717	0.5
160,200	@	Southwestern Energy Co.	5,352,282	0.7
238,800	@	Stillwater Mining Co	3,051,864	0.4
346,600	@	Superior Energy Services	7,181,552	1.0
56,200		Tesoro Corp.	2,475,610	0.3
208,700	@	Unit Corp.	9,401,935	1.2
134,500		Valero Energy Corp.	4,589,140	0.6
88,100		Williams Cos., Inc.	2,884,394	0.4
			576,250,831	76.3

		Total Common Stock (Cost $707,823,203)	732,098,525	97.0

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.5%
		Securities Lending Collateralcc(1): 2.3%
4,122,309		Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $4,122,377, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $4,204,755, due 08/01/27-01/01/43)	4,122,309	0.6

See Accompanying Notes to Financial Statements

ING GLOBAL RESOURCES PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

4,122,309	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $4,122,354, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $4,204,756, due 10/01/16-12/20/42)	4,122,309	0.6
4,122,309	Daiwa Capital Markets, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $4,122,377, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $4,204,755, due 06/14/13-12/01/42)	4,122,309	0.5
867,576	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $867,585, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $884,929, due 10/31/17-08/15/22)	867,576	0.1
4,122,309	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $4,122,351, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $4,204,756, due 08/09/13-06/20/42)	4,122,309	0.5
		17,356,812	2.3

Shares		Value	Percentage of Net Assets
		Mutual Funds: 2.2%
16,867,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $16,867,000)	16,867,000	2.2

	Total Short-Term Investments (Cost $34,223,812)	34,223,812	4.5

	Total Investments in Securities (Cost $742,047,015)	$766,322,337	101.5
	Liabilities in Excess of Other Assets	(11,482,222)	(1.5)

	Net Assets	$754,840,115	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $754,107,742.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$68,019,280
Gross Unrealized Depreciation	(55,804,685)

Net Unrealized Appreciation	$12,214,595

Industry Diversification	Percentage of Net Assets
Integrated Oil & Gas	26.8%
Oil & Gas Exploration & Production	21.7
Oil & Gas Equipment & Services	17.0
Gold	9.5
Diversified Metals & Mining	7.4
Oil & Gas Drilling	3.3
Paper Products	2.6
Oil & Gas Refining & Marketing	2.3
Steel	1.5
Coal & Consumable Fuels	1.3
Precious Metals & Minerals	1.1
Fertilizers & Agricultural Chemicals	1.1
Oil & Gas Storage & Transportation	0.8
Paper Packaging	0.6
Short-Term Investments	4.5
Liabilities in Excess of Other Assets	(1.5)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING GLOBAL RESOURCES PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Canada	$109,782,403	$–	$–	$109,782,403
France	–	9,052,380	–	9,052,380
Netherlands	9,835,166	–	–	9,835,166
Norway	9,750,576	–	–	9,750,576
United Kingdom	7,140,513	10,286,656	–	17,427,169
United States	576,250,831	–	–	576,250,831

Total Common Stock	712,759,489	19,339,036	–	732,098,525

Short-Term Investments	16,867,000	17,356,812	–	34,223,812

Total Investments, at fair value	$729,626,489	$36,695,848	$–	$766,322,337

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING INVESCO VAN KAMPEN GROWTH AND INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.9%
		Consumer Discretionary: 11.5%
115,633		ADT Corp.	5,375,778	1.0
139,041		Carnival Corp.	5,112,538	1.0
300,180		Comcast Corp. – Class A	11,220,728	2.1
94,895		Home Depot, Inc.	5,869,256	1.1
88,399		Kohl’s Corp.	3,799,389	0.7
120,449		Time Warner, Inc.	5,761,076	1.1
122,007		Time Warner Cable, Inc.	11,857,860	2.2
234,418		Viacom - Class B	12,363,205	2.3
			61,359,830	11.5

		Consumer Staples: 12.1%
239,472		Archer-Daniels-Midland Co.	6,559,138	1.2
757,429		Avon Products, Inc.	10,876,680	2.0
106,458		Coca-Cola Co.	3,859,103	0.7
15,241		Energizer Holdings, Inc.	1,218,975	0.2
90,697		Kraft Foods Group, Inc.	4,123,993	0.8
159,000		Mondelez International, Inc.	4,049,730	0.8
122,146		PepsiCo, Inc.	8,358,451	1.6
152,687		Procter & Gamble Co.	10,365,920	2.0
204,279		Sysco Corp.	6,467,473	1.2
141,096		Unilever NV ADR	5,403,977	1.0
90,275		Walgreen Co.	3,341,078	0.6
			64,624,518	12.1

		Energy: 11.1%
150,360		Anadarko Petroleum Corp.	11,173,252	2.1
138,286		Baker Hughes, Inc.	5,647,600	1.1
47,231		Canadian Natural Resources Ltd.	1,359,903	0.2
98,873		Chevron Corp.	10,692,126	2.0
74,218		ConocoPhillips	4,303,902	0.8
72,188		Devon Energy Corp.	3,756,663	0.7
88,273		ExxonMobil Corp.	7,640,028	1.4
146,856		Halliburton Co.	5,094,435	1.0
54,979		Occidental Petroleum Corp.	4,211,941	0.8
165,371		Williams Cos., Inc.	5,414,247	1.0
			59,294,097	11.1

		Financials: 25.3%
89,450	@	Aon PLC	4,973,420	0.9
193,813		BB&T Corp.	5,641,896	1.1
436,721		Charles Schwab Corp.	6,271,314	1.2
60,803		Chubb Corp.	4,579,682	0.9
378,377		Citigroup, Inc.	14,968,594	2.8
154,678		Comerica, Inc.	4,692,931	0.9
320,732		Fifth Third Bancorp.	4,871,919	0.9
31,740		Goldman Sachs Group, Inc.	4,048,754	0.8
658,913		JPMorgan Chase & Co.	28,972,405	5.4
365,380		Marsh & McLennan Cos., Inc.	12,594,649	2.4
429,985		Morgan Stanley	8,221,313	1.5
105,796		Northern Trust Corp.	5,306,727	1.0

183,255		PNC Financial Services Group, Inc.	10,685,599	2.0
118,770		State Street Corp.	5,583,378	1.0
95,792		US Bancorp.	3,059,596	0.6
211,455		Wells Fargo & Co.	7,227,532	1.3
93,042	@	Willis Group Holdings PLC	3,119,698	0.6
			134,819,407	25.3

		Health Care: 14.6%
89,934		Amgen, Inc.	7,763,103	1.5
204,243		Bristol-Myers Squibb Co.	6,656,279	1.2
99,963		Cigna Corp.	5,344,022	1.0
139,880		Eli Lilly & Co.	6,898,882	1.3
47,872	@	Hospira, Inc.	1,495,521	0.3
252,981		Medtronic, Inc.	10,377,281	1.9
267,991		Merck & Co., Inc.	10,971,552	2.1
9,748		Novartis AG ADR	617,048	0.1
76,008		Novartis AG	4,801,675	0.9
424,773		Pfizer, Inc.	10,653,307	2.0
123,679		UnitedHealth Group, Inc.	6,708,349	1.3
91,433		WellPoint, Inc.	5,570,098	1.0
			77,857,117	14.6

		Industrials: 6.8%
77,975		Cintas Corp.	3,189,178	0.6
850,974		General Electric Co.	17,861,944	3.4
132,375		Ingersoll-Rand PLC	6,348,705	1.2
290,547		Tyco International Ltd.	8,498,500	1.6
			35,898,327	6.8

		Information Technology: 8.8%
142,387	@	Adobe Systems, Inc.	5,365,142	1.0
195,240	@	Amdocs Ltd.	6,636,208	1.2
724,014		Applied Materials, Inc.	8,282,720	1.6
223,433	@	eBay, Inc.	11,399,552	2.1
150,532		Intel Corp.	3,105,475	0.6
452,336		Microsoft Corp.	12,090,941	2.3
			46,880,038	8.8

		Materials: 1.4%
52,729		PPG Industries, Inc.	7,136,870	1.4

		Telecommunication Services: 2.8%
111,800		Verizon Communications, Inc.	4,837,586	0.9
400,514		Vodafone Group PLC ADR	10,088,948	1.9
			14,926,534	2.8

		Utilities: 2.5%
88,600		Edison International	4,003,834	0.8
94,326		FirstEnergy Corp.	3,939,054	0.7
104,691		Pinnacle West Capital Corp.	5,337,147	1.0
			13,280,035	2.5

	Total Common Stock (Cost $423,434,283)		516,076,773	96.9

See Accompanying Notes to Financial Statements

ING INVESCO VAN KAMPEN GROWTH AND INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

SHORT-TERM INVESTMENTS: 3.8%
	Mutual Funds: 3.8%
20,386,360	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $20,386,360)	20,386,360	3.8
	Total Short-Term Investments (Cost $20,386,360)	20,386,360	3.8

	Total Investments in Securities (Cost $443,820,643)	$536,463,133	100.7
	Liabilities in Excess of Other Assets	(3,512,825)	(0.7)

	Net Assets	$532,950,308	100.0

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $444,927,109.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$104,207,600
Gross Unrealized Depreciation	(12,671,576)

Net Unrealized Appreciation	$91,536,024

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$61,359,830	$–	$–	$61,359,830
Consumer Staples	64,624,518	–	–	64,624,518
Energy	59,294,097	–	–	59,294,097
Financials	134,819,407	–	–	134,819,407
Health Care	73,055,442	4,801,675	–	77,857,117
Industrials	35,898,327	–	–	35,898,327
Information Technology	46,880,038	–	–	46,880,038
Materials	7,136,870	–	–	7,136,870
Telecommunication Services	14,926,534	–	–	14,926,534
Utilities	13,280,035	–	–	13,280,035

Total Common Stock	511,275,098	4,801,675	–	516,076,773

Short-Term Investments	20,386,360	–	–	20,386,360

Total Investments, at fair value	$531,661,458	$4,801,675	$–	$536,463,133

Other Financial Instruments+
Forward Foreign Currency Contracts	–	10,079	–	10,079

Total Assets	$531,661,458	$4,811,754	$–	$536,473,212

Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$–	$(290,584)	$–	$(290,584)

Total Liabilities	$–	$(290,584)	$–	$(290,584)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

ING INVESCO VAN KAMPEN GROWTH AND INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING Invesco Van Kampen Growth and Income Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

State Street	British Pound	394,261	Buy	01/15/13	$630,357	$640,436	$10,079

							$10,079

The Bank of New York Mellon Corp.	Swiss Franc	2,742,146	Sell	01/15/13	$2,948,100	$2,998,788	$(50,688)

The Bank of New York Mellon Corp.	EU Euro	4,576,894	Sell	01/15/13	5,920,830	6,041,945	(121,115)

State Street	British Pound	5,195,440	Sell	01/15/13	8,320,664	8,439,445	(118,781)

							$(290,584)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Asset Derivatives

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$10,079

Total Asset Derivatives		$10,079

Liability Derivatives

Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$290,584

Total Liability Derivatives		$290,584

See Accompanying Notes to Financial Statements

ING INVESCO VAN KAMPEN GROWTH AND INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*

Foreign exchange contracts	$452,881

Total	$452,881

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*

Foreign exchange contracts	$(999,595)

Total	$(999,595)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.6%
		Brazil: 14.8%
625,135		Cia de Bebidas das Americas ADR	26,249,419	2.9
1,461,000		CCR SA	13,878,608	1.6
578,828		Cielo SA	16,111,066	1.8
911,100		Itau Unibanco Holding S.A.	14,857,938	1.7
159,000		Marcopolo SA	920,220	0.1
472,000		Marcopolo SA	2,973,773	0.3
906,887		Petroleo Brasileiro SA ADR	17,502,919	2.0
540,600		Ultrapar Participacoes SA	12,221,917	1.4
944,381		Vale SA ADR	19,170,934	2.1
595,300		Weg S.A.	7,850,110	0.9
			131,736,904	14.8

		Chile: 1.4%
446,616		Banco Santander Chile ADR	12,724,090	1.4

		China: 14.5%
2,328,500	L	Anhui Conch Cement Co., Ltd.	8,697,788	1.0
7,524,037		China Merchants Bank Co., Ltd.	16,916,651	1.9
2,357,000		China Mobile Ltd.	27,736,473	3.1
10,635,000		CNOOC Ltd.	23,429,044	2.6
324,744		New Oriental Education & Technology Group ADR	6,309,776	0.7
1,972,500		Ping An Insurance Group Co. of China Ltd.	16,824,851	1.9
2,881,000		Sun Art Retail Group Ltd.	4,454,150	0.5
2,788,000		Tingyi Cayman Islands Holding Corp.	7,843,946	0.9
2,010,000	L	Tsingtao Brewery Co., Ltd.	11,980,181	1.3
2,389,000		Wumart Stores, Inc.	5,167,284	0.6
			129,360,144	14.5

		Hong Kong: 5.9%
5,115,200		AIA Group Ltd.	20,288,598	2.3
2,311,000		Hang Lung Properties Ltd.	9,300,431	1.0
238,400		Jardine Matheson Holdings Ltd.	14,780,800	1.6
4,752,000		Li & Fung Ltd.	8,574,919	1.0
			52,944,748	5.9

		Hungary: 0.7%
345,723		OTP Bank Nyrt	6,512,370	0.7

		India: 11.4%
425,106		ACC Ltd.	11,213,265	1.2
1,358,984		Ambuja Cements Ltd.	5,039,456	0.6
1,242,125		Bharti Airtel Ltd.	7,241,036	0.8
828,090		HDFC Bank Ltd. ADR	33,719,825	3.8

600,700		Housing Development Finance Corp.	9,176,778	1.0
415,484	L	Infosys Ltd. ADR	17,574,973	2.0
614,700		Jindal Steel & Power Ltd.	5,079,599	0.6
429,300		Kotak Mahindra Bank Ltd.	5,137,450	0.6
158,085		Mahindra & Mahindra Financial Services Ltd.	3,181,358	0.4
174,214		Tata Consultancy Services Ltd.	4,013,911	0.4
			101,377,651	11.4

		Indonesia: 3.8%
22,775,000		Astra International Tbk PT	18,041,170	2.0
15,856,000		Bank Rakyat Indonesia	11,499,629	1.3
2,098,500		Unilever Indonesia Tbk PT	4,549,584	0.5
			34,090,383	3.8

		Italy: 1.9%
397,007		Tenaris S.A. ADR	16,642,534	1.9

		Malaysia: 1.7%
287,700		British American Tobacco Malaysia Bhd	5,854,824	0.7
1,759,600		Public Bank BHD	9,388,711	1.0
			15,243,535	1.7

		Mexico: 3.6%
1		Grupo Aeroportuario del Sureste S.A. de CV ADR ADR	114	0.0
1,869,764		Grupo Financiero Banorte	12,073,772	1.4
6,023,240		Wal-Mart de Mexico SA de CV	19,654,523	2.2
			31,728,409	3.6

		Russia: 3.1%
244,900	L	Magnit OJSC GDR	9,956,598	1.1
204,900		Sberbank of Russia ADR	2,520,270	0.3
4,876,006		Sberbank	14,904,424	1.7
			27,381,292	3.1

		South Africa: 12.4%
2,461,052	L	African Bank Investments Ltd.	9,391,643	1.0
486,200		Bidvest Group Ltd.	12,438,794	1.4
2,921,970		FirstRand Ltd.	10,752,144	1.2
285,600	L	Kumba Iron Ore Ltd.	19,324,581	2.2
416,532		Massmart Holdings Ltd.	9,443,878	1.0
270,800		Mr Price Group Ltd.	4,488,011	0.5
794,599	L	MTN Group Ltd.	16,725,294	1.9
1,153,361		RMB Holdings Ltd.	5,577,452	0.6
547,600		Shoprite Holdings Ltd.	13,284,296	1.5
250,400	L	Tiger Brands Ltd.	9,655,772	1.1
			111,081,865	12.4

		South Korea: 10.5%
9,971	@	E-Mart Co. Ltd.	2,216,621	0.2
71,392	@	Hyundai Mobis	19,369,294	2.2
102,297		Hyundai Motor Co.	21,087,933	2.3
7,117		Posco	2,331,461	0.3

See Accompanying Notes to Financial Statements

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

34,011	Samsung Electronics Co., Ltd.	48,867,000	5 .5
		93,872,309	10.5

	Taiwan: 7.1%
3,774,200	Delta Electronics, Inc.	13,909,551	1.6
1,546,000	President Chain Store Corp.	8,294,840	0.9
2,483,223	Taiwan Semiconductor Manufacturing Co., Ltd.	8,305,910	0.9
1,911,762	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	32,805,836	3.7
		63,316,137	7.1

	Thailand: 1.0%
1,552,600	Siam Commercial Bank PCL	9,265,323	1.0

	Turkey: 3.1%
1,615,845	KOC Holding A/S	8,442,710	0.9
3,682,427	Turkiye Garanti Bankasi A/S	19,220,169	2 .2
		27,662,879	3 .1

	United Kingdom: 2.7%
203,600	SABMiller PLC	9,449,351	1.0
581,700	Standard Chartered PLC	15,054,321	1.7
		24,503,672	2.7

	Total Common Stock (Cost $672,493,032)	889,444,245	99.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.4%
	Securities Lending Collateralcc(1): 7.4%
15,741,166	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $15,741,425, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $16,055,989, due 08/01/27-01/01/43)	15,741,166	1.7
15,741,166	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $15,741,339, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $16,055,991, due 10/01/16-12/20/42)	15,741,166	1.7

15,741,166	Daiwa Capital Markets, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $15,741,425, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.00%-6.500%, Market Value plus accrued interest $16,055,989, due 06/14/13-12/01/42)	15,741,166	1.8
3,312,867	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $3,312,900, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $3,379,130, due 10/31/17-08/15/22)	3,312,867	0.4
15,741,166	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $15,741,328, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $16,055,992, due 08/09/13-06/20/42)	15,741,166	1.8
		66,277,531	7.4

	Total Short-Term Investments (Cost $66,277,531)	66,277,531	7.4

	Total Investments in Securities (Cost $738,770,563)	$955,721,776	107.0
	Liabilities in Excess of Other Assets	(62,477,300)	(7.0)

	Net Assets	$893,244,476	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

See Accompanying Notes to Financial Statements

ING JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Cost for federal income tax purposes is $748,403,097.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$234,235,468
Gross Unrealized Depreciation	(26,916,789)

Net Unrealized Appreciation	$207,318,679

Sector Diversification	Percentage of Net Assets
Financials	30.1%
Consumer Staples	16.4
Information Technology	15.9
Consumer Discretionary	8.7
Materials	8.0
Energy	7.9
Industrials	6.8
Telecommunication Services	5.8
Short-Term Investments	7.4
Liabilities in Excess of Other Assets	(7.0)

Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Brazil	$131,736,904	$–	$–	$131,736,904
Chile	12,724,090	–	–	12,724,090
China	6,309,776	123,050,368	–	129,360,144
Hong Kong	14,780,800	38,163,948	–	52,944,748
Hungary	–	6,512,370	–	6,512,370
India	51,294,798	50,082,853	–	101,377,651
Indonesia	–	34,090,383	–	34,090,383
Italy	16,642,534	–	–	16,642,534
Malaysia	–	15,243,535	–	15,243,535
Mexico	31,728,409	–	–	31,728,409
Russia	2,520,270	24,861,022	–	27,381,292
South Africa	–	111,081,865	–	111,081,865
South Korea	–	93,872,309	–	93,872,309
Taiwan	32,805,836	30,510,301	–	63,316,137
Thailand	–	9,265,323	–	9,265,323
Turkey	–	27,662,879	–	27,662,879
United Kingdom	–	24,503,672	–	24,503,672

Total Common Stock	300,543,417	588,900,828	–	889,444,245

Short-Term Investments	–	66,277,531	–	66,277,531

Total Investments, at fair value	$300,543,417	$655,178,359	$–	$955,721,776

(1)	For the year ended December 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. At December 31, 2012, securities valued at $14,171,840 were transferred from Level 1 to Level 2 within the fair value hierarchy.
^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING LIQUID ASSETS PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

**********************************************************
Asset Type 1 of Government Agency Repurchase Agreement has not been accounted for in this holdings map, but is a holding in ING Liquid Assets Portfolio on 12/31/2012. Please check the grouping structure.
**********************************************************
**********************************************************
Asset Type 1 of Treasury Debt has not been accounted for in this holdings map, but is a holding in ING Liquid Assets Portfolio on 12/31/2012. Please check the grouping structure.
**********************************************************
**********************************************************
Asset Type 1 of Other Instrument has not been accounted for in this holdings map, but is a holding in ING Liquid Assets Portfolio on 12/31/2012. Please check the grouping structure.
**********************************************************
**********************************************************
Asset Type 1 of Other Note has not been accounted for in this holdings map, but is a holding in ING Liquid Assets Portfolio on 12/31/2012. Please check the grouping structure.
**********************************************************
**********************************************************
Asset Type 1 of Asset Backed Commercial Paper has not been accounted for in this holdings map, but is a holding in ING Liquid Assets Portfolio on 12/31/2012. Please check the grouping structure.
**********************************************************
**********************************************************
Asset Type 1 of Financial Company Commercial Paper has not been accounted for in this holdings map, but is a holding in ING Liquid Assets Portfolio on 12/31/2012. Please check the grouping structure.
**********************************************************
**********************************************************
Asset Type 1 of Certificate of Deposit has not been accounted for in this holdings map, but is a holding in ING Liquid Assets Portfolio on 12/31/2012. Please check the grouping structure.
**********************************************************
**********************************************************
Asset Type 1 of Government Agency Debt has not been accounted for in this holdings map, but is a holding in ING Liquid Assets Portfolio on 12/31/2012. Please check the grouping structure.
**********************************************************
**********************************************************
Asset Type 1 of Other Commercial Paper has not been accounted for in this holdings map, but is a holding in ING Liquid Assets Portfolio on 12/31/2012. Please check the grouping structure.
**********************************************************

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 1.0%
		Consumer Staples: 1.0%
12,336,000	PepsiCo, Inc., 4.650%, 02/15/13	12,401,725	1.0
	Total Corporate Bonds/Notes (Cost $12,401,725)	12,401,725	1.0

	Total Long-Term Investments (Cost $1,266,397,091)	1,266,397,091	99.9

SHORT-TERM INVESTMENTS: 0.4%
	Securities Lending Collateralcc(1): 0.4%
1,067,247	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,067,265, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $1,088,592, due 08/01/27-01/01/43)	1,067,247	0.1
1,067,247	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,067,259, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,088,592, due 10/01/16-12/20/42)	1,067,247	0.1
1,067,247	Daiwa Capital Markets, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,067,265, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,088,592, due 06/14/13-12/01/42)	1,067,247	0.1
224,612	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $224,614, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $229,105, due 10/31/17-08/15/22)	224,612	0.0

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)
ING LIQUID ASSETS PORTFOLIO

1,067,247	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $1,067,258, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $1,088,592, due 08/09/13-06/20/42)	1,067,247	0.1
		4,493,600	0.4

	Total Short-Term Investments (Cost $4,493,600)	4,493,600	0.4

	Total Investments in Securities (Cost $1,270,890,691)	$1,270,890,691	100.3
	Liabilities in Excess of Other Assets	(4,069,589)	(0.3)

	Net Assets	$1,266,821,102	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$–
Gross Unrealized Depreciation	–

Net Unrealized Depreciation	$–

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Certificate of Deposit	$–	$67,765,927	$–	$67,765,927
Corporate Bonds/Notes	–	12,401,725	–	12,401,725
Securities Lending Collateral	–	4,493,600	–	4,493,600
Treasury Debt	–	178,236,578	–	178,236,578
Financial Company Commercial Paper	–	93,706,848	–	93,706,848
Other Note	–	332,877,779	–	332,877,779
Government Agency Repurchase Agreement	–	129,840,000	–	129,840,000
Other Commercial Paper	–	8,499,759	–	8,499,759
Other Instrument	58,750,000	–	–	58,750,000
Government Agency Debt	–	34,278,526	–	34,278,526
Asset Backed Commercial Paper	–	350,039,949	–	350,039,949

Total Investments, at fair value	$58,750,000	$1,212,140,691	$–	$1,270,890,691

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING MARSICO GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.9%
		Consumer Discretionary: 32.8%
10,247	@	Amazon.com, Inc.	2,573,432	0.5
26,977	@	Autozone, Inc.	9,561,458	1.9
394,808		CBS Corp. - Class B	15,022,444	3.0
17,465	@	Chipotle Mexican Grill, Inc.	5,195,139	1.0
128,313		Comcast Corp. — Class A	4,796,340	1.0
44,443		Dick’s Sporting Goods, Inc.	2,021,712	0.4
89,717	@	Dollar General Corp.	3,955,622	0.8
4,711		Foot Locker, Inc.	151,317	0.0
107,845		GNC Holdings, Inc.	3,589,082	0.7
130,281		Home Depot, Inc.	8,057,880	1.6
102,997	@	Liberty Global, Inc.	6,487,781	1.3
108,352		Limited Brands, Inc.	5,099,045	1.0
283,914		Lowe’s Cos., Inc.	10,084,625	2.0
111,817	@,L	Lululemon Athletica, Inc.	8,523,810	1.7
59,945		McDonald’s Corp.	5,287,748	1.1
188,652		Nike, Inc.	9,734,443	2.0
15,975	@	Priceline.com, Inc.	9,923,670	2.0
139,398		Starbucks Corp.	7,474,521	1.5
268,644		Starwood Hotels & Resorts Worldwide, Inc.	15,409,420	3.1
302,813		TJX Cos., Inc.	12,854,412	2.6
119,610		Wynn Resorts Ltd.	13,454,929	2.7
69,014		Yum! Brands, Inc.	4,582,530	0.9
			163,841,360	32.8

		Consumer Staples: 0.8%
63,961		Estee Lauder Cos, Inc.	3,828,705	0.8

		Energy: 6.1%
152,648		Kinder Morgan, Inc./Delaware	5,393,054	1.1
155,328		National Oilwell Varco, Inc.	10,616,669	2.1
209,079		Schlumberger Ltd.	14,487,084	2.9
			30,496,807	6.1

		Financials: 9.6%
78,770	@	American International Group, Inc.	2,780,581	0.6
131,231		American Tower Corp.	10,140,219	2.0
288,549		Citigroup, Inc.	11,414,998	2.3
158,721		US Bancorp.	5,069,549	1.0
546,181		Wells Fargo & Co.	18,668,467	3.7
			48,073,814	9.6

		Health Care: 11.8%
108,414	@	Biogen Idec, Inc.	15,901,081	3.2
230,116		Bristol-Myers Squibb Co.	7,499,480	1.5
181,536	@	Express Scripts Holding Co.	9,802,944	2.0
207,259	@	Gilead Sciences, Inc.	15,223,174	3.0
15,362	@	Intuitive Surgical, Inc.	7,533,064	1.5
29,021		Perrigo Co.	3,019,055	0.6
			58,978,798	11.8

		Industrials: 12.6%
61,966		Cummins, Inc.	6,714,016	1.3
99,528		Danaher Corp.	5,563,615	1.1
7,599,000		Hutchison Port Holdings Trust	6,003,210	1.2
172,243	@	Pentair Ltd.	8,465,743	1.7
70,573		Precision Castparts Corp.	13,367,938	2.7
141,929	@	Rolls-Royce Holdings PLC	2,035,753	0.4
51,414		Union Pacific Corp.	6,463,768	1.3
28,027	@	United Rentals, Inc.	1,275,789	0.3
64,773		WW Grainger, Inc.	13,108,112	2.6
			62,997,944	12.6

		Information Technology: 16.6%
48,279	@	Accenture PLC	3,210,554	0.6
27,426		Apple, Inc.	14,618,881	2.9
197,250	@	eBay, Inc.	10,063,695	2.0
39,154	@	Equinix, Inc.	8,073,555	1.6
7,390	@	Google, Inc. - Class A	5,242,244	1.1
22,592	@	LinkedIn Corp.	2,594,014	0.5
253,314		Qualcomm, Inc.	15,710,534	3.2
103,673		Visa, Inc.	15,714,753	3.2
81,559	@	VMware, Inc.	7,677,964	1.5
			82,906,194	16.6

		Materials: 5.6%
250,497	@	LyondellBasell Industries N.V. Cl A	14,300,874	2.9
143,262		Monsanto Co.	13,559,748	2.7
			27,860,622	5.6

	Total Common Stock (Cost $426,654,747)		478,984,244	95.9

PREFERRED STOCK: 0.8%
		Financials: 0.8%
131,480	@,P	Wells Fargo & Co.	3,858,938	0.8

	Total Preferred Stock (Cost $2,516,649)		3,858,938	0.8

	Total Long-Term Investments (Cost $429,171,396)		482,843,182	96.7

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.9%
		Securities Lending Collateralcc(1): 0.6%
1,000,000		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,000,011, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 10/01/16-12/20/42)	1,000,000	0.2

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MARSICO GROWTH PORTFOLIO	AS OF DECEMBER 31, 2012 (CONTINUED)

30,408	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%, due 01/02/13 (Repurchase Amount $30,408, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $31,016, due 08/09/13-04/18/36)	30,408	0.0
1,000,000	Mizuho Securities USA Inc., Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,000,016, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-11.250%, Market Value plus accrued interest $1,020,000, due 02/01/13-08/15/41)	1,000,000	0.2
804,755	Morgan Stanley, Repurchase Agreement dated 12/31/12, 0.25%, due 01/02/13 (Repurchase Amount $804,766, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $820,850, due 10/01/26-11/01/42)	804,755	0.2
		2,835,163	0.6

Shares		Value	Percentage of Net Assets
		Mutual Funds: 3.3%
16,706,850	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $16,706,850)	16,706,850	3.3

	Total Short-Term Investments (Cost $19,542,013)	19,542,013	3.9

	Total Investments in Securities (Cost $448,713,409)	$502,385,195	100.6
	Liabilities in Excess of Other Assets	(2,775,765)	(0.6)

	Net Assets	$499,609,430	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $449,192,157.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$61,441,260
Gross Unrealized Depreciation	(8,248,222)

Net Unrealized Appreciation	$53,193,038

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING MARSICO GROWTH PORTFOLIO	AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$163,841,360	$–	$–	$163,841,360
Consumer Staples	3,828,705	–	–	3,828,705
Energy	30,496,807	–	–	30,496,807
Financials	48,073,814	–	–	48,073,814
Health Care	58,978,798	–	–	58,978,798
Industrials	60,962,191	2,035,753	–	62,997,944
Information Technology	82,906,194	–	–	82,906,194
Materials	27,860,622	–	–	27,860,622

Total Common Stock	476,948,491	2,035,753	–	478,984,244

Preferred Stock	3,858,938	–	–	3,858,938
Short-Term Investments	16,706,850	2,835,163	–	19,542,013

Total Investments, at fair value	$497,514,279	$4,870,916	$–	$502,385,195

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 60.5%
		Consumer Discretionary: 6.8%
36,840		Advance Auto Parts, Inc.	2,665,374	0.3
195,390		Comcast Corp. – Special Class A	7,024,270	0.8
90,910	@	Delphi Automotive PLC	3,477,308	0.4
41,860	@	General Motors Co.	1,206,824	0.1
88,280	L	Hasbro, Inc.	3,169,252	0.4
181,420		Johnson Controls, Inc.	5,569,594	0.7
66,480		Kohl’s Corp.	2,857,310	0.3
29,560		McDonald’s Corp.	2,607,488	0.3
24,830		McGraw-Hill Cos., Inc.	1,357,456	0.2
103,120		Omnicom Group, Inc.	5,151,875	0.6
154,630		Staples, Inc.	1,762,782	0.2
112,970		Target Corp.	6,684,435	0.8
108,550		Viacom - Class B	5,724,927	0.7
172,020		Walt Disney Co.	8,564,876	1.0
			57,823,771	6.8

		Consumer Staples: 8.5%
43,437		Altria Group, Inc.	1,364,790	0.2
22,830		Coca-Cola Enterprises, Inc.	724,396	0.1
146,538		CVS Caremark Corp.	7,085,112	0.8
264,449		Diageo PLC	7,702,544	0.9
25,210		Dr Pepper Snapple Group, Inc.	1,113,778	0.1
144,990		General Mills, Inc.	5,859,046	0.7
69,346		Groupe Danone	4,567,994	0.5
8,470		JM Smucker Co.	730,453	0.1
17,263		Kellogg Co.	964,139	0.1
10,783		Kraft Foods Group, Inc.	490,303	0.1
56,760		Kroger Co.	1,476,895	0.2
38,780		Lorillard, Inc.	4,524,463	0.5
58,610		Mondelez International, Inc.	1,492,797	0.2
111,425		Nestle S.A.	7,269,754	0.8
48,930		PepsiCo, Inc.	3,348,280	0.4
202,780		Philip Morris International, Inc.	16,960,519	2.0
57,224		Procter & Gamble Co.	3,884,937	0.5
24,470		Reckitt Benckiser PLC	1,553,353	0.2
35,230		Walgreen Co.	1,303,862	0.1
			72,417,415	8.5

		Energy: 6.2%
49,540		Anadarko Petroleum Corp.	3,681,317	0.4
64,470		Apache Corp.	5,060,895	0.6
90,427		Chevron Corp.	9,778,776	1.1
15,180		EOG Resources, Inc.	1,833,592	0.2
29,200		EQT Corp.	1,722,216	0.2
164,954		ExxonMobil Corp.	14,276,769	1.7
39,900		Noble Energy, Inc.	4,059,426	0.5
84,930		Occidental Petroleum Corp.	6,506,487	0.8
18,570		Schlumberger Ltd.	1,286,715	0.1
52,680	@	Transocean Ltd.	2,352,162	0.3
86,612		Williams Cos., Inc.	2,835,677	0.3
			53,394,032	6.2

		Financials: 12.9%
98,900		ACE Ltd.	7,892,220	0.9
23,620		American Express Co.	1,357,678	0.2
81,890	@	Aon PLC	4,553,084	0.5
288,350		Bank of America Corp.	3,344,860	0.4
335,686		Bank of New York Mellon Corp.	8,627,130	1.0
25,978		Blackrock, Inc.	5,369,912	0.6
25,890		Chubb Corp.	1,950,035	0.2
31,855		Franklin Resources, Inc.	4,004,173	0.5
83,360		Goldman Sachs Group, Inc.	10,633,402	1.3
431,620		JPMorgan Chase & Co.	18,978,331	2.2
198,000		Metlife, Inc.	6,522,120	0.8
32,650		Moody’s Corp.	1,642,948	0.2
73,210		Morgan Stanley	1,399,775	0.2
53,910		PNC Financial Services Group, Inc.	3,143,492	0.4
124,100		Prudential Financial, Inc.	6,618,253	0.8
115,040		State Street Corp.	5,408,030	0.6
41,230		SunTrust Bank	1,168,871	0.1
84,950		Travelers Cos., Inc.	6,101,109	0.7
283,460		Wells Fargo & Co.	9,688,663	1.1
59,580		Zions Bancorp.	1,275,012	0.2
			109,679,098	12.9

		Health Care: 7.4%
108,730		Abbott Laboratories	7,121,815	0.8
37,530		AmerisourceBergen Corp.	1,620,546	0.2
16,913		Bayer AG	1,612,863	0.2
17,370		Becton Dickinson & Co.	1,358,160	0.2
64,910	@	Covidien PLC	3,747,903	0.4
23,430	@	Express Scripts Holding Co.	1,265,220	0.1
193,690		Johnson & Johnson	13,577,669	1.6
70,150		Medtronic, Inc.	2,877,553	0.3
58,650		Merck & Co., Inc.	2,401,131	0.3
584,458		Pfizer, Inc.	14,658,207	1.7
23,140		Quest Diagnostics	1,348,368	0.2
7,361		Roche Holding AG - Genusschein	1,488,256	0.2
110,760		St. Jude Medical, Inc.	4,002,866	0.5
90,710		Thermo Fisher Scientific, Inc.	5,785,484	0.7
			62,866,041	7.4

		Industrials: 9.5%
92,340		3M Co.	8,573,769	1.0
14,030		Canadian National Railway Co.	1,276,870	0.2
175,230		Danaher Corp.	9,795,357	1.2
15,850		Dun & Bradstreet Corp.	1,246,603	0.1
82,250	@	Eaton Corp. PLC	4,457,950	0.5
28,110		Fluor Corp.	1,651,181	0.2
143,200		Honeywell International, Inc.	9,088,904	1.1
142,090		Lockheed Martin Corp.	13,113,486	1.5
40,860		Northrop Grumman Corp.	2,761,319	0.3
28,229	@	Pentair Ltd.	1,387,455	0.2
9,800		Precision Castparts Corp.	1,856,316	0.2

See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

53,218		Stanley Black & Decker, Inc.	3,936,535	0.5
144,500		Tyco International Ltd.	4,226,625	0.5
9,530		Union Pacific Corp.	1,198,112	0.1
80,650		United Parcel Service, Inc. - Class B	5,946,325	0.7
128,380		United Technologies Corp.	10,528,444	1.2
			81,045,251	9.5

		Information Technology: 4.1%
105,140	@	Accenture PLC	6,991,810	0.8
28,370	@	Check Point Software Technologies	1,351,547	0.1
17,360	@	Fiserv, Inc.	1,371,961	0.2
160,769		Hewlett-Packard Co.	2,290,958	0.3
33,910		International Business Machines Corp.	6,495,460	0.8
89,652		Intel Corp.	1,849,521	0.2
2,484		Mastercard, Inc.	1,220,339	0.1
37,700		Microchip Technology, Inc.	1,228,643	0.1
220,218		Oracle Corp.	7,337,664	0.9
22,850		Visa, Inc.	3,463,603	0.4
134,370		Western Union Co.	1,828,776	0.2
			35,430,282	4.1

		Materials: 1.9%
57,570		Air Products & Chemicals, Inc.	4,837,031	0.6
37,960		Celanese Corp.	1,690,359	0.2
13,200		Cliffs Natural Resources, Inc.	508,992	0.1
25,770		EI Du Pont de Nemours & Co.	1,158,877	0.1
58,550		PPG Industries, Inc.	7,924,743	0.9
			16,120,002	1.9

		Telecommunication Services: 2.1%
277,456		AT&T, Inc.	9,353,042	1.1
31,768		CenturyTel, Inc.	1,242,764	0.2
2,798,351		Vodafone Group PLC	7,044,227	0.8
			17,640,033	2.1

		Utilities: 1.1%
21,010		Duke Energy Corp.	1,340,438	0.2
52,820		NRG Energy, Inc.	1,214,332	0.1
43,570		Pacific Gas & Electric Co.	1,750,642	0.2
98,920		PPL Corp.	2,832,080	0.3
69,590		Public Service Enterprise Group, Inc.	2,129,454	0.3
			9,266,946	1.1
	Total Common Stock (Cost $405,599,222)		515,682,871	60.5

PREFERRED STOCK: 0.3%
		Consumer Discretionary: 0.2%
30,650	@,L	General Motors Co.	1,352,585	0.2

		Industrials: 0.0%
6,520	@	United Technologies Corp.	363,229	0.0

		Utilities: 0.1%
9,130	@	PPL Corp.	481,699	0.1
	Total Preferred Stock (Cost $2,316,538)		2,197,513	0.3

CORPORATE BONDS/NOTES: 10.3%
		Consumer Discretionary: 1.1%
1,028,000		COX Communications, Inc., 4.625%, 06/01/13	1,045,815	0.1
1,080,000		DIRECTV Holdings, LLC / DIRECTV Financing Co., Inc., 4.600%, 02/15/21	1,170,020	0.1
1,329,000		Hearst-Argyle Television, Inc., 7.500%, 11/15/27	1,069,845	0.1
235,000		Home Depot, Inc., 5.950%, 04/01/41	317,612	0.0
339,000		Limited Brands, Inc., 5.250%, 11/01/14	357,645	0.1
819,000		News America Holdings, 8.500%, 02/23/25	1,113,039	0.1
874,000		Target Corp., 4.000%, 07/01/42	898,868	0.1
1,029,000		Time Warner Entertainment Co. LP, 8.375%, 07/15/33	1,502,839	0.2
540,000		Toyota Motor Credit Corp., 3.200%, 06/17/15	572,920	0.1
730,000		Toyota Motor Credit Corp., 3.400%, 09/15/21	795,679	0.1
722,000	#	Volkswagen International Finance NV, 2.375%, 03/22/17	744,153	0.1
8,000		Wyndham Worldwide Corp., 6.000%, 12/01/16	9,053	0.0
			9,597,488	1.1

		Consumer Staples: 0.6%
870,000		Anheuser-Busch InBev Worldwide, Inc., 8.000%, 11/15/39	1,409,729	0.2
866,000	#	BAT International Finance PLC, 3.250%, 06/07/22	903,473	0.1
350,000	#	Kraft Foods Group, Inc., 3.500%, 06/06/22	373,910	0.0
296,000		Molson Coors Brewing Co., 5.000%, 05/01/42	332,036	0.0
1,779,000		Wal-Mart Stores, Inc., 5.250%, 09/01/35	2,162,958	0.3
			5,182,106	0.6

		Energy: 1.5%
355,000		Apache Corp., 3.250%, 04/15/22	376,556	0.1
271,000		Apache Corp., 4.750%, 04/15/43	295,304	0.0
261,000		BP Capital Markets PLC, 4.500%, 10/01/20	301,012	0.0

See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

707,000		BP Capital Markets PLC, 4.742%, 03/11/21	828,552	0.1
850,000	#	CNOOC Finance 2012 Ltd., 3.875%, 05/02/22	904,057	0.1
768,000		Enterprise Products Operating L.P., 6.500%, 01/31/19	963,010	0.1
252,000		EOG Resources, Inc., 2.625%, 03/15/23	254,022	0.0
250,000		Hess Corp., 8.125%, 02/15/19	329,209	0.0
659,000		Husky Energy, Inc., 5.900%, 06/15/14	706,596	0.1
676,000		Husky Energy, Inc., 7.250%, 12/15/19	878,422	0.1
15,000		Kinder Morgan Energy Partners L.P., 7.400%, 03/15/31	19,549	0.0
420,000		Kinder Morgan Energy Partners L.P., 7.750%, 03/15/32	565,378	0.1
322,000		Petrobras International Finance Co. - Pifco, 5.375%, 01/27/21	363,788	0.1
233,000		Petrobras International Finance Co. - Pifco, 6.750%, 01/27/41	295,603	0.0
1,403,000		Petro-Canada, 6.050%, 05/15/18	1,707,576	0.2
646,000		Petroleos Mexicanos, 8.000%, 05/03/19	847,875	0.1
597,920	#	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.832%, 09/30/16	660,104	0.1
778,000		Spectra Energy Capital, LLC, 8.000%, 10/01/19	1,028,107	0.1
1,050,000		Total Capital International SA, 1.550%, 06/28/17	1,066,972	0.1
423,000		Transocean, Inc., 3.800%, 10/15/22	433,935	0.1
			12,825,627	1.5

		Financials: 4.5%
870,000	#	ABN Amro Bank NV, 2.083%, 01/30/14	880,554	0.1
456,000	#	Achmea Hypotheekbank NV, 3.200%, 11/03/14	478,235	0.1
892,000		American Express Co., 5.500%, 09/12/16	1,020,377	0.1
482,000		Asian Development Bank, 1.125%, 03/15/17	491,095	0.1
800,000		Asian Development Bank, 2.750%, 05/21/14	827,098	0.1
521,000	#	Banco Bradesco S.A./Cayman Islands, 6.750%, 09/29/19	592,637	0.1
617,000		Bank of America Corp., 5.490%, 03/15/19	685,774	0.1
420,000		Bank of America Corp., 7.375%, 05/15/14	454,946	0.0
590,000		Bank of America Corp., 7.625%, 06/01/19	755,385	0.1
558,000	#	BNP Paribas, 7.195%, 06/29/49	574,740	0.1
365,000		Boston Properties, Inc., 5.000%, 06/01/15	398,969	0.0

754,000	#	BPCE S.A., 12.500%, 08/29/49	875,863	0.1
1,268,000		Capital One Financial Corp., 6.150%, 09/01/16	1,451,438	0.2
1,274,000		Chubb Corp., 6.375%, 03/29/67	1,395,030	0.2
610,000	#	Commonwealth Bank of Australia, 5.000%, 10/15/19	709,338	0.1
1,637,000		CommonWealth REIT, 6.250%, 08/15/16	1,796,719	0.2
800,000		Credit Suisse New York, 5.500%, 05/01/14	851,470	0.1
965,000	#	ERAC USA Finance, LLC, 7.000%, 10/15/37	1,226,352	0.1
761,000		ERP Operating L.P., 4.625%, 12/15/21	857,884	0.1
210,000		ERP Operating L.P., 5.375%, 08/01/16	239,194	0.0
421,000		General Electric Capital Corp., 5.450%, 01/15/13	421,817	0.0
1,113,000		Goldman Sachs Group, Inc., 5.625%, 01/15/17	1,221,911	0.1
615,000		HCP, Inc., 5.375%, 02/01/21	700,848	0.1
572,000		HSBC Holdings PLC, 5.100%, 04/05/21	675,975	0.1
196,000	#	Hyundai Capital America, 2.125%, 10/02/17	197,554	0.0
1,400,000	#	Irish Life & Permanent Group Holdings PLC, 3.600%, 01/14/13	1,400,805	0.2
258,000		JPMorgan Chase & Co., 3.250%, 09/23/22	265,927	0.0
1,020,000		JPMorgan Chase & Co., 6.300%, 04/23/19	1,259,179	0.1
1,400,000		KFW, 4.875%, 06/17/19	1,705,284	0.2
780,000		Marsh & McLennan Cos, Inc., 4.800%, 07/15/21	878,359	0.1
990,000		Merrill Lynch & Co., Inc., 6.150%, 04/25/13	1,005,975	0.1
480,000	#	Metropolitan Life Global Funding I, 5.125%, 04/10/13	486,046	0.1
470,000	#	Metropolitan Life Global Funding I, 5.125%, 06/10/14	499,832	0.1
1,320,000		Morgan Stanley, 6.625%, 04/01/18	1,556,914	0.2
560,000	#	Nordea Bank AB, 4.875%, 01/14/21	650,145	0.1
932,000		PNC Funding Corp., 5.625%, 02/01/17	1,076,748	0.1
208,000		Royal Bank of Scotland Group PLC, 2.550%, 09/18/15	212,992	0.0
400,000	#	Santander US Debt SA Unipersonal, 3.781%, 10/07/15	402,506	0.0
1,228,000		Simon Property Group L.P., 5.875%, 03/01/17	1,454,878	0.2
820,000	#	Svenska Handelsbanken AB, 4.875%, 06/10/14	866,847	0.1

See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

200,000	#	Swedbank AB, 2.125%, 09/29/17	204,504	0.0
1,530,000	#	Temasek Financial I Ltd., 2.375%, 01/23/23	1,512,685	0.2
687,000		Wachovia Corp., 5.250%, 08/01/14	732,856	0.1
840,000	#	WEA Finance, LLC, 4.625%, 05/10/21	941,283	0.1
314,000	#	WEA Finance, LLC, 6.750%, 09/02/19	389,230	0.0
930,000		Wells Fargo & Co., 2.100%, 05/08/17	962,180	0.1
430,000	#	ZFS Finance USA Trust V, 6.500%, 05/09/37	460,637	0.1
			38,707,015	4.5

		Health Care: 0.9%
1,560,000	#	AbbVie, Inc., 1.200%, 11/06/15	1,571,386	0.2
1,100,000	#	Aristotle Holding, Inc., 2.650%, 02/15/17	1,144,086	0.1
980,000		CareFusion Corp., 6.375%, 08/01/19	1,169,306	0.1
832,000		Hospira, Inc., 6.050%, 03/30/17	966,545	0.1
1,114,000	#	Roche Holdings, Inc., 6.000%, 03/01/19	1,387,509	0.2
1,060,000		Teva Pharmaceutical Finance IV BV, 3.650%, 11/10/21	1,135,394	0.1
502,000		WellPoint, Inc., 3.300%, 01/15/23	515,537	0.1
			7,889,763	0.9

		Industrials: 0.4%
259,000		ABB Finance USA, Inc., 2.875%, 05/08/22	265,413	0.0
873,000	#	Atlas Copco AB, 5.600%, 05/22/17	1,022,111	0.1
772,000	#	BAE Systems Holdings, Inc., 5.200%, 08/15/15	845,870	0.1
710,000		General Electric Co., 2.700%, 10/09/22	724,389	0.1
360,000		United Technologies Corp., 3.100%, 06/01/22	381,579	0.1
			3,239,362	0.4

		Information Technology: 0.0%
243,000		eBay, Inc., 1.350%, 07/15/17	246,014	0.0

		Materials: 0.1%
248,000	#	Corp. Nacional del Cobre de Chile - CODELCO, 3.750%, 11/04/20	269,152	0.0
252,000		Vale Overseas Ltd., 4.625%, 09/15/20	273,298	0.1
198,000		Vale Overseas Ltd., 6.875%, 11/10/39	248,600	0.0
			791,050	0.1

		Telecommunication Services: 0.6%
1,183,000		AT&T, Inc., 5.550%, 08/15/41	1,421,069	0.2
320,000	#	Crown Castle Towers, LLC, 4.883%, 08/15/20	361,333	0.0

605,000	#	Crown Castle Towers, LLC, 6.113%, 01/15/20	729,182	0.1
1,230,000		Rogers Communications, Inc., 6.800%, 08/15/18	1,557,183	0.2
653,000		Telecom Italia Capital S.A., 5.250%, 11/15/13	672,590	0.1
			4,741,357	0.6

		Utilities: 0.6%
791,798		Bruce Mansfield Unit, 6.850%, 06/01/34	825,054	0.1
377,000		Midamerican Funding, LLC, 6.927%, 03/01/29	501,053	0.1
1,319,000		Oncor Electric Delivery Co., 7.000%, 09/01/22	1,677,794	0.2
907,000		Progress Energy, Inc., 3.150%, 04/01/22	918,986	0.1
765,000		PSEG Power, LLC, 5.320%, 09/15/16	865,380	0.1
			4,788,267	0.6

		Total Corporate Bonds/Notes (Cost $79,027,815)	88,008,049	10.3

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.7%
27,589	#	BlackRock Capital Finance LP, 7.750%, 09/25/26	9,521	0.0
2,050,000		Citigroup Commercial Mortgage Trust, 5.702%, 12/10/49	2,423,855	0.3
1,442,297		Credit Suisse Mortgage Capital Certificates, 5.695%, 09/15/40	1,681,832	0.2
138,668		FHLMC Multifamily Structured Pass Through Certificates, 4.186%, 08/25/19	160,698	0.0
225,442	#	GG1C Funding Corp., 5.129%, 01/15/14	228,459	0.0
122,000		Greenwich Capital Commercial Funding Corp., 5.475%, 03/10/39	133,242	0.0
1,180,000		JPMorgan Chase Commercial Mortgage Securities Corp., 4.780%, 07/15/42	1,276,613	0.1
1,452,000		JPMorgan Chase Commercial Mortgage Securities Corp., 4.948%, 09/12/37	1,555,692	0.2
1,660,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.214%, 05/15/41	1,744,986	0.2
518,215		JPMorgan Chase Commercial Mortgage Securities Corp., 5.812%, 06/15/49	608,117	0.1
1,724,216		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.737%, 06/12/50	1,985,014	0.2
3,503,321	#,^	Morgan Stanley Capital I, 0.979%, 11/15/30	77,834	0.0

See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

102,869		RAAC Series, 4.971%, 09/25/34	103,007	0.0
950,869	#	Spirit Master Funding, LLC, 5.050%, 07/20/23	874,324	0.1
1,200,000		Wachovia Bank Commercial Mortgage Trust, 5.921%, 02/15/51	1,416,025	0.2
421,836		W3A Funding Corp., 8.090%, 01/02/17	435,839	0.1

		Total Collateralized Mortgage Obligations (Cost $13,315,320)	14,715,058	1.7

MUNICIPAL BONDS: 0.2%
		New Jersey: 0.2%
900,000		New Jersey State Turnpike Authority, 7.414%, 01/01/40	1,318,653	0.2
		Total Municipal Bonds (Cost $935,441)	1,318,653	0.2

FOREIGN GOVERNMENT BONDS: 0.5%
1,156,000		Mexico Government International Bond, 4.750%, 03/08/44	1,309,170	0.2
102,000		Peruvian Government International Bond, 7.350%, 07/21/25	148,308	0.0
1,800,000	#	Russian Foreign Bond - Eurobond, 3.625%, 04/29/15	1,906,200	0.2
611,000	#	Societe Financement de l’Economie Francaise, 3.375%, 05/05/14	635,656	0.1
		Total Foreign Government Bonds (Cost $3,643,905)	3,999,334	0.5

U.S. TREASURY OBLIGATIONS: 12.5%
		U.S. Treasury Bonds: 3.7%
258,000		5.375%, due 02/15/31	367,449	0.0
125,000		6.000%, due 02/15/26	180,606	0.0
4,607,000		3.125%, due 05/15/19	5,213,829	0.6
183,000		3.750%, due 11/15/18	212,995	0.0
708,000		3.875%, due 02/15/13	711,399	0.1
24,000		4.500%, due 02/15/36	31,478	0.0
13,257,500		4.500%, due 08/15/39	17,510,254	2.1
485,000		4.750%, due 08/15/17	575,748	0.1
1,466,000		5.000%, due 05/15/37	2,061,334	0.2
978,000		5.125%, due 05/15/16	1,130,965	0.1
131,000		5.250%, due 02/15/29	181,087	0.0
390,000		6.750%, due 08/15/26	601,636	0.1
390,000		8.000%, due 11/15/21	601,727	0.1
1,444,000		8.500%, due 02/15/20	2,172,092	0.3
57,000		9.875%, due 11/15/15	72,452	0.0
			31,625,051	3.7

		U.S. Treasury Notes: 8.8%
3,304,000		0.500%, due 08/15/14	3,318,842	0.4
11,538,000		0.875%, due 12/31/16	11,694,848	1.4
6,642,000		1.875%, due 04/30/14	6,788,596	0.8
2,011,900		2.750%, due 02/15/19	2,226,608	0.3
5,601,000		3.500%, due 05/15/20	6,499,350	0.8
3,016,000		1.375%, due 01/15/13	3,017,652	0.3
4,247,000		1.500%, due 12/31/13	4,302,907	0.5

1,682,000		2.000%, due 11/30/13	1,709,924	0.2
25,641,000		2.125%, due 05/31/15	26,756,794	3.1
663,000		2.625%, due 02/29/16	709,513	0.1
4,105,000		3.125%, due 09/30/13	4,195,277	0.5
3,800,000		3.500%, due 05/31/13	3,853,439	0.4
			75,073,750	8.8
		Total U.S. Treasury Obligations (Cost $100,712,738)	106,698,801	12.5

U.S. GOVERNMENT AGENCY OBLIGATIONS: 12.2%
		Federal Home Loan Mortgage Corporation: 3.4%##
141,415		2.303%, due 09/25/18	149,434	0.0
392,000		2.412%, due 08/25/18	416,294	0.1
1,124,000	W	2.500%, due 10/15/27	1,173,351	0.2
1,952,000	W	3.000%, due 12/15/42	2,041,365	0.3
908,884		3.500%, due 02/01/42	978,899	0.1
803,554		3.500%, due 03/01/42	855,410	0.1
879,000		3.808%, due 08/25/20	998,362	0.1
264,180		3.882%, due 11/25/17	297,855	0.1
1,856,790		4.000%, due 11/01/40	1,984,550	0.2
2,197,277		4.000%, due 01/01/41	2,348,465	0.3
214,402		4.500%, due 08/01/18	228,594	0.0
239,041		4.500%, due 11/01/18	254,863	0.0
661,200		4.500%, due 01/01/19	704,966	0.1
955,210		4.500%, due 08/01/24	1,016,646	0.1
123,003		4.500%, due 04/01/35	132,339	0.0
109,295		4.500%, due 04/01/35	118,264	0.0
175,475		4.500%, due 04/01/35	188,685	0.0
26,015		5.000%, due 03/01/18	27,993	0.0
66,962		5.000%, due 05/01/18	72,053	0.0
119,411		5.000%, due 05/01/18	127,952	0.0
301,653		5.000%, due 02/01/19	324,589	0.1
1,049,542		5.000%, due 09/01/33	1,140,031	0.1
253,799		5.000%, due 03/01/34	284,246	0.0
140,017		5.000%, due 04/01/34	151,389	0.0
195,936		5.000%, due 08/01/35	211,604	0.0
139,897		5.000%, due 10/01/35	151,084	0.0
406,534		5.000%, due 10/01/35	448,698	0.1
226,765		5.000%, due 11/01/35	244,898	0.0
221,034		5.000%, due 12/01/36	238,710	0.0
1,428,297		5.000%, due 07/01/39	1,537,158	0.2
1,064,000		5.085%, due 03/25/19	1,266,598	0.2
215,849		5.500%, due 01/01/19	234,909	0.0
26,313		5.500%, due 07/01/19	28,337	0.0
39,171		5.500%, due 08/01/19	42,526	0.0
2,622		5.500%, due 02/01/20	2,846	0.0
31,792		5.500%, due 10/01/21	34,600	0.0
7,032		5.500%, due 10/01/24	7,674	0.0
283,881		5.500%, due 06/01/25	309,421	0.1
142,550		5.500%, due 07/01/25	155,375	0.0
230,145		5.500%, due 08/01/25	250,851	0.0
37,350		5.500%, due 09/01/25	40,710	0.0
330,975		5.500%, due 12/01/33	373,422	0.1
472,938		5.500%, due 12/01/33	514,674	0.1
818,218		5.500%, due 01/01/34	890,424	0.1
132,540		5.500%, due 04/01/34	148,627	0.0
87,928		5.500%, due 11/01/34	97,364	0.0
150,909		5.500%, due 09/01/35	167,103	0.0
23,006		5.500%, due 10/01/35	25,436	0.0
104,160		5.500%, due 02/01/37	116,802	0.0
5,561		6.000%, due 04/01/16	5,976	0.0
40,287		6.000%, due 04/01/17	43,607	0.0
24,566		6.000%, due 07/01/17	26,590	0.0
32,516		6.000%, due 10/01/17	35,196	0.0
73,207		6.000%, due 08/01/19	79,596	0.0
283,030		6.000%, due 08/01/19	313,680	0.1
27,013		6.000%, due 09/01/19	29,833	0.0

See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

57,399		6.000%, due 05/01/21	63,615	0.0
294,235		6.000%, due 02/01/23	321,396	0.1
34,065		6.000%, due 12/01/25	37,189	0.0
75,548		6.000%, due 02/01/26	82,474	0.0
148,683		6.000%, due 04/01/34	165,358	0.0
35,343		6.000%, due 05/01/34	39,307	0.0
74,344		6.000%, due 07/01/34	82,496	0.0
30,324		6.000%, due 07/01/34	33,422	0.0
20,920		6.000%, due 07/01/34	23,018	0.0
18,757		6.000%, due 08/01/34	20,814	0.0
538,316		6.000%, due 08/01/34	597,092	0.1
15,721		6.000%, due 08/01/34	17,333	0.0
118,294		6.000%, due 08/01/34	130,082	0.0
81,464		6.000%, due 09/01/34	89,961	0.0
115,010		6.000%, due 07/01/35	125,968	0.0
241,555		6.000%, due 08/01/35	264,570	0.0
325,551		6.000%, due 11/01/35	357,770	0.1
166,241		6.000%, due 03/01/36	182,911	0.0
330,305		6.000%, due 10/01/36	363,428	0.1
147,361		6.000%, due 03/01/37	161,945	0.0
94,999		6.000%, due 05/01/37	104,525	0.0
32,071		6.500%, due 05/01/34	36,385	0.0
29,496		6.500%, due 05/01/34	33,464	0.0
39,266		6.500%, due 06/01/34	44,864	0.0
67,076		6.500%, due 06/01/34	75,835	0.0
18,226		6.500%, due 06/01/34	20,660	0.0
29,221		6.500%, due 08/01/34	33,387	0.0
344,763		6.500%, due 08/01/34	391,133	0.1
18,813		6.500%, due 08/01/34	21,344	0.0
7,502		6.500%, due 08/01/34	8,534	0.0
139,850		6.500%, due 08/01/34	158,339	0.0
98,269		6.500%, due 10/01/34	113,438	0.0
1,530		6.500%, due 11/01/34	1,731	0.0
4,751		6.500%, due 09/01/35	5,400	0.0
170,469		6.500%, due 05/01/37	191,959	0.0
73,434		6.500%, due 07/01/37	82,691	0.0
156,410		6.500%, due 07/01/37	176,127	0.0
63,470		6.500%, due 02/01/38	71,232	0.0
			28,822,121	3.4

		Federal National Mortgage Association: 6.4%##
700,000		2.578%, due 09/25/18	752,292	0.1
889,256		3.000%, due 02/01/27	940,138	0.1
205,725		3.000%, due 03/01/27	217,497	0.0
1,130,000	W	3.000%, due 11/25/42	1,181,909	0.2
134,459		3.500%, due 11/01/41	145,105	0.0
242,663		3.500%, due 01/01/42	263,546	0.0
78,221		3.500%, due 01/01/42	84,953	0.0
759,951		3.500%, due 01/01/42	820,126	0.1
112,218		3.500%, due 02/01/42	120,016	0.0
708,096		3.500%, due 02/01/42	757,305	0.1
4,357,000	W	3.500%, due 06/25/42	4,646,502	0.6
118,000		3.800%, due 02/01/18	131,825	0.0
139,625		3.849%, due 07/01/18	157,230	0.0
97,656		3.910%, due 02/01/18	109,363	0.0
296,984		4.000%, due 09/01/40	322,238	0.0
137,483		4.010%, due 08/01/13	138,544	0.0
411,284		4.020%, due 08/01/13	414,427	0.1
84,410		4.500%, due 04/01/18	91,059	0.0
233,055		4.500%, due 06/01/18	251,412	0.0
26,542		4.500%, due 07/01/18	28,633	0.0
170,776		4.500%, due 03/01/19	184,228	0.0
93,813		4.500%, due 04/01/20	101,202	0.0
630,193		4.500%, due 08/01/33	684,312	0.1
128,178		4.500%, due 02/01/35	138,945	0.0
8,022		4.500%, due 09/01/35	8,681	0.0
611,261		4.500%, due 02/01/41	673,688	0.1
660,386		4.500%, due 04/01/41	727,829	0.1
568,416		4.561%, due 05/01/14	589,412	0.1
113,659		4.600%, due 09/01/19	132,668	0.0

48,950	4.743%, due 04/01/13	49,101	0.0
351,138	4.825%, due 08/01/14	367,032	0.1
16,121	4.858%, due 02/01/14	16,319	0.0
304,628	4.880%, due 03/01/20	341,968	0.1
302,416	4.907%, due 04/01/15	327,599	0.0
248,000	4.940%, due 08/01/15	268,107	0.0
153,270	5.000%, due 11/01/17	166,588	0.0
510,882	5.000%, due 02/01/18	555,276	0.1
509,629	5.000%, due 12/01/18	553,913	0.1
196,821	5.000%, due 07/01/19	214,970	0.0
255,349	5.000%, due 12/01/20	277,538	0.0
222,741	5.000%, due 11/01/33	242,710	0.0
254,924	5.000%, due 03/01/34	277,255	0.0
143,038	5.000%, due 05/01/34	155,505	0.0
149,923	5.000%, due 08/01/34	162,989	0.0
414,122	5.000%, due 09/01/34	450,215	0.1
237,517	5.000%, due 01/01/35	258,218	0.0
356,517	5.000%, due 06/01/35	387,143	0.1
1,020,026	5.000%, due 07/01/35	1,107,650	0.1
408,362	5.000%, due 07/01/35	444,332	0.1
293,769	5.000%, due 08/01/35	319,789	0.0
122,533	5.000%, due 09/01/35	133,059	0.0
1,219,868	5.000%, due 10/01/35	1,324,660	0.2
126,552	5.000%, due 01/01/36	137,767	0.0
148,481	5.000%, due 07/01/39	164,855	0.0
474,319	5.000%, due 10/01/39	513,879	0.1
185,350	5.000%, due 11/01/39	205,790	0.0
94,119	5.000%, due 11/01/40	104,145	0.0
143,093	5.000%, due 11/01/40	158,337	0.0
97,010	5.000%, due 01/01/41	107,345	0.0
128,210	5.000%, due 03/01/41	141,572	0.0
7,975	5.190%, due 11/01/15	8,696	0.0
91,737	5.350%, due 12/01/16	102,530	0.0
330,000	5.370%, due 05/01/18	377,005	0.1
39,676	5.450%, due 04/01/17	44,598	0.0
265,773	5.464%, due 11/01/15	292,498	0.0
206,382	5.500%, due 11/01/17	221,660	0.0
109,657	5.500%, due 01/01/18	118,132	0.0
217,493	5.500%, due 02/01/18	234,071	0.0
211,364	5.500%, due 06/01/19	231,167	0.0
87,649	5.500%, due 07/01/19	95,861	0.0
113,470	5.500%, due 07/01/19	122,949	0.0
24,511	5.500%, due 07/01/19	26,436	0.0
130,016	5.500%, due 08/01/19	140,877	0.0
37,758	5.500%, due 09/01/19	40,912	0.0
115,771	5.500%, due 09/01/19	126,618	0.0
436,818	5.500%, due 02/01/33	480,144	0.1
5,545	5.500%, due 03/01/33	6,095	0.0
11,477	5.500%, due 05/01/33	12,698	0.0
437,838	5.500%, due 06/01/33	481,265	0.1
177,727	5.500%, due 06/01/33	195,354	0.0
49,481	5.500%, due 07/01/33	54,389	0.0
1,144,212	5.500%, due 07/01/33	1,257,702	0.2
322,221	5.500%, due 11/01/33	354,181	0.1
104,778	5.500%, due 12/01/33	117,545	0.0
137,687	5.500%, due 01/01/34	151,344	0.0
76,441	5.500%, due 01/01/34	86,053	0.0
192,575	5.500%, due 01/01/34	213,060	0.0
205,650	5.500%, due 02/01/34	231,510	0.0
302,750	5.500%, due 02/01/34	332,778	0.1
114,813	5.500%, due 02/01/34	129,250	0.0
89,589	5.500%, due 02/01/34	100,855	0.0
61,486	5.500%, due 03/01/34	70,486	0.0
63,736	5.500%, due 03/01/34	73,066	0.0
57,193	5.500%, due 04/01/34	63,268	0.0
80,886	5.500%, due 04/01/34	89,477	0.0
209,186	5.500%, due 05/01/34	237,778	0.0
211,249	5.500%, due 05/01/34	240,124	0.0
176,468	5.500%, due 05/01/34	195,239	0.0
345,308	5.500%, due 05/01/34	390,780	0.1

See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

56,204	5.500%, due 06/01/34	62,182	0.0
55,780	5.500%, due 07/01/34	61,604	0.0
129,119	5.500%, due 07/01/34	142,854	0.0
112,219	5.500%, due 07/01/34	123,935	0.0
72,344	5.500%, due 07/01/34	79,327	0.0
500,477	5.500%, due 07/01/34	553,715	0.1
61,089	5.500%, due 07/01/34	67,467	0.0
46,184	5.500%, due 07/01/34	51,097	0.0
9,475	5.500%, due 09/01/34	10,481	0.0
180,524	5.500%, due 09/01/34	198,136	0.0
38,628	5.500%, due 09/01/34	43,485	0.0
466,633	5.500%, due 09/01/34	516,271	0.1
119,622	5.500%, due 09/01/34	131,169	0.0
110,235	5.500%, due 09/01/34	121,745	0.0
318,886	5.500%, due 09/01/34	352,179	0.1
16,297	5.500%, due 09/01/34	17,871	0.0
59,345	5.500%, due 09/01/34	65,102	0.0
373,760	5.500%, due 10/01/34	412,782	0.1
432,554	5.500%, due 10/01/34	478,566	0.1
194,162	5.500%, due 10/01/34	214,816	0.0
2,050	5.500%, due 11/01/34	2,279	0.0
513,726	5.500%, due 11/01/34	568,373	0.1
279,938	5.500%, due 11/01/34	309,715	0.0
335,886	5.500%, due 12/01/34	371,616	0.1
813,874	5.500%, due 12/01/34	900,448	0.1
27,016	5.500%, due 02/01/35	30,307	0.0
182,286	5.500%, due 04/01/35	201,318	0.0
7,940	5.500%, due 04/01/35	8,939	0.0
631,436	5.500%, due 09/01/35	710,838	0.1
857,541	5.500%, due 01/01/36	937,238	0.1
336,044	5.500%, due 01/01/37	367,274	0.1
302,852	5.500%, due 08/01/37	330,998	0.1
626,042	5.500%, due 08/01/37	684,224	0.1
226,660	5.500%, due 08/01/38	247,123	0.0
298,330	5.662%, due 02/01/16	334,857	0.1
189,826	5.724%, due 07/01/16	215,495	0.0
78,968	6.000%, due 02/01/17	83,937	0.0
3,080	6.000%, due 03/01/17	3,313	0.0
101,400	6.000%, due 08/01/17	109,081	0.0
50,164	6.000%, due 03/01/18	53,964	0.0
417,406	6.000%, due 11/01/18	443,672	0.1
47,377	6.000%, due 01/01/21	52,152	0.0
28,515	6.000%, due 01/01/34	31,855	0.0
43,045	6.000%, due 03/01/34	48,164	0.0
58,716	6.000%, due 03/01/34	66,164	0.0
622,186	6.000%, due 04/01/34	698,966	0.1
384,726	6.000%, due 04/01/34	433,526	0.1
285,660	6.000%, due 04/01/34	319,037	0.0
50,950	6.000%, due 05/01/34	57,413	0.0
28,593	6.000%, due 05/01/34	31,926	0.0
502,934	6.000%, due 06/01/34	566,727	0.1
46,395	6.000%, due 06/01/34	52,048	0.0
386,312	6.000%, due 06/01/34	433,381	0.1
69,461	6.000%, due 06/01/34	78,033	0.0
234,234	6.000%, due 06/01/34	261,675	0.0
255,458	6.000%, due 07/01/34	285,306	0.0
120,014	6.000%, due 07/01/34	134,636	0.0
27,440	6.000%, due 07/01/34	30,703	0.0
194,365	6.000%, due 07/01/34	216,164	0.0
163,862	6.000%, due 07/01/34	183,008	0.0
391,634	6.000%, due 08/01/34	437,393	0.1
48,354	6.000%, due 08/01/34	54,488	0.0
302,199	6.000%, due 08/01/34	337,509	0.1
20,639	6.000%, due 08/01/34	23,000	0.0
185,074	6.000%, due 10/01/34	206,299	0.0
73,065	6.000%, due 10/01/34	82,333	0.0
328,463	6.000%, due 10/01/34	366,841	0.1
15,868	6.000%, due 11/01/34	17,722	0.0
93,618	6.000%, due 11/01/34	105,493	0.0
102,816	6.000%, due 04/01/35	114,861	0.0

6,906	6.000%, due 08/01/35	7,696	0.0
33,158	6.000%, due 09/01/35	37,032	0.0
124,779	6.000%, due 09/01/35	140,606	0.0
114,627	6.000%, due 10/01/35	128,256	0.0
80,025	6.000%, due 10/01/35	89,375	0.0
2,880	6.000%, due 11/01/35	3,181	0.0
127,594	6.000%, due 12/01/35	140,947	0.0
144,825	6.000%, due 12/01/35	162,471	0.0
545,005	6.000%, due 12/01/35	608,685	0.1
2,229	6.000%, due 02/01/36	2,512	0.0
293,858	6.000%, due 03/01/36	328,193	0.1
318,739	6.000%, due 04/01/36	353,690	0.1
4,983	6.000%, due 06/01/36	5,504	0.0
161,625	6.000%, due 07/01/37	180,843	0.0
139,291	6.500%, due 06/01/31	159,443	0.0
468	6.500%, due 07/01/31	532	0.0
20,079	6.500%, due 07/01/31	22,778	0.0
364	6.500%, due 08/01/31	430	0.0
148,102	6.500%, due 09/01/31	169,567	0.0
102,582	6.500%, due 12/01/31	116,386	0.0
1,269	6.500%, due 01/01/32	1,443	0.0
2,466	6.500%, due 02/01/32	2,823	0.0
259,964	6.500%, due 07/01/32	296,080	0.0
373,525	6.500%, due 08/01/32	425,416	0.1
274,670	6.500%, due 01/01/33	312,787	0.0
57,010	6.500%, due 04/01/34	64,245	0.0
342,518	6.500%, due 08/01/34	387,623	0.1
1,637	6.500%, due 04/01/36	1,841	0.0
119,013	6.500%, due 05/01/36	133,588	0.0
64,806	6.500%, due 01/01/37	72,611	0.0
9,067	6.500%, due 02/01/37	10,190	0.0
17,257	6.500%, due 02/01/37	19,276	0.0
171,618	6.500%, due 02/01/37	192,877	0.0
417,563	6.500%, due 07/01/37	469,288	0.1
28,334	7.500%, due 02/01/30	34,443	0.0
141,371	7.500%, due 03/01/31	172,667	0.0
3,199	7.500%, due 11/01/31	3,930	0.0
507	7.500%, due 02/01/32	622	0.0
97,000	3.154%, due 02/25/18	106,478	0.0
78,392	5.500%, due 05/01/35	86,804	0.0
		54,298,937	6.4

	Government National Mortgage Association: 2.3%
1,970,000	3.000%, due 02/01/33	2,090,663	0.3
800,000	3.000%, due 01/15/43	850,750	0.1
399,099	3.500%, due 12/15/41	436,148	0.1
278,750	3.500%, due 02/15/42	305,934	0.0
815,401	3.500%, due 03/20/42	887,310	0.1
2,280,921	4.000%, due 01/20/41	2,506,357	0.3
42,038	4.500%, due 07/20/33	46,427	0.0
62,847	4.500%, due 09/15/33	69,213	0.0
275,388	4.500%, due 09/20/33	304,057	0.0
103,044	4.500%, due 12/20/34	113,771	0.0
886,330	4.500%, due 11/15/39	974,724	0.1
519,743	4.500%, due 03/15/40	579,699	0.1
1,019,504	4.500%, due 04/15/40	1,117,462	0.1
358,444	4.500%, due 06/15/40	398,560	0.1
545,510	4.500%, due 01/20/41	601,959	0.1
810,687	4.500%, due 11/20/41	892,227	0.1
42,154	5.000%, due 07/20/33	46,450	0.0
91,628	5.000%, due 03/15/34	100,723	0.0
272,953	5.000%, due 06/15/34	300,046	0.0
71,220	5.000%, due 10/15/34	78,366	0.0
1,135,999	5.000%, due 05/15/39	1,239,885	0.2
1,614,649	5.000%, due 11/20/41	1,782,298	0.2
360,015	5.500%, due 11/15/32	398,057	0.1
1,300,660	5.500%, due 05/15/33	1,437,285	0.2
204,951	5.500%, due 08/15/33	226,480	0.0
37,253	5.500%, due 08/15/33	41,166	0.0

See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

22,573	5.500%, due 12/15/33	25,205	0.0
204,536	6.000%, due 09/15/32	229,771	0.0
6,725	6.000%, due 09/15/32	7,584	0.0
1,803	6.000%, due 10/15/32	2,033	0.0
19,950	6.000%, due 10/15/32	22,755	0.0
428,666	6.000%, due 04/15/33	482,356	0.1
11,446	6.000%, due 04/15/34	12,854	0.0
85,607	6.000%, due 07/15/34	96,543	0.0
95,754	6.000%, due 07/15/34	107,987	0.0
202,718	6.000%, due 07/15/34	228,615	0.0
100,944	6.000%, due 09/15/34	113,177	0.0
206,468	6.000%, due 11/20/34	232,295	0.0
282,257	6.000%, due 02/20/35	323,210	0.0
56,098	6.000%, due 04/20/35	63,115	0.0
		19,773,517	2.3

		Other U.S. Agency Obligations: 0.1%
425,000	9.650%, due 11/02/18	621,894	0.1

	Total U.S. Government Agency Obligations (Cost $96,858,004)	103,516,469	12.2

ASSET-BACKED SECURITIES: 0.7%
		Home Equity Asset-Backed Securities: 0.2%
966,093	# Bayview Financial Revolving Mortgage Loan Trust, 1.810%, 12/28/40	610,699	0.1
543,291	GMAC Mortgage Corp. Loan Trust, 5.805%, 10/25/36	482,911	0.0
1,185,132	Residential Funding Mortgage Securities II, Inc., 5.320%, 12/25/35	713,699	0.1
		1,807,309	0.2

		Other Asset-Backed Securities: 0.5%
402,026	# Capital Trust Re CDO Ltd., 5.160%, 06/25/35	405,885	0.1
329,937	Small Business Administration, 4.770%, 04/01/24	368,737	0.0
533,860	Small Business Administration, 4.990%, 09/01/24	603,053	0.1
1,902,112	Small Business Administration, 5.110%, 08/01/25	2,135,103	0.2
552,958	Small Business Administration, 5.180%, 05/01/24	619,908	0.1
		4,132,686	0.5

	Total Asset-Backed Securities (Cost $6,414,587)	5,939,995	0.7
	Total Long-Term Investments (Cost $708,823,570)	842,076,743	98.9

SHORT-TERM INVESTMENTS: 0.5%
	Securities Lending Collateralcc(1): 0.5%
1,005,487	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,005,504, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $1,025,597, due 08/01/27-01/01/43)	1,005,487	0.1
1,005,487	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,005,498, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,025,597, due 10/01/16-12/20/42)	1,005,487	0.1
211,612	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $211,614, collateralized by various U.S. Government Securities, 0.750%- 1.625%, Market Value plus accrued interest $215,845, due 10/31/17-08/15/22)	211,612	0.1
1,005,487	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%- 0.19%, due 01/02/13 (Repurchase Amount $1,005,497, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $1,025,597, due 08/09/13-06/20/42)	1,005,487	0.1

See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

1,005,487	Royal Bank of Canada, Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $1,005,497, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $1,025,597, due 10/01/32-01/01/43)	1,005,487	0.1
		4,233,560	0.5

	Total Short-Term Investments (Cost $4,233,560)	4,233,560	0.5

	Total Investments in Securities (Cost $713,057,130)	$846,310,303	99.4
	Assets in Excess of Other Liabilities	5,294,779	0.6

	Net Assets	$851,605,082	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
W	Settlement is on a when-issued or delayed-delivery basis.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $735,603,972.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$142,202,829
Gross Unrealized Depreciation	(31,496,498)

Net Unrealized Appreciation	$110,706,331

See Accompanying Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$57,823,771	$–	$–	$57,823,771
Consumer Staples	55,891,764	16,525,651	–	72,417,415
Energy	53,394,032	–	–	53,394,032
Financials	109,679,098	–	–	109,679,098
Health Care	59,764,922	3,101,119	–	62,866,041
Industrials	81,045,251	–	–	81,045,251
Information Technology	35,430,282	–	–	35,430,282
Materials	16,120,002	–	–	16,120,002
Telecommunication Services	10,595,806	7,044,227	–	17,640,033
Utilities	9,266,946	–	–	9,266,946

Total Common Stock	489,011,874	26,670,997	–	515,682,871

Preferred Stock	1,352,585	844,928	–	2,197,513
Corporate Bonds/Notes	–	88,008,049	–	88,008,049
Collateralized Mortgage Obligations	–	14,715,058	–	14,715,058
Municipal Bonds	–	1,318,653	–	1,318,653
Short-Term Investments	–	4,233,560	–	4,233,560
U.S. Treasury Obligations	–	106,698,801	–	106,698,801
Asset-Backed Securities	–	5,534,110	405,885	5,939,995
U.S. Government Agency Obligations	–	103,516,469	–	103,516,469
Foreign Government Bonds	–	3,999,334	–	3,999,334

Total Investments, at fair value	$ 490,364,459	$355,539,959	$405,885	$846,310,303

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING MFS UTILITIES PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 91.2%
		Consumer Discretionary: 11.6%
3,241,900		Astro Malaysia Holdings Bhd	3,180,412	0.5
24,910	@	Charter Communications, Inc.	1,899,138	0.3
611,880		Comcast Corp. – Special Class A	21,997,086	3.7
60,493		Kabel Deutschland Holding AG	4,553,067	0.8
67,260	@	Liberty Global, Inc.	4,236,707	0.7
12,270		News Corp. - Class A	313,376	0.1
135,876		Time Warner Cable, Inc.	13,205,789	2.2
526,550		Virgin Media, Inc.	19,350,713	3.3
			68,736,288	11.6

		Energy: 13.1%
57,360		Cabot Oil & Gas Corp.	2,853,087	0.5
44,850	@	Cheniere Energy, Inc.	842,283	0.1
24,860		El Paso Pipeline Partners L.P.	919,074	0.2
64,560		Enbridge, Inc.	2,792,170	0.5
145,920		EQT Corp.	8,606,362	1.5
555,291		Kinder Morgan, Inc./Delaware	19,618,431	3.3
28,860		Noble Energy, Inc.	2,936,216	0.5
184,440		QEP Resources, Inc.	5,582,999	0.9
368,280		Spectra Energy Corp.	10,083,506	1.7
25,130		TransCanada Corp.	1,187,909	0.2
392,661		Williams Cos., Inc.	12,855,721	2.2
150,950		Williams Partners L.P.	7,345,227	1.2
132,430	@	WPX Energy, Inc.	1,970,558	0.3
			77,593,543	13.1

		Financials: 0.8%
61,940		American Tower Corp.	4,786,104	0.8

		Telecommunication Services: 14.3%
3,960,170		Bezeq Israeli Telecommunication Corp., Ltd.	4,587,098	0.8
456,760		BT Group PLC	1,742,640	0.3
193,230	@	Cellcom Israel Ltd.	1,599,944	0.3
108,469		CenturyTel, Inc.	4,243,307	0.7
508,000		China Unicom Ltd.	825,971	0.1
119,377		Empresa Nacional de Telecom	2,468,405	0.4
488,400		Frontier Communications Corp.	2,090,352	0.3
341,195		Mobile Telesystems OJSC ADR	6,363,287	1.1
258,144		Portugal Telecom SGPS S.A.	1,285,512	0.2
59,030	@	SBA Communications Corp.	4,192,311	0.7
959,736		TDC A/S	6,799,847	1.1
9,454,540		Telecom Italia S.p.A. RNC	7,524,820	1.3
196,130		Telefonica Brasil SA ADR	4,718,888	0.8
196,610	#,@	Telefonica Deutschland Holding AG	1,498,450	0.3

329,229		Tim Participacoes SA ADR	6,525,319	1.1
429,560	@	Turkcell Iletisim Hizmet AS	2,791,332	0.5
148,090		Verizon Communications, Inc.	6,407,854	1.1
2,214,034		Vodafone Group PLC	5,573,339	0.9
389,670		Windstream Corp.	3,226,468	0.5
4,567,000		XL Axiata Tbk PT	2,709,943	0.5
229,750		Ziggo NV	7,508,725	1.3
			84,683,812	14.3

		Utilities: 51.4%
954,140		AES Corp.	10,209,298	1.7
317,360		AES Gener SA	203,806	0.0
79,870		AGL Energy Ltd.	1,284,001	0.2
23,070		AGL Resources, Inc.	922,108	0.2
3,122,049		Aguas Andinas SA	2,215,465	0.4
6,550		Alliant Energy Corp.	287,610	0.1
202,220		American Electric Power Co., Inc.	8,630,750	1.5
121,125		APA Group	699,261	0.1
17,770		Atmos Energy Corp.	624,082	0.1
759,100	@	Calpine Corp.	13,762,483	2.3
303,570		CenterPoint Energy, Inc.	5,843,723	1.0
116,697		CEZ A/S	4,174,701	0.7
13,000		Cheung Kong Infrastructure Holdings Ltd.	80,301	0.0
53,920	@	China Hydroelectric Corp. ADR ADR	92,742	0.0
2,375,000		China Longyuan Power Group Corp.	1,671,243	0.3
124,000		China Resources Gas Group Ltd.	257,105	0.1
61,600		Cia de Saneamento Basico do Estado de Sao Paulo	2,613,525	0.4
115,180		Cia Paranaense de Energia ADR	1,768,013	0.3
185,100		Cia Paranaense de Energia	2,865,773	0.5
7,120		Cleco Corp.	284,871	0.0
372,000		CLP Holdings Ltd.	3,125,483	0.5
814,120		CMS Energy Corp.	19,848,246	3.4
114,700		Cia de Saneamento de Minas Gerais-COPASA	2,450,855	0.4
23,520		Dominion Resources, Inc.	1,218,336	0.2
23,980		DTE Energy Co.	1,439,999	0.2
137,910		Duke Energy Corp.	8,798,658	1.5
352,490		Edison International	15,929,023	2.7
764,800		EDP - Energias do Brasil S.A.	4,665,373	0.8
1,862,429	@	EDP Renovaveis S.A.	9,877,329	1.7
385,436		Enagas	8,257,643	1.4
2,542,858	@	Enel OGK - 5 OJSC	135,150	0.0
73,220		Energen Corp.	3,301,490	0.6
5,346,998		Energias de Portugal S.A.	16,264,508	2.8
220,310		Exelon Corp.	6,552,019	1.1
219,500		FirstEnergy Corp.	9,166,320	1.6
17,150		Gas Natural SDG S.A.	309,171	0.1
320,492		Gaz de France	6,600,912	1.1
171,430		Great Plains Energy, Inc.	3,481,743	0.6

See Accompanying Notes to Financial Statements

ING MFS UTILITIES PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

887,077		Iberdrola S.A.	4,954,090	0.8
85,310		ITC Holdings Corp.	6,561,192	1.1
309,350		Light S.A.	3,372,255	0.6
205,559		National Grid PLC	2,357,653	0.4
118,760		NextEra Energy, Inc.	8,217,004	1.4
312,080		NiSource, Inc.	7,767,671	1.3
149,810		Northeast Utilities	5,854,575	1.0
598,649		NRG Energy, Inc.	13,762,941	2.3
156,220		NV Energy, Inc.	2,833,831	0.5
177,680		OGE Energy Corp.	10,005,161	1.7
9,588,316	@	E.ON Russia OJSC	824,196	0.1
117,390		Oneok, Inc.	5,018,423	0.8
105,280		Pacific Gas & Electric Co.	4,230,150	0.7
52,990		Portland General Electric Co.	1,449,806	0.2
264,910		PPL Corp.	7,584,373	1.3
371,810		Public Service Enterprise Group, Inc.	11,377,386	1.9
135,004		Red Electrica de Espana	6,668,681	1.1
59,250		RWE AG	2,457,553	0.4
231,113		Scottish & Southern Energy PLC	5,376,666	0.9
102,890		Sempra Energy	7,299,017	1.2
119,150		Suez Environnement S.A.	1,437,292	0.3
139,650		Terna Participacoes SA	1,486,872	0.3
86,900		Tractebel Energia S.A.	1,415,441	0.2
76,230		Xcel Energy, Inc.	2,036,103	0.3
			304,261,451	51.4

		Total Common Stock (Cost $479,759,731)	540,061,198	91.2

PREFERRED STOCK: 4.7%
		Utilities: 4.7%
484,250		Cia Energetica de Minas Gerais	5,345,079	0.9
81,520	@	NextEra Energy, Inc.	4,080,891	0.7
107,060	@	NextEra Energy, Inc. - Convertible	5,674,180	1.0
118,230	@	PPL Corp.	6,237,815	1.0
117,600	@	PPL Corp.	6,318,648	1.1

		Total Preferred Stock (Cost $28,660,448)	27,656,613	4.7

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 2.7%
		Consumer Discretionary: 0.7%
2,156,000		Virgin Media, Inc., 6.500%, 11/15/16	4,448,098	0.7

		Energy: 0.6%
3,235,000		EP Energy, LLC / EP Energy Finance, Inc., 9.375%, 05/01/20	3,663,637	0.6

		Telecommunication Services: 0.8%
1,891,000		SBA Communications Corp., 4.000%, 10/01/14	4,480,488	0.8

		Utilities: 0.6%
2,005,000	GenOn Energy, Inc., 9.875%, 10/15/20	2,325,800	0.4
910,000	# Viridian Group FundCo II, 11.125%, 04/01/17	950,950	0.2
		3,276,750	0.6

	Total Corporate Bonds/Notes (Cost $10,993,241)	15,868,973	2.7

	Total Investments in Securities (Cost $519,413,420)	$583,586,784	98.6
	Assets in Excess of Other Liabilities	8,441,283	1.4

	Net Assets	$592,028,067	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $522,208,554.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$89,741,117
Gross Unrealized Depreciation	(28,362,887)

Net Unrealized Appreciation	$61,378,230

See Accompanying Notes to Financial Statements

ING MFS UTILITIES PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$64,183,221	$4,553,067	$–	$68,736,288
Energy	77,593,543	–	–	77,593,543
Financials	4,786,104	–	–	4,786,104
Telecommunication Services	50,843,310	33,840,502	–	84,683,812
Utilities	231,623,213	72,638,238	–	304,261,451

Total Common Stock	429,029,391	111,031,807	–	540,061,198

Preferred Stock	9,425,970	18,230,643	–	27,656,613
Corporate Bonds/Notes	–	15,868,973	–	15,868,973

Total Investments, at fair value	$ 438,455,361	$145,131,423	$–	$583,586,784

Other Financial Instruments+
Forward Foreign Currency Contracts	–	210,299	–	210,299

Total Assets	$438,455,361	$145,341,722	$–	$583,797,083

Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$–	$(1,407,868)	$–	$(1,407,868)

Total Liabilities	$–	$(1,407,868)	$–	$(1,407,868)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING MFS Utilities Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

Barclays Bank PLC	British Pound	251,499	Buy	01/11/13	$405,030	$408,540	$3,510
Barclays Bank PLC	British Pound	128,735	Buy	01/11/13	206,625	209,119	2,494
Barclays Bank PLC	British Pound	218,043	Buy	01/11/13	351,117	354,193	3,076
Barclays Bank PLC	British Pound	37,813	Buy	01/11/13	60,644	61,423	779
Barclays Bank PLC	British Pound	201,448	Buy	01/11/13	322,834	327,235	4,401
Credit Suisse Group AG	EU Euro	433,759	Buy	01/11/13	570,805	572,584	1,779
Credit Suisse Group AG	EU Euro	284,345	Buy	01/11/13	367,954	375,350	7,396
Credit Suisse Group AG	EU Euro	451,545	Buy	01/11/13	584,370	596,062	11,692
Credit Suisse Group AG	EU Euro	40,060	Buy	01/11/13	51,406	52,881	1,475
Credit Suisse Group AG	British Pound	485,708	Buy	01/11/13	774,184	788,991	14,807
Credit Suisse Group AG	British Pound	231,976	Buy	01/11/13	370,655	376,825	6,170
Credit Suisse Group AG	EU Euro	230,433	Buy	01/11/13	298,165	304,184	6,019
Credit Suisse Group AG	British Pound	257,063	Buy	01/11/13	409,627	417,577	7,950
Credit Suisse Group AG	EU Euro	143,300	Buy	01/11/13	188,227	189,164	937
Credit Suisse Group AG	EU Euro	281,045	Buy	01/11/13	364,341	370,993	6,652
Deutsche Bank AG	EU Euro	557,495	Buy	01/11/13	734,970	735,922	952

See Accompanying Notes to Financial Statements

ING MFS UTILITIES PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Deutsche Bank AG	EU Euro	50,920	Buy	01/11/13	65,860	67,217	1,357
Deutsche Bank AG	British Pound	249,536	Buy	01/11/13	401,029	405,350	4,321
Deutsche Bank AG	EU Euro	137,373	Buy	01/11/13	178,096	181,340	3,244
Deutsche Bank AG	British Pound	223,833	Buy	01/11/13	358,327	363,597	5,270
Deutsche Bank AG	British Pound	457,911	Buy	01/11/13	733,378	743,838	10,460
Deutsche Bank AG	EU Euro	105,177	Buy	01/11/13	136,461	138,839	2,378
Deutsche Bank AG	EU Euro	122,872	Buy	01/11/13	159,579	162,197	2,618
Deutsche Bank AG	EU Euro	484,047	Buy	01/11/13	627,305	638,967	11,662
Goldman Sachs & Co.	British Pound	204,827	Buy	01/11/13	330,354	332,725	2,371
JPMorgan Chase & Co.	British Pound	69,162	Buy	01/11/13	112,345	112,348	3
JPMorgan Chase & Co.	EU Euro	382,143	Buy	01/11/13	489,568	504,449	14,881
JPMorgan Chase & Co.	British Pound	164,822	Buy	01/11/13	264,207	267,739	3,532
Merrill Lynch & Co., Inc.	EU Euro	134,180	Buy	01/11/13	172,288	177,123	4,835
Merrill Lynch & Co., Inc.	EU Euro	138,977	Buy	01/11/13	181,706	183,457	1,751
Merrill Lynch & Co., Inc.	EU Euro	132,671	Buy	01/11/13	173,461	175,133	1,672
UBS Warburg LLC	British Pound	100,944	Buy	01/11/13	163,093	163,975	882
UBS Warburg LLC	EU Euro	238,927	Buy	01/11/13	315,923	315,395	(528)
UBS Warburg LLC	EU Euro	942,071	Buy	01/11/13	1,247,760	1,243,582	(4,178)
UBS Warburg LLC	British Pound	230,319	Buy	01/11/13	374,619	374,133	(486)
UBS Warburg LLC	EU Euro	1,803,781	Buy	01/11/13	2,348,013	2,381,083	33,070
UBS Warburg LLC	British Pound	95,201	Buy	01/11/13	152,542	154,645	2,103
UBS Warburg LLC	EU Euro	164,462	Buy	01/11/13	212,850	217,098	4,248
UBS Warburg LLC	EU Euro	179,609	Buy	01/11/13	231,270	237,093	5,823
UBS Warburg LLC	EU Euro	412,243	Buy	01/11/13	532,235	544,182	11,947

							$203,325

Barclays Bank PLC	British Pound	99,794	Sell	01/11/13	$160,469	$162,107	$(1,638)
Barclays Bank PLC	British Pound	114,237	Sell	01/11/13	183,259	185,567	(2,308)
Barclays Bank PLC	British Pound	6,361	Sell	01/11/13	10,271	10,333	(62)
Barclays Bank PLC	British Pound	9,225,754	Sell	01/11/13	14,749,259	14,986,459	(237,200)
Credit Suisse Group AG	EU Euro	287,427	Sell	01/11/13	380,363	379,418	945
Credit Suisse Group AG	EU Euro	66,515	Sell	01/11/13	88,022	87,803	219
Credit Suisse Group AG	EU Euro	51,509	Sell	01/11/13	66,098	67,995	(1,897)
Credit Suisse Group AG	British Pound	231,085	Sell	01/11/13	367,502	375,379	(7,877)
Credit Suisse Group AG	EU Euro	102,161	Sell	01/11/13	131,886	134,857	(2,971)
Credit Suisse Group AG	EU Euro	45,353	Sell	01/11/13	58,683	59,868	(1,185)
Credit Suisse Group AG	EU Euro	153,645	Sell	01/11/13	201,814	202,819	(1,005)
Deutsche Bank AG	EU Euro	38,773	Sell	01/11/13	51,116	51,182	(66)
Deutsche Bank AG	EU Euro	82,262	Sell	01/11/13	108,944	108,589	355
Deutsche Bank AG	EU Euro	5,672	Sell	01/11/13	7,438	7,488	(50)
Deutsche Bank AG	British Pound	9,225,754	Sell	01/11/13	14,746,538	14,986,459	(239,921)
Deutsche Bank AG	EU Euro	5,889,146	Sell	01/11/13	7,588,353	7,773,971	(185,618)
JPMorgan Chase & Co.	EU Euro	16,864	Sell	01/11/13	22,261	22,261	0
JPMorgan Chase & Co.	EU Euro	5,889,146	Sell	01/11/13	7,589,437	7,773,972	(184,535)
JPMorgan Chase & Co.	EU Euro	8,449,507	Sell	01/11/13	10,889,015	11,153,778	(264,763)
Merrill Lynch & Co., Inc.	EU Euro	52,123	Sell	01/11/13	67,469	68,805	(1,336)
UBS Warburg LLC	EU Euro	39,813	Sell	01/11/13	52,629	52,556	73
UBS Warburg LLC	EU Euro	42,749	Sell	01/11/13	56,620	56,430	190
UBS Warburg LLC	EU Euro	27,260	Sell	01/11/13	35,655	35,985	(330)
UBS Warburg LLC	EU Euro	517,337	Sell	01/11/13	671,193	682,911	(11,718)
UBS Warburg LLC	EU Euro	21,323,145	Sell	03/18/13	27,905,771	28,163,967	(258,196)

							$(1,400,894)

See Accompanying Notes to Financial Statements

ING MFS UTILITIES PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Asset Derivatives

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$210,299

Total Asset Derivatives		$210,299

Liability Derivatives

Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,407,868

Total Liability Derivatives		$1,407,868

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*

Foreign exchange contracts	$888,476

Total	$888,476

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*

Foreign exchange contracts	$(3,280,795)

Total	$(3,280,795)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.1%
		Finland: 1.2%
74,917		Kone OYJ	5,540,871	1.2

		France: 6.6%
171,770		Legrand S.A.	7,289,284	1.6
236,734		Sanofi-Aventis SA	22,449,580	5.0
			29,738,864	6.6

		Germany: 4.0%
223,424		SAP AG	17,966,216	4.0

		Ireland: 4.5%
305,965	@	Accenture PLC	20,346,673	4.5

		Italy: 1.3%
763,606		Davide Campari-Milano S.p.A.	5,868,230	1.3

		Netherlands: 1.9%
759,606	@	DE Master Blenders 1753 NV	8,726,937	1.9

		Sweden: 3.7%
489,864		Swedish Match AB	16,444,696	3.7

		Switzerland: 9.7%
664,860		Nestle S.A.	43,377,774	9.7

		United Kingdom: 35.4%
269,892		Admiral Group PLC	5,141,076	1.1
842,615		British American Tobacco PLC	42,834,518	9.5
551,575		Diageo PLC	16,065,597	3.6
368,681		Experian Group Ltd.	5,942,034	1.3
696,164		Imperial Tobacco Group PLC	26,991,504	6.0
476,402		Reckitt Benckiser PLC	30,241,952	6.7
829,711		Unilever PLC	32,251,784	7.2
			159,468,465	35.4

		United States: 28.8%
383,252		Dr Pepper Snapple Group, Inc.	16,932,073	3.8
218,151	@,L	Herbalife Ltd.	7,185,894	1.6
160,723		Kraft Foods Group, Inc.	7,308,075	1.6
145,340		Mead Johnson Nutrition Co.	9,576,452	2.1
699,344		Microsoft Corp.	18,693,465	4.2
336,327		Mondelez International, Inc.	8,566,249	1.9
156,502		Moody’s Corp.	7,875,181	1.7
70,426		Nike, Inc.	3,633,982	0.8
240,333		Philip Morris International, Inc.	20,101,452	4.5
281,508		Procter & Gamble Co.	19,111,578	4.2
70,711		Visa, Inc.	10,718,373	2.4
			129,702,774	28.8

	Total Common Stock (Cost $353,464,234)		437,181,500	97.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.3%
	Securities Lending Collateralcc(1): 1.3%
1,380,303	Cantor Fitzgerald, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,380,326, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $1,407,909, due 07/15/13-08/01/46)	1,380,303	0.3
1,380,303	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,380,318, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,407,909, due 10/01/16-12/20/42)	1,380,303	0.3
290,483	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $290,486, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $296,293, due 10/31/17-08/15/22)	290,483	0.1
1,380,303	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $1,380,317, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $1,407,909, due 08/09/13-06/20/42)	1,380,303	0.3

See Accompanying Notes to Financial Statements

ING MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

1,380,303	Royal Bank of Canada, Repurchase Agreement dated 12/26/12, 0.18%, due 01/02/13 (Repurchase Amount $1,380,351, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $1,407,909, due 10/01/32-01/01/43)	1,380,303	0.3
		5,811,695	1.3

	Total Short-Term Investments (Cost $5,811,695)	5,811,695	1.3

	Total Investments in Securities (Cost $359,275,929)	$442,993,195	98.4
	Assets in Excess of Other Liabilities	6,998,026	1.6

	Net Assets	$449,991,221	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $360,614,194.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$86,685,972
Gross Unrealized Depreciation	(4,306,971)

Net Unrealized Appreciation	$82,379,001

Sector Diversification	Percentage of Net Assets
Consumer Staples	69.3%
Information Technology	15.1
Health Care	5.0
Industrials	4.1
Financials	2.8
Consumer Discretionary	0.8
Short-Term Investments	1.3
Assets in Excess of Other Liabilities	1.6

Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Finland	$–	$5,540,871	$–	$5,540,871
France	–	29,738,864	–	29,738,864
Germany	–	17,966,216	–	17,966,216
Ireland	20,346,673	–	–	20,346,673
Italy	–	5,868,230	–	5,868,230
Netherlands	–	8,726,937	–	8,726,937
Sweden	–	16,444,696	–	16,444,696
Switzerland	–	43,377,774	–	43,377,774
United Kingdom	–	159,468,465	–	159,468,465
United States	129,702,774	–	–	129,702,774

Total Common Stock	150,049,447	287,132,053	–	437,181,500

Short-Term Investments	–	5,811,695	–	5,811,695

Total Investments, at fair value	$ 150,049,447	$292,943,748	$–	$442,993,195

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 18.6%
		Consumer Staples: 1.3%
1,849,000	#	Kraft Foods, Inc., 6.125%, 08/23/18	2,267,142	0.1
651,000		Kraft Foods, Inc., 6.125%, 02/01/18	792,721	0.0
1,100,000		Kraft Foods, Inc., 6.875%, 02/01/38	1,521,864	0.0
5,500,000	#	President and Fellows of Harvard College, 6.000%, 01/15/19	6,852,461	0.2
21,500,000	#	President and Fellows of Harvard College, 6.500%, 01/15/39	31,622,458	0.9
1,200,000		Reynolds American, Inc., 7.625%, 06/01/16	1,436,447	0.0
5,000,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC / Reynolds Group Issuer Lu, 6.875%, 02/15/21	5,412,500	0.1
			49,905,593	1.3

		Energy: 1.9%
625,000		El Paso Corp., 7.800%, 08/01/31	730,406	0.0
223,917		Gazprom OAO, 7.201%, 02/01/20	252,554	0.0
200,000	#	Gazprom Via Gaz Capital SA, 5.092%, 11/29/15	214,776	0.0
400,000		Morgan Stanley Bank AG for OAO Gazprom, 9.625%, 03/01/13	405,980	0.0
1,000,000	#	OAO Novatek Via Novatek Finance Ltd., 5.326%, 02/03/16	1,076,250	0.0
1,067,000	#,L	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, 06/30/21	1,203,042	0.1
21,100,000		Petrobras International Finance Co., 7.875%, 03/15/19	26,442,267	0.7
9,000,000		Petrobras International Finance Co. - Pifco, 3.875%, 01/27/16	9,537,831	0.3
14,900,000		Petroleos Mexicanos, 8.000%, 05/03/19	19,556,250	0.5
700,000		TNK-BP Finance SA, 7.500%, 07/18/16	813,750	0.0
1,700,000	#	TransCapitalInvest Ltd. for OJSC AK Transneft, 8.700%, 08/07/18	2,208,300	0.1
4,000,000		Transocean, Inc., 4.950%, 11/15/15	4,382,300	0.1
2,700,000		White Nights Finance BV for Gazprom, 10.500%, 03/25/14	2,965,950	0.1
			69,789,656	1.9

		Financials: 13.7%
3,100,000		AGFS Funding Co., 5.500%, 05/10/17	3,087,408	0.1
CAD 4,000,000		American International Group, Inc., 4.900%, 06/02/14	4,113,332	0.1
500,000		American International Group, Inc., 5.450%, 05/18/17	575,211	0.0
10,600,000		American International Group, Inc., 5.850%, 01/16/18	12,554,714	0.3
EUR 1,211,000		American International Group, Inc., 6.797%, 11/15/17	1,948,121	0.1
300,000		American International Group, Inc., 8.250%, 08/15/18	394,945	0.0
200,000		GMAC, Inc., 6.750%, 12/01/14	217,000	0.0
12,200,000		Ally Financial, Inc., 3.510%, 02/11/14	12,463,764	0.3
500,000		Ally Financial, Inc., 3.709%, 06/20/14	513,985	0.0
600,000		Ally Financial, Inc., 4.500%, 02/11/14	618,750	0.0
100,000		Ally Financial, Inc., 4.625%, 06/26/15	104,308	0.0
5,100,000		Ally Financial, Inc., 5.500%, 02/15/17	5,479,328	0.1
1,000,000		Ally Financial, Inc., 7.500%, 12/31/13	1,058,750	0.0
3,600,000		Ally Financial, Inc., 7.500%, 09/15/20	4,360,500	0.1
14,000,000		Ally Financial, Inc., 8.300%, 02/12/15	15,627,500	0.4
3,900,000		American Express Co., 7.000%, 03/19/18	4,931,172	0.1
2,700,000		American Express Credit Corp., 5.875%, 05/02/13	2,748,989	0.1
5,900,000		American Express Credit Corp., 7.300%, 08/20/13	6,154,414	0.2
4,800,000	#	ANZ New Zealand Int’l Ltd., 6.200%, 07/19/13	4,927,262	0.1
5,000,000	#	Australia & New Zealand Banking Group Ltd., 2.125%, 01/10/14	5,071,630	0.1
7,000,000	#	Banco Santander Brazil SA/Cayman Islands, 2.408%, 03/18/14	6,977,096	0.2
23,500,000		Bank of America Corp., 6.500%, 08/01/16	27,151,806	0.7
13,600,000		Bank of America NA, 0.588%, 06/15/16	12,995,412	0.4
1,200,000	#	Bank of China Hong Kong Ltd., 5.550%, 02/11/20	1,354,711	0.0
2,300,000	#	Bank of Montreal, 2.850%, 06/09/15	2,430,525	0.1
2,500,000	#	Bank of Nova Scotia, 1.650%, 10/29/15	2,574,315	0.1
200,000	#	Bank of Nova Scotia, 1.950%, 01/30/17	208,492	0.0

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

500,000		Barclays Bank PLC, 2.375%, 01/13/14	508,569	0.0
400,000		Barclays Bank PLC, 5.200%, 07/10/14	425,764	0.0
1,400,000	#	BBVA, 4.500%, 03/10/16	1,494,500	0.0
2,700,000	#	BBVA Bancomer SA/Texas, 6.500%, 03/10/21	3,010,500	0.1
8,900,000		BNP Paribas, 1.205%, 01/10/14	8,929,308	0.2
8,190,000	#,L	BNP Paribas, 5.186%, 06/29/49	7,944,300	0.2
1,000,000	#	BPCE S.A., 2.375%, 10/04/13	1,010,690	0.0
900,000	#	CIT Group, Inc., 5.250%, 04/01/14	936,000	0.0
18,300,000		Citigroup, Inc., 5.500%, 04/11/13	18,489,808	0.5
4,700,000	#	Commonwealth Bank of Australia, 6.024%, 03/29/49	4,801,398	0.1
2,137,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	2,907,938	0.1
1,800,000	#	DAI-ICHI Mutual Life, 7.250%, 12/29/49	2,053,228	0.1
25,900,000	#	Dexia Credit Local, 0.711%, 03/05/13	25,861,409	0.7
1,900,000		Export-Import Bank of Korea, 5.125%, 06/29/20	2,190,858	0.1
19,200,000		Export-Import Bank of Korea, 5.875%, 01/14/15	21,066,778	0.6
1,100,000		Ford Motor Credit Co., LLC, 5.875%, 08/02/21	1,281,962	0.0
4,100,000		Ford Motor Credit Co., LLC, 7.000%, 04/15/15	4,581,906	0.1
1,700,000		Ford Motor Credit Co., LLC, 8.000%, 12/15/16	2,056,376	0.1
1,900,000		Ford Motor Credit Co., LLC, 8.700%, 10/01/14	2,137,466	0.1
4,000,000		General Electric Capital Services, Inc., 7.500%, 08/21/35	5,672,132	0.2
3,200,000		HSBC USA, Inc., 1.625%, 01/16/18	3,205,530	0.1
2,300,000	#	International Lease Finance Corp., 6.750%, 09/01/16	2,593,250	0.1
4,800,000	#	Intesa Sanpaolo SpA, 2.712%, 02/24/14	4,795,973	0.1
EUR 1,900,000		JPMorgan Chase & Co., 0.434%, 09/26/13	2,510,636	0.1
1,300,000		JPMorgan Chase & Co., 3.150%, 07/05/16	1,378,065	0.0
GBP 2,400,000	L	LBG Capital No.1 PLC, 7.588%, 05/12/20	4,103,380	0.1
GBP 2,700,000	L	Llyods, 7.867%, 12/17/19	4,627,268	0.1
EUR 1,300,000		Llyods, 8.875%, 02/07/20	1,842,908	0.1
GBP 1,300,000	L	Llyods, 15.000%, 12/21/19	3,019,867	0.1
200,000		Merrill Lynch & Co., Inc., 6.500%, 07/15/18	233,345	0.0
12,100,000		Merrill Lynch & Co., Inc., 6.875%, 11/15/18	14,824,146	0.4
8,600,000		Merrill Lynch & Co., Inc., 6.875%, 04/25/18	10,374,937	0.3
6,700,000		Morgan Stanley, 1.293%, 04/29/13	6,715,732	0.2
2,000,000		Morgan Stanley, 5.950%, 12/28/17	2,266,488	0.1

1,600,000		Morgan Stanley, 6.250%, 08/28/17	1,832,558	0.0
7,800,000	#	National Australia Bank Ltd., 1.025%, 04/11/14	7,850,872	0.2
4,000,000	#	National Australia Bank Ltd., 5.350%, 06/12/13	4,090,512	0.1
DKK 38,024,015		Nykredit Realkredit A/S, 1.319%, 10/01/38	6,861,719	0.2
DKK 11,577,966		Nykredit Realkredit A/S, 1.319%, 04/01/38	2,081,137	0.1
1,200,000	#	Pacific LifeCorp, 6.000%, 02/10/20	1,340,384	0.0
2,000,000	#	Pricoa Global Funding I, 0.510%, 09/27/13	2,001,448	0.1
3,300,000		Principal Life Income Funding Trusts, 5.300%, 04/24/13	3,347,484	0.1
12,000,000	#	RCI Banque SA, 2.175%, 04/11/14	11,999,184	0.3
DKK 11,450,888		Realkredit Danmark A/S, 1.420%, 01/01/38	2,075,515	0.1
DKK 37,921,934		Realkredit Danmark A/S, 1.420%, 01/01/38	6,853,361	0.2
1,500,000	#	Resona Bank Ltd., 5.850%, 09/29/49	1,615,351	0.0
3,900,000	#,L	Royal Bank of Scotland PLC, 6.990%, 10/29/49	3,724,500	0.1
800,000	#	Sberbank of Russia Via SB Capital SA, 6.125%, 02/07/22	916,000	0.0
500,000		SLM Corp., 8.450%, 06/15/18	587,500	0.0
2,000,000		SLM Corp., 5.000%, 10/01/13	2,057,500	0.1
3,300,000		SLM Corp., 5.375%, 01/15/13	3,304,738	0.1
19,400,000		SLM Corp., 8.000%, 03/25/20	22,261,500	0.6
1,300,000	#	Societe Generale, 1.355%, 04/11/14	1,302,522	0.0
300,000	#,L	Societe Generale, 5.922%, 04/29/49	277,422	0.0
4,000,000		Springleaf Finance Corp., 6.900%, 12/15/17	3,600,000	0.1
30,200,000	#	SSIF Nevada L.P., 1.005%, 04/14/14	30,378,754	0.8
3,100,000	#	State Bank of India/London, 4.500%, 07/27/15	3,253,636	0.1

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

2,200,000	#	Sumitomo Mitsui Banking Corp., 1.950%, 01/14/14	2,222,618	0.1
600,000	#	Sydney Air, 5.125%, 02/22/21	667,814	0.0
2,700,000	#	Temasek Financial I Ltd., 4.300%, 10/25/19	3,111,064	0.1
6,000,000		USB Capital IX, 1.325%, 10/29/49	5,431,020	0.1
2,500,000	+	Vesey Street Investment Trust I, 4.404%, 09/01/16	2,699,235	0.1
5,715,000		Wachovia Corp., 0.653%, 10/28/15	5,632,670	0.2
26,000,000		Wells Fargo & Co., 7.980%, 03/29/49	29,965,000	0.8
3,000,000	#	Westpac Banking Corp., 0.814%, 07/16/14	3,014,202	0.1
10,100,000	#	Westpac Banking Corp., 3.585%, 08/14/14	10,592,809	0.3
			507,445,884	13.7

		Foreign Government Bonds: 0.6%
CAD 600,000		Province of Ontario Canada, 2.850%, 06/02/23	602,690	0.0
CAD 10,300,000		Province of Ontario Canada, 4.000%, 06/02/21	11,467,099	0.3
CAD 7,200,000		Province of Ontario Canada, 6.500%, 03/08/29	10,213,186	0.3
CAD 200,000		Province of Quebec Canada, 4.500%, 12/01/16	221,866	0.0
CAD 700,000		Province of Quebec Canada, 4.500%, 12/01/20	800,774	0.0
			23,305,615	0.6

		Health Care: 0.5%
12,700,000		Amgen, Inc., 6.150%, 06/01/18	15,441,663	0.4
2,800,000		UnitedHealth Group, Inc., 4.875%, 02/15/13	2,814,234	0.1
			18,255,897	0.5

		Industrials: 0.1%
1,500,000		Goodrich Corp., 6.290%, 07/01/16	1,753,831	0.1
1,200,000		Union Pacific Corp., 4.163%, 07/15/22	1,358,598	0.0
103,694	±	United Air Lines, Inc., 9.350%, 04/07/16	30,590	0.0
			3,143,019	0.1

		Materials: 0.2%
1,100,000	#	Braskem Finance Ltd., 5.750%, 04/15/21	1,163,250	0.0
4,200,000	#	Corp. Nacional del Cobre de Chile - CODELCO, 7.500%, 01/15/19	5,428,324	0.1
1,500,000		Vale Overseas Ltd., 6.875%, 11/10/39	1,883,328	0.1
			8,474,902	0.2

		Telecommunication Services: 0.2%
2,300,000		AT&T, Inc., 6.300%, 01/15/38	2,951,594	0.1
200,000	#,L	Qtel International Finance Ltd., 3.375%, 10/14/16	210,225	0.0
300,000	#	Qtel International Finance Ltd., 4.750%, 02/16/21	339,750	0.0
2,500,000		Verizon Communications, Inc., 5.250%, 04/15/13	2,534,420	0.1
			6,035,989	0.2

		Utilities: 0.1%
3,700,000	#,L	EDF SA, 5.500%, 01/26/14	3,886,843	0.1
600,000	#	ENN Energy Holdings Ltd., 6.000%, 05/13/21	692,137	0.0
			4,578,980	0.1

		Total Corporate Bonds/Notes (Cost $624,355,602)	690,935,535	18.6

COLLATERALIZED MORTGAGE OBLIGATIONS: 6.1%
1,191,618		American Home Mortgage Investment Trust, 2.526%, 02/25/45	1,160,312	0.0
3,500,000		Banc of America Commercial Mortgage, Inc., 5.732%, 05/10/45	4,018,884	0.1
1,563,944		Banc of America Funding Corp., 2.619%, 05/25/35	1,628,009	0.0
2,380,254	#	Banc of America Large Loan, Inc., 2.509%, 11/15/15	2,381,962	0.1
161,730		Banc of America Mortgage Securities, Inc., 3.123%, 07/25/33	165,165	0.0
8,011,156	#	BCAP, LLC Trust, 5.250%, 08/26/37	7,959,083	0.2
4,163,124		Bear Stearns Adjustable Rate Mortgage Trust, 2.470%, 10/25/35	4,031,622	0.1
138,518		Bear Stearns Adjustable Rate Mortgage Trust, 3.120%, 01/25/34	139,604	0.0
3,051,272		Bear Stearns Alt-A Trust, 2.924%, 11/25/36	2,045,415	0.1
1,217,530		Bear Stearns Alternative-A Trust, 2.960%, 05/25/35	1,117,674	0.0
1,771,857		Bear Stearns Alternative-A Trust, 2.964%, 11/25/36	1,147,679	0.0
991,116		Bear Stearns Alternative-A Trust, 3.001%, 09/25/35	782,977	0.0
1,200,000		Bear Stearns Commercial Mortgage Securities, 5.471%, 01/12/45	1,401,777	0.0

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

4,666,203		Chase Mortgage Finance Corp., 5.194%, 12/25/35	4,604,117	0.1
2,107,605		Citicorp Mortgage Securities, Inc., 5.500%, 08/25/36	2,141,934	0.1
633,329		Citigroup Mortgage Loan Trust, Inc., 2.530%, 10/25/35	589,471	0.0
11,747,341		Citigroup Mortgage Loan Trust, Inc., 5.500%, 09/25/35	12,011,216	0.3
3,056,339	^	Countrywide Alternative Loan Trust, 4.790%, 05/25/35	433,897	0.0
590,267		Countrywide Home Loan Mortgage Pass-through Trust, 0.530%, 03/25/35	450,781	0.0
2,455,581	#	Countrywide Home Loan Mortgage Pass-through Trust, 0.550%, 06/25/35	2,109,616	0.1
400,000		Credit Suisse Mortgage Capital Certificates, 5.676%, 03/15/39	452,486	0.0
10,700,000		Credit Suisse Mortgage Capital Certificates, 5.695%, 09/15/40	12,477,045	0.3
483,637		Downey Savings & Loan Association Mortgage Loan Trust, 2.461%, 07/19/44	463,741	0.0
EUR 208,240		European Loan Conduit, 0.342%, 05/15/19	259,750	0.0
466,115		Federal Housing Administration, 8.175%, 03/01/27	461,203	0.0
600,413		First Horizon Alternative Mortgage Securities, 2.623%, 03/25/35	479,073	0.0
37,476,720	^	First Horizon Alternative Mortgage Securities, 4.490%, 01/25/36	4,939,949	0.1
3,501,352		First Horizon Alternative Mortgage Securities, 5.213%, 02/25/36	3,440,037	0.1
EUR 29,901,564		German Residential Asset Note Distributor PLC, 0.445%, 01/20/21	38,817,566	1.1
592,833		GMAC Mortgage Corp. Loan Trust, 3.629%, 11/19/35	565,075	0.0
1		Greenpoint Mortgage Funding Trust, 0.290%, 01/25/47	1	0.0
200,000		Greenwich Capital Commercial Funding Corp., 4.799%, 08/10/42	214,321	0.0

1,900,000		Greenwich Capital Commercial Funding Corp., 5.444%, 03/10/39	2,196,049	0.1
1,651,643		GSR Mortgage Loan Trust, 2.660%, 09/25/35	1,663,806	0.1
8,801		GSR Mortgage Loan Trust, 6.000%, 03/25/32	9,235	0.0
3,412,875		Harborview Mortgage Loan Trust, 0.400%, 01/19/38	2,647,874	0.1
3,210,110		Harborview Mortgage Loan Trust, 0.450%, 03/19/36	2,087,097	0.1
17,976,761		Homebanc Mortgage Trust, 0.450%, 07/25/35	15,718,098	0.4
106,090		JP Morgan Mortgage Trust, 5.750%, 01/25/36	103,170	0.0
600,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.420%, 01/15/49	695,944	0.0
1,300,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.882%, 02/15/51	1,540,720	0.0
1,220,821		Merrill Lynch Mortgage Investors, Inc., 0.420%, 02/25/36	1,065,868	0.0
3,100,000		Merrill Lynch Mortgage Investors, Inc., 0.590%, 08/25/35	2,537,390	0.1
8,870,000		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.378%, 08/12/48	10,201,671	0.3
2,700,000		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.485%, 03/12/51	3,132,521	0.1
12,900,000		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.949%, 08/12/49	15,006,467	0.4
240,070		MLCC Mortgage Investors, Inc., 0.460%, 11/25/35	225,196	0.0
3,900,000		Morgan Stanley Capital I, 5.882%, 06/11/49	4,614,576	0.1
1,400,000	#	Morgan Stanley Reremic Trust, 5.789%, 08/12/45	1,643,387	0.1
49,145	#	Nomura Asset Acceptance Corp., 7.000%, 02/19/30	49,297	0.0
3,968,599	#	RBSSP Resecuritization Trust, 0.460%, 02/26/37	3,344,850	0.1
240,979		Residential Accredit Loans, Inc., 0.610%, 03/25/33	232,790	0.0

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

900,849		Residential Accredit Loans, Inc., 1.525%, 09/25/45	671,502	0.0
101,837		Residential Asset Securitization Trust, 0.610%, 05/25/33	96,508	0.0
88,001		Sequoia Mortgage Trust, 0.561%, 07/20/33	87,145	0.0
2,600,000		SLM Student Loan Trust, 0.815%, 10/25/17	2,600,033	0.1
19,354,633		SLM Student Loan Trust, 1.815%, 04/25/23	20,192,796	0.6
1,000,000	#	SLM Student Loan Trust, 2.859%, 12/16/19	1,026,423	0.0
4,355,596		Structured Adjustable Rate Mortgage Loan Trust, 2.770%, 04/25/35	3,929,194	0.1
2,943,674		Structured Asset Mortgage Investments, Inc., 0.430%, 05/25/36	1,949,862	0.1
1,286,176		Structured Asset Mortgage Investments, Inc., 0.460%, 07/19/35	1,262,837	0.0
53,277		WaMu Mortgage Pass Through Certificates, 1.565%, 06/25/42	51,487	0.0
183,477		WaMu Mortgage Pass Through Certificates, 2.511%, 10/25/46	166,045	0.0
62,713		Washington Mutual Mortgage Pass-through Certificates, 1.565%, 08/25/42	60,233	0.0
2,812,157		Washington Mutual Mortgage Pass-through Certificates, 2.511%, 08/25/46	2,548,185	0.1
6,046,567		Wells Fargo Mortgage Backed Securities Trust, 2.627%, 03/25/36	5,770,254	0.2
157,466		Wells Fargo Mortgage-Backed Securities Trust, 2.743%, 10/25/33	160,674	0.0

		Consumer Discretionary: 0.1%
3,140,203	#	BCAP, LLC Trust, 5.250%, 02/26/36	3,147,059	0.1

		Federal Home Loan Mortgage Corporation: 0.0%
1,650,156		Freddie Mac, 1.535%, 07/25/44	1,692,373	0.0

	Total Collateralized Mortgage Obligations (Cost $210,919,589)		227,020,058	6.1

MUNICIPAL BONDS: 4.2%
	Alaska: 0.1%
6,000,000	Northern Tobacco Securitization Corp., 5.000%, 06/01/46	5,176,740	0.1

	California: 1.5%
1,200,000	California Infrastructure & Economic Development Bank, 6.486%, 05/15/49	1,372,200	0.0
4,200,000	California State Public Works Board, 7.804%, 03/01/35	4,946,592	0.1
2,000,000	California State University, 6.484%, 11/01/41	2,314,900	0.1
600,000	Los Angeles County Public Works Financing Authority, 7.488%, 08/01/33	769,926	0.0
800,000	Los Angeles County Public Works Financing Authority, 7.618%, 08/01/40	1,056,672	0.0
6,700,000	Los Angeles Unified School District, 4.500%, 07/01/22	7,526,914	0.2
4,500,000	Bay Area Toll Authority, 7.043%, 04/01/50	6,481,710	0.2
7,700,000	Los Angeles Department of Airports, 6.582%, 05/15/39	9,982,511	0.3
1,200,000	State of California, 5.650%, 04/01/39	1,214,676	0.0
700,000	State of California, 7.500%, 04/01/34	970,970	0.0
1,300,000	State of California, 7.550%, 04/01/39	1,865,474	0.1
2,700,000	State of California, 7.600%, 11/01/40	3,947,265	0.1
1,800,000	Tobacco Securitization Authority of Southern California/CA, 5.125%, 06/01/46	1,539,540	0.1
9,300,000	University of California, 6.270%, 05/15/31	10,799,811	0.3
600,000	University of California, 6.398%, 05/15/31	745,920	0.0
800,000	University of California, 6.548%, 05/15/48	1,042,920	0.0
		56,578,001	1.5

	Illinois: 0.3%
500,000	Chicago Transit Authority, 6.300%, 12/01/21	579,815	0.0
200,000	Chicago Transit Authority, 6.300%, 12/01/21	231,926	0.0
4,300,000	Chicago Transit Authority, 6.899%, 12/01/40	5,161,419	0.2

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

2,500,000	Chicago Transit Authority, 6.899%, 12/01/40	3,000,825	0.1
570,000	City of Chicago IL, 5.000%, 01/01/35	588,400	0.0
		9,562,385	0.3

	Nebraska: 0.1%
1,500,000	Public Power Generation Agency, 7.242%, 01/01/41	1,795,545	0.1

	Nevada: 0.1%
2,300,000	County of Clark NV, 6.820%, 07/01/45	3,262,711	0.1

	New Jersey: 0.5%
8,100,000	New Jersey Economic Development Authority, 1.308%, 06/15/13	8,117,334	0.2
2,945,000	New Jersey State Turnpike Authority, 7.102%, 01/01/41	4,176,157	0.1
4,200,000	New Jersey Transportation Trust Fund Authority, 5.250%, 06/15/36	4,773,384	0.2
		17,066,875	0.5

	New York: 0.7%
5,000,000	Metropolitan Transportation Authority, 5.000%, 11/15/27	6,048,450	0.2
1,000,000	New York City Municipal Water Finance Authority, 5.000%, 06/15/44	1,135,020	0.0
5,900,000	New York City Municipal Water Finance Authority, 5.882%, 06/15/44	7,929,364	0.2
5,900,000	New York City Municipal Water Finance Authority, 6.282%, 06/15/42	6,906,009	0.2
1,000,000	New York State Dormitory Authority, 5.000%, 12/15/30	1,204,440	0.1
1,000,000	New York State Dormitory Authority, 5.000%, 03/15/31	1,183,640	0.0
870,000	Tobacco Settlement Financing Corp., 5.875%, 05/15/39	887,391	0.0
		25,294,314	0.7

	North Carolina: 0.1%
3,000,000	North Carolina Medical Care Commission, 5.000%, 06/01/42	3,391,680	0.1

	Pennsylvania: 0.2%
2,700,000	Pennsylvania Economic Development Financing Authority, 6.532%, 06/15/39	3,182,787	0.1
4,000,000	University of Pittsburgh, 5.000%, 09/15/28	4,674,040	0.1
		7,856,827	0.2

	Texas: 0.6%
15,100,000	City Public Service Board of San Antonio TX, 5.000%, 02/01/23	19,175,490	0.5
3,400,000	Dallas/Fort Worth International Airport, 5.000%, 11/01/25	3,987,078	0.1
		23,162,568	0.6

		Washington: 0.0%
1,560,000		State of Washington, 12/01/20	1,330,587	0.0
	Total Municipal Bonds (Cost $133,636,538)		154,478,233	4.2

ASSET-BACKED SECURITIES: 3.6%
		Home Equity Asset-Backed Securities: 0.6%
7,029,276		ACE Securities Corp., 1.110%, 12/25/34	5,922,516	0.2
4,284,878		ACE Securities Corp., 2.010%, 10/25/32	4,207,960	0.1
4,724,122		Asset Backed Securities Corp. Home Equity, 1.454%, 08/15/33	4,363,398	0.1
4,700,000		Bear Stearns Asset Backed Securities Trust, 0.410%, 12/25/36	3,530,640	0.1
5,700,000		Bear Stearns Asset Backed Securities Trust, 0.460%, 04/25/37	2,128,656	0.1
2,330,000		Bear Stearns Asset Backed Securities Trust, 0.640%, 11/25/35	2,054,770	0.0
143,851		MASTR Asset-Backed Securities Trust, 0.260%, 11/25/36	58,501	0.0
278,881		New Century Home Equity Loan Trust, 0.470%, 06/25/35	277,756	0.0
153,141		Renaissance Home Equity Loan Trust, 0.650%, 08/25/33	138,244	0.0
94,970		Securitized Asset Backed Receivables, LLC Trust, 0.290%, 11/25/36	32,638	0.0
			22,715,079	0.6

		Other Asset-Backed Securities: 3.0%
17,935,354	#	ACA CLO 2006-1 Ltd., 0.565%, 07/25/18	17,458,346	0.5

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

59,092		Bear Stearns Asset Backed Securities Trust, 0.290%, 10/25/36	56,646	0.0
3,314,484		Bear Stearns Asset Backed Securities Trust, 3.025%, 10/25/36	2,489,164	0.1
73,575		Chase Funding Mortgage Loan Asset-Backed Certificates, 0.950%, 10/25/32	66,567	0.0
99,003		Countrywide Asset-Backed Certificates, 0.310%, 05/25/47	97,168	0.0
3,500,000		Countrywide Asset-Backed Certificates, 0.560%, 04/25/36	3,152,377	0.1
17,340		Credit-Based Asset Servicing and Securitization, LLC, 0.270%, 11/25/36	8,225	0.0
4,800,000		First Frankin Mortgage Loan Trust 2005-FF9, 0.570%, 10/25/35	3,884,935	0.1
183,794		GSAMP Trust, 0.280%, 12/25/36	88,784	0.0
13,282,370	#	Halcyon Structured Asset Management Long/Short CLO Ltd., 0.537%, 08/07/21	13,075,683	0.3
3,614,869		Lehman XS Trust, 0.610%, 10/25/35	3,230,041	0.1
15,343,244	#	Pacifica CDO Ltd., 0.574%, 01/26/20	15,139,159	0.4
2,500,000		Park Place Securities, Inc., 0.930%, 03/25/35	2,034,056	0.1
341,386		Securitized Asset Backed Receivables, LLC Trust, 0.270%, 12/25/36	99,685	0.0
13,695,298		Small Business Administration, 5.160%, 02/01/28	15,747,007	0.4
1,183,553		Small Business Administration, 5.290%, 12/01/27	1,356,550	0.0
9,681,036		Small Business Administration, 5.471%, 03/10/18	10,691,694	0.3
8,173,395		Small Business Administration, 5.490%, 03/01/28	9,447,704	0.3
6,493,986		Small Business Administration, 5.902%, 02/10/18	7,210,481	0.2
5,039,030		Soundview Home Equity Loan Trust, 0.350%, 12/25/36	4,869,595	0.1
229,300		Specialty Underwriting & Residential Finance, 0.270%, 01/25/38	220,022	0.0
941,939		Structured Asset Investment Loan Trust 2005-3, 0.780%, 04/25/35	902,812	0.0
			111,326,701	3.0

	Total Asset-Backed Securities (Cost $127,224,623)		134,041,780	3.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 40.3%
	Federal Home Loan Mortgage Corporation: 7.2%##
37,624	0.559%, due 12/15/29	37,765	0.0
112,600,000	0.750%, due 01/12/18	111,975,070	3.0
11,800,000	1.000%, due 03/08/17	11,962,628	0.3
21,600,000	1.000%, due 06/29/17	21,892,356	0.6
12,800,000	1.000%, due 07/28/17	12,943,027	0.4
12,200,000	1.000%, due 09/29/17	12,342,459	0.4
1,000,000	1.250%, due 05/12/17	1,024,254	0.0
5,900,000	1.250%, due 08/01/19	5,915,311	0.2
7,200,000	1.250%, due 10/02/19	7,187,033	0.2
849,660	1.360%, due 10/25/44	850,883	0.0
1,900,000	1.750%, due 05/30/19	1,967,971	0.1
25,218	2.337%, due 06/01/24	26,875	0.0
2,700,000	2.375%, due 01/13/22	2,823,147	0.1
40,583	2.375%, due 11/01/31	43,274	0.0
277,127	2.457%, due 09/01/35	292,334	0.0
857,066	2.594%, due 01/01/29	918,536	0.0
3,193,861	2.740%, due 06/01/35	3,401,725	0.1
63,894	3.500%, due 07/15/32	65,985	0.0
800,000	3.750%, due 03/27/19	925,917	0.0
123,604	4.500%, due 06/01/39	132,677	0.0
583,548	4.500%, due 10/01/39	626,383	0.0
14,615,849	4.500%, due 05/01/40	15,743,526	0.4
146,319	4.500%, due 09/01/40	157,608	0.0
82,977	4.500%, due 03/01/41	91,920	0.0
1,340,193	4.500%, due 09/01/41	1,446,526	0.1
3,664,585	4.500%, due 09/01/41	3,955,340	0.1
1,400,000	5.000%, due 02/16/17	1,650,853	0.1
178,400	5.307%, due 03/01/35	192,572	0.0
19,762	5.500%, due 02/01/14	21,336	0.0
500,000	5.500%, due 08/23/17	608,738	0.0
30,343	5.500%, due 01/01/19	32,760	0.0
385,297	5.500%, due 09/01/19	418,296	0.0
69,841	5.500%, due 11/01/21	75,404	0.0
280,782	5.500%, due 03/01/23	305,604	0.0
88,721	5.500%, due 03/01/34	96,533	0.0
83,477	5.500%, due 12/01/36	90,348	0.0
516,908	5.500%, due 03/01/37	559,455	0.0
750,485	5.500%, due 05/01/37	810,850	0.0
90,416	5.500%, due 09/01/37	97,859	0.0
589,625	5.500%, due 09/01/37	637,052	0.0
133,243	5.500%, due 10/01/37	143,960	0.0
527,709	5.500%, due 11/01/37	570,155	0.0
454,731	5.500%, due 12/01/37	491,307	0.0
68,909	5.500%, due 01/01/38	77,272	0.0
769,097	5.500%, due 01/01/38	830,960	0.0
1,502,669	5.500%, due 02/01/38	1,623,537	0.1
633,029	5.500%, due 03/01/38	683,947	0.0
82,645	5.500%, due 04/01/38	89,293	0.0
115,307	5.500%, due 05/01/38	124,510	0.0
357,654	5.500%, due 05/01/38	386,198	0.0
443,957	5.500%, due 05/01/38	482,165	0.0
313,545	5.500%, due 06/01/38	338,569	0.0
2,196,528	5.500%, due 06/01/38	2,371,834	0.1
478,323	5.500%, due 06/01/38	516,498	0.0
245,992	5.500%, due 06/01/38	265,625	0.0
414,225	5.500%, due 07/01/38	447,284	0.0
2,510,760	5.500%, due 07/01/38	2,712,714	0.1

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

69,771		5.500%, due 08/01/38	75,340	0.0
510,372		5.500%, due 08/01/38	551,105	0.0
514,951		5.500%, due 09/01/38	556,050	0.0
583,164		5.500%, due 09/01/38	629,707	0.0
554,317		5.500%, due 10/01/38	598,904	0.0
540,719		5.500%, due 10/01/38	583,874	0.0
961,942		5.500%, due 11/01/38	1,038,716	0.0
76,130		5.500%, due 11/01/38	82,206	0.0
113,647		5.500%, due 12/01/38	124,855	0.0
378,137		5.500%, due 01/01/39	408,317	0.0
1,092,930		5.500%, due 03/01/39	1,180,158	0.1
374,093		5.500%, due 07/01/39	404,184	0.0
80,945		5.500%, due 12/01/39	87,456	0.0
1,423,220		5.500%, due 03/01/40	1,537,698	0.1
1,104,119		5.500%, due 08/01/40	1,192,929	0.1
288,436		5.500%, due 08/01/40	311,961	0.0
482,676		5.500%, due 08/01/40	521,500	0.0
336,380		6.000%, due 01/01/22	365,749	0.0
415,576		6.000%, due 03/01/22	451,860	0.0
996,252		6.000%, due 10/01/22	1,083,235	0.1
3,714,721		6.000%, due 09/01/27	4,046,021	0.1
54,323		6.000%, due 05/01/35	60,416	0.0
219,845		6.000%, due 12/01/37	239,280	0.0
2,560,307		6.000%, due 12/01/37	2,786,650	0.1
3,382,456		6.000%, due 01/01/38	3,681,479	0.1
3,899,195		6.000%, due 01/01/38	4,243,900	0.1
411,822		6.000%, due 02/01/38	448,229	0.0
145,471		6.000%, due 08/01/39	158,149	0.0
15,121		6.000%, due 09/01/39	16,439	0.0
25,235		6.500%, due 07/01/19	28,144	0.0
586,136		6.500%, due 02/25/43	694,803	0.0
34,788		8.250%, due 08/15/21	39,819	0.0
			264,733,151	7.2

		Federal National Mortgage Association: 33.1%##
15,200,000		0.410%, due 10/27/37	15,130,080	0.4
61,049		0.710%, due 03/25/17	61,498	0.0
9,700,000		0.875%, due 08/28/17	9,739,072	0.3
22,800,000		0.875%, due 12/20/17	22,872,253	0.6
151,311		1.110%, due 04/25/32	154,428	0.0
3,200,000		1.125%, due 04/27/17	3,261,955	0.1
9,100,000		1.250%, due 01/30/17	9,338,293	0.3
99,596		1.366%, due 08/01/42	101,281	0.0
131,680		1.366%, due 08/01/42	133,604	0.0
142,223		1.366%, due 10/01/44	144,239	0.0
20,800,000		1.375%, due 11/15/16	21,448,170	0.6
1,163,195		1.879%, due 08/01/35	1,219,201	0.1
900,000	^	2.310%, due 08/01/22	919,408	0.0
1,062,156		2.387%, due 10/01/35	1,133,348	0.0
2,782,355		2.492%, due 11/01/34	2,996,304	0.1
6,964,372		2.500%, due 08/01/27	7,290,101	0.2
1,990,274		2.500%, due 10/01/27	2,083,361	0.1
4,961,465		2.500%, due 10/01/27	5,193,517	0.2
758,126		2.500%, due 11/01/27	793,585	0.0
995,539		2.500%, due 11/01/27	1,042,101	0.0
15,923,068		2.500%, due 11/01/27	16,667,803	0.5
1,906,319		2.500%, due 11/01/27	1,995,479	0.1
319,474		2.500%, due 11/01/27	334,616	0.0
1,000,000	W	2.500%, due 01/15/28	1,045,937	0.0
590,808		2.584%, due 02/01/34	628,268	0.0
9,800,000	^	2.640%, due 06/01/22	10,054,827	0.3
664,711		2.645%, due 10/01/35	709,191	0.0
1,395,977		2.832%, due 10/01/35	1,487,602	0.1
2,100,000	^	2.870%, due 09/01/27	2,069,457	0.1
818,682		2.935%, due 09/01/34	875,405	0.0
55,000,000	W	3.000%, due 09/25/26	58,067,971	1.6
2,877,044		3.000%, due 06/01/42	3,018,560	0.1
654,742		3.000%, due 08/01/42	686,947	0.0
341,748		3.000%, due 09/01/42	358,558	0.0
61,000,000	W	3.000%, due 09/25/42	63,935,625	1.7

9,868,481		3.156%, due 05/01/22	10,742,031	0.3
39,929		3.196%, due 05/01/36	41,309	0.0
294,645		3.330%, due 11/01/21	324,038	0.0
135,000,000	W	3.500%, due 01/25/26	143,247,649	3.9
109,000,000	W	3.500%, due 06/25/42	116,242,538	3.2
25,122		4.000%, due 07/01/18	26,972	0.0
10,526		4.000%, due 06/01/19	11,314	0.0
11,000,000	W	4.000%, due 01/25/24	11,782,031	0.3
5,000,000	W	4.000%, due 02/25/24	5,350,781	0.2
2,153,747		4.000%, due 12/01/24	2,308,256	0.1
15,712		4.000%, due 06/01/25	16,834	0.0
664,531		4.000%, due 06/01/25	711,996	0.0
14,541		4.000%, due 08/01/25	15,579	0.0
30,473		4.000%, due 08/01/25	32,650	0.0
13,430		4.000%, due 09/01/25	14,389	0.0
472,794		4.000%, due 01/01/26	506,564	0.0
23,437		4.000%, due 01/01/26	25,111	0.0
3,916		4.000%, due 01/01/26	4,195	0.0
57,225		4.000%, due 02/01/26	61,330	0.0
21,050		4.000%, due 04/01/26	22,560	0.0
73,597		4.000%, due 04/01/26	78,877	0.0
54,199		4.000%, due 05/01/26	58,088	0.0
670,137		4.000%, due 06/01/26	718,212	0.0
72,332		4.000%, due 06/01/26	77,521	0.0
159,169		4.000%, due 06/01/26	170,588	0.0
519,935		4.000%, due 08/01/26	557,235	0.0
80,000,000	W	4.000%, due 08/25/40	85,775,000	2.3
352,727		4.000%, due 12/01/40	378,607	0.0
249,055		4.000%, due 12/01/41	267,407	0.0
354,521		4.485%, due 12/01/36	375,238	0.0
254,812		4.500%, due 11/01/17	271,461	0.0
308,515		4.500%, due 04/01/18	332,817	0.0
3,152		4.500%, due 05/01/18	3,400	0.0
37,448		4.500%, due 06/01/18	40,312	0.0
5,991		4.500%, due 08/01/18	6,463	0.0
864,799		4.500%, due 09/01/18	932,920	0.0
891,307		4.500%, due 12/01/18	961,516	0.0
210,780		4.500%, due 05/01/19	227,383	0.0
399,876		4.500%, due 02/01/20	430,938	0.0
61,394		4.500%, due 09/01/20	66,163	0.0
8,112,064		4.500%, due 03/01/22	8,751,058	0.3
191,706		4.500%, due 11/01/22	206,598	0.0
6,056		4.500%, due 03/01/23	6,520	0.0
19,948		4.500%, due 04/01/23	21,476	0.0
2,174,935		4.500%, due 05/01/23	2,341,498	0.1
127,526		4.500%, due 05/01/23	137,214	0.0
5,804		4.500%, due 06/01/23	6,249	0.0
444,935		4.500%, due 07/01/23	479,010	0.0
7,000,000	W	4.500%, due 01/25/24	7,531,562	0.2
215,233		4.500%, due 04/01/24	231,683	0.0
818,750		4.500%, due 04/01/24	881,325	0.0
60,901		4.500%, due 05/01/24	65,555	0.0
475,523		4.500%, due 05/01/24	511,940	0.0
184,541		4.500%, due 06/01/24	198,645	0.0
247,326		4.500%, due 08/01/24	266,229	0.0
27,842		4.500%, due 09/01/24	29,970	0.0
221,164		4.500%, due 01/01/25	238,724	0.0
347,231		4.500%, due 02/01/25	373,769	0.0
191,035		4.500%, due 03/01/25	206,203	0.0
143,351		4.500%, due 04/01/25	154,732	0.0
85,687		4.500%, due 04/01/25	92,490	0.0
38,865		4.500%, due 04/01/25	41,951	0.0
170,332		4.500%, due 04/01/25	183,856	0.0
326,843		4.500%, due 05/01/25	352,793	0.0
13,381		4.500%, due 06/01/25	14,443	0.0
16,217		4.500%, due 07/01/25	17,459	0.0
1,871,955		4.500%, due 07/01/25	2,020,580	0.1
256,992		4.500%, due 12/01/25	277,396	0.0
937,151		4.500%, due 03/01/26	1,012,729	0.0
273,404		4.500%, due 05/01/26	295,111	0.0

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

265,797		4.500%, due 06/01/26	286,236	0.0
222,255		4.500%, due 07/01/26	239,241	0.0
5,734,995		4.500%, due 04/01/29	6,214,954	0.2
82,015		4.500%, due 06/01/29	88,879	0.0
1,060,277		4.500%, due 06/01/29	1,149,011	0.0
770,099		4.500%, due 07/01/29	834,548	0.0
17,274		4.500%, due 10/01/29	18,720	0.0
110,276		4.500%, due 06/01/30	119,436	0.0
2,414,849		4.500%, due 10/01/30	2,626,003	0.1
457,402		4.500%, due 05/01/31	497,397	0.0
104,036		4.500%, due 02/01/33	112,970	0.0
375,873		4.500%, due 10/01/33	408,152	0.0
159,781		4.500%, due 01/01/34	173,503	0.0
46,085		4.500%, due 07/01/34	49,956	0.0
181,686		4.500%, due 09/01/35	196,607	0.0
367,320		4.500%, due 11/01/35	398,176	0.0
826,663		4.500%, due 02/01/36	897,654	0.0
7,989,027		4.500%, due 06/01/36	8,641,397	0.3
32,396		4.500%, due 02/01/38	35,016	0.0
13,248		4.500%, due 04/01/38	14,319	0.0
42,074		4.500%, due 01/01/39	45,477	0.0
92,000,000	W	4.500%, due 01/25/39	99,406,718	2.7
6,789,704		4.500%, due 02/01/39	7,338,836	0.2
9,858		4.500%, due 05/01/39	10,655	0.0
96,716		4.500%, due 05/01/39	106,388	0.0
4,527,887		4.500%, due 06/01/39	4,894,090	0.2
721,359		4.500%, due 06/01/39	779,701	0.0
213,702		4.500%, due 07/01/39	230,986	0.0
460,692		4.500%, due 08/01/39	497,951	0.0
974,413		4.500%, due 08/01/39	1,053,221	0.0
2,168,612		4.500%, due 08/01/39	2,344,003	0.1
643,080		4.500%, due 08/01/39	695,091	0.0
1,488,777		4.500%, due 09/01/39	1,609,185	0.1
1,171,118		4.500%, due 10/01/39	1,265,834	0.1
1,576,987		4.500%, due 10/01/39	1,704,529	0.1
5,245,364		4.500%, due 11/01/39	5,669,594	0.2
909,529		4.500%, due 12/01/39	983,089	0.0
13,995,709		4.500%, due 01/01/40	15,127,641	0.4
3,862,540		4.500%, due 01/01/40	4,174,931	0.1
1,541,920		4.500%, due 02/01/40	1,675,237	0.1
691,218		4.500%, due 02/01/40	749,282	0.0
73,538		4.500%, due 02/01/40	79,485	0.0
7,957,473		4.500%, due 04/01/40	8,625,917	0.3
746,315		4.500%, due 06/01/40	809,007	0.0
936,847		4.500%, due 06/01/40	1,015,544	0.0
389,256		4.500%, due 06/01/40	421,954	0.0
589,185		4.500%, due 07/01/40	638,677	0.0
1,178,174		4.500%, due 07/01/40	1,277,143	0.1
645,680		4.500%, due 07/01/40	699,918	0.0
229,449		4.500%, due 08/01/40	248,723	0.0
117,008		4.500%, due 08/01/40	131,590	0.0
190,976		4.500%, due 08/01/40	207,018	0.0
219,898		4.500%, due 08/01/40	238,370	0.0
24,694		4.500%, due 08/01/40	26,769	0.0
240,118		4.500%, due 09/01/40	260,288	0.0
19,311		4.500%, due 09/01/40	20,933	0.0
27,769,618		4.500%, due 09/01/40	30,087,862	0.8
158,419		4.500%, due 09/01/40	171,726	0.0
1,813,353		4.500%, due 09/01/40	1,965,679	0.1
222,478		4.500%, due 09/01/40	241,166	0.0
210,446		4.500%, due 09/01/40	228,124	0.0
101,507		4.500%, due 09/01/40	110,034	0.0
498,036		4.500%, due 10/01/40	539,872	0.0
640,599		4.500%, due 10/01/40	712,828	0.0
33,679		4.500%, due 11/01/40	36,508	0.0
23,150		4.500%, due 11/01/40	25,095	0.0
502,533		4.500%, due 11/01/40	544,747	0.0
233,772		4.500%, due 11/01/40	253,410	0.0
325,641		4.500%, due 12/01/40	352,996	0.0
20,999,000		4.500%, due 12/01/40	22,762,961	0.6

829,641	4.500%, due 12/01/40	899,462	0.0
215,915	4.500%, due 12/01/40	234,052	0.0
283,219	4.500%, due 12/01/40	307,010	0.0
282,487	4.500%, due 12/01/40	306,216	0.0
24,014	4.500%, due 12/01/40	26,032	0.0
86,130	4.500%, due 12/01/40	93,365	0.0
440,238	4.500%, due 01/01/41	475,844	0.0
12,394,663	4.500%, due 01/01/41	13,397,108	0.4
655,716	4.500%, due 02/01/41	710,797	0.0
315,595	4.500%, due 02/01/41	342,303	0.0
250,721	4.500%, due 02/01/41	272,253	0.0
493,576	4.500%, due 02/01/41	535,037	0.0
517,898	4.500%, due 02/01/41	561,403	0.0
70,838	4.500%, due 02/01/41	76,921	0.0
411,872	4.500%, due 02/01/41	446,470	0.0
252,767	4.500%, due 02/01/41	274,000	0.0
481,666	4.500%, due 03/01/41	523,030	0.0
227,751	4.500%, due 03/01/41	247,309	0.0
1,715,683	4.500%, due 03/01/41	1,863,021	0.1
1,281,458	4.500%, due 03/01/41	1,391,506	0.1
1,564,076	4.500%, due 03/01/41	1,698,394	0.1
612,629	4.500%, due 03/01/41	664,091	0.0
19,476	4.500%, due 03/01/41	21,148	0.0
1,218,655	4.500%, due 03/01/41	1,321,025	0.1
60,597	4.500%, due 04/01/41	65,801	0.0
1,918,924	4.500%, due 04/01/41	2,083,716	0.1
120,125	4.500%, due 04/01/41	130,441	0.0
1,312,142	4.500%, due 04/01/41	1,424,825	0.1
3,735,659	4.500%, due 04/01/41	4,056,467	0.1
323,970	4.500%, due 04/01/41	351,791	0.0
268,973	4.500%, due 04/01/41	292,072	0.0
201,215	4.500%, due 05/01/41	218,494	0.0
11,171,768	4.500%, due 05/01/41	12,110,220	0.3
2,911,152	4.500%, due 05/01/41	3,161,153	0.1
310,523	4.500%, due 05/01/41	337,189	0.0
2,754,325	4.500%, due 05/01/41	2,990,858	0.1
1,761,791	4.500%, due 05/01/41	1,913,088	0.1
222,895	4.500%, due 05/01/41	242,036	0.0
6,907,788	4.500%, due 05/01/41	7,501,009	0.2
29,895	4.500%, due 05/01/41	32,462	0.0
8,832,561	4.500%, due 06/01/41	9,591,075	0.3
2,173,183	4.500%, due 06/01/41	2,359,809	0.1
472,259	4.500%, due 06/01/41	512,815	0.0
2,285,490	4.500%, due 06/01/41	2,481,761	0.1
297,786	4.500%, due 06/01/41	323,359	0.0
790,995	4.500%, due 06/01/41	858,924	0.0
102,221	4.500%, due 06/01/41	111,000	0.0
324,467	4.500%, due 07/01/41	352,331	0.0
415,454	4.500%, due 07/01/41	451,132	0.0
218,979	4.500%, due 07/01/41	237,784	0.0
9,829,353	4.500%, due 07/01/41	10,673,470	0.3
113,302	4.500%, due 07/01/41	123,032	0.0
724,312	4.500%, due 07/01/41	786,514	0.0
450,486	4.500%, due 08/01/41	489,172	0.0
146,275	4.500%, due 08/01/41	158,836	0.0
355,824	4.500%, due 08/01/41	386,382	0.0
1,071,601	4.500%, due 08/01/41	1,163,627	0.0
215,787	4.500%, due 08/01/41	234,318	0.0
343,449	4.500%, due 10/01/41	372,944	0.0
28,395,826	4.500%, due 11/01/41	30,834,378	0.8
46,621	4.500%, due 11/01/41	50,624	0.0
4,903,757	4.500%, due 12/01/41	5,324,877	0.2
202,712	4.500%, due 01/01/42	220,120	0.0
505,183	4.500%, due 01/01/42	550,461	0.0
47,224	4.500%, due 02/01/42	51,457	0.0
502,678	4.500%, due 04/01/42	547,103	0.0
1,600,000	5.000%, due 02/13/17	1,884,533	0.1
400,000	5.000%, due 05/11/17	473,777	0.0
523,032	5.000%, due 02/01/34	569,924	0.0
1,087,094	5.000%, due 03/01/34	1,182,321	0.0

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

2,810,809		5.000%, due 03/01/35	3,065,796	0.1
10,098,842		5.000%, due 07/01/35	11,024,971	0.3
713,570		5.000%, due 08/01/35	774,869	0.0
46,876		5.000%, due 09/01/35	51,078	0.0
1,000,000	W	5.000%, due 02/01/39	1,083,594	0.0
500,000		5.375%, due 06/12/17	601,847	0.0
4,271		5.500%, due 12/01/13	4,624	0.0
10,000		5.500%, due 10/01/14	10,750	0.0
2,312		5.500%, due 10/01/16	2,483	0.0
12,295		5.500%, due 11/01/16	13,207	0.0
371,207		5.500%, due 01/01/18	398,737	0.0
7,304		5.500%, due 03/01/18	7,869	0.0
17,450		5.500%, due 01/01/20	18,799	0.0
14,505		5.500%, due 02/01/21	15,717	0.0
5,671		5.500%, due 12/01/22	6,134	0.0
416,276		5.500%, due 06/01/23	456,069	0.0
680,004		5.500%, due 02/01/24	745,856	0.0
96,460		5.500%, due 01/01/25	104,517	0.0
5,200,656		5.500%, due 05/01/25	5,635,100	0.2
26,050		5.500%, due 08/01/25	28,226	0.0
18,620		5.500%, due 01/01/32	20,466	0.0
5,000,000	W	5.500%, due 02/15/33	5,435,157	0.2
217,591		5.500%, due 10/01/33	239,173	0.0
192,034		5.500%, due 10/01/33	211,081	0.0
146,094		5.500%, due 11/01/33	160,584	0.0
88,970		5.500%, due 11/01/33	97,794	0.0
5,720		5.500%, due 11/01/33	6,288	0.0
67,561		5.500%, due 11/01/33	74,263	0.0
1,721,431		5.500%, due 12/01/33	1,892,172	0.1
119,995		5.500%, due 12/01/33	131,897	0.0
163,743		5.500%, due 12/01/33	179,984	0.0
913,804		5.500%, due 12/01/33	1,004,440	0.0
218,581		5.500%, due 12/01/33	241,832	0.0
8,502		5.500%, due 12/01/33	9,346	0.0
162,562		5.500%, due 01/01/34	178,685	0.0
77,736		5.500%, due 01/01/34	85,058	0.0
192,687		5.500%, due 01/01/34	210,836	0.0
199,705		5.500%, due 11/01/34	220,948	0.0
398,894		5.500%, due 11/01/34	436,464	0.0
51,273		5.500%, due 01/01/35	56,102	0.0
177,641		5.500%, due 01/01/35	196,537	0.0
75,681		5.500%, due 02/01/35	82,714	0.0
11,860,448		5.500%, due 02/01/35	12,977,531	0.4
288,712		5.500%, due 03/01/35	319,424	0.0
12,406		5.500%, due 02/01/36	13,544	0.0
194,226		5.500%, due 04/01/36	211,306	0.0
173,171		5.500%, due 05/01/36	188,399	0.0
7,839,285		5.500%, due 07/01/36	8,577,632	0.2
385,936		5.500%, due 09/01/36	424,215	0.0
80,204		5.500%, due 11/01/36	87,257	0.0
60,211		5.500%, due 11/01/36	65,505	0.0
32,499		5.500%, due 12/01/36	35,356	0.0
78,889		5.500%, due 12/01/36	85,826	0.0
135,832		5.500%, due 12/01/36	147,777	0.0
475,660		5.500%, due 01/01/37	517,487	0.0
804,792		5.500%, due 01/01/37	874,682	0.0
143,801		5.500%, due 01/01/37	156,446	0.0
117,721		5.500%, due 04/01/37	127,944	0.0
136,488		5.500%, due 07/01/37	148,341	0.0
2,822,724		5.500%, due 03/01/38	3,117,429	0.1
2,478,248		5.500%, due 04/01/38	2,693,077	0.1
2,870,939		5.500%, due 06/01/38	3,119,808	0.1
5,983,693		5.500%, due 06/01/38	6,503,328	0.2
74,772		5.500%, due 06/01/38	81,347	0.0
8,519,544		5.500%, due 09/01/38	9,259,396	0.3
8,000,000	W	5.500%, due 01/25/39	8,692,502	0.3
48,898		5.500%, due 09/01/39	53,197	0.0
209,832		5.500%, due 05/01/40	230,120	0.0
265,942		5.500%, due 06/01/40	291,655	0.0
135,556		6.000%, due 09/01/21	151,064	0.0

1,269,294		6.000%, due 06/01/22	1,386,860	0.1
129,588		6.000%, due 09/01/22	141,591	0.0
133,413		6.000%, due 10/01/22	145,770	0.0
254,030		6.000%, due 01/01/23	277,560	0.0
7,219		6.000%, due 03/01/24	8,026	0.0
2,842,642		6.000%, due 12/01/26	3,113,043	0.1
3,100,623		6.000%, due 08/01/27	3,393,626	0.1
3,040,253		6.000%, due 09/01/27	3,327,552	0.1
3,278,968		6.000%, due 10/01/27	3,588,825	0.1
6,275,470		6.000%, due 11/01/27	6,868,490	0.2
537,007		6.000%, due 11/01/28	599,752	0.0
2,953		6.000%, due 04/01/31	3,299	0.0
2,691		6.000%, due 01/01/32	3,007	0.0
5,695		6.000%, due 11/01/32	6,363	0.0
310,517		6.000%, due 01/01/33	344,282	0.0
2,000,000	W	6.000%, due 01/15/33	2,184,688	0.1
25,466		6.000%, due 09/01/33	28,450	0.0
6,060		6.000%, due 01/01/34	6,770	0.0
5,513		6.000%, due 02/01/34	6,159	0.0
106,024		6.000%, due 05/01/35	116,838	0.0
62,401		6.000%, due 07/01/35	68,766	0.0
65,359		6.000%, due 07/01/35	72,025	0.0
2,877		6.000%, due 10/01/35	3,170	0.0
470,353		6.000%, due 12/01/35	518,328	0.0
1,869,326		6.000%, due 12/01/35	2,058,212	0.1
12,670		6.000%, due 12/01/35	13,962	0.0
15,803		6.000%, due 02/01/36	17,304	0.0
8,946		6.000%, due 02/01/36	9,795	0.0
364,154		6.000%, due 02/01/36	398,737	0.0
436,521		6.000%, due 02/01/36	477,976	0.0
295,509		6.000%, due 03/01/36	323,572	0.0
202,017		6.000%, due 04/01/36	221,202	0.0
364,747		6.000%, due 04/01/36	399,386	0.0
183,591		6.000%, due 05/01/36	201,026	0.0
162,941		6.000%, due 05/01/36	178,416	0.0
116,454		6.000%, due 07/01/36	127,513	0.0
853,415		6.000%, due 07/01/36	940,461	0.0
54,939		6.000%, due 07/01/36	60,513	0.0
63,759		6.000%, due 07/01/36	69,814	0.0
3,310		6.000%, due 07/01/36	3,624	0.0
275,859		6.000%, due 08/01/36	302,057	0.0
382,387		6.000%, due 08/01/36	418,701	0.0
35,227		6.000%, due 08/01/36	38,572	0.0
4,753,249		6.000%, due 08/01/36	5,204,650	0.2
37,685		6.000%, due 08/01/36	41,264	0.0
65,855		6.000%, due 09/01/36	73,055	0.0
177,667		6.000%, due 09/01/36	194,540	0.0
178,762		6.000%, due 09/01/36	195,739	0.0
183,067		6.000%, due 09/01/36	205,024	0.0
56,855		6.000%, due 09/01/36	62,254	0.0
172,066		6.000%, due 09/01/36	188,406	0.0
141,146		6.000%, due 10/01/36	154,550	0.0
182,257		6.000%, due 10/01/36	199,566	0.0
150,598		6.000%, due 10/01/36	164,900	0.0
710,583		6.000%, due 10/01/36	778,065	0.0
13,859		6.000%, due 10/01/36	15,175	0.0
95,868		6.000%, due 10/01/36	104,972	0.0
197,003		6.000%, due 11/01/36	215,711	0.0
141,786		6.000%, due 11/01/36	155,251	0.0
5,105		6.000%, due 11/01/36	5,640	0.0
85,244		6.000%, due 11/01/36	93,339	0.0
62,958		6.000%, due 11/01/36	68,937	0.0
150,192		6.000%, due 12/01/36	164,303	0.0
554,185		6.000%, due 12/01/36	606,814	0.0
210,937		6.000%, due 12/01/36	230,969	0.0
48,807		6.000%, due 12/01/36	53,442	0.0
17,667		6.000%, due 12/01/36	19,345	0.0
178,172		6.000%, due 12/01/36	195,092	0.0
39,111		6.000%, due 01/01/37	42,850	0.0
100,821		6.000%, due 01/01/37	110,396	0.0

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

7,301	6.000%, due 01/01/37	8,011	0.0
501,504	6.000%, due 01/01/37	549,131	0.0
429,149	6.000%, due 01/01/37	469,904	0.0
896,426	6.000%, due 02/01/37	981,556	0.0
208,578	6.000%, due 02/01/37	228,386	0.0
240,966	6.000%, due 02/01/37	263,849	0.0
156,809	6.000%, due 02/01/37	171,701	0.0
102,410	6.000%, due 03/01/37	112,135	0.0
8,194	6.000%, due 03/01/37	8,972	0.0
867,426	6.000%, due 03/01/37	949,802	0.0
50,983	6.000%, due 03/01/37	55,824	0.0
11,588	6.000%, due 04/01/37	12,689	0.0
82,023	6.000%, due 04/01/37	89,812	0.0
1,135,312	6.000%, due 04/01/37	1,243,129	0.1
89,141	6.000%, due 04/01/37	97,606	0.0
8,222	6.000%, due 04/01/37	9,032	0.0
564,129	6.000%, due 04/01/37	617,703	0.0
101,142	6.000%, due 04/01/37	110,747	0.0
11,316	6.000%, due 04/01/37	12,391	0.0
7,497	6.000%, due 04/01/37	8,209	0.0
424,518	6.000%, due 04/01/37	464,834	0.0
18,424	6.000%, due 04/01/37	20,206	0.0
182,885	6.000%, due 04/01/37	200,253	0.0
20,632	6.000%, due 04/01/37	22,592	0.0
215,362	6.000%, due 04/01/37	235,814	0.0
310,992	6.000%, due 04/01/37	340,526	0.0
411,046	6.000%, due 04/01/37	450,082	0.0
181,121	6.000%, due 04/01/37	198,321	0.0
17,421	6.000%, due 04/01/37	19,071	0.0
30,735	6.000%, due 04/01/37	33,654	0.0
6,725	6.000%, due 05/01/37	7,364	0.0
452,354	6.000%, due 05/01/37	495,596	0.0
59,987	6.000%, due 05/01/37	65,683	0.0
43,224	6.000%, due 05/01/37	47,329	0.0
135,464	6.000%, due 05/01/37	148,328	0.0
143,009	6.000%, due 05/01/37	156,590	0.0
568	6.000%, due 05/01/37	622	0.0
51,530	6.000%, due 05/01/37	56,423	0.0
346,827	6.000%, due 05/01/37	379,531	0.0
219,685	6.000%, due 05/01/37	240,548	0.0
356,900	6.000%, due 05/01/37	390,794	0.0
208,795	6.000%, due 05/01/37	228,623	0.0
54,360	6.000%, due 06/01/37	59,522	0.0
47,724	6.000%, due 06/01/37	52,256	0.0
48,594	6.000%, due 06/01/37	53,208	0.0
99,730	6.000%, due 06/01/37	109,221	0.0
30,903	6.000%, due 06/01/37	33,838	0.0
25,793	6.000%, due 06/01/37	28,243	0.0
21,198	6.000%, due 06/01/37	23,211	0.0
225,622	6.000%, due 06/01/37	247,048	0.0
355,697	6.000%, due 06/01/37	389,476	0.0
86,144	6.000%, due 06/01/37	94,325	0.0
88,858	6.000%, due 06/01/37	97,297	0.0
327,461	6.000%, due 07/01/37	358,559	0.0
82,205	6.000%, due 07/01/37	90,011	0.0
129,211	6.000%, due 07/01/37	141,482	0.0
148,535	6.000%, due 07/01/37	162,641	0.0
61,781	6.000%, due 07/01/37	67,684	0.0
25,783	6.000%, due 07/01/37	28,231	0.0
91,399	6.000%, due 07/01/37	100,008	0.0
93,535	6.000%, due 07/01/37	102,477	0.0
697,129	6.000%, due 07/01/37	763,334	0.0
124,698	6.000%, due 07/01/37	136,905	0.0
57,403	6.000%, due 07/01/37	64,110	0.0
133,029	6.000%, due 07/01/37	148,847	0.0
493,733	6.000%, due 08/01/37	540,621	0.0
177,653	6.000%, due 08/01/37	194,524	0.0
567,086	6.000%, due 08/01/37	620,941	0.0
143,906	6.000%, due 08/01/37	157,572	0.0
566,721	6.000%, due 08/01/37	620,541	0.0

125,116		6.000%, due 08/01/37	136,997	0.0
54,211		6.000%, due 08/01/37	59,329	0.0
232,301		6.000%, due 09/01/37	254,362	0.0
51,417		6.000%, due 09/01/37	56,300	0.0
139,931		6.000%, due 09/01/37	153,220	0.0
196,486		6.000%, due 09/01/37	215,146	0.0
459,662		6.000%, due 09/01/37	503,315	0.0
14,661		6.000%, due 09/01/37	16,053	0.0
71,393		6.000%, due 10/01/37	78,173	0.0
38,455		6.000%, due 10/01/37	42,107	0.0
14,301		6.000%, due 11/01/37	15,660	0.0
450,178		6.000%, due 11/01/37	496,743	0.0
742,463		6.000%, due 11/01/37	812,973	0.0
156,649		6.000%, due 12/01/37	175,735	0.0
400,767		6.000%, due 12/01/37	443,680	0.0
233,450		6.000%, due 12/01/37	255,766	0.0
157,206		6.000%, due 12/01/37	172,136	0.0
896,121		6.000%, due 02/01/38	981,223	0.0
197,708		6.000%, due 03/01/38	216,051	0.0
179,528		6.000%, due 03/01/38	196,185	0.0
11,027		6.000%, due 06/01/38	12,081	0.0
408,977		6.000%, due 07/01/38	446,922	0.0
198,446		6.000%, due 07/01/38	216,858	0.0
6,488		6.000%, due 08/01/38	7,090	0.0
72,627		6.000%, due 09/01/38	79,366	0.0
90,209		6.000%, due 09/01/38	98,776	0.0
252,456		6.000%, due 09/01/38	276,431	0.0
84,368		6.000%, due 09/01/38	92,684	0.0
16,314		6.000%, due 10/01/38	17,827	0.0
11,807		6.000%, due 10/01/38	12,903	0.0
17,331		6.000%, due 11/01/38	18,939	0.0
15,719		6.000%, due 11/01/38	17,178	0.0
687,090		6.000%, due 12/01/38	755,260	0.0
699,354		6.000%, due 12/01/38	764,951	0.0
511,981		6.000%, due 12/01/39	560,602	0.0
434,905		6.000%, due 09/01/40	485,720	0.0
154		6.500%, due 11/01/15	163	0.0
22,525		6.500%, due 09/01/16	24,102	0.0
4,591		6.500%, due 02/01/17	4,978	0.0
3,523		6.500%, due 02/01/17	3,770	0.0
3,880		6.500%, due 02/01/17	4,152	0.0
2,839		6.500%, due 03/01/17	3,079	0.0
19,034		6.500%, due 04/01/17	20,640	0.0
634		6.500%, due 06/01/29	746	0.0
45,776		6.500%, due 04/01/32	52,134	0.0
24,085		6.500%, due 03/01/38	27,294	0.0
3,122,875		6.500%, due 06/17/38	3,271,577	0.1
2,000,000	W	4.500%, due 02/15/40	2,146,563	0.1
73,664		5.500%, due 05/01/36	79,727	0.0
1,000,000	W	6.000%, due 01/15/39	1,088,438	0.0
			1,228,168,925	33.1

		Government National Mortgage Association: 0.0%
198,914		1.625%, due 01/20/27	206,830	0 .0
192,783		1.625%, due 10/20/29	198,945	0 .0
242,938		1.750%, due 08/20/27	252,688	0 .0
			658,463	0 .0

	Total U.S. Government Agency Obligations (Cost $1,475,681,602)		1,493,560,539	40.3

FOREIGN GOVERNMENT BONDS: 10.4%
EUR 1,100,000	#	Banco Nacional de Desenvolvimento Economico e Social, 4.125%, 09/15/17	1,568,110	0 .0

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

BRL 68,313,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/17	34,069,170	0.9
BRL 447,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/21	237,681	0.0
EUR 1,181,114		Italy Buoni Poliennali Del Tesoro, 2.100%, 09/15/21	1,482,161	0.0
EUR 6,700,000		Italy Buoni Poliennali Del Tesoro, 2.250%, 11/01/13	8,906,667	0.2
EUR 7,300,000		Italy Buoni Poliennali Del Tesoro, 2.500%, 03/01/15	9,709,029	0.3
EUR 800,000		Italy Buoni Poliennali Del Tesoro, 3.000%, 04/01/14	1,072,997	0.0
EUR 100,000		Italy Buoni Poliennali Del Tesoro, 3.000%, 04/15/15	134,258	0.0
EUR 29,100,000		Italy Buoni Poliennali Del Tesoro, 3.500%, 11/01/17	38,813,930	1.1
EUR 1,200,000		Italy Buoni Poliennali Del Tesoro, 3.500%, 06/01/14	1,622,059	0.0
EUR 51,200,000		Italy Buoni Poliennali Del Tesoro, 3.750%, 12/15/13	69,022,344	1.9
EUR 4,500,000		Italy Buoni Poliennali Del Tesoro, 3.750%, 04/15/16	6,171,552	0.2
EUR 900,000		Italy Buoni Poliennali Del Tesoro, 3.750%, 08/01/15	1,229,664	0.0
EUR 1,600,000		Italy Buoni Poliennali Del Tesoro, 4.000%, 02/01/17	2,199,470	0.1
EUR 1,300,000		Italy Buoni Poliennali Del Tesoro, 4.250%, 07/01/14	1,777,594	0.1
EUR 900,000		Italy Buoni Poliennali Del Tesoro, 4.250%, 08/01/14	1,233,082	0.0
EUR 7,500,000		Italy Buoni Poliennali Del Tesoro, 4.500%, 07/15/15	10,410,269	0.3
EUR 2,400,000		Italy Buoni Poliennali Del Tesoro, 4.500%, 08/01/18	3,335,579	0.1
EUR 6,900,000		Italy Buoni Poliennali Del Tesoro, 4.750%, 05/01/17	9,727,944	0.3
EUR 300,000		Italy Buoni Poliennali Del Tesoro, 4.750%, 06/01/17	421,963	0.0
EUR 5,900,000		Italy Buoni Poliennali Del Tesoro, 4.750%, 09/15/16	8,334,108	0.2
EUR 6,800,000		Italy Buoni Poliennali Del Tesoro, 6.000%, 11/15/14	9,643,057	0.3
EUR 2,000,000	Z	Italy Certificati di Credito del Tesoro Zero Coupon, 01/31/14	2,597,878	0.1

EUR 1,300,000	Z	Italy Certificati di Credito del Tesoro Zero Coupon, 05/30/14	1,671,885	0.0
EUR 6,700,000	Z	Italy Certificati di Credito del Tesoro Zero Coupon, 09/30/13	8,764,663	0.2
EUR 10,000,000	Z	Italy Certificati di Credito del Tesoro Zero Coupon, 09/30/14	12,746,872	0.3
1,100,000	#	Korea Housing Finance Corp., 4.125%, 12/15/15	1,191,789	0.0
MXN 26,200,000		Mexican Bonos, 6.250%, 06/16/16	2,113,204	0.1
MXN 26,700,000		Mexican Bonos, 6.000%, 06/18/15	2,126,955	0.1
MXN 155,600,000		Mexican Bonos, 10.000%, 12/05/24	16,874,119	0.5
CAD 200,000		Province of British Columbia Canada, 4.300%, 06/18/42	238,532	0.0
400,000		Province of Ontario Canada, 1.650%, 09/27/19	400,039	0.0
CAD 17,600,000		Province of Ontario Canada, 3.150%, 06/02/22	18,318,721	0.5
1,700,000		Province of Ontario Canada, 3.000%, 07/16/18	1,854,787	0.1
CAD 600,000		Province of Ontario Canada, 4.200%, 03/08/18	669,126	0.0
CAD 12,600,000		Province of Ontario Canada, 4.200%, 06/02/20	14,205,686	0.4
CAD 2,700,000		Province of Ontario Canada, 4.300%, 03/08/17	2,988,756	0.1
800,000		Province of Ontario Canada, 4.400%, 04/14/20	942,777	0.0
CAD 4,200,000		Province of Ontario Canada, 4.400%, 06/02/19	4,767,192	0.1
CAD 2,000,000		Province of Ontario Canada, 4.600%, 06/02/39	2,415,201	0.1
CAD 1,200,000		Province of Ontario Canada, 5.500%, 06/02/18	1,416,861	0.0
2,400,000		Province of Quebec Canada, 2.750%, 08/25/21	2,509,202	0.1
CAD 18,300,000		Province of Quebec Canada, 3.500%, 12/01/22	19,378,830	0.5
1,000,000		Province of Quebec Canada, 3.500%, 07/29/20	1,111,520	0.0
CAD 300,000		Province of Quebec Canada, 3.000%, 09/01/23	302,153	0.0
CAD 7,600,000		Province of Quebec Canada, 4.250%, 12/01/21	8,548,720	0.2

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

CAD 200,000		Province of Quebec Canada, 4.500%, 12/01/17	225,073	0.0
CAD 1,000,000		Province of Quebec Canada, 4.500%, 12/01/18	1,135,176	0.0
EUR 7,300,000		Spain Government Bond, 3.150%, 01/31/16	9,568,049	0.3
EUR 1,700,000		Spain Government Bond, 3.300%, 10/31/14	2,261,476	0.1
EUR 900,000		Spain Government Bond, 3.000%, 04/30/15	1,187,606	0.0
EUR 4,600,000		Spain Government Bond, 3.750%, 10/31/15	6,119,044	0.2
EUR 1,500,000		Spain Government Bond, 4.250%, 10/31/16	2,015,872	0.1
EUR 2,100,000		Spain Government Bond, 4.400%, 01/31/15	2,860,058	0.1
EUR 400,000		Spain Government Bond, 4.000%, 07/30/15	539,694	0.0
EUR 6,700,000	Z	Spain Letras del Tesoro, 04/16/14	8,576,327	0.2
1,200,000	#,L	Vnesheconombank Via VEB Finance Ltd., 5.450%, 11/22/17	1,338,000	0.0
800,000	#	Vnesheconombank Via VEB Finance PLC, 5.375%, 02/13/17	878,000	0.0

	Total Foreign Government Bonds (Cost $371,585,535)		385,982,531	10.4

U.S. TREASURY OBLIGATIONS: 30.4%
		Treasury Inflation Indexed Protected Securities: 8.5%
13,341,433		0.125%, due 04/15/17	14,290,970	0.4
3,168,231		0.125%, due 01/15/22	3,441,244	0.1
14,585,405		0.125%, due 07/15/22	15,826,302	0.4
16,174,460		0.750%, due 02/15/42	17,740,099	0.5
4,546,992		1.125%, due 01/15/21	5,342,006	0.1
4,242,680		1.250%, due 07/15/20	5,034,207	0.1
2,032,411		1.375%, due 01/15/20	2,409,994	0.1
62,716,288	S	1.750%, due 01/15/28	81,227,377	2.2
22,726,470		2.000%, due 01/15/26	29,812,515	0.8
1,400,620		2.125%, due 01/15/19	1,701,426	0.1
2,782,572		2.125%, due 02/15/40	4,079,295	0.1
13,989,738		2.375%, due 01/15/25	18,889,420	0.5
61,481,344	S	2.375%, due 01/15/27	84,801,033	2.3
13,359,760	S	2.500%, due 01/15/29	19,050,189	0.5
3,432,432		3.625%, due 04/15/28	5,447,915	0.2
1,829,217		3.875%, due 04/15/29	3,032,928	0.1
			312,126,920	8.5

		U.S. Treasury Bonds: 0.9%
24,600,000	L	1.625%, due 11/15/22	24,304,037	0.6
6,000,000		3.625%, due 02/15/20	7,004,064	0.2
2,000,000	S	3.125%, due 11/15/41	2,085,938	0.1
500,000		3.625%, due 08/15/19	581,836	0.0
			33,975,875	0.9

		U.S. Treasury Notes: 21.0%
19,700,000		1.125%, due 05/31/19	19,812,349	0.5
281,000,000		0.375%, due 11/15/15	281,285,496	7.6
25,000,000		0.500%, due 11/15/13	25,073,250	0.7
64,100,000		0.750%, due 10/31/17	64,295,313	1.7
38,600,000		0.750%, due 12/31/17	38,654,272	1.0
25,700,000		0.875%, due 07/31/19	25,366,697	0.7
47,000,000		1.000%, due 06/30/19	46,831,082	1.3
35,100,000		1.000%, due 08/31/19	34,872,411	0.9
36,600,000		1.000%, due 09/30/19	36,322,645	1.0
55,300,000		1.000%, due 11/30/19	54,721,064	1.5
11,800,000		1.125%, due 12/31/19	11,757,591	0.3
99,800,000	S	1.500%, due 08/31/18	103,293,000	2.8
27,400,000		1.625%, due 08/15/22	27,194,500	0.7
2,300,000		2.625%, due 04/30/18	2,519,579	0.1
2,900,000		2.875%, due 03/31/18	3,214,015	0.1
3,400,000		3.375%, due 11/15/19	3,905,485	0.1
			779,118,749	21.0

	Total U.S. Treasury Obligations (Cost $1,093,445,186)		1,125,221,544	30.4

Shares			Value	Percentage of Net Assets
COMMON STOCK: –%
		Consumer Discretionary: –%
192,000	@,X	General Motors Co.	–	–

	Total Common Stock (Cost $0)		–	–

PREFERRED STOCK: 1.3%
		Financials: 1.3%
2,000	#,@,P	Ally Financial, Inc.	1,964,438	0.0
39,000	@	Wells Fargo & Co.	47,775,000	1.3

	Total Preferred Stock (Cost $32,799,800)		49,739,438	1.3

	Total Long-Term Investments (Cost $4,069,648,475)		4,260,979,658	114.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
	U.S. Treasury Bills: 0.0%
400,000	United States Treasury Bill, 0.140%, 12/12/13 (Cost $399,435)	399,465	0.0

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

	Securities Lending Collateralcc(1): 1.0%
9,084,095	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $9,084,244, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $9,265,777, due 08/01/27-01/01/43)	9,084,095	0.3
9,084,095	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $9,084,195, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $9,265,778, due 10/01/16-12/20/42)	9,084,095	0.2
1,912,229	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $1,912,248, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $1,950,477, due 10/31/17-08/15/22)	1,912,229	0.1
9,084,095	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $9,084,188, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $9,265,779, due 08/09/13-06/20/42)	9,084,095	0.2

9,084,095	Nomura Securities, Repurchase Agreement dated 12/31/12, 0.35%, due 01/02/13 (Repurchase Amount $9,084,269, collateralized by various U.S. Government Agency Obligations, 0.000%-6.101%, Market Value plus accrued interest $9,265,777, due 03/10/14-12/20/42)	9,084,095	0.2
		38,248,609	1.0

	Foreign Government Bonds: 0.2%
JPY 310,000,000	Z Japan Treasury Discount Bill, 0.080%, 02/12/13	3,577,872	0.1
EUR 1,900,000	Z Spain Letras del Tesoro, 1.960%, 09/20/13	2,472,516	0.1
		6,050,388	0.2

	Total Short-Term Investments (Cost $44,652,411)	44,698,462	1.2

	Total Investments in Securities (Cost $4,114,300,886)	$4,305,678,120	116.1
	Liabilities in Excess of Other Assets	(597,379,212)	(16.1)

	Net Assets	$3,708,298,908	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
@	Non-income producing security

+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
W	Settlement is on a when-issued or delayed-delivery basis.
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	EU Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso

Cost for federal income tax purposes is $4,115,221,952.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$204,751,235
Gross Unrealized Depreciation	(14,295,067)

Net Unrealized Appreciation	$190,456,168

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$–	$–	$–	$–

Total Common Stock	–	–	–	–

Preferred Stock	47,775,000	1,964,438	–	49,739,438
Corporate Bonds/Notes	–	690,935,535	–	690,935,535
Collateralized Mortgage Obligations	–	226,558,855	461,203	227,020,058
Municipal Bonds	–	154,478,233	–	154,478,233
Short-Term Investments	–	44,698,462	–	44,698,462
U.S. Treasury Obligations	–	1,125,221,544	–	1,125,221,544
U.S. Government Agency Obligations	–	1,493,560,539	–	1,493,560,539
Asset-Backed Securities	–	134,041,780	–	134,041,780
Foreign Government Bonds	–	385,982,531	–	385,982,531

Total Investments, at fair value	$47,775,000	$4,257,441,917	$461,203	$4,305,678,120

Other Financial Instruments+
Futures	1,007,266	–	–	1,007,266
Swaps	11,592,288	12,345,325	–	23,937,613
Forward Foreign Currency Contracts	–	2,601,380	–	2,601,380

Total Assets	$60,374,554	$4,272,388,622	$461,203	$4,333,224,379

Liabilities Table
Other Financial Instruments+
Written Options	$–	$(289,518)	$–	$(289,518)
Futures	(245,257)	–	–	(245,257)
Swaps	(27,045,104)	(2,508,234)	–	(29,553,338)
Forward Foreign Currency Contracts	–	(9,694,858)	–	(9,694,858)

Total Liabilities	$(27,290,361)	$(12,492,610)	$–	$(39,782,971)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING PIMCO Total Return Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

Barclays Bank PLC	EU Euro	8,297,000	Buy	03/18/13	$10,938,441	$10,958,816	$20,375
Barclays Bank PLC	Singapore Dollar	11,705	Buy	01/25/13	9,611	9,582	(29)
Barclays Bank PLC	Brazilian Real	615,990	Buy	02/04/13	300,000	299,518	(482)
Deutsche Bank AG	Chinese Yuan	137,557,951	Buy	02/01/13	21,707,109	22,028,012	320,903
Deutsche Bank AG	British Pound	3,355,000	Buy	03/12/13	5,400,040	5,448,917	48,877
Deutsche Bank AG	EU Euro	960,000	Buy	03/18/13	1,255,730	1,267,984	12,254
Deutsche Bank AG	Mexican Peso	40,000,000	Buy	04/03/13	3,054,951	3,068,591	13,640
Deutsche Bank AG	Mexican Peso	5,193,680	Buy	04/03/13	400,000	398,432	(1,568)
Deutsche Bank AG	Mexican Peso	32,761,414	Buy	04/03/13	2,498,011	2,513,284	15,273
HSBC	Brazilian Real	2,055,300	Buy	02/04/13	1,000,000	999,365	(635)
HSBC	Mexican Peso	2,596,400	Buy	04/03/13	200,000	199,182	(818)
HSBC	Mexican Peso	11,586,510	Buy	04/03/13	900,000	888,856	(11,144)
HSBC	Brazilian Real	616,680	Buy	02/04/13	300,000	299,853	(147)
HSBC	Mexican Peso	6,274,484	Buy	04/03/13	485,164	481,345	(3,819)
HSBC	Mexican Peso	56,154,719	Buy	04/03/13	4,258,985	4,307,896	48,911
HSBC	Mexican Peso	9,751,688	Buy	04/03/13	737,117	748,099	10,982
HSBC	Mexican Peso	13,765,855	Buy	04/03/13	1,032,814	1,056,045	23,231
HSBC	Mexican Peso	3,078,959	Buy	04/03/13	232,392	236,202	3,810
HSBC	Mexican Peso	520,066	Buy	04/03/13	39,389	39,897	508
HSBC	Mexican Peso	18,454,853	Buy	04/03/13	1,397,745	1,415,759	18,014
HSBC	Mexican Peso	3,869,000	Buy	04/03/13	296,225	296,809	584
JPMorgan Chase & Co.	Danish Krone	568,000	Buy	02/14/13	100,733	100,561	(172)
JPMorgan Chase & Co.	Mexican Peso	9,245,376	Buy	04/03/13	706,563	709,257	2,694
Morgan Stanley	Mexican Peso	11,587,500	Buy	04/03/13	900,000	888,932	(11,068)
Morgan Stanley	Brazilian Real	615,840	Buy	02/04/13	300,000	299,445	(555)
Morgan Stanley	Brazilian Real	616,140	Buy	02/04/13	300,000	299,591	(409)
Morgan Stanley	Mexican Peso	31,898,053	Buy	04/03/13	2,446,489	2,447,052	563
Morgan Stanley	Mexican Peso	15,263,644	Buy	04/03/13	1,159,015	1,170,947	11,932
Royal Bank of Scotland Group PLC	EU Euro	3,453,000	Buy	03/18/13	4,517,059	4,560,780	43,721
UBS Warburg LLC	Brazilian Real	2,055,500	Buy	02/04/13	1,000,000	999,463	(537)
UBS Warburg LLC	Mexican Peso	7,790,400	Buy	04/03/13	600,000	597,639	(2,361)
UBS Warburg LLC	Brazilian Real	821,080	Buy	02/04/13	400,000	399,241	(759)
UBS Warburg LLC	Brazilian Real	205,610	Buy	02/04/13	100,000	99,976	(24)
UBS Warburg LLC	Mexican Peso	120,000,000	Buy	04/03/13	9,156,810	9,205,772	48,962
UBS Warburg LLC	Mexican Peso	19,839,143	Buy	04/03/13	1,525,384	1,521,955	(3,429)

							$607,278

Barclays Bank PLC	EU Euro	830,000	Sell	03/18/13	$1,094,654	$1,096,278	$(1,624)
Barclays Bank PLC	EU Euro	228,000	Sell	03/18/13	302,441	301,146	1,295
Barclays Bank PLC	Canadian Dollar	2,276,000	Sell	03/21/13	2,303,061	2,284,385	18,676
Barclays Bank PLC	Chinese Yuan	18,253,190	Sell	02/01/13	2,892,282	2,922,997	(30,715)
Barclays Bank PLC	Chinese Yuan	17,715,112	Sell	02/01/13	2,809,693	2,836,832	(27,139)
BNP Paribas Bank	EU Euro	393,300	Sell	06/21/13	517,720	519,955	(2,235)
BNP Paribas Bank	EU Euro	100,000	Sell	04/01/14	126,339	132,498	(6,159)
BNP Paribas Bank	EU Euro	100,000	Sell	06/02/14	126,453	132,498	(6,045)
BNP Paribas Bank	EU Euro	100,000	Sell	07/01/14	126,500	132,498	(5,998)
Citigroup, Inc.	Danish Krone	44,855,000	Sell	02/14/13	7,698,843	7,941,300	(242,457)
Citigroup, Inc.	Canadian Dollar	99,518,000	Sell	03/21/13	100,723,153	99,884,621	838,532
Citigroup, Inc.	Japanese Yen	140,000,000	Sell	02/12/13	1,753,953	1,616,507	137,446
Citigroup, Inc.	EU Euro	700,000	Sell	04/01/14	887,145	927,484	(40,339)
Credit Suisse Group AG	Chinese Yuan	26,439,000	Sell	02/01/13	4,200,000	4,233,842	(33,842)
Credit Suisse Group AG	EU Euro	3,293,150	Sell	11/01/13	4,255,474	4,360,374	(104,900)
Credit Suisse Group AG	EU Euro	1,100,000	Sell	06/02/14	1,394,800	1,457,475	(62,675)
Deutsche Bank AG	Japanese Yen	1,191,728,000	Sell	01/17/13	14,530,752	13,757,376	773,376
Deutsche Bank AG	EU Euro	51,100,000	Sell	08/01/13	64,359,428	67,586,972	(3,227,544)
HSBC	Japanese Yen	50,813,000	Sell	01/17/13	593,426	586,588	6,838
HSBC	Brazilian Real	43,028,344	Sell	02/04/13	20,843,026	20,922,023	(78,997)
JPMorgan Chase & Co.	British Pound	10,064,000	Sell	03/12/13	16,117,969	16,345,127	(227,158)
Morgan Stanley	EU Euro	137,000	Sell	03/18/13	180,465	180,951	(486)
Royal Bank of Canada	Danish Krone	44,854,000	Sell	02/14/13	7,701,051	7,941,123	(240,072)

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Royal Bank of Scotland Group PLC	Japanese Yen	50,474,000	Sell	01/17/13	595,023	582,675	12,348
Royal Bank of Scotland Group PLC	EU Euro	167,000	Sell	03/18/13	220,306	220,576	(270)
Royal Bank of Scotland Group PLC	EU Euro	77,271,000	Sell	03/18/13	99,777,183	102,060,828	(2,283,645)
UBS Warburg LLC	EU Euro	409,000	Sell	03/18/13	541,487	540,214	1,273
UBS Warburg LLC	British Pound	200,000	Sell	03/12/13	321,272	324,824	(3,552)
UBS Warburg LLC	EU Euro	85,000	Sell	03/18/13	110,622	112,270	(1,648)
UBS Warburg LLC	Japanese Yen	170,000,000	Sell	02/12/13	2,129,264	1,962,902	166,362
UBS Warburg LLC	Mexican Peso	396,530,752	Sell	04/03/13	30,142,281	30,419,764	(277,483)
UBS Warburg LLC	EU Euro	5,500,000	Sell	02/28/13	6,923,983	7,263,264	(339,281)
UBS AG	Chinese Yuan	41,044,250	Sell	02/01/13	6,500,000	6,572,672	(72,672)
HSBC	Brazilian Real	34,106,400	Sell	01/11/13	5,400,000	5,461,670	(61,670)
UBS Warburg LLC	EU Euro	2,200,000	Sell	09/04/13	2,777,214	2,910,976	(133,762)
Credit Suisse First Boston	EU Euro	15,837,993	Sell	09/20/13	20,802,808	20,960,316	(157,508)
Westpac Bank	EU Euro	77,701,000	Sell	03/18/13	100,641,754	102,628,780	(1,987,026)

							$(7,700,756)

ING PIMCO Total Return Bond Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
3-Month Euro Euribor	48	12/15/14	$15,775,343	$40,048
3-Month Euro Euribor	14	03/16/15	4,598,601	714
3-Month Euro Euribor	13	06/15/15	4,267,126	214
3-Month Euro Euribor	3	09/14/15	983,979	1,124
90-Day Eurodollar	1,815	06/15/15	450,619,125	837,276
90-Day Eurodollar	507	09/14/15	125,767,687	111,526
90-Day Eurodollar	1,141	12/14/15	282,725,538	12,631
90-Day Eurodollar	319	03/14/16	78,944,525	3,431
90-Day Eurodollar	21	06/13/16	5,189,625	227
90-Day Eurodollar	14	09/19/16	3,454,500	75
U.S. Treasury 10-Year Note	757	03/19/13	100,515,406	(190,436)

			$1,072,841,455	$816,830

Short Contracts
Euro-Bund	(47)	03/07/13	(9,035,216)	(54,821)

			$(9,035,216)	$(54,821)

ING PIMCO Total Return Bond Portfolio Centrally Cleared Credit Default Swaps Outstanding on December 31, 2012

Centrally Cleared Credit Default Swaps on Credit Indices - Buy Protection(1)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.19 Index	Buy	(5.000)	12/20/17	USD 1,000,000	$(3,763)	$(56)
CDX.NA.IG.17 Index	Buy	(1.000)	12/20/16	USD 173,800,000	(1,750,590)	(3,285,937)

					$(1,754,353)	$(3,285,993)

ING PIMCO Total Return Bond Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2012:

Credit Default Swaps on Credit Indices - Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	CDX.NA.IG.18 Index	Buy	(1.000)	06/20/17	USD	146,300,000	$(983,879)	$(387,597)	$(596,282)
Barclays Bank PLC	iTraxx Europe Senior Financials Series 17 Version 1	Buy	(1.000)	06/20/17	EUR	8,900,000	258,239	494,772	(236,533)
Citigroup, Inc.	iTraxx Europe Senior Financials Series 17 Version 2	Buy	(1.000)	06/20/17	EUR	1,200,000	34,819	66,711	(31,892)
Goldman Sachs & Co.	iTraxx Europe Series 18 Version 1	Buy	(1.000)	12/20/17	USD	90,200,000	982,083	1,610,329	(628,246)

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Morgan Stanley	iTraxx Europe Series 18 Version 1	Buy	(1.000)	12/20/17	EUR	700,000	7,621	11,264	(3,643)

							$298,883	$1,795,479	$(1,496,596)

Credit Default Swaps on Credit Indices - Sell Protection(4)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	CDX.EM.12 Index	Sell	5.000	12/20/14	USD	1,400,000	85,868	54,624	31,244
Barclays Bank PLC	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	200,000	15,109	11,698	3,411
Credit Suisse Group AG	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	1,800,000	135,986	114,915	21,071
Deutsche Bank AG	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	19,100,000	1,442,958	1,129,400	313,558
Goldman Sachs & Co.	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	100,000	7,555	5,958	1,597
Goldman Sachs & Co.	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	100,000	7,555	5,826	1,729
HSBC	CDX.EM.13 Index	Sell	0.500	06/20/15	USD	30,300,000	2,289,091	1,265,103	1,023,988
HSBC	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	12,800,000	967,009	748,226	218,783
Morgan Stanley	CDX.EM.13 Index	Sell	5.000	06/20/15	USD	3,100,000	234,197	181,633	52,564
Deutsche Bank AG	CDX.NA.IG.10 Index (30-100% Tranche)	Sell	0.530	06/20/13	USD	2,989,946	7,477	–	7,477
Goldman Sachs & Co.	CDX.NA.IG.10 Index (30-100% Tranche)	Sell	0.463	06/20/13	USD	3,761,546	8,203	–	8,203
Goldman Sachs & Co.	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.548	12/20/17	USD	2,218,347	36,279	–	36,279
Morgan Stanley	CMBX.AAA.4 Index	Sell	0.350	02/17/51	USD	16,500,000	(716,513)	(1,134,021)	417,508
Deutsche Bank AG	CMBX.NA.AAA.3 Index	Sell	0.080	12/13/49	USD	3,700,000	(159,223)	(213,198)	53,975

							$4,361,551	2,170,164	$2,191,387

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection(4)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/12 (%) (5)	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	Ally Financial Inc.	Sell	5.000	12/20/16	2.095	USD	4,000,000	$436,918	$(123,189)	$560,107
Barclays Bank PLC	Berkshire Hathaway Inc.	Sell	1.000	06/20/17	1.084	USD	100,000	(365)	(2,289)	1,924
Credit Suisse Group AG	Berkshire Hathaway Inc.	Sell	1.000	06/20/17	1.084	USD	100,000	(365)	(2,208)	1,843
Deutsche Bank AG	Berkshire Hathaway Inc.	Sell	0.850	03/20/13	0.349	USD	2,200,000	2,416	–	2,416
Goldman Sachs & Co.	Berkshire Hathaway Inc.	Sell	1.000	03/20/15	0.671	USD	1,500,000	10,920	(11,489)	22,409
UBS Warburg LLC	Berkshire Hathaway Inc.	Sell	1.000	03/20/15	0.671	USD	1,500,000	10,920	(11,787)	22,707
Morgan Stanley	Commonwealth of Australia	Sell	1.000	09/20/17	0.405	USD	4,000,000	111,282	47,414	63,868
UBS Warburg LLC	Federal Republic of Germany	Sell	0.250	06/20/16	0.267	USD	35,800,000	(21,476)	(236,579)	215,103
Barclays Bank PLC	Federative Republic of Brazil	Sell	1.000	06/20/15	0.604	USD	500,000	4,881	(3,393)	8,274
Citigroup, Inc.	Federative Republic of Brazil	Sell	1.000	09/20/15	0.648	USD	1,000,000	9,545	(8,438)	17,983
Citigroup, Inc.	Federative Republic of Brazil	Sell	1.000	03/20/16	0.715	USD	21,100,000	192,435	(88,984)	281,419
Citigroup, Inc.	Federative Republic of Brazil	Sell	1.000	06/20/16	0.771	USD	9,100,000	71,827	(17,621)	89,448
Credit Suisse Group AG	Federative Republic of Brazil	Sell	1.000	06/20/15	0.604	USD	2,000,000	19,522	(24,910)	44,432
Goldman Sachs & Co.	Federative Republic of Brazil	Sell	1.000	06/20/15	0.604	USD	500,000	4,881	(3,169)	8,050
Goldman Sachs & Co.	Federative Republic of Brazil	Sell	1.000	09/20/16	0.819	USD	1,400,000	9,346	(6,172)	15,518
HSBC	Federative Republic of Brazil	Sell	1.000	06/20/15	0.604	USD	5,700,000	55,638	(29,727)	85,365
HSBC	Federative Republic of Brazil	Sell	1.000	06/20/15	0.604	USD	3,000,000	29,283	(39,364)	68,647
HSBC	Federative Republic of Brazil	Sell	1.000	09/20/15	0.648	USD	1,800,000	17,181	(9,704)	26,885

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

UBS Warburg LLC	Federative Republic of Brazil	Sell	1.000	09/20/15	0.648	USD	500,000	4,773	(2,561)	7,334
BNP Paribas Bank	General Electric Capital Corp.	Sell	4.700	12/20/13	0.220	USD	1,800,000	78,849	–	78,849
Citigroup, Inc.	General Electric Capital Corp.	Sell	4.000	12/20/13	0.220	USD	7,600,000	280,896	–	280,896
Citigroup, Inc.	General Electric Capital Corp.	Sell	4.200	12/20/13	0.220	USD	6,200,000	241,278	–	241,278
Citigroup, Inc.	General Electric Capital Corp.	Sell	4.325	12/20/13	0.220	USD	4,500,000	180,621	–	180,621
Citigroup, Inc.	General Electric Capital Corp.	Sell	4.850	12/20/13	0.220	USD	3,600,000	162,979	–	162,979
Citigroup, Inc.	General Electric Capital Corp.	Sell	3.850	03/20/14	0.254	USD	7,000,000	308,313	–	308,313
Deutsche Bank AG	General Electric Capital Corp.	Sell	4.230	12/20/13	0.220	USD	4,200,000	164,678	–	164,678
Deutsche Bank AG	General Electric Capital Corp.	Sell	4.750	12/20/13	0.220	USD	3,900,000	172,747	–	172,747
UBS Warburg LLC	Goldman Sachs & Co.	Sell	1.000	06/20/13	0.311	USD	1,900,000	6,198	(15,260)	21,458
Citigroup, Inc.	Government of France O.A.T.	Sell	0.250	06/20/16	0.540	USD	16,700,000	(167,171)	(285,740)	118,569
Morgan Stanley	Japanese Government 20-Year Issue	Sell	1.000	03/20/17	0.616	USD	5,600,000	89,716	(35,850)	125,566
Morgan Stanley	Japanese Government 20-Year Issue	Sell	1.000	03/20/17	0.616	USD	7,500,000	120,156	(42,021)	162,177
Citigroup, Inc.	Metlife Inc.	Sell	1.000	12/20/14	0.730	USD	14,400,000	76,596	(221,461)	298,057
Credit Suisse Group AG	Metlife Inc.	Sell	1.000	12/20/14	0.730	USD	8,100,000	43,085	(83,211)	126,296
Deutsche Bank AG	Metlife Inc.	Sell	1.000	03/20/15	0.788	USD	13,500,000	63,141	(352,220)	415,361
Deutsche Bank AG	Metlife Inc.	Sell	1.000	03/20/16	1.125	USD	2,300,000	(9,129)	(29,691)	20,562
JPMorgan Chase & Co.	Metlife Inc.	Sell	1.000	12/20/17	1.556	USD	6,500,000	(170,934)	(267,072)	96,138
Barclays Bank PLC	Morgan Stanley	Sell	1.000	09/20/14	0.869	USD	5,600,000	12,569	(131,689)	144,258
Credit Suisse Group AG	Morgan Stanley	Sell	1.000	06/20/13	0.393	USD	2,300,000	6,606	(31,307)	37,913
Credit Suisse Group AG	Morgan Stanley	Sell	1.000	09/20/14	0.869	USD	6,500,000	14,589	(147,749)	162,338
Goldman Sachs & Co.	NRG Energy, Inc.	Sell	5.000	12/20/19	4.117	USD	1,600,000	81,790	21,028	60,762
UBS Warburg LLC	NRG Energy, Inc.	Sell	5.000	03/20/17	2.833	USD	2,700,000	232,613	(192,689)	425,302
Barclays Bank PLC	People’s Republic of China	Sell	1.000	03/20/16	0.327	USD	1,000,000	21,623	7,490	14,133
Citigroup, Inc.	People’s Republic of China	Sell	1.000	06/20/15	0.253	USD	1,300,000	24,032	10,181	13,851
Deutsche Bank AG	People’s Republic of China	Sell	1.000	06/20/16	0.376	USD	4,400,000	95,063	32,660	62,403
Goldman Sachs & Co.	People’s Republic of China	Sell	1.000	09/20/16	0.417	USD	200,000	4,317	776	3,541
Goldman Sachs & Co.	People’s Republic of China	Sell	1.000	09/20/17	0.584	USD	300,000	5,814	(1,877)	7,691
Morgan Stanley	People’s Republic of China	Sell	1.000	09/20/16	0.417	USD	1,500,000	32,380	6,459	25,921
Royal Bank of Scotland Group PLC	People’s Republic of China	Sell	1.000	06/20/15	0.253	USD	4,000,000	73,945	32,262	41,683
Royal Bank of Scotland Group PLC	People’s Republic of China	Sell	1.000	06/20/16	0.376	USD	4,300,000	92,902	31,202	61,700
Royal Bank of Scotland Group PLC	People’s Republic of China	Sell	1.000	09/20/16	0.417	USD	600,000	12,952	3,019	9,933
UBS Warburg LLC	Republic of France	Sell	0.250	09/20/16	0.603	USD	100,000	(1,302)	(3,845)	2,543
Deutsche Bank AG	Republic of Indonesia	Sell	1.000	09/20/15	0.620	USD	600,000	6,180	(7,467)	13,647
Morgan Stanley	Republic of Indonesia	Sell	1.000	09/20/16	0.867	USD	2,100,000	10,233	(22,555)	32,788
UBS Warburg LLC	Republic of Indonesia	Sell	1.000	09/20/16	0.867	USD	900,000	4,385	(10,288)	14,673
Citigroup, Inc.	Reynolds American Inc.	Sell	1.280	06/20/17	0.844	USD	2,600,000	49,680	–	49,680
Goldman Sachs & Co.	Russian Federation	Sell	1.000	06/20/17	1.165	USD	300,000	(2,156)	(18,370)	16,214
HSBC	The Export-Import Bank of China	Sell	1.000	06/20/17	0.746	USD	2,400,000	26,835	(81,680)	108,515
Deutsche Bank AG	United Kingdom Gilt	Sell	1.000	06/20/16	0.253	USD	23,100,000	598,132	318,812	279,320

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Goldman Sachs & Co.	United Kingdom Gilt	Sell	1.000	06/20/15	0.202	USD	1,300,000	25,695	5,645	20,050
Morgan Stanley	United Kingdom Gilt	Sell	1.000	06/20/16	0.253	USD	1,400,000	36,250	16,729	19,521
Barclays Bank PLC	United Mexican States	Sell	1.000	03/20/15	0.451	USD	2,000,000	24,372	(19,453)	43,825
Citigroup, Inc.	United Mexican States	Sell	1.000	03/20/15	0.451	USD	2,000,000	24,372	(19,852)	44,224
Citigroup, Inc.	United Mexican States	Sell	1.000	09/20/15	0.551	USD	1,000,000	12,194	(8,166)	20,360
Citigroup, Inc.	United Mexican States	Sell	1.000	06/20/16	0.669	USD	9,100,000	103,789	–	103,789
Deutsche Bank AG	United Mexican States	Sell	1.000	03/20/15	0.451	USD	1,000,000	12,186	(9,926)	22,112
Deutsche Bank AG	United Mexican States	Sell	1.000	03/20/16	0.619	USD	6,500,000	79,306	(30,245)	109,551
Deutsche Bank AG	United Mexican States	Sell	1.000	06/20/16	0.669	USD	9,400,000	107,210	15,241	91,969
UBS Warburg LLC	United States Treasury Note	Sell	0.250	09/20/15	0.197	EUR	13,700,000	26,056	(104,888)	130,944
Credit Suisse Group AG	Wells Fargo & Co.	Sell	1.000	09/20/13	0.138	USD	17,500,000	109,815	(18,633)	128,448

								$4,576,008	(2,265,871)	$6,841,879

(1)	If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.
(4)	If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.
(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

ING PIMCO Total Return Bond Portfolio Centrally Cleared Interest Rate Swap Agreements Outstanding on December 31, 2012:

	Termination Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 1.500% and pay a floating rate based on 3-month USD-LIBOR	03/18/16	USD 883,400,000	$6,711,935	$1,497
Receive a floating rate based on the 3-month USD- LIBOR-BBA and pay a fixed rate equal to 4.250%	06/15/41	USD 80,700,000	(25,290,751)	712,571
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 2.500%	12/19/42	USD 76,500,000	4,745,563	813,624
Receive a floating rate based on the 3-month USD- LIBOR-BBA and pay a fixed rate equal to 2.750%	06/20/42	USD 21,600,000	134,790	2,010,154

			$(13,698,463)	$3,537,846

ING PIMCO Total Return Bond Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2012:

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 5.600% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Barclays Bank PLC	09/06/16	MXN	11,100,000	$11,981	$4,178	$7,803
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Barclays Bank PLC	09/13/17	MXN	122,400,000	87,598	(49,942)	137,540
Receive a fixed rate equal to 5.000% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Barclays Bank PLC	09/13/17	MXN	1,700,000	1,654	(942)	2,596

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Receive a fixed rate equal to 8.860% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Citigroup, Inc.	09/12/16	MXN	23,500,000	232,912	–	232,912
Receive a fixed rate equal to 5.600% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: HSBC	09/06/16	MXN	30,300,000	32,703	10,050	22,653
Receive a fixed rate equal to 5.000% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: HSBC	09/13/17	MXN	5,300,000	(5,157)	(3,233)	(1,924)
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: HSBC	09/13/17	MXN	100,600,000	71,997	(25,494)	97,491
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: HSBC	09/02/22	MXN	80,200,000	(150,767)	(159,418)	8,651
Receive a fixed rate equal to 5.600% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Morgan Stanley	09/06/16	MXN	18,000,000	19,436	7,610	11,826
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Morgan Stanley	09/13/17	MXN	48,000,000	34,352	(20,141)	54,493
Receive a fixed rate equal to 6.350% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Morgan Stanley	06/02/21	MXN	104,100,000	371,210	123,985	247,225
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: Morgan Stanley	09/02/22	MXN	63,700,000	(119,797)	(120,215)	418
Receive a fixed rate equal to 5.500% and pay a floating rate based on the 28-day MXN TIIE-BANXICO Counterparty: UBS Warburg LLC	09/13/17	MXN	10,000,000	7,157	(1,575)	8,732
Receive a fixed rate equal to 1.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Goldman Sachs & Co.	10/15/17	USD	125,600,000	3,369	(52,574)	55,943
Receive a fixed rate equal to 1.000% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Morgan Stanley	10/15/17	USD	74,600,000	2,001	(87,618)	89,619

				$600,649	$(375,329)	$975,978

ING PIMCO Total Return Bond Portfolio Written Swaptions Open on December 31, 2012:

Written Interest Rate Swaptions

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date	Notional Amount		Premiums Received	Fair Value
Put OTC Swaption	Citigroup, Inc.	EUR-EURIBOR- Reuters	Pay	1.100%	01/21/13	EUR	4,900,000	$31,132	$(46)
Put OTC Swaption	Credit Suisse Group AG	EUR-EURIBOR- Reuters	Pay	1.100%	01/23/13	EUR	1,400,000	9,174	(13)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	1.200%	02/19/13	USD	207,900,000	415,800	(65,782)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	1.200%	03/18/13	USD	11,800,000	43,365	(10,139)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	1.200%	07/11/13	USD	39,900,000	281,604	(2,454)
Put OTC Swaption	Deutsche Bank AG	3-month USD-LIBOR-BBA	Pay	2.000%	03/18/13	USD	18,800,000	176,570	(355)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	1.200%	02/19/13	USD	137,500,000	388,438	(43,506)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	1.200%	03/18/13	USD	89,700,000	486,357	(77,075)
Put OTC Swaption	Morgan Stanley	3-month USD-LIBOR-BBA	Pay	1.400%	03/18/13	USD	5,500,000	106,700	(1,652)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	1.200%	03/18/13	USD	17,800,000	90,335	(15,295)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	1.500%	05/30/13	USD	9,900,000	74,745	(28,710)
Put OTC Swaption	Royal Bank of Scotland Group PLC	3-month USD-LIBOR-BBA	Pay	1.750%	05/30/13	USD	37,100,000	275,237	(19,657)

See Accompanying Notes to Financial Statements

ING PIMCO TOTAL RETURN BOND PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Call OTC Swaption	Deutsche Bank AG	3-month USD-
		LIBOR-BBA	Receive	0.700%	02/19/13	USD	92,100,000	69,075	(24,834)

					Total Written Swaptions			$2,448,532	$(289,518)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Asset Derivatives

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	2,601,380
Credit contracts	Upfront payments paid on OTC swap agreements	6,249,377
Interest rate contracts	Upfront payments paid on OTC swap agreements	145,823
Credit contracts	Unrealized appreciation on OTC swap agreements	9,033,266
Interest rate contracts	Unrealized appreciation on OTC swap agreements	977,902
Interest rate contracts	Net Assets-Unrealized appreciation*	3,537,846
Interest rate contracts	Net Assets-Unrealized appreciation**	1,007,266

Total Asset Derivatives		$23,552,860

Liability Derivatives

Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$9,694,858
Credit contracts	Upfront payments received on OTC swap agreements	4,549,605
Interest rate contracts	Upfront payments received on OTC swap agreements	521,152
Credit contracts	Unrealized depreciation on OTC swap agreements	1,496,596
Interest rate contracts	Unrealized depreciation on OTC swap agreements	1,924
Credit contracts	Net Assets-Unrealized depreciation*	3,285,993
Interest rate contracts	Net Assets-Unrealized depreciation**	245,257
Interest rate contracts	Written options, at fair value	289,518

Total Liability Derivatives		$20,084,903

*	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement at Operations for the year ended December 31, 2012 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in income

Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$-	$-	$-	$545,006	$-	$545,006
Foreign exchange contracts	-	5,553,414	-	-	-	5,553,414
Interest rate contracts	(308,240)	-	11,565,385	20,543,329	16,788,868	48,589,342

Total	$(308,240)	$5,553,414	$11,565,385	$21,088,335	$16,788,868	$54,687,762

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$-	$-	$-	$10,916,903	$-	$10,916,903
Foreign exchange contracts	-	(15,609,299)	-	-	-	(15,609,299)
Interest rate contracts	(53,957)	-	(5,994,535)	(14,242,522)	(8,010,275)	(28,301,289)

Total	$(53,957)	$(15,609,299)	$(5,994,535)	$(3,325,619)	$(8,010,275)	$(32,993,685)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.
**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING PIONEER MID CAP VALUE PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.7%
		Consumer Discretionary: 13.2%
229,100		Best Buy Co., Inc.	2,714,835	0.5
201,300	@	CROCS, Inc.	2,896,707	0.5
153,550	@	Hanesbrands, Inc.	5,500,161	1.0
443,600		Interpublic Group of Cos., Inc.	4,888,472	0.9
183,300	@	Jarden Corp.	9,476,610	1.7
267,000		Macy’s, Inc.	10,418,340	1.9
118,600	@	Penn National Gaming, Inc.	5,824,446	1.0
291,010		Rent-A-Center, Inc.	9,999,104	1.8
132,100		Ross Stores, Inc.	7,153,215	1.3
312,740	@	Sally Beauty Holdings, Inc.	7,371,282	1.3
136,405		Wyndham Worldwide Corp.	7,258,110	1.3
			73,501,282	13.2

		Consumer Staples: 4.9%
166,605		Campbell Soup Co.	5,812,848	1.1
137,085		CVS Caremark Corp.	6,628,060	1.2
152,400	@,L	Green Mountain Coffee Roasters, Inc.	6,303,264	1.1
129,574		Ingredion, Inc.	8,348,453	1.5
			27,092,625	4.9

		Energy: 9.0%
181,125	@	Ensco PLC	10,737,090	1.9
331,000		Marathon Oil Corp.	10,148,460	1.8
99,950		National Oilwell Varco, Inc.	6,831,582	1.2
79,250		Noble Energy, Inc.	8,062,895	1.5
147,370	@	Southwestern Energy Co.	4,923,632	0.9
279,575		Valero Energy Corp.	9,539,099	1.7
			50,242,758	9.0

		Financials: 29.0%
235,555		Aflac, Inc.	12,512,682	2.3
226,795		Allstate Corp.	9,110,355	1.6
126,500		American Campus Communities, Inc.	5,835,445	1.0
149,920		Ameriprise Financial, Inc.	9,389,490	1.7
363,840		BioMed Realty Trust, Inc.	7,033,027	1.3
62,779		Boston Properties, Inc.	6,642,646	1.2
223,000		Capital One Financial Corp.	12,918,390	2.3
271,215	@	CIT Group, Inc.	10,479,748	1.9
180,830		Discover Financial Services	6,970,996	1.3
511,120		Duke Realty Corp.	7,089,234	1.3
258,725		First Republic Bank	8,481,005	1.5
186,450		HCP, Inc.	8,423,811	1.5
91,900		Home Properties, Inc.	5,634,389	1.0
263,600	@	Invesco Ltd.	6,877,324	1.2
422,690		Kimco Realty Corp.	8,166,371	1.5
254,350		Pebblebrook Hotel Trust	5,875,485	1.1
126,735		PNC Financial Services Group, Inc.	7,389,918	1.3

595,300		Regions Financial Corp.	4,238,536	0.8
348,397		UnumProvident Corp.	7,253,626	1.3
94,900	@	Walter Investment Management Corp.	4,082,598	0.7
204,400	@	Willis Group Holdings PLC	6,853,532	1.2
			161,258,608	29.0

		Health Care: 11.4%
251,470	@	CareFusion Corp.	7,187,013	1.3
202,855		Cigna Corp.	10,844,628	2.0
89,200	@	DaVita, Inc.	9,859,276	1.8
218,000	@	Hospira, Inc.	6,810,320	1.2
105,785		Humana, Inc.	7,260,024	1.3
162,545	@	Jazz Pharmaceuticals PLC	8,647,394	1.6
141,370		Teva Pharmaceutical Industries Ltd. ADR	5,278,756	0.9
85,490	@	Watson Pharmaceuticals, Inc.	7,352,140	1.3
			63,239,551	11.4

		Industrials: 9.0%
164,800	@	Eaton Corp. PLC	8,932,160	1.6
130,230		Fluor Corp.	7,649,710	1.4
105,700		Joy Global, Inc.	6,741,546	1.2
121,500	@	Owens Corning, Inc.	4,494,285	0.8
223,200		Robert Half International, Inc.	7,102,224	1.3
662,440		Southwest Airlines Co.	6,783,386	1.2
119,035		SPX Corp.	8,350,305	1.5
			50,053,616	9.0

		Information Technology: 6.6%
244,535		Analog Devices, Inc.	10,285,142	1.9
352,800	@	Nuance Communications, Inc.	7,874,496	1.4
200,580	@	Sandisk Corp.	8,737,265	1.6
266,100		Xilinx, Inc.	9,552,990	1.7
			36,449,893	6.6

		Materials: 4.7%
96,200		Allegheny Technologies, Inc.	2,920,632	0.5
190,200	@	Crown Holdings, Inc.	7,001,262	1.3
152,200		Eastman Chemical Co.	10,357,210	1.9
99,910		Mosaic Co.	5,657,903	1.0
			25,937,007	4.7

		Telecommunication Services: 1.3%
189,260		CenturyTel, Inc.	7,403,851	1.3

		Utilities: 8.6%
155,240		AGL Resources, Inc.	6,204,943	1.1
234,160		Ameren Corp.	7,193,395	1.3
189,110		American Electric Power Co., Inc.	8,071,215	1.4
140,470		Northeast Utilities	5,489,568	1.0
131,440		Pinnacle West Capital Corp.	6,700,811	1.2
246,100		PNM Resources, Inc.	5,047,511	0.9

See Accompanying Notes to Financial Statements

ING PIONEER MID CAP VALUE PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

328,150	PPL Corp.	9,394,934	1.7
		48,102,377	8.6

	Total Common Stock (Cost $501,282,033)	543,281,568	97.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.5%
	Securities Lending Collateralcc(1): 1.2%
1,606,629	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,606,655, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $1,638,762, due 08/01/27-01/01/43)	1,606,629	0.3
1,606,629	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,606,647, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,638,762, due 10/01/16-12/20/42)	1,606,629	0.3
338,121	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $338,124, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $344,884, due 10/31/17-08/15/22)	338,121	0.0
1,606,629	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $1,606,646, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $1,638,762, due 08/09/13-06/20/42)	1,606,629	0.3

1,606,629	Royal Bank of Canada, Repurchase Agreement dated 12/26/12, 0.18%, due 01/02/13 (Repurchase Amount $1,606,684, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $1,638,762, due 10/01/32-01/01/43)	1,606,629	0.3
		6,764,637	1.2

Shares		Value	Percentage of Net Assets
		Mutual Funds: 3.3%
18,226,622	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $18,226,622)	18,226,622	3.3

	Total Short-Term Investments (Cost $24,991,259)	24,991,259	4.5

	Total Investments in Securities (Cost $526,273,292)	$568,272,827	102.2
	Liabilities in Excess of Other Assets	(12,004,144)	(2.2)

	Net Assets	$556,268,683	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $531,388,638.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$48,054,615
Gross Unrealized Depreciation	(11,170,426)

Net Unrealized Appreciation	$36,884,189

See Accompanying Notes to Financial Statements

ING PIONEER MID CAP VALUE PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$543,281,568	$–	$–	$543,281,568
Short-Term Investments	18,226,622	6,764,637	–	24,991,259

Total Investments, at fair value	$561,508,190	$6,764,637	$–	$568,272,827

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 58.5%
		Consumer Discretionary: 9.4%
127,700	@	Autozone, Inc.	45,260,711	1.0
1,192,200	@	Delphi Automotive PLC	45,601,650	1.1
636,080	@	Dollar General Corp.	28,044,767	0.7
891,900	@	General Motors Co.	25,713,477	0.6
713,427	L	Hasbro, Inc.	25,612,029	0.6
672,300		Johnson Controls, Inc.	20,639,610	0.5
240,500		Kohl’s Corp.	10,336,690	0.2
1,720,200		Lowe’s Cos., Inc.	61,101,504	1.4
341,564		McGraw-Hill Cos., Inc.	18,673,304	0.4
603,500		Omnicom Group, Inc.	30,150,860	0.7
1,133,100	@	TRW Automotive Holdings Corp.	60,745,491	1.4
708,500		Walt Disney Co.	35,276,215	0.8
			407,156,308	9.4

		Consumer Staples: 7.5%
724,200		Altria Group, Inc.	22,754,364	0.5
1,075,800		Avon Products, Inc.	15,448,488	0.4
364,100		Coca-Cola Enterprises, Inc.	11,552,893	0.3
1,024,484		General Mills, Inc.	41,399,398	1.0
812,144		Kellogg Co.	45,358,242	1.0
765,034		PepsiCo, Inc.	52,351,277	1.2
581,897		Philip Morris International, Inc.	48,669,865	1.1
1,256,873		Procter & Gamble Co.	85,329,108	2.0
			322,863,635	7.5

		Energy: 3.9%
205,260		Anadarko Petroleum Corp.	15,252,871	0.4
331,300		Apache Corp.	26,007,050	0.6
87,400		Chevron Corp.	9,451,436	0.2
31,600		EOG Resources, Inc.	3,816,964	0.1
313,200		ExxonMobil Corp.	27,107,460	0.6
191,200		Range Resources Corp.	12,013,096	0.3
630,151		Spectra Energy Corp.	17,253,534	0.4
1,709,800		Williams Cos., Inc.	55,978,852	1.3
			166,881,263	3.9

		Financials: 8.6%
3,453,469	@	Invesco Ltd.	90,101,006	2.1
858,310		JPMorgan Chase & Co.	37,739,891	0.9
570,900		Northern Trust Corp.	28,636,344	0.7
1,473,900		State Street Corp.	69,288,039	1.6
3,557,300		TD Ameritrade Holding Corp.	59,798,213	1.4
1,510,600		US Bancorp.	48,248,564	1.1
321,700	@	Willis Group Holdings PLC	10,786,601	0.2
991,300	@	XL Group PLC	24,841,978	0.6
			369,440,636	8.6

		Health Care: 9.5%
889,300		Agilent Technologies, Inc.	36,407,942	0.8
760,600		AmerisourceBergen Corp.	32,842,708	0.8
286,600		Densply International, Inc.	11,352,226	0.3

115,100	@	Express Scripts Holding Co.	6,215,400	0.2
4,502	@	Henry Schein, Inc.	362,231	0.0
144,400		McKesson Corp.	14,001,024	0.3
3,746,937		Pfizer, Inc.	93,973,180	2.2
367,900		Quest Diagnostics	21,437,533	0.5
2,398,368		Thermo Fisher Scientific, Inc.	152,967,911	3.5
723,124		UnitedHealth Group, Inc.	39,222,246	0.9
			408,782,401	9.5

		Industrials: 7.6%
35,912		Actuant Corp.	1,002,304	0.0
536,900		CSX Corp.	10,593,037	0.3
2,543,991		Danaher Corp.	142,209,097	3.3
528,200		Honeywell International, Inc.	33,524,854	0.8
82,100		Ingersoll-Rand PLC	3,937,516	0.1
1,655,475		United Technologies Corp.	135,765,505	3.1
			327,032,313	7.6

		Information Technology: 9.8%
181,000	@	Accenture PLC	12,036,500	0.3
144,900		Apple, Inc.	77,236,047	1.8
187,800	@	Autodesk, Inc.	6,638,730	0.1
1,233,500		Cisco Systems, Inc.	24,238,275	0.6
966,357	@	Fiserv, Inc.	76,371,194	1.8
79,300	@	Google, Inc. - Class A	56,253,041	1.3
56,600		International Business Machines Corp.	10,841,730	0.2
357,600		Microsoft Corp.	9,558,648	0.2
1,015,000		Oracle Corp.	33,819,800	0.8
1,905,260	@	TE Connectivity Ltd.	70,723,251	1.6
1,522,923		Texas Instruments, Inc.	47,119,238	1.1
			424,836,454	9.8

		Materials: 1.1%
403,990	@	Crown Holdings, Inc.	14,870,872	0.3
837,300		Potash Corp. of Saskatchewan	34,069,737	0.8
			48,940,609	1.1

		Telecommunication Services: 0.1%
155,200		AT&T, Inc.	5,231,792	0.1

		Utilities: 1.0%
219,400		Edison International	9,914,686	0.2
501,300		NRG Energy, Inc.	11,524,887	0.3
533,707		Pacific Gas & Electric Co.	21,444,347	0.5
			42,883,920	1.0
	Total Common Stock (Cost $2,159,167,847)		2,524,049,331	58.5

PREFERRED STOCK: 1.7%
		Consumer Discretionary: 0.4%
354,700	@	General Motors Co.	15,652,911	0.4

		Consumer Staples: 0.1%
42	#,@	HJ Heinz Finance Co.	4,404,750	0.1

		Financials: 0.7%
374,000	@	Affiliated Managers Group, Inc.	19,786,919	0.5

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE	PORTFOLIO OF INVESTMENTS
CAPITAL APPRECIATION PORTFOLIO	AS OF DECEMBER 31, 2012 (CONTINUED)

166,000	@,P	US Bancorp	4,754,240	0.1
205,000	@,P	US Bancorp	5,686,700	0.1
			30,227,859	0.7

		Utilities: 0.5%
362,450	@	PPL Corp.	19,474,438	0.4
160,000	@,P	SCE Trust I	4,128,000	0.1
			23,602,438	0.5

	Total Preferred Stock (Cost $71,471,024)		73,887,958	1.7

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 19.3%
		Consumer Discretionary: 5.8%
8,560,000		Amazon.com, Inc., 0.650%, 11/27/15	8,560,240	0.2
1,850,000		AmeriGas Finance, LLC/AmeriGas Finance Corp., 6.750%, 05/20/20	2,039,625	0.1
2,425,000		AmeriGas Finance, LLC/AmeriGas Finance Corp., 7.000%, 05/20/22	2,709,938	0.1
750,000		CCO Holdings, LLC / CCO Holdings Capital Corp., 2.709%, 09/06/14	756,914	0.0
1,980,000	L	CCO Holdings, LLC / CCO Holdings Capital Corp., 7.250%, 10/30/17	2,168,100	0.1
8,181,442		Cedar Fair L.P., 4.000%, 12/15/17	8,270,071	0.2
7,407,132		Charter Communications Operating, LLC, 3.460%, 09/06/16	7,455,715	0.2
11,779,919		DineEquity, Inc., 4.250%, 10/19/17	11,897,718	0.3
4,072,482		Dollar General Corp., 2.959%, 07/06/17	4,103,282	0.1
1,350,000		Dollar General Corp., 4.125%, 07/15/17	1,424,250	0.0
9,750,000		Dollar General Corp., 2.959%, 07/06/17	9,823,739	0.2
1,975,000		Dunkin’ Brands, Inc., 4.000%, 11/23/17	1,991,865	0.0
89,803,176		Dunkin Brands, Inc. - TL, 4.000%, 11/23/17	90,570,005	2.1
17,190,371		Federal Mogul Corp. - TL C, 2.148%, 12/28/15	15,825,885	0.4
6,678,112		Federal Mogul Corp., 2.148%, 12/29/14	6,148,037	0.1
5,970,000		Formula One Holdings, 6.000%, 04/30/19	6,067,013	0.1
9,695,000		Lamar Media Corp., 9.750%, 04/01/14	10,664,500	0.2
5,575,000		Peninsula Gaming, LLC - TL B, 5.750%, 11/20/17	5,672,563	0.1
5,720,960		Rite Aid Corp. - TL 1, 4.500%, 03/03/18	5,717,384	0.1
2,290,125		SBA Senior Finance - TL B, 3.750%, 06/30/18	2,298,713	0.1

2,950,000	#	Schaeffler Finance BV, 7.750%, 02/15/17	3,289,250	0.1
3,250,000	#,L	Schaeffler Finance BV, 8.500%, 02/15/19	3,688,750	0.1
6,825,000		Station Casinos - 1L, 5.500%, 09/28/19	6,882,589	0.2
6,450,000		Station Casinos, LLC - TL B2 1L, 4.209%, 06/16/16	6,224,250	0.1
EUR 2,000,000	#	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 7.500%, 03/15/19	2,897,307	0.1
1,300,000	#	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 7.500%, 03/15/19	1,436,500	0.0
12,581,090		Univision Communications, Inc., 4.459%, 03/31/17	12,399,255	0.3
EUR 4,010,000	#	UPC Germany GmbH, 8.125%, 12/01/17	5,753,524	0.1
645,000		US Airways 2012-2 Class A Pass Through Trust, 4.625%, 06/03/25	656,288	0.0
960,000		US Airways 2012-2 Class B Pass Through Trust, 6.750%, 06/03/21	984,000	0.0
3,195,000		Walt Disney Co., 0.450%, 12/01/15	3,181,281	0.1
			251,558,551	5.8

		Consumer Staples: 0.6%
3,300,000		Campbell Soup Co., 0.613%, 08/01/14	3,313,075	0.1
5,635,000		Costco Wholesale Corp., 0.650%, 12/07/15	5,641,689	0.1
3,340,000	#	Heineken NV, 0.800%, 10/01/15	3,348,243	0.1
3,466,313		Pinnacle Foods Finance, LLC - TL F, 4.750%, 10/17/18	3,505,308	0.1
1,085,000		Reynolds American, Inc., 1.050%, 10/30/15	1,085,328	0.0
3,000,000		Rite Aid Corp., 10.375%, 07/15/16	3,187,500	0.1
2,585,000		Walgreen Co., 0.810%, 03/13/14	2,589,301	0.1
2,585,000		Walgreen Co., 1.000%, 03/13/15	2,588,410	0.0
			25,258,854	0.6

		Energy: 2.1%
4,400,000		Concho Resources, Inc., 5.500%, 10/01/22	4,664,000	0.1
6,475,000		Concho Resources, Inc., 5.500%, 04/01/23	6,814,937	0.1
2,500,000		EP Energy, LLC / Everest Acquisition Finance, Inc., 6.875%, 05/01/19	2,725,000	0.1
18,800,000		EQT Corp., 4.875%, 11/15/21	20,198,551	0.5

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

3,645,000		EQT Corp., 8.125%, 06/01/19	4,514,445	0.1
3,745,000		Equitable Resources, Inc., 6.500%, 04/01/18	4,356,926	0.1
1,125,000		Laredo Petroleum, Inc., 7.375%, 05/01/22	1,226,250	0.0
1,425,000		Laredo Petroleum, Inc., 9.500%, 02/15/19	1,599,563	0.0
2,290,000		Marathon Oil Corp., 0.900%, 11/01/15	2,293,252	0.0
1,145,000		ONEOK Partners L.P., 2.000%, 10/01/17	1,155,403	0.0
7,688,000	L	Peabody Energy Corp., 4.750%, 12/15/41	7,442,945	0.2
2,250,000		Plains Exploration & Production Co., 6.750%, 02/01/22	2,536,875	0.1
745,000		QEP Resources, Inc., 6.800%, 03/01/20	827,881	0.0
2,675,000		Range Resources Corp., 5.750%, 06/01/21	2,875,625	0.1
10,725,000		Range Resources Corp., 5.000%, 08/15/22	11,261,250	0.3
3,025,000		Range Resources Corp., 8.000%, 05/15/19	3,365,313	0.1
6,835,000		Shell International Finance BV, 0.625%, 12/04/15	6,863,892	0.2
2,350,000		SM Energy Co., 6.500%, 01/01/23	2,526,250	0.1
1,380,745		Terra-Gen Finance Co., LLC, 6.500%, 06/22/17	1,380,745	0.0
2,335,000		Total Capital International SA, 0.750%, 01/25/16	2,327,327	0.0
			90,956,430	2.1

		Financials: 3.2%
2,640,000	#	American Honda Finance Corp., 0.393%, 08/02/13	2,640,235	0.1
2,000,000	#	American Honda Finance Corp., 0.430%, 04/08/14	2,000,268	0.1
4,120,000	#	American Honda Finance Corp., 1.000%, 08/11/15	4,145,565	0.1
450,000		American Tower Corp., 4.625%, 04/01/15	478,557	0.0
3,890,000		Caterpillar Financial Services Corp., 0.700%, 11/06/15	3,882,465	0.1
1,125,000	#	CIT Group, Inc., 5.250%, 04/01/14	1,170,000	0.0
1,650,000		CNH Capital, LLC, 6.250%, 11/01/16	1,827,375	0.0
750,000		Delos Aircraft, Inc. - TL 2, 4.750%, 04/12/16	759,375	0.0
1,275,000		E*TRADE Financial Corp., 6.000%, 11/15/17	1,310,062	0.0
5,150,000		E*TRADE Financial Corp., 6.375%, 11/15/19	5,304,500	0.1

575,000		E*Trade Financial Corp., 6.750%, 06/01/16	608,062	0.0
5,650,000		Flying Fortress, Inc., 5.000%, 06/30/17	5,692,375	0.1
2,400,000		Ford Motor Credit Co., LLC, 2.500%, 01/15/16	2,430,778	0.1
4,500,000		Ford Motor Credit Co., LLC, 2.750%, 05/15/15	4,594,878	0.1
10,660,000		Ford Motor Credit Co., LLC, 3.875%, 01/15/15	11,121,493	0.3
3,100,000		Ford Motor Credit Co., LLC, 4.250%, 02/03/17	3,323,126	0.1
3,750,000		Ford Motor Credit Co., LLC, 5.000%, 05/15/18	4,145,692	0.1
3,850,000		Ford Motor Credit Co., LLC, 6.625%, 08/15/17	4,501,693	0.1
4,400,000		Ford Motor Credit Co., LLC, 8.000%, 06/01/14	4,799,326	0.1
4,400,000		Ford Motor Credit Co., LLC, 7.000%, 10/01/13	4,609,440	0.1
4,225,000		Host Hotels & Resorts L.P., 5.875%, 06/15/19	4,626,375	0.1
362,000		Host Marriott LP, 6.750%, 06/01/16	371,955	0.0
14,435,000	#	International Lease Finance Corp., 6.500%, 09/01/14	15,481,537	0.4
1,450,000	#	International Lease Finance Corp., 6.750%, 09/01/16	1,634,875	0.0
7,935,000	#	International Lease Finance Corp., 7.125%, 09/01/18	9,244,275	0.2
5,125,000		Janus Capital Group, Inc., 6.700%, 06/15/17	5,861,329	0.1
8,495,000		John Deere Capital Corp., 0.405%, 10/08/14	8,501,788	0.2
2,860,000		John Deere Capital Corp., 0.700%, 09/04/15	2,861,582	0.1
5,870,000	#	Legg Mason, Inc., 6.000%, 05/21/19	6,331,957	0.2
2,802,183		Pinnacle Foods Finance, LLC, 2.714%, 04/02/14	2,812,400	0.1
1,417,875		Pinnacle Foods Finance, LLC - TL E, 4.750%, 10/17/18	1,430,535	0.0
210,000		Regions Bank/Birmingham AL, 7.500%, 05/15/18	253,838	0.0
245,000		Synovus Financial Corp., 5.125%, 06/15/17	243,775	0.0
4,170,000	#	UPCB Finance III Ltd., 6.625%, 07/01/20	4,487,963	0.1
5,348,125		Vantiv, LLC - TL B, 3.750%, 03/27/19	5,358,153	0.1
			138,847,602	3.2

		Health Care: 0.4%
5,600,000		DaVita, Inc., 4.000%, 11/01/19	5,651,313	0.1
1,750,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	1,887,812	0.1

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE	PORTFOLIO OF INVESTMENTS
CAPITAL APPRECIATION PORTFOLIO	AS OF DECEMBER 31, 2012 (CONTINUED)

1,000,000	#	Fresenius Medical Care US Finance II, Inc., 5.875%, 01/31/22	1,090,000	0.0
5,361,563		Hologic, Inc., 4.500%, 08/01/19	5,432,491	0.1
4,220,000	#	Takeda Pharmaceutical Co. Ltd., 1.031%, 03/17/15	4,239,019	0.1
			18,300,635	0.4

		Industrials: 1.6%
1,046,561		American Airlines Pass-Through Trust, 10.375%, 07/02/19	1,109,355	0.0
5,120,000		Continental Airlines 2012-1 Class A Pass Thru Trusts, 4.150%, 04/11/24	5,388,800	0.1
1,035,000		Continental Airlines 2012-1 Class B Pass Thru Trusts, 6.250%, 04/11/20	1,097,100	0.0
11,674,000	L	Continental Airlines, Inc., 4.500%, 01/15/15	16,898,115	0.4
2,250,000	#	Continental Airlines, Inc., 6.750%, 09/15/15	2,373,750	0.1
2,392,251		Continental Airlines 2009-1 Pass Through Trust, 9.000%, 07/08/16	2,769,030	0.1
1,740,011		Continental Airlines 2009-2 Class A Pass Through Trust, 7.250%, 11/10/19	2,009,713	0.1
1,875,189		Delta Air Lines 2009-1 Class A Pass Through Trust, 7.750%, 12/17/19	2,147,091	0.1
1,540,133		Delta Air Lines 2011-1 Pass Through Trust, 5.300%, 04/15/19	1,697,997	0.0
3,825,000		Precision Castparts Corp., 0.700%, 12/20/15	3,830,715	0.1
1,270,000		RBS Global, Inc. and Rexnord Corp., 8.500%, 05/01/18	1,382,712	0.0
11,175,000		Schaeffler AG, 6.000%, 01/27/17	11,314,687	0.3
7,875,000		United Technologies Corp., 0.811%, 06/01/15	7,957,341	0.2
5,608,644		US Airways 2010-1 Class A Pass Through Trust, 6.250%, 04/22/23	6,071,357	0.1
778,116		US Airways 2010-1 Class B Pass Through Trust, 8.500%, 04/22/17	813,131	0.0
			66,860,894	1.6

		Information Technology: 1.2%
3,800,000		Autodesk, Inc., 1.950%, 12/15/17	3,784,131	0.1
12,010,000	#	CC Holdings GS V, LLC/Crown Castle GS III Corp., 7.750%, 05/01/17	12,759,724	0.3

12,505,500		Colfax Corp. - TL B, 4.500%, 01/11/19	12,636,420	0.3
7,037,643		First Data Corp., 5.211%, 03/24/17	6,934,830	0.2
10,629,000		Xilinx, Inc., 3.125%, 03/15/37	13,518,760	0.3
			49,633,865	1.2

		Materials: 0.3%
1,325,000		Ball Corp., 7.375%, 09/01/19	1,480,688	0.0
10,600,000		PQ Corp., 5.250%, 05/08/17	10,668,900	0.3
EUR 1,410,000		Rexam PLC, 6.750%, 06/29/67	1,968,137	0.0
			14,117,725	0.3

		Telecommunication Services: 3.6%
9,570,000		AT&T, Inc., 0.800%, 12/01/15	9,575,771	0.2
3,695,000		British Telecommunications PLC, 1.434%, 12/20/13	3,726,518	0.1
2,500,000		British Telecommunications PLC, 2.000%, 06/22/15	2,571,595	0.1
3,430,000		Cricket Communications, Inc., 7.750%, 10/15/20	3,515,750	0.1
6,640,000		Crown Castle International Corp., 7.125%, 11/01/19	7,370,400	0.2
22,005,018		Crown Castle Operating Co., 4.000%, 01/31/19	22,159,054	0.5
45,000,000		Intelsat Jackson Holdings SA, 4.500%, 04/02/18	45,417,870	1.1
CHF 575,000	#	Matterhorn Mobile SA, 5.405%, 05/15/19	639,657	0.0
CHF 1,520,000	#	Matterhorn Mobile SA, 6.750%, 05/15/19	1,778,167	0.0
2,656,000		SBA Communications Corp., 1.875%, 05/01/13	4,526,820	0.1
407,000		SBA Telecommunications, Inc., 8.250%, 08/15/19	456,857	0.0
775,000		Sprint Capital Corp., 6.900%, 05/01/19	848,625	0.0
15,870,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	19,639,125	0.5
1,060,000		Sprint Nextel Corp., 11.500%, 11/15/21	1,445,575	0.0
14,693,175		Telesat Canada, Inc. - B1, 4.250%, 03/28/19	14,821,740	0.3
7,985,000	#	UPCB Finance V Ltd., 7.250%, 11/15/21	8,823,425	0.2
7,125,000	#	UPCB Finance VI Ltd., 6.875%, 01/15/22	7,748,438	0.2
			155,065,387	3.6

		Utilities: 0.5%
7,875,000	#	Calpine Construction Finance Co. L.P., 8.000%, 06/01/16	8,406,562	0.2
2,834,000	#	Calpine Corp., 7.500%, 02/15/21	3,145,740	0.1

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE	PORTFOLIO OF INVESTMENTS
CAPITAL APPRECIATION PORTFOLIO	AS OF DECEMBER 31, 2012 (CONTINUED)

2,080,000	CMS Energy Corp., 6.550%, 07/17/17	2,462,040	0.0
970,000	CMS Energy Corp., 8.750%, 06/15/19	1,265,926	0.0
3,725,000	Florida Power Corp., 0.650%, 11/15/15	3,721,934	0.1
2,440,000	Otter Tail Corp., 9.000%, 12/15/16	2,867,000	0.1
		21,869,202	0.5

	Total Corporate Bonds/Notes (Cost $794,829,210)	832,469,145	19.3

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.1%
19,520,000	Ally Master Owner Trust, 0.909%, 06/15/17	19,652,170	0 .4
7,768,670	Fannie Mae, 0.610%, 10/25/42	7,827,358	0 .2
13,503,109	Fannie Mae, 0.610%, 10/25/42	13,602,114	0 .3
6,830,410	Fannie Mae, 0.610%, 09/25/42	6,883,134	0 .2

	Total Collateralized Mortgage Obligations (Cost $47,720,471)	47,964,776	1 .1

ASSET-BACKED SECURITIES: 0.2%
		Automobile Asset-Backed Securities: 0.2%
4,885,000	Ford Credit Auto Owner Trust, 0.580%, 12/15/16	4,898,219	0.1
4,755,000	Honda Auto Receivables Owner Trust, 0.560%, 05/15/16	4,761,868	0.1

	Total Asset-Backed Securities (Cost $9,639,607)	9,660,087	0.2

U.S. GOVERNMENT AGENCY OBLIGATIONS: 4.6%
		Federal Home Loan Mortgage Corporation: 1.6%##
8,240,842	0.589%, due 07/15/42	8,300,881	0.2
14,549,769	0.609%, due 05/15/39	14,632,593	0.3
12,997,966	0.659%, due 08/15/42	13,114,363	0.3
3,436,663	0.659%, due 08/15/42	3,474,520	0.1
7,918,295	0.709%, due 06/15/42	8,008,809	0.2
5,432,594	0.709%, due 06/15/42	5,489,498	0.1
4,306,405	0.709%, due 07/15/42	4,345,040	0.1
6,287,674	0.709%, due 07/15/42	6,367,499	0.1
4,327,341	0.709%, due 07/15/42	4,378,513	0.1
2,618,403	0.709%, due 08/15/42	2,649,367	0.1
		70,761,083	1.6

		Federal National Mortgage Association: 2.4%##
3,435,749	0.590%, due 09/25/42	3,462,780	0.1
6,574,953	0.610%, due 04/25/39	6,610,800	0.2
12,621,683	0.610%, due 08/25/39	12,688,855	0.3
6,330,838	0.610%, due 07/25/42	6,386,381	0.1
17,925,699	0.610%, due 10/25/42	18,066,908	0.4
5,477,020	0.660%, due 07/25/42	5,522,042	0.1
6,494,120	0.660%, due 08/25/42	6,566,621	0.2
7,201,746	0.660%, due 09/25/42	7,268,192	0.2
11,480,242	0.660%, due 09/25/42	11,604,975	0.3
2,036,309	0.660%, due 09/25/42	2,056,322	0.0

12,551,980	0.660%, due 09/25/42	12,663,429	0.3
5,924,102	0.710%, due 08/25/42	6,001,432	0.1
4,252,100	0.760%, due 03/25/42	4,309,036	0.1
		103,207,773	2.4

		Government National Mortgage Association: 0.6%
5,137,870	0.561%, due 02/20/42	5,169,104	0.1
6,459,493	0.609%, due 07/16/41	6,510,388	0.2
5,224,585	0.609%, due 03/16/42	5,269,976	0.1
9,813,086	0.609%, due 04/16/42	9,903,248	0.2
		26,852,716	0.6

	Total U.S. Government Agency Obligations (Cost $199,496,087)	200,821,572	4.6

	Total Long-Term Investments (Cost $3,282,324,246)	3,688,852,869	85.4

SHORT-TERM INVESTMENTS: 15.2%
		Securities Lending Collateralcc(1): 0.9%
6,820,295	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $6,820,407, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $6,956,701, due 08/01/27-01/01/43)	6,820,295	0 .2
8,796,166	Cantor Fitzgerald, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $8,796,311, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $8,972,090, due 07/15/13-08/01/46)	8,796,166	0 .2
8,796,166	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $8,796,262, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $8,972,090, due 10/01/16-12/20/42)	8,796,166	0 .2

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE	PORTFOLIO OF INVESTMENTS
CAPITAL APPRECIATION PORTFOLIO	AS OF DECEMBER 31, 2012 (CONTINUED)

3,827,049	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%, due 01/02/13 (Repurchase Amount $3,827,080, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.375%-6.000%, Market Value plus accrued interest $3,903,591, due 06/30/13-04/18/36)	3,827,049	0.1
8,796,166	Nomura Securities, Repurchase Agreement dated 12/31/12, 0.35%, due 01/02/13 (Repurchase Amount $8,796,335, collateralized by various U.S. Government Agency Obligations, 0.000%-6.101%, Market Value plus accrued interest $8,972,089, due 03/10/14-12/20/42)	8,796,166	0.2
		37,035,842	0.9

Shares		Value	Percentage of Net Assets
		Affiliated Investment Companies: 14.3%
618,022,599	T. Rowe Price Reserve Investment Fund (Cost $618,022,599)	618,022,599	14.3

	Total Short-Term Investments (Cost $655,058,441)	655,058,441	15.2

	Total Investments in Securities (Cost $3,937,382,687)	$4,343,911,310	100.6
	Liabilities in Excess of Other Assets	(26,839,445)	(0.6)

	Net Assets	$4,317,071,865	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
@	Non-income producing security

P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
CHF	Swiss Franc
EUR	EU Euro

Cost for federal income tax purposes is $3,941,726,630.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$426,634,197
Gross Unrealized Depreciation	(24,449,517)

Net Unrealized Appreciation	$402,184,680

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE	PORTFOLIO OF INVESTMENTS
CAPITAL APPRECIATION PORTFOLIO	AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$2,524,049,331	$–	$–	$2,524,049,331
Preferred Stock	26,093,851	47,794,107	–	73,887,958
Corporate Bonds/Notes	–	832,469,145	–	832,469,145
Collateralized Mortgage Obligations	–	47,964,776	–	47,964,776
Short-Term Investments	618,022,599	37,035,842	–	655,058,441
U.S. Government Agency Obligations	–	200,821,572	–	200,821,572
Asset-Backed Securities	–	9,660,087	–	9,660,087

Total Investments, at fair value	$3,168,165,781	$1,175,745,529	$–	$4,343,911,310

Liabilities Table
Other Financial Instruments+
Written Options	$(10,569,391)	$–	$–	$(10,569,391)

Total Liabilities	$(10,569,391)	$–	$–	$(10,569,391)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING T. Rowe Price Capital Appreciation Portfolio Written Options Open on December 31, 2012:

Exchange-Traded Options

Description/Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premiums Received	Value
Accenture PLC	65.00	01/19/13	559	$231,432	$(117,390)
Accenture PLC	70.00	05/18/13	417	157,205	(75,060)
Accenture PLC	72.50	05/18/13	417	108,418	(45,870)
Accenture PLC	75.00	05/18/13	417	72,556	(31,275)
Altria Group, Inc.	35.00	01/18/14	819	81,251	(52,416)
AT&T, Inc.	32.00	01/19/13	9	693	(1,395)
AT&T, Inc.	34.00	01/19/13	1	131	(25)
AT&T, Inc.	35.00	01/19/13	1,541	139,675	(7,705)
Cisco Systems, Inc.	17.50	01/19/13	8,641	778,377	(1,840,746)
Cisco Systems, Inc.	22.00	01/19/13	3,694	310,658	(3,694)
EOG Resources, Inc.	110.00	01/19/13	158	146,463	(176,644)
EOG Resources, Inc.	115.00	01/19/13	158	115,653	(91,640)
Express Scripts, Inc.	60.00	01/19/13	49	14,651	(539)
Ingersoll-Rand PLC	40.00	01/19/13	821	265,523	(656,800)
International Business Machines Corp.	200.00	01/19/13	566	448,272	(26,036)
JPMorgan Chase & Co.	45.00	01/18/14	2,070	540,258	(819,720)
JPMorgan Chase & Co.	50.00	01/19/13	6,482	1,242,486	(19,446)
Microsoft Corp.	30.00	01/19/13	3,576	532,814	(10,728)
NRG Energy, Inc.	25.00	03/16/13	1,066	84,608	(53,300)
NRG Energy, Inc.	25.00	01/18/14	1,066	186,539	(199,875)
NRG Energy, Inc.	27.00	01/18/14	1,066	122,462	(130,585)
Oracle Corp.	32.00	01/18/14	2,308	609,352	(969,360)
Oracle Corp.	35.00	01/18/14	2,309	359,883	(634,975)
Oracle Corp.	37.00	01/18/14	2,309	244,687	(447,946)
PepsiCo, Inc.	70.00	01/19/13	473	117,865	(10,406)
PepsiCo, Inc.	72.50	01/19/13	2,490	327,079	(4,980)
Pfizer, Inc.	22.50	01/19/13	2,030	182,818	(529,830)
Procter & Gamble Co.	65.00	01/19/13	6,461	843,278	(1,776,775)
Procter & Gamble Co.	67.50	01/19/13	1,267	157,039	(133,035)
Procter & Gamble Co.	70.00	01/19/13	548	98,731	(9,864)
Procter & Gamble Co.	75.00	01/18/14	1,535	215,983	(145,825)
Texas Instruments, Inc.	35.00	01/18/14	7,213	849,474	(966,542)
Texas Instruments, Inc.	40.00	01/19/13	1,803	153,306	(3,606)
US Bancorp.	34.00	06/22/13	1,341	112,092	(134,771)

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE	PORTFOLIO OF INVESTMENTS
CAPITAL APPRECIATION PORTFOLIO	AS OF DECEMBER 31, 2012 (CONTINUED)

US Bancorp.	35.00	01/18/14	1,341	159,691	(193,104)
Walt Disney Co.	45.00	01/19/13	5	1,258	(2,060)
Walt Disney Co.	46.00	01/19/13	9	1,981	(3,105)
Walt Disney Co.	47.00	01/19/13	178	31,998	(52,510)
Walt Disney Co.	50.00	01/19/13	2,561	467,629	(186,953)
Walt Disney Co.	55.00	01/19/13	2,855	280,697	(2,855)

				$10,794,966	$(10,569,391)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Liability Derivatives

Equity contracts	Written options, at fair value	$10,569,391

Total Liability Derivatives		$10,569,391

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Written options

Equity contracts	$13,172,568

Total	$13,172,568

Derivatives not accounted for as hedging instruments	Written options

Equity contracts	$(4,742,979)

Total	$(4,742,979)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING Large Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.1%
		Consumer Discretionary: 17.0%
795,740		CBS Corp. - Class B	30,277,907	0.8
2,108,700		Comcast Corp. – Class A	78,823,206	2.2
1,230,740	@	Delphi Automotive PLC	47,075,805	1.3
844,860	@	Discovery Communications, Inc. - Class A	53,631,713	1.5
1,035,330		Gap, Inc.	32,136,643	0.9
875,410		Harley-Davidson, Inc.	42,755,024	1.2
1,422,190		Home Depot, Inc.	87,962,452	2.4
1,091,921		Macy’s, Inc.	42,606,757	1.2
830,286	@	Michael Kors Holdings Ltd.	42,369,495	1.2
608,980		Petsmart, Inc.	41,617,693	1.1
1,319,000		Starbucks Corp.	70,724,780	1.9
876,869		Wyndham Worldwide Corp.	46,658,200	1.3
			616,639,675	17.0

		Consumer Staples: 13.0%
1,810,030		Coca-Cola Enterprises, Inc.	57,432,252	1.6
724,260		Costco Wholesale Corp.	71,535,160	2.0
797,370		Estee Lauder Cos, Inc.	47,730,568	1.3
527,810		JM Smucker Co.	45,518,335	1.3
2,049,560		Mondelez International, Inc.	52,202,293	1.4
921,030		Philip Morris International, Inc.	77,034,949	2.1
1,163,500		Wal-Mart Stores, Inc.	79,385,605	2.2
445,630		Whole Foods Market, Inc.	40,699,388	1.1
			471,538,550	13.0

		Energy: 4.7%
800,090	@	Cameron International Corp.	45,173,082	1.3
598,910		EOG Resources, Inc.	72,342,339	2.0
1,507,770		Halliburton Co.	52,304,541	1.4
			169,819,962	4.7

		Financials: 4.9%
699,360		Ameriprise Financial, Inc.	43,800,917	1.2
288,690		Blackrock, Inc.	59,675,110	1.7
555,830		T. Rowe Price Group, Inc.	36,201,208	1.0
511,200		Travelers Cos., Inc.	36,714,384	1.0
			176,391,619	4.9

		Health Care: 10.9%
1,281,450		Abbott Laboratories	83,934,975	2.3
235,410	@	Biogen Idec, Inc.	34,527,585	0.9
208,631		Cooper Cos., Inc.	19,294,195	0.5
764,760	@	Covidien PLC	44,157,242	1.2
1,258,550	@	Express Scripts Holding Co.	67,961,700	1.9
932,710	@	Gilead Sciences, Inc.	68,507,549	1.9
367,610		McKesson Corp.	35,643,466	1.0

498,630	@	Watson Pharmaceuticals, Inc.	42,882,180	1.2
			396,908,892	10.9

		Industrials: 12.4%
1,315,465		Ametek, Inc.	49,422,020	1.4
381,040	@	BE Aerospace, Inc.	18,823,376	0.5
1,214,700		Danaher Corp.	67,901,730	1.9
703,730		Equifax, Inc.	38,085,867	1.1
371,580		Flowserve Corp.	54,547,944	1.5
742,970		Pall Corp.	44,771,372	1.2
560,270		Roper Industries, Inc.	62,458,900	1.7
666,840		Union Pacific Corp.	83,835,125	2.3
859,800		Waste Connections, Inc.	29,052,642	0.8
			448,898,976	12.4

		Information Technology: 31.6%
1,077,760		Analog Devices, Inc.	45,330,586	1.3
529,790		Apple, Inc.	282,393,964	7.8
1,276,310		Broadcom Corp.	42,386,255	1.2
2,629,420	@	EMC Corp.	66,524,326	1.8
430,930	@	F5 Networks, Inc.	41,864,849	1.2
190,625	@	Google, Inc. - Class A	135,223,656	3.7
666,390		International Business Machines Corp.	127,647,005	3.5
590,000		Intuit, Inc.	35,105,000	1.0
2,406,370	@	Juniper Networks, Inc.	47,333,298	1.3
1,701,290	@	NetApp, Inc.	57,078,279	1.6
3,732,447		Oracle Corp.	124,365,134	3.4
899,230		Qualcomm, Inc.	55,770,245	1.5
558,940		Visa, Inc.	84,724,125	2.3
			1,145,746,722	31.6

		Materials: 3.6%
736,890		Eastman Chemical Co.	50,145,364	1.4
839,760		Monsanto Co.	79,483,284	2.2
			129,628,648	3.6

	Total Common Stock (Cost $3,281,177,459)		3,555,573,044	98.1

SHORT-TERM INVESTMENTS: 2.1%
		Mutual Funds: 2.1%
77,499,000		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $77,499,000)	77,499,000	2.1

	Total Short-Term Investments (Cost $77,499,000)		77,499,000	2.1
	Total Investments in Securities (Cost $3,358,676,459)		$3,633,072,044	100.2
	Liabilities in Excess of Other Assets		(7,810,987)	(0.2)

	Net Assets		$3,625,261,057	100.0

@	Non-income producing security

See Accompanying Notes to Financial Statements

ING Large Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Cost for federal income tax purposes is $3,361,334,354.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$308,310,115
Gross Unrealized Depreciation	(36,572,425)

Net Unrealized Appreciation	$271,737,690

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$3,555,573,044	$–	$–	$3,555,573,044
Short-Term Investments	77,499,000	–	–	77,499,000

Total Investments, at fair value	$3,633,072,044	$–	$–	$3,633,072,044

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING Large Cap Value Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.5%
		Consumer Discretionary: 9.6%
177,708		Comcast Corp. – Class A	6,642,725	1.9
112,206	@	Delphi Automotive PLC	4,291,880	1.2
103,877		Foot Locker, Inc.	3,336,529	0.9
219,012		Lowe’s Cos., Inc.	7,779,306	2.2
108,731		Macy’s, Inc.	4,242,684	1.2
91,200	@	Penn National Gaming, Inc.	4,478,832	1.2
59,300		Six Flags Entertainment Corp.	3,629,160	1.0
			34,401,116	9.6

		Consumer Staples: 6.5%
154,165		Coca-Cola Enterprises, Inc.	4,891,655	1.4
50,596		JM Smucker Co.	4,363,399	1.2
126,595		Kraft Foods Group, Inc.	5,756,275	1.6
43,678		Philip Morris International, Inc.	3,653,228	1.0
66,601		Wal-Mart Stores, Inc.	4,544,186	1.3
			23,208,743	6.5

		Energy: 13.8%
55,863	@	Ensco PLC	3,311,559	0.9
34,694		EOG Resources, Inc.	4,190,688	1.2
281,174		ExxonMobil Corp.	24,335,610	6.8
203,006		Halliburton Co.	7,042,278	2.0
105,323	@	Rowan Companies PLC	3,293,450	0.9
50,596		Royal Dutch Shell PLC - Class A ADR	3,488,594	1.0
142,704		Statoil ASA ADR	3,573,308	1.0
			49,235,487	13.8

		Financials: 25.4%
158,295	L	AllianceBernstein Holding LP	2,759,082	0.8
70,008		Ameriprise Financial, Inc.	4,384,601	1.2
129,796		BB&T Corp.	3,778,362	1.1
140,948		Blackstone Group LP	2,197,379	0.6
138,883		Citigroup, Inc.	5,494,211	1.5
77,030		EPR Properties	3,551,853	1.0
310,603		Fifth Third Bancorp.	4,718,060	1.3
242,865		JPMorgan Chase & Co.	10,678,774	3.0
167,486		Lincoln National Corp.	4,337,887	1.2
74,242		PNC Financial Services Group, Inc.	4,329,051	1.2
70,525		Prudential Financial, Inc.	3,761,098	1.1
526,800		Regions Financial Corp.	3,750,816	1.1
162,426		SunTrust Bank	4,604,777	1.3
70,629		Travelers Cos., Inc.	5,072,575	1.4
204,143		US Bancorp.	6,520,327	1.8
144,562		Weingarten Realty Investors	3,869,925	1.1
344,988		Wells Fargo & Co.	11,791,690	3.3
194,643	@	XL Group PLC	4,877,754	1.4
			90,478,222	25.4

		Health Care: 10.3%
57,721	Abbott Laboratories	3,780,725	1.1
72,487	Eli Lilly & Co.	3,575,059	1.0
126,493	Medtronic, Inc.	5,188,743	1.4
251,952	Merck & Co., Inc.	10,314,915	2.9
550,371	Pfizer, Inc.	13,803,305	3.9
		36,662,747	10.3

		Industrials: 9.6%
99,851	Ametek, Inc.	3,751,402	1.0
58,030	Boeing Co.	4,373,141	1.2
48,935	Fluor Corp.	2,874,442	0.8
70,216	General Dynamics Corp.	4,863,862	1.4
520,839	General Electric Co.	10,932,411	3.1
32,100	Roper Industries, Inc.	3,578,508	1.0
30,254	Union Pacific Corp.	3,803,533	1.1
		34,177,299	9.6

		Information Technology: 6.2%
93,142	Automatic Data Processing, Inc.	5,310,025	1.5
463,117	Cisco Systems, Inc.	9,100,249	2.5
137,437	Microchip Technology, Inc.	4,479,072	1.3
119,361	Microsoft Corp.	3,190,520	0.9
		22,079,866	6.2

		Materials: 3.6%
105,117	International Paper Co.	4,187,862	1.2
107,079	Nucor Corp.	4,623,671	1.3
105,736	Packaging Corp. of America	4,067,664	1.1
		12,879,197	3.6

		Telecommunication Services: 3.6%
153,387	CenturyTel, Inc.	6,000,499	1.7
161,392	Verizon Communications, Inc.	6,983,432	1.9
		12,983,931	3.6

		Utilities: 5.9%
248,853	CenterPoint Energy, Inc.	4,790,420	1.3
81,206	DTE Energy Co.	4,876,420	1.4
58,547	Entergy Corp.	3,732,371	1.0
211,061	Great Plains Energy, Inc.	4,286,649	1.2
190,875	NV Energy, Inc.	3,462,473	1.0
		21,148,333	5.9
	Total Common Stock (Cost $308,412,265)	337,254,941	94.5

EXCHANGE-TRADED FUNDS: 2.4%
119,281	iShares Russell 1000 Value Index Fund	8,686,042	2.4

	Total Exchange-Traded Funds (Cost $8,567,509)	8,686,042	2.4

	Total Long-Term Investments (Cost $316,979,774)	345,940,983	96.9

See Accompanying Notes to Financial Statements

ING Large Cap Value Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.8%
	Securities Lending Collateralcc(1): 0.7%
493,425	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $493,430, collateralized by various U.S. Government Securities, 0.000%-3.375%, Market Value plus accrued interest $503,294, due 07/31/13-11/15/39)	493,425	0.1
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,000,011, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 10/01/16-12/20/42)	1,000,000	0.3
27,033	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%, due 01/02/13 (Repurchase Amount $27,033, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $27,574, due 08/09/13-04/18/36)	27,033	0.0
1,000,000	Nomura Securities, Repurchase Agreement dated 12/31/12, 0.35%, due 01/02/13 (Repurchase Amount $1,000,019, collateralized by various U.S. Government Agency Obligations, 0.000%-6.101%, Market Value plus accrued interest $1,020,000, due 03/10/14-12/20/42)	1,000,000	0.3
		2,520,458	0.7

Shares		Value	Percentage of Net Assets
		Mutual Funds: 3.1%
10,966,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $10,966,000)	10,966,000	3.1

	Total Short-Term Investments (Cost $13,486,458)	13,486,458	3.8

	Total Investments in Securities (Cost $330,466,232)	$359,427,441	100.7
	Liabilities in Excess of Other Assets	(2,583,580)	(0.7)

	Net Assets	$356,843,861	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $331,563,928.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$31,829,311
Gross Unrealized Depreciation	(3,965,798)

Net Unrealized Appreciation	$27,863,513

See Accompanying Notes to Financial Statements

ING Large Cap Value Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$337,254,941	$–	$–	$337,254,941
Exchange-Traded Funds	8,686,042	–	–	8,686,042
Short-Term Investments	10,966,000	2,520,458	–	13,486,458

Total Investments, at fair value	$356,906,983	$2,520,458	$–	$359,427,441

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 37.9%
		Consumer Discretionary: 1.7%
552,000	L	Amazon.com, Inc., 0.650%, 11/27/15	552,015	0.1
1,003,000		COX Communications, Inc., 4.625%, 06/01/13	1,020,382	0.3
245,000		COX Communications, Inc., 5.450%, 12/15/14	267,319	0.1
215,000		COX Communications, Inc., 5.500%, 10/01/15	241,566	0.1
571,000		Home Depot, Inc., 5.250%, 12/16/13	597,555	0.1
834,000		McDonald’s Corp., 0.750%, 05/29/15	840,474	0.2
1,000,000		NBCUniversal Media, LLC, 3.650%, 04/30/15	1,064,341	0.3
409,000		Time Warner Cable, Inc., 7.500%, 04/01/14	443,308	0.1
1,581,000		Walt Disney Co., 1.100%, 12/01/17	1,585,602	0.4
			6,612,562	1.7

		Consumer Staples: 3.5%
750,000		Altria Group, Inc., 8.500%, 11/10/13	799,264	0.2
480,000		Anheuser-Busch InBev Worldwide, Inc., 0.800%, 07/15/15	481,521	0.1
279,000		Anheuser-Busch InBev Worldwide, Inc., 5.375%, 11/15/14	303,003	0.1
795,000		Campbell Soup Co., 0.613%, 08/01/14	798,150	0.2
1,270,000		Coca-Cola Co., 0.750%, 03/13/15	1,280,369	0.3
750,000		Coca-Cola Co., 1.800%, 09/01/16	775,105	0.2
489,000		Colgate-Palmolive Co., 1.250%, 05/01/14	494,003	0.1
180,000		HJ Heinz Co., 1.500%, 03/01/17	182,633	0.0
750,000		Kellogg Co., 1.125%, 05/15/15	757,662	0.2
833,000	#	Kraft Foods Group, Inc., 1.625%, 06/04/15	848,305	0.2
345,000		Lorillard Tobacco Co., 3.500%, 08/04/16	365,288	0.1
350,000		PepsiCo, Inc./NC, 0.800%, 08/25/14	351,970	0.1
1,322,000		PepsiCo, Inc., 0.700%, 08/13/15	1,324,439	0.3
658,000		PepsiCo, Inc., 0.875%, 10/25/13	661,147	0.2
350,000		PepsiCo, Inc., 1.250%, 08/13/17	351,582	0.1
1,070,000		Philip Morris International, Inc., 2.500%, 05/16/16	1,126,040	0.3
925,000		Procter & Gamble Co., 0.700%, 08/15/14	931,321	0.2
290,000		Procter & Gamble Co., 1.450%, 08/15/16	295,673	0.1
750,000		Reynolds American, Inc., 1.050%, 10/30/15	750,226	0.2

355,000	#	SABMiller Holdings, Inc., 1.850%, 01/15/15	362,148	0.1
650,000		Wal-Mart Stores, Inc., 1.625%, 04/15/14	660,972	0.2
			13,900,821	3.5

		Energy: 2.3%
600,000		BP Capital Markets PLC, 0.700%, 11/06/15	599,510	0.1
621,000		BP Capital Markets PLC, 0.910%, 03/11/14	624,683	0.2
1,000,000		Cameron International Corp., 1.600%, 04/30/15	1,010,842	0.3
785,000		ConocoPhillips, 4.600%, 01/15/15	848,712	0.2
465,000		Enterprise Products Operating L.P., 5.600%, 10/15/14	503,605	0.1
525,000		Enterprise Products Operating, LLC, 1.250%, 08/13/15	528,522	0.1
1,000,000		Marathon Oil Corp., 0.900%, 11/01/15	1,001,420	0.2
410,000		Petrobras International Finance Co. - Pifco, 2.875%, 02/06/15	421,699	0.1
833,000		Phillips 66, 1.950%, 03/05/15	850,338	0.2
1,385,000		Shell International Finance BV, 3.100%, 06/28/15	1,467,993	0.4
783,000		Spectra Energy Capital LLC, 5.900%, 09/15/13	810,454	0.2
736,000		Total Capital International SA, 0.750%, 01/25/16	733,582	0.2
			9,401,360	2.3

		Financials: 16.9%
498,000	#	ABN Amro Bank NV, 3.000%, 01/31/14	507,672	0.1
612,000		Aegon NV, 2.021%, 07/29/49	351,132	0.1
489,000		American International Group, Inc., 3.650%, 01/15/14	502,323	0.1
749,000		Allstate Corp., 6.200%, 05/16/14	804,654	0.2
670,000		American Express Credit Corp., 1.750%, 06/12/15	684,392	0.2
600,000	#	American Honda Finance Corp., 1.850%, 09/19/14	610,518	0.2
750,000	#	Australia & New Zealand Banking Group Ltd., 2.125%, 01/10/14	760,745	0.2
660,000		Bank of America Corp., 1.500%, 10/09/15	663,769	0.2
1,200,000		Bank of America Corp., 3.750%, 07/12/16	1,283,435	0.3
1,250,000		Bank of Montreal, 0.800%, 11/06/15	1,248,981	0.3
1,515,000		Bank of New York Mellon Corp., 1.200%, 02/20/15	1,531,948	0.4

See Accompanying Notes to Financial Statements

ING Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

1,250,000		Bank of Nova Scotia, 0.750%, 10/09/15	1,243,900	0.3
1,250,000		Barclays Bank PLC, 2.375%, 01/13/14	1,271,424	0.3
471,000		BB&T Corp., 1.600%, 08/15/17	477,009	0.1
725,000		BB&T Corp., 2.050%, 04/28/14	738,931	0.2
700,000		BB&T Corp., 5.200%, 12/23/15	780,882	0.2
750,000		BBVA US Senior SAU, 4.664%, 10/09/15	769,425	0.2
1,380,000		Berkshire Hathaway Finance Corp., 2.450%, 12/15/15	1,451,673	0.4
750,000		BlackRock, Inc., 1.375%, 06/01/15	762,100	0.2
667,000	#	BNP Paribas Home Loan Covered Bonds SA, 2.200%, 11/02/15	687,692	0.2
444,000		Canadian Imperial Bank of Commerce/Canada, 0.900%, 10/01/15	446,179	0.1
439,000		Capital One Bank USA NA, 6.500%, 06/13/13	450,525	0.1
624,000		Caterpillar Financial Services Corp., 0.700%, 11/06/15	622,791	0.2
750,000		Caterpillar Financial Services Corp., 1.100%, 05/29/15	756,622	0.2
1,440,000		Caterpillar Financial Services Corp., 1.375%, 05/20/14	1,457,990	0.4
900,000		Charles Schwab Corp., 0.850%, 12/04/15	902,619	0.2
993,000		Citigroup, Inc., 2.650%, 03/02/15	1,023,031	0.3
19,000		Citigroup, Inc., 5.125%, 05/05/14	20,022	0.0
348,000		Citigroup, Inc., 6.000%, 12/13/13	364,734	0.1
624,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 1.850%, 01/10/14	632,455	0.2
362,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 2.125%, 10/13/15	373,843	0.1
1,645,000		Credit Suisse/New York NY, 3.500%, 03/23/15	1,735,551	0.4
1,400,000		Fifth Third Bancorp., 3.625%, 01/25/16	1,496,536	0.4
505,000		Ford Motor Credit Co., LLC, 2.750%, 05/15/15	515,647	0.1
1,350,000		General Electric Capital Corp., 1.000%, 12/11/15	1,356,295	0.3
1,000,000		General Electric Capital Corp., 3.750%, 11/14/14	1,054,935	0.3
400,000		General Electric Capital Corp., 4.750%, 09/15/14	427,212	0.1

1,400,000		General Electric Capital Corp., 4.875%, 03/04/15	1,516,781	0.4
2,540,000		Goldman Sachs Group, Inc., 0.805%, 01/12/15	2,505,961	0.6
500,000		Goldman Sachs Group, Inc., 1.312%, 02/07/14	501,597	0.1
791,000		Hartford Financial Services Group, Inc., 4.750%, 03/01/14	821,624	0.2
470,000		HCP, Inc., 2.700%, 02/01/14	478,562	0.1
372,000		Health Care REIT, Inc., 3.625%, 03/15/16	393,024	0.1
1,100,000		HSBC USA, Inc., 2.375%, 02/13/15	1,132,002	0.3
600,000	#	Hyundai Capital America, 1.625%, 10/02/15	603,961	0.2
550,000	#	International Lease Finance Corp., 6.500%, 09/01/14	589,875	0.1
779,000		John Deere Capital Corp., 1.600%, 03/03/14	789,447	0.2
1,750,000		JPMorgan Chase & Co., 3.150%, 07/05/16	1,855,088	0.5
1,800,000		JPMorgan Chase & Co., 3.700%, 01/20/15	1,896,014	0.5
1,370,000		Merrill Lynch & Co., Inc., 5.000%, 02/03/14	1,426,065	0.4
400,000		MetLife, Inc., 2.375%, 02/06/14	407,598	0.1
900,000	#	MetLife Institutional Funding II, 1.625%, 04/02/15	917,391	0.2
1,121,000		Morgan Stanley, 2.875%, 01/24/14	1,140,135	0.3
280,000		Morgan Stanley, 6.000%, 04/28/15	305,125	0.1
950,000		National Australia Bank Ltd./New York, 1.600%, 08/07/15	964,808	0.2
650,000		National Rural Utilities Cooperative Finance Corp., 1.125%, 11/01/13	653,917	0.2
314,000	#	New York Life Global Funding, 1.300%, 01/12/15	318,252	0.1
165,000	#	Nordea Bank AB, 3.700%, 11/13/14	173,287	0.0
1,105,000		PNC Funding Corp., 4.250%, 09/21/15	1,205,079	0.3
960,000	#	Principal Life Global Funding II, 0.930%, 07/09/14	960,051	0.2
510,000		ProLogis L.P., 7.625%, 08/15/14	558,111	0.1
1,500,000		Prudential Financial, Inc., 3.875%, 01/14/15	1,587,746	0.4
800,000		Regions Financial Corp., 7.750%, 11/10/14	889,040	0.2
1,220,000		Royal Bank of Canada, 1.150%, 03/13/15	1,233,908	0.3
750,000		Royal Bank of Scotland Group PLC, 2.550%, 09/18/15	767,999	0.2

See Accompanying Notes to Financial Statements

ING Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

1,211,000		Santander Holdings USA, Inc./PA, 3.000%, 09/24/15	1,233,917	0.3
850,000		SouthTrust Corp., 5.800%, 06/15/14	906,082	0.2
1,150,000		State Street Corp., 2.875%, 03/07/16	1,220,651	0.3
1,100,000		SunTrust Bank/Atlanta GA, 0.608%, 04/01/15	1,074,008	0.3
700,000		UBS AG, 5.875%, 07/15/16	781,449	0.2
353,000		UBS AG/Stamford CT, 2.250%, 01/28/14	358,192	0.1
1,209,000		US Bancorp, 1.125%, 10/30/13	1,217,079	0.3
373,000		US Bancorp, 2.200%, 11/15/16	388,872	0.1
757,000		Wachovia Bank NA, 4.800%, 11/01/14	812,889	0.2
980,000		Wells Fargo & Co., 1.500%, 07/01/15	997,495	0.2
899,000		Westpac Banking Corp., 1.125%, 09/25/15	907,864	0.2
			67,260,538	16.9

		Health Care: 4.0%
1,000,000	#	AbbVie, Inc., 1.200%, 11/06/15	1,007,299	0.3
505,000		Amgen, Inc., 1.875%, 11/15/14	516,686	0.1
1,250,000		Covidien International Finance SA, 1.350%, 05/29/15	1,267,664	0.3
1,101,000		Eli Lilly & Co., 4.200%, 03/06/14	1,148,978	0.3
1,250,000		Genentech, Inc., 4.750%, 07/15/15	1,379,260	0.3
1,117,000		GlaxoSmithKline Capital PLC, 0.750%, 05/08/15	1,123,030	0.3
750,000		Johnson & Johnson, 1.200%, 05/15/14	759,116	0.2
1,379,000		McKesson Corp., 0.950%, 12/04/15	1,381,815	0.3
1,000,000		Medtronic, Inc., 3.000%, 03/15/15	1,051,266	0.3
1,155,000		Novartis Capital Corp., 2.900%, 04/24/15	1,214,801	0.3
450,000		Pfizer, Inc., 5.350%, 03/15/15	495,817	0.1
972,000		Sanofi-Aventis SA, 1.625%, 03/28/14	986,013	0.3
1,250,000		St. Jude Medical, Inc., 2.500%, 01/15/16	1,296,401	0.3
505,000		Teva Pharmaceutical Finance IV, LLC, 1.700%, 11/10/14	516,860	0.1
1,000,000		UnitedHealth Group, Inc., 0.850%, 10/15/15	1,003,878	0.3
880,000		Wyeth, 5.500%, 02/01/14	927,959	0.2
			16,076,843	4.0

		Industrials: 0.9%
775,000		CSX Corp., 6.250%, 04/01/15	868,219	0.2

800,000		General Electric Co., 0.850%, 10/09/15	803,303	0.2
263,000		United Parcel Service, Inc., 1.125%, 10/01/17	263,679	0.1
570,000		United Parcel Service, Inc., 3.875%, 04/01/14	594,153	0.1
1,000,000		United Technologies Corp., 1.200%, 06/01/15	1,014,846	0.3
			3,544,200	0.9

		Information Technology: 3.2%
1,090,000		Cisco Systems, Inc., 1.625%, 03/14/14	1,106,640	0.3
422,000		Computer Sciences Corp., 2.500%, 09/15/15	430,542	0.1
1,000,000		Dell, Inc., 2.100%, 04/01/14	1,018,616	0.3
2,210,000		International Business Machines Corp., 0.550%, 02/06/15	2,211,423	0.5
230,000		International Business Machines Corp., 1.950%, 07/22/16	239,172	0.1
1,000,000		Intel Corp., 1.350%, 12/15/17	1,000,522	0.2
1,156,000		Microsoft Corp., 2.950%, 06/01/14	1,199,002	0.3
750,000		NetApp, Inc., 2.000%, 12/15/17	747,923	0.2
1,000,000		Oracle Corp., 1.200%, 10/15/17	1,003,759	0.2
1,141,000		Oracle Corp., 3.750%, 07/08/14	1,198,349	0.3
750,000		Symantec Corp., 2.750%, 09/15/15	776,141	0.2
794,000		Texas Instruments, Inc., 0.450%, 08/03/15	790,415	0.2
1,000,000		Xerox Corp., 4.250%, 02/15/15	1,052,159	0.3
			12,774,663	3.2

		Materials: 1.6%
910,000		Barrick Gold Corp., 1.750%, 05/30/14	923,031	0.2
445,000		BHP Billiton Finance USA Ltd., 5.500%, 04/01/14	472,818	0.1
1,050,000		Dow Chemical Co., 5.900%, 02/15/15	1,158,904	0.3
413,000		Ecolab, Inc., 1.000%, 08/09/15	414,387	0.1
1,250,000		EI du Pont de Nemours & Co., 1.750%, 03/25/14	1,271,326	0.3
670,000		Freeport-McMoRan Copper & Gold, Inc., 1.400%, 02/13/15	668,943	0.2
321,000	#	Xstrata Canada Financial Corp., 2.850%, 11/10/14	329,623	0.1
1,100,000	#	Xstrata Finance Canada Ltd., 1.800%, 10/23/15	1,106,638	0.3
			6,345,670	1.6

See Accompanying Notes to Financial Statements

ING Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

		Telecommunication Services: 1.6%
1,750,000		AT&T, Inc., 0.800%, 12/01/15	1,751,055	0.4
500,000		Cellco Partnership / Verizon Wireless Capital, LLC, 5.550%, 02/01/14	525,011	0.1
3,310,000		Verizon Communications, Inc., 1.950%, 03/28/14	3,370,878	0.9
620,000		Vodafone Group PLC, 4.150%, 06/10/14	650,728	0.2
			6,297,672	1.6

		Utilities: 2.2%
679,000		Commonwealth Edison Co., 1.625%, 01/15/14	686,475	0.2
372,000		Dominion Resources, Inc., 1.800%, 03/15/14	376,987	0.1
333,000		Entergy Louisiana, LLC, 1.875%, 12/15/14	340,395	0.1
1,271,000		NextEra Energy Capital Holdings, Inc., 1.200%, 06/01/15	1,280,801	0.3
1,465,000		Georgia Power Co., 0.625%, 11/15/15	1,462,757	0.4
541,000		Georgia Power Co., 0.750%, 08/10/15	542,826	0.1
1,076,000		Progress Energy, Inc., 5.625%, 01/15/16	1,217,787	0.3
840,000		PSEG Power, LLC, 2.750%, 09/15/16	874,590	0.2
882,000		Sempra Energy, 2.000%, 03/15/14	895,610	0.2
786,000		Southern California Edison Co., 5.750%, 03/15/14	834,555	0.2
315,000		Southern Co., 4.150%, 05/15/14	330,081	0.1
			8,842,864	2.2

	Total Corporate Bonds/Notes (Cost $149,445,489)		151,057,193	37.9

COLLATERALIZED MORTGAGE OBLIGATIONS: 6.0%
1,024,680	#	BAMLL-DB Trust, 2.343%, 04/13/29	1,041,820	0.3
1,490,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 4.621%, 07/10/43	1,493,180	0.4
140,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 4.668%, 07/10/43	152,466	0.0
1,250,000		Bear Stearns Commercial Mortgage Securities, 5.540%, 09/11/41	1,439,089	0.4
764,651		CD 2007-CD4 Commercial Mortgage Trust, 5.205%, 12/11/49	776,033	0.2
150,000	#	CSMC Series 2009-RR3, 5.342%, 12/15/43	173,142	0.0
355,631		CW Capital Cobalt Ltd., 5.723%, 05/15/46	354,834	0.1

875,000		GE Capital Commercial Mortgage Corp., 5.308%, 11/10/45	879,798	0.2
906,696		Greenwich Capital Commercial Funding Corp., 5.381%, 03/10/39	936,280	0.2
229,097		GS Mortgage Securities Corp. II, 5.479%, 11/10/39	232,989	0.1
661,717		GS Mortgage Securities Corp. II, 5.506%, 04/10/38	683,130	0.2
677,642	#	JP Morgan Chase Commercial Mortgage Securities Corp., 4.158%, 01/12/39	698,253	0.2
1,112,751		JP Morgan Chase Commercial Mortgage Securities Corp., 5.298%, 05/15/47	1,135,710	0.3
907,304	#	JP Morgan Chase Commercial Mortgage Securities Corp., 5.491%, 12/12/44	907,007	0.2
400,000		JP Morgan Chase Commercial Mortgage Securities Corp., 5.790%, 02/15/51	419,232	0.1
720,878		JP Morgan Chase Commercial Mortgage Securities Corp., 5.797%, 06/15/49	744,084	0.2
106,249		JP Morgan Chase Commerical Mortgage Securities Corp., 5.247%, 01/12/43	106,904	0.0
400,000		LB-UBS Commercial Mortgage Trust, 5.150%, 04/15/30	438,386	0.1
1,116,269		LB-UBS Commercial Mortgage Trust, 5.300%, 11/15/38	1,145,103	0.3
1,210,000		LB-UBS Commercial Mortgage Trust, 5.347%, 11/15/38	1,394,129	0.4
900,000		Morgan Stanley Capital I Trust 2006-TOP21, 5.185%, 10/12/52	912,448	0.2
130,000	L	Morgan Stanley Capital I Trust 2007-TOP25, 5.514%, 11/12/49	151,209	0.0
120,000		Morgan Stanley Capital I Trust 2007-TOP27, 5.651%, 06/11/42	142,530	0.0
420,000		Morgan Stanley Capital I, 4.989%, 08/13/42	459,634	0.1
1,287,820		Morgan Stanley Capital I, 5.185%, 11/14/42	1,287,409	0.3
1,092,904		Morgan Stanley Capital I, 5.575%, 04/12/49	1,127,172	0.3
799,418		Morgan Stanley Capital I, 5.649%, 12/15/44	824,087	0.2
250,000	#	Motel 6 Trust, 1.500%, 10/05/25	250,135	0.1
910,000	#	Motel 6 Trust, 1.948%, 10/05/25	923,679	0.2
1,858,659		NCUA Guaranteed Notes, 1.600%, 10/29/20	1,892,178	0.5

See Accompanying Notes to Financial Statements

ING Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

455,396	#	NorthStar 2012-1 Mortgage Trust, 1.410%, 08/25/29	455,253	0.1
550,026		Wachovia Bank Commercial Mortgage Trust, 5.230%, 07/15/41	549,441	0.1

	Total Collateralized Mortgage Obligations (Cost $24,057,595)		24,126,744	6.0

U.S. TREASURY OBLIGATIONS: 36.8%
		U.S. Treasury Bonds: 0.2%
940,000		2.750%, due 08/15/42	904,457	0.2

		U.S. Treasury Notes: 36.6%
134,914,000		0.250%, due 11/30/14	134,940,443	33.8
3,620,000		0.250%, due 12/15/15	3,609,538	0.9
725,000		0.625%, due 11/30/17	722,394	0.2
2,814,300		0.750%, due 12/31/17	2,818,257	0.7
3,070,000		1.000%, due 11/30/19	3,037,860	0.8
560,000		1.125%, due 12/31/19	557,988	0.2
			145,686,480	36.6

	Total U.S. Treasury Obligations (Cost $146,493,119)		146,590,937	36.8

ASSET-BACKED SECURITIES: 4.9%
		Automobile Asset-Backed Securities: 1.1%
1,860,000		CarMax Auto Owner Trust, 1.250%, 06/15/17	1,892,795	0.5
2,162,000		Nissan Auto Receivables Owner Trust, 1.000%, 07/16/18	2,186,531	0.5
325,000		Toyota Auto Receivables Owner Trust, 0.750%, 02/16/16	326,521	0.1
			4,405,847	1.1

		Credit Card Asset-Backed Securities: 0.9%
2,046,000		Citibank Credit Card Issuance Trust, 5.300%, 03/15/18	2,349,177	0.6
1,393,000		Dryrock Issuance Trust, 0.640%, 08/15/18	1,393,757	0.3
			3,742,934	0.9

		Other Asset-Backed Securities: 2.9%
491,677	#	Aimco CDO, 0.569%, 10/20/19	478,891	0.1
121,574	#	ARES CLO Funds, 0.548%, 09/18/17	121,017	0.0
182,786	#	Atrium CDO Corp., 0.642%, 10/27/16	181,030	0.1
750,000		Atrium CDO Corp., 0.892%, 10/27/16	732,284	0.2
279,118	#	Black Diamond CLO Ltd., 0.579%, 06/20/17	275,146	0.1
500,000	#	Black Diamond CLO Ltd., 0.659%, 06/20/17	484,383	0.1
1,963,000		CNH Equipment Trust, 0.650%, 04/16/18	1,962,868	0.5

500,000	#	Dryden Leveraged Loan CDO 2002-II, 2.608%, 09/17/16	500,041	0.1
1,150,000	#	Emporia Preferred Funding, 0.825%, 10/18/18	1,065,905	0.3
134,987	#	First CLO Ltd., 0.620%, 12/14/16	134,830	0.0
500,000	#	First CLO Ltd., 1.310%, 12/14/16	494,872	0.1
35,896	#	Granite Ventures Ltd., 0.600%, 12/15/17	35,883	0.0
500,000	#	Grayston CLO Ltd., 1.610%, 08/15/16	498,919	0.1
6,901	#	Gulf Stream Compass CLO Ltd., 0.700%, 07/15/16	6,899	0.0
950,000	#	Gulf Stream Compass CLO Ltd., 0.730%, 05/15/17	936,996	0.3
400,000	#	Gulf Stream Compass CLO Ltd., 1.590%, 07/15/16	393,277	0.1
395,000	#	Hewett’s Island CDO Ltd., 1.508%, 12/15/16	379,599	0.1
42,738	#	Katonah Ltd., 0.629%, 09/20/16	42,641	0.0
37,920	#	Landmark CDO Ltd., 1.190%, 01/15/16	37,913	0.0
977,745	#	Lightpoint CLO Ltd., 0.568%, 09/15/17	961,257	0.3
13,698	#	Olympic CLO Ltd., 1.210%, 05/15/16	13,691	0.0
500,000	#	Olympic CLO Ltd., 1.810%, 05/15/16	498,077	0.1
395,452	#	Stanfield Modena CLO Ltd., 1.560%, 09/22/16	395,556	0.1
500,000	#	Whitney CLO Ltd., 0.761%, 03/01/17	495,028	0.1
250,449	#	Wind River CLO Ltd., 0.639%, 12/19/16	247,439	0.1
			11,374,442	2.9

	Total Asset-Backed Securities (Cost $19,313,456)		19,523,223	4.9

U.S. GOVERNMENT AGENCY OBLIGATIONS: 5.2%
		Federal Home Loan Mortgage Corporation: 0.0%##
144		1.875%, due 01/01/17	147	0.0
346		6.000%, due 04/01/13	361	0.0
435		6.000%, due 04/01/13	440	0.0
			948	0.0

		Federal National Mortgage Association: 5.2%##
19,800,000		0.750%, due 12/19/14	19,985,407	5.0
4,280		2.275%, due 12/01/17	4,345	0.0
139		6.000%, due 02/01/13	139	0.0
2,552		6.000%, due 04/01/13	2,580	0.0
22,226		6.000%, due 07/01/16	23,624	0.0
27,852		6.000%, due 03/01/17	29,961	0.0
27,663		6.000%, due 05/01/17	29,758	0.0
15,008		6.000%, due 09/01/17	16,145	0.0
271,243		6.500%, due 10/01/22	302,088	0.1
203,030		6.500%, due 02/01/29	233,524	0.1
60,732		6.500%, due 10/01/32	71,869	0.0
18,124		7.000%, due 10/01/32	21,637	0.0
26,382		7.000%, due 10/01/32	31,495	0.0

See Accompanying Notes to Financial Statements

ING Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

26,273	7.500%, due 08/01/27	30,190	0.0
3,839	1.960%, due 07/01/24	4,050	0.0
		20,786,812	5.2

		Government National Mortgage Association: 0.0%
574	6.000%, due 04/15/13	579	0.0
8,228	9.000%, due 12/15/26	9,798	0.0
1,412	9.500%, due 03/15/20	1,421	0.0
5,512	9.500%, due 07/15/21	5,601	0.0
		17,399	0.0

	Total U.S. Government Agency Obligations (Cost $20,718,954)	20,805,159	5.2

	Total Long-Term Investments (Cost $360,028,613)	362,103,256	90.8

SHORT-TERM INVESTMENTS: 8.9%
		U.S. Treasury Bills: 4.1%
16,372,000	United States Treasury Bill, 0.140%, 12/12/13 (Cost $16,349,250)	16,350,127	4.1

		Securities Lending Collateralcc(1): 0.2%
7,700	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.14%, due 01/02/13 (Repurchase Amount $7,700, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $7,854, due 08/09/13-04/18/36)	7,700	0.0
710,228	Morgan Stanley, Repurchase Agreement dated 12/31/12, 0.25%, due 01/02/13 (Repurchase Amount $710,238, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $724,433, due 10/01/26-11/01/42)	710,228	0.2
		717,928	0.2

Shares		Value	Percentage of Net Assets
		Mutual Funds: 4.6%
18,377,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $18,377,000)	18,377,000	4.6

	Total Short-Term Investments (Cost $35,444,178)	35,445,055	8.9

Total Investments in Securities (Cost $395,472,791)	$397,548,311	99.7
Assets in Excess of Other Liabilities	1,287,108	0.3

Net Assets	$398,835,419	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $395,484,369.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,459,205
Gross Unrealized Depreciation	(395,263)

Net Unrealized Appreciation	$2,063,942

See Accompanying Notes to Financial Statements

ING Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$–	$151,057,193	$–	$151,057,193
Collateralized Mortgage Obligations	–	24,126,744	–	24,126,744
Short-Term Investments	18,377,000	17,068,055	–	35,445,055
U.S. Treasury Obligations	–	146,590,937	–	146,590,937
U.S. Government Agency Obligations	–	20,805,159	–	20,805,159
Asset-Backed Securities	–	19,523,223	–	19,523,223

Total Investments, at fair value	$18,377,000	$379,171,311	$–	$397,548,311

Other Financial Instruments+
Futures	100,392	–	–	100,392

Total Assets	$18,477,392	$379,171,311	$–	$397,648,703

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

ING Limited Maturity Bond Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)

Long Contracts
U.S. Treasury 2-Year Note	249	03/28/13	$54,896,721	$7,880

			$54,896,721	$7,880

Short Contracts
U.S. Treasury 10-Year Note	(100)	03/19/13	(13,278,125)	59,313
U.S. Treasury 5-Year Note	(163)	03/28/13	(20,279,492)	29,655
U.S. Treasury Ultra Long Bond	(1)	03/19/13	(162,593)	3,544

			$(33,720,210)	$92,512

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Asset Derivatives
Interest rate contracts	Net Assets- Unrealized appreciation*	100,392

Total Asset Derivatives		$100,392

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31. 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures	Swaps	Total

Credit contracts	$-	$210,209	$210,209
Interest rate contracts	(653,124)	(1,345,606)	$(1,998,730)

Total	$(653,124)	$(1,135,397)	$(1,788,521)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures	Swaps	Total

Interest rate contracts	$186,732	1,190,312	$1,377,044

Total	$186,732	$1,190,312	$1,377,044

See Accompanying Notes to Financial Statements

ING PIMCO High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 89.5%
		Consumer Discretionary: 19.2%
1,075,000		Affinion Group, Inc., 7.875%, 12/15/18	825,062	0.1
2,250,000	#	Algeco Scotsman Global Finance Plc, 8.500%, 10/15/18	2,340,000	0.2
750,000		AMC Networks, Inc., 4.750%, 12/15/22	757,500	0.1
600,000		AMC Networks, Inc., 7.750%, 07/15/21	690,000	0.1
3,000,000		Ameristar Casinos, Inc., 7.500%, 04/15/21	3,266,250	0.3
484,112		Caesars Entertainment Operating Co., Inc., 5.460%, 01/28/18	433,643	0.0
750,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	795,000	0.1
EUR 250,000		Carlson Wagonlit BV, 7.500%, 06/15/19	353,914	0.0
2,500,000		CCO Holdings, LLC / CCO Holdings Capital Corp., 5.125%, 02/15/23	2,506,250	0.3
1,500,000		CCO Holdings, LLC / CCO Holdings Capital Corp., 5.250%, 09/30/22	1,526,250	0.2
1,000,000		CCO Holdings, LLC / CCO Holdings Capital Corp., 6.500%, 04/30/21	1,083,750	0.1
2,000,000		CCO Holdings, LLC / CCO Holdings Capital Corp., 6.625%, 01/31/22	2,195,000	0.2
1,000,000		CCO Holdings, LLC / CCO Holdings Capital Corp., 7.000%, 01/15/19	1,083,750	0.1
500,000	L	CCO Holdings, LLC / CCO Holdings Capital Corp., 7.250%, 10/30/17	547,500	0.1
1,500,000		CCO Holdings, LLC / CCO Holdings Capital Corp., 7.875%, 04/30/18	1,621,875	0.2
900,000		CCO Holdings, LLC / CCO Holdings Capital Corp., 8.125%, 04/30/20	1,012,500	0.1
1,250,000	#	Cequel Communications Holdings I, LLC / Cequel Capital Corp., 6.375%, 09/15/20	1,307,812	0.1
350,000	#	Ceridian Corp., 8.875%, 07/15/19	381,500	0.0
250,000	#	Chester Downs & Marina, LLC, 9.250%, 02/01/20	246,875	0.0
750,000	#	Cinemark USA, Inc., 5.125%, 12/15/22	763,125	0.1

2,500,000		CityCenter Holdings, LLC / CityCenter Finance Corp., 7.625%, 01/15/16	2,687,500	0.3
2,250,000	#	Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	2,345,625	0.2
1,000,000	#	Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	1,032,500	0.1
3,500,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	3,543,750	0.4
EUR 2,500,000		Conti-Gummi Finance BV, 7.125%, 10/15/18	3,534,603	0.4
EUR 500,000		Conti-Gummi Finance BV, 7.500%, 09/15/17	708,580	0.1
1,500,000	#	Continental Rubber Of America Corp., 4.500%, 09/15/19	1,542,591	0.2
2,000,000		Cooper-Standard Automotive, Inc., 8.500%, 05/01/18	2,160,000	0.2
1,300,000	#	CSC Holdings, LLC, 6.750%, 11/15/21	1,447,875	0.1
2,000,000		CSC Holdings, LLC, 7.625%, 07/15/18	2,320,000	0.2
3,000,000		CSC Holdings, LLC, 7.875%, 02/15/18	3,487,500	0.3
3,000,000		CSC Holdings, LLC, 8.625%, 02/15/19	3,600,000	0.4
2,000,000		DineEquity, Inc., 9.500%, 10/30/18	2,282,500	0.2
1,750,000	#	DISH DBS Corp., 5.000%, 03/15/23	1,758,750	0.2
1,000,000		DISH DBS Corp., 5.875%, 07/15/22	1,080,000	0.1
1,500,000		DISH DBS Corp., 6.625%, 10/01/14	1,616,250	0.2
2,000,000		DISH DBS Corp., 6.750%, 06/01/21	2,290,000	0.2
4,000,000		DISH DBS Corp., 7.125%, 02/01/16	4,500,000	0.4
2,400,000		DISH DBS Corp., 7.875%, 09/01/19	2,856,000	0.3
2,000,000		Easton-Bell Sports, Inc., 9.750%, 12/01/16	2,152,700	0.2
1,500,000		Emergency Medical Services Corp., 8.125%, 06/01/19	1,654,687	0.2
1,680,000		Entravision Communications Corp., 8.750%, 08/01/17	1,831,200	0.2
1,000,000	L	Exide Technologies, 8.625%, 02/01/18	852,500	0.1
1,000,000		Getty Images, Inc. - TL B, 4.750%, 10/18/19	1,002,656	0.1
1,500,000	L	Goodyear Tire & Rubber Co., 8.250%, 08/15/20	1,653,750	0.2
CAD 1,000,000	#	Great Canadian Gaming Corp., 6.625%, 07/25/22	1,046,798	0.1
1,000,000	#	Griffey Intermediate, Inc. / Griffey Finance Sub, LLC, 7.000%, 10/15/20	1,027,500	0.1

See Accompanying Notes to Financial Statements

ING PIMCO High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

750,000		Harrah’s Operating Co., Inc., 10.000%, 12/15/18	500,625	0.1
2,000,000		Harrah’s Operating Co., Inc., 11.250%, 06/01/17	2,152,500	0.2
750,000	#	Hyva Global BV, 8.625%, 03/24/16	720,000	0.1
500,000	#	inVentiv Health, Inc., 10.000%, 08/15/18	436,250	0.0
1,000,000	#,L	Jaguar Holding Co. II / Jaguar Merger Sub, Inc., 9.500%, 12/01/19	1,140,000	0.1
250,000	#	Jaguar Land Rover PLC, 7.750%, 05/15/18	273,750	0.0
1,000,000	#	Jaguar Land Rover PLC, 8.125%, 05/15/21	1,105,000	0.1
1,000,000		Jarden Corp., 7.500%, 01/15/20	1,102,500	0.1
1,000,000		Jarden Corp., 8.000%, 05/01/16	1,067,500	0.1
500,000	#	Lamar Media Corp., 5.000%, 05/01/23	516,250	0.1
500,000		Lamar Media Corp., 5.875%, 02/01/22	545,000	0.1
2,000,000	L	Lamar Media Corp., 7.875%, 04/15/18	2,220,000	0.2
484,000		Lear Corp., 7.875%, 03/15/18	528,770	0.1
1,000,000	L	Levi Strauss & Co., 7.625%, 05/15/20	1,095,000	0.1
325,000		Limited Brands, Inc., 7.000%, 05/01/20	375,375	0.0
750,000		Ltd. Brands, Inc., 5.625%, 02/15/22	819,375	0.1
850,000		Ltd. Brands, Inc., 6.625%, 04/01/21	977,500	0.1
300,000	L	Marina District Finance Co., Inc., 9.500%, 10/15/15	292,500	0.0
750,000	L	Marina District Finance Co., Inc., 9.875%, 08/15/18	723,750	0.1
1,250,000	#	McClatchy Co., 9.000%, 12/15/22	1,282,812	0.1
1,000,000		MGM Mirage, 7.500%, 06/01/16	1,077,500	0.1
2,500,000		MGM Mirage, 7.625%, 01/15/17	2,687,500	0.3
2,500,000		MGM Resorts International, 6.625%, 12/15/21	2,503,125	0.2
1,750,000	#	MGM Resorts International, 6.750%, 10/01/20	1,791,562	0.2
1,000,000	#	MGM Resorts International, 8.625%, 02/01/19	1,120,000	0.1
1,000,000		MGM Resorts International, 10.375%, 05/15/14	1,142,500	0.1
2,000,000		MGM Resorts International, 10.000%, 11/01/16	2,325,000	0.2
3,000,000		MGM Resorts International, 11.125%, 11/15/17	3,285,000	0.3
1,250,000		MGM Resorts Intl - TL B, 4.250%, 12/20/19	1,265,235	0.1
EUR 900,000		Nara Cable Funding Ltd., 8.875%, 12/01/18	1,211,721	0.1

1,500,000	#	Nara Cable Funding Ltd., 8.875%, 12/01/18	1,533,750	0.2
300,000		New Albertsons, Inc., 6.570%, 02/23/28	148,500	0.0
2,000,000	#	Nielsen Finance, LLC / Nielsen Finance Co., 4.500%, 10/01/20	2,000,000	0.2
3,000,000		Nielsen Finance, LLC / Nielsen Finance Co., 7.750%, 10/15/18	3,367,500	0.3
200,000		Oshkosh Corp., 8.250%, 03/01/17	220,500	0.0
200,000		Oshkosh Corp., 8.500%, 03/01/20	222,500	0.0
2,500,000	#	Petco Animal Supplies, Inc., 9.250%, 12/01/18	2,787,500	0.3
1,000,000	#,&,L	Petco Holdings, Inc., 8.500%, 10/15/17	1,032,500	0.1
1,500,000		Phillips-Van Heusen Corp., 7.375%, 05/15/20	1,689,375	0.2
1,000,000	#	Pittsburgh Glass Works, LLC, 8.500%, 04/15/16	925,000	0.1
550,000		Production Resource Group, Inc., 8.875%, 05/01/19	404,250	0.0
2,000,000		PVH Corp., 4.500%, 12/15/22	2,030,000	0.2
525,000		Quebecor Media, Inc., 7.750%, 03/15/16	539,438	0.1
1,879,000		Quebecor Media, Inc., 7.750%, 03/15/16	1,930,672	0.2
2,221,875		Quintiles Transnational Corp., 4.500%, 06/08/18	2,227,430	0.2
1,500,000	#	QVC, Inc., 7.375%, 10/15/20	1,669,419	0.2
1,500,000	#	QVC, Inc., 7.500%, 10/01/19	1,655,278	0.2
2,000,000	L	Regal Entertainment Group, 9.125%, 08/15/18	2,240,000	0.2
1,500,000	L	Roadhouse Financing, Inc., 10.750%, 10/15/17	1,400,625	0.1
250,000		Ryland Group, Inc., 5.375%, 10/01/22	256,563	0.0
750,000		Sally Holdings, LLC / Sally Capital, Inc., 5.750%, 06/01/22	817,500	0.1
650,000		Sally Holdings, LLC / Sally Capital, Inc., 6.875%, 11/15/19	721,500	0.1
EUR 1,000,000	L	Schaeffler Finance BV, 7.750%, 02/15/17	1,474,393	0.1
1,000,000	#	Schaeffler Finance BV, 7.750%, 02/15/17	1,115,000	0.1
3,000,000	#	Schaeffler Finance BV, 8.500%, 02/15/19	3,405,000	0.3
EUR 500,000		Schaeffler Finance BV, 8.750%, 02/15/19	763,596	0.1
750,000		Scientific Games Corp., 8.125%, 09/15/18	828,750	0.1
1,000,000	#	Scientific Games International, Inc., 6.250%, 09/01/20	1,033,750	0.1
675,000	#	Seneca Gaming Corp., 8.250%, 12/01/18	715,500	0.1

See Accompanying Notes to Financial Statements

ING PIMCO High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

1,000,000	#	Sinclair Television Group, Inc., 6.125%, 10/01/22	1,066,250	0.1
1,250,000	#,L	Studio City Finance Ltd., 8.500%, 12/01/20	1,313,281	0.1
300,000		Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.375%, 03/15/20	326,250	0.0
309,000		Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.375%, 08/01/21	337,583	0.0
633,000		Suburban Propane Partners L.P./Suburban Energy Finance Corp., 7.500%, 10/01/18	685,223	0.1
2,000,000	#	Tempur-Pedic International, Inc., 6.875%, 12/15/20	2,067,500	0.2
750,000		Tenneco, Inc., 7.750%, 08/15/18	817,500	0.1
2,067,000		Tomkins, LLC / Tomkins, Inc., 9.000%, 10/01/18	2,325,375	0.2
3,530,000	#	TRW Automotive, Inc., 7.250%, 03/15/17	4,081,563	0.4
1,500,000	#	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 5.500%, 01/15/23	1,556,250	0.2
EUR 2,500,000	#	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 5.500%, 09/15/22	3,398,891	0.3
EUR 350,000		Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 7.500%, 03/15/19	507,029	0.1
750,000	#	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 7.500%, 03/15/19	828,750	0.1
EUR 250,000		Unitymedia KabelBW GmbH, 9.500%, 03/15/21	384,025	0.0
1,500,000	#	Univision Communications, Inc., 6.750%, 09/15/22	1,556,250	0.2
2,000,000	#	Univision Communications, Inc., 6.875%, 05/15/19	2,090,000	0.2
4,500,000	#	Univision Communications, Inc., 7.875%, 11/01/20	4,893,750	0.5
500,000	#	UR Financing Escrow Corp., 5.750%, 07/15/18	541,250	0.1
1,250,000	#	UR Financing Escrow Corp., 7.375%, 05/15/20	1,378,125	0.1
2,500,000	#	UR Financing Escrow Corp., 7.625%, 04/15/22	2,806,250	0.3

1,000,000	#	Wolverine Healthcare Analytics, 10.625%, 06/01/20	1,070,000	0.1
350,000	#	Wolverine World Wide, Inc., 6.125%, 10/15/20	369,250	0.0
750,000	L	Wynn Las Vegas, LLC / Wynn Las Vegas Capital Corp., 5.375%, 03/15/22	800,625	0.1
2,000,000		Wynn Las Vegas, LLC / Wynn Las Vegas Capital Corp., 7.750%, 08/15/20	2,290,000	0.2
			192,683,730	19.2

		Consumer Staples: 5.4%
600,000	#	Albea Beauty Holdings SA, 8.375%, 11/01/19	636,000	0.1
1,406,000	#	Bumble Bee Acquisition Corp., 9.000%, 12/15/17	1,518,480	0.1
500,000	#	Catalent Pharma Solutions, Inc., 7.875%, 10/15/18	506,250	0.0
914,000	&	Catalent Pharma Solutions, Inc., 9.500%, 04/15/15	937,033	0.1
2,000,000		Central Garden and Pet Co., 8.250%, 03/01/18	2,125,000	0.2
1,000,000		Constellation Brands, Inc., 4.625%, 03/01/23	1,050,000	0.1
1,000,000		Constellation Brands, Inc., 7.250%, 05/15/17	1,182,500	0.1
3,000,000		Del Monte Corp., 7.625%, 02/15/19	3,142,500	0.3
2,500,000		Hertz Corp., 6.750%, 04/15/19	2,740,625	0.3
2,500,000		Hertz Corp., 7.375%, 01/15/21	2,762,500	0.3
1,000,000	#	Live Nation Entertainment, Inc., 7.000%, 09/01/20	1,048,750	0.1
1,050,000	#,L	Live Nation Entertainment, Inc., 8.125%, 05/15/18	1,136,625	0.1
2,500,000		Michael Foods, Inc., 9.750%, 07/15/18	2,775,000	0.3
1,500,000	L	Pilgrim’s Pride Corp., 7.875%, 12/15/18	1,528,125	0.1
750,000	#	Post Holdings, Inc., 7.375%, 02/15/22	825,469	0.1
750,000		Prestige Brands, Inc., 8.125%, 02/01/20	838,125	0.1
3,500,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC / Reynolds Group Issuer Lu, 5.750%, 10/15/20	3,622,500	0.4
500,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC / Reynolds Group Issuer Lu, 6.875%, 02/15/21	541,250	0.0
2,500,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC / Reynolds Group Issuer Lu, 7.125%, 04/15/19	2,700,000	0.3

See Accompanying Notes to Financial Statements

ING PIMCO High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

1,000,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC / Reynolds Group Issuer Lu, 7.875%, 08/15/19	1,117,500	0.1
EUR 1,000,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC / Reynolds Group Issuer Lu, 8.000%, 12/15/16	1,344,773	0.1
2,500,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC / Reynolds Group Issuer Lu, 8.500%, 05/15/18	2,575,000	0.3
2,000,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC / Reynolds Group Issuer Lu, 9.000%, 04/15/19	2,090,000	0.2
3,750,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC / Reynolds Group Issuer Lu, 9.875%, 08/15/19	4,031,250	0.4
2,250,000	#	ServiceMaster Co., 7.000%, 08/15/20	2,266,875	0.2
500,000		ServiceMaster Co., 8.000%, 02/15/20	523,750	0.0
750,000	#	Simmons Foods, Inc., 10.500%, 11/01/17	684,375	0.1
2,500,000	L	Smithfield Foods, Inc., 7.750%, 07/01/17	2,925,000	0.3
1,500,000	#	Spectrum Brands Escrow Corp., 6.375%, 11/15/20	1,578,750	0.2
2,250,000		Spectrum Brands Holdings, Inc., 9.500%, 06/15/18	2,565,000	0.3
1,000,000		TreeHouse Foods, Inc., 7.750%, 03/01/18	1,087,500	0.1
			54,406,505	5.4

		Energy: 9.7%
1,000,000		Access Midstream Partners L.P. / ACMP Finance Corp., 4.875%, 05/15/23	1,016,250	0.1
1,000,000	#	Antero Resources Finance Corp., 6.000%, 12/01/20	1,017,500	0.1
1,500,000		Arch Coal, Inc., 7.250%, 10/01/20	1,398,750	0.1
1,250,000	L	Arch Coal, Inc., 7.250%, 06/15/21	1,159,375	0.1
1,000,000	L	Arch Coal, Inc., 7.000%, 06/15/19	935,000	0.1
300,000	#	Atlas Pipeline Escrow, LLC, 6.625%, 10/01/20	312,000	0.0
200,000	#	Atlas Pipeline Partners L.P. / Atlas Pipeline Finance Corp., 6.625%, 10/01/20	208,000	0.0
250,000		Atwood Oceanics, Inc., 6.500%, 02/01/20	270,000	0.0
1,125,000		Berry Petroleum Co., 6.750%, 11/01/20	1,215,000	0.1
350,000		Bristow Group, Inc., 6.250%, 10/15/22	375,812	0.0

1,000,000		Chesapeake Energy Corp., 7.250%, 12/15/18	1,095,000	0.1
2,125,000	L	Chesapeake Energy Corp., 9.500%, 02/15/15	2,411,875	0.2
710,000		Cie Generale de Geophysique-Veritas, 7.750%, 05/15/17	741,950	0.1
100,000		Cie Generale de Geophysique-Veritas, 9.500%, 05/15/16	107,750	0.0
1,000,000		Colorado Interstate Gas Co., 6.850%, 06/15/37	1,217,114	0.1
2,100,000		Concho Resources, Inc./Midland TX, 6.500%, 01/15/22	2,320,500	0.2
1,750,000		Consol Energy, Inc., 8.250%, 04/01/20	1,903,125	0.2
3,000,000		Consol Energy, Inc., 8.000%, 04/01/17	3,262,500	0.3
275,000		Continental Resources, Inc., 7.375%, 10/01/20	312,125	0.0
50,000		Continental Resources, Inc., 8.250%, 10/01/19	56,250	0.0
1,500,000		Continental Resources, Inc./OK, 7.125%, 04/01/21	1,702,500	0.2
1,500,000		Denbury Resources, Inc., 8.250%, 02/15/20	1,695,000	0.2
1,000,000		Denbury Resources, Inc., 9.750%, 03/01/16	1,062,500	0.1
750,000	#	Drill Rigs Holdings, Inc., 6.500%, 10/01/17	750,000	0.1
150,000		El Paso Corp., 8.050%, 10/15/30	175,150	0.0
625,000		El Paso Pipeline Partners Operating Co., LLC, 6.500%, 04/01/20	764,571	0.1
1,850,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	2,146,000	0.2
2,500,000		Enterprise Products Operating L.P., 8.375%, 08/01/66	2,855,360	0.3
4,500,000		EP Energy, LLC / EP Energy Finance, Inc., 9.375%, 05/01/20	5,096,250	0.5
500,000		EP Energy, LLC / Everest Acquisition Finance, Inc., 6.875%, 05/01/19	545,000	0.1
919,000	#	Expro Finance Luxembourg SCA, 8.500%, 12/15/16	964,950	0.1
2,000,000	L	Forest Oil Corp., 7.250%, 06/15/19	2,020,000	0.2
672,000	L	Forest Oil Corp., 8.500%, 02/15/14	715,680	0.1
500,000	#	Hiland Partners L.P. / Hiland Partners Finance Corp., 7.250%, 10/01/20	537,500	0.1
750,000	#	Inergy Midstream L.P. / Finance Corp., 6.000%, 12/15/20	776,250	0.1
4,000,000		Kinder Morgan Finance Co., LLC, 5.700%, 01/05/16	4,391,552	0.4

See Accompanying Notes to Financial Statements

ING PIMCO High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

2,050,000		Linn Energy, LLC/Linn Energy Finance Corp., 8.625%, 04/15/20	2,244,750	0.2
750,000		MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 5.500%, 02/15/23	817,500	0.1
600,000		MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp., 6.750%, 11/01/20	661,500	0.1
1,050,000		Newfield Exploration Co., 6.875%, 02/01/20	1,128,750	0.1
2,250,000		Newfield Exploration Co., 7.125%, 05/15/18	2,385,000	0.2
1,500,000	L	NFR Energy, LLC / NFR Energy Finance Corp., 9.750%, 02/15/17	1,451,250	0.1
1,500,000	#	NGPL PipeCo, LLC, 7.119%, 12/15/17	1,642,500	0.2
1,000,000	#	NGPL PipeCo, LLC, 9.625%, 06/01/19	1,155,000	0.1
1,000,000		Oasis Petroleum, Inc., 6.500%, 11/01/21	1,067,500	0.1
2,000,000	#,L	OGX Petroleo e Gas Participacoes SA, 8.500%, 06/01/18	1,810,000	0.2
1,250,000		Peabody Energy Corp., 6.000%, 11/15/18	1,334,375	0.1
2,000,000		Peabody Energy Corp., 6.250%, 11/15/21	2,135,000	0.2
500,000		Peabody Energy Corp., 6.500%, 09/15/20	538,750	0.1
1,000,000		Petrohawk Energy Corp., 7.250%, 08/15/18	1,129,843	0.1
750,000		Plains Exploration & Production Co., 6.500%, 11/15/20	834,375	0.1
1,000,000		Plains Exploration & Production Co., 6.625%, 05/01/21	1,106,250	0.1
1,500,000		Plains Exploration & Production Co., 6.750%, 02/01/22	1,691,250	0.2
2,500,000		Plains Exploration & Production Co., 7.625%, 04/01/20	2,800,000	0.3
1,000,000		Quicksilver Resources, Inc., 11.750%, 01/01/16	992,500	0.1
1,000,000		Range Resources Corp., 5.750%, 06/01/21	1,075,000	0.1
1,000,000		Range Resources Corp., 6.750%, 08/01/20	1,090,000	0.1
500,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 5.500%, 04/15/23	536,250	0.1
1,475,000		Regency Energy Partners L.P. / Regency Energy Finance Corp., 6.875%, 12/01/18	1,615,125	0.2

2,000,000	#	Rockies Express Pipeline, LLC, 5.625%, 04/15/20	1,975,000	0.2
5,000,000		SandRidge Energy, Inc., 7.500%, 03/15/21	5,375,000	0.5
2,000,000		SandRidge Energy, Inc., 8.125%, 10/15/22	2,200,000	0.2
5,260,000	±,X	SemGroup Corp. Escrow, 8.750%, 11/15/15	–	–
4,000,000		Sonat, Inc., 7.000%, 02/01/18	4,398,256	0.4
1,500,000	#,L	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.250%, 05/01/23	1,560,000	0.2
750,000	#	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 6.375%, 08/01/22	821,250	0.1
1,250,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 7.875%, 10/15/18	1,375,000	0.1
500,000	#	Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 5.875%, 10/01/20	521,250	0.1
264,000		Thermon Industries, Inc., 9.500%, 05/01/17	294,360	0.0
600,000		Whiting Petroleum Corp., 6.500%, 10/01/18	648,000	0.1
			97,944,723	9.7

		Financials: 12.2%
3,000,000		American International Group, Inc., 8.175%, 05/15/58	3,922,500	0.4
GBP 1,000,000		American International Group, Inc., 8.625%, 05/22/38	1,987,358	0.2
2,500,000		Ally Financial, Inc., 3.125%, 01/15/16	2,503,917	0.2
2,500,000		Ally Financial, Inc., 5.500%, 02/15/17	2,685,945	0.3
2,500,000		Ally Financial, Inc., 7.500%, 12/31/13	2,646,875	0.3
2,500,000		Ally Financial, Inc., 7.500%, 09/15/20	3,028,125	0.3
2,500,000	Z	Ally Financial, Inc., 8.000%, 11/01/31	3,158,278	0.3
5,000,000		Ally Financial, Inc., 8.300%, 02/12/15	5,581,250	0.6
2,000,000	Z	Ally Financial, Inc., 15.600%, 06/15/15	1,815,400	0.2
1,000,000	#,&	Alphabet Holding Co., Inc., 7.750%, 11/01/17	1,032,500	0.1
1,000,000	#	Ashtead Capital, Inc., 6.500%, 07/15/22	1,090,000	0.1
GBP 1,000,000		Barclays Bank PLC, 14.000%, 11/29/49	2,177,391	0.2
1,250,000	#	Brickman Group Holdings, Inc., 9.125%, 11/01/18	1,315,625	0.1

See Accompanying Notes to Financial Statements

ING PIMCO High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

2,500,000		CIT Group, Inc., 4.250%, 08/15/17	2,585,207	0.3
3,000,000		CIT Group, Inc., 5.250%, 03/15/18	3,225,000	0.3
1,000,000		CIT Group, Inc., 5.000%, 05/15/17	1,065,000	0.1
1,000,000	#	CIT Group, Inc., 5.500%, 02/15/19	1,095,000	0.1
3,000,000		CIT Group, Inc., 5.000%, 08/15/22	3,210,672	0.3
750,000	#	CNH Capital, LLC, 3.875%, 11/01/15	777,188	0.1
1,150,000	L	Credit Agricole S.A., 9.750%, 06/29/49	1,220,461	0.1
2,500,000		E*TRADE Financial Corp., 6.375%, 11/15/19	2,575,000	0.3
500,000		E*Trade Financial Corp., 6.750%, 06/01/16	528,750	0.1
1,000,000		Ford Motor Credit Co., LLC, 8.125%, 01/15/20	1,284,123	0.1
2,000,000		Ford Motor Credit Co., LLC, 6.625%, 08/15/17	2,338,542	0.2
9,000,000		Ford Motor Credit Co., LLC, 8.000%, 12/15/16	10,886,697	1.1
3,000,000		Ford Motor Credit Co., LLC, 8.000%, 06/01/14	3,272,268	0.3
1,000,000		Ford Motor Credit Co., LLC, 8.700%, 10/01/14	1,124,982	0.1
1,600,000		Ford Motor Credit Co., LLC, 12.000%, 05/15/15	1,976,000	0.2
1,375,000	#	Fresenius US Finance II, Inc., 9.000%, 07/15/15	1,591,563	0.2
EUR 1,500,000		GMAC International Finance BV, 7.500%, 04/21/15	2,173,475	0.2
GBP 1,000,000		HBOS Capital Funding L.P., 6.461%, 11/29/49	1,477,444	0.1
EUR 1,000,000		HBOS PLC, 0.860%, 03/29/16	1,188,305	0.1
500,000		Host Hotels & Resorts L.P., 6.000%, 10/01/21	576,250	0.1
1,500,000		Host Hotels & Resorts, Inc., 9.000%, 05/15/17	1,612,500	0.2
2,500,000		Host Hotels & Resorts, Inc., 6.000%, 11/01/20	2,762,500	0.3
500,000	#	Hub International Ltd., 8.125%, 10/15/18	515,000	0.0
1,000,000		International Lease Finance Corp., 5.875%, 05/01/13	1,017,500	0.1
750,000		International Lease Finance Corp., 6.250%, 05/15/19	802,500	0.1
1,250,000	#	International Lease Finance Corp., 6.750%, 09/01/16	1,409,375	0.1
2,250,000	#	International Lease Finance Corp., 7.125%, 09/01/18	2,621,250	0.3
1,000,000		International Lease Finance Corp., 8.250%, 12/15/20	1,195,000	0.1
3,000,000		International Lease Finance Corp., 8.625%, 09/15/15	3,382,500	0.3

3,000,000		International Lease Finance Corp., 8.750%, 03/15/17	3,480,000	0.3
EUR 1,250,000		LBG Capital No.1 PLC, 6.439%, 05/23/20	1,642,935	0.2
GBP 1,000,000		LBG Capital No.1 PLC, 7.869%, 08/25/20	1,735,733	0.2
3,350,000	#	LBG Capital No.1 PLC, 7.875%, 11/01/20	3,637,417	0.4
500,000	#	LBG Capital No.1 PLC, 8.000%, 12/29/49	521,250	0.1
499,200	#,±	Lehman Brothers Holdings, Inc., 8.160%, 05/30/09	62,422	0.0
250,000	#	Milestone Aviation Group, LLC, 8.625%, 12/15/17	251,875	0.0
500,000		PHH Corp., 9.250%, 03/01/16	586,250	0.1
2,000,000		Pinnacle Foods Finance, LLC / Pinnacle Foods Finance Corp., 8.250%, 09/01/17	2,140,000	0.2
750,000	#	QBE Capital Funding III Ltd., 7.250%, 05/24/41	777,467	0.1
EUR 500,000		RBS Capital Trust A, 2.285%, 12/29/49	460,828	0.0
500,000	#	Rivers Pittsburgh Borrower L.P./Rivers Pittsburgh Finance Corp., 9.500%, 06/15/19	545,000	0.1
1,750,000	#	Royal Bank of Scotland PLC, 6.990%, 10/29/49	1,671,250	0.2
3,100,000		Royal Bank of Scotland Group PLC, 7.640%, 03/31/49	2,821,000	0.3
1,000,000	#	Serta Simmons Holdings, LLC, 8.125%, 10/01/20	1,005,000	0.1
2,075,000		SLM Corp., 8.450%, 06/15/18	2,438,125	0.2
275,000		SLM Corp., 0.615%, 01/27/14	272,490	0.0
750,000		SLM Corp., 8.000%, 03/25/20	860,625	0.1
500,000		Smurfit Capital Funding PLC, 7.500%, 11/20/25	526,250	0.1
375,000	#,L	Societe Generale, 5.922%, 04/29/49	346,778	0.0
1,000,000		Springleaf Finance Corp., 6.900%, 12/15/17	900,000	0.1
GBP 200,000		Towergate Finance PLC, 8.500%, 02/15/18	339,512	0.0
GBP 300,000		Towergate Finance PLC, 10.500%, 02/15/19	501,957	0.0
970,000	L	UBS Preferred Funding Trust V, 6.243%, 05/29/49	994,250	0.1
EUR 1,000,000		UPCB Finance Ltd., 7.625%, 01/15/20	1,456,903	0.1
			122,410,533	12.2

		Health Care: 9.5%
1,800,000		Alere, Inc., 8.625%, 10/01/18	1,818,000	0.2

See Accompanying Notes to Financial Statements

ING PIMCO High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

450,000		American Renal Holdings, 8.375%, 05/15/18	475,875	0.1
5,000,000	#	Biomet, Inc., 6.500%, 10/01/20	4,993,750	0.5
4,000,000	#	Biomet, Inc., 6.500%, 08/01/20	4,265,000	0.4
303,394		CHS/Community Health Systems, Inc., 3.810%, 01/25/17	305,645	0.0
8,091		CHS/Community Health Systems, Inc., 3.810%, 01/25/17	8,151	0.0
1,000,000		CHS/Community Health Systems, Inc., 5.125%, 08/15/18	1,045,000	0.1
2,000,000		CHS/Community Health Systems, Inc., 7.125%, 07/15/20	2,137,500	0.2
41,209		Community Health Systems, Inc. - TL B, 2.460%, 07/25/14	41,352	0.0
3,000,000	#	ConvaTec Healthcare SA, 10.500%, 12/15/18	3,322,500	0.3
1,750,000		DaVita, Inc., 5.750%, 08/15/22	1,852,812	0.2
1,025,000		DaVita, Inc., 6.375%, 11/01/18	1,101,875	0.1
2,000,000		DaVita, Inc., 6.625%, 11/01/20	2,185,000	0.2
3,500,000		DJO Finance, LLC / DJO Finance Corp., 7.750%, 04/15/18	3,386,250	0.3
1,500,000		Endo Pharmaceuticals Holdings, Inc., 7.000%, 07/15/19	1,606,875	0.2
1,000,000	#	Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19	1,078,750	0.1
1,000,000	#	Fresenius Medical Care US Finance II, Inc., 5.875%, 01/31/22	1,090,000	0.1
1,750,000		Grifols, Inc., 8.250%, 02/01/18	1,935,938	0.2
2,000,000		HCA Holdings, Inc., 6.250%, 02/15/21	2,055,000	0.2
1,500,000		HCA Holdings, Inc., 7.750%, 05/15/21	1,635,000	0.2
2,500,000		HCA, Inc., 4.750%, 05/01/23	2,550,000	0.3
2,000,000		HCA, Inc., 5.875%, 05/01/23	2,075,000	0.2
3,750,000		HCA, Inc., 6.500%, 02/15/20	4,228,125	0.4
2,650,000		HCA, Inc., 7.250%, 09/15/20	2,948,125	0.3
3,500,000		HCA, Inc., 7.500%, 02/15/22	4,025,000	0.4
2,000,000		HCA, Inc., 8.000%, 10/01/18	2,320,000	0.2
3,500,000		HCA, Inc., 8.500%, 04/15/19	3,920,000	0.4
1,500,000		Health Management Associates, Inc., 7.375%, 01/15/20	1,627,500	0.2
1,000,000	#	Hologic, Inc., 6.250%, 08/01/20	1,082,500	0.1
1,000,000	#	Multiplan, Inc., 9.875%, 09/01/18	1,120,000	0.1

875,000	#,L	Mylan, Inc., 7.625%, 07/15/17	983,630	0.1
3,000,000	#	Mylan, Inc., 7.875%, 07/15/20	3,546,195	0.4
2,000,000		NBTY, Inc., 9.000%, 10/01/18	2,270,000	0.2
992,500		Pharmaceutical Product Development, 6.250%, 12/05/18	1,009,559	0.1
2,000,000	#	STHI Holding Corp., 8.000%, 03/15/18	2,175,000	0.2
1,000,000		Tenet Healthcare Corp., 8.000%, 08/01/20	1,081,875	0.1
2,020,000		Tenet Healthcare Corp., 10.000%, 05/01/18	2,307,850	0.2
1,000,000		Universal Health Services, Inc., 7.000%, 10/01/18	1,107,500	0.1
500,000	#	Valeant Pharmaceuticals International, 6.500%, 07/15/16	528,125	0.1
1,000,000	#	Valeant Pharmaceuticals International, 6.750%, 10/01/17	1,085,000	0.1
2,150,000	#	Valeant Pharmaceuticals International, 6.875%, 12/01/18	2,327,375	0.2
4,000,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	4,370,000	0.4
500,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	548,750	0.1
3,500,000		Vanguard Health Holding Co. II, LLC/Vanguard Holding Co. II, Inc., 8.000%, 02/01/18	3,640,000	0.4
750,000	#	VPI Escrow Corp., 6.375%, 10/15/20	808,125	0.1
5,000,000		Warner Chilcott Co., LLC / Warner Chilcott Finance, LLC, 7.750%, 09/15/18	5,350,000	0.5
			95,375,507	9.5

		Industrials: 8.8%
2,500,000	#	Aguila 3 SA, 7.875%, 01/31/18	2,662,500	0.3
3,000,000		Air Medical Group Holdings, Inc., 9.250%, 11/01/18	3,330,000	0.3
500,000	#	Amsted Industries, Inc., 8.125%, 03/15/18	537,500	0.1
1,000,000		ArvinMeritor, Inc., 8.125%, 09/15/15	1,057,500	0.1
1,500,000		Associated Materials, LLC, 9.125%, 11/01/17	1,530,000	0.2
2,000,000	#	Aviation Capital Group, 7.125%, 10/15/20	2,109,448	0.2
1,500,000		BE Aerospace, Inc., 6.875%, 10/01/20	1,676,250	0.2

See Accompanying Notes to Financial Statements

ING PIMCO High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

1,000,000		BE Aerospace, Inc., 5.250%, 04/01/22	1,065,000	0.1
750,000	#	Belden, Inc., 5.500%, 09/01/22	774,375	0.1
EUR 750,000	L	Bombardier, Inc., 6.125%, 05/15/21	1,066,691	0.1
1,400,000	#	Bombardier, Inc., 7.500%, 03/15/18	1,566,250	0.2
1,600,000	#	C8 Capital SPV Ltd., 6.640%, 12/31/49	1,216,000	0.1
750,000	#	Calcipar SA, 6.875%, 05/01/18	768,750	0.1
1,500,000		Case New Holland, Inc., 7.875%, 12/01/17	1,781,250	0.2
2,500,000		CHC Helicopter SA, 9.250%, 10/15/20	2,643,750	0.3
1,250,000		Clean Harbors, Inc., 5.250%, 08/01/20	1,309,375	0.1
1,500,000	#	CMA CGM SA, 8.500%, 04/15/17	1,211,250	0.1
119,666		Continental Airlines 2001-1 Class B Pass Through Trust, 7.373%, 12/15/15	127,145	0.0
48,451		Continental Airlines Pass Through Trust, 6.920%, 04/02/13	48,860	0.0
1,000,000		Corrections Corp. of America, 7.750%, 06/01/17	1,067,500	0.1
700,000		Covanta Holding Corp., 7.250%, 12/01/20	774,474	0.1
750,000	#	ERA Group, Inc., 7.750%, 12/15/22	740,625	0.1
2,000,000		Esterline Technologies Corp., 7.000%, 08/01/20	2,225,000	0.2
750,000		Florida East Coast Railway Corp., 8.125%, 02/01/17	798,750	0.1
1,000,000	#	General Cable Corp., 5.750%, 10/01/22	1,040,000	0.1
1,500,000		Griffon Corp., 7.125%, 04/01/18	1,597,500	0.2
EUR 400,000		Grohe Holding GmbH, 4.183%, 09/15/17	534,319	0.1
2,000,000	#	HD Supply, Inc., 8.125%, 04/15/19	2,285,000	0.2
1,000,000	#	HD Supply, Inc., 11.000%, 04/15/20	1,185,000	0.1
1,000,000	#	HD Supply, Inc., 11.500%, 07/15/20	1,128,750	0.1
500,000	#	HDTFS, Inc., 5.875%, 10/15/20	525,000	0.0
500,000	#	HDTFS, Inc., 6.250%, 10/15/22	535,000	0.1
1,000,000		Huntington Ingalls Industries, Inc., 6.875%, 03/15/18	1,092,500	0.1
1,750,000		Interactive Data Corp., 10.250%, 08/01/18	1,970,938	0.2
750,000		Iron Mountain, Inc., 5.750%, 08/15/24	763,125	0.1
1,000,000		Manitowoc Co., Inc., 5.875%, 10/15/22	1,002,500	0.1
2,050,000		Manitowoc Co., Inc., 8.500%, 11/01/20	2,311,375	0.2

2,500,000	#	Masonite International Corp., 8.250%, 04/15/21	2,687,500	0.3
665,000		Mueller Water Products, Inc., 8.750%, 09/01/20	761,425	0.1
2,000,000	L	Ply Gem Industries, Inc., 8.250%, 02/15/18	2,170,000	0.2
1,250,000		Polymer Group, Inc., 7.750%, 02/01/19	1,346,875	0.1
1,000,000	L	Polypore International, Inc., 7.500%, 11/15/17	1,095,000	0.1
6,000,000		RBS Global, Inc. and Rexnord Corp., 8.500%, 05/01/18	6,532,500	0.6
2,250,000		Silver II Borrow - TL B, 12/13/19	2,272,700	0.2
1,000,000	#	Silver II Borrower / Silver II US Holdings, LLC, 7.750%, 12/15/20	1,040,000	0.1
1,000,000		SPX Corp., 6.875%, 09/01/17	1,120,000	0.1
1,000,000		Terex Corp., 6.000%, 05/15/21	1,057,500	0.1
1,000,000	#,L	TransDigm, Inc., 5.500%, 10/15/20	1,045,000	0.1
5,500,000		TransDigm, Inc., 7.750%, 12/15/18	6,111,875	0.6
1,500,000	#,&	TransUnion Holding Co., Inc., 8.125%, 06/15/18	1,556,250	0.2
2,000,000		TransUnion, LLC / TransUnion Financing Corp., 11.375%, 06/15/18	2,340,000	0.2
63,576		UAL 2009-1 Pass Through Trust, 10.400%, 11/01/16	73,189	0.0
1,913,598		United Airlines, Inc., 9.750%, 01/15/17	2,214,990	0.2
300,000		United Rentals North America, Inc., 6.125%, 06/15/23	318,000	0.0
3,000,000	L	United Rentals North America, Inc., 8.375%, 09/15/20	3,337,500	0.3
1,250,000	#	USG Corp., 8.375%, 10/15/18	1,393,750	0.1
1,500,000	#	VWR Funding, Inc., 7.250%, 09/15/17	1,582,500	0.2
			88,115,804	8.8

		Information Technology: 4.0%
750,000	#	Alliance Data Systems Corp., 6.375%, 04/01/20	802,500	0.1
1,250,000	#	Audatex North America, Inc., 6.750%, 06/15/18	1,343,750	0.1
2,500,000	#,L	Avaya, Inc., 7.000%, 04/01/19	2,350,000	0.2
250,000		Brocade Communications Systems, Inc., 6.625%, 01/15/18	259,375	0.0
1,250,000		Brocade Communications Systems, Inc., 6.875%, 01/15/20	1,353,125	0.1

See Accompanying Notes to Financial Statements

ING PIMCO High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

2,500,000	#	CommScope, Inc., 8.250%, 01/15/19	2,750,000	0.3
1,250,000		Fidelity National Information Services, Inc., 7.625%, 07/15/17	1,365,625	0.1
78,200		First Data Corp., 2.960%, 09/24/14	78,316	0.0
4,000,000	#	First Data Corp., 6.750%, 11/01/20	4,060,000	0.4
2,000,000	#	First Data Corp., 8.250%, 01/15/21	2,010,000	0.2
1,500,000	#	IMS Health, Inc., 6.000%, 11/01/20	1,575,000	0.2
775,000		Mantech International Corp., 7.250%, 04/15/18	827,312	0.1
1,500,000	#	NCR Corp., 4.625%, 02/15/21	1,507,500	0.1
500,000	#	NCR Corp., 5.000%, 07/15/22	510,625	0.1
575,000	L	NXP BV/NXP Funding, LLC, 3.055%, 10/15/13	577,156	0.1
1,500,000	#	Sensata Technologies BV, 6.500%, 05/15/19	1,605,000	0.2
1,500,000	#	Sophia L.P. / Sophia Finance, Inc., 9.750%, 01/15/19	1,623,750	0.2
1,000,000	#	SunGard Data Systems, Inc., 6.625%, 11/01/19	1,027,500	0.1
2,500,000		SunGard Data Systems, Inc., 7.375%, 11/15/18	2,690,625	0.3
2,000,000		SunGard Data Systems, Inc., 7.625%, 11/15/20	2,195,000	0.2
EUR 2,500,000	#	UPC Holding BV, 6.375%, 09/15/22	3,382,392	0.3
EUR 1,000,000		UPC Holding BV, 8.000%, 11/01/16	1,368,796	0.1
EUR 3,500,000	L	UPC Holding BV, 8.375%, 08/15/20	5,201,954	0.5
			40,465,301	4.0

		Materials: 9.3%
3,750,000		Aleris International, Inc., 7.625%, 02/15/18	3,834,375	0.4
885,602	#,&	ARD Finance SA, 11.125%, 06/01/18	943,166	0.1
1,000,000	#	Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc., 7.375%, 10/15/17	1,091,250	0.1
250,000	#	Ardagh Packaging Finance Plc, 7.375%, 10/15/17	273,125	0.0
EUR 1,500,000	L	Ardagh Packaging Finance Plc, 9.250%, 10/15/20	2,166,051	0.2
1,000,000		Berry Plastics Corp., 9.500%, 05/15/18	1,105,000	0.1
2,000,000		Berry Plastics Corp., 9.750%, 01/15/21	2,315,000	0.2
375,000	#	Building Materials Corp. of America, 7.500%, 03/15/20	414,375	0.0
2,000,000	#	Building Materials Corp. of America, 6.750%, 05/01/21	2,215,000	0.2

1,000,000	#	Building Materials Corp. of America, 7.000%, 02/15/20	1,095,000	0.1
1,000,000		Celanese US Holdings, LLC, 5.875%, 06/15/21	1,121,250	0.1
1,000,000		Celanese US Holdings, LLC, 6.625%, 10/15/18	1,105,000	0.1
1,250,000	#	Cemex SAB de CV, 9.000%, 01/11/18	1,359,375	0.1
1,500,000		Chemtura Corp., 7.875%, 09/01/18	1,616,250	0.2
1,000,000	#	FMG Resources August 2006 Pty Ltd., 6.000%, 04/01/17	1,025,000	0.1
1,750,000	#,L	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	1,795,937	0.2
2,000,000	#,L	FMG Resources August 2006 Pty Ltd., 7.000%, 11/01/15	2,110,000	0.2
2,000,000	#,L	FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19	2,140,000	0.2
3,250,000		Georgia Gulf Corp., 12/30/13	3,225,625	0.3
1,500,000		Georgia-Pacific Corp., 8.000%, 01/15/24	2,099,085	0.2
2,500,000		Graphic Packaging International, Inc., 7.875%, 10/01/18	2,775,000	0.3
1,000,000		Headwaters, Inc., 7.625%, 04/01/19	1,067,500	0.1
4,000,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 02/01/18	4,130,000	0.4
2,000,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 9.000%, 11/15/20	1,835,000	0.2
1,000,000	#	Huntsman International, LLC, 4.875%, 11/15/20	1,016,250	0.1
4,000,000		Huntsman International, LLC, 8.625%, 03/15/21	4,590,000	0.5
2,000,000	#	Ineos Finance PLC, 7.500%, 05/01/20	2,105,000	0.2
EUR 500,000		Ineos Finance PLC, 9.250%, 05/15/15	711,457	0.1
1,000,000	#	Ineos Finance PLC, 9.000%, 05/15/15	1,067,500	0.1
2,500,000	#	Ineos Group Holdings PLC, 8.500%, 02/15/16	2,500,000	0.2
1,000,000	#	Inmet Mining Corp., 7.500%, 06/01/21	1,042,500	0.1
1,500,000	#	Inmet Mining Corp., 8.750%, 06/01/20	1,646,250	0.2
1,800,000	#	Kinove German Bondco GmbH, 9.625%, 06/15/18	1,975,500	0.2
750,000		Lender Processing Services, Inc., 5.750%, 04/15/23	781,875	0.1
2,000,000		LyondellBasell Industries NV, 5.000%, 04/15/19	2,220,000	0.2
1,000,000		LyondellBasell Industries NV, 5.750%, 04/15/24	1,180,000	0.1

See Accompanying Notes to Financial Statements

ING PIMCO High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

3,500,000		Novelis, Inc./GA, 8.375%, 12/15/17	3,876,250	0.4
3,000,000		Novelis, Inc./GA, 8.750%, 12/15/20	3,360,000	0.3
750,000	#	Old AII, Inc., 7.875%, 11/01/20	752,812	0.1
EUR 857,375		OXEA Finance/Cy SCA, 9.625%, 07/15/17	1,250,527	0.1
1,100,000	#	OXEA Finance, 9.500%, 07/15/17	1,210,000	0.1
1,750,000	#	Perstorp Holding AB, 8.750%, 05/15/17	1,811,250	0.2
1,500,000	#	Rain CII Carbon, LLC and CII Carbon Corp., 8.000%, 12/01/18	1,533,750	0.2
750,000	#	Rain CII Carbon, LLC / CII Carbon Corp., 8.250%, 01/15/21	770,625	0.1
2,250,000		Rockwood Specialties Group, Inc., 4.625%, 10/15/20	2,337,188	0.2
500,000	#	Roofing Supply Group, LLC / Roofing Supply Finance, Inc., 10.000%, 06/01/20	562,500	0.1
750,000	#,L	Sappi Papier Holding GmbH, 7.750%, 07/15/17	820,313	0.1
250,000		Scotts Miracle-Gro Co., 7.250%, 01/15/18	270,000	0.0
500,000	#	Sealed Air Corp., 6.500%, 12/01/20	542,500	0.1
1,750,000	#	Sealed Air Corp., 8.125%, 09/15/19	1,977,500	0.2
2,000,000	#	Sealed Air Corp., 8.375%, 09/15/21	2,295,000	0.2
750,000	#	Steel Dynamics, Inc., 6.125%, 08/15/19	798,750	0.1
250,000		Steel Dynamics, Inc., 7.625%, 03/15/20	277,500	0.0
EUR 1,500,000	L	Styrolution GmbH, 7.625%, 05/15/16	2,073,984	0.2
1,000,000	#,&	Taminco Acquisition Corp., 9.125%, 12/15/17	992,500	0.1
1,000,000	#	Taminco Global Chemical Corp., 9.750%, 03/31/20	1,100,000	0.1
500,000	#	Tronox Finance, LLC, 6.375%, 08/15/20	506,875	0.1
750,000	#	Vertellus Specialties, Inc., 9.375%, 10/01/15	635,625	0.1
			93,449,145	9.3

		Telecommunication Services: 7.5%
1,750,000	#	Crown Castle International Corp., 5.250%, 01/15/23	1,879,063	0.2
2,500,000		Crown Castle International Corp., 7.125%, 11/01/19	2,775,000	0.3
50,000		Crown Castle International Corp., 9.000%, 01/15/15	53,056	0.0
1,000,000	#	Digicel Group Ltd., 8.250%, 09/30/20	1,105,000	0.1
4,750,000	#	Digicel Ltd., 8.250%, 09/01/17	5,130,000	0.5

750,000		Frontier Communications Corp., 7.000%, 11/01/25	727,500	0.1
1,000,000	L	Frontier Communications Corp., 7.125%, 03/15/19	1,092,500	0.1
1,000,000		Frontier Communications Corp., 7.875%, 04/15/15	1,122,500	0.1
825,000		Frontier Communications Corp., 8.500%, 04/15/20	952,875	0.1
1,000,000		Frontier Communications Corp., 9.000%, 08/15/31	1,105,000	0.1
600,000		Hughes Satellite Systems Corp., 6.500%, 06/15/19	664,500	0.1
750,000		Hughes Satellite Systems Corp., 7.625%, 06/15/21	856,875	0.1
1,353,515	&	Intelsat Bermuda Ltd., 11.500%, 02/04/17	1,443,185	0.1
1,000,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	1,091,250	0.1
2,000,000	#	Intelsat Jackson Holdings SA, 7.250%, 10/15/20	2,180,000	0.2
3,000,000		Intelsat Jackson Holdings SA, 7.250%, 04/01/19	3,240,000	0.3
1,500,000		Intelsat Jackson Holdings SA, 7.500%, 04/01/21	1,661,250	0.2
2,500,000		Intelsat Jackson Holdings SA, 8.500%, 11/01/19	2,806,250	0.3
2,500,000		MetroPCS Wireless, Inc., 6.625%, 11/15/20	2,665,625	0.3
1,100,000		Northwestern Bell Telephone, 7.750%, 05/01/30	1,142,008	0.1
500,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	575,000	0.1
500,000	#	SBA Communications Corp., 5.625%, 10/01/19	526,875	0.0
500,000	#	SBA Telecommunications, Inc., 5.750%, 07/15/20	533,125	0.0
5,500,000		Sprint Capital Corp., 6.900%, 05/01/19	6,022,500	0.6
6,000,000		Sprint Nextel Corp., 6.000%, 11/15/22	6,195,000	0.6
3,500,000		Sprint Nextel Corp., 6.000%, 12/01/16	3,823,750	0.4
4,000,000		Sprint Nextel Corp., 8.750%, 03/15/32	4,910,000	0.5
1,000,000		Syniverse Holdings, Inc., 9.125%, 01/15/19	1,072,500	0.1
600,000		Telesat Canada / Telesat, LLC, 12.500%, 11/01/17	660,750	0.1
500,000		TW Telecom Holdings, Inc., 8.000%, 03/01/18	550,000	0.1
1,000,000	#	UPCB Finance V Ltd., 7.250%, 11/15/21	1,105,000	0.1

See Accompanying Notes to Financial Statements

ING PIMCO High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

1,000,000	#	UPCB Finance VI Ltd., 6.875%, 01/15/22	1,087,500	0.1
1,000,000	#	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.748%, 02/02/21	1,157,500	0.1
1,000,000	#	VimpelCom Holdings BV, 7.504%, 03/01/22	1,148,750	0.1
215,055		Vodafone Group PLC, 6.880%, 08/17/15	213,039	0.0
2,000,000		Vodafone Group PLC, 6.880%, 08/17/15	1,981,250	0.2
3,000,000	#	Wind Acquisition Finance S.A., 7.250%, 02/15/18	3,052,500	0.3
2,000,000	#	Wind Acquisition Finance S.A., 11.750%, 07/15/17	2,105,000	0.2
1,000,000		Windstream Corp., 7.750%, 10/01/21	1,085,000	0.1
2,500,000		Windstream Corp., 7.750%, 10/15/20	2,712,500	0.3
1,000,000		Windstream Corp., 7.875%, 11/01/17	1,130,000	0.1
			75,340,976	7.5

		Utilities: 3.9%
2,000,000		AES Corp., 8.000%, 10/15/17	2,320,000	0.2
1,250,000		AES Corp., 7.375%, 07/01/21	1,393,750	0.1
500,000		AES Corp., 8.000%, 06/01/20	577,500	0.1
2,129,388		AES Ironwood, LLC, 8.857%, 11/30/25	2,507,354	0.3
609,286		AES Red Oak, LLC, 8.540%, 11/30/19	667,168	0.1
3,154,000	#	Calpine Corp., 7.500%, 02/15/21	3,500,940	0.4
886,000	#	Calpine Corp., 7.875%, 01/15/23	1,005,610	0.1
1,780,000	#	Calpine Corp., 7.875%, 07/31/20	2,006,950	0.2
2,500,000		Energy Future Holdings Corp., 10.000%, 01/15/20	2,806,250	0.3
2,000,000	#	Energy Future Intermediate Holding Co., LLC / EFIH Finance, Inc., 6.875%, 08/15/17	2,140,000	0.2
1,000,000		Energy Future Intermediate Holding Co., LLC / EFIH Finance, Inc., 10.000%, 12/01/20	1,132,500	0.1
3,125,000	#	Intergen NV, 9.000%, 06/30/17	2,812,500	0.3
500,000	#	Ipalco Enterprises, Inc., 7.250%, 04/01/16	561,250	0.1
1,315,337	±	Midwest Generation, LLC, 8.560%, 01/02/16	1,275,877	0.1
2,250,000	#	NRG Energy, Inc., 6.625%, 03/15/23	2,418,750	0.2
2,000,000		NRG Energy, Inc., 7.625%, 01/15/18	2,230,000	0.2
500,000		NRG Energy, Inc., 7.875%, 05/15/21	557,500	0.1

4,000,000		NRG Energy, Inc., 8.250%, 09/01/20	4,500,000	0.4
2,084,000	#	NSG Holdings, LLC, 7.750%, 12/15/25	2,156,940	0.2
2,360,692	#	Tenaska Alabama Partners LP, 7.000%, 06/30/21	2,493,481	0.2
			39,064,320	3.9

	Total Corporate Bonds/Notes (Cost $825,717,233)		899,256,544	89.5

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.2%
73,264		American Home Mortgage Assets, 0.400%, 05/25/46	48,984	0.0
26,871		American Home Mortgage Investment Trust, 2.010%, 09/25/45	25,645	0.0
51,201		Bear Stearns Adjustable Rate Mortgage Trust, 3.099%, 05/25/47	40,480	0.0
500,140		Countrywide Home Loan Mortgage Pass Through Trust, 0.550%, 03/25/36	208,720	0.0
174,122		Countrywide Alternative Loan Trust, 0.406%, 12/20/46	111,073	0.0
18,913		Countrywide Alternative Loan Trust, 0.470%, 07/25/35	13,785	0.0
376,017		Countrywide Alternative Loan Trust, 5.456%, 11/25/35	257,308	0.1
184,361		Countrywide Alternative Loan Trust, 6.000%, 11/25/36	132,711	0.0
57,820		Countrywide Alternative Loan Trust, 6.500%, 11/25/37	45,708	0.0
449,860		Greenpoint Mortgage Funding Trust, 0.530%, 09/25/46	112,958	0.0
41,368		GSR Mortgage Loan Trust, 2.774%, 01/25/36	35,794	0.0
53,982		Harborview Mortgage Loan Trust, 0.390%, 07/19/46	31,957	0.0
335,429		Harborview Mortgage Loan Trust, 5.750%, 08/19/36	234,751	0.0
234,131		JPMorgan Mortgage Trust, 4.838%, 04/25/35	236,512	0.0
53,571		Luminent Mortgage Trust, 0.380%, 12/25/36	37,888	0.0
29,319		MASTR Adjustable Rate Mortgages Trust, 0.420%, 04/25/46	20,247	0.0
42,416		Merrill Lynch Mortgage-Backed Securities, 5.018%, 04/25/37	33,297	0.0

See Accompanying Notes to Financial Statements

ING PIMCO High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

364,039	Structured Adjustable Rate Mortgage Loan Trust, 5.568%, 02/25/36	292,413	0.1
52,466	Washington Mutual Mortgage Pass-through Certificates, 2.685%, 02/25/37	42,112	0.0
51,646	Washington Mutual Mortgage Pass-through Certificates, 4.738%, 05/25/37	39,992	0.0

	Total Collateralized Mortgage Obligations (Cost $2,272,674)	2,002,335	0.2

MUNICIPAL BONDS: 0.0%
		Puerto Rico: 0.0%
1,600,000	Puerto Rico Sales Tax Financing Corp., 08/01/54	127,728	0.0

	Total Municipal Bonds (Cost $298,461)	127,728	0.0

U.S. TREASURY OBLIGATIONS: 6.4%
		U.S. Treasury Notes: 6.4%
24,600,000	0.125%, due 09/30/13	24,597,122	2.4
30,000,000	0.500%, due 11/15/13	30,087,900	3.0
10,000,000	0.250%, due 10/31/13	10,007,810	1.0

	Total U.S. Treasury Obligations (Cost $64,668,505)	64,692,832	6.4

ASSET-BACKED SECURITIES: 0.1%
		Home Equity Asset-Backed Securities: 0.0%
260,353	MASTR Asset-Backed Securities Trust, 0.420%, 11/25/36	109,336	0.0

		Other Asset-Backed Securities: 0.1%
1,320,805	Structured Asset Securities Corp., 0.510%, 06/25/35	1,069,948	0.1

	Total Asset-Backed Securities (Cost $1,053,620)	1,179,284	0.1

Shares		Value	Percentage of Net Assets
COMMON STOCK: 0.0%
		Consumer Discretionary: 0.0%
112,801	@ Dex One Corp.	178,226	0.0
529	@ The Berry Company, LLC	22,789	0.0

	Total Common Stock (Cost $2,745,560)	201,015	0.0

	Total Long-Term Investments (Cost $896,756,053)	967,459,738	96.2

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.1%
		Commercial Paper: 0.3%
3,000,000		Straight-A Funding, LLC, 0.160%, 01/08/13 (Cost $2,999,894)	2,999,894	0.3

		U.S. Treasury Bills: 2.7%
27,000	S	United States Treasury Bill, 0.090%, 05/02/13	26,992	0.0
170,000	S	United States Treasury Bill, 0.100%, 05/30/13	169,927	0.0
529,000	S	United States Treasury Bill, 0.060%, 02/07/13	528,968	0.1
93,000	S	United States Treasury Bill, 0.090%, 05/09/13	92,971	0.0
1,149,000	S	United States Treasury Bill, 0.130%, 10/17/13	1,147,806	0.1
516,000	S	United States Treasury Bill, 0.130%, 08/22/13	515,576	0.0
10,000,000		United States Treasury Bill, 0.140%, 11/14/13	9,987,730	1.0
14,800,000		United States Treasury Bill, 0.140%, 12/12/13	14,780,227	1.5
			27,250,197	2.7

		Securities Lending Collateralcc(1): 4.1%
9,669,129		Cantor Fitzgerald, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $9,669,288, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $9,862,513, due 07/15/13-08/01/46)	9,669,129	0.9
9,669,129		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $9,669,235, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $9,862,512, due 10/01/16-12/20/42)	9,669,129	1.0

See Accompanying Notes to Financial Statements

ING PIMCO High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

2,034,537	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $2,034,557, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $2,075,231, due 10/31/17-08/15/22)	2,034,537	0.2
9,669,129	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $9,669,228, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $9,862,513, due 08/09/13-06/20/42)	9,669,129	1.0
9,669,129	Royal Bank of Canada, Repurchase Agreement dated 12/26/12, 0.18%, due 01/02/13 (Repurchase Amount $9,669,463, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $9,862,512, due 10/01/32-01/01/43)	9,669,129	1.0
		40,711,053	4.1

	Total Short-Term Investments (Cost $70,956,638)	70,961,144	7.1

	Total Investments in Securities (Cost $967,712,691)	$1,038,420,882	103.3
	Liabilities in Excess of Other Assets	(33,496,432)	(3.3)

	Net Assets	$1,004,924,450	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

&	Payment-in-kind
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

CAD	Canadian Dollar
EUR	EU Euro
GBP	British Pound

Cost for federal income tax purposes is $968,131,593.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$78,551,224
Gross Unrealized Depreciation	(8,261,935)

Net Unrealized Appreciation	$70,289,289

See Accompanying Notes to Financial Statements

ING PIMCO High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock Consumer Discretionary	$178,226	$–	$22,789	$201,015

Total Common Stock	178,226	–	22,789	201,015

Corporate Bonds/Notes	–	899,207,684	48,860	899,256,544
Collateralized Mortgage Obligations	–	2,002,335	–	2,002,335
Municipal Bonds	–	127,728	–	127,728
Short-Term Investments	–	70,961,144	–	70,961,144
U.S. Treasury Obligations	–	64,692,832	–	64,692,832
Asset-Backed Securities	–	1,179,284	–	1,179,284

Total Investments, at fair value	$178,226	$1,038,171,007	$71,649	$1,038,420,882

Other Financial Instruments+
Swaps	839,388	646,030	–	1,485,418
Forward Foreign Currency Contracts	–	84,013	–	84,013

Total Assets	$1,017,614	$1,038,901,050	$71,649	$1,039,990,313

Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$–	$(1,043,661)	$–	$(1,043,661)

Total Liabilities	$–	$(1,043,661)	$–	$(1,043,661)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING PIMCO High Yield Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

HSBC	Brazilian Real	100,000	Buy	02/04/13	$48,440	$48,624	$184
JPMorgan Chase & Co.	Chinese Yuan	23,649,355	Buy	02/01/13	3,711,741	3,787,119	75,378

							$75,562

Citigroup, Inc.	Canadian Dollar	1,003,000	Sell	03/21/13	$1,015,146	$1,006,695	$8,451
Goldman Sachs & Co.	Chinese Yuan	23,649,355	Sell	02/01/13	3,720,207	3,787,119	(66,912)
JPMorgan Chase & Co.	British Pound	4,873,000	Sell	03/12/13	7,804,339	7,914,329	(109,990)
Royal Bank of Scotland Group PLC	British Pound	915,000	Sell	03/12/13	1,474,358	1,486,069	(11,711)
Royal Bank of Scotland Group PLC	EU Euro	28,932,000	Sell	03/18/13	37,358,821	38,213,869	(855,048)

							$(1,035,210)

ING PIMCO High Yield Portfolio Centrally Cleared Credit Default Swaps Outstanding on December 31, 2012

Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection(1)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/12 (%)(4)	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.16 Index	Sell	5.000	06/20/16	USD	17,520,000	$782,943	$1,834,143
CDX.NA.HY.19 Index	Sell	(5.000)	12/20/17	USD	15,000,000	56,445	(180,930)

						$839,388	$1,653,213

See Accompanying Notes to Financial Statements

ING PIMCO High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

ING PIMCO High Yield Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2012:

Credit Default Swaps on Credit Indices - Sell Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	CDX.NA.HY.16 Index	Sell	5.000	06/20/16	USD	1,440,000	$62,193	$2,081	$60,112
Credit Suisse Group AG	CDX.NA.HY.18 Index	Sell	5.000	06/20/17	USD	4,950,000	71,565	(235,125)	306,690

							$133,758	$(233,044)	$366,802

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/12 (%)(4)	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse Group AG	AES Corp.	Sell	5.000	03/20/14	0.608	USD	2,000,000	$107,224	$(188,750)	$295,974
Citigroup, Inc.	Aramark Services	Sell	5.000	03/20/14	0.612	USD	100,000	5,353	(2,718)	8,071
Citigroup, Inc.	Community Health Systems	Sell	5.000	09/20/14	1.166	USD	100,000	6,580	(9,000)	15,580
Credit Suisse Group AG	El Paso Corp.	Sell	5.000	12/20/14	0.911	USD	2,500,000	200,709	(75,000)	275,709
Goldman Sachs & Co.	El Paso Corp.	Sell	5.000	09/20/14	0.832	USD	2,000,000	143,315	(190,000)	333,315
Goldman Sachs & Co.	NRG Energy Inc.	Sell	4.200	09/20/13	0.297	USD	225,000	6,387	–	6,387
Barclays Bank PLC	SLM Corp.	Sell	5.000	12/20/13	0.620	USD	1,000,000	42,704	(110,000)	152,704

								$512,272	(575,468)	$1,087,740

(1)	If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.
(2)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.
(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes to Financial Statements

ING PIMCO High Yield Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Asset Derivatives

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$84,013
Credit contracts	Upfront payments paid on OTC swap agreements	2,081
Credit contracts	Unrealized appreciation on OTC swap agreements	1,454,542
Credit contracts	Net Assets-Unrealized appreciation*	1,834,143

Total Asset Derivatives		$3,374,779

Liability Derivatives

Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,043,661
Credit contracts	Upfront payments received on swap agreements	810,593
Credit contracts	Net Assets-Unrealized depreciation*	180,930

Total Liability Derivatives		$2,035,184

*	Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Swaps	Total

Credit contracts	$-	3,638,936	$3,638,936
Foreign exchange contracts	1,750,516	-	1,750,516
Interest rate contracts	-	(724,682)

Total	$1,750,516	$3,638,936	$5,389,452

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Swaps	Total

Credit contracts	$-	$1,194,377	$1,194,377
Foreign exchange contracts	(3,023,118)	-	(3,023,118)
Interest rate contracts	-	746,821	746,821

Total	$(3,023,118)	$1,941,198	$(1,081,920)

* Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.0%
		Consumer Discretionary: 11.4%
397,200		Cablevision Systems Corp.	5,934,168	0.4
202,300		Carnival Corp.	7,438,571	0.5
241,900		Comcast Corp. – Class A	9,042,222	0.6
596,100		Ford Motor Co.	7,719,495	0.5
118,200		Genuine Parts Co.	7,515,156	0.5
140,600	L	Hasbro, Inc.	5,047,540	0.3
250,500		Johnson Controls, Inc.	7,690,350	0.5
288,300		Kohl’s Corp.	12,391,134	0.9
230,300		Macy’s, Inc.	8,986,306	0.6
118,075	@	The Madison Square Garden, Inc.	5,236,626	0.4
409,100		Mattel, Inc.	14,981,242	1.0
239,500		McGraw-Hill Cos., Inc.	13,093,465	0.9
456,900	@	New York Times Co.	3,897,357	0.3
770,200		Staples, Inc.	8,780,280	0.6
18,700		Tiffany & Co.	1,072,258	0.1
400,366		Time Warner, Inc.	19,149,506	1.3
267,400		Walt Disney Co.	13,313,846	0.9
99,100		Whirlpool Corp.	10,083,425	0.7
345,419		WPP PLC	5,046,314	0.4
			166,419,261	11.4

		Consumer Staples: 5.6%
431,800		Archer-Daniels-Midland Co.	11,827,002	0.8
593,100		Avon Products, Inc.	8,516,916	0.6
358,400		Campbell Soup Co.	12,504,576	0.8
195,300		Clorox Co.	14,299,866	1.0
233,100		ConAgra Foods, Inc.	6,876,450	0.5
68,900		Energizer Holdings, Inc.	5,510,622	0.4
108,500		McCormick & Co., Inc.	6,893,005	0.5
180,300		PepsiCo, Inc.	12,337,929	0.8
47,000		Procter & Gamble Co.	3,190,830	0.2
			81,957,196	5.6

		Energy: 14.0%
192,800		Anadarko Petroleum Corp.	14,326,968	1.0
147,200		Apache Corp.	11,555,200	0.8
197,324		BP PLC ADR	8,216,571	0.6
324,190		Chevron Corp.	35,057,907	2.4
100,600		ConocoPhillips	5,833,794	0.4
317,700		Consol Energy, Inc.	10,198,170	0.7
166,100	L	Diamond Offshore Drilling	11,288,156	0.8
366,324		ExxonMobil Corp.	31,705,342	2.2
241,300		Hess Corp.	12,779,248	0.9
278,600		Murphy Oil Corp.	16,590,630	1.1
191,300		Petroleo Brasileiro SA ADR	3,724,611	0.2
351,500		Royal Dutch Shell PLC – Class A ADR	24,235,925	1.6
197,600		Schlumberger Ltd.	13,691,704	0.9
195,150		Spectra Energy Corp.	5,343,207	0.4
			204,547,433	14.0

		Financials: 20.2%
396,100		Allstate Corp.	15,911,337	1.1
388,900		American Express Co.	22,353,972	1.5
1,582,819		Bank of America Corp.	18,360,700	1.3
353,500		Bank of New York Mellon Corp.	9,084,950	0.6
203,800		Capital One Financial Corp.	11,806,134	0.8
90,700		Chubb Corp.	6,831,524	0.5
868,744		JPMorgan Chase & Co.	38,198,674	2.6
382,400		Legg Mason, Inc.	9,835,328	0.7
292,777		Lincoln National Corp.	7,582,924	0.5
110,500		Loews Corp.	4,502,875	0.3
465,000		Marsh & McLennan Cos., Inc.	16,028,550	1.1
271,900		Northern Trust Corp.	13,638,504	0.9
246,100		PNC Financial Services Group, Inc.	14,350,091	1.0
618,700		Regions Financial Corp.	4,405,144	0.3
605,900		SLM Corp.	10,379,067	0.7
222,900	L	Sun Life Financial, Inc.	5,913,537	0.4
459,600		SunTrust Bank	13,029,660	0.9
739,600		US Bancorp.	23,622,824	1.6
804,700		Wells Fargo & Co.	27,504,646	1.9
399,151		Weyerhaeuser Co.	11,104,381	0.8
187,800	@	Willis Group Holdings PLC	6,296,934	0.4
164,500	@	XL Group PLC	4,122,370	0.3
			294,864,126	20.2

		Health Care: 7.3%
139,200		Agilent Technologies, Inc.	5,698,848	0.4
79,300		Amgen, Inc.	6,845,176	0.5
362,700		Bristol-Myers Squibb Co.	11,820,393	0.8
282,600		Johnson & Johnson	19,810,260	1.4
400,300		Merck & Co., Inc.	16,388,282	1.1
742,276		Pfizer, Inc.	18,616,282	1.3
132,300		Quest Diagnostics	7,709,121	0.5
302,100		Thermo Fisher Scientific, Inc.	19,267,938	1.3
			106,156,300	7.3

		Industrials: 14.1%
215,500		3M Co.	20,009,175	1.4
105,300		Avery Dennison Corp.	3,677,076	0.2
163,300		Boeing Co.	12,306,288	0.8
134,581	@	Eaton Corp. PLC	7,294,290	0.5
315,100		Emerson Electric Co.	16,687,696	1.1
1,890,100		General Electric Co.	39,673,199	2.7
251,700		Honeywell International, Inc.	15,975,399	1.1
304,700		Illinois Tool Works, Inc.	18,528,807	1.3
182,800		Ingersoll-Rand PLC	8,767,088	0.6
72,700		Lockheed Martin Corp.	6,709,483	0.5
431,300		Masco Corp.	7,185,458	0.5
241,300		Norfolk Southern Corp.	14,921,992	1.0
453,900	@	United Continental Holdings, Inc.	10,612,182	0.7
189,300		United Parcel Service, Inc. – Class B	13,957,089	1.0
21,500		United Technologies Corp.	1,763,215	0.1

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

165,900	@,L	USG Corp.	4,656,813	0.3
137,300		Xylem, Inc.	3,720,830	0.3
			206,446,080	14.1

		Information Technology: 8.1%
252,700		Analog Devices, Inc.	10,628,562	0.7
727,200		Applied Materials, Inc.	8,319,168	0.6
135,700		CA, Inc.	2,982,686	0.2
632,300		Cisco Systems, Inc.	12,424,695	0.9
312,400		Computer Sciences Corp.	12,511,620	0.9
838,300		Corning, Inc.	10,579,346	0.7
1,032,500		Dell, Inc.	10,459,225	0.7
70,600	@	First Solar, Inc.	2,180,128	0.2
280,400		Harris Corp.	13,728,384	0.9
319,500		Hewlett-Packard Co.	4,552,875	0.3
664,700		Microsoft Corp.	17,767,431	1.2
803,900	L	Nokia OYJ ADR	3,175,405	0.2
299,700		Texas Instruments, Inc.	9,272,718	0.6
			118,582,243	8.1

		Materials: 4.9%
133,800	L	Cliffs Natural Resources, Inc.	5,159,328	0.4
145,600		EI Du Pont de Nemours & Co.	6,547,632	0.5
524,993		International Paper Co.	20,915,721	1.4
243,200		MeadWestvaco Corp.	7,750,784	0.5
90,500		Newmont Mining Corp.	4,202,820	0.3
344,900		Nucor Corp.	14,892,782	1.0
223,200		Vulcan Materials Co.	11,617,560	0.8
			71,086,627	4.9

		Telecommunication Services: 3.8%
777,303		AT&T, Inc.	26,202,884	1.8
186,310		CenturyTel, Inc.	7,288,447	0.5
315,596		Telefonica S.A.	4,272,895	0.3
309,650		Verizon Communications, Inc.	13,398,556	0.9
2,007,334		Vodafone Group PLC	5,053,017	0.3
			56,215,799	3.8

		Utilities: 5.6%
344,200		AES Corp.	3,682,940	0.3
294,872		Duke Energy Corp.	18,812,834	1.3
226,800		Entergy Corp.	14,458,500	1.0
417,300		Exelon Corp.	12,410,502	0.8
136,500		FirstEnergy Corp.	5,700,240	0.4
604,800		NiSource, Inc.	15,053,472	1.0
143,200		TECO Energy, Inc.	2,400,032	0.2
352,700		Xcel Energy, Inc.	9,420,617	0.6
			81,939,137	5.6

	Total Common Stock (Cost $1,194,112,247)	1,388,214,202	95.0

PREFERRED STOCK: 0.7%
		Consumer Discretionary: 0.7%
249,450	@ General Motors Co.	11,008,229	0.7

	Total Preferred Stock (Cost $12,600,169)	11,008,229	0.7

	Total Long-Term Investments (Cost $1,206,712,416)	1,399,222,431	95.7
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.3%
		Securities Lending Collateralcc(1): 1.3%
4,395,018	Cantor Fitzgerald, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $4,395,090, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $4,482,919, due 07/15/13-08/01/46)	4,395,018	0.3
4,395,018	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $4,395,066, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $4,482,919, due 10/01/16-12/20/42)	4,395,018	0.3
924,878	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $924,887, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $943,377, due 10/31/17-08/15/22)	924,878	0.1
4,395,018	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $4,395,063, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $4,482,919, due 08/09/13-06/20/42)	4,395,018	0.3

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

4,395,018	Royal Bank of Canada, Repurchase Agreement dated 12/26/12, 0.18%, due 01/02/13 (Repurchase Amount $4,395,170, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $4,482,918, due 10/01/32-01/01/43)	4,395,018	0.3
		18,504,950	1.3

Shares		Value	Percentage of Net Assets
		Affiliated Investment Companies: 4.0%
58,480,714	T. Rowe Price Reserve Investment Fund (Cost $58,480,714)	58,480,714	4.0

	Total Short-Term Investments (Cost $76,985,664)	76,985,664	5.3

	Total Investments in Securities (Cost $1,283,698,080)	$1,476,208,095	101.0
	Liabilities in Excess of Other Assets	(15,167,366)	(1.0)

	Net Assets	$1,461,040,729	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $1,296,895,211.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$272,592,738
Gross Unrealized Depreciation	(93,279,854)

Net Unrealized Appreciation	$179,312,884

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE EQUITY INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$161,372,947	$5,046,314	$–	$166,419,261
Consumer Staples	81,957,196	–	–	81,957,196
Energy	204,547,433	–	–	204,547,433
Financials	294,864,126	–	–	294,864,126
Health Care	106,156,300	–	–	106,156,300
Industrials	206,446,080	–	–	206,446,080
Information Technology	118,582,243	–	–	118,582,243
Materials	71,086,627	–	–	71,086,627
Telecommunication Services	46,889,887	9,325,912	–	56,215,799
Utilities	81,939,137	–	–	81,939,137

Total Common Stock	1,373,841,976	14,372,226	–	1,388,214,202

Preferred Stock	11,008,229	–	–	11,008,229
Short-Term Investments	58,480,714	18,504,950	–	76,985,664

Total Investments, at fair value	$1,443,330,919	$32,877,176	$–	$1,476,208,095

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.8%
		Australia: 3.6%
269,467		Amcor Ltd.	2,277,476	1.0
21,973		CSL Ltd.	1,240,541	0.5
39,808		Macquarie Group Ltd.	1,491,254	0.6
76,202		Orica Ltd.	2,004,590	0.9
108,141		Santos Ltd.	1,267,054	0.6
			8,280,915	3.6

		Belgium: 1.4%
35,685		Anheuser-Busch InBev Worldwide, Inc.	3,107,631	1.4

		Brazil: 5.1%
240,600		Banco Santander Brasil S.A. ADR	1,749,162	0.8
166,500		BM&F Bovespa S.A.	1,138,462	0.5
47,300		BR Malls Participacoes S.A.	624,198	0.3
171,400		Itau Unibanco Holding S.A.	2,795,138	1.2
46,100		Lojas Renner SA	1,795,592	0.8
324,500		PDG Realty SA Empreendimentos e Participacoes	524,589	0.2
93,900		Petroleo Brasileiro SA ADR	1,812,270	0.8
107,300		Raia Drogasil SA	1,208,992	0.5
			11,648,403	5.1

		Canada: 4.3%
167,100		Eldorado Gold Corp.	2,150,277	0.9
59,600		Potash Corp. of Saskatchewan	2,425,124	1.1
25,000		Shoppers Drug Mart Corp.	1,075,701	0.5
48,700		Tim Hortons, Inc.	2,390,692	1.0
29,500	@	Valeant Pharmaceuticals International	1,759,857	0.8
			9,801,651	4.3

		China: 7.9%
36,500	@	Baidu.com ADR	3,660,585	1.6
899,000		Belle International Holdings	1,988,206	0.9
1,364,000		China Longyuan Power Group Corp.	959,821	0.4
814,000		China Unicom Ltd.	1,323,505	0.6
87,500		Hengan International Group Co., Ltd.	799,119	0.3
51,700		New Oriental Education & Technology Group ADR	1,004,531	0.4
1,407,500		Parkson Retail Group Ltd.	1,143,977	0.5
207,000		Ping An Insurance Group Co. of China Ltd.	1,765,650	0.8
480,400		Shanghai Pharmaceuticals Holding Co. Ltd.	925,115	0.4
16,400	@	Sina Corp.	823,608	0.4
41,900		Tencent Holdings Ltd.	1,374,182	0.6

842,000	L	Want Want China Holdings Ltd.	1,179,984	0.5
56,030	@,L	Youku.com, Inc. ADR	1,021,987	0.5
			17,970,270	7.9

		Denmark: 1.9%
22,877		Carlsberg A/S	2,253,760	1.0
12,716		Novo-Nordisk A/S	2,070,631	0.9
			4,324,391	1.9

		France: 5.4%
185,561		AXA S.A.	3,331,911	1.4
27,598		Edenred	853,565	0.4
66,269		Eutelsat Communications	2,204,132	1.0
19,407		Groupe Danone	1,278,388	0.6
19,712		Pernod-Ricard S.A.	2,287,018	1.0
31,774		Schneider Electric S.A.	2,327,164	1.0
			12,282,178	5.4

		Germany: 4.4%
18,551		Bayer AG	1,769,067	0.8
20,913		Brenntag AG	2,755,205	1.2
16,303		Deutsche Boerse AG	999,738	0.4
22,854		Fresenius AG	2,629,787	1.1
13,135		Henkel KGaA - Vorzug	1,080,636	0.5
10,264		SAP AG	825,360	0.4
			10,059,793	4.4

		Hong Kong: 3.5%
729,200		AIA Group Ltd.	2,892,252	1.3
529,000		Hang Lung Properties Ltd.	2,128,917	0.9
10,800		Jardine Matheson Holdings Ltd.	673,886	0.3
430,500		Kerry Properties Ltd.	2,261,637	1.0
			7,956,692	3.5

		India: 2.5%
60,804		Axis Bank Ltd. GDR	1,512,278	0.7
331,845		Bharti Airtel Ltd.	1,934,509	0.8
146,673		Housing Development Finance Corp.	2,240,695	1.0
			5,687,482	2.5

		Indonesia: 1.2%
1,011,500		Astra International Tbk PT	801,258	0.4
809,500	@	Sarana Menara Nusantara PT	1,906,682	0.8
			2,707,940	1.2

		Ireland: 0.8%
28,400	@	Accenture PLC	1,888,600	0.8

		Japan: 10.8%
82,700		Bridgestone Corp.	2,152,810	1.0
3,300		Fanuc Ltd.	613,964	0.3
69,000		Honda Motor Co., Ltd.	2,555,390	1.1
397		Inpex Holdings, Inc.	2,123,299	0.9
35,000		Japan Tobacco, Inc.	988,728	0.4
2,368		Jupiter Telecommunications Co.	2,949,237	1.3
159,300		Mitsui & Co., Ltd.	2,387,726	1.1
95,000		Mitsui Fudosan Co., Ltd.	2,323,993	1.0

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

51,100		Nippon Telegraph & Telephone Corp.	2,151,462	0.9
24,400		Sankyo Co., Ltd.	968,191	0.4
44,600		Softbank Corp.	1,634,199	0.7
122,600		Sony Financial Holdings, Inc.	2,204,135	1.0
35,300		Tokyo Electron Ltd.	1,628,080	0.7
			24,681,214	10.8

		Malaysia: 1.1%
1,386,600		Astro Malaysia Holdings Bhd	1,360,301	0.6
442,300		CIMB Group Holdings Bhd	1,107,131	0.5
			2,467,432	1.1

		Mexico: 0.5%
38,039		Fresnillo PLC	1,166,721	0.5

		Netherlands: 1.6%
21,239		ASML Holding NV	1,362,142	0.6
64,189		Royal Dutch Shell PLC - Class B	2,290,039	1.0
			3,652,181	1.6

		Norway: 0.9%
84,421	@	Subsea 7 SA	2,028,832	0.9

		Oman: 0.2%
83,000		BankMuscat GDR	478,910	0.2

		Russia: 1.1%
157,328		Sberbank of Russia ADR	1,935,135	0.8
34,780	@,L	X5 Retail Group N.V. GDR	629,578	0.3
			2,564,713	1.1

		South Africa: 0.3%
70,339		Woolworths Holdings Ltd./South Africa	592,094	0.3

		South Korea: 3.1%
594	@	Amorepacific Corp.	673,367	0.3
8,631	@	Hyundai Mobis	2,341,668	1.0
2,767		Samsung Electronics Co., Ltd.	3,975,625	1.8
			6,990,660	3.1

		Sweden: 1.8%
39,907		Assa Abloy AB	1,502,207	0.7
40,161		Atlas Copco AB - Class A	1,113,676	0.5
92,432		Elekta AB	1,441,241	0.6
			4,057,124	1.8

		Switzerland: 10.2%
110,846		ABB Ltd.	2,298,672	1.0
45,609		Cie Financiere Richemont SA	3,580,104	1.5
162,505		Credit Suisse Group	3,966,157	1.7
10,236	@	Dufry Group	1,353,527	0.6
50,485		Julius Baer Group Ltd.	1,797,408	0.8
18,557		Kuehne & Nagel International AG	2,237,217	1.0
42,678		Nestle S.A.	2,784,461	1.2
795		SGS S.A.	1,765,745	0.8

20,015		Sonova Holding AG - Reg	2,218,905	1.0
3,369		Syngenta AG	1,361,030	0.6
			23,363,226	10.2

		Taiwan: 1.0%
696,000		Taiwan Semiconductor Manufacturing Co., Ltd.	2,327,988	1.0

		Turkey: 0.9%
16,660		BIM Birlesik Magazalar AS	816,917	0.4
242,979		Turkiye Garanti Bankasi A/S	1,268,212	0.5
			2,085,129	0.9

		United Arab Emirates: 0.8%
161,406		DP World Ltd.	1,902,871	0.8

		United Kingdom: 17.3%
29,506		Anglo American PLC	930,126	0.4
142,777		ARM Holdings PLC	1,803,103	0.8
98,969		BG Group PLC	1,650,792	0.7
71,103		BHP Billiton PLC	2,508,063	1.1
165,191		British Sky Broadcasting PLC	2,083,466	0.9
58,930		Burberry Group PLC	1,184,586	0.5
234,874		Capita Group PLC	2,902,330	1.3
207,044		Compass Group PLC	2,457,782	1.1
176,945		Experian Group Ltd.	2,851,824	1.3
94,006		GlaxoSmithKline PLC	2,046,737	0.9
132,870		HSBC Holdings PLC	1,408,000	0.6
38,176		Intertek Group PLC	1,939,224	0.9
208,904	@	Rolls-Royce Holdings PLC	2,996,406	1.3
21,588		SABMiller PLC	1,001,928	0.4
130,550		Serco Group PLC	1,143,590	0.5
131,221		Standard Chartered PLC	3,395,983	1.5
248,117		Tesco PLC	1,366,778	0.6
96,559		Tullow Oil PLC	2,013,016	0.9
250,476		WPP PLC	3,659,268	1.6
			39,343,002	17.3

		United States: 5.2%
66,100		Carnival Corp.	2,430,497	1.1
47,400		Las Vegas Sands Corp.	2,187,984	1.0
43,800	@	Liberty Global, Inc.	2,758,962	1.2
138,700	@,L	NII Holdings, Inc.	988,931	0.4
17,165	@,X	Peixe Urbano, Inc.	85,482	0.0
2,600	@	Priceline.com, Inc.	1,615,120	0.7
27,200		Schlumberger Ltd.	1,884,688	0.8
			11,951,664	5.2
	Total Common Stock (Cost $210,548,288)		225,369,707	98.8

PREFERRED STOCK: 0.0%
		United States: 0.0%
3,895	@	Peixe Urbano, Inc.	19,397	0.0

	Total Preferred Stock (Cost $128,227)		19,397	0.0

	Total Long-Term Investments (Cost $210,676,515)		225,389,104	98.8

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.3%
	Securities Lending Collateralcc(1): 1.3%
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,000,011, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 10/01/16-12/20/42)	1,000,000	0.5
10,429	Credit Suisse Securities, Repurchase Agreement dated 12/31/12, 0.21%, due 01/02/13 (Repurchase Amount $10,429, collateralized by various U.S. Government Securities, 0.250%-4.500%, Market Value plus accrued interest $10,638, due 07/31/13-04/30/19)	10,429	0.0
1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.14%-0.19%, due 01/02/13 (Repurchase Amount $1,000,010, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $1,020,000, due 08/09/13-06/20/42)	1,000,000	0.4
1,000,000	Royal Bank of Canada, Repurchase Agreement dated 12/26/12, 0.18%, due 01/02/13 (Repurchase Amount $1,000,035, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $1,020,000, due 10/01/32-01/01/43)	1,000,000	0.4
		3,010,429	1.3

Shares		Value	Percentage of Net Assets
		Affiliated Investment Companies: 0.0%
1,000	T. Rowe Price Reserve Investment Fund (Cost $1,000)	1,000	0.0

	Total Short-Term Investments (Cost $3,011,429)	3,011,429	1.3

	Total Investments in Securities (Cost $213,687,944)	$228,400,533	100.1
	Liabilities in Excess of Other Assets	(324,011)	(0.1)

	Net Assets	$228,076,522	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $215,610,415.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$28,071,123
Gross Unrealized Depreciation	(15,281,005)

Net Unrealized Appreciation	$12,790,118

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	21.1%
Financials	19.5
Industrials	14.4
Consumer Staples	9.9
Information Technology	9.2
Health Care	7.0
Energy	6.6
Materials	6.5
Telecommunication Services	4.2
Utilities	0.4
Short-Term Investments	1.3
Liabilities in Excess of Other Assets	(0.1)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Australia	$–	$8,280,915	$–	$8,280,915
Belgium	–	3,107,631	–	3,107,631
Brazil	11,648,403	–	–	11,648,403
Canada	9,801,651	–	–	9,801,651
China	6,510,711	11,459,559	–	17,970,270
Denmark	–	4,324,391	–	4,324,391
France	1,278,388	11,003,790	–	12,282,178
Germany	–	10,059,793	–	10,059,793
Hong Kong	–	7,956,692	–	7,956,692
India	–	5,687,482	–	5,687,482
Indonesia	1,906,682	801,258	–	2,707,940
Ireland	1,888,600	–	–	1,888,600
Japan	2,949,237	21,731,977	–	24,681,214
Malaysia	1,360,301	1,107,131	–	2,467,432
Mexico	–	1,166,721	–	1,166,721
Netherlands	–	3,652,181	–	3,652,181
Norway	–	2,028,832	–	2,028,832
Oman	478,910	–	–	478,910
Russia	1,935,135	629,578	–	2,564,713
South Africa	–	592,094	–	592,094
South Korea	–	6,990,660	–	6,990,660
Sweden	1,441,241	2,615,883	–	4,057,124
Switzerland	2,218,905	21,144,321	–	23,363,226
Taiwan	–	2,327,988	–	2,327,988
Turkey	–	2,085,129	–	2,085,129
United Arab Emirates	–	1,902,871	–	1,902,871
United Kingdom	–	39,343,002	–	39,343,002
United States	11,866,182	–	85,482	11,951,664

Total Common Stock	55,284,346	169,999,879	85,482	225,369,707

Preferred Stock	–	19,397	–	19,397
Short-Term Investments	1,000	3,010,429	–	3,011,429

Total Investments, at fair value	$55,285,346	$173,029,705	$85,482	$228,400,533

Other Financial Instruments+
Forward Foreign Currency Contracts	–	1,090	–	1,090

Total Assets	$55,285,346	$173,030,795	$85,482	$228,401,623

Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$–	$(1,450)	$–	$(1,450)

Total Liabilities	$–	$(1,450)	$–	$(1,450)

(1)	For the year ended December 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. At December 31, 2012, securities valued at $2,614,530 were transferred from Level 2 to Level 1 within the fair value hierarchy.
^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING T. Rowe Price International Stock Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Bank of New York Mellon Corp.	Japanese Yen	11,900,846	Buy	01/07/13	$138,823	$137,373	$(1,450)

							$(1,450)

The Bank of New York Mellon Corp.	Japanese Yen	9,179,615	Sell	01/07/13	$107,051	$105,961	$1,090

							$1,090

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Asset Derivatives

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,090

Total Asset Derivatives		$1,090

Liability Derivatives

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,450

Total Liability Derivatives		$1,450

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*

Foreign exchange contracts	$(17,080)

Total	$(17,080)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*

Foreign exchange contracts	$(360)

Total	$(360)

* Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

)

See Accompanying Notes to Financial Statements

ING BlackRock Large Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.1%
		Consumer Discretionary: 15.8%
243,000		Comcast Corp. – Class A	9,083,340	2.7
27,400	@	Dollar Tree, Inc.	1,111,344	0.3
77,650		McGraw-Hill Cos., Inc.	4,245,125	1.3
299,700		News Corp. - Class A	7,654,338	2.3
101,200		Nike, Inc.	5,221,920	1.5
64,950		Petsmart, Inc.	4,438,683	1.3
85,400		Time Warner Cable, Inc.	8,300,026	2.5
113,490		TJX Cos., Inc.	4,817,651	1.4
167,900		Walt Disney Co.	8,359,741	2.5
			53,232,168	15.8

		Consumer Staples: 10.7%
288,275		Coca-Cola Co.	10,449,969	3.1
130,975		CVS Caremark Corp.	6,332,641	1.9
117,600		Philip Morris International, Inc.	9,836,064	2.9
135,800		Wal-Mart Stores, Inc.	9,265,634	2.8
			35,884,308	10.7

		Energy: 4.9%
33,775		Chevron Corp.	3,652,428	1.1
42,850		ExxonMobil Corp.	3,708,668	1.1
36,800		Oceaneering International, Inc.	1,979,472	0.6
214,900		Suncor Energy, Inc.	7,087,402	2.1
			16,427,970	4.9

		Financials: 3.4%
88,650		Discover Financial Services	3,417,457	1.0
63,400		Travelers Cos., Inc.	4,553,388	1.4
104,800		US Bancorp.	3,347,312	1.0
			11,318,157	3.4

		Health Care: 10.6%
156,675		Abbott Laboratories	10,262,213	3.0
112,800		Agilent Technologies, Inc.	4,618,032	1.4
58,800		Eli Lilly & Co.	2,900,016	0.9
65,725		McKesson Corp.	6,372,696	1.9
44,000	@	Myriad Genetics, Inc.	1,199,000	0.4
114,375		Patterson Cos., Inc.	3,915,056	1.2
77,525		UnitedHealth Group, Inc.	4,204,956	1.2
176,000	@	Warner Chilcott PLC	2,119,040	0.6
			35,591,009	10.6

		Industrials: 12.6%
103,900		3M Co.	9,647,115	2.9
57,550		Boeing Co.	4,336,968	1.3
42,975	@	Copa Holdings S.A.	4,273,864	1.3
179,700		Covanta Holding Corp.	3,310,074	1.0
28,350		Cummins, Inc.	3,071,722	0.9
289,225	@	Delta Airlines, Inc.	3,433,101	1.0
91,200		Ingersoll-Rand PLC	4,373,952	1.3
119,600		KBR, Inc.	3,578,432	1.0
27,100		Parker Hannifin Corp.	2,305,126	0.7

175,099	@	United Continental Holdings, Inc.	4,093,815	1.2
			42,424,169	12.6

		Information Technology: 32.3%
32,475	@	Alliance Data Systems Corp.	4,701,081	1.4
47,555		Apple, Inc.	25,348,242	7.5
44,875		DST Systems, Inc.	2,719,425	0.8
238,200	@	EMC Corp.	6,026,460	1.8
22,755	@	Google, Inc. - Class A	16,141,714	4.8
44,725		International Business Machines Corp.	8,567,074	2.5
109,700		KLA-Tencor Corp.	5,239,272	1.6
18,950		Mastercard, Inc.	9,309,756	2.8
493,700		Microsoft Corp.	13,196,601	3.9
296,600		Oracle Corp.	9,882,712	2.9
91,000	@	Teradata Corp.	5,631,990	1.7
48,150		Western Digital Corp.	2,045,893	0.6
			108,810,220	32.3

		Materials: 5.2%
9,100		CF Industries Holdings, Inc.	1,848,756	0.6
120,000		International Paper Co.	4,780,800	1.4
152,586		Packaging Corp. of America	5,869,983	1.7
37,600		PPG Industries, Inc.	5,089,160	1.5
			17,588,699	5.2

		Telecommunication Services: 1.6%
126,850		Verizon Communications, Inc.	5,488,800	1.6

	Total Common Stock (Cost $297,477,425)		326,765,500	97.1

SHORT-TERM INVESTMENTS: 3.3%
		Mutual Funds: 3.3%
11,045,800		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $11,045,800)	11,045,800	3.3

	Total Short-Term Investments (Cost $11,045,800)		11,045,800	3.3

	Total Investments in Securities (Cost $308,523,225)		$337,811,300	100.4
	Liabilities in Excess of Other Assets		(1,449,403)	(0.4)

	Net Assets		$336,361,897	100.0

@	Non-income producing security

See Accompanying Notes to Financial Statements

ING BlackRock Large Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Cost for federal income tax purposes is $308,675,767.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$34,033,997
Gross Unrealized Depreciation	(4,898,464)

Net Unrealized Appreciation	$29,135,533

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$326,765,500	$–	$–	$326,765,500
Short-Term Investments	11,045,800	–	–	11,045,800

Total Investments, at fair value	$337,811,300	$–	$–	$337,811,300

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING Clarion Real Estate Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Financials: 99.1%
263,400	American Campus Communities, Inc.	12,150,642	1.8
87,100	American Tower Corp.	6,730,217	1.0
201,792	AvalonBay Communities, Inc.	27,360,977	4.1
324,796	Boston Properties, Inc.	34,366,665	5.2
280,520	BRE Properties, Inc.	14,258,832	2.2
234,300	CBL & Associates Properties, Inc.	4,969,503	0.8
127,800	Colonial Properties Trust	2,731,086	0.4
283,800	CubeSmart	4,134,966	0.6
727,200	DDR Corp.	11,387,952	1.7
80,557	Digital Realty Trust, Inc.	5,469,015	0.8
512,200	Douglas Emmett, Inc.	11,934,260	1.8
779,300	Duke Realty Corp.	10,808,891	1.6
524,971	Equity Residential	29,750,107	4.5
55,100	Essex Property Trust, Inc.	8,080,415	1.2
107,288	Federal Realty Investment Trust	11,160,098	1.7
1,001,153	General Growth Properties, Inc.	19,872,887	3.0
707,652	HCP, Inc.	31,971,717	4.8
460,300	Health Care Real Estate Investment Trust, Inc.	28,211,787	4.2
330,645	Healthcare Realty Trust, Inc.	7,938,786	1.2
221,747	Highwoods Properties, Inc.	7,417,437	1.1
1,822,068	Host Hotels & Resorts, Inc.	28,551,806	4.3
282,600	Kilroy Realty Corp.	13,386,762	2.0
1,076,878	Kimco Realty Corp.	20,805,283	3.1
393,100	LaSalle Hotel Properties	9,980,809	1.5
373,445	Liberty Property Trust	13,358,128	2.0
359,323	Macerich Co.	20,948,531	3.2
124,400	Pebblebrook Hotel Trust	2,873,640	0.4
277,200	Post Properties, Inc.	13,846,140	2.1
833,284	ProLogis, Inc.	30,406,533	4.6
201,264	Public Storage, Inc.	29,175,229	4.4
182,000	Regency Centers Corp.	8,575,840	1.3
475,011	Simon Property Group, Inc.	75,094,489	11.3
215,654	SL Green Realty Corp.	16,529,879	2.5
301,998	Tanger Factory Outlet Centers, Inc.	10,328,332	1.6
176,774	Taubman Centers, Inc.	13,915,649	2.1
774,603	UDR, Inc.	18,420,059	2.8
413,095	Ventas, Inc.	26,735,508	4.0
184,833	Vornado Realty Trust	14,801,427	2.2

	Total Common Stock (Cost $529,039,312)	658,440,284	99.1

SHORT-TERM INVESTMENTS: 0.8%
		Mutual Funds: 0.8%
5,193,259	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $5,193,259)	5,193,259	0.8

	Total Short-Term Investments (Cost $5,193,259)	5,193,259	0.8

	Total Investments in Securities (Cost $534,232,571)	$663,633,543	99.9
	Assets in Excess of Other Liabilities	927,809	0.1

	Net Assets	$664,561,352	100.0

Cost for federal income tax purposes is $554,682,886.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$130,404,128
Gross Unrealized Depreciation	(21,453,471)

Net Unrealized Appreciation	$108,950,657

REIT Diversification	Percentage of Net Assets
Retail REITs	29.8%
Specialized REITs	26.4
Residential REITs	19.1
Office REITs	13.4
Diversified REITs	5.8
Industrial REITs	4.6
Short-Term Investments	0.8
Assets in Excess of Other Liabilities	0.1

Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING Clarion Real Estate Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$658,440,284	$–	$–	$658,440,284
Short-Term Investments	5,193,259	–	–	5,193,259

Total Investments, at fair value	$663,633,543	$–	$–	$663,633,543

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 48.4%
		Consumer Discretionary: 1.0%
110,000		Comcast Corp. – Class A	4,111,800	0.5
122,564	@	Dex One Corp.	193,651	0.0
120,000	@,X	General Motors Co.	–	–
3,070	@	Motors Liquidation Co. GUC Trust	65,084	0.0
60,100		Target Corp.	3,556,117	0.5
			7,926,652	1.0

		Consumer Staples: 1.3%
150,000		Diageo PLC	4,369,015	0.6
73,900		PepsiCo, Inc.	5,056,977	0.6
51,200	L	Safeway, Inc.	926,208	0.1
			10,352,200	1.3

		Energy: 8.5%
15,000	@	Alpha Natural Resources, Inc.	146,100	0.0
36,100		Anadarko Petroleum Corp.	2,682,591	0.3
150,000		BP PLC ADR	6,246,000	0.8
105,000	@	Callon Petroleum Co.	493,500	0.1
365,000	L	Canadian Oil Sands Ltd.	7,401,277	0.9
100,000		Chesapeake Energy Corp.	1,662,000	0.2
64,200		Chevron Corp.	6,942,588	0.8
160,000		ConocoPhillips	9,278,400	1.1
20,000		Devon Energy Corp.	1,040,800	0.1
106,235		ExxonMobil Corp.	9,194,639	1.1
155,200		Halliburton Co.	5,383,888	0.7
94,300		Peabody Energy Corp.	2,509,323	0.3
118,500		Royal Dutch Shell PLC - Class A ADR	8,170,575	1.0
35,000		Schlumberger Ltd.	2,425,150	0.3
80,000		Spectra Energy Corp.	2,190,400	0.3
50,000	L	Total S.A. ADR	2,600,500	0.3
150,000	@	Weatherford International Ltd.	1,678,500	0.2
			70,046,231	8.5

		Financials: 6.4%
697,300		Bank of America Corp.	8,088,680	1.0
377,700		Barclays PLC	1,640,730	0.2
20,100		Blackrock, Inc.	4,154,871	0.5
43,000		Commonwealth Bank of Australia	2,800,447	0.3
500,000		HSBC Holdings PLC	5,298,412	0.6
226,000		JPMorgan Chase & Co.	9,937,220	1.2
40,000		M&T Bank Corp.	3,938,800	0.5
28,232		Metlife, Inc.	929,962	0.1
120,100		QBE Insurance Group Ltd.	1,376,101	0.2
365,500		Wells Fargo & Co.	12,492,790	1.5
635,200		Westfield Retail Trust	2,004,038	0.3
			52,662,051	6.4

		Health Care: 6.2%
150,000		Johnson & Johnson	10,515,000	1.3
410,200		Merck & Co., Inc.	16,793,588	2.0

378,100		Pfizer, Inc.	9,482,748	1.1
46,700		Roche Holding AG - Genusschein	9,441,861	1.1
115,000		Sanofi-Aventis SA ADR	5,448,700	0.7
			51,681,897	6.2

		Industrials: 2.1%
8,400		Caterpillar, Inc.	752,472	0.1
469,500		General Electric Co.	9,854,805	1.2
45,300		Republic Services, Inc.	1,328,649	0.2
11,900		Rockwell Automation, Inc.	999,481	0.1
131,000		Waste Management, Inc.	4,419,940	0.5
			17,355,347	2.1

		Information Technology: 1.8%
66,500		Cisco Systems, Inc.	1,306,725	0.1
50,000		Corning, Inc.	631,000	0.1
381,400		Intel Corp.	7,868,282	0.9
60,000		Microsoft Corp.	1,603,800	0.2
40,900		Oracle Corp.	1,362,788	0.2
80,400		Texas Instruments, Inc.	2,487,576	0.3
			15,260,171	1.8

		Materials: 6.0%
110,000		Barrick Gold Corp.	3,851,100	0.5
202,300		BHP Billiton PLC	7,135,862	0.9
367,700		Dow Chemical Co.	11,884,064	1.4
129,100		EI Du Pont de Nemours & Co.	5,805,627	0.7
50,000		Freeport-McMoRan Copper & Gold, Inc.	1,710,000	0.2
50,000	#,@,Z	Freeport-McMoRan Copper & Gold, Inc. - ELN	1,819,265	0.2
130,000	@	LyondellBasell Industries N.V. Cl A	7,421,700	0.9
92,000		Newmont Mining Corp.	4,272,480	0.5
20,000		Nucor Corp.	863,600	0.1
86,500	L	Rio Tinto PLC ADR	5,024,785	0.6
			49,788,483	6.0

		Telecommunication Services: 3.0%
275,000		AT&T, Inc.	9,270,250	1.1
50,000		CenturyTel, Inc.	1,956,000	0.2
54,300		France Telecom S.A.	602,397	0.1
100,000	L	Frontier Communications Corp.	428,000	0.1
51,900	L	SK Telecom Co., Ltd. ADR	821,577	0.1
800,000		Telstra Corp., Ltd.	3,645,397	0.4
51,666		Vivendi	1,168,482	0.2
2,750,000		Vodafone Group PLC	6,922,514	0.8
			24,814,617	3.0

		Utilities: 12.1%
53,000		AGL Resources, Inc.	2,118,410	0.3
150,000		American Electric Power Co., Inc.	6,402,000	0.8
111,700		Dominion Resources, Inc.	5,786,060	0.7
171,165		Duke Energy Corp.	10,920,327	1.3
269,903	@,L	Dynegy, Inc.	5,163,244	0.6
85,000		Entergy Corp.	5,418,750	0.7

See Accompanying Notes to Financial Statements

ING Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

255,000		Exelon Corp.	7,583,700	0.9
100,000		FirstEnergy Corp.	4,176,000	0.5
117,430		NextEra Energy, Inc.	8,124,982	1.0
200,000		Pacific Gas & Electric Co.	8,036,000	1.0
100,000		Pinnacle West Capital Corp.	5,098,000	0.6
185,200		PPL Corp.	5,302,276	0.6
175,000		Public Service Enterprise Group, Inc.	5,355,000	0.7
105,000		Sempra Energy	7,448,700	0.9
125,000		Southern Co.	5,351,250	0.6
162,000		TECO Energy, Inc.	2,715,120	0.3
200,000		Xcel Energy, Inc.	5,342,000	0.6
			100,341,819	12.1

	Total Common Stock (Cost $391,905,133)		400,229,468	48.4

PREFERRED STOCK: 4.3%
		Consumer Discretionary: 0.2%
30,000	@,L	General Motors Co.	1,323,900	0.2

		Energy: 0.7%
3,500	#,@	Chesapeake Energy Corp.	3,117,188	0.4
25,000	@	SandRidge Energy, Inc.	2,571,875	0.3
			5,689,063	0.7

		Financials: 3.3%
1,839	#,@,P	Ally Financial, Inc.	1,806,300	0.2
9,300	@	Bank of America Corp.	10,555,500	1.3
50	@,P	Fannie Mae	195,000	0.0
100,000	@,P	Federal National Mortgage Association - Series Q	205,000	0.0
194,460	@,P	Federal National Mortgage Association - Series R	299,468	0.0
96,100	@,P	Federal National Mortgage Association - Series S	160,487	0.0
90,000	@	Felcor Lodging Trust, Inc.	2,219,058	0.3
191,500	@,L,P	Federal Home Loan Mortgage Corp.	335,125	0.1
40,000	@	MetLife, Inc.	1,778,800	0.2
8,000	@	Wells Fargo & Co.	9,800,000	1.2
			27,354,738	3.3

		Materials: 0.1%
33,000	@	AngloGold Ashanti Ltd.	1,233,210	0.1

	Total Preferred Stock (Cost $47,526,533)		35,600,911	4.3

WARRANTS: 0.1%
		Consumer Discretionary: 0.1%
11,118	@	General Motors Co.	138,864	0.0
11,118	@	General Motors Co.	216,801	0.1
			355,665	0.1

		Utilities: 0.0%
21,595	@	Dynegy, Inc.	27,210	0.0

	Total Warrants (Cost $1,798,381)		382,875	0.1

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 45.0%
		Consumer Discretionary: 9.7%
1,800,000	#	Academy Ltd. / Academy Finance Corp., 9.250%, 08/01/19	2,007,000	0.2
1,500,000	#	Algeco Scotsman Global Finance Plc, 8.500%, 10/15/18	1,560,000	0.2
3,000,000		Cablevision Systems Corp., 7.750%, 04/15/18	3,352,500	0.4
2,700,000		Cablevision Systems Corp., 8.000%, 04/15/20	3,054,375	0.4
1,000,000		Cablevision Systems Corp., 8.625%, 09/15/17	1,171,250	0.1
1,200,000		Caesars Entertainment Operating Co., Inc., 8.500%, 02/15/20	1,194,750	0.1
2,500,000		CCO Holdings, LLC / CCO Holdings Capital Corp., 6.500%, 04/30/21	2,709,375	0.3
2,000,000		Ceridian Corp., 11.250%, 11/15/15	2,010,000	0.2
4,443,750		Chrysler Group, LLC -Term Loan B, 6.000%, 05/24/17	4,547,414	0.6
4,300,000	L	Chrysler Group, LLC/CG Co-Issuer, Inc., 8.250%, 06/15/21	4,751,500	0.6
1,400,000		CityCenter Holdings, LLC / CityCenter Finance Corp., 7.625%, 01/15/16	1,505,000	0.2
1,888,740	&,L	CityCenter Holdings, LLC / CityCenter Finance Corp., 10.750%, 01/15/17	2,058,727	0.2
6,182,944		Clear Channel Communications, Inc., 3.862%, 01/29/16	5,139,573	0.6
1,853,000	#	Clear Channel Communications, Inc., 9.000%, 12/15/19	1,704,760	0.2
5,300,000		Clear Channel Communications, Inc., 9.000%, 03/01/21	4,756,750	0.6
3,000,000		ClubCorp Club Operations, Inc., 10.000%, 12/01/18	3,352,500	0.4
2,700,000	#	CSC Holdings, LLC, 6.750%, 11/15/21	3,007,125	0.4
5,000,000		Cumulus Media, Inc., 7.500%, 03/01/19	5,162,500	0.6
1,300,000	L	Goodyear Tire & Rubber Co., 8.250%, 08/15/20	1,433,250	0.2

See Accompanying Notes to Financial Statements

ING Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

750,000		Harrah’s Operating Co., Inc., 11.250%, 06/01/17	807,187	0.1
2,000,000	#	Innovation Ventures, LLC / Innovation Ventures Finance Corp., 9.500%, 08/15/19	1,890,000	0.2
500,000		KB Home, 6.250%, 06/15/15	533,750	0.1
2,500,000		KB Home, 7.500%, 09/15/22	2,737,500	0.3
3,000,000	#	Landry’s, Inc., 9.375%, 05/01/20	3,180,000	0.4
400,000	#	MGM Resorts International, 6.750%, 10/01/20	409,500	0.0
1,500,000		MGM Resorts International, 10.000%, 11/01/16	1,743,750	0.2
572,209		SuperMedia, Inc., 11.000%, 12/31/15	411,990	0.1
2,068,779		U.S. Investigations Services, Inc., 2.961%, 02/21/15	1,926,550	0.2
EUR 2,750,000	#	UPC Germany GmbH, 8.125%, 12/01/17	3,945,684	0.5
EUR 1,500,000	#	UPC Germany GmbH, 9.625%, 12/01/19	2,226,439	0.3
2,000,000	#	UR Financing Escrow Corp., 7.625%, 04/15/22	2,245,000	0.3
1,900,000		Visant Corp., 10.000%, 10/01/17	1,714,750	0.2
EUR 1,500,000	#	Volkswagen International Finance NV, 5.500%, 11/09/15	2,169,258	0.3
			80,419,707	9.7

		Consumer Staples: 1.6%
1,200,000		Dean Foods Co., 9.750%, 12/15/18	1,386,000	0.2
800,000	#	JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20	852,000	0.1
1,000,000		JBS USA, LLC/JBS USA Finance, Inc., 11.625%, 05/01/14	1,120,000	0.1
900,000	#	Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC / Reynolds Group Issuer Lu, 5.750%, 10/15/20	931,500	0.1
1,400,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC / Reynolds Group Issuer Lu, 7.875%, 08/15/19	1,564,500	0.2
500,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC / Reynolds Group Issuer Lu, 8.250%, 02/15/21	510,000	0.1
2,300,000		Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC / Reynolds Group Issuer Lu, 9.875%, 08/15/19	2,472,500	0.3

600,000		Smithfield Foods, Inc., 6.625%, 08/15/22	664,500	0.1
2,500,000	L	Supervalu, Inc., 8.000%, 05/01/16	2,393,750	0.3
1,000,000	#	US Foodservice, 8.500%, 06/30/19	1,025,000	0.1
			12,919,750	1.6

		Energy: 6.0%
1,300,000		Antero Resources Finance Corp., 7.250%, 08/01/19	1,423,500	0.2
1,400,000		Antero Resources Finance Corp., 9.375%, 12/01/17	1,543,500	0.2
1,500,000	L	Arch Coal, Inc., 7.250%, 06/15/21	1,391,250	0.2
500,000		Bill Barrett Corp., 7.000%, 10/15/22	517,500	0.1
2,000,000		Chesapeake Energy Corp. - Term Loan B, 5.750%, 12/02/17	2,006,388	0.2
1,500,000		Chesapeake Energy Corp., 6.775%, 03/15/19	1,503,750	0.2
3,000,000		Chesapeake Energy Corp., 6.875%, 11/15/20	3,266,250	0.4
3,300,000		Chesapeake Energy Corp., 6.875%, 08/15/18	3,498,000	0.4
6,000,000	L	Chesapeake Energy Corp., 7.250%, 12/15/18	6,570,000	0.8
1,400,000		Consol Energy, Inc., 8.250%, 04/01/20	1,522,500	0.2
1,500,000		El Paso Corp., 7.750%, 01/15/32	1,766,443	0.2
1,500,000		Energy XXI Gulf Coast, Inc., 9.250%, 12/15/17	1,721,250	0.2
2,500,000		EP Energy, LLC / EP Energy Finance, Inc., 9.375%, 05/01/20	2,831,250	0.3
919,000	#	Expro Finance Luxembourg SCA, 8.500%, 12/15/16	964,950	0.1
2,000,000	#	Halcon Resources Corp., 9.750%, 07/15/20	2,170,000	0.3
2,000,000		Linn Energy, LLC/Linn Energy Finance Corp., 8.625%, 04/15/20	2,190,000	0.3
1,000,000	#	Midstates Petroleum Co., Inc. / Midstates Petroleum Co., LLC, 10.750%, 10/01/20	1,067,500	0.1
1,000,000		Peabody Energy Corp., 6.250%, 11/15/21	1,067,500	0.1
2,600,000	#	Samson Investment Co., 9.750%, 02/15/20	2,762,500	0.3
4,000,000	#	SandRidge Energy, Inc., 8.000%, 06/01/18	4,260,000	0.5
3,200,000		SandRidge Energy, Inc., 9.875%, 05/15/16	3,464,000	0.4
2,000,000		W&T Offshore, Inc., 8.500%, 06/15/19	2,160,000	0.3
			49,668,031	6.0

See Accompanying Notes to Financial Statements

ING Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

		Financials: 3.9%
1,000,000		Ally Financial, Inc., 6.250%, 12/01/17	1,110,590	0.1
1,500,000		Bank of America Corp., 8.125%, 12/29/49	1,662,765	0.2
GBP 1,000,000	#	Boparan Holdings Ltd., 9.875%, 04/30/18	1,843,760	0.2
1,300,000		E*TRADE Financial Corp., 6.000%, 11/15/17	1,335,750	0.2
700,000		Forest City Enterprises, Inc., 4.250%, 08/15/18	739,812	0.1
2,000,000		International Lease Finance Corp., 8.875%, 09/01/17	2,360,160	0.3
12,500,000		JPMorgan Chase & Co., 7.900%, 04/29/49	14,213,400	1.7
1,000,000	#	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 7.375%, 10/01/17	1,032,500	0.1
2,000,000	#	Liberty Mutual Group, Inc., 10.750%, 06/15/58	3,000,000	0.4
2,300,000	#	Nuveen Investments, Inc., 9.500%, 10/15/20	2,300,000	0.3
2,500,000	#	UPCB Finance III Ltd., 6.625%, 07/01/20	2,690,625	0.3
			32,289,362	3.9

		Health Care: 3.3%
800,000		Grifols, Inc., 8.250%, 02/01/18	885,000	0.1
3,000,000		HCA, Inc., 6.500%, 02/15/16	3,277,500	0.4
3,400,000		HCA, Inc., 6.500%, 02/15/20	3,833,500	0.5
3,200,000		HCA, Inc., 7.500%, 02/15/22	3,680,000	0.4
2,455,000		Tenet Healthcare Corp., 8.000%, 08/01/20	2,656,003	0.3
5,000,000		Tenet Healthcare Corp., 9.250%, 02/01/15	5,637,500	0.7
2,750,000		Tenet Healthcare Corp., 10.000%, 05/01/18	3,141,875	0.4
500,000		Vanguard Health Holding Co. II, LLC / Vanguard Holding Co. II, Inc., 7.750%, 02/01/19	520,000	0.1
3,200,000		Vanguard Health Holding Co. II, LLC/Vanguard Holding Co. II, Inc., 8.000%, 02/01/18	3,328,000	0.4
			26,959,378	3.3

		Industrials: 3.1%
1,600,000	#,L	Abengoa Finance SAU, 8.875%, 11/01/17	1,512,000	0.2
1,100,000	#	CEVA Group PLC, 8.375%, 12/01/17	1,094,500	0.1

3,600,000	#	CEVA Group PLC, 11.500%, 04/01/18	3,042,000	0.4
1,000,000	#	CEVA Group PLC, 12.750%, 03/31/20	740,000	0.1
2,500,000		CHC Helicopter SA, 9.250%, 10/15/20	2,643,750	0.3
3,000,000		Dynacast International, LLC / Dynacast Finance, Inc., 9.250%, 07/15/19	3,225,000	0.4
997,500		HD Supply, Inc., 7.250%, 10/12/17	1,026,594	0.1
1,000,000	#,&	Jaguar Holding Co. I, 9.375%, 10/15/17	1,055,000	0.1
1,500,000	#	Laureate Education, Inc., 9.250%, 09/01/19	1,575,000	0.2
1,000,000	L	Manitowoc Co., Inc., 9.500%, 02/15/18	1,117,500	0.1
1,100,000		Navistar International Corp., 7.000%, 08/17/17	1,108,250	0.1
1,400,000	L	Navistar International Corp., 8.250%, 11/01/21	1,358,000	0.2
2,500,000		Niska Gas Storage US, LLC/Niska Gas Storage Canada ULC, 8.875%, 03/15/18	2,581,250	0.3
2,200,000		RBS Global, Inc. and Rexnord Corp., 8.500%, 05/01/18	2,395,250	0.3
1,100,000	L	United Rentals North America, Inc., 8.375%, 09/15/20	1,223,750	0.2
			25,697,844	3.1

		Information Technology: 7.1%
3,600,000		CDW, LLC / CDW Finance Corp., 8.500%, 04/01/19	3,915,000	0.5
642,000		CDW, LLC / CDW Finance Corp., 12.535%, 10/12/17	689,347	0.1
3,276,964		First Data Corp. - Term Loan B-3, 4.211%, 03/24/18	3,281,827	0.4
2,742,365		First Data Corp., 5.211%, 03/24/17	2,702,301	0.3
4,179,000	#	First Data Corp., 8.250%, 01/15/21	4,199,895	0.5
3,187,000	#,&	First Data Corp., 8.750%, 01/15/22	3,274,643	0.4
500,000	L	First Data Corp., 9.875%, 09/24/15	512,500	0.1
2,500,000	&	First Data Corp., 10.550%, 09/24/15	2,571,875	0.3
8,500,000		First Data Corp., 11.250%, 03/31/16	8,372,500	1.0
6,400,000		First Data Corp., 12.625%, 01/15/21	6,768,000	0.8
3,000,000	L	Freescale Semiconductor, Inc., 8.050%, 02/01/20	3,000,000	0.4
3,000,000	#	Freescale Semiconductor, Inc., 9.250%, 04/15/18	3,292,500	0.4
333,000		Freescale Semiconductor, Inc., 10.125%, 12/15/16	343,823	0.0

See Accompanying Notes to Financial Statements

ING Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

4,426,000	#	Freescale Semiconductor, Inc., 10.125%, 03/15/18	4,912,860	0.6
5,980,000		Freescale Semiconductor, Inc., 10.750%, 08/01/20	6,443,450	0.8
600,000		Infor US, Inc., 9.375%, 04/01/19	676,500	0.1
1,962,093		Sophia L.P. Term Loan B, 6.250%, 07/19/18	1,989,686	0.2
1,225,714		SRA International, Inc. - Term Loan B, 6.500%, 07/20/18	1,172,089	0.1
800,000		SRA International, Inc., 11.000%, 10/01/19	820,000	0.1
			58,938,796	7.1

		Materials: 3.6%
1,000,000		Berry Plastics Corp., 9.750%, 01/15/21	1,157,500	0.1
1,400,000		Cemex SAB de CV, 3.250%, 03/15/16	1,594,250	0.2
805,000		Cemex SAB de CV, 3.750%, 03/15/18	918,706	0.1
4,000,000	#,L	Cemex SAB de CV, 9.000%, 01/11/18	4,350,000	0.5
1,500,000	#,L	FMG Resources August 2006 Pty Ltd., 6.875%, 02/01/18	1,554,375	0.2
600,000	#,L	FMG Resources August 2006 Pty Ltd., 7.000%, 11/01/15	633,000	0.1
2,000,000	#,L	FMG Resources August 2006 Pty Ltd., 8.250%, 11/01/19	2,140,000	0.3
3,000,000		Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 02/01/18	3,097,500	0.4
EUR 3,220,000	#,L	Ineos Group Holdings PLC, 7.875%, 02/15/16	4,224,763	0.5
1,800,000	#	Inmet Mining Corp., 8.750%, 06/01/20	1,975,500	0.2
EUR 2,500,000	#	Kerling PLC, 10.625%, 02/01/17	3,176,148	0.4
EUR 1,800,000	#	Kinove German Bondco GmbH, 10.000%, 06/15/18	2,637,276	0.3
2,500,000	#,L	Molycorp, Inc., 10.000%, 06/01/20	2,337,500	0.3
			29,796,518	3.6

		Telecommunication Services: 2.3%
4,500,000	L	Cricket Communications, Inc., 7.750%, 10/15/20	4,612,500	0.6
900,000		Frontier Communications Corp., 8.500%, 04/15/20	1,039,500	0.1
1,500,000		Frontier Communications Corp., 9.250%, 07/01/21	1,766,250	0.2
1,000,000		Sprint Nextel Corp., 7.000%, 08/15/20	1,097,500	0.1
3,500,000	#	Sprint Nextel Corp., 9.000%, 11/15/18	4,331,250	0.5

1,000,000		Sprint Nextel Corp., 9.125%, 03/01/17	1,182,500	0.2
3,500,000		Sprint Nextel Corp., 11.500%, 11/15/21	4,773,125	0.6
			18,802,625	2.3

		Utilities: 4.4%
904,000	#	Calpine Corp., 7.500%, 02/15/21	1,003,440	0.1
872,000	#	Calpine Corp., 7.875%, 01/15/23	989,720	0.1
708,000	#	Calpine Corp., 7.875%, 07/31/20	798,270	0.1
1,513,750		Dynegy Midwest Gen, LLC Term First, 9.250%, 08/05/16	1,578,084	0.2
2,478,864		Dynegy Power, LLC, 9.250%, 08/05/16	2,598,380	0.3
2,500,000	X	GCB Dyengy Holdings Escrow	–	–
1,500,000	X	GCB Dyengy Holdings Escrow	–	–
7,000,000	X	GCB Dyengy Holdings Escrow	–	–
1,500,000	#	Intergen NV, 9.000%, 06/30/17	1,350,000	0.2
2,000,000		GenOn Energy, Inc., 7.625%, 06/15/14	2,145,000	0.3
2,100,000		GenOn Energy, Inc., 7.875%, 06/15/17	2,331,000	0.3
2,500,000		Sabine Pass LNG LP, 7.500%, 11/30/16	2,768,750	0.3
14,830,999		Texas Competitive Electric Holdings Co., LLC - Term Loan, 4.713%, 10/10/17	9,987,091	1.2
2,000,000	#,L	Texas Competitive Electric Holdings Co., LLC / TCEH Finance, Inc., 11.500%, 10/01/20	1,575,000	0.2
7,590,025		Texas Competitive Electric Holdings Co., LLC, 4.810%, 10/10/17	5,111,070	0.6
15,000,000		Texas Competitive Electric Holdings Co., LLC, 10.250%, 11/01/15	4,462,500	0.5
420,086	&	Texas Competitive Electric Holdings Co., LLC, 10.500%, 11/01/16	84,542	0.0
			36,782,847	4.4

	Total Corporate Bonds/Notes (Cost $357,788,282)		372,274,858	45.0

See Accompanying Notes to Financial Statements

ING Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.3%
2,746,447	# Banc of America Large Loan, Inc., 2.509%, 11/15/15	2,748,417	0.3

	Total Collateralized Mortgage Obligations (Cost $2,529,988)	2,748,417	0.3

	Total Long-Term Investments (Cost $801,548,317)	811,236,529	98.1

SHORT-TERM INVESTMENTS: 6.7%
		Securities Lending Collateralcc(1): 6.4%
12,654,639	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $12,654,847, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $12,907,732, due 08/01/27-01/01/43)	12,654,639	1.6
12,654,639	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $12,654,778, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $12,907,733, due 10/01/16-12/20/42)	12,654,639	1.5
2,663,234	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $2,663,260, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $2,716,503, due 10/31/17-08/15/22)	2,663,234	0.3

12,654,639	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $12,654,769, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $12,907,734, due 08/09/13-06/20/42)	12,654,639	1.5
12,654,639	Royal Bank of Canada, Repurchase Agreement dated 12/26/12, 0.18%, due 01/02/13 (Repurchase Amount $12,655,076, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $12,907,732, due 10/01/32-01/01/43)	12,654,639	1.5
		53,281,790	6.4

Shares		Value	Percentage of Net Assets
		Structured Products: 0.3%
150,000	@ Corning, Inc. - ELN (Cost $1,942,500)	1,954,320	0.3

	Total Short-Term Investments (Cost $55,224,290)	55,236,110	6.7

	Total Investments in Securities (Cost $856,772,607)	$866,472,639	104.8
	Liabilities in Excess of Other Assets	(39,778,306)	(4.8)

	Net Assets	$826,694,333	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

&	Payment-in-kind
ADR	American Depositary Receipt
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

See Accompanying Notes to Financial Statements

ING Franklin Income Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

EUR	EU Euro
GBP	British Pound

Cost for federal income tax purposes is $857,001,784.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$91,590,937
Gross Unrealized Depreciation	(82,120,082)

Net Unrealized Appreciation	$9,470,855

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$7,926,652	$–	$–	$7,926,652
Consumer Staples	5,983,185	4,369,015	–	10,352,200
Energy	70,046,231	–	–	70,046,231
Financials	39,542,323	13,119,728	–	52,662,051
Health Care	42,240,036	9,441,861	–	51,681,897
Industrials	17,355,347	–	–	17,355,347
Information Technology	15,260,171	–	–	15,260,171
Materials	40,833,356	8,955,127	–	49,788,483
Telecommunication Services	12,475,827	12,338,790	–	24,814,617
Utilities	100,341,819	–	–	100,341,819

Total Common Stock	352,004,947	48,224,521	–	400,229,468

Preferred Stock	14,340,910	21,260,001	–	35,600,911
Warrants	382,875	–	–	382,875
Corporate Bonds/Notes	–	372,274,858	–	372,274,858
Collateralized Mortgage Obligations	–	2,748,417	–	2,748,417
Short-Term Investments	–	55,236,110	–	55,236,110

Total Investments, at fair value	$366,728,732	$499,743,907	$–	$866,472,639

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING Franklin Mutual Shares Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 85.6%
		Consumer Discretionary: 9.5%
351,622		British Sky Broadcasting PLC	4,434,821	1.0
136,539		CBS Corp. - Class B	5,195,309	1.1
27,995		Comcast Corp. – Special Class A	1,006,420	0.2
1,919		Cie Financiere Richemont SA	150,633	0.0
154,440	@	General Motors Co.	4,452,505	1.0
76,480		Kohl’s Corp.	3,287,111	0.7
292,214		News Corp. - Class B	7,667,695	1.7
440,822	@,X	Prime AET&D Holdings	–	–
592,520		Reed Elsevier PLC	6,255,650	1.4
88,769		Time Warner Cable, Inc.	8,627,459	1.9
25,030	@	Tribune Co. - Class A	1,213,955	0.3
15,346	@	Tribune Co. - Class B	744,281	0.2
			43,035,839	9.5

		Consumer Staples: 16.8%
138,520		Altria Group, Inc.	4,352,298	1.0
177,310		Avon Products, Inc.	2,546,172	0.6
190,047		British American Tobacco PLC	9,661,081	2.1
102,740		Coca-Cola Enterprises, Inc.	3,259,940	0.7
196,264		CVS Caremark Corp.	9,489,364	2.1
77,537		Dr Pepper Snapple Group, Inc.	3,425,585	0.7
103,868		General Mills, Inc.	4,197,306	0.9
207,702		Imperial Tobacco Group PLC	8,052,972	1.8
36,117		Kraft Foods Group Inc.	1,642,240	0.4
225,168		Kroger Co.	5,858,871	1.3
39,524		Lorillard, Inc.	4,611,265	1.0
190,146		Mondelez International, Inc.	4,843,019	1.1
44,277		Pernod-Ricard S.A.	5,137,088	1.1
33,421		Philip Morris International, Inc.	2,795,332	0.6
106,990		Walgreen Co.	3,959,700	0.9
32,769		Wal-Mart Stores, Inc.	2,235,829	0.5
			76,068,062	16.8

		Energy: 12.2%
67,659		Apache Corp.	5,311,231	1.2
107,401		Baker Hughes, Inc.	4,386,257	1.0
554,065		BP PLC	3,852,385	0.9
143,970		Consol Energy, Inc.	4,621,437	1.0
36,835	@	Ensco PLC	2,183,579	0.5
263,513		Marathon Oil Corp.	8,079,309	1.8
15,772		Marathon Petroleum Corp.	993,636	0.2
56,464		Murphy Oil Corp.	3,362,431	0.7
188,030		Nexen, Inc.	5,065,528	1.1
98,130	@	Plains Exploration & Production Co.	4,606,222	1.0
238,620	@	Royal Dutch Shell PLC	8,213,396	1.8
92,015	@	Transocean Ltd.	4,108,470	0.9
40,396	@	WPX Energy, Inc.	601,092	0.1
			55,384,973	12.2

		Financials: 16.2%
80,286		ACE Ltd.	6,406,823	1.4
229,712	@	American International Group, Inc.	8,108,834	1.8
9,488		Alexander’s, Inc.	3,138,630	0.7
12,350	@	Alleghany Corp.	4,142,437	0.9
49,872	#,@,X	Bond Street Holdings, LLC	947,923	0.2
454,259	@,X	Canary Wharf Group PLC	1,721,999	0.4
61,833	@	CIT Group, Inc.	2,389,227	0.5
119,902		Citigroup, Inc.	4,743,323	1.1
98,875		CNO Financial Group, Inc.	922,504	0.2
51,610	@	Forestar Real Estate Group, Inc.	894,401	0.2
47,924	@	Guaranty Bancorp	93,452	0.0
68,390		JPMorgan Chase & Co.	3,007,108	0.7
34,918	@	KB Financial Group, Inc.	1,247,232	0.3
130,979		Metlife, Inc.	4,314,448	1.0
223,190		Morgan Stanley	4,267,393	0.9
77,412		NYSE Euronext	2,441,574	0.5
117,880		PNC Financial Services Group, Inc.	6,873,583	1.5
36,778	@,X	Realogy Holdings Corp.	1,466,045	0.3
73,364		Wells Fargo & Co.	2,507,582	0.6
20,198	@	White Mountains Insurance Group Ltd.	10,401,970	2.3
12,332		Zurich Financial Services AG	3,304,458	0.7
			73,340,946	16.2

		Health Care: 9.9%
508,940	@	Boston Scientific Corp.	2,916,226	0.6
113,767		Cigna Corp.	6,081,984	1.3
29,981	@	Community Health Systems, Inc.	921,616	0.2
37,073		Eli Lilly & Co.	1,828,440	0.4
61,331	@	Hospira, Inc.	1,915,981	0.4
162,398		Medtronic, Inc.	6,661,566	1.5
303,892		Merck & Co., Inc.	12,441,339	2.8
200,290		Pfizer, Inc.	5,023,273	1.1
28,467		Stryker Corp.	1,560,561	0.3
68,860		Teva Pharmaceutical Industries Ltd. ADR	2,571,232	0.6
50,120		WellPoint, Inc.	3,053,310	0.7
			44,975,528	9.9

		Industrials: 4.8%
681		AP Moller - Maersk A/S - Class B	5,156,978	1.1
104,423	@	Federal Signal Corp.	794,659	0.2
36,400	@	Gencorp, Inc.	333,060	0.1
77,388		Huntington Ingalls Industries, Inc.	3,353,996	0.7
87,434	@	Oshkosh Truck Corp.	2,592,418	0.6
89,608	@	Owens Corning, Inc.	3,314,600	0.7
52,147		Raytheon Co.	3,001,581	0.7
43,895		Stanley Black & Decker, Inc.	3,246,913	0.7
			21,794,205	4.8

		Information Technology: 7.9%
285,306		Cisco Systems, Inc.	5,606,263	1.2

See Accompanying Notes to Financial Statements

ING Franklin Mutual Shares Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

5,529	@	Google, Inc. - Class A	3,922,107	0.9
189,010		Hewlett-Packard Co.	2,693,392	0.6
339,421		Microsoft Corp.	9,072,723	2.0
10,370		Nintendo Co., Ltd.	1,107,281	0.2
95,860	@	Research In Motion Ltd.	1,138,817	0.3
199,102	@	Symantec Corp.	3,745,109	0.8
112,902	@	TE Connectivity Ltd.	4,190,922	0.9
659,362		Xerox Corp.	4,496,849	1.0
			35,973,463	7.9

		Materials: 4.1%
19,447		Domtar Corp.	1,624,213	0.4
173,671		International Paper Co.	6,919,053	1.5
19,520		Linde AG	3,415,010	0.8
107,357		MeadWestvaco Corp.	3,421,468	0.7
136,698		ThyssenKrupp AG	3,227,810	0.7
			18,607,554	4.1

		Telecommunication Services: 1.8%
3,145,044		Vodafone Group PLC	7,916,949	1.8

		Utilities: 2.4%
27,946		Entergy Corp.	1,781,557	0.4
103,444		Exelon Corp.	3,076,425	0.7
113,676		Gaz de France	2,341,292	0.5
161,533		NRG Energy, Inc.	3,713,644	0.8
			10,912,918	2.4

	Total Common Stock (Cost $350,037,739)		388,010,437	85.6

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 4.7%
		Consumer Discretionary: 1.3%
302,722		American Airlines 2011-2 Class A Pass Through Trust, 8.625%, 10/15/21	314,074	0.0
460,161		Clear Channel Communications, Inc., 3.859%, 01/29/16	370,813	0.1
2,693,780		Clear Channel Communications, Inc., 3.862%, 01/29/16	2,239,204	0.5
2,575,000	#	Clear Channel Communications, Inc., 9.000%, 12/15/19	2,369,000	0.5
1,090,000	&	Clear Channel Communications, Inc., 11.000%, 08/01/16	831,125	0.2
			6,124,216	1.3

		Financials: 0.6%
574,539		FRN SR SECURED 1ST TL, 5.750%, 10/15/17	581,715	0.1
39,609		iStar Financial, Inc., 5.250%, 03/19/16	40,203	0.0
289,000		iStar Financial, Inc., 7.000%, 03/19/17	303,089	0.1
188,068		Realogy Corp., 3.460%, 04/10/16	180,075	0.0
467,000	#	Realogy Corp., 7.875%, 02/15/19	511,365	0.1
216,000	#	Realogy Corp., 9.000%, 01/15/20	249,480	0.1
320,000		Realogy Corp., 11.500%, 04/15/17	348,000	0.1
431,590		Realogy Corp., 04/10/16	413,247	0.1
1,216,000	±,X	Tropicana Entertainment, LLC, 9.625%, 12/15/14	–	–
			2,627,174	0.6

		Industrials: 0.6%
72,916		American Airlines Pass-Through Trust, 10.375%, 07/02/19	77,291	0.0
2,499,000	#,±	American Airlines, Inc., 7.500%, 03/15/16	2,705,168	0.6
29,615		American Airlines, Inc., 13.000%, 08/01/16	31,392	0.0
			2,813,851	0.6

		Telecommunication Services: 0.2%
EUR 100,000	#	Wind Acquisition Finance S.A., 7.375%, 02/15/18	134,471	0.0
EUR 167,000	#	Wind Acquisition Finance S.A., 7.375%, 02/15/18	219,882	0.1
EUR 237,000	#	Wind Acquisition Finance S.A., 11.750%, 07/15/17	329,253	0.1
100,000	#	Wind Acquisition Finance S.A., 11.750%, 07/15/17	105,250	0.0
			788,856	0.2

		Utilities: 2.0%
33,000	X	Calpine Corp. Escrow	–	–
49,000	X	Calpine Corp. Escrow	–	–
97,000	X	Calpine Corp. Escrow	–	–
445,000		Energy Future Intermediate Holding Co., LLC / EFIH Finance, Inc., 11.000%, 10/01/21	482,825	0.1
1,200,000	#	Energy Future Intermediate Holding Co., LLC / EFIH Finance, Inc., 11.750%, 03/01/22	1,338,000	0.3
3,208,000	#	Texas Competitive Electric Holdings Co., LLC / TCEH Finance, Inc., 11.500%, 10/01/20	2,526,300	0.6
6,400,233		Texas Competitive Electric Holdings Co., LLC, 4.708%, 10/10/17	4,309,872	0.9

See Accompanying Notes to Financial Statements

ING Franklin Mutual Shares Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

826,000	Texas Competitive Electric Holdings Co., LLC, 10.250%, 11/01/15	245,735	0.1
		8,902,732	2.0

	Total Corporate Bonds/Notes (Cost $23,427,239)	21,256,829	4.7

	Total Long-Term Investments (Cost $373,464,978)	409,267,266	90.3

SHORT-TERM INVESTMENTS: 8.7%
		U.S. Treasury Bills: 8.7%
3,000,000	United States Treasury Bill, 0.070%, 04/11/13	2,999,403	0.7
2,000,000	United States Treasury Bill, 0.090%, 05/02/13	1,999,416	0.4
2,000,000	United States Treasury Bill, 0.100%, 05/30/13	1,999,138	0.4
4,000,000	United States Treasury Bill, 0.020%, 02/21/13	3,999,860	0.9
4,000,000	United States Treasury Bill, 0.030%, 01/17/13	3,999,947	0.9
2,000,000	United States Treasury Bill, 0.030%, 01/24/13	1,999,957	0.4
3,000,000	United States Treasury Bill, 0.040%, 03/21/13	2,999,724	0.7
3,000,000	United States Treasury Bill, 0.050%, 01/31/13	2,999,869	0.7
6,500,000	United States Treasury Bill, 0.060%, 01/03/13	6,499,970	1.4
4,000,000	United States Treasury Bill, 0.060%, 02/07/13	3,999,756	0.9
3,000,000	United States Treasury Bill, 0.090%, 05/16/13	2,998,941	0.7
1,000,000	United States Treasury Bill, 0.090%, 05/09/13	999,683	0.2
2,000,000	United States Treasury Bill, 02/28/13	1,999,984	0.4
		39,495,648	8.7

	Total Short-Term Investments (Cost $39,491,726)	39,495,648	8.7

	Total Investments in Securities (Cost $412,956,704)	$448,762,914	99.0
	Assets in Excess of Other Liabilities	4,413,295	1.0

	Net Assets	$453,176,209	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security

&	Payment-in-kind
ADR	American Depositary Receipt
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
EUR	EU Euro
Cost for federal income tax purposes is $413,541,506.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$64,279,860
Gross Unrealized Depreciation	(29,058,452)

Net Unrealized Appreciation	$35,221,408

See Accompanying Notes to Financial Statements

ING Franklin Mutual Shares Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$32,194,735	$10,841,104	$–	$43,035,839
Consumer Staples	53,216,921	22,851,141	–	76,068,062
Energy	43,319,192	12,065,781	–	55,384,973
Financials	64,653,289	6,017,735	2,669,922	73,340,946
Health Care	44,975,528	–	–	44,975,528
Industrials	16,637,227	5,156,978	–	21,794,205
Information Technology	34,866,182	1,107,281	–	35,973,463
Materials	11,964,734	6,642,820	–	18,607,554
Telecommunication Services	–	7,916,949	–	7,916,949
Utilities	8,571,626	2,341,292	–	10,912,918

Total Common Stock	310,399,434	74,941,081	2,669,922	388,010,437

Corporate Bonds/Notes	–	21,256,829	–	21,256,829
Short-Term Investments	–	39,495,648	–	39,495,648

Total Investments, at fair value	$310,399,434	$135,693,558	$2,669,922	$448,762,914

Other Financial Instruments+
Forward Foreign Currency Contracts	–	368,486	–	368,486

Total Assets	$310,399,434	$136,062,044	$2,669,922	$449,131,400

Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$–	$(3,313,723)	$–	$(3,313,723)

Total Liabilities	$–	$(3,313,723)	$–	$(3,313,723)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING Franklin Mutual Shares Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

Bank of America	EU Euro	311,066	Buy	01/17/13	$396,460	$410,645	$14,185
Bank of America	EU Euro	309,446	Buy	01/17/13	395,042	408,506	13,464
Bank of America	EU Euro	134,092	Buy	01/17/13	173,974	177,018	3,044
Bank of America	EU Euro	357,122	Buy	01/17/13	465,707	471,444	5,737
Bank of America	EU Euro	61,120	Buy	01/17/13	78,909	80,686	1,777
Bank of America	EU Euro	107,175	Buy	01/17/13	139,236	141,483	2,247
Bank of America	EU Euro	71,300	Buy	01/17/13	92,039	94,125	2,086
Bank of America	EU Euro	100,562	Buy	01/17/13	129,533	132,754	3,221
Bank of America	EU Euro	160,262	Buy	01/17/13	208,650	211,565	2,915
Bank of America	EU Euro	85,001	Buy	01/17/13	110,172	112,211	2,039
Bank of America	EU Euro	183,314	Buy	01/17/13	239,660	241,996	2,336
Bank of America	Japanese Yen	4,979,800	Buy	04/22/13	60,518	57,532	(2,986)
Bank of America	Japanese Yen	620,000	Buy	04/22/13	7,558	7,163	(395)
Bank of America	EU Euro	148,594	Buy	01/17/13	187,136	196,161	9,025
Bank of America	Japanese Yen	1,814,750	Buy	04/22/13	22,065	20,966	(1,099)
Bank of America	British Pound	102,000	Buy	02/19/13	161,775	165,671	3,896
Barclays Bank PLC	EU Euro	158,291	Buy	01/17/13	204,737	208,963	4,226
Barclays Bank PLC	EU Euro	188,008	Buy	01/17/13	244,130	248,193	4,063

See Accompanying Notes to Financial Statements

ING Franklin Mutual Shares Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Barclays Bank PLC	EU Euro	129,952	Buy	01/17/13	167,516	171,552	4,036
Barclays Bank PLC	EU Euro	111,534	Buy	01/17/13	144,208	147,239	3,031
Credit Suisse Group AG	EU Euro	100,714	Buy	01/17/13	132,614	132,955	341
Credit Suisse Group AG	British Pound	101,407	Buy	02/19/13	163,851	164,707	856
Credit Suisse Group AG	EU Euro	325,000	Buy	01/17/13	415,707	429,039	13,332
Credit Suisse Group AG	EU Euro	201,360	Buy	01/17/13	256,130	265,819	9,689
Credit Suisse Group AG	EU Euro	238,421	Buy	01/17/13	304,670	314,745	10,075
Credit Suisse Group AG	EU Euro	261,318	Buy	01/17/13	339,275	344,972	5,697
Credit Suisse Group AG	EU Euro	59,738	Buy	01/17/13	76,986	78,861	1,875
Credit Suisse Group AG	EU Euro	189,584	Buy	01/17/13	246,260	250,274	4,014
Credit Suisse Group AG	British Pound	172,067	Buy	02/19/13	277,563	279,475	1,912
Credit Suisse Group AG	EU Euro	126,273	Buy	01/17/13	162,588	166,696	4,108
Credit Suisse Group AG	EU Euro	155,664	Buy	01/17/13	200,136	205,495	5,359
Credit Suisse Group AG	EU Euro	111,534	Buy	01/17/13	144,210	147,238	3,028
Credit Suisse Group AG	EU Euro	108,221	Buy	01/17/13	140,798	142,865	2,067
Credit Suisse Group AG	EU Euro	146,133	Buy	01/17/13	191,197	192,913	1,716
Credit Suisse Group AG	Swiss Franc	1,900	Buy	02/11/13	2,032	2,079	47
Credit Suisse Group AG	Japanese Yen	1,659,200	Buy	04/22/13	20,136	19,169	(967)
Credit Suisse Group AG	Swiss Franc	1,332	Buy	02/11/13	1,432	1,458	26
Credit Suisse Group AG	EU Euro	38,919	Buy	01/17/13	47,038	51,378	4,340
Deutsche Bank AG	EU Euro	295,443	Buy	01/17/13	390,630	390,020	(610)
Deutsche Bank AG	EU Euro	46,046	Buy	01/17/13	60,671	60,786	115
Deutsche Bank AG	EU Euro	100,050	Buy	01/17/13	132,431	132,078	(353)
Deutsche Bank AG	British Pound	131,300	Buy	02/19/13	212,220	213,260	1,040
Deutsche Bank AG	British Pound	237,861	Buy	02/19/13	383,104	386,340	3,236
Deutsche Bank AG	EU Euro	169,000	Buy	01/17/13	219,257	223,100	3,843
Deutsche Bank AG	EU Euro	66,000	Buy	01/17/13	85,668	87,128	1,460
Deutsche Bank AG	EU Euro	248,016	Buy	01/17/13	321,565	327,411	5,846
Deutsche Bank AG	British Pound	165,933	Buy	02/19/13	267,725	269,513	1,788
Deutsche Bank AG	EU Euro	95,183	Buy	01/17/13	123,163	125,653	2,490
Deutsche Bank AG	EU Euro	92,101	Buy	01/17/13	118,799	121,584	2,785
Deutsche Bank AG	EU Euro	100,958	Buy	01/17/13	130,024	133,277	3,253
Deutsche Bank AG	EU Euro	111,534	Buy	01/17/13	144,207	147,239	3,032
Deutsche Bank AG	Japanese Yen	1,100,000	Buy	04/22/13	12,864	12,708	(156)
Deutsche Bank AG	EU Euro	90,000	Buy	01/17/13	113,337	118,811	5,474
Deutsche Bank AG	EU Euro	99,610	Buy	01/17/13	124,957	131,497	6,540
Deutsche Bank AG	British Pound	20,500	Buy	02/19/13	33,081	33,297	216
Deutsche Bank AG	Japanese Yen	2,436,950	Buy	04/22/13	30,739	28,155	(2,584)
Deutsche Bank AG	British Pound	470,000	Buy	02/19/13	752,174	763,386	11,212
Deutsche Bank AG	EU Euro	177,000	Buy	01/17/13	213,864	233,661	19,797
Deutsche Bank AG	EU Euro	299,470	Buy	01/17/13	364,290	395,336	31,046
HSBC	EU Euro	129,300	Buy	01/17/13	167,797	170,691	2,894
HSBC	EU Euro	72,155	Buy	01/17/13	93,071	95,253	2,182
HSBC	EU Euro	97,017	Buy	01/17/13	124,920	128,074	3,154
HSBC	EU Euro	148,000	Buy	01/17/13	191,447	195,378	3,931
HSBC	EU Euro	152,920	Buy	01/17/13	185,158	201,872	16,714
HSBC	Japanese Yen	1,866,600	Buy	04/22/13	23,453	21,565	(1,888)
Merrill Lynch & Co., Inc.	EU Euro	75,452	Buy	01/17/13	91,655	99,605	7,950
State Street	EU Euro	14,600	Buy	01/17/13	18,994	19,274	280
State Street	EU Euro	50,000	Buy	01/17/13	63,876	66,007	2,131
State Street	EU Euro	9,744	Buy	01/17/13	12,565	12,863	298

See Accompanying Notes to Financial Statements

ING Franklin Mutual Shares Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

State Street	British Pound	99,200	Buy	02/19/13	160,175	161,123	948
State Street	British Pound	62,210	Buy	02/19/13	100,988	101,043	55
Wells Fargo	Swiss Franc	1,800	Buy	02/11/13	1,889	1,970	81
Wells Fargo	British Pound	264,014	Buy	02/19/13	416,928	428,818	11,890

							$294,453

Bank of America	EU Euro	200,841	Sell	01/17/13	$259,905	$265,135	$(5,230)
Bank of America	British Pound	72,440	Sell	02/19/13	116,479	117,659	(1,180)
Bank of America	Swiss Franc	2,800	Sell	02/11/13	3,017	3,064	(47)
Bank of America	British Pound	84,098	Sell	02/19/13	134,857	136,594	(1,737)
Bank of America	British Pound	183,575	Sell	02/19/13	294,055	298,167	(4,112)
Bank of America	Swiss Franc	2,600	Sell	02/11/13	2,749	2,845	(96)
Bank of America	EU Euro	62,698	Sell	01/17/13	81,330	82,769	(1,439)
Bank of America	EU Euro	42,310	Sell	01/17/13	54,645	55,854	(1,209)
Bank of America	EU Euro	27,146	Sell	01/17/13	34,612	35,836	(1,224)
Bank of America	EU Euro	512,000	Sell	01/17/13	634,073	675,902	(41,829)
Bank of America	Swiss Franc	1,010	Sell	02/11/13	1,062	1,105	(43)
Bank of America	EU Euro	37,666	Sell	01/17/13	46,387	49,724	(3,337)
Bank of America	EU Euro	327,279	Sell	01/17/13	403,391	432,048	(28,657)
Bank of America	EU Euro	49,487	Sell	01/17/13	61,309	65,329	(4,020)
Bank of America	Swiss Franc	26,384	Sell	02/11/13	27,113	28,868	(1,755)
Bank of America	British Pound	647,820	Sell	02/19/13	1,014,546	1,052,206	(37,660)
Barclays Bank PLC	British Pound	45,894	Sell	02/19/13	73,643	74,543	(900)
Barclays Bank PLC	EU Euro	65,387	Sell	01/17/13	85,846	86,319	(473)
Barclays Bank PLC	Swiss Franc	990	Sell	02/11/13	1,042	1,083	(41)
Barclays Bank PLC	EU Euro	49,487	Sell	01/17/13	61,344	65,329	(3,985)
Barclays Bank PLC	EU Euro	50,000	Sell	01/17/13	61,870	66,006	(4,136)
Barclays Bank PLC	Swiss Franc	26,216	Sell	02/11/13	26,931	28,685	(1,754)
Barclays Bank PLC	British Pound	339,277	Sell	02/19/13	531,918	551,062	(19,144)
Barclays Bank PLC	British Pound	163,109	Sell	02/19/13	254,704	264,925	(10,221)
Credit Suisse Group AG	EU Euro	94,048	Sell	01/17/13	121,879	124,155	(2,276)
Credit Suisse Group AG	Swiss Franc	377	Sell	02/11/13	407	413	(6)
Credit Suisse Group AG	British Pound	3,103	Sell	02/19/13	4,970	5,040	(70)
Credit Suisse Group AG	British Pound	42,049	Sell	02/19/13	67,428	68,297	(869)
Credit Suisse Group AG	Swiss Franc	2,600	Sell	02/11/13	2,814	2,845	(31)
Credit Suisse Group AG	British Pound	92,871	Sell	02/19/13	149,462	150,843	(1,381)
Credit Suisse Group AG	Swiss Franc	1,187	Sell	02/11/13	1,264	1,299	(35)
Credit Suisse Group AG	EU Euro	42,310	Sell	01/17/13	54,643	55,854	(1,211)
Credit Suisse Group AG	EU Euro	15,825	Sell	01/17/13	19,647	20,890	(1,243)
Credit Suisse Group AG	EU Euro	19,663	Sell	01/17/13	24,194	25,957	(1,763)
Credit Suisse Group AG	EU Euro	49,954	Sell	01/17/13	61,475	65,945	(4,470)
Deutsche Bank AG	British Pound	337,051	Sell	02/19/13	542,383	547,447	(5,064)
Deutsche Bank AG	British Pound	49,173	Sell	02/19/13	78,716	79,868	(1,152)
Deutsche Bank AG	Swiss Franc	1,005	Sell	02/11/13	1,066	1,099	(33)
Deutsche Bank AG	Japanese Yen	3,010,000	Sell	04/22/13	34,988	34,775	213
Deutsche Bank AG	EU Euro	43,591	Sell	01/17/13	57,289	57,545	(256)
Deutsche Bank AG	EU Euro	67,865	Sell	01/17/13	86,607	89,590	(2,983)
Deutsche Bank AG	EU Euro	96,582	Sell	01/17/13	122,142	127,500	(5,358)
Deutsche Bank AG	EU Euro	80,000	Sell	01/17/13	99,791	105,610	(5,819)
HSBC	Swiss Franc	1,699	Sell	02/11/13	1,837	1,859	(22)
HSBC	EU Euro	13,450	Sell	01/17/13	17,232	17,755	(523)
HSBC	EU Euro	90,486	Sell	01/17/13	115,852	119,453	(3,601)
HSBC	Japanese Yen	3,785,050	Sell	04/22/13	46,676	43,729	2,947
HSBC	EU Euro	326,671	Sell	01/17/13	402,390	431,245	(28,855)
HSBC	EU Euro	12,984	Sell	01/17/13	16,093	17,140	(1,047)
HSBC	EU Euro	34,881	Sell	01/17/13	43,215	46,047	(2,832)
HSBC	Japanese Yen	55,220,250	Sell	04/22/13	697,798	637,963	59,835
HSBC	EU Euro	18,452,059	Sell	01/17/13	22,628,406	24,358,940	(1,730,534)
HSBC	British Pound	21,899,676	Sell	02/19/13	34,327,742	35,569,996	(1,242,254)

See Accompanying Notes to Financial Statements

ING Franklin Mutual Shares Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

HSBC	British Pound	225,015	Sell	02/19/13	353,310	365,475	(12,165)
HSBC	British Pound	169,638	Sell	02/19/13	266,170	275,530	(9,360)
Merrill Lynch & Co., Inc.	EU Euro	163,640	Sell	01/17/13	201,619	216,024	(14,405)
Merrill Lynch & Co., Inc.	EU Euro	141,817	Sell	01/17/13	175,383	187,216	(11,833)
Merrill Lynch & Co., Inc.	EU Euro	25,968	Sell	01/17/13	32,167	34,281	(2,114)
Merrill Lynch & Co., Inc.	EU Euro	259,327	Sell	01/17/13	320,681	342,343	(21,662)
Merrill Lynch & Co., Inc.	British Pound	163,109	Sell	02/19/13	254,763	264,925	(10,162)
Standard Chartered Bank	EU Euro	40,546	Sell	01/17/13	50,458	53,525	(3,067)

							$(3,239,690)

A Summary of derivative Instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Asset Derivatives

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$368,486

Total Asset Derivatives		$368,486

Liability Derivatives

Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$3,313,723

Total Liability Derivatives		$3,313,723

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Written options	Total

Equity contracts	$-	$100,840	$100,840
Foreign exchange contracts	3,862,845	-	3,862,845

Total	$3,862,845	$100,840	$3,963,685

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Written options	Total

Equity contracts	$-	$7,950	$7,950
Foreign exchange contracts	(5,886,870)	-	(5,886,870)

Total	$(5,886,870)	$7,950	$(5,878,920)

* Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.8%
		Consumer Discretionary: 16.7%
126,920		Allison Transmission Holdings, Inc.	2,591,707	0.6
228,430		American Eagle Outfitters	4,685,099	1.0
33,900	L	American Greetings Corp.	572,571	0.1
36,500		Ameristar Casinos, Inc.	957,760	0.2
2,300	@	Arctic Cat, Inc.	76,797	0.0
1,600	@	Biglari Holdings, Inc.	624,032	0.1
7,600	@	Bloomin’ Brands, Inc.	118,864	0.0
20,000	@	Bridgepoint Education, Inc.	206,000	0.1
108,370		Brinker International, Inc.	3,358,386	0.7
58,600		Brown Shoe Co., Inc.	1,076,482	0.2
48,290		Brunswick Corp.	1,404,756	0.3
47,100	@	Cabela’s, Inc.	1,966,425	0.4
4,900	@	Capella Education Co.	138,327	0.0
20,800	@	Carmike Cinemas, Inc.	312,000	0.1
7,600		Carriage Services, Inc.	90,212	0.0
109,270		Chico’s FAS, Inc.	2,017,124	0.4
123,150		Cinemark Holdings, Inc.	3,199,437	0.7
2,700	@,L	Coinstar, Inc.	140,427	0.0
66,600	@,L	Conn’s, Inc.	2,043,288	0.4
77,200		Cooper Tire & Rubber Co.	1,957,792	0.4
49,600	@	Corinthian Colleges, Inc.	121,024	0.0
51,385		Cracker Barrel Old Country Store	3,302,000	0.7
274		CSS Industries, Inc.	5,998	0.0
58,630	@,L	Deckers Outdoor Corp.	2,361,030	0.5
12,200	@	Del Frisco’s Restaurant Group, Inc.	190,198	0.0
22,800		Dillard’s, Inc.	1,909,956	0.4
12,800	@	DineEquity, Inc.	857,600	0.2
41,200	@	Domino’s Pizza, Inc.	1,794,260	0.4
45,809	@	Drew Industries, Inc.	1,477,340	0.3
57,700	@	Entercom Communications Corp.	402,746	0.1
36,100	@	Express, Inc.	544,749	0.1
16,500		Finish Line	312,345	0.1
8,400	@	Five Below, Inc.	269,136	0.1
40,900	@	G-III Apparel Group Ltd.	1,400,007	0.3
50,500	@	Helen of Troy Ltd.	1,686,195	0.4
141,329	@	Iconix Brand Group, Inc.	3,154,463	0.7
69,721	@	Jarden Corp.	3,604,576	0.8
45,800	@	Journal Communications, Inc.	247,778	0.1
435	@	Kayak Software Corp.	17,278	0.0
35,400	L	KB Home	559,320	0.1
44,700	@	Leapfrog Enterprises, Inc.	385,761	0.1
7,400	@	Libbey, Inc.	143,190	0.0
26,300		Lifetime Brands, Inc.	279,043	0.1
69,975	@	Lin TV Corp.	526,912	0.1
5,000		Mac-Gray Corp.	62,750	0.0
9,900		MDC Holdings, Inc.	363,924	0.1
99,500	@	Monarch Casino & Resort, Inc.	1,085,545	0.2
39,636		Morningstar, Inc.	2,490,330	0.5
1,500	@	Multimedia Games, Inc.	22,065	0.0
5,200		Nacco Industries, Inc.	315,588	0.1
132,300		OfficeMax, Inc.	1,291,248	0.3
3,900		Oxford Industries, Inc.	180,804	0.0
71,370	@	Papa John’s International, Inc.	3,921,068	0.9
92,790	@	Penn National Gaming, Inc.	4,556,917	1.0

29,400	@	Perry Ellis International, Inc.	585,060	0.1
62,920		Pool Corp.	2,662,775	0.6
36,800		Rent-A-Center, Inc.	1,264,448	0.3
3,500	@,L	Restoration Hardware Holdings, Inc.	118,055	0.0
7,500		RG Barry Corp.	106,275	0.0
55,808	@	Ruth’s Hospitality Group, Inc.	405,724	0.1
96,440	@	SHFL Entertainment, Inc.	1,398,380	0.3
3,600	@	Shutterstock, Inc.	93,600	0.0
93,300		Sinclair Broadcast Group, Inc.	1,177,446	0.3
41,100	@,L	Smith & Wesson Holding Corp.	346,884	0.1
61,600	@	Sonic Corp.	641,256	0.1
42,300		Standard Motor Products, Inc.	939,906	0.2
3,000	L	Sturm Ruger & Co., Inc.	136,200	0.0
6,100	@	Tilly’s, Inc.	82,289	0.0
52,900	@	Tuesday Morning Corp.	330,625	0.1
41,080	@	VOXX International Corp.	276,468	0.1
			77,946,021	16.7

		Consumer Staples: 2.0%
21,500		B&G Foods, Inc.	608,665	0.1
3,700		Coca-Cola Bottling Co. Consolidated	246,050	0.1
18,200	@	Darling International, Inc.	291,928	0.1
7,700	@	Elizabeth Arden, Inc.	346,577	0.1
9,900	@	Fresh Del Monte Produce, Inc.	260,865	0.1
51,820		J&J Snack Foods Corp.	3,313,371	0.7
8,400	@	John B Sanfilippo & Son, Inc.	152,712	0.0
11,200		Nash Finch Co.	238,336	0.1
30,900	@	Prestige Brands Holdings, Inc.	618,927	0.1
14,700	@	Revlon, Inc. - Class A	213,150	0.0
8,800		Sanderson Farms, Inc.	418,440	0.1
77,100		Spartan Stores, Inc.	1,184,256	0.3
91,900	L	Supervalu, Inc.	226,993	0.1
16,900	@,L	USANA Health Sciences, Inc.	556,517	0.1
5,600		Village Super Market	184,016	0.0
13,500	@	WhiteWave Foods Co.	209,790	0.0
			9,070,593	2.0

		Energy: 6.1%
6,400		Alon USA Energy, Inc.	115,776	0.0
66,435	@	Approach Resources, Inc.	1,661,539	0.4
7,300	@,L	Bonanza Creek Energy, Inc.	202,867	0.0
30,000	@	C&J Energy Services, Inc.	643,200	0.1

See Accompanying Notes to Financial Statements

ING JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

47,000	@	Callon Petroleum Co.	220,900	0.0
72,560		Cimarex Energy Co.	4,188,889	0.9
300	@	Clayton Williams Energy, Inc.	12,000	0.0
9,900	@	Cloud Peak Energy, Inc.	191,367	0.0
18,300		Delek US Holdings, Inc.	463,356	0.1
18,900	@	Diamondback Energy, Inc.	361,368	0.1
34,400	@	Energy XXI Bermuda Ltd.	1,107,336	0.2
77,200	@	EPL Oil & Gas, Inc.	1,740,860	0.4
33,600	L	EXCO Resources, Inc.	227,472	0.1
33,100	@	Forum Energy Technologies, Inc.	819,225	0.2
26,100		Gulfmark Offshore, Inc.	899,145	0.2
17,000	@	Gulfport Energy Corp.	649,740	0.1
33,400	@	Helix Energy Solutions Group, Inc.	689,376	0.2
18,600	@	McMoRan Exploration Co.	298,530	0.1
21,620	@,L	Miller Energy Resources, Inc.	85,615	0.0
278,980		Patterson-UTI Energy, Inc.	5,197,397	1.1
19,200	@	Renewable Energy Group, Inc.	112,512	0.0
245,030	@,L	Resolute Energy Corp.	1,992,094	0.4
11,800	@	Saratoga Resources, Inc.	41,772	0.0
35,146	@	Superior Energy Services	728,225	0.2
63,270		Tidewater, Inc.	2,826,904	0.6
54,900	@	Vaalco Energy, Inc.	474,885	0.1
52,900		W&T Offshore, Inc.	847,987	0.2
34,500	@	Warren Resources, Inc.	96,945	0.0
47,700	L	Western Refining, Inc.	1,344,663	0.3
8,000		World Fuel Services Corp.	329,360	0.1
			28,571,305	6.1

		Financials: 22.8%
2,700		Agree Realty Corp.	72,333	0.0
1,100		Alliance Financial Corp.	47,861	0.0
12,077		American Campus Communities, Inc.	557,112	0.1
115,100		American Equity Investment Life Holding Co.	1,405,371	0.3
12,200	@	American Safety Insurance Holdings Ltd.	230,824	0.1
215,900		Anworth Mortgage Asset Corp.	1,247,902	0.3
48,300		Ashford Hospitality Trust, Inc.	507,633	0.1
20,100	@	Aspen Insurance Holdings Ltd.	644,808	0.1
6,400	@	Asset Acceptance Capital Corp.	28,800	0.0
385,230		Associated Banc-Corp.	5,054,218	1.1
3,400		BankFinancial Corp.	25,228	0.0
36,300		BBCN Bancorp, Inc.	419,991	0.1
46,750		BGC Partners, Inc.	161,755	0.0
9,600	@	Banco Latinoamericano de Exportaciones S.A.	206,976	0.1
6,300	@	BofI Holding, Inc.	175,581	0.0
3,700		Bridge Bancorp, Inc.	75,258	0.0

7,800		OceanFirst Financial Corp.	107,250	0.0
146,905		Calamos Asset Management, Inc.	1,552,786	0.3
40,700		Capital Lease Funding, Inc.	226,699	0.1
139,300		Capstead Mortgage Corp.	1,597,771	0.4
11,002		Cardinal Financial Corp.	179,003	0.0
3,600	@	Cascade Bancorp	22,536	0.0
10,100		Cash America International, Inc.	400,667	0.1
21,300		Cathay General Bancorp.	415,350	0.1
39,800		CBL & Associates Properties, Inc.	844,158	0.2
4,100		Center Bancorp, Inc.	47,478	0.0
21,200		Chesapeake Lodging Trust	442,656	0.1
12,300		Citizens & Northern Corp.	232,470	0.1
19,300	@	Citizens Republic Bancorp, Inc.	366,121	0.1
10,300	L	City Holding Co.	358,955	0.1
147,400		CNO Financial Group, Inc.	1,375,242	0.3
9,215		Colonial Properties Trust	196,925	0.0
14,300		Community Bank System, Inc.	391,248	0.1
4,170		Community Trust Bancorp., Inc.	136,693	0.0
31,700		Coresite Realty Corp.	876,822	0.2
60,600	@	Cowen Group, Inc.	148,470	0.0
7,100		Crawford & Co.	56,658	0.0
79,525		DCT Industrial Trust, Inc.	516,117	0.1
26,025		DDR Corp.	407,551	0.1
50,992	@	DFC Global Corp.	943,862	0.2
7,939	@	Diamond Hill Investment Group, Inc.	538,741	0.1
10,300		East-West Bancorp., Inc.	221,347	0.1
89,491		EastGroup Properties, Inc.	4,815,511	1.0
64,200		Education Realty Trust, Inc.	683,088	0.2
44,254	@	eHealth, Inc.	1,216,100	0.3
54,300	@	Encore Capital Group, Inc.	1,662,666	0.4
4,446	@	Fidelity Southern Corp.	42,459	0.0
13,000		Financial Institutions, Inc.	242,190	0.1
138,900		First Commonwealth Financial Corp.	947,298	0.2
15,600		First Community Bancshares, Inc.	249,132	0.1
144,442		First Financial Bancorp.	2,111,742	0.5
116,175	@	First Industrial Realty Trust, Inc.	1,635,744	0.4
12,100		First Merchants Corp.	179,564	0.0
9,553		First of Long Island Corp.	270,541	0.1
71,966		First Republic Bank	2,359,045	0.5
70,022	@	FirstService Corp.	1,978,822	0.4
39,900		FNB Corp.	423,738	0.1
95,700		Glacier Bancorp., Inc.	1,407,747	0.3

See Accompanying Notes to Financial Statements

ING JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

16,684		Gladstone Capital Corp.	136,141	0.0
23,600		Glimcher Realty Trust	261,724	0.1
60,320		Greenhill & Co., Inc.	3,136,037	0.7
93,050	@	Hanmi Financial Corp.	1,264,549	0.3
12,600		Heartland Financial USA, Inc.	329,490	0.1
246,324	@	HFF, Inc.	3,670,228	0.8
4,200		Home Properties, Inc.	257,502	0.1
15,230	@	HomeStreet, Inc.	389,126	0.1
4,700		Horace Mann Educators Corp.	93,812	0.0
12,400		Huntington Bancshares, Inc.	79,236	0.0
38,259		IBERIABANK Corp.	1,879,282	0.4
1,400		IDT Corp.	13,356	0.0
287,000		Janus Capital Group, Inc.	2,445,240	0.5
51,660		JMP Group, Inc.	313,576	0.1
48,155		KCAP Financial, Inc.	442,544	0.1
6,938		Lakeland Bancorp, Inc.	70,629	0.0
5,600		Lakeland Financial Corp.	144,704	0.0
17,000		LaSalle Hotel Properties	431,630	0.1
140,399	L	Lexington Realty Trust	1,467,170	0.3
10,700		LTC Properties, Inc.	376,533	0.1
11,200		MainSource Financial Group, Inc.	141,904	0.0
17,100		Manning & Napier, Inc.	215,460	0.1
30,500		Meadowbrook Insurance Group, Inc.	176,290	0.0
10,200	@	MetroCorp Bancshares, Inc.	112,098	0.0
65,090		Mid-America Apartment Communities, Inc.	4,214,578	0.9
3,900		Mission West Properties	35,529	0.0
3,800	@	Montpelier Re Holdings Ltd.	86,868	0.0
18,700		National Bank Holdings Corp.	355,113	0.1
3,800		National Bankshares, Inc.	123,082	0.0
48,900	@	National Financial Partners Corp.	838,146	0.2
131,120		National Retail Properties, Inc.	4,090,944	0.9
5,600		NBT Bancorp., Inc.	113,512	0.0
20,500		Nelnet, Inc.	610,695	0.1
60,900	@	Ocwen Financial Corp.	2,106,531	0.5
95,000		Omega Healthcare Investors, Inc.	2,265,750	0.5
45,400		Oriental Financial Group	606,090	0.1
15,000		PacWest Bancorp	371,700	0.1
26,200	@	Park Sterling Corp.	137,026	0.0
8,700		Parkway Properties, Inc.	121,713	0.0
58,600		Pennsylvania Real Estate Investment Trust	1,033,704	0.2
8,200		Peoples Bancorp., Inc.	167,526	0.0
79,200	@	PHH Corp.	1,801,800	0.4
26,500	@	Pinnacle Financial Partners, Inc.	499,260	0.1
10,700	@	Piper Jaffray Cos.	343,791	0.1
6,900	@	Portfolio Recovery Associates, Inc.	737,334	0.2

7,700	@	Preferred Bank/Los Angeles CA	109,340	0.0
126,820		ProAssurance Corp.	5,350,536	1.2
3,983		Prospect Capital Corp.	43,295	0.0
4,100		Prosperity Bancshares, Inc.	172,200	0.0
6,500		PS Business Parks, Inc.	422,370	0.1
7,700		Ramco-Gershenson Properties	102,487	0.0
46,000	@	Realogy Holdings Corp.	1,930,160	0.4
55,600		Redwood Trust, Inc.	939,084	0.2
1,700		Renasant Corp.	32,538	0.0
4,557		Republic Bancorp., Inc.	96,289	0.0
194,221		RLJ Lodging Trust	3,762,061	0.8
9,900		Selective Insurance Group	190,773	0.0
15,200		Sierra Bancorp.	173,736	0.0
6,634	L	Southside Bancshares, Inc.	139,712	0.0
42,400	@	Southwest Bancorp., Inc.	474,880	0.1
4,000		Stewart Information Services Corp.	104,000	0.0
3,900		Sun Communities, Inc.	155,571	0.0
37,200		Susquehanna Bancshares, Inc.	389,856	0.1
4,200	@	SVB Financial Group	235,074	0.1
19,790	@	SWS Group, Inc.	104,689	0.0
9,800	@	Texas Capital Bancshares, Inc.	439,236	0.1
17,900		Trustco Bank Corp.	94,512	0.0
272,432		Umpqua Holdings Corp.	3,211,973	0.7
3,308	@	Validus Holdings Ltd.	114,391	0.0
7,300		WesBanco, Inc.	162,206	0.0
11,700		West BanCorp., Inc.	126,126	0.0
194,533	@	Western Alliance Bancorp.	2,048,432	0.4
182,900	@	Wilshire Bancorp., Inc.	1,073,623	0.2
25,600	@,L	World Acceptance, Corp.	1,908,736	0.4
			106,307,453	22.8

		Health Care: 9.0%
3,900	@	Abiomed, Inc.	52,494	0.0
12,800	@	Acadia Healthcare Co., Inc.	298,624	0.1
94,400	@	Achillion Pharmaceuticals, Inc.	757,088	0.2
26,800	@,L	Aegerion Pharmaceuticals, Inc.	680,452	0.1
29,500	@	Affymax, Inc.	560,500	0.1
2,400	@	Almost Family, Inc.	48,624	0.0
67,823	@	Amsurg Corp.	2,035,368	0.4
100,300	@	Ariad Pharmaceuticals, Inc.	1,923,754	0.4
23,000	@	Cambrex Corp.	261,740	0.1
57,200		Cantel Medical Corp.	1,700,556	0.4
19,100	@	Celldex Therapeutics, Inc.	128,161	0.0
32,400	@	Centene Corp.	1,328,400	0.3
37,500	@,L	ChemoCentryx, Inc.	410,250	0.1
24,157	@,L	Cumberland Pharmaceuticals, Inc.	101,460	0.0
23,300	@	Durata Therapeutics, Inc.	178,012	0.0
49,800	@	Five Star Quality Care, Inc.	249,498	0.1

See Accompanying Notes to Financial Statements

ING JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

36,800	@	Genomic Health, Inc.	1,003,168	0.2
17,600	@	Gentiva Health Services, Inc.	176,880	0.0
54,300	@	Greatbatch, Inc.	1,261,932	0.3
51,800	@	Halozyme Therapeutics, Inc.	347,578	0.1
269,800	@	Idenix Pharmaceuticals, Inc.	1,308,530	0.3
27,350	@	Idexx Laboratories, Inc.	2,538,080	0.5
31,700	@	Impax Laboratories, Inc.	649,533	0.1
36,300	@,L	Incyte Corp., Ltd.	602,943	0.1
21,500	@	Infinity Pharmaceuticals, Inc.	752,500	0.2
27,400	@	Insulet Corp.	581,428	0.1
30,900		Invacare Corp.	503,670	0.1
18,100	@,L	MAKO Surgical Corp.	232,947	0.0
72,300	@	MedAssets, Inc.	1,212,471	0.3
14,100	@	Medivation, Inc.	721,356	0.2
19,300	@	Molina Healthcare, Inc.	522,258	0.1
33,200	@	Momenta Pharmaceuticals, Inc.	391,096	0.1
24,180	@	MWI Veterinary Supply, Inc.	2,659,800	0.6
20,000	@	NuVasive, Inc.	309,200	0.1
83,000	@	Omnicell, Inc.	1,234,210	0.3
19,600	@	Orthofix International NV	770,868	0.2
12,250		Owens & Minor, Inc.	349,248	0.1
29,300	@	Pharmacyclics, Inc.	1,696,470	0.4
12,600	@,L	PhotoMedex, Inc.	182,826	0.0
179,780	@	PSS World Medical, Inc.	5,192,046	1.1
5,600	@,L	Raptor Pharmaceutical Corp.	32,760	0.0
117,100	@	RTI Biologics, Inc.	500,017	0.1
132,500	@	Select Medical Holdings Corp.	1,249,475	0.3
10,400	@	Sirona Dental Systems, Inc.	670,384	0.1
126,700	@	Skilled Healthcare Group, Inc.	807,079	0.2
2,900	@	Synta Pharmaceuticals Corp.	26,158	0.0
173,800	@	Threshold Pharmaceuticals, Inc.	731,698	0.2
9,400	@	Triple-S Management Corp.	173,618	0.0
8,000	@	Viropharma, Inc.	182,080	0.0
29,780	@	WellCare Health Plans, Inc.	1,449,988	0.3
			41,739,276	9.0

		Industrials: 16.4%
400		AAR Corp.	7,472	0.0
137,176	@	ACCO Brands Corp.	1,006,872	0.2
32,900		Actuant Corp.	918,239	0.2
16,800		Acuity Brands, Inc.	1,137,864	0.2
51,100	@	Alaska Air Group, Inc.	2,201,899	0.5
57,378		Altra Holdings, Inc.	1,265,185	0.3
22,175		Applied Industrial Technologies, Inc.	931,572	0.2
7,100	@	Argan, Inc.	127,800	0.0
22,525	@	Atlas Air Worldwide Holdings, Inc.	998,083	0.2
6,800	@	Avis Budget Group, Inc.	134,776	0.0
15,700		Barnes Group, Inc.	352,622	0.1
5,467		Barrett Business Services, Inc.	208,238	0.1

8,900	@	Beacon Roofing Supply, Inc.	296,192	0.1
13,700		Ceco Environmental Corp.	136,315	0.0
26,000		Celadon Group, Inc.	469,820	0.1
233,600	@,L	Cenveo, Inc.	630,720	0.1
13,000	@	Columbus McKinnon Corp.	214,760	0.1
145,883		Comfort Systems USA, Inc.	1,773,937	0.4
3,600		Courier Corp.	39,600	0.0
3,500		Curtiss-Wright Corp.	114,905	0.0
75,600		Deluxe Corp.	2,437,344	0.5
141,960		Douglas Dynamics, Inc.	2,042,805	0.4
29,900		EMCOR Group, Inc.	1,034,839	0.2
1,800	@	Energy Solutions, Inc.	5,616	0.0
19,500	@	EnerSys	733,785	0.2
37,500	@	EnPro Industries, Inc.	1,533,750	0.3
15,100	@	Esterline Technologies Corp.	960,511	0.2
42,200	@	Federal Signal Corp.	321,142	0.1
53,217		Forward Air Corp.	1,863,127	0.4
2,400		Freightcar America, Inc.	53,808	0.0
117,100	@	Gencorp, Inc.	1,071,465	0.2
16,500	@	Generac Holdings, Inc.	566,115	0.1
3,025	@	Gibraltar Industries, Inc.	48,158	0.0
5,100	@	GP Strategies Corp.	105,315	0.0
189,021		Herman Miller, Inc.	4,048,830	0.9
10,600		Hyster-Yale Materials Handling, Inc.	517,280	0.1
17,600	@	Kadant, Inc.	466,576	0.1
121,090		KAR Auction Services, Inc.	2,450,862	0.5
5,300		Kelly Services, Inc.	83,422	0.0
76,200		Kimball International, Inc.	884,682	0.2
163,910		Knight Transportation, Inc.	2,398,003	0.5
32,100		Knoll, Inc.	493,056	0.1
14,700		LB Foster Co.	638,568	0.1
21,000	@	LMI Aerospace, Inc.	406,140	0.1
15,400	@	Mastec, Inc.	383,922	0.1
6,900		Michael Baker Corp.	172,017	0.0
26,500	@	NN, Inc.	242,740	0.1
10,200	@	Park-Ohio Holdings Corp.	217,362	0.1
15,500	@	Performant Financial Corp.	156,550	0.0
3,000	@	Proto Labs, Inc.	118,260	0.0
64,300	L	Quad/Graphics, Inc.	1,311,077	0.3
59,300	@	Quality Distribution, Inc.	355,800	0.1
91,461	@	RBC Bearings, Inc.	4,579,452	1.0
59,190		Regal-Beloit Corp.	4,171,119	0.9
75,300	@	Republic Airways Holdings, Inc.	427,704	0.1
167,509	@,L	Rexnord Corp.	3,567,942	0.8
7,200		Robbins & Myers, Inc.	428,040	0.1
2,600	@	RPX Corp.	23,504	0.0
28,100	@	SeaCube Container Leasing Ltd.	529,685	0.1
31,600		Skywest, Inc.	393,736	0.1
2,500		Standex International Corp.	128,225	0.0
41,600	@	Swift Transporation Co.	379,392	0.1
21,600		Sypris Solutions, Inc.	85,536	0.0
5,100	@	Team, Inc.	194,004	0.0
75,600		Toro Co.	3,249,288	0.7

See Accompanying Notes to Financial Statements

ING JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

25,920	@	TransDigm Group, Inc.	3,534,451	0.8
26,000	@	Trimas Corp.	726,960	0.2
29,650		Triumph Group, Inc.	1,936,145	0.4
3,400		Unifirst Corp.	249,288	0.1
8,900	@	United Rentals, Inc.	405,128	0.1
10,900		United Stationers, Inc.	337,791	0.1
7,000	@	Universal Truckload Services, Inc.	127,750	0.0
6,200		VSE Corp.	151,962	0.0
2,500	@	Wabash National Corp.	22,425	0.0
24,100		Wabtec Corp.	2,109,714	0.5
199,365		Waste Connections, Inc.	6,736,543	1.5
3,200		Watts Water Technologies, Inc.	137,568	0.0
35,400	@	Wesco Aircraft Holdings, Inc.	467,634	0.1
			76,190,784	16.4

		Information Technology: 11.4%
132,970	@,L	Active Network, Inc.	652,883	0.1
37,723	@	Actuate Corp.	211,249	0.1
66,400	@,L	Amkor Technology, Inc.	282,200	0.1
72,930	@	Anixter International, Inc.	4,666,061	1.0
64,920	@	Arris Group, Inc.	969,905	0.2
67,700	@	Aspen Technology, Inc.	1,871,228	0.4
10,900	@	Audience, Inc.	113,251	0.0
2,300	@	AVG Technologies	36,409	0.0
39,200	@	Aviat Networks, Inc.	128,968	0.0
8,100	@	Bazaarvoice, Inc.	75,735	0.0
19,400		Black Box Corp.	472,196	0.1
18,300		Brooks Automation, Inc.	147,315	0.0
21,700	@	CACI International, Inc.	1,194,151	0.3
17,600	@	CalAmp Corp.	146,432	0.0
60,300	@	Cirrus Logic, Inc.	1,746,891	0.4
10,900		Comtech Telecommunications	276,642	0.1
69,900	@	CSG Systems International	1,270,782	0.3
6,800	@,L	Demandware, Inc.	185,776	0.0
210,811	@	Dice Holdings, Inc.	1,935,245	0.4
18,500	L	Ebix, Inc.	297,295	0.1
21,600	@	Eloqua, Inc.	509,544	0.1
57,230	@	Entegris, Inc.	525,371	0.1
30,000	@	Entropic Communications, Inc.	158,700	0.0
13,600	@	Envivio, Inc.	23,120	0.0
5,000	@	ExactTarget, Inc.	100,000	0.0
4,925		FEI Co.	273,140	0.1
24,200	@	First Solar, Inc.	747,296	0.2
135,060	@,L	Freescale Semiconductor Holdings Ltd.	1,487,011	0.3
12,500	@,L	Fusion-io, Inc.	286,625	0.1
4,200	@	Gartner, Inc.	193,284	0.1
18,700	@	Global Cash Access, Inc.	146,608	0.0
57,700	@,L	Glu Mobile, Inc.	132,133	0.0
178,800	@,L	GT Advanced Technologies, Inc.	539,976	0.1
3,800	@	Guidewire Software, Inc.	112,936	0.0
38,300	@	Imperva, Inc.	1,207,599	0.3
9,500	@	Infoblox, Inc.	170,715	0.0
12,700	@	Insight Enterprises, Inc.	220,599	0.1
13,900	@	Integrated Silicon Solution, Inc.	125,100	0.0
23,900	@	Intermolecular, Inc.	212,710	0.1
13,700	@	Key Tronic Corp.	140,288	0.0
32,950	@	Lattice Semiconductor Corp.	131,470	0.0
6,800		Littelfuse, Inc.	419,628	0.1

4,800	@	M/A-COM Technology Solutions Holdings, Inc.	71,856	0.0
4,800	@	Manhattan Associates, Inc.	289,632	0.1
5,600		Mantech International Corp.	145,264	0.0
5,300		MAXIMUS, Inc.	335,066	0.1
3,200	@	Measurement Specialties, Inc.	109,952	0.0
10,400		Micrel, Inc.	98,800	0.0
69,060	@	Micros Systems, Inc.	2,930,906	0.6
87,425		Monotype Imaging Holdings, Inc.	1,397,052	0.3
34,100	@	Nanometrics, Inc.	491,722	0.1
5,700	@	Netgear, Inc.	224,694	0.1
10,400	@	Netscout Systems, Inc.	270,296	0.1
21,597	@	NetSuite, Inc.	1,453,478	0.3
18,900	@	Newport Corp.	254,205	0.1
5,800	@	Oplink Communications, Inc.	90,364	0.0
2,500	@,L	Palo Alto Networks, Inc.	133,800	0.0
24,160	@	Parametric Technology Corp.	543,842	0.1
40,800	@	Peregrine Semiconductor Corp.	624,648	0.1
18,700	@	Photronics, Inc.	111,452	0.0
13,700		Plantronics, Inc.	505,119	0.1
5,300	@	Plexus Corp.	136,740	0.0
75,100	@	PMC - Sierra, Inc.	391,271	0.1
24,200	@	Polycom, Inc.	253,132	0.1
115,900	@	Power-One, Inc.	476,349	0.1
15,000	@	Progress Software Corp.	314,850	0.1
2,600	@	Proofpoint, Inc.	32,006	0.0
22,895	@	Radisys Corp.	68,227	0.0
4,200	@	Rovi Corp.	64,806	0.0
25,800	@	Ruckus Wireless, Inc.	581,274	0.1
34,830	@	SciQuest, Inc.	552,404	0.1
68,700	@	Skyworks Solutions, Inc.	1,394,610	0.3
16,650	@	SolarWinds, Inc.	873,293	0.2
40,120		Solera Holdings, Inc.	2,145,216	0.5
22,400	@	Splunk, Inc.	650,048	0.1
8,900	@	SS&C Technologies Holdings, Inc.	205,768	0.1
8,100	@	Synaptics, Inc.	242,757	0.1
32,500	@	SYNNEX Corp.	1,117,350	0.2
135,600	@	Take-Two Interactive Software, Inc.	1,492,956	0.3
28,300	@	TeleNav, Inc.	225,834	0.1
9,700	@	TeleTech Holdings, Inc.	172,660	0.0
11,800	@	TIBCO Software, Inc.	259,718	0.1
43,742	@,L	Trulia, Inc.	710,370	0.2
17,300	@	TTM Technologies, Inc.	159,160	0.0
29,500	@	Ultra Clean Holdings	144,845	0.0
89,120	@	Unisys Corp.	1,541,776	0.3
284,453		United Online, Inc.	1,590,092	0.3
13,800	@	Vantiv, Inc.	281,796	0.1
18,868	@	VeriFone Holdings, Inc.	560,002	0.1
12,300	@	Websense, Inc.	184,992	0.0

See Accompanying Notes to Financial Statements

ING JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

1,200	@	WEX, Inc.	90,444	0.0
5,900	@,L	Workday, Inc.	321,550	0.1
43,265	@,L	Zillow, Inc.	1,200,604	0.3
			53,063,515	11.4

		Materials: 7.3%
4,600	@	AEP Industries, Inc.	272,458	0.1
29,340		Airgas, Inc.	2,678,449	0.6
81,350		Aptargroup, Inc.	3,882,022	0.8
47,100	@	Berry Plastics Group, Inc.	757,368	0.2
13,100	@	Boise, Inc.	104,145	0.0
36,200		Buckeye Technologies, Inc.	1,039,302	0.2
50,000	@	Coeur d’Alene Mines Corp.	1,230,000	0.3
30,100		Compass Minerals International, Inc.	2,248,771	0.5
112,270	@	Crown Holdings, Inc.	4,132,659	0.9
2,400		FutureFuel Corp.	28,416	0.0
34,900		Georgia Gulf Corp.	1,440,672	0.3
90,800	@	Graphic Packaging Holding Co.	586,568	0.1
14,700		HB Fuller Co.	511,854	0.1
98,900	@	Headwaters, Inc.	846,584	0.2
17,500		Hecla Mining Co.	102,025	0.0
3,100	@	Innospec, Inc.	106,919	0.0
20,900		Koppers Holdings, Inc.	797,335	0.2
37,900	@	Omnova Solutions, Inc.	265,679	0.1
31,500		PolyOne Corp.	643,230	0.1
30,100	@,L	Resolute Forest Products	398,524	0.1
36,500	@	Revett Minerals, Inc.	102,930	0.0
19,100		Rock-Tenn Co.	1,335,281	0.3
47,320		Scotts Miracle-Gro Co.	2,084,446	0.4
165,490		Silgan Holdings, Inc.	6,882,729	1.5
32,600	@,L	US Silica Holdings, Inc.	545,398	0.1
41,050		Worthington Industries	1,066,889	0.2
			34,090,653	7.3

		Telecommunication Services: 0.2%
17,000		Consolidated Communications Holdings, Inc.	270,640	0.1
65,400	@	Premier Global Services, Inc.	639,612	0.1
80,800	@	Vonage Holdings Corp.	191,496	0.0
			1,101,748	0.2

		Utilities: 2.9%
1,278		AGL Resources, Inc.	51,082	0.0
3,000		Artesian Resources Corp.	67,290	0.0
3,000		Chesapeake Utilities Corp.	136,200	0.0
30,800		El Paso Electric Co.	982,828	0.2
10,800		Empire District Electric Co.	220,104	0.1
1,400		Genie Energy Ltd	9,940	0.0
17,900		Idacorp, Inc.	775,965	0.2
10,400		Laclede Group, Inc.	401,544	0.1
6,200		MGE Energy, Inc.	315,890	0.1
15,050		New Jersey Resources Corp.	596,281	0.1
69,620		Northwest Natural Gas Co.	3,077,204	0.7
109,280		NorthWestern Corp.	3,795,294	0.8
74,300		Portland General Electric Co.	2,032,848	0.4
8,600		Southwest Gas Corp.	364,726	0.1
7,500		UNS Energy Corp.	318,150	0.1
6,100		Westar Energy, Inc.	174,582	0.0
5,500		WGL Holdings, Inc.	215,545	0.0
			13,535,473	2.9

	Total Common Stock (Cost $366,785,694)		441,616,821	94.8

EXCHANGE-TRADED FUNDS: 1.0%
55,950		iShares Russell 2000 Index Fund	4,716,026	1.0

	Total Exchange-Traded Funds (Cost $4,731,048)		4,716,026	1.0

Principal Amount†			Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 0.1%
		U.S. Treasury Notes: 0.1%
475,000	S	0.250%, due 11/30/13	475,352	0.1

	Total U.S. Treasury Obligations (Cost $475,206)		475,352	0.1

	Total Long-Term Investments (Cost $371,991,948)		446,808,199	95.9

SHORT-TERM INVESTMENTS: 8.6%
		Securities Lending Collateralcc(1): 4.5%
4,939,519		Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $4,939,600, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $5,038,309, due 08/01/27-01/01/43)	4,939,519	1.0
4,939,519		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $4,939,573, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $5,038,310, due 10/01/16-12/20/42)	4,939,519	1.1

See Accompanying Notes to Financial Statements

ING JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

1,039,587	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $1,039,597, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $1,060,381, due 10/31/17-08/15/22)	1,039,587	0.2
4,939,519	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $4,939,570, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $5,038,310, due 08/09/13-06/20/42)	4,939,519	1.1
4,939,519	Nomura Securities, Repurchase Agreement dated 12/31/12, 0.35%, due 01/02/13 (Repurchase Amount $4,939,614, collateralized by various U.S. Government Agency Obligations, 0.000%-6.101%, Market Value plus accrued interest $5,038,309, due 03/10/14-12/20/42)	4,939,519	1.1
		20,797,663	4.5

Shares		Value	Percentage of Net Assets
		Mutual Funds: 4.1%
19,180,531	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $19,180,531)	19,180,531	4.1

	Total Short-Term Investments (Cost $39,978,194)	39,978,194	8.6

	Total Investments in Securities (Cost $411,970,142)	$486,786,393	104.5
	Liabilities in Excess of Other Assets	(21,072,488)	(4.5)

	Net Assets	$465,713,905	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $415,802,971.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$93,372,375
Gross Unrealized Depreciation	(22,388,953)

Net Unrealized Appreciation	$70,983,422

See Accompanying Notes to Financial Statements

ING JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$441,616,821	$–	$–	$441,616,821
Exchange-Traded Funds	4,716,026	–	–	4,716,026
Short-Term Investments	19,180,531	20,797,663	–	39,978,194
U.S. Treasury Obligations	–	475,352	–	475,352

Total Investments, at fair value	$465,513,378	$21,273,015	$–	$486,786,393

Other Financial Instruments+
Futures	230,208	–	–	230,208

Total Assets	$465,743,586	$21,273,015	$–	$487,016,601

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING JPMorgan Small Cap Core Equity Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)

Long Contracts
Russell 2000® Mini Index	116	03/15/13	$9,820,560	$230,208

			$9,820,560	$230,208

ING JPMorgan Small Cap Core Equity Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)

Long Contracts
Russell 2000® Mini Index	116	03/15/13	$9,820,560	$230,208

			$9,820,560	$230,208

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Asset Derivatives

Equity contracts	Net Assets-Unrealized appreciation*	$230,208

Total Asset Derivatives		$230,208

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of investments.

See Accompanying Notes to Financial Statements

ING JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures

Equity contracts	$452,237

Total	$452,237

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures

Equity contracts	$173,627

Total	$173,627

See Accompanying Notes to Financial Statements

ING Pioneer Fund Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.8%
		Consumer Discretionary: 12.2%
4,130	@	BorgWarner, Inc.	295,791	0.4
11,209		Coach, Inc.	622,212	0.8
5,839		Comcast Corp. – Class A	218,262	0.3
62,412		Ford Motor Co.	808,235	1.0
4,200		Home Depot, Inc.	259,770	0.3
23,107		John Wiley & Sons, Inc.	899,556	1.2
16,203		Johnson Controls, Inc.	497,432	0.6
6,990		Lowe’s Cos., Inc.	248,285	0.3
12,701		Macy’s, Inc.	495,593	0.6
3,426		Marriott International, Inc.	127,687	0.2
7,053		McDonald’s Corp.	622,145	0.8
7,833		Nordstrom, Inc.	419,065	0.5
13,681		Pearson PLC	266,665	0.3
3,002		Ross Stores, Inc.	162,558	0.2
7,904		Scripps Networks Interactive - Class A	457,800	0.6
8,557		Starbucks Corp.	458,826	0.6
15,902		Target Corp.	940,921	1.2
4,371		Time Warner, Inc.	209,065	0.3
14,486		TJX Cos., Inc.	614,931	0.8
18,161		Walt Disney Co.	904,236	1.2
			9,529,035	12.2

		Consumer Staples: 12.0%
8,970		Campbell Soup Co.	312,963	0.4
3,515		Clorox Co.	257,368	0.3
3,775		Coca-Cola Enterprises, Inc.	119,781	0.2
15,161		Colgate-Palmolive Co.	1,584,931	2.0
3,100		Costco Wholesale Corp.	306,187	0.4
12,513		CVS Caremark Corp.	605,004	0.8
6,086		Dr Pepper Snapple Group, Inc.	268,879	0.3
14,897		General Mills, Inc.	601,988	0.8
23,486		Hershey Co.	1,696,159	2.2
18,585		HJ Heinz Co.	1,071,983	1.4
7,028		Kraft Foods Group, Inc.	319,563	0.4
21,085		Mondelez International, Inc.	537,035	0.7
4,998		Procter & Gamble Co.	339,314	0.4
27,627		Walgreen Co.	1,022,475	1.3
4,300		Wal-Mart Stores, Inc.	293,389	0.4
			9,337,019	12.0

		Energy: 11.3%
8,363		Apache Corp.	656,496	0.8
12,685		Cabot Oil & Gas Corp.	630,952	0.8
11,446		Chevron Corp.	1,237,770	1.6
15,291		ConocoPhillips	886,725	1.1
9,790	@	Ensco PLC	580,351	0.7
13,450		ExxonMobil Corp.	1,164,098	1.5
3,378		Halliburton Co.	117,183	0.2
3,641		Helmerich & Payne, Inc.	203,932	0.3
17,277		Marathon Oil Corp.	529,713	0.7
7,828		Marathon Petroleum Corp.	493,164	0.6
6,220		National Oilwell Varco, Inc.	425,137	0.6

2,609		Occidental Petroleum Corp.	199,875	0.3
7,644		Phillips 66	405,896	0.5
8,172		Schlumberger Ltd.	566,238	0.7
20,356	@	Southwestern Energy Co.	680,094	0.9
			8,777,624	11.3

		Financials: 14.8%
11,031		Aflac, Inc.	585,967	0.8
10,475		American Express Co.	602,103	0.8
38,312		Bank of America Corp.	444,419	0.6
4,101		Canadian Imperial Bank of Commerce	329,704	0.4
17,281		Chubb Corp.	1,301,605	1.7
23,221		Citigroup, Inc.	918,623	1.2
20,379		Discover Financial Services	785,610	1.0
4,601		Franklin Resources, Inc.	578,346	0.7
12,929	@	Invesco Ltd.	337,318	0.4
16,817		JPMorgan Chase & Co.	739,443	0.9
20,487		PNC Financial Services Group, Inc.	1,194,597	1.5
11,465		T. Rowe Price Group, Inc.	746,715	1.0
8,090		Travelers Cos., Inc.	581,024	0.7
27,891		US Bancorp.	890,839	1.1
44,963		Wells Fargo & Co.	1,536,835	2.0
			11,573,148	14.8

		Health Care: 15.1%
19,561		Abbott Laboratories	1,281,246	1.6
8,010		Aetna, Inc.	370,863	0.5
4,806		Agilent Technologies, Inc.	196,758	0.3
8,884		Amgen, Inc.	766,867	1.0
7,199		Baxter International, Inc.	479,885	0.6
8,344		Becton Dickinson & Co.	652,417	0.8
8,488		Cardinal Health, Inc.	349,536	0.5
3,844	@	Celgene Corp.	302,600	0.4
11,260	@	Covidien PLC	650,152	0.8
11,530		CR Bard, Inc.	1,126,942	1.4
2,931	@	DaVita, Inc.	323,963	0.4
6,420		Eli Lilly & Co.	316,634	0.4
3,296	@	Express Scripts Holding Co.	177,984	0.2
17,635		Johnson & Johnson	1,236,214	1.6
9,509		Merck & Co., Inc.	389,299	0.5
46,122		Pfizer, Inc.	1,156,740	1.5
38,069		Smith & Nephew PLC	420,813	0.5
4,777		Thermo Fisher Scientific, Inc.	304,677	0.4
6,483		UnitedHealth Group, Inc.	351,638	0.5
12,878	@	Vertex Pharmaceuticals, Inc.	540,103	0.7
4,327	@	Watson Pharmaceuticals, Inc.	372,122	0.5
			11,767,453	15.1

		Industrials: 11.0%
11,654		3M Co.	1,082,074	1.4
6,054		Cummins, Inc.	655,951	0.8
43,443		General Electric Co.	911,869	1.2
14,845		Ingersoll-Rand PLC	711,966	0.9
5,553		Joy Global, Inc.	354,170	0.4

See Accompanying Notes to Financial Statements

ING Pioneer Fund Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

16,178		KBR, Inc.	484,046	0.6
11,526		Norfolk Southern Corp.	712,768	0.9
15,764		Paccar, Inc.	712,690	0.9
4,254		Rockwell Automation, Inc.	357,293	0.5
6,640		SPX Corp.	465,796	0.6
4,975		Union Pacific Corp.	625,457	0.8
4,900		United Parcel Service, Inc. - Class B	361,277	0.5
14,281		United Technologies Corp.	1,171,185	1.5
			8,606,542	11.0

		Information Technology: 17.7%
13,665	@	Adobe Systems, Inc.	514,897	0.7
9,530		Altera Corp.	328,213	0.4
21,377		Analog Devices, Inc.	899,117	1.2
3,077		Apple, Inc.	1,640,133	2.1
5,465	@	ASML Holding NV-NY REG	352,001	0.4
13,688		Automatic Data Processing, Inc.	780,353	1.0
25,513		Cisco Systems, Inc.	501,330	0.6
5,940		DST Systems, Inc.	359,964	0.5
9,606	@	eBay, Inc.	490,098	0.6
10,749	@	EMC Corp.	271,950	0.3
1,292	@	F5 Networks, Inc.	125,518	0.2
11,506	@	Facebook, Inc.	306,405	0.4
6,068	@	Fiserv, Inc.	479,554	0.6
830	@	Google, Inc. - Class A	588,777	0.8
4,737		International Business Machines Corp.	907,372	1.2
10,669		Intel Corp.	220,101	0.3
580		Mastercard, Inc.	284,942	0.4
1,770		Maxim Integrated Products	52,038	0.1
49,761		Microsoft Corp.	1,330,112	1.7
4,519		Motorola Solutions, Inc.	251,618	0.3
11,087	@	Nuance Communications, Inc.	247,462	0.3
28,450		Oracle Corp.	947,954	1.2
26	@	Palo Alto Networks, Inc.	1,392	0.0
8,894		Qualcomm, Inc.	551,606	0.7
2,598	@	Sandisk Corp.	113,169	0.1
22,542	@	Symantec Corp.	424,015	0.5
2,100		Visa, Inc.	318,318	0.4
15,329		Xilinx, Inc.	550,311	0.7
			13,838,720	17.7

		Materials: 2.8%
7,387		Airgas, Inc.	674,359	0.9
9,300		Ecolab, Inc.	668,670	0.8
10,076		Freeport-McMoRan Copper & Gold, Inc.	344,599	0.4
3,555		International Paper Co.	141,631	0.2
6,885		Mosaic Co.	389,898	0.5
			2,219,157	2.8

		Telecommunication Services: 1.5%
8,340		AT&T, Inc.	281,142	0.4
20,889		Verizon Communications, Inc.	903,867	1.1
			1,185,009	1.5

		Utilities: 0.4%
7,592	American Electric Power Co., Inc.	324,027	0.4

	Total Common Stock (Cost $65,047,599)	77,157,734	98.8

SHORT-TERM INVESTMENTS: 0.8%
		Mutual Funds: 0.8%
593,264	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $593,264)	593,264	0.8

	Total Short-Term Investments (Cost $593,264)	593,264	0.8

	Total Investments in Securities (Cost $65,640,863)	$77,750,998	99.6
	Assets in Excess of Other Liabilities	288,713	0.4

	Net Assets	$78,039,711	100.0

@	Non-income producing security

Cost for federal income tax purposes is $65,938,064.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$12,979,603
Gross Unrealized Depreciation	(1,166,669)

Net Unrealized Appreciation	$11,812,934

See Accompanying Notes to Financial Statements

ING Pioneer Fund Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$9,262,370	$266,665	$–	$9,529,035
Consumer Staples	9,337,019	–	–	9,337,019
Energy	8,777,624	–	–	8,777,624
Financials	11,573,148	–	–	11,573,148
Health Care	11,346,640	420,813	–	11,767,453
Industrials	8,606,542	–	–	8,606,542
Information Technology	13,838,720	–	–	13,838,720
Materials	2,219,157	–	–	2,219,157
Telecommunication Services	1,185,009	–	–	1,185,009
Utilities	324,027	–	–	324,027

Total Common Stock	76,470,256	687,478	–	77,157,734

Short-Term Investments	593,264	–	–	593,264

Total Investments, at fair value	$77,063,520	$687,478	$–	$77,750,998

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING Templeton Global Growth Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.3%
		Austria: 0.3%
229,810		Telekom Austria AG	1,745,007	0.3

		Brazil: 0.6%
55,330		Petroleo Brasileiro SA ADR	1,067,869	0.2
111,130		Vale SA ADR	2,255,939	0.4
			3,323,808	0.6

		Canada: 1.3%
587,000		Talisman Energy, Inc.	6,638,936	1.3

		China: 0.9%
165,500		China Mobile Ltd.	1,947,555	0.4
25,000		China Telecom Corp., Ltd. ADR	1,421,250	0.3
559,729	L	Dongfang Electrical Machinery Co., Ltd.	1,152,128	0.2
			4,520,933	0.9

		France: 12.0%
167,500		Alstom	6,747,594	1.3
365,002		AXA S.A.	6,553,933	1.3
151,860		BNP Paribas	8,645,443	1.6
82,275		Cie Generale des Etablissements Michelin	7,883,546	1.5
699,560	@	Credit Agricole S.A.	5,697,298	1.1
290,480		France Telecom S.A.	3,222,549	0.6
110,730		Sanofi-Aventis SA	10,500,570	2.0
165,330		Total S.A.	8,602,648	1.6
225,049		Vivendi	5,089,724	1.0
			62,943,305	12.0

		Germany: 6.0%
527,700		Deutsche Lufthansa AG	9,975,843	1.9
37,540		Merck KGaA	4,947,603	0.9
33,920		Muenchener Rueckversicherungs AG	6,123,534	1.2
38,250		SAP AG	3,075,801	0.6
69,520		Siemens AG	7,602,094	1.4
			31,724,875	6.0

		India: 0.6%
76,440		ICICI Bank Ltd. ADR	3,333,548	0.6

		Ireland: 0.2%
81,500	@	Elan Corp. PLC ADR	832,115	0.2

		Italy: 3.5%
259,567		ENI S.p.A.	6,358,782	1.2
2,995,557		Intesa Sanpaolo S.p.A.	5,180,281	1.0
1,398,491	@	UniCredit SpA	6,886,844	1.3
			18,425,907	3.5

		Japan: 3.4%
381,500		Konica Minolta Holdings, Inc.	2,745,401	0.5
1,283,000		Mazda Motor Corp.	2,633,121	0.5
28,900		Nintendo Co., Ltd.	3,085,864	0.6
342,600		Nissan Motor Co., Ltd.	3,250,890	0.6

136,700		Toyota Motor Corp.	6,383,363	1.2
			18,098,639	3.4

		Netherlands: 4.1%
74,703		Akzo Nobel NV	4,945,122	0.9
186,110		Koninklijke Philips Electronics NV	4,928,256	0.9
152,379		Randstad Holdings NV	5,655,901	1.1
159,697		Royal Dutch Shell PLC - Class B	5,697,430	1.1
39,603	@	SBM Offshore NV	558,513	0.1
			21,785,222	4.1

		Portugal: 0.7%
239,210		Galp Energia SGPS SA	3,713,186	0.7

		Singapore: 3.1%
313,980		DBS Group Holdings Ltd.	3,854,582	0.7
570,980	@	Flextronics International Ltd.	3,545,786	0.7
3,224,000		Singapore Telecommunications Ltd.	8,772,600	1.7
			16,172,968	3.1

		South Korea: 3.8%
152,240	@	KB Financial Group, Inc.	5,437,843	1.0
4,315		Posco	1,413,553	0.3
9,237		Samsung Electronics Co., Ltd.	13,271,720	2.5
			20,123,116	3.8

		Spain: 0.6%
233,371		Telefonica S.A.	3,159,640	0.6

		Sweden: 0.8%
414,521		Telefonaktiebolaget LM Ericsson	4,187,180	0.8

		Switzerland: 5.7%
28,350		Adecco S.A.	1,501,367	0.3
285,770		Credit Suisse Group	6,974,608	1.3
50,040		Roche Holding AG - Genusschein	10,117,147	1.9
80,590		Swiss Re Ltd.	5,842,680	1.1
354,570		UBS AG - Reg	5,548,624	1.1
			29,984,426	5.7

		Taiwan: 0.5%
155,778		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,673,151	0.5

		Turkey: 0.7%
221,600	@	Turkcell Iletisim Hizmet AS ADR	3,576,624	0.7

		United Kingdom: 13.0%
1,104,186		Aviva PLC	6,832,676	1.3
530,620		BAE Systems PLC	2,949,300	0.6
872,670		BP PLC	6,067,629	1.1
147,170		Carillion PLC	766,876	0.1
374,121	@	CRH PLC	7,728,995	1.5
338,530		GlaxoSmithKline PLC	7,370,615	1.4
557,910	@	HSBC Holdings PLC	5,913,449	1.1

See Accompanying Notes to Financial Statements

ING Templeton Global Growth Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

2,711,470	@	International Consolidated Airlines Group SA	8,222,270	1.6
1,458,820		Kingfisher PLC	6,816,478	1.3
1,036,920		Tesco PLC	5,711,982	1.1
3,918,007		Vodafone Group PLC	9,862,712	1.9
			68,242,982	13.0

		United States: 36.5%
61,480	@	American International Group, Inc.	2,170,244	0.4
73,630		American Express Co.	4,232,252	0.8
125,240		Amgen, Inc.	10,810,717	2.1
161,640		Baker Hughes, Inc.	6,601,378	1.3
514,160	@	Brocade Communications Systems, Inc.	2,740,473	0.5
198,240		Chesapeake Energy Corp.	3,294,749	0.6
56,130		Chevron Corp.	6,069,898	1.1
443,070		Cisco Systems, Inc.	8,706,325	1.7
201,720		Citigroup, Inc.	7,980,043	1.5
223,570		Comcast Corp. – Class A	8,357,047	1.6
112,345		CVS Caremark Corp.	5,431,881	1.0
271,660		Dell, Inc.	2,751,916	0.5
57,410		FedEx Corp.	5,265,645	1.0
38,800	@	Forest Laboratories, Inc.	1,370,416	0.3
187,350		Halliburton Co.	6,499,171	1.2
294,440		Hewlett-Packard Co.	4,195,770	0.8
120,000		JPMorgan Chase & Co.	5,276,400	1.0
144,030		Medtronic, Inc.	5,908,111	1.1
178,530		Merck & Co., Inc.	7,309,018	1.4
381,910		Microsoft Corp.	10,208,454	1.9
284,070		Morgan Stanley	5,431,418	1.0
195,600	@,L	Navistar International Corp.	4,258,212	0.8
169,560		News Corp. - Class A	4,330,562	0.8
134,080	@	Noble Corp.	4,668,666	0.9
124,310		Oracle Corp.	4,142,009	0.8
477,370		Pfizer, Inc.	11,972,440	2.3
1,524	@	Prothena Corp. PLC	11,171	0.0
33,560		Quest Diagnostics	1,955,541	0.4
1,267,317	@	Sprint Nextel Corp.	7,185,687	1.4
88,680		SunTrust Bank	2,514,078	0.5
62,540		Target Corp.	3,700,492	0.7
80,290	@	TE Connectivity Ltd.	2,980,365	0.6
127,003		Time Warner, Inc.	6,074,553	1.2
52,372		Time Warner Cable, Inc.	5,090,035	1.0
76,450		United Parcel Service, Inc. - Class B	5,636,659	1.1
55,270		Viacom - Class B	2,914,940	0.5
75,230		Walt Disney Co.	3,745,702	0.7
			191,792,438	36.5

	Total Common Stock (Cost $522,697,199)		516,998,006	98.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.7%
	Securities Lending Collateralcc(1): 0.7%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,000,016, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $1,020,000, due 07/15/13-08/01/46)	1,000,000	0.2
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,000,011, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 10/01/16-12/20/42)	1,000,000	0.2
39,491	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%, due 01/02/13 (Repurchase Amount $39,491, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $40,281, due 08/09/13-04/18/36)	39,491	0.0
1,000,000	Mizuho Securities USA Inc., Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,000,016, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-11.250%, Market Value plus accrued interest $1,020,000, due 02/01/13-08/15/41)	1,000,000	0.2

See Accompanying Notes to Financial Statements

ING Templeton Global Growth Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

642,544	Morgan Stanley, Repurchase Agreement dated 12/31/12, 0.25%, due 01/02/13 (Repurchase Amount $642,553, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $655,395, due 10/01/26-11/01/42)	642,544	0.1
		3,682,035	0.7

	Total Short-Term Investments (Cost $3,682,035)	3,682,035	0.7

	Total Investments in Securities (Cost $526,379,234)	$520,680,041	99.0
	Assets in Excess of Other Liabilities	5,398,994	1.0

	Net Assets	$526,079,035	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $526,498,098.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$73,090,611
Gross Unrealized Depreciation	(78,908,668)

Net Unrealized Depreciation	$(5,818,057)

Sector Diversification	Percentage of Net Assets
Financials	20.9%
Health Care	14.0
Information Technology	13.0
Energy	12.4
Industrials	12.3
Consumer Discretionary	11.6
Telecommunication Services	8.9
Materials	3.1
Consumer Staples	2.1
Short-Term Investments	0.7
Assets in Excess of Other Liabilities	1.0

Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING Templeton Global Growth Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Austria	$–	$1,745,007	$–	$1,745,007
Brazil	3,323,808	–	–	3,323,808
Canada	6,638,936	–	–	6,638,936
China	1,421,250	3,099,683	–	4,520,933
France	–	62,943,305	–	62,943,305
Germany	–	31,724,875	–	31,724,875
India	3,333,548	–	–	3,333,548
Ireland	832,115	–	–	832,115
Italy	–	18,425,907	–	18,425,907
Japan	–	18,098,639	–	18,098,639
Netherlands	–	21,785,222	–	21,785,222
Portugal	3,713,186	–	–	3,713,186
Singapore	3,545,786	12,627,182	–	16,172,968
South Korea	–	20,123,116	–	20,123,116
Spain	–	3,159,640	–	3,159,640
Sweden	–	4,187,180	–	4,187,180
Switzerland	–	29,984,426	–	29,984,426
Taiwan	2,673,151	–	–	2,673,151
Turkey	3,576,624	–	–	3,576,624
United Kingdom	–	68,242,982	–	68,242,982
United States	191,792,438	–	–	191,792,438

Total Common Stock	220,850,842	296,147,164	–	516,998,006

Short-Term Investments	–	3,682,035	–	3,682,035

Total Investments, at fair value	$220,850,842	$299,829,199	$–	$520,680,041

(1)	For the year ended December 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. At December 31, 2012, securities valued at $3,786,607 were transferred from Level 1 to Level 2 within the fair value hierarchy.
^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.4%
		Consumer Discretionary: 11.4%
27,506		Abercrombie & Fitch Co.	1,319,463	0.0
78,847		ADT Corp.	3,665,597	0.1
122,906	@	Amazon.com, Inc.	30,866,613	0.7
33,612	@	Apollo Group, Inc. - Class A	703,163	0.0
12,866	@	Autonation, Inc.	510,780	0.0
12,470	@	Autozone, Inc.	4,419,742	0.1
77,738	@	Bed Bath & Beyond, Inc.	4,346,332	0.1
90,590		Best Buy Co., Inc.	1,073,491	0.0
19,842	@	Big Lots, Inc.	564,703	0.0
39,696	@	BorgWarner, Inc.	2,843,028	0.1
71,880		Cablevision Systems Corp.	1,073,887	0.0
77,608	@	Carmax, Inc.	2,913,404	0.1
151,226		Carnival Corp.	5,560,580	0.1
200,422		CBS Corp. - Class B	7,626,057	0.2
10,683	@	Chipotle Mexican Grill, Inc.	3,177,765	0.1
96,221		Coach, Inc.	5,341,228	0.1
901,274		Comcast Corp. – Class A	33,689,622	0.8
43,621		Darden Restaurants, Inc.	1,965,998	0.0
100,167	@	Delphi Automotive PLC	3,831,388	0.1
204,907	@	DIRECTV	10,278,135	0.2
82,328	@	Discovery Communications, Inc. - Class A	5,226,181	0.1
88,588	@	Dollar General Corp.	3,905,845	0.1
76,724	@	Dollar Tree, Inc.	3,111,925	0.1
94,711		D.R. Horton, Inc.	1,873,384	0.0
31,564		Expedia, Inc.	1,939,608	0.0
32,311		Family Dollar Stores, Inc.	2,048,841	0.1
1,293,154		Ford Motor Co.	16,746,344	0.4
18,241	@	Fossil, Inc.	1,698,237	0.0
41,116	L	GameStop Corp.	1,031,600	0.0
77,089		Gannett Co., Inc.	1,388,373	0.0
100,816		Gap, Inc.	3,129,329	0.1
37,033	L	Garmin Ltd.	1,511,687	0.0
52,617		Genuine Parts Co.	3,345,389	0.1
81,522	@	Goodyear Tire & Rubber Co.	1,125,819	0.0
92,016		H&R Block, Inc.	1,708,737	0.0
76,741		Harley-Davidson, Inc.	3,748,030	0.1
23,007		Harman International Industries, Inc.	1,027,032	0.0
39,221	L	Hasbro, Inc.	1,408,034	0.0
507,126		Home Depot, Inc.	31,365,743	0.7
88,974		International Game Technology	1,260,762	0.0
145,611		Interpublic Group of Cos., Inc.	1,604,633	0.0
47,437	L	JC Penney Co., Inc.	934,983	0.0
231,927		Johnson Controls, Inc.	7,120,159	0.2
71,868		Kohl’s Corp.	3,088,887	0.1
47,919		Leggett & Platt, Inc.	1,304,355	0.0
55,679	L	Lennar Corp.	2,153,107	0.1
81,181		Limited Brands, Inc.	3,820,378	0.1
381,461		Lowe’s Cos., Inc.	13,549,495	0.3
134,084		Macy’s, Inc.	5,231,958	0.1
83,864		Marriott International, Inc.	3,125,611	0.1
116,382		Mattel, Inc.	4,261,909	0.1

340,523		McDonald’s Corp.	30,037,534	0.7
94,189		McGraw-Hill Cos., Inc.	5,149,313	0.1
18,840	@	NetFlix, Inc.	1,747,975	0.0
97,547		Newell Rubbermaid, Inc.	2,172,372	0.1
683,875		News Corp. - Class A	17,466,167	0.4
247,561		Nike, Inc.	12,774,148	0.3
51,579		Nordstrom, Inc.	2,759,476	0.1
89,604		Omnicom Group, Inc.	4,476,616	0.1
39,603	@	O’Reilly Automotive, Inc.	3,541,300	0.1
36,453		Petsmart, Inc.	2,491,198	0.1
16,913	@	Priceline.com, Inc.	10,506,356	0.2
115,306	@	Pulte Homes, Inc.	2,093,957	0.1
20,790		Ralph Lauren Corp.	3,116,837	0.1
75,426		Ross Stores, Inc.	4,084,318	0.1
29,480		Scripps Networks Interactive - Class A	1,707,482	0.0
227,306		Staples, Inc.	2,591,288	0.1
252,210		Starbucks Corp.	13,523,500	0.3
66,471		Starwood Hotels & Resorts Worldwide, Inc.	3,812,777	0.1
220,733		Target Corp.	13,060,772	0.3
40,419		Tiffany & Co.	2,317,625	0.1
321,150		Time Warner, Inc.	15,360,604	0.4
102,354		Time Warner Cable, Inc.	9,947,785	0.2
247,344		TJX Cos., Inc.	10,499,753	0.2
37,176	@	TripAdvisor, Inc.	1,559,905	0.0
37,117	@	Urban Outfitters, Inc.	1,460,925	0.0
29,890		VF Corp.	4,512,493	0.1
157,701		Viacom - Class B	8,317,151	0.2
601,057		Walt Disney Co.	29,926,628	0.7
1,513	L	Washington Post	552,563	0.0
26,407		Whirlpool Corp.	2,686,912	0.1
47,365		Wyndham Worldwide Corp.	2,520,292	0.1
26,951		Wynn Resorts Ltd.	3,031,718	0.1
153,242		Yum! Brands, Inc.	10,175,269	0.2
			500,550,360	11.4

		Consumer Staples: 10.5%
686,863		Altria Group, Inc.	21,581,235	0.5
223,369		Archer-Daniels-Midland Co.	6,118,077	0.1
146,578		Avon Products, Inc.	2,104,860	0.0
53,967		Beam, Inc.	3,296,844	0.1
51,407		Brown-Forman Corp.	3,251,493	0.1
60,786		Campbell Soup Co.	2,120,824	0.1
44,252		Clorox Co.	3,240,131	0.1
1,308,274		Coca-Cola Co.	47,424,932	1.1
92,216		Coca-Cola Enterprises, Inc.	2,926,014	0.1
150,639		Colgate-Palmolive Co.	15,747,801	0.4
138,225		ConAgra Foods, Inc.	4,077,638	0.1
51,366	@	Constellation Brands, Inc.	1,817,843	0.0
146,667		Costco Wholesale Corp.	14,486,300	0.3
422,846		CVS Caremark Corp.	20,444,604	0.5
61,572	@	Dean Foods Co.	1,016,554	0.0
70,138		Dr Pepper Snapple Group, Inc.	3,098,697	0.1
81,423		Estee Lauder Cos, Inc.	4,873,981	0.1
218,843		General Mills, Inc.	8,843,446	0.2
50,516		Hershey Co.	3,648,266	0.1
108,759		HJ Heinz Co.	6,273,219	0.1
45,473		Hormel Foods Corp.	1,419,212	0.0
36,789		JM Smucker Co.	3,172,683	0.1
83,881		Kellogg Co.	4,684,754	0.1
132,714		Kimberly-Clark Corp.	11,205,043	0.3

See Accompanying Notes to Financial Statements

ING U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

200,929		Kraft Foods Group, Inc.	9,136,242	0.2
174,268		Kroger Co.	4,534,453	0.1
43,905		Lorillard, Inc.	5,122,396	0.1
44,946		McCormick & Co., Inc.	2,855,419	0.1
68,861		Mead Johnson Nutrition Co.	4,537,251	0.1
52,859		Molson Coors Brewing Co.	2,261,837	0.1
602,742		Mondelez International, Inc.	15,351,839	0.4
51,130	@	Monster Beverage Corp.	2,703,754	0.1
524,652		PepsiCo, Inc.	35,901,936	0.8
566,608		Philip Morris International, Inc.	47,391,093	1.1
927,379		Procter & Gamble Co.	62,959,760	1.4
109,957		Reynolds American, Inc.	4,555,519	0.1
81,266	L	Safeway, Inc.	1,470,102	0.0
199,368		Sysco Corp.	6,311,991	0.1
96,453		Tyson Foods, Inc.	1,871,188	0.0
291,381		Walgreen Co.	10,784,011	0.2
567,309		Wal-Mart Stores, Inc.	38,707,493	0.9
58,521		Whole Foods Market, Inc.	5,344,723	0.1
			458,675,458	10.5

		Energy: 10.8%
169,506		Anadarko Petroleum Corp.	12,595,991	0.3
132,714		Apache Corp.	10,418,049	0.2
149,117		Baker Hughes, Inc.	6,089,938	0.1
71,172		Cabot Oil & Gas Corp.	3,540,095	0.1
83,679	@	Cameron International Corp.	4,724,516	0.1
175,839		Chesapeake Energy Corp.	2,922,444	0.1
663,824		Chevron Corp.	71,785,927	1.6
411,722		ConocoPhillips	23,875,759	0.5
77,258	L	Consol Energy, Inc.	2,479,982	0.1
130,312	@	Denbury Resources, Inc.	2,111,054	0.1
127,750		Devon Energy Corp.	6,648,110	0.2
23,578	L	Diamond Offshore Drilling	1,602,361	0.0
78,786	@	Ensco PLC	4,670,434	0.1
91,876		EOG Resources, Inc.	11,097,702	0.3
50,745		EQT Corp.	2,992,940	0.1
1,546,409		ExxonMobil Corp.	133,841,699	3.0
80,632	@	FMC Technologies, Inc.	3,453,469	0.1
314,749		Halliburton Co.	10,918,643	0.3
35,861		Helmerich & Payne, Inc.	2,008,575	0.0
100,785		Hess Corp.	5,337,574	0.1
214,492		Kinder Morgan, Inc./Delaware	7,578,002	0.2
239,598		Marathon Oil Corp.	7,346,075	0.2
115,042		Marathon Petroleum Corp.	7,247,646	0.2
62,619		Murphy Oil Corp.	3,728,961	0.1
98,491	@	Nabors Industries Ltd.	1,423,195	0.0
144,795		National Oilwell Varco, Inc.	9,896,738	0.2
45,865	@	Newfield Exploration Co.	1,228,265	0.0
85,716	@	Noble Corp.	2,984,631	0.1
60,336		Noble Energy, Inc.	6,138,585	0.1
274,793		Occidental Petroleum Corp.	21,051,892	0.5
91,030		Peabody Energy Corp.	2,422,308	0.1
212,257		Phillips 66	11,270,847	0.3
41,798		Pioneer Natural Resources Co.	4,455,249	0.1
60,413		QEP Resources, Inc.	1,828,701	0.0

55,160		Range Resources Corp.	3,465,703	0.1
42,124	@	Rowan Companies PLC	1,317,217	0.0
450,277		Schlumberger Ltd.	31,199,693	0.7
118,519	@	Southwestern Energy Co.	3,959,720	0.1
225,829		Spectra Energy Corp.	6,183,198	0.1
47,632		Tesoro Corp.	2,098,190	0.0
187,747		Valero Energy Corp.	6,405,928	0.1
228,545		Williams Cos., Inc.	7,482,563	0.2
66,301	@	WPX Energy, Inc.	986,559	0.0
			474,815,128	10.8

		Financials: 15.3%
115,254		ACE Ltd.	9,197,269	0.2
159,041		Aflac, Inc.	8,448,258	0.2
500,724	@	American International Group, Inc.	17,675,557	0.4
163,407		Allstate Corp.	6,564,059	0.2
330,214		American Express Co.	18,980,701	0.4
134,094		American Tower Corp.	10,361,443	0.2
70,196		Ameriprise Financial, Inc.	4,396,375	0.1
108,084	@	Aon PLC	6,009,470	0.1
49,366		Apartment Investment & Management Co.	1,335,844	0.0
27,011		Assurant, Inc.	937,282	0.0
38,796		AvalonBay Communities, Inc.	5,260,350	0.1
3,655,639		Bank of America Corp.	42,405,412	1.0
396,361		Bank of New York Mellon Corp.	10,186,478	0.2
237,300		BB&T Corp.	6,907,803	0.2
618,672	@	Berkshire Hathaway, Inc.	55,494,878	1.3
42,621		Blackrock, Inc.	8,810,187	0.2
51,169		Boston Properties, Inc.	5,414,192	0.1
189,056		Capital One Financial Corp.	10,952,014	0.3
102,330	@	CBRE Group, Inc.	2,036,367	0.0
371,933		Charles Schwab Corp.	5,340,958	0.1
88,845		Chubb Corp.	6,691,805	0.2
49,661		Cincinnati Financial Corp.	1,944,725	0.0
994,634		Citigroup, Inc.	39,347,721	0.9
104,031		CME Group, Inc.	5,275,412	0.1
64,456		Comerica, Inc.	1,955,595	0.0
171,522		Discover Financial Services	6,612,173	0.2
85,534	@	E*Trade Financial Corp.	765,529	0.0
109,125		Equity Residential	6,184,114	0.1
306,098		Fifth Third Bancorp.	4,649,629	0.1
82,881		First Horizon National Corp.	821,351	0.0
46,803		Franklin Resources, Inc.	5,883,137	0.1
166,817	@	Genworth Financial, Inc.	1,252,796	0.0
149,829		Goldman Sachs Group, Inc.	19,112,187	0.4
147,985		Hartford Financial Services Group, Inc.	3,320,783	0.1
153,329		HCP, Inc.	6,927,404	0.2
88,078		Health Care Real Estate Investment Trust, Inc.	5,398,301	0.1
245,816		Host Hotels & Resorts, Inc.	3,851,937	0.1
161,235		Hudson City Bancorp., Inc.	1,310,840	0.0
290,158		Huntington Bancshares, Inc.	1,854,110	0.0
24,665	@	IntercontinentalExchange, Inc.	3,053,774	0.1
150,608	@	Invesco Ltd.	3,929,363	0.1

See Accompanying Notes to Financial Statements

ING U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

1,289,335		JPMorgan Chase & Co.	56,692,060	1.3
314,276		Keycorp	2,646,204	0.1
138,255		Kimco Realty Corp.	2,671,086	0.1
40,040		Legg Mason, Inc.	1,029,829	0.0
67,195		Leucadia National Corp.	1,598,569	0.0
92,996		Lincoln National Corp.	2,408,596	0.1
105,465		Loews Corp.	4,297,699	0.1
41,246		M&T Bank Corp.	4,061,494	0.1
184,642		Marsh & McLennan Cos., Inc.	6,364,610	0.1
370,054		Metlife, Inc.	12,189,579	0.3
65,774		Moody’s Corp.	3,309,748	0.1
468,746		Morgan Stanley	8,962,423	0.2
39,471		Nasdaq Stock Market, Inc.	987,170	0.0
74,014		Northern Trust Corp.	3,712,542	0.1
81,945		NYSE Euronext	2,584,545	0.1
117,008		People’s United Financial, Inc.	1,414,627	0.0
54,803		Plum Creek Timber Co., Inc.	2,431,609	0.1
179,377		PNC Financial Services Group, Inc.	10,459,473	0.2
93,603		Principal Financial Group, Inc.	2,669,557	0.1
188,706		Progressive Corp.	3,981,697	0.1
156,329		ProLogis, Inc.	5,704,445	0.1
157,377		Prudential Financial, Inc.	8,392,915	0.2
48,904		Public Storage, Inc.	7,089,124	0.2
479,254		Regions Financial Corp.	3,412,288	0.1
104,923		Simon Property Group, Inc.	16,587,277	0.4
156,362		SLM Corp.	2,678,481	0.1
159,595		State Street Corp.	7,502,561	0.2
182,757		SunTrust Bank	5,181,161	0.1
86,444		T. Rowe Price Group, Inc.	5,630,098	0.1
32,198		Torchmark Corp.	1,663,671	0.0
129,378		Travelers Cos., Inc.	9,291,928	0.2
93,318		UnumProvident Corp.	1,942,881	0.0
637,772		US Bancorp.	20,370,438	0.5
100,245		Ventas, Inc.	6,487,856	0.2
57,453		Vornado Realty Trust	4,600,836	0.1
1,660,517		Wells Fargo & Co.	56,756,471	1.3
183,674		Weyerhaeuser Co.	5,109,811	0.1
101,834	@	XL Group PLC	2,551,960	0.1
62,470		Zions Bancorp.	1,336,858	0.0
			673,621,760	15.3

		Health Care: 11.8%
536,121		Abbott Laboratories	35,115,925	0.8
113,484		Aetna, Inc.	5,254,309	0.1
118,183		Agilent Technologies, Inc.	4,838,412	0.1
65,897	@	Alexion Pharmaceuticals, Inc.	6,181,798	0.1
104,308		Allergan, Inc.	9,568,173	0.2
79,868		AmerisourceBergen Corp.	3,448,700	0.1
260,267		Amgen, Inc.	22,466,247	0.5
186,335		Baxter International, Inc.	12,421,091	0.3
66,803		Becton Dickinson & Co.	5,223,327	0.1
80,248	@	Biogen Idec, Inc.	11,769,974	0.3
472,676	@	Boston Scientific Corp.	2,708,433	0.1
559,870		Bristol-Myers Squibb Co.	18,246,163	0.4
115,244		Cardinal Health, Inc.	4,745,748	0.1
75,269	@	CareFusion Corp.	2,151,188	0.0
143,712	@	Celgene Corp.	11,313,009	0.3
49,462	@	Cerner Corp.	3,840,230	0.1
96,967		Cigna Corp.	5,183,856	0.1

45,620		Coventry Health Care, Inc.	2,045,145	0.0
160,561	@	Covidien PLC	9,270,792	0.2
25,970		CR Bard, Inc.	2,538,308	0.1
28,361	@	DaVita, Inc.	3,134,741	0.1
48,139		Densply International, Inc.	1,906,786	0.0
39,145	@	Edwards Lifesciences Corp.	3,529,705	0.1
346,364		Eli Lilly & Co.	17,082,672	0.4
276,902	@	Express Scripts Holding Co.	14,952,708	0.3
79,400	@	Forest Laboratories, Inc.	2,804,408	0.1
256,975	@	Gilead Sciences, Inc.	18,874,814	0.4
56,039	@	Hospira, Inc.	1,750,658	0.0
53,868		Humana, Inc.	3,696,961	0.1
13,487	@	Intuitive Surgical, Inc.	6,613,620	0.1
939,939		Johnson & Johnson	65,889,724	1.5
31,946	@	Laboratory Corp. of America Holdings	2,767,163	0.1
58,393	@	Life Technologies Corp.	2,865,928	0.1
80,059		McKesson Corp.	7,762,521	0.2
343,026		Medtronic, Inc.	14,070,927	0.3
1,031,112		Merck & Co., Inc.	42,213,725	1.0
138,223	@	Mylan Laboratories	3,798,368	0.1
28,303		Patterson Cos., Inc.	968,812	0.0
38,931		PerkinElmer, Inc.	1,235,670	0.0
29,932		Perrigo Co.	3,113,826	0.1
2,497,190		Pfizer, Inc.	62,629,525	1.4
53,918		Quest Diagnostics	3,141,802	0.1
104,587		St. Jude Medical, Inc.	3,779,774	0.1
98,006		Stryker Corp.	5,372,689	0.1
36,114	@	Tenet Healthcare Corp.	1,172,622	0.0
122,176		Thermo Fisher Scientific, Inc.	7,792,385	0.2
346,464		UnitedHealth Group, Inc.	18,792,207	0.4
36,881	@	Varian Medical Systems, Inc.	2,590,521	0.1
29,493	@	Waters Corp.	2,569,430	0.1
43,332	@	Watson Pharmaceuticals, Inc.	3,726,552	0.1
102,992		WellPoint, Inc.	6,274,273	0.1
58,848		Zimmer Holdings, Inc.	3,922,808	0.1
			519,129,153	11.8

		Industrials: 9.9%
215,910		3M Co.	20,047,244	0.5
33,799		Avery Dennison Corp.	1,180,261	0.0
230,187		Boeing Co.	17,346,892	0.4
221,798		Caterpillar, Inc.	19,868,665	0.5
54,673		CH Robinson Worldwide, Inc.	3,456,427	0.1
35,827		Cintas Corp.	1,465,324	0.0
349,817		CSX Corp.	6,901,889	0.2
59,953		Cummins, Inc.	6,495,908	0.1
197,351		Danaher Corp.	11,031,921	0.2
132,844		Deere & Co.	11,480,378	0.3
60,895		Dover Corp.	4,001,410	0.1
14,951		Dun & Bradstreet Corp.	1,175,896	0.0
156,620	@	Eaton Corp. PLC	8,488,804	0.2
245,609		Emerson Electric Co.	13,007,453	0.3
40,565		Equifax, Inc.	2,195,378	0.0
70,882		Expeditors International Washington, Inc.	2,803,383	0.1
91,460		Fastenal Co.	4,270,267	0.1
99,074		FedEx Corp.	9,087,067	0.2
17,032		Flowserve Corp.	2,500,298	0.1
56,476		Fluor Corp.	3,317,400	0.1

See Accompanying Notes to Financial Statements

ING U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

112,567		General Dynamics Corp.	7,797,516	0.2
3,556,675		General Electric Co.	74,654,608	1.7
265,700		Honeywell International, Inc.	16,863,979	0.4
144,615		Illinois Tool Works, Inc.	8,794,038	0.2
95,494		Ingersoll-Rand PLC	4,579,892	0.1
56,577		Iron Mountain, Inc.	1,756,716	0.0
44,119	@	Jacobs Engineering Group, Inc.	1,878,146	0.0
35,912		Joy Global, Inc.	2,290,467	0.1
32,163		L-3 Communications Holdings, Inc.	2,464,329	0.1
91,095		Lockheed Martin Corp.	8,407,158	0.2
121,119		Masco Corp.	2,017,843	0.0
107,194		Norfolk Southern Corp.	6,628,877	0.1
83,249		Northrop Grumman Corp.	5,625,967	0.1
119,739		Paccar, Inc.	5,413,400	0.1
38,708		Pall Corp.	2,332,544	0.1
50,599		Parker Hannifin Corp.	4,303,951	0.1
71,326	@	Pentair Ltd.	3,505,673	0.1
66,835	L	Pitney Bowes, Inc.	711,124	0.0
49,363		Precision Castparts Corp.	9,350,339	0.2
72,298	@	Quanta Services, Inc.	1,973,012	0.0
111,883		Raytheon Co.	6,439,985	0.1
101,433		Republic Services, Inc.	2,975,030	0.1
47,236		Robert Half International, Inc.	1,503,050	0.0
47,018		Rockwell Automation, Inc.	3,949,042	0.1
47,353		Rockwell Collins, Inc.	2,754,524	0.1
33,372		Roper Industries, Inc.	3,720,311	0.1
17,030		Ryder System, Inc.	850,308	0.0
19,751		Snap-On, Inc.	1,560,132	0.0
250,303		Southwest Airlines Co.	2,563,103	0.1
57,248		Stanley Black & Decker, Inc.	4,234,635	0.1
29,132	@	Stericycle, Inc.	2,717,142	0.1
95,588		Textron, Inc.	2,369,627	0.1
157,959		Tyco International Ltd.	4,620,301	0.1
159,547		Union Pacific Corp.	20,058,249	0.5
242,682		United Parcel Service, Inc. - Class B	17,892,944	0.4
285,999		United Technologies Corp.	23,454,778	0.5
147,902		Waste Management, Inc.	4,990,213	0.1
20,271		WW Grainger, Inc.	4,102,242	0.1
63,017		Xylem, Inc.	1,707,761	0.0
			433,935,221	9.9

		Information Technology: 18.7%
216,571	@	Accenture PLC	14,401,972	0.3
167,910	@	Adobe Systems, Inc.	6,326,849	0.1
200,339	@,L	Advanced Micro Devices, Inc.	480,814	0.0
60,193	@	Akamai Technologies, Inc.	2,462,496	0.0
108,730		Altera Corp.	3,744,661	0.1
54,384		Amphenol Corp.	3,518,645	0.1
102,213		Analog Devices, Inc.	4,299,079	0.1
319,058		Apple, Inc.	170,067,486	3.9
412,221		Applied Materials, Inc.	4,715,808	0.1
76,213	@	Autodesk, Inc.	2,694,130	0.1
164,660		Automatic Data Processing, Inc.	9,387,267	0.2
48,870	@	BMC Software, Inc.	1,938,184	0.0
175,991		Broadcom Corp.	5,844,661	0.1
114,057		CA, Inc.	2,506,973	0.1
1,800,757		Cisco Systems, Inc.	35,384,875	0.8

63,330	@	Citrix Systems, Inc.	4,163,947	0.1
101,818	@	Cognizant Technology Solutions Corp.	7,539,623	0.2
52,698		Computer Sciences Corp.	2,110,555	0.0
501,245		Corning, Inc.	6,325,712	0.1
494,959		Dell, Inc.	5,013,935	0.1
394,997	@	eBay, Inc.	20,152,747	0.5
106,060	@	Electronic Arts, Inc.	1,541,052	0.0
714,522	@	EMC Corp.	18,077,407	0.4
26,812	@	F5 Networks, Inc.	2,604,786	0.1
84,529		Fidelity National Information Services, Inc.	2,942,454	0.1
19,990	@	First Solar, Inc.	617,291	0.0
45,193	@	Fiserv, Inc.	3,571,603	0.1
50,317		Flir Systems, Inc.	1,122,572	0.0
90,275	@	Google, Inc. - Class A	64,038,377	1.5
38,517		Harris Corp.	1,885,792	0.0
666,870		Hewlett-Packard Co.	9,502,897	0.2
360,249		International Business Machines Corp.	69,005,696	1.6
1,687,728		Intel Corp.	34,817,829	0.8
94,389		Intuit, Inc.	5,616,145	0.1
63,446		Jabil Circuit, Inc.	1,223,873	0.0
79,350	@	JDS Uniphase Corp.	1,074,399	0.0
175,412	@	Juniper Networks, Inc.	3,450,354	0.1
56,478		KLA-Tencor Corp.	2,697,389	0.1
60,728	@	Lam Research Corp.	2,194,103	0.0
78,483		Linear Technology Corp.	2,691,967	0.1
185,729	@	LSI Logic Corp.	1,314,961	0.0
36,246		Mastercard, Inc.	17,806,935	0.4
66,005		Microchip Technology, Inc.	2,151,103	0.0
345,130	@	Micron Technology, Inc.	2,191,576	0.0
2,569,177		Microsoft Corp.	68,674,101	1.6
46,862		Molex, Inc.	1,280,738	0.0
95,372		Motorola Solutions, Inc.	5,310,313	0.1
121,024	@	NetApp, Inc.	4,060,355	0.1
211,933		Nvidia Corp.	2,604,657	0.1
1,274,907		Oracle Corp.	42,479,901	1.0
109,715		Paychex, Inc.	3,416,525	0.1
577,962		Qualcomm, Inc.	35,845,203	0.8
65,571	@	Red Hat, Inc.	3,472,640	0.1
94,510		SAIC, Inc.	1,069,853	0.0
44,310	@	Salesforce.com, Inc.	7,448,511	0.2
82,009	@	Sandisk Corp.	3,572,312	0.1
117,777	@	Seagate Technology	3,589,843	0.1
235,354	@	Symantec Corp.	4,427,009	0.1
143,326	@	TE Connectivity Ltd.	5,320,261	0.1
57,355	@	Teradata Corp.	3,549,701	0.1
62,489	@	Teradyne, Inc.	1,055,439	0.0
380,147		Texas Instruments, Inc.	11,761,748	0.3
53,877		Total System Services, Inc.	1,154,045	0.0
52,660	@	VeriSign, Inc.	2,044,261	0.0
176,818		Visa, Inc.	26,802,072	0.6
74,129		Western Digital Corp.	3,149,741	0.1
202,344		Western Union Co.	2,753,902	0.1
435,441		Xerox Corp.	2,969,708	0.1
88,499		Xilinx, Inc.	3,177,114	0.1
353,001	@	Yahoo!, Inc.	7,024,720	0.2
			823,235,653	18.7

		Materials: 3.6%
72,194		Air Products & Chemicals, Inc.	6,065,740	0.1
23,842		Airgas, Inc.	2,176,536	0.1
361,967		Alcoa, Inc.	3,141,874	0.1

See Accompanying Notes to Financial Statements

ING U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

35,701		Allegheny Technologies, Inc.	1,083,882	0.0
52,183		Ball Corp.	2,335,189	0.1
34,404		Bemis Co., Inc.	1,151,158	0.0
21,325		CF Industries Holdings, Inc.	4,332,387	0.1
48,331	L	Cliffs Natural Resources, Inc.	1,863,643	0.0
406,748		Dow Chemical Co.	13,146,095	0.3
52,019		Eastman Chemical Co.	3,539,893	0.1
89,412		Ecolab, Inc.	6,428,723	0.1
316,270		EI Du Pont de Nemours & Co.	14,222,662	0.3
46,601		FMC Corp.	2,727,091	0.1
321,984		Freeport-McMoRan Copper & Gold, Inc.	11,011,853	0.3
27,666		International Flavors & Fragrances, Inc.	1,840,896	0.0
148,947		International Paper Co.	5,934,048	0.1
128,757	@	LyondellBasell Industries N.V. Cl A	7,350,737	0.2
59,288		MeadWestvaco Corp.	1,889,509	0.0
181,322		Monsanto Co.	17,162,127	0.4
93,841		Mosaic Co.	5,314,216	0.1
168,378		Newmont Mining Corp.	7,819,474	0.2
107,735		Nucor Corp.	4,651,997	0.1
54,986	@	Owens-Illinois, Inc.	1,169,552	0.0
52,013		PPG Industries, Inc.	7,039,960	0.2
100,778		Praxair, Inc.	11,030,152	0.3
65,974		Sealed Air Corp.	1,155,205	0.0
29,027		Sherwin-Williams Co.	4,464,933	0.1
40,812		Sigma-Aldrich Corp.	3,002,947	0.1
48,061	L	United States Steel Corp.	1,147,216	0.0
43,956		Vulcan Materials Co.	2,287,910	0.1
			156,487,605	3.6

		Telecommunication Services: 3.0%
1,926,506		AT&T, Inc.	64,942,517	1.5
211,734		CenturyTel, Inc.	8,283,034	0.2
99,432	@	Crown Castle International Corp.	7,175,013	0.2
338,647	L	Frontier Communications Corp.	1,449,409	0.0
105,322	@	MetroPCS Communications, Inc.	1,046,901	0.0
1,019,086	@	Sprint Nextel Corp.	5,778,218	0.1
967,975		Verizon Communications, Inc.	41,884,278	1.0
199,478	L	Windstream Corp.	1,651,678	0.0
			132,211,048	3.0

		Utilities: 3.4%
209,436		AES Corp.	2,240,965	0.1
39,949		AGL Resources, Inc.	1,596,762	0.0
82,296		Ameren Corp.	2,528,133	0.1
164,584		American Electric Power Co., Inc.	7,024,445	0.2
144,977		CenterPoint Energy, Inc.	2,790,807	0.1
89,511		CMS Energy Corp.	2,182,278	0.1
99,335		Consolidated Edison, Inc.	5,517,066	0.1
194,893		Dominion Resources, Inc.	10,095,457	0.2
58,363		DTE Energy Co.	3,504,698	0.1
238,861		Duke Energy Corp.	15,239,332	0.4
110,507		Edison International	4,993,811	0.1
60,283		Entergy Corp.	3,843,041	0.1
289,751		Exelon Corp.	8,617,195	0.2
141,848		FirstEnergy Corp.	5,923,573	0.1
26,424		Integrys Energy Group, Inc.	1,379,861	0.0
143,541		NextEra Energy, Inc.	9,931,602	0.2
105,061		NiSource, Inc.	2,614,968	0.1
106,482		Northeast Utilities	4,161,317	0.1
109,311		NRG Energy, Inc.	2,513,060	0.1
69,400		Oneok, Inc.	2,966,850	0.1
145,840		Pacific Gas & Electric Co.	5,859,851	0.1
77,831		Pepco Holdings, Inc.	1,526,266	0.0
37,208		Pinnacle West Capital Corp.	1,896,864	0.0
197,300		PPL Corp.	5,648,699	0.1
171,594		Public Service Enterprise Group, Inc.	5,250,776	0.1
44,701		SCANA Corp.	2,040,154	0.0
76,288		Sempra Energy	5,411,871	0.1
296,474		Southern Co.	12,692,052	0.3
67,817		TECO Energy, Inc.	1,136,613	0.0
78,034		Wisconsin Energy Corp.	2,875,553	0.1
165,388		Xcel Energy, Inc.	4,417,513	0.1
			148,421,433	3.4

	Total Common Stock (Cost $3,437,733,650)		4,321,082,819	98.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.6%
	Securities Lending Collateralcc(1): 0.4%
4,805,208	Cantor Fitzgerald, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $4,805,287, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $4,901,313, due 07/15/13-08/01/46)	4,805,208	0.1
4,805,208	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $4,805,261, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $4,901,313, due 10/01/16-12/20/42)	4,805,208	0.1

See Accompanying Notes to Financial Statements

ING U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

1,011,240	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $1,011,250, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $1,031,467, due 10/31/17-08/15/22)	1,011,240	0.0
4,805,208	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $4,805,257, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $4,901,313, due 08/09/13-06/20/42)	4,805,208	0.1
4,805,208	Royal Bank of Canada, Repurchase Agreement dated 12/26/12, 0.18%, due 01/02/13 (Repurchase Amount $4,805,374, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $4,901,312, due 10/01/32-01/01/43)	4,805,208	0.1
		20,232,072	0.4

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.2%
52,124,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $52,124,000)	52,124,000	1.2

	Total Short-Term Investments (Cost $72,356,072)	72,356,072	1.6

	Total Investments in Securities (Cost $3,510,089,722)	$4,393,438,891	100.0
	Assets in Excess of Other Liabilities	6,216	–

	Net Assets	$4,393,445,107	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $3,578,107,467.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$989,413,090
Gross Unrealized Depreciation	(174,081,666)

Net Unrealized Appreciation	$815,331,424

See Accompanying Notes to Financial Statements

ING U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$4,321,082,819	$–	$–	$4,321,082,819
Short-Term Investments	52,124,000	20,232,072	–	72,356,072

Total Investments, at fair value	$4,373,206,819	$20,232,072	$–	$4,393,438,891

Other Financial Instruments+
Futures	414,710	–	–	414,710

Total Assets	$4,373,621,529	$20,232,072	$–	$4,393,853,601

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING U.S. Stock Index Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)

Long Contracts
S&P 500 E-Mini	1,143	03/15/13	$81,158,715	$414,710

			$81,158,715	$414,710

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Asset Derivatives

Equity contracts	Net Assets-Unrealized appreciation*	$414,710

Total Assets Derivatives		$414,710

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures

Equity contracts	$11,213,003

Total	$11,213,003

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures

Equity contracts	$3,268

Total	$3,268

See Accompanying Notes to Financial Statements

ING BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 0.2%
		Financials: 0.2%
590,000	Bear Stearns Cos., Inc., 3.960%, 03/10/14	601,706	0.1
445,000	International Bank for Reconstruction & Development, 3.027%, 12/10/13	446,909	0.0
800,000	SLM Corp., 4.282%, 01/31/14	805,680	0.1

	Total Corporate Bonds/ Notes (Cost $1,801,128)	1,854,295	0.2

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.0%
167,126	GMAC Commercial Mortgage Securities, Inc., 4.547%, 12/10/41	167,071	0.0

	Total Collateralized Mortgage Obligations (Cost $160,265)	167,071	0.0

FOREIGN GOVERNMENT BONDS: 19.0%
EUR 67,480,000	Bundesobligation, 0.500%, 10/13/17	89,945,781	7.5
EUR 17,773,046	Deutsche Bundesrepublik Inflation Linked Bond, 1.500%, 04/15/16	25,524,308	2.2
EUR 66,855,000	French Treasury Note BTAN, 1.000%, 07/25/17	89,792,548	7.5
EUR 605,900	Hellenic Republic Government Bond, 10/15/42	5,521	0.0
EUR 1,929,200	Italy Buoni Poliennali Del Tesoro, 2.150%, 09/15/14	2,609,934	0.2
EUR 14,392,329	Italy Buoni Poliennali Del Tesoro, 2.100%, 09/15/16	19,311,861	1.6

	Total Foreign Government Bonds (Cost $225,146,447)	227,189,953	19.0

U.S. GOVERNMENT AGENCY OBLIGATIONS: 14.0%
		Federal National Mortgage Association: 7.1%##
11,617,573	3.000%, due 11/01/42	12,189,017	1.0
69,549,711	3.000%, due 12/01/42	72,970,720	6.1
		85,159,737	7.1

		Government National Mortgage Association: 6.9%
78,095,000	3.000%, due 12/20/42	83,173,402	6.9
	Total U.S. Government Agency Obligations (Cost $168,212,244)	168,333,139	14.0

U.S. TREASURY OBLIGATIONS: 52.8%
		Treasury Inflation Indexed Protected Securities: 52.8%
59,674,405		0.125%, due 04/15/16	62,853,917	5.2
15,186,624		0.125%, due 04/15/17	16,267,487	1.4
2,352,871		0.125%, due 01/15/22	2,555,623	0.2
11,693,471		0.125%, due 07/15/22	12,688,328	1.1
17,405,715		0.500%, due 04/15/15	18,169,931	1.5
1,019,033		0.625%, due 07/15/21	1,158,354	0.1
49,080,989		0.750%, due 02/15/42	53,831,882	4.5
925,260		1.125%, due 01/15/21	1,087,036	0.1
11,427,420		1.250%, due 04/15/14	11,788,103	1.0
482,605		1.250%, due 07/15/20	572,641	0.0
1,053,645		1.375%, due 01/15/20	1,249,392	0.1
17,226,535		1.625%, due 01/15/15	18,307,224	1.5
33,443,902		1.750%, due 01/15/28	43,315,071	3.6
4,206,563		1.875%, due 07/15/13	4,276,236	0.4
24,371,009		1.875%, due 07/15/15	26,579,632	2.2
23,241,338		2.000%, due 01/15/14	23,996,681	2.0
24,426,205		2.000%, due 07/15/14	25,784,913	2.2
7,336,571		2.000%, due 01/15/16	8,137,864	0.7
10,413,385		2.000%, due 01/15/26	13,660,247	1.1
12,018,397		2.125%, due 01/15/19	14,599,540	1.2
1,446,188		2.125%, due 02/15/40	2,120,135	0.2
3,423,119		2.125%, due 02/15/41	5,054,985	0.4
59,280,288		2.375%, due 01/15/25	80,042,260	6.7
20,740,777		2.375%, due 01/15/27	28,607,692	2.4
28,560,798		2.500%, due 07/15/16	32,831,523	2.7
2,542,664		2.500%, due 01/15/29	3,625,681	0.3
2,456,513		3.375%, due 04/15/32	4,051,137	0.3
32,150,446		3.625%, due 04/15/28	51,028,803	4.3
38,720,303	S	3.875%, due 04/15/29	64,200,082	5.4

	Total U.S. Treasury Obligations (Cost $626,178,647)		632,442,400	52.8

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.2%
		Options On Currencies: 0.0%
11,545,000	@	AUD Put vs. JPY Call Currency Option, Strike @ 87.000, Exp. 01/10/13 Counterparty: Deutsche Bank AG	2,535	0.0
10,385,000	@	JPY Put vs. USD Call Currency Option, Strike @ 100.000, Exp. 03/28/13 Counterparty: Citigroup, Inc.	4,205	0.0
			6,740	0.0

		Options on Exchange Traded Futures: 0.0%
159	@	U.S. Treasury Long Bond, Strike @ 147.000, Exp. 01/25/13	186,329	0.0

		OTC Interest Rate Swaptions: 0.2%
15,000,000	@	Receive a fixed rate equal to 1.175% and pay a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 12/16/13 Counterparty: Citigroup, Inc.	151,115	0.0

See Accompanying Notes to Financial Statements

ING BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

13,300,000	@	Receive a fixed rate equal to 1.250% and pay a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 10/18/13 Counterparty: Deutsche Bank AG	174,098	0.0
27,100,000	@	Receive a fixed rate equal to 2.400% and pay a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 02/15/13 Counterparty: Citigroup, Inc.	48,883	0.0
16,400,000	@	Receive a fixed rate equal to 2.430% and pay a floating rate based on the 3-month USD-LIBOR-BBA, Exp. 01/07/13 Counterparty: Citigroup, Inc.	40	0.0
15,000,000	@	Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.175%, Exp. 12/16/13 Counterparty: Citigroup, Inc.	168,732	0.0
13,300,000	@	Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.250%, Exp. 10/18/13 Counterparty: Deutsche Bank AG	99,720	0.0
9,000,000	@	Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 3.900%, Strike @ 0.03900, Exp. 09/09/13 Counterparty: Citigroup, Inc.	6,631	0.0
10,100,000	@	Receive a floating rate based on the 6-month EUR-EURIBOR and pay a fixed rate equal to 2.500%, Strike @ 0.025, Exp. 06/08/22 Counterparty: Deutsche Bank AG	1,603,198	0.2
			2,252,417	0.2

	Total Purchased Options (Cost $2,871,106)		2,445,486	0.2

	Total Long-Term Investments (Cost $1,024,369,837)		1,032,432,344	86.2

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 13.7%
		Mutual Funds: 6.8%
81,804,006	Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares (Cost $81,804,006)	81,804,006	6.8

		Affiliated Investment Companies: 6.9%
82,995,964	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $82,995,964)	82,995,964	6.9

	Total Short-Term Investments (Cost $164,799,970)	164,799,970	13.7

	Total Investments in Securities (Cost $1,189,169,807)	$1,197,232,314	99.9
	Assets in Excess of Other Liabilities	1,786,977	0.1

	Net Assets	$1,199,019,291	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
@	Non-income producing security

S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

EUR	EU Euro

Cost for federal income tax purposes is $1,190,352,104.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,000,585
Gross Unrealized Depreciation	(2,120,375)

Net Unrealized Appreciation	$6,880,210

See Accompanying Notes to Financial Statements

ING BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Purchased Options	$186,329	$2,259,157	$–	$2,445,486
Corporate Bonds/Notes	–	1,854,295	–	1,854,295
Collateralized Mortgage Obligations	–	167,071	–	167,071
U.S. Treasury Obligations	–	632,442,400	–	632,442,400
U.S. Government Agency Obligations	–	168,333,139	–	168,333,139
Short-Term Investments	164,799,970	–	–	164,799,970
Foreign Government Bonds	–	227,189,953	–	227,189,953

Total Investments, at fair value	$164,986,299	$1,032,246,015	$–	$1,197,232,314

Other Financial Instruments+
Swaps	–	1,159,244	–	1,159,244
Futures	1,278,335	–	–	1,278,335
Forward Foreign Currency Contracts	–	3,634,843	–	3,634,843

Total Assets	$166,264,634	$1,037,040,102	$–	$1,203,304,736

Liabilities Table
Other Financial Instruments+
Swaps	$–	$(1,859,775)	$–	$(1,859,775)
Written Options	(54,656)	(2,160,704)	–	(2,215,360)
Futures	(1,282,009)	–	–	(1,282,009)
Forward Foreign Currency Contracts	–	(2,059,778)	–	(2,059,778)

Total Liabilities	$(1,336,665)	$(6,080,257)	$–	$(7,416,922)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING BlackRock Inflation Protected Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.	Norwegian Krone	17,035,501	Buy	02/20/13	$3,005,818	$3,059,674	$53,856
UBS Warburg LLC	EU Euro	113,674,000	Buy	01/23/13	147,274,670	150,071,292	2,796,622

							$2,850,478

BNP Paribas Bank	EU Euro	4,160,000	Sell	02/06/13	$5,394,800	$5,492,658	$(97,858)
BNP Paribas Bank	EU Euro	14,359,000	Sell	01/23/13	18,635,024	18,956,610	(321,586)
Goldman Sachs & Co.	EU Euro	136,180,000	Sell	01/23/13	179,858,509	179,783,491	75,018
Goldman Sachs & Co.	EU Euro	3,687,000	Sell	01/23/13	4,707,245	4,867,541	(160,296)
JPMorgan Chase & Co.	EU Euro	1,365,000	Sell	01/23/13	1,810,942	1,802,060	8,882
JPMorgan Chase & Co.	EU Euro	5,864,000	Sell	01/23/13	7,520,480	7,741,595	(221,115)
JPMorgan Chase & Co.	EU Euro	4,974,000	Sell	01/23/13	6,453,690	6,566,625	(112,935)
UBS Warburg LLC	Japanese Yen	395,161,010	Sell	01/16/13	4,685,000	4,561,217	123,783
UBS Warburg LLC	EU Euro	3,040,000	Sell	01/23/13	3,933,724	4,012,672	(78,948)
UBS Warburg LLC	EU Euro	1,849,000	Sell	01/23/13	2,364,255	2,441,031	(76,776)
UBS Warburg LLC	Japanese Yen	869,999,500	Sell	02/20/13	10,622,705	10,046,023	576,682
UBS Warburg LLC	EU Euro	112,682,000	Sell	01/23/13	147,771,400	148,761,664	(990,264)

							$(1,275,413)

See Accompanying Notes to Financial Statements

ING BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

ING BlackRock Inflation Protected Bond Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)

Long Contracts
U.S. Treasury 10-Year Note	1,262	03/19/13	$167,569,938	$(233,719)
U.S. Treasury 2-Year Note	365	03/28/13	80,471,097	24,053

			$248,041,035	$(209,666)

Short Contracts
Euro-Bobl 5-Year	(1,047)	03/07/13	(176,646,700)	(645,561)
Euro-Bund	(104)	03/07/13	(19,992,819)	(165,241)
Long Gilt	(43)	03/26/13	(8,306,763)	27,361
U.S. Treasury 5-Year Note	(1,233)	03/28/13	(153,402,536)	(237,488)
U.S. Treasury Long Bond	(437)	03/19/13	(64,457,500)	981,314
U.S. Treasury Ultra Long Bond	(82)	03/19/13	(13,332,687)	245,607

			$(436,139,005)	$205,992

ING BlackRock Inflation Protected Bond Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2012:

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 1.625% Counterparty: Citigroup, Inc.	11/19/14	USD	7,600,000	$123,901	$–	$123,901
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.436% Counterparty: Deutsche Bank AG	08/30/14	USD	65,000,000	(85,255)	–	(85,255)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.376% Counterparty: Deutsche Bank AG	11/15/14	USD	42,400,000	(3,714)	–	(3,714)
Receive a floating rate based on CPURNSA Index and pay a fixed rate equal to 1.840% Counterparty: Deutsche Bank AG	10/25/15	USD	9,700,000	265,579	–	265,579
Receive a fixed rate equal to 0.800% and pay a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Deutsche Bank AG	12/17/17	USD	13,200,000	(20,395)	–	(20,395)
Receive a fixed rate equal to 2.465% and pay a floating rate based on CPURNSA Index Counterparty: Deutsche Bank AG	10/25/20	USD	5,100,000	(118,179)	–	(118,179)
Receive a fixed rate equal to 2.665% and pay a floating rate based on CPURNSA Index Counterparty: Deutsche Bank AG	06/23/21	USD	8,205,000	67,721	–	67,721
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.485% Counterparty: Deutsche Bank AG	07/09/42	USD	3,100,000	197,070	–	197,070
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.464% Counterparty: Deutsche Bank AG	08/07/42	USD	1,800,000	123,313	–	123,313
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.506% Counterparty: Deutsche Bank AG	08/10/42	USD	1,600,000	95,098	–	95,098
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.716% Counterparty: Deutsche Bank AG	08/21/42	USD	3,100,000	43,437	–	43,437
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.576% Counterparty: Deutsche Bank AG	11/29/42	USD	5,400,000	243,125	–	243,125

				$931,701	$–	$931,701

See Accompanying Notes to Financial Statements

ING BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

ING BlackRock Inflation Protected Bond Portfolio Total Return Swap Agreements Outstanding on December 31, 2012:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive the positive price return of the Barclays Capital U.S. Treasury Inflation Protected Securities (Series-L). Pay a floating rate based on the 1-month USD-LIBOR-BBA plus 31bps and, if negative, the absolute value of the total return of the index. Counterparty: Barclays Bank PLC	01/24/13	USD 429,739,000	$(1,632,232)	$–	$(1,632,232)

			$(1,632,232)	$–	$(1,632,232)

ING BlackRock Inflation Protected Bond Portfolio Written Inflation Caps Outstanding on December 31, 2012:

Inflation Caps

Description	Counterparty	Strike Index	Exercise Index	Termination Date	Notional Amount	Premiums Received	Fair Value
Cap- HICPx Index	Deutsche Bank AG	2.500%	Maximum of [1-(Index Final/Index Initial)] or $0	04/26/22	EUR 3,140,000	$217,411	$(195,223)

						$217,411	$(195,223)

ING BlackRock Inflation Protected Bond Portfolio Written Options Open on December 31, 2012: Exchange-Traded Options
Description/Name of Issuer	Exercise Price	Expiration Date	# of Contracts	Premiums Received	Value
U.S. Treasury Long Bond	144.00	01/25/13	159	$31,974	$(54,656)

				$31,974	$(54,656)

ING BlackRock Inflation Protected Bond Portfolio Written OTC Options on December 31, 2012:

Notional Amount	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options On Currencies
6,005,000	Goldman Sachs & Co.	JPY Put vs. USD Call Currency Option	87.000 USD	03/19/13	$40,260	$(93,236)

		Total Written OTC Options			$40,260	$(93,236)

ING BlackRock Inflation Protected Bond Portfolio Written Swaptions Open on December 31, 2012:

Written Interest Rate Swaptions

Description	Counterparty	Floating Rate Index/Underlying Reference Entity	Pay/ Receive Floating	Exercise Rate	Expiration Date		Notional Amount	Premiums Received	Fair Value
Put OTC Swaption	Deutsche Bank AG	6-month EUR- EURIBOR	Pay	4.500%	06/08/22	EUR	10,100,000	$475,559	$(464,513)
Put OTC Swaption	Citigroup, Inc.	3-month USD- LIBOR-BBA	Pay	2.400%	10/13/14	USD	31,000,000	522,350	(491,672)
Put OTC Swaption	Deutsche Bank AG	3-month USD- LIBOR-BBA	Pay	2.250%	06/27/14	USD	14,100,000	148,402	(77,501)
Put OTC Swaption	Deutsche Bank AG	3-month USD- LIBOR-BBA	Pay	2.250%	08/18/14	USD	25,500,000	382,500	(171,596)
Call OTC Swaption	Citigroup, Inc.	3-month USD- LIBOR-BBA	Receive	2.100%	02/15/13	USD	27,100,000	121,273	(2,927)
Call OTC Swaption	Citigroup, Inc.	3-month USD- LIBOR-BBA	Receive	2.150%	09/09/13	USD	9,000,000	202,680	(268,276)
Call OTC Swaption	Deutsche Bank AG	3-month USD- LIBOR-BBA	Receive	1.250%	06/27/14	USD	14,100,000	148,403	(144,575)
Call OTC Swaption	Deutsche Bank AG	3-month USD- LIBOR-BBA	Receive	1.250%	08/18/14	USD	25,500,000	175,950	(251,185)

				Total Written Swaptions				$2,177,117	$(1,872,245)

See Accompanying Notes to Financial Statements

ING BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Asset Derivatives

Foreign exchange contracts	Investment in securities at value*	$6,740
Interest rate contracts	Investments in securities at value*	2,438,746
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	3,634,843
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,159,244
Interest rate contracts	Net Assets-Unrealized appreciation**	1,278,335

Total Asset Derivatives		$8,517,908

Liability Derivatives

Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$2,059,778
Interest rate contracts	Unrealized depreciation on OTC swap agreements	1,859,775
Interest rate contracts	Net Asset-Unrealized depreciation**	1,282,009
Foreign exchange contracts	Written options, at fair value	93,236
Interest rate contracts	Written options, at fair value	2,122,124

Total Liability Derivatives		$7,416,922

*	Includes purchased options.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total

Interest rate contracts	$64,732	$-	$(6,284,548)	$11,116,224	$3,013,814	$7,910,222
Foreign exchange contracts	(319,582)	7,449,052	-	-	333,156	7,462,626

Total	$(254,850)	$7,449,052	$(6,284,548)	$11,116,224	$3,346,970	$15,372,848

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivative not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total

Interest rate contracts	$(1,588,196)	$-	$2,255,595	$3,212,517	$2,783,488	$6,663,404
Foreign exchange contracts	(166,025)	(113,532)	-	-	(52,976)	(332,533)

Total	$(1,754,221)	$(113,532)	$2,255,595	$3,212,517	$2,730,512	$6,330,871

* Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

** Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING Goldman Sachs Commodity Strategy Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 3.5%
1,300,000		NCUA Guaranteed Notes, 0.226%, 06/12/13	1,299,935	1.4
130,377		NCUA Guaranteed Notes, 0.558%, 12/07/20	130,768	0.1
237,156		NCUA Guaranteed Notes, 0.578%, 11/06/17	237,676	0.3
293,074		NCUA Guaranteed Notes, 0.588%, 03/06/20	293,092	0.3
268,556		NCUA Guaranteed Notes, 0.588%, 04/06/20	269,028	0.3
224,298		NCUA Guaranteed Notes, 0.588%, 05/07/20	224,683	0.2
290,565		NCUA Guaranteed Notes, 0.607%, 03/11/20	292,018	0.3
547,204		NCUA Guaranteed Notes, 0.658%, 02/06/20	548,402	0.6

	Total Collateralized Mortgage Obligations (Cost $3,291,219)		3,295,602	3.5

MUNICIPAL BONDS: 0.6%
		Wisconsin: 0.6%
600,000		State of Wisconsin, 4.800%, 05/01/13	608,880	0.6

	Total Municipal Bonds (Cost $607,709)		608,880	0.6

U.S. TREASURY OBLIGATIONS: 53.3%
		Treasury Inflation Indexed Protected Securities: 21.5%
1,532,146		0.625%, due 04/15/13	1,530,710	1.6
2,295,321		1.250%, due 04/15/14	2,367,768	2.5
1,090,287		1.625%, due 01/15/15	1,158,685	1.2
1,637,285		1.875%, due 07/15/13	1,664,403	1.8
2,854,152		1.875%, due 07/15/15	3,112,810	3.3
3,630,481		2.000%, due 01/15/14	3,748,472	4.0
6,381,284		2.000%, due 07/15/14	6,736,243	7.1
			20,319,091	21.5

		U.S. Treasury Bonds: 0.5%
300,000		2.750%, due 11/15/42	288,141	0.3
200,000		3.000%, due 05/15/42	203,031	0.2
			491,172	0.5

		U.S. Treasury Notes: 31.3%
300,000		0.125%, due 09/30/13	299,965	0.3
2,300,000	S	0.125%, due 12/31/13	2,298,921	2.4
8,300,000		0.125%, due 07/31/14	8,287,035	8.7
6,600,000		0.250%, due 04/30/14	6,603,867	7.0
1,000,000		0.250%, due 05/31/14	1,000,625	1.1
4,800,000		0.250%, due 06/30/14	4,802,626	5.1
5,800,000		0.250%, due 09/30/14	5,802,042	6.1
300,000		0.750%, due 12/31/17	300,422	0.3

200,000	1.125%, due 12/31/19	199,281	0.2
100,000	1.500%, due 03/31/19	103,086	0.1
		29,697,870	31.3

	Total U.S. Treasury Obligations (Cost $50,476,965)	50,508,133	53.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 17.8%
		Federal Home Loan Mortgage Corporation: 1.9%##
1,200,000	0.500%, due 01/24/14	1,200,284	1.3
2,429	5.000%, due 11/01/16	2,603	0.0
2,557	5.000%, due 01/01/17	2,740	0.0
850	5.000%, due 01/01/17	915	0.0
2,228	5.000%, due 02/01/17	2,388	0.0
2,018	5.000%, due 02/01/17	2,163	0.0
1,282	5.000%, due 02/01/17	1,380	0.0
2,410	5.000%, due 02/01/17	2,593	0.0
1,761	5.000%, due 03/01/17	1,887	0.0
2,847	5.000%, due 03/01/17	3,063	0.0
2,855	5.000%, due 04/01/17	3,072	0.0
1,645	5.000%, due 04/01/17	1,770	0.0
1,742	5.000%, due 04/01/17	1,874	0.0
2,930	5.000%, due 04/01/17	3,153	0.0
3,445	5.000%, due 04/01/17	3,707	0.0
2,924	5.000%, due 04/01/17	3,146	0.0
2,143	5.000%, due 09/01/17	2,297	0.0
2,239	5.000%, due 09/01/17	2,409	0.0
3,177	5.000%, due 09/01/17	3,410	0.0
544	5.000%, due 09/01/17	586	0.0
2,073	5.000%, due 09/01/17	2,231	0.0
1,540	5.000%, due 09/01/17	1,657	0.0
3,852	5.000%, due 09/01/17	4,145	0.0
10,808	5.000%, due 09/01/17	11,630	0.1
2,516	5.000%, due 09/01/17	2,707	0.0
2,440	5.000%, due 09/01/17	2,625	0.0
11,178	5.000%, due 09/01/17	12,028	0.1
2,201	5.000%, due 09/01/17	2,362	0.0
2,875	5.000%, due 09/01/17	3,093	0.0
2,784	5.000%, due 10/01/17	2,981	0.0
3,466	5.000%, due 10/01/17	3,730	0.0
4,313	5.000%, due 10/01/17	4,641	0.0
4,792	5.000%, due 10/01/17	5,129	0.0
3,991	5.000%, due 10/01/17	4,294	0.0
33,008	5.000%, due 10/01/17	35,303	0.1
5,127	5.000%, due 10/01/17	5,517	0.0
5,325	5.000%, due 10/01/17	5,687	0.0
36,567	5.000%, due 10/01/17	39,347	0.1
5,162	5.000%, due 10/01/17	5,555	0.0
4,566	5.000%, due 10/01/17	4,880	0.0
6,664	5.000%, due 10/01/17	7,129	0.0
2,600	5.000%, due 10/01/17	2,779	0.0
2,256	5.000%, due 10/01/17	2,427	0.0
2,838	5.000%, due 10/01/17	3,054	0.0
2,114	5.000%, due 10/01/17	2,274	0.0
84,744	5.000%, due 11/01/17	90,697	0.1
3,180	5.000%, due 11/01/17	3,405	0.0
3,169	5.000%, due 11/01/17	3,386	0.0
2,487	5.000%, due 11/01/17	2,676	0.0
2,883	5.000%, due 11/01/17	3,102	0.0
5,712	5.000%, due 11/01/17	6,118	0.0
2,319	5.000%, due 11/01/17	2,483	0.0
2,405	5.000%, due 11/01/17	2,574	0.0
1,447	5.000%, due 11/01/17	1,557	0.0
4,498	5.000%, due 11/01/17	4,839	0.0
2,088	5.000%, due 12/01/17	2,247	0.0
2,513	5.000%, due 12/01/17	2,693	0.0
4,261	5.000%, due 12/01/17	4,585	0.0

See Accompanying Notes to Financial Statements

ING Goldman Sachs Commodity Strategy Portfolio	CONSOLIDATED PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

4,136	5.000%, due 12/01/17	4,450	0.0
3,415	5.000%, due 12/01/17	3,674	0.0
2,490	5.000%, due 12/01/17	2,680	0.0
3,404	5.000%, due 12/01/17	3,662	0.0
3,430	5.000%, due 01/01/18	3,671	0.0
2,831	5.000%, due 02/01/18	3,034	0.0
2,878	5.000%, due 02/01/18	3,084	0.0
3,959	5.000%, due 02/01/18	4,243	0.0
3,867	5.000%, due 02/01/18	4,145	0.0
3,310	5.000%, due 02/01/18	3,547	0.0
3,025	5.000%, due 02/01/18	3,242	0.0
4,146	5.000%, due 02/01/18	4,440	0.0
7,267	5.000%, due 02/01/18	7,788	0.0
3,135	5.000%, due 02/01/18	3,357	0.0
4,420	5.000%, due 02/01/18	4,737	0.0
5,082	5.000%, due 03/01/18	5,446	0.0
4,663	5.000%, due 03/01/18	4,997	0.0
4,608	5.000%, due 03/01/18	4,935	0.0
3,657	5.000%, due 03/01/18	3,919	0.0
4,664	5.000%, due 03/01/18	4,997	0.0
3,018	5.000%, due 04/01/18	3,294	0.0
4,458	5.000%, due 04/01/18	4,821	0.0
1,823	5.000%, due 04/01/18	1,962	0.0
3,317	5.000%, due 04/01/18	3,555	0.0
4,740	5.000%, due 05/01/18	5,079	0.0
4,912	5.000%, due 06/01/18	5,264	0.0
4,866	5.000%, due 07/01/18	5,310	0.0
4,032	5.000%, due 07/01/18	4,400	0.0
5,517	5.000%, due 07/01/18	6,021	0.0
3,996	5.000%, due 07/01/18	4,361	0.0
5,325	5.000%, due 11/01/18	5,801	0.0
48,798	5.500%, due 01/01/20	52,977	0.1
		1,739,900	1.9

		Federal National Mortgage Association: 15.9%##
4,700,000	0.221%, due 05/17/13	4,700,522	5.0
300,000	0.375%, due 03/16/15	300,564	0.3
5,000,000	2.375%, due 04/11/16	5,318,270	5.6
1,512,851	4.000%, due 10/01/40	1,623,851	1.7
1,053,431	4.000%, due 12/01/40	1,130,723	1.2
1,335,400	4.000%, due 01/01/41	1,433,380	1.5
500,000	4.125%, due 04/15/14	525,226	0.5
13,562	5.000%, due 03/01/18	14,565	0.0
49,048	5.000%, due 04/01/18	52,742	0.1
		15,099,843	15.9

	Total U.S. Government Agency Obligations (Cost $16,722,126)	16,839,743	17.8

	Total Long-Term Investments (Cost $71,098,019)	71,252,358	75.2

SHORT-TERM INVESTMENTS: 9.6%
		U.S. Government Agency Obligations: 1.9%
1,800,000	Federal Home Loan Banks, 0.210%, 01/04/13 (Cost $1,800,016)	1,800,016	1.9

Shares		Value	Percentage of Net Assets
		Mutual Funds: 7.7%
7,338,906	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $7,338,906)	7,338,906	7.7

	Total Short-Term Investments (Cost $9,138,922)	9,138,922	9.6

	Total Investments in Securities (Cost $80,236,941)	$80,391,280	84.8
	Assets in Excess of Other Liabilities	14,428,993	15.2

	Net Assets	$94,820,273	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
S	All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

          Cost for federal income tax purposes is $90,967,380.

          Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$178,381
Gross Unrealized Depreciation	(10,754,481)

Net Unrealized Depreciation	$(10,576,100)

See Accompanying Notes to Financial Statements

ING Goldman Sachs Commodity Strategy Portfolio	PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Collateralized Mortgage Obligations	$–	$3,295,602	$–	$3,295,602
Municipal Bonds	–	608,880	–	608,880
Short-Term Investments	7,338,906	1,800,016	–	9,138,922
U.S. Government Agency Obligations	–	16,839,743	–	16,839,743
U.S. Treasury Obligations	–	50,508,133	–	50,508,133

Total Investments, at fair value	$7,338,906	$73,052,374	$–	$80,391,280

Other Financial Instruments+
Futures	30,411	–	–	30,411
Swaps	–	–	–	–

Total Assets	$7,369,317	$73,052,374	$–	$80,421,691

Liabilities Table
Other Financial Instruments+
Futures	$(5,302)	$–	$–	$(5,302)

Total Liabilities	$(5,302)	$–	$–	$(5,302)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

ING Goldman Sachs Commodity Strategy Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)

Short Contracts
U.S. Treasury 10-Year Note	(18)	03/19/13	$(2,390,063)	$1,553
U.S. Treasury 2-Year Note	(61)	03/28/13	(13,448,594)	(5,302)
U.S. Treasury Long Bond	(6)	03/19/13	(885,000)	1,957
U.S. Treasury Ultra Long Bond	(7)	03/19/13	(1,138,156)	26,901

			$(17,861,813)	$25,109

ING Goldman Sachs Commodity Strategy Portfolio Total Return Swap Agreements Outstanding on December 31, 2012:(1)

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive the price return on the Merrill Lynch Commodity Index, if positive. Pay 25 basis points and, if negative, the absolute value of the price return for the Merrill Lynch Commodity Index. Counterparty: Merrill Lynch & Co., Inc	06/13/13	USD 73,239,939	$–	$–	$–
Receive the price return on the Dow Jones-UBS Commodity Index Excess ReturnSM, if positive. Pay 27 basis points and, if negative, the absolute value of the price return for the Dow Jones-UBS Commodity Index Excess ReturnSM. Counterparty: UBS Warburg LLC	06/12/13	USD 20,112,392	–	–	–
Receive the price return on the Dow Jones-UBS Commodity Index Excess ReturnSM, if positive. Pay 27 basis points and, if negative, the absolute value of the price return for the Dow Jones-UBS Commodity Index Excess ReturnSM. Counterparty: UBS Warburg LLC	06/12/13	USD 1,886,009	–	–	–

			$–	$–	$–

(1) Each respective total return swap resets monthly based on the change in the price return of the referenced commodity index. At December 31, 2012, each total return swap reset with a positive price return and the Portfolio recorded a realized loss on December 31, 2012 in the amount of $(734,079). The fair value of each total return swap is recorded at $0 as the price return of the respective commodity index had zero change as both the closing and opening price of the index was unchanged.

See Accompanying Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)  Aseparate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Investors Trust

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer

Date:	March 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer

Date:	March 6, 2013

By	/s/ Todd Modic

Todd Modic
Senior Vice President and Chief Financial Officer

Date:	March 6, 2013